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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer
1301 2nd Avenue
18th Floor
Seattle, Washington 98101
206-505-4846
______________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 to October 31, 2014

Item 1. Reports to Stockholders

2014 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2014

FUND	SHARE CLASS
U.S. Equity Funds
Russell U.S. Core Equity Fund	A, C, E, I, S, Y
Russell U.S. Defensive Equity Fund	A, C, E, I, S, Y
Russell U.S. Dynamic Equity Fund	A, C, E, I, S, Y
Russell U.S. Strategic Equity Fund	A, C, E, S
Select U.S. Equity Fund	Y
Russell U.S. Large Cap Equity Fund	A, C, S
Russell U.S. Mid Cap Equity Fund	A, C, S
Russell U.S. Small Cap Equity Fund	A, C, E, I, S, Y
International and Global Equity Funds
Russell International Developed Markets Fund	A, C, E, I, S, Y
Russell Global Equity Fund	A, C, E, S, Y
Select International Equity Fund	Y
Russell Emerging Markets Fund	A, C, E, S, Y
Tax-Managed Equity Funds
Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S
Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S
Taxable Fixed Income Funds
Russell Global Opportunistic Credit Fund	A, C, E, S, Y
Russell Strategic Bond Fund	A, C, E, I, S, Y
Russell Investment Grade Bond Fund	A, C, E, I, S, Y
Russell Short Duration Bond Fund	A, C, E, S, Y
Tax Exempt Fixed Income Funds
Russell Tax Exempt Bond Fund	A, C, E, S
Alternative and Specialty Funds
Russell Commodity Strategies Fund	A, C, E, S, Y
Russell Global Infrastructure Fund	A, C, E, S, Y
Russell Global Real Estate Securities Fund	A, C, E, S, Y
Russell Multi-Strategy Alternative Fund	A, C, E, S, Y
Russell Strategic Call Overwriting Fund	S

Russell Investment Company

Russell Investment Company is a series investment company with 39 different investment portfolios referred to as Funds. These financial statements report on 24 of these Funds.

Russell Investment Company Russell Funds

Annual Report

October 31, 2014

Table of Contents

Russell Investment Company – Russell Funds.

Copyright © Russell Investments 2014. All rights reserved.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

After strong performance in 2013, equity markets in the U.S. continued to move higher through the end of October 2014. The broad-based Russell 3000® Index was up 9.90% year-to-date as of October 31, 2014, and its one-year total return as of October 31, 2014 was 16.07%.

A number of factors contributed to this strong performance. After a somewhat slow start, the U.S economy has shown its resilience as corporate profits remain robust. Unemployment dropped below 6% in October for the first time since July 2008. And inflation remained tame, standing at just 1.7% on October 3, 2014.

At the same time, global markets contended with their fair share of concerns: instability in the Middle East, an Ebola outbreak in western Africa that spread fears across the globe, and unrest in the Ukraine. Add to that doubts about Europe’s economic recovery and a burst of volatility in the U.S. equity and Treasury markets in October and you might wonder how U.S. markets had such a strong year.

What all of this shows us is that the markets can – and often do – react to short-term events. But what matters most is to have a thoughtful financial plan, a long-term investment horizon, and a diversified, multi-asset portfolio that can weather periods of market volatility. We believe your financial advisor can also play a critical role in helping you stay on track and focus on your financial goals.

On the following pages you can gain additional insights on the markets and your investments by reviewing our Russell Investment Company’s 2014 Annual Report for the fiscal year ended October 31, 2014, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2014 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well over the fiscal year ended October 31, 2014 despite reactions to monetary policy and various geopolitical concerns. Broadly measured by the Russell 3000® Index, U.S. stocks returned 16.07% over the period, which is the sixth straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return.

The Russell 3000® Index finished higher in nine of the fiscal year’s twelve months, with exceptions in January, July and September 2014. Within U.S. large cap stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index as stocks with lower valuations (lower price-to-book and price-to-cash flow ratios) lagged the market. In particular, stocks with high historical 5-year earnings growth, including certain industries within technology and health care sectors, led the market upward. Similarly, within U.S. Small Cap, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index returning 8.26% compared to 7.89%. The fiscal year was led by larger capitalization stocks as the Russell Top 200® Index returned 17.43% compared with the Russell Midcap® Index, Russell 2000® Index, and the Russell Microcap® Index, which returned 15.32%, 8.06% and 7.34%, respectively. The fiscal year was also led by defensive stocks as the Russell 1000® Defensive Index® returned 16.91% while the Russell 1000® Dynamic Index® returned 16.59%. Stocks of companies with less financial leverage (lower debt-to-capital ratios) generally outperformed those with more debt in their capital structures.

Toward the end of calendar year 2013, the U.S. equity market performed well as the Russell 3000® Index returned 2.90% in November and 2.64% in December despite investor concerns over macroeconomic events. One concern was focused on the pending reduction of quantitative easing (tapering) by the U.S. Federal Reserve (the “Fed”), although some uncertainty around the timing and amount was resolved in December when it was announced the Fed would reduce asset purchases from $85 billion to $75 billion in January. Also in December, the U.S. Congress passed legislation to prevent another government “shutdown” that may have occurred in early 2014 had there been no action.

U.S. equities rebounded from a challenging start to 2014 with the Russell 3000® Index recording positive returns in five of the first six months of the year. Investors shrugged off disappointing U.S. non-farm payroll numbers for December and January, which were generally blamed on unusually cold weather. Markets jumped considerably in February on “dovish” comments from new Fed Chair Janet Yellen in her first Congressional testimony. In March, high dividend yield stocks briefly underperformed after comments from Yellen suggesting that U.S. short term interest rates may rise sooner than some were expecting. Toward the end of March, the market’s focus shifted to profit taking among high momentum stocks which were viewed as overbought by some investors. The final U.S. gross domestic product (“GDP”) growth rate for the fourth quarter of 2013 came in at 2.6%, slightly behind forecasts. Elsewhere, a series of concerns about Ukraine, Crimea and Russia kept a lid on global market appreciation over the first few months of 2014.

The Russell 3000® Index gained 4.87% from April through June, ending the period at a new record high. The equity market was led by high dividend yield stocks early in the period, as investors bid up interest rate sensitive stocks in pursuit of more yield from equity oriented investments as long term interest rates fell. Economic data released during the quarter generally provided indications of a continued economic expansion. The standout anomaly was the third revision to U.S. first-quarter real GDP (an inflation adjusted GDP measure), which was sharply revised downward to -2.9% largely driven by a decrease in personal consumption expenditures. The Fed downwardly revised its 2014 GDP forecasts from 2.9% to 2.2%. Elsewhere, non-farm payrolls remained healthy, with June being the fifth straight month of growth above 200,000 jobs, which is the first time this has happened in 14 years. Meanwhile, the Fed cut its monthly asset purchases by $10 billion at each monthly meeting, reducing the amount to $35 billion at June’s meeting.

During the summer (July 2014 through September 2014), the Russell 3000® Index finished virtually unchanged from where it started, returning 0.01%. However, U.S. equities suffered negative returns in July and September. Geopolitical

4 Market Summary

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Market Summary as of October 31, 2014, continued — (Unaudited)

risks and negative investor reaction to the Fed’s monthly statement, which was perceived as being more hawkish, dragged down equities in July, while the sell-off in the final days of September was driven in part by fears of a potentially larger than anticipated rise in interest rates. This led interest rate sensitive industries, such as REITs and Utilities, to underperform. Non-farm payrolls missed estimates in August at 180,000, the second weakest number this year, although this followed six months of 200,000+ additions. Unemployment fell to 6.1% in August, partially due to a marginal tick down in the participation rate. Meanwhile, the Fed continued its monthly reductions in quantitative easing as it prepared to fully halt the program in October. The U.S. dollar experienced its strongest three month period against other G10 currencies since 2008 after enjoying an eleven week run of successive gains.

In October, volatility in the market picked up significantly, partially driven by concerns over a European slowdown, the strength of the ISIS terror group in the Middle East, and the Russian/Ukrainian conflict. Excess supply of oil was a concern for the energy sector, with the price of WTI crude falling below $80 a barrel. The market was down over 5.50% in the first half of October with consumer staples, health care, utilities and real estate investment trusts outperforming during the downturn and for the month as a whole. However, the second half of October was much more positive with the market recouping all of its earlier losses, as favorable third quarter earnings boosted investor confidence. It was another good month for the Biotech industry despite many market participants expressing concern over the level of valuations within the industry. On October 29, 2014 the Fed officially announced the end to its 6 year long bond buying program that was intended to jumpstart the U.S. economy after the massive recession in 2008. The Fed is generally expected by analysts to increase interest rates modestly sometime in mid 2015.

Non-U.S. Developed Equity Markets

For the fiscal year ended October 31, 2014, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 0.17%. Equity prices increased to new highs during the period, despite the continued tepid global growth environment and elevated valuations, before pulling back in the last few months of the fiscal year. U.S. Dollar strength was a significant headwind during the period as other major currencies fell against the U.S. dollar - the Euro (-7.87%), Yen (-12.64%), Canadian dollar (-6.51%), Swiss Franc (-6.06%), and British Pound (-0.01%). Concerns heightened in the latter part of the fiscal period over European growth further slowing from an already modest pace, particularly in the larger economies such as Germany. At the end of the fiscal year political uncertainties in Eastern Europe and the Middle East continued to hang over the market.

During the fourth quarter of 2013, the global ex-U.S. market posted solid gains as the Index was up 5.8%. Several important U.S. macro indicators came in on the upside during November and December, fueling the positive momentum in the U.S. economy and spurring market anticipation of a near-term deceleration in the pace of U.S. Federal Reserve (“Fed”) quantitative easing (“QE”). U.S. gross domestic product (“GDP”) grew 2.8% year-over-year in the third quarter of 2013, while Institute for Supply Management® manufacturing and non-farm payrolls both beat consensus forecasts. The beginning of QE’s wind down was officially announced towards mid-December in the amount of $10 billion tapering to start in January 2014. The relatively low amount of tapering, coupled with new Fed Chair Janet Yellen’s dovish commentary on future monetary policy stance, were positively acknowledged by the markets.

Geo-politics and policymaker rhetoric dominated headlines in what was a relatively volatile first quarter of 2014. The Index registered positive returns of 1.2%, after recovering strongly from a sharp decline at the end of January. The quarter began with concerns over the outlook for growth in emerging markets (“EM”), amid ongoing speculation regarding the Fed’s plans for the reversal of QE. Political upheaval in a number of EM countries also caused concern, most notably in Ukraine and Venezuela, as the currencies of a series of EM countries sold-off. However, comments from Fed Chair Janet Yellen soothed investor concerns as she stated that “a highly accommodative policy will remain appropriate for a considerable time after asset purchases end.” European Central Bank (“ECB”) Chairman Draghi added to the positive mood as he re-iterated the ECB was “ready and willing” to act. However, an uptick in political risk weighed on markets at the beginning of March as fallout from Crimea’s independence referendum and its resulting decision to join with Russia stoked wider international

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

tensions. Despite sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and markets rebounded. Although macro data out of China worsened towards the second half of March, comments from the country’s Premier Li served to boost equity markets and spark a reversal in sentiment as he reassured investors that the government would support the economy.

A challenging start to the second quarter of 2014 saw equity markets track lower as policymaker inaction and an intensification of geopolitical events in Ukraine and the Middle East led to heightened investor risk aversion. However, non-U.S. equities maintained a largely positive trajectory through the quarter, as the Index advanced 4.4%.

The ECB’s announcement of renewed stimulus efforts in early June, as well as moderation of tensions between Russia and the West, contributed to an improvement in market sentiment toward the end of the second quarter. Consistently dovish comments from Fed Chair Janet Yellen, in particular her assertion that “a high degree of monetary accommodation remains warranted,” were also well received. Emerging markets also enjoyed a strong quarter, boosted by a series of welcome election results, most notably in India, and less dire concern toward the Chinese government’s restraint in policy support in the face of a decelerating economy.

Equity markets tracked lower over the third quarter of 2014, as the strengthening recovery in the U.S. wasn’t enough to offset a resurgence of geopolitical tension in the Middle East and sluggishness in Europe. Once again, monetary policy was key to equity performance across the world. Markets seemed unperturbed by the imminent end of QE in the U.S., preferring to focus on the country’s strong economic fundamentals, but concerns over interest rate hikes prompted Fed Chair Janet Yellen to insist that interest rates would remain low for a “considerable time.” Low inflation and high unemployment in the Eurozone pushed the ECB to cut deposit and interest rates to record lows and pledge to start buying covered bonds. By quarter-end, however, poor economic data highlighted that further stimulatory action would likely be necessary. Emerging markets had a patchy quarter, with underwhelming data from China doing little to quell concerns that the country may yet face a hard economic landing.

Overall, the non-U.S. markets fell 5.9% in the third quarter of 2014, as measured by the Index. Japan shed 2.57% as the after-effects of the consumer-tax hike continued to weigh on inflation and consumer sentiment. European markets were the biggest laggard, dropping 7.5% on the back of persistently bad economic news from the region’s key economies: Italy fell into recession in the second quarter, France stagnated and Germany saw business confidence slump to its lowest level in 17 months. Emerging market equities declined 3.3% in U.S. dollar terms during the quarter, largely driven by a September sell-off. Over the period, strength in the U.S. economy and a likelihood of further monetary easing in Europe and Japan weren’t enough to overcome broader fears over the health of the global economy. Though emerging markets fell overall, they contained several bright spots, especially in East Asia.

The largest capitalization stocks and those with higher dividend yields were strong performers over the year which generally favored more defensively oriented companies such as those found in the health care sector which led the other sectors by a large margin. Positive returns were also generated from telecommunication and utilities sectors. Information technology was the only other sector that outperformed for the fiscal year. Materials and energy sectors posted strong gains in the first half of the fiscal year but ended the fiscal year as the worst performers over growing concerns of economic growth and U.S. dollar strength.

Regionally, Asia ex-Japan was the clear leader, led largely by strong performance in Hong Kong as concerns over China eased in the latter part of the fiscal year. Europe was weak as the larger economies such as Germany and France pulled back on poor economic data, concerns over growth, and questions whether the European Central Bank will act in a timely manner to stimulate the fledgling economy.

The fiscal year did not show a clear trend between value and growth styles, though stocks that exhibited higher price-to-book ratios and strong historical growth were generally favored over the fiscal year.

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 1.86% over the fiscal year ended October 31, 2014. In what was another volatile fiscal year period, macroeconomic events continued to impact emerging market equities against a backdrop of interest rate uncertainty and geopolitical headwinds. With central banks in the developed world extending quantitative easing measures, emerging markets rallied into early September of 2014. Positive geopolitical events highlighted by Prime Minister Modi’s assumption of power in India underpinned gains. However, this was offset by the turmoil caused by the ongoing Ukraine crisis. The rally in emerging markets reversed course in September 2014 largely driven by speculation of rising interest rates. A combination of geopolitics and weak data further added to the downturn.

In November and December of 2013, the Index lost 2.3%. Ongoing speculation as to when the U.S. Federal Reserve (“Fed”) would begin to reduce its stimulus measures continued to impact emerging markets over the period and the asset class suffered outflows. When the news finally arrived in mid-December that the Fed was to cut its quantitative easing (“QE”) program by $10 billion, emerging markets did not react too sharply and actually rallied into year-end. The November announcement of an agreement which would see Iran reduce its nuclear program in exchange for a lifting of international sanctions was negative for some net oil exporters such as Russia and Colombia. China was boosted by a raft of reforms announced at the Third Plenary Session of the 18th Congress. The Indian market was boosted by a drop in the price of oil, which may help to reduce inflation, and a gross domestic product (“GDP”) reading which showed the economy had grown. Brazil’s macro fundamentals remained challenging and GDP growth slowed. The Brazilian central bank moved to hike rates as it continued to fight high inflation. In emerging Europe, Purchasing Managers Indices (“PMI”) ticked up and GDP growth accelerated. However, the Turkish market was hampered by Fed taper fears and by a corruption scandal, which engulfed Prime Minister Erdogan’s cabinet, highlighting the increasing tensions between the PM and the country’s judiciary.

The first quarter of 2014 turned out to be volatile, with the Index slipping -0.2%. The asset class was off to a tough start amid uncertainty surrounding the Fed’s plans for QE reduction and increasing concerns over the Chinese economy. Uncertainty linked to Fed tapering began to evaporate in February and emerging markets rebounded, bolstered by comments from new Fed chair Janet Yellen. However, a rise in political risk spurred bouts of renewed volatility, primarily due to Crimea’s independence referendum and its resulting decision to join with Russia. Meanwhile, Chinese macro data continued to deteriorate. In conjunction with comments from Premier Li, this sparked a reversal in sentiment amid expectations that the government may take action to support the economy. Despite tit-for-tat sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and combined with a drop in risk aversion in China, emerging markets rebounded. In this environment, there was a high dispersion in country returns while EM currencies also registered some sizeable movements. China (-5.6%) underperformed as PMI manufacturing data continued to worsen and the central bank moved to tighten liquidity conditions. Indonesia (+21.7%) bounced back as markets reacted positively to news that popular Jakarta governor, Joko Widodo, would run for president. Data showing that its current account deficit had narrowed also helped to restore investor confidence and spurred a gain in the rupiah. The Philippines (+8.9%) and Thailand (+8.7%) also outperformed while Korea (-2.1%) lagged. India (+8.9%) recorded solid gains, boosted by central bank action, which contributed to a 3.2% gain in the rupee, and by polls which indicated the opposition BJP may win upcoming elections. In Latin America, Colombia (+4.2%) and Brazil (+1.8%) were the only countries to outperform. In Brazil, expectations that the central bank’s interest rate hiking cycle was coming to an end, and polls which indicated lower approval ratings for president Rousseff, sparked resurgence in the local market. Russia (-14.4%) was the worst performing country in the Index, as events in Crimea were the catalyst for a significant sell-off which also saw the ruble fall 6.5%. Emerging Europe was mixed with Greece (+15.8%) benefiting from increased stability in the Eurozone. In contrast, Hungary (-8.8%) lagged, as the central bank cut interest rates more than anticipated. Turkey (+3.2%) epitomized the high levels of volatility, with its perceived fragility to Fed tapering resulting in sizeable capital outflows and a sell-off in the lira early in the quarter. However, the central bank’s decision to hike rates 300bps served to stabilize the currency, and as wider concerns over emerging markets eased, the local market more than recouped losses. South Africa (+4.4%) finished in positive territory

Market Summary 7

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Market Summary as of October 31, 2014, continued — (Unaudited)

while Egypt (+14.7%) registered strong gains ahead of Presidential elections. From an investment style perspective, growth was strongly outperforming value coming into the first quarter of 2014, particularly stocks with the highest price-to-book valuations and high return-on-equity. However, mid-March saw a sharp reversal with value stocks, in particular deep value stocks, outperforming significantly. On a market capitalization basis, small capitalization equities outperformed large capitalization equities, as measured by the Russell Emerging Markets Small Cap Index (+2.6% over the quarter).

The second quarter of 2014 saw the Index rally +7%. Diminished concerns over a nearer term rise in global interest rates provided a tailwind to market returns. However, the main catalyst for gains was a series of favorable election results, most notably in India (+17%) where Narendra Modi’s BJP party became the first to attain a majority in the lower house for more than 30 years. Elections in South Africa, Egypt and frontier market Ukraine also completed relatively smoothly, with no major surprises. The Chinese market (+5.0%) witnessed some large swings through the period. Concerns over PMI data early in the quarter dissipated as renewed fears over a hard landing were allayed by upside data surprises and as investors appeared more at ease with the government’s restraint in implementing large scale policy intervention through the current period of transition. Elsewhere in Asia, the Philippines (+9.6%) outperformed, despite the publication of a weak first quarter GDP report which was hit by the effects of typhoon Yolanda. However, the market gained on expectations that higher private consumption and reconstruction spending may boost full year GDP growth as the World Bank increased its Philippine outlook. After initial fears, a military coup in Thailand (+8.4%) was interpreted as a stabilizing factor, generating more optimistic sentiment in financial markets. Indonesia (-1.3%) was the regional laggard, hampered by uncertainty over July’s Presidential election. India was the standout country in the Index, buoyed by high expectations that the new administration would succeed in delivering economic reforms to restore growth and battle high inflation. In Latin America, Brazil (+7.0%) rallied as polls showed support for President Rousseff was declining ahead of October’s Presidential election. However, fundamentals for the country’s economy remained weak with the Brazilian central bank raising its already above target inflation outlook for 2014 and the World Bank cutting its GDP growth forecast to 1.5%. Peru (+8.5%) outperformed, while Chile (+2.0%) lagged as the economy continued to slow. An easing in tensions between Russia (+11.7%) and the West, and a cooling of events in Ukraine, was beneficial for various emerging European markets. Turkey (+15.0%) enjoyed a strong quarter, as its current account deficit continued to recede. Greece (-9.8%) was the worst performing country in the Index as data for the Eurozone remained weak and some Greek bank equities declined sharply on concerns over the banks’ exposure to Ukraine and Bulgaria. South Africa (+5.1%) capped a solid quarter, as the ruling ANC party held control of the national assembly, albeit with a reduced majority. The United Arab Emirates (-6.1%) underperformed, particularly in June.

Following a very strong second quarter, the Index declined 3.1% in the third quarter of 2014, largely driven by a September sell-off. Emerging markets sold off on speculation around rising interest rates and U.S. dollar strength: the 5-year U.S. Treasury rate rose by 16 basis points over the quarter and the dollar strengthened relative to most currencies. China ended the quarter in mildly positive territory (+1.6%) despite enduring some poor economic data towards the end of the period. While the government had been making positive statements about reform, investors remained concerned – given falling industrial production and a surprise drop in lending – that it won’t be sufficient for the country to hit its growth targets for the year. Meanwhile, geopolitics played a large role in the performance of emerging markets over the period. Brazil fell 9.2% amid a resurgence in support for the incumbent presidential candidate, Dilma Rousseff. The Russian markets slumped 15.8% as geopolitical tensions in Ukraine rumbled on, and sanctions imposed by Europe and the U.S. began to bite. A significant portion of returns for both Russia and Brazil were driven by currency weakness relative to the U.S. dollar. Over the quarter, the Brazilian and Russian currencies declined by more than 10% against the U.S. dollar. Emerging markets in Europe had a poor quarter overall, with Hungary falling 12.1% and Turkey by 11.5%. Turkey is considered particularly vulnerable to interest rate hikes due to its high current account deficit. Thailand rose sharply (+8.0%) after the appointment of a new prime minister appeared to assure a period of greater stability. Indonesia climbed (+2.9%) following the election of Joko Widodo. Elsewhere, India continued to do well (+1.7%) as recently elected Prime Minister Narendra Modi pressed forward with a reformist agenda. Notably, GDP growth of 5.7% year-over-year recorded in the second quarter was the fastest rate since the first quarter of 2012. In the Middle East, the United Arab Emirates enjoyed a strong quarter,

8 Market Summary

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Market Summary as of October 31, 2014, continued — (Unaudited)

with its market rising by 18.4% to add to its leading year-to-date returns. Mexico (+0.6%) also gained despite the sell-off in September and the Philippines (+2.8%) posted strong GDP growth which helped drive gains. Additional laggards included Greece, which ended down 19.9%, and South Korea, which was also among the biggest detractors as markets fell by 5.8%. With China being one of its biggest export markets, South Korea is especially vulnerable to the economic travails of its giant northern neighbor. Taiwan also declined (-4.3%), as the recent strong run of its technology companies led to profit taking. Elsewhere, Malaysia (-2.4%), Peru (-3.8%) and Chile (-5.1%) all slipped lower.

The Index was up 1% in October with positive upside largely coming from China (+4%). Expectations around state-owned enterprise reform fueled the rally in spite of slowed manufacturing numbers. Turkey (+10%) also rallied as its central bank kept interest rates steady. In contrast, Greece (-15.6%) sold off due to elevated election risks and concerns as to whether it would be able to cover its financing needs.

U.S./Global Fixed Income Markets

The fiscal year ended October 31, 2014 was a positive period for global fixed income markets overall, although not without a few surprises along the way. Sovereign yields ended the period moderately lower than they began across all regions, buoying returns across fixed income sectors. Globally, credit sectors largely outperformed similar-duration government bonds as spreads generally held or narrowed modestly over the period.

The fiscal year began with positive momentum, emanating from the U.S. in particular. This was following a volatile end to the 2013 fiscal year period, as investors grappled with the prospect of a gradual end to the Fed’s monetary expansion and later uncertainty surrounding the U.S. debt ceiling and possible government shutdown. Year-on-year 2013 third quarter U.S. gross domestic product (“GDP”) growth surprised materially to the upside, at 4.1% compared to expectations of 2.0%. Then in January 2014, the U.S. unemployment rate dipped to below 7%, where it would stay for the remainder of the fiscal year. Later in January, market optimism stumbled briefly as disappointing U.S. non-farm payroll data was released and concern grew over the global economic outlook for China as the potential for accelerating credit defaults became more apparent. However, this was more than offset by a fourth quarter 2013 U.S. GDP growth reading coming in ahead of expectations, as well as the smooth leadership transition at the U.S. Federal Reserve (the “Fed”). Chairwoman Janet Yellen’s first testimony to the U.S. Congress was positively received by global financial markets, during which she stressed continuity, if not a slightly more dovish stance than her predecessor. The result was a positive end to 2013 and a positive first quarter of 2014 for global fixed income markets, particularly for credit sectors.

The moderate rally in global fixed income markets extended through the second quarter of 2014 amid economic data that supported a progressive economic recovery in the U.S. and bottoming-out in Europe. Given gradual tapering in the Fed’s asset purchasing program and positive U.S. growth outlook, the mid-year rally in U.S. Treasuries caught many market participants by surprise. The rally was driven by a lull in new issuance squeezing supply (and yields) of longer-term bonds as well as demand from price-insensitive buyers (de-risking pension funds, the Fed and China). While the impact of a particularly harsh winter became more evident in the second quarter, accentuated by a meaningful downwards revision in first quarter GDP growth, fixed income markets proved resilient. Improving unemployment, job gains and consumer confidence re-affirmed the market’s optimism, as did Chairwoman Yellen’s commitment to maintain an accommodative stance even as unemployment and inflation approached target levels.

Market calm turned to concern during the last four months of the fiscal year amid heightened uncertainty surrounding geopolitical events and the robustness of global growth. Despite generally positive economic data out of the U.S., Israeli-Palestinian tension in the Gaza Strip escalated dramatically in July, putting investors a little more on edge, although the immediate market impact was relatively muted. More impactful was news of a Malaysia Airlines passenger jet being shot down over Ukraine later in the month, raising the stakes in the conflict between Kiev and pro-Moscow rebels in which Russia and the West backed opposing sides. The Ukraine conflict continued to escalate throughout July and August, but was halted by a tense cease-fire in September. As a result, the third quarter of 2014 was challenging for global

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Market Summary as of October 31, 2014, continued — (Unaudited)

fixed income markets, particularly credit sectors. Safe-haven U.S. and core European government bonds posted modestly positive returns.

On the other hand, the U.S. economy continued to show strength, with employment gains, consumer confidence and second quarter GDP growth coming in largely ahead of expectations. However, weak economic data out of core Europe and China scared credit markets, tempering the outlook for growth globally. Moves by the European Central Bank to loosen monetary policy, including its own form of asset purchasing program, put further downward pressure on government bond yields, most notably in Europe, but with sympathy downward moves in North America and Asia-Pacific. Volatility spiked in October amid weak data releases out of Europe (namely Germany) and China, sending yields and risk assets plummeting globally, only to nearly revert to prior levels days later. Growing fears over the spread of Ebola from Africa also contributed to investors being more on edge as the first cases were reported in the U.S. and Europe. By fiscal year-end, global government bond yields remained lower for the year, while credit spreads, which had contracted during the first two-thirds of the period, ended flat overall.

A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned 5.32% for the fiscal year, in USD hedged terms, buoyed by moderately lower government bond yields and broadly flat credit spreads.

Over the fiscal year, European bonds outperformed those of other regions (returning 8.8% as measured by the Barclays European Aggregate Index) on the back of strong Treasury returns, most notably among lower-rated “peripheral” countries such as Ireland, Spain, Italy and Slovenia, as spreads between peripheral and “core” countries (e.g., Germany) narrowed materially. U.S. bonds posted solid gains (returning 4.1% as measured by the Barclays U.S. Aggregate Index) as U.S. Treasury yields ended the year modestly lower and credit spreads held. Asia-Pacific bonds lagged (returning -5% as measured by the Barclays Asian Pacific Aggregate Index) as a slowing Chinese growth outlook weighed on the region, offsetting the Bank of Japan’s commitment to, and later ramp-up in, aggressive monetary policy support.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the fiscal year, in both corporate and securitized markets. Sectors generally performed in-line with spreads, with corporate credit outperforming securitized credit across regions (returning 3.4% vs. 2.7% on a global basis, respectively, as measured by Barclays Global Aggregate Index - Corporates and Barclays Global Aggregate Index - Securitized). Overall, lower-quality investment grade corporates outperformed higher-quality investment grade corporates, and utilities and industrials outperformed financials. U.S. agency mortgage-backed securities (“MBS”) performed well (returning 4.1% as measured by Barclays U.S. Aggregate Index – Agency MBS) despite concerns of reduced demand from tapering Fed purchases.

Similar to fiscal year 2013, non-Agency MBS again outperformed most other sectors, aided by favorable supply and demand forces and solid housing fundamentals. High yield corporate credit performed in-line with investment grade corporate credit on an equivalent-duration basis, as slightly wider spreads offset higher running yields. The lowest-quality segments of the sector underperformed significantly, failing to fully recover from global growth concerns that rattled markets in the latter part of the fiscal year. Emerging market (“EM”) debt outperformed developed fixed income markets, largely as a result of a bounce-back from weakness at the end of the previous fiscal year, and reflecting the valuation gap between emerging and developed market assets. Local currency bonds (those denominated in the currency of the issuing EM country) significantly underperformed hard currency bonds (those issued by EM issuers but denominated in “hard currencies” such as the U.S. dollar or Euro), largely as a result of EM currency weakness amid global and market-specific growth and geopolitical concerns.

10 Market Summary

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Russell Investment Company Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Core Equity Fund - Class A‡			Russell U.S. Core Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	7.90%		1 Year	14.80%
5 Years	13.25	%§	5 Years	14.89	%§
10 Years	6.68	%§	10 Years	7.56	%§

Russell U.S. Core Equity Fund - Class C‡‡			Russell U.S. Core Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	13.66%		1 Year	15.02%
5 Years	13.74	%§	5 Years	15.10	%§
10 Years	6.80	%§	10 Years	7.70	%§

Russell U.S. Core Equity Fund - Class E			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	14.52%		1 Year	16.78%
5 Years	14.65	%§	5 Years	16.98	%§
10 Years	7.33	%§	10 Years	8.54	%§

Russell U.S. Core Equity Fund - Class I
	Total
	Return
1 Year	14.90%
5 Years	14.99	%§
10 Years	7.62	%§

12 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) employs a multi- However, the Fund’s tilts away from midcap stocks and toward manager approach whereby portions of the Fund are allocated to health care stocks were beneficial. different money managers. Fund assets not allocated to money With the continuation of the economic recovery, the Fund was managers are managed by Russell Investment Management underweight in most of the sectors that are traditionally considered Company (“RIMCo”), the Fund’s advisor. RIMCo may change to be “non-cyclical” and/or interest rate sensitive. However, the allocation of the Fund’s assets among money managers at certain industries that tend to be viewed as “bond substitutes,” any time. An exemptive order from the Securities and Exchange due to their income producing qualities, such as electric utilities Commission (“SEC”) permits RIMCo to engage or terminate a and real estate investment trusts (REITs), outperformed given money manager at any time, subject to approval by the Fund’s the decline in interest rates and this detracted from the Fund’s Board, without a shareholder vote. Pursuant to the terms of the benchmark-relative performance. exemptive order, the Fund is required to notify its shareholders within 90 days of when a money manager begins providing How did the investment strategies and techniques employed services. As of October 31, 2014, the Fund had seven money by the Fund and its money managers affect its benchmark-managers. relative performance?

What is the Fund’s investment objective? Stock selection effects within the technology sector (an underweight to Apple Inc.) and within the health care sector (an The Fund seeks to provide long term capital growth. overweight to Pfizer Inc.) detracted from the Fund’s benchmark-How did the Fund perform relative to its benchmark for the relative returns for the fiscal year. The Fund’s overweight to the fiscal year ended October 31, 2014? health care sector and underweight to the consumer staples sector For the fiscal year ended October 31, 2014, the Fund’s Class A, were beneficial. Factor exposures were mixed, as an overweight to Class C, Class E, Class I, Class S and Class Y Shares gained stocks with the lowest valuations (lowest price-to-book and price-14.49%, 13.66%, 14.52%, 14.90%, 14.80% and 15.02%, to-cash flow ratios) detracted, while an underweight to midcap respectively. This is compared to the Fund’s benchmark, the stocks was rewarded.

Russell 1000® Index, which gained 16.78% during the same Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) period. The Fund’s performance includes operating expenses, outperformed the Russell 1000® Value Index for the fiscal year. whereas index returns are unmanaged and do not include Factor exposures were rewarded, specifically a tilt toward stocks expenses of any kind. with low earnings variability and away from mid cap stocks.

For the fiscal year ended October 31, 2014, the Morningstar® Barrow’s underweight to the technology sector and overweight to Large Blend, a group of funds that Morningstar considers to the producer durables sector detracted, although an overweight to have investment strategies similar to those of the Fund, gained the health care sector was beneficial. Stock selection within the 14.34%. This result serves as a peer comparison and is expressed producer durables sector (overweights to Southwest Airlines Co. net of operating expenses. and General Dynamics Corporation) was additive to benchmark-relative returns.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, Columbus Circle Investors (“Columbus Circle”) underperformed the Fund’s primary index remains the benchmark for the Fund the Russell 1000® Growth Index for the fiscal year. Factor and is representative of the aggregate of each money manager’s exposures were mixed, and specifically a tilt toward high beta benchmark index. stocks (stocks with high sensitivity to market movements) detracted, although a tilt toward stocks with rising earnings How did the market conditions described in the Market estimates was beneficial. Sector exposures were also mixed, with Summary report affect the Fund’s performance? an underweight to technology detracting, while an overweight During the fiscal year, the U.S. large capitalization equity market to health care was rewarded. Stock selection within the energy produced positive returns. Relevant Fund exposures included sector (overweights to Pioneer Natural Resources Company and tilts toward stocks with the lowest valuation ratios (lowest price- Noble Energy, Inc.) held back benchmark-relative performance. to-book and price-to-cash flow ratios) and health care stocks, and Institutional Capital LLC (“ICAP”) underperformed the Russell away from midcap stocks, growth stocks, and technology stocks. 1000® Value Index for the fiscal year. From a sector perspective, Growth stocks outperformed value stocks for the fiscal year an underweight to energy and an overweight to health care and technology stocks outperformed the Russell 1000® Index, contributed positively to benchmark-relative returns. Stock detracting from the Fund’s benchmark-relative performance. selection within the consumer discretionary sector (overweights to Viacom, Inc. and Ford Motor Company) and within the technology

Russell U.S. Core Equity Fund 13

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

sector (an underweight to Intel Corporation) significantly detracted	allocated to managers include the Fund’s liquidity reserves and
from benchmark-relative performance.	assets which may be managed directly by RIMCo to modify the
Jacobs Levy Equity Management, Inc (“Jacobs”) outperformed	Fund’s overall portfolio characteristics to seek to achieve the
the Russell 1000® Defensive™/Russell 1000® Value 70/30	desired risk/return profile for the Fund.
blended Index for the fiscal year. Factor exposures were rewarded,	RIMCo pursues an investment strategy for the Fund that is a
specifically tilts toward stocks with rising earnings estimates and	replication of the Russell Top 200® Defensive™ Index and
positive earnings surprise and a tilt away from stocks with high	intended to help control the Fund’s beta (beta is a measure of
financial leverage (high debt-to-capital ratios). Jacob’s overweight	a portfolio’s volatility and its sensitivity to the direction of the
to the technology and health care sectors contributed positively	market).This strategy performed in-line with expectations, as it
to benchmark-relative returns. Stock selection within the health	reduced the Fund’s beta and smoothed the Fund’s return pattern.
care sector (an overweight to Forest Laboratories, Inc.) was	During the market environment of this fiscal year, low beta stocks
additive to benchmark-relative performance.	(stocks with low sensitivity to market movements) produced
Schneider Capital Management Corporation (“Schneider”)	higher returns than high beta stocks, which was reflected in the
underperformed the Russell 1000® Value Index for the fiscal	investment returns of this strategy.
year. Many of Schneider’s factor exposures were not rewarded,	During the period, RIMCo used index futures contracts to equitize
specifically overweights to mid cap stocks, stocks with low	the Fund and money managers’ cash. The decision to equitize
valuations (low price-to-book and price-to-cash flow ratios),	Fund and manager cash was beneficial to Fund performance for
and high beta stocks. An underweight to the technology sector	the fiscal year.
and an overweight to the energy sector detracted, although an
overweight to the financial services sector was beneficial. Stock	Describe any changes to the Fund’s structure or the money
selection within the energy sector (overweights to Peabody Energy	manager line-up.
Corporation and Arch Coal, Inc.) detracted.	There were no changes to the Fund’s structure or money manager line up during the fiscal year.
Suffolk Capital Management, LLC (“Suffolk”) outperformed the
Russell 1000® Index for the fiscal year. Many of Suffolk’s portfolio	Money Managers as of October 31,
exposures were rewarded, specifically tilts toward stocks with	2014	Styles
lower dividend yields, higher growth rates, and rising earnings	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
estimates. Overweights to the health care and technology sectors	Columbus Circle Investors	Growth
were beneficial. Stock selection within the technology sector (an	Institutional Capital LLC	Value
overweight to Avago Technologies Limited) and within the health	Jacobs Levy Equity Management, Inc.	Defensive Value
	Schneider Capital Management Corporation	Value
care sector (overweights to Pharmacyclics, Inc. and Valeant	Suffolk Capital Management, LLC	Market-Oriented
Pharmaceuticals International, Inc.) contributed positively to	Sustainable Growth Advisers, LP	Growth
benchmark-relative returns.	The views expressed in this report reflect those of the portfolio
Sustainable Growth Advisers, LP (“Sustainable”) underperformed	managers only through the end of the period covered by
the Russell 1000® Growth Index for the fiscal year. Stock	the report. These views do not necessarily represent the
selection was the primary source of negative benchmark-relative	views of RIMCo, or any other person in RIMCo or any other
return. Stock selection was particularly detrimental within the	affiliated organization. These views are subject to change
technology sector (underweights to Apple, Inc. and Microsoft	at any time based upon market conditions or other events,
Corporation) and the consumer staples sector (an overweight	and RIMCo disclaims any responsibility to update the views
to Whole Foods Market, Inc.). From a sector perspective, an	contained herein. These views should not be relied on as
overweight to materials and processing and an underweight to	investment advice and, because investment decisions for
technology detracted.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
RIMCo manages the portion of the Fund’s assets that RIMCo	of investment decisions of any RIC Fund.
determines not to allocate to the money managers. Assets not

14 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.
‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Core Equity Fund 15

Russell Investment Company Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,070.90	$1,019.76
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$5.64	$5.50

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.08%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,067.00	$1,015.98
	Expenses Paid During Period*	$9.53	$9.30
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.83%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,071.20	$1,019.76
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$5.64	$5.50
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.08%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Russell U.S. Core Equity Fund

Russell Investment Company Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,073.00	$1,021.42
Expenses Paid During Period*	$3.92	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,072.50	$1,021.02
Expenses Paid During Period*	$4.34	$4.23

* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,073.40	$1,022.03
Expenses Paid During Period*	$3.29	$3.21

* Expenses are equal to the Fund's annualized expense ratio of 0.63%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Core Equity Fund 17

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 96.1%			Yum! Brands, Inc.	4,143	298
Consumer Discretionary - 14.1%					255,272
Advance Auto Parts, Inc.	6,370	936
Amazon.com, Inc.(Æ)	27,900	8,522	Consumer Staples - 5.2%
AutoZone, Inc.(Æ)	5,350	2,961	Altria Group, Inc.	130,931	6,329
Belmond, Ltd. Class A(Æ)	8,997	103	Andersons, Inc. (The)	6,500	414
Brinker International, Inc.	54,107	2,902	Archer-Daniels-Midland Co.	3,294	155
Carnival Corp.	100,430	4,032	Casey's General Stores, Inc.	5,200	426
CBS Corp. Class B	59,995	3,253	Coca-Cola Co. (The)	197,186	8,258
Chipotle Mexican Grill, Inc. Class A(Æ)	4,480	2,858	Colgate-Palmolive Co.	146,724	9,813
Choice Hotels International, Inc.	12,800	685	Constellation Brands, Inc. Class A(Æ)	21,282	1,948
Columbia Sportswear Co.	11,800	455	CVS Health Corp.	12,201	1,047
Comcast Corp. Class A(Æ)	347,191	19,217	General Mills, Inc.	6,338	329
Costco Wholesale Corp.	43,157	5,756	Hershey Co. (The)	59,240	5,682
DIRECTV(Æ)	2,277	198	JM Smucker Co. (The)	30,948	3,219
Domino's Pizza, Inc.	5,200	462	Kellogg Co.	2,649	169
Estee Lauder Cos., Inc. (The) Class A	46,482	3,495	Kimberly-Clark Corp.	3,887	444
Foot Locker, Inc.	6,100	342	Kraft Foods Group, Inc.(Æ)	3,070	173
Ford Motor Co.	512,600	7,223	Kroger Co. (The)	52,500	2,925
Gap, Inc. (The)	122,900	4,657	Molson Coors Brewing Co. Class B	41,465	3,084
Garmin, Ltd.	32,800	1,820	Mondelez International, Inc. Class A	12,161	429
General Motors Co.	44,200	1,388	PepsiCo, Inc.	77,989	7,500
Home Depot, Inc.	63,141	6,157	Philip Morris International, Inc.	185,583	16,519
Hyatt Hotels Corp. Class A(Æ)	18,000	1,066	Procter & Gamble Co. (The)	203,814	17,787
Jarden Corp.(Æ)	53,366	3,474	Reynolds American, Inc.	3,185	200
Johnson Controls, Inc.	212,950	10,062	Sysco Corp.	6,030	232
Kohl's Corp.	33,000	1,789	Walgreen Co.	2,786	179
L Brands, Inc.	25,200	1,817	Whole Foods Market, Inc.	184,120	7,242
Las Vegas Sands Corp.	34,222	2,131			94,503
Lennar Corp. Class A	126,930	5,468
Liberty Media Corp.(Æ)	115,400	5,531	Energy - 7.7%
Lowe's Cos., Inc.	204,630	11,705	Arch Coal, Inc.	591,797	1,278
Macy's, Inc.	7,700	445	Baker Hughes, Inc.	9,500	503
Marriott International, Inc. Class A	67,900	5,143	BP PLC - ADR	101,300	4,403
Mattel, Inc.	49,800	1,547	Cameron International Corp.(Æ)	79,950	4,761
McDonald's Corp.	10,314	967	Chesapeake Energy Corp.	159,990	3,549
Meritage Homes Corp.(Æ)	6,430	237	Chevron Corp.	123,672	14,834
Nike, Inc. Class B	78,237	7,274	ConocoPhillips	141,703	10,224
NVR, Inc.(Æ)	122	150	CONSOL Energy, Inc.	17,688	651
Office Depot, Inc.(Æ)	187,180	977	Continental Resources, Inc.(Æ)	24,036	1,355
Omnicom Group, Inc.	10,050	722	Devon Energy Corp.	109,822	6,589
O'Reilly Automotive, Inc.(Æ)	13,090	2,302	Exxon Mobil Corp.	242,492	23,451
Priceline Group, Inc. (The)(Æ)	8,031	9,687	FMC Technologies, Inc.(Æ)	2,300	129
Ralph Lauren Corp. Class A	17,397	2,868	Halliburton Co.	198,417	10,941
Royal Caribbean Cruises, Ltd.	60,177	4,090	Hess Corp.	12,738	1,080
Starbucks Corp.	145,479	10,992	Marathon Oil Corp.	6,074	215
Target Corp.	130,451	8,064	Nabors Industries, Ltd.	48,300	862
Taylor Morrison Home Corp. Class A(Æ)	16,780	289	National Oilwell Varco, Inc.	4,178	303
Tiffany & Co.	16,000	1,538	Occidental Petroleum Corp.	173,819	15,458
Time Warner, Inc.	175,768	13,968	Patterson-UTI Energy, Inc.	54,700	1,260
TJX Cos., Inc.	67,283	4,260	PBF Energy, Inc. Class A	4,400	115
Toll Brothers, Inc.(Æ)	90,570	2,894	Peabody Energy Corp.	244,027	2,545
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	23,739	2,868	Phillips 66(Æ)	134,048	10,523
Under Armour, Inc. Class A(Æ)	32,538	2,134	Pioneer Natural Resources Co.	23,713	4,483
Viacom, Inc. Class B	183,534	13,339	Schlumberger, Ltd.	127,266	12,556
Wal-Mart Stores, Inc.	213,700	16,299	Seventy Seven Energy, Inc.(Æ)	2,435	32
Walt Disney Co. (The)	205,701	18,797	Spectra Energy Corp.	5,106	200
Whirlpool Corp.	15,447	2,658	Valero Energy Corp.	26,700	1,337
			Weatherford International PLC(Æ)	208,820	3,429

See accompanying notes which are an integral part of the financial statements.
18 Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Whiting Petroleum Corp.(Æ)	42,505	2,603	Progressive Corp. (The)	142,632	3,767
WPX Energy, Inc.(Æ)	10,200	195	Prologis, Inc.(ö)	21,400	891
		139,864	Prudential Financial, Inc.	55,343	4,900
			Public Storage(ö)	1,481	273
Financial Services - 20.1%			Raymond James Financial, Inc.	11,800	662
ACE, Ltd.	3,483	381	Regions Financial Corp.	246,543	2,448
Aflac, Inc.	58,830	3,514	Reinsurance Group of America, Inc. Class A	27,000	2,275
Allstate Corp. (The)	37,045	2,402	SEI Investments Co.	14,500	561
American Express Co.	231,190	20,796	Signature Bank(Æ)	1,420	172
American International Group, Inc.	47,959	2,569	Simon Property Group, Inc.(ö)	2,205	395
Ameriprise Financial, Inc.	97,550	12,308	State Street Corp.	270,790	20,434
Aon PLC	125,270	10,773	SunTrust Banks, Inc.	149,273	5,843
Arch Capital Group, Ltd.(Æ)	45,500	2,563	T Rowe Price Group, Inc.	18,600	1,527
Aspen Insurance Holdings, Ltd.	50,000	2,181	TCF Financial Corp.	21,100	326
Assurant, Inc.	6,700	457	Thomson Reuters Corp.	3,137	117
Assured Guaranty, Ltd.	73,029	1,686	Travelers Cos., Inc. (The)	3,584	361
Axis Capital Holdings, Ltd.	31,300	1,507	US Bancorp	61,971	2,640
Bank of America Corp.	1,957,049	33,583	Visa, Inc. Class A	73,493	17,743
Barclays PLC - ADR	65,704	1,012	Voya Financial, Inc.	42,000	1,648
BB&T Corp.	1,556	59	Wells Fargo & Co.	558,876	29,671
Berkshire Hathaway, Inc. Class B(Æ)	35,013	4,907	Zions Bancorporation	5,700	165
BlackRock, Inc. Class A	3,285	1,121			363,354
Brixmor Property Group, Inc.(ö)	1,500	37
Capital One Financial Corp.	85,514	7,078	Health Care - 16.8%
CDK Global, Inc.	1,658	56	Abbott Laboratories	49,390	2,153
Chubb Corp. (The)	25,322	2,516	Actavis PLC(Æ)	29,808	7,236
Citigroup, Inc.	488,857	26,169	Aetna, Inc.	14,465	1,193
City National Corp.	18,600	1,464	Allergan, Inc.	21,392	4,066
CME Group, Inc. Class A	171	14	Amgen, Inc.	114,492	18,568
Columbia Property Trust, Inc.(ö)	21,846	551	Baxter International, Inc.	5,597	393
Comerica, Inc.	30,800	1,470	Becton Dickinson and Co.	1,993	256
Cullen/Frost Bankers, Inc.	39,300	3,176	Biogen Idec, Inc.(Æ)	21,000	6,743
Discover Financial Services	91,430	5,831	Boston Scientific Corp.(Æ)	48,000	637
Equifax, Inc.	12,700	962	Bristol-Myers Squibb Co.	182,876	10,642
Equity Residential(ö)	223	16	Brookdale Senior Living, Inc. Class A(Æ)	32,076	1,081
Everest Re Group, Ltd.	20,330	3,469	Cardinal Health, Inc.	130,642	10,253
Fifth Third Bancorp	20,700	414	Celgene Corp.(Æ)	34,410	3,685
First American Financial Corp.	33,324	1,010	Cerner Corp.(Æ)	125,930	7,976
First Niagara Financial Group, Inc.	174,500	1,307	Clovis Oncology, Inc.(Æ)	75,421	4,500
Fiserv, Inc.(Æ)	43,140	2,997	Covidien PLC	133,001	12,295
FleetCor Technologies, Inc.(Æ)	19,635	2,956	Edwards Lifesciences Corp.(Æ)	7,500	907
Franklin Resources, Inc.	8,722	485	Eli Lilly & Co.	103,248	6,848
Fulton Financial Corp.	30,500	362	Express Scripts Holding Co.(Æ)	101,644	7,808
Goldman Sachs Group, Inc. (The)	53,400	10,145	Gilead Sciences, Inc.(Æ)	90,126	10,094
Hanover Insurance Group, Inc. (The)	3,300	221	HCA Holdings, Inc.(Æ)	80,300	5,625
Hartford Financial Services Group, Inc.	161,253	6,382	Health Net, Inc.(Æ)	17,000	808
JPMorgan Chase & Co.	287,810	17,407	Henry Schein, Inc.(Æ)	8,010	961
KeyCorp	51,367	678	Humana, Inc.	17,250	2,395
Lincoln National Corp.	60,380	3,306	Illumina, Inc.(Æ)	10,529	2,028
Loews Corp.	183,800	8,014	Intercept Pharmaceuticals, Inc.(Æ)	14,205	3,670
Marsh & McLennan Cos., Inc.	5,669	308	Johnson & Johnson	261,945	28,232
MasterCard, Inc. Class A	107,643	9,015	McKesson Corp.	34,578	7,034
MetLife, Inc.	61,360	3,328	MEDNAX, Inc.(Æ)	10,300	643
Morgan Stanley	128,400	4,488	Medtronic, Inc.	196,205	13,373
Morningstar, Inc.	740	51	Merck & Co., Inc.	355,201	20,580
Northern Trust Corp.	106,897	7,087	Mylan, Inc.(Æ)	84,258	4,512
NorthStar Realty Finance Corp.(ö)	77,850	1,446	Perrigo Co. PLC	29,140	4,705
PartnerRe, Ltd.	6,630	767	Pfizer, Inc.	1,330,636	39,853
PNC Financial Services Group, Inc. (The)	344,166	29,733	Pharmacyclics, Inc.(Æ)	26,443	3,455

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Core Equity Fund 19

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Regeneron Pharmaceuticals, Inc.(Æ)	12,494	4,919	Illinois Tool Works, Inc.	122,023	11,110
Sanofi - ADR	148,457	6,865	Knight Transportation, Inc.	14,600	427
St. Jude Medical, Inc.	56,330	3,615	L-3 Communications Holdings, Inc.	31,260	3,797
Stryker Corp.	3,468	304	Landstar System, Inc.	33,569	2,484
Thermo Fisher Scientific, Inc.	37,559	4,416	Lexmark International, Inc. Class A	1,900	82
UnitedHealth Group, Inc.	145,388	13,813	Lockheed Martin Corp.	25,435	4,847
Valeant Pharmaceuticals International, Inc.			Manpowergroup, Inc.	10,100	674
(Æ)	105,368	14,018	MAXIMUS, Inc.	4,400	213
Varian Medical Systems, Inc.(Æ)	3,300	278	Navistar International Corp.(Æ)	12,618	446
WellPoint, Inc.	5,900	747	Norfolk Southern Corp.	48,679	5,386
		304,183	Northrop Grumman Corp.	8,179	1,128
			Parker-Hannifin Corp.	8,000	1,016
Materials and Processing - 4.5%			Paychex, Inc.	38,400	1,802
Air Products & Chemicals, Inc.	847	114	Raytheon Co.	155,053	16,107
Alcoa, Inc.	205,739	3,448	Southwest Airlines Co.	212,700	7,334
AptarGroup, Inc.	4,200	261	Stanley Black & Decker, Inc.	63,300	5,927
Bombardier, Inc. Class B	232,443	766	Textron, Inc.	19,300	802
Cabot Corp.	3,100	144	Toro Co. (The)	3,900	241
Commercial Metals Co.	14,200	246	Union Pacific Corp.	85,383	9,943
CRH PLC - ADR	223,400	5,006	United Continental Holdings, Inc.(Æ)	72,024	3,804
Dow Chemical Co. (The)	37,400	1,848	United Parcel Service, Inc. Class B	7,404	777
Ecolab, Inc.	70,390	7,830	United Technologies Corp.	39,070	4,180
EI du Pont de Nemours & Co.	21,792	1,507	Wabtec Corp.	13,100	1,131
Fastenal Co.	156,270	6,882	Waste Management, Inc.	2,784	136
International Flavors & Fragrances, Inc.	28,200	2,796			185,408
Lennox International, Inc.	12,400	1,103
LyondellBasell Industries NV Class A	40,674	3,727	Technology - 14.4%
Minerals Technologies, Inc.	7,600	583	Adobe Systems, Inc.(Æ)	48,297	3,387
Monsanto Co.	173,801	19,994	Altera Corp.	97,931	3,366
Mosaic Co. (The)	99,100	4,391	Apple, Inc.	255,356	27,578
Nucor Corp.	36,470	1,972	ASML Holding NV Class G	53,700	5,353
PPG Industries, Inc.	39,070	7,958	Autodesk, Inc.(Æ)	13,100	754
Praxair, Inc.	3,022	381	Avnet, Inc.	6,561	284
Precision Castparts Corp.	14,741	3,253	Broadcom Corp. Class A	34,100	1,428
Reliance Steel & Aluminum Co.	5,900	398	Cisco Systems, Inc.	329,917	8,073
Rio Tinto PLC - ADR	54,500	2,614	Cognizant Technology Solutions Corp. Class
Sherwin-Williams Co. (The)	8,690	1,995	A(Æ)	11,803	576
Steel Dynamics, Inc.	33,100	762	Dolby Laboratories, Inc. Class A	8,900	373
United States Steel Corp.	50,800	2,034	Electronic Arts, Inc.(Æ)	85,900	3,519
		82,013	EMC Corp.	192,545	5,532
			Equinix, Inc.	37,200	7,771
Producer Durables - 10.2%			Facebook, Inc. Class A(Æ)	86,478	6,485
3M Co.	6,827	1,050	Gartner, Inc.(Æ)	5,500	444
Accenture PLC Class A	50,925	4,131	Google, Inc. Class C(Æ)	36,984	20,797
Aegean Marine Petroleum Network, Inc.	57,005	482	Hewlett-Packard Co.	135,178	4,850
Automatic Data Processing, Inc.	113,973	9,321	Intel Corp.	452,997	15,406
Boeing Co. (The)	107,500	13,428	International Business Machines Corp.	47,315	7,779
Canadian Pacific Railway, Ltd.	19,988	4,151	Juniper Networks, Inc.	27,200	573
CSX Corp.	136,627	4,868	Lam Research Corp.	40,980	3,191
Cummins, Inc.	7,694	1,125	LinkedIn Corp. Class A(Æ)	18,625	4,264
Danaher Corp.	6,267	504	Marvell Technology Group, Ltd.	80,700	1,085
Deere & Co.	642	55	Mentor Graphics Corp.	45,666	968
Delta Air Lines, Inc.	100,497	4,043	Microsoft Corp.	603,985	28,357
Emerson Electric Co.	6,862	440	Motorola Solutions, Inc.	50,400	3,251
FedEx Corp.	20,137	3,371	NetApp, Inc.	175,100	7,494
General Dynamics Corp.	60,255	8,421	NXP Semiconductor NV(Æ)	40,800	2,801
General Electric Co.	983,405	25,382	Oracle Corp.	344,607	13,457
Honeywell International, Inc.	214,743	20,641	Palo Alto Networks, Inc.(Æ)	23,000	2,431
Huntington Ingalls Industries, Inc.	1,900	201	Plexus Corp.(Æ)	3,000	124

See accompanying notes which are an integral part of the financial statements.
20 Russell U.S. Core Equity Fund

Russell Investment Company Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)

	Principal		Fair
	Amount ($) or		Value
	Shares		$
Polycom, Inc.(Æ)	8,425		110
QUALCOMM, Inc.	135,303		10,623
Red Hat, Inc.(Æ)	96,780		5,702
Salesforce.com, Inc.(Æ)	108,848		6,965
SAP SE - ADR	100,080		6,818
ServiceNow, Inc.(Æ)	33,504		2,276
Splunk, Inc.(Æ)	32,334		2,137
Symantec Corp.	69,188		1,717
Synopsys, Inc.(Æ)	98,600		4,041
Syntel, Inc.(Æ)	3,900		338
Tableau Software, Inc. Class A(Æ)	18,200		1,503
Texas Instruments, Inc.	183,783		9,127
VMware, Inc. Class A(Æ)	52		4
Vodafone Group PLC - ADR	196,372		6,523
Western Digital Corp.	44,207		4,349
Workday, Inc. Class A(Æ)	25,940		2,477
Yahoo!, Inc.(Æ)	78,754		3,627
			260,088

Utilities - 3.1%
AES Corp.	22,200		312
American Electric Power Co., Inc.	4,174		244
AT&T, Inc.	578,500		20,155
Dominion Resources, Inc.	1,854		132
Duke Energy Corp.	14,205		1,167
Edison International	19,100		1,195
Encana Corp.	214,150		3,990
Entergy Corp.	86,000		7,226
Exelon Corp.	215,164		7,873
FirstEnergy Corp.	10,663		398
NextEra Energy, Inc.	3,846		385
PG&E Corp.	4,176		210
Southern Co.	7,807		362
Verizon Communications, Inc.	243,521		12,237
			55,886

Total Common Stocks
(cost $1,387,331)			1,740,571

Investments in Other Funds - 0.1%
Financial Services - 0.1%
iShares Russell 1000 Value ETF	12,879		1,316
Total Investments in Other Funds
(cost $1,255)			1,316

Short-Term Investments - 3.6%
Russell U.S. Cash Management Fund	64,727,413	(8)	64,727
Total Short-Term Investments
(cost $64,727)			64,727

Total Investments 99.8%
(identified cost $1,453,313)			1,806,614

Other Assets and Liabilities, Net
- 0.2%			4,345
Net Assets - 100.0%			1,810,959

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 21

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures		181	USD	20,247	12/14	773
S&P E-Mini Energy Select Sector Index Futures		78	USD	6,815	12/14	(298)
S&P Mid 500 E-Mini Index Futures		396	USD	39,826	12/14	854
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						1,329

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$255,272	$—		$—	$255,272	14.1
Consumer Staples	94,503	—		—	94,503	5.2
Energy	139,864	—		—	139,864	7.7
Financial Services	363,354	—		—	363,354	20.1
Health Care	304,183	—		—	304,183	16.8
Materials and Processing	82,013	—		—	82,013	4.5
Producer Durables	185,408	—		—	185,408	10.2
Technology	260,088	—		—	260,088	14.4
Utilities	55,886	—		—	55,886	3.1
Investments in Other Funds	1,316	—		—	1,316	0.1
Short-Term Investments	—	64,727		—	64,727	3.6
Total Investments	1,741,887	64,727		—	1,806,614	99.8
Other Assets and Liabilities, Net						0.2
						100.0
Other Financial Instruments
Futures Contracts	1,329	—		—	1,329	0.1
Total Other Financial Instruments*	$1,329	$—		$—	$1,329

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

22 Russell U.S. Core Equity Fund

Russell Investment Company
Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$1,627

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$298
Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$11,864

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,616)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 23

Russell Investment Company Russell U.S. Core Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$895	$ —	$ 895
Total		$895	$ —	$ 895

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^ Net Amount
Merrill Lynch	$895	$ — $	— $	895
Total	$895	$ — $	— $	895

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

24 Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,453,313
Investments, at fair value(>)	1,806,614
Cash	54
Cash (restricted)(a)	4,012
Receivables:
Dividends and interest	1,843
Dividends from affiliated Russell funds	6
Investments sold	13,876
Fund shares sold	189
Variation margin on futures contracts	895
Prepaid expenses	5
Total assets	1,827,494

Liabilities
Payables:
Investments purchased	12,900
Fund shares redeemed	2,413
Accrued fees to affiliates	1,091
Other accrued expenses	131
Total liabilities	16,535

Net Assets	$1,810,959

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 25

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,285
Accumulated net realized gain (loss)	232,508
Unrealized appreciation (depreciation) on:
Investments	353,301
Futures contracts	1,329
Shares of beneficial interest	419
Additional paid-in capital	1,221,117
Net Assets	$1,810,959
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$43.30
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$45.94
Class A — Net assets	$36,334,362
Class A — Shares outstanding ($.01 par value)	839,076
Net asset value per share: Class C(#)	$42.78
Class C — Net assets	$54,529,610
Class C — Shares outstanding ($.01 par value)	1,274,580
Net asset value per share: Class E(#)	$43.33
Class E — Net assets	$11,449,342
Class E — Shares outstanding ($.01 par value)	264,247
Net asset value per share: Class I(#)	$43.24
Class I — Net assets	$572,063,788
Class I — Shares outstanding ($.01 par value)	13,231,345
Net asset value per share: Class S(#)	$43.26
Class S — Net assets	$428,951,475
Class S — Shares outstanding ($.01 par value)	9,916,580
Net asset value per share: Class Y(#)	$43.19
Class Y — Net assets	$707,630,127
Class Y — Shares outstanding ($.01 par value)	16,383,013
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$64,727
(a) Cash Collateral for Futures	$4,012
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

26 Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$39,850
Dividends from affiliated Russell funds	68
Securities lending income	57
Total investment income	39,975

Expenses
Advisory fees	10,746
Administrative fees	931
Custodian fees	324
Distribution fees - Class A	86
Distribution fees - Class C	413
Transfer agent fees - Class A	69
Transfer agent fees - Class C	110
Transfer agent fees - Class E	35
Transfer agent fees - Class I	699
Transfer agent fees - Class S	881
Transfer agent fees - Class Y	36
Professional fees	93
Registration fees	105
Shareholder servicing fees - Class C	138
Shareholder servicing fees - Class E	44
Trustees’ fees	50
Printing fees	—**
Miscellaneous	109
Total expenses	14,869
Net investment income (loss)	25,106

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	271,851
Futures contracts	11,864
Net realized gain (loss)	283,715
Net change in unrealized appreciation (depreciation) on:
Investments	(32,671)
Futures contracts	(1,616)
Net change in unrealized appreciation (depreciation)	(34,287)
Net realized and unrealized gain (loss)	249,428
Net Increase (Decrease) in Net Assets from Operations	$274,534

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 27

Russell Investment Company

Russell U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,106	$27,060
Net realized gain (loss)	283,715	337,035
Net change in unrealized appreciation (depreciation)	(34,287)	165,466
Net increase (decrease) in net assets from operations	274,534	529,561

Distributions
From net investment income
Class A	(320)	(275)
Class C	(211)	(137)
Class E	(153)	(198)
Class I	(7,259)	(7,154)
Class S	(5,100)	(5,099)
Class Y	(10,752)	(14,541)
Net decrease in net assets from distributions	(23,795)	(27,404)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(567,295)	(551,833)
Total Net Increase (Decrease) in Net Assets	(316,556)	(49,676)

Net Assets
Beginning of period	2,127,515	2,177,191
End of period	$1,810,959	$2,127,515
Undistributed (overdistributed) net investment income included in net assets	$2,285	$974

See accompanying notes which are an integral part of the financial statements.

28 Russell U.S. Core Equity Fund

Russell Investment Company Russell U.S. Core Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	87	$3,527	135	$4,666
Proceeds from reinvestment of distributions	8	317	8	273
Payments for shares redeemed	(133)	(5,377)	(234)	(7,770)
Net increase (decrease)	(38)	(1,533)	(91)	(2,831)
Class C
Proceeds from shares sold	80	3,165	182	6,512
Proceeds from reinvestment of distributions	5	209	4	136
Payments for shares redeemed	(269)	(10,831)	(501)	(16,847)
Net increase (decrease)	(184)	(7,457)	(315)	(10,199)
Class E
Proceeds from shares sold	23	920	40	1,401
Proceeds from reinvestment of distributions	3	152	6	194
Payments for shares redeemed	(277)	(11,483)	(359)	(12,094)
Net increase (decrease)	(251)	(10,411)	(313)	(10,499)
Class I
Proceeds from shares sold	1,230	50,569	1,418	47,467
Proceeds from reinvestment of distributions	173	7,189	211	7,035
Payments for shares redeemed	(3,380)	(139,008)	(6,183)	(205,557)
Net increase (decrease)	(1,977)	(81,250)	(4,554)	(151,055)
Class S
Proceeds from shares sold	1,103	44,906	2,028	68,207
Proceeds from reinvestment of distributions	121	5,010	150	5,000
Payments for shares redeemed	(3,119)	(127,204)	(4,920)	(164,502)
Net increase (decrease)	(1,895)	(77,288)	(2,742)	(91,295)
Class Y
Proceeds from shares sold	722	29,244	1,015	34,181
Proceeds from reinvestment of distributions	260	10,752	437	14,541
Payments for shares redeemed	(10,596)	(429,352)	(9,602)	(334,676)
Net increase (decrease)	(9,614)	(389,356)	(8,150)	(285,954)
Total increase (decrease)	(13,959)	$(567,295)	(16,165)	$(551,833)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 29

Russell Investment Company

Russell U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2014	38.17	.39	5.12	5.51	(.38)	(.38)
October 31, 2013	30.29	.31	7.88	8.19	(.31)	(.31)
October 31, 2012	27.08	.21	3.23	3.44	(.23)	(.23)
October 31, 2011	26.05	.17	1.03	1.20	(.17)	(.17)
October 31, 2010	22.76	.13	3.29	3.42	(.13)	(.13)

Class C
October 31, 2014	37.78	.08	5.07	5.15	(.15)	(.15)
October 31, 2013	30.01	.05	7.80	7.85	(.08)	(.08)
October 31, 2012	26.89	(.01)	3.20	3.19	(.07)	(.07)
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)	(.02)
October 31, 2010	22.69	(.05)	3.27	3.22	—(f)	—(f)

Class E
October 31, 2014	38.17	.40	5.13	5.53	(.37)	(.37)
October 31, 2013	30.29	.32	7.87	8.19	(.31)	(.31)
October 31, 2012	27.06	.23	3.21	3.44	(.21)	(.21)
October 31, 2011	26.02	.20	1.03	1.23	(.19)	(.19)
October 31, 2010	22.73	.16	3.29	3.45	(.16)	(.16)

Class I
October 31, 2014	38.10	.52	5.13	5.65	(.51)	(.51)
October 31, 2013	30.24	.42	7.86	8.28	(.42)	(.42)
October 31, 2012	27.04	.31	3.22	3.53	(.33)	(.33)
October 31, 2011	26.01	.27	1.02	1.29	(.26)	(.26)
October 31, 2010	22.72	.21	3.30	3.51	(.22)	(.22)

Class S
October 31, 2014	38.12	.49	5.13	5.62	(.48)	(.48)
October 31, 2013	30.26	.39	7.86	8.25	(.39)	(.39)
October 31, 2012	27.04	.28	3.23	3.51	(.29)	(.29)
October 31, 2011	26.01	.24	1.03	1.27	(.24)	(.24)
October 31, 2010	22.72	.19	3.29	3.48	(.19)	(.19)

Class Y
October 31, 2014	38.06	.58	5.11	5.69	(.56)	(.56)
October 31, 2013	30.21	.46	7.85	8.31	(.46)	(.46)
October 31, 2012	27.02	.33	3.23	3.56	(.37)	(.37)
October 31, 2011	25.99	.29	1.03	1.32	(.29)	(.29)
October 31, 2010	22.71	.23	3.29	3.52	(.24)	(.24)

See accompanying notes which are an integral part of the financial statements.

30 Russell U.S. Core Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

43.30	14.49	36,334	1.08	1.08	.95	73
38.17	27.19	33,491	1.07	1.07	.90	97
30.29	12.73	29,349	1.07	1.07	.72	117
27.08	4.60	29,238	1.07	1.07	.62	90
26.05	15.10	25,461	1.06	1.06	.52	97

42.78	13.66	54,530	1.83	1.83	.21	73
37.78	26.23	55,105	1.82	1.82	.16	97
30.01	11.89	53,222	1.82	1.82	(.02)	117
26.89	3.81	61,417	1.82	1.82	(.13)	90
25.91	14.24	76,345	1.81	1.81	(.22)	97

43.33	14.52	11,449	1.08	1.08	.97	73
38.17	27.18	19,657	1.07	1.06	.95	97
30.29	12.78	25,075	1.07	1.02	.81	117
27.06	4.67	67,675	1.07	.99	.71	90
26.02	15.23	88,999	1.06	.95	.63	97

43.24	14.90	572,064.75		.75	1.28	73
38.10	27.59	579,477.74		.74	1.23	97
30.24	13.13	597,630.74		.74	1.07	117
27.04	4.95	887,294.74		.74	.96	90
26.01	15.52	969,214.73		.72	.86	97

43.26	14.80	428,952.83		.83	1.20	73
38.12	27.51	450,265.82		.82	1.15	97
30.26	13.01	440,333.82		.82	.99	117
27.04	4.87	1,509,859.82		.82	.87	90
26.01	15.40	1,367,750.81		.81	.77	97

43.19	15.02	707,630.63		.63	1.42	73
38.06	27.74	989,520.62		.62	1.35	97
30.21	13.24	1,031,582.64		.64	1.16	117
27.02	5.06	1,239,602.64		.64	1.05	90
25.99	15.57	1,372,658.64		.64	.96	97

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund 31

Russell Investment Company Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Defensive Equity Fund - Class A‡			Russell U.S. Defensive Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	9.39%		1 Year	16.32%
5 Years	13.75	%§	5 Years	15.38	%§
10 Years	6.10	%§	10 Years	6.99	%§

Russell U.S. Defensive Equity Fund - Class C‡‡			Russell U.S. Defensive Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	15.15%		1 Year	16.54%
5 Years	14.24	%§	5 Years	15.60	%§
10 Years	6.22	%§	10 Years	7.12	%§

Russell U.S. Defensive Equity Fund - Class E			Russell 1000® Defensive IndexTM**
	Total			Total
	Return			Return
1 Year	16.03%		1 Year	16.91%
5 Years	15.15	%§	5 Years	16.25	%§
10 Years	6.75	%§	10 Years	8.15	%§

Russell U.S. Defensive Equity Fund - Class I			U.S. Defensive Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	16.41%		1 Year	16.91%
5 Years	15.48	%§	5 Years	16.11	%§
10 Years	7.04	%§	10 Years	8.14	%§

32 Russell U.S. Defensive Equity Fund

Russell Investment Company Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Defensive Equity Fund (the “Fund”) employs to consumer discretionary sectors detracted from benchmark-a multi-manager approach whereby portions of the Fund relative return. are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment How did the investment strategies and techniques employed Management Company (“RIMCo”), the Fund’s advisor. RIMCo by the Fund and its money managers affect its benchmark-may change the allocation of the Fund’s assets among money relative performance? managers at any time. An exemptive order from the Securities INTECH Investment Management, LLC (“INTECH”) and Exchange Commission (“SEC”) permits RIMCo to engage outperformed the Fund’s benchmark for the fiscal year. INTECH’s or terminate a money manager at any time, subject to approval underweight to size and liquidity detracted from benchmark-by the Fund’s Board, without a shareholder vote. Pursuant to the relative performance while an overweight to momentum and an terms of the exemptive order, the Fund is required to notify its underweight to the highest yielding stocks contributed positively. shareholders within 90 days of when a money manager begins An underweight to the technology sector also detracted while an providing services. As of October 31, 2014, the Fund had four underweight to the energy sector contributed positively. Stock money managers. selection contributed positively overall, with stock selection within the producer durables sector contributing most positively, What is the Fund’s investment objective? while stock selection in financial services sector detracted from The Fund seeks to provide long term capital growth. further gains.

How did the Fund perform relative to its benchmark for the J.P. Morgan Investment Management, Inc. (“JP Morgan”) fiscal year ended October 31, 2014? outperformed the Fund’s benchmark for the fiscal year. JP For the fiscal year ended October 31, 2014, the Fund’s Class A, Morgan’s overweight to high beta stocks (stocks with high Class C, Class E, Class I, Class S and Class Y Shares gained sensitivity to market movements) and value stocks contributed 16.05%, 15.15%, 16.03%, 16.41%, 16.32% and 16.54%, most positively to benchmark-relative performance while a respectively. This is compared to the Fund’s benchmark, the tilt toward exchange rate sensitivity detracted as export driven Russell 1000® Defensive™ Index, which gained 16.91% during companies were hurt by a strengthening U.S. dollar. JPMorgan’s the same period. The Fund’s performance includes operating sector allocation also contributed to positive benchmark-relative expenses, whereas index returns are unmanaged and do not performance. An overweight to the technology sector contributed include expenses of any kind. positively. Stock selection contributed positively overall with stock selection within the consumer discretionary and financial For the fiscal year ended October 31, 2014, the Morningstar® services sectors contributing most positively while stock selection Large Blend, a group of funds that Morningstar considers to within the producer durables sector detracted from benchmark-have investment strategies similar to those of the Fund, gained relative returns.

14.34%. This result serves as a peer comparison and is expressed net of operating expenses. Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) outperformed the Fund’s benchmark for the fiscal year. Jacobs How did the market conditions described in the Market Levy’s overweight to higher volatility, higher momentum, and Summary report affect the Fund’s performance? higher growth stocks contributed positively to benchmark-relative The fiscal year saw relatively strong performance for U.S. large returns as did an underweight to higher leverage and the highest capitalization equity securities, although defensive stocks yielding stocks. An overweight to value and underweight to the slightly outperformed dynamic stocks. Relative to its benchmark, largest stocks by market capitalization detracted modestly from the Russell 1000® Defensive™ Index, the Fund was consistently benchmark-relative returns. Jacobs Levy’s sector allocation and underweight to the highest dividend yielding stocks and stock selection both contributed positively to benchmark-relative overweight to both stocks with high price momentum and fastest returns. An overweight to the healthcare and technology sectors growth. The market environment was favorable to these factors contributed positively as did stock selection within those sectors. and this positioning benefited the Fund’s benchmark-relative An underweight to and stock selection within the energy sector returns. also contributed positively. Stock selection within the financial From a sector perspective, the Fund benefited from being services and utilities sectors detracted from further gains. overweight to both healthcare and consumer staples sectors. PanAgora Asset Management (“PanAgora”) underperformed An underweight to the energy sector also benefited the Fund. the Fund’s benchmark for the fiscal year. PanAgora’s The Fund’s underweight to producer durables and overweight underperformance relative to the benchmark was primarily due to stock selection within the technology and producer durables

Russell U.S. Defensive Equity Fund 33

Russell Investment Company Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

sector. In addition, PanAgora’s mix of exposure to leverage	Describe any changes to the Fund’s structure or the money
detracted from benchmark-relative returns though it was mostly	manager line-up.
offset by an overweight tohigh beta stocks.	In August 2014, the benchmark used for RIMCo’s positioning
RIMCo manages the portion of the Fund’s assets that RIMCo	strategy was expanded to include the Russell 1000® Defensive™
determines not to allocate to the money managers. Assets not	Energy Index, and is now a blended combination of the Russell
allocated to managers include the Fund’s liquidity reserves and	Top 200® Defensive™ Index and the Russell 1000® Defensive™
assets which may be managed directly by RIMCo to modify the	Energy Index. This strategy is designed to reduce the Fund’s
Fund’s overall portfolio characteristics to seek to achieve the	underweight to market capitalization and underweight to the
desired risk/return profile for the Fund.	energy sector.
RIMCo pursues a positioning strategy for the Fund that is a	There were no other changes to the Fund’s structure or money
replication of a blended index that includes the Russell Top	manager line up during the fiscal year.
200® Defensive™ Index, which consists of the largest stocks
within the Russell 1000® Defensive™ Index, and the Russell	Money Managers as of October 31,
1000® Defensive™ Energy Index, which consists of the energy	2014	Styles
stocks within the Russell 1000® Defensive™ Index. This	INTECH Investment Management LLC	Defensive
	J.P. Morgan Investment Management, Inc.	Defensive
strategy is designed to reduce the Fund’s underweight to market	Jacobs Levy Equity Management, Inc.	Defensive
capitalization and underweight to the energy sector. This strategy	PanAgora Asset Management Inc.	Defensive
underperformed the Fund’s benchmark during the fiscal year due	The views expressed in this report reflect those of the portfolio
to its allocation to Russell 1000® Defensive™ Energy Index,	managers only through the end of the period covered by
which underperformed the Fund’s benchmark during the period.	the report. These views do not necessarily represent the
During the period, RIMCo used a combination of index futures	views of RIMCo, or any other person in RIMCo or any other
contracts to equitize a portion of the Fund’s cash, which includes	affiliated organization. These views are subject to change
manager cash, and sold equity index put options with respect	at any time based upon market conditions or other events,
to the portion of the Fund’s cash that RIMCo determined not to	and RIMCo disclaims any responsibility to update the views
equitize in order to seek gains from premiums received on their	contained herein. These views should not be relied on as
sale. These strategies were beneficial to Fund performance for	investment advice and, because investment decisions for
the fiscal year.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

34 Russell U.S. Defensive Equity Fund

Russell Investment Company Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	Russell 1000® Defensive IndexTM measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.
***	The U.S. Defensive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Defensive Equity Linked Benchmark represents the returns of the Russell 1000® Index through August 14, 2012 and the returns of the Russell 1000® Defensive Index thereafter.
‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.
‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.
‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Defensive Equity Fund 35

Russell Investment Company Russell U.S. Defensive Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,072.70	$1,019.76
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$5.64	$5.50

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.08%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,068.30	$1,015.98
	Expenses Paid During Period*	$9.54	$9.30
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.83%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,072.60	$1,019.76
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$5.64	$5.50
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.08%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36 Russell U.S. Defensive Equity Fund

Russell Investment Company Russell U.S. Defensive Equity Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,074.20	$1,021.42
Expenses Paid During Period*	$3.92	$3.82

* Expenses are equal to the Fund's annualized expense ratio of 0.75%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,073.70	$1,021.02
Expenses Paid During Period*	$4.34	$4.23

* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,074.90	$1,021.98
Expenses Paid During Period*	$3.35	$3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Defensive Equity Fund 37

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 94.9%			Hormel Foods Corp.	4,800	259
Consumer Discretionary - 9.3%			Kellogg Co.	77,853	4,979
Advance Auto Parts, Inc.	7,400	1,087	Kimberly-Clark Corp.	154,832	17,693
AutoZone, Inc.(Æ)	14,177	7,847	Kraft Foods Group, Inc.(Æ)	1,219	69
BorgWarner, Inc.	2,800	160	Kroger Co. (The)	90,865	5,062
Chipotle Mexican Grill, Inc. Class A(Æ)	500	319	Lorillard, Inc.	11,100	683
Choice Hotels International, Inc.	18,139	970	McCormick & Co., Inc.	35,600	2,518
Columbia Sportswear Co.	4,764	184	Molson Coors Brewing Co. Class B	47,219	3,512
Comcast Corp. Class A(Æ)	116,803	6,465	Mondelez International, Inc. Class A	261,703	9,228
Costco Wholesale Corp.	54,008	7,203	Monster Beverage Corp.(Æ)	1,500	151
DIRECTV(Æ)	21,991	1,909	PepsiCo, Inc.	135,137	12,996
Dollar General Corp.(Æ)	10,874	681	Philip Morris International, Inc.	228,835	20,368
Dollar Tree, Inc.(Æ)	22,504	1,363	Procter & Gamble Co. (The)	275,018	24,001
Domino's Pizza, Inc.	17,665	1,568	Reynolds American, Inc.	71,364	4,489
Dunkin' Brands Group, Inc.	2,605	118	Sysco Corp.	2,393	92
Estee Lauder Cos., Inc. (The) Class A	12,448	936	Walgreen Co.	3,406	219
Foot Locker, Inc.	8,500	476			160,814
Gap, Inc. (The)	27,796	1,053
Garmin, Ltd.	1,200	67	Energy - 9.2%
Home Depot, Inc.	194,157	18,934	Chevron Corp.	227,028	27,232
Hyatt Hotels Corp. Class A(Æ)	9,000	533	ConocoPhillips	77,120	5,564
John Wiley & Sons, Inc. Class A(Æ)	17,300	1,010	Dril-Quip, Inc.(Æ)	297	27
Lowe's Cos., Inc.	90,463	5,174	EQT Corp.	3,118	293
Macy's, Inc.	13,467	779	Exxon Mobil Corp.	438,449	42,403
Marriott International, Inc. Class A	31,191	2,363	FMC Technologies, Inc.(Æ)	4,286	240
McDonald's Corp.	9,977	935	Halliburton Co.	51,237	2,825
Michael Kors Holdings, Ltd.(Æ)	10,900	857	Helmerich & Payne, Inc.	10,167	883
Nike, Inc. Class B	2,860	266	Hess Corp.	3,855	327
NVR, Inc.(Æ)	2,480	3,044	Marathon Oil Corp.	64,103	2,269
Omnicom Group, Inc.	2,471	178	National Oilwell Varco, Inc.	51,515	3,742
O'Reilly Automotive, Inc.(Æ)	31,130	5,475	NOW, Inc.(Æ)	1,313	40
Ralph Lauren Corp. Class A	8,114	1,337	Occidental Petroleum Corp.	131,488	11,693
Ross Stores, Inc.	2,177	176	Oceaneering International, Inc.	1,118	79
Starbucks Corp.	17,848	1,349	Patterson-UTI Energy, Inc.	22,900	527
Target Corp.	1,370	85	Phillips 66(Æ)	16,687	1,310
Time Warner Cable, Inc.	18,995	2,796	Schlumberger, Ltd.	110,118	10,864
Time Warner, Inc.	106,952	8,499	Southwestern Energy Co.(Æ)	7,901	257
TJX Cos., Inc.	107,385	6,800	Spectra Energy Corp.	24,364	953
VF Corp.	47,389	3,207	Valero Energy Corp.	3,500	175
Viacom, Inc. Class B	45,760	3,326	World Fuel Services Corp.	1,431	59
Visteon Corp.(Æ)	2,700	254			111,762
WABCO Holdings, Inc.(Æ)	1,700	166
Wal-Mart Stores, Inc.	48,698	3,714	Financial Services - 14.0%
Walt Disney Co. (The)	98,269	8,980	ACE, Ltd.	52,155	5,701
Yum! Brands, Inc.	5,149	370	Aflac, Inc.	41,141	2,457
		113,013	Allied World Assurance Co. Holdings AG	48,300	1,835
			Allstate Corp. (The)	1,777	115
Consumer Staples - 13.3%			American Express Co.	18,089	1,627
Altria Group, Inc.	135,533	6,552	American Financial Group, Inc.	29,800	1,783
Andersons, Inc. (The)	6,900	440	Aon PLC	34,500	2,967
Archer-Daniels-Midland Co.	33,651	1,581	Arch Capital Group, Ltd.(Æ)	88,400	4,979
Casey's General Stores, Inc.	6,000	491	Aspen Insurance Holdings, Ltd.	51,370	2,241
Coca-Cola Co. (The)	420,075	17,593	Assurant, Inc.	23,261	1,587
Coca-Cola Enterprises, Inc.	27,820	1,206	AvalonBay Communities, Inc.(ö)	9,042	1,409
Colgate-Palmolive Co.	54,557	3,649	Axis Capital Holdings, Ltd.	78,443	3,776
Constellation Brands, Inc. Class A(Æ)	11,893	1,089	BB&T Corp.	8,157	309
CVS Health Corp.	100,308	8,607	Berkshire Hathaway, Inc. Class B(Æ)	114,571	16,058
Dr Pepper Snapple Group, Inc.	49,680	3,440	BlackRock, Inc. Class A	1,676	572
General Mills, Inc.	110,878	5,761	Boston Properties, Inc.(ö)	6,835	866
Hershey Co. (The)	42,600	4,086
See accompanying notes which are an integral part of the financial statements.
38 Russell U.S. Defensive Equity Fund

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Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Broadridge Financial Solutions, Inc.	40,300	1,770	Health Care - 13.0%
CBOE Holdings, Inc.	35,200	2,075	Abbott Laboratories	131,435	5,729
CDK Global, Inc.(Æ)	718	24	Aetna, Inc.	35,707	2,946
Charles Schwab Corp. (The)	14,790	424	Alexion Pharmaceuticals, Inc.(Æ)	4,240	811
Chubb Corp. (The)	1,001	99	Allergan, Inc.	253	48
Cincinnati Financial Corp.	1,000	50	AmerisourceBergen Corp. Class A	44,700	3,818
City National Corp.	3,100	244	Amgen, Inc.	61,063	9,903
CME Group, Inc. Class A	1,139	95	Baxter International, Inc.	2,222	156
Comerica, Inc.	12,400	592	Becton Dickinson and Co.	13,941	1,794
Commerce Bancshares, Inc.	160	7	Biogen Idec, Inc.(Æ)	13,276	4,263
Cullen/Frost Bankers, Inc.	71,387	5,769	Boston Scientific Corp.(Æ)	63,990	850
DCT Industrial Trust, Inc.(ö)	8,597	74	Bristol-Myers Squibb Co.	57,851	3,366
Equifax, Inc.	13,900	1,053	Cardinal Health, Inc.	107,239	8,416
Equity Residential(ö)	9,231	642	CareFusion Corp.(Æ)	7,822	449
Erie Indemnity Co. Class A	3,899	331	Celgene Corp.(Æ)	16,270	1,742
Everest Re Group, Ltd.	40,510	6,913	Cigna Corp.	16,172	1,610
Federal Realty Investment Trust(ö)	5,500	725	Covidien PLC	13,130	1,214
Fidelity National Information Services, Inc.	66,451	3,880	CR Bard, Inc.	100	16
Fiserv, Inc.(Æ)	84,766	5,890	Eli Lilly & Co.	65,328	4,333
FNF Group	24,385	728	Express Scripts Holding Co.(Æ)	2,920	224
FNFV Group(Æ)	47,615	640	Henry Schein, Inc.(Æ)	8,700	1,044
Franklin Resources, Inc.	6,638	369	Humana, Inc.	19,288	2,678
Global Payments, Inc.	1,200	97	IDEXX Laboratories, Inc.(Æ)	9,600	1,360
Hanover Insurance Group, Inc. (The)	24,268	1,625	Johnson & Johnson	314,961	33,947
HCC Insurance Holdings, Inc.	6,100	318	Laboratory Corp. of America Holdings(Æ)	2,500	273
Intercontinental Exchange, Inc.	5,050	1,052	McKesson Corp.	19,225	3,911
Invesco, Ltd.	18,340	742	MEDNAX, Inc.(Æ)	15,200	949
Jack Henry & Associates, Inc.	25,353	1,517	Medtronic, Inc.	4,090	279
Kilroy Realty Corp.(ö)	1,099	74	Merck & Co., Inc.	290,954	16,858
M&T Bank Corp.	1,600	195	Myriad Genetics, Inc.(Æ)	4,500	178
Markel Corp.(Æ)	700	484	Perrigo Co. PLC	389	63
Marsh & McLennan Cos., Inc.	64,115	3,486	Pfizer, Inc.	737,391	22,085
MasterCard, Inc. Class A	40,071	3,356	St. Jude Medical, Inc.	23,393	1,501
MFA Financial, Inc.(ö)	104,900	879	Stryker Corp.	44,244	3,873
Northern Trust Corp.	2,300	153	Teleflex, Inc.	13,600	1,552
PartnerRe, Ltd.	43,716	5,058	Thermo Fisher Scientific, Inc.	36,400	4,280
PNC Financial Services Group, Inc. (The)	56,286	4,863	UnitedHealth Group, Inc.	58,441	5,552
Public Storage(ö)	2,088	385	Varian Medical Systems, Inc.(Æ)	4,800	404
Realty Income Corp.(ö)	10,900	502	Zimmer Holdings, Inc.	40,458	4,501
Reinsurance Group of America, Inc. Class A	77,619	6,539			156,976
RenaissanceRe Holdings, Ltd.	700	72
SEI Investments Co.	14,800	572	Materials and Processing - 2.5%
Simon Property Group, Inc.(ö)	30,447	5,456	Air Products & Chemicals, Inc.	367	49
T Rowe Price Group, Inc.	2,484	204	AptarGroup, Inc.	4,300	268
Tanger Factory Outlet Centers, Inc.(ö)	3,600	129	Ball Corp.	49,727	3,204
Taubman Centers, Inc.(ö)	2,100	160	Bemis Co., Inc.	2,200	85
TD Ameritrade Holding Corp.	1,500	51	Brown-Forman Corp. Class B - ADR	17,100	1,585
Thomson Reuters Corp.	1,361	51	Commercial Metals Co.	14,500	251
Torchmark Corp.	37,328	1,977	Crown Holdings, Inc.(Æ)	65,169	3,123
Travelers Cos., Inc. (The)	4,164	420	Cytec Industries, Inc.	1,600	75
Two Harbors Investment Corp.(ö)	36,000	365	Dow Chemical Co. (The)	6,400	316
US Bancorp	22,264	948	Ecolab, Inc.	1,691	188
Visa, Inc. Class A	62,475	15,083	EI du Pont de Nemours & Co.	17,800	1,231
Voya Financial, Inc.	18,100	710	International Flavors & Fragrances, Inc.	25,860	2,564
Waddell & Reed Financial, Inc. Class A	200	10	Lennox International, Inc.	32,313	2,873
Wells Fargo & Co.	587,161	31,172	LyondellBasell Industries NV Class A	15,526	1,423
		169,381	Minerals Technologies, Inc.	6,200	476
			Monsanto Co.	10,598	1,219
			NewMarket Corp.	1,800	698

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Defensive Equity Fund 39

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Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Nucor Corp.	16,500	892	Zebra Technologies Corp. Class A(Æ)	6,900	509
Packaging Corp. of America	21,432	1,545			131,319
PPG Industries, Inc.	18,070	3,681
Praxair, Inc.	1,199	151	Technology - 15.6%
Precision Castparts Corp.	4,993	1,102	Adobe Systems, Inc.(Æ)	31,190	2,187
Reliance Steel & Aluminum Co.	6,000	405	Amdocs, Ltd.	26,700	1,269
Sherwin-Williams Co. (The)	10,470	2,403	Amphenol Corp. Class A	7,000	354
Sigma-Aldrich Corp.	4,400	598	Apple, Inc.	270,064	29,167
Valmont Industries, Inc.	200	27	Autodesk, Inc.(Æ)	1,100	63
Westlake Chemical Corp.	2,500	176	Avago Technologies, Ltd. Class A	57,870	4,991
		30,608	Cisco Systems, Inc.	227,804	5,574
			Cognizant Technology Solutions Corp. Class
Producer Durables - 10.9%			A(Æ)	72,965	3,564
3M Co.	13,726	2,111	Dolby Laboratories, Inc. Class A	5,300	222
Accenture PLC Class A	105,675	8,572	DST Systems, Inc.	15,373	1,481
Automatic Data Processing, Inc.	1,974	161	Electronic Arts, Inc.(Æ)	58,600	2,401
Canadian Pacific Railway, Ltd.	6,429	1,335	EMC Corp.	278,378	7,998
Cintas Corp.	9,600	703	F5 Networks, Inc.(Æ)	7,400	910
CSX Corp.	209,214	7,454	Facebook, Inc. Class A(Æ)	4,357	327
Cummins, Inc.	10,364	1,515	Gartner, Inc.(Æ)	27,400	2,211
Danaher Corp.	2,488	200	Google, Inc. Class C(Æ)	32,125	18,108
Deere & Co.	278	24	Harris Corp.	600	42
Dover Corp.	58,484	4,646	Intel Corp.	331,309	11,268
Emerson Electric Co.	58,678	3,759	International Business Machines Corp.	60,061	9,874
Flir Systems, Inc.	3,700	124	Intuit, Inc.	55,243	4,862
Fluor Corp.	13,930	924	KLA-Tencor Corp.	34,210	2,708
General Dynamics Corp.	34,273	4,790	Linear Technology Corp.	13,000	557
General Electric Co.	7,226	186	Maxim Integrated Products, Inc.	3,000	88
Honeywell International, Inc.	69,094	6,641	Microsoft Corp.	727,353	34,149
IDEX Corp.	17,514	1,312	Motorola Solutions, Inc.	41,000	2,645
Illinois Tool Works, Inc.	1,598	145	Oracle Corp.	249,896	9,758
Kirby Corp.(Æ)	17,657	1,953	Palo Alto Networks, Inc.(Æ)	26,400	2,791
Knight Transportation, Inc.	14,800	433	QUALCOMM, Inc.	242,954	19,074
L-3 Communications Holdings, Inc.	53,530	6,502	Skyworks Solutions, Inc.	21,800	1,270
Landstar System, Inc.	36,600	2,709	SolarWinds, Inc.(Æ)	900	43
Lockheed Martin Corp.	51,485	9,811	Synopsys, Inc.(Æ)	74,200	3,041
Norfolk Southern Corp.	15,406	1,705	Syntel, Inc.(Æ)	4,400	381
Northrop Grumman Corp.	28,237	3,896	Texas Instruments, Inc.	71,868	3,569
Old Dominion Freight Line, Inc.(Æ)	19,500	1,421	VMware, Inc. Class A(Æ)	930	78
PACCAR, Inc.	16,060	1,049	Western Digital Corp.	12,300	1,210
Parker-Hannifin Corp.	3,580	455	Xilinx, Inc.	1,300	58
Paychex, Inc.	30,290	1,422			188,293
Quanta Services, Inc.(Æ)	16,000	545
Raytheon Co.	64,781	6,729	Utilities - 7.1%
Robert Half International, Inc.	2,100	115	AGL Resources, Inc.	13,500	728
Rockwell Automation, Inc.	43,325	4,868	Alliant Energy Corp.	5,400	334
Snap-on, Inc.	12,256	1,620	Ameren Corp.	19,200	813
Spirit Airlines, Inc.(Æ)	2,700	197	American Electric Power Co., Inc.	18,757	1,094
Toro Co. (The)	37,270	2,301	American Water Works Co., Inc.	13,312	710
Towers Watson & Co. Class A	3,300	364	AT&T, Inc.	275,450	9,597
Tyco International, Ltd.	14,420	619	Atmos Energy Corp.	14,900	790
Union Pacific Corp.	167,177	19,468	CenterPoint Energy, Inc.	53,371	1,310
United Parcel Service, Inc. Class B	5,233	549	CenturyLink, Inc.	39,329	1,631
United Technologies Corp.	110,885	11,865	CMS Energy Corp.	60,206	1,967
Wabtec Corp.	40,200	3,469	Dominion Resources, Inc.	48,052	3,426
Waste Management, Inc.	1,105	54	DTE Energy Co.	67,992	5,586
WW Grainger, Inc.	8,464	2,089	Duke Energy Corp.	4,538	373
			Edison International	73,293	4,587
			Entergy Corp.	12,990	1,091

See accompanying notes which are an integral part of the financial statements.
40 Russell U.S. Defensive Equity Fund

Russell Investment Company Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)

		Principal		Fair
		Amount ($) or		Value
		Shares		$
	Exelon Corp.	79,784		2,919
	Great Plains Energy, Inc.	22,600		609
	Integrys Energy Group, Inc.	1,400		102
	ITC Holdings Corp.	61,000		2,416
	MDU Resources Group, Inc.	16,800		473
	NextEra Energy, Inc.	104,965		10,520
	NiSource, Inc.	60,904		2,562
	Northeast Utilities	9,100		449
	PG&E Corp.	10,957		551
	PPL Corp.	17,200		602
	Public Service Enterprise Group, Inc.	19,900		822
	Questar Corp.	20,982		506
	SCANA Corp.	7,300		401
	Sempra Energy	31,071		3,418
	Southern Co.	5,499		255
	TransCanada Corp.	3,382		167
	UGI Corp.	67,600		2,548
	Vectren Corp.	7,800		351
	Verizon Communications, Inc.	390,197		19,607
	Westar Energy, Inc. Class A	19,600		741
	Wisconsin Energy Corp.	11,900		591
	Xcel Energy, Inc.	21,200		709
				85,356

	Total Common Stocks
	(cost $980,269)			1,147,522

Short	-Term Investments - 4.5%
	Russell U.S. Cash Management Fund	53,974,907	(8)	53,975
	Total Short-Term Investments
	(cost $53,975)			53,975

	Total Investments 99.4%
	(identified cost $1,034,244)			1,201,497

	Other Assets and Liabilities, Net
	- 0.6%			7,441
	Net Assets - 100.0%			1,208,938

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 41

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
			Number of		Notional		Expiration	(Depreciation)
			Contracts		Amount		Date	$
Long Positions
S&P E-Mini Energy Select Sector Index Futures			55	USD	4,806		12/14	56
S&P Mid 500 E-Mini Index Futures			138	USD	13,879		12/14	675
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								731

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional		Expiration	Fair Value
	Call/Put	Contracts	Price		Amount		Date	$
S&P 500 Index	Put	35	1,775.00	USD		4	11/07/14	—
S&P 500 Index	Put	8	1,780.00	USD		1	11/07/14	—
S&P 500 Index	Put	36	1,720.00	USD		4	11/14/14	(1)
S&P 500 Index	Put	8	1,765.00	USD		1	11/14/14	—
S&P 500 Index	Put	9	1,760.00	USD		1	11/22/14	(1)
S&P 500 Index	Put	32	1,860.00	USD		3	11/22/14	(6)
S&P 500 Index	Put	9	1,750.00	USD		1	11/28/14	(1)
S&P 500 Index	Put	30	1,925.00	USD		3	11/28/14	(20)
Total Liability for Options Written (premiums received $147)								(29)

Transactions in options written contracts for the period ended October 31, 2014 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2013				—		$—
Opened				1,163		761
Closed				(776)		(471)
Expired				(220)		(143)
Outstanding October 31, 2014				167		$147

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary		Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary		$113,013	$—		$—		$113,013	9.3
Consumer Staples		160,814	—		—		160,814	13.3
Energy		111,762	—		—		111,762	9.2
Financial Services		169,381	—		—		169,381	14.0
Health Care		156,976	—		—		156,976	13.0
Materials and Processing		30,608	—		—		30,608	2.5
Producer Durables		131,319	—		—		131,319	10.9
Technology		188,293	—		—		188,293	15.6
Utilities		85,356	—		—		85,356	7.1
Short-Term Investments		—	53,975		—		53,975	4.5
Total Investments		1,147,522	53,975		—		1,201,497	99.4
Other Assets and Liabilities, Net								0.6
								100.0
Other Financial Instruments
Futures Contracts		731	—		—		731	0.1
Options Written		(29)	—		—		(29)	(—)*
Total Other Financial Instruments**		$702	$—		$—		$702

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

See accompanying notes which are an integral part of the financial statements.

42 Russell U.S. Defensive Equity Fund

Russell Investment Company Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 43

Russell Investment Company

Russell U.S. Defensive Equity Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$731

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value	$29
Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,167
Options written	405
Total	$2,572

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$242
Options written	118
Total	$360

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44 Russell U.S. Defensive Equity Fund

Russell Investment Company Russell U.S. Defensive Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$273	$ —	$273
Total		$273	$ —	$273

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^ Net Amount
Merrill Lynch	$273	$ —	$ —	$273
Total	$273	$ —	$ —	$273

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Options Written Contracts	Options written, at fair value	$ 29	$ —	$ 29
Total		$ 29	$ —	$ 29

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Goldman Sachs	$ 29	$ —	$ 29	$ —
Total	$ 29	$ —	$ 29	$ —

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 45

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,034,244
Investments, at fair value(>)	1,201,497
Cash (restricted)(a)(b)	8,715
Receivables:
Dividends and interest	1,039
Dividends from affiliated Russell funds	5
Investments sold	2,444
Fund shares sold	65
Variation margin on futures contracts	273
Prepaid expenses	4
Total assets	1,214,042

Liabilities
Payables:
Investments purchased	2,490
Fund shares redeemed	1,717
Accrued fees to affiliates	729
Other accrued expenses	139
Options written, at fair value(x)	29
Total liabilities	5,104

Net Assets	$1,208,938

See accompanying notes which are an integral part of the financial statements.

46 Russell U.S. Defensive Equity Fund

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Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$365
Accumulated net realized gain (loss)	(148,563)
Unrealized appreciation (depreciation) on:
Investments	167,253
Futures contracts	731
Options written	118
Shares of beneficial interest	263
Additional paid-in capital	1,188,771
Net Assets	$1,208,938
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$46.04
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$48.85
Class A — Net assets	$25,232,981
Class A — Shares outstanding ($.01 par value)	548,118
Net asset value per share: Class C(#)	$45.80
Class C — Net assets	$50,832,865
Class C — Shares outstanding ($.01 par value)	1,109,816
Net asset value per share: Class E(#)	$46.08
Class E — Net assets	$9,598,523
Class E — Shares outstanding ($.01 par value)	208,292
Net asset value per share: Class I(#)	$46.03
Class I — Net assets	$260,234,877
Class I — Shares outstanding ($.01 par value)	5,653,496
Net asset value per share: Class S(#)	$46.09
Class S — Net assets	$266,201,966
Class S — Shares outstanding ($.01 par value)	5,775,214
Net asset value per share: Class Y(#)	$46.03
Class Y — Net assets	$596,837,235
Class Y — Shares outstanding ($.01 par value)	12,965,632
Amounts in thousands
(x) Premiums received on options written	$147
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$53,975
(a) Cash Collateral for Futures	$1,683
(b) Cash Collateral for Options	$7,032

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 47

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$26,782
Dividends from affiliated Russell funds	46
Total investment income	26,828

Expenses
Advisory fees	7,256
Administrative fees	628
Custodian fees	249
Distribution fees - Class A	66
Distribution fees - Class C	373
Transfer agent fees - Class A	53
Transfer agent fees - Class C	99
Transfer agent fees - Class E	30
Transfer agent fees - Class I	333
Transfer agent fees - Class S	545
Transfer agent fees - Class Y	30
Professional fees	86
Registration fees	80
Shareholder servicing fees - Class C	125
Shareholder servicing fees - Class E	37
Trustees’ fees	33
Printing fees	14
Miscellaneous	64
Total expenses	10,101
Net investment income (loss)	16,727

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	198,255
Futures contracts	2,167
Options written	405
Net realized gain (loss)	200,827
Net change in unrealized appreciation (depreciation) on:
Investments	(16,018)
Futures contracts	242
Options written	118
Net change in unrealized appreciation (depreciation)	(15,658)
Net realized and unrealized gain (loss)	185,169
Net Increase (Decrease) in Net Assets from Operations	$201,896

See accompanying notes which are an integral part of the financial statements.

48 Russell U.S. Defensive Equity Fund

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Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,727	$18,323
Net realized gain (loss)	200,827	183,897
Net change in unrealized appreciation (depreciation)	(15,658)	67,153
Net increase (decrease) in net assets from operations	201,896	269,373

Distributions
From net investment income
Class A	(256)	(273)
Class C	(120)	(222)
Class E	(133)	(217)
Class I	(3,611)	(4,179)
Class S	(3,314)	(4,046)
Class Y	(9,491)	(9,677)
Net decrease in net assets from distributions	(16,925)	(18,614)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(205,576)	(246,318)
Total Net Increase (Decrease) in Net Assets	(20,605)	4,441

Net Assets
Beginning of period	1,229,543	1,225,102
End of period	$1,208,938	$1,229,543
Undistributed (overdistributed) net investment income included in net assets	$365	$566

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 49

Russell Investment Company Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	59	$2,498	136	$5,139
Proceeds from reinvestment of distributions	6	229	7	263
Payments for shares redeemed	(166)	(7,108)	(167)	(5,917)
Net increase (decrease)	(101)	(4,381)	(24)	(515)
Class C
Proceeds from shares sold	97	4,047	163	6,120
Proceeds from reinvestment of distributions	3	118	7	218
Payments for shares redeemed	(200)	(8,493)	(356)	(12,809)
Net increase (decrease)	(100)	(4,328)	(186)	(6,471)
Class E
Proceeds from shares sold	15	621	43	1,579
Proceeds from reinvestment of distributions	3	132	6	199
Payments for shares redeemed	(237)	(10,348)	(194)	(7,055)
Net increase (decrease)	(219)	(9,595)	(145)	(5,277)
Class I
Proceeds from shares sold	552	23,342	1,146	41,188
Proceeds from reinvestment of distributions	82	3,546	114	4,047
Payments for shares redeemed	(1,880)	(81,670)	(2,965)	(106,021)
Net increase (decrease)	(1,246)	(54,782)	(1,705)	(60,786)
Class S
Proceeds from shares sold	1,081	46,369	1,157	41,821
Proceeds from reinvestment of distributions	74	3,216	111	3,913
Payments for shares redeemed	(2,240)	(96,464)	(3,254)	(116,202)
Net increase (decrease)	(1,085)	(46,879)	(1,986)	(70,468)
Class Y
Proceeds from shares sold	6,317	261,430	391	13,671
Proceeds from reinvestment of distributions	219	9,491	273	9,677
Payments for shares redeemed	(8,214)	(356,532)	(3,446)	(126,149)
Net increase (decrease)	(1,678)	(85,611)	(2,782)	(102,801)
Total increase (decrease)	(4,429)	$(205,576)	(6,828)	$(246,318)

See accompanying notes which are an integral part of the financial statements.

50 Russell U.S. Defensive Equity Fund

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Russell Investment Company

Russell U.S. Defensive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2014	40.06	.40	6.00	6.40	(.42)	(.42)
October 31, 2013	32.65	.43	7.42	7.85	(.44)	(.44)
October 31, 2012	29.57	.27	3.11	3.38	(.30)	(.30)
October 31, 2011	26.98	.23	2.59	2.82	(.23)	(.23)
October 31, 2010	23.94	.23	3.07	3.30	(.26)	(.26)

Class C
October 31, 2014	39.87	.08	5.95	6.03	(.10)	(.10)
October 31, 2013	32.50	.16	7.38	7.54	(.17)	(.17)
October 31, 2012	29.45	.03	3.10	3.13	(.08)	(.08)
October 31, 2011	26.91	.01	2.58	2.59	(.05)	(.05)
October 31, 2010	23.89	.04	3.06	3.10	(.08)	(.08)

Class E
October 31, 2014	40.08	.42	5.98	6.40	(.40)	(.40)
October 31, 2013	32.66	.44	7.41	7.85	(.43)	(.43)
October 31, 2012	29.54	.30	3.09	3.39	(.27)	(.27)
October 31, 2011	26.96	.26	2.57	2.83	(.25)	(.25)
October 31, 2010	23.92	.26	3.07	3.33	(.29)	(.29)

Class I
October 31, 2014	40.06	.55	5.99	6.54	(.57)	(.57)
October 31, 2013	32.65	.55	7.42	7.97	(.56)	(.56)
October 31, 2012	29.57	.38	3.11	3.49	(.41)	(.41)
October 31, 2011	26.98	.33	2.58	2.91	(.32)	(.32)
October 31, 2010	23.95	.32	3.06	3.38	(.35)	(.35)

Class S
October 31, 2014	40.11	.51	6.00	6.51	(.53)	(.53)
October 31, 2013	32.69	.53	7.42	7.95	(.53)	(.53)
October 31, 2012	29.59	.35	3.10	3.45	(.35)	(.35)
October 31, 2011	27.00	.30	2.59	2.89	(.30)	(.30)
October 31, 2010	23.96	.30	3.07	3.37	(.33)	(.33)

Class Y
October 31, 2014	40.06	.60	5.99	6.59	(.62)	(.62)
October 31, 2013	32.65	.59	7.42	8.01	(.60)	(.60)
October 31, 2012	29.58	.42	3.10	3.52	(.45)	(.45)
October 31, 2011	26.99	.36	2.58	2.94	(.35)	(.35)
October 31, 2010	23.96	.35	3.05	3.40	(.37)	(.37)

See accompanying notes which are an integral part of the financial statements.

52 Russell U.S. Defensive Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)(g)	Net Assets(d)	Turnover Rate

46.04	16.05	25,233	1.09	1.09	.94	105
40.06	24.18	26,019	1.10	1.10	1.17	105
32.65	11.47	21,977	1.28	1.28	.85	150
29.57	10.47	18,284	1.26	1.26	.77	142
26.98	13.87	17,610	1.26	1.26	.88	102

45.80	15.15	50,833	1.84	1.84	.19	105
39.87	23.30	48,222	1.85	1.85	.44	105
32.50	10.64	45,352	2.03	2.03	.10	150
29.45	9.63	48,096	2.01	2.01	.04	142
26.91	12.98	61,826	2.01	2.01	.14	102

46.08	16.03	9,598	1.09	1.09	.97	105
40.08	24.23	17,140	1.10	1.09	1.21	105
32.66	11.47	18,709	1.28	1.23	.93	150
29.54	10.55	51,877	1.27	1.19	.89	142
26.96	13.99	67,618	1.26	1.15	1.01	102

46.03	16.41	260,235.76		.76	1.28	105
40.06	24.63	276,370.77		.77	1.52	105
32.65	11.83	280,933.95		.95	1.19	150
29.57	10.83	374,489.93		.93	1.13	142
26.98	14.22	476,481.93		.91	1.26	102

46.09	16.32	266,202.84		.84	1.20	105
40.11	24.53	275,158.85		.85	1.45	105
32.69	11.70	289,196	1.03	1.03	1.10	150
29.59	10.74	1,209,861	1.01	1.01	1.02	142
27.00	14.14	1,029,950	1.01	1.01	1.15	102

46.03	16.54	596,837.64		.64	1.39	105
40.06	24.78	586,634.65		.65	1.64	105
32.65	11.93	568,935.85		.85	1.31	150
29.58	10.94	1,149,049.83		.83	1.21	142
26.99	14.30	1,242,933.83		.83	1.35	102

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund 53

Russell Investment Company Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Dynamic Equity Fund - Class A‡			Russell U.S. Dynamic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	6.86%		1 Year	13.68%
5 Years	15.05	%§	5 Years	16.71	%§
10 Years	6.73	%§	10 Years	7.62	%§

Russell U.S. Dynamic Equity Fund - Class C			Russell U.S. Dynamic Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	12.54%		1 Year	13.99%
5 Years	15.55	%§	5 Years	16.94	%§
10 Years	6.52	%§	10 Years	7.81	%§

Russell U.S. Dynamic Equity Fund - Class E			Russell 1000® Dynamic IndexTM**
	Total			Total
	Return			Return
1 Year	13.46%		1 Year	16.59%
5 Years	16.41	%§	5 Years	17.52	%§
10 Years	7.36	%§	10 Years	8.63	%§

Russell U.S. Dynamic Equity Fund - Class I			U.S. Dynamic Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	13.86%		1 Year	16.59%
5 Years	16.89	%§	5 Years	18.60	%§
10 Years	7.79	%§	10 Years	9.59	%§

54 Russell U.S. Dynamic Equity Fund

Russell Investment Company Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Dynamic Equity Fund (the “Fund”) employs With the continuation of the economic recovery, the Fund was a multi-manager approach whereby portions of the Fund underweight in most of the sectors that are traditionally considered are allocated to different money managers. Fund assets not to be “non-cyclical” and/or interest rate sensitive. However, allocated to money managers are managed by Russell Investment certain industries that tend to be viewed as “bond substitutes,” Management Company (“RIMCo”), the Fund’s advisor. RIMCo due to their income producing qualities, such as electric utilities may change the allocation of the Fund’s assets among money and real estate investment trusts (REITs), outperformed given managers at any time. An exemptive order from the Securities the decline in interest rates and this detracted from the Fund’s and Exchange Commission (“SEC”) permits RIMCo to engage benchmark-relative performance. or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the How did the investment strategies and techniques employed terms of the exemptive order, the Fund is required to notify its by the Fund and its money managers affect its benchmark-shareholders within 90 days of when a money manager begins relative performance? providing services. As of October 31, 2014, the Fund had five Stock selection effects within the energy sector (overweights money managers. to Peabody Energy Corporation and Arch Coal) and within the financial services sector (an underweight to Wells Fargo & What is the Fund’s investment objective? Company) detracted from the Fund’s benchmark-relative returns The Fund seeks to provide long term capital growth. for the fiscal year. The Fund’s overweights to the health care and technology sectors were beneficial. Factor exposures were mixed,

How did the Fund perform relative to its benchmark for the as an overweight to stocks with the lowest valuations (lowest fiscal year ended October 31, 2014? price-to-book and price-to-cash flow ratios) detracted while an For the fiscal year ended October 31, 2014, the Fund’s Class A, overweight to stocks with low financial leverage (low debt-to-Class C, Class E, Class I, Class S and Class Y Shares gained capital ratios) was rewarded.

13.40%, 12.54%, 13.46%, 13.86%, 13.68% and 13.99%, respectively. This is compared to the Fund’s benchmark, the AJO, LP (“AJO”) outperformed the Russell 1000® Dynamic™ Russell 1000® Dynamic Index, which gained 16.59% during Index for the fiscal year. Factor exposures were rewarded, the same period. The Fund’s performance includes operating specifically an overweight to stocks with rising earnings estimates expenses, whereas index returns are unmanaged and do not and an underweight to stocks with high financial leverage (high include expenses of any kind. debt-to-capital ratios). An underweight to the energy sector and an overweight to the health care sector were additive to relative For the fiscal year ended October 31, 2014, the Morningstar® returns. Stock selection within the producer durables sector Large Blend, a group of funds that Morningstar considers to have (overweights to Southwest Airlines Co. and Huntington Ingalls investment strategies similar to those of the Fund, gained 14.34%.

     Industries, Inc.) was beneficial. This result serves as a peer comparison and is expressed net of operating expenses. Cornerstone Capital Management, LLC (“Cornerstone”) underperformed the Russell 1000® Growth Index linked to the RIMCo may assign a money manager a specific style or Russell 1000® Dynamic Index for the fiscal year. Factor exposures capitalization benchmark other that the Fund’s index. However, were not rewarded, specifically an overweight to high beta stocks the Fund’s primary index remains the benchmark for the Fund (stocks with high sensitivity to market movements). An overweight and is representative of the aggregate of each money manager’s to the consumer discretionary sector and an underweight to benchmark index. the health care sector detracted, although an overweight to the How did the market conditions described in the Market technology sector was beneficial. Stock selection within the Summary report affect the Fund’s performance? energy sector (an overweight to Cobalt International Energy, Inc.) During the fiscal year, the U.S. large capitalization equity market and the technology sector (overweights to Rackspace Hosting, produced positive returns. Relevant Fund exposures included Inc. and underweight Apple, Inc.) significantly detracted from tilts toward stocks with the lowest valuation ratios (lowest price- benchmark-relative performance. The linked benchmark to-book and price-to-cash flow ratios), and technology and represents the returns of the Russell 1000® Dynamic Index from health care stocks and away from growth stocks. Growth stocks November 1, 2013 through June 8, 2014 and the returns of the outperformed value stocks for the fiscal year and this detracted Russell 1000® Growth Index thereafter. from the Fund’s benchmark-relative performance. However, Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was added the Fund’s tilt toward health care and technology stocks was to the Fund in June 2014 and underperformed the Russell 1000® beneficial to the Fund’s benchmark-relative performance. Dynamic™ Index for the portion of the fiscal year in which it

Russell U.S. Dynamic Equity Fund 55

Russell Investment Company Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

was a manager for the Fund. A tilt toward stocks with lower	market) and since its implementation, has performed in-line with
than benchmark capitalization detracted, while a tilt away from	expectations.
stocks with high financial leverage (high debt-to-capital ratios)	During the period, RIMCo used index futures contracts to equitize
was beneficial. From a sector perspective, an overweight to health	the Fund and money managers’ cash. The decision to equitize
care was rewarded, although overweights to energy and producer	Fund and manager cash was beneficial to Fund performance for
durables held back benchmark-relative performance.	the fiscal year.
Schneider Capital Management Corporation (“Schneider”)
underperformed the Russell 1000® Value Index for the fiscal	Describe any changes to the Fund’s structure or the money
year. Many of Schneider’s factor exposures were not rewarded,	manager line-up.
specifically overweights to mid cap stocks, stocks with low	In June 2014, RIMCo hired Jacobs Levy. RIMCo has high
valuations (low price-to-book and price-to-cash flow ratios),	conviction in Jacobs Levy’s ability to run a dynamic strategy.
and high beta stocks. An underweight to the technology sector	Also in June 2014, RIMCo changed Cornerstone’s mandate from
and an overweight to the energy sector detracted, although an	being benchmarked to the Russell 1000® Dynamic™ Index to
overweight to the financial services sector was beneficial. Stock	being benchmarked to the Russell 1000® Growth Index. RIMCo
selection within the energy sector (overweights to Peabody Energy	made this change due to RIMCo’s heightened confidence in
Corporation and Arch Coal, Inc.) detracted from benchmark-	Cornerstone’s growth strategy.
relative performance.	In June 2014, RIMCo also introduced the positioning strategy
Suffolk Capital Management, LLC (“Suffolk”) outperformed the	described above.
Russell 1000® Dynamic™ Index for the fiscal year. Factor tilts
There were no other changes to the Fund’s structure or money
away from mid cap stocks and stocks with above-benchmark	manager line up during the fiscal year.
financial leverage (higher debt-to-capital ratios) were additive to
relative returns. Overweights to the technology and health care	Money Managers as of October 31,
sectors were beneficial. Stock selection within the technology	2014	Styles
sector (overweights to Avago Technologies Limited and Intel	AJO, LP	Dynamic
Corporation) was a significant driver of positive benchmark-	Cornerstone Capital Management Inc.	Growth
relative performance.	Jacobs Levy Equity Management, Inc.	Dynamic
	Schneider Capital Management Corporation	Value
RIMCo manages the portion of the Fund’s assets that RIMCo	Suffolk Capital Management, LLC	Dynamic
determines not to allocate to the money managers. Assets not	The views expressed in this report reflect those of the portfolio
allocated to managers include the Fund’s liquidity reserves and	managers only through the end of the period covered by
assets which may be managed directly by RIMCo to modify the	the report. These views do not necessarily represent the
Fund’s overall portfolio characteristics to seek to achieve the	views of RIMCo, or any other person in RIMCo or any other
desired risk/return profile for the Fund.	affiliated organization. These views are subject to change
In June 2014, RIMCo implemented a RIMCo managed positioning	at any time based upon market conditions or other events,
strategy that pursues a full replication of the Russell Top 200®	and RIMCo disclaims any responsibility to update the views
Index, which consists of the largest Russell 1000® Index stocks.	contained herein. These views should not be relied on as
This strategy is designed to provide the Fund with ultra large cap	investment advice and, because investment decisions for
exposure with moderate beta characteristics (beta is a measure	a Russell Investment Company (“RIC”) Fund are based on
of a portfolio’s volatility and its sensitivity to the direction of the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

56 Russell U.S. Dynamic Equity Fund

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	The Russell 1000® Dynamic IndexTM measures the performance of the large-cap dynamic segment of the U.S. equity universe. It includes the Russell 1000 Index companies with relatively less stable business conditions which are more sensitive to economic cycle, credit cycle and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.
***	The U.S. Dynamic Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Dynamic Equity Linked Benchmark represents the returns of the Russell 1000® Growth Index through August 14, 2012 and the returns of the Russell 1000® Dynamic IndexTM thereafter.
‡	The Fund first issued Class A Shares on August 15, 2012. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class Y Shares on August 15, 2012. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Dynamic Equity Fund 57

Russell Investment Company Russell U.S. Dynamic Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,069.80	$1,017.39
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$8.09	$7.88

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,065.70	$1,013.51
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$12.08	$11.77
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.32%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,069.60	$1,017.29
	Expenses Paid During Period*	$8.19	$7.98

* Expenses are equal to the Fund's annualized expense ratio of 1.57%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

58 Russell U.S. Dynamic Equity Fund

Russell Investment Company Russell U.S. Dynamic Equity Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,071.90	$1,018.95
Expenses Paid During Period*	$6.48	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,070.90	$1,018.50
Expenses Paid During Period*	$6.94	$6.77

* Expenses are equal to the Fund's annualized expense ratio of 1.33%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,072.50	$1,019.61
Expenses Paid During Period*	$5.80	$5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Dynamic Equity Fund 59

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 100.4%			Royal Caribbean Cruises, Ltd.	44,360	3,015
Consumer Discretionary - 18.0%			Shutterfly, Inc.(Æ)	9,576	401
Abercrombie & Fitch Co. Class A	66,500	2,226	Starbucks Corp.	40,108	3,031
Advance Auto Parts, Inc.	5,140	755	Target Corp.	1,001	62
Alibaba Group Holding, Ltd. - ADR(Æ)	12,118	1,195	Taylor Morrison Home Corp. Class A(Æ)	25,060	432
Amazon.com, Inc.(Æ)	16,842	5,145	Tesla Motors, Inc.(Æ)(Ñ)	2,750	665
Apollo Education Group, Inc. Class A(Æ)	35,500	1,017	Time Warner Cable, Inc.	5,526	813
Avis Budget Group, Inc.(Æ)	45,900	2,559	Time Warner, Inc.	63,571	5,052
Belmond, Ltd. Class A(Æ)	11,360	130	TJX Cos., Inc.	1,102	70
Big Lots, Inc.	19,400	886	Toll Brothers, Inc.(Æ)	115,230	3,682
Brinker International, Inc.	76,419	4,099	Viacom, Inc. Class B	679	49
Cablevision Systems Corp. Class A	128,500	2,393	Wal-Mart Stores, Inc.	2,541	194
Carnival Corp.	119,166	4,785	Walt Disney Co. (The)	22,766	2,080
Carter's, Inc.	5,400	422	Whirlpool Corp.(Û)	44,915	7,728
CBS Corp. Class B	110,601	5,997	Wyndham Worldwide Corp.	13,240	1,028
Chipotle Mexican Grill, Inc. Class A(Æ)	1,900	1,212	Yum! Brands, Inc.	697	50
Comcast Corp. Class A(Æ)	125,539	6,949			130,528
Costco Wholesale Corp.	693	92
Deckers Outdoor Corp.(Æ)	5,100	446	Consumer Staples - 1.6%
Diageo PLC - ADR	7,229	853	Altria Group, Inc.	3,132	151
Dillard's, Inc. Class A	4,600	486	Archer-Daniels-Midland Co.	1,034	49
DIRECTV(Æ)(Û)	9,536	828	Coca-Cola Co. (The)	6,317	265
DISH Network Corp. Class A(Æ)	17,110	1,089	Colgate-Palmolive Co.	1,443	96
Domino's Pizza, Inc.	4,700	417	CVS Health Corp.	1,844	158
eBay, Inc.(Æ)	20,559	1,079	General Mills, Inc.	971	50
Estee Lauder Cos., Inc. (The) Class A	10,181	765	Kellogg Co.	405	26
Expedia, Inc.	30,000	2,549	Kimberly-Clark Corp.	593	68
Foot Locker, Inc.(Û)	47,700	2,672	Kraft Foods Group, Inc.(Æ)	940	53
Ford Motor Co.	113,499	1,599	Kroger Co. (The)(Û)	79,850	4,448
GameStop Corp. Class A	17,400	744	Lorillard, Inc.(Û)	28,900	1,777
General Motors Co.	34,186	1,073	Mondelez International, Inc. Class A	2,665	94
Goodyear Tire & Rubber Co. (The)	12,800	310	Monster Beverage Corp.(Æ)	800	81
Harman International Industries, Inc.	10,110	1,085	PepsiCo, Inc.	2,394	230
Hilton Worldwide Holdings, Inc.(Æ)	41,100	1,037	Philip Morris International, Inc.	2,507	223
Home Depot, Inc.	9,390	916	Pilgrim's Pride Corp.(Æ)	19,400	551
Jarden Corp.(Æ)	77,859	5,068	Procter & Gamble Co. (The)	4,301	375
Johnson Controls, Inc.	1,049	50	Reynolds American, Inc.	487	31
Kate Spade & Co.(Æ)	29,984	813	SABMiller PLC - ADR	28,917	1,638
L Brands, Inc.	14,400	1,039	Sysco Corp.	924	36
Las Vegas Sands Corp.	20,597	1,282	Tyson Foods, Inc. Class A	27,500	1,110
Lear Corp.(Û)	27,260	2,522	Walgreen Co.	1,503	97
Leggett & Platt, Inc.	19,000	748			11,607
Lennar Corp. Class A	66,290	2,856
Lowe's Cos., Inc.	1,605	92	Energy - 8.5%
Macy's, Inc.(Û)	61,240	3,541	Anadarko Petroleum Corp.	20,822	1,911
Marriott International, Inc. Class A	77,415	5,864	Apache Corp.	610	47
McDonald's Corp.	1,559	146	Arch Coal, Inc.(Ñ)	754,530	1,630
MercadoLibre, Inc.	10,310	1,404	Baker Hughes, Inc.(Û)	63,638	3,370
Meritage Homes Corp.(Æ)	8,885	327	Cameron International Corp.(Æ)	40,800	2,430
Nike, Inc. Class B	19,704	1,832	Carrizo Oil & Gas, Inc.(Æ)	2,600	135
Nordstrom, Inc.	13,700	995	Chesapeake Energy Corp.	208,140	4,616
NVR, Inc.(Æ)	1,986	2,438	Chevron Corp.	3,027	363
Office Depot, Inc.(Æ)	243,199	1,269	Cobalt International Energy, Inc.(Æ)	59,920	702
Omnicom Group, Inc.	6,180	444	ConocoPhillips	1,936	140
Polaris Industries, Inc.(Û)	16,950	2,557	CONSOL Energy, Inc.	21,741	800
Priceline Group, Inc. (The)(Æ)	1,542	1,860	CVR Energy, Inc.	41,900	2,035
PulteGroup, Inc.	125,808	2,414	Devon Energy Corp.	131,507	7,890
Ralph Lauren Corp. Class A	26,148	4,310	EOG Resources, Inc.	36,656	3,484
Ross Stores, Inc.	6,131	495	Exxon Mobil Corp.	6,807	658

See accompanying notes which are an integral part of the financial statements.
60 Russell U.S. Dynamic Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Halliburton Co.(Û)	69,170	3,814	Equity Residential(ö)	570	40
Hess Corp.	3,539	300	First American Financial Corp.	43,306	1,313
Kinder Morgan, Inc.	1,038	40	First Niagara Financial Group, Inc.	226,780	1,699
Marathon Oil Corp.	1,068	38	First Republic Bank	31,615	1,610
Marathon Petroleum Corp.	7,697	700	Franklin Resources, Inc.	627	35
Nabors Industries, Ltd.	130,370	2,327	Genworth Financial, Inc. Class A(Æ)(Û)	139,300	1,949
National Oilwell Varco, Inc.	678	49	Global Payments, Inc.	12,850	1,034
Occidental Petroleum Corp.	1,241	110	Goldman Sachs Group, Inc. (The)	706	134
Patterson-UTI Energy, Inc.	105,020	2,419	Hartford Financial Services Group, Inc.	219,050	8,670
PBF Energy, Inc. Class A	28,600	746	Hospitality Properties Trust(ö)	88,100	2,609
Peabody Energy Corp.(Ñ)	317,955	3,316	Jones Lang LaSalle, Inc.	18,300	2,474
Phillips 66(Æ)	891	70	JPMorgan Chase & Co.	292,517	17,691
Pioneer Natural Resources Co.	6,366	1,204	KeyCorp	84,586	1,117
Schlumberger, Ltd.	2,074	205	Lincoln National Corp.	100,400	5,498
Seventy Seven Energy, Inc.(Æ)	2,135	28	Marsh & McLennan Cos., Inc.	868	47
SM Energy Co.(Û)	29,290	1,649	MasterCard, Inc. Class A	1,585	133
Spectra Energy Corp.	1,060	41	McGraw Hill Financial, Inc.(Û)	32,300	2,923
Superior Energy Services, Inc.	40,500	1,019	MetLife, Inc.	1,474	80
Tesoro Corp.	38,700	2,764	Moody's Corp.	17,000	1,687
Valero Energy Corp.	59,313	2,971	Morgan Stanley	2,416	84
Weatherford International PLC(Æ)	272,576	4,476	NorthStar Realty Finance Corp.(ö)	101,150	1,879
Whiting Petroleum Corp.(Æ)	45,034	2,758	PNC Financial Services Group, Inc. (The)	60,790	5,252
Williams Cos., Inc. (The)	1,176	65	Principal Financial Group, Inc.	20,960	1,098
WPX Energy, Inc.(Æ)	12,248	234	Prologis, Inc.(ö)	31,190	1,299
		61,554	Prudential Financial, Inc.	71,619	6,341
			Public Storage(ö)	227	42
Financial Services - 23.6%			Raymond James Financial, Inc.	14,240	799
ACE, Ltd.	533	58	Regions Financial Corp.	287,094	2,851
Affiliated Managers Group, Inc.(Æ)	5,470	1,093	Reinsurance Group of America, Inc. Class A	28,200	2,376
Aflac, Inc.	19,017	1,136	Simon Property Group, Inc.(ö)	489	88
Allstate Corp. (The)(Û)	81,070	5,257	State Street Corp.	31,440	2,372
American Express Co.	23,731	2,135	SunTrust Banks, Inc.	176,910	6,924
American International Group, Inc.(Û)	171,985	9,213	SVB Financial Group(Æ)	5,510	617
American Tower Corp. Class A(ö)	14,925	1,455	Thomson Reuters Corp.	562	21
Ameriprise Financial, Inc.	10,829	1,366	Travelers Cos., Inc. (The)	548	55
Aspen Insurance Holdings, Ltd.	52,300	2,282	Twenty-First Century Fox, Inc.(Æ)	3,008	104
Assurant, Inc.(Û)	32,920	2,246	Unum Group	60,800	2,034
Assured Guaranty, Ltd.	95,950	2,215	US Bancorp	2,708	115
Axis Capital Holdings, Ltd.	18,480	890	Validus Holdings, Ltd.	60,600	2,411
Bank of America Corp.	520,448	8,931	Visa, Inc. Class A	17,989	4,343
Bank of New York Mellon Corp. (The)	35,525	1,376	Voya Financial, Inc.	26,430	1,037
Barclays PLC - ADR(Ñ)	90,322	1,391	Wells Fargo & Co.	7,576	402
BB&T Corp.	1,134	43	XL Group PLC Class A	24,110	817
Berkshire Hathaway, Inc. Class B(Æ)	2,904	407	Zions Bancorporation	15,700	455
BlackRock, Inc. Class A	4,280	1,460			170,524
Brixmor Property Group, Inc.(ö)	1,470	36
Capital One Financial Corp.(Û)	99,700	8,252	Health Care - 14.5%
CBOE Holdings, Inc.	26,900	1,585	Abbott Laboratories	31,272	1,363
CBRE Group, Inc. Class A(Æ)(Û)	73,700	2,358	AbbVie, Inc.	2,508	159
CDK Global, Inc.(Æ)	312	10	Actavis PLC(Æ)	400	97
Charles Schwab Corp. (The)	20,216	580	Aetna, Inc.	16,865	1,392
Chubb Corp. (The)	386	38	Alexion Pharmaceuticals, Inc.(Æ)	13,810	2,643
Citigroup, Inc.	216,244	11,576	Allergan, Inc.	20,328	3,864
City National Corp.	10,060	792	AmerisourceBergen Corp. Class A	31,400	2,682
CME Group, Inc. Class A	18,020	1,510	Amgen, Inc.	1,207	196
Columbia Property Trust, Inc.(ö)	28,537	720	Baxter International, Inc.	857	60
Comerica, Inc.	23,000	1,098	Becton Dickinson and Co.	305	39
Discover Financial Services(Û)	58,046	3,702	Biogen Idec, Inc.(Æ)(Û)	9,674	3,106
E*Trade Financial Corp.(Æ)	33,800	754	Boston Scientific Corp.(Æ)	93,280	1,239

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Dynamic Equity Fund 61

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Bristol-Myers Squibb Co.	13,143	765	Sherwin-Williams Co. (The)	1,190	273
Brookdale Senior Living, Inc. Class A(Æ)	12,043	406	Southern Copper Corp.	283	8
Bruker Corp.(Æ)	15,050	312	United States Steel Corp.	69,300	2,775
Cardinal Health, Inc.(Û)	50,110	3,933	Westlake Chemical Corp.	9,800	691
Catamaran Corp.(Æ)	73,675	3,512			32,171
Celgene Corp.(Æ)(Û)	92,355	9,890
Cigna Corp.(Û)	24,400	2,429	Producer Durables - 9.3%
Clovis Oncology, Inc.(Æ)(Ñ)	84,009	5,012	3M Co.	1,034	159
Covidien PLC	710	66	Accenture PLC Class A	997	81
Eli Lilly & Co.	1,550	103	Aegean Marine Petroleum Network, Inc.	68,237	577
Envision Healthcare Holdings, Inc.(Æ)	3,980	139	Alaska Air Group, Inc.	49,400	2,630
Express Scripts Holding Co.(Æ)(Û)	23,318	1,791	Alliant Techsystems, Inc.(Û)	13,500	1,579
Gilead Sciences, Inc.(Æ)	75,345	8,439	American Airlines Group, Inc.	20,438	845
HCA Holdings, Inc.(Æ)	18,030	1,263	Automatic Data Processing, Inc.	762	62
Health Net, Inc.(Æ)	24,650	1,171	B/E Aerospace, Inc.(Æ)	10,360	771
Humana, Inc.(Û)	13,730	1,906	Boeing Co. (The)	22,920	2,863
Intercept Pharmaceuticals, Inc.(Æ)	15,324	3,960	Caterpillar, Inc.	985	100
Johnson & Johnson	4,487	484	CoStar Group, Inc.(Æ)	8,679	1,398
McKesson Corp.(Û)	24,994	5,084	CSX Corp.	34,676	1,235
Medtronic, Inc.	1,574	107	Cummins, Inc.	291	42
Merck & Co., Inc.	24,950	1,446	Danaher Corp.	959	77
Mylan, Inc.(Æ)	98,407	5,270	Deere & Co.	14,435	1,235
Myriad Genetics, Inc.(Æ)(Û)	33,260	1,313	Delphi Automotive PLC(Û)	60,510	4,174
Omnicare, Inc.	12,100	806	Delta Air Lines, Inc.	78,739	3,168
Pfizer, Inc.	10,147	304	Eaton Corp. PLC	753	51
Pharmacyclics, Inc.(Æ)	15,003	1,960	Emerson Electric Co.	1,105	71
Regeneron Pharmaceuticals, Inc.(Æ)	125	49	FedEx Corp.	32,478	5,437
St. Jude Medical, Inc.	84,266	5,407	Fluor Corp.	3,950	262
Stryker Corp.	531	46	General Dynamics Corp.	483	67
Thermo Fisher Scientific, Inc.	48,796	5,737	General Electric Co.	30,127	778
United Therapeutics Corp.(Æ)(Û)	18,600	2,436	HD Supply Holdings, Inc.(Æ)	32,090	925
UnitedHealth Group, Inc.	54,239	5,153	Honeywell International, Inc.	1,235	119
Valeant Pharmaceuticals International, Inc.			Huntington Ingalls Industries, Inc.(Û)	35,390	3,745
(Æ)	41,751	5,555	Illinois Tool Works, Inc.	540	49
WellPoint, Inc.	11,922	1,510	Lexmark International, Inc. Class A(Û)	68,480	2,956
		104,604	Lockheed Martin Corp.	427	81
			Manpowergroup, Inc.	7,980	533
Materials and Processing - 4.4%			Navistar International Corp.(Æ)(Ñ)	25,758	911
Air Products & Chemicals, Inc.	335	45	Norfolk Southern Corp.	489	54
Alcoa, Inc.	206,700	3,464	Northrop Grumman Corp.	320	44
Bombardier, Inc. Class B	302,247	997	Parker-Hannifin Corp.	8,100	1,029
Cabot Corp.	11,470	533	Raytheon Co.	40,399	4,197
Celanese Corp. Class A	27,600	1,621	Southwest Airlines Co.(Û)	80,500	2,776
CF Industries Holdings, Inc.(Û)	9,400	2,444	Spirit AeroSystems Holdings, Inc. Class A(Æ)	46,800	1,841
Domtar Corp.(Û)	16,500	678	Textron, Inc.	86,398	3,588
Dow Chemical Co. (The)	37,197	1,837	Trimble Navigation, Ltd.(Æ)	48,307	1,297
Ecolab, Inc.	421	47	Trinity Industries, Inc.	35,700	1,275
EI du Pont de Nemours & Co.	1,447	100	Union Pacific Corp.	38,727	4,510
Fastenal Co.	50,585	2,228	United Continental Holdings, Inc.(Æ)	35,400	1,869
Freeport-McMoRan, Inc.	1,641	47	United Parcel Service, Inc. Class B	1,118	117
Huntsman Corp.(Û)	90,500	2,208	United Rentals, Inc.(Æ)	30,143	3,318
Lennox International, Inc.	1,000	89	United Technologies Corp.	44,355	4,746
LyondellBasell Industries NV Class A(Û)	39,764	3,644	Waste Management, Inc.	735	36
Masco Corp.	30,500	673			67,678
Monsanto Co.	828	95
Mosaic Co. (The)	24,100	1,068	Technology - 19.0%
PPG Industries, Inc.	218	44	Adobe Systems, Inc.(Æ)	68,986	4,837
Praxair, Inc.	463	58	Altera Corp.	113,889	3,914
Precision Castparts Corp.	29,470	6,504	Apple, Inc.(Û)	232,756	25,138

See accompanying notes which are an integral part of the financial statements.
62 Russell U.S. Dynamic Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Arrow Electronics, Inc.(Æ)	36,320	2,065	Edison International	14,370	899
Aruba Networks, Inc.(Æ)	17,300	373	Exelon Corp.	1,357	50
Autodesk, Inc.(Æ)	20,050	1,154	FirstEnergy Corp.	13,560	506
Avnet, Inc.(Û)	67,320	2,912	NextEra Energy, Inc.	688	69
Broadcom Corp. Class A	32,680	1,369	PG&E Corp.	734	37
Brocade Communications Systems, Inc.	244,090	2,619	Southern Co.	1,408	65
Cisco Systems, Inc.	159,786	3,910	Sprint Corp.(Æ)	1,414	9
Cognizant Technology Solutions Corp. Class			T-Mobile US, Inc.(Æ)	419	12
A(Æ)	20,361	995	Verizon Communications, Inc.	6,585	331
Computer Sciences Corp.	37,900	2,289			11,053
Corning, Inc.	20,866	426
Dolby Laboratories, Inc. Class A	9,600	402	Total Common Stocks
Electronic Arts, Inc.(Æ)	30,080	1,232	(cost $631,112)		726,915
EMC Corp.	38,025	1,092
Facebook, Inc. Class A(Æ)	84,084	6,305	Investments in Other Funds - 0.2%
Freescale Semiconductor, Ltd.(Æ)(Ñ)	20,310	404	Financial Services - 0.2%
Google, Inc. Class C(Æ)	19,471	10,969	iShares Russell 1000 Value ETF	16,483	1,684
Hewlett-Packard Co.	154,981	5,561	Total Investments in Other Funds
Ingram Micro, Inc. Class A(Æ)	83,900	2,252	(cost $1,595)		1,684
Intel Corp.	79,137	2,691
International Business Machines Corp.	1,505	247	Short-Term Investments - 3.4%
Jabil Circuit, Inc.	122,300	2,562	Russell U.S. Cash Management Fund	24,902,697 (8)	24,903
Juniper Networks, Inc.	45,600	961	Total Short-Term Investments
Lam Research Corp.(Û)	29,200	2,274	(cost $24,903)		24,903
Lambda TD Software, Inc.(Æ)(Û)	81,400	1,453
Marvell Technology Group, Ltd.	75,490	1,015	Other Securities - 1.5%
Micron Technology, Inc.(Æ)	167,104	5,529	Russell U.S. Cash Collateral Fund(×)	10,661,710 (8)	10,662
Microsoft Corp.	47,895	2,249	Total Other Securities
Motorola Solutions, Inc.	17,000	1,097	(cost $10,662)		10,662
NetApp, Inc.	15,600	668
ON Semiconductor Corp.(Æ)	186,700	1,548	Total Investments 105.5%
Oracle Corp.	122,518	4,784	(identified cost $668,272)		764,164
Palo Alto Networks, Inc.(Æ)	12,700	1,342	Securities Sold Short - (4.1)%
Polycom, Inc.(Æ)	37,020	484	Consumer Discretionary - (0.4)%
			DreamWorks Animation SKG, Inc. Class
PTC, Inc.(Æ)	46,700	1,782	A(Æ)	(46,200)	(1,029)
QUALCOMM, Inc.	2,691	211	HomeAway, Inc.(Æ)	(24,800)	(866)
Rackspace Hosting, Inc.(Æ)	77,283	2,965	Nu Skin Enterprises, Inc. Class A	(16,400)	(866)
Salesforce.com, Inc.(Æ)	65,936	4,219			(2,761)
Sanmina Corp.(Æ)	4,800	120	Energy - (1.2)%
Skyworks Solutions, Inc.	24,400	1,421	Golar LNG, Ltd.(Æ)	(38,700)	(2,172)
Stratasys, Ltd.(Æ)(Ñ)	13,923	1,676	Gulfport Energy Corp.(Æ)	(38,600)	(1,937)
Symantec Corp.	99,708	2,475	Seadrill, Ltd.	(56,400)	(1,297)
Texas Instruments, Inc.	1,705	85	SolarCity Corp.(Æ)	(39,800)	(2,355)
VeriSign, Inc.(Æ)	43,400	2,594	SunPower Corp. Class A(Æ)	(33,000)	(1,051)
Vishay Intertechnology, Inc.	114,200	1,543			(8,812)
VMware, Inc. Class A(Æ)	138	12	Financial Services - (0.8)%
Western Digital Corp.	32,840	3,230	Ocwen Financial Corp.(Æ)	(88,000)	(2,073)
Yahoo!, Inc.(Æ)	116,134	5,348	Plum Creek Timber Co., Inc.(ö)	(52,800)	(2,165)
Zynga, Inc. Class A(Æ)	154,160	393	St. Joe Co. (The)(Æ)	(95,700)	(1,833)
		137,196			(6,071)
			Health Care - (0.3)%
Utilities - 1.5%			athenahealth, Inc.(Æ)	(2,700)	(331)
AES Corp.(Û)	165,100	2,323	Brookdale Senior Living, Inc. Class A(Æ)	(46,400)	(1,564)
American Electric Power Co., Inc.	771	45			(1,895)
AT&T, Inc.	44,257	1,542	Materials and Processing - (0.3)%
Calpine Corp.(Æ)	83,300	1,901	Tahoe Resources, Inc.(Æ)	(77,200)	(1,340)
CenturyLink, Inc.(Û)	74,905	3,107	Vulcan Materials Co.	(14,700)	(907)
Dominion Resources, Inc.	916	65			(2,247)
Duke Energy Corp.	1,114	92	Producer Durables - (0.2)%

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Dynamic Equity Fund 63

Russell Investment Company Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($) or	Value
	Shares	$
Colfax Corp.(Æ)	(32,300)	(1,757)

Technology - (0.8)%
Advanced Micro Devices, Inc.(Æ)	(748,200)	(2,095)
NetSuite, Inc.(Æ)	(3,700)	(402)
Stratasys, Ltd.(Æ)	(8,900)	(1,071)
SunEdison, Inc.(Æ)	(20,300)	(396)
Zynga, Inc. Class A(Æ)	(667,190)	(1,702)
		(5,666)
Utilities - (0.1)%
US Cellular Corp.(Æ)	(21,000)	(765)

Total Securities Sold Short
(proceeds $30,785)		(29,974)

Other Assets and Liabilities, Net
-(1.4%)		(10,313)
Net Assets - 100.0%		723,877

See accompanying notes which are an integral part of the financial statements.

64 Russell U.S. Dynamic Equity Fund

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Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures		91	USD	10,180	12/14	189
Russell 2000 Mini Index Futures		22	USD	2,576	12/14	122
S&P Mid 500 E-Mini Index Futures		123	USD	12,370	12/14	273
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						584

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$130,528	$—		$—	$130,528	18.0
Consumer Staples	11,607	—		—	11,607	1.6
Energy	61,554	—		—	61,554	8.5
Financial Services	170,524	—		—	170,524	23.6
Health Care	104,604	—		—	104,604	14.5
Materials and Processing	32,171	—		—	32,171	4.4
Producer Durables	67,678	—		—	67,678	9.3
Technology	137,196	—		—	137,196	19.0
Utilities	11,053	—		—	11,053	1.5
Investments in Other Funds	1,684	—		—	1,684	0.2
Short-Term Investments	—	24,903		—	24,903	3.4
Other Securities	—	10,662		—	10,662	1.5
Total Investments	728,599	35,565		—	764,164	105.5
Securities Sold Short*	(29,974)	—		—	(29,974)	(4.1)
Other Assets and Liabilities, Net						(1.4)
						100.0
Other Financial Instruments
Futures Contracts	584	—		—	584	0.1
Total Other Financial Instruments**	$584	$—		$—	$584

*	Refer to Schedule of Investments for detailed sector breakout.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 65

Russell Investment Company
Russell U.S. Dynamic Equity Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$584

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$6,459

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(431)
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

66 Russell U.S. Dynamic Equity Fund

Russell Investment Company Russell U.S. Dynamic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross		Net Amounts
		Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$10,671	$ —	$10,671
Futures Contracts	Variation margin on futures contracts	303	—	303
Total		$10,974	$ —	$10,974

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$5,450	$—	$ 5,450	$—
Citigroup	745	—	745	—
Deutsche Bank	1,277	—	1,277	—
Fidelity	562	—	562	—
JPMorgan Chase	1,309	—	1,309	—
Merrill Lynch	303	—	—	303
Morgan Stanley	896	—	896	—
UBS	432	—	432	—
Total	$10,974	$—	$ 10,671	$303

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 67

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$668,272
Investments, at fair value(*)(>)	764,164
Cash	12
Cash (restricted)(a)	1,705
Receivables:
Dividends and interest	243
Dividends from affiliated Russell funds	2
Investments sold	5,989
Fund shares sold	6
Variation margin on futures contracts	303
Prepaid expenses	2
Total assets	772,426

Liabilities
Payables:
Investments purchased	6,207
Fund shares redeemed	1,059
Accrued fees to affiliates	526
Other accrued expenses	121
Securities sold short, at fair value(‡)	29,974
Payable upon return of securities loaned	10,662
Total liabilities	48,549

Net Assets	$723,877

See accompanying notes which are an integral part of the financial statements.

68 Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(10)
Accumulated net realized gain (loss)	97,676
Unrealized appreciation (depreciation) on:
Investments	95,892
Futures contracts	584
Securities sold short	811
Shares of beneficial interest	573
Additional paid-in capital	528,351
Net Assets	$723,877
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.12
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.86
Class A — Net assets	$1,994,045
Class A — Shares outstanding ($.01 par value)	164,588
Net asset value per share: Class C(#)	$10.70
Class C — Net assets	$11,643,666
Class C — Shares outstanding ($.01 par value)	1,088,068
Net asset value per share: Class E(#)	$12.14
Class E — Net assets	$1,893,421
Class E — Shares outstanding ($.01 par value)	155,970
Net asset value per share: Class I(#)	$12.73
Class I — Net assets	$28,157,500
Class I — Shares outstanding ($.01 par value)	2,212,452
Net asset value per share: Class S(#)	$12.55
Class S — Net assets	$50,903,441
Class S — Shares outstanding ($.01 par value)	4,054,535
Net asset value per share: Class Y(#)	$12.69
Class Y — Net assets	$629,285,234
Class Y — Shares outstanding ($.01 par value)	49,594,662
Amounts in thousands
(*) Securities on loan included in investments	$10,671
(‡) Proceeds on securities sold short	$30,785
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$35,565
(a) Cash Collateral for Futures	$1,705
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 69

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$9,363
Dividends from affiliated Russell funds	34
Securities lending income	80
Total investment income	9,477

Expenses
Advisory fees	5,798
Administrative fees	345
Custodian fees	158
Distribution fees - Class A	4
Distribution fees - Class C	83
Transfer agent fees - Class A	3
Transfer agent fees - Class C	22
Transfer agent fees - Class E	5
Transfer agent fees - Class I	35
Transfer agent fees - Class S	138
Transfer agent fees - Class Y	27
Professional fees	53
Registration fees	83
Shareholder servicing fees - Class C	27
Shareholder servicing fees - Class E	7
Trustees’ fees	16
Printing fees	5
Dividends from securities sold short	675
Interest expense paid on securities sold short	573
Miscellaneous	42
Expenses before reductions	8,099
Expense reductions	(5)
Net expenses	8,094
Net investment income (loss)	1,383

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	101,898
Futures contracts	6,459
Securities sold short	(4,687)
Net realized gain (loss)	103,670
Net change in unrealized appreciation (depreciation) on:
Investments	(11,710)
Futures contracts	(431)
Securities sold short	996
Net change in unrealized appreciation (depreciation)	(11,145)
Net realized and unrealized gain (loss)	92,525
Net Increase (Decrease) in Net Assets from Operations	$93,908

See accompanying notes which are an integral part of the financial statements.

70 Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,383	$3,586
Net realized gain (loss)	103,670	75,319
Net change in unrealized appreciation (depreciation)	(11,145)	98,153
Net increase (decrease) in net assets from operations	93,908	177,058

Distributions
From net investment income
Class A	(—)**	(1)
Class C	—	—
Class E	—	(3)
Class I	(49)	(97)
Class S	(68)	(245)
Class Y	(1,381)	(3,494)
From net realized gain
Class A	(134)	—
Class C	(1,271)	—
Class E	(332)	—
Class I	(3,204)	—
Class S	(8,405)	—
Class Y	(65,604)	—
Net decrease in net assets from distributions	(80,448)	(3,840)

Share Transactions*
Net increase (decrease) in net assets from share transactions	8,793	(114,970)
Total Net Increase (Decrease) in Net Assets	22,253	58,248

Net Assets
Beginning of period	701,624	643,376
End of period	$723,877	$701,624
Undistributed (overdistributed) net investment income included in net assets	$(10)	$23

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 71

Russell Investment Company Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	69	$787	91	$1,021
Proceeds from reinvestment of distributions	12	134	—**	1
Payments for shares redeemed	(7)	(82)	(23)	(244)
Net increase (decrease)	74	839	68	778
Class C
Proceeds from shares sold	248	2,498	403	4,126
Proceeds from reinvestment of distributions	124	1,232	—	—
Payments for shares redeemed	(144)	(1,499)	(174)	(1,643)
Net increase (decrease)	228	2,231	229	2,483
Class E
Proceeds from shares sold	12	142	17	186
Proceeds from reinvestment of distributions	30	331	1	3
Payments for shares redeemed	(130)	(1,551)	(33)	(350)
Net increase (decrease)	(88)	(1,078)	(15)	(161)
Class I
Proceeds from shares sold	513	6,188	1,142	12,545
Proceeds from reinvestment of distributions	268	3,135	8	93
Payments for shares redeemed	(812)	(10,027)	(805)	(8,513)
Net increase (decrease)	(31)	(704)	345	4,125
Class S
Proceeds from shares sold	2,721	32,116	4,379	46,182
Proceeds from reinvestment of distributions	525	6,066	15	162
Payments for shares redeemed	(5,002)	(60,177)	(4,054)	(45,590)
Net increase (decrease)	(1,756)	(21,995)	340	754
Class Y
Proceeds from shares sold	10,707	129,603	1,394	14,718
Proceeds from reinvestment of distributions	5,742	66,985	329	3,494
Payments for shares redeemed	(13,632)	(167,088)	(12,651)	(141,161)
Net increase (decrease)	2,817	29,500	(10,928)	(122,949)
Total increase (decrease)	1,244	$8,793	(9,961)	$(114,970)

** Less than 500

See accompanying notes which are an integral part of the financial statements.

72 Russell U.S. Dynamic Equity Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	12.08	(.03)	1.53	1.50	—(f)	(1.46)
October 31, 2013	9.40	—(f)	2.71	2.71	(.03)	—
October 31, 2012(6)	9.20	.01	.20	.21	(.01)	—

Class C
October 31, 2014	10.90	(.10)	1.36	1.26	—	(1.46)
October 31, 2013	8.53	(.07)	2.44	2.37	—	—
October 31, 2012	7.56	(.06)	1.03	.97	—	—
October 31, 2011	6.97	(.07)	.66	.59	—	—
October 31, 2010	5.96	(.07)	1.08	1.01	—	—

Class E
October 31, 2014	12.10	(.02)	1.52	1.50	—	(1.46)
October 31, 2013	9.41	.01	2.69	2.70	(.01)	—
October 31, 2012	8.27	—(f)	1.14	1.14	—	—
October 31, 2011	7.58	(.02)	.71	.69	—	—
October 31, 2010	6.43	(.02)	1.17	1.15	—	—

Class I
October 31, 2014	12.60	.02	1.60	1.62	(.03)	(1.46)
October 31, 2013	9.79	.05	2.81	2.86	(.05)	—
October 31, 2012	8.56	.03	1.21	1.24	(.01)	—
October 31, 2011	7.83	.01	.72	.73	—	—
October 31, 2010	6.62	—(f)	1.22	1.22	(.01)	—

Class S
October 31, 2014	12.45	.01	1.57	1.58	(.02)	(1.46)
October 31, 2013	9.68	.04	2.76	2.80	(.03)	—
October 31, 2012	8.48	.03	1.17	1.20	—(f)	—
October 31, 2011	7.76	—(f)	.72	.72	—	—
October 31, 2010	6.56	(.01)	1.21	1.20	—(f)	—

Class Y
October 31, 2014	12.56	.03	1.59	1.62	(.03)	(1.46)
October 31, 2013	9.77	.06	2.80	2.86	(.07)	—
October 31, 2012(6)	9.56	.02	.21	.23	(.02)	—

See accompanying notes which are an integral part of the financial statements.

74 Russell U.S. Dynamic Equity Fund

				%	%		%
	$		$	Ratio of Expenses	Ratio of Expenses		Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average		Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,		to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)		Net Assets(d)(e)	Turnover Rate(b)

(1.46)	12.12	13.40	1,994	1.52	1.52		(.22)	146
(.03)	12.08	28.84	1,089	1.51	1.51	—	(i)	142
(.01)	9.40	2.30	206	1.36	1.35		.31	120

(1.46)	10.70	12.66	11,644	2.27	2.27		(.96)	146
—	10.90	27.90	9,380	2.26	2.26		(.68)	142
—	8.53	12.83	5,386	2.28	2.07		(.72)	120
—	7.56	8.18	5,335	2.29	2.05		(.97)	142
—	6.97	16.95	5,456	2.24	2.05		(1.08)	111

(1.46)	12.14	13.46	1,893	1.52	1.52		(.19)	146
(.01)	12.10	28.75	2,959	1.51	1.51		.10	142
—	9.41	13.78	2,443	1.55	1.32		(.01)	120
—	8.27	8.97	3,906	1.54	1.30		(.22)	142
—	7.58	17.88	5,795	1.49	1.30		(.34)	111

(1.49)	12.73	13.86	28,158	1.19	1.18		.14	146
(.05)	12.60	29.28	28,265	1.18	1.13		.41	142
(.01)	9.79	14.34	18,586	1.21	.94		.38	120
—	8.56	9.45	26,748	1.19	.92		.10	142
(.01)	7.83	18.44	46,926	1.16	.92		.05	111

(1.48)	12.55	13.68	50,903	1.27	1.27		.05	146
(.03)	12.45	29.04	72,332	1.26	1.26		.35	142
—(f)	9.68	14.20	52,928	1.26	1.07		.29	120
—	8.48	9.28	27,847	1.29	1.05		.02	142
—(f)	7.76	18.30	31,701	1.24	1.05		(.09)	111

(1.49)	12.69	13.99	629,285	1.07	1.07		.23	146
(.07)	12.56	29.34	587,599	1.06	1.06		.56	142
(.02)	9.77	2.36	563,827.91		.91		.80	120

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund 75

Russell Investment Company Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Strategic Equity Fund - Class A‡			Russell U.S. Strategic Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	8.10%		1 Year	15.05%
Inception*	16.04	%§	Inception*	19.47	%§

Russell U.S. Strategic Equity Fund - Class C			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	13.86%		1 Year	16.78%
Inception*	18.30	%§	Inception*	21.01	%§

Russell U.S. Strategic Equity Fund - Class E
	Total
	Return
1 Year	14.76%
Inception*	19.21	%§

76 Russell U.S. Strategic Equity Fund

Russell Investment Company Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Strategic Equity Fund (the “Fund”) employs With the continuation of the economic recovery, the Fund was a multi-manager approach whereby portions of the Fund underweight in most of the sectors that are traditionally considered are allocated to different money managers. Fund assets not to be “non-cyclical” and/or interest rate sensitive. However, allocated to money managers are managed by Russell Investment certain industries that tend to be viewed as “bond substitutes,” Management Company (“RIMCo”), the Fund’s advisor. RIMCo due to their income producing qualities, such as electric utilities may change the allocation of the Fund’s assets among money and real estate investment trusts (REITs), outperformed given managers at any time. An exemptive order from the Securities the decline in interest rates and this detracted from the Fund’s and Exchange Commission (“SEC”) permits RIMCo to engage benchmark-relative performance. or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the How did the investment strategies and techniques employed terms of the exemptive order, the Fund is required to notify its by the Fund and its money managers affect its benchmark-shareholders within 90 days of when a money manager begins relative performance? providing services. As of October 31, 2014, the Fund had nine Stock selection effects within the energy sector (an overweight to money managers. Peabody Energy Corporation) and within the health care sector (an overweight to Pfizer Inc.) detracted from the Fund’s benchmark-What is the Fund’s investment objective? relative returns for the fiscal year. The Fund’s overweight to the The Fund seeks to provide long term capital growth. health care sector and underweight to the consumer staples sector were beneficial. Factor exposures were mixed, as an overweight to

How did the Fund perform relative to its benchmark for the stocks with the lowest valuations (lowest price-to-book and price-fiscal year ended October 31, 2014? to-cash flow ratios) detracted, while an underweight to mid cap For the fiscal year ended October 31, 2014, the Fund’s Class A, stocks was rewarded.

Class C, Class E and Class S Shares gained 14.72%, 13.86%,

14.76% and 15.05%, respectively. This is compared to the Fund’s AJO, LP (“AJO”) outperformed the Russell 1000® Dynamic™ benchmark, the Russell 1000® Index, which gained 16.78% Index for the fiscal year. Factor exposures were rewarded, during the same period. The Fund’s performance includes specifically an overweight to stocks with rising earnings estimates operating expenses, whereas index returns are unmanaged and and an underweight to stocks with high financial leverage (high do not include expenses of any kind. debt-to-capital ratios). An underweight to the energy sector and an overweight to the health care sector were additive to benchmark-For the fiscal year ended October 31, 2014, the Morningstar® relative returns. Stock selection within the producer durables Large Blend, a group of funds that Morningstar considers to sector (overweights to Southwest Airlines Co. and Huntington have investment strategies similar to those of the Fund, gained Ingalls Industries, Inc.) was also beneficial to benchmark-relative 14.34%. This result serves as a peer comparison and is expressed returns. net of operating expenses.

     Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) RIMCo may assign a money manager a specific style or outperformed the Russell 1000® Value Index for the fiscal year. capitalization benchmark other than the Fund’s index. However, Factor exposures were rewarded, specifically a tilt toward stocks the Fund’s primary index remains the benchmark for the Fund with low earnings variability and away from mid cap stocks. and is representative of the aggregate of each money manager’s Barrow’s underweight to the technology sector and overweight to benchmark index. the producer durables sector detracted, although an overweight to How did the market conditions described in the Market the health care sector was beneficial. Stock selection within the Summary report affect the Fund’s performance? producer durables sector (overweights to Southwest Airlines Co. During the fiscal year, the U.S. large capitalization equity market and General Dynamics Corporation) was additive to benchmark-produced positive returns. Relevant Fund exposures included relative returns. tilts toward stocks with the lowest valuation ratios (lowest price- Columbus Circle Investors (“Columbus Circle”) underperformed to-book and price-to-cash flow ratios) and health care stocks, and the Russell 1000® Growth Index for the fiscal year. Factor away from mid cap stocks, growth stocks, and technology stocks. exposures were mixed, specifically a tilt toward high beta stocks Growth stocks outperformed value stocks for the fiscal year (stocks with high sensitivity to market movements) detracted, and technology stocks outperformed the Russell 1000® Index, although a tilt toward stocks with rising earnings estimates was detracting from the Fund’s benchmark-relative performance. beneficial. Sector exposures were also mixed, with an underweight However, the Fund’s tilts away from mid cap stocks and toward to technology detracting, while an overweight to health care was health care stocks were beneficial. rewarded. Stock selection within the energy sector (overweights

Russell U.S. Strategic Equity Fund 77

Russell Investment Company Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

to Pioneer Natural Resources Company and Noble Energy, Inc.)	selection within the energy sector (overweights to Peabody Energy
held back benchmark-relative performance.	Corporation and Arch Coal, Inc.) detracted.
Cornerstone Capital Management, LLC (“Cornerstone”)	Suffolk Capital Management, LLC (“Suffolk”) outperformed the
underperformed the Russell 1000® Growth Index for the fiscal	Russell 1000® Dynamic™ Index for the fiscal year. Factor tilts
year. Factor exposures were not rewarded, specifically overweights	away from mid cap stocks and stocks with above-benchmark
to mid cap stocks and high beta stocks. An overweight to the	financial leverage (higher debt-to-capital ratios) were additive to
consumer discretionary sector and an underweight to the health	benchmark-relative returns. Overweights to the technology and
care sector detracted, although an underweight to the utilities	health care sectors were beneficial. Stock selection within the
sector was beneficial. Stock selection within the technology sector	technology sector (overweights to Avago Technologies Limited and
(overweights to Rackspace Hosting, Inc. and underweight Apple,	Intel Corporation) was a significant driver of positive benchmark-
Inc.) and the energy sector (overweight to Cobalt International	relative performance.
Energy) significantly detracted from benchmark-relative	RIMCo manages the portion of the Fund’s assets that RIMCo
performance.	determines not to allocate to the money managers. Assets not
Institutional Capital LLC (“ICAP”) underperformed the Russell	allocated to managers include the Fund’s liquidity reserves and
1000® Value Index for the fiscal year. From a sector perspective,	assets which may be managed directly by RIMCo to modify the
an underweight to energy and an overweight to health care	Fund’s overall portfolio characteristics to seek to achieve the
contributed positively to benchmark-relative returns. Stock	desired risk/return profile for the Fund.
selection within the consumer discretionary sector (overweights to	In the beginning of April 2014, RIMCo implemented a RIMCo
Viacom, Inc. and Ford Motor Company) and within the technology	managed positioning strategy that pursues a full replication of
sector (underweight Intel Corporation) significantly detracted	the Russell Top 200® Value Index, which consists of the largest
from benchmark-relative performance.	Russell 1000® Value Index stocks. This strategy is designed
Jacobs Levy Equity Management, Inc (“Jacobs”) outperformed	to provide the Fund with ultra large cap value exposure with
the Russell 1000® Defensive™ Index for the fiscal year. A factor	moderate beta characteristics (beta is a measure of a portfolio’s
tilt toward stocks with high historical earnings growth rates was	volatility and its sensitivity to the direction of the market) and
rewarded. Jacob’s overweight to the technology and health care	since its implementation, has performed in-line with expectations.
sectors contributed positively to benchmark-relative returns.	During the period, RIMCo used index futures contracts to equitize
Stock selection within the health care sector (an overweight	the Fund’s and managers’ cash. RIMCo’s decision to equitize
to Forest Laboratories, Inc.) and within the technology sector	Fund and manager cash was beneficial to Fund performance for
(overweights to Apple, Inc. and Electronic Arts, Inc.) was additive	the year.
to benchmark-relative performance.
PanAgora Asset Management, Inc (“PanAgora”) underperformed	Describe any changes to the Fund’s structure or the money
the Russell 1000® Defensive™ Index for the fiscal year. Factor	manager line-up.
tilts toward stocks with above-benchmark financial leverage	There were no changes to the Fund’s money manager line up
(highest debt-to-capital ratios) and away from stocks with high	during the fiscal year.
historical earnings growth rates detracted. An overweight to the	In the beginning of April 2014, RIMCo introduced the positioning
health care sector was beneficial, while an underweight to the	strategy described above.
producer durables sector detracted. Stock selection within the	There were no other changes to the Fund’s structure during the
technology sector (overweights to Qualcomm Incorporated and	fiscal year.
Oracle Corporation) held back benchmark-relative returns.
Schneider Capital Management Corporation (“Schneider”)	Money Managers as of October 31,
underperformed the Russell 1000® Value Index for the fiscal	2014	Styles
year. Many of Schneider’s factor exposures were not rewarded,	AJO, LP	Dynamic
specifically overweights to mid cap stocks, stocks with low	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
	Columbus Circle Investors	Growth
valuations (low price-to-book and price-to-cash flow ratios),	Cornerstone Capital Management Inc.	Growth
and high beta stocks. An underweight to the technology sector	Institutional Capital LLC	Value
and an overweight to the energy sector detracted, although an	Jacobs Levy Equity Management, Inc.	Defensive
overweight to the financial services sector was beneficial. Stock	PanAgora Asset Management Inc.	Defensive
	Schneider Capital Management Corporation	Value
	Suffolk Capital Management, LLC	Dynamic

78 Russell U.S. Strategic Equity Fund

Russell Investment Company Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on August 6, 2012.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Strategic Equity Fund 79

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Russell U.S. Strategic Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,070.60	$1,019.81
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$5.58	$5.45

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,067.00	$1,016.03
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.48	$9.25
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.82%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,071.20	$1,019.81
	Expenses Paid During Period*	$5.59	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

80 Russell U.S. Strategic Equity Fund

Russell Investment Company Russell U.S. Strategic Equity Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,072.60	$1,021.07
Expenses Paid During Period*	$4.28	$4.18

* Expenses are equal to the Fund's annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Strategic Equity Fund 81

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Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 96.1%			PulteGroup, Inc.	422,591	8,110
Consumer Discretionary - 14.1%			Ralph Lauren Corp. Class A	33,417	5,508
Abercrombie & Fitch Co. Class A	78,100	2,615	Ross Stores, Inc.	23,068	1,862
Advance Auto Parts, Inc.	14,440	2,122	Royal Caribbean Cruises, Ltd.	115,783	7,870
Alibaba Group Holding, Ltd. - ADR(Æ)	45,086	4,446	Shutterfly, Inc.(Æ)	35,460	1,483
Amazon.com, Inc.(Æ)	29,984	9,159	Starbucks Corp.	246,045	18,591
Apollo Group, Inc. Class A(Æ)	39,200	1,123	Target Corp.	213,774	13,216
AutoZone, Inc.(Æ)	10,565	5,848	Taylor Morrison Home Corp. Class A(Æ)	42,000	724
Avis Budget Group, Inc.(Æ)	49,300	2,749	Tesla Motors, Inc.(Æ)	10,221	2,470
Belmond, Ltd. Class A(Æ)	16,218	186	Tiffany & Co.	30,700	2,951
Brinker International, Inc.	109,681	5,883	Time Warner Cable, Inc.	57,514	8,467
Cablevision Systems Corp. Class A	137,900	2,568	Time Warner, Inc.	245,295	19,494
Carnival Corp.	149,693	6,010	TJX Cos., Inc.	123,100	7,795
Carter's, Inc.	10,000	781	Toll Brothers, Inc.(Æ)	186,365	5,954
CBS Corp. Class B	195,227	10,585	Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	45,423	5,488
Chipotle Mexican Grill, Inc. Class A(Æ)	8,676	5,535	Under Armour, Inc. Class A(Æ)	62,212	4,080
Choice Hotels International, Inc.	40,101	2,145	Viacom, Inc. Class B	310,400	22,560
Columbia Sportswear Co.	21,731	838	Wal-Mart Stores, Inc.	379,044	28,910
Comcast Corp. Class A(Æ)	735,329	40,700	Walt Disney Co. (The)	236,248	21,588
Costco Wholesale Corp.	67,486	9,001	Whirlpool Corp.(Û)	44,793	7,707
Deckers Outdoor Corp.(Æ)	5,300	464			517,998
Diageo PLC - ADR	26,843	3,167
Dillard's, Inc. Class A	7,200	761	Consumer Staples - 5.3%
DIRECTV(Æ)(Û)	48,682	4,225	Altria Group, Inc.	193,893	9,373
Domino's Pizza, Inc.	34,741	3,085	Andersons, Inc. (The)	9,863	629
eBay, Inc.(Æ)	68,979	3,621	Archer-Daniels-Midland Co.	5,465	257
Estee Lauder Cos., Inc. (The) Class A	121,381	9,125	Casey's General Stores, Inc.	13,100	1,072
Expedia, Inc.	33,500	2,847	Coca-Cola Co. (The)	427,044	17,885
Foot Locker, Inc.	50,100	2,806	Colgate-Palmolive Co.	100,627	6,730
Ford Motor Co.	707,946	9,975	Constellation Brands, Inc. Class A(Æ)	41,037	3,757
GameStop Corp. Class A	16,200	693	CVS Health Corp.	35,273	3,027
Gap, Inc. (The)	238,978	9,055	Dr Pepper Snapple Group, Inc.	30,809	2,134
Garmin, Ltd.	62,700	3,479	Kellogg Co.	209	13
General Motors Co.	15,071	473	Kimberly-Clark Corp.	140,397	16,043
Home Depot, Inc.	252,132	24,588	Kroger Co. (The)(Û)	232,516	12,953
Hyatt Hotels Corp. Class A(Æ)	15,439	914	Lorillard, Inc.(Û)	32,300	1,986
Jarden Corp.(Æ)	99,636	6,485	Molson Coors Brewing Co. Class B	77,063	5,732
Johnson Controls, Inc.	349,257	16,502	Mondelez International, Inc. Class A	218,912	7,719
Kate Spade & Co.(Æ)	104,538	2,836	PepsiCo, Inc.	233,768	22,481
Kohl's Corp.	63,100	3,421	Philip Morris International, Inc.	511,998	45,573
L Brands, Inc.	48,300	3,483	Pilgrim's Pride Corp.(Æ)	23,900	679
Las Vegas Sands Corp.	139,845	8,707	Procter & Gamble Co. (The)	339,994	29,671
Lear Corp.(Û)	27,670	2,559	Reynolds American, Inc.	700	44
Leggett & Platt, Inc.	17,700	697	SABMiller PLC - ADR(Æ)	105,464	5,973
Lennar Corp. Class A	227,450	9,799	Sysco Corp.	3,382	130
Liberty Media Corp.(Æ)	185,700	8,901	Tyson Foods, Inc. Class A	30,900	1,247
Lowe's Cos., Inc.	105,863	6,055	Walgreen Co.	2,191	141
Macy's, Inc.(Û)	74,847	4,328			195,249
Marriott International, Inc. Class A	157,757	11,950
Mattel, Inc.	86,300	2,681	Energy - 8.3%
MercadoLibre, Inc.	38,310	5,216	Anadarko Petroleum Corp.	78,823	7,234
Meritage Homes Corp.(Æ)	8,120	299	Apache Corp.	3,570	276
Nike, Inc. Class B	205,067	19,065	Arch Coal, Inc.	1,182,364	2,554
NVR, Inc.(Æ)	2,382	2,924	Baker Hughes, Inc.(Û)	46,501	2,463
Office Depot, Inc.(Æ)	381,097	1,989	BP PLC - ADR	313,700	13,633
Omnicom Group, Inc.	16,050	1,153	Cameron International Corp.(Æ)	174,300	10,380
O'Reilly Automotive, Inc.(Æ)	30,270	5,324	Chesapeake Energy Corp.	325,055	7,210
Polaris Industries, Inc.(Û)	17,720	2,673	Chevron Corp.	251,599	30,179
Priceline Group, Inc. (The)(Æ)	3,773	4,551	Cobalt International Energy, Inc.(Æ)	221,075	2,589

See accompanying notes which are an integral part of the financial statements.
82 Russell U.S. Strategic Equity Fund

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Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
ConocoPhillips	357,639	25,804	Columbia Property Trust, Inc.(ö)	44,336	1,119
CONSOL Energy, Inc.	35,551	1,308	Comerica, Inc.	22,655	1,082
Continental Resources, Inc.(Æ)	46,024	2,594	Cullen/Frost Bankers, Inc.	88,443	7,147
CVR Energy, Inc.	45,610	2,216	Discover Financial Services(Û)	184,514	11,768
Devon Energy Corp.	159,214	9,553	East West Bancorp, Inc.	20,840	766
EOG Resources, Inc.	72,065	6,850	Equifax, Inc.	31,100	2,355
Exxon Mobil Corp.	463,719	44,846	Equity Residential(ö)	3,344	233
FMC Technologies, Inc.(Æ)	5,100	286	Erie Indemnity Co. Class A	7,734	656
Halliburton Co.(Û)	434,021	23,932	Everest Re Group, Ltd.	31,025	5,294
Hess Corp.	2,572	218	First American Financial Corp.	67,614	2,050
Kinder Morgan, Inc.	4,402	170	First Niagara Financial Group, Inc.	354,506	2,655
Marathon Oil Corp.	219,558	7,772	First Republic Bank	117,352	5,977
Marathon Petroleum Corp.	11,894	1,081	Fiserv, Inc.(Æ)	156,912	10,902
Nabors Industries, Ltd.	104,500	1,865	FleetCor Technologies, Inc.(Æ)	37,584	5,659
National Oilwell Varco, Inc.	93,024	6,757	FNF Group	50,984	1,521
Occidental Petroleum Corp.	408,201	36,301	FNFV Group(Æ)	92,814	1,247
Patterson-UTI Energy, Inc.	109,600	2,524	Franklin Resources, Inc.	12,401	690
PBF Energy, Inc. Class A	27,100	706	Genworth Financial, Inc. Class A(Æ)(Û)	145,700	2,038
Peabody Energy Corp.	501,515	5,231	Goldman Sachs Group, Inc. (The)	90,330	17,162
Phillips 66(Æ)	211,590	16,610	Hanover Insurance Group, Inc. (The)	45,591	3,052
Pioneer Natural Resources Co.	45,311	8,567	Hartford Financial Services Group, Inc.	307,660	12,177
Schlumberger, Ltd.	74,467	7,347	Hospitality Properties Trust(ö)	85,900	2,543
SM Energy Co.	22,960	1,293	Jones Lang LaSalle, Inc.	19,700	2,664
Spectra Energy Corp.	6,209	243	JPMorgan Chase & Co.	691,066	41,796
Superior Energy Services, Inc.	69,100	1,738	KeyCorp	52,224	689
Tesoro Corp.	39,200	2,799	Lincoln National Corp.	125,800	6,889
Valero Energy Corp.	41,259	2,067	Loews Corp.	300,200	13,089
Weatherford International PLC(Æ)	425,933	6,994	Marsh & McLennan Cos., Inc.	78,377	4,261
Whiting Petroleum Corp.(Æ)	40,993	2,510	MasterCard, Inc. Class A	198,423	16,618
WPX Energy, Inc.(Æ)	19,332	370	McGraw Hill Financial, Inc.(Û)	35,800	3,239
		307,070	MetLife, Inc.	8,793	477
			Moody's Corp.	17,500	1,736
Financial Services - 18.9%			Morgan Stanley	260,078	9,090
ACE, Ltd.	3,126	342	Morningstar, Inc.	684	47
Aflac, Inc.	84,075	5,022	Northern Trust Corp.	186,945	12,394
Allstate Corp. (The)(Û)	111,765	7,248	NorthStar Realty Finance Corp.(ö)	158,040	2,936
American Express Co.	206,900	18,611	PartnerRe, Ltd.	47,941	5,546
American International Group, Inc.(Û)	185,681	9,947	PNC Financial Services Group, Inc. (The)	548,735	47,405
Ameriprise Financial, Inc.	201,107	25,374	Progressive Corp. (The)	230,912	6,098
Aon PLC	72,500	6,235	Prudential Financial, Inc.	73,681	6,524
Arch Capital Group, Ltd.(Æ)	80,900	4,556	Public Storage(ö)	102	19
Aspen Insurance Holdings, Ltd.	197,423	8,614	Regions Financial Corp.	264,238	2,624
Assurant, Inc.(Û)	77,468	5,285	Reinsurance Group of America, Inc. Class A	120,230	10,129
Assured Guaranty, Ltd.	148,390	3,425	SEI Investments Co.	32,995	1,276
Axis Capital Holdings, Ltd.	27,490	1,323	Simon Property Group, Inc.(ö)	41,572	7,450
Bank of America Corp.	3,530,884	60,590	State Street Corp.	280,951	21,201
Bank of New York Mellon Corp. (The)	10,556	409	SunTrust Banks, Inc.	241,775	9,463
Barclays PLC - ADR	133,359	2,054	T Rowe Price Group, Inc.	35,000	2,873
BB&T Corp.	6,651	252	Thomson Reuters Corp.	3,289	122
Berkshire Hathaway, Inc. Class B(Æ)	126,047	17,667	Torchmark Corp.	47,276	2,504
BlackRock, Inc. Class A	729	249	Travelers Cos., Inc. (The)	3,217	324
Capital One Financial Corp.(Û)	176,991	14,650	Twenty-First Century Fox, Inc.(Æ)	4,636	160
CBOE Holdings, Inc.	23,700	1,397	Unum Group(Û)	67,600	2,262
CBRE Group, Inc. Class A(Æ)(Û)	79,300	2,538	US Bancorp	16,067	684
Charles Schwab Corp. (The)	8,689	249	Validus Holdings, Ltd.	63,400	2,522
Chubb Corp. (The)	45,463	4,517	Visa, Inc. Class A	144,794	34,958
Citigroup, Inc.	893,915	47,851	Voya Financial, Inc.	40,307	1,582
City National Corp.	14,350	1,129
CME Group, Inc. Class A	68,007	5,700

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Strategic Equity Fund 83

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Wells Fargo & Co.	1,161,446	61,661	Celanese Corp. Class A	27,700	1,627
		696,639	CF Industries Holdings, Inc.(Û)	9,900	2,574
			Commercial Metals Co.	32,400	560
Health Care - 15.0%			CRH PLC - ADR	367,000	8,224
Abbott Laboratories	14,069	613	Crown Holdings, Inc.(Æ)	56,937	2,729
Actavis PLC(Æ)	30,830	7,484	Dow Chemical Co. (The)	25,706	1,270
Aetna, Inc.	73,438	6,059	EI du Pont de Nemours & Co.	31,576	2,183
Alexion Pharmaceuticals, Inc.(Æ)	28,658	5,484	Fastenal Co.	188,068	8,283
Allergan, Inc.	25,340	4,816	Freeport-McMoRan, Inc.	9,615	274
AmerisourceBergen Corp. Class A	33,700	2,878	Huntsman Corp.(Û)	94,600	2,308
Amgen, Inc.	113,183	18,356	International Flavors & Fragrances, Inc.	44,700	4,432
Biogen Idec, Inc.(Æ)(Û)	51,436	16,515	Lennox International, Inc.	52,596	4,677
Bristol-Myers Squibb Co.	323,678	18,835	LyondellBasell Industries NV Class A(Û)	111,567	10,223
Brookdale Senior Living, Inc. Class A(Æ)	61,957	2,089	Minerals Technologies, Inc.	14,427	1,107
Cardinal Health, Inc.	359,801	28,237	Monsanto Co.	160,700	18,487
Catamaran Corp.(Æ)	277,981	13,251	Mosaic Co. (The)	155,500	6,890
Celgene Corp.(Æ)(Û)	87,389	9,359	Nucor Corp.	36,800	1,989
Cigna Corp.(Û)	41,281	4,110	Packaging Corp. of America	39,935	2,879
Clovis Oncology, Inc.(Æ)	107,499	6,413	PPG Industries, Inc.	103,252	21,031
Covidien PLC	211,924	19,590	Precision Castparts Corp.	61,876	13,656
Edwards Lifesciences Corp.(Æ)	14,300	1,729	Reliance Steel & Aluminum Co.	13,400	904
Eli Lilly & Co.	145,252	9,635	Rio Tinto PLC - ADR	86,100	4,130
Envision Healthcare Holdings, Inc.(Æ)	14,798	517	Sherwin-Williams Co. (The)	18,990	4,359
Express Scripts Holding Co.(Æ)(Û)	186,910	14,359	United States Steel Corp.	168,300	6,739
Gilead Sciences, Inc.(Æ)	196,701	22,031	Westlake Chemical Corp.	14,500	1,023
HCA Holdings, Inc.(Æ)	122,800	8,602			149,212
Henry Schein, Inc.(Æ)	18,250	2,191
Humana, Inc.(Û)	17,010	2,362	Producer Durables - 11.3%
Illumina, Inc.(Æ)	20,173	3,885	3M Co.	7,109	1,093
Intercept Pharmaceuticals, Inc.(Æ)	19,630	5,072	Accenture PLC Class A	96,900	7,861
Johnson & Johnson	555,195	59,839	Aegean Marine Petroleum Network, Inc.	82,700	699
McKesson Corp.(Û)	99,153	20,169	Alaska Air Group, Inc.	48,200	2,566
MEDNAX, Inc.(Æ)	23,377	1,459	Alliant Techsystems, Inc.(Û)	14,100	1,649
Medtronic, Inc.	281,459	19,184	American Airlines Group, Inc.	27,700	1,145
Merck & Co., Inc.	765,860	44,374	Boeing Co. (The)	200,955	25,101
Mylan, Inc.(Æ)	125,956	6,745	Canadian Pacific Railway, Ltd.	38,321	7,959
Myriad Genetics, Inc.(Æ)(Û)	34,920	1,379	Caterpillar, Inc.	4,623	469
Omnicare, Inc.	11,800	786	CoStar Group, Inc.(Æ)	31,910	5,140
Pfizer, Inc.	2,771,409	83,004	CSX Corp.	210,203	7,490
Pharmacyclics, Inc.(Æ)	55,807	7,292	Cummins, Inc.	19,930	2,913
St. Jude Medical, Inc.	134,412	8,625	Danaher Corp.	4,303	346
Stryker Corp.	1,257	110	Deere & Co.	2,627	225
Thermo Fisher Scientific, Inc.	63,802	7,501	Delphi Automotive PLC(Û)	138,916	9,582
United Therapeutics Corp.(Æ)(Û)	19,700	2,580	Delta Air Lines, Inc.	282,802	11,377
UnitedHealth Group, Inc.	236,447	22,465	Dover Corp.	120,185	9,548
Valeant Pharmaceuticals International, Inc.			Eaton Corp. PLC	4,413	302
(Æ)	171,443	22,809	Emerson Electric Co.	1,643	105
WellPoint, Inc.	2,589	328	FedEx Corp.	43,445	7,273
Zimmer Holdings, Inc.	78,757	8,761	General Dynamics Corp.	176,530	24,672
Zoetis, Inc. Class A	1	—	General Electric Co.	1,469,960	37,940
		551,882	Honeywell International, Inc.	349,850	33,628
			Huntington Ingalls Industries, Inc.(Û)	27,400	2,899
Materials and Processing - 4.1%			IDEX Corp.	33,017	2,473
Air Products & Chemicals, Inc.	1,965	265	Illinois Tool Works, Inc.	173,100	15,761
Alcoa, Inc.	451,820	7,573	Kirby Corp.(Æ)	34,418	3,806
AptarGroup, Inc.	9,700	604	Knight Transportation, Inc.	32,022	937
Ball Corp.	92,101	5,934	L-3 Communications Holdings, Inc.	44,000	5,344
Bombardier, Inc. Class B	471,678	1,555	Landstar System, Inc.	69,095	5,114
Brown-Forman Corp. Class B - ADR	7,800	723	Lexmark International, Inc. Class A	57,200	2,469

See accompanying notes which are an integral part of the financial statements.
84 Russell U.S. Strategic Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Lockheed Martin Corp.	60,196	11,472	Palo Alto Networks, Inc.(Æ)	45,900	4,852
Navistar International Corp.(Æ)	27,213	963	PTC, Inc.(Æ)	43,600	1,663
Norfolk Southern Corp.	135,559	14,998	QUALCOMM, Inc.	241,708	18,977
Northrop Grumman Corp.	11,807	1,629	Rackspace Hosting, Inc.(Æ)	287,173	11,016
Parker-Hannifin Corp.	19,330	2,455	Salesforce.com, Inc.(Æ)	302,035	19,327
Paychex, Inc.	84,200	3,952	ServiceNow, Inc.(Æ)	64,114	4,355
Raytheon Co.	285,063	29,612	Skyworks Solutions, Inc.	29,900	1,741
Rockwell Automation, Inc.	85,332	9,587	Splunk, Inc.(Æ)	61,858	4,088
Rockwell Collins, Inc.	16,100	1,355	Stratasys, Ltd.(Æ)	46,779	5,630
Snap-on, Inc.	23,024	3,042	Symantec Corp.	79,279	1,968
Southwest Airlines Co.(Û)	406,500	14,016	Synopsys, Inc.(Æ)	122,700	5,028
Stanley Black & Decker, Inc.	99,200	9,289	Syntel, Inc.(Æ)	9,700	840
Textron, Inc.	147,660	6,132	Tableau Software, Inc. Class A(Æ)	32,700	2,701
Toro Co. (The)	46,159	2,849	Texas Instruments, Inc.	338,681	16,819
Trimble Navigation, Ltd.(Æ)	179,593	4,824	VeriSign, Inc.(Æ)	46,700	2,791
Trinity Industries, Inc.	39,800	1,421	Vishay Intertechnology, Inc.	107,100	1,447
Union Pacific Corp.	228,819	26,646	Vodafone Group PLC - ADR	317,822	10,558
United Continental Holdings, Inc.(Æ)	175,388	9,262	Western Digital Corp.(Û)	79,584	7,829
United Rentals, Inc.(Æ)	64,097	7,055	Workday, Inc. Class A(Æ)	49,698	4,745
United Technologies Corp.	128,387	13,737	Yahoo!, Inc.(Æ)	155,805	7,175
Wabtec Corp.	52,932	4,568			575,012
Waste Management, Inc.	3,864	189
		416,939	Utilities - 3.5%
			AES Corp.(Û)	183,900	2,587
Technology - 15.6%			American Electric Power Co., Inc.	4,518	264
Adobe Systems, Inc.(Æ)	87,400	6,128	AT&T, Inc.	786,981	27,418
Altera Corp.	145,649	5,006	Calpine Corp.(Æ)	85,700	1,956
Apple, Inc.(Û)	755,759	81,622	CenturyLink, Inc.(Û)	157,549	6,535
Arrow Electronics, Inc.(Æ)	43,800	2,490	CMS Energy Corp.	97,012	3,169
ASML Holding NV Class G	87,150	8,687	Dominion Resources, Inc.	5,056	361
Autodesk, Inc.(Æ)	11,198	644	DTE Energy Co.	129,085	10,606
Avnet, Inc.	74,721	3,232	Duke Energy Corp.	6,634	545
Brocade Communications Systems, Inc.	179,500	1,926	Encana Corp.	346,250	6,451
Cisco Systems, Inc.	722,453	17,678	Entergy Corp.	126,100	10,595
Computer Sciences Corp.	40,800	2,464	Exelon Corp.	353,549	12,936
Corning, Inc.	9,302	190	FirstEnergy Corp.	21,295	795
Dolby Laboratories, Inc. Class A	11,882	498	NextEra Energy, Inc.	113,115	11,336
DST Systems, Inc.	1,737	167	PG&E Corp.	4,302	216
Electronic Arts, Inc.(Æ)	185,400	7,596	Southern Co.	8,252	383
EMC Corp.	581,330	16,702	Sprint Corp.(Æ)	6,743	40
Facebook, Inc. Class A(Æ)	289,937	21,742	T-Mobile US, Inc.(Æ)	2,458	72
Gartner, Inc.(Æ)	11,910	961	UGI Corp.	98,347	3,707
Google, Inc. Class C(Æ)	82,299	46,457	Verizon Communications, Inc.	590,986	29,697
Hewlett-Packard Co.	145,801	5,231			129,669
Ingram Micro, Inc. Class A(Æ)	90,200	2,421
Intel Corp.	1,246,857	42,406	Total Common Stocks
International Business Machines Corp.	113,734	18,698	(cost $3,024,149)		3,539,670
Intuit, Inc.	103,699	9,127
Jabil Circuit, Inc.	131,500	2,755	Investments in Other Funds - 0.1%
Lam Research Corp.(Û)	114,730	8,933	Financial Services - 0.1%
Lambda TD Software, Inc.(Æ)(Û)	100,600	1,796	iShares Russell 1000 Value ETF	25,836	2,640
Mentor Graphics Corp.	33,267	705	Total Investments in Other Funds
Micron Technology, Inc.(Æ)	387,322	12,816	(cost $2,493)		2,640
Microsoft Corp.	1,191,853	55,958
Motorola Solutions, Inc.	65,631	4,233	Short-Term Investments - 4.4%
NetApp, Inc.	247,250	10,582	Russell U.S. Cash Management Fund	163,585,853(8)	163,586
NXP Semiconductor NV(Æ)	78,200	5,369	Total Short-Term Investments
ON Semiconductor Corp.(Æ)	114,900	953	(cost $163,586)		163,586
Oracle Corp.	903,679	35,289

			See accompanying notes which are an integral part of the financial statements.
				Russell U.S. Strategic Equity Fund 85

Russell Investment Company Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)

	Principal	Fair
	Amount ($) or	Value
	Shares	$
Total Investments 100.6%
(identified cost $3,190,228)		3,705,896
Securities Sold Short - (0.9)%
Consumer Discretionary - (0.1)%
DreamWorks Animation SKG, Inc. Class
A(Æ)	(58,130)	(1,295)
HomeAway, Inc.(Æ)	(29,200)	(1,019)
Nu Skin Enterprises, Inc. Class A	(23,600)	(1,247)
		(3,561)
Energy - (0.3)%
Golar LNG, Ltd.(Æ)	(41,600)	(2,334)
Gulfport Energy Corp.(Æ)	(41,500)	(2,083)
Seadrill, Ltd.	(61,400)	(1,412)
SolarCity Corp.(Æ)	(42,700)	(2,527)
SunPower Corp. Class A(Æ)	(40,700)	(1,296)
		(9,652)
Financial Services - (0.2)%
Ocwen Financial Corp.(Æ)	(100,000)	(2,356)
Plum Creek Timber Co., Inc.(ö)	(63,300)	(2,596)
St. Joe Co. (The)(Æ)	(102,200)	(1,957)
		(6,909)
Health Care - (0.1)%
Brookdale Senior Living, Inc. Class A(Æ)	(73,800)	(2,488)

Materials and Processing – (0.0)%
Tahoe Resources, Inc.(Æ)	(52,000)	(903)
Vulcan Materials Co.	(13,600)	(839)
		(1,742)
Producer Durables - (0.0)%
Colfax Corp.(Æ)	(33,500)	(1,822)

Technology - (0.2)%
Advanced Micro Devices, Inc.(Æ)	(793,400)	(2,221)
NetSuite, Inc.(Æ)	(3,100)	(337)
Stratasys, Ltd.(Æ)	(5,200)	(626)
SunEdison, Inc.(Æ)	(29,900)	(583)
Zynga, Inc. Class A(Æ)	(791,690)	(2,019)
		(5,786)
Utilities - (0.0)%
US Cellular Corp.(Æ)	(10,100)	(368)

Total Securities Sold Short
(proceeds $32,957)		(32,328)

Other Assets and Liabilities, Net
- 0.3%		11,711
Net Assets - 100.0%		3,685,279

See accompanying notes which are an integral part of the financial statements.

86 Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures		155	USD	17,338	12/14	300
S&P 500 E-Mini Index Futures		1,520	USD	152,867	12/14	2,702
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						3,002

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$517,998	$—		$—	$517,998	14.1
Consumer Staples	195,249	—		—	195,249	5.3
Energy	307,070	—		—	307,070	8.3
Financial Services	696,639	—		—	696,639	18.9
Health Care	551,882	—		—	551,882	15.0
Materials and Processing	149,212	—		—	149,212	4.1
Producer Durables	416,939	—		—	416,939	11.3
Technology	575,012	—		—	575,012	15.6
Utilities	129,669	—		—	129,669	3.5
Investments in Other Funds	2,640	—		—	2,640	0.1
Short-Term Investments	—	163,586		—	163,586	4.4
Total Investments	3,542,310	163,586		—	3,705,896	100.6
Securities Sold Short*	(32,328)	—		—	(32,328)	(0.9)
Other Assets and Liabilities, Net						0.3
						100.0
Other Financial Instruments
Futures Contracts	3,002	—		—	3,002	0.1
Total Other Financial Instruments**	$3,002	$—		$—	$3,002

*	Refer to Schedule of Investments for detailed sector breakout.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 87

Russell Investment Company
Russell U.S. Strategic Equity Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$3,002

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$25,170

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,473)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

88 Russell U.S. Strategic Equity Fund

Russell Investment Company Russell U.S. Strategic Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,936	$	— $	1,936
Total	$1,936	$	— $	1,936

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Merrill Lynch	$1,936	$—	$ —	$ 1,936
Total	$1,936	$—	$ —	$ 1,936

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 89

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$3,190,228
Investments, at fair value(>)	3,705,896
Cash	85
Cash (restricted)(a)	8,091
Receivables:
Dividends and interest	2,602
Dividends from affiliated Russell funds	13
Investments sold	20,723
Fund shares sold	6,324
Variation margin on futures contracts	1,936
Prepaid expenses	5
Total assets	3,745,675

Liabilities
Payables:
Investments purchased	22,894
Fund shares redeemed	2,656
Accrued fees to affiliates	2,289
Other accrued expenses	229
Securities sold short, at fair value(‡)	32,328
Total liabilities	60,396

Net Assets	$3,685,279

See accompanying notes which are an integral part of the financial statements.

90 Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,199
Accumulated net realized gain (loss)	300,200
Unrealized appreciation (depreciation) on:
Investments	515,668
Futures contracts	3,002
Securities sold short	629
Shares of beneficial interest	2,742
Additional paid-in capital	2,861,839
Net Assets	$3,685,279
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.42
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.24
Class A — Net assets	$4,826,058
Class A — Shares outstanding ($.01 par value)	359,508
Net asset value per share: Class C(#)	$13.39
Class C — Net assets	$16,787,247
Class C — Shares outstanding ($.01 par value)	1,253,382
Net asset value per share: Class E(#)	$13.44
Class E — Net assets	$97,618,309
Class E — Shares outstanding ($.01 par value)	7,262,823
Net asset value per share: Class S(#)	$13.44
Class S — Net assets	$ 3,566,047,210
Class S — Shares outstanding ($.01 par value)	265,278,968
Amounts in thousands
(‡) Proceeds on securities sold short	$32,957
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$163,586
(a) Cash Collateral for Futures	$8,091
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 91

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$65,712
Dividends from affiliated Russell funds	148
Total investment income	65,860

Expenses
Advisory fees	25,305
Administrative fees	1,607
Custodian fees	459
Distribution fees - Class A	10
Distribution fees - Class C	105
Transfer agent fees - Class A	8
Transfer agent fees - Class C	28
Transfer agent fees - Class E	197
Transfer agent fees - Class S	6,515
Professional fees	104
Registration fees	122
Shareholder servicing fees - Class C	35
Shareholder servicing fees - Class E	246
Trustees’ fees	82
Printing fees	153
Dividends from securities sold short	615
Interest expense paid on securities sold short	647
Miscellaneous	159
Expenses before reductions	36,397
Expense reductions	(8,340)
Net expenses	28,057
Net investment income (loss)	37,803

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	299,199
Futures contracts	25,170
Securities sold short	(3,165)
Foreign currency-related transactions	(1)
Net realized gain (loss)	321,203
Net change in unrealized appreciation (depreciation) on:
Investments	113,529
Futures contracts	(1,473)
Securities sold short	546
Net change in unrealized appreciation (depreciation)	112,602
Net realized and unrealized gain (loss)	433,805
Net Increase (Decrease) in Net Assets from Operations	$471,608

See accompanying notes which are an integral part of the financial statements.

92 Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,803	$28,484
Net realized gain (loss)	321,203	211,594
Net change in unrealized appreciation (depreciation)	112,602	394,834
Net increase (decrease) in net assets from operations	471,608	634,912

Distributions
From net investment income
Class A	(38)	(12)
Class C	(30)	(14)
Class E	(855)	(681)
Class S	(36,992)	(27,735)
From net realized gain
Class A	(255)	(1)
Class C	(786)	(11)
Class E	(6,859)	(190)
Class S	(224,840)	(5,721)
Net decrease in net assets from distributions	(270,655)	(34,365)

Share Transactions*
Net increase (decrease) in net assets from share transactions	404,716	333,482
Total Net Increase (Decrease) in Net Assets	605,669	934,029

Net Assets
Beginning of period	3,079,610	2,145,581
End of period	$3,685,279	$3,079,610
Undistributed (overdistributed) net investment income included in net assets	$1,199	$1,304

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 93

Russell Investment Company Russell U.S. Strategic Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	181	$2,297	246	$2,884
Proceeds from reinvestment of distributions	24	291	1	14
Payments for shares redeemed	(107)	(1,365)	(48)	(549)
Net increase (decrease)	98	1,223	199	2,349
Class C
Proceeds from shares sold	563	7,081	581	6,583
Proceeds from reinvestment of distributions	67	815	2	25
Payments for shares redeemed	(159)	(2,023)	(144)	(1,662)
Net increase (decrease)	471	5,873	439	4,946
Class E
Proceeds from shares sold	1,343	16,957	1,933	22,115
Proceeds from reinvestment of distributions	602	7,419	78	849
Payments for shares redeemed	(1,811)	(23,446)	(1,699)	(19,754)
Net increase (decrease)	134	930	312	3,210
Class S
Proceeds from shares sold	68,530	872,109	73,197	832,119
Proceeds from reinvestment of distributions	21,116	260,569	3,018	33,361
Payments for shares redeemed	(57,926)	(735,988)	(47,186)	(542,503)
Net increase (decrease)	31,720	396,690	29,029	322,977
Total increase (decrease)	32,423	$404,716	29,979	$333,482

See accompanying notes which are an integral part of the financial statements.

94 Russell U.S. Strategic Equity Fund

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Russell Investment Company

Russell U.S. Strategic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$		$	$	$	$	$
	Net Asset Value,		Net	Net Realized	Total from	Distributions	Distributions
	Beginning of		Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)		Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	12.73		.11	1.66	1.77	(.12)	(.96)
October 31, 2013	10.13		.08	2.65	2.73	(.10)	(.03)
October 31, 2012(5)	10.00		.01	.13	.14	(.01)	—

Class C
October 31, 2014	12.71		.02	1.65	1.67	(.03)	(.96)
October 31, 2013	10.12	—	(f)	2.65	2.65	(.03)	(.03)
October 31, 2012(5)	10.00	—	(f)	.13	.13	(.01)	—

Class E
October 31, 2014	12.74		.11	1.66	1.77	(.11)	(.96)
October 31, 2013	10.13		.10	2.63	2.73	(.09)	(.03)
October 31, 2012(5)	10.00		.01	.14	.15	(.02)	—

Class S
October 31, 2014	12.74		.14	1.67	1.81	(.15)	(.96)
October 31, 2013	10.13		.13	2.63	2.76	(.12)	(.03)
October 31, 2012(5)	10.00		.02	.13	.15	(.02)	—

See accompanying notes which are an integral part of the financial statements.

96 Russell U.S. Strategic Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)

(1.08)	13.42	14.72	4,826	1.32	1.07	.86	85
(.13)	12.73	27.15	3,327	1.31	1.13	.73	125
(.01)	10.13	1.44	633	1.36	1.12	.57	15

(.99)	13.39	13.86	16,787	2.07	1.82	.12	85
(.06)	12.71	26.27	9,948	2.07	1.88	.03	125
(.01)	10.12	1.28	3,479	2.12	1.87	(.19)	15

(1.07)	13.44	14.76	97,618	1.32	1.07	.90	85
(.12)	12.74	27.19	90,808	1.31	1.13	.86	125
(.02)	10.13	1.46	69,066	1.37	1.12	.41	15

(1.11)	13.44	15.05	3,566,048	1.07	.82	1.13	85
(.15)	12.74	27.51	2,975,527	1.06	.88	1.10	125
(.02)	10.13	1.46	2,072,403	1.11	.87	.96	15

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund 97

Russell Investment Company Select U.S. Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Select U.S. Equity Fund - Class Y		Russell 1000® Index**
	Total		Total
	Return		Return
Inception*	4.34%	Inception*	4.81%

98 Select U.S. Equity Fund

Russell Investment Company
Select U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

With the continuation of the economic recovery, the Fund was underweight in most of the sectors that are traditionally considered

What is the Fund’s investment objective? to be “non-cyclical” and/or interest rate sensitive. However, The Select U.S. Equity Fund (the “Fund”) seeks to provide long certain industries that tend to be viewed as “bond substitutes,” term capital growth. due to their income producing qualities, such as electric utilities, How did the Fund perform relative to its benchmark for the outperformed and this detracted from the Fund’s benchmark-fiscal year ended October 31, 2014? relative performance.

For the period of July 31, 2014 (inception of the Fund) through How did the investment strategies and techniques employed October 31, 2014, the Fund’s Class Y Shares gained 4.34%. by the Fund and its money managers affect its benchmark-This is compared to the Fund’s benchmark, the Russell 1000® relative performance?

Index, which gained 4.81% during the same period. The Fund’s

     The Fund’s factor exposures were not rewarded, and specifically performance includes operating expenses, whereas index returns an overweight to stocks with lower than benchmark valuation are unmanaged and do not include expenses of any kind. ratios (lower price-to-earnings, price-to-book, and price-to-cash For the period from July 31, 2014 (inception of the Fund) to flow ratios) detracted. The Fund’s overweight to the energy sector October 31, 2014, the Morningstar® Large Blend, a group of funds and underweights to the electric utilities and biotechnology that Morningstar considers to have investment strategies similar industries were not beneficial, although an overweight to the to those of the Fund, gained 3.64%. These results serve as peer insurance: property and casualty industry was rewarded. comparisons and are expressed net of operating expenses.

     During the period, RIMCo used index futures contracts to equitize How did the market conditions described in the Market the Fund’s cash. The decision to equitize cash was beneficial to

Summary report affect the Fund’s performance? Fund performance.

The Fund was launched on July 31, 2014. Over the three month Describe any changes to the Fund’s structure or the money period since the Fund’s inception, the U.S. large capitalization manager line-up. equity market produced positive returns. Relevant Fund exposures There were no changes to the Fund’s structure since its launch. included tilts toward stocks with lower than benchmark valuation ratios (lower price-to-earnings, price-to-book, and price-to-cash The views expressed in this report reflect those of the portfolio flow ratios) and energy stocks, and away from biotechnology managers only through the end of the period covered by stocks. Growth stocks outperformed value stocks for the relevant the report. These views do not necessarily represent the portion of the fiscal year and health care stocks outperformed the views of RIMCo, or any other person in RIMCo or any other Russell 1000® Index, detracting from the Fund’s benchmark- affiliated organization. These views are subject to change relative performance. The overweight to the energy sector and at any time based upon market conditions or other events, the underweight to the biotechnology industry detracted. An and RIMCo disclaims any responsibility to update the views overweight to the insurance: property and casualty industry was contained herein. These views should not be relied on as beneficial as it outperformed the Russell 1000® Index for the investment advice and, because investment decisions for relevant period. a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on July 31, 2014.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Select U.S. Equity Fund 99

Russell Investment Company Select U.S. Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; and other Fund expenses. The Example is			Hypothetical
intended to help you understand your ongoing costs (in dollars)			Performance (5%
of investing in the Fund and to compare these costs with the		Actual	return before
ongoing costs of investing in other mutual funds. The Example	Class Y	Performance	expenses)
Beginning Account Value
is based on an investment of $1,000 invested at the beginning of	August 1, 2014	$1,000.00	$1,000.00
the period and held for the entire period indicated, which for this	Ending Account Value
Fund is from August 1, 2014 to October 31, 2014.	October 31, 2014	$1,043.40	$1,023.44
	Expenses Paid During Period*	$0.90	$1.79
Actual Expenses
The information in the table under the heading “Actual	* Expenses are equal to the Fund's annualized expense ratio of 0.35%
(representing the 92-day period annualized), multiplied by the average
Performance” provides information about actual account values	account value over the period, multiplied by 92/365 (to reflect the period since
and actual expenses. You may use the information in this column,	commencement of operations). May reflect amounts waived and/or reimbursed.
together with the amount you invested, to estimate the expenses	Without any waivers and/or reimbursements, expenses would have been higher.
that you paid over the period. Simply divide your account value by	Hypothetical expenses are equal to the Fund’s annualized expense ratio of
0.35% (representing the six-month period annualized), multiplied by the
$1,000 (for example, an $8,600 account value divided by $1,000	average account value over the period, multiplied by 184/365 (to reflect the
= 8.6), then multiply the result by the number in the first column	one-half year period).
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

100 Select U.S. Equity Fund

Russell Investment Company

Select U.S. Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$			Shares	$
Common Stocks - 96.5%				Fortune Brands Home & Security, Inc.	837	36
Consumer Discretionary - 13.3%				Fossil Group, Inc.(Æ)	94	10
Aaron's, Inc. Class A	378		9	GameStop Corp. Class A	938	40
Abercrombie & Fitch Co. Class A	750		25	Gannett Co., Inc.	1,757	55
Advance Auto Parts, Inc.	608		89	Gap, Inc. (The)	901	34
Amazon.com, Inc.(Æ)	1,791		547	Garmin, Ltd.	1,217	68
AMC Networks, Inc. Class A(Æ)	121		7	General Motors Co.	13,740	431
Amerco, Inc.	54		15	Gentex Corp.	513	17
Apollo Group, Inc. Class A(Æ)	1,317		38	Genuine Parts Co.	1,321	128
Ascena Retail Group, Inc.(Æ)	754		9	Goodyear Tire & Rubber Co. (The)	1,931	47
AutoNation, Inc.(Æ)	681		39	Graham Holdings Co. Class B	67	53
AutoZone, Inc.(Æ)	301		167	H&R Block, Inc.	1,006	33
Avis Budget Group, Inc.(Æ)	748		42	Hanesbrands, Inc.	645	68
Avon Products, Inc.	1,327		14	Harley-Davidson, Inc.	1,147	75
Bally Technologies, Inc.(Æ)	80		6	Harman International Industries, Inc.	481	52
Bed Bath & Beyond, Inc.(Æ)	2,090		141	Hasbro, Inc.	696	40
Best Buy Co., Inc.	1,952		67	Hertz Global Holdings, Inc.(Æ)	1,414	31
Big Lots, Inc.	738		34	Hilton Worldwide Holdings, Inc.(Æ)	798	20
BorgWarner, Inc.	2,423		138	Home Depot, Inc.	8,054	785
Brinker International, Inc.	475		26	HomeAway, Inc.(Æ)	202	7
Burger King Worldwide, Inc.	1,074		35	Hyatt Hotels Corp. Class A(Æ)	546	32
Cabela's, Inc.(Æ)	614		30	International Game Technology	2,212	36
Cablevision Systems Corp. Class A	396		7	Interpublic Group of Cos., Inc. (The)	2,955	57
CarMax, Inc.(Æ)	1,104		62	Jarden Corp.(Æ)	619	40
Carnival Corp.	4,112		165	JC Penney Co., Inc.(Æ)	2,990	23
Carter's, Inc.	108		8	John Wiley & Sons, Inc. Class A(Æ)	723	42
CBS Corp. Class B	2,700		146	Johnson Controls, Inc.	6,126	289
CBS Outdoor Americas, Inc.(ö)	447		14	KAR Auction Services, Inc.	1,157	35
Charter Communications, Inc. Class A(Æ)	254		40	Kate Spade & Co.(Æ)	1,076	29
Chico's FAS, Inc.	761		12	Kohl's Corp.	2,051	111
Chipotle Mexican Grill, Inc. Class A(Æ)	193		123	L Brands, Inc.	1,187	86
Choice Hotels International, Inc.	256		14	Lamar Advertising Co. Class A	162	8
Cinemark Holdings, Inc.	277		10	Las Vegas Sands Corp.	2,653	165
Coach, Inc.	1,090		38	Lear Corp.	1,063	98
Comcast Corp. Class A(Æ)	16,065		889	Leggett & Platt, Inc.	1,174	46
Costco Wholesale Corp.	2,928		391	Lennar Corp. Class A	1,032	44
CST Brands, Inc.	169		6	Liberty Media Corp.(Æ)	3,508	122
Darden Restaurants, Inc.	972		50	Liberty Media Corp. Class A(Æ)	790	38
Deckers Outdoor Corp.(Æ)	398		35	Liberty TripAdvisor Holdings, Inc. Class
DeVry Education Group, Inc.	875		42	A(Æ)	396	13
Dick's Sporting Goods, Inc.	817		37	Liberty Ventures Class A(Æ)	1,094	38
Dillard's, Inc. Class A	319		34	Lions Gate Entertainment Corp.	164	5
DIRECTV(Æ)	3,978		345	Live Nation Entertainment, Inc.(Æ)	1,534	40
Discovery Communications, Inc. Class A(Æ)	1,022		36	LKQ Corp.(Æ)	1,216	35
Discovery Communications, Inc. Class C(Æ)	1,024		36	Lowe's Cos., Inc.	5,337	305
DISH Network Corp. Class A(Æ)	1,369		87	Macy's, Inc.	2,143	124
Dollar General Corp.(Æ)	2,094		131	Madison Square Garden Co. (The) Class A(Æ)	236	18
Dollar Tree, Inc.(Æ)	1,418		86	Marriott International, Inc. Class A	1,863	141
Domino's Pizza, Inc.	178		16	Mattel, Inc.	2,699	84
DR Horton, Inc.	2,257		51	McDonald's Corp.	5,638	528
DreamWorks Animation, Inc. Class A(Æ)	556		12	MGM Resorts International(Æ)	4,106	95
DSW, Inc. Class A	429		13	Michael Kors Holdings, Ltd.(Æ)	1,328	104
Dunkin' Brands Group, Inc.	218		10	Mohawk Industries, Inc.(Æ)	317	45
eBay, Inc.(Æ)	6,141		322	Murphy USA, Inc.(Æ)	136	8
Estee Lauder Cos., Inc. (The) Class A	1,539		116	Netflix, Inc.(Æ)	318	125
Expedia, Inc.	202		17	Newell Rubbermaid, Inc.	1,100	37
Family Dollar Stores, Inc.	738		58	News Corp. Class A(Æ)	4,574	71
Foot Locker, Inc.	2,105		118	Nielsen	2,085	89
Ford Motor Co.	32,938		464	Nike, Inc. Class B	4,554	423

				See accompanying notes which are an integral part of the financial statements.
					Select U.S. Equity Fund 101

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Nordstrom, Inc.	491	36	Yum! Brands, Inc.	2,752	198
Norwegian Cruise Line Holdings, Ltd.(Æ)	331	13			18,780
Nu Skin Enterprises, Inc. Class A	126	7
NVR, Inc.(Æ)	35	43	Consumer Staples - 7.2%
Omnicom Group, Inc.	1,631	117	Altria Group, Inc.	9,265	448
O'Reilly Automotive, Inc.(Æ)	1,186	209	Archer-Daniels-Midland Co.	7,717	363
Pandora Media, Inc.(Æ)	411	8	Bunge, Ltd.	1,190	105
Panera Bread Co. Class A(Æ)	57	9	Campbell Soup Co.	782	34
Penske Automotive Group, Inc.	721	33	Church & Dwight Co., Inc.	850	61
PetSmart, Inc.	740	54	Clorox Co. (The)	797	79
Polaris Industries, Inc.	204	31	Coca-Cola Co. (The)	17,937	751
Priceline Group, Inc. (The)(Æ)	363	438	Coca-Cola Enterprises, Inc.	1,779	77
PulteGroup, Inc.	2,775	53	Colgate-Palmolive Co.	4,683	313
PVH Corp.	297	34	ConAgra Foods, Inc.	4,139	142
Ralph Lauren Corp. Class A	396	65	Constellation Brands, Inc. Class A(Æ)	1,022	93
Regal Entertainment Group Class A	358	8	CVS Health Corp.	10,053	863
Ross Stores, Inc.	1,615	130	Dr Pepper Snapple Group, Inc.	2,095	145
Royal Caribbean Cruises, Ltd.	2,192	149	Energizer Holdings, Inc.	300	37
Sally Beauty Holdings, Inc.(Æ)	399	12	General Mills, Inc.	3,174	165
Scripps Networks Interactive, Inc. Class A	496	38	Hain Celestial Group, Inc. (The)(Æ)	249	27
SeaWorld Entertainment, Inc.	137	3	Herbalife, Ltd.	475	25
Service Corp. International	663	15	Hershey Co. (The)	1,034	99
Signet Jewelers, Ltd.	624	75	Hormel Foods Corp.	1,999	108
Sirius XM Holdings, Inc.(Æ)	5,482	19	Ingredion, Inc.	550	42
Six Flags Entertainment Corp.	148	6	JM Smucker Co. (The)	1,082	112
Staples, Inc.	6,247	79	Kellogg Co.	1,597	102
Starbucks Corp.	4,322	327	Keurig Green Mountain, Inc.	738	112
Starwood Hotels & Resorts Worldwide, Inc.	814	62	Kimberly-Clark Corp.	2,080	238
Starz(Æ)	1,456	45	Kraft Foods Group, Inc.(Æ)	2,655	150
Target Corp.	6,296	389	Kroger Co. (The)	2,962	165
Taylor Morrison Home Corp. Class A(Æ)	335	6	Lorillard, Inc.	2,680	165
Tempur Sealy International, Inc.(Æ)	122	6	McCormick & Co., Inc.	889	63
Tesla Motors, Inc.(Æ)	586	142	Mead Johnson Nutrition Co. Class A	762	76
Thor Industries, Inc.	290	15	Molson Coors Brewing Co. Class B	2,056	153
Tiffany & Co.	962	93	Mondelez International, Inc. Class A	16,304	575
Time Warner Cable, Inc.	1,712	252	Monster Beverage Corp.(Æ)	433	44
Time Warner, Inc.	8,410	668	PepsiCo, Inc.	6,755	650
TJX Cos., Inc.	4,605	292	Philip Morris International, Inc.	8,925	794
Toll Brothers, Inc.(Æ)	1,110	35	Pilgrim's Pride Corp.(Æ)	458	13
Tractor Supply Co.	651	48	Pinnacle Foods, Inc.	521	18
TripAdvisor, Inc.(Æ)	644	57	Procter & Gamble Co. (The)	19,501	1,702
TRW Automotive Holdings Corp.(Æ)	1,375	139	Reynolds American, Inc.	2,791	176
Tupperware Brands Corp.	117	7	Rite Aid Corp.(Æ)	7,660	40
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	150	18	Safeway, Inc.	2,940	102
Under Armour, Inc. Class A(Æ)	1,195	78	Spectrum Brands Holdings, Inc.	108	10
Urban Outfitters, Inc.(Æ)	887	27	Sysco Corp.	4,076	157
VF Corp.	2,804	190	Tyson Foods, Inc. Class A	3,310	134
Viacom, Inc. Class B	2,594	189	Walgreen Co.	6,162	396
Visteon Corp.(Æ)	687	65	WhiteWave Foods Co. (The) Class A(Æ)	875	33
WABCO Holdings, Inc.(Æ)	462	45	Whole Foods Market, Inc.	1,257	49
Wal-Mart Stores, Inc.	14,042	1,071			10,206
Walt Disney Co. (The)	12,547	1,147
Wendy's Co. (The)	3,468	28	Energy - 9.8%
Whirlpool Corp.	621	107	Anadarko Petroleum Corp.	3,310	304
Williams-Sonoma, Inc.	189	12	Apache Corp.	3,324	257
Wyndham Worldwide Corp.	437	34	Athlon Energy, Inc.(Æ)	564	33
Wynn Resorts, Ltd.	664	126	Atwood Oceanics, Inc.	288	12
			Baker Hughes, Inc.	4,908	260
			Cabot Oil & Gas Corp.	969	30

See accompanying notes which are an integral part of the financial statements.

102 Select U.S. Equity Fund

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Cameron International Corp.(Æ)	598	36	Southwestern Energy Co.(Æ)	1,838	60
Cheniere Energy, Inc.(Æ)	1,398	105	Spectra Energy Corp.	5,181	203
Chesapeake Energy Corp.	5,711	127	SunPower Corp. Class A(Æ)	316	10
Chevron Corp.	15,809	1,896	Superior Energy Services, Inc.	1,493	37
Cimarex Energy Co.	788	90	Targa Resources Corp.	254	33
Cobalt International Energy, Inc.(Æ)	511	6	Tesoro Corp.	776	55
Concho Resources, Inc.(Æ)	718	78	Ultra Petroleum Corp.(Æ)	1,397	32
ConocoPhillips	11,346	819	Unit Corp.(Æ)	599	29
CONSOL Energy, Inc.	2,915	107	Valero Energy Corp.	6,593	330
Continental Resources, Inc.(Æ)	544	31	Whiting Petroleum Corp.(Æ)	937	57
CVR Energy, Inc.	126	6	Williams Cos., Inc. (The)	4,383	243
Denbury Resources, Inc.	2,568	32	World Fuel Services Corp.	395	16
Devon Energy Corp.	4,454	267	WPX Energy, Inc.(Æ)	1,478	28
Diamond Offshore Drilling, Inc.	309	12			13,849
Dresser-Rand Group, Inc.(Æ)	153	12
Dril-Quip, Inc.(Æ)	92	8	Financial Services - 18.8%
EOG Resources, Inc.	3,301	314	ACE, Ltd.	3,341	365
EP Energy Corp. Class A(Æ)	289	4	Affiliated Managers Group, Inc.(Æ)	62	12
EQT Corp.	1,125	106	Aflac, Inc.	4,097	245
Exxon Mobil Corp.	36,018	3,483	Alexandria Real Estate Equities, Inc.(ö)	143	12
First Solar, Inc.(Æ)	689	41	Alleghany Corp.(Æ)	142	63
FMC Technologies, Inc.(Æ)	563	31	Alliance Data Systems Corp.(Æ)	215	61
Golar LNG, Ltd.(Æ)	480	27	Allied World Assurance Co. Holdings AG	2,083	79
Gulfport Energy Corp.(Æ)	406	20	Allstate Corp. (The)	4,368	283
Halliburton Co.	5,825	321	Ally Financial, Inc.(Æ)	363	8
Helmerich & Payne, Inc.	933	81	American Campus Communities, Inc.(ö)	229	9
Hess Corp.	3,625	307	American Capital Agency Corp.(ö)	2,031	46
HollyFrontier Corp.	1,624	74	American Express Co.	3,248	292
Hubbell, Inc. Class B(Æ)	532	60	American Financial Group, Inc.	1,160	69
Kinder Morgan, Inc.	3,949	153	American Homes 4 Rent Class A(ö)	297	5
Laredo Petroleum, Inc.(Æ)	369	7	American International Group, Inc.	10,939	586
Marathon Oil Corp.	6,718	238	American National Insurance Co.	66	8
Marathon Petroleum Corp.	1,708	155	American Realty Capital Properties, Inc.(ö)	2,538	23
Murphy Oil Corp.	1,470	78	American Tower Corp. Class A(ö)	1,164	114
Nabors Industries, Ltd.	3,106	55	Ameriprise Financial, Inc.	1,217	154
National Oilwell Varco, Inc.	3,897	283	Annaly Capital Management, Inc.(ö)	4,271	49
Newfield Exploration Co.(Æ)	1,422	46	Aon PLC	2,145	184
Noble Energy, Inc.	846	49	Apartment Investment & Management Co.
NOW, Inc.(Æ)	497	15	Class A(ö)	132	5
Oasis Petroleum, Inc.(Æ)	132	4	Arch Capital Group, Ltd.(Æ)	1,949	110
Occidental Petroleum Corp.	6,092	542	Arthur J Gallagher & Co.	947	45
Oceaneering International, Inc.	508	36	Aspen Insurance Holdings, Ltd.	1,126	49
Oil States International, Inc.(Æ)	548	33	Associated Banc-Corp.	1,709	32
ONEOK, Inc.	1,475	87	Assurant, Inc.	1,462	100
Patterson-UTI Energy, Inc.	1,506	35	Assured Guaranty, Ltd.	1,520	35
PBF Energy, Inc. Class A	1,098	29	AvalonBay Communities, Inc.(ö)	323	50
Peabody Energy Corp.	2,143	22	Axis Capital Holdings, Ltd.	1,744	84
Phillips 66(Æ)	5,513	433	Bank of America Corp.	73,606	1,263
Pioneer Natural Resources Co.	853	161	Bank of Hawaii Corp.	300	18
QEP Resources, Inc.	1,236	31	Bank of New York Mellon Corp. (The)	9,963	386
Range Resources Corp.	427	29	BankUnited, Inc.	876	26
Rowan Companies PLC(Æ)	602	15	BB&T Corp.	6,363	241
RPC, Inc.	448	7	Berkshire Hathaway, Inc. Class B(Æ)	14,639	2,052
SandRidge Energy, Inc.(Æ)	3,250	13	BioMed Realty Trust, Inc.(ö)	411	9
Schlumberger, Ltd.	7,075	698	BlackRock, Inc. Class A	765	261
Seadrill, Ltd.	1,999	46	BOK Financial Corp.	474	33
Seventy Seven Energy, Inc.(Æ)	288	4	Boston Properties, Inc.(ö)	367	47
SM Energy Co.	83	5	Brandywine Realty Trust(ö)	340	5
SolarCity Corp.(Æ)	162	10	Broadridge Financial Solutions, Inc.	1,340	59

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 103

Russell Investment Company

Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Brown & Brown, Inc.	1,138	36	Goldman Sachs Group, Inc. (The)	3,436	653
Camden Property Trust(ö)	183	14	Hanover Insurance Group, Inc. (The)	582	39
Capital One Financial Corp.	4,900	406	Hartford Financial Services Group, Inc.	2,980	118
CBL & Associates Properties, Inc.(ö)	244	5	HCC Insurance Holdings, Inc.	1,548	81
CBOE Holdings, Inc.	591	35	HCP, Inc.(ö)	1,119	49
CBRE Group, Inc. Class A(Æ)	1,610	52	Health Care, Inc.(ö)	272	19
CDK Global Inc.(Æ)	792	27	Healthcare Trust of America, Inc. Class A(ö)	459	6
Charles Schwab Corp. (The)	6,432	184	Home Properties, Inc.(ö)	119	8
Chimera Investment Corp.(ö)	4,362	14	Hospitality Properties Trust(ö)	263	8
Chubb Corp. (The)	2,638	262	Host Hotels & Resorts, Inc.(ö)	4,599	107
Cincinnati Financial Corp.	1,869	94	Howard Hughes Corp. (The)(Æ)	259	38
CIT Group, Inc.	1,026	50	Hudson City Bancorp, Inc.	4,083	39
Citigroup, Inc.	21,186	1,134	Huntington Bancshares, Inc.	5,294	52
City National Corp.	461	36	Interactive Brokers Group, Inc. Class A	1,294	33
CME Group, Inc. Class A	2,417	203	Intercontinental Exchange, Inc.	319	66
CNA Financial Corp.	215	8	Invesco, Ltd.	1,733	70
Columbia Property Trust, Inc.(ö)	236	6	iShares Russell 2000 Value Index Fund	4,108	411
Comerica, Inc.	1,171	56	Jack Henry & Associates, Inc.	670	40
Commerce Bancshares, Inc.	946	43	Jones Lang LaSalle, Inc.	581	79
CoreLogic, Inc.(Æ)	263	8	JPMorgan Chase & Co.	28,519	1,725
Corporate Office Properties Trust(ö)	187	5	KeyCorp	5,950	79
Corrections Corp. of America(ö)	882	32	Kilroy Realty Corp.(ö)	144	10
Cullen/Frost Bankers, Inc.	627	51	Kimco Realty Corp.(ö)	818	20
DDR Corp.(ö)	438	8	Lazard, Ltd. Class A	804	40
Digital Realty Trust, Inc.(ö)	193	13	Legg Mason, Inc.	1,464	76
Discover Financial Services	3,407	217	Leucadia National Corp.	1,879	45
Douglas Emmett, Inc.(ö)	299	8	Liberty Property Trust(ö)	323	11
Duke Realty Corp.(ö)	705	13	Lincoln National Corp.	1,879	103
Dun & Bradstreet Corp. (The)	229	28	Loews Corp.	3,469	151
E*Trade Financial Corp.(Æ)	2,319	52	LPL Financial Holdings, Inc.	286	12
East West Bancorp, Inc.	530	19	M&T Bank Corp.	1,354	165
Eaton Vance Corp.	703	26	Macerich Co. (The)(ö)	228	16
Endurance Specialty Holdings, Ltd.	684	40	Markel Corp.(Æ)	155	107
Equifax, Inc.	1,001	76	Marsh & McLennan Cos., Inc.	3,637	198
Equity Commonwealth(Æ)(ö)	171	5	MasterCard, Inc. Class A	4,535	380
Equity Residential(ö)	1,648	115	MBIA, Inc.(Æ)	751	7
Erie Indemnity Co. Class A	185	16	McGraw Hill Financial, Inc.	1,240	112
Essex Property Trust, Inc.(ö)	195	39	Mercury General Corp.	611	32
Everest Re Group, Ltd.	697	119	MetLife, Inc.	7,364	399
Extra Space Storage, Inc.(ö)	687	40	MFA Financial, Inc.(ö)	4,278	36
FactSet Research Systems, Inc.	278	37	Mid-America Apartment Communities, Inc.
Federal Realty Investment Trust(ö)	344	45	(ö)	140	10
Federated Investors, Inc. Class B	217	7	Moody's Corp.	1,194	118
Fidelity National Information Services, Inc.	2,085	122	Morgan Stanley	12,025	420
Fifth Third Bancorp	5,354	107	Morningstar, Inc.	121	8
First Horizon National Corp.	1,084	14	MSCI, Inc. Class A	803	37
First Niagara Financial Group, Inc.	3,434	26	NASDAQ OMX Group, Inc. (The)	1,209	52
First Republic Bank	922	47	National Retail Properties, Inc.(ö)	264	10
Fiserv, Inc.(Æ)	2,243	156	Navient Corp.	2,098	42
FleetCor Technologies, Inc.(Æ)	360	54	New York Community Bancorp, Inc.	5,352	85
FNF Group	3,196	95	Northern Trust Corp.	2,138	142
FNFV Group(Æ)	715	10	NorthStar Asset Management Group, Inc.(Æ)	1,891	34
Forest City Enterprises, Inc. Class A(Æ)	476	10	NorthStar Realty Finance Corp.(ö)	877	16
Franklin Resources, Inc.	2,324	129	Ocwen Financial Corp.(Æ)	122	3
Fulton Financial Corp.	1,112	13	Old Republic International Corp.	3,243	48
Gaming and Leisure Properties, Inc.(ö)	159	5	Omega Healthcare Investors, Inc.(ö)	840	32
General Growth Properties, Inc.(ö)	1,509	39	PacWest Bancorp	289	12
Genworth Financial, Inc. Class A(Æ)	5,989	84	PartnerRe, Ltd.	778	90
Global Payments, Inc.	582	47	People's United Financial, Inc.	3,210	47

See accompanying notes which are an integral part of the financial statements.
104 Select U.S. Equity Fund

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Piedmont Office Realty Trust, Inc. Class A(ö)	357	7	Western Union Co. (The)	604	10
Plum Creek Timber Co., Inc.(ö)	224	9	Weyerhaeuser Co.(ö)	1,251	42
PNC Financial Services Group, Inc. (The)	4,720	408	White Mountains Insurance Group, Ltd.	80	50
Popular, Inc.(Æ)	520	17	WP Carey, Inc.(ö)	182	12
Post Properties, Inc.(ö)	116	7	WR Berkley Corp.	1,291	67
Principal Financial Group, Inc.	2,004	105	XL Group PLC Class A	2,421	82
ProAssurance Corp.	829	39	Zillow, Inc. Class A(Æ)	118	13
Progressive Corp. (The)	6,365	168	Zions Bancorporation	1,136	33
Prologis, Inc.(ö)	1,200	50			26,507
Protective Life Corp.	741	52
Prudential Financial, Inc.	3,509	311	Health Care - 13.2%
Public Storage(ö)	488	90	Abbott Laboratories	12,399	540
Raymond James Financial, Inc.	961	54	AbbVie, Inc.	6,612	420
Rayonier, Inc.(ö)	185	6	Actavis PLC(Æ)	1,767	429
Realogy Holdings Corp.(Æ)	317	13	Aetna, Inc.	3,249	268
Realty Income Corp.(ö)	949	44	Alere, Inc.(Æ)	1,009	40
Regency Centers Corp.(ö)	196	12	Alexion Pharmaceuticals, Inc.(Æ)	1,233	236
Regions Financial Corp.	5,152	51	Align Technology, Inc.(Æ)	311	16
Reinsurance Group of America, Inc. Class A	627	53	Alkermes PLC(Æ)	849	43
RenaissanceRe Holdings, Ltd.	630	65	Allergan, Inc.	1,766	336
Retail Properties of America, Inc. Class A(ö)	439	7	Allscripts Healthcare Solutions, Inc.(Æ)	391	5
Santander Consumer USA Holdings, Inc.	242	4	Alnylam Pharmaceuticals, Inc.(Æ)	377	35
SEI Investments Co.	1,023	40	AmerisourceBergen Corp. Class A	2,088	178
Senior Housing Properties Trust(ö)	637	14	Amgen, Inc.	3,034	492
Signature Bank(Æ)	326	39	athenahealth, Inc.(Æ)	187	23
Simon Property Group, Inc.(ö)	961	172	Baxter International, Inc.	2,717	191
SL Green Realty Corp.(ö)	482	56	Becton Dickinson and Co.	1,154	149
SLM Corp.	954	9	Biogen Idec, Inc.(Æ)	1,379	443
Spirit Realty Capital, Inc.(ö)	3,092	37	BioMarin Pharmaceutical, Inc.(Æ)	158	13
StanCorp Financial Group, Inc.	484	34	Bio-Rad Laboratories, Inc. Class A(Æ)	290	33
Starwood Property Trust, Inc.(ö)	1,807	41	Boston Scientific Corp.(Æ)	11,109	148
State Street Corp.	3,370	254	Bristol-Myers Squibb Co.	8,233	479
SunTrust Banks, Inc.	3,195	125	Brookdale Senior Living, Inc. Class A(Æ)	804	27
SVB Financial Group(Æ)	254	28	Bruker Corp.(Æ)	478	10
Synovus Financial Corp.	653	17	Cardinal Health, Inc.	2,562	201
T Rowe Price Group, Inc.	1,461	120	CareFusion Corp.(Æ)	1,878	108
Tanger Factory Outlet Centers, Inc.(ö)	301	11	Catamaran Corp.(Æ)	220	10
TCF Financial Corp.	836	13	Celgene Corp.(Æ)	3,096	332
TD Ameritrade Holding Corp.	634	21	Centene Corp.(Æ)	458	42
TFS Financial Corp.	575	9	Cerner Corp.(Æ)	1,660	105
Thomson Reuters Corp.	3,030	113	Charles River Laboratories International,
Torchmark Corp.	1,868	99	Inc.(Æ)	96	6
Total System Services, Inc.	1,087	37	Cigna Corp.	1,710	170
Travelers Cos., Inc. (The)	3,692	372	Community Health Systems, Inc.(Æ)	731	40
Twenty-First Century Fox, Inc.(Æ)	10,362	357	Cooper Cos., Inc. (The)	264	43
Two Harbors Investment Corp.(ö)	1,833	19	Covance, Inc.(Æ)	75	6
UDR, Inc.(ö)	446	13	Covidien PLC	4,306	398
Unum Group	1,701	57	CR Bard, Inc.	817	134
US Bancorp	13,692	583	DaVita HealthCare Partners, Inc.(Æ)	748	58
Validus Holdings, Ltd.	979	39	Dentsply International, Inc.	1,151	58
Vantiv, Inc. Class A(Æ)	139	4	Edwards Lifesciences Corp.(Æ)	104	13
Ventas, Inc.(ö)	292	20	Eli Lilly & Co.	8,703	577
Visa, Inc. Class A	2,172	524	Endo International PLC(Æ)	751	50
Vornado Realty Trust(ö)	982	108	Express Scripts Holding Co.(Æ)	4,537	349
Voya Financial, Inc.	877	34	Gilead Sciences, Inc.(Æ)	7,134	799
Waddell & Reed Financial, Inc. Class A	423	20	HCA Holdings, Inc.(Æ)	2,588	181
Washington Prime Group, Inc.(ö)	338	6	Health Net, Inc.(Æ)	916	44
Weingarten Realty Investors(ö)	261	9	Henry Schein, Inc.(Æ)	703	84
Wells Fargo & Co.	39,681	2,107	Hill-Rom Holdings, Inc.	285	13

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 105

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Hologic, Inc.(Æ)	1,290	34	Ashland, Inc.	507		55
Hospira, Inc.(Æ)	1,666	89	Ball Corp.	1,668		107
Humana, Inc.	1,593	221	Bemis Co., Inc.	1,130		44
IDEXX Laboratories, Inc.(Æ)	513	73	Brown-Forman Corp. Class B - ADR	1,694		157
Illumina, Inc.(Æ)	751	145	Cabot Corp.	734		34
Incyte Corp.(Æ)	709	48	Carpenter Technology Corp.	699		35
Intercept Pharmaceuticals, Inc.(Æ)	94	24	Celanese Corp. Class A	1,121		66
Intuitive Surgical, Inc.(Æ)	85	42	CF Industries Holdings, Inc.	520		135
Jazz Pharmaceuticals PLC(Æ)	306	52	Cliffs Natural Resources, Inc.	667		8
Johnson & Johnson	20,405	2,199	Crown Holdings, Inc.(Æ)	288		14
Laboratory Corp. of America Holdings(Æ)	695	76	Cytec Industries, Inc.	686		32
LifePoint Hospitals, Inc.(Æ)	530	37	Domtar Corp.	595		24
Mallinckrodt PLC(Æ)	666	61	Dow Chemical Co. (The)	9,013		445
McKesson Corp.	1,502	306	Eagle Materials, Inc.	330		29
Medivation, Inc.(Æ)	444	47	Eastman Chemical Co.	646		52
MEDNAX, Inc.(Æ)	693	43	Ecolab, Inc.	1,457		162
Medtronic, Inc.	7,533	513	EI du Pont de Nemours & Co.	4,652		322
Merck & Co., Inc.	21,915	1,270	Fastenal Co.	1,510		67
Mylan, Inc.(Æ)	2,084	112	FMC Corp.	560		32
Myriad Genetics, Inc.(Æ)	321	13	Freeport-McMoRan, Inc.	6,788		193
Omnicare, Inc.	825	55	Greif, Inc. Class A	177		8
Patterson Cos., Inc.	1,032	45	Hexcel Corp.(Æ)	353		15
PerkinElmer, Inc.	1,069	46	Huntsman Corp.	1,314		32
Perrigo Co. PLC	514	83	Ingersoll-Rand PLC	850		53
Pfizer, Inc.	47,994	1,437	International Flavors & Fragrances, Inc.	971		96
Pharmacyclics, Inc.(Æ)	67	9	International Paper Co.	2,075		105
Qiagen NV(Æ)	1,294	30	Lennox International, Inc.	157		14
Quest Diagnostics, Inc.	1,633	104	LyondellBasell Industries Class A	2,243		206
Quintiles Transnational Holdings, Inc.(Æ)	112	7	Martin Marietta Materials, Inc.	277		32
Regeneron Pharmaceuticals, Inc.(Æ)	612	241	MeadWestvaco Corp.	1,611		71
ResMed, Inc.	859	45	Monsanto Co.	2,090		240
Salix Pharmaceuticals, Ltd.(Æ)	345	50	Mosaic Co. (The)	1,543		68
Seattle Genetics, Inc.(Æ)	107	4	MRC Global, Inc.(Æ)	363		8
Sirona Dental Systems, Inc.(Æ)	476	37	NewMarket Corp.	97		38
St. Jude Medical, Inc.	1,677	108	Newmont Mining Corp.	3,426		64
Stryker Corp.	2,914	255	Nucor Corp.	2,071		112
Teleflex, Inc.	451	51	Owens Corning	952		31
Tenet Healthcare Corp.(Æ)	106	6	Owens-Illinois, Inc.(Æ)	182		5
Thermo Fisher Scientific, Inc.	3,338	392	Packaging Corp. of America	539		39
United Therapeutics Corp.(Æ)	407	53	Pentair PLC	812		54
UnitedHealth Group, Inc.	8,594	817	Platform Specialty Products Corp.(Æ)	509		13
Universal Health Services, Inc. Class B	933	97	PPG Industries, Inc.	771		157
Varian Medical Systems, Inc.(Æ)	633	53	Praxair, Inc.	1,260		159
VCA, Inc.(Æ)	930	42	Precision Castparts Corp.	572		126
Veeva Systems, Inc. Class A(Æ)	193	6	Reliance Steel & Aluminum Co.	582		39
Vertex Pharmaceuticals, Inc.(Æ)	420	47	Rock-Tenn Co. Class A	816		42
WellPoint, Inc.	3,249	412	Rockwood Holdings, Inc.	147		11
Zimmer Holdings, Inc.	1,898	211	Royal Gold, Inc.	508		29
Zoetis, Inc. Class A	1,131	42	RPM International, Inc.	885		40
		18,565	Scotts Miracle-Gro Co. (The) Class A	149		9
			Sherwin-Williams Co. (The)	398		91
Materials and Processing - 3.6%			Sigma-Aldrich Corp.	951		129
Acuity Brands, Inc.	296	41	Silgan Holdings, Inc.	196		10
Air Products & Chemicals, Inc.	1,885	254	Sonoco Products Co.	1,152		47
Airgas, Inc.	353	39	Southern Copper Corp.	278		8
Albemarle Corp.	524	31	Steel Dynamics, Inc.	1,332		31
Alcoa, Inc.	10,437	175	Tahoe Resources, Inc.(Æ)	456		8
Allegheny Technologies, Inc.	1,164	38	Timken Co. (The)	344		15
AptarGroup, Inc.	584	36	TimkenSteel Corp.	177		7

See accompanying notes which are an integral part of the financial statements.

106 Select U.S. Equity Fund

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
United States Steel Corp.	777	31	General Electric Co.	71,683	1,850
USG Corp.(Æ)	385	10	Genesee & Wyoming, Inc. Class A(Æ)	109	11
Valmont Industries, Inc.	269	37	Genpact, Ltd.(Æ)	732	13
Valspar Corp.	94	8	Graco, Inc.	196	15
Vulcan Materials Co.	339	21	Honeywell International, Inc.	3,487	335
Westlake Chemical Corp.	350	25	Huntington Ingalls Industries, Inc.	349	37
WR Grace & Co.(Æ)	48	5	IDEX Corp.	780	58
		5,026	IHS, Inc. Class A(Æ)	115	15
			Illinois Tool Works, Inc.	1,791	163
Producer Durables - 10.7%			Iron Mountain, Inc.(ö)	168	6
3M Co.	3,277	504	ITT Corp.	779	35
Accenture PLC Class A	2,800	227	Jacobs Engineering Group, Inc.(Æ)	871	41
ADT Corp. (The)	1,079	39	JB Hunt Transport Services, Inc.	573	46
AECOM Technology Corp.(Æ)	677	22	Joy Global, Inc.	664	35
AGCO Corp.	731	32	Kansas City Southern	130	16
Agilent Technologies, Inc.	972	54	KBR, Inc.	681	13
Air Lease Corp. Class A	896	33	Kennametal, Inc.	711	27
Alaska Air Group, Inc.	902	48	Kirby Corp.(Æ)	535	59
Allegion PLC	307	16	L-3 Communications Holdings, Inc.	1,442	175
Alliant Techsystems, Inc.	351	41	Landstar System, Inc.	558	41
Allison Transmission Holdings, Inc. Class A	611	20	Lexmark International, Inc. Class A	773	33
American Airlines Group, Inc.	4,119	170	Lincoln Electric Holdings, Inc.	530	38
Ametek, Inc.	1,389	72	Lockheed Martin Corp.	1,811	345
AO Smith Corp.	275	15	Manitowoc Co., Inc. (The)	562	12
Automatic Data Processing, Inc.	2,377	194	Manpowergroup, Inc.	771	51
Avery Dennison Corp.	281	13	Mettler-Toledo International, Inc.(Æ)	184	48
B/E Aerospace, Inc.(Æ)	580	43	Middleby Corp.(Æ)	280	25
Babcock & Wilcox Co. (The)	1,285	37	MSC Industrial Direct Co., Inc. Class A	382	31
Boeing Co. (The)	3,143	393	National Instruments Corp.	252	8
Booz Allen Hamilton Holding Corp. Class A	387	10	Navistar International Corp.(Æ)	123	4
Carlisle Cos., Inc.	877	78	Nordson Corp.	50	4
Caterpillar, Inc.	4,810	488	Norfolk Southern Corp.	2,537	281
CH Robinson Worldwide, Inc.	938	65	Northrop Grumman Corp.	2,577	356
Chicago Bridge & Iron Co.	137	8	Old Dominion Freight Line, Inc.(Æ)	697	51
Cintas Corp.	1,370	100	Oshkosh Corp.	948	42
Clean Harbors, Inc.(Æ)	76	4	PACCAR, Inc.	665	43
Colfax Corp.(Æ)	620	34	Pall Corp.	520	48
Con-way, Inc.	258	11	Parker-Hannifin Corp.	937	119
Copa Holdings SA Class A	39	5	Paychex, Inc.	1,590	75
Copart, Inc.(Æ)	1,038	35	Pitney Bowes, Inc.	1,481	37
Covanta Holding Corp.	268	6	Quanta Services, Inc.(Æ)	2,705	92
Crane Co.	569	35	Raytheon Co.	3,489	362
CSX Corp.	8,062	287	Regal-Beloit Corp.	238	17
Cummins, Inc.	1,191	174	Republic Services, Inc. Class A	2,788	107
Danaher Corp.	3,945	317	Robert Half International, Inc.	1,577	86
Deere & Co.	2,608	223	Rockwell Automation, Inc.	991	111
Delta Air Lines, Inc.	7,336	295	Rockwell Collins, Inc.	926	78
Donaldson Co., Inc.	1,033	43	Rollins, Inc.	334	11
Dover Corp.	1,579	125	Roper Industries, Inc.	785	124
Eaton Corp. PLC	3,644	249	RR Donnelley & Sons Co.	451	8
Emerson Electric Co.	3,587	230	Ryder System, Inc.	650	58
Expeditors International of Washington, Inc.	1,041	44	Snap-on, Inc.	755	100
FedEx Corp.	2,309	387	Southwest Airlines Co.	4,298	148
Flir Systems, Inc.	1,087	36	Spirit AeroSystems Holdings, Inc. Class A(Æ)	1,047	41
Flowserve Corp.	287	20	Spirit Airlines, Inc.(Æ)	490	36
Fluor Corp.	552	37	SPX Corp.	505	48
Foster Wheeler AG	915	28	Stanley Black & Decker, Inc.	1,053	99
GATX Corp.	571	36	Stericycle, Inc.(Æ)	536	68
General Dynamics Corp.	3,410	477	Teekay Corp.	242	14

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 107

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Terex Corp.	870	25	Computer Sciences Corp.	2,037	123
Textron, Inc.	2,948	122	Concur Technologies, Inc.(Æ)	68	9
Tidewater, Inc.	232	9	Corning, Inc.	13,620	278
Toro Co. (The)	647	40	Cree, Inc.(Æ)	634	20
Towers Watson & Co. Class A	320	35	Dolby Laboratories, Inc. Class A	297	12
TransDigm Group, Inc.	459	86	DST Systems, Inc.	484	47
Trimble Navigation, Ltd.(Æ)	1,488	40	EchoStar Corp. Class A(Æ)	240	11
Trinity Industries, Inc.	1,002	36	Electronic Arts, Inc.(Æ)	2,350	96
Triumph Group, Inc.	212	15	EMC Corp.	17,496	503
Tyco International, Ltd.	3,762	162	Equinix, Inc.	141	29
Union Pacific Corp.	4,791	558	F5 Networks, Inc.(Æ)	698	86
United Continental Holdings, Inc.(Æ)	2,157	114	Facebook, Inc. Class A(Æ)	9,958	747
United Parcel Service, Inc. Class B	2,412	253	FireEye, Inc.(Æ)	156	5
United Rentals, Inc.(Æ)	521	57	Fortinet, Inc.(Æ)	1,174	31
United Technologies Corp.	6,325	677	Freescale Semiconductor, Ltd.(Æ)	1,208	24
Vectrus, Inc.(Æ)	110	3	Gartner, Inc.(Æ)	206	17
Verisk Analytics, Inc. Class A(Æ)	640	40	Google, Inc. Class C(Æ)	3,025	1,705
Wabtec Corp.	998	86	Groupon, Inc. Class A(Æ)	714	5
Waste Connections, Inc.	923	46	Harris Corp.	1,222	85
Waste Management, Inc.	2,876	141	Hewlett-Packard Co.	18,462	662
Waters Corp.(Æ)	383	42	IAC/InterActiveCorp	434	29
WESCO International, Inc.(Æ)	216	18	Informatica Corp.(Æ)	181	6
WW Grainger, Inc.	383	95	Ingram Micro, Inc. Class A(Æ)	1,662	45
Xerox Corp.	11,899	158	Intel Corp.	39,231	1,334
Xylem, Inc.	1,222	44	International Business Machines Corp.	5,287	869
Zebra Technologies Corp. Class A(Æ)	504	37	Intuit, Inc.	2,101	185
		15,049	IPG Photonics Corp.(Æ)	75	6
			Jabil Circuit, Inc.	1,574	33
Technology - 15.5%			JDS Uniphase Corp.(Æ)	748	10
3D Systems Corp.(Æ)	161	6	Juniper Networks, Inc.	2,712	57
Activision Blizzard, Inc.	2,755	55	KLA-Tencor Corp.	755	60
Adobe Systems, Inc.(Æ)	3,201	224	Knowles Corp.(Æ)	903	18
Akamai Technologies, Inc.(Æ)	1,384	83	Lam Research Corp.	1,515	118
Altera Corp.	1,250	43	Lambda TD Software, Inc.(Æ)	1,986	35
Amdocs, Ltd.	2,954	140	Leidos Holdings, Inc.	859	31
Amphenol Corp. Class A	2,042	103	Linear Technology Corp.	1,288	55
Analog Devices, Inc.	2,403	119	LinkedIn Corp. Class A(Æ)	204	47
Ansys, Inc.(Æ)	1,125	88	Marvell Technology Group, Ltd.	5,089	68
AOL, Inc.(Æ)	751	33	Maxim Integrated Products, Inc.	3,340	98
Apple, Inc.	36,147	3,904	Microchip Technology, Inc.	2,189	94
Applied Materials, Inc.	7,180	159	Micron Technology, Inc.(Æ)	8,122	269
ARRIS Group, Inc.(Æ)	1,029	31	Microsoft Corp.	55,620	2,611
Arrow Electronics, Inc.(Æ)	1,544	88	Motorola Solutions, Inc.	1,253	81
Atmel Corp.(Æ)	622	5	NCR Corp.(Æ)	933	26
Autodesk, Inc.(Æ)	1,919	110	NetApp, Inc.	1,148	49
Avago Technologies, Ltd. Class A	1,617	139	NetSuite, Inc.(Æ)	60	7
Avnet, Inc.	1,166	50	Nuance Communications, Inc.(Æ)	847	13
AVX Corp.	756	11	NVIDIA Corp.	5,677	111
Bio Techne Corp.	347	32	ON Semiconductor Corp.(Æ)	3,374	28
Broadcom Corp. Class A	3,801	159	Oracle Corp.	19,768	772
Brocade Communications Systems, Inc.	5,209	56	Palo Alto Networks, Inc.(Æ)	390	41
CA, Inc.	3,697	107	PTC, Inc.(Æ)	918	35
Cadence Design Systems, Inc.(Æ)	428	8	QUALCOMM, Inc.	10,051	789
CDW Corp.	130	4	Rackspace Hosting, Inc.(Æ)	175	7
Cisco Systems, Inc.	40,866	1,000	Red Hat, Inc.(Æ)	511	30
Citrix Systems, Inc.(Æ)	477	31	Riverbed Technology, Inc.(Æ)	1,589	30
Cognizant Technology Solutions Corp. Class			Rovi Corp.(Æ)	304	6
A(Æ)	4,288	209	Salesforce.com, Inc.(Æ)	2,906	186
CommScope Holding Co., Inc.(Æ)	404	9	SanDisk Corp.	1,674	158

See accompanying notes which are an integral part of the financial statements.

108 Select U.S. Equity Fund

Russell Investment Company Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($) or	Value			Amount ($) or		Value
	Shares	$			Shares		$
SBA Communications Corp. Class A(Æ)	941	106		NiSource, Inc.	3,710		156
ServiceNow, Inc.(Æ)	449	30		Northeast Utilities	1,651		81
Skyworks Solutions, Inc.	1,643	96		NRG Energy, Inc.	2,191		66
SolarWinds, Inc.(Æ)	141	7		OGE Energy Corp.	903		34
Solera Holdings, Inc.	102	5		Pepco Holdings, Inc.	1,351		37
Splunk, Inc.(Æ)	168	11		PG&E Corp.	1,860		94
Stratasys, Ltd.(Æ)	110	13		Pinnacle West Capital Corp.	417		26
SunEdison, Inc.(Æ)	2,190	43		PPL Corp.	2,453		86
Symantec Corp.	4,265	106		Public Service Enterprise Group, Inc.	2,953		122
Synopsys, Inc.(Æ)	1,427	58		Questar Corp.	1,579		38
Tech Data Corp.(Æ)	604	36		SCANA Corp.	772		42
Teradata Corp.(Æ)	724	31		Sempra Energy	2,218		244
Teradyne, Inc.	1,569	29		Southern Co.	2,753		128
Texas Instruments, Inc.	7,743	385		Sprint Corp.(Æ)	7,023		42
TIBCO Software, Inc.(Æ)	246	6		TECO Energy, Inc.	1,524		30
Twitter, Inc.(Æ)	940	39		Telephone & Data Systems, Inc.	482		12
VeriFone Systems, Inc.(Æ)	906	34		Time Warner Telecom, Inc. Class A(Æ)	297		13
VeriSign, Inc.(Æ)	179	11		T-Mobile US, Inc.(Æ)	3,530		103
Vishay Intertechnology, Inc.	1,978	27		UGI Corp.	2,752		104
VMware, Inc. Class A(Æ)	767	64		US Cellular Corp.(Æ)	143		5
Western Digital Corp.	2,496	246		Vectren Corp.	937		42
Workday, Inc. Class A(Æ)	132	13		Verizon Communications, Inc.	18,793		944
Xilinx, Inc.	1,113	50		Westar Energy, Inc. Class A	716		27
Yahoo!, Inc.(Æ)	7,739	356		Windstream Holdings, Inc.	3,622		38
Yelp, Inc. Class A(Æ)	334	20		Wisconsin Energy Corp.	1,505		75
Zynga, Inc. Class A(Æ)	2,360	6		Xcel Energy, Inc.	2,504		84
		21,776					6,189

Utilities - 4.4%				Total Common Stocks
AES Corp.	1,227	17		(cost $132,223)			135,947
AGL Resources, Inc.	1,654	89
Alliant Energy Corp.	584	36		Short-Term Investments - 3.5%
Ameren Corp.	556	23		Russell U.S. Cash Management Fund	4,918,144	(8)	4,918
American Electric Power Co., Inc.	2,651	155		Total Short-Term Investments
American Water Works Co., Inc.	1,054	56		(cost $4,918)			4,918
Aqua America, Inc.	1,557	41
AT&T, Inc.	40,654	1,416		Total Investments 100.0%
Atmos Energy Corp.	1,289	68		(identified cost $137,141)			140,865
Calpine Corp.(Æ)	1,542	35
CenterPoint Energy, Inc.	3,144	77		Other Assets and Liabilities, Net
CenturyLink, Inc.	4,838	201	-	(0.0%)			(26)
CMS Energy Corp.	1,068	35		Net Assets - 100.0%			140,839
Consolidated Edison, Inc.	1,426	90
Dominion Resources, Inc.	1,218	87
DTE Energy Co.	1,103	91
Duke Energy Corp.	2,043	168
Edison International	1,056	66
Energen Corp.	556	38
Entergy Corp.	690	58
Exelon Corp.	3,969	145
FirstEnergy Corp.	356	13
Frontier Communications Corp.	13,170	86
Great Plains Energy, Inc.	474	13
Hawaiian Electric Industries, Inc.	415	12
Integrys Energy Group, Inc.	558	41
Level 3 Communications, Inc.(Æ)	1,091	51
MDU Resources Group, Inc.	2,943	83
National Fuel Gas Co.	698	48
NextEra Energy, Inc.	1,771	177

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 109

Russell Investment Company

Select U.S. Equity Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
Russell 1000 Mini Index Futures		23	USD	2,573	12/14	59
S&P E-Mini Technology Select Sector Index Futures		12	USD	486	12/14	10
S&P Mid 500 E-Mini Index Futures		21	USD	2,112	12/14	49
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						118

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$18,780	$—	$—		$18,780	13.3
Consumer Staples	10,206	—	—		10,206	7.2
Energy	13,849	—	—		13,849	9.8
Financial Services	26,507	—	—		26,507	18.8
Health Care	18,565	—	—		18,565	13.2
Materials and Processing	5,026	—	—		5,026	3.6
Producer Durables	15,049	—	—		15,049	10.7
Technology	21,776	—	—		21,776	15.5
Utilities	6,189	—	—		6,189	4.4
Short-Term Investments	—	4,918	—		4,918	3.5
Total Investments	135,947	4,918	—		140,865	100.0
Other Assets and Liabilities, Net						(-)*
						100.0
Other Financial Instruments
Futures Contracts	118	—	—		118	0.1
Total Other Financial Instruments**	$118	$—	$—		$118

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

110 Select U.S. Equity Fund

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Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$118

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(59)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$118

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 111

Russell Investment Company Select U.S. Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$57 $	— $	57
Total	$57 $	— $	57

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Merrill Lynch	$ 57	$	— $	—	$ 57
Total	$ 57	$	— $	—	$ 57

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

112 Select U.S. Equity Fund

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Select U.S. Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$137,141
Investments, at fair value(>)	140,865
Cash (restricted)(a)	300
Receivables:
Dividends and interest	118
Dividends from affiliated Russell funds	13
Fund shares sold	47
Variation margin on futures contracts	57
Prepaid expenses	26
Total assets	141,426

Liabilities
Payables:
Fund shares redeemed	521
Accrued fees to affiliates	11
Other accrued expenses	55
Total liabilities	587

Net Assets	$140,839

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 113

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Select U.S. Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$127
Accumulated net realized gain (loss)	(19)
Unrealized appreciation (depreciation) on:
Investments	3,724
Futures contracts	118
Shares of beneficial interest	135
Additional paid-in capital	136,754
Net Assets	$140,839
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class Y(#)	$10.41
Class Y — Net assets	$140,838,626
Class Y — Shares outstanding ($.01 par value)	13,523,803
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$4,918
(a) Cash Collateral for Futures	$300
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

114 Select U.S. Equity Fund

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Select U.S. Equity Fund

Statement of Operations — For the Period Ended October 31, 2014(1)

Amounts in thousands
Investment Income
Dividends	$525
Dividends from affiliated Russell funds	2
Interest	12
Total investment income	539

Expenses
Advisory fees	91
Administrative fees	14
Custodian fees	9
Transfer agent fees – Class Y	1
Professional fees	45
Registration fees	6
Trustees’ fees	1
Printing fees	3
Organizational fees	11
Miscellaneous	2
Expenses before reductions	183
Expense reductions	(75)
Net expenses	108
Net investment income (loss)	431

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	40
Futures contracts	(59)
Net realized gain (loss)	(19)
Net change in unrealized appreciation (depreciation) on:
Investments	3,724
Futures contracts	118
Net change in unrealized appreciation (depreciation)	3,842
Net realized and unrealized gain (loss)	3,823
Net Increase (Decrease) in Net Assets from Operations	$4,254

(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

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Select U.S. Equity Fund

Statement of Changes in Net Assets

For the Period Ended
Amounts in thousands	2014 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$431
Net realized gain (loss)	(19)
Net change in unrealized appreciation (depreciation)	3,842
Net increase (decrease) in net assets from operations	4,254

Distributions
From net investment income	(315)
Net decrease in net assets from distributions	(315)

Share Transactions*
Net increase (decrease) in net assets from share transactions	136,900
Total Net Increase (Decrease) in Net Assets	140,839

Net Assets
Beginning of period	—
End of period	$140,839
Undistributed (overdistributed) net investment income included in net assets	$127

(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

116 Select U.S. Equity Fund

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Statements of Changes in Net Assets, continued
* Share transaction amounts (in thousands) for the periods ended October 31, 2014 were as follows:
	2014	(1)
	Shares		Dollars
Class Y
Proceeds from shares sold	14,731		$149,195
Proceeds from reinvestment of distributions	31		315
Payments for shares redeemed	(1,238)		(12,610)
Total increase (decrease)	13,524		$136,900
(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 117

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Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period.
	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class Y
October 31, 2014(7)	10.00	.04	.39	.43	(.02)	(.02)

See accompanying notes which are an integral part of the financial statements.

118 Select U.S. Equity Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

10.41	4.34	140,839.60		.35	1.42	2

See accompanying notes which are an integral part of the financial statements.

Select U.S. Equity Fund 119

Russell Investment Company Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Large Cap Equity Fund - Class A‡			Russell U.S. Large Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	7.30%		1 Year	14.17%
Inception*	14.61	%§	Inception*	17.42	%§

Russell U.S. Large Cap Equity Fund - Class C			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	13.06%		1 Year	17.27%
Inception*	16.27	%§	Inception*	18.54	%§

120 Russell U.S. Large Cap Equity Fund

Russell Investment Company Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Large Cap Equity Fund (the “Fund”) employs	Fund’s tilt away from the largest cap tier of stocks within the S&P
a multi-manager approach whereby portions of the Fund	500® Index also held back benchmark-relative returns.
are allocated to different money managers. Fund assets not	In addition, the Fund’s underweight to an area that tends to be
allocated to money managers are managed by Russell Investment	viewed as a “bond substitute,” due to their income producing
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	qualities, the electric utilities industry, detracted from benchmark-
may change the allocation of the Fund’s assets among money	relative performance given the industry’s outperformance as
managers at any time. An exemptive order from the Securities	interest rates declined, although the Fund’s tilt toward stocks with
and Exchange Commission (“SEC”) permits RIMCo to engage	above average growth rates provided a positive contribution to
or terminate a money manager at any time, subject to approval	benchmark-relative performance.
by the Fund’s Board, without a shareholder vote. Pursuant to the
terms of the exemptive order, the Fund is required to notify its	How did the investment strategies and techniques employed
shareholders within 90 days of when a money manager begins	by the Fund and its money managers affect its benchmark-
providing services. As of October 31, 2014, the Fund had five	relative performance?
money managers.	Stock selection effects within the health care sector (overweights
What is the Fund’s investment objective?	to Pfizer Inc. and Sanofi) and the technology sector (underweight
The Fund seeks to provide long term capital growth.	to Apple Inc.) detracted from the Fund’s benchmark-relative
returns for the fiscal year. An underweight to the technology sector
How did the Fund perform relative to its benchmark for the	detracted, although an overweight to the health care sector and
fiscal year ended October 31, 2014?	underweight to the consumer staples sector were beneficial. The
For the fiscal year ended October 31, 2014, the Fund’s Class A,	Fund’s tilt away from the ultra large cap tier of the benchmark was
Class C and Class S Shares gained 13.85%, 13.06% and 14.17%,	detrimental as that narrow set of stocks outperformed, although
respectively. This is compared to the Fund’s benchmark, the S&P	the Fund’s tilt towards less financial leverage (lower debt-to-
500® Index, which gained 17.27% during the same period. The	capital ratios) was beneficial.
Fund’s performance includes operating expenses, whereas index	Ceredex Value Advisors LLC (“Ceredex”) underperformed the
returns are unmanaged and do not include expenses of any kind.	Russell 1000® Value Index for the fiscal year. From a sector
For the fiscal year ended October 31, 2014, the Morningstar®	perspective, an overweight to technology and underweight to
Large Blend, a group of funds that Morningstar considers to	energy were beneficial, although an	overweight to producer
have investment strategies similar to those of the Fund, gained	durables detracted. Stock selection	within the consumer
14.34%. This result serves as a peer comparison and is expressed	discretionary sector (overweights to Mattel, Inc. and Pearson) and
net of operating expenses.	within the technology sector (an underweight to Hewlett-Packard
Company) held back benchmark-relative performance.
RIMCo may assign a money manager a specific style or
capitalization benchmark other than the Fund’s	Columbus Circle Investors (“Columbus Circle”) underperformed the Russell 1000® Growth Index for the fiscal year. Factor
index. However, the Fund’s primary index remains the benchmark	exposures were mixed, specifically a tilt toward high beta stocks
for the Fund and is representative of	(stocks with high sensitivity to market movements) detracted,
the aggregate of each money manager’s benchmark index.	although a tilt toward stocks with rising earnings estimates was beneficial. Sector exposures were also mixed, with an underweight
How did the market conditions described in the Market	to technology detracting, while an overweight to health care was
Summary report affect the Fund’s performance?	rewarded. Stock selection within the energy sector (overweights
During the fiscal year, the U.S. large capitalization equity market	to Pioneer Natural Resources Company and Noble Energy, Inc.)
produced positive returns. Given the ongoing economic recovery,	held back benchmark-relative performance.
relevant Fund exposures included tilts away from sectors that are
Institutional Capital LLC (“ICAP”) underperformed the S&P 500®
traditionally considered to be “non-cyclical,” such as consumer
staples, and toward economically sensitive sectors such as	Index for the fiscal year. A factor tilt toward stocks with the lowest
materials and processing and consumer discretionary. The	valuations (lowest price-to-book and price-to-cash flow ratios)
Fund’s overweight to the materials and processing and consumer	was not rewarded. An overweight to the health care sector and an
discretionary sectors detracted from the Fund’s benchmark-	underweight to the consumer staples sector were beneficial. Stock
relative performance, as these sectors underperformed, although	selection within the health care sector (an overweight to Pfizer
the Fund’s underweight to consumer staples was beneficial. The	Inc) detracted from benchmark-relative performance.

Russell U.S. Large Cap Equity Fund 121

Russell Investment Company Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Jacobs Levy Equity Management, Inc (“Jacobs”) outperformed the	decision to equitize Fund and manager cash was beneficial to
S&P 500® Index for the fiscal year. A tilt toward stocks with above	Fund performance for the fiscal year.
average earnings growth rates was beneficial. An overweight to
both the technology and health care sectors was rewarded. Stock	Describe any changes to the Fund’s structure or the money
selection within the health care sector (overweights to Forest	manager line-up.
Laboratories, Inc. and Allergan, Inc.) was a contributor to positive	There were no changes to the Fund’s structure or money manager
benchmark relative performance.	line up during the fiscal year.
Sustainable Growth Advisers, LP (“Sustainable”) underperformed	Money Managers as of October 31,
the Russell 1000® Growth Index for the fiscal year. Stock	2014	Styles
selection was the primary source of negative benchmark-relative	Ceredex Value Advisors LLC	Value
returns. Stock selection was particularly detrimental within the	Columbus Circle Investors	Growth
technology sector (underweights to Apple, Inc. and Microsoft	Institutional Capital Management LLC	Market-Oriented
Corporation) and the consumer staples sector (an overweight	Jacobs Levy Equity Management	Market-Oriented
	Sustainable Growth Advisers, LP	Growth
to Whole Foods Market, Inc.). From a sector perspective, an	The views expressed in this report reflect those of the portfolio
overweight to materials and processing and an underweight to	managers only through the end of the period covered by
technology detracted.	the report. These views do not necessarily represent the
RIMCo manages the portion of the Fund’s assets that RIMCo	views of RIMCo, or any other person in RIMCo or any other
determines not to allocate to the money managers. Assets not	affiliated organization. These views are subject to change
allocated to managers include the Fund’s liquidity reserves and	at any time based upon market conditions or other events,
assets which may be managed directly by RIMCo to modify the	and RIMCo disclaims any responsibility to update the views
Fund’s overall portfolio characteristics to seek to achieve the	contained herein. These views should not be relied on as
desired risk/return profile for the Fund.	investment advice and, because investment decisions for
During the period, RIMCo used index futures contracts to	a Russell Investment Company (“RIC”) Fund are based on
equitize the majority of the Fund and money managers’ cash. The	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on February 6, 2012.
**	The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S. economy.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

122 Russell U.S. Large Cap Equity Fund

Russell Investment Company Russell U.S. Large Cap Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,069.60	$1,019.56
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$5.84	$5.70

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.12%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,065.60	$1,015.78
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.74	$9.50
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.87%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	retaurn before
to compare the ongoing costs of investing in the Fund and other	Class S	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,070.70	$1,020.82
	Expenses Paid During Period*	$4.54	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Large Cap Equity Fund 123

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Russell U.S. Large Cap Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 92.4%			Philip Morris International, Inc.	12,400	1,104
Consumer Discretionary - 14.1%			Procter & Gamble Co. (The)	41,700	3,640
Advance Auto Parts, Inc.	1,280	188	Whole Foods Market, Inc.	39,090	1,537
Amazon.com, Inc.(Æ)	5,790	1,769			13,765
AutoZone, Inc.(Æ)	1,500	830
Brinker International, Inc.	3,600	193	Energy - 7.4%
Carnival Corp.	9,000	361	Apache Corp.	500	39
CBS Corp. Class B	4,235	230	Baker Hughes, Inc.	10,450	553
Chipotle Mexican Grill, Inc. Class A(Æ)	1,659	1,059	Cameron International Corp.(Æ)	25,450	1,516
Choice Hotels International, Inc.	1,900	102	Chevron Corp.	49,380	5,923
Columbia Sportswear Co.	1,600	62	ConocoPhillips	27,280	1,969
Comcast Corp. Class A(Æ)	113,310	6,273	Continental Resources, Inc.(Æ)	6,630	374
Costco Wholesale Corp.	10,610	1,415	Devon Energy Corp.	8,450	507
Domino's Pizza, Inc.	1,300	115	EOG Resources, Inc.	7,780	739
DR Horton, Inc.	30,905	704	Exxon Mobil Corp.	70,511	6,820
Estee Lauder Cos., Inc. (The) Class A	12,251	921	FMC Technologies, Inc.(Æ)	700	39
Ford Motor Co.	155,000	2,184	Halliburton Co.	59,600	3,286
Gap, Inc. (The)	5,600	212	Marathon Petroleum Corp.	2,400	218
Garmin, Ltd.	9,000	499	Nabors Industries, Ltd.	7,200	129
General Motors Co.	19,700	619	Occidental Petroleum Corp.	38,385	3,413
Hilton Worldwide Holdings, Inc.(Æ)	9,900	250	Patterson-UTI Energy, Inc.	6,700	154
Home Depot, Inc.	9,600	936	PBF Energy, Inc. Class A	2,000	52
Hyatt Hotels Corp. Class A(Æ)	6,200	367	Phillips 66	3,300	259
Johnson Controls, Inc.	110,248	5,210	Pioneer Natural Resources Co.	6,533	1,235
Kohl's Corp.	9,100	493	Schlumberger, Ltd.	44,320	4,373
L Brands, Inc.	10,400	750	Seventy Seven Energy, Inc.(Æ)	535	7
Las Vegas Sands Corp.	9,500	591	Valero Energy Corp.	9,900	496
Liberty Media Corp.(Æ)	36,450	1,747	Whiting Petroleum Corp.(Æ)	1,100	67
Lowe's Cos., Inc.	50,950	2,914			32,168
Marriott International, Inc. Class A	1,000	76
Mattel, Inc.	59,000	1,833	Financial Services - 19.2%
Nike, Inc. Class B	19,597	1,822	Affiliated Managers Group, Inc.(Æ)	200	40
Omnicom Group, Inc.	6,400	460	Aflac, Inc.	14,300	854
O'Reilly Automotive, Inc.(Æ)	3,110	547	American Express Co.	31,260	2,812
Priceline Group, Inc. (The)(Æ)	1,876	2,263	American International Group, Inc.	16,140	865
PulteGroup, Inc.	36,829	707	American Tower Corp. Class A(ö)	13,060	1,274
PVH Corp.	4,577	523	Ameriprise Financial, Inc.	36,500	4,605
Royal Caribbean Cruises, Ltd.	12,332	838	Aon PLC	43,044	3,701
Starbucks Corp.	33,748	2,550	Arch Capital Group, Ltd.(Æ)	4,100	231
Tiffany & Co.	4,400	423	Aspen Insurance Holdings, Ltd.	3,800	166
Time Warner, Inc.	30,114	2,393	Axis Capital Holdings, Ltd.	800	39
TJX Cos., Inc.	16,110	1,020	Bank of America Corp.	227,050	3,896
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	6,551	791	Bank of New York Mellon Corp. (The)	6,800	263
Under Armour, Inc. Class A(Æ)	8,948	587	Berkshire Hathaway, Inc. Class B(Æ)	2,350	329
Viacom, Inc. Class B	56,960	4,141	BlackRock, Inc. Class A	5,272	1,799
Wal-Mart Stores, Inc.	42,961	3,276	Capital One Financial Corp.	7,910	655
Walt Disney Co. (The)	57,850	5,286	Charles Schwab Corp. (The)	6,700	192
WPP PLC - ADR	5,103	498	Chubb Corp. (The)	2,200	219
Wyndham Worldwide Corp.	2,000	155	Citigroup, Inc.	124,350	6,657
		61,183	City National Corp.	800	63
			Comerica, Inc.	12,340	589
Consumer Staples - 3.2%			Crown Castle International Corp.(ö)	21,690	1,694
Andersons, Inc. (The)	700	45	Cullen/Frost Bankers, Inc.	7,530	608
Casey's General Stores, Inc.	700	57	Discover Financial Services	32,256	2,057
Coca-Cola Co. (The)	32,100	1,344	Equifax, Inc.	1,500	114
Colgate-Palmolive Co.	31,300	2,094	Everest Re Group, Ltd.	1,610	275
Constellation Brands, Inc. Class A(Æ)	5,936	543	First Horizon National Corp.	4,200	54
Hershey Co. (The)	10,940	1,049	Fiserv, Inc.(Æ)	4,800	334
Kroger Co. (The)	18,400	1,025	FleetCor Technologies, Inc.(Æ)	5,400	813
PepsiCo, Inc.	13,800	1,327
See accompanying notes which are an integral part of the financial statements.
124 Russell U.S. Large Cap Equity Fund

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Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Franklin Resources, Inc.	29,210	1,625	UnitedHealth Group, Inc.	31,410	2,984
Goldman Sachs Group, Inc. (The)	16,950	3,220	Valeant Pharmaceuticals International, Inc.
JPMorgan Chase & Co.	41,710	2,523	(Æ)	23,150	3,080
Marsh & McLennan Cos., Inc.	3,900	212	WellPoint, Inc.	4,670	592
MasterCard, Inc. Class A	28,834	2,415			68,912
MetLife, Inc.	40,760	2,211
Morgan Stanley	78,327	2,737	Materials and Processing - 4.6%
Northern Trust Corp.	38,159	2,530	Airgas, Inc.	7,050	786
PNC Financial Services Group, Inc. (The)	56,310	4,865	Alcoa, Inc.	75,868	1,272
Progressive Corp. (The)	32,900	869	AptarGroup, Inc.	500	31
Prudential Financial, Inc.	10,690	946	Ashland, Inc.	10,096	1,091
Regions Financial Corp.	129,360	1,284	Brown-Forman Corp. Class B - ADR	1,200	111
Reinsurance Group of America, Inc. Class A	2,800	236	Cabot Corp.	2,000	93
SEI Investments Co.	1,600	62	Commercial Metals Co.	1,600	28
Simon Property Group, Inc.(ö)	7,963	1,427	Dow Chemical Co. (The)	7,500	371
State Street Corp.	29,840	2,251	Ecolab, Inc.	16,010	1,781
SunTrust Banks, Inc.	8,300	325	Fastenal Co.	32,840	1,446
T Rowe Price Group, Inc.	24,440	2,006	Graphic Packaging Holding Co.(Æ)	6,100	74
Travelers Cos., Inc. (The)	18,630	1,878	International Flavors & Fragrances, Inc.	5,900	585
US Bancorp	60,480	2,577	Lennox International, Inc.	3,000	267
Visa, Inc. Class A	22,352	5,396	LyondellBasell Industries NV Class A	12,389	1,135
Voya Financial, Inc.	14,500	569	Minerals Technologies, Inc.	800	61
Wells Fargo & Co.	98,350	5,221	Monsanto Co.	46,140	5,307
Zions Bancorporation	32,762	949	Mosaic Co. (The)	30,500	1,351
		83,532	Nucor Corp.	8,500	460
			Pentair PLC(Æ)	10,719	719
Health Care - 15.8%			PPG Industries, Inc.	11,276	2,297
Abbott Laboratories	10,400	453	Reliance Steel & Aluminum Co.	700	47
Actavis PLC(Æ)	4,421	1,073	Steel Dynamics, Inc.	3,600	83
Aetna, Inc.	20,623	1,702	United States Steel Corp.	14,000	561
Amgen, Inc.	26,630	4,319	Westlake Chemical Corp.	500	35
Baxter International, Inc.	20,255	1,421			19,992
Becton Dickinson and Co.	1,800	232
Biogen Idec, Inc.(Æ)	6,102	1,959	Producer Durables - 9.3%
Boston Scientific Corp.(Æ)	20,700	275	Accenture PLC Class A	4,800	389
Bristol-Myers Squibb Co.	54,972	3,198	Agilent Technologies, Inc.	28,369	1,568
Brookdale Senior Living, Inc. Class A(Æ)	6,100	206	AO Smith Corp.	9,780	522
Cardinal Health, Inc.	6,600	518	Automatic Data Processing, Inc.	25,640	2,097
Celgene Corp.(Æ)	2,900	311	Boeing Co. (The)	39,470	4,929
Cerner Corp.(Æ)	29,180	1,848	Canadian Pacific Railway, Ltd.	5,553	1,153
Cigna Corp.	34,480	3,433	CSX Corp.	36,900	1,315
Covidien PLC	40,760	3,768	Cummins, Inc.	3,630	531
Edwards Lifesciences Corp.(Æ)	2,100	254	Delta Air Lines, Inc.	54,568	2,196
Eli Lilly & Co.	22,640	1,502	FedEx Corp.	3,050	511
Express Scripts Holding Co.(Æ)	30,550	2,347	Flowserve Corp.	10,700	727
Gilead Sciences, Inc.(Æ)	31,146	3,488	General Dynamics Corp.	8,570	1,198
HCA Holdings, Inc.(Æ)	19,200	1,345	General Electric Co.	338,550	8,738
Health Net, Inc.(Æ)	2,900	138	HD Supply Holdings, Inc.(Æ)	5,500	159
Henry Schein, Inc.(Æ)	830	100	Honeywell International, Inc.	45,460	4,370
Humana, Inc.	4,700	653	Huntington Ingalls Industries, Inc.	4,800	508
Illumina, Inc.(Æ)	2,920	562	Knight Transportation, Inc.	1,800	53
Johnson & Johnson	44,060	4,749	L-3 Communications Holdings, Inc.	1,230	149
McKesson Corp.	12,828	2,609	Landstar System, Inc.	3,500	259
MEDNAX, Inc.(Æ)	1,200	75	Lexmark International, Inc. Class A	4,500	194
Merck & Co., Inc.	85,540	4,956	Lockheed Martin Corp.	2,010	383
Perrigo Co. PLC	6,690	1,080	Manpowergroup, Inc.	2,700	180
Pfizer, Inc.	363,327	10,881	Norfolk Southern Corp.	7,800	863
Regeneron Pharmaceuticals, Inc.(Æ)	3,104	1,222	Northrop Grumman Corp.	4,320	596
Sanofi - ADR	34,157	1,579	Parker-Hannifin Corp.	4,630	588

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Large Cap Equity Fund 125

Russell Investment Company Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Paychex, Inc.	10,300	483	Utilities - 2.9%
Raytheon Co.	12,020	1,249	AT&T, Inc.	69,810		2,432
Rockwell Collins, Inc.	1,500	126	Duke Energy Corp.	18,845		1,548
Textron, Inc.	5,900	245	Encana Corp.	68,000		1,267
Toro Co. (The)	200	12	Exelon Corp.	67,900		2,485
Union Pacific Corp.	23,620	2,751	NextEra Energy, Inc.	16,535		1,657
United Continental Holdings, Inc.(Æ)	19,867	1,049	Verizon Communications, Inc.	67,330		3,383
Wabtec Corp.	2,700	233				12,772
		40,324
			Total Common Stocks
Technology - 15.9%			(cost $334,310)			401,689
Apple, Inc.	66,002	7,128
ASML Holding NV Class G	17,050	1,700	Short-Term Investments - 7.2%
Aspen Technology, Inc.(Æ)	6,400	236	Russell U.S. Cash Management Fund	31,162,948	(8)	31,163
Autodesk, Inc.(Æ)	6,800	391	Total Short-Term Investments
Broadcom Corp. Class A	13,870	581	(cost $31,163)			31,163
Cisco Systems, Inc.	84,690	2,072
Cognizant Technology Solutions Corp. Class			Total Investments 99.6%
A(Æ)	6,000	293	(identified cost $365,473)			432,852

Dolby Laboratories, Inc. Class A	2,800	117	Other Assets and Liabilities, Net
DST Systems, Inc.	1,300	125
Electronic Arts, Inc.(Æ)	27,650	1,133	- 0.4%			1,720
EMC Corp.	104,140	2,992	Net Assets - 100.0%			434,572
Equinix, Inc.	8,390	1,753
Facebook, Inc. Class A(Æ)	17,780	1,333
Gartner, Inc.(Æ)	1,000	81
Google, Inc. Class C(Æ)	6,569	3,692
Hewlett-Packard Co.	27,930	1,002
Intel Corp.	118,320	4,024
International Business Machines Corp.	4,080	671
Juniper Networks, Inc.	70,570	1,487
Lam Research Corp.	11,339	883
LinkedIn Corp. Class A(Æ)	4,286	981
Maxim Integrated Products, Inc.	53,240	1,562
Mentor Graphics Corp.	3,100	66
Microsoft Corp.	117,992	5,540
Motorola Solutions, Inc.	11,080	715
NetApp, Inc.	74,090	3,171
NXP Semiconductor NV(Æ)	11,300	776
Oracle Corp.	125,710	4,909
Palo Alto Networks, Inc.(Æ)	3,700	391
QUALCOMM, Inc.	21,970	1,725
Red Hat, Inc.(Æ)	22,230	1,310
Salesforce.com, Inc.(Æ)	25,881	1,657
SanDisk Corp.	16,710	1,573
SAP SE - ADR	23,000	1,567
Seagate Technology PLC	6,200	390
ServiceNow, Inc.(Æ)	9,257	629
Splunk, Inc.(Æ)	8,915	589
Symantec Corp.	18,900	469
Synopsys, Inc.(Æ)	16,290	668
Syntel, Inc.(Æ)	1,010	87
Tableau Software, Inc. Class A(Æ)	4,700	388
Texas Instruments, Inc.	86,280	4,284
Vodafone Group PLC - ADR	62,343	2,071
Western Digital Corp.	11,680	1,149
Workday, Inc. Class A(Æ)	7,124	680
		69,041

See accompanying notes which are an integral part of the financial statements.
126 Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of	Notional			Expiration	(Depreciation)
		Contracts	Amount			Date	$
Long Positions
S&P E-Mini Consumer Staples Select Sector Index Futures		59	USD		2,756	12/14	94
S&P Mid 500 E-Mini Index Futures		252	USD	25,344		12/14	589
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							683

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3			Total	% of Net Assets
Common Stocks
Consumer Discretionary	$61,183	$—		$—		$61,183	14.1
Consumer Staples	13,765	—		—		13,765	3.2
Energy	32,168	—		—		32,168	7.4
Financial Services	83,532	—		—		83,532	19.2
Health Care	68,912	—		—		68,912	15.8
Materials and Processing	19,992	—		—		19,992	4.6
Producer Durables	40,324	—		—		40,324	9.3
Technology	69,041	—		—		69,041	15.9
Utilities	12,772	—		—		12,772	2.9
Short-Term Investments	—	31,163		—		31,163	7.2
Total Investments	401,689	31,163		—		432,852	99.6
Other Assets and Liabilities, Net							0.4
							100.0
Other Financial Instruments
Futures Contracts	683	—		—		683	0.2
Total Other Financial Instruments*	$683	$—		$—		$683

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 127

Russell Investment Company
Russell U.S. Large Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$683

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,698

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$190
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

128 Russell U.S. Large Cap Equity Fund

Russell Investment Company Russell U.S. Large Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$308	$	— $	308
Total	$308	$	— $	308

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Merrill Lynch	$ 308	$	— $ —	$308
Total	$ 308	$	— $ —	$308

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 129

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$365,473
Investments, at fair value(>)	432,852
Cash (restricted)(a)	1,519
Receivables:
Dividends and interest	419
Dividends from affiliated Russell funds	2
Investments sold	3,147
Fund shares sold	430
Variation margin on futures contracts	308
Total assets	438,677

Liabilities
Payables:
Investments purchased	3,040
Fund shares redeemed	693
Accrued fees to affiliates	309
Other accrued expenses	63
Total liabilities	4,105

Net Assets	$434,572

See accompanying notes which are an integral part of the financial statements.

130 Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$176
Accumulated net realized gain (loss)	36,346
Unrealized appreciation (depreciation) on:
Investments	67,379
Futures contracts	683
Shares of beneficial interest	310
Additional paid-in capital	329,678
Net Assets	$434,572
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.99
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.84
Class A — Net assets	$7,166,028
Class A — Shares outstanding ($.01 par value)	512,177
Net asset value per share: Class C(#)	$13.96
Class C — Net assets	$1,393,836
Class C — Shares outstanding ($.01 par value)	99,860
Net asset value per share: Class S(#)	$14.02
Class S — Net assets	$426,011,799
Class S — Shares outstanding ($.01 par value)	30,382,700
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$31,163
(a) Cash Collateral for Futures	$1,519
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 131

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$8,107
Dividends from affiliated Russell funds	25
Total investment income	8,132

Expenses
Advisory fees	2,752
Administrative fees	187
Custodian fees	106
Distribution fees - Class A	14
Distribution fees - Class C	9
Transfer agent fees - Class A	12
Transfer agent fees - Class C	2
Transfer agent fees - Class S	772
Professional fees	49
Registration fees	48
Shareholder servicing fees - Class C	3
Trustees’ fees	10
Printing fees	17
Miscellaneous	26
Expenses before reductions	4,007
Expense reductions	(560)
Net expenses	3,447
Net investment income (loss)	4,685

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	34,771
Futures contracts	3,698
Net realized gain (loss)	38,469
Net change in unrealized appreciation (depreciation) on:
Investments	8,418
Futures contracts	190
Net change in unrealized appreciation (depreciation)	8,608
Net realized and unrealized gain (loss)	47,077
Net Increase (Decrease) in Net Assets from Operations	$51,762

See accompanying notes which are an integral part of the financial statements.

132 Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,685	$3,233
Net realized gain (loss)	38,469	22,519
Net change in unrealized appreciation (depreciation)	8,608	50,433
Net increase (decrease) in net assets from operations	51,762	76,185

Distributions
From net investment income
Class A	(57)	(20)
Class C	(4)	(1)
Class S	(4,623)	(3,200)
From net realized gain
Class A	(313)	(5)
Class C	(69)	(2)
Class S	(23,479)	(1,291)
Net decrease in net assets from distributions	(28,545)	(4,519)

Share Transactions*
Net increase (decrease) in net assets from share transactions	62,467	35,364
Total Net Increase (Decrease) in Net Assets	85,684	107,030

Net Assets
Beginning of period	348,888	241,858
End of period	$434,572	$348,888
Undistributed (overdistributed) net investment income included in net assets	$176	$176

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 133

Russell Investment Company Russell U.S. Large Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	223	$2,968	305	$3,667
Proceeds from reinvestment of distributions	28	370	2	25
Payments for shares redeemed	(79)	(1,062)	(66)	(765)
Net increase (decrease)	172	2,276	241	2,927
Class C
Proceeds from shares sold	53	701	61	729
Proceeds from reinvestment of distributions	6	73	—**	3
Payments for shares redeemed	(22)	(295)	(33)	(396)
Net increase (decrease)	37	479	28	336
Class S
Proceeds from shares sold	6,466	86,261	8,071	93,657
Proceeds from reinvestment of distributions	2,165	28,099	396	4,492
Payments for shares redeemed	(4,092)	(54,648)	(5,471)	(66,048)
Net increase (decrease)	4,539	59,712	2,996	32,101
Total increase (decrease)	4,748	$62,467	3,265	$35,364

** Less than 500

See accompanying notes which are an integral part of the financial statements.

134 Russell U.S. Large Cap Equity Fund

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Russell Investment Company

Russell U.S. Large Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income(Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	13.27	.12	1.63	1.75	(.13)	(.90)
October 31, 2013	10.52	.06	2.85	2.91	(.11)	(.05)
October 31, 2012(4)	10.00	.05	.53	.58	(.06)	—

Class C
October 31, 2014	13.25	.02	1.63	1.65	(.04)	(.90)
October 31, 2013	10.51	—(f)	2.82	2.82	(.03)	(.05)
October 31, 2012(4)	10.00	—(f)	.52	.52	(.01)	—

Class S
October 31, 2014	13.29	.16	1.63	1.79	(.16)	(.90)
October 31, 2013	10.52	.13	2.82	2.95	(.13)	(.05)
October 31, 2012(4)	10.00	.07	.52	.59	(.07)	—

See accompanying notes which are an integral part of the financial statements.

136 Russell U.S. Large Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.03)	13.99	13.85	7,166	1.26	1.12	.93	81
(.16)	13.27	27.93	4,509	1.28	1.12	.48	84
(.06)	10.52	5.76	1,037	1.28	1.11	.64	55

(.94)	13.96	13.06	1,394	2.01	1.87	.18	81
(.08)	13.25	26.99	838	2.03	1.87	.02	84
(.01)	10.51	5.17	367	2.11	1.86	(.01)	55

(1.06)	14.02	14.17	426,012	1.01	.87	1.20	81
(.18)	13.29	28.35	343,541	1.03	.87	1.06	84
(.07)	10.52	5.85	240,454	1.11	.86	.96	55

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund 137

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Mid Cap Equity Fund - Class A‡			Russell U.S. Mid Cap Equity Fund - Class S
	Total			Total
	Return			Return
1 Year	5.60%		1 Year	12.28%
Inception*	13.37	%§	Inception*	16.15	%§

Russell U.S. Mid Cap Equity Fund - Class C			Russell Midcap® Index**
	Total			Total
	Return			Return
1 Year	11.18%		1 Year	15.32%
Inception*	15.02	%§	Inception*	18.55	%§

138 Russell U.S. Mid Cap Equity Fund

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Mid Cap Equity Fund (the “Fund”) employs	From a sector perspective, the Fund was penalized for being
a multi-manager approach whereby portions of the Fund	underweight to the utilities and health care sectors (especially
are allocated to different money managers. Fund assets not	within pharmaceuticals and biotechnology stocks), while
allocated to money managers are managed by Russell Investment	an underweight to the poor performing energy sector and an
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	overweight the technology sector were beneficial.
may change the allocation of the Fund’s assets among money
managers at any time. An exemptive order from the Securities	How did the investment strategies and techniques employed
and Exchange Commission (“SEC”) permits RIMCo to engage	by the Fund and its money managers affect its benchmark-
or terminate a money manager at any time, subject to approval	relative performance?
by the Fund’s Board, without a shareholder vote. Pursuant to the	Negative stock selection effects were attributable to a majority of
terms of the exemptive order, the Fund is required to notify its	the Fund’s benchmark relative returns. As of October 31, 2014,
shareholders within 90 days of when a money manager begins	the Fund had three money managers: one growth orientated, one
providing services. As of October 31, 2014, the Fund had three	value orientated and one market orientated. Two of the three
money managers.	managers underperformed their respective benchmarks. The
Fund also employs a positioning strategy managed by RIMCo
What is the Fund’s investment objective?	which aims to control Fund-level exposures and/or risks with an
The Fund seeks to provide long term capital growth.	optimized portfolio.

How did the Fund perform relative to its benchmark for the	Arbor Asset Management (“Arbor”) underperformed the Russell
fiscal year ended October 31, 2014?	Midcap® Growth Index for the fiscal year. While Arbor had solid
For the fiscal year ended October 31, 2014, the Fund’s Class A,	performance towards the end of the fiscal year, it wasn’t enough
Class C and Class S Shares gained 12.05%, 11.18% and 12.28%,	to overcome negative stock selection effects within the computer
respectively. This is compared to the Fund’s benchmark, the	software and health care industries. Arbor’s underweight to the
Russell Midcap® Index, which gained 15.32% during the same	pharmaceuticals and biotechnology industries was also penalized.
period. The Fund’s performance includes operating expenses,	Ceredex Value Advisors LLC (“Ceredex”) underperformed the
whereas index returns are unmanaged and do not include	Russell Midcap® Value Index for the fiscal year. Ceredex’s stock
expenses of any kind.	selection within the consumer discretionary and technology sectors
For the fiscal year ended October 31, 2014, the Morningstar®	was the largest negative impact to performance over the period.
Mid-Cap Blend, a group of funds that Morningstar considers to	An overweight to the producer durables and an underweight to
have investment strategies similar to those of the Fund, gained	utilities sectors also detracted, while an overweight to health care
11.11%. This result serves as a peer comparison and is expressed	services added value.
net of operating expenses.	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
RIMCo may assign a money manager a specific style or	outperformed the Russell Midcap® Index for the fiscal year.
capitalization benchmark other than the Fund’s index. However,	Jacobs Levy’s quantitative modeling approach benefited from an
the Fund’s primary index remains the benchmark for the Fund	overweight to the highest price momentum stocks during the year.
and is representative of the aggregate of each money manager’s	Holdings within technology and consumer staples sectors also
benchmark index.	added value.
RIMCo manages the portion of the Fund’s assets that RIMCo
How did the market conditions described in the Market	determines not to allocate to the money managers. Assets not
Summary report affect the Fund’s performance?	allocated to managers include the Fund’s liquidity reserves and
The fiscal year saw strong performance for U.S. mid capitalization	assets which may be managed directly by RIMCo to modify the
equity securities. The Fund was consistently underweight to the	Fund’s overall portfolio characteristics to seek to achieve the
highest dividend yielding stocks and overweight to the lowest	desired risk/return profile for the Fund.
market capitalization tier stocks within the Russell Midcap®
Index. The market environment was mixed to these factors, as the	RIMCo manages a strategy that invests in a portfolio of stocks that it considers representative of the Russell Midcap® Index, smallest and highest yielding stocks in the Index detracted. The
Fund’s underweight to companies with highly leveraged balance	with a focus on decreasing the Fund’s volatility and increasing
sheets detracted from benchmark relative returns for the fiscal	the Fund’s momentum while preserving the effects of the money
year.	managers’ active stock selection. The strategy aims to control
Fund-level exposures and/or risks with an optimized portfolio.
Optimized index sampling strategies do not attempt to purchase

Russell U.S. Mid Cap Equity Fund 139

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

every security in the reference index, but instead purchase a	There were no changes to the Fund’s structure or money manager
sampling of securities using optimization and risk models. This	line up during the fiscal year.
process involves the analysis of tradeoffs between various factors
as well as turnover and transaction costs in order to estimate	Money Managers as of October 31,
optimal portfolio holdings based upon the reference index in order	2014	Styles
to achieve desired Fund exposures. The strategy outperformed	Arbor Capital Management, LLC	Growth
the Russell Midcap® Index for the fiscal year. Overweights to the	Ceredex Value Advisors LLC	Value
	Jacobs Levy Equity Management, Inc.	Market-Oriented
producer durables and health care sectors, and an underweight to	The views expressed in this report reflect those of the portfolio
the energy sector, were beneficial. RIMCo’s tilt toward holdings	managers only through the end of the period covered by
with larger market capitalization and lower betas (stocks with low	the report. These views do not necessarily represent the
sensitivity to market movements) than the Russell Midcap® Index views of RIMCo, or any other person in RIMCo or any other
added value.	affiliated organization. These views are subject to change
During the period, RIMCo used index futures contracts to	at any time based upon market conditions or other events,
equitize Fund and manager cash. The use of these derivatives	and RIMCo disclaims any responsibility to update the views
had a positive impact on Fund performance for the fiscal year.	contained herein. These views should not be relied on as
Describe any changes to the Fund’s structure or the money	investment advice and, because investment decisions for
manager line-up.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on February 6, 2012.
**	Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

140 Russell U.S. Mid Cap Equity Fund

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,070.80	$1,019.06
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$6.37	$6.21

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,066.90	$1,015.27
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$10.26	$10.01
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.97%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class S	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,071.90	$1,020.32
	Expenses Paid During Period*	$5.07	$4.94

* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell U.S. Mid Cap Equity Fund 141

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.1%			Tupperware Brands Corp.	221	14
Consumer Discretionary - 17.6%			VF Corp.	915	62
Advance Auto Parts, Inc.	6,137	902	Viacom, Inc. Class B	7,909	575
Amerco, Inc.	83	23	Wendy's Co. (The)	2,167	17
Aramark	8,600	240	Williams-Sonoma, Inc.	293	19
AutoZone, Inc.(Æ)	1,572	870	WPP PLC - ADR	250	24
Big Lots, Inc.	10,900	498			35,814
Buffalo Wild Wings, Inc.(Æ)	840	125
Burger King Worldwide, Inc.	674	22	Consumer Staples - 3.3%
CarMax, Inc.(Æ)	26,977	1,508	Andersons, Inc. (The)	6,300	401
Carter's, Inc.	14,006	1,094	Campbell Soup Co.	408	18
Chipotle Mexican Grill, Inc. Class A(Æ)	1,190	759	Casey's General Stores, Inc.	1,300	106
Choice Hotels International, Inc.	5,000	267	Church & Dwight Co., Inc.	3,051	221
CST Brands, Inc.	15,900	608	Clorox Co. (The)	2,710	270
Discovery Communications, Inc. Class A(Æ)	492	17	ConAgra Foods, Inc.	607	21
Discovery Communications, Inc. Class C(Æ)	492	17	Constellation Brands, Inc. Class A(Æ)	223	20
DISH Network Corp. Class A(Æ)	9,700	617	Dr Pepper Snapple Group, Inc.	3,995	277
Dollar Tree, Inc.(Æ)	16,505	1,000	Hershey Co. (The)	2,633	253
Domino's Pizza, Inc.	7,612	676	Hormel Foods Corp.	386	21
DR Horton, Inc.	31,400	716	Ingredion, Inc.	258	20
Dunkin' Brands Group, Inc.	367	17	Kroger Co. (The)	21,981	1,225
Foot Locker, Inc.	11,900	667	McCormick & Co., Inc.	3,328	235
Gap, Inc. (The)	17,771	673	Monster Beverage Corp.(Æ)	7,600	767
Goodyear Tire & Rubber Co. (The)	23,102	560	Pinnacle Foods, Inc.	1,031	35
Graham Holdings Co. Class B	37	29	Sprouts Farmers Market, Inc.(Æ)(Ñ)	35,911	1,045
H&R Block, Inc.	2,203	71	Sysco Corp.	19,800	763
Hanesbrands, Inc.	8,573	905	Tyson Foods, Inc. Class A	18,100	730
Harman International Industries, Inc.	5,410	581	WhiteWave Foods Co. (The) Class A(Æ)	7,500	279
Hilton Worldwide Holdings, Inc.(Æ)	25,100	634			6,707
Hyatt Hotels Corp. Class A(Æ)	7,600	450
Johnson Controls, Inc.	18,300	865	Energy - 4.6%
KAR Auction Services, Inc.	29,800	905	Baker Hughes, Inc.	26,476	1,402
KB Home(Ñ)	31,900	502	Cabot Oil & Gas Corp.	17,400	541
L Brands, Inc.	12,000	865	Cheniere Energy, Inc.(Æ)	467	35
Lear Corp.	373	35	Delek US Holdings, Inc.	1,800	61
Live Nation Entertainment, Inc.(Æ)	49,967	1,299	FMC Technologies, Inc.(Æ)	28,417	1,592
LKQ Corp.(Æ)	57,981	1,657	Nabors Industries, Ltd.	32,300	577
Macy's, Inc.	10,900	630	NextEra Energy Partners, LP(Æ)(Ñ)	13,710	501
Mattel, Inc.	56,100	1,743	Noble Energy, Inc.	19,363	1,116
MercadoLibre, Inc.(Ñ)	11,669	1,589	ONEOK, Inc.	3,715	219
Mohawk Industries, Inc.(Æ)	135	19	Patterson-UTI Energy, Inc.	21,100	486
NVR, Inc.(Æ)	136	167	PBF Energy, Inc. Class A	4,900	128
Omnicom Group, Inc.	11,100	798	Pioneer Natural Resources Co.	3,650	690
O'Reilly Automotive, Inc.(Æ)	14,541	2,557	Rowan Companies PLC(Æ)	576	14
Penske Automotive Group, Inc.	4,900	222	Seventy Seven Energy, Inc.(Æ)	1,285	17
Priceline Group, Inc. (The)(Æ)	1,056	1,274	SM Energy Co.	7,700	433
PVH Corp.	7,400	846	Targa Resources Corp.	4,880	628
Ralph Lauren Corp. Class A	3,700	610	Unit Corp.(Æ)	1,185	57
Regal Entertainment Group Class A(Ñ)	18,991	421	Valero Energy Corp.	4,085	205
Ross Stores, Inc.	11,371	918	Whiting Petroleum Corp.(Æ)	9,700	594
Royal Caribbean Cruises, Ltd.	9,400	639			9,296
Sally Beauty Holdings, Inc.(Æ)	3,158	93
Scripps Networks Interactive, Inc. Class A	1,400	108	Financial Services - 20.4%
Service Corp. International	970	21	Affiliated Managers Group, Inc.(Æ)	3,730	745
Signet Jewelers, Ltd.	179	21	Aflac, Inc.	4,400	263
Starz(Æ)	846	26	Alexandria Real Estate Equities, Inc.(ö)	248	21
Thor Industries, Inc.	314	17	Alleghany Corp.(Æ)	430	191
TJX Cos., Inc.	6,700	424	Allied World Assurance Co. Holdings AG	453	17
TripAdvisor, Inc.(Æ)	14,506	1,286	Allstate Corp. (The)	11,012	714
			American Campus Communities, Inc.(ö)	22,571	886
See accompanying notes which are an integral part of the financial statements.
142 Russell U.S. Mid Cap Equity Fund

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
American Financial Group, Inc.	745	45	Prologis, Inc.(ö)	16,236	676
American Homes 4 Rent Class A(ö)	1,565	27	Protective Life Corp.	359	25
American Tower Corp. Class A(ö)	1,800	176	Prudential Financial, Inc.	3,800	336
Ameriprise Financial, Inc.	16,000	2,019	Regions Financial Corp.	98,009	973
Annaly Capital Management, Inc.(ö)	7,053	80	Reinsurance Group of America, Inc. Class A	239	20
Aon PLC	18,637	1,603	RenaissanceRe Holdings, Ltd.	313	32
Arch Capital Group, Ltd.(Æ)	12,300	693	StanCorp Financial Group, Inc.	302	21
Arthur J Gallagher & Co.	14,300	682	SVB Financial Group(Æ)	5,476	613
Aspen Insurance Holdings, Ltd.	9,700	423	T Rowe Price Group, Inc.	18,112	1,487
Assurant, Inc.	10,947	747	Taubman Centers, Inc.(ö)	260	20
Axis Capital Holdings, Ltd.	13,055	628	TCF Financial Corp.	27,021	417
BankUnited, Inc.	15,000	449	TD Ameritrade Holding Corp.	39,844	1,344
Boston Properties, Inc.(ö)	5,070	643	TFS Financial Corp.	2,280	34
Brixmor Property Group, Inc.(ö)	9,590	234	Torchmark Corp.	1,002	53
CBOE Holdings, Inc.	12,233	721	Total System Services, Inc.	600	20
City National Corp.	7,600	598	Umpqua Holdings Corp.	56,000	986
CNA Financial Corp.	442	17	Vornado Realty Trust(ö)	1,527	167
Comerica, Inc.	35,465	1,693	Voya Financial, Inc.	17,240	677
Crown Castle International Corp.(ö)	13,100	1,023	White Mountains Insurance Group, Ltd.	191	119
Cullen/Frost Bankers, Inc.	7,900	638	WP Carey, Inc.(ö)	1,471	100
DDR Corp.(ö)	1,072	19	Zions Bancorporation	46,100	1,336
Discover Financial Services	6,200	395			41,638
Douglas Emmett, Inc.(ö)	21,300	599
Duke Realty Corp.(ö)	35,100	666	Health Care - 10.4%
Endurance Specialty Holdings, Ltd.	362	21	Aetna, Inc.	14,600	1,205
Equity Commonwealth(Æ)(ö)	3,649	97	AmerisourceBergen Corp. Class A	3,190	273
Everest Re Group, Ltd.	4,240	724	athenahealth, Inc.(Æ)	5,269	645
Extra Space Storage, Inc.(ö)	612	36	Boston Scientific Corp.(Æ)	63,915	849
FactSet Research Systems, Inc.(Ñ)	12,064	1,586	Cardinal Health, Inc.(Ñ)	12,882	1,011
Fidelity National Information Services, Inc.	303	18	CareFusion Corp.(Æ)	468	27
Fifth Third Bancorp	1,518	30	Centene Corp.(Æ)	6,000	556
FNF Group	527	16	Cerner Corp.(Æ)	31,358	1,986
Forest City Enterprises, Inc. Class A(Æ)	4,044	85	Cigna Corp.	22,900	2,280
Global Payments, Inc.	9,100	733	Community Health Systems, Inc.(Æ)	9,800	539
Hanover Insurance Group, Inc. (The)	6,386	428	Cooper Cos., Inc. (The)	137	22
Hartford Financial Services Group, Inc.	47,890	1,896	Covance, Inc.(Æ)	223	18
Health Care REIT, Inc.(ö)	745	53	CR Bard, Inc.	132	22
Howard Hughes Corp. (The)(Æ)	125	18	Dentsply International, Inc.	3,669	186
Hudson City Bancorp, Inc.	16,299	157	Edwards Lifesciences Corp.(Æ)	6,410	775
Invesco, Ltd.	31,690	1,283	HCA Holdings, Inc.(Æ)	12,200	855
Jack Henry & Associates, Inc.	12,275	734	Health Net, Inc.(Æ)	16,600	789
Kimco Realty Corp.(ö)	8,483	212	Henry Schein, Inc.(Æ)	1,702	204
Lazard, Ltd. Class A	19,489	959	Hill-Rom Holdings, Inc.	19,000	845
M&T Bank Corp.	2,083	255	Humana, Inc.	7,500	1,041
Markel Corp.(Æ)	369	255	IDEXX Laboratories, Inc.(Æ)	1,583	224
MB Financial, Inc.	26,900	849	Laboratory Corp. of America Holdings(Æ)	2,335	255
McGraw Hill Financial, Inc.	10,260	928	Magellan Health, Inc.(Æ)	6,600	399
MFA Financial, Inc.(ö)	11,144	93	Mylan, Inc.(Æ)	369	20
Mid-America Apartment Communities, Inc.			Nektar Therapeutics(Æ)	6,100	84
(ö)	260	18	Omnicare, Inc.	25,455	1,695
Moody's Corp.	949	94	Patterson Cos., Inc.	415	18
Morningstar, Inc.	2,500	171	Quest Diagnostics, Inc.	3,923	249
Navient Corp.	11,812	234	Sirona Dental Systems, Inc.(Æ)	1,741	137
New York Community Bancorp, Inc.	11,292	180	St. Jude Medical, Inc.	815	52
Northern Trust Corp.	11,000	729	STERIS Corp.	27,046	1,671
PartnerRe, Ltd.	216	25	Teleflex, Inc.	1,268	145
Plum Creek Timber Co., Inc.(ö)	712	29	Universal Health Services, Inc. Class B	423	44
Principal Financial Group, Inc.	14,957	783	WellPoint, Inc.	16,685	2,114
Progressive Corp. (The)	30,200	798

			See accompanying notes which are an integral part of the financial statements.
			Russell U.S. Mid Cap Equity Fund 143

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Zoetis, Inc. Class A	703	26	Kirby Corp.(Æ)	172	19
		21,261	Knight Transportation, Inc.	5,990	175
			L-3 Communications Holdings, Inc.	5,912	718
Materials and Processing - 7.5%			Landstar System, Inc.	9,300	688
Airgas, Inc.	12,025	1,341	Lexmark International, Inc. Class A	16,000	691
Albemarle Corp.	259	15	Manpowergroup, Inc.	8,200	547
Alcoa, Inc.	49,500	830	Navistar International Corp.(Æ)	6,300	223
AptarGroup, Inc.	1,709	106	Oshkosh Corp.	12,700	568
Ashland, Inc.	9,200	994	PACCAR, Inc.	289	19
Ball Corp.	553	36	Parker-Hannifin Corp.	2,400	305
Bemis Co., Inc.	2,635	101	Paychex, Inc.	16,100	756
Brown-Forman Corp. Class B - ADR(Æ)	202	19	Republic Services, Inc. Class A	5,569	214
Cabot Corp.	30,647	1,423	Rockwell Automation, Inc.	8,528	958
Ecolab, Inc.	13,812	1,536	Rockwell Collins, Inc.	232	20
Fastenal Co.	21,993	969	Rollins, Inc.	53,933	1,719
Ingersoll-Rand PLC	16,176	1,013	RR Donnelley & Sons Co.	1,120	20
International Flavors & Fragrances, Inc.	6,188	613	Ryder System, Inc.	301	27
Lennox International, Inc.	7,275	647	Southwest Airlines Co.	845	29
Martin Marietta Materials, Inc.	7,157	837	SPX Corp.	800	76
Masco Corp.	29,400	649	Stanley Black & Decker, Inc.	262	25
MeadWestvaco Corp.	18,700	826	Stericycle, Inc.(Æ)	20,220	2,548
Nucor Corp.	1,700	92	Textron, Inc.	19,100	793
Owens-Illinois, Inc.(Æ)	590	15	Tidewater, Inc.	35,930	1,325
Packaging Corp. of America	1,037	75	Towers Watson & Co. Class A	9,400	1,037
Pentair PLC(Æ)	9,667	648	TransDigm Group, Inc.	125	23
PPG Industries, Inc.	2,350	479	Trimble Navigation, Ltd.(Æ)	38,287	1,028
Rock-Tenn Co. Class A	386	20	Tyco International, Ltd.	11,746	504
Sherwin-Williams Co. (The)	3,680	845	Vectrus, Inc.(Æ)	1,611	39
Sigma-Aldrich Corp.	2,354	320	Wabtec Corp.	8,440	728
Silgan Holdings, Inc.	1,129	55	Waste Connections, Inc.	411	20
Sonoco Products Co.	2,593	106	WW Grainger, Inc.	131	32
Steel Dynamics, Inc.	1,095	25			24,431
Timken Co. (The)	12,900	555
Valspar Corp.	2,167	178	Technology - 15.8%
		15,368	Amdocs, Ltd.	4,845	230
			Aruba Networks, Inc.(Æ)	12,600	272
Producer Durables - 12.0%			Autodesk, Inc.(Æ)	12,900	742
AGCO Corp.	309	14	Broadcom Corp. Class A	21,600	905
Agilent Technologies, Inc.	17,639	975	Brocade Communications Systems, Inc.	82,638	887
AO Smith Corp.	21,718	1,159	CA, Inc.	5,988	174
Avery Dennison Corp.	884	41	Cadence Design Systems, Inc.(Æ)	41,960	753
B/E Aerospace, Inc.(Æ)	3,894	290	Concur Technologies, Inc.(Æ)	16,105	2,067
CH Robinson Worldwide, Inc.	3,486	241	Dolby Laboratories, Inc. Class A	9,190	385
Cintas Corp.	332	24	Electronic Arts, Inc.(Æ)	24,350	998
Colfax Corp.(Æ)	251	14	Freescale Semiconductor, Ltd.(Æ)(Ñ)	17,800	354
Covanta Holding Corp.	3,260	72	Gartner, Inc.(Æ)	8,770	708
Crane Co.	294	18	Harris Corp.	8,400	585
CSX Corp.	1,656	59	Ingram Micro, Inc. Class A(Æ)	21,700	582
Cummins, Inc.	990	145	Intersil Corp. Class A	99,100	1,317
Delta Air Lines, Inc.	23,400	941	Intuit, Inc.	3,253	286
Dover Corp.	215	17	Juniper Networks, Inc.	96,300	2,029
Fluor Corp.	9,400	624	Lambda TD Software, Inc.(Æ)	8,400	150
Graco, Inc.	5,900	463	LinkedIn Corp. Class A(Æ)	4,908	1,124
HD Supply Holdings, Inc.(Æ)	17,300	499	Marvell Technology Group, Ltd.	51,500	692
Huntington Ingalls Industries, Inc.	7,378	781	Maxim Integrated Products, Inc.	48,500	1,423
IHS, Inc. Class A(Æ)	14,770	1,935	Mentor Graphics Corp.	21,160	448
Itron, Inc.(Æ)	4,766	186	Microchip Technology, Inc.	394	17
ITT Corp.	971	44	Motorola Solutions, Inc.	16,365	1,056
Kennametal, Inc.	383	15	NetApp, Inc.	57,827	2,475

See accompanying notes which are an integral part of the financial statements.

144 Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($) or		Value	Amount ($) or	Value
	Shares		$	Shares	$
Palo Alto Networks, Inc.(Æ)	8,500		898
Plexus Corp.(Æ)	900		37	Total Investments 101.9%
Polycom, Inc.(Æ)	32,900		430	(identified cost $178,167)	207,696
Red Hat, Inc.(Æ)	12,400		731
Rovi Corp.(Æ)	10,000		209	Other Assets and Liabilities, Net
SanDisk Corp.	20,800		1,958	(1.9%)	(3,814)
SBA Communications Corp. Class A(Æ)	5,617		631	Net Assets - 100.0%	203,882
Seagate Technology PLC	14,200		892
Symantec Corp.	35,200		874
Synopsys, Inc.(Æ)	20,403		836
Ultimate Software Group, Inc.(Æ)	9,551		1,437
VMware, Inc. Class A(Æ)	800		67
Western Digital Corp.	9,882		972
Workday, Inc. Class A(Æ)	15,153		1,447
Zynga, Inc. Class A(Æ)	84,000		214
			32,292

Utilities - 3.5%
AGL Resources, Inc.	3,645		196
Alliant Energy Corp.	1,670		103
American Water Works Co., Inc.	4,987		266
Aqua America, Inc.	4,506		118
Atmos Energy Corp.	1,157		61
Calpine Corp.(Æ)	10,577		241
CenterPoint Energy, Inc.	1,704		42
Consolidated Edison, Inc.	327		21
DTE Energy Co.	347		29
Edison International	13,400		839
Energen Corp.	225		15
Entergy Corp.	1,120		94
Exelon Corp.	25,600		937
Great Plains Energy, Inc.	749		20
Integrys Energy Group, Inc.	369		27
ITC Holdings Corp.	17,000		673
Northeast Utilities	4,437		219
NRG Energy, Inc.	42,100		1,262
OGE Energy Corp.	504		19
Pepco Holdings, Inc.	2,114		58
Pinnacle West Capital Corp.	415		26
PPL Corp.	574		20
Questar Corp.	3,102		75
Sempra Energy	11,019		1,212
UGI Corp.	4,374		165
Vectren Corp.	455		20
Westar Energy, Inc. Class A	3,257		123
Xcel Energy, Inc.	6,686		224
			7,105

Total Common Stocks
(cost $164,383)			193,912

Short-Term Investments - 4.5%
Russell U.S. Cash Management Fund	9,184,521	(8)	9,185
Total Short-Term Investments
(cost $9,185)			9,185

Other Securities - 2.3%
Russell U.S. Cash Collateral Fund(×)	4,599,095	(8)	4,599
Total Other Securities
(cost $4,599)			4,599

				See accompanying notes which are an integral part of the financial statements.
				Russell U.S. Mid Cap Equity Fund 145

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures	67	USD	9,483	12/14	201
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					201

Presentation of Portfolio Holdings
Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$35,814	$—		$—	$35,814	17.6
Consumer Staples	6,707	—		—	6,707	3.3
Energy	9,296	—		—	9,296	4.6
Financial Services	41,638	—		—	41,638	20.4
Health Care	21,261	—		—	21,261	10.4
Materials and Processing	15,368	—		—	15,368	7.5
Producer Durables	24,431	—		—	24,431	12.0
Technology	32,292	—		—	32,292	15.8
Utilities	7,105	—		—	7,105	3.5
Short-Term Investments	—	9,185		—	9,185	4.5
Other Securities	—	4,599		—	4,599	2.3
Total Investments	193,912	13,784		—	207,696	101.9
Other Assets and Liabilities, Net						(1.9)
						100.0
Other Financial Instruments
Futures Contracts	201	—		—	201	0.1
Total Other Financial Instruments*	$201	$—		$—	$201

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

146 Russell U.S. Mid Cap Equity Fund

Russell Investment Company
Russell U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$201

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,020

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(88)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 147

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross		Net Amounts
		Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$4,624	$ —	$4,624
Futures Contracts	Variation margin on futures contracts	115	—	115
Total		$4,739	$ —	$4,739

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$1,785	$	— $	1,785	$—
Credit Suisse	359		—	359	—
Goldman Sachs	461		—	461	—
JPMorgan Chase	1,528		—	1,528	—
Merrill Lynch	115		—	—	115
Morgan Stanley	491		—	491	—
Total	$4,739	$	— $	4,624	$115

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

148 Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$178,167
Investments, at fair value(>)	207,696
Cash (restricted)(a)	742
Receivables:
Dividends and interest	71
Investments sold	1,792
Fund shares sold	217
Variation margin on futures contracts	115
Total assets	210,633

Liabilities
Payables:
Investments purchased	1,756
Fund shares redeemed	163
Accrued fees to affiliates	161
Other accrued expenses	72
Payable upon return of securities loaned	4,599
Total liabilities	6,751

Net Assets	$203,882

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 149

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Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$27
Accumulated net realized gain (loss)	15,917
Unrealized appreciation (depreciation) on:
Investments	29,529
Futures contracts	201
Shares of beneficial interest	153
Additional paid-in capital	158,055
Net Assets	$203,882
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.27
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$14.08
Class A — Net assets	$4,560,079
Class A — Shares outstanding ($.01 par value)	343,609
Net asset value per share: Class C(#)	$13.08
Class C — Net assets	$1,967,641
Class C — Shares outstanding ($.01 par value)	150,426
Net asset value per share: Class S(#)	$13.30
Class S — Net assets	$197,354,309
Class S — Shares outstanding ($.01 par value)	14,835,340
Amounts in thousands
(*) Securities on loan included in investments	$4,624
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$13,784
(a) Cash Collateral for Futures	$742
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

150 Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$2,377
Dividends from affiliated Russell funds	10
Securities lending income	15
Total investment income	2,402

Expenses
Advisory fees	1,476
Administrative fees	88
Custodian fees	111
Distribution fees - Class A	9
Distribution fees - Class C	11
Transfer agent fees - Class A	7
Transfer agent fees - Class C	3
Transfer agent fees - Class S	359
Professional fees	50
Registration fees	42
Shareholder servicing fees - Class C	4
Trustees’ fees	5
Printing fees	8
Miscellaneous	15
Expenses before reductions	2,188
Expense reductions	(375)
Net expenses	1,813
Net investment income (loss)	589

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	15,815
Futures contracts	1,020
Net realized gain (loss)	16,835
Net change in unrealized appreciation (depreciation) on:
Investments	4,174
Futures contracts	(88)
Net change in unrealized appreciation (depreciation)	4,086
Net realized and unrealized gain (loss)	20,921
Net Increase (Decrease) in Net Assets from Operations	$21,510

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 151

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Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$589	$711
Net realized gain (loss)	16,835	19,833
Net change in unrealized appreciation (depreciation)	4,086	24,428
Net increase (decrease) in net assets from operations	21,510	44,972

Distributions
From net investment income
Class A	(7)	(5)
Class C	—	(1)
Class S	(758)	(822)
From net realized gain
Class A	(315)	—
Class C	(108)	—
Class S	(17,800)	—
Net decrease in net assets from distributions	(18,988)	(828)

Share Transactions*
Net increase (decrease) in net assets from share transactions	34,425	(17)
Total Net Increase (Decrease) in Net Assets	36,947	44,127

Net Assets
Beginning of period	166,935	122,808
End of period	$203,882	$166,935
Undistributed (overdistributed) net investment income included in net assets	$27	$28

See accompanying notes which are an integral part of the financial statements.

152 Russell U.S. Mid Cap Equity Fund

Russell Investment Company Russell U.S. Mid Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	149	$1,881	153	$1,801
Proceeds from reinvestment of distributions	26	317	1	5
Payments for shares redeemed	(49)	(639)	(26)	(291)
Net increase (decrease)	126	1,559	128	1,515
Class C
Proceeds from shares sold	117	1,480	47	540
Proceeds from reinvestment of distributions	9	108	—	—
Payments for shares redeemed	(27)	(338)	(16)	(206)
Net increase (decrease)	99	1,250	31	334
Class S
Proceeds from shares sold	3,116	39,588	4,084	45,927
Proceeds from reinvestment of distributions	1,260	15,435	56	627
Payments for shares redeemed	(1,834)	(23,407)	(4,136)	(48,420)
Net increase (decrease)	2,542	31,616	4	(1,866)
Total increase (decrease)	2,767	$34,425	163	$(17)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 153

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Russell U.S. Mid Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	13.26	.01	1.46	1.47	(.03)	(1.43)
October 31, 2013	9.89	.01	3.40	3.41	(.04)	—
October 31, 2012(4)	10.00	-(f)	(.08)	(.08)	(.03)	—

Class C
October 31, 2014	13.16	(.09)	1.44	1.35	—	(1.43)
October 31, 2013	9.86	(.07)	3.39	3.32	(.02)	—
October 31, 2012(4)	10.00	(.05)	(.09)	(.14)	—(f)	—

Class S
October 31, 2014	13.29	.04	1.45	1.49	(.05)	(1.43)
October 31, 2013	9.90	.06	3.39	3.45	(.06)	—
October 31, 2012(4)	10.00	.03	(.10)	(.07)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

154 Russell U.S. Mid Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.46)	13.27	12.05	4,560	1.42	1.22	.07	96
(.04)	13.26	34.59	2,896	1.44	1.22	.11	122
(.03)	9.89	(.85)	897	1.44	1.21	.06	96

(1.43)	13.08	11.18	1,968	2.17	1.97	(.70)	96
(.02)	13.16	33.67	672	2.19	1.97	(.63)	122
—(f)	9.86	(1.36)	197	2.24	1.96	(.64)	96

(1.48)	13.30	12.28	197,354	1.17	.97	.33	96
(.06)	13.29	34.87	163,367	1.19	.97	.47	122
(.03)	9.90	(.66)	121,714	1.25	.96	.40	96

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund 155

Russell Investment Company Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell U.S. Small Cap Equity Fund - Class A‡			Russell U.S. Small Cap Equity Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	0.57%		1 Year	7.01%
5 Years	15.81	%§	5 Years	17.47	%§
10 Years	7.02	%§	10 Years	7.90	%§

Russell U.S. Small Cap Equity Fund - Class C‡‡			Russell U.S. Small Cap Equity Fund - Class Y
	Total			Total
	Return			Return
1 Year	5.91%		1 Year	7.17%
5 Years	16.30	%§	5 Years	17.69	%§
10 Years	7.15	%§	10 Years	8.06	%§

Russell U.S. Small Cap Equity Fund - Class E			Russell 2000® Index**
	Total			Total
	Return			Return
1 Year	6.71%		1 Year	8.06%
5 Years	17.24	%§	5 Years	17.39	%§
10 Years	7.69	%§	10 Years	8.67	%§

			U.S. Small Cap Equity Linked Benchmark***
Russell U.S. Small Cap Equity Fund - Class I				Total
	Total			Return
	Return		1 Year	8.06%
1 Year	7.06%		5 Years	17.79	%§
5 Years	17.57	%§	10 Years	9.40	%§
10 Years	7.96	%§

156 Russell U.S. Small Cap Equity Fund

Russell Investment Company Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell U.S. Small Cap Equity Fund (the “Fund”) employs	sectors. Growth stocks narrowly outperformed value stocks and
a multi-manager approach whereby portions of the Fund	defensive stocks beat dynamic stocks for the fiscal year, which
are allocated to different money managers. Fund assets not	contributed negatively to the Fund’s value tilt and aided the
allocated to money managers are managed by Russell Investment	Fund’s exposure toward stocks with lower betas. The Fund’s
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	emphasis on stocks with higher quality measures was mixed, as
may change the allocation of the Fund’s assets among money	stocks with modest amounts of leverage and lower returns-on-
managers at any time. An exemptive order from the Securities	equity outperformed.
and Exchange Commission (“SEC”) permits RIMCo to engage	With the continuation of the economic recovery in mind, the
or terminate a money manager at any time, subject to approval	Fund was underweight in most of the sectors that are traditionally
by the Fund’s Board, without a shareholder vote. Pursuant to the	considered to be “non-cyclical” and/or interest rate sensitive.
terms of the exemptive order, the Fund is required to notify its	However, certain segments that tend to be viewed as “bond
shareholders within 90 days of when a money manager begins	substitutes,” due to their income producing qualities, such as
providing services. As of October 31, 2014, the Fund had eleven	utilities and real estate investment trusts (REITs), outperformed
money managers.	given the decline in interest rates and this detracted from the
What is the Fund’s investment objective?	Fund’s benchmark-relative performance.

The Fund seeks to provide long term capital growth.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2014?	relative performance?
For the fiscal year ended October 31, 2014, the Fund’s Class A,	The Fund’s underweight to health care, especially within the highly
Class C, Class E, Class I, Class S and Class Y Shares gained	volatile biotechnology industry, and overweight to the producer
6.70%, 5.91%, 6.71%, 7.06%, 7.01%, and 7.17%, respectively.	durables sector, detracted. Elsewhere, a slight overweight to
This is compared to the Fund’s benchmark, the Russell 2000®	the poor performing energy sector and stock selection within
Index, which gained 8.06% during the same period. The Fund’s	the information technology sector detracted. Stock selection
performance includes operating expenses, whereas index returns	effects within the consumer discretionary (notably among retail,
are unmanaged and do not include expenses of any kind.	leisure and media stocks) and energy (specifically, non-renewable
For the fiscal year ended October 31, 2014, the Morningstar®	energy companies) sectors positively contributed to the Fund’s benchmark-relative return for the fiscal year.
Small Blend, a group of funds that Morningstar considers to have
investment strategies similar to those of the Fund, gained 7.66%.	Cardinal Capital Management LLC (“Cardinal”) outperformed
This result serves as a peer comparison and is expressed net of	the Russell 2000® Index for the fiscal year. Cardinal’s discounted
operating expenses.	cash-flow, catalyst driven process uncovered opportunities within consumer discretionary and energy sectors. An overweight
RIMCo may assign a money manager a specific style or	exposure to stocks with high returns-on-equity was beneficial.
capitalization benchmark other than the Fund’s index. However,
the Fund’s primary index remains the benchmark for the Fund	Chartwell Investment Partners (“Chartwell”) outperformed
and is representative of the aggregate of each money manager’s	the Russell 2000® Value Index for the fiscal year. Chartwell’s
benchmark index.	valuation conscious, catalyst driven strategy was particularly beneficial within producer durables and consumer discretionary
How did the market conditions described in the Market	sectors. An underweight to energy was rewarded.
Summary report affect the Fund’s performance?	ClariVest Asset Management LLC (“ClariVest”) outperformed the
The fiscal year ended October 31, 2014 saw the Fund underperform	Russell 2000® Index for the portion of the fiscal year in which it the Russell 2000® Index. Through the end of 2013, the U.S. small was a money manager for the Fund. Holdings within consumer
cap market continued to produce strong positive returns, while	discretionary, computer software and banks added value. An
the beginning of 2014 introduced higher price volatility with	underweight to the energy sector, highly leveraged stocks and
more modest returns that eventually turned negative towards the	companies with high price to earnings was rewarded.
end of the 2014 fiscal year. At the beginning of 2014, the Fund
decreased its beta and growth exposures (beta is a measure of	Copeland Capital Management LLC (“Copeland”) outperformed
the Russell 2000® Index for the portion of the fiscal year in which a portfolio’s volatility and its sensitivity to the direction of the
market) while continuing to emphasize higher quality measures	it was a money manager for the Fund. Copeland’s benchmark-
(lower leverage and higher returns-on-equity) within cyclical	relative overweight to larger market capitalization stocks with

Russell U.S. Small Cap Equity Fund 157

Russell Investment Company Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

lower beta was rewarded. Stock selection within the energy sector,	underweight to the highly volatile biotechnology industry was
notably within non-renewable energy stocks, added value.	penalized.
DePrince, Race & Zollo, Inc. (“DePrince”) outperformed the	Signia Capital Management, LLC (“Signia”) underperformed the
Russell 2000® Value Index for the fiscal year. DePrince’s dividend	Russell 2000® Value Index for the fiscal year. Signia’s significant
focused strategy added value within energy, computer software	overweight to the lagging energy sector and underperforming
and producer durables sectors. An underweight to the highest	holdings within producer durables sector detracted. Elsewhere,
beta, highest leveraged names was beneficial.	the manager’s underweight to holdings with high dividend yields
EAM Investors, LLC (“EAM”) underperformed the Russell	held back benchmark-relative returns.
Microcap® Growth Index for the fiscal year. Factor exposures	RIMCo manages the portion of the Fund’s assets that RIMCo
were mixed, specifically an overweight to stocks with higher	determines not to allocate to the money managers. Assets not
price momentum added value, while their holdings with higher	allocated to managers include the Fund’s liquidity reserves and
returns-on-equity stocks held back benchmark-relative returns.	assets which may be managed directly by RIMCo to modify the
Stock selection within health care services and computer software	Fund’s overall portfolio characteristics to seek to achieve the
detracted.	desired risk/return profile for the Fund.
Falcon Point Capital, LLC (“Falcon Point”) outperformed the	In June 2014, RIMCo implemented a 5% allocation to a
Russell 2000® Growth Index for the fiscal year. Falcon Point’s	positioning strategy which aims to control Fund-level exposures
valuation conscious, consistent growth strategy found success	and/or risks with an optimized portfolio. The optimization
within the consumer discretionary sector and pharmaceutical	attempts to preserve active management in the Fund by seeking
industries. An overweight to the strong performing tobacco	to align the overall Fund composite with the money managers’
industry also added value over the period.	positioning while meeting RIMCo’s exposure and risk constraints.
Jacobs Levy Equity Management, Inc. (“Jacobs”) outperformed	Optimized index sampling strategies do not attempt to purchase
the Russell 2000® Value Index for the fiscal year. Jacobs Levy’s	every security in the reference index, but instead purchase a
quantitative modeling added value within the producer durables	sampling of securities using optimization and risk models. This
and technology sectors. An underweight to the poor performing	process involves the analysis of tradeoffs between various factors
energy sector was rewarded.	as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon the reference index in order
Next Century Growth Investors, LLC (“Next Century”)	to achieve desired Fund exposures. This strategy is designed to underperformed the Russell 2000® Growth Index for the fiscal tilt the Fund toward lower volatility and lower valuations and,
year. Next Century’s high growth investment approach faced	based on RIMCo’s expectations for rising interest rates, increase
strong headwinds over the course of the year as their stock	the Fund’s REIT underweight while preserving the direction
selections in computer software and financial services significantly	and impact of the money managers’ active stock selection. The
underperformed.	strategy underperformed the Russell 2000® Index for the portion
Netols Asset Management, Inc. (“Netols”) outperformed the	of the fiscal year it was a part of the fund. During the period, the
Russell 2000® Index for the portion of the fiscal year in which it	strategy’s underweight to interest rate sensatives, such as REITs
was a money manager for the Fund. Netols’ valuation sensitive,	and Utilities, detracted. An underweight to the highly leveraged
strong balance sheet approach led to selection of outperforming	biotechnology and pharmaceuticals industry was penalized. An
stocks within the health care services industry and financial	overweight to holdings with higher quality metrics, those with
services sector.	lower long-term debt-to-capital and higher returns-on-equity,
PENN Capital Management Company, Inc. (“PENN”)	added value. RIMCo equitized the Fund’s cash using index futures
underperformed the Russell 2000® Index for the fiscal year.	contracts to ensure that the Fund had full market exposure. This
Penn’s overweight to companies with higher betas and higher	had a positive impact on the Fund’s performance.
historical earnings growth than the benchmark detracted from	Describe any changes to the Fund’s structure or the money
benchmark-relative returns. Stock selection within energy and	manager line-up.
producer durables was penalized.	In December 2013, RIMCo terminated Clarivest Asset
Ranger Investment Management L.P. (“Ranger”) underperformed	Management LLC and Ranger Investment Management, L.P.
the Russell 2000® Growth Index for the portion of the fiscal year	as money managers for the Fund and hired Copeland Capital
in which it was a money manager for the Fund. Holdings within	Management, LLC and Netols Asset Management, Inc. as money
producer durables, computer software and energy detracted. An	managers for the Fund.

158 Russell U.S. Small Cap Equity Fund

Russell Investment Company Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The addition of Netols filled a value tilted core role that RIMCo	Money Managers as of October 31,
expects to blend well with the Fund’s existing managers. In	2014	Styles
particular, replacing ClariVest’s growth tilted core strategy with
	Cardinal Capital Management, L.L.C.	Microcap/Small Cap Value
Netols was intended to reduce the growth emphasis in the Fund	Chartwell Investment Partners	Small Cap Value
and bring it more in line with RIMCo’s preferred positioning. The	Copeland Capital Management, LLC	Small Cap Core
addition of Copeland was intended to add a high conviction, early	DePrince, Race & Zollo, Inc.	Small Cap Value
lifecycle defensive manager. RIMCo believes their consistent	EAM Investors, LLC	Microcap Growth
dividend growth discipline is an attractive strategy in the U.S.	Falcon Point Capital, LLC	Small Cap Growth
	Jacobs Levy Equity Management, Inc.	Small Cap Value
small cap market. Importantly, this strategy is meaningfully	Netols Asset Management Inc.	Small Cap Core
different from the other growth strategies in the Fund and RIMCo	Next Century Growth Investors, LLC	Small Cap Growth
believes that the addition of Copeland materially improves the	PENN Capital Management Company, Inc.	Microcap/Small Cap Core
diversity of growth levers in the Fund.	Signia Capital Management, LLC	Small Cap Value
The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
***	The U.S. Small Cap Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The U.S. Small Cap Equity Linked Benchmark represents the returns of the Russell 2500TM Index through December 31, 2011 and the returns of the Russell 2000® Index thereafter.
‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.
‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.
‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Small Cap Equity Fund 159

Russell Investment Company Russell U.S. Small Cap Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,031.00	$1,018.90
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$6.40	$6.36

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,027.10	$1,015.12
	Expenses Paid During Period*	$10.22	$10.16
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.00%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,030.90	$1,018.90
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.40	$6.36
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

160 Russell U.S. Small Cap Equity Fund

Russell Investment Company Russell U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,032.60	$1,020.57
Expenses Paid During Period*	$4.71	$4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,032.40	$1,020.16
Expenses Paid During Period*	$5.12	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,033.10	$1,021.17
Expenses Paid During Period*	$4.10	$4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell U.S. Small Cap Equity Fund 161

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 94.2%			Finish Line, Inc. (The) Class A	5,207	138
Consumer Discretionary - 14.1%			Foot Locker, Inc.	4,800	269
1-800-Flowers.com, Inc. Class A(Æ)	127,345	1,023	FTD Cos., Inc.(Æ)	87,177	3,067
2U, Inc.(Æ)(Ñ)	50,183	913	Fuel Systems Solutions, Inc.(Æ)	500,606	4,621
Abercrombie & Fitch Co. Class A	142,939	4,786	Full House Resorts, Inc.(Æ)	515,451	665
AMC Entertainment Holdings, Inc. Class A	39,195	996	Gentherm, Inc.(Æ)	80,332	3,350
American Axle & Manufacturing Holdings,			G-III Apparel Group, Ltd.(Æ)	60,237	4,780
Inc.(Æ)	8,000	155	Grand Canyon Education, Inc.(Æ)	32,090	1,537
American Eagle Outfitters, Inc.(Ñ)	279,546	3,598	Gray Television, Inc.(Æ)	434,225	4,012
ANN, Inc.(Æ)	188,240	7,227	Guess?, Inc.	112,700	2,499
Aramark	8,313	232	Harman International Industries, Inc.	1,100	118
Bally Technologies, Inc.(Æ)	4,291	345	Haverty Furniture Cos., Inc.	16,076	354
Beazer Homes USA, Inc.(Æ)	65,568	1,176	Helen of Troy, Ltd.(Æ)	64,212	3,972
Belmond, Ltd. Class A(Æ)	173,397	1,987	Ignite Restaurant Group, Inc.(Æ)(Ñ)	7,335	51
Big Lots, Inc.	11,790	538	IMAX Corp.(Æ)(Ñ)	33,328	982
Black Diamond, Inc.(Æ)(Ñ)	170,296	1,321	Isle of Capri Casinos, Inc.(Æ)	207,108	1,539
Boyd Gaming Corp.(Æ)	98,982	1,143	Jack in the Box, Inc.	165,542	11,760
Bravo Brio Restaurant Group, Inc.(Æ)	8,587	119	JAKKS Pacific, Inc.(Æ)(Ñ)	27,600	176
Brinker International, Inc.	101,306	5,434	Jamba, Inc.(Æ)	81,738	1,091
Brown Shoe Co., Inc.	35,238	937	Johnson Outdoors, Inc. Class A	800	24
Buffalo Wild Wings, Inc.(Æ)	10,809	1,614	Journal Communications, Inc. Class A(Æ)	214,610	2,105
Build-A-Bear Workshop, Inc. Class A(Æ)	70,917	1,202	KAR Auction Services, Inc.	100,955	3,065
Burlington Stores, Inc.(Æ)	22,356	938	Kona Grill, Inc.(Æ)	57,611	1,298
Cabela's, Inc.(Æ)(Ñ)	67,046	3,220	Krispy Kreme Doughnuts, Inc.(Æ)	195,003	3,689
Capella Education Co.	77,514	5,483	LeapFrog Enterprises, Inc. Class A(Æ)	95,123	506
Carmike Cinemas, Inc.(Æ)	103,887	3,330	Libbey, Inc.(Æ)	42,179	1,213
Carrols Restaurant Group, Inc.(Æ)	155,895	1,202	LIN Media LLC Class A(Æ)	104,725	2,506
Carter's, Inc.	43,392	3,390	Lincoln Educational Services Corp.	1,062,872	2,817
Cato Corp. (The) Class A	6,089	217	Lithia Motors, Inc. Class A	25,324	1,966
Cavco Industries, Inc.(Æ)	1,284	94	Live Nation Entertainment, Inc.(Æ)	5,477	142
Central Garden and Pet Co. Class A(Æ)	18,325	157	Malibu Boats, Inc. Class A(Æ)	69,972	1,306
Cheesecake Factory, Inc. (The)	148,826	6,837	Marcus Corp.	58,870	1,008
Chico's FAS, Inc.	379,479	5,723	MarineMax, Inc.(Æ)	126,010	2,416
Children's Place, Inc. (The)	18,053	889	Matthews International Corp. Class A	65,774	3,031
Choice Hotels International, Inc.	5,500	294	MDC Holdings, Inc.(Ñ)	95,057	2,321
Christopher & Banks Corp.(Æ)	119,018	777	MDC Partners, Inc. Class A	532,328	11,019
Churchill Downs, Inc.	43,375	4,423	Media General, Inc. Class A(Æ)(Ñ)	168,302	2,514
Chuy's Holdings, Inc.(Æ)	96,850	2,897	Meredith Corp.	118,500	6,179
Cinemark Holdings, Inc.	30,281	1,070	Meritage Homes Corp.(Æ)	41,821	1,539
Citi Trends, Inc.(Æ)	312,381	7,075	Meritor, Inc.(Æ)	73,500	845
Clear Channel Outdoor Holdings, Inc. Class			Monarch Casino & Resort, Inc.(Æ)	1,859	30
A	10,133	74	Monro Muffler Brake, Inc.	85,327	4,560
Columbia Sportswear Co.	56,634	2,183	Motorcar Parts of America, Inc.(Æ)	119,216	3,462
Coty, Inc. Class A(Æ)	54,309	902	Movado Group, Inc.	89,089	3,145
Cracker Barrel Old Country Store, Inc.	5,265	607	Multimedia Games Holding Co., Inc.(Æ)	75,225	2,625
Cumulus Media, Inc. Class A(Æ)	728,059	2,810	National CineMedia, Inc.	70,952	1,128
Deckers Outdoor Corp.(Æ)	49,467	4,326	Nautilus, Inc.(Æ)	100,559	1,345
Del Frisco's Restaurant Group, Inc.(Æ)	159,686	3,708	New York & Co., Inc.(Æ)	16,877	55
Denny's Corp.(Æ)	255,279	2,200	Nexstar Broadcasting Group, Inc. Class A(Ñ)	48,011	2,166
Destination Maternity Corp.	26,555	398	Nutrisystem, Inc.	3,344	56
DeVry Education Group, Inc.	79,362	3,842	Office Depot, Inc.(Æ)	239,549	1,250
Domino's Pizza, Inc.	38,771	3,442	Oxford Industries, Inc.	20,831	1,276
Drew Industries, Inc.	7,920	381	Papa John's International, Inc.	21,932	1,026
Einstein Noah Restaurant Group, Inc.	110,041	2,228	Paylocity Corp(Æ)	1,650	40
Entercom Communications Corp. Class A(Æ)	121,341	1,247	Penn National Gaming, Inc.(Æ)	132,934	1,740
Entravision Communications Corp. Class A	320,599	1,654	Penske Automotive Group, Inc.	4,821	218
Ethan Allen Interiors, Inc.	237,597	6,724	Pep Boys-Manny Moe & Jack (The)(Æ)	724,088	6,901
EW Scripps Co. (The) Class A(Æ)	88,238	1,694	Performance Sports Group, Ltd.(Æ)	131,782	2,271
Fiesta Restaurant Group, Inc.(Æ)	98,398	5,427	Perry Ellis International, Inc.(Æ)	291,063	5,952

See accompanying notes which are an integral part of the financial statements.
162 Russell U.S. Small Cap Equity Fund

Russell Investment Company Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Pier 1 Imports, Inc.	7,092	91	Snyders-Lance, Inc.	409,092	12,187
Pinnacle Entertainment, Inc.(Æ)	78,129	2,002	SpartanNash Co.	59,072	1,324
Pool Corp.	88,345	5,274	SUPERVALU, Inc.(Æ)	531,987	4,591
Popeyes Louisiana Kitchen, Inc.(Æ)	9,500	440	TravelCenters of America LLC(Æ)	783,991	7,589
QuinStreet, Inc.(Æ)	25,100	102	TreeHouse Foods, Inc.(Æ)	101,375	8,634
Radio One, Inc. Class D(Æ)(Ñ)	168,442	419	Universal Corp.	88,541	3,940
Rentrak Corp.(Æ)	63,540	4,884	WD-40 Co.	4,674	358
Restoration Hardware Holdings, Inc.(Æ)(Ñ)	20,885	1,677			102,940
Ritchie Bros Auctioneers, Inc.(Ñ)	189,640	4,625
Rocky Brands, Inc.	284,975	3,745	Energy - 4.0%
Ruby Tuesday, Inc.(Æ)	849,739	6,526	Alliance Resource Partners, LP(Ñ)	96,306	4,631
Scholastic Corp.	5,851	204	Atwood Oceanics, Inc.	6,200	252
Scientific Games Corp. Class A(Æ)(Ñ)	202,647	2,385	Basic Energy Services, Inc.(Æ)	41,480	535
Select Comfort Corp.(Æ)	60,328	1,550	Bill Barrett Corp.(Æ)(Ñ)	154,850	2,354
Shutterstock, Inc.(Æ)(Ñ)	59,122	4,597	Bonanza Creek Energy, Inc.(Æ)	33,562	1,518
Six Flags Entertainment Corp.	53,583	2,159	C&J Energy Services, Inc.(Æ)	39,690	766
Sizmek, Inc.(Æ)	41,000	235	Callon Petroleum Co.(Æ)	22,200	146
Skullcandy, Inc.(Æ)	110,606	922	CARBO Ceramics, Inc.(Ñ)	42,622	2,202
Sotheby's Class A	122,934	4,876	Carrizo Oil & Gas, Inc.(Æ)	62,200	3,231
Stage Stores, Inc.	336,902	5,684	Comstock Resources, Inc.	185,482	2,196
Standard Motor Products, Inc.	111,304	4,399	Contango Oil & Gas Co.(Æ)	888	33
Steiner Leisure, Ltd.(Æ)	12,527	528	Delek US Holdings, Inc.	181,033	6,135
Strayer Education, Inc.(Æ)	990	72	Diamondback Energy, Inc.(Æ)	20,856	1,427
Systemax, Inc.(Æ)	1,675	26	Enphase Energy, Inc.(Æ)(Ñ)	64,605	970
Tenneco, Inc.(Æ)	90,048	4,715	Forum Energy Technologies, Inc.(Æ)	58,759	1,604
Texas Roadhouse, Inc. Class A	44,741	1,292	Goodrich Petroleum Corp.(Æ)(Ñ)	134,004	1,104
Thor Industries, Inc.	69,967	3,701	Gulf Island Fabrication, Inc.	5,622	119
TiVo, Inc.(Æ)	79,005	1,031	Halcon Resources Corp.(Æ)(Ñ)	231,379	720
Townsquare Media, Inc. Class A(Æ)	5,653	71	Helix Energy Solutions Group, Inc.(Æ)	44,530	1,186
TubeMogul, Inc.(Æ)(Ñ)	76,584	1,190	Key Energy Services, Inc.(Æ)	512,652	1,559
Tuesday Morning Corp.(Æ)	65,376	1,333	Magnum Hunter Resources Corp.(Æ)(Ñ)	265,090	1,230
Universal Electronics, Inc.(Æ)	25,783	1,467	Matrix Service Co.(Æ)	23,851	598
Viad Corp.	18,197	464	McDermott International, Inc.(Æ)(Ñ)	571,025	2,193
Vince Holding Corp.(Æ)	36,552	1,281	Natural Gas Services Group, Inc.(Æ)	39,036	1,004
West Marine, Inc.(Æ)	439,852	4,328	Pacific Ethanol, Inc.(Æ)	3,617	51
Wolverine World Wide, Inc.	143,850	3,904	Parker Drilling Co.(Æ)	49,705	221
Zoe's Kitchen, Inc.(Æ)(Ñ)	29,435	1,073	Parsley Energy, Inc. Class A(Æ)	2,862	49
		345,617	Patterson-UTI Energy, Inc.	186,666	4,299
			PBF Energy, Inc. Class A	210,087	5,477
Consumer Staples - 4.2%			PDC Energy, Inc.(Æ)	28,745	1,257
Andersons, Inc. (The)	40,682	2,593	Penn Virginia Corp.(Æ)	79,943	685
B&G Foods, Inc. Class A	7,244	213	PetroQuest Energy, Inc.(Æ)	666,618	3,133
Boulder Brands, Inc.(Æ)	279,329	2,480	Pioneer Energy Services Corp.(Æ)	16,989	156
Calavo Growers, Inc.	85,861	4,168	PowerSecure International, Inc.(Æ)(Ñ)	177,897	1,987
Cal-Maine Foods, Inc.	8,100	711	Rex Energy Corp.(Æ)	87,813	688
Casey's General Stores, Inc.	221,366	18,123	Rice Energy, Inc.(Æ)	50,089	1,324
Coca-Cola Bottling Co. Consolidated	667	60	Rowan Companies PLC(Æ)	223,561	5,426
Core-Mark Holding Co., Inc.	200,140	11,614	RSP Permian, Inc.(Æ)(Ñ)	61,400	1,502
Dean Foods Co.(Ñ)	421,083	6,194	Sanchez Energy Corp.(Æ)(Ñ)	63,921	1,091
Farmer Bros Co.(Æ)	68,273	1,991	SemGroup Corp. Class A	62,879	4,826
Fresh Del Monte Produce, Inc.	18,646	599	Seventy Seven Energy, Inc.(Æ)	1,932	25
Ingles Markets, Inc. Class A	31,398	845	Stone Energy Corp.(Æ)	29,768	729
Inventure Foods, Inc.(Æ)	79,914	1,058	Superior Energy Services, Inc.	271,522	6,829
J&J Snack Foods Corp.	51,562	5,312	Synergy Resources Corp.(Æ)	103,776	1,265
John B Sanfilippo & Son, Inc.	55,823	2,074	Targa Resources Corp.(Ñ)	37,306	4,799
Lancaster Colony Corp.	6,936	635	Tesco Corp.	5,146	98
Limoneira Co.	100,467	2,578	Trecora Resources(Æ)	101,155	1,330
Pantry, Inc. (The)(Æ)	92,797	2,391	Triangle Petroleum Corp.(Æ)(Ñ)	445,230	3,451
Sanderson Farms, Inc.	8,068	678	Unit Corp.(Æ)	85,130	4,122

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 163

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
US Antimony Corp.(Æ)	1,270,186	1,397	Charter Financial Corp.	71,000	805
Willbros Group, Inc.(Æ)	369,616	2,170	Chemical Financial Corp.	164,698	4,905
World Fuel Services Corp.	55,086	2,272	Chesapeake Lodging Trust(ö)	107,700	3,558
		98,372	City National Corp.	13,013	1,024
			CNO Financial Group, Inc.	5,542	100
Financial Services - 22.9%			Columbia Banking System, Inc.	214,383	5,956
Acadia Realty Trust(ö)	25,700	802	Community Bank System, Inc.	77,327	2,950
Advent Software, Inc.	121,894	4,213	Community Trust Bancorp, Inc.	16,548	595
AG Mortgage Investment Trust, Inc.(ö)	49,900	952	Consolidated-Tomoka Land Co.	58,073	3,031
Agree Realty Corp.(ö)	2,300	70	Consumer Portfolio Services, Inc.(Æ)	18,508	131
Alexander & Baldwin, Inc.	91,612	3,667	Cowen Group, Inc. Class A(Æ)	16,952	69
Alleghany Corp.(Æ)	105	47	Crawford & Co. Class B	9,532	97
American Equity Investment Life Holding			Credit Acceptance Corp.(Æ)(Ñ)	743	110
Co.	180,659	4,663	CU Bancorp(Æ)	1,264	25
American Financial Group, Inc.	2,095	125	CubeSmart Class A(ö)	57,808	1,217
American National Bankshares, Inc.	2,126	51	Cullen/Frost Bankers, Inc.	15,419	1,246
Ameris Bancorp	52,754	1,308	CVB Financial Corp.	143,917	2,271
AMERISAFE, Inc.	31,844	1,328	CYS Investments, Inc.(ö)	121,800	1,088
AmTrust Financial Services, Inc.(Ñ)	33,504	1,503	Diamond Hill Investment Group, Inc.	1,472	197
Apartment Investment & Management Co.			Diamond Hill Investment Group, Inc.(Å)(Þ)	21,827	2,925
Class A(ö)	8,800	315	DiamondRock Hospitality Co.(ö)	395,510	5,676
Apollo Residential Mortgage, Inc.(ö)	24,960	416	Duke Realty Corp.(ö)	20,000	379
Arbor Realty Trust, Inc.(ö)	40,600	273	DuPont Fabros Technology, Inc.(ö)	89,300	2,766
Ares Commercial Real Estate Corp.(ö)	162,500	1,976	Eagle Bancorp, Inc.(Æ)	56,218	2,020
Argo Group International Holdings, Ltd.	122,581	6,840	EastGroup Properties, Inc.(ö)	27,800	1,914
Arlington Asset Investment Corp. Class A(Ñ)	37,521	1,027	Education Realty Trust, Inc. Class A(ö)	617,030	6,948
Armada Hoffler Properties, Inc.(ö)	25,600	240	Endurance Specialty Holdings, Ltd.	67,546	3,914
Arrow Financial Corp.	6,508	178	Enstar Group, Ltd.(Æ)	5,203	770
Ashford Hospitality Prime, Inc.(ö)	8,247	143	Enterprise Financial Services Corp.	3,668	69
Ashford Hospitality Trust, Inc.(ö)	41,731	472	EPR Properties(ö)	59,230	3,323
Assurant, Inc.	19,910	1,358	Equity One, Inc.(ö)	97,366	2,337
Astoria Financial Corp.	261,134	3,434	Evercore Partners, Inc. Class A	25,708	1,331
Aviv REIT, Inc.(ö)	4,998	169	EVERTEC, Inc.	31,938	725
Baldwin & Lyons, Inc. Class B	1,367	37	Excel Trust, Inc.(ö)	7,000	91
BancFirst Corp.	12,518	814	Fair Isaac Corp.	67,679	4,216
Bancorp, Inc.(Æ)	530,877	5,022	Federated National Holding Co.	3,800	127
BancorpSouth, Inc.	147,136	3,389	FelCor Lodging Trust, Inc.(ö)	588,530	6,315
Bank of Marin Bancorp	6,854	342	Fidelity & Guaranty Life	6,449	153
Bank of the Ozarks, Inc.	216,529	7,631	Fifth Street Asset Management, Inc. Class
BBCN Bancorp, Inc.	313,558	4,434	A(Æ)	50,000	730
BGC Partners, Inc. Class A	114,431	970	Financial Engines, Inc.(Ñ)	54,228	2,162
BioMed Realty Trust, Inc.(ö)	260,264	5,653	First Bancorp	1,902	34
Blackhawk Network Holdings, Inc. Class			First BanCorp(Æ)	4,739	25
A(Æ)(Ñ)	1,332	46	First Busey Corp.	35,428	221
Bluerock Residential Growth REIT, Inc.			First Business Financial Services, Inc.	5,777	271
Class A(ö)	80,200	982	First Defiance Financial Corp.	7,449	228
BNC Bancorp	8,593	146	First Financial Bancorp	269,296	4,723
Boston Private Financial Holdings, Inc.	220,605	2,901	First Financial Corp.	10,051	349
Brookline Bancorp, Inc.	461,839	4,429	First Industrial Realty Trust, Inc.(ö)	334,131	6,526
Bryn Mawr Bank Corp.	7,721	238	First Interstate BancSystem, Inc. Class A	12,701	373
Capital Bank Financial Corp. Class A(Æ)	88,730	2,297	First Merchants Corp.	125,852	2,851
Capitol Federal Financial, Inc.	304,535	3,901	First Midwest Bancorp, Inc.	328,221	5,511
Cardinal Financial Corp.	167,580	3,218	First NBC Bank Holding Co.(Æ)	60,082	2,207
Cardtronics, Inc.(Æ)	247,365	9,496	FirstMerit Corp.	29,898	549
Cash America International, Inc.	14,800	727	FNB Corp.	954,285	12,205
CBL & Associates Properties, Inc.(ö)	7,300	140	Forestar Group, Inc.(Æ)	220,262	3,844
CBOE Holdings, Inc.	3,800	224	Franklin Street Properties Corp.(ö)	487,926	5,850
Cedar Realty Trust, Inc.(ö)	66,941	461	Fulton Financial Corp.	82,207	977
Central Pacific Financial Corp.	1,999	38	FXCM, Inc. Class A(Ñ)	99,569	1,639

See accompanying notes which are an integral part of the financial statements.
164 Russell U.S. Small Cap Equity Fund

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Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Gain Capital Holdings, Inc.	928,739	7,950	MidWestOne Financial Group, Inc.	6,847	183
German American Bancorp, Inc.	8,801	263	MoneyGram International, Inc.(Æ)	23,900	206
GFI Group, Inc.	762,913	4,196	Montpelier Re Holdings, Ltd.	2,502	83
Glacier Bancorp, Inc.	131,260	3,766	Morningstar, Inc.	10,218	697
Gladstone Commercial Corp.(ö)	6,971	126	National Bank Holdings Corp. Class A	242,013	4,741
Global Cash Access Holdings, Inc.(Æ)	98,620	719	National Health Investors, Inc.(ö)	45,287	2,985
Golub Capital BDC, Inc.(Ñ)	57,278	993	National Penn Bancshares, Inc.	449,626	4,627
Great Southern Bancorp, Inc.	33,632	1,278	Navigators Group, Inc. (The)(Æ)	20,258	1,379
Green Dot Corp. Class A(Æ)	25,443	608	Nelnet, Inc. Class A	24,414	1,162
Greenlight Capital Re, Ltd. Class A(Æ)	23,660	768	New Residential Investment Corp.(ö)	307,701	3,809
Hallmark Financial Services, Inc.(Æ)	8,878	104	Northfield Bancorp, Inc.	104,902	1,494
Hancock Holding Co.	204,019	7,179	Northwest Bancshares, Inc.	316,015	4,054
Hanmi Financial Corp.	126,094	2,705	OceanFirst Financial Corp.	28,245	468
Hanover Insurance Group, Inc. (The)	75,073	5,025	OFG Bancorp	127,982	1,993
Healthcare Realty Trust, Inc.(ö)	216,730	5,737	Old National Bancorp	575,213	8,369
Heartland Financial USA, Inc.	4,800	128	Old Republic International Corp.	3,007	44
Heartland Payment Systems, Inc.	109,622	5,662	Omega Healthcare Investors, Inc.(Ñ)(ö)	107,695	4,110
Hercules Technology Growth Capital, Inc.			Oritani Financial Corp.	4,573	68
(Æ)(Ñ)	161,097	2,539	Pacific Continental Corp.	180,590	2,604
Hersha Hospitality Trust Class A(ö)	237,300	1,730	PacWest Bancorp	165,017	7,040
HFF, Inc. Class A	162,046	5,101	Park National Corp.(Ñ)	4,307	363
Higher One Holdings, Inc.(Æ)	30,300	78	Park Sterling Corp.	32,987	253
Home BancShares, Inc.	161,491	5,155	Pebblebrook Hotel Trust(ö)	12,790	545
Home Loan Servicing Solutions, Ltd.	4,316	83	PennyMac Financial Services, Inc. Class
HomeTrust Bancshares, Inc.(Æ)	17,279	267	A(Æ)	7,454	124
Horace Mann Educators Corp.	17,639	536	Peoples Bancorp, Inc.	1,353	33
Horizon Bancorp	5,168	133	Physicians Realty Trust(ö)	168,900	2,591
Hospitality Properties Trust(ö)	9,700	287	Pinnacle Financial Partners, Inc.	116,415	4,563
Howard Hughes Corp. (The)(Æ)	19,494	2,873	Piper Jaffray Cos.(Æ)	135,602	7,656
Huntington Bancshares, Inc.	27,402	272	Planet Payment, Inc.(Æ)	627,200	1,060
Iberiabank Corp.	57,073	3,930	Platinum Underwriters Holdings, Ltd.	11,852	742
Independent Bank Corp.	13,885	567	Potlatch Corp.(ö)	9,300	409
Independent Bank Group, Inc.	1,632	73	PRA Group(Æ)	58,663	3,710
Infinity Property & Casualty Corp.	76,215	5,564	Preferred Bank	6,339	169
Inland Real Estate Corp.(ö)	15,305	162	PrivateBancorp, Inc. Class A	118,978	3,845
International. FCStone, Inc.(Æ)	1,233	22	ProAssurance Corp.	103,061	4,821
Investment Technology Group, Inc.(Æ)	113,844	2,041	Prosperity Bancshares, Inc.	54,112	3,268
Jack Henry & Associates, Inc.	82,843	4,956	Provident Financial Services, Inc.	107,737	1,964
JG Wentworth Co. Class A(Æ)	69,327	771	PS Business Parks, Inc.(ö)	47,225	3,977
JMP Group, Inc.	131,937	963	Raymond James Financial, Inc.	19,700	1,106
KCG Holdings, Inc. Class A(Æ)	95,726	1,020	RCS Capital Corp. Class A	52,170	856
Kite Realty Group Trust(ö)	160,637	4,159	Regional Management Corp.(Æ)	132,694	1,547
Ladenburg Thalmann Financial Services,			Reinsurance Group of America, Inc. Class A	9,971	840
Inc.(Æ)	286,215	1,222	Renasant Corp.	40,186	1,212
Lakeland Bancorp, Inc.	10,754	118	Retail Opportunity Investments Corp.(ö)	368,635	6,024
Lakeland Financial Corp.	5,319	220	RLI Corp.	25,359	1,258
LaSalle Hotel Properties(ö)	145,100	5,689	Ryman Hospitality Properties, Inc.(Ñ)(ö)	26,342	1,300
LCNB Corp.(Ñ)	113,386	1,701	S&T Bancorp, Inc.	12,191	336
LTC Properties, Inc.(ö)	43,421	1,821	Sabra Health Care REIT, Inc.(ö)	1,800	51
Maiden Holdings, Ltd.	175,653	2,099	Safeguard Scientifics, Inc.(Æ)	3,935	79
MainSource Financial Group, Inc.	5,182	94	Safety Insurance Group, Inc.	13,779	860
Manning & Napier, Inc. Class A	20,652	327	Sandy Spring Bancorp, Inc.	7,817	202
Marcus & Millichap, Inc.(Æ)	71,184	2,211	Saul Centers, Inc.(ö)	5,979	329
MarketAxess Holdings, Inc.	1,400	91	Selective Insurance Group, Inc.	388,539	10,032
MB Financial, Inc.	163,707	5,165	Silver Bay Realty Trust Corp.(ö)	49,048	830
Medical Properties Trust, Inc.(ö)	163,900	2,211	Simmons First National Corp. Class A	40,315	1,693
MGIC Investment Corp.(Æ)	504,723	4,502	South State Corp.	58,921	3,554
Mid-America Apartment Communities, Inc.			Southside Bancshares, Inc.(Ñ)	33,377	1,121
(ö)	42,475	3,001	Southwest Bancorp, Inc.	63,737	1,149

			See accompanying notes which are an integral part of the financial statements.
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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Sovran Self Storage, Inc.(ö)	13,000	1,106	AMN Healthcare Services, Inc.(Æ)	60,722	1,041
STAG Industrial, Inc.(ö)	16,910	413	Anacor Pharmaceuticals, Inc.(Æ)(Ñ)	35,676	1,049
Starwood Property Trust, Inc.(ö)	43,400	979	Analogic Corp.	54,033	3,941
Starwood Waypoint Residential Trust(Æ)(ö)	15,280	400	ANI Pharmaceuticals, Inc.(Æ)	75,992	2,581
State Bank Financial Corp.	320,441	5,742	Anika Therapeutics, Inc.(Æ)	1,543	62
Sterling Bancorp	307,694	4,326	Avanir Pharmaceuticals, Inc. Class A(Æ)	184,329	2,385
Stewart Information Services Corp.	734	26	BioCryst Pharmaceuticals, Inc.(Æ)(Ñ)	82,650	969
Stock Yards Bancorp, Inc.	9,609	320	BioDelivery Sciences International, Inc.(Æ)
Stonegate Bank	10,607	288	(Ñ)	229,749	3,998
Sun Communities, Inc.(ö)	85,079	4,932	Bio-Rad Laboratories, Inc. Class A(Æ)	1,698	192
Susquehanna Bancshares, Inc.	582,388	5,713	BioSpecifics Technologies Corp.(Æ)	25,458	1,021
SVB Financial Group(Æ)	8,608	964	Bio-Techne Corp.	59,364	5,405
Symetra Financial Corp.	86,522	2,051	Bluebird Bio, Inc.(Æ)	28,374	1,191
Talmer Bancorp, Inc. Class A	48,241	674	Cambrex Corp.(Æ)	114,321	2,410
TCF Financial Corp.	40,971	633	Capital Senior Living Corp.(Æ)	166,994	3,757
Territorial Bancorp, Inc.	7,690	165	Cardiovascular Systems, Inc.(Æ)	173,663	5,384
Texas Capital Bancshares, Inc.(Æ)	21,800	1,333	Centene Corp.(Æ)	74,970	6,948
Third Point Reinsurance, Ltd.(Æ)	26,338	403	Chemed Corp.(Ñ)	41,574	4,297
Tree.com, Inc.(Æ)	30,454	1,127	Chimerix, Inc.(Æ)(Ñ)	45,883	1,424
Trustmark Corp.	115,820	2,818	Community Health Systems, Inc.(Æ)	2,300	126
Two Harbors Investment Corp.(ö)	169,600	1,718	Computer Programs & Systems, Inc.	70,090	4,414
UMB Financial Corp.	66,828	3,982	Concert Pharmaceuticals, Inc.(Æ)	70,648	1,034
Umpqua Holdings Corp.	232,869	4,099	Cutera, Inc.(Æ)	2,439	26
United Bankshares, Inc.	100,150	3,433	Cytokinetics, Inc.(Æ)	8,300	31
United Community Banks, Inc.	152,700	2,753	Depomed, Inc.(Æ)	162,388	2,501
United Financial Bancorp, Inc.	390,622	5,480	DexCom, Inc.(Æ)	55,024	2,473
United Fire Group, Inc.	2,752	89	Diplomat Pharmacy, Inc.(Æ)	114,518	2,462
Universal Insurance Holdings, Inc.	22,203	389	Emergent Biosolutions, Inc.(Æ)	50,141	1,134
ViewPoint Financial Group, Inc.	141,795	3,867	Enanta Pharmaceuticals, Inc.(Æ)(Ñ)	21,827	939
Waddell & Reed Financial, Inc. Class A	1,285	61	Ensign Group, Inc. (The)	108,351	4,195
Walker & Dunlop, Inc.(Æ)	208,380	3,357	Enzo Biochem, Inc.(Æ)	169,676	886
Walter Investment Management Corp.(Æ)(Ñ)	96,045	2,182	Esperion Therapeutics, Inc.(Æ)(Ñ)	40,309	1,179
Washington Federal, Inc.	248,058	5,415	Exact Sciences Corp.(Æ)(Ñ)	103,171	2,483
Webster Financial Corp.	145,531	4,561	Exactech, Inc.(Æ)	21,351	455
WesBanco, Inc.	28,024	966	Five Star Quality Care, Inc.(Æ)	5,097	21
Westamerica Bancorporation(Ñ)	112,120	5,532	Fluidigm Corp.(Æ)	131,843	3,823
Western Alliance Bancorp(Æ)	45,047	1,199	Globus Medical, Inc. Class A(Æ)	74,246	1,646
Western Asset Mortgage Capital Corp.(Ñ)(ö)	70,700	1,062	Greatbatch, Inc.(Æ)	121,161	6,081
Wilshire Bancorp, Inc.	66,387	657	Haemonetics Corp.(Æ)	170,270	6,423
Winthrop Realty Trust(ö)	345,575	5,401	Health Net, Inc.(Æ)	4,861	231
WisdomTree Investments, Inc.(Æ)(Ñ)	126,604	1,867	ICON PLC(Æ)	93,337	4,910
WSFS Financial Corp.	14,144	1,112	IGI Laboratories, Inc.(Æ)	129,710	1,272
Zions Bancorporation	4,711	136	Impax Laboratories, Inc.(Æ)	46,767	1,355
		559,035	Infinity Pharmaceuticals, Inc.(Æ)	77,971	1,062
			Inogen, Inc.(Æ)	42,663	1,007
Health Care - 10.2%			Insulet Corp.(Æ)	172,509	7,447
Abiomed, Inc.(Æ)(Ñ)	174,841	5,733	Integra LifeSciences Holdings Corp.(Æ)	87,976	4,496
Acadia Healthcare Co., Inc.(Æ)	158,233	9,818	Invacare Corp.	229,975	3,613
Achillion Pharmaceuticals, Inc.(Æ)(Ñ)	88,887	1,044	Kindred Healthcare, Inc.	55,540	1,208
Acorda Therapeutics, Inc.(Æ)	59,911	2,086	LDR Holding Corp.(Æ)	42,540	1,465
Adeptus Health, Inc. Class A(Æ)	33,076	1,098	LifePoint Hospitals, Inc.(Æ)	44,923	3,145
Aerie Pharmaceuticals, Inc.(Æ)	42,548	1,073	Ligand Pharmaceuticals, Inc. Class B(Æ)	96,752	5,348
Affymetrix, Inc.(Æ)(Ñ)	72,656	655	Luminex Corp.(Æ)	11,800	224
Akorn, Inc.(Æ)	64,750	2,885	Magellan Health, Inc.(Æ)	42,588	2,577
Albany Molecular Research, Inc.(Æ)	225,065	5,235	Masimo Corp.(Æ)	26,980	681
Alphatec Holdings, Inc.(Æ)	4,164	6	MEDNAX, Inc.(Æ)	2,900	181
AMAG Pharmaceuticals, Inc.(Æ)	40,285	1,330	Merrimack Pharmaceuticals, Inc.(Æ)(Ñ)	114,073	1,046
Amedisys, Inc.(Æ)	48,038	1,254	MiMedx Group, Inc.(Æ)(Ñ)	113,122	1,152
Amicus Therapeutics, Inc.(Æ)	136,965	794	Molina Healthcare, Inc.(Æ)	81,506	3,964

See accompanying notes which are an integral part of the financial statements.
166 Russell U.S. Small Cap Equity Fund

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Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Natus Medical, Inc.(Æ)	206,268	7,013	Cytec Industries, Inc.	8,660	404
Nektar Therapeutics(Æ)	41,800	576	Domtar Corp.	129,714	5,327
NeoGenomics, Inc.(Æ)	178,083	1,006	Eagle Materials, Inc.	26,584	2,324
Novadaq Technologies, Inc.(Æ)	88,620	1,384	Global Brass & Copper Holdings, Inc.	18,697	262
Novavax, Inc.(Æ)(Ñ)	174,604	978	Graphic Packaging Holding Co.(Æ)	130,870	1,587
NPS Pharmaceuticals, Inc.(Æ)	169,007	4,631	Greif, Inc. Class A	85,324	3,759
Omeros Corp.(Æ)(Ñ)	60,921	1,010	Haynes International, Inc.	54,863	2,551
Omnicell, Inc.(Æ)	59,334	1,917	Horsehead Holding Corp.(Æ)	3,073	48
OncoGenex Pharmaceutical, Inc.(Æ)	43,484	97	Innophos Holdings, Inc.	136,698	7,792
OraSure Technologies, Inc.(Æ)	169,689	1,519	Innospec, Inc.	90,360	3,648
OvaScience, Inc.(Æ)	46,403	906	Insteel Industries, Inc.	50,756	1,210
Pacira Pharmaceuticals, Inc.(Æ)	47,925	4,448	Intrepid Potash, Inc.(Æ)(Ñ)	173,986	2,340
Pernix Therapeutics Holdings, Inc.(Æ)	101,927	994	Koppers Holdings, Inc.	101,879	4,022
PharMerica Corp.(Æ)	51,602	1,481	Kraton Performance Polymers, Inc.(Æ)	13,149	235
Phibro Animal Health Corp. Class A	39,707	1,029	Kronos Worldwide, Inc.(Ñ)	262,314	3,526
POZEN, Inc.(Æ)	10,200	93	Minerals Technologies, Inc.	86,447	6,631
Prestige Brands Holdings, Inc.(Æ)	140,239	4,967	MRC Global, Inc.(Æ)	33,575	706
Providence Service Corp. (The)(Æ)	26,219	1,158	NCI Building Systems, Inc.(Æ)	83,532	1,660
PTC Therapeutics, Inc.(Æ)	24,919	1,018	Neenah Paper, Inc.	4,533	277
Quintiles Transnational Holdings, Inc.(Æ)	10,500	615	NewMarket Corp.	10,928	4,240
Radius Health, Inc.(Æ)(Ñ)	45,123	831	NN, Inc.	38,549	964
RadNet, Inc.(Æ)	123,062	1,145	Noranda Aluminum Holding Corp.	493,378	2,176
Receptos, Inc.(Æ)	25,165	2,608	Olympic Steel, Inc.	4,439	89
Regulus Therapeutics, Inc.(Æ)(Ñ)	57,795	1,154	OM Group, Inc.	182,297	4,745
Repligen Corp.(Æ)	46,661	1,177	Patrick Industries, Inc.(Æ)	21,163	904
Rigel Pharmaceuticals, Inc.(Æ)	115,633	229	PGT, Inc.(Æ)	305,190	2,870
RTI Surgical, Inc.(Æ)	1,020,109	5,192	PH Glatfelter Co.	45,418	1,146
Sagent Pharmaceuticals, Inc.(Æ)	75,621	2,393	PolyOne Corp.	33,653	1,246
SciClone Pharmaceuticals, Inc.(Æ)	112,896	863	Quaker Chemical Corp.	65,874	5,407
Sientra, Inc.(Æ)	22,500	401	Reliance Steel & Aluminum Co.	890	60
Spectranetics Corp. (The)(Æ)	62,439	1,984	Resolute Forest Products, Inc.(Æ)	321,893	5,974
STAAR Surgical Co.(Æ)	141,690	1,356	RTI International Metals, Inc.(Æ)	149,065	3,510
STERIS Corp.	94,844	5,861	Schnitzer Steel Industries, Inc. Class A	133,170	3,136
Tetraphase Pharmaceuticals, Inc.(Æ)	45,369	1,084	Sensient Technologies Corp.	62,726	3,712
Trinity Biotech PLC - ADR	169,012	2,941	Silgan Holdings, Inc.	57,367	2,820
Triple-S Management Corp. Class B(Æ)	9,527	211	Simpson Manufacturing Co., Inc.	111,338	3,683
US Physical Therapy, Inc.	81,834	3,531	Sonoco Products Co.	8,375	342
VCA, Inc.(Æ)	84,751	3,862	Stepan Co.	8,346	370
West Pharmaceutical Services, Inc.	88,998	4,561	Trex Co., Inc.(Æ)	96,091	4,132
Zeltiq Aesthetics, Inc.(Æ)	54,907	1,408	Unifi, Inc.(Æ)	169,232	4,733
		249,414	Universal Forest Products, Inc.	57,465	2,872
			US Silica Holdings, Inc.(Ñ)	33,907	1,522
Materials and Processing - 6.2%			Watsco, Inc.	27,092	2,753
A Schulman, Inc.	50,598	1,792	Worthington Industries, Inc.	26,955	1,042
Acuity Brands, Inc.	35,217	4,910			151,977
Apogee Enterprises, Inc.	162,427	7,131
AptarGroup, Inc.	6,600	411	Producer Durables - 16.7%
Ashland, Inc.	342	37	ABM Industries, Inc.	214,026	5,916
Axiall Corp.	8,479	342	Accuride Corp.(Æ)	473,387	2,282
Belden, Inc.	9,333	664	Actuant Corp. Class A	90,444	2,866
Berry Plastics Group, Inc.(Æ)	122,090	3,177	Advisory Board Co. (The)(Æ)	4,437	238
Boise Cascade Co.(Æ)	11,305	408	Aerovironment, Inc.(Æ)	4,905	150
Cabot Corp.	79,361	3,685	AGCO Corp.	4,659	206
Caesarstone Sdot-Yam, Ltd.	49,386	2,759	Air Lease Corp. Class A	24,604	900
Calgon Carbon Corp.(Æ)	214,699	4,515	Air Transport Services Group, Inc.(Æ)	9,606	79
Carpenter Technology Corp.	51,511	2,578	Aircastle, Ltd.	4,388	84
Comfort Systems USA, Inc.	85,880	1,319	Albany International Corp. Class A	1,914	72
Commercial Metals Co.	125,562	2,171	Allegiant Travel Co. Class A	6,214	829
Compass Minerals International, Inc.	38,757	3,321	Altra Industrial Motion Corp.	224,140	7,065

			See accompanying notes which are an integral part of the financial statements.
				Russell U.S. Small Cap Equity Fund 167

Russell Investment Company Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
American Superconductor Corp.(Æ)(Ñ)	13,600	18	Herman Miller, Inc.	260,977	8,351
AO Smith Corp.	6,782	362	Hub Group, Inc. Class A(Æ)	7,245	263
Applied Industrial Technologies, Inc.	24,991	1,220	Huntington Ingalls Industries, Inc.	800	85
ArcBest Corp.	99,018	3,832	Huron Consulting Group, Inc.(Æ)	83,644	5,822
Ardmore Shipping Corp.(Ñ)	415,346	4,207	InnerWorkings, Inc.(Æ)	38,214	347
Argan, Inc.	25,824	899	Itron, Inc.(Æ)	46,916	1,826
Astec Industries, Inc.	191,729	7,268	Kadant, Inc.	17,759	734
Astronics Corp.(Æ)	23,912	1,239	Kaman Corp. Class A	59,898	2,579
Babcock & Wilcox Co. (The)	7,600	217	Kelly Services, Inc. Class A(Æ)	2,308	41
Baltic Trading, Ltd.(Ñ)	210,178	788	Knight Transportation, Inc.	388,363	11,364
Barnes Group, Inc.	122,744	4,488	Knoll, Inc.	378,594	7,530
Barrett Business Services, Inc.	6,047	142	Layne Christensen Co.(Æ)	12,362	89
Blount International, Inc.(Æ)	328,536	5,030	Lexmark International, Inc. Class A	50,704	2,188
Brady Corp. Class A	71,582	1,707	Lindsay Corp.(Ñ)	36,679	3,217
Briggs & Stratton Corp.	408,193	8,250	Littelfuse, Inc.	44,816	4,371
Bristow Group, Inc.	95,615	7,066	Lydall, Inc.(Æ)	44,644	1,381
CAI International, Inc.(Æ)	20,959	441	Manitowoc Co., Inc. (The)	32,207	671
CBIZ, Inc.(Æ)	616,763	5,693	Manpowergroup, Inc.	11,173	746
Chart Industries, Inc.(Æ)	29,716	1,383	Marten Transport, Ltd.	14,181	278
CIRCOR International, Inc.	732	55	Matson, Inc.	28,684	817
Clarcor, Inc.	155,175	10,391	MAXIMUS, Inc.	183,555	8,895
Columbus McKinnon Corp.	2,688	76	McGrath RentCorp	63,452	2,318
Commercial Vehicle Group, Inc.(Æ)	284,916	1,866	Modine Manufacturing Co.(Æ)	57,495	738
Convergys Corp.	111,083	2,241	Multi-Color Corp.	27,789	1,370
Corporate Executive Board Co. (The)	69,526	5,124	MYR Group, Inc.(Æ)	37,286	967
CoStar Group, Inc.(Æ)	11,906	1,918	Navistar International Corp.(Æ)(Ñ)	2,600	92
Covenant Transportation Group, Inc. Class			Old Dominion Freight Line, Inc.(Æ)	88,906	6,479
A(Æ)	3,182	66	On Assignment, Inc.(Æ)	134,706	3,920
CPI Aerostructures, Inc.(Æ)	88,638	847	Park-Ohio Holdings Corp.	1,698	90
CTPartners Executive Search, Inc.(Æ)	57,047	1,041	Patriot Transportation Holding, Inc.(Æ)	14,000	593
Deluxe Corp.	21,515	1,308	PHH Corp.(Æ)(Ñ)	5,519	131
Dice Holdings, Inc.(Æ)	527,524	5,259	Powell Industries, Inc.	65,252	2,971
Ducommun, Inc.(Æ)	4,361	115	Proto Labs, Inc.(Æ)(Ñ)	86,364	5,646
Echo Global Logistics, Inc.(Æ)	152,870	3,995	Quad/Graphics, Inc.	48,207	1,063
EMCOR Group, Inc.	66,929	2,954	Quality Distribution, Inc.(Æ)	93,213	1,208
Engility Holdings, Inc.(Æ)	26,239	1,134	Regal-Beloit Corp.	81,444	5,780
Ennis, Inc.	26,157	388	Resources Connection, Inc.	254,835	3,942
EnPro Industries, Inc.(Æ)	70,593	4,555	Roadrunner Transportation Systems, Inc.(Æ)	237,074	4,886
ESCO Technologies, Inc.	132,102	5,023	RPX Corp. Class A(Æ)	14,100	198
Exponent, Inc.	58,279	4,652	Rush Enterprises, Inc. Class A(Æ)	118,965	4,533
Forward Air Corp.	109,553	5,244	SkyWest, Inc.	511,535	5,893
Franklin Electric Co., Inc.	51,761	1,933	Spartan Motors, Inc.	20,229	115
FreightCar America, Inc.	39,558	1,304	SPX Corp.	727	69
G&K Services, Inc. Class A	133,570	8,424	Standex International Corp.	17,002	1,466
GATX Corp.	82,473	5,229	Steelcase, Inc. Class A	259,390	4,596
General Cable Corp.	9,715	138	SunOpta, Inc.(Æ)	265,157	3,755
Genesee & Wyoming, Inc. Class A(Æ)	26,112	2,512	Swift Transportation Co. Class A(Æ)	168,877	4,171
Global Power Equipment Group, Inc.	1,404	19	Sykes Enterprises, Inc.(Æ)	263,308	5,672
GrafTech International, Ltd.(Æ)(Ñ)	606,155	2,600	Taser International, Inc.(Æ)(Ñ)	249,995	4,710
Granite Construction, Inc.	477,391	17,621	Teledyne Technologies, Inc.(Æ)	55,129	5,713
Greenbrier Cos., Inc.(Ñ)	60,617	3,791	TeleTech Holdings, Inc.(Æ)	29,883	771
Gulfmark Offshore, Inc. Class A	240,878	7,265	Tennant Co.	5,169	381
H&E Equipment Services, Inc.	160,902	6,016	Terex Corp.	1,800	52
Hardinge, Inc.	12,741	143	Textainer Group Holdings, Ltd.	7,870	271
Harsco Corp.	427,497	9,268	Thermon Group Holdings, Inc.(Æ)	191,618	4,670
Hawaiian Holdings, Inc.(Æ)(Ñ)	163,684	2,838	Tidewater, Inc.(Ñ)	69,951	2,579
Healthcare Services Group, Inc.	170,071	5,065	Titan International, Inc.(Ñ)	131,583	1,390
Heico Corp. Class A	58,835	2,692	Toro Co. (The)	16,094	993
HEICO Corp.	50,680	2,749	TriMas Corp.(Æ)	135,339	4,285

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
TrueBlue, Inc.(Æ)	1,421	35	Emulex Corp.(Æ)	70,500	399
Tsakos Energy Navigation, Ltd.	175,381	1,187	Entegris, Inc.(Æ)	231,261	3,141
Tutor Perini Corp.(Æ)	80,381	2,251	Envestnet, Inc.(Æ)	69,562	3,090
Twin Disc, Inc.	2,703	70	EPAM Systems, Inc.(Æ)	110,311	5,266
UniFirst Corp.	610	68	ePlus, Inc.(Æ)	798	49
United Rentals, Inc.(Æ)	31,931	3,514	Fabrinet(Æ)	225,672	4,109
United Stationers, Inc.	62,270	2,601	Fairchild Semiconductor International, Inc.
US Ecology, Inc.	28,355	1,426	Class A(Æ)	11,412	175
Wabtec Corp.	75,581	6,523	FEI Co.	1,092	92
WageWorks, Inc.(Æ)	170,696	9,731	FormFactor, Inc.(Æ)	981,921	7,826
Watts Water Technologies, Inc. Class A	8,576	520	GSI Group, Inc.(Æ)	1,847	24
Woodward, Inc.	23,941	1,226	Guidewire Software, Inc.(Æ)	69,286	3,460
Zebra Technologies Corp. Class A(Æ)	71,530	5,275	Harmonic, Inc.(Æ)	150,615	1,005
		407,295	IAC/InterActiveCorp	29,707	2,011
			Imperva, Inc.(Æ)	46,043	1,886
Technology - 12.6%			Infinera Corp.(Æ)(Ñ)	236,722	3,440
Acacia Research Corp.(Ñ)	258,775	4,658	Ingram Micro, Inc. Class A(Æ)	18,344	492
ACI Worldwide, Inc.(Æ)	119,710	2,303	Inphi Corp.(Æ)	54,693	847
Acxiom Corp.(Æ)	189,338	3,567	Insight Enterprises, Inc.(Æ)	63,068	1,435
ADTRAN, Inc.	238,193	5,052	Integrated Silicon Solution, Inc.	6,000	81
Allot Communications, Ltd.(Æ)(Ñ)	127,999	1,462	InterDigital, Inc.	54,310	2,685
Ambarella, Inc.(Æ)(Ñ)	42,490	1,882	Intralinks Holdings, Inc.(Æ)	10,639	92
American Software, Inc. Class A(Æ)	4,081	39	Kulicke & Soffa Industries, Inc.(Æ)	547,084	7,889
Anixter International, Inc.	53,048	4,518	Lattice Semiconductor Corp.(Æ)	21,932	147
Applied Optoelectronics, Inc.(Æ)	87,910	1,419	Limelight Networks, Inc.(Æ)	152,416	372
ARC Document Solutions, Inc.(Æ)	141,549	1,437	LivePerson, Inc.(Æ)	91,600	1,319
Aruba Networks, Inc.(Æ)	127,977	2,762	LogMeIn, Inc.(Æ)	22,533	1,083
Aspen Technology, Inc.(Æ)	67,635	2,498	Mandalay Digital Group, Inc.(Æ)(Ñ)	184,842	708
Atmel Corp.(Æ)	150,853	1,119	Manhattan Associates, Inc.(Æ)	3,362	135
Attunity, Ltd.(Æ)	105,448	943	ManTech International Corp. Class A	17,626	496
Bel Fuse, Inc. Class B	39,756	1,125	Marketo, Inc.(Æ)(Ñ)	103,509	3,340
Benchmark Electronics, Inc.(Æ)	101,715	2,413	Mentor Graphics Corp.	89,484	1,896
Blackbaud, Inc.	86,272	3,839	Mercury Systems, Inc.(Æ)	263,899	3,689
Brocade Communications Systems, Inc.	84,432	906	Methode Electronics, Inc.	28,496	1,122
CACI International, Inc. Class A(Æ)	46,165	3,799	Micrel, Inc.	428,999	5,208
Calix, Inc.(Æ)	185,405	2,004	MKS Instruments, Inc.	8,687	316
Callidus Software, Inc.(Æ)	134,839	1,900	Monotype Imaging Holdings, Inc.	385,422	11,027
Cavium, Inc.(Æ)	52,697	2,704	NetScout Systems, Inc.(Æ)	30,330	1,118
CEVA, Inc.(Æ)	3,908	64	Newport Corp.(Æ)	5,003	90
Checkpoint Systems, Inc.(Æ)	289,667	3,841	NIC, Inc.	12,159	224
Ciber, Inc.(Æ)	34,943	114	Nimble Storage, Inc.(Æ)(Ñ)	63,149	1,728
Cohu, Inc.	15,556	159	NVE Corp.(Æ)	14,273	1,023
Cohu, Inc.(Å)	187,270	1,910	Oclaro, Inc.(Æ)	39,520	62
Computer Task Group, Inc.	27,000	238	Oplink Communications, Inc.	165,612	3,453
Comtech Telecommunications Corp.	34,243	1,304	Palo Alto Networks, Inc.(Æ)	4,600	486
CSG Systems International, Inc.	32,434	860	Park Electrochemical Corp.	122,663	3,165
Daktronics, Inc.	30,075	400	Paycom Software, Inc.(Æ)	60,999	1,083
Datalink Corp.(Æ)	1,917	24	PC Connection, Inc.	36,113	861
Dealertrack Technologies, Inc.(Æ)	37,077	1,744	PDF Solutions, Inc.(Æ)	361,669	4,691
Demand Media, Inc.(Æ)	56,115	395	Perficient, Inc.(Æ)	227,907	3,779
Demandware, Inc.(Æ)	57,264	3,433	Photronics, Inc.(Æ)	731,641	6,577
Diebold, Inc.	151,860	5,380	Plexus Corp.(Æ)	259,292	10,722
Digimarc Corp.	24,900	722	PMC Sierra, Inc.(Æ)	239,000	1,862
Digital River, Inc.(Æ)	6,318	162	Polycom, Inc.(Æ)	244,654	3,200
Diodes, Inc.(Æ)	124,400	3,213	Progress Software Corp.(Æ)	429,875	11,134
Dolby Laboratories, Inc. Class A	10,500	440	Proofpoint, Inc.(Æ)	262,880	11,577
DTS, Inc.(Æ)	65,745	1,958	PROS Holdings, Inc.(Æ)	25,866	724
Electro Scientific Industries, Inc.	607,362	4,312	QLogic Corp.(Æ)	112,723	1,331
Ellie Mae, Inc.(Æ)	50,687	1,945	Qualys, Inc.(Æ)	194,446	6,238

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Quantum Corp.(Æ)	326,886	418	j2 Global, Inc.	146,497	7,924
Radware, Ltd.(Æ)	72,718	1,381	Laclede Group, Inc. (The)	50,600	2,569
Rally Software Development Corp.(Æ)(Ñ)	88,968	909	Magellan Petroleum Corp.(Æ)(Ñ)	684,716	1,233
Rambus, Inc.(Æ)	134,355	1,538	MGE Energy, Inc.	9,196	409
Rightside Group, Ltd.(Æ)	3,686	35	New Jersey Resources Corp.	15,935	932
Rubicon Project, Inc. (The)(Æ)	40,983	470	NorthWestern Corp.	113,453	5,995
Rudolph Technologies, Inc.(Æ)	7,232	63	NRG Yield, Inc. Class A	104,861	5,240
Saba Software, Inc.(Æ)	240,421	3,222	Orbcomm, Inc.(Æ)	132,284	836
Sanmina Corp.(Æ)	47,690	1,196	Phillips 66 Partners, LP(Ñ)	67,762	4,722
ServiceNow, Inc.(Æ)	47,636	3,236	Piedmont Natural Gas Co., Inc.(Ñ)	35,174	1,337
ShoreTel, Inc.(Æ)	122,071	988	PNM Resources, Inc.	39,815	1,149
Sigma Designs, Inc.(Æ)	53,783	215	Portland General Electric Co.	21,460	781
Silicon Graphics International Corp.(Æ)	306,850	2,663	Premiere Global Services, Inc.(Æ)	524,959	5,496
Silicon Image, Inc.(Æ)	141,007	756	Pure Cycle Corp.(Æ)(Ñ)	289,414	1,736
Sonus Networks, Inc.(Æ)	48,800	169	Shenandoah Telecommunications Co.	3,295	98
Spansion, Inc. Class A(Æ)	79,896	1,644	Southwest Gas Corp.	51,212	2,975
SPS Commerce, Inc.(Æ)	96,807	5,644	UIL Holdings Corp.	17,348	714
Super Micro Computer, Inc.(Æ)	55,318	1,768	Unitil Corp.	4,918	171
Synaptics, Inc.(Æ)	5,100	349	Vonage Holdings Corp.(Æ)	31,752	111
Synopsys, Inc.(Æ)	42,913	1,759	WGL Holdings, Inc.	1,005	47
Syntel, Inc.(Æ)	14,019	1,214	York Water Co.	1,704	37
Tableau Software, Inc. Class A(Æ)	26,870	2,219			80,585
Take-Two Interactive Software, Inc.(Æ)	3,491	92
Tangoe, Inc.(Æ)	176,440	2,588	Total Common Stocks
TechTarget, Inc.(Æ)	104,700	999	(cost $2,049,971)		2,302,539
TeleNav, Inc.(Æ)	225,361	1,627
Teradyne, Inc.	48,376	890	Warrants & Rights - 0.0%
Tessera Technologies, Inc.	59,856	1,819	Magnum Hunter Resources Corp.(Æ)
Tyler Technologies, Inc.(Æ)	12,003	1,343	2015 Warrant	26,846	—
Ultimate Software Group, Inc.(Æ)	33,977	5,114	Total Warrants & Rights
Unisys Corp.(Æ)	2,900	74	(cost $0)		—
United Online, Inc.	26,744	300
VASCO Data Security International, Inc.(Æ)	66,640	1,687	Short-Term Investments - 5.1%
			Russell U.S. Cash Management Fund	123,076,671(8)	123,077
VeriFone Systems, Inc.(Æ)	141,541	5,274	Total Short-Term Investments
Verint Systems, Inc.(Æ)	25,616	1,473	(cost $123,077)
Vishay Intertechnology, Inc.	253,714	3,428			123,077
Xcerra Corp.(Æ)	694,874	5,899	Other Securities - 6.1%
Yelp, Inc. Class A(Æ)	34,334	2,060	Russell U.S. Cash Collateral Fund(×)	150,104,409(8)	150,104
Zynga, Inc. Class A(Æ)	130,900	334	Total Other Securities
		307,304	(cost $150,104)		150,104

Utilities - 3.3%			Total Investments 105.4%
Advantage Oil & Gas, Ltd.(Æ)	988,434	4,221
Alaska Communications Systems Group, Inc.			(identified cost $2,323,152)		2,575,720
(Æ)	38,400	52	Other Assets and Liabilities, Net
ALLETE, Inc.	1,020	53	-(5.4%)		(131,768)
American States Water Co.	154,276	5,520	Net Assets - 100.0%		2,443,952
Artesian Resources Corp. Class A	2,746	61
Avista Corp.	87,896	3,116
Black Hills Corp.	63,478	3,474
Boingo Wireless, Inc.(Æ)	179,063	1,255
California Water Service Group	59,344	1,545
Chesapeake Utilities Corp.	700	34
Cleco Corp.	106,722	5,737
El Paso Electric Co.	99,930	3,781
FairPoint Communications, Inc.(Æ)(Ñ)	159,900	2,654
Genesis Energy, LP(Ñ)	76,299	3,661
IDT Corp. Class B	21,466	354
Intelsat SA(Æ)	28,517	555

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal		Cost per	Cost	Fair Value
% of Net Assets		Acquisition	Amount ($)		Unit	(000)	(000)
Securities		Date	or shares		$	$	$
0.2%
Cohu, Inc.		03/11/08	187,270		11.04	2,068	1,910
Diamond Hill Investment Group, Inc.		12/12/11		21,827	78.72	1,718	2,925
							4,835
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date		$
Long Positions
Russell 2000 Mini Index Futures		1,143	USD	133,845	12/14		1,113
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,113

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$345,617	$—		$—	$345,617		14.1
Consumer Staples	102,940	—		—	102,940		4.2
Energy	98,372	—		—	98,372		4.0
Financial Services	559,035	—		—	559,035		22.9
Health Care	249,414	—		—	249,414		10.2
Materials and Processing	151,977	—		—	151,977		6.2
Producer Durables	407,295	—		—	407,295		16.7
Technology	307,304	—		—	307,304		12.6
Utilities	80,585	—		—	80,585		3.3
Warrants & Rights	—	—		—	—		—
Short-Term Investments	—	123,077		—	123,077		5.1
Other Securities	—	150,104		—	150,104		6.1
Total Investments	2,302,539	273,181		—	2,575,720		105.4
Other Assets and Liabilities, Net							(5.4)
							100.0
Other Financial Instruments
Futures Contracts	1,113	—		—	1,113		—*
Total Other Financial Instruments**	$1,113	$—		$—	$1,113

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$1,113

Location: Statement of Assets and Liabilities - Liabilities
Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$9,364

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(681)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross		Net Amounts
		Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$142,610	$ —	$142,610
Futures Contracts	Variation margin on futures contracts	1,966	—	1,966
Total		$144,576	$ —	$144,576

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$35,356	$	— $	35,356	$—
Citigroup	15,231		—	15,231	—
Credit Suisse	12,647		—	12,647	—
Deutsche Bank	16,352		—	16,352	—
Fidelity	8,656		—	8,656	—
Goldman Sachs	10,025		—	10,025	—
ING	4,597		—	4,597	—
JPMorgan Chase	18,973		—	18,973	—
Merrill Lynch	3,191		—	1,225	1,966
Morgan Stanley	16,259		—	16,259	—
UBS	3,289		—	3,289	—
Total	$144,576	$	— $	142,610	$1,966

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$2,323,152
Investments, at fair value(*)(>)	2,575,720
Cash	24
Cash (restricted)(a)	10,420
Foreign currency holdings(^)	989
Receivables:
Dividends and interest	1,253
Dividends from affiliated Russell funds	15
Investments sold	24,834
Fund shares sold	2,567
Variation margin on futures contracts	1,966
Prepaid expenses	5
Total assets	2,617,793

Liabilities
Payables:
Investments purchased	18,279
Fund shares redeemed	3,446
Accrued fees to affiliates	1,769
Other accrued expenses	243
Payable upon return of securities loaned	150,104
Total liabilities	173,841

Net Assets	$2,443,952

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,529
Accumulated net realized gain (loss)	134,921
Unrealized appreciation (depreciation) on:
Investments	252,568
Futures contracts	1,113
Foreign currency-related transactions	(144)
Shares of beneficial interest	784
Additional paid-in capital	2,049,181
Net Assets	$2,443,952
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$30.93
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$32.82
Class A — Net assets	$25,406,217
Class A — Shares outstanding ($.01 par value)	821,542
Net asset value per share: Class C(#)	$29.89
Class C — Net assets	$33,003,277
Class C — Shares outstanding ($.01 par value)	1,104,082
Net asset value per share: Class E(#)	$31.03
Class E — Net assets	$42,588,230
Class E — Shares outstanding ($.01 par value)	1,372,377
Net asset value per share: Class I(#)	$31.33
Class I — Net assets	$192,130,967
Class I — Shares outstanding ($.01 par value)	6,132,057
Net asset value per share: Class S(#)	$31.19
Class S — Net assets	$ 1,512,046,319
Class S — Shares outstanding ($.01 par value)	48,483,742
Net asset value per share: Class Y(#)	$31.24
Class Y — Net assets	$638,777,394
Class Y — Shares outstanding ($.01 par value)	20,450,684
Amounts in thousands
(^) Foreign currency holdings - cost	$1,133
(*) Securities on loan included in investments	$142,610
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$273,181
(a) Cash Collateral for Futures	$10,420
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$26,495
Dividends from affiliated Russell funds	143
Interest	1
Securities lending income	1,730
Total investment income	28,369

Expenses
Advisory fees	14,959
Administrative fees	1,017
Custodian fees	536
Distribution fees - Class A	61
Distribution fees - Class C	250
Transfer agent fees - Class A	49
Transfer agent fees - Class C	67
Transfer agent fees - Class E	84
Transfer agent fees - Class I	226
Transfer agent fees - Class S	2,723
Transfer agent fees - Class Y	21
Professional fees	104
Registration fees	128
Shareholder servicing fees - Class C	83
Shareholder servicing fees - Class E	105
Trustees’ fees	47
Printing fees	228
Miscellaneous	108
Total expenses	20,796
Net investment income (loss)	7,573

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	174,429
Futures contracts	9,364
Foreign currency-related transactions	(1)
Net realized gain (loss)	183,792
Net change in unrealized appreciation (depreciation) on:
Investments	(60,965)
Futures contracts	(681)
Foreign currency-related transactions	(79)
Net change in unrealized appreciation (depreciation)	(61,725)
Net realized and unrealized gain (loss)	122,067
Net Increase (Decrease) in Net Assets from Operations	$129,640

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,573	$12,930
Net realized gain (loss)	183,792	265,932
Net change in unrealized appreciation (depreciation)	(61,725)	253,882
Net increase (decrease) in net assets from operations	129,640	532,744

Distributions
From net investment income
Class A	(36)	(101)
Class C	(—**)	—
Class E	(26)	(191)
Class I	(679)	(1,535)
Class S	(3,294)	(7,076)
Class Y	(1,500)	(4,677)
From net realized gain
Class A	(3,239)	—
Class C	(4,461)	—
Class E	(4,312)	—
Class I	(23,779)	—
Class S	(138,845)	—
Class Y	(41,975)	—
Net decrease in net assets from distributions	(222,146)	(13,580)

Share Transactions*
Net increase (decrease) in net assets from share transactions	905,797	(248,630)
Total Net Increase (Decrease) in Net Assets	813,291	270,534

Net Assets
Beginning of period	1,630,661	1,360,127
End of period	$2,443,952	$1,630,661
Undistributed (overdistributed) net investment income included in net assets	$5,529	$3,578

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 177

Russell Investment Company Russell U.S. Small Cap Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	142	$4,349	221	$6,756
Proceeds from reinvestment of distributions	106	3,244	4	100
Payments for shares redeemed	(137)	(4,240)	(155)	(4,271)
Net increase (decrease)	111	3,353	70	2,585
Class C
Proceeds from shares sold	173	5,204	143	4,155
Proceeds from reinvestment of distributions	150	4,435	—	—
Payments for shares redeemed	(212)	(6,369)	(252)	(6,930)
Net increase (decrease)	111	3,270	(109)	(2,775)
Class E
Proceeds from shares sold	652	19,874	208	5,930
Proceeds from reinvestment of distributions	135	4,141	7	183
Payments for shares redeemed	(377)	(11,569)	(301)	(8,811)
Net increase (decrease)	410	12,446	(86)	(2,698)
Class I
Proceeds from shares sold	1,507	46,321	901	25,646
Proceeds from reinvestment of distributions	786	24,194	61	1,500
Payments for shares redeemed	(1,525)	(47,272)	(1,974)	(55,782)
Net increase (decrease)	768	23,243	(1,012)	(28,636)
Class S
Proceeds from shares sold	21,885	671,640	7,831	222,516
Proceeds from reinvestment of distributions	4,573	140,224	286	7,016
Payments for shares redeemed	(8,811)	(271,709)	(7,919)	(228,155)
Net increase (decrease)	17,647	540,155	198	1,377
Class Y
Proceeds from shares sold	12,502	381,826	414	11,017
Proceeds from reinvestment of distributions	1,418	43,474	190	4,677
Payments for shares redeemed	(3,237)	(101,970)	(7,846)	(234,177)
Net increase (decrease)	10,683	323,330	(7,242)	(218,483)
Total increase (decrease)	29,730	$905,797	(8,181)	$(248,630)

See accompanying notes which are an integral part of the financial statements.

178 Russell U.S. Small Cap Equity Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	33.31	.04	2.13	2.17	(.05)	(4.50)
October 31, 2013	23.77	.16	9.55	9.71	(.17)	—
October 31, 2012	21.67	.05	2.06	2.11	(.01)	—
October 31, 2011	20.39	.02	1.32	1.34	(.06)	—
October 31, 2010	16.28	.02	4.14	4.16	(.05)	—

Class C
October 31, 2014	32.51	(.20)	2.08	1.88	—	(4.50)
October 31, 2013	23.22	(.04)	9.33	9.29	—	—
October 31, 2012	21.32	(.12)	2.02	1.90	—	—
October 31, 2011	20.16	(.15)	1.31	1.16	—	—
October 31, 2010	16.18	(.12)	4.10	3.98	—	—

Class E
October 31, 2014	33.39	.04	2.13	2.17	(.03)	(4.50)
October 31, 2013	23.84	.17	9.56	9.73	(.18)	—
October 31, 2012	21.74	.06	2.06	2.12	(.02)	—
October 31, 2011	20.45	.04	1.30	1.35	(.06)	—
October 31, 2010	16.32	.04	4.15	4.19	(.06)	—

Class I
October 31, 2014	33.66	.14	2.16	2.30	(.13)	(4.50)
October 31, 2013	24.03	.27	9.61	9.88	(.25)	—
October 31, 2012	21.91	.12	2.08	2.20	(.08)	—
October 31, 2011	20.60	.10	1.32	1.42	(.11)	—
October 31, 2010	16.43	.09	4.17	4.26	(.09)	—

Class S
October 31, 2014	33.53	.10	2.17	2.27	(.11)	(4.50)
October 31, 2013	23.94	.23	9.59	9.82	(.23)	—
October 31, 2012	21.83	.11	2.07	2.18	(.07)	—
October 31, 2011	20.53	.08	1.32	1.40	(.10)	—
October 31, 2010	16.39	.07	4.15	4.22	(.08)	—

Class Y
October 31, 2014	33.58	.17	2.16	2.33	(.17)	(4.50)
October 31, 2013	23.97	.32	9.57	9.89	(.28)	—
October 31, 2012	21.85	.15	2.07	2.22	(.10)	—
October 31, 2011	20.55	.12	1.32	1.44	(.14)	—
October 31, 2010	16.39	.10	4.17	4.27	(.11)	—

See accompanying notes which are an integral part of the financial statements.

180 Russell U.S. Small Cap Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(4.55)	30.93	6.70	25,406	1.25	1.25	.09	86
(.17)	33.31	41.08	23,677	1.25	1.25	.58	111
(.01)	23.77	9.73	15,232	1.25	1.25	.21	129
(.06)	21.67	6.55	15,392	1.25	1.25	.09	111
(.05)	20.39	25.58	13,078	1.23	1.23	.12	99

(4.50)	29.89	5.91	33,003	2.00	2.00	(.66)	86
—	32.51	40.01	32,285	2.00	2.00	(.15)	111
—	23.22	8.91	25,597	2.00	2.00	(.54)	129
—	21.32	5.75	28,910	2.00	2.00	(.66)	111
—	20.16	24.60	32,499	1.98	1.98	(.63)	99

(4.53)	31.03	6.71	42,588	1.25	1.25	.09	86
(.18)	33.39	41.10	32,126	1.24	1.23	.60	111
(.02)	23.84	9.78	24,995	1.25	1.20	.26	129
(.06)	21.74	6.58	26,404	1.24	1.16	.18	111
(.06)	20.45	25.71	30,702	1.23	1.12	.24	99

(4.63)	31.33	7.06	192,131.92		.92	.42	86
(.25)	33.66	41.53	180,599.92		.92	.95	111
(.08)	24.03	10.08	153,233.92		.92	.54	129
(.11)	21.91	6.89	177,437.92		.92	.42	111
(.09)	20.60	26.03	216,197.90		.90	.45	99

(4.61)	31.19	7.01	1,512,046	1.00	1.00	.33	86
(.23)	33.53	41.38	1,034,016	1.00	1.00	.81	111
(.07)	23.94	10.02	733,436	1.00	1.00	.46	129
(.10)	21.83	6.80	704,781	1.00	1.00	.34	111
(.08)	20.53	25.84	647,424.98		.98	.37	99

(4.67)	31.24	7.17	638,778.80		.80	.51	86
(.28)	33.58	41.67	327,958.80		.80	1.13	111
(.10)	23.97	10.22	407,634.82		.82	.65	129
(.14)	21.85	7.01	490,804.82		.82	.52	111
(.11)	20.55	26.08	547,009.80		.80	.55	99

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund 181

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell International Developed Markets Fund - Class A‡			Russell International Developed Markets Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(5.33)%		1 Year	0.69%
5 Years	5.01	%§	5 Years	6.55	%§
10 Years	4.44	%§	10 Years	5.33	%§

Russell International Developed Markets Fund - Class C‡‡			Russell International Developed Markets Fund - Class Y
	Total			Total
	Return			Return
1 Year	(0.33)%		1 Year	0.90%
5 Years	5.49	%§	5 Years	6.70	%§
10 Years	4.58	%§	10 Years	5.45	%§

Russell International Developed Markets Fund - Class E			Russell Developed ex-U.S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	0.46%		1 Year	0.17%
5 Years	6.32	%§	5 Years	6.85	%§
10 Years	5.10	%§	10 Years	6.25	%§

			International Developed Markets Linked Benchmark***
Russell International Developed Markets Fund - Class I				Total
	Total			Return
	Return		1 Year	0.17%
1 Year	0.79%		5 Years	6.34	%§
5 Years	6.63	%§	10 Years	5.72	%§
10 Years	5.38	%§

182 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell International Developed Markets Fund (the “Fund”)		period but ineffective stock selection within the country detracted
employs a multi-manager approach whereby portions of the Fund		from overall benchmark-relative performance. European stocks
are allocated to different money managers. Fund assets not		were the poorest performing stocks over the fiscal period as poor
allocated to money managers are managed by Russell Investment		economic data in the latter part of the fiscal period overshadowed
Management Company (“RIMCo”), the Fund’s advisor. RIMCo		the European Central Bank cutting deposit and interest rates
may change the allocation of the Fund’s assets among money		to record lows and pledging to start buying covered bonds.
managers at any time. An exemptive order from the Securities		Within Europe, effective stock selection within financials and an
and Exchange Commission (“SEC”) permits RIMCo to engage		overweight position in health care added strongly to benchmark-
or terminate a money manager at any time, subject to approval		relative performance. The Japanese market performed strongly
by the Fund’s Board, without a shareholder vote. Pursuant to the		over the fiscal period in local returns however the weakening
terms of the exemptive order, the Fund is required to notify its		Japanese yen caused the market to slightly lag the Fund’s index
shareholders within 90 days of when a money manager begins		in U.S. dollar terms. Effective stock selection in the industrials,
providing services. As of October 31, 2014, the Fund had seven		health care, and materials sectors contributed to the Fund’s
money managers.		benchmark-relative positive performance within Japan. Similar

What is the Fund’s investment objective?		to Japan, Canada performed strongly in local terms but weakness in the Canadian dollar dampened these returns. Within Canada,
The Fund seeks to provide long-term capital growth.		effective stock selection within materials and an underweight
How did the Fund perform relative to its benchmark for the		position to the sector combined with an overweight position
fiscal year ended October 31, 2014?		in industrials contributed positively to benchmark-relative
For the fiscal year ended October 31, 2014, the Fund’s Class		performance. The Fund’s out-of-benchmark exposure to emerging
A, Class E, Class I, Class S and Class Y Shares gained 0.43%,		markets was beneficial, as welcomed election results in countries
0.46%, 0.79%, 0.69% and 0.90%, respectively, and the Fund’s		such as India, along with the market’s lessening concerns over the
Class C Shares lost 0.33%. This is compared to the Fund’s		Chinese government’s restraint in policy support, helped these
benchmark, the Russell Developed ex-U.S. Large Cap Index		economies advance in the latter part of the fiscal period. Chinese,
(Net), which gained 0.17% during the same period. The Fund’s		Indian and Taiwanese stocks held in the Fund were all strong
performance includes operating expenses, whereas index returns		contributors during the period.
are unmanaged and do not include expenses of any kind.		Sector performance tended to benefit more defensive areas of the
For the fiscal year ended October 31, 2014, the Morningstar®		market as concerns over economic growth and a stronger U.S. dollar
Foreign Large Blend, a group of funds that Morningstar considers		weighed on the more cyclical (economically sensitive) sectors such
to have investment strategies similar to those of the Fund, lost		as energy, materials and consumer discretionary, while rewarding
0.05%. This result serves as a peer comparison and is expressed		the health care and utilities sectors. The Fund’s underweight to
net of operating expenses.		the utilities sector and overweight to consumer discretionary had a negative impact on benchmark-relative performance. Security
How did the market conditions described in the Market		selection within the financials sector contributed strongly to the
Summary report affect the Fund’s performance?		Fund’s performance particularly within Continental Europe,
Equity prices increased to new highs during the period prior to		where the Fund avoided the more economically sensitive banks.
pulling back during the last few months of the fiscal year.	Easy	An underweight to materials benefited the Fund and was further
monetary policies continued to support equity prices.	The	helped by effective selection within the sector as the Fund was
markets rotated among leadership during the period as concerns		underweight the poorer performing metals and mining companies
over global growth and fiscal policy caused the markets to pull		in favor of the better performing chemical companies. The Fund’s
back at various times during the period. The Fund’s balanced		beneficial overweight to health care was offset by poor stock
position between manager styles such as growth, value, defensive		selection within the sector, as the Fund had less exposure to the
and dynamic allowed it to navigate the markets well and this		stronger performing large cap pharmaceutical stocks.

aided the Fund’s benchmark-relative returns.		How did the investment strategies and techniques employed
Over the fiscal year, Asia ex-Japan was the strongest performing		by the Fund and its money managers affect its benchmark-
region driven primarily by Hong Kong, which returned 8.73% as		relative performance?
measured by the Russell Global Large Cap Hong Kong Index.		AQR Capital Management, LLC (“AQR”) outperformed the
The Fund’s Hong Kong positioning with respect to percentage		Fund’s benchmark for the fiscal year. AQR’s quantitative approach
country exposure was largely benchmark neutral during the		emphasizes stocks trading at low valuations with good momentum

Russell International Developed Markets Fund 183

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

in a variety of earnings and price measures. Additionally, AQR	diminished by the weakening yen, as Numeric held a large
employs a country and currency model. AQR’s primary shortfall	overweight to this region relative to the Fund’s benchmark.
was in their country model though the stock selection model	Pzena Investment Management LLC (“Pzena”) performed in line
made up for the shortfall due to effective stock selection across	with the Fund’s benchmark for the fiscal year. Pzena’s deeper
almost all sectors and regions. AQR was particularly effective	value style was largely out of favor over the period. Effective
in materials and European stocks. AQR’s defensive orientation	stock selection in telecommunication and financials stocks
proved beneficial over the period.	helped offset poor selection within industrials and consumer
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)	discretionary stocks. Pzena struggled with emerging market
outperformed the Fund’s benchmark for the fiscal year. Effective	stocks as selections like Gazprom struggled in the period given
stock selection with financials and consumer stocks were key	geopolitical events.
drivers. On a regional basis, Barrow Hanley added significant	Wellington Capital Management (“Wellington”) was hired in
value in Continental European stocks. Effective stock selection	September 2014 and outperformed the Fund’s benchmark for the
within emerging market stocks also added meaningfully to	portion of the fiscal year in which it was a money manager in
performance.	the Fund. Effective stock selection within health care, industrials
del Rey Global Investors, LLC (“del Rey”) was terminated in	and information technology sectors was a key contributor over the
March 2014 and performed in line with the Fund’s benchmark for	period, further benefited by an underweight to energy stocks and
the portion of the fiscal year in which it was a money manager in	an overweight to health care stocks. Wellington’s performance
the Fund. del Rey was most effective within the financial sector	also benefited from effective selection within emerging markets
as positive stock selection within a few Continental European	and Japan.
banks further added to a beneficial underweight to the sector.	William Blair & Company, LLC (“William Blair”) outperformed
Japan was del Rey’s strongest region with effective stock selection	the Fund’s benchmark for the fiscal year. William Blair’s stock
particularly in industrials overcoming a shortfall given the	selection within emerging markets companies like Tata Motors,
negative effects of an overweight to the region. del Rey struggled	Tencent, Baidu, and HDFC Bank added strongly to performance.
in the telecommunications and materials sector mainly driven by	Consumer discretionary and telecommunication stocks were
their holdings in emerging market stocks within these sectors.	another area of strength for William Blair. Stock selection within
Driehaus Capital Management, LLC (“Driehaus”) was terminated	the U.K. proved challenging, as Tullow Oil and Meggitt weighed
in September 2014 and underperformed the Fund’s benchmark	on performance.
for the portion of the fiscal year in which it was a money manager	RIMCo manages the portion of the Fund’s assets that RIMCo
in the Fund. Driehaus’ momentum focus was a significant	determines not to allocate to the money managers. Assets not
challenge to their performance over this period and accounted for	allocated to managers include the Fund’s liquidity reserves and
the majority of the shortfall.	assets which may be managed directly by RIMCo to modify the
MFS Institutional Advisors Inc. (“MFS”) outperformed the Fund’s	Fund’s overall portfolio characteristics to seek to achieve the
benchmark for the fiscal year. MFS had strong stock selection	desired risk/return profile for the Fund.
within their emerging market holdings, particularly in their	At the beginning of the period, RIMCo managed a positioning
Taiwanese technology holdings. Additionally, effective stock	strategy that invested in securities exhibiting higher quality
selection within materials and consumer discretionary stocks	characteristics than the benchmark in order to dampen Fund
added to performance. European stock selection was a particular	volatility and provide exposure to areas of the market that the
challenge for MFS during the period, particularly in French	money managers were not accessing. In March 2014, this strategy
consumer staples stocks. Stock selection within European	was modified to implement a value bias while maintaining the
financials was also challenging during the period.	strategy’s defensive characteristics. The strategy’s effect on
Numeric Investors LLC (“Numeric”) outperformed the Fund’s	Fund performance was positive, as the strategy meaningfully
benchmark for the fiscal year. Numeric’s smaller cap focus was	outperformed the Fund’s benchmark. During the fiscal year,
a drag on performance given these stocks underperformed their	markets rewarded higher quality, larger cap securities, which
larger cap peers, however, strong stock selection in consumer	the strategy explicitly overweighted. Additionally, the strategy’s
discretionary, financials, industrials and information technology	selection within financials was a meaningful contributor to
helped overcome this drag. Regionally, Numeric was most	benchmark-relative performance.
effective in stock selection within Continental Europe. Numeric	During the period, the Fund used derivatives, including stock
was effective in selecting Japanese stocks but returns were	options, country index futures, swaps and currency forwards,

184 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

to manage country and currency exposure as a substitute for	Money Managers as of October 31,
holding securities directly and to facilitate the implementation	2014	Styles
of its investment strategy. In addition, the Fund used forward
	AQR Capital Management, LLC	Market-Oriented
currency contracts to hedge against adverse currency exchange	Barrow, Hanley, Mewhinney & Strauss, LLC Value
rate changes. The use of these derivatives did not have a material	MFS Institutional Advisors, Inc.	Market-Oriented
impact on performance.	Numeric Investors LLC	Market-Oriented
	Pzena Investment Management, LLC	Value
Describe any changes to the Fund’s structure or the money	Wellington Capital Management LLP	Growth
manager line-up.	William Blair & Company, LLC	Growth
In March 2014, RIMCo terminated del Rey Global Investors, LLC	The views expressed in this report reflect those of the portfolio
as a money manager for the Fund.	managers only through the end of the period covered by
the report. These views do not necessarily represent the
In September 2014, RIMCo terminated Driehaus Capital	views of RIMCo, or any other person in RIMCo or any other
Management LLC and hired Wellington Capital Management as a	affiliated organization. These views are subject to change
money manager for the Fund.	at any time based upon market conditions or other events,
In March 2014, RIMCo altered its positioning strategy as	and RIMCo disclaims any responsibility to update the views
described above.	contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
***	The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the MSCI EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap Index (net of tax on dividends from foreign holdings) thereafter.
‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.
‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell International Developed Markets Fund 185

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$958.20	$1,018.90
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$6.17	$6.36

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$954.40	$1,015.12
	Expenses Paid During Period*	$9.85	$10.16
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.00%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$958.30	$1,018.90
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.17	$6.36
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

186 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$959.90	$1,020.57
Expenses Paid During Period*	$4.54	$4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$959.30	$1,020.16
Expenses Paid During Period*	$4.94	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$960.10	$1,021.17
Expenses Paid During Period*	$3.95	$4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell International Developed Markets Fund 187

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.2%			Austria - 0.3%
Australia - 2.5%			Erste Group Bank AG	437,001	11,122
Abacus Property Group(ö)	305,900	727	S IMMO AG(Æ)	107,407	827
AGL Energy, Ltd.	147,612	1,765			11,949
Amcor, Ltd. Class A	230,465	2,377
APA Group	89,596	620	Belgium - 1.3%
Asciano, Ltd.	430,245	2,374	Ageas(Æ)	12,778	—
ASX, Ltd. - ADR	17,166	544	AGFA-Gevaert NV(Æ)	602,135	1,518
Aurizon Holdings, Ltd.	220,433	908	Anheuser-Busch InBev NV	204,735	22,606
Ausdrill, Ltd. - GDR	123,000	64	Belgacom SA	181,628	6,853
AusNet Services(Æ)	369,948	448	bpost SA	129,642	3,209
Austal, Ltd.(Æ)	40,100	45	Delhaize Group SA	35,276	2,410
Australia & New Zealand Banking			Elia System Operator SA	6,639	329
Group, Ltd. - ADR	459,947	13,559	Groupe Bruxelles Lambert SA	19,016	1,698
BC Iron, Ltd.	85,800	81	KBC Groep NV(Æ)	94,265	5,050
Beach Energy, Ltd.	463,100	475	Nyrstar NV(Æ)	374,865	1,264
Bendigo & Adelaide Bank, Ltd.	101,117	1,105	Tessenderlo Chemie NV(Æ)	8,640	224
BGP Holdings PLC(Æ)(Þ)	559,805	—	UCB SA	82,237	6,636
BHP Billiton, Ltd. - ADR	168,363	5,031	Umicore SA	43,707	1,711
Caltex Australia, Ltd.	20,784	568			53,508
CFS Retail Property Trust Group(ö)	212,679	393
Coca-Cola Amatil, Ltd.	192,390	1,549	Bermuda - 0.5%
Commonwealth Bank of Australia - ADR	96,957	6,867	Catlin Group, Ltd.	65,345	561
Computershare, Ltd.	45,224	488	Cheung Kong Infrastructure Holdings,
CSL, Ltd.	5,436	384	Ltd.	54,000	394
Dexus Property Group(ö)	505,198	538	Dairy Farm International Holdings, Ltd.	11,700	112
Downer EDI, Ltd.	477,800	1,993	Emperor Entertainment Hotel, Ltd.	2,330,000	700
Echo Entertainment Group, Ltd.	534,700	1,788	Emperor International Holdings, Ltd.	620,000	135
Fairfax Media, Ltd.	329,700	236	Great Eagle Holdings, Ltd.	499,000	1,679
Genworth Mortgage Insurance Australia,			Jardine Strategic Holdings, Ltd.	19,500	695
Ltd.(Æ)	527,200	1,726	Li & Fung, Ltd.	6,193,164	7,547
GPT Group (The)(ö)	141,406	513	Orient Overseas International, Ltd.	251,500	1,432
Harvey Norman Holdings, Ltd.	70,267	235	PartnerRe, Ltd.	49,941	5,778
Incitec Pivot, Ltd.	318,944	817	Soundwill Holdings, Ltd.	44,000	70
Insurance Australia Group, Ltd.	426,936	2,450			19,103
Investa Office Fund(ö)	625,700	1,960	Brazil - 0.7%
Mirvac Group(ö)	274,240	433	BM&FBovespa SA	26,342	116
National Australia Bank, Ltd. - ADR	360,692	11,106	Brookfield Incorporacoes SA(Æ)	2,878,300	1,835
NRW Holdings, Ltd.	343,200	228	Cielo SA	192,500	3,161
Orica, Ltd.	159,898	2,899	Embraer SA - ADR	369,200	14,266
Origin Energy, Ltd.	74,389	934	Itau Unibanco Holding SA - ADR	376,231	5,553
Ramsay Health Care, Ltd.	37,561	1,727	Kroton Educacional SA	662,800	4,724
Rio Tinto, Ltd. - ADR	21,223	1,128			29,655
Sandfire Resources NL	323,200	1,596
Scentre Group(Æ)(ö)	179,996	561	Canada - 5.3%
Sigma Pharmaceuticals, Ltd.	1,091,900	745	Advantage Oil & Gas, Ltd.(Æ)	15,042	64
Sonic Healthcare, Ltd.	15,996	263	Aecon Group, Inc.(Ñ)	17,300	225
Stockland(ö)	181,368	677	Agrium, Inc.	24,500	2,397
Suncorp Group, Ltd.	317,820	4,097	Aimia, Inc.	45,000	649
Tabcorp Holdings, Ltd.	409,564	1,467	Air Canada Class A(Æ)	39,300	327
Tatts Group, Ltd.	179,845	549	Alimentation Couche-Tard, Inc. Class B	391,855	13,299
Telstra Corp., Ltd.	523,391	2,593	Atco, Ltd. Class I	12,900	524
Transfield Services, Ltd.(Æ)	308,600	516	Bank of Montreal(Ñ)	81,731	5,927
Wesfarmers, Ltd.	95,490	3,709	Bank of Nova Scotia (The)	128,524	7,871
Westfield Corp.(Æ)(ö)	144,460	1,007	Bankers Petroleum, Ltd.(Æ)	296,600	1,140
Westpac Banking Corp.	342,355	10,478	BCE, Inc.(Ñ)	21,454	953
Woodside Petroleum, Ltd.	72,059	2,545	Boardwalk Real Estate Investment
Woolworths, Ltd.	16,451	521	Trust(ö)	26,800	1,698
		102,407	Bonavista Energy Corp.(Ñ)	64,900	610

See accompanying notes which are an integral part of the financial statements.
188 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Brookfield Asset Management, Inc. Class			RioCan Real Estate Investment Trust(Ñ)
A(Æ)	236,996	11,606	(ö)	59,400	1,399
Brookfield Asset Management, Inc.			Ritchie Bros Auctioneers, Inc.(Ñ)	13,400	328
Class A	76,344	3,737	RONA, Inc.	52,300	638
CAE, Inc.	48,600	623	Royal Bank of Canada - GDR	108,475	7,701
Calloway Real Estate Investment Trust(ö)	66,800	1,635	ShawCor, Ltd.	14,900	656
Canadian Imperial Bank of Commerce(Þ)	82,311	7,514	Suncor Energy, Inc.	317,183	11,263
Canadian National Railway Co.	223,737	15,791	Superior Plus Corp.(Ñ)	136,300	1,477
Canadian National Railway Co.(Ñ)	53,400	3,765	Tim Hortons, Inc.	11,200	907
Canadian Natural Resources, Ltd.	72,400	2,527	Toronto Dominion Bank	237,088	11,669
Canadian Oil Sands, Ltd.	44,349	695	TransAlta Corp.	35,400	344
Canadian Pacific Railway, Ltd.	47,233	9,816	TransCanada Corp.	25,431	1,253
Canadian Tire Corp., Ltd. Class A	10,330	1,133	Transcontinental, Inc. Class A - ADR	122,700	1,675
Canfor Pulp Products, Inc.	13,700	153	Uni-Select, Inc.	7,400	186
Capital Power Corp.	30,800	699	Valeant Pharmaceuticals International,
Cascades, Inc.(Ñ)	200,830	1,117	Inc.(Æ)	56,811	7,558
CCL Industries, Inc. Class B	9,500	960	Vermilion Energy, Inc.(Ñ)	16,400	931
Celestica, Inc.(Æ)	84,400	927	West Fraser Timber Co., Ltd.	12,500	656
Cenovus Energy, Inc.	38,500	953	Yellow Media, Ltd.(Æ)(Ñ)	110,000	1,607
Centerra Gold, Inc.	35,600	139			217,851
CI Financial Corp.	226,001	6,571
Cominar Real Estate Investment Trust(ö)	95,500	1,617	Cayman Islands - 1.3%
Concordia Healthcare Corp.(Æ)	26,900	1,008	Alibaba Group Holding, Ltd. - ADR(Æ)	121,302	11,960
Constellation Software, Inc.(Þ)	5,400	1,521	Baidu, Inc. - ADR(Æ)	75,387	18,000
Crescent Point Energy Corp.(Ñ)	52,763	1,744	Chaoda Modern Agriculture Holdings,
Dollarama, Inc.	22,900	2,012	Ltd.(Æ)(Å)	12,120,000	703
Dominioin Diamond Corp.(Æ)	130,100	1,820	ENN Energy Holdings, Ltd.	768,000	4,981
Dream Industrial Real Estate Investment			Hopewell Highway Infrastructure, Ltd.	1,275	1
Trust(ö)	32,400	265	MGM China Holdings, Ltd.	2,096,400	6,731
Dundee Corp. Class A(Æ)	15,700	223	Sands China, Ltd.	1,660,800	10,344
Encana Corp.	349,400	6,510	United Laboratories International
Enerplus Corp.	153,300	2,195	Holdings, Ltd. (The)(Æ)	564,000	433
Ensign Energy Services, Inc.	39,700	448			53,153

Finning International, Inc.	79,600	2,055	Czech Republic - 0.2%
Genworth MI Canada, Inc.(Ñ)	99,000	3,461	CEZ AS	238,175	6,588
Gibson Energy, Inc.	133,500	3,883
Great-West Lifeco, Inc.(Þ)	12,900	361	Denmark - 2.0%
Husky Energy, Inc.	35,520	858	AP Moeller - Maersk A/S Class A	422	958
IGM Financial, Inc.	9,700	388	AP Moeller - Maersk A/S Class B	1,820	4,241
Imperial Oil, Ltd.(Ñ)	21,853	1,052	Carlsberg A/S Class B	41,551	3,659
Industrial Alliance Insurance &			Coloplast A/S Class B	101,815	8,862
Financial Services, Inc.	13,300	536	Danske Bank A/S	897,774	24,623
Keyera Corp.	15,900	1,265	Dfds A/S	20,971	1,776
Lightstream Resources, Ltd.(Æ)(Ñ)	21,700	57	DSV A/S	26,623	796
Loblaw Cos., Ltd.	127,287	6,632	GN Store Nord A/S	108,016	2,513
Lucara Diamond Corp.	868,300	1,757	H Lundbeck A/S	17,909	380
Magellan Aerospace Corp.(Æ)	4,400	48	Novo Nordisk A/S Class B	264,395	11,961
Magna International, Inc. Class A	54,500	5,379	Pandora A/S	27,798	2,340
MEG Energy Corp. Class A(Æ)	214,200	5,169	Schouw & Co.	17,518	776
Morguard Corp.	9,100	1,169	Sydbank A/S(Æ)	15,750	500
Morguard North American Residential			TDC A/S	2,247,154	17,143
Real Estate Investment Trust(ö)	49,000	451	Topdanmark A/S(Æ)	29,242	930
Morguard Real Estate Investment					81,458
Trust(ö)	30,200	496
National Bank of Canada	68,781	3,215	Finland - 0.7%
Nevsun Resources, Ltd.	361,400	1,222	Fortum OYJ	265,360	6,148
Power Corp. of Canada	70,227	1,853	HKScan OYJ A Shares(Æ)	44,058	187
Power Financial Corp.	30,317	888	Kesko OYJ Class B	24,729	936
			Kone OYJ Class B	106,452	4,576

			See accompanying notes which are an integral part of the financial statements.
			Russell International Developed Markets Fund 189

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Orion OYJ Class B	146,219	4,964	Bayerische Motoren Werke AG	73,429	7,851
Sampo Oyj Class A	220,637	10,554	Beiersdorf AG(Æ)	111,539	9,024
Sponda OYJ	210,086	961	Continental AG	62,571	12,283
		28,326	Daimler AG	246,800	19,184
			Deutsche Beteiligungs AG	35,006	958
France - 8.4%			Deutsche Boerse AG	346,963	23,701
Air Liquide SA Class A	98,935	11,933	Deutsche Post AG	230,843	7,248
Altamir(Æ)	3,500	44	Deutsche Telekom AG	419,611	6,321
ANF Immobilier Class A(ö)	20,364	561	ELMOS Semiconductor AG(Æ)	12,215	218
AXA SA	140,180	3,234	Fielmann AG	6,408	418
BNP Paribas SA	68,517	4,305	Freenet AG	42,422	1,110
Boiron SA	8,804	783	Fresenius Medical Care AG & Co. KGaA	17,661	1,295
Bouygues SA - ADR	248,366	8,575	Fresenius SE & Co. KGaA	35,112	1,806
Bureau Veritas SA	115,422	2,854	Hannover Rueck SE	24,050	2,004
Capital Gemini SA	310,247	20,396	HeidelbergCement AG	52,539	3,576
Casino Guichard Perrachon SA(Æ)	118,028	12,096	Hornbach Baumarkt AG(Æ)	19,355	688
Cegid Group	14,580	537	Infineon Technologies AG - ADR	456,131	4,425
Credit Agricole SA	562,975	8,321	Krones AG	6,497	622
Danone SA	181,335	12,321	Linde AG	80,995	14,936
Dassault Systemes SA	47,544	3,013	Merck KGaA	193,055	17,436
Etablissements Maurel et Prom(Æ)	81,505	975	MTU Aero Engines AG	26,364	2,308
Euler Hermes Group	2,497	244	Muenchener Rueckversicherungs-
Faurecia	239,790	7,750	Gesellschaft AG	57,173	11,238
GDF Suez	596,454	14,467	Nordex SE(Æ)	111,530	1,884
GDF Suez(Æ)	55,671	—	OSRAM Licht AG(Æ)	4,366	153
Guerbet(Æ)	12,078	562	ProSiebenSat.1 Media AG	128,957	5,196
Ipsen SA	57,386	2,822	Rational AG	10,734	3,359
Legrand SA - ADR	122,569	6,595	Rhoen Klinikum AG	87,845	2,618
L'Oreal SA	43,313	6,790	SAP SE - ADR	262,967	17,874
LVMH Moet Hennessy Louis Vuitton			Siemens AG	161,060	18,147
SA - ADR	72,363	12,274	Sky Deutschland AG(Æ)	381,100	3,214
Metropole Television SA	76,464	1,323	Software AG	36,315	912
Natixis SA	558,319	3,842	Symrise AG	22,280	1,253
Pernod Ricard SA	108,120	12,307	Talanx AG	23,540	759
Publicis Groupe SA - ADR(Æ)	109,702	7,598	TUI AG	111,401	1,700
Rallye SA	87,006	3,366	United Internet AG	52,728	2,062
Rexel SA Class H	54,746	920	Volkswagen AG	75,300	16,013
Safran SA	124,285	7,865	Wacker Neuson SE(Æ)	83,886	1,629
Sanofi - ADR	571,690	52,771			258,043
Schneider Electric SE(Æ)	394,355	31,074
SCOR SE - ADR	206,219	6,316	Hong Kong - 2.5%
Societe BIC SA	15,744	1,962	AIA Group, Ltd.	3,728,769	20,795
Societe Financière Foncière et de			Champion REIT(ö)	3,878,000	1,710
Participations(Æ)	14,205	861	Cheung Kong Holdings, Ltd.	508,000	9,014
Tarkett(Æ)	8,708	251	China Mobile, Ltd.	1,075,000	13,377
Teleperformance - GDR	21,928	1,381	CLP Holdings, Ltd.	93,500	805
Thales SA	35,502	1,761	CSI Properties, Ltd.	22,190,000	959
Total SA	663,494	39,428	Global Brands Group Holdings, Ltd.(Æ)	15,505,164	3,439
Unibail-Rodamco SE(ö)	4,681	1,199	Guangdong Investment, Ltd.	4,037,200	5,310
Valeo SA	42,229	4,727	Hang Seng Bank, Ltd.	61,700	1,045
Vallourec SA	388,353	14,259	Hong Kong Exchanges and Clearing,
Vicat	2,994	205	Ltd.	34,854	773
Vinci SA	142,526	8,122	Hopewell Holdings, Ltd.	25,500	90
Vivendi SA - ADR(Æ)	126,034	3,076	Hysan Development Co., Ltd.	418,000	1,905
		346,066	Kowloon Development Co., Ltd.	1,408,000	1,681
			Lai Sun Development Co., Ltd.	4,413,000	113
Germany - 6.3%			Lenovo Group, Ltd.	9,404,000	13,848
Aareal Bank AG	4,800	205	Link Real Estate Investment Trust (The)
Axel Springer SE Class A	11,217	615	(ö)	421,000	2,473
Bayer AG	223,676	31,800	MTR Corp., Ltd.	100,000	408
See accompanying notes which are an integral part of the financial statements.
190 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Power Assets Holdings, Ltd.	378,000	3,648	Italmobiliare SpA	22,229	357
Sino Land Co., Ltd.	874,000	1,445	Parmalat SpA	320,962	964
Sun Hung Kai & Co., Ltd.	1,146,000	854	Recordati SpA	68,979	1,193
Sunlight Real Estate Investment Trust(ö)	1,308,000	568	Saipem SpA - ADR(Æ)	195,189	3,057
Swire Pacific, Ltd. Class A	129,321	1,696	Snam Rete Gas SpA	343,532	1,855
Swire Properties, Ltd.	162,800	522	Telecom Italia SpA(Æ)(Ñ)	7,074,575	8,001
Tai Cheung Holdings, Ltd.(Æ)	299,000	246			74,407
Television Broadcasts, Ltd.	141,934	777
Tencent Holdings, Ltd.(Æ)	1,026,200	16,355	Japan - 13.1%
		103,856	Aderans Co., Ltd.	47,900	564
			Aichi Bank, Ltd. (The)	1,800	87
India - 1.0%			Ajinomoto Co., Inc.	67,000	1,254
HDFC Bank, Ltd. - ADR	261,917	13,732	Alps Electric Co., Ltd.	30,800	507
Housing Development Finance Corp.	402,002	7,241	Amada Co., Ltd.	1,231,900	10,452
ICICI Bank, Ltd. - ADR	108,200	6,098	Arcs Co., Ltd.	51,400	1,117
Reliance Industries, Ltd.	226,871	3,697	Asahi Group Holdings, Ltd.	84,600	2,581
Tata Motors, Ltd. - ADR(Ñ)	244,105	11,497	Asahi Holdings, Inc.(Æ)	50,900	836
		42,265	Asahi Kasei Corp.	333,000	2,674
			Astellas Pharma, Inc.	1,518,900	22,975
Indonesia - 0.3%			Bandai Namco Holdings, Inc.	29,300	705
Bank Rakyat Indonesia	9,884,700	9,059	Bic Camera, Inc.(Æ)(Ñ)	70,300	606
Telekomunikasi Indonesia Persero Tbk			Bridgestone Corp.	5,400	176
PT	10,714,100	2,438	Calbee, Inc.	8,900	309
		11,497	Canon Marketing Japan, Inc.	94,400	1,900

Ireland - 0.9%			Canon, Inc.	540,700	16,314
CRH PLC	604,900	13,412	Cawachi, Ltd.	95,500	1,466
DCC PLC	56,115	3,137	Central Glass Co., Ltd.	271,000	878
James Hardie Industries PLC	418,930	4,431	Chudenko Corp.	9,700	152
Origin Enterprises PLC	69,006	683	Daicel Chemical Industries, Ltd.	92,000	1,045
Ryanair Holdings PLC - ADR(Æ)	123,455	6,857	Daihatsu Motor Co., Ltd.	6,000	84
Total Produce PLC	274,640	337	Dai-ichi Life Insurance Co., Ltd. (The)	341,525	5,017
XL Group PLC Class A	182,000	6,166	Daikin Industries, Ltd.	177,200	10,750
		35,023	Daito Trust Construction Co., Ltd.	46,600	5,736
			Daiwa Industries, Ltd.	29,000	218
Isle of Man - 0.1%			Denso Corp.	280,600	12,513
GVC Holdings PLC(Æ)	11,500	89	Doutor Nichires Holdings Co., Ltd.	79,000	1,163
Playtech PLC	280,578	3,169	Dydo Drinco, Inc.	2,200	93
		3,258	East Japan Railway Co.	18,000	1,385
			Eighteenth Bank, Ltd. (The)	172,000	482
Israel - 1.0%			FANUC Corp.	88,700	15,099
Check Point Software Technologies, Ltd.			Fidea Holdings Co., Ltd.(Æ)(Ñ)	71,200	140
(Æ)	119,147	8,847	Fuji Electric Co., Ltd.	205,000	874
Discount Investment Corp., Ltd.(Æ)	38,739	262	Fuji Heavy Industries, Ltd.	270,400	8,664
Israel Discount Bank, Ltd. Class A(Æ)	219,799	350	Fuji Soft, Inc.	72,200	1,743
Orbotech, Ltd.(Æ)	40,600	651	Fujitsu General, Ltd.	2,000	25
Taro Pharmaceutical Industries, Ltd.(Æ)	11,100	1,798	Fukuda Denshi Co., Ltd.(Ñ)	27,700	1,403
Teva Pharmaceutical Industries, Ltd.			Fuyo General Lease Co., Ltd.	45,800	1,774
- ADR	477,223	26,949	Geo Holdings Corp.	109,500	958
		38,857	Gunma Bank, Ltd.	64,000	391
			Gunze, Ltd.	415,000	1,142
Italy - 1.8%			Heiwa Corp.	85,400	1,715
ASTM SpA	21,254	255	Heiwado Co., Ltd.	97,500	1,791
Atlantia SpA	203,360	4,791	Hitachi, Ltd.	2,928,000	22,394
Beni Stabili SpA SIIQ(ö)	2,593,000	1,786	Honda Motor Co., Ltd.	866,070	26,824
Danieli & C Officine Meccaniche SpA	53,806	971	Hoya Corp.	640,300	22,274
De Longhi SPA(Æ)	14,680	287	Hyakugo Bank, Ltd. (The)	41,000	169
Enel SpA	1,529,125	7,799	Inpex Corp.	652,600	8,151
ENI SpA - ADR	1,469,509	31,306	Isuzu Motors, Ltd.	290,000	3,697
Immobiliare Grande Distribuzione(ö)	1,919,659	1,601	IT Holdings Corp.	22,800	365
Intesa Sanpaolo SpA	3,475,847	10,184

			See accompanying notes which are an integral part of the financial statements.
			Russell International Developed Markets Fund 191

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ITOCHU Corp.	735,200	8,748	Osaka Gas Co., Ltd.	145,000	569
Itoki Corp.	15,800	87	Otsuka Corp.	16,900	615
Japan Petroleum Exploration Co.	22,900	737	Otsuka Holdings Co., Ltd.	167,500	5,782
Japan Tobacco, Inc.	202,600	6,793	Paltac Corp.(Æ)	109,900	1,322
JGC Corp.	16,000	401	Panahome Corp.(Æ)	86,000	567
Kamei Corp.	39,000	277	Prima Meat Packers, Ltd.	388,000	908
Kamigumi Co., Ltd.	10,000	95	Ricoh Leasing Co., Ltd.	17,100	468
Kanamoto Co., Ltd.	19,400	689	Rinnai Corp.	2,100	183
Kanematsu Corp.	1,092,000	1,692	Round One Corp.	276,200	1,638
Kao Corp.	228,900	8,772	Saizeriya Co., Ltd.(Æ)	30,500	448
Kato Sangyo Co., Ltd.	54,000	1,133	San-A Co., Ltd. Class A	7,900	264
Kawasaki Kisen Kaisha, Ltd.	367,000	817	San-In Godo Bank, Ltd. (The)	28,000	212
KDDI Corp.	171,400	11,025	Sanki Engineering Co., Ltd.	24,400	167
Keihan Electric Railway Co., Ltd.	21,000	102	Sankyp Tateyama, Inc.(Æ)	5,800	102
Keyence Corp.	16,300	7,616	Sanshin Electronics Co., Ltd.	215,700	1,509
Kinden Corp.	10,000	101	Santen Pharmaceutical Co., Ltd.	24,700	1,443
Kissei Pharmaceutical Co., Ltd.	33,600	860	Sanyo Shokai, Ltd.	118,000	285
Kohnan Shoji Co. Ltd.(Æ)	42,600	484	Secom Co., Ltd.	175,000	10,518
Kokuyo Co., Ltd.(Æ)	36,200	284	Seiren Co., Ltd.	35,800	304
Konoike Transport Co., Ltd.	5,900	114	Seven & I Holdings Co., Ltd.	280,100	10,675
Kura Corp.(Æ)	9,900	265	Shimamura Co., Ltd.	13,800	1,188
Kurimoto, Ltd.	239,000	483	Shin-Etsu Chemical Co., Ltd.	349,225	21,900
Kyocera Corp.	124,600	5,596	SKY Perfect JSAT Holdings, Inc.	283,300	1,707
KYORIN Holdings, Inc.	82,200	1,695	SMC Corp.	48,600	13,443
Kyudenko Corp.	136,000	1,492	SoftBank Corp.	141,700	10,015
Mabuchi Motor Co., Ltd.	168,600	14,229	Sompo Japan Nipponkoa Holdings, Inc.	184,600	4,518
Maeda Road Construction Co., Ltd.	75,000	1,137	Sony Corp.	281,200	5,187
Marudai Food Co. Ltd.(Æ)	27,000	100	Start Today Co., Ltd.	68,500	1,451
MID Reit, Inc. Class A(ö)	648	1,612	Sumitomo Corp.	969,600	10,151
Mimasu Semiconductor Industry Co.,			Sumitomo Densetsu Co., Ltd.	10,600	128
Ltd.	62,000	547	Sumitomo Mitsui Financial Group, Inc.	437,800	17,148
Mitsubishi Heavy Industries, Ltd.	967,000	5,885	Taisho Pharmaceutical Holdings Co.,
Mitsubishi Tanabe Pharma Corp.	51,300	767	Ltd.	5,300	367
Mitsubishi UFJ Financial Group, Inc.	1,794,800	10,102	Takara Leben Co., Ltd.	34,300	141
Mitsuboshi Belting Co., Ltd.	10,000	71	Takeda Pharmaceutical Co., Ltd.	69,700	2,981
Mitsui Fudosan Co., Ltd.	139,000	4,340	Takiron Co., Ltd.	67,000	327
Mitsui High-Tec, Inc.	10,800	63	Takuma Co., Ltd.	206,000	1,287
Mochida Pharmaceutical Co., Ltd.	6,000	365	Terumo Corp.	225,600	5,487
MS&AD Insurance Group Holdings, Inc.	124,500	2,613	Tobu Railway Co., Ltd.	56,000	279
Namura Shipbuilding Co., Ltd.	65,600	616	Tochigi Bank, Ltd. (The)	18,000	72
Nankai Electric Railway Co., Ltd.	30,000	141	Tokai Holdings Corp.(Æ)	52,200	252
Nichireki Co., Ltd.(Æ)(Ñ)	45,000	349	Tokai Rika Co., Ltd.(Æ)	4,600	86
NIFTY Corp.	13,200	157	Tokyo Gas Co., Ltd.	222,000	1,257
Nippo Corp.	101,000	1,812	TonenGeneral Sekiyu KK	5,000	43
Nippon Building Fund, Inc.(ö)	16	89	Toppan Forms Co., Ltd.	65,400	604
Nippon Road Co., Ltd. (The)	321,000	1,755	Toshiba TEC Corp.	70,000	485
Nippon Telegraph & Telephone Corp.	64,800	3,976	Tosoh Corp.	471,000	1,988
Nishimatsuya Chain Co., Ltd.	171,200	1,529	Toyo Suisan Kaisha, Ltd.	15,000	512
Nissan Chemical Industries, Ltd.	15,800	286	Toyota Motor Corp.	105,000	6,074
Nisshin Seifun Group, Inc.	32,890	328	Tsukada Global Holdings, Inc.(Ñ)	14,800	119
Nisshinbo Holdings, Inc.	59,000	471	UKC Holdings Corp.(Æ)	42,200	674
Nitori Holdings Co., Ltd.	93,100	5,843	Valor Co., Ltd.	81,000	1,296
Noevir Holdings Co., Ltd.	25,500	458	West Japan Railway Co.	55,000	2,593
NTT DOCOMO, Inc.	584,825	9,695	Yahagi Construction Co., Ltd.	24,100	178
Oita Bank, Ltd. (The)	83,000	306	Yamato Holdings Co., Ltd.	73,400	1,542
Oki Electric Industry Co., Ltd.	664,000	1,490	Yamazen Corp.	18,100	139
Okinawa Cellular Telephone Co.(Æ)	27,200	733	Yellow Hat, Ltd.	16,300	344
Ono Pharmaceutical Co., Ltd.	162,600	16,126	Yuasa Trading Co., Ltd.	77,500	1,439
ORIX Corp.	608,900	8,177	Yurtec Corp.(Æ)	80,000	440

See accompanying notes which are an integral part of the financial statements.
192 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
ZERIA Pharmaceutical Co., Ltd.	15,900	316	Norway - 1.0%
		536,295	Austevoll Seafood ASA	237,271	1,541
			Bakkafrost P/F	39,241	960
Jersey - 0.8%			Bonheur ASA	5,404	68
Delphi Automotive PLC	63,916	4,409	DNB ASA	1,052,011	19,325
Henderson Group PLC	1,163,529	3,924	Marine Harvest ASA	322,037	4,559
WPP PLC	1,319,224	25,704	Orkla ASA	1,205,310	9,212
		34,037	Statoil ASA Class N	78,963	1,791
			TE Connectivity, Ltd.	166,610	3,745
Kazakhstan - 0.0%					41,201
Per Aarsleff A/S(Æ)	4,114	684
			Portugal - 0.1%
Kenya - 0.1%			Galp Energia SGPS SA Class B	342,892	4,969
Safaricom, Ltd.	23,176,200	3,148	Sonaecom SGPS SA(Æ)	172,764	331
Liechtenstein - 0.0%					5,300
VP Bank AG	4,314	358	Russia - 0.3%
Luxembourg - 0.0%			Gazprom OAO - ADR(Æ)	1,698,337	11,257
Tenaris SA	47,621	937	Sberbank of Russia - ADR	305,298	2,317
					13,574
Mexico - 0.2%
Cemex SAB de CV - ADR(Æ)	339,716	4,179	Singapore - 1.5%
Fomento Economico Mexicano SAB de			Ascendas Real Estate Investment
CV - ADR	46,793	4,503	Trust(ö)	194,000	337
		8,682	CapitaMall Trust Class A(ö)	207,000	317
			Chip Eng Seng Corp., Ltd.	327,000	224
Netherlands - 4.7%			ComfortDelGro Corp., Ltd.	944,000	1,940
Aegon NV	1,994,100	16,228	CSE Global, Ltd.	927,000	487
Akzo Nobel NV	361,816	24,035	DBS Group Holdings, Ltd.	822,796	11,836
AMG Advanced Metallurgical Group			First Resources, Ltd.(Æ)	243,000	393
NV(Æ)	2,011	17	Fortune Real Estate Investment Trust(ö)	1,125,000	1,026
ASM International NV	36,626	1,465	Indofood Agri Resources, Ltd.	750,000	488
BE Semiconductor Industries NV	100,204	1,905	Jardine Cycle & Carriage, Ltd.	501,000	15,560
Boskalis Westminster NV	47,453	2,528	Keppel Corp., Ltd. - ADR	138,000	1,014
Delta Lloyd NV	764,731	17,417	Keppel REIT Management, Ltd.(ö)	18,320	17
Heineken NV	147,386	11,006	Lian Beng Group, Ltd.(Æ)	1,569,000	843
ING Groep NV(Æ)	3,208,179	45,872	Oversea-Chinese Banking Corp., Ltd.	148,875	1,146
Koninklijke Ahold NV(Æ)	188,930	3,158	Pacific Radiance, Ltd.(Æ)	823,000	682
Koninklijke KPN NV	2,574,000	8,441	SATS, Ltd.	107,000	258
Koninklijke Philips NV	405,674	11,332	Sembcorp Industries, Ltd.	47,000	178
NN Group NV(Æ)	242,876	6,930	Singapore Airlines, Ltd.	91,000	701
Nutreco NV	23,081	1,156	Singapore Exchange, Ltd.	80,000	436
NXP Semiconductor NV(Æ)	72,861	5,003	Singapore Technologies Engineering,
Randstad Holding NV(Æ)	217,770	9,598	Ltd.	81,000	236
Reed Elsevier NV(Æ)	356,546	8,206	Singapore Telecommunications, Ltd.	919,554	2,706
STMicroelectronics NV	1,149,802	7,664	StarHub, Ltd.	112,000	360
TNT NV - ADR(Æ)	437,900	1,856	United Overseas Bank, Ltd.	1,038,857	18,599
Unilever NV	168,774	6,545	UOL Group, Ltd.	22,000	110
Wereldhave NV(ö)	22,514	1,845	Venture Corp., Ltd.	127,000	764
Wolters Kluwer NV	60,262	1,608	Wheelock Properties Singapore, Ltd.	97,000	136
		193,815	Wing Tai Holdings, Ltd.	1,207,000	1,682
					62,476
New Zealand - 0.1%
Air New Zealand, Ltd.	1,081,842	1,695	South Africa - 0.3%
Chorus, Ltd.(Æ)	94,711	156	Bidvest Group, Ltd.(Æ)	238,079	6,548
Heartland New Zealand, Ltd.(Æ)	547,300	426	Discovery Holdings, Ltd.	819,858	7,458
Infratil, Ltd.	356,383	796			14,006
Vector, Ltd.	21,600	46
		3,119	South Korea - 1.0%
			Hana Financial Group, Inc.	174,545	6,051
			Hankook Tire Co., Ltd.	161,700	8,321
			See accompanying notes which are an integral part of the financial statements.
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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Samsung Electronics Co., Ltd.	5,060	5,890	Bucher Industries AG	795	202
Shinhan Financial Group Co., Ltd.	284,830	13,406	Credit Suisse Group AG(Æ)	903,923	24,032
SK Hynix, Inc.(Æ)	136,996	6,082	Flughafen Zuerich AG	1,263	804
		39,750	Galenica AG	703	601
			GAM Holding AG(Æ)	192,721	3,285
Spain - 1.4%			Geberit AG	26,875	9,156
Acciona SA(Æ)	1,726	120	Givaudan SA(Æ)	693	1,155
Amadeus IT Holding SA Class A	360,592	13,240	Helvetia Holding AG	14,697	6,977
Banco Bilbao Vizcaya Argentaria SA			Julius Baer Group, Ltd.(Æ)	160,292	7,010
- ADR	641,370	7,160	Kardex AG(Æ)	11,140	504
Banco Santander SA - ADR	2,112,858	18,608	Kuehne & Nagel International AG	25,267	3,288
Corp. Financiera Alba SA	15,584	859	Lonza Group AG(Æ)	123,256	13,566
Ebro Foods SA	75,454	1,349	Metall Zug AG	377	929
Endesa SA - ADR(Ñ)	92,047	1,792	Nestle SA	628,460	45,984
Gamesa Corp. Tecnologica SA(Æ)	46,500	459	Novartis AG	642,140	59,599
Gas Natural SDG SA	47,651	1,374	OC Oerlikon Corp. AG(Æ)	679,900	8,586
Iberdrola SA	1,117,430	7,899	Partners Group Holding AG	29,519	7,846
Indra Sistemas SA	175,225	1,932	PSP Swiss Property AG	4,143	355
Prosegur Cia de Seguridad SA	59,934	352	Rieter Holding AG(Æ)	3,628	669
Red Electrica Corp. SA	18,005	1,571	Roche Holding AG	219,677	64,774
Zeltia SA(Æ)	109,207	357	Siegfried Holding AG(Æ)	2,460	378
		57,072	Sika AG	2,081	7,419

Sweden - 2.1%			Sonova Holding AG	46,967	7,312
Assa Abloy AB Class B	140,706	7,452	Straumann Holding AG	2,923	719
Atlas Copco AB Class A	467,708	13,498	Swiss Life Holding AG(Æ)	48,200	11,041
B&B Tools AB Class B	46,854	879	Swiss Prime Site AG Class A(Æ)	5,544	421
Electrolux AB	314,472	8,922	Swiss Re AG(Æ)	74,514	6,018
Fastighets AB Balder Class B(Æ)	10,720	139	Swisscom AG	2,154	1,268
Hennes & Mauritz AB Class B	165,860	6,597	UBS AG(Æ)	1,564,974	27,163
KappAhl AB(Æ)	40,863	227	Vaudoise Assurances Holding SA Class
Klovern AB	109,457	556	B	553	242
L E Lundbergforetagen AB	37,246	1,563	Zurich Insurance Group AG(Æ)	59,375	17,946
Meda AB Class A	81,818	1,075			398,534
NCC AB Class B	27,160	798	Taiwan - 1.0%
Nibe Industrier AB Class B	13,508	358	Hon Hai Precision Industry Co., Ltd.	4,001,537	12,630
Nordea Bank AB	294,899	3,782	MediaTek, Inc.	596,000	8,484
Recipharm AB Class B(Æ)	32,016	564	Taiwan Semiconductor Manufacturing
Sandvik AB	1,082,800	11,863	Co., Ltd. - ADR	577,640	12,720
Securitas AB Class B	282,946	3,123	Teco Electric and Machinery Co., Ltd.	6,741,400	7,491
Svenska Cellulosa AB SCA Class B	131,656	2,944			41,325
Svenska Handelsbanken AB Class A	23,587	1,125
Swedish Match AB	33,709	1,094	Thailand - 0.4%
Telefonaktiebolaget LM Ericsson Class B	692,265	8,156	Charoen Pokphand Foods PCL	14,407,100	13,823
TeliaSonera AB	726,772	5,024	Kasikornbank PCL Class R	263,600	1,910
Tethys Oil AB(Æ)	144,964	1,595			15,733
Unibet Group PLC	32,953	1,899
Vitrolife AB(Æ)	29,753	603	United Kingdom - 16.1%
		83,836	Abcam PLC Class A	15,300	98
			African Barrick Gold PLC	453,574	1,495
Switzerland - 9.7%			AMEC PLC - GDR	196,149	3,263
ABB, Ltd.(Æ)	1,092,376	23,910	ARM Holdings PLC	497,186	6,959
ABB, Ltd. - ADR(Æ)(Ñ)	186,000	4,081	Associated British Foods PLC	152,078	6,700
ACE, Ltd.	65,750	7,186	AstraZeneca PLC - ADR(Æ)	335,683	24,398
Actelion, Ltd.(Æ)	82,432	9,801	Aviva PLC	964,507	8,039
Adecco SA(Æ)	79,510	5,376	BAE Systems PLC	535,116	3,927
Aryzta AG(Æ)	63,401	5,394	Barclays PLC	6,191,352	23,850
Baloise Holding AG	18,606	2,338	Barratt Developments PLC	26,200	175
Banque Cantonale Vaudoise	1,947	1,042	Bellway PLC	51,720	1,447
Bobst Group SA(Æ)	3,610	157	Berendsen PLC	128,064	2,069

See accompanying notes which are an integral part of the financial statements.
194 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Berkeley Group Holdings PLC	307,171	11,203	Shire PLC - ADR(Æ)	90,940	6,056
BG Group PLC	1,024,895	17,051	Smith & Nephew PLC	175,182	2,962
BHP Billiton PLC	133,284	3,434	Smiths Group PLC	342,260	6,378
BP PLC	3,800,596	27,298	Soco International PLC(Æ)	288,791	1,518
Brit PLC(Æ)	143,635	577	Spire Healthcare Group PLC(Æ)	20,700	93
British American Tobacco PLC	216,323	12,274	St. James's Place PLC	583,388	6,953
British Land Co. PLC (The)(ö)	157,475	1,835	Stagecoach Group PLC	105,534	653
British Sky Broadcasting Group PLC	767,308	10,875	Standard Chartered PLC	595,423	8,950
BT Group PLC	2,239,698	13,167	Stock Spirits Group PLC	137,500	671
Camella PLC(Æ)	398	55	SVG Capital PLC(Æ)	280,505	1,916
Capita PLC	396,546	6,959	Tate & Lyle PLC	336,842	3,265
Carillion PLC	608,538	3,238	Tesco PLC	482,384	1,340
Carnival PLC	24,335	969	Travis Perkins PLC	725,579	19,175
Centrica PLC	514,992	2,492	Trinity Mirror PLC(Æ)	513,098	1,346
Close Brothers Group PLC	45,247	1,060	Unilever PLC	344,881	13,870
Cobham PLC	197,284	918	Vedanta Resources PLC	15,640	206
Compass Group PLC(Æ)	1,833,049	29,499	Vertu Motors PLC(Æ)	49,200	45
Dairy Crest Group PLC	1,253,520	8,352	Vodafone Group PLC	7,815,720	25,918
Dart Group PLC	290,344	1,212	Whitbread PLC	16,894	1,179
Derwent London PLC(ö)	16,604	789	WM Morrison Supermarkets PLC	289,239	716
Diageo PLC	460,148	13,529	WS Atkins PLC	51,060	1,108
Evraz PLC(Æ)	108,100	223	Xchanging PLC	564,582	1,716
Galiform PLC	149,350	818			659,824
Gem Diamonds, Ltd.(Æ)	35,000	87
GlaxoSmithKline PLC - ADR	1,384,704	31,399	United States - 1.2%
Go-Ahead Group PLC	2,190	86	American Shared Hospital Services(Æ)	6,520	233
Greggs PLC(Æ)	194,315	1,881	Dream Office Real Estate Investment
Guinness Peat Group PLC(Æ)	2,401,279	973	Trust(Ñ)(ö)	51,600	1,306
Hammerson PLC(ö)	67,465	662	ETRACS CMCI Long Platinum Total
Hays PLC	969,749	1,913	Return ETN	47,733	276
Hikma Pharmaceuticals PLC	35,937	1,089	Joy Global, Inc.	205,100	10,794
HSBC Holdings PLC	5,783,490	59,166	Memorial Resource Development Corp.
HSBC Holdings PLC - ADR(Æ)	10,700	546	(Æ)	10,400	227
Hunting PLC	90,190	1,061	Meridian Energy, Ltd.(Æ)	883,305	1,133
Imperial Tobacco Group PLC	830,749	36,028	MFS Intermediate Income Trust	97,400	729
Inchcape PLC	319,013	3,547	NCR Corp.(Æ)	93,961	2,600
Intercontinental Hotels Group PLC(Æ)	135,958	5,152	Newmont Mining Corp.	3,322	330
ITV PLC	689,177	2,238	News Corp. Class A(Æ)	654,900	10,138
J Sainsbury PLC(Ñ)	185,794	730	News Corp. Class B(Æ)	117,402	1,767
Johnson Matthey PLC	41,655	1,982	Philip Morris International, Inc.	106,300	9,462
Kingfisher PLC	1,238,154	5,991	Technicolor Regr Common Stock	256,400	1,512
Land Securities Group PLC(ö)	40,123	710	Yum! Brands, Inc.	134,565	9,666
Lookers PLC	768,860	1,707			50,173

Mitchells & Butlers PLC(Æ)	288,400	1,753	Total Common Stocks
National Grid PLC	1,342,365	19,885
Next PLC	12,047	1,242	(cost $3,475,951)		3,781,149
Pace PLC	154,689	857
Pearson PLC	69,168	1,295	Preferred Stocks - 0.2%
Pendragon PLC	327,500	165	Brazil - 0.1%
			Usinas Siderurgicas de Minas Gerais
Prudential PLC	372,024	8,585	SA(Æ)	1,827,600	4,204
Reckitt Benckiser Group PLC	160,649	13,492
Reed Elsevier PLC	106,282	1,746	Germany - 0.1%
Rio Tinto PLC(Æ)	155,644	7,399	Bayerische Motoren Werke AG	14,836	1,187
Rolls-Royce Holdings PLC	527,364	7,112	Henkel AG & Co. KGaA	25,393	2,507
Royal Bank of Scotland Group PLC(Æ)	1,668,792	10,358	Hornbach Holding AG(Æ)	4,561	380
Royal Dutch Shell PLC Class A	1,561,042	55,733			4,074
Royal Dutch Shell PLC Class B	214,111	7,921
RSA Insurance Group PLC(Æ)	677,087	5,235
SABMiller PLC - ADR	67,683	3,817

			See accompanying notes which are an integral part of the financial statements.
			Russell International Developed Markets Fund 195

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Italy- 0.0%
Unipol Gruppo Finanziario SpA	132,300		589

United Kingdom - 0.0%
Rolls-Royce Holdings PLC	47,462,760		76

Total Preferred Stocks
(cost $15,946)			8,943

Warrants & Rights - 0.4%
Hong Kong - 0.0%
Sun Hung Kai Properties, Ltd.(Æ)
2016 Warrants	5		—

Portugal - 0.0%
Mota-Engil Africa SGPA SA(Æ)
2049 Rights	167,880		—

Spain- 0.0%
Banco Santander SA - ADR(Æ)
2014 Rights	2,112,858		402

United Kingdom - 0.4%
DS Smith PLC Class F(Æ)
2014 Rights	3,727,047		15,782

Total Warrants & Rights
(cost $13,060)			16,184

Short-Term Investments - 5.3%
United States - 5.3%
Russell U.S. Cash Management Fund	219,120,310	(8)	219,120
Total Short-Term Investments
(cost $219,120)			219,120

Other Securities - 0.9%
Russell U.S. Cash Collateral Fund(×)	37,265,285	(8)	37,265
Total Other Securities
(cost $37,265)			37,265

Total Investments 99.0%
(identified cost $3,761,342)			4,062,661

Other Assets and Liabilities, Net
- 1.0%			39,850
Net Assets - 100.0%			4,102,511

See accompanying notes which are an integral part of the financial statements.

196 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

					Principal	Cost per		Cost	Fair Value
% of Net Assets		Acquisition			Amount ($)		Unit	(000)	(000)
Securities		Date			or shares		$	$	$
0.0%
Chaoda Modern Agriculture Holdings, Ltd.		10/18/10		HKD	12,120,000		0.55	6,664	703
									703
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
									Unrealized
									Appreciation
		Number of			Notional		Expiration		(Depreciation)
		Contracts			Amount		Date		$
Long Positions
Amsterdam Index Futures			121		EUR	9,923	11/14		625
CAC 40 Index Futures			1,047		EUR	44,293	11/14		2,576
DAX Index Futures			87		EUR	20,247	12/14		(459)
EURO STOXX 50 Index Futures			1,153		EUR	35,755	12/14		(1,287)
FTSE 100 Index Futures			688		GBP	44,758	12/14		(2,437)
Hang Seng Index Futures			301		HKD	360,342	11/14		1,054
IBEX 35 Index Futures			1		EUR	104	11/14		3
MSCI SING IX ETS Futures			142		SGD	10,494	11/14		170
NIKKEI 225 (Yen) Index Futures			1,112		JPY	9,465,900	12/14		6,425
S&P/TSX 60 Index Futures			128		CAD	21,704	12/14		(914)
SPI 200 Index Futures			121		AUD	16,692	12/14		218
TOPIX Index Futures			541		JPY	7,233,170	12/14		2,577
Short Positions
FTSE/MIB Index Futures			103		EUR	10,152	12/14		650
MSCI Emerging Markets Mini Index Futures			1,600		USD	81,088	12/14		4,077
OMXS 30 Index Futures			334		SEK	47,144	11/14		(353)
S&P/TSX 60 Index Futures			37		CAD	6,274	12/14		221
SPI 200 Index Futures			350		AUD	48,282	12/14		(818)
Swiss Market Index Futures			323		CHF	28,508	12/14		(2,179)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)									10,149

Foreign Currency Exchange Contracts

Amounts in thousands
									Unrealized
									Appreciation
		Amount			Amount				(Depreciation)
Counterparty		Sold			Bought		Settlement Date		$
Bank of America	AUD	500			USD	452	12/17/14		13
Bank of America	AUD	500			USD	433	12/17/14		(5)
Bank of America	CAD	600			USD	546	12/17/14		14
Bank of America	CAD	2,000			USD	1,766	12/17/14		(6)
Bank of America	EUR	1,000			USD	1,297	12/17/14		44
Bank of America	EUR	6,000			USD	7,592	12/17/14		71
Bank of America	GBP	500			USD	813	12/17/14		14
Bank of America	GBP	1,500			USD	2,385	12/17/14		(14)
Bank of America	HKD	1,000			USD	129	12/17/14		—
Bank of America	HKD	3,000			USD	387	12/17/14		—
Bank of America	JPY	100,000			USD	934	12/17/14		43
Bank of America	JPY	200,000			USD	1,871	12/17/14		89
Bank of New York	USD	915			AUD	1,000	12/17/14		(38)
Bank of New York	USD	2,919			AUD	3,214	12/17/14		(100)
Bank of New York	USD	895			CAD	1,000	12/17/14		(9)
Bank of New York	USD	909			CAD	1,000	12/17/14		(23)
Bank of New York	USD	3,729			CAD	4,104	12/17/14		(92)
Bank of New York	USD	3,889			EUR	3,000	12/17/14		(128)
Bank of New York	USD	5,079			EUR	4,000	12/17/14		(65)
Bank of New York	USD	19,861			EUR	15,384	12/17/14		(578)
Bank of New York	USD	1,611			GBP	1,000	12/17/14		(11)
Bank of New York	USD	1,623			GBP	1,000	12/17/14		(24)
Bank of New York	USD	7,560			GBP	4,689	12/17/14		(62)
Bank of New York	USD	257	HKD			2,000	12/17/14		1

		See accompanying notes which are an integral part of the financial statements.

					Russell International Developed Markets Fund 197

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Bank of New York	USD	387	HKD	3,000	12/17/14	—
Bank of New York	USD	3,773	JPY	400,000	12/17/14	(210)
Bank of New York	USD	8,059	JPY	859,585	12/17/14	(402)
Commonwealth Bank of Australia	USD	2,919	AUD	3,214	12/17/14	(100)
Commonwealth Bank of Australia	USD	3,729	CAD	4,104	12/17/14	(91)
Commonwealth Bank of Australia	USD	19,860	EUR	15,384	12/17/14	(576)
Commonwealth Bank of Australia	USD	7,557	GBP	4,689	12/17/14	(59)
Commonwealth Bank of Australia	USD	8,058	JPY	859,585	12/17/14	(402)
Commonwealth Bank of Australia	GBP	470	USD	758	12/17/14	6
Credit Suisse	USD	507	AUD	545	12/17/14	(29)
Credit Suisse	USD	639	AUD	694	12/17/14	(30)
Credit Suisse	USD	640	AUD	691	12/17/14	(34)
Credit Suisse	USD	640	AUD	689	12/17/14	(36)
Credit Suisse	USD	655	AUD	706	12/17/14	(35)
Credit Suisse	USD	1,033	AUD	1,122	12/17/14	(48)
Credit Suisse	USD	1,247	AUD	1,422	12/17/14	1
Credit Suisse	USD	2,213	AUD	2,395	12/17/14	(112)
Credit Suisse	USD	4,463	AUD	5,068	12/17/14	(17)
Credit Suisse	USD	4,818	AUD	5,233	12/17/14	(228)
Credit Suisse	USD	10,866	AUD	12,506	12/17/14	106
Credit Suisse	USD	875	CAD	987	12/17/14	(1)
Credit Suisse	USD	973	CAD	1,073	12/17/14	(23)
Credit Suisse	USD	4,794	CAD	5,241	12/17/14	(149)
Credit Suisse	USD	7,399	CAD	8,334	12/17/14	(13)
Credit Suisse	USD	13,103	CAD	14,500	12/17/14	(252)
Credit Suisse	USD	2,623	CHF	2,515	12/17/14	(8)
Credit Suisse	USD	10,822	CHF	9,937	12/17/14	(490)
Credit Suisse	USD	18	DKK	104	12/17/14	—
Credit Suisse	USD	22	DKK	127	12/17/14	(1)
Credit Suisse	USD	27	DKK	153	12/17/14	(1)
Credit Suisse	USD	46	DKK	272	12/17/14	(1)
Credit Suisse	USD	60	DKK	342	12/17/14	(3)
Credit Suisse	USD	275	DKK	1,582	12/17/14	(8)
Credit Suisse	USD	203	EUR	160	12/17/14	(3)
Credit Suisse	USD	317	EUR	245	12/17/14	(10)
Credit Suisse	USD	451	EUR	350	12/17/14	(12)
Credit Suisse	USD	2,339	EUR	1,813	12/17/14	(66)
Credit Suisse	USD	2,792	EUR	2,162	12/17/14	(82)
Credit Suisse	USD	2,917	EUR	2,223	12/17/14	(131)
Credit Suisse	USD	2,922	EUR	2,252	12/17/14	(99)
Credit Suisse	USD	2,938	EUR	2,252	12/17/14	(116)
Credit Suisse	USD	3,358	EUR	2,618	12/17/14	(77)
Credit Suisse	USD	3,485	EUR	2,755	12/17/14	(31)
Credit Suisse	USD	3,504	EUR	2,661	12/17/14	(168)
Credit Suisse	USD	5,448	EUR	4,289	12/17/14	(73)
Credit Suisse	USD	5,839	EUR	4,504	12/17/14	(194)
Credit Suisse	USD	5,974	EUR	4,641	12/17/14	(158)
Credit Suisse	USD	7,270	EUR	5,614	12/17/14	(234)
Credit Suisse	USD	387	GBP	237	12/17/14	(8)
Credit Suisse	USD	642	GBP	397	12/17/14	(7)
Credit Suisse	USD	719	GBP	447	12/17/14	(4)
Credit Suisse	USD	1,530	GBP	944	12/17/14	(22)
Credit Suisse	USD	1,668	GBP	1,040	12/17/14	(6)
Credit Suisse	USD	4,201	GBP	2,589	12/17/14	(61)
Credit Suisse	USD	22	HKD	169	12/17/14	—
Credit Suisse	USD	110	HKD	852	12/17/14	—
Credit Suisse	USD	114	HKD	887	12/17/14	—
Credit Suisse	USD	197	HKD	1,528	12/17/14	—
Credit Suisse	USD	8	ILS	29	12/17/14	—
Credit Suisse	USD	10	ILS	38	12/17/14	—
Credit Suisse	USD	20	ILS	73	12/17/14	(1)
Credit Suisse	USD	33	ILS	122	12/17/14	(1)
Credit Suisse	USD	34	ILS	121	12/17/14	(2)
Credit Suisse	USD	49	ILS	180	12/17/14	(1)
Credit Suisse	USD	80	ILS	302	12/17/14	(1)
Credit Suisse	USD	2,103	ILS	7,532	12/17/14	(121)
Credit Suisse	USD	1,301	JPY	137,968	12/17/14	(72)

See accompanying notes which are an integral part of the financial statements.

198 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount			Amount		(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
Credit Suisse	USD	1,660	JPY	174,217	12/17/14	(108)
Credit Suisse	USD	1,927	JPY	204,498	12/17/14	(105)
Credit Suisse	USD	1,935	JPY	203,511	12/17/14	(122)
Credit Suisse	USD	1,935	JPY	202,689	12/17/14	(130)
Credit Suisse	USD	1,935	JPY	203,694	12/17/14	(121)
Credit Suisse	USD	1,953	JPY	204,522	12/17/14	(131)
Credit Suisse	USD	3,007	JPY	320,222	12/17/14	(155)
Credit Suisse	USD	4,190	JPY	439,594	12/17/14	(274)
Credit Suisse	USD	9,742	JPY	1,067,017	12/17/14	(238)
Credit Suisse	USD	1,539	NOK	9,568	12/17/14	(122)
Credit Suisse	USD	2,779	NOK	17,852	12/17/14	(136)
Credit Suisse	USD	27,704	NOK	175,079	12/17/14	(1,786)
Credit Suisse	USD	7,447	NZD	9,103	12/17/14	(380)
Credit Suisse	USD	7,788	NZD	9,451	12/17/14	(451)
Credit Suisse	USD	7,820	NZD	9,452	12/17/14	(483)
Credit Suisse	USD	7,918	NZD	9,602	12/17/14	(464)
Credit Suisse	USD	7,918	NZD	9,651	12/17/14	(427)
Credit Suisse	USD	7,926	NZD	9,646	12/17/14	(439)
Credit Suisse	USD	58	SEK	410	12/17/14	(3)
Credit Suisse	USD	73	SEK	524	12/17/14	(2)
Credit Suisse	USD	148	SEK	1,075	12/17/14	(3)
Credit Suisse	USD	182	SEK	1,302	12/17/14	(5)
Credit Suisse	USD	330	SEK	2,356	12/17/14	(11)
Credit Suisse	USD	4	SGD	5	12/17/14	—
Credit Suisse	USD	12	SGD	15	12/17/14	—
Credit Suisse	USD	29	SGD	37	12/17/14	—
Credit Suisse	USD	56	SGD	71	12/17/14	(1)
Credit Suisse	USD	63	SGD	80	12/17/14	(1)
Credit Suisse	USD	206	SGD	257	12/17/14	(5)
Credit Suisse	USD	785	SGD	985	12/17/14	(19)
Credit Suisse	AUD	2,568	USD	2,298	12/17/14	46
Credit Suisse	AUD	3,340	USD	2,915	12/17/14	(15)
Credit Suisse	AUD	5,684	USD	4,971	12/17/14	(15)
Credit Suisse	CAD	46	USD	41	12/17/14	1
Credit Suisse	CAD	63	USD	57	12/17/14	2
Credit Suisse	CAD	109	USD	99	12/17/14	3
Credit Suisse	CAD	124	USD	114	12/17/14	4
Credit Suisse	CAD	156	USD	143	12/17/14	5
Credit Suisse	CAD	157	USD	144	12/17/14	5
Credit Suisse	CAD	2,276	USD	2,062	12/17/14	45
Credit Suisse	CAD	2,929	USD	2,605	12/17/14	9
Credit Suisse	CAD	7,361	USD	6,579	12/17/14	55
Credit Suisse	CHF	757	USD	796	12/17/14	9
Credit Suisse	CHF	1,554	USD	1,661	12/17/14	46
Credit Suisse	CHF	3,449	USD	3,751	12/17/14	164
Credit Suisse	CHF	3,487	USD	3,770	12/17/14	145
Credit Suisse	CHF	5,482	USD	5,870	12/17/14	171
Credit Suisse	CHF	5,951	USD	6,395	12/17/14	207
Credit Suisse	CHF	6,140	USD	6,527	12/17/14	143
Credit Suisse	DKK	175	USD	30	12/17/14	—
Credit Suisse	DKK	560	USD	96	12/17/14	2
Credit Suisse	DKK	585	USD	101	12/17/14	3
Credit Suisse	DKK	926	USD	158	12/17/14	2
Credit Suisse	DKK	16,800	USD	2,910	12/17/14	81
Credit Suisse	EUR	10,657	USD	13,479	12/17/14	121
Credit Suisse	EUR	15,204	USD	19,996	12/17/14	938
Credit Suisse	GBP	907	USD	1,460	12/17/14	10
Credit Suisse	GBP	2,271	USD	3,671	12/17/14	40
Credit Suisse	GBP	2,333	USD	3,842	12/17/14	111
Credit Suisse	GBP	2,610	USD	4,200	12/17/14	26
Credit Suisse	GBP	6,612	USD	10,640	12/17/14	67
Credit Suisse	GBP	8,319	USD	13,421	12/17/14	118
Credit Suisse	GBP	9,929	USD	16,203	12/17/14	326
Credit Suisse	GBP	12,880	USD	21,276	12/17/14	678
Credit Suisse	HKD	273	USD	35	12/17/14	—
Credit Suisse	HKD	291	USD	37	12/17/14	—
Credit Suisse	HKD	385	USD	50	12/17/14	—
Credit Suisse	HKD	649	USD	84	12/17/14	—

		See accompanying notes which are an integral part of the financial statements.

				Russell International Developed Markets Fund 199

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Credit Suisse	HKD	991	USD	128	12/17/14	—
Credit Suisse	ILS	281	USD	75	12/17/14	1
Credit Suisse	JPY	133,268	USD	1,247	12/17/14	60
Credit Suisse	JPY	134,212	USD	1,238	12/17/14	42
Credit Suisse	JPY	368,693	USD	3,445	12/17/14	161
Credit Suisse	JPY	562,175	USD	5,207	12/17/14	200
Credit Suisse	NOK	5,341	USD	808	12/17/14	17
Credit Suisse	NOK	8,146	USD	1,279	12/17/14	73
Credit Suisse	NOK	16,714	USD	2,562	12/17/14	88
Credit Suisse	NOK	17,363	USD	2,647	12/17/14	76
Credit Suisse	NZD	1,026	USD	831	12/17/14	35
Credit Suisse	NZD	1,988	USD	1,533	12/17/14	(10)
Credit Suisse	NZD	4,273	USD	3,436	12/17/14	119
Credit Suisse	NZD	9,041	USD	7,062	12/17/14	45
Credit Suisse	NZD	10,355	USD	8,374	12/17/14	336
Credit Suisse	SEK	221	USD	31	12/17/14	1
Credit Suisse	SEK	402	USD	56	12/17/14	2
Credit Suisse	SEK	565	USD	79	12/17/14	3
Credit Suisse	SEK	653	USD	92	12/17/14	3
Credit Suisse	SEK	886	USD	124	12/17/14	4
Credit Suisse	SEK	1,243	USD	169	12/17/14	1
Credit Suisse	SEK	3,915	USD	558	12/17/14	28
Credit Suisse	SEK	3,915	USD	557	12/17/14	27
Credit Suisse	SEK	4,698	USD	672	12/17/14	35
Credit Suisse	SEK	4,728	USD	662	12/17/14	22
Credit Suisse	SEK	5,360	USD	754	12/17/14	28
Credit Suisse	SEK	5,537	USD	783	12/17/14	33
Credit Suisse	SEK	5,587	USD	784	12/17/14	27
Credit Suisse	SEK	5,950	USD	840	12/17/14	34
Credit Suisse	SEK	5,950	USD	838	12/17/14	32
Credit Suisse	SGD	42	USD	32	12/17/14	—
Credit Suisse	SGD	44	USD	35	12/17/14	—
Credit Suisse	SGD	53	USD	41	12/17/14	—
Credit Suisse	SGD	72	USD	57	12/17/14	1
Deutsche Bank	USD	2,624	AUD	3,000	12/17/14	8
Deutsche Bank	USD	2,546	EUR	2,000	12/17/14	(39)
HSBC	USD	2,920	AUD	3,214	12/17/14	(100)
HSBC	USD	3,729	CAD	4,104	12/17/14	(91)
HSBC	USD	19,867	EUR	15,384	12/17/14	(583)
HSBC	USD	7,557	GBP	4,689	12/17/14	(59)
HSBC	USD	3,708	HKD	28,737	12/17/14	(3)
HSBC	USD	8,058	JPY	859,585	12/17/14	(402)
JPMorgan Chase	USD	2,920	AUD	3,214	12/17/14	(101)
JPMorgan Chase	USD	3,730	CAD	4,104	12/17/14	(92)
JPMorgan Chase	USD	19,867	EUR	15,384	12/17/14	(583)
JPMorgan Chase	USD	7,559	GBP	4,689	12/17/14	(61)
JPMorgan Chase	USD	3,708	HKD	28,737	12/17/14	(3)
JPMorgan Chase	USD	8,059	JPY	859,585	12/17/14	(402)
JPMorgan Chase	EUR	1,520	USD	1,963	12/17/14	58
JPMorgan Chase	GBP	260	USD	415	11/04/14	—
Northern Trust	USD	1,844	AUD	2,000	12/17/14	(89)
Northern Trust	USD	2,728	CAD	3,000	12/17/14	(69)
Northern Trust	USD	10,329	EUR	8,000	12/17/14	(302)
Northern Trust	USD	4,829	GBP	3,000	12/17/14	(31)
Northern Trust	USD	774	HKD	6,000	12/17/14	(1)
Northern Trust	USD	2,834	JPY	300,000	12/17/14	(162)
Royal Bank of Scotland	USD	507	AUD	545	12/17/14	(29)
Royal Bank of Scotland	USD	639	AUD	694	12/17/14	(30)
Royal Bank of Scotland	USD	640	AUD	691	12/17/14	(34)
Royal Bank of Scotland	USD	640	AUD	689	12/17/14	(36)
Royal Bank of Scotland	USD	655	AUD	706	12/17/14	(35)
Royal Bank of Scotland	USD	1,033	AUD	1,122	12/17/14	(48)
Royal Bank of Scotland	USD	1,247	AUD	1,422	12/17/14	1
Royal Bank of Scotland	USD	1,367	AUD	1,555	12/17/14	(2)
Royal Bank of Scotland	USD	2,213	AUD	2,395	12/17/14	(112)
Royal Bank of Scotland	USD	4,463	AUD	5,068	12/17/14	(16)
Royal Bank of Scotland	USD	4,648	AUD	5,297	12/17/14	—

See accompanying notes which are an integral part of the financial statements.

200 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount			Amount		(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
Royal Bank of Scotland	USD	4,819	AUD	5,233	12/17/14	(228)
Royal Bank of Scotland	USD	10,866	AUD	12,506	12/17/14	106
Royal Bank of Scotland	USD	4	CAD	4	12/17/14	—
Royal Bank of Scotland	USD	875	CAD	987	12/17/14	(1)
Royal Bank of Scotland	USD	973	CAD	1,073	12/17/14	(23)
Royal Bank of Scotland	USD	4,794	CAD	5,241	12/17/14	(148)
Royal Bank of Scotland	USD	7,399	CAD	8,334	12/17/14	(13)
Royal Bank of Scotland	USD	13,103	CAD	14,500	12/17/14	(252)
Royal Bank of Scotland	USD	2,623	CHF	2,515	12/17/14	(8)
Royal Bank of Scotland	USD	10,822	CHF	9,937	12/17/14	(490)
Royal Bank of Scotland	USD	18	DKK	104	12/17/14	—
Royal Bank of Scotland	USD	22	DKK	127	12/17/14	(1)
Royal Bank of Scotland	USD	27	DKK	153	12/17/14	(1)
Royal Bank of Scotland	USD	46	DKK	272	12/17/14	(1)
Royal Bank of Scotland	USD	60	DKK	342	12/17/14	(3)
Royal Bank of Scotland	USD	275	DKK	1,582	12/17/14	(8)
Royal Bank of Scotland	USD	2,328	DKK	13,636	12/17/14	(32)
Royal Bank of Scotland	USD	2,381	DKK	13,772	12/17/14	(61)
Royal Bank of Scotland	USD	124	EUR	96	12/17/14	(4)
Royal Bank of Scotland	USD	203	EUR	160	12/17/14	(3)
Royal Bank of Scotland	USD	317	EUR	245	12/17/14	(10)
Royal Bank of Scotland	USD	451	EUR	350	12/17/14	(12)
Royal Bank of Scotland	USD	2,339	EUR	1,813	12/17/14	(66)
Royal Bank of Scotland	USD	2,792	EUR	2,162	12/17/14	(82)
Royal Bank of Scotland	USD	2,917	EUR	2,223	12/17/14	(131)
Royal Bank of Scotland	USD	2,922	EUR	2,252	12/17/14	(99)
Royal Bank of Scotland	USD	2,938	EUR	2,252	12/17/14	(116)
Royal Bank of Scotland	USD	3,358	EUR	2,618	12/17/14	(77)
Royal Bank of Scotland	USD	3,485	EUR	2,755	12/17/14	(32)
Royal Bank of Scotland	USD	3,504	EUR	2,661	12/17/14	(168)
Royal Bank of Scotland	USD	5,449	EUR	4,289	12/17/14	(73)
Royal Bank of Scotland	USD	5,839	EUR	4,504	12/17/14	(194)
Royal Bank of Scotland	USD	5,975	EUR	4,641	12/17/14	(158)
Royal Bank of Scotland	USD	7,271	EUR	5,614	12/17/14	(234)
Royal Bank of Scotland	USD	387	GBP	237	12/17/14	(8)
Royal Bank of Scotland	USD	642	GBP	397	12/17/14	(7)
Royal Bank of Scotland	USD	719	GBP	447	12/17/14	(4)
Royal Bank of Scotland	USD	1,530	GBP	944	12/17/14	(22)
Royal Bank of Scotland	USD	1,668	GBP	1,040	12/17/14	(6)
Royal Bank of Scotland	USD	4,201	GBP	2,589	12/17/14	(61)
Royal Bank of Scotland	USD	7,096	GBP	4,330	12/17/14	(171)
Royal Bank of Scotland	USD	22	HKD	169	12/17/14	—
Royal Bank of Scotland	USD	110	HKD	852	12/17/14	—
Royal Bank of Scotland	USD	114	HKD	887	12/17/14	—
Royal Bank of Scotland	USD	197	HKD	1,528	12/17/14	—
Royal Bank of Scotland	USD	282	HKD	2,182	12/17/14	—
Royal Bank of Scotland	USD	8	ILS	29	12/17/14	—
Royal Bank of Scotland	USD	10	ILS	38	12/17/14	—
Royal Bank of Scotland	USD	20	ILS	73	12/17/14	(1)
Royal Bank of Scotland	USD	33	ILS	122	12/17/14	(1)
Royal Bank of Scotland	USD	34	ILS	121	12/17/14	(2)
Royal Bank of Scotland	USD	49	ILS	180	12/17/14	(1)
Royal Bank of Scotland	USD	80	ILS	302	12/17/14	(1)
Royal Bank of Scotland	USD	2,103	ILS	7,532	12/17/14	(121)
Royal Bank of Scotland	USD	364	JPY	39,586	12/17/14	(11)
Royal Bank of Scotland	USD	1,301	JPY	137,968	12/17/14	(72)
Royal Bank of Scotland	USD	1,660	JPY	174,217	12/17/14	(108)
Royal Bank of Scotland	USD	1,927	JPY	204,498	12/17/14	(105)
Royal Bank of Scotland	USD	1,935	JPY	203,511	12/17/14	(122)
Royal Bank of Scotland	USD	1,935	JPY	202,689	12/17/14	(130)
Royal Bank of Scotland	USD	1,935	JPY	203,694	12/17/14	(121)
Royal Bank of Scotland	USD	1,953	JPY	204,522	12/17/14	(131)
Royal Bank of Scotland	USD	3,007	JPY	320,222	12/17/14	(155)
Royal Bank of Scotland	USD	4,190	JPY	439,594	12/17/14	(275)
Royal Bank of Scotland	USD	7,458	JPY	802,904	12/17/14	(307)
Royal Bank of Scotland	USD	9,742	JPY	1,067,017	12/17/14	(238)
Royal Bank of Scotland	USD	1,539	NOK	9,568	12/17/14	(122)
Royal Bank of Scotland	USD	2,779	NOK	17,852	12/17/14	(137)

		See accompanying notes which are an integral part of the financial statements.

				Russell International Developed Markets Fund 201

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
Royal Bank of Scotland	USD	27,704	NOK	175,079	12/17/14	(1,786)
Royal Bank of Scotland	USD	7,447	NZD	9,103	12/17/14	(380)
Royal Bank of Scotland	USD	7,788	NZD	9,451	12/17/14	(451)
Royal Bank of Scotland	USD	7,820	NZD	9,452	12/17/14	(483)
Royal Bank of Scotland	USD	7,918	NZD	9,602	12/17/14	(464)
Royal Bank of Scotland	USD	7,918	NZD	9,651	12/17/14	(427)
Royal Bank of Scotland	USD	7,926	NZD	9,646	12/17/14	(439)
Royal Bank of Scotland	USD	58	SEK	410	12/17/14	(3)
Royal Bank of Scotland	USD	73	SEK	524	12/17/14	(2)
Royal Bank of Scotland	USD	149	SEK	1,075	12/17/14	(3)
Royal Bank of Scotland	USD	182	SEK	1,302	12/17/14	(5)
Royal Bank of Scotland	USD	330	SEK	2,356	12/17/14	(11)
Royal Bank of Scotland	USD	4	SGD	5	12/17/14	—
Royal Bank of Scotland	USD	12	SGD	15	12/17/14	—
Royal Bank of Scotland	USD	29	SGD	37	12/17/14	—
Royal Bank of Scotland	USD	56	SGD	71	12/17/14	(1)
Royal Bank of Scotland	USD	63	SGD	80	12/17/14	(1)
Royal Bank of Scotland	USD	206	SGD	257	12/17/14	(5)
Royal Bank of Scotland	USD	785	SGD	985	12/17/14	(19)
Royal Bank of Scotland	USD	7,685	SGD	9,795	12/17/14	(62)
Royal Bank of Scotland	AUD	2,568	USD	2,298	12/17/14	46
Royal Bank of Scotland	AUD	3,340	USD	2,915	12/17/14	(15)
Royal Bank of Scotland	AUD	5,684	USD	4,971	12/17/14	(15)
Royal Bank of Scotland	CAD	1	USD	1	12/17/14	—
Royal Bank of Scotland	CAD	46	USD	41	12/17/14	1
Royal Bank of Scotland	CAD	63	USD	57	12/17/14	2
Royal Bank of Scotland	CAD	84	USD	75	12/17/14	1
Royal Bank of Scotland	CAD	109	USD	99	12/17/14	3
Royal Bank of Scotland	CAD	124	USD	114	12/17/14	4
Royal Bank of Scotland	CAD	131	USD	118	12/17/14	2
Royal Bank of Scotland	CAD	156	USD	143	12/17/14	5
Royal Bank of Scotland	CAD	157	USD	144	12/17/14	5
Royal Bank of Scotland	CAD	589	USD	523	12/17/14	1
Royal Bank of Scotland	CAD	1,461	USD	1,317	12/17/14	22
Royal Bank of Scotland	CAD	2,276	USD	2,062	12/17/14	45
Royal Bank of Scotland	CAD	2,929	USD	2,605	12/17/14	9
Royal Bank of Scotland	CAD	7,361	USD	6,579	12/17/14	55
Royal Bank of Scotland	CHF	757	USD	796	12/17/14	9
Royal Bank of Scotland	CHF	1,554	USD	1,661	12/17/14	46
Royal Bank of Scotland	CHF	1,873	USD	1,975	12/17/14	28
Royal Bank of Scotland	CHF	3,449	USD	3,751	12/17/14	164
Royal Bank of Scotland	CHF	3,487	USD	3,770	12/17/14	145
Royal Bank of Scotland	CHF	4,612	USD	4,916	12/17/14	120
Royal Bank of Scotland	CHF	5,482	USD	5,870	12/17/14	171
Royal Bank of Scotland	CHF	5,951	USD	6,395	12/17/14	207
Royal Bank of Scotland	CHF	6,140	USD	6,527	12/17/14	143
Royal Bank of Scotland	DKK	175	USD	30	12/17/14	—
Royal Bank of Scotland	DKK	560	USD	96	12/17/14	2
Royal Bank of Scotland	DKK	585	USD	101	12/17/14	3
Royal Bank of Scotland	DKK	926	USD	158	12/17/14	2
Royal Bank of Scotland	DKK	16,800	USD	2,910	12/17/14	81
Royal Bank of Scotland	EUR	2,192	USD	2,820	12/17/14	72
Royal Bank of Scotland	EUR	6,458	USD	8,210	12/17/14	115
Royal Bank of Scotland	EUR	10,657	USD	13,479	12/17/14	121
Royal Bank of Scotland	EUR	15,204	USD	19,995	12/17/14	937
Royal Bank of Scotland	GBP	907	USD	1,460	12/17/14	10
Royal Bank of Scotland	GBP	1,880	USD	3,031	12/17/14	24
Royal Bank of Scotland	GBP	2,271	USD	3,671	12/17/14	40
Royal Bank of Scotland	GBP	2,333	USD	3,842	12/17/14	111
Royal Bank of Scotland	GBP	2,610	USD	4,200	12/17/14	26
Royal Bank of Scotland	GBP	6,612	USD	10,640	12/17/14	67
Royal Bank of Scotland	GBP	8,319	USD	13,421	12/17/14	118
Royal Bank of Scotland	GBP	9,929	USD	16,203	12/17/14	325
Royal Bank of Scotland	GBP	12,880	USD	21,276	12/17/14	677
Royal Bank of Scotland	HKD	273	USD	35	12/17/14	—
Royal Bank of Scotland	HKD	291	USD	37	12/17/14	—
Royal Bank of Scotland	HKD	385	USD	50	12/17/14	—
Royal Bank of Scotland	HKD	991	USD	128	12/17/14	—

See accompanying notes which are an integral part of the financial statements.

202 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Scotland	HKD	7,041	USD	908	12/17/14	—
Royal Bank of Scotland	HKD	9,115	USD	1,175	12/17/14	—
Royal Bank of Scotland	ILS	281	USD	75	12/17/14	1
Royal Bank of Scotland	JPY	133,268	USD	1,247	12/17/14	60
Royal Bank of Scotland	JPY	134,212	USD	1,238	12/17/14	42
Royal Bank of Scotland	JPY	368,693	USD	3,445	12/17/14	161
Royal Bank of Scotland	JPY	562,175	USD	5,207	12/17/14	200
Royal Bank of Scotland	NOK	5,341	USD	808	12/17/14	17
Royal Bank of Scotland	NOK	8,146	USD	1,279	12/17/14	73
Royal Bank of Scotland	NOK	16,714	USD	2,562	12/17/14	88
Royal Bank of Scotland	NOK	17,363	USD	2,647	12/17/14	76
Royal Bank of Scotland	NZD	1,026	USD	831	12/17/14	35
Royal Bank of Scotland	NZD	1,988	USD	1,533	12/17/14	(10)
Royal Bank of Scotland	NZD	4,273	USD	3,436	12/17/14	119
Royal Bank of Scotland	NZD	9,041	USD	7,063	12/17/14	45
Royal Bank of Scotland	NZD	10,355	USD	8,374	12/17/14	337
Royal Bank of Scotland	SEK	221	USD	31	12/17/14	1
Royal Bank of Scotland	SEK	402	USD	56	12/17/14	2
Royal Bank of Scotland	SEK	565	USD	79	12/17/14	3
Royal Bank of Scotland	SEK	653	USD	92	12/17/14	3
Royal Bank of Scotland	SEK	886	USD	124	12/17/14	4
Royal Bank of Scotland	SEK	1,243	USD	169	12/17/14	1
Royal Bank of Scotland	SEK	3,915	USD	558	12/17/14	28
Royal Bank of Scotland	SEK	3,915	USD	557	12/17/14	27
Royal Bank of Scotland	SEK	4,698	USD	672	12/17/14	35
Royal Bank of Scotland	SEK	4,728	USD	662	12/17/14	22
Royal Bank of Scotland	SEK	5,360	USD	754	12/17/14	28
Royal Bank of Scotland	SEK	5,537	USD	783	12/17/14	33
Royal Bank of Scotland	SEK	5,587	USD	784	12/17/14	28
Royal Bank of Scotland	SEK	5,950	USD	840	12/17/14	34
Royal Bank of Scotland	SEK	5,950	USD	838	12/17/14	32
Royal Bank of Scotland	SEK	16,383	USD	2,292	12/17/14	73
Royal Bank of Scotland	SEK	26,584	USD	3,641	12/17/14	40
Royal Bank of Scotland	SGD	37	USD	29	12/17/14	1
Royal Bank of Scotland	SGD	42	USD	32	12/17/14	—
Royal Bank of Scotland	SGD	44	USD	35	12/17/14	—
Royal Bank of Scotland	SGD	53	USD	41	12/17/14	—
Royal Bank of Scotland	SGD	72	USD	57	12/17/14	1
Royal Bank of Scotland	SGD	1,941	USD	1,530	12/17/14	19
State Street	USD	225	CAD	253	11/04/14	—
State Street	USD	478	DKK	2,838	11/03/14	—
State Street	USD	137	EUR	109	11/04/14	—
State Street	USD	194	SGD	248	11/03/14	(1)
State Street	USD	69	THB	2,231	11/03/14	—
State Street	USD	108	THB	3,513	11/04/14	—
State Street	AUD	200	USD	178	12/17/14	2
State Street	AUD	500	USD	440	12/17/14	2
State Street	AUD	1,000	USD	893	12/17/14	16
State Street	AUD	3,429	USD	3,000	12/17/14	(9)
State Street	BRL	231	USD	97	11/03/14	3
State Street	BRL	176	USD	72	11/04/14	1
State Street	CAD	100	USD	89	12/17/14	1
State Street	CAD	500	USD	456	12/17/14	12
State Street	CAD	1,000	USD	894	12/17/14	8
State Street	CAD	1,200	USD	1,094	12/17/14	30
State Street	EUR	517	USD	649	11/03/14	1
State Street	EUR	1,737	USD	2,191	11/03/14	14
State Street	EUR	1,200	USD	1,513	12/17/14	9
State Street	EUR	2,000	USD	2,569	12/17/14	62
State Street	EUR	3,000	USD	3,822	12/17/14	61
State Street	EUR	3,000	USD	3,878	12/17/14	117
State Street	GBP	300	USD	484	12/17/14	4
State Street	GBP	500	USD	815	12/17/14	15
State Street	GBP	700	USD	1,119	12/17/14	—
State Street	GBP	1,200	USD	1,964	12/17/14	45
State Street	HKD	13,122	USD	1,692	11/03/14	—
State Street	HKD	2,000	USD	258	12/17/14	—

		See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
State Street	HKD		2,000	USD	258	12/17/14	—
State Street	HKD		2,000	USD	258	12/17/14	—
State Street	HKD		2,000	USD	258	12/17/14	—
State Street	JPY		50,000	USD	459	12/17/14	14
State Street	JPY		100,000	USD	925	12/17/14	34
State Street	JPY		150,000	USD	1,373	12/17/14	37
State Street	JPY		200,000	USD	1,840	12/17/14	59
State Street	NZD		877	USD	685	11/04/14	1
UBS	USD		2,919	AUD	3,214	12/17/14	(100)
UBS	USD		3,729	CAD	4,104	12/17/14	(92)
UBS	USD		19,867	EUR	15,384	12/17/14	(582)
UBS	USD		7,563	GBP	4,689	12/17/14	(65)
UBS	USD		8,060	JPY	859,585	12/17/14	(404)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(15,082)

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2		Level 3	Total	% of Net Assets
Common Stocks
Australia	$102,407		$—		$—	$102,407	2.5
Austria	11,949		—		—	11,949	0.3
Belgium	53,508		—		—	53,508	1.3
Bermuda	19,103		—		—	19,103	0.5
Brazil	29,655		—		—	29,655	0.7
Canada	217,851		—		—	217,851	5.3
Cayman Islands	52,450		—		703	53,153	1.3
Czech Republic	6,588		—		—	6,588	0.2
Denmark	81,458		—		—	81,458	2.0
Finland	28,326		—		—	28,326	0.7
France	346,066		—		—	346,066	8.4
Germany	258,043		—		—	258,043	6.3
Hong Kong	103,856		—		—	103,856	2.5
India	42,265		—		—	42,265	1.0
Indonesia	11,497		—		—	11,497	0.3
Ireland	35,023		—		—	35,023	0.9
Isle of Man	3,258		—		—	3,258	0.1
Israel	38,857		—		—	38,857	1.0
Italy	74,407		—		—	74,407	1.8
Japan	536,295		—		—	536,295	13.1
Jersey	34,037		—		—	34,037	0.8
Kazakhstan	684		—		—	684	—*
Kenya	3,148		—		—	3,148	0.1
Liechtenstein	358		—		—	358	—*
Luxembourg	937		—		—	937	—*
Mexico	8,682		—		—	8,682	0.2
Netherlands	193,815		—		—	193,815	4.7
New Zealand	3,119		—		—	3,119	0.1
Norway	41,201		—		—	41,201	1.0
Portugal	5,300		—		—	5,300	0.1
Russia	13,574		—		—	13,574	0.3
Singapore	62,476		—		—	62,476	1.5
South Africa	14,006		—		—	14,006	0.3
South Korea	39,750		—		—	39,750	1.0
Spain	57,072		—		—	57,072	1.4
Sweden	83,836		—		—	83,836	2.1
Switzerland	398,534		—		—	398,534	9.7
Taiwan	41,325		—		—	41,325	1.0
Thailand	15,733		—		—	15,733	0.4
United Kingdom	659,824		—		—	659,824	16.1
United States	50,173		—		—	50,173	1.2
Preferred Stocks	8,867		—		76	8,943	0.2

See accompanying notes which are an integral part of the financial statements.

204 Russell International Developed Markets Fund

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Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Warrants & Rights	16,184	—		—	16,184	0.4
Short-Term Investments	—	219,120		—	219,120	5.3
Other Securities	—	37,265		—	37,265	0.9
Total Investments	3,805,497	256,385		779	4,062,661	99.0
Other Assets and Liabilities, Net						1.0
						100.0

Other Financial Instruments
Futures Contracts	10,149	—		—	10,149	0.2
Foreign Currency Exchange Contracts	18	(15,100)		—	(15,082)	(0.4)
Total Other Financial Instruments**	$10,167	$(15,100)		$—	$(4,933)

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 205

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Russell International Developed Markets Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$11,874
Variation margin on futures contracts*	18,596	—
Total	$18,596	$11,874

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$8,447	$—
Unrealized depreciation on foreign currency exchange contracts	—	26,956
Total	$8,447	$26,956
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$31,867	$—
Foreign currency-related transactions**	—	(3,453)
Total	$31,867	$(3,453)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(3,176)	$—
Foreign currency-related transactions***	—	(22,237)
Total	$(3,176)	$(22,237)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency- related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

206 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross		Net Amounts
		Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$36,328	$ —	$36,328
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	11,874	—	11,874
Futures Contracts	Variation margin on futures contracts	13,648	—	13,648
Total		$61,850	$ —	$61,850

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$289	$26	$	— $	263
Bank of New York	1	1		—	—
Barclays	3,394	—		477	2,917
Citigroup	5,439	—		5,439	—
Commonwealth Bank of Australia	6	6		—	—
Credit Suisse	5,413	5,219		194	—
Deutsche Bank	4,538	8		4,530	—
Fidelity	10,640	—		10,640	—
Goldman Sachs	68	—		68	—
JPMorgan Chase	8,734	58		8,676	—
Merrill Lynch	1,096	—		1,096	—
Morgan Stanley	12,714	—		1,983	10,731
Royal Bank of Scotland	5,746	5,746		—	—
State Street	548	9		—	539
UBS	3,224	—		3,224	—
Total	$61,850	$11,073		$36,327	$14,450

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 207

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Russell International Developed Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,258	$ —	$1,258
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	26,956	—	26,956
Total		$28,214	$ —	$28,214

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$26	$26	$	— $	—
Bank of New York	1,742	1		—	1,741
Barclays	936	—		936	—
Commonwealth Bank of Australia	1,228	6		—	1,222
Credit Suisse	9,444	5,219		3,330	895
Deutsche Bank	39	8		—	31
HSBC	1,238	—		—	1,238
JPMorgan Chase	1,242	58		—	1,184
Morgan Stanley	321	—		321	—
Northern Trust	654	—		—	654
Royal Bank of Scotland	10,090	5,746		3,210	1,134
State Street	11	9		—	2
UBS	1,243	—		—	1,243
Total	$28,214	$11,073		$7,797	$9,344

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

208 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$3,761,342
Investments, at fair value(*)(>)	4,062,661
Cash	262
Cash (restricted)(a)	51,781
Foreign currency holdings(^)	15,805
Unrealized appreciation on foreign currency exchange contracts	11,874
Receivables:
Dividends and interest	6,681
Dividends from affiliated Russell funds	20
Investments sold	13,173
Fund shares sold	5,390
Foreign capital gains taxes recoverable	3,368
Variation margin on futures contracts	13,648
Prepaid expenses	12
Total assets	4,184,675

Liabilities
Payables:
Due to broker(b)	2,179
Investments purchased	8,670
Fund shares redeemed	2,099
Accrued fees to affiliates	3,080
Other accrued expenses	428
Variation margin on futures contracts	1,258
Deferred capital gains tax liability	229
Unrealized depreciation on foreign currency exchange contracts	26,956
Payable upon return of securities loaned	37,265
Total liabilities	82,164

Net Assets	$4,102,511

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 209

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Russell International Developed Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$74,005
Accumulated net realized gain (loss)	(485,033)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	301,090
Futures contracts	10,149
Foreign currency-related transactions	(15,667)
Shares of beneficial interest	1,144
Additional paid-in capital	4,216,823
Net Assets	$4,102,511
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$35.77
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$37.95
Class A — Net assets	$29,619,304
Class A — Shares outstanding ($.01 par value)	828,073
Net asset value per share: Class C(#)	$35.62
Class C — Net assets	$37,425,385
Class C — Shares outstanding ($.01 par value)	1,050,591
Net asset value per share: Class E(#)	$35.81
Class E — Net assets	$79,957,099
Class E — Shares outstanding ($.01 par value)	2,233,034
Net asset value per share: Class I(#)	$35.91
Class I — Net assets	$674,127,288
Class I — Shares outstanding ($.01 par value)	18,770,370
Net asset value per share: Class S(#)	$35.86
Class S — Net assets	$ 2,347,214,266
Class S — Shares outstanding ($.01 par value)	65,457,906
Net asset value per share: Class Y(#)	$35.90
Class Y — Net assets	$934,167,662
Class Y — Shares outstanding ($.01 par value)	26,019,642
Amounts in thousands
(^) Foreign currency holdings - cost	$16,042
(*) Securities on loan included in investments	$36,328
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$256,385
(a) Cash Collateral for Futures	$51,781
(b) Due to Broker for Futures	$2,179
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

210 Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$139,372
Dividends from affiliated Russell funds	281
Securities lending income	3,194
Less foreign taxes withheld	(11,513)
Total investment income	131,334

Expenses
Advisory fees	31,274
Administrative fees	2,128
Custodian fees	1,581
Distribution fees - Class A	74
Distribution fees - Class C	311
Transfer agent fees - Class A	59
Transfer agent fees - Class C	83
Transfer agent fees - Class E	193
Transfer agent fees - Class I	853
Transfer agent fees - Class S	4,817
Transfer agent fees - Class Y	52
Professional fees	179
Registration fees	198
Shareholder servicing fees - Class C	103
Shareholder servicing fees - Class E	241
Trustees’ fees	114
Printing fees	180
Miscellaneous	209
Total expenses	42,649
Net investment income (loss)	88,685

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	363,821
Futures contracts	31,867
Foreign currency-related transactions	(1,770)
Net realized gain (loss)	393,918
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(391,910)
Futures contracts	(3,176)
Foreign currency-related transactions	(22,903)
Net change in unrealized appreciation (depreciation)	(417,989)
Net realized and unrealized gain (loss)	(24,071)
Net Increase (Decrease) in Net Assets from Operations	$64,614

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 211

Russell Investment Company

Russell International Developed Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,685	$83,270
Net realized gain (loss)	393,918	399,999
Net change in unrealized appreciation (depreciation)	(417,989)	548,605
Net increase (decrease) in net assets from operations	64,614	1,031,874

Distributions
From net investment income
Class A	(546)	(404)
Class C	(495)	(372)
Class E	(2,131)	(1,707)
Class I	(16,544)	(13,997)
Class S	(59,262)	(43,392)
Class Y	(33,976)	(27,956)
Net decrease in net assets from distributions	(112,954)	(87,828)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,018,548)	47,354
Total Net Increase (Decrease) in Net Assets	(1,066,888)	991,400

Net Assets
Beginning of period	5,169,399	4,177,999
End of period	$4,102,511	$5,169,399
Undistributed (overdistributed) net investment income included in net assets	$74,005	$85,094

See accompanying notes which are an integral part of the financial statements.

212 Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	172	$6,367	212	$6,921
Proceeds from reinvestment of distributions	15	543	13	401
Payments for shares redeemed	(160)	(5,912)	(196)	(6,273)
Net increase (decrease)	27	998	29	1,049
Class C
Proceeds from shares sold	129	4,758	137	4,471
Proceeds from reinvestment of distributions	13	490	12	370
Payments for shares redeemed	(285)	(10,522)	(343)	(11,068)
Net increase (decrease)	(143)	(5,274)	(194)	(6,227)
Class E
Proceeds from shares sold	444	16,402	679	22,208
Proceeds from reinvestment of distributions	57	2,061	54	1,649
Payments for shares redeemed	(1,336)	(49,218)	(686)	(22,626)
Net increase (decrease)	(835)	(30,755)	47	1,231
Class I
Proceeds from shares sold	3,295	121,484	4,202	136,669
Proceeds from reinvestment of distributions	449	16,280	445	13,709
Payments for shares redeemed	(5,652)	(207,600)	(6,560)	(213,341)
Net increase (decrease)	(1,908)	(69,836)	(1,913)	(62,963)
Class S
Proceeds from shares sold	18,954	697,497	22,417	732,311
Proceeds from reinvestment of distributions	1,626	58,870	1,398	43,015
Payments for shares redeemed	(30,461)	(1,116,369)	(18,223)	(598,228)
Net increase (decrease)	(9,881)	(360,002)	5,592	177,098
Class Y
Proceeds from shares sold	492	18,057	5,823	193,538
Proceeds from reinvestment of distributions	939	33,976	909	27,956
Payments for shares redeemed	(16,375)	(605,712)	(8,686)	(284,328)
Net increase (decrease)	(14,944)	(553,679)	(1,954)	(62,834)
Total increase (decrease)	(27,684)	$(1,018,548)	1,607	$47,354

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 213

Russell Investment Company

Russell International Developed Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2014	36.30	.64	(.48)	.16	(.69)	(.69)
October 31, 2013	29.68	.49	6.67	7.16	(.54)	(.54)
October 31, 2012	28.67	.52	.89	1.41	(.40)	(.40)
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)	(.39)
October 31, 2010	29.09	.34	2.67	3.01	(.96)	(.96)

Class C
October 31, 2014	36.15	.37	(.48)	(.11)	(.42)	(.42)
October 31, 2013	29.52	.24	6.67	6.91	(.28)	(.28)
October 31, 2012	28.46	.30	.90	1.20	(.14)	(.14)
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)	(.13)
October 31, 2010	28.83	.12	2.65	2.77	(.75)	(.75)

Class E
October 31, 2014	36.33	.62	(.45)	.17	(.69)	(.69)
October 31, 2013	29.72	.49	6.68	7.17	(.56)	(.56)
October 31, 2012	28.72	.53	.90	1.43	(.43)	(.43)
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)	(.41)
October 31, 2010	29.12	.37	2.68	3.05	(.98)	(.98)

Class I
October 31, 2014	36.43	.76	(.48)	.28	(.80)	(.80)
October 31, 2013	29.77	.60	6.70	7.30	(.64)	(.64)
October 31, 2012	28.78	.61	.89	1.50	(.51)	(.51)
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)	(.48)
October 31, 2010	29.16	.44	2.69	3.13	(1.06)	(1.06)

Class S
October 31, 2014	36.38	.71	(.45)	.26	(.78)	(.78)
October 31, 2013	29.74	.57	6.69	7.26	(.62)	(.62)
October 31, 2012	28.75	.59	.89	1.48	(.49)	(.49)
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)	(.46)
October 31, 2010	29.13	.42	2.66	3.08	(1.02)	(1.02)

Class Y
October 31, 2014	36.41	.79	(.46)	.33	(.84)	(.84)
October 31, 2013	29.76	.63	6.69	7.32	(.67)	(.67)
October 31, 2012	28.77	.65	.88	1.53	(.54)	(.54)
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)	(.51)
October 31, 2010	29.18	.47	2.68	3.15	(1.07)	(1.07)

See accompanying notes which are an integral part of the financial statements.

214 Russell International Developed Markets Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

35.77	.43	29,619	1.25	1.25	1.74	74
36.30	24.47	29,088	1.24	1.24	1.51	89
29.68	5.04	22,905	1.24	1.24	1.83	65
28.67	(6.76)	22,963	1.24	1.24	1.51	74
31.14	10.61	23,702	1.24	1.24	1.18	91

35.62	(.33)	37,426	2.00	2.00	1.00	74
36.15	23.53	43,136	1.99	1.99	.75	89
29.52	4.26	40,958	1.99	1.99	1.07	65
28.46	(7.34)	52,552	1.99	1.99	.72	74
30.85	9.80	69,576	1.99	1.99	.43	91

35.81	.46	79,957	1.25	1.25	1.69	74
36.33	24.48	111,467	1.24	1.23	1.51	89
29.72	5.11	89,772	1.24	1.19	1.87	65
28.72	(6.66)	89,952	1.24	1.16	1.58	74
31.19	10.75	96,680	1.24	1.13	1.29	91

35.91	.76	674,127.92		.92	2.05	74
36.43	24.87	753,290.91		.91	1.84	89
29.77	5.40	672,661.91		.91	2.16	65
28.78	(6.39)	820,995.91		.91	1.81	74
31.23	11.01	923,019.91		.89	1.53	91

35.86	.69	2,347,214	1.00	1.00	1.92	74
36.38	24.76	2,740,707.99		.99	1.76	89
29.74	5.33	2,074,313.99		.99	2.10	65
28.75	(6.43)	1,905,604.99		.99	1.77	74
31.19	10.90	1,694,995.99		.99	1.45	91

35.90	.90	934,168.80		.80	2.15	74
36.41	24.99	1,491,711.79		.79	1.93	89
29.76	5.52	1,277,390.80		.80	2.30	65
28.77	(6.46)	1,722,957.81		.81	1.92	74
31.26	11.12	1,971,140.81		.81	1.64	91

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund 215

Russell Investment Company Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Global Equity Fund - Class A‡			Russell Global Equity Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	1.92%		1 Year	8.56%
5 Years	9.77	%§	5 Years	11.50	%§
Inception*	2.55	%§	Inception*	3.73	%§

Russell Global Equity Fund - Class C			Russell Developed Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	7.26%		1 Year	8.87%
5 Years	10.21	%§	5 Years	11.76	%§
Inception*	2.54	%§	Inception*	4.27	%§

			Global Equity Linked Benchmark***
Russell Global Equity Fund - Class E				Total
	Total			Return
	Return		1 Year	8.87%
1 Year	8.15%		5 Years	11.58	%§
5 Years	11.03	%§	Inception*	4.12	%§
Inception*	3.31	%§

Russell Global Equity Fund - Class S
	Total
	Return
1 Year	8.48%
5 Years	11.32	%§
Inception*	3.59	%§

216 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Global Equity Fund (the “Fund”) employs a multi-	from Fund performance. However, the Fund had strong stock
manager approach whereby portions of the Fund are allocated to	selection within the U.S. and more particularly within U.S.
different money managers. Fund assets not allocated to money	information technology and health care sectors.
managers are managed by Russell Investment Management	Over the period, the Fund retained an overweight to consumer
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	discretionary, technology and industrials sectors (which are
the allocation of the Fund’s assets among money managers at	modestly pro cyclical). Cyclical stocks tended to underperform
any time. An exemptive order from the Securities and Exchange	during the period and accordingly, the Fund’s overweight position
Commission (“SEC”) permits RIMCo to engage or terminate a	in consumer discretionary and industrials sectors detracted
money manager at any time, subject to approval by the Fund’s	from performance. The overweight to technology was a positive
Board, without a shareholder vote. Pursuant to the terms of the	contributor to benchmark-relative performance as this sector
exemptive order, the Fund is required to notify its shareholders	performed strongly in the period and the Fund further benefited
within 90 days of when a money manager begins providing	from effective stock selection within this sector with holdings in
services. As of October 31, 2014, the Fund had five money	stocks such as Intel and Visa. The Fund was further aided by
managers.	an underweight to the energy sector, which was one of the worst
What is the Fund’s investment objective?	performing sectors over the year.
The Fund seeks to provide long-term capital growth.	Lack of exposure to the largest capitalization stocks also hurt the

How did the Fund perform relative to its benchmark for the	Fund’s benchmark-relative performance.
fiscal year ended October 31, 2014?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2014, the Fund’s Class	by the Fund and its money managers affect its benchmark-
A, Class C, Class E, Class S and Class Y Shares gained 8.18%,	relative performance?
7.26%, 8.15%, 8.48% and 8.56%, respectively. This is compared	During the period, the market environment was generally more
to the Fund’s benchmark, the Russell Developed Large Cap Index	favorable to growth managers than value managers and this was
(Net), which gained 8.87% during the same period. The Fund’s	reflected in the money managers’ performance. Most of the Fund’s
performance includes operating expenses, whereas index returns	money managers either generated positive benchmark-relative
are unmanaged and do not include expenses of any kind.	returns or performed in-line with benchmark returns, with the
For the fiscal year ended October 31, 2014, the Morningstar®	exception of Harris Associates LP (“Harris”), which significantly
World Stock, a group of funds that Morningstar considers to have	underperformed the Fund’s benchmark.
investment strategies similar to those of the Fund, gained 6.85%.	Harris underperformed the Fund’s benchmark for the fiscal year.
This result serves as a peer comparison and is expressed net of	The main driver of Harris’ underperformance was poor stock
operating expenses.	selection in Continental Europe and a significant overweight to the region. Ineffective stock selection within the U.K., financials,
How did the market conditions described in the Market	industrials, consumer staples, and consumer discretionary also
Summary report affect the Fund’s performance?	detracted from performance. CNH Industrials and Tesco were
The fiscal year ended October 31, 2014 was a favorable market	the most notable detractors from a stock selection perspective.
environment for equities as many markets hit new highs during	However, some of Harris’ losses were mitigated by an overweight
the fiscal year before pulling back at the end of the period. Easy	to and effective stock selection within the information technology
monetary policies continued to support equity prices, though	sector, such as its holding in Intel Corporation.
market environments became more volatile and mixed across
regions and countries which worked against the Fund during the	MFS Institutional Advisors, Inc. (“MFS”) outperformed the
period.	Fund’s benchmark for the fiscal year. MFS’s focus on high quality growth companies continued to pay off over a period in which
The U.S. continued to show strength while Europe stumbled	investors rewarded this investment characteristic. Strong stock
with some of the larger countries announcing disappointing	selection in North America and an underweight to Japan were
economic activity. The Fund finished the fiscal year behind its	the most positive contributors, as well as effective stock selection
benchmark, mainly driven by the Fund’s underweight to the U.S.,	within industrials and consumer discretionary. Walt Disney and
which was one of the strongest performing countries. This was	Canadian National Railway were the top two positive contributors.
further compounded by the Fund’s overweight position in France	On the other hand, an overweight to Continental Europe and poor
and Germany. Stock selection within France and Switzerland in	stock selection in the region detracted from performance, followed
luxury goods companies such as Richemont and LVMH detracted	by ineffective stock selection within consumer staples and health

Russell Global Equity Fund 217

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

care. Luxury good holding companies like Richemont and LVMH	Russell Developed Large Cap Defensive Index®. In October
were the biggest detractors at a stock level.	2014, RIMCo discontinued this strategy in favor of a positioning
Polaris Capital Management, LLC (“Polaris”) outperformed the	strategy that targets global income-oriented securities of a larger
Fund’s benchmark for the fiscal year. Performance was mainly	breadth of companies across the market capitalization spectrum,
driven by strong stock selection in North America, Japan, health	while maintaining RIMCo’s preferred	defensive positioning.
care, consumer staples, telecoms, and consumer discretionary.	During the fiscal year, these strategies contributed positively to
Forest Laboratories was the biggest contributor, followed by	the Fund’s benchmark-relative performance.
General Dynamics and Frontier Communications. However,	In connection with the cash equitization process, RIMCo
some of these gains were weakened by sizeable overweights	employed a combination of futures contracts to moderate regional
to Continental Europe and emerging markets as well as an	risks resulting from the money manager portfolios. This involved
overweight to materials and poor stock selection within energy.	taking short exposures to Europe and emerging markets and
Tullow Oil, Thai Oil Public, and Maurel & Prom were the biggest	long exposures to the U.S. and Japan.	This strategy benefited
detractors in the energy sector.	the Fund during the fiscal year as European stocks significantly
Sanders Capital, LLC (“Sanders”) performed in-line with the	lagged their U.S. peers over the period. In addition, for a portion
Fund’s benchmark for the fiscal year. Strong stock selection in	of the fiscal year, RIMCo kept a small portion of the Fund’s cash
the U.S. was the most notable positive contributor to Sanders’	unequitized in order to lower the Fund’s market exposure. This
performance,withSanders’toptenstocksbeingallU.S.companies.	modestly detracted from Fund performance. As of the end of the
However, a sizeable off-benchmark exposure to emerging markets	fiscal year, RIMCo fully equitized the Fund’s cash.
and poor stock selection within consumer discretionary, health	Describe any changes to the Fund’s structure or the money
care, and energy sectors detracted from performance. Samsung	manager line-up.
Electronics, a representative emerging market stock, was the	In October 2014, RIMCo altered its positioning strategy as
biggest detractor for the period.	described above.
Wellington Management Company (“Wellington”) performed in-	There were no other changes to the Fund’s structure or its money
line with the Fund’s benchmark for the fiscal year. Strong stock	manager line-up during the period.
selection within information technology and an overweight to the
sector was a strong contributor as seven out of Wellington’s top ten	Money Managers as of October 31,
stocks were information technology holdings. In addition, effective	2014	Styles
stock selection in and an underweight to the U.K. added value.	Harris Associates, L.P.	Value
Poor stock selection within consumer discretionary, industrials,	MFS Institutional Advisors, Inc.	Market-Oriented
financials, North America, and Continental Europe detracted	Polaris Capital Management, LLC	Value
from performance. Consumer discretionary stocks like Lululemon	Sanders Capital, LLC	Value
	Wellington Management Company, LLP	Growth
athletic, Amazon.com, Bloomin’ Brands, and Cyberagent were the	The views expressed in this report reflect those of the portfolio
bottom four detractors.	managers only through the end of the period covered by
RIMCo manages the portion of the Fund’s assets that RIMCo	the report. These views do not necessarily represent the
determines not to allocate to the money managers. Assets not	views of RIMCo, or any other person in RIMCo or any other
allocated to managers include the Fund’s liquidity reserves and	affiliated organization. These views are subject to change
assets which may be managed directly by RIMCo to modify the	at any time based upon market conditions or other events,
Fund’s overall portfolio characteristics to seek to achieve the	and RIMCo disclaims any responsibility to update the views
desired risk/return profile for the Fund.	contained herein. These views should not be relied on as
At the beginning of the period, RIMCo managed a positioning	investment advice and, because investment decisions for
strategy designed to position the Fund more defensively by	a Russell Investment Company (“RIC”) Fund are based on
investing 5% of the Fund in the top 200 largest stocks of the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

218 Russell Global Equity Fund

Russell Investment Company
Russell Global Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on February 28, 2007.
**	Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.
***	The Global Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Equity Linked Benchmark represents the returns of the MSCI World Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed Large Cap Index (net of tax on dividends from foreign holdings) thereafter.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Equity Fund 219

Russell Investment Company Russell Global Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,024.50	$1,017.69
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$7.60	$7.58

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,019.40	$1,013.91
	Expenses Paid During Period*	$11.40	$11.37
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.24%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,023.60	$1,017.69
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$7.60	$7.58
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

220 Russell Global Equity Fund

Russell Investment Company Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,025.30	$1,018.95
Expenses Paid During Period*	$6.33	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,026.10	$1,019.96
Expenses Paid During Period*	$5.31	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 94.5%			Baidu, Inc. - ADR(Æ)	43,229	10,322
Australia - 0.4%			ENN Energy Holdings, Ltd.	1,462,840	9,488
Amcor, Ltd. Class A	87,871	906			33,845
ASX, Ltd. - ADR	14,098	447
Brambles, Ltd.	113,810	954	China - 0.4%
Commonwealth Bank of Australia - ADR	37,455	2,653	China Longyuan Power Group Corp.,
Flight Centre, Ltd.	3,883	143	Ltd. Class H	8,411,000	8,980
Insurance Australia Group, Ltd.	170,517	978	China Petroleum & Chemical Corp.
New Hope Corp., Ltd.	17,327	34	Class H	4,319,600	3,743
Tatts Group, Ltd.	104,456	319			12,723
Telstra Corp., Ltd.	317,137	1,571
Washington H Soul Pattinson & Co., Ltd.	3,636	46	Denmark - 0.3%
Wesfarmers, Ltd.	58,637	2,278	DSV A/S	309,907	9,267
Woodside Petroleum, Ltd.	46,153	1,630	Tryg A/S	1,505	162
Woolworths, Ltd.	71,853	2,276			9,429

		14,235	Finland - 0.3%
Austria - 0.0%			Caverion Corp.	291,645	2,343
Oesterreichische Post AG	2,321	113	Kone OYJ Class B(Ñ)	144,046	6,191
			Sampo Oyj Class A	31,082	1,487
Belgium - 0.3%			YIT OYJ(Ñ)	212,900	1,419
Belgacom SA	10,078	380			11,440
Delhaize Group SA	62,521	4,271
Groupe Bruxelles Lambert SA	5,421	484	France - 7.0%
Solvay SA	40,096	5,462	BNP Paribas SA	637,159	40,035
		10,597	Christian Dior SA	36,568	6,468
			Danone SA	677,971	46,065
Bermuda - 0.1%			Edenred	338,747	9,381
Axis Capital Holdings, Ltd.	7,859	378	Etablissements Maurel et Prom(Æ)	400,524	4,792
Catlin Group, Ltd.	26,367	226	Euler Hermes Group	975	95
China Hongxing Sports, Ltd.(Æ)	6,320,000	—	Imerys SA	88,389	6,337
Endurance Specialty Holdings, Ltd.	3,257	189	IPSOS	120,876	3,135
Hiscox, Ltd.	23,150	252	Legrand SA - ADR	481,313	25,900
PartnerRe, Ltd.	3,684	426	LVMH Moet Hennessy Louis Vuitton
REXLot Holdings, Ltd.(Ñ)	18,125,000	1,870	SA - ADR	193,508	32,822
VTech Holdings, Ltd.	11,800	148	Metropole Television SA	4,679	81
		3,489	PPR SA	95,374	18,400
			Publicis Groupe SA - ADR(Æ)	107,614	7,454
Brazil - 0.2%			Renault SA	160,587	11,919
Cielo SA	314,900	5,171	Sanofi - ADR	180,098	16,624
			Societe Television Francaise 1	8,693	129
Canada - 2.0%			Total SA	80,868	4,806
Canadian Imperial Bank of Commerce(Þ)	11,058	1,010	Transgene SA(Æ)(Ñ)	44,857	416
Canadian National Railway Co.(Þ)	599,960	42,345			234,859
CI Financial Corp.	11,032	321
Crescent Point Energy Corp.(Ñ)	30,632	1,012	Germany - 4.1%
Genworth MI Canada, Inc.	2,782	97	Allianz SE	191,532	30,410
Great-West Lifeco, Inc.(Þ)	21,113	592	BASF SE	53,552	4,714
Husky Energy, Inc.	21,809	527	Daimler AG	268,300	20,856
Intact Financial Corp.	9,579	642	Deutsche Telekom AG	369,189	5,561
Keyera Corp.	6,107	486	Freenet AG	179,900	4,708
Methanex Corp.(Ñ)	109,400	6,502	Hannover Rueck SE	80,361	6,696
Pacific Rubiales Energy Corp.	466,100	7,030	Lanxess AG	83,392	4,335
Pembina Pipeline Corp.	23,287	966	Linde AG	183,436	33,826
Thomson Reuters Corp.	25,911	964	Muenchener Rueckversicherungs-
Toronto Dominion Bank	47,766	2,351	Gesellschaft AG	38,455	7,559
Vermilion Energy, Inc.	7,453	423	ProSiebenSat.1 Media AG	183,300	7,386
		65,268	Symrise AG	123,720	6,957
			Wincor Nixdorf AG	101,563	4,662
Cayman Islands - 1.0%					137,670
Alibaba Group Holding, Ltd. - ADR(Æ)	142,346	14,035

See accompanying notes which are an integral part of the financial statements.
222 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Greece - 0.1%			Toyota Motor Corp.	323,300	18,703
OPAP SA	331,066	4,012			153,297

Hong Kong - 0.5%			Jersey - 0.3%
Cathay Pacific Airways, Ltd.	2,171,200	4,071	Delphi Automotive PLC	160,800	11,092
Cheung Kong Holdings, Ltd.	95,599	1,696
China Resources Power Holdings Co.,			Luxembourg - 0.4%
Ltd.	766,000	2,227	Samsonite International SA	3,618,300	12,014
CLP Holdings, Ltd.	133,402	1,148
Guangdong Investment, Ltd.	3,561,400	4,684	Mexico - 0.5%
Hang Seng Bank, Ltd.	52,793	895	Alfa SAB de CV Class A	2,586,500	8,242
MTR Corp., Ltd.	99,500	406	Grupo Financiero Banorte SAB de CV
Power Assets Holdings, Ltd.	49,243	475	Class O	1,078,700	6,920
Television Broadcasts, Ltd.	15,654	86			15,162
		15,688	Netherlands - 3.1%
India - 0.4%			Akzo Nobel NV	307,651	20,437
HDFC Bank, Ltd. - ADR	113,069	5,928	CNH Industrial NV	2,647,900	21,568
Infosys, Ltd. - ADR(Ñ)	134,100	8,966	Heineken NV	341,808	25,525
		14,894	ING Groep NV(Æ)	493,444	7,056
			Koninklijke Ahold NV(Æ)	60,904	1,018
Ireland - 2.0%			Koninklijke Philips NV	584,589	16,329
Accenture PLC Class A	490,085	39,756	Nutreco NV	5,018	251
Actavis PLC(Æ)	65,546	15,910	NXP Semiconductor NV(Æ)	146,167	10,036
CRH PLC	227,114	5,029			102,220
Greencore Group PLC Class A	1,449,825	6,086
James Hardie Industries PLC	32,709	346	New Zealand - 0.0%
		67,127	Auckland International Airport, Ltd.(Æ)	67,313	203
			Contact Energy, Ltd.	25,056	121
Israel - 0.2%					324
Teva Pharmaceutical Industries, Ltd.
- ADR	123,600	6,980	Norway - 0.6%
			DNB ASA	343,898	6,317
Italy - 0.5%			SpareBank 1 SR-Bank ASA	641,352	5,515
Enel SpA	1,368,693	6,981	TGS Nopec Geophysical Co. ASA - ADR	7,433	173
GTECH SpA(Ñ)	247,216	5,753	Yara International ASA	145,300	6,672
Trevi Finanziaria Industriale SpA(Ñ)	766,346	2,752			18,677
		15,486
			Portugal - 0.2%
Japan - 4.6%			Energias de Portugal SA	1,597,300	6,868
Asahi Group Holdings, Ltd.	197,500	6,026	Portugal Telecom SGPS SA	42,839	70
Canon, Inc.	253,700	7,655			6,938
Daito Trust Construction Co., Ltd.	5,500	677
Daiwa Securities Group, Inc.	2,912,000	22,321	Russia - 0.2%
Eisai Co., Ltd.	17,200	659	Gazprom OAO - ADR(Æ)	173,026	1,147
Honda Motor Co., Ltd.	133,600	4,138	Gazprom OAO - ADR	80,031	528
Japan Tobacco, Inc.	63,900	2,142	Rosneft OAO - GDR(Æ)	548,391	3,054
Kakaku.com, Inc.	376,200	4,980	Rosneft Oil Co. - GDR	95,700	533
KDDI Corp.	100,900	6,490	Sberbank of Russia - ADR(Æ)	241,400	1,813
MEIJI Holdings Co., Ltd.	96,200	7,922			7,075
Mitsui Fudosan Co., Ltd.	240,000	7,494	Singapore - 0.2%
NEC Corp.	2,045,000	7,028	ComfortDelGro Corp., Ltd.	155,000	319
Nidec Corp.	123,000	7,908	SATS, Ltd.	46,000	111
NTT DOCOMO, Inc.	99,300	1,646	Sembcorp Industries, Ltd.	163,189	4,562
Ono Pharmaceutical Co., Ltd.	128,940	12,788	SIA Engineering Co., Ltd.	18,000	67
Sankyo Co., Ltd.	3,500	126	Singapore Exchange, Ltd.	56,000	305
Shinsei Bank, Ltd.	3,618,000	7,859	Singapore Press Holdings, Ltd.	117,000	390
Showa Denko KK	4,026,000	5,233	Singapore Telecommunications, Ltd.	559,000	1,627
Sumco Corp.(Ñ)	958,000	12,537	StarHub, Ltd.	41,000	132
Takeda Pharmaceutical Co., Ltd.	209,600	8,965			7,513

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 223

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
South Africa - 0.5%			United Kingdom - 7.5%
Naspers, Ltd. Class N	81,610	10,156	Admiral Group PLC	5,061	108
Sasol, Ltd. - ADR	108,993	5,427	AMEC PLC - GDR	21,715	361
		15,583	Amlin PLC	36,462	266
			Aon PLC	149,200	12,831
South Korea - 1.2%			AstraZeneca PLC - ADR(Æ)	187,916	13,658
BS Financial Group, Inc.	250,584	3,904	BAE Systems PLC	230,263	1,690
DGB Financial Group, Inc.	6,900	99	Barclays PLC	4,694,953	18,085
Hyundai Heavy Industries Co., Ltd.	17,307	1,606	Barratt Developments PLC	1,137,197	7,619
Hyundai Motor Co.	20,371	3,240	BBA Aviation PLC	764,357	4,325
Samsung Electronics Co., Ltd.	24,079	28,028	Bellway PLC	242,687	6,790
Shinhan Financial Group Co., Ltd.	79,010	3,719	BHP Billiton PLC - ADR(Ñ)	98,900	5,147
		40,596	Booker Group PLC	115,512	259

Spain - 0.1%			BP PLC	2,320,526	16,668
Bolsas y Mercados Espanoles SA	5,856	223	British American Tobacco PLC	43,028	2,442
Repsol SA - ADR	129,777	2,897	British Sky Broadcasting Group PLC	68,672	973
Tecnicas Reunidas SA(Æ)	2,279	112	Centrica PLC	367,053	1,776
Zardoya Otis SA	12,257	143	Diageo PLC	1,711,984	50,337
		3,375	Experian PLC	1,279,500	19,209
			GlaxoSmithKline PLC - ADR	259,050	5,874
Sweden - 1.2%			Imperial Tobacco Group PLC	116,334	5,045
Duni AB	260,200	3,700	Man Group PLC	128,936	255
Investor AB Class B	198,842	7,114	Marks & Spencer Group PLC	660,973	4,300
Loomis AB Class B	188,660	5,187	Next PLC	11,289	1,164
Nordea Bank AB	1,147,000	14,710	Nomad Holdings Ltd.(Æ)	228,200	2,630
Skanska AB Class B	27,727	564	Persimmon PLC Class A(Æ)	361,720	8,466
Svenska Handelsbanken AB Class A	154,564	7,370	Reckitt Benckiser Group PLC	449,598	37,759
		38,645	Rexam PLC(Æ)	752,554	5,730
			Scottish & Southern Energy PLC	4,303	110
Switzerland - 6.6%			Standard Chartered PLC	258,914	3,892
ACE, Ltd.	20,478	2,238	Tate & Lyle PLC	33,917	329
Adecco SA(Æ)	224,500	15,178	Taylor Wimpey PLC	3,683,759	6,977
Allied World Assurance Co. Holdings			Tullow Oil PLC	437,523	3,400
AG	7,187	273			248,475
Banque Cantonale Vaudoise	207	111
Cie Financiere Richemont SA	493,857	41,550	United States - 47.0%
Credit Suisse Group AG(Æ)	839,687	22,324	3M Co.	191,908	29,510
GAM Holding AG(Æ)	11,817	201	Activision Blizzard, Inc.	66,299	1,323
Helvetia Holding AG	412	196	Acuity Brands, Inc.	101,573	14,162
Holcim, Ltd.(Æ)	223,000	15,795	Advance Auto Parts, Inc.	64,531	9,483
Julius Baer Group, Ltd.(Æ)	755,164	33,027	AECOM Technology Corp.(Æ)	340,164	11,072
Kuehne & Nagel International AG	121,438	15,802	Aetna, Inc.	116,100	9,579
Nestle SA	567,473	41,522	Akamai Technologies, Inc.(Æ)	178,711	10,776
Novartis AG	192,665	17,882	ALLETE, Inc.	117,700	6,149
SGS SA	387	850	Altria Group, Inc.	51,833	2,506
Swisscom AG	1,632	961	Amazon.com, Inc.(Æ)	24,309	7,425
Syngenta AG	6,561	2,031	American Financial Group, Inc.	5,285	316
TE Connectivity, Ltd.	140,200	8,571	American International Group, Inc.	585,260	31,352
		218,512	Ameris Bancorp	191,400	4,747
			Analog Devices, Inc.	11,056	549
Taiwan - 0.4%			Apache Corp.	75,800	5,852
Taiwan Semiconductor Manufacturing			Apple, Inc.	661,079	71,397
Co., Ltd.	1,920,000	8,238	Applied Materials, Inc.	171,200	3,782
Taiwan Semiconductor Manufacturing			Astoria Financial Corp.	470,600	6,188
Co., Ltd. - ADR	282,300	6,216	Atmos Energy Corp.	7,306	387
		14,454	Automatic Data Processing, Inc.	29,621	2,422
			AVX Corp.	3,396	49
Thailand - 0.1%			Bank of America Corp.	939,100	16,115
Thai Oil PCL	3,108,400	4,271	Bank of Hawaii Corp.	3,240	190
			Bank of New York Mellon Corp. (The)	838,157	32,453
See accompanying notes which are an integral part of the financial statements.
224 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bed Bath & Beyond, Inc.(Æ)	56,900	3,832	Lowe's Cos., Inc.	226,485	12,955
BlackRock, Inc. Class A	58,570	19,979	Marathon Oil Corp.	172,100	6,092
Boeing Co. (The)	10,615	1,326	Marathon Petroleum Corp.	80,800	7,345
Bristol-Myers Squibb Co.	356,565	20,749	Martin Marietta Materials, Inc.	47,200	5,519
Brookline Bancorp, Inc.	622,276	5,968	MasterCard, Inc. Class A	129,500	10,846
Brooks Automation, Inc.	628,477	7,749	McDonald's Corp.	19,680	1,845
CA, Inc.	23,327	678	MDU Resources Group, Inc.	13,975	394
Cadence Design Systems, Inc.(Æ)	537,548	9,649	Medtronic, Inc.	659,869	44,977
Carter's, Inc.	89,800	7,016	Merck & Co., Inc.	46,424	2,690
Chevron Corp.	24,590	2,950	Mercury General Corp.	1,960	104
Chubb Corp. (The)	86,528	8,597	Meritage Homes Corp.(Æ)	119,900	4,411
Cigna Corp.	69,800	6,950	MetLife, Inc.	150,300	8,152
Cincinnati Financial Corp.	11,924	602	Microchip Technology, Inc.	14,605	630
Citigroup, Inc.	405,500	21,706	Microsoft Corp.	722,494	33,921
Clorox Co. (The)	9,377	933	Motorola Solutions, Inc.	16,372	1,056
Coca-Cola Co. (The)	59,263	2,482	National Oilwell Varco, Inc.	160,200	11,637
ConocoPhillips	3,873	279	Netflix, Inc.(Æ)	20,497	8,051
Corning, Inc.	776,800	15,870	NextEra Energy, Inc.	72,000	7,216
Cummins, Inc.	13,409	1,960	Occidental Petroleum Corp.	23,685	2,106
Danaher Corp.	155,269	12,484	Oracle Corp.	830,280	32,422
DigitalGlobe, Inc.(Æ)	361,518	10,336	Patterson Cos., Inc.	6,264	270
Dime Community Bancshares, Inc.	309,300	4,871	PepsiCo, Inc.	3,410	328
Dominion Resources, Inc.	612	44	Pfizer, Inc.	95,112	2,849
DR Horton, Inc.	499,600	11,386	Philip Morris International, Inc.	26,839	2,389
Dr Pepper Snapple Group, Inc.	14,320	992	Pioneer Natural Resources Co.	56,614	10,703
DSW, Inc. Class A	5,478	162	Platform Specialty Products Corp.(Æ)	543,447	14,130
Eli Lilly & Co.	2,270	151	Praxair, Inc.	253,920	31,991
Emerson Electric Co.	34,241	2,193	ProAssurance Corp.	4,329	202
Envision Healthcare Holdings, Inc.(Æ)	213,149	7,450	Procter & Gamble Co. (The)	35,662	3,112
Erie Indemnity Co. Class A	1,782	151	Progressive Corp. (The)	43,169	1,140
Exxon Mobil Corp.	29,528	2,856	Public Storage(ö)	10,472	1,930
Facebook, Inc. Class A(Æ)	119,624	8,971	QUALCOMM, Inc.	33,891	2,661
FairPoint Communications, Inc.(Æ)(Ñ)	200,904	3,335	Quest Diagnostics, Inc.(Ñ)	95,900	6,086
Family Dollar Stores, Inc.	45,000	3,523	Questar Corp.	12,772	308
Franklin Resources, Inc.	319,900	17,790	Ralph Lauren Corp. Class A	41,600	6,857
Frontier Communications Corp.(Ñ)	1,322,400	8,648	Rayonier, Inc.(ö)	8,254	276
GameStop Corp. Class A(Ñ)	8,356	357	Raytheon Co.	20,940	2,175
General Dynamics Corp.	152,200	21,271	Regal Entertainment Group Class A(Ñ)	138,585	3,070
General Electric Co.	296,500	7,653	Reynolds American, Inc.	22,513	1,416
General Motors Co.	652,800	20,498	RPC, Inc.	4,484	74
Gentex Corp.	10,640	348	Ryland Group, Inc. (The)	112,200	4,018
Genuine Parts Co.	11,201	1,087	SanDisk Corp.	54,700	5,149
Goldman Sachs Group, Inc. (The)	43,800	8,322	Southwest Bancorp, Inc.(Ñ)	364,200	6,567
Google, Inc. Class C(Æ)	22,970	13,044	St. Jude Medical, Inc.	208,000	13,347
HD Supply Holdings, Inc.(Æ)	360,814	10,406	Starwood Hotels & Resorts Worldwide,
Helmerich & Payne, Inc.	7,045	612	Inc.	120,600	9,245
Hewlett-Packard Co.	228,100	8,184	SunTrust Banks, Inc.	110,600	4,329
Home Depot, Inc.	27,420	2,674	T Rowe Price Group, Inc.	6,092	500
Honeywell International, Inc.	442,390	42,523	Texas Instruments, Inc.	45,557	2,262
IHS, Inc. Class A(Æ)	97,554	12,782	Thermo Fisher Scientific, Inc.	367,510	43,208
Independent Bank Corp.	172,892	7,054	Tiffany & Co.	64,339	6,184
Intel Corp.	1,510,838	51,384	Time Warner, Inc.	554,531	44,069
International Bancshares Corp.	192,518	5,462	Travelers Cos., Inc. (The)	22,473	2,265
International Business Machines Corp.	64,826	10,657	United Parcel Service, Inc. Class B	362,198	37,998
JM Smucker Co. (The)	64,761	6,735	United Technologies Corp.	380,360	40,699
Johnson & Johnson	100,625	10,845	UnitedHealth Group, Inc.	187,400	17,805
JPMorgan Chase & Co.	608,800	36,820	Valero Energy Corp.	139,200	6,973
Kimberly-Clark Corp.	19,973	2,282	Verizon Communications, Inc.	124,700	6,266
Lockheed Martin Corp.	12,069	2,300	Visa, Inc. Class A	247,610	59,780

			See accompanying notes which are an integral part of the financial statements.
				Russell Global Equity Fund 225

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal		Fair
	Amount ($)		Value
	or Shares		$
Wal-Mart Stores, Inc.	132,951		10,140
Walt Disney Co. (The)	558,820		51,065
Waters Corp.(Æ)	229,280		25,404
Webster Financial Corp.	241,800		7,578
WellPoint, Inc.	132,100		16,736
Wells Fargo & Co.	443,600		23,551
Western Union Co. (The)(Ñ)	395,700		6,711
Whirlpool Corp.	74,915		12,889
Wisconsin Energy Corp.(Ñ)	16,445		817
Xerox Corp.	558,900		7,422
Zayo Group Holdings, Inc.(Æ)	50,300		1,178
			1,564,193

Total Common Stocks
(cost $2,435,086)			3,145,442

Preferred Stocks - 0.7%
Brazil - 0.2%
Investimentos Itau SA	1,831,275		7,309

Germany - 0.5%
Porsche Automobil Holding SE	76,008		6,223
Volkswagen AG	47,100		10,037
			16,260

Total Preferred Stocks
(cost $23,245)			23,569

Warrants & Rights - 0.0%
Italy- 0.0%
Trevi Finanziaria Industriale SpA(Æ)
2014 Rights	766,346		855

United Kingdom - 0.0%
Nomad Holdings Ltd.(Æ)
2017 Warrants	228,200		122

Total Warrants & Rights
(cost $1,177)			977

Short-Term Investments - 3.1%
United States - 3.1%
Russell U.S. Cash Management Fund	104,348,013	(8)	104,348
Total Short-Term Investments
(cost $104,348)			104,348

Other Securities - 2.2%
Russell U.S. Cash Collateral Fund(×)	72,926,132	(8)	72,926
Total Other Securities
(cost $72,926)			72,926

Total Investments 100.5%
(identified cost $2,636,782)			3,347,262

Other Assets and Liabilities, Net
-(0.5%)			(18,102)
Net Assets - 100.0%			3,329,160

See accompanying notes which are an integral part of the financial statements.

226 Russell Global Equity Fund

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Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC 40 Index Futures	192	EUR	8,123	11/14	420
DAX Index Futures	32	EUR	7,447	12/14	134
EURO STOXX 50 Index Futures	172	EUR	5,334	12/14	(8)
FTSE 100 Index Futures	107	GBP	6,961	12/14	(23)
Hang Seng Index Futures	15	HKD	17,957	11/14	57
NIKKEI/Yen Index Futures	905	JPY	7,703,812	12/14	5,175
OMXS 30 Index Futures	98	SEK	13,833	11/14	147
S&P Mid 400 E-Mini Index Futures	51	USD	7,219	12/14	254
S&P Mid 500 E-Mini Index Futures	2,467	USD	248,106	12/14	5,041
S&P/TSX 60 Index Futures	40	CAD	6,782	12/14	(47)
SPI 200 Index Futures	37	AUD	5,104	12/14	174
TOPIX Index Futures	97	JPY	1,296,890	12/14	575
Short Positions
EURO STOXX 50 Index Futures	5,162	EUR	160,074	12/14	6,505
MSCI Emerging Markets Mini Index Futures	650	USD	32,942	12/14	1,596
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					20,000

Foreign Currency Exchange Contracts
Amounts in  thousands

							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
	Counterparty	Sold		Bought		Settlement Date	$
Bank of America		USD	5,293	EUR	4,153	12/17/14	(88)
Bank of America		AUD	100	USD	87	12/17/14	(1)
Bank of America		CAD	200	USD	179	12/17/14	1
Bank of America		EUR	600	USD	757	12/17/14	5
Bank of America		GBP	200	USD	323	12/17/14	4
Bank of America		JPY	40,000	USD	367	12/17/14	11
Bank of America		SEK	1,000	USD	138	12/17/14	3
Bank of Montreal		USD	219	AUD	250	12/17/14	1
Bank of Montreal		USD	221	CAD	250	12/17/14	—
Bank of Montreal		USD	1,664	EUR	1,300	12/17/14	(35)
Bank of Montreal		USD	478	GBP	300	12/17/14	2
Bank of Montreal		USD	129	HKD	1,000	12/17/14	—
Bank of Montreal		USD	472	JPY	50,000	12/17/14	(26)
Bank of Montreal		USD	139	SEK	1,000	12/17/14	(4)
Bank of Montreal		EUR	3,500	USD	4,382	12/17/14	(5)
Bank of New York		USD	183	AUD	200	12/17/14	(8)
Bank of New York		USD	263	AUD	300	12/17/14	—
Bank of New York		USD	1,036	AUD	1,200	12/17/14	17
Bank of New York		USD	179	CAD	200	12/17/14	(2)
Bank of New York		USD	182	CAD	200	12/17/14	(5)
Bank of New York		USD	267	CAD	300	12/17/14	(1)
Bank of New York		USD	1,419	CAD	1,600	12/17/14	(1)
Bank of New York		USD	2,705	CAD	2,976	12/17/14	(66)
Bank of New York		USD	635	EUR	500	12/17/14	(8)
Bank of New York		USD	778	EUR	600	12/17/14	(26)
Bank of New York		USD	1,271	EUR	1,000	12/17/14	(17)
Bank of New York		USD	2,885	EUR	2,235	12/17/14	(83)
Bank of New York		USD	6,259	EUR	5,000	12/17/14	9
Bank of New York		USD	162	GBP	100	12/17/14	(2)
Bank of New York		USD	322	GBP	200	12/17/14	(2)
Bank of New York		USD	645	GBP	400	12/17/14	(5)
Bank of New York		USD	2,714	GBP	1,700	12/17/14	4
Bank of New York		USD	129	HKD	1,000	12/17/14	—
Bank of New York		USD	258	HKD	2,000	12/17/14	—
Bank of New York		USD	606	HKD	4,700	12/17/14	—
Bank of New York		USD	274	JPY	30,000	12/17/14	(7)
Bank of New York		USD	283	JPY	30,000	12/17/14	(16)
Bank of New York		USD	464	JPY	50,000	12/17/14	(19)
Bank of New York		USD	1,259	JPY	134,267	12/17/14	(63)
Bank of New York		USD	2,825	JPY	310,000	12/17/14	(64)

			See accompanying notes which are an integral part of the financial statements.

						Russell Global Equity Fund 227

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Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount			Amount		(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
Bank of New York	USD	137	SEK	1,000	12/17/14	(1)
Bank of New York	USD	138	SEK	1,000	12/17/14	(3)
Bank of New York	USD	467	SEK	3,400	12/17/14	(7)
Bank of New York	AUD	300	USD	271	12/17/14	8
Bank of New York	CAD	500	USD	452	12/17/14	8
Bank of New York	EUR	1,500	USD	1,939	12/17/14	59
Bank of New York	EUR	30,401	USD	39,248	12/17/14	1,141
Bank of New York	GBP	400	USD	648	12/17/14	9
Bank of New York	HKD	1,000	USD	129	12/17/14	—
Bank of New York	JPY	70,000	USD	654	12/17/14	30
BNP Paribas	USD	694	AUD	800	12/17/14	8
BNP Paribas	USD	1,062	CAD	1,200	12/17/14	2
BNP Paribas	USD	3,795	EUR	3,000	12/17/14	(34)
BNP Paribas	USD	1,908	GBP	1,200	12/17/14	11
BNP Paribas	USD	387	HKD	3,000	12/17/14	—
BNP Paribas	USD	1,869	JPY	200,000	12/17/14	(88)
BNP Paribas	USD	276	SEK	2,000	12/17/14	(5)
Brown Brothers Harriman	USD	88	AUD	100	12/17/14	—
Brown Brothers Harriman	USD	180	CAD	200	12/17/14	(3)
Brown Brothers Harriman	USD	515	EUR	400	12/17/14	(13)
Brown Brothers Harriman	USD	164	GBP	100	12/17/14	(4)
Brown Brothers Harriman	USD	129	HKD	1,000	12/17/14	—
Brown Brothers Harriman	USD	184	JPY	20,000	12/17/14	(6)
Commonwealth Bank of Australia	USD	2,885	EUR	2,235	12/17/14	(84)
Commonwealth Bank of Australia	USD	1,259	JPY	134,267	12/17/14	(63)
Commonwealth Bank of Australia	EUR	30,401	USD	39,246	12/17/14	1,140
Deutsche Bank	USD	460	CHF	442	11/04/14	—
Deutsche Bank	USD	460	CHF	443	11/04/14	—
Deutsche Bank	USD	7,110	EUR	5,600	12/17/14	(91)
Deutsche Bank	USD	461	GBP	288	11/04/14	—
Deutsche Bank	CAD	100	USD	88	12/17/14	—
Deutsche Bank	EUR	400	USD	512	12/17/14	11
Deutsche Bank	HKD	1,000	USD	129	12/17/14	—
Deutsche Bank	SEK	300	USD	42	12/17/14	1
HSBC	USD	2,198	AUD	2,419	12/17/14	(76)
HSBC	USD	2,886	EUR	2,235	12/17/14	(85)
HSBC	USD	533	HKD	4,131	12/17/14	—
HSBC	USD	1,259	JPY	134,267	12/17/14	(63)
HSBC	EUR	30,401	USD	39,259	12/17/14	1,152
JPMorgan Chase	USD	2,886	EUR	2,235	12/17/14	(85)
JPMorgan Chase	USD	533	HKD	4,131	12/17/14	—
JPMorgan Chase	USD	1,259	JPY	134,267	12/17/14	(63)
JPMorgan Chase	USD	899	SEK	6,394	12/17/14	(33)
JPMorgan Chase	EUR	30,401	USD	39,259	12/17/14	1,151
Northern Trust	USD	175	AUD	200	12/17/14	—
Northern Trust	USD	268	CAD	300	12/17/14	(3)
Northern Trust	USD	761	EUR	600	12/17/14	(7)
Northern Trust	USD	323	GBP	200	12/17/14	(3)
Northern Trust	USD	277	JPY	30,000	12/17/14	(9)
Northern Trust	USD	70	SEK	500	12/17/14	(2)
Northern Trust	AUD	100	USD	92	12/17/14	4
Northern Trust	EUR	300	USD	387	12/17/14	12
Northern Trust	GBP	356	USD	568	11/03/14	(2)
Northern Trust	GBP	100	USD	161	12/17/14	1
Northern Trust	HKD	1,000	USD	129	12/17/14	—
Northern Trust	JPY	10,000	USD	94	12/17/14	5
State Street	USD	87	AUD	100	12/17/14	1
State Street	USD	177	AUD	200	12/17/14	(1)
State Street	USD	177	AUD	200	12/17/14	(1)
State Street	USD	179	CAD	200	12/17/14	(2)
State Street	USD	179	CAD	200	12/17/14	(2)
State Street	USD	181	CAD	200	12/17/14	(3)
State Street	USD	2,772	EUR	2,173	11/06/14	(49)
State Street	USD	640	EUR	500	12/17/14	(13)
State Street	USD	1,266	EUR	1,000	12/17/14	(12)
State Street	USD	1,274	EUR	1,000	12/17/14	(20)

See accompanying notes which are an integral part of the financial statements.

228 Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
			Amount		Amount		(Depreciation)
Counterparty			Sold		Bought	Settlement Date	$
State Street		USD	321	GBP	200	12/17/14	(2)
State Street		USD	323	GBP	200	12/17/14	(3)
State Street		USD	327	GBP	200	12/17/14	(7)
State Street		USD	103	HKD	797	11/04/14	—
State Street		USD	125	HKD	973	11/04/14	—
State Street		USD	257	JPY	27,822	11/04/14	(10)
State Street		USD	275	JPY	30,000	12/17/14	(8)
State Street		USD	276	JPY	30,000	12/17/14	(9)
State Street		USD	277	JPY	30,000	12/17/14	(10)
State Street		AUD	100	USD	88	12/17/14	—
State Street		AUD	100	USD	87	12/17/14	(1)
State Street		AUD	100	USD	89	12/17/14	1
State Street		AUD	100	USD	88	12/17/14	—
State Street		AUD	100	USD	88	12/17/14	1
State Street		AUD	200	USD	175	12/17/14	—
State Street		AUD	200	USD	175	12/17/14	(1)
State Street		CAD	100	USD	89	12/17/14	—
State Street		CAD	100	USD	91	12/17/14	2
State Street		CAD	200	USD	178	12/17/14	1
State Street		CAD	200	USD	180	12/17/14	2
State Street		CAD	200	USD	181	12/17/14	4
State Street		CAD	300	USD	267	12/17/14	1
State Street		CHF	33,728	USD	36,176	12/17/14	1,109
State Street		EUR	100	USD	126	12/17/14	1
State Street		EUR	100	USD	128	12/17/14	3
State Street		EUR	300	USD	376	12/17/14	—
State Street		EUR	400	USD	505	12/17/14	4
State Street		EUR	500	USD	643	12/17/14	16
State Street		EUR	600	USD	764	12/17/14	11
State Street		EUR	1,000	USD	1,267	12/17/14	14
State Street		EUR	4,000	USD	5,107	12/17/14	94
State Street		GBP	100	USD	163	12/17/14	3
State Street		GBP	100	USD	162	12/17/14	2
State Street		GBP	100	USD	164	12/17/14	4
State Street		GBP	200	USD	323	12/17/14	3
State Street		GBP	200	USD	321	12/17/14	1
State Street		GBP	300	USD	482	12/17/14	3
State Street		HKD	1,000	USD	129	12/17/14	—
State Street		HKD	1,000	USD	129	12/17/14	—
State Street		HKD	1,000	USD	129	12/17/14	—
State Street		JPY	76,953	USD	707	11/05/14	22
State Street		JPY	50,046	USD	448	11/06/14	2
State Street		JPY	10,000	USD	92	12/17/14	3
State Street		JPY	20,000	USD	185	12/17/14	7
State Street		JPY	20,000	USD	187	12/17/14	9
State Street		JPY	30,000	USD	274	12/17/14	6
State Street		JPY	30,000	USD	276	12/17/14	9
State Street		JPY	70,000	USD	648	12/17/14	24
State Street		MXN	263	USD	19	11/03/14	—
State Street		SEK	1,000	USD	138	12/17/14	2
State Street		SEK	1,000	USD	140	12/17/14	4
UBS		USD	2,886	EUR	2,235	12/17/14	(85)
UBS		USD	6,070	GBP	3,763	12/17/14	(52)
UBS		USD	1,259	JPY	134,267	12/17/14	(63)
UBS		EUR	30,401	USD	39,259	12/17/14	1,152
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							5,590

Presentation of Portfolio Holdings

Amounts in thousands

				Fair Value

Portfolio Summary	Level 1		Level 2		Level 3	Total	% of Net Assets
Common Stocks

			See accompanying notes which are an integral part of the financial statements.

						Russell Global Equity Fund 229

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Australia	$14,235	$—		$—	$14,235	0.4
Austria	113	—		—	113	—*
Belgium	10,597	—		—	10,597	0.3
Bermuda	3,489	—		—	3,489	0.1
Brazil	5,171	—		—	5,171	0.2
Canada	65,268	—		—	65,268	2.0
Cayman Islands	33,845	—		—	33,845	1.0
China	12,723	—		—	12,723	0.4
Denmark	9,429	—		—	9,429	0.3
Finland	11,440	—		—	11,440	0.3
France	234,859	—		—	234,859	7.0
Germany	137,670	—		—	137,670	4.1
Greece	4,012	—		—	4,012	0.1
Hong Kong	15,688	—		—	15,688	0.5
India	14,894	—		—	14,894	0.4
Ireland	67,127	—		—	67,127	2.0
Israel	6,980	—		—	6,980	0.2
Italy	15,486	—		—	15,486	0.5
Japan	153,297	—		—	153,297	4.6
Jersey	11,092	—		—	11,092	0.3
Luxembourg	12,014	—		—	12,014	0.4
Mexico	15,162	—		—	15,162	0.5
Netherlands	102,220	—		—	102,220	3.1
New Zealand	324	—		—	324	—*
Norway	18,677	—		—	18,677	0.6
Portugal	6,938	—		—	6,938	0.2
Russia	7,075	—		—	7,075	0.2
Singapore	7,513	—		—	7,513	0.2
South Africa	15,583	—		—	15,583	0.5
South Korea	40,596	—		—	40,596	1.2
Spain	3,375	—		—	3,375	0.1
Sweden	38,645	—		—	38,645	1.2
Switzerland	218,512	—		—	218,512	6.6
Taiwan	14,454	—		—	14,454	0.4
Thailand	4,271	—		—	4,271	0.1
United Kingdom	248,475	—		—	248,475	7.5
United States	1,564,193	—		—	1,564,193	47.0
Preferred Stocks	23,569	—		—	23,569	0.7
Warrants & Rights	977	—		—	977	—*
Short-Term Investments	—	104,348		—	104,348	3.1
Other Securities	—	72,926		—	72,926	2.2
Total Investments	3,169,988	177,274		—	3,347,262	100.5
Other Assets and Liabilities, Net						(0.5)
						100.0

Other Financial Instruments
Futures Contracts	20,000	—		—	20,000	0.6
Foreign Currency Exchange Contracts	13	5,577		—	5,590	0.2
Total Other Financial Instruments**	$20,013	$5,577		$—	$25,590

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

230 Russell Global Equity Fund

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Russell Global Equity Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$7,331
Variation margin on futures contracts*	20,078	—
Total	$20,078	$7,331

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$78	$—
Unrealized depreciation on foreign currency exchange contracts	—	1,741
Total	$78	$1,741
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$23,568	$—
Foreign currency-related transactions**	—	6,922
Total	$23,568	$6,922

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$21,084	$—
Foreign currency-related transactions***	—	8,587
Total	$21,084	$8,587

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 231

Russell Investment Company Russell Global Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
				Gross	Net Amounts
		Amounts			of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Securities on Loan*	Investments, at fair value	$70,816	$	— $	70,816
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	7,331		—	7,331
Futures Contracts	Variation margin on futures contracts	9,207		—	9,207
Total		$87,354	$	— $	87,354

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments Received^		Net Amount
Bank of America	$24	$24		$—	$—
Bank of Montreal	3	3		—	—
Bank of New York	1,285	406		—	879
Barclays	14,667	—		14,667	—
BNP Paribas	21	21		—	—
Citigroup	4,624	—		4,624	—
Commonwealth Bank of Australia	1,139	146		—	993
Credit Suisse	4,339	—		4,339	—
Deutsche Bank	1,832	12		1,820	—
Fidelity	19,666	—		19,666	—
Goldman Sachs	14,939	—		14,939	—
HSBC	1,152	223		—	929
JPMorgan Chase	4,315	181		3,164	970
Merrill Lynch	1,501	—		1,501	—
Morgan Stanley	11,342	—		2,133	9,209
Northern Trust	23	23		—	—
State Street	1,367	94		—	1,273
UBS	5,115	200		3,963	952
Total	$87,354	$1,333		$70,816	$15,205

See accompanying notes which are an integral part of the financial statements.

232 Russell Global Equity Fund

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Russell Global Equity Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$5,068	$	— $	5,068
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,741	—	1,741
Total	$6,809	$	— $	6,809

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Bank of America	$89	$24	$	— $	65
Bank of Montreal	70	3		—	67
Bank of New York	406	406		—	—
BNP Paribas	128	21		—	107
Brown Brothers Harriman	26	—		—	26
Commonwealth Bank of Australia	146	146		—	—
Deutsche Bank	91	12		—	79
HSBC	223	223		—	—
JPMorgan Chase	181	181		—	—
Morgan Stanley	5,068	—		5,068	—
Northern Trust	27	23		—	4
State Street	154	94		—	60
UBS	200	200		—	—
Total	$6,809	$1,333		$5,068	$408

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 233

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Russell Global Equity Fund

Y a

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$2,636,782
Investments, at fair value(*)(>)	3,347,262
Cash	48
Cash (restricted)(a)	41,400
Foreign currency holdings(^)	993
Unrealized appreciation on foreign currency exchange contracts	7,331
Receivables:
Dividends and interest	2,399
Dividends from affiliated Russell funds	8
Investments sold	9,473
Fund shares sold	3,385
Foreign capital gains taxes recoverable	1,665
Variation margin on futures contracts	9,207
Prepaid expenses	9
Total assets	3,423,180

Liabilities
Payables:
Investments purchased	7,727
Fund shares redeemed	3,166
Accrued fees to affiliates	3,112
Other accrued expenses	280
Variation margin on futures contracts	5,068
Unrealized depreciation on foreign currency exchange contracts	1,741
Payable upon return of securities loaned	72,926
Total liabilities	94,020

Net Assets	$3,329,160

See accompanying notes which are an integral part of the financial statements.

234 Russell Global Equity Fund

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Russell Global Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$32,884
Accumulated net realized gain (loss)	135,616
Unrealized appreciation (depreciation) on:
Investments	710,480
Futures contracts	20,000
Foreign currency-related transactions	5,445
Shares of beneficial interest	2,828
Additional paid-in capital	2,421,907
Net Assets	$3,329,160
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.72
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.44
Class A — Net assets	$12,819,429
Class A — Shares outstanding ($.01 par value)	1,094,152
Net asset value per share: Class C(#)	$11.55
Class C — Net assets	$14,285,871
Class C — Shares outstanding ($.01 par value)	1,236,399
Net asset value per share: Class E(#)	$11.72
Class E — Net assets	$53,265,256
Class E — Shares outstanding ($.01 par value)	4,543,566
Net asset value per share: Class S(#)	$11.77
Class S — Net assets	$ 2,240,990,679
Class S — Shares outstanding ($.01 par value)	190,468,373
Net asset value per share: Class Y(#)	$11.79
Class Y — Net assets	$ 1,007,798,454
Class Y — Shares outstanding ($.01 par value)	85,458,190
Amounts in thousands
(^) Foreign currency holdings - cost	$1,001
(*) Securities on loan included in investments	$70,816
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$177,274
(a) Cash Collateral for Futures	$41,400
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 235

Russell Investment Company

Russell Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$72,810
Dividends from affiliated Russell funds	154
Securities lending income	1,411
Less foreign taxes withheld	(4,471)
Total investment income	69,904

Expenses
Advisory fees	31,900
Administrative fees	1,599
Custodian fees	735
Distribution fees - Class A	31
Distribution fees - Class C	109
Transfer agent fees - Class A	25
Transfer agent fees - Class C	29
Transfer agent fees - Class E	117
Transfer agent fees - Class S	4,358
Transfer agent fees - Class Y	48
Professional fees	139
Registration fees	143
Shareholder servicing fees - Class C	36
Shareholder servicing fees - Class E	146
Trustees’ fees	81
Printing fees	154
Miscellaneous	163
Total expenses	39,813
Net investment income (loss)	30,091

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	118,298
Futures contracts	23,568
Foreign currency-related transactions	6,574
Net realized gain (loss)	148,440
Net change in unrealized appreciation (depreciation) on:
Investments	66,931
Futures contracts	21,084
Foreign currency-related transactions	8,339
Net change in unrealized appreciation (depreciation)	96,354
Net realized and unrealized gain (loss)	244,794
Net Increase (Decrease) in Net Assets from Operations	$274,885

See accompanying notes which are an integral part of the financial statements.

236 Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,091	$29,243
Net realized gain (loss)	148,440	203,518
Net change in unrealized appreciation (depreciation)	96,354	487,338
Net increase (decrease) in net assets from operations	274,885	720,099

Distributions
From net investment income
Class A	(47)	(73)
Class C	(—)**	—
Class E	(220)	(403)
Class S	(13,352)	(17,023)
Class Y	(8,451)	(12,946)
From net realized gain
Class A	(206)	—
Class C	(258)	—
Class E	(1,009)	—
Class S	(37,208)	—
Class Y	(18,439)	—
Net decrease in net assets from distributions	(79,190)	(30,445)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(93,950)	(112,917)
Total Net Increase (Decrease) in Net Assets	101,745	576,737

Net Assets
Beginning of period	3,227,415	2,650,678
End of period	$3,329,160	$3,227,415
Undistributed (overdistributed) net investment income included in net assets	$32,884	$17,914

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 237

Russell Investment Company Russell Global Equity Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	247	$2,818	241	$2,447
Proceeds from reinvestment of distributions	22	246	8	72
Payments for shares redeemed	(207)	(2,390)	(323)	(3,147)
Net increase (decrease)	62	674	(74)	(628)
Class C
Proceeds from shares sold	205	2,309	282	2,788
Proceeds from reinvestment of distributions	23	257	—	—
Payments for shares redeemed	(280)	(3,181)	(355)	(3,526)
Net increase (decrease)	(52)	(615)	(73)	(738)
Class E
Proceeds from shares sold	861	9,820	988	9,849
Proceeds from reinvestment of distributions	103	1,157	42	380
Payments for shares redeemed	(1,496)	(17,363)	(1,338)	(13,533)
Net increase (decrease)	(532)	(6,386)	(308)	(3,304)
Class S
Proceeds from shares sold	45,595	522,725	51,046	511,971
Proceeds from reinvestment of distributions	4,413	49,647	1,826	16,653
Payments for shares redeemed	(46,524)	(533,520)	(40,908)	(410,880)
Net increase (decrease)	3,484	38,852	11,964	117,744
Class Y
Proceeds from shares sold	13,589	153,808	2,312	22,320
Proceeds from reinvestment of distributions	2,388	26,890	1,405	12,814
Payments for shares redeemed	(26,377)	(307,173)	(26,270)	(261,125)
Net increase (decrease)	(10,400)	(126,475)	(22,553)	(225,991)
Total increase (decrease)	(7,438)	$(93,950)	(11,044)	$(112,917)

See accompanying notes which are an integral part of the financial statements.

238 Russell Global Equity Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	11.07	.07	.83	.90	(.05)	(.20)
October 31, 2013	8.76	.07	2.31	2.38	(.07)	—
October 31, 2012	8.37	.06	.38	.44	(.05)	—
October 31, 2011	8.41	.04	(.05)	(.01)	(.03)	—
October 31, 2010	7.29	.02	1.19	1.21	(.09)	—

Class C
October 31, 2014	10.96	(.02)	.81	.79	—(f)	(.20)
October 31, 2013	8.66	(.01)	2.31	2.30	—	—
October 31, 2012	8.29	—(f)	.37	.37	—	—
October 31, 2011	8.37	(.03)	(.05)	(.08)	—	—
October 31, 2010	7.26	(.04)	1.18	1.14	(.03)	—

Class E
October 31, 2014	11.07	.07	.82	.89	(.04)	(.20)
October 31, 2013	8.76	.07	2.31	2.38	(.07)	—
October 31, 2012	8.38	.06	.37	.43	(.05)	—
October 31, 2011	8.42	.04	(.06)	(.02)	(.02)	—
October 31, 2010	7.30	.02	1.18	1.20	(.08)	—

Class S
October 31, 2014	11.11	.09	.84	.93	(.07)	(.20)
October 31, 2013	8.79	.09	2.33	2.42	(.10)	—
October 31, 2012	8.41	.08	.37	.45	(.07)	—
October 31, 2011	8.45	.06	(.06)	—	(.04)	—
October 31, 2010	7.32	.04	1.19	1.23	(.10)	—

Class Y
October 31, 2014	11.14	.12	.82	.94	(.09)	(.20)
October 31, 2013	8.81	.11	2.33	2.44	(.11)	—
October 31, 2012	8.42	.10	.38	.48	(.09)	—
October 31, 2011	8.46	.08	(.07)	.01	(.05)	—
October 31, 2010	7.32	.05	1.20	1.25	(.11)	—

See accompanying notes which are an integral part of the financial statements.

240 Russell Global Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.25)	11.72	8.18	12,819	1.49	1.49	.59	39
(.07)	11.07	27.37	11,427	1.49	1.49	.67	82
(.05)	8.76	5.32	9,684	1.48	1.48	.72	107
(.03)	8.37	(.18)	9,598	1.50	1.50	.45	83
(.09)	8.41	16.66	7,732	1.49	1.49	.22	74

(.20)	11.55	7.26	14,286	2.24	2.24	(.16)	39
—	10.96	26.56	14,118	2.24	2.24	(.08)	82
—	8.66	4.46	11,794	2.23	2.23	(.02)	107
—	8.29	(.96)	14,319	2.25	2.25	(.31)	83
(.03)	8.37	15.76	12,471	2.24	2.24	(.53)	74

(.24)	11.72	8.15	53,265	1.49	1.49	.60	39
(.07)	11.07	27.41	56,210	1.49	1.49	.67	82
(.05)	8.76	5.25	47,176	1.48	1.48	.71	107
(.02)	8.38	(.19)	47,601	1.50	1.50	.47	83
(.08)	8.42	16.59	36,042	1.49	1.49	.29	74

(.27)	11.77	8.48	2,240,991	1.24	1.24	.83	39
(.10)	11.11	27.74	2,078,046	1.24	1.24	.92	82
(.07)	8.79	5.49	1,538,904	1.23	1.23	.97	107
(.04)	8.41	.01	1,391,111	1.25	1.25	.70	83
(.10)	8.45	16.92	1,080,410	1.24	1.24	.50	74

(.29)	11.79	8.56	1,007,799	1.04	1.04	1.06	39
(.11)	11.14	28.01	1,067,614	1.04	1.04	1.13	82
(.09)	8.81	5.79	1,043,120	1.05	1.05	1.18	107
(.05)	8.42	.13	1,215,633	1.07	1.07	.85	83
(.11)	8.46	17.06	1,296,377	1.06	1.06	.71	74

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund 241

Russell Investment Company Select International Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Select International Equity Fund - Class Y		Russell Developed ex-U.S. Large Cap® Index Net**
	Total		Total
	Return		Return
Inception*	(5.80)%	Inception*	(5.43)%

242 Select International Equity Fund

Russell Investment Company Select International Equity Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Over the period, the Fund was regionally positioned to favor

What is the Fund’s investment objective?	Continental Europe and Japan while being underweight to
Canada and Asia ex-Japan. This positioning did not have a
The Select International Equity Fund (the “Fund”) seeks to	significant impact on performance; however, the Fund’s valuation
provide long term capital growth.	bias within these regions was impactful as lower price-to-book
How did the Fund perform relative to its benchmark for the	stocks strongly underperformed the market in these regions and
fiscal year ended October 31, 2014?	thus detracted from the Fund’s benchmark-relative performance.
For the period of July 31, 2014 (inception of the Fund) through	Benchmark-relative sector deviations in the Fund were modest
October 31, 2014, the Fund’s Class Y Shares lost 5.80%. This is	and over the period favored financials, telecommunication, and
compared to the Fund’s benchmark, the Russell Developed ex-	energy sectors while being underweight industrials, materials,
U.S. Large Cap Index, which lost 5.43% during the same period.	and health care sectors. The Fund’s underweight to materials
The Fund’s performance includes operating expenses, whereas	was a strong contributor to benchmark-relative performance as
index returns are unmanaged and do not include expenses of any	this was one of the worst performing sectors over the period. The
kind.	Fund’s overweight position in financials and telecoms also had a
For the period from July 31, 2014 (inception of the Fund) to	positive impact on benchmark-relative performance. However,
October 31, 2014, the Morningstar® Foreign Large Blend, a group	this was offset by the overweight to energy, which was the worst
of funds that Morningstar considers to have investment strategies	performing sector, and underweight to health care, which was
similar to those of the Fund, lost 3.82%. These results serve as	the best performing sector. Within the health care, industrials
peer comparisons and are expressed net of operating expenses.	and consumer staples sectors, the lower exposure to high price-
to-book stocks in favor of lower price-to-book stocks was an
How did the market conditions described in the Market	additional detractor to benchmark-relative performance.
Summary report affect the Fund’s performance?
The Fund was launched on July 31, 2014. Over the three month	Describe any changes to the Fund’s structure or the money
period since the Fund’s inception, the market strongly favored	manager line-up.
growth stocks over value stocks, as measured by the performance	There were no changes to the Fund’s structure since its launch.
of the Russell Large Cap Developed ex-US Growth and Value	The views expressed in this report reflect those of the portfolio
indexes. A stock’s price-to-book ratio can be crudely used as a	managers only through the end of the period covered by
proxy for valuation, with high price-to-book stocks representing	the report. These views do not necessarily represent the
growth stocks and low price-to-book stocks representing value	views of RIMCo, or any other person in RIMCo or any other
stocks. Over the period, the Fund emphasized stocks with low	affiliated organization. These views are subject to change
price-to-book multiples and was underweight stocks with high	at any time based upon market conditions or other events,
price-to-book multiples. This allocation accounted for the	and RIMCo disclaims any responsibility to update the views
majority of the Fund’s performance shortfall since its inception.	contained herein. These views should not be relied on as
How did the investment strategies and techniques employed	investment advice and, because investment decisions for
by the Fund and its money managers affect its benchmark-	a Russell Investment Company (“RIC”) Fund are based on
relative performance?	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

* Assumes initial investment on July 31, 2014.

**	The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer of the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Select International Equity Fund 243

Russell Investment Company Select International Equity Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; and other Fund expenses. The Example is			Hypothetical
intended to help you understand your ongoing costs (in dollars)			Performance (5%
of investing in the Fund and to compare these costs with the		Actual	return before
ongoing costs of investing in other mutual funds. The Example	Class Y	Performance	expenses)
Beginning Account Value
is based on an investment of $1,000 invested at the beginning of	August 1, 2014	$1,000.00	$1,000.00
the period and held for the entire period indicated, which for this	Ending Account Value
Fund is from August 1, 2014 to October 31, 2014.	October 31, 2014	$942.00	$1,022.99
	Expenses Paid During Period*	$1.08	$2.24
Actual Expenses
The information in the table under the heading “Actual	* Expenses are equal to the Fund's annualized expense ratio of 0.44%
(representing the 92-day period annualized), multiplied by the average
Performance” provides information about actual account values	account value over the period, multiplied by 92/365 (to reflect the period since
and actual expenses. You may use the information in this column,	commencement of operations). May reflect amounts waived and/or reimbursed.
together with the amount you invested, to estimate the expenses	Without any waivers and/or reimbursements, expenses would have been higher.
that you paid over the period. Simply divide your account value by	Hypothetical expenses are equal to the Fund’s annualized expense ratio of
0.44% (representing the six-month period annualized), multiplied by the
$1,000 (for example, an $8,600 account value divided by $1,000	average account value over the period, multiplied by 184/365 (to reflect the
= 8.6), then multiply the result by the number in the first column	one-half year period).
in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

244 Select International Equity Fund

Russell Investment Company

Select International Equity Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value			Amount ($)	Value
	or Shares	$			or Shares	$
Common Stocks - 93.8%				Stockland(ö)	17,615	66
Australia - 6.1%				Suncorp Group, Ltd.	12,426	160
AGL Energy, Ltd.	7,771		93	Sydney Airport	5,492	21
ALS, Ltd.	964		5	Tabcorp Holdings, Ltd.	5,203	19
Alumina, Ltd.(Æ)	17,121		25	Tatts Group, Ltd.	24,581	75
Amcor, Ltd. Class A	3,134		32	Telstra Corp., Ltd.	26,257	130
AMP, Ltd.	11,369		59	Toll Holdings, Ltd.	6,856	34
APA Group	3,736		26	TPG Telecom, Ltd.	1,396	9
Asciano, Ltd.	6,299		35	Transurban Group - ADR(Æ)	6,116	44
ASX, Ltd. - ADR	1,420		45	Treasury Wine Estates, Ltd.	6,875	28
Aurizon Holdings, Ltd.	13,944		57	Washington H Soul Pattinson & Co., Ltd.	1,175	15
AusNet Services(Æ)	19,450		24	Wesfarmers, Ltd.	11,520	447
Australia & New Zealand Banking				Westfield Corp.(Æ)(ö)	17,802	124
Group, Ltd. - ADR	23,286		686	Westpac Banking Corp.	26,621	815
Bank of Queensland, Ltd.	2,153		24	Woodside Petroleum, Ltd.	2,364	83
Bendigo & Adelaide Bank, Ltd.	6,245		68	Woolworths, Ltd.	7,493	237
BHP Billiton, Ltd. - ADR	11,549		345	WorleyParsons, Ltd.	1,723	21
BlueScope Steel, Ltd.(Æ)	5,345		25			6,800
Boral, Ltd.	4,456		19
Brambles, Ltd.	6,089		51	Austria - 0.3%
Caltex Australia, Ltd.	800		22	Andritz AG	536	26
CFS Retail Property Trust Group(ö)	20,475		38	Erste Group Bank AG	3,473	87
Challenger, Ltd.	3,425		21	EVN AG	1,332	17
Coca-Cola Amatil, Ltd.	2,757		22	Immofinanz AG(Æ)	10,149	31
Cochlear, Ltd.	121		8	Mayr Melnhof Karton AG	166	18
Commonwealth Bank of Australia - ADR	6,817		483	Oesterreichische Post AG	155	8
Computershare, Ltd.	2,625		28	OMV AG	2,201	69
Crown Resorts, Ltd.	2,088		27	Raiffeisen Bank International AG	764	16
CSL, Ltd.	2,194		155	Strabag SE	266	6
Dexus Property Group(Æ)(ö)	86,165		92	Telekom Austria AG - ADR	926	7
Echo Entertainment Group, Ltd.	7,812		26	UNIQA Insurance Group AG	670	7
Federation Centres(ö)	4,732		11	Verbund AG Class A	544	11
Flight Centre, Ltd.	203		7	Vienna Insurance Group AG Wiener
Fortescue Metals Group, Ltd.	6,487		20	Versicherung Gruppe	407	20
Goodman Group(ö)	6,486		32	Voestalpine AG	1,072	43
GPT Group (The)(ö)	25,272		92			366
Harvey Norman Holdings, Ltd.	6,370		21
Iluka Resources, Ltd.	852		5	Belgium - 1.2%
Incitec Pivot, Ltd.	15,291		39	Ackermans & van Haaren NV	346	43
Insurance Australia Group, Ltd.	17,448		100	Ageas	1,871	62
Leighton Holdings, Ltd. - ADR	976		19	Anheuser-Busch InBev NV	5,619	621
Lend Lease Group	6,433		89	Belgacom SA	1,382	52
Macquarie Group, Ltd.	1,478		80	bpost SA	745	18
Metcash, Ltd.	12,336		31	Colruyt SA	688	31
Mirvac Group(ö)	29,385		46	Delhaize Group SA	1,371	94
National Australia Bank, Ltd. - ADR	18,948		583	D'ieteren SA	424	15
Newcrest Mining, Ltd.(Æ)	5,729		47	Elia System Operator SA	528	26
Orica, Ltd.	2,387		43	Financiere de Tubize SA	184	13
Origin Energy, Ltd.	10,831		136	Groupe Bruxelles Lambert SA	1,145	102
Qantas Airways, Ltd.(Æ)	12,739		19	KBC Groep NV(Æ)	2,541	137
QBE Insurance Group, Ltd.	9,818		100	Sofina SA	262	28
Ramsay Health Care, Ltd.	620		29	Solvay SA	261	36
REA Group, Ltd.	196		8	Telenet Group Holding NV(Æ)	327	18
Rio Tinto, Ltd. - ADR	1,972		105	UCB SA	827	67
Santos, Ltd.	7,390		84	Umicore SA	738	29
Scentre Group(Æ)(ö)	39,611		123			1,392

Seek, Ltd.	1,738		25	Bermuda - 0.5%
Seven Group Holdings, Ltd.	1,241		7	Catlin Group, Ltd.	5,853	50
Sonic Healthcare, Ltd.	1,821		30

				See accompanying notes which are an integral part of the financial statements.
					Select International Equity Fund 245

Russell Investment Company

Select International Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cheung Kong Infrastructure Holdings,			Choice Properties Real Estate
Ltd.	3,000	22	Investment Trust(ö)	938		9
Chinese Estates Holdings, Ltd.	5,500	15	CI Financial Corp.	791		23
Dairy Farm International Holdings, Ltd.	900	9	Cominar Real Estate Investment Trust(ö)	1,404		24
Esprit Holdings, Ltd.	4,600	6	Constellation Software, Inc.(Þ)	115		32
First Pacific Co., Ltd.	18,000	19	Crescent Point Energy Corp.	3,473		115
Goldin Financial Holdings, Ltd.(Æ)	20,000	16	Dollarama, Inc.	275		24
Guoco Group, Ltd.	569	7	Eldorado Gold Corp.	4,750		26
HAL Trust	228	35	Emera, Inc.	618		21
Hiscox, Ltd.	5,310	58	Empire Co., Ltd. Class A	1,075		74
Hongkong Land Holdings, Ltd.	10,000	70	Enbridge, Inc.	2,569		122
Jardine Matheson Holdings, Ltd.	2,000	119	Encana Corp.	2,317		43
Jardine Strategic Holdings, Ltd.	500	18	Enerplus Corp.	759		11
Kerry Logistics Network, Ltd.	4,000	7	Ensign Energy Services, Inc.	1,287		15
Li & Fung, Ltd.	16,000	19	Fairfax Financial Holdings, Ltd.	261		119
Markit, Ltd.(Æ)	497	13	Finning International, Inc.	931		24
Noble Group, Ltd.	20,000	19	First Capital Realty, Inc. Class A	1,537		25
Orient Overseas International, Ltd.	3,000	17	First Quantum Minerals, Ltd.(Æ)	2,295		35
		519	Fortis, Inc.	2,246		73
			Franco-Nevada Corp. Class T	618		29
Canada - 7.9%			Genworth MI Canada, Inc.	793		28
Agnico Eagle Mines, Ltd.(Þ)	689	16	George Weston, Ltd.	703		57
Agrium, Inc.	873	85	Gibson Energy, Inc.	790		23
Aimia, Inc.	405	6	Gildan Activewear, Inc. Class A	801		48
Alimentation Couche-Tard, Inc. Class B	2,464	84	Goldcorp, Inc.	5,479		103
AltaGas, Ltd. - ADR	598	25	Great-West Lifeco, Inc.(Þ)	4,244		119
ARC Resources, Ltd.	1,234	29	H&R Real Estate Investment Trust(ö)	838		17
Atco, Ltd. Class I	579	24	Home Capital Group, Inc. Class B	445		21
Athabasca Oil Corp.	1,761	6	Husky Energy, Inc.	3,172		77
Bank of Montreal	6,720	487	IGM Financial, Inc.	604		24
Bank of Nova Scotia (The)	9,640	591	Imperial Oil, Ltd.	1,025		49
Barrick Gold Corp.	6,684	79	Industrial Alliance Insurance &
Baytex Energy Corp.	436	13	Financial Services, Inc.	1,104		44
BCE, Inc.	1,865	83	Intact Financial Corp.	779		52
Bell Aliant, Inc.(Æ)	1,172	33	Inter Pipeline, Ltd.	1,123		35
BlackBerry, Ltd. - ADR(Æ)	3,466	36	Jean Coutu Group PJC, Inc. (The) Class
Boardwalk Real Estate Investment			A	362		8
Trust(ö)	426	27	Keyera Corp.	429		34
Bombardier, Inc. Class B	2,567	8	Kinross Gold Corp.(Æ)	6,815		15
Bonavista Energy Corp.	1,009	9	Linamar Corp.	378		19
Brookfield Asset Management, Inc.			Loblaw Cos., Ltd.	2,186		114
Class A	6,130	300	Lundin Mining Corp.(Æ)	4,167		19
Brookfield Canada Office Pro REIT(Æ)			Magna International, Inc. Class A	1,206		119
(ö)	282	7	Manitoba Telecom Services, Inc. - ADR	237		6
CAE, Inc.	1,768	23	Manulife Financial Corp.	9,657		183
Calloway Real Estate Investment Trust(ö)	1,056	26	MEG Energy Corp. Class A(Æ)	546		13
Cameco Corp.	1,318	23	Methanex Corp.	141		8
Canadian Imperial Bank of Commerce(Þ)	2,755	252	Metro, Inc. Class A	1,037		73
Canadian National Railway Co.	3,008	212	National Bank of Canada	3,494		163
Canadian Natural Resources, Ltd.	5,096	178	New Gold, Inc.(Æ)	3,893		14
Canadian Oil Sands, Ltd.	3,289	52	Onex Corp.	480		27
Canadian Pacific Railway, Ltd.	651	135	Open Text Corp.	668		37
Canadian Real Estate Investment			Osisko Gold Royalties, Ltd.	490		6
Trust(ö)	353	16	Pacific Rubiales Energy Corp.	2,146		32
Canadian Tire Corp., Ltd. Class A	1,273	140	Paramount Resources, Ltd. Class A	366		15
Canadian Utilities, Ltd. Class A	683	24	Pembina Pipeline Corp.	841		35
CCL Industries, Inc. Class B	80	8	Pengrowth Energy Corp.	4,913		20
Cenovus Energy, Inc.	1,930	48	Penn West Petroleum, Ltd.	3,719		17
CGI Group, Inc. Class A(Æ)	984	34	Peyto Exploration & Development Corp.	770		22

See accompanying notes which are an integral part of the financial statements.
246 Select International Equity Fund

Russell Investment Company

Select International Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Potash Corp. of Saskatchewan, Inc.	1,907	65	Novo Nordisk A/S Class B	11,519	521
Power Corp. of Canada	4,858	128	Novozymes A/S Class B	1,477	69
Power Financial Corp.	3,485	102	Pandora A/S	542	46
Precision Drilling Corp.	1,183	10	Rockwool International A/S Class B	77	11
Progressive Waste Solutions, Ltd.(Æ)	286	8	TDC A/S	9,767	75
Quebecor, Inc. Class B	295	8	Topdanmark A/S(Æ)	412	13
RioCan Real Estate Investment Trust(ö)	2,268	53	Tryg A/S	98	11
Ritchie Bros Auctioneers, Inc.	291	7	Vestas Wind Systems A/S(Æ)	1,259	42
Rogers Communications, Inc. Class B	1,966	74	William Demant Holding A/S(Æ)	110	8
Royal Bank of Canada - GDR	6,437	457			1,635
Saputo, Inc. - ADR	1,999	57
Shaw Communications, Inc. Class B	2,490	64	Finland - 0.8%
ShawCor, Ltd.	277	12	Cargotec Oyj Class B	610	18
Silver Wheaton Corp.	1,030	18	Elisa OYJ Class A	1,015	28
SNC-Lavalin Group, Inc.	483	21	Fortum OYJ	4,770	111
Sun Life Financial, Inc.	4,650	165	Kesko OYJ Class A	340	12
Suncor Energy, Inc.	14,283	507	Kesko OYJ Class B	1,010	38
Talisman Energy, Inc.	6,714	43	Kone OYJ Class B	1,454	62
Teck Resources, Ltd. Class B	3,242	51	Metso OYJ	975	32
TELUS Corp.	1,435	51	Neste Oil OYJ	1,305	28
Tim Hortons, Inc.	946	77	Nokia OYJ	20,059	167
TMX Group, Ltd.	361	17	Nokian Renkaat OYJ	648	18
Toronto Dominion Bank	10,769	531	Orion OYJ Class A(Æ)	194	7
Tourmaline Oil Corp.(Æ)(Þ)	677	24	Orion OYJ Class B	650	22
TransAlta Corp.	2,743	27	Outokumpu OYJ(Æ)	2,454	14
TransCanada Corp.	6,062	299	Sampo Oyj Class A	4,340	209
Trican Well Service, Ltd.	582	5	Stora Enso OYJ Class R	7,170	59
Turquoise Hill Resources, Ltd. Class B	3,327	11	UPM-Kymmene OYJ	6,079	96
Valeant Pharmaceuticals International,			Wartsila OYJ Abp Class B	653	30
Inc.(Æ)	1,534	204			951
Veresen, Inc.	1,515	24
Vermilion Energy, Inc.	396	22	France - 9.1%
			Accor SA	1,249	52
West Fraser Timber Co., Ltd.	155	8	Aeroports de Paris	202	24
Whitecap Resources, Inc.	947	12	Air France-KLM(Æ)	2,141	18
Yamana Gold, Inc.	4,822	19	Air Liquide SA Class A	1,263	152
		8,840	Alcatel-Lucent - ADR(Æ)	17,939	55
Cayman Islands - 0.1%			Alstom SA(Æ)	2,493	87
HK Electric Investments & HK Electric			Areva SA(Æ)	452	6
Investments, Ltd.(Þ)	10,500	7	Arkema SA	152	9
Hopewell Highway Infrastructure, Ltd.	275	—	AtoS	404	28
Melco Crown Entertainment, Ltd.	2,100	19	AXA SA	17,647	408
MGM China Holdings, Ltd.	2,000	6	BioMerieux	76	8
Sands China, Ltd.	9,200	58	BNP Paribas SA	7,518	473
Wynn Macau, Ltd.	6,400	23	Bollore SA	44	21
		113	Bourbon	295	8
			Bouygues SA - ADR	2,775	96
Denmark - 1.5%			Bureau Veritas SA	1,449	36
AP Moeller - Maersk A/S Class A	45	102	Capital Gemini SA	1,703	112
AP Moeller - Maersk A/S Class B	103	240	Carrefour SA	3,585	105
Carlsberg A/S Class B	1,744	154	Casino Guichard Perrachon SA(Æ)	929	95
Christian Hansen Holding A/S	194	8	CGG SA(Æ)	1,977	11
Coloplast A/S Class B	717	62	Christian Dior SA	371	66
Danske Bank A/S	5,928	163	Cie de St.-Gobain	4,542	195
DSV A/S	877	26	CNP Assurances	1,791	33
FLSmidth & Co. A/S	423	19	Credit Agricole SA	12,319	182
GN Store Nord A/S	964	22	Danone SA	3,523	239
H Lundbeck A/S	393	8	Dassault Systemes SA	807	51
ISS A/S	220	6	Edenred	892	25
Jyske Bank A/S(Æ)	538	29	Eiffage SA	630	33

			See accompanying notes which are an integral part of the financial statements.
				Select International Equity Fund 247

Russell Investment Company

Select International Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Electricite de France SA	1,830	54	Vallourec SA	1,518	56
Eramet(Æ)	173	16	Veolia Environnement SA(Æ)	4,466	75
Essilor International SA	1,187	131	Vicat	371	25
Etablissements Maurel et Prom(Æ)	484	6	Vinci SA	6,834	389
Euler Hermes Group	115	11	Vivendi SA - ADR(Æ)	14,761	360
Eurazeo SA	205	14	Wendel SA	273	30
Eutelsat Communications SA	1,141	37	Zodiac Aerospace	771	24
Faurecia	264	9			10,205
Financiere de L'Odet	21	22
Fonciere Des Regions(ö)	620	57	Germany - 6.4%
GDF Suez	11,635	282	adidas AG	1,265	92
Gecina SA(ö)	198	27	Allianz SE	4,231	672
Groupe Eurotunnel SA	4,652	59	Aurubis AG	356	19
Havas SA	1,581	13	Axel Springer SE Class A	164	9
Icad, Inc.(ö)	231	18	BASF SE	3,523	310
Iliad SA	169	37	Bayer AG	4,399	625
Imerys SA	106	8	Bayerische Motoren Werke AG	3,252	348
Ingenico	253	25	Beiersdorf AG(Æ)	652	53
Ipsen SA	212	10	Bilfinger SE	588	38
JCDecaux SA	392	13	Brenntag AG	758	37
Kering	542	105	Celesio AG	504	17
Klepierre - GDR(ö)	536	23	Commerzbank AG(Æ)	8,290	125
Korian-Medica Class B	306	11	Continental AG	649	127
Lafarge SA	1,463	101	Daimler AG	9,768	760
Legrand SA - ADR	1,641	88	Deutsche Annington Immobilien SE	367	11
L'Oreal SA	1,319	207	Deutsche Bank AG	9,056	282
LVMH Moet Hennessy Louis Vuitton			Deutsche Boerse AG	821	56
SA - ADR	1,583	268	Deutsche Lufthansa AG	2,376	35
Mercialys SA(ö)	375	8	Deutsche Post AG	3,893	122
Metropole Television SA	388	7	Deutsche Postbank AG	191	9
Natixis SA	10,254	71	Deutsche Telekom AG	23,350	352
Neopost SA	342	24	Deutsche Wohnen AG	1,766	40
Numericable Group SA(Æ)	128	5	E.ON SE	11,556	199
Orange SA - ADR	24,458	391	Evonik Industries AG	188	6
Orpea	248	15	Fielmann AG	174	11
Pernod Ricard SA	2,517	286	Fraport AG Frankfurt Airport Services
Peugeot SA(Æ)	7,099	84	Worldwide	306	19
Plastic Omnium SA	266	6	Freenet AG	1,406	37
Publicis Groupe SA - ADR	1,053	73	Fresenius Medical Care AG & Co. KGaA	1,631	120
Remy Cointreau SA	86	6	Fresenius SE & Co. KGaA	2,106	108
Renault SA	2,561	190	GEA Group AG	1,024	47
Rexel SA Class H	2,429	41	Hannover Rueck SE	887	74
Safran SA	1,129	71	HeidelbergCement AG	1,230	84
Sanofi - ADR	12,885	1,190	Henkel AG & Co. KGaA	687	62
Schneider Electric SE(Æ)	2,099	165	Hochtief AG	120	9
SCOR SE - ADR	3,144	96	HUGO BOSS AG	165	22
SEB SA	299	24	Infineon Technologies AG - ADR	7,515	73
Societe BIC SA	201	25	K+S AG	1,297	36
Societe Fonciere Lyonnaise SA(ö)	464	22	Kabel Deutschland Holding AG(Æ)	64	9
Societe Generale SA	6,334	305	KION Group AG(Æ)	248	9
Societe Television Francaise 1	1,471	22	Lanxess AG	695	36
Sodexo	613	59	LEG Immobilien AG	295	20
Suez Environnement Co.	3,532	59	Linde AG	826	152
Technip SA	351	25	MAN SE	247	28
Teleperformance - GDR	213	13	Merck KGaA	724	65
Thales SA	523	26	Metro AG(Æ)	1,419	45
Total SA	23,189	1,379	MTU Aero Engines AG	306	27
Unibail-Rodamco SE(ö)	871	223	Muenchener Rueckversicherungs-
Valeo SA	494	55	Gesellschaft AG	2,154	423

See accompanying notes which are an integral part of the financial statements.
248 Select International Equity Fund

Russell Investment Company Select International Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
OSRAM Licht AG(Æ)	514	18	Wharf Holdings, Ltd. (The)	9,000	66
ProSiebenSat.1 Media AG	903	36	Wheelock & Co., Ltd.	5,000	24
Puma SE	27	6			1,674
Rheinmetall AG	415	18
Rhoen Klinikum AG	1,627	48	Ireland - 0.5%
RWE AG	2,786	99	Bank of Ireland(Æ)	208,153	82
Salzgitter AG	475	14	CRH PLC	5,997	134
SAP SE - ADR	4,654	316	DCC PLC	485	27
Siemens AG	3,927	442	Glanbia PLC	1,309	18
Sky Deutschland AG(Æ)	2,399	20	ICON PLC(Æ)	334	18
Software AG	279	7	James Hardie Industries PLC	2,470	26
Stada Arzneimittel AG	168	6	Kerry Group PLC Class A	979	66
Suedzucker AG	1,025	14	Paddy Power PLC	173	13
Symrise AG	711	40	Seagate Technology PLC	1,385	87
Talanx AG	517	17	Smurfit Kappa Group PLC	1,993	41
Telefonica Deutschland Holdings	3,978	20	Weatherford International PLC(Æ)	3,365	55
ThyssenKrupp AG - ADR	2,376	57	Willis Group Holdings PLC	921	37
TUI AG	782	12			604

United Internet AG	745	29	Isle of Man - 0.0%
Volkswagen AG	187	40	Genting Singapore PLC	7,000	6
Wacker Chemie AG	105	13	Playtech PLC	941	11
Wirecard AG	963	34			17
		7,166
			Israel - 0.5%
Guernsey - 0.1%			Azrieli Group	749	24
Friends Life Group, Ltd.	13,517	70	Bank Hapoalim BM	12,376	63
Hong Kong - 1.5%			Bank Leumi Le-Israel BM(Æ)	9,912	35
AIA Group, Ltd.	7,800	44	Bezeq The Israeli Telecommunication
Bank of East Asia, Ltd.	9,800	41	Corp., Ltd.	13,380	23
Cathay Pacific Airways, Ltd.	10,000	19	Check Point Software Technologies, Ltd.
Champion REIT(Æ)(ö)	27,000	12	(Æ)	494	37
Cheung Kong Holdings, Ltd.	14,000	248	Delek Group, Ltd.	18	6
CLP Holdings, Ltd.	3,000	26	Israel Chemicals, Ltd.	1,041	7
Galaxy Entertainment Group, Ltd.	9,000	61	Mizrahi Tefahot Bank, Ltd.(Æ)	2,125	23
Hang Lung Group, Ltd.	6,000	30	NICE-Systems, Ltd.	356	14
Hang Lung Properties, Ltd. - ADR	15,000	47	Taro Pharmaceutical Industries, Ltd.(Æ)	49	8
Hang Seng Bank, Ltd.	4,100	69	Teva Pharmaceutical Industries, Ltd.	5,796	320
Henderson Land Development Co., Ltd.	9,000	61			560

Hong Kong Exchanges and Clearing,			Italy - 2.5%
Ltd.	2,000	44	A2A SpA	21,381	21
Hongkong & Shanghai Hotels (The)	6,000	10	Assicurazioni Generali SpA	11,861	244
Hopewell Holdings, Ltd.	5,500	20	Atlantia SpA	2,940	69
Hutchison Whampoa, Ltd.	15,000	190	Autogrill SpA(Æ)	815	6
Hysan Development Co., Ltd.	7,000	32	Azimut Holding SpA	369	9
Johnson Electric Holdings, Ltd.(Æ)	2,625	9	Banca Monte dei Paschi di Siena SpA	25,563	19
Link Real Estate Investment Trust (The)			Banca Popolare dell'Emilia Romagna
(ö)	26,500	156	SC(Æ)	4,843	37
Melco International Development, Ltd.	4,000	11	Banca Popolare di Milano Scarl(Æ)	49,957	37
MTR Corp., Ltd.	10,500	43	Banco Popolare SC(Æ)	3,385	49
New World Development Co., Ltd.	20,000	25	Buzzi Unicem SpA	572	8
PCCW, Ltd.	16,000	10	Credito Emiliano SpA	1,030	8
Power Assets Holdings, Ltd.	5,500	53	Davide Campari-Milano SpA	1,476	11
Sino Land Co., Ltd.	18,000	30	De Longhi SPA(Æ)	332	6
SJM Holdings, Ltd.	3,000	6	Enel Green Power SpA	6,142	15
Sun Hung Kai Properties, Ltd.	8,000	119	Enel SpA	44,662	229
Swire Pacific, Ltd. Class B	10,000	24	ENI SpA - ADR	27,503	587
Swire Pacific, Ltd. Class A	7,000	92	Exor SpA	674	29
Swire Properties, Ltd.	9,000	29	Finmeccanica SpA(Æ)	3,898	35
Techtronic Industries Co., Ltd.	7,500	23

			See accompanying notes which are an integral part of the financial statements.
				Select International Equity Fund 249

Russell Investment Company Select International Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Fondiaria-Sai SpA(Æ)	3,526	9	Chiba Bank, Ltd. (The)	7,000		49
GTECH SpA	580	13	Chiyoda Corp.	1,000		10
Hera SpA	10,661	28	Chubu Electric Power Co., Inc.	2,900		34
Intesa Sanpaolo SpA	123,373	359	Chugai Pharmaceutical Co., Ltd.	1,200		36
Luxottica Group SpA	772	39	Chugoku Bank, Ltd. (The)	1,600		23
Mediaset SpA(Æ)	4,253	14	Chugoku Electric Power Co., Inc. (The)	1,300		17
Mediobanca SpA	3,452	30	Citizen Holdings Co., Ltd.	2,300		15
Mediolanum SpA	913	6	Credit Saison Co., Ltd.	1,300		27
Moncler SpA	462	6	Dai Nippon Printing Co., Ltd.	6,000		58
Parmalat SpA	10,348	31	Daicel Chemical Industries, Ltd.	2,000		23
Pirelli & C. SpA - ADR	1,497	20	Daido Steel Co., Ltd.	3,000		11
Prada SpA	2,900	18	Daihatsu Motor Co., Ltd.	1,800		25
Prysmian SpA	518	9	Dai-ichi Life Insurance Co., Ltd. (The)	3,700		54
Recordati SpA	440	8	Daiichi Sankyo Co., Ltd.	4,800		71
Saipem SpA - ADR(Æ)	2,517	39	Daikin Industries, Ltd.	1,100		67
Salvatore Ferragamo SpA	347	8	Daito Trust Construction Co., Ltd.	500		62
Snam Rete Gas SpA	10,349	56	Daiwa House Industry Co., Ltd.	3,000		56
Telecom Italia SpA(Æ)	137,809	156	Daiwa Securities Group, Inc.	7,000		54
Telecom Italia SpA	47,343	42	Dena Co., Ltd.	500		6
Terna Rete Elettrica Nazionale SpA	4,818	24	Denso Corp.	2,800		125
Tod's SpA	64	6	Dentsu, Inc.	1,500		54
UniCredit SpA	39,135	283	Disco Corp.	100		7
Unione di Banche Italiane SCpA	9,993	78	Don Quijote Holdings Co., Ltd.	400		23
Unipol Gruppo Finanziario SpA	3,178	15	East Japan Railway Co.	2,000		154
UnipolSai SpA	9,505	25	Eisai Co., Ltd.	1,600		61
World Duty Free SpA(Æ)	599	5	Electric Power Development Co., Ltd.	900		31
		2,746	FamilyMart Co., Ltd.	800		32
			FANUC Corp.	700		119
Japan - 16.3%			Fast Retailing Co., Ltd.	200		72
ABC-Mart, Inc.	200	11	Fuji Electric Co., Ltd.	4,000		17
Acom Co., Ltd.(Æ)	2,900	9	Fuji Heavy Industries, Ltd.	2,500		80
Advance Residence Investment Corp.(ö)	13	30	FUJIFILM Holdings Corp.	3,400		112
Advantest Corp.	600	7	Fujitsu, Ltd.	12,000		71
Aeon Co., Ltd.	7,200	70	Fukuoka Financial Group, Inc.	8,000		40
AEON Financial Service Co., Ltd.	300	6	GS Yuasa Corp.	3,000		15
Aeon Mall Co., Ltd.	300	5	GungHo Online Entertainment, Inc.	1,500		6
Air Water, Inc.	2,000	31	Gunma Bank, Ltd.	5,000		31
Aisin Seiki Co., Ltd.	1,900	62	Hachijuni Bank, Ltd. (The)	3,000		18
Ajinomoto Co., Inc.	6,000	112	Hakuhodo DY Holdings, Inc.	2,600		25
Alfresa Holdings Corp.	2,400	30	Hamamatsu Photonics KK	600		27
Amada Co., Ltd.	2,900	25	Hankyu Hanshin Holdings, Inc.	7,000		41
ANA Holdings, Inc.	14,000	32	Hikari Tsushin, Inc.	100		7
Aozora Bank, Ltd.	12,000	42	Hino Motors, Ltd.	700		10
Asahi Glass Co., Ltd.	8,000	41	Hirose Electric Co., Ltd.	400		48
Asahi Group Holdings, Ltd.	4,200	128	Hiroshima Bank, Ltd. (The)	4,000		20
Asahi Kasei Corp.	15,000	120	Hisamitsu Pharmaceutical Co., Inc.	600		20
Asics Corp.	1,200	28	Hitachi Capital Corp.	300		7
Astellas Pharma, Inc.	9,700	147	Hitachi Chemical Co., Ltd.	1,200		21
Bandai Namco Holdings, Inc.	1,200	29	Hitachi Construction Machinery Co.,
Bank of Kyoto, Ltd. (The)	3,000	25	Ltd.	1,000		20
Bank of Yokohama, Ltd. (The)	10,000	57	Hitachi High-Technologies Corp.	700		21
Benesse Holdings, Inc.	1,000	31	Hitachi Metals, Ltd.	1,000		16
Bridgestone Corp.	4,200	137	Hitachi, Ltd.	33,000		252
Brother Industries, Ltd.	1,800	31	Hokuhoku Financial Group, Inc.	12,000		24
Calbee, Inc.	900	31	Hokuriku Electric Power Co.	800		11
Canon, Inc.	10,300	311	Honda Motor Co., Ltd.	11,800		364
Casio Computer Co., Ltd.	1,700	26	Hoshizaki Electric Co., Ltd.	500		24
Central Japan Railway Co.	900	132	Hoya Corp.	2,300		80
Century Tokyo Leasing Corp.	600	15	Hulic Co., Ltd.	700		8

See accompanying notes which are an integral part of the financial statements.

250 Select International Equity Fund

Russell Investment Company

Select International Equity Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ibiden Co., Ltd.	1,400	20	Mazda Motor Corp.	2,500	57
Idemitsu Kosan Co., Ltd.	1,200	23	McDonald's Holdings Co. Japan, Ltd.	500	12
IHI Corp.	5,000	23	Medipal Holdings Corp.	2,000	22
Iida Group Holdings(Æ)	500	5	MEIJI Holdings Co., Ltd.	400	33
Inpex Corp.	10,300	129	Minebea Co., Ltd.	2,000	26
Isetan Mitsukoshi Holdings, Ltd.	3,000	40	Mitsubishi Chemical Holdings Corp.	10,200	50
Isuzu Motors, Ltd.	3,000	38	Mitsubishi Corp.	14,900	287
ITOCHU Corp.	11,000	131	Mitsubishi Electric Corp.	9,000	112
Itochu Techno-Solutions Corp.	200	8	Mitsubishi Estate Co., Ltd.	3,000	75
Iyo Bank, Ltd. (The)	2,200	23	Mitsubishi Gas Chemical Co., Inc.	2,000	12
J Front Retailing Co., Ltd.	1,500	19	Mitsubishi Heavy Industries, Ltd.	13,000	79
Japan Display, Inc.(Æ)	1,300	4	Mitsubishi Logistics Corp.	1,000	15
Japan Exchange Group, Inc.	1,000	24	Mitsubishi Materials Corp.	9,000	27
Japan Petroleum Exploration Co.	200	6	Mitsubishi Motors Corp.	3,600	36
Japan Real Estate Investment Corp.(ö)	9	49	Mitsubishi Tanabe Pharma Corp.	3,100	46
Japan Retail Fund Investment Corp.(ö)	16	32	Mitsubishi UFJ Financial Group, Inc.	72,400	406
Japan Tobacco, Inc.	7,300	245	Mitsubishi UFJ Lease & Finance Co.,
JFE Holdings, Inc.	2,800	54	Ltd.	4,000	20
JGC Corp.	1,000	25	Mitsui & Co., Ltd.	13,600	202
Joyo Bank, Ltd. (The)	7,000	37	Mitsui Chemicals, Inc.	8,000	23
JSR Corp.	600	11	Mitsui Fudosan Co., Ltd.	2,000	62
JTEKT Corp.	1,100	17	Mitsui OSK Lines, Ltd.	8,000	25
JX Holdings, Inc.	21,100	89	Mizuho Financial Group, Inc.	137,400	245
Kajima Corp.	11,000	48	MS&AD Insurance Group Holdings, Inc.	3,300	69
Kakaku.com, Inc.	1,200	16	Murata Manufacturing Co., Ltd.	800	87
Kamigumi Co., Ltd.	4,000	38	Nabtesco Corp.	300	7
Kaneka Corp.	4,000	22	Nagoya Railroad Co., Ltd.	10,000	42
Kansai Electric Power Co., Inc. (The)	3,300	32	Nankai Electric Railway Co., Ltd.	5,000	23
Kansai Paint Co., Ltd.	2,000	30	NEC Corp.	19,000	65
Kao Corp.	3,700	142	Nexon Co., Ltd.	1,400	12
Kawasaki Heavy Industries, Ltd.	9,000	34	NGK Insulators, Ltd.	1,000	21
KDDI Corp.	4,000	257	NGK Spark Plug Co., Ltd.	1,000	26
Keihan Electric Railway Co., Ltd.	4,000	19	NH Foods, Ltd.	1,000	23
Keikyu Corp.	3,000	25	NHK Spring Co., Ltd.	2,300	21
Keio Corp.	4,000	30	Nidec Corp.	900	58
Keisei Electric Railway Co., Ltd.	2,000	23	Nikon Corp.	3,100	41
Keyence Corp.	200	93	Nintendo Co., Ltd.	600	64
Kikkoman Corp.	2,000	45	Nippon Building Fund, Inc.(ö)	8	44
Kintetsu Corp.	10,000	34	Nippon Electric Glass Co., Ltd.	3,000	14
Kirin Holdings Co., Ltd.	5,100	65	Nippon Express Co., Ltd.	9,000	39
Kobayashi Pharmaceutical Co., Ltd.	400	24	Nippon Paint Holdings Co., Ltd.	1,000	22
Kobe Steel, Ltd.	23,000	36	Nippon Prologis REIT, Inc.(ö)	10	23
Koito Manufacturing Co., Ltd.	900	26	Nippon Shokubai Co., Ltd.	2,000	24
Komatsu, Ltd.	3,800	88	Nippon Steel & Sumitomo Metal Corp.	37,000	96
Konami Corp.	500	10	Nippon Telegraph & Telephone Corp.	5,600	344
Konica Minolta, Inc.	4,800	52	Nippon Yusen KK	12,000	31
Kubota Corp.	4,000	62	Nissan Motor Co., Ltd.	18,000	160
Kuraray Co., Ltd.	4,100	47	Nisshin Seifun Group, Inc.	3,800	38
Kurita Water Industries, Ltd.	1,000	21	Nissin Foods Holdings Co., Ltd.	1,100	57
Kyocera Corp.	3,000	135	Nitori Holdings Co., Ltd.	800	50
Kyowa Hakko Kirin Co., Ltd.	3,000	34	Nitto Denko Corp.	600	32
Kyushu Electric Power Co., Inc.	1,100	12	NOK Corp.	1,100	27
Lawson, Inc.	600	40	Nomura Holdings, Inc.	15,300	92
LIXIL Group Corp.	1,400	30	Nomura Real Estate Holdings, Inc.	1,200	21
M3, Inc.	1,300	21	Nomura Research Institute, Ltd.	400	13
Mabuchi Motor Co., Ltd.	200	17	NSK, Ltd.	2,000	25
Makita Corp.	600	33	NTT Data Corp.	800	30
Marubeni Corp.	16,500	104	NTT DOCOMO, Inc.	15,200	252
Marui Group Co., Ltd.	3,300	27	NTT Urban Development Corp.	800	9

			See accompanying notes which are an integral part of the financial statements.
				Select International Equity Fund 251

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value			Amount ($)	Value
	or Shares	$			or Shares	$
Obayashi Corp.	4,000		27	Sumitomo Mitsui Financial Group, Inc.	7,100	278
Obic Co., Ltd.	700		24	Sumitomo Mitsui Trust Holdings, Inc.	22,000	87
Odakyu Electric Railway Co., Ltd.	3,000		28	Sumitomo Realty & Development Co.,
Oji Holdings Corp.	7,000		25	Ltd.	1,000	36
Olympus Corp.(Æ)	900		31	Sumitomo Rubber Industries, Ltd.	1,800	24
Omron Corp.	900		42	Suntory Beverage & Food, Ltd.	1,100	39
Ono Pharmaceutical Co., Ltd.	600		60	Suruga Bank Ltd.	1,000	20
Oracle Corp. Japan	500		19	Suzuken Co., Ltd.	800	21
Oriental Land Co., Ltd.	500		106	Suzuki Motor Corp.	2,500	81
ORIX Corp.	5,500		74	Sysmex Corp.	1,200	50
Osaka Gas Co., Ltd.	21,000		82	T&D Holdings, Inc.	2,500	31
Otsuka Corp.	500		18	Taiheiyo Cement Corp.	7,000	25
Otsuka Holdings Co., Ltd.	2,800		97	Taisei Corp.	7,000	38
Panasonic Corp.	12,700		148	Taisho Pharmaceutical Holdings Co.,
Park24 Co., Ltd.	500		7	Ltd.	200	14
Rakuten, Inc.	3,100		34	Taiyo Nippon Sanso Corp.	2,000	18
Renesas Electronics Corp.(Æ)	900		7	Takashimaya Co., Ltd.	3,000	25
Resona Holdings, Inc.	17,500		98	Takeda Pharmaceutical Co., Ltd.	7,100	304
Ricoh Co., Ltd.	6,000		61	TDK Corp.	800	44
Rinnai Corp.	300		26	Teijin, Ltd.	7,000	17
Rohm Co., Ltd.	700		42	Terumo Corp.	1,200	29
Sankyo Co., Ltd.	800		29	THK Co., Ltd.	500	12
Sanrio Co., Ltd.	200		6	Tobu Railway Co., Ltd.	7,000	35
Santen Pharmaceutical Co., Ltd.	500		29	Toho Co., Ltd.	1,300	29
SBI Holdings, Inc.	1,100		12	Toho Gas Co., Ltd.	3,000	16
Secom Co., Ltd.	2,300		138	Tohoku Electric Power Co., Inc.	900	11
Sega Sammy Holdings, Inc.	1,300		20	Tokio Marine Holdings, Inc.	3,200	100
Seibu Holdings, Inc.	1,100		21	Tokyo Broadcasting System Holdings,
Seiko Epson Corp.	1,100		50	Inc.	700	8
Sekisui Chemical Co., Ltd.	4,000		48	Tokyo Electric Power Co., Inc.(Æ)	7,700	27
Sekisui House, Ltd.	5,200		63	Tokyo Electron, Ltd.	1,100	68
Seven & I Holdings Co., Ltd.	7,400		282	Tokyo Gas Co., Ltd.	17,000	96
Seven Bank, Ltd.	2,400		10	Tokyo Tatemono Co., Ltd.	2,000	17
Sharp Corp.	4,000		10	Tokyu Corp.	6,000	39
Shikoku Electric Power Co., Inc.	700		9	Tokyu Fudosan Holdings Corp.	1,600	11
Shimadzu Corp.	1,000		9	TonenGeneral Sekiyu KK	3,000	26
Shimamura Co., Ltd.	300		26	Toppan Printing Co., Ltd.	7,000	47
Shimano, Inc.	600		78	Toray Industries, Inc.	10,000	66
Shimizu Corp.	5,000		36	Toshiba Corp.	18,000	77
Shin-Etsu Chemical Co., Ltd.	2,700		169	TOTO, Ltd.	1,000	11
Shinsei Bank, Ltd.	6,000		13	Toyo Seikan Group Holdings, Ltd.	1,000	12
Shionogi & Co., Ltd.	1,800		46	Toyo Suisan Kaisha, Ltd.	1,300	44
Shiseido Co., Ltd.	3,500		57	Toyoda Gosei Co., Ltd.	900	17
Shizuoka Bank, Ltd. (The)	4,000		40	Toyota Boshoku Corp.	1,500	17
Showa Shell Sekiyu KK	2,000		17	Toyota Industries Corp.	1,100	51
SMC Corp.	400		111	Toyota Motor Corp.	17,700	1,023
SoftBank Corp.	4,500		318	Toyota Tsusho Corp.	1,900	47
Sojitz Corp.	14,800		22	Trend Micro, Inc.	400	13
Sompo Japan Nipponkoa Holdings, Inc.	1,900		46	Unicharm Corp.	2,500	57
Sony Corp.	8,300		153	United Urban Investment Corp.(ö)	22	34
Sony Financial Holdings, Inc.	400		6	USS Co., Ltd.	2,300	36
Stanley Electric Co., Ltd.	1,300		26	West Japan Railway Co.	2,000	94
Sumco Corp.	1,100		14	Yahoo! Japan Corp.	6,600	23
Sumitomo Chemical Co., Ltd.	10,000		34	Yakult Honsha Co., Ltd.	700	38
Sumitomo Corp.	13,000		136	Yamada Denki Co., Ltd.	7,000	22
Sumitomo Dainippon Pharma Co., Ltd.	900		10	Yamaguchi Financial Group, Inc.	2,000	19
Sumitomo Electric Industries, Ltd.	6,500		86	Yamaha Corp.	1,500	20
Sumitomo Heavy Industries, Ltd.	5,000		27	Yamaha Motor Co., Ltd.	1,900	35
Sumitomo Metal Mining Co., Ltd.	5,000		67	Yamato Holdings Co., Ltd.	2,800	59

See accompanying notes which are an integral part of the financial statements.

252 Select International Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Yamazaki Baking Co., Ltd.	2,000	24	Mobileye NV(Æ)	255	13
Yaskawa Electric Corp.	700	9	NN Group NV(Æ)	573	16
Yokogawa Electric Corp.	700	9	Nutreco NV	889	45
Yokohama Rubber Co., Ltd. (The)	2,000	18	NXP Semiconductor NV(Æ)	1,516	104
		18,199	OCI NV(Æ)	185	6
			Randstad Holding NV(Æ)	499	22
Jersey - 0.7%			Reed Elsevier NV(Æ)	5,023	116
Delphi Automotive PLC	2,116	146	SBM Offshore NV(Æ)	1,688	21
Experian PLC	4,364	66	Sensata Technologies Holding NV(Æ)	711	35
Genel Energy PLC(Æ)	609	7	STMicroelectronics NV	3,594	24
Glencore PLC	53,156	271	TNT Express NV	3,087	18
Henderson Group PLC	6,878	23	Unilever NV	9,174	355
Petrofac, Ltd.	984	17	Wolters Kluwer NV	3,427	91
Polyus Gold International, Ltd.(Æ)	3,409	10	X5 Retail Group NV - GDR(Æ)	1,179	22
Randgold Resources, Ltd.	276	16	Yandex NV Class A(Æ)	911	26
United Business Media, Ltd.	2,199	20	Ziggo NV(Æ)	896	44
Wolseley PLC - ADR	935	50			2,747
WPP PLC	9,853	192
		818	New Zealand - 0.2%
			Auckland International Airport, Ltd.(Æ)	7,636	23
Luxembourg - 0.4%			Contact Energy, Ltd.	5,915	29
Altice SA	337	21	Fletcher Building, Ltd.	4,950	33
ArcelorMittal	8,791	115	Fonterra Shareholders Fund(Æ)	1,339	7
Eurofins Scientific SE	56	14	Mighty River Power, Ltd.	11,500	25
GAGFAH SA(Æ)	624	12	Ryman Healthcare, Ltd.	3,116	18
Millicom International Cellular SA	316	26	Spark New Zealand, Ltd.	14,741	36
RTL Group SA	240	22	Xero, Ltd.	329	4
Samsonite International SA	7,200	24			175
SES SA	2,179	75
Subsea 7 SA	2,434	26	Norway - 0.9%
Tenaris SA	3,388	67	Aker Solutions ASA(Æ)	1,195	8
Ternium SA - ADR	711	16	Aker Solutions ASA	1,195	4
		418	DNB ASA	9,554	176
			DNO ASA(Æ)	2,086	5
Mauritius - 0.0%			Gjensidige Forsikring ASA	1,292	23
Golden Agri-Resources, Ltd.	56,000	23	Kongsberg Gruppen AS	509	10
			Marine Harvest ASA	1,861	26
Netherlands - 2.5%			Norsk Hydro ASA	13,920	78
Aalberts Industries NV	373	10
Aegon NV	16,046	131	Orkla ASA	9,387	72
AerCap Holdings NV(Æ)	945	41	Petroleum Geo-Services ASA	2,663	13
Airbus Group NV	1,887	113	Schibsted ASA	411	22
Akzo Nobel NV	733	49	Statoil ASA Class N	14,389	326
ASML Holding NV	1,475	147	TE Connectivity, Ltd.	3,955	89
Boskalis Westminster NV	503	27	TGS Nopec Geophysical Co. ASA - ADR	250	6
CNH Industrial NV	3,305	27	Yara International ASA	2,283	105
Constellium NV Class A(Æ)	317	6			963
Core Laboratories NV	161	22	Portugal - 0.2%
Corio NV(ö)	783	38	Banco BPI SA Class G	8,969	18
Delta Lloyd NV	1,739	40	Banco Comercial Portugues SA Class
Fugro NV	842	12	R(Æ)	220,487	25
Gemalto NV	376	29	Banco Espirito Santo SA Class C(Æ)	22,842	3
Heineken Holding NV	730	47	Energias de Portugal SA	26,812	116
Heineken NV	1,277	95	Galp Energia SGPS SA Class B	2,134	31
ING Groep NV(Æ)	31,200	431	Jeronimo Martins SGPS SA	943	8
Koninklijke Ahold NV(Æ)	11,033	184	NOS SGPS	1,430	8
Koninklijke DSM NV(Æ)	1,193	75	Portucel SA - ADR	3,135	12
Koninklijke KPN NV	39,611	130	Portugal Telecom SGPS SA	7,972	13
Koninklijke Philips NV	4,541	127
Koninklijke Vopak NV	156	8

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 253

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Sonae SGPS SA	14,481	19	CaixaBank SA	11,913	65
		253	Corp. Financiera Alba SA	419	23
			Distribuidora Internacional de
Singapore - 1.1%			Alimentacion SA	3,595	23
Ascendas Real Estate Investment			Ebro Foods SA	1,667	30
Trust(Æ)(ö)	18,000	31	Enagas SA	718	24
CapitaCommercial Trust(Æ)(ö)	28,000	36	Endesa SA - ADR	1,191	23
CapitaLand, Ltd.	20,000	49	Ferrovial SA	2,109	43
CapitaMall Trust Class A(Æ)(ö)	18,000	28	Gas Natural SDG SA	3,830	110
City Developments, Ltd.	6,000	44	Grifols SA	1,739	67
ComfortDelGro Corp., Ltd.	7,000	14	Grupo Catalana Occidente SA	606	18
DBS Group Holdings, Ltd.	14,000	202	Iberdrola SA	50,097	354
First Resources, Ltd.(Æ)	4,000	6	Inditex SA(Æ)	7,010	197
Flextronics International, Ltd.(Æ)	2,498	27	Indra Sistemas SA	1,181	13
Fraser and Neave, Ltd.	3,000	7	International Consolidated Airlines
Frasers Centerpoint Ltd.(Æ)	4,969	6	Group SA(Æ)	4,555	30
Global Logistic Properties, Ltd.	12,000	26	Mapfre SA	7,258	25
Hutchison Port Holdings Trust Class U	18,000	12	Mediaset Espana Comunicacion SA(Æ)	1,297	16
Keppel Corp., Ltd. - ADR	10,000	73	Obrascon Huarte Lain SA	431	13
Keppel Land, Ltd.	5,000	13	Prosegur Cia de Seguridad SA	1,029	6
Keppel REIT Management, Ltd.(ö)	25,000	24	Red Electrica Corp. SA	368	32
Neptune Orient Lines, Ltd.(Æ)	9,000	6	Repsol SA - ADR	8,811	197
Olam International, Ltd.	10,000	17	Sacyr SA(Æ)	1,196	5
Oversea-Chinese Banking Corp., Ltd.	17,000	132	Tecnicas Reunidas SA(Æ)	219	11
SATS, Ltd.	3,000	7	Telefonica SA - ADR	31,428	472
Sembcorp Industries, Ltd.	8,000	30	Zardoya Otis SA	808	9
SIA Engineering Co., Ltd.	2,000	7			3,633
Singapore Airlines, Ltd.	7,000	54
Singapore Exchange, Ltd.	1,000	5	Sweden - 2.6%
Singapore Press Holdings, Ltd.	17,000	57	Alfa Laval AB	1,945	40
Singapore Technologies Engineering,			Assa Abloy AB Class B	1,402	74
Ltd.	4,000	12	Atlas Copco AB Class A	3,580	103
Singapore Telecommunications, Ltd.	27,000	79	Atlas Copco AB Class B	2,174	57
StarHub, Ltd.	3,000	10	BillerudKorsnas AB	660	10
Suntec Real Estate Investment Trust(ö)	24,000	33	Boliden AB	1,673	28
United Industrial Corp., Ltd.	4,000	10	Electrolux AB	1,177	33
United Overseas Bank, Ltd.	8,000	144	Elekta AB Class B	913	9
UOL Group, Ltd.	6,000	30	Getinge AB Class B	916	21
Wilmar International, Ltd.	22,000	55	Hennes & Mauritz AB Class B	5,287	210
		1,286	Hexagon AB Class B	1,049	35
			Hexpol AB(Æ)	122	11
Spain - 3.2%			Holmen AB Class B	942	31
Abertis Infraestructuras SA	1,799	37	Hufvudstaden AB Class A	2,117	27
Acciona SA(Æ)	311	22	Husqvarna AB(Æ)	895	7
Acerinox SA	817	12	Husqvarna AB Class B	3,443	26
ACS Actividades de Construccion y			ICA Gruppen AB	368	15
Servicios SA	1,119	41	Investment AB Latour	251	7
Amadeus IT Holding SA Class A	1,888	69	L E Lundbergforetagen AB	724	30
Applus Services SA(ö)	443	5	Lundin Petroleum AB(Æ)	419	6
Applus Services SA(Æ)	297	6	Meda AB Class A	1,474	19
Atresmedia Corp de Medios de			Melker Schorling AB	304	14
Comunicacion SA	480	7	Modern Times Group MTG AB Class B	179	6
Banco Bilbao Vizcaya Argentaria SA			NCC AB Class B	745	22
- ADR	42,370	474	Nibe Industrier AB Class B	319	8
Banco de Sabadell SA - ADR	43,204	125	Nordea Bank AB	28,513	366
Banco Popular Espanol SA	18,511	106	Ratos AB Class B	2,548	17
Banco Santander SA - ADR	86,857	766	Saab AB Class B	401	11
Bankia SA Class A	57,093	102	Sandvik AB	4,995	55
Bankinter SA	4,176	34	Securitas AB Class B	3,056	34
Bolsas y Mercados Espanoles SA	557	21

See accompanying notes which are an integral part of the financial statements.
254 Select International Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Skandinaviska Enskilda Banken AB			Novartis AG	15,093	1,401
Class A	13,192	169	OC Oerlikon Corp. AG(Æ)	922	12
Skanska AB Class B	3,793	77	Panalpina Welttransport Holding AG	52	7
SKF AB Class B	1,967	39	Partners Group Holding AG	109	29
SSAB AB Class A(Æ)	2,771	20	PSP Swiss Property AG	686	59
SSAB AB Class B(Æ)	803	5	Roche Holding AG	4,623	1,361
Svenska Cellulosa AB SCA Class B	6,602	148	Schindler Holding AG(ö)	316	44
Svenska Cellulosa AB SCA Class A	284	6	SGS SA	29	64
Svenska Handelsbanken AB Class A	5,904	282	Sika AG	11	39
Svenska Handelsbanken AB Class B	161	7	Sonova Holding AG	282	44
Swedbank AB Class A	5,420	143	St. Galler Kantonalbank AG	65	24
Swedish Match AB	1,267	41	Straumann Holding AG	31	8
Swedish Orphan Biovitrum AB Class B	584	7	Sulzer AG	159	18
Tele2 AB Class B	6,666	85	Swatch Group AG (The)	398	34
Telefonaktiebolaget LM Ericsson Class B	17,349	204	Swatch Group AG (The) Class B	188	89
Telefonaktiebolaget LM Ericsson Class A	596	7	Swiss Life Holding AG(Æ)	363	83
TeliaSonera AB	26,969	186	Swiss Prime Site AG Class A(Æ)	894	68
Trelleborg AB Class B	1,567	27	Swiss Re AG(Æ)	2,945	238
Volvo AB Class B	5,368	62	Swisscom AG	228	134
Volvo AB Class A - GDR	563	7	Syngenta AG	335	104
		2,854	TE Connectivity, Ltd.	1,754	107
			Transocean, Ltd.	1,814	53
Switzerland - 7.6%			UBS AG(Æ)	23,271	404
ABB, Ltd.(Æ)	9,413	206	Zurich Insurance Group AG(Æ)	1,763	533
Actelion, Ltd.(Æ)	655	78			8,498
Adecco SA(Æ)	735	50
Allreal Holding AG(Æ)	226	30	United Kingdom - 18.8%
Alpiq Holding AG(Æ)	91	9	3i Group PLC	6,430	41
Aryzta AG(Æ)	624	53	AA PLC(Æ)	2,538	14
Baloise Holding AG	858	108	Aberdeen Asset Management PLC	3,323	23
Banque Cantonale Vaudoise	52	28	Admiral Group PLC	1,296	28
Barry Callebaut AG(Æ)	10	10	Aggreko PLC	882	21
Basellandschaftliche Kantonalbank	12	11	AMEC PLC - GDR	1,900	32
Basler Kantonalbank	96	6	Amlin PLC	10,615	77
Berner Kantonalbank AG	120	22	Anglo American PLC	10,970	231
Bucher Industries AG	44	11	Antofagasta PLC	2,688	30
Chocoladefabriken Lindt & Sprungli AG	1	60	ARM Holdings PLC	6,672	93
Cie Financiere Richemont SA	2,770	233	Ashmore Group PLC	1,702	9
Clariant AG(Æ)	2,054	36	Ashtead Group PLC	2,862	48
Coca-Cola HBC AG - ADR(Æ)	1,137	25	Associated British Foods PLC	2,680	118
Credit Suisse Group AG(Æ)	11,616	309	AstraZeneca PLC - ADR(Æ)	8,935	649
DKSH Holding AG	98	7	Aviva PLC	27,527	229
Dufry AG(Æ)	129	19	Babcock International Group PLC	2,700	47
EMS-Chemie Holding AG	62	22	BAE Systems PLC	17,850	131
Flughafen Zuerich AG	43	27	Balfour Beatty PLC	7,001	17
Galenica AG	24	21	Barclays PLC	102,394	394
GAM Holding AG(Æ)	683	12	Barratt Developments PLC	9,272	62
Geberit AG	177	60	Berkeley Group Holdings PLC	558	20
Georg Fischer AG(Æ)	33	19	BG Group PLC	16,452	274
Givaudan SA(Æ)	41	68	BHP Billiton PLC	10,141	261
Graubuendner Kantonalbank	8	11	Booker Group PLC	9,794	22
Helvetia Holding AG	77	37	BP PLC	181,755	1,305
Holcim, Ltd.(Æ)	1,683	119	British American Tobacco PLC	12,430	705
Julius Baer Group, Ltd.(Æ)	1,560	68	British Land Co. PLC (The)(ö)	11,529	134
Kuehne & Nagel International AG	271	35	British Sky Broadcasting Group PLC	6,480	92
Lindt & Spruengli AG	7	35	Britvic PLC	2,025	22
Lonza Group AG(Æ)	304	33	BT Group PLC	77,810	457
Luzerner Kantonalbank AG	39	14	BTG PLC	2,136	26
Nestle SA	22,537	1,649	Bunzl PLC	2,891	78

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 255

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Burberry Group PLC	2,272	56	Meggitt PLC	9,318	67
Capita PLC	3,677	65	Melrose Industries PLC	10,320	42
Capital & Counties Properties PLC	9,461	52	Merlin Entertainment PLC	1,205	7
Carnival PLC	1,708	68	Millennium & Copthorne Hotels PLC	2,081	19
Centrica PLC	10,980	53	Mondi PLC	1,962	33
Close Brothers Group PLC	580	14	National Grid PLC	23,944	355
Cobham PLC	7,310	34	Next PLC	1,082	112
Compass Group PLC(Æ)	10,334	166	Noble Corp. PLC	1,911	40
Croda International PLC	837	31	Ocado Group PLC(Æ)	1,234	5
Daily Mail & General Trust PLC Class A	1,419	18	Old Mutual PLC	49,000	152
Derwent London PLC(ö)	1,792	85	Ophir Energy PLC Class W(Æ)	2,979	9
Diageo PLC	15,876	467	Paragon Offshore PLC(Æ)	430	2
Direct Line Insurance Group PLC	11,742	52	Pearson PLC	10,044	188
Dixons Carphone PLC	4,691	30	Pennon Group PLC	3,134	42
Drax Group PLC	3,350	32	Persimmon PLC Class A(Æ)	1,205	28
Dunelm Group PLC(Æ)	676	9	Premier Oil PLC	2,593	11
easyJet PLC	1,431	34	Provident Financial PLC	734	25
Ensco PLC Class A	2,562	104	Prudential PLC	10,941	252
Evraz PLC(Æ)	4,357	9	Reckitt Benckiser Group PLC	3,964	333
G4S PLC	7,025	29	Reed Elsevier PLC	8,894	146
Galiform PLC	3,959	22	Rentokil Initial PLC	12,322	24
GKN PLC	13,160	67	Rexam PLC(Æ)	7,266	55
GlaxoSmithKline PLC - ADR	29,291	664	Rightmove PLC	504	17
Great Portland Estates PLC(ö)	6,991	77	Rio Tinto PLC(Æ)	6,494	309
Greene King PLC	3,989	51	Rolls-Royce Holdings PLC	7,243	98
Halma PLC	2,925	29	Rotork PLC	566	23
Hammerson PLC(ö)	12,070	118	Royal Bank of Scotland Group PLC(Æ)	18,783	117
Hays PLC	9,973	20	Royal Dutch Shell PLC Class A	43,090	1,538
Hikma Pharmaceuticals PLC	846	26	Royal Dutch Shell PLC Class B	23,823	881
Hill Station PLC	690	11	Royal Mail PLC	4,284	30
HSBC Holdings PLC	189,570	1,940	RSA Insurance Group PLC(Æ)	8,748	68
ICAP PLC	1,172	8	SABMiller PLC - ADR	6,865	387
IG Group Holdings PLC	2,513	24	Sage Group PLC (The)	6,499	39
IMI PLC	1,569	31	Schroders PLC	501	19
Imperial Tobacco Group PLC	7,048	306	Scottish & Southern Energy PLC	2,501	64
Inchcape PLC	8,011	89	Segro PLC(ö)	5,269	32
Informa PLC	2,678	21	Serco Group PLC	3,852	18
Inmarsat PLC	2,946	32	Severn Trent PLC Class H	1,148	37
Intercontinental Hotels Group PLC(Æ)	2,464	93	Shaftesbury PLC(ö)	4,171	48
Intermediate Capital Group PLC	3,808	25	Shire PLC - ADR(Æ)	2,915	194
Intertek Group PLC	743	32	Smith & Nephew PLC	6,160	104
Intu Properties PLC Class H(ö)	10,444	57	Smiths Group PLC	2,073	39
Investec PLC	6,131	56	Songbird Estates PLC	4,792	20
ITV PLC	24,338	79	Spectris PLC	627	18
J Sainsbury PLC	22,892	90	Spirax-Sarco Engineering PLC	526	24
Jardine Lloyd Thompson Group PLC	532	8	Sports Direct International PLC(Æ)	1,890	19
Jazztel PLC(Æ)	1,669	27	St. James's Place PLC	2,290	27
John Wood Group PLC	2,926	31	Stagecoach Group PLC	4,265	26
Johnson Matthey PLC	579	28	Standard Chartered PLC	16,185	243
Kazakhmys PLC(Æ)	3,766	14	Standard Life PLC	20,006	126
Kingfisher PLC	37,538	182	Tate & Lyle PLC	3,140	30
Ladbrokes PLC Class A	3,196	6	Taylor Wimpey PLC	37,476	71
Land Securities Group PLC(ö)	11,773	208	Telecity Group PLC	871	11
Legal & General Group PLC	51,151	189	Tesco PLC	105,133	293
Liberty Global PLC(Æ)	3,337	148	Thomas Cook Group PLC(Æ)	8,308	17
Lloyds Banking Group PLC(Æ)	301,888	372	Travis Perkins PLC	2,391	63
London Stock Exchange Group PLC	1,228	40	TUI Travel PLC	2,981	19
Man Group PLC	20,240	40	Tullow Oil PLC	2,778	22
Marks & Spencer Group PLC	13,791	90	Unilever PLC	7,916	318

See accompanying notes which are an integral part of the financial statements.

256 Select International Equity Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
United Utilities Group PLC	6,802	93	United States - 5.2%
Vedanta Resources PLC	1,083	14	Russell U.S. Cash Management Fund	5,774,586	(8)	5,775
Vodafone Group PLC	273,368	907	Total Short-Term Investments
Weir Group PLC (The)	1,215	44	(cost $5,775)			5,775
Whitbread PLC	1,265	88
William Hill PLC	3,854	22	Total Investments 99.5%
WM Morrison Supermarkets PLC	24,638	61	(identified cost $117,995)			111,352
		21,034
			Other Assets and Liabilities, Net
United States - 0.3%			- 0.5%			549
AdStar, Inc.(Æ)	160	7
American Exploration Co.(Æ)	5,129	11	Net Assets - 100.0%			111,901
Autoliv, Inc.	601	55
BlackRock Health Sciences Trust	2,770	11
Dream Office Real Estate Investment
Trust(Æ)(ö)	977	25
Essentra PLC	547	6
Fiat Chrysler Automobiles NV	12,430	139
GateHouse Media, Inc. Class A(Æ)	1,864	85
lululemon athletica, Inc.(Æ)	531	22
Talk America Holdings, Inc.(Æ)	4,267	20
		381

Total Common Stocks
(cost $111,527)		104,940

Preferred Stocks - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG	661	53
Fuchs Petrolub SE	172	7
Henkel AG & Co. KGaA	1,047	103
MAN SE	60	7
Porsche Automobil Holding SE	1,654	135
Volkswagen AG	1,373	293
		598

Italy - 0.0%
Unipol Gruppo Finanziario SpA	1,370	6

Japan - 0.0%
Shinkin Central Bank Class K	8	15

United Kingdom - 0.0%
Rolls-Royce Holdings PLC(Æ)	651,870	1

Total Preferred Stocks
(cost $677)		620

Warrants & Rights - 0.0%
France - 0.0%
Numericable Group SA(Æ)
2015 Rights	128	4

United Kingdom - 0.0%
DS Smith PLC Class F(Æ)
2014 Rights	2,977	13

Total Warrants & Rights
(cost $16)		17

Short-Term Investments - 5.2%

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
MSCI EAFE Mini Index Futures		71	USD	6,518	12/14	(9)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						(9)

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Australia	$6,800	$—	$—		$6,800	6.1
Austria	366	—	—		366	0.3
Belgium	1,392	—	—		1,392	1.2
Bermuda	519	—	—		519	0.5
Canada	8,840	—	—		8,840	7.9
Cayman Islands	113	—	—		113	0.1
Denmark	1,635	—	—		1,635	1.5
Finland	951	—	—		951	0.8
France	10,205	—	—		10,205	9.1
Germany	7,166	—	—		7,166	6.4
Guernsey	70	—	—		70	0.1
Hong Kong	1,674	—	—		1,674	1.5
Ireland	604	—	—		604	0.5
Isle of Man	17	—	—		17	—*
Israel	560	—	—		560	0.5
Italy	2,746	—	—		2,746	2.5
Japan	18,199	—	—		18,199	16.3
Jersey	818	—	—		818	0.7
Luxembourg	418	—	—		418	0.4
Mauritius	23	—	—		23	—*
Netherlands	2,747	—	—		2,747	2.5
New Zealand	175	—	—		175	0.2
Norway	963	—	—		963	0.9
Portugal	250	—	3		253	0.2
Singapore	1,279	—	7		1,286	1.1
Spain	3,633	—	—		3,633	3.2
Sweden	2,854	—	—		2,854	2.6
Switzerland	8,498	—	—		8,498	7.6
United Kingdom	21,034	—	—		21,034	18.8
United States	381	—	—		381	0.3
Preferred Stocks	619	—	1		620	0.5
Warrants & Rights	17	—	—		17	—*
Short-Term Investments	—	5,775	—		5,775	5.2
Total Investments	105,566	5,775	11		111,352	99.5
Other Assets and Liabilities, Net						0.5
						100.0

Other Financial Instruments
Futures Contracts	(9)	—	—		(9)	(—)*
Total Other Financial Instruments**	$(9)	$—	$—		$(9)

* Less than .05% of net assets.

**	Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements. Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

		Equity
Derivatives not accounted for as hedging instruments		Contracts
Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$9
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(139)	$—
Foreign currency-related transactions**	—	(139)
Total	$(139)	$(139)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(9)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$125	$	— $	125
Total	$125	$	— $	125

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Merrill Lynch	$125	$	— $	— $	125
Total	$125	$	— $	— $	125

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$117,995
Investments, at fair value(>)	111,352
Cash (restricted)(a)	500
Foreign currency holdings(^)	67
Receivables:
Dividends and interest	201
Dividends from affiliated Russell funds	15
Fund shares sold	25
Foreign capital gains taxes recoverable	16
Variation margin on futures contracts	125
Prepaid expenses	26
Total assets	112,327

Liabilities
Payables:
Investments purchased	1
Fund shares redeemed	342
Accrued fees to affiliates	10
Other accrued expenses	73
Total liabilities	426

Net Assets	$111,901

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$455
Accumulated net realized gain (loss)	(341)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(6,643)
Futures contracts	(9)
Foreign currency-related transactions	(5)
Shares of beneficial interest	119
Additional paid-in capital	118,325
Net Assets	$111,901
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class Y(#)	$9.42
Class Y — Net assets	$111,901,481
Class Y — Shares outstanding ($.01 par value)	11,877,582
Amounts in thousands
(^) Foreign currency holdings - cost	$67
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$5,775
(a) Cash Collateral for Futures	$500
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Statement of Operations — For the Period Ended October 31, 2014(1)

Amounts in thousands
Investment Income
Dividends	$595
Dividends from affiliated Russell funds	2
Interest	15
Less foreign taxes withheld	(44)
Total investment income	568

Expenses
Advisory fees	109
Administrative fees	12
Custodian fees	24
Transfer agent fees – Class Y	1
Professional fees	48
Registration fees	1
Trustees’ fees	1
Printing fees	2
Organizational fees	11
Miscellaneous	1
Expenses before reductions	210
Expense reductions	(102)
Net expenses	108
Net investment income (loss)	460

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(199)
Futures contracts	(139)
Foreign currency-related transactions	(20)
Net realized gain (loss)	(358)
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(6,643)
Futures contracts	(9)
Foreign currency-related transactions	(5)
Net change in unrealized appreciation (depreciation)	(6,657)
Net realized and unrealized gain (loss)	(7,015)
Net Increase (Decrease) in Net Assets from Operations	$(6,555)

(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

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Statement of Changes in Net Assets

For the Period Ended
Amounts in thousands	2014 (1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$460
Net realized gain (loss)	(358)
Net change in unrealized appreciation (depreciation)	(6,657)
Net increase (decrease) in net assets from operations	(6,555)

Share Transactions*
Net increase (decrease) in net assets from share transactions	118,456
Total Net Increase (Decrease) in Net Assets	111,901

Net Assets
Beginning of period	—
End of period	$111,901
Undistributed (overdistributed) net investment income included in net assets	$455

(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

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Statement of Changes in Net Assets, continued
* Share transaction amounts (in thousands) for the periods ended October 31, 2014 were as follows:
	2014	(1)
	Shares		Dollars
Class Y
Proceeds from shares sold	12,448		$123,949
Payments for shares redeemed	(570)		(5,493)
Total increase (decrease)	11,878		$118,456
(1) For the period August 1, 2014 (commencement of operations) to October 31, 2014.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Net Asset Value,
	Beginning of	Investment	and Unrealized	Investment	End of
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Period
Class Y
October 31, 2014(7)	10.00	.05	(.63)	(.58)	9.42

See accompanying notes which are an integral part of the financial statements.

266 Select International Equity Fund

		%	%	%
	$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
%	Net Assets,	to Average	to Average	Investment Income	%
Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Return(b)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(5.80)	111,901.87		.44	1.90	7

See accompanying notes which are an integral part of the financial statements.

Select International Equity Fund 267

Russell Investment Company Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Emerging Markets Fund - Class A‡			Russell Emerging Markets Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	(4.78)%		1 Year	1.50%
5 Years	4.09	%§	5 Years	5.78	%§
10 Years	9.87	%§	10 Years	10.93	%§

Russell Emerging Markets Fund - Class C			Russell Emerging Markets® Index Net**
	Total			Total
	Return			Return
1 Year	0.26%		1 Year	1.86%
5 Years	4.54	%§	5 Years	5.72	%§
10 Years	9.70	%§	10 Years	10.99	%§

			Emerging Markets Linked Benchmark***
Russell Emerging Markets Fund - Class E				Total
	Total		1 Year	1.86%
	Return		5 Years	5.17	%§
1 Year	1.09%		10 Years	10.83	%§
5 Years	5.34	%§
10 Years	10.53	%§

Russell Emerging Markets Fund - Class S
	Total
	Return
1 Year	1.31%
5 Years	5.59	%§
10 Years	10.81	%§

268 Russell Emerging Markets Fund

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Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Emerging Markets Fund (the “Fund”) employs	Brazilian markets sold off over the fiscal year driven by the
a multi-manager approach whereby portions of the Fund	anticipation of and the eventual achievement of Dilma Rousseff’s
are allocated to different money managers. Fund assets not	reelection. Investor confidence in her administration was at an
allocated to money managers are managed by Russell Investment	all-time low over the fiscal year due to her leadership over the
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	country’s slowest economic growth in two decades. The Brazilian
may change the allocation of the Fund’s assets among money	sell-off drove emerging markets as a whole lower and also
managers at any time. An exemptive order from the Securities	negatively impacted the Fund’s absolute performance.
and Exchange Commission (“SEC”) permits RIMCo to engage	Russian markets sold off this year driven by geopolitical tensions
or terminate a money manager at any time, subject to approval	in Ukraine. This had a negative impact on the Fund’s absolute
by the Fund’s Board, without a shareholder vote. Pursuant to the	performance. Russian positions were approximately 6% of Fund
terms of the exemptive order, the Fund is required to notify its	holdings throughout the year, a benchmark-relative overweight.
shareholders within 90 days of when a money manager begins
providing services. As of October 31, 2014, the Fund had eight	How did the investment strategies and techniques employed
money managers.	by the Fund and its money managers affect its benchmark-

What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide long term capital growth.	AllianceBernstein L.P. (“Alliance”) outperformed the Fund’s
benchmark for the fiscal year. Alliance’s positive stock selection
How did the Fund perform relative to its benchmark for the	in India was a key driver of outperformance this year, driven by
fiscal year ended October 31, 2014?	its overweight to Tata Motors and Bank of Baroda. In addition,
For the fiscal year ended October 31, 2014, the Fund’s Class	Alliance’s overweight to positions in the United Arab Emirates,
A, Class C, Class E, Class S and Class Y Shares gained 1.04%,	including Emaar Properties and First Gulf Bank, helped. In
0.26%, 1.09%, 1.31% and 1.50%, respectively. This is compared	contrast, Alliance’s overweight to and negative stock selection
to the Fund’s benchmark, the Russell Emerging Markets Index	within Brazilian securities dampened performance. Alliance’s
Net, which gained 1.86% during the same period. The Fund’s	value focus did not have a strong impact on fiscal year performance.
performance includes operating expenses, whereas index returns	Delaware Management Company (“Delaware”) underperformed
are unmanaged and do not include expenses of any kind.	the Fund’s benchmark for the fiscal year. This was driven by
For the fiscal year ended October 31, 2014, the Morningstar®	negative stock selection in India and China, as Delaware held zero
Diversified Emerging Markets, a group of funds that Morningstar	weights in a number of the countries’ best performing securities.
considers to have investment strategies similar to those of the	In contrast, Delaware outperformed in South Korea, driven by
Fund, gained 1.37%. This result serves as a peer comparison and	overweights to KCC Corporation and SK Telecom.
is expressed net of operating expenses.	Genesis Asset Managers, LLP (“Genesis”) underperformed the
RIMCo may assign a money manager a specific style or	Fund’s benchmark for the fiscal year. Negative stock selection in
capitalization benchmark other than the Fund’s index. However,	China detracted from benchmark-relative performance. This was
the Fund’s primary index remains the benchmark for the Fund	driven by an overweight to China Resources, which sold off over
and is representative of the aggregate of each money manager’s	the period, and underweights to Tencent Holdings and Baidu Inc,
benchmark index.	which rallied. This was offset by an overweight to and positive stock selection in India. Top positive contributors to benchmark-
How did the market conditions described in the Market	relative performance in India included overweights to Sun
Summary report affect the Fund’s performance?	Pharmaceutical, Axis Bank and Lupin Limited.
During the fiscal year, market conditions in emerging markets	Harding Loevner LP (“Harding”) outperformed the Fund’s
were generally driven by geopolitical events. These were the	benchmark for the fiscal year. This was partially driven by an
largest drivers of returns in the emerging markets asset class. In	overweight to and positive stock selection in India. In particular,
particular, presidential elections in India and Brazil and tensions	Harding’s off-benchmark position in Maruti Suzuki contributed
in the Ukraine drove market movements. This, in turn, impacted	to benchmark-relative gains. In addition, positive stock selection
Fund performance in these regions.	in Taiwan driven by technology stocks added to outperformance.
Indian markets rallied significantly over the fiscal year driven	Offsetting benchmark-relative gains, Harding’s off-benchmark
by Prime Minister Modi’s election and anticipation of his reform	positions in Saudi Arabia detracted. Its underweight to and
agenda. This led to significant gains in Indian stocks, which	unsuccessful stock selection in China also contributed negatively
benefited the Fund’s absolute returns.	to benchmark-relative performance.

Russell Emerging Markets Fund 269

Russell Investment Company Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Numeric Investors LLC (“Numeric”) outperformed the Fund’s	off-benchmark positions in Qatar, Pakistan and Georgia which
benchmark for the fiscal year. This was partially driven by positive	outperformed the benchmark.
stock selection in and an overweight to India. In particular,	RIMCo manages the portion of the Fund’s assets that RIMCo
Numeric held overweights to Tata Motors and Apollo Tyres,	determines not to allocate to the money managers. Assets not
which outperformed during the period. Successful stock selection	allocated to managers include the Fund’s liquidity reserves and
in Taiwan, driven by overweights to Inotera Memories and	assets which may be managed directly by RIMCo to modify the
Micro-Star International, also contributed to benchmark-relative	Fund’s overall portfolio characteristics to seek to achieve the
outperformance. Offsetting these gains, Numeric’s overweight to	desired risk/return profile for the Fund.
and unsuccessful stock selection in Russia contributed negatively
to benchmark-relative performance. In particular, Numeric was	During the period, RIMCo used index futures, swaps and
overweight Gazprom, Sberbank and LukOil, which sold off amid	currency forwards to equitize the Fund’s cash in order to gain
escalating sanctions against Russia.	market exposure. At the beginning of the fiscal year, a portion of the Fund’s cash was unequitized in order to maintain the
Oaktree Capital Management, L.P. (“Oaktree”) was added to the	Fund’s overall beta exposure (beta is a measure of a portfolio’s
Fund in March 2014 and underperformed the Fund’s benchmark	volatility and its sensitivity to the direction of the market) at
for the portion of the fiscal year in which it was a manager in the	close to benchmark-neutral. In April, 2014, RIMCo terminated
Fund. This was driven by unsuccessful stock selection in China	all unequitized cash positions in order to continue to maintain
and South Korea. Off-benchmark weights in Galaxy Entertainment	the Fund’s overall beta exposure at close to benchmark-neutral.
Group and Sands China were detractors, as these stocks sold-	Over the period, RIMCo’s cash equitization strategy had a neutral
off after China clamped down with its anti-graft campaign.	effect on the Fund’s performance.
Oaktree’s overweights to Samsung and Hyundai also contributed
negatively to benchmark-relative performance. Offsetting losses,	Describe any changes to the Fund’s structure or the money
Oaktree’s successful stock selection in Taiwan, driven by Taiwan	manager line-up.
Semiconductor, contributed to benchmark-relative gains.	In March 2014, RIMCo terminated Victoria 1522 Investments,
UBS Global Asset Management (Americas) Inc. (“UBS”)	L.P. as a money manager for the Fund and hired Oaktree Capital
outperformed the Fund’s benchmark for the fiscal year. This	Management, L.P. as a money manager for the Fund. RIMCo
was driven by positive stock selection in South Korea and	believed that Oaktree was a good structural fit for the Fund as
Taiwan. In particular, UBS’ overweight positions in SK Hynix	exhibited by its opportunistic approach.
and Amorepacific Corp drove benchmark-relative gains. In	Money Managers as of October 31,
addition, UBS was overweight Largan Precision Co. in Taiwan,	2014	Styles
which underpinned outperformance. Offsetting gains, UBS’
	AllianceBernstein L.P.	Value
unsuccessful stock selection in China, driven by overweights to	Delaware Management Company	Value
Youku Tudou, China Cinda Asset Management and Qihoo 360,	Genesis Asset Managers, LLP	Market-Oriented
led to benchmark-relative losses.	Harding Loevner LP	Market-Oriented
	Numeric Investors LLC	Value
Westwood Management Corp (“Westwood”) outperformed the	Oaktree Capital Management, L.P.	Market-Oriented
Russell Emerging Markets SMID Extended Net Index for the	Westwood Management Corp.	Market-Oriented
fiscal year. This was driven by positive stock selection in and	UBS Global Asset Management (Americas)
an overweight to India. In particular, Westwood’s overweights in	Inc.	Growth
Bharat Forge and Titan Company and its off-benchmark weight	The views expressed in this report reflect those of the portfolio
in Bharat Heavy Electricals fueled outperformance. In addition,	managers only through the end of the period covered by
successful stock selection in Taiwan, driven by an overweight	the report. These views do not necessarily represent the
to Largan Precision, contributed to benchmark-relative gains.	views of RIMCo, or any other person in RIMCo or any other
Offsetting gains were Westwood’s overweight to and unsuccessful	affiliated organization. These views are subject to change
stock selection in Turkey. Poor stock selection in South Africa	at any time based upon market conditions or other events,
also contributed to benchmark-relative losses.	and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
Victoria 1522 Investments, L.P. (“Victoria”) was terminated from	investment advice and, because investment decisions for
the Fund in March 2014 and outperformed the Fund’s benchmark	a Russell Investment Company (“RIC”) Fund are based on
for the portion of the period in which it was a money manager in	numerous factors, should not be relied on as an indication
the Fund. This was driven by an overweight position in Emaar	of investment decisions of any RIC Fund.
Properties, which had significant gains. In addition, Victoria held

270 Russell Emerging Markets Fund

Russell Investment Company
Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	The Russell Emerging Markets® Index is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
***	The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Emerging Markets Linked Benchmark represents the returns of the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Emerging Markets Index (net of tax on dividends from foreign holdings) thereafter.
‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Emerging Markets Fund 271

Russell Investment Company Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,033.50	$1,016.33
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$9.02	$8.94

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.76%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,029.20	$1,012.55
	Expenses Paid During Period*	$12.84	$12.73
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.51%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,033.40	$1,016.33
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$9.02	$8.94
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.76%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

272 Russell Emerging Markets Fund

Russell Investment Company Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,034.40	$1,017.59
Expenses Paid During Period*	$7.74	$7.68

* Expenses are equal to the Fund's annualized expense ratio of 1.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,035.50	$1,018.60
Expenses Paid During Period*	$6.72	$6.67

* Expenses are equal to the Fund's annualized expense ratio of 1.31%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Emerging Markets Fund 273

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Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 91.2%			Gol Linhas Aereas Inteligentes SA
Argentina - 0.1%			- ADR(Æ)	552,000	2,854
Banco Macro SA - ADR(Ñ)	20,270	856	Grendene SA	375,410	2,650
YPF SA - ADR	51,600	1,815	Grupo BTG Pactual Class Miscellaneous	180,987	2,290
		2,671	HRT Participacoes em Petroleo SA(Æ)	27,300	107
			Hypermarcas SA(Æ)	859,100	6,001
Austria - 0.1%			Itau Unibanco Holding SA - ADR	1,766,284	26,070
Vienna Insurance Group AG	33,998	1,634	JBS SA	2,161,500	9,639
Bermuda - 1.7%			Light SA	354,400	2,911
Asian Citrus Holdings, Ltd.	1,010,000	181	Linx S.A.(Æ)	39,600	823
Brilliance China Automotive Holdings,			Lojas Renner SA	91,215	2,731
Ltd.	776,000	1,341	MRV Engenharia e Participacoes SA	118,000	391
China Foods, Ltd.(Æ)	901,732	337	Odontoprev SA	65,228	236
China Resources Gas Group, Ltd.	806,594	2,304	Petroleo Brasileiro SA - ADR(Æ)(Ñ)	3,119,509	37,075
Credicorp, Ltd.	96,500	15,536	Porto Seguro SA	237,289	2,844
Haier Electronics Group Co., Ltd.	1,866,000	5,041	Rossi Residencial SA(Æ)	1,779,677	704
Hopson Development Holdings, Ltd.(Æ)	490,000	435	Sao Martinho SA	54,100	851
Huabao International Holdings, Ltd.	6,105,000	4,361	Smiles SA(Æ)	93,700	1,618
Kosmos Energy, Ltd.(Æ)	111,462	1,040	Telefonica Brasil SA - ADR(Ñ)	105,870	2,164
Nine Dragons Paper Holdings, Ltd.	6,489,000	5,029	Tim Participacoes SA - ADR	372,800	10,259
Skyworth Digital Holdings, Ltd.	8,428,000	4,619	Tractebel Energia SA	126,501	1,723
SmarTone Telecommunications Holdings,			Ultrapar Participacoes SA	55,192	1,204
Ltd.	2,224,726	2,860	Ultrapar Participacoes SA - ADR	7,100	154
VTech Holdings, Ltd.	245,798	3,078	Vale SA Class B - ADR(Ñ)	1,697,997	15,658
Yue Yuen Industrial Holdings, Ltd.	1,248,000	4,184			279,867

		50,346	Canada - 0.3%
Brazil - 9.4%			First Quantum Minerals, Ltd.(Æ)	503,380	7,593
ALL - America Latina Logistica SA	1,375,023	3,768	Torex Gold Resources, Inc.(Æ)	471,855	502
AMBEV SA - ADR	718,600	4,800			8,095
B2W Cia Digital(Æ)	970,376	12,641
Banco Bradesco SA - ADR	900,990	13,497	Cayman Islands - 6.5%
Banco Bradesco SA(Æ)	238,200	3,507	51job, Inc. - ADR(Æ)(Ñ)	152,588	4,684
Banco do Brasil SA	1,489,200	16,666	AAC Technologies Holdings, Inc.	326,404	1,955
Banco Santander Brasil SA - ADR(Æ)(Ñ)	854,681	4,684	Alibaba Group Holding, Ltd. - ADR(Æ)	59,200	5,837
Banco Santander SA(Æ)	838,584	2,572	ANTA Sports Products, Ltd.	1,363,000	2,671
BB Seguridade Participacoes SA	910,600	12,149	Asia Cement China Holdings Corp.(Ñ)	349,000	198
BM&FBovespa SA	769,100	3,383	ASM Pacific Technology, Ltd.	1,222,266	13,444
BR Malls Participacoes SA	337,512	2,711	Baidu, Inc. - ADR(Æ)	98,600	23,543
			Belle International Holdings, Ltd. Class
Braskem SA - ADR(Ñ)	227,338	3,335	H	4,345,000	5,530
BRF SA - ADR(Æ)(Ñ)	609,832	15,886	Casetek Holdings, Ltd.	939,000	5,773
BRF SA(Æ)	216,600	5,637	Chaowei Power Holdings, Ltd.(Ñ)	460,000	258
CCR SA	155,592	1,159	China Forestry Holdings Co., Ltd.(Æ)	871,100	—
Centrais Eletricas Brasileiras SA(Æ)	406,200	1,020	China Great Star International, Ltd.(Æ)	724,706	1,580
Cia Brasileira de Distribuicao - ADR(Ñ)	253,008	10,576	China Hongqiao Group, Ltd.	1,852,000	1,426
Cia de Saneamento Basico do Estado de			China Lumena New Materials Corp.(Æ)
Sao Paulo(Æ)	334,440	2,617	(Ñ)	3,024,000	487
Cia de Saneamento de Minas			China Mengniu Dairy Co., Ltd.	1,402,000	6,192
Gerais-COPASA(Æ)	278,200	3,168
Cia Energetica de Minas Gerais			China Metal Recycling Holdings, Ltd.
- ADR(Ñ)	577,681	3,339	(Æ)	335,400	408
Cia Paranaense de Energia - ADR(Ñ)	202,102	2,850	China Resources Cement Holdings, Ltd.	2,478,000	1,684
Cielo SA	616,000	10,115	CIFI Holdings Group Co., Ltd.	9,574,000	1,778
Even Construtora e Incorporadora SA	990,000	2,142	CKH Food & Health, Ltd.(Æ)	247,965	845
Fibria Celulose SA - ADR(Æ)(Ñ)	409,600	5,009	Country Garden Holdings Co., Ltd.	5,846,400	2,299
Gafisa SA	1,117,500	1,218	Ctrip.com International, Ltd. - ADR(Æ)	67,800	3,953
Gerdau SA - ADR	85,304	386	ENN Energy Holdings, Ltd.	408,500	2,649
Gerdau SA	20,287	75	Eurasia Drilling Co., Ltd. - GDR	59,265	1,482
			Evergrande Real Estate Group, Ltd.(Ñ)	6,736,000	2,588
			GCL-Poly Energy Holdings, Ltd.(Æ)	14,457,000	4,884

See accompanying notes which are an integral part of the financial statements.
274 Russell Emerging Markets Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Geely Automobile Holdings, Ltd.	3,785,000	1,694	Beijing Yanjing Brewery Co., Ltd. Class
Golden Eagle Retail Group, Ltd.(Ñ)	1,399,070	1,714	A	641,196	723
JA Solar Holdings Co., Ltd. - ADR(Æ)			China Cinda Asset Management Co.,
(Ñ)	345,261	2,890	Ltd. Class H(Æ)	13,894,400	6,575
JD.com, Inc. - ADR(Æ)(Ñ)	196,503	4,694	China CITIC Bank Corp., Ltd. Class H	12,541,000	8,166
JinkoSolar Holding Co., Ltd. - ADR(Æ)			China Construction Bank Corp. Class H	38,864,120	28,966
(Ñ)	12,900	318	China Merchants Bank Co., Ltd. Class H	3,690,467	6,833
Ju Teng International Holdings, Ltd.	3,593,000	2,001	China Modern Dairy Holdings(Æ)(Ñ)	6,159,000	2,716
Jumei International Holding, Ltd. -			China National Building Material Co.,
ADR(Æ)(Ñ)	84,700	2,280	Ltd. Class H	2,296,693	2,129
Kaisa Group Holdings, Ltd.(Ñ)	7,663,000	2,846	China Pacific Insurance Group Co., Ltd.
KWG Property Holding, Ltd.	12,526,900	8,690	Class H	2,092,000	7,823
Li Ning Co., Ltd.(Æ)(Ñ)	1,458,405	773	China Petroleum & Chemical Corp.
Longfor Properties Co., Ltd.	1,144,552	1,327	Class H	13,992,750	12,125
Mindray Medical International, Ltd.			China Railway Construction Corp., Ltd.
- ADR(Ñ)	44,632	1,301	Class H	2,880,000	3,023
Mongolian Mining Corp.(Æ)(Ñ)	2,338,052	208	China Shenhua Energy Co., Ltd. Class H	1,565,000	4,409
NetEase, Inc. - ADR	39,813	3,771	China Shipping Container Lines Co.,
Parkson Retail Group, Ltd.	328,308	96	Ltd. Class H(Æ)	18,238,000	5,197
Perfect World Co., Ltd. - ADR	24,900	517	China South Locomotive and Rolling
Qihoo 360 Technology Co., Ltd. -			Stock Corp.	3,662,175	3,726
ADR(Æ)(Ñ)	88,300	6,444	China Telecom Corp., Ltd. Class H	3,404,000	2,168
Real Gold Mining, Ltd.(Æ)	463,232	—	China Vanke Co., Ltd.(Æ)	1,733,400	3,232
Sands China, Ltd.	873,387	5,440	Chongqing Rural Commercial Bank Co.,
Shimao Property Holdings, Ltd.	3,886,000	8,358	Ltd. Class H	4,237,000	2,038
Silicon Motion Technology Corp. - ADR	102,514	2,431	Cosmo Lady Holdings Co. Ltd.(Æ)	2,918,673	1,758
SINA Corp.(Æ)	55,900	2,290	Datang International Power Generation
SouFun Holdings, Ltd. - ADR(Ñ)	100,200	977	Co., Ltd. Class H	348,000	183
Sunac China Holdings, Ltd.	4,255,000	3,682	Dongfeng Motor Group Co., Ltd. Class H	850,000	1,313
TCL Communication Technology			Great Wall Motor Co., Ltd. Class H	810,000	3,551
Holdings, Ltd.(Ñ)	1,264,000	1,242	Gree Electric Appliances, Inc.(Æ)	276,100	1,283
Tingyi Cayman Islands Holding Corp.	2,176,000	5,410	Huadian Fuxin Energy Corp.(Æ)	4,550,000	2,617
Trina Solar, Ltd. - ADR(Æ)(Ñ)	584,000	6,167	Huadian Power International Corp., Ltd.
Uni-President China Holdings, Ltd.	5,285,200	4,886	Class H	7,870,000	6,008
Want Want China Holdings, Ltd.	2,718,000	3,708	Huaneng Power International, Inc. Class
WH Group, Ltd.(Æ)(Þ)	4,356,000	2,848	H	1,214,000	1,490
WuXi PharmaTech Cayman, Inc.			Industrial & Commercial Bank of China,
- ADR(Æ)	91,266	3,441	Ltd. Class H	31,360,000	20,744
Xingda International Holdings, Ltd.	1,050,000	363	Jiangnan Group Ltd.(Æ)(Ñ)	7,342,000	1,467
Xinyi Glass Holdings, Ltd.	7,128,605	4,210	Jiangsu Yanghe Brewery Joint-Stock Co.,
Yuzhou Properties Co., Ltd.	2,041,000	474	Ltd. Class A	105,046	1,038
		193,639	Kweichow Moutai Co., Ltd.(Æ)	44,684	1,145
			Metallurgical Corp. of China(Æ)	8,857,000	2,433
Chile - 0.2%			PetroChina Co., Ltd. - ADR(Ñ)	34,300	4,305
Cia Cervecerias Unidas SA - ADR	180,181	1,897	Ping An Insurance Group Co. of China,
Embotelladora Andina SA - ADR(Ñ)	42,553	779	Ltd. Class H	546,000	4,460
Entel Chile SA	223,059	2,412	Qinhuangdao Port Co. Ltd.(Æ)	771,500	386
Sociedad Quimica y Minera de Chile			Shanghai Mechanical and Electrical
SA - ADR	87,600	2,079	Industry Co., Ltd. Class B	219,034	451
		7,167	Shanghai Pharmaceuticals Holding Co.,
			Ltd. Class H	2,321,000	5,812
China - 7.0%			Shenzhen Expressway Co., Ltd. Class H	530,000	339
Agricultural Bank of China, Ltd. Class H	6,089,000	2,827	Tsingtao Brewery Co., Ltd. Class H	1,214,000	8,970
Anhui Conch Cement Co., Ltd. Class			Weiqiao Textile Co. Class H	500,500	250
H(Ñ)	1,643,057	5,381	Wumart Stores, Inc. Class H	2,031,327	1,758
Anhui Conch Cement Co., Ltd. Class A	641,346	1,808	Zhejiang Expressway Co., Ltd. Class H	1,084,000	1,093
Bank of China, Ltd. Class H	43,006,000	20,574	ZTE Corp. Class H	1,800,600	4,365
Bank of Communications Co., Ltd. Class					208,131
H	220,000	165
Beijing Capital Land, Ltd. Class H	892,000	308

			See accompanying notes which are an integral part of the financial statements.
				Russell Emerging Markets Fund 275

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Colombia - 0.3%			Bank of Baroda	334,876	5,070
Almacenes Exito SA	165,705	2,337	Bharti Airtel, Ltd.	2,126,593	13,816
Bancolombia SA	114,038	1,563	Dabur India, Ltd. Class A	1,655,221	6,106
Bancolombia SA - ADR(Ñ)	107,533	6,083	GHCL, Ltd.(Æ)	211,436	294
		9,983	Gujarat State Fertilisers & Chemicals,
			Ltd.	418,054	826
Cyprus - 0.0%			HCL Technologies, Ltd.	97,500	2,554
Global Ports Investments PLC - GDR	37,002	230	HDFC Bank, Ltd. - ADR	21,500	1,127
Global Ports Investments PLC - GDR(Þ)	32,776	203	Hero MotoCorp, Ltd.	53,676	2,679
Qiwi PLC - ADR	9,758	309	Housing Development & Infrastructure,
		742	Ltd.(Æ)	1,801,269	2,442

Czech Republic - 0.4%			Housing Development Finance Corp.	187,500	3,377
Komercni Banka AS	56,109	12,019	ICICI Bank, Ltd. - ADR	324,233	18,274
			ICICI Bank, Ltd.	128,310	3,399
Egypt - 0.1%			Indiabulls Housing Finance Ltd(Æ)	382,451	2,606
Commercial International Bank Egypt			Infosys, Ltd. - ADR(Ñ)	79,639	5,325
SAE	384,151	2,594	Infosys, Ltd.	30,398	2,006
			ITC, Ltd.	1,407,384	8,142
Greece - 0.1%			JK Tyre & Industries, Ltd.	340,843	2,726
Hellenic Telecommunications			Kotak Mahindra Bank, Ltd.	314,295	5,724
Organization SA(Æ)	59,950	677	LIC Housing Finance, Ltd.	123,698	729
Public Power Corp. SA(Æ)	111,354	846	Lupin, Ltd.	218,784	4,878
		1,523	Mahindra & Mahindra, Ltd.	126,242	2,686
			Maruti Suzuki India, Ltd.	158,340	8,606
Hong Kong - 4.5%			NTPC, Ltd.	1,795,620	4,390
AIA Group, Ltd.	2,336,830	13,032	Oriental Bank of Commerce	219,854	1,022
BYD Electronic International Co., Ltd.	7,897,500	9,400	Petronet LNG, Ltd.	1,462,681	4,751
China Fiber Optic Network System			Power Finance Corp., Ltd.	540,370	2,485
Group, Ltd.(Æ)(Ñ)	6,738,000	2,042	Punjab National Bank	193,513	2,934
China Merchants Holdings International			Reliance Industries, Ltd.	999,894	16,294
Co., Ltd.	1,154,486	3,647	Reliance Industries, Ltd. - GDR(Þ)	459,343	14,883
China Mobile, Ltd.	1,180,232	14,686	Rural Electrification Corp., Ltd.	247,103	1,215
China Mobile, Ltd. - ADR	258,365	16,042	Shriram Transport Finance Co., Ltd.	4,343	67
China Overseas Land & Investment, Ltd.	4,496,667	13,046	State Bank of India	48,100	2,117
China Power International Development,			Sun Pharmaceutical Industries, Ltd.	1,140,628	15,705
Ltd.(Ñ)	1,873,000	845	Tata Chemicals, Ltd.	316,601	2,098
China Resources Enterprise, Ltd.	1,654,480	3,934	Tata Consultancy Services, Ltd.	221,180	9,394
China Resources Power Holdings Co.,			Tata Global Beverages, Ltd.	610,733	1,592
Ltd.	754,000	2,193	Tata Motors, Ltd. Class A	1,719,916	9,392
China Unicom Hong Kong, Ltd.	4,644,000	6,982	Tata Motors, Ltd.	569,020	4,966
China Unicom Hong Kong, Ltd.			Tata Motors, Ltd. - ADR(Ñ)	446,100	21,011
- ADR(Ñ)	31,195	467	Tata Sponge Iron, Ltd.(Æ)	55,615	648
CNOOC, Ltd. - ADR(Ñ)	51,066	7,985	Tata Steel, Ltd.	523,760	4,180
Galaxy Entertainment Group, Ltd.	1,270,000	8,671	Ultratech Cement, Ltd.	57,470	2,385
Lenovo Group, Ltd.	7,476,000	11,009	Union Bank of India	726,680	2,670
PAX Global Technology, Ltd.(Æ)	3,001,000	3,220	United Phosphorus, Ltd.	1,025,621	5,822
TCC International Holdings, Ltd.(Æ)	1,262,000	508	Zee Entertainment Enterprises, Ltd.	641,343	3,596
Tencent Holdings, Ltd.(Æ)	1,017,900	16,223			258,320
		133,932

Hungary - 0.5%			Indonesia - 2.1%
			Alam Sutera Realty Tbk PT	12,210,600	469
OTP Bank PLC	353,712	5,848	Astra International Tbk PT	7,295,600	4,090
Richter Gedeon Nyrt	638,776	9,751	Bank Mandiri Persero Tbk PT	3,972,500	3,402
		15,599	Bank Negara Indonesia Persero Tbk PT	3,066,700	1,510
India - 8.7%			Bank Rakyat Indonesia Persero Tbk PT	15,455,200	14,164
Allahabad Bank	913,942	1,709	Bank Tabungan Pensiunan Nasional Tbk
Ambuja Cements, Ltd.	1,878,347	6,964	PT(Æ)	492,300	172
Apollo Tyres, Ltd.	275,055	982	Ciputra Development Tbk PT	7,255,800	687
Axis Bank, Ltd.(Æ)	1,628,770	11,656	Energi Mega Persada Tbk PT(Æ)	50,144,000	469
			Indocement Tunggal Prakarsa Tbk PT	1,465,871	2,911
See accompanying notes which are an integral part of the financial statements.
276 Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Indofood CBP Sukses Makmur Tbk PT	6,367,400	5,822	Westports Holdings BHD	975,846	890
Lippo Cikarang Tbk PT(Æ)	543,800	382			31,243
Lippo Karawaci Tbk PT	18,264,500	1,617
Malindo Feedmill Tbk PT	9,564,588	2,473	Mexico - 4.2%
Media Nusantara Citra Tbk PT	12,726,225	2,949	Alfa SAB de CV Class A	874,000	2,785
Perusahaan Perkebunan London Sumatra			America Movil SAB de CV Class L
Indonesia Tbk PT	2,510,100	404	- ADR	674,885	16,474
Ramayana Lestari Sentosa Tbk PT	5,036,892	338	Cemex SAB de CV - ADR(Æ)(Ñ)	1,761,961	21,672
Semen Indonesia Persero Tbk PT	4,725,425	6,207	Corp. Moctezuma SAB de CV(Å)	284,063	930
Surya Semesta Internusa Tbk PT	6,497,000	409	Credito Real SAB de CV	79,568	204
Tambang Batubara Bukit Asam Persero			Empresas ICA SAB de CV(Æ)	393,400	700
Tbk PT	1,702,000	1,824	Empresas ICA SAB de CV - ADR(Æ)(Ñ)	205,700	1,467
Telekomunikasi Indonesia Persero Tbk			Fomento Economico Mexicano SAB de
PT	30,298,800	6,895	CV - ADR	111,300	10,711
United Tractors Tbk PT	2,575,610	3,916	Genomma Lab Internacional SAB de CV
Wijaya Karya Persero Tbk PT	5,944,800	1,407	Class B(Æ)	986,519	2,490
		62,517	Gruma SAB de CV Class B(Æ)	424,450	4,674
			Grupo Aeroportuario del Sureste SAB de
Ireland - 0.1%			CV - ADR	32,800	4,417
Dragon Oil PLC	311,002	2,674	Grupo Financiero Banorte SAB de CV
			Class O	2,854,097	18,310
Israel - 0.4%			Grupo Financiero Inbursa SAB de CV
Israel Chemicals, Ltd.	293,420	1,971	Class O	627,254	1,884
Teva Pharmaceutical Industries, Ltd.			Grupo Mexico SAB de CV	2,022,300	6,949
- ADR	175,000	9,882	Grupo Televisa SAB - ADR	658,100	23,784
		11,853	Kimberly-Clark de Mexico SAB de CV
			Class A	935,999	2,167
Jersey - 0.1%			Megacable Holdings SAB de CV	408,803	1,873
Randgold Resources, Ltd.	42,524	2,502	Wal-Mart de Mexico SAB de CV	1,125,173	2,601
West China Cement, Ltd.	11,229,485	1,115			124,092
		3,617

Kazakhstan - 0.1%			Morocco - 0.0%
KazMunaiGas Exploration Production			Attijariwafa Bank(Æ)	8,155	319
JSC - GDR	162,310	2,589	Netherlands - 0.6%
			Nostrum Oil & Gas PLC(Æ)	167,698	1,811
Luxembourg - 0.4%			OCI NV(Æ)(Ñ)	93,217	3,246
Kernel Holding SA(Æ)	350,785	2,759	X5 Retail Group NV - GDR(Æ)	293,140	5,350
MHP SA - GDR	120,144	1,273	Yandex NV Class A(Æ)	297,400	8,511
O'Key Group SA - GDR	15,666	94			18,918
Tenaris SA - ADR	112,400	4,456
Ternium SA - ADR	153,338	3,375	Nigeria - 0.6%
		11,957	Dangote Cement PLC	1,485,778	1,928
			FBN Holdings PLC	3,269,421	229
Malaysia - 1.0%			FCMB Group PLC	15,631,592	367
7-Eleven Malaysia Holdings, Bhd(Æ)	911,500	463	Guaranty Trust Bank PLC	27,279,172	4,117
Axiata Group BHD	3,699,500	7,929	Guaranty Trust Bank PLC - GDR(Å)	129,606	998
Berjaya Auto BHD	83,300	89	Guaranty Trust Bank PLC - GDR(Þ)	116,338	896
British American Tobacco Malaysia BHD	142,912	3,020	Nigerian Breweries PLC	2,443,066	2,389
CIMB Group Holdings BHD	1,721,068	3,396	United Bank for Africa PLC Class A	23,482,152	673
IJM Corp. BHD	1,594,300	3,354	Zenith Bank PLC	40,615,824	5,198
Inari Amertron BHD	655,000	597			16,795
KNM Group BHD(Æ)	4,396,600	1,076
KSL Holdings BHD(Æ)	160,700	221	Pakistan - 0.1%
Lafarge Malayan Cement BHD(Æ)	211,941	675	United Bank, Ltd.	2,019,200	3,862
Malayan Banking BHD	419,700	1,238
Petronas Dagangan BHD	324,167	2,010	Panama - 0.2%
Press Metal Berhad(Æ)	496,200	996	Copa Holdings SA Class A	40,363	4,719
Puncak Niaga Holdings BHD(Æ)	484,400	487
SapuraKencana Petroleum BHD	2,244,500	2,327	Philippines - 0.7%
UEM Sunrise BHD	4,329,500	2,475	Alliance Global Group, Inc.	2,586,900	1,458

			See accompanying notes which are an integral part of the financial statements.
				Russell Emerging Markets Fund 277

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Ayala Land, Inc.	3,904,446	2,915	Massmart Holdings, Ltd.	144,432	1,560
Metropolitan Bank & Trust Co. - ADR	1,393,128	2,561	MMI Holdings, Ltd.	172,557	441
Nickel Asia Corp.(Æ)	2,056,900	1,907	Mr Price Group, Ltd.	79,420	1,643
Philippine Long Distance Telephone Co.	39,540	2,753	MTN Group, Ltd.	92,624	2,049
SM Investments Corp.	158,598	2,769	Naspers, Ltd. Class N	173,708	21,618
Universal Robina Corp.	1,592,060	6,599	Nedbank Group, Ltd.	123,082	2,681
		20,962	Pick n Pay Holdings, Ltd.	38,790	81
			Pick n Pay Stores, Ltd.	216,411	1,046
Poland - 0.4%			Remgro, Ltd.	154,084	3,534
Alior Bank SA(Æ)	46,674	1,036	Reunert, Ltd.	234,809	1,239
Bank Pekao SA	89,344	4,670	RMB Holdings, Ltd.	57,936	322
Energa SA	243,321	1,808	Sanlam, Ltd.	154,499	976
KGHM Polska Miedz SA	25,210	972	Sappi, Ltd. - ADR(Æ)	1,583,146	6,254
PGE SA	465,483	3,053	Sasol, Ltd. - ADR	244,550	12,234
Polski Koncern Naftowy Orlen S.A.	113,769	1,416	Sibanye Gold, Ltd.	666,640	1,269
Tauron Polska Energia SA	182,658	285	Standard Bank Group, Ltd.	846,295	10,646
		13,240	Steinhoff International Holdings, Ltd.	272,787	1,395

Qatar - 0.1%			Super Group, Ltd.(Æ)	15,474	44
Industries Qatar QSC	86,376	4,469	Telkom SA SOC, Ltd.(Æ)	714,141	3,792
			Vodacom Group, Ltd. - ADR	306,257	3,716
Russia - 4.5%			Woolworths Holdings, Ltd.	962,516	6,841
Alrosa AO	2,254,653	2,012			145,586
Federal Grid Co. Unified Energy System
JSC(Æ)	583,180,000	726	South Korea - 11.8%
Gazprom OAO - ADR	2,536,947	16,739	Amorepacific Corp.	3,425	7,371
Gazprom OAO - ADR(Æ)	2,149,044	14,244	Amorepacific Group	3,487	3,860
LSR Group - GDR	198,762	580	Asia Paper Manufacturing Co., Ltd.	5,070	140
LSR Group	6,272	88	BGF retail Co., Ltd.(Æ)	3,951	251
Lukoil OAO - ADR(Æ)	548,711	26,914	BS Financial Group, Inc.	169,939	2,647
Lukoil OAO - ADR	238,937	11,732	Byucksan Corp.(Æ)	29,266	174
Magnit PJSC - GDR	144,071	9,653	CJ Korea Express Co., Ltd.(Æ)(Ñ)	19,618	3,543
MMC Norilsk Nickel OJSC - ADR	444,900	8,280	Cosmax, Inc.(Æ)	23,254	2,350
Mobile Telesystems OJSC - ADR	486,000	6,950	Coway Co., Ltd.	41,204	3,146
Moscow Exchange MICEX-RTS OAO	1,784,005	2,409	Daeduck GDS Co., Ltd.	11,164	111
NovaTek OAO - GDR	64,261	6,902	Daishin Media, Inc.(Æ)	40,388	387
Novolipetsk Steel OJSC - GDR	188,326	2,411	DGB Financial Group, Inc.	400,040	5,708
PhosAgro OAO(Æ)	542,915	5,809	DK UIL Co., Ltd.	14,028	153
Raspadskaya OAO(Æ)	297,534	120	E-Mart Co., Ltd.	5,981	1,108
Rosneft OAO - GDR(Æ)	509,444	2,838	Halla Holdings Corp.(Æ)	35,927	2,383
Sberbank of Russia	4,167,368	7,359	Halla Visteon Climate Control Corp.	84,803	3,789
Sberbank of Russia - ADR	643,448	4,884	Hanil Cement Co., Ltd.(Æ)	1,397	180
Surgutneftegas OAO - ADR	327,366	2,154	Hankook Tire Co., Ltd.	239,976	12,350
Tatneft OAO - ADR	7,300	260	Harim Holdings Co., Ltd.(Æ)	69,743	309
		133,064	Hyosung Corp.	60,400	3,589
			Hyundai Development Co.-Engineering
Singapore - 0.2%			& Construction	82,866	3,129
Luye Pharma Group, Ltd.(Æ)	3,502,230	5,058	Hyundai Mobis Co., Ltd.	1,016	238
			Hyundai Motor Co.	75,643	12,032
South Africa - 4.9%			Hyundai Wia Corp.	16,731	2,888
African Bank Investments, Ltd.	887,049	—	Industrial Bank of Korea	185,473	2,716
Anglo American Platinum, Ltd.(Æ)	22,395	706	Jahwa Electronics Co., Ltd.	28,958	303
AngloGold Ashanti, Ltd. - ADR(Æ)	404,500	3,345	JB Financial Group Co., Ltd.	186,960	1,148
Aspen Pharmacare Holdings, Ltd.(Æ)	465,296	16,597	KB Financial Group, Inc.	307,819	12,097
AVI, Ltd.	705,134	4,597	KB Financial Group, Inc. - ADR	156,600	6,060
Bidvest Group, Ltd.(Æ)	474,986	13,064	KCC Corp.	13,919	7,710
Capitec Bank Holdings, Ltd.	27,326	721	Kia Motors Corp.	88,870	4,332
Discovery Holdings, Ltd.	1,474,773	13,415	Korea Electric Power Corp. - ADR(Ñ)	168,700	3,688
FirstRand, Ltd.	1,559,632	6,674	Korea Kolmar Co., Ltd.	73,106	3,557
Investec, Ltd.	192,577	1,758	KT Corp. - ADR	238,300	3,653
Life Healthcare Group Holdings, Ltd.	351,265	1,328
See accompanying notes which are an integral part of the financial statements.
278 Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
KT&G Corp.	16,876	1,500	Elitegroup Computer Systems Co., Ltd.
Ktis Corp.	30,820	104	(Æ)	441,535	372
LG Chem, Ltd.	17,436	3,263	Epistar Corp.	2,388,000	4,310
LG Display Co., Ltd. - ADR(Ñ)	338,400	5,083	Fubon Financial Holding Co., Ltd.	2,007,000	3,392
LG Display Co., Ltd.(Æ)	90,080	2,642	Giant Manufacturing Co., Ltd.	407,911	3,299
LG Electronics, Inc. Class H	89,298	5,456	Global Mixed Mode Technology, Inc.	975,563	2,614
LG International Corp.	70,462	1,427	HannStar Display Corp.	534,000	134
Lotte Chilsung Beverage Co., Ltd.	3,510	5,573	Hiwin Technologies Corp.	370,575	2,924
Lotte Confectionery Co., Ltd.	2,343	4,214	Hon Hai Precision Industry Co., Ltd.	5,804,545	18,320
Meritz Securities Co., Ltd.(Æ)	358,458	1,457	Huaku Development Co., Ltd.(Æ)	437,000	718
NAVER Corp.	6,756	4,766	Innolux Corp.	10,076,970	4,588
POSCO - ADR	23,500	1,682	Inotera Memories, Inc.(Æ)	3,256,000	5,004
Samsung Electronics Co., Ltd.	59,730	69,526	Inventec Corp.	6,049,000	4,196
Samsung Electronics Co., Ltd. - GDR	20,794	11,957	King Yuan Electronics Co., Ltd.	3,623,000	2,859
Samsung Electronics Co., Ltd. - GDR	12,602	6,357	King's Town Bank Co., Ltd.	945,000	1,031
Samsung Engineering Co., Ltd.(Æ)	41,643	2,400	Kinsus Interconnect Technology Corp.	1,742,000	6,529
Samsung Fire & Marine Insurance Co.,			Largan Precision Co., Ltd.	185,505	13,021
Ltd.	55,406	14,905	Lite-On Technology Corp.	4,758,002	6,664
Samsung Life Insurance Co., Ltd.	47,981	5,230	Longwell Co.	372,000	330
Samsung Techwin Co., Ltd.	69,316	2,127	MediaTek, Inc.	1,709,022	24,329
SeAH Besteel Corp.(Æ)	4,229	126	Mega Financial Holding Co., Ltd.	7,041,618	8,224
Shinhan Financial Group Co., Ltd.	434,243	20,438	Micro-Star International Co., Ltd.	1,505,000	1,838
Shinsegae Co., Ltd.	12,484	2,319	Novatek Microelectronics Corp.	727,000	3,753
SK Holdings Co., Ltd.	19,381	3,028	Pegatron Corp.	1,534,000	2,784
SK Hynix, Inc.(Æ)	696,530	30,925	Powertech Technology, Inc.(Æ)	121,000	203
SK Telecom Co., Ltd. - ADR(Ñ)	506,400	14,073	President Chain Store Corp.	320,000	2,399
SK Telecom Co., Ltd.	19,820	4,952	Richtek Technology Corp.	100,706	485
Sungshin Cement Co., Ltd.(Æ)	55,930	430	Shin Kong Financial Holding Co., Ltd.	351,735	107
Sungwoo Hitech Co., Ltd.	177,385	2,556	Sitronix Technology Corp.	54,000	130
Tovis Co., Ltd.(Æ)	142,274	2,376	Taishin Financial Holding Co., Ltd.	3,628,000	1,729
Woori Finance Holdings Co., Ltd.(Æ)	347,351	3,868	Taiwan Semiconductor Manufacturing
Zeus Co., Ltd.(Æ)	25,265	491	Co., Ltd.	7,875,133	33,788
		352,351	Taiwan Semiconductor Manufacturing
			Co., Ltd. - ADR	1,933,500	42,576
Spain - 0.1%			Tripod Technology Corp.	1,600,498	2,989
Banco Santander SA - ADR	152,400	3,229	TSRC Corp.	1,909,052	2,146
			Unimicron Technology Corp.	2,536,000	1,947
Switzerland - 0.3%			United Microelectronics Corp.(Æ)	5,220,000	2,300
Coca-Cola HBC AG - ADR(Æ)	264,804	5,757	Winbond Electronics Corp.(Æ)	1,993,000	638
Dufry AG(Æ)	32,822	4,724
		10,481	Wistron Corp.	2,594,000	2,720
			Yageo Corp.	1,546,416	2,395
Taiwan - 9.2%			Yuanta Financial Holding Co., Ltd.	8,657,150	4,355
Acer, Inc.(Æ)	714,000	489			274,190
Advanced Semiconductor Engineering,
Inc.	6,797,459	8,123	Thailand - 3.0%
Advanced Semiconductor Engineering,			Airports of Thailand PCL	1,136,046	8,441
Inc. - ADR(Ñ)	983,653	6,069	Bangkok Bank PCL	1,734,400	10,669
Advantech Co., Ltd.	637,115	4,420	BEC World PCL	1,802,356	2,670
Ardentec Corp.	797,595	627	Big C Supercenter PCL	376,700	2,695
Asustek Computer, Inc.	730,000	7,440	Central Pattana PCL	3,419,523	5,066
AU Optronics Corp.(Æ)	4,403,000	2,084	Charoen Pokphand Foods PCL	2,755,400	2,644
Catcher Technology Co., Ltd.	1,140,000	9,595	Delta Electronics Thailand PCL	585,200	1,159
Cathay Financial Holding Co., Ltd.	751,000	1,234	GFPT PCL	2,018,400	1,196
China Development Financial Holding			Hana Microelectronics PCL	559,800	748
Corp.	4,625,000	1,484	Jasmine International PCL	14,258,388	3,261
Compal Electronics, Inc.	683,000	504	Kasikornbank PCL	854,739	6,193
Coretronic Corp.(Æ)	274,750	412	Kasikornbank PCL Class R	133,500	967
CviLux Corp.(Æ)	464,000	731	KCE Electronics PCL	1,349,800	1,658
Delta Electronics, Inc.	1,476,970	8,838	Krung Thai Bank PCL	3,612,200	2,584
			Pruksa Real Estate PCL	6,454,978	6,639
			See accompanying notes which are an integral part of the financial statements.
				Russell Emerging Markets Fund 279

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
PTT PCL	646,000	7,299	Bank of Georgia Holdings PLC	178,619	7,315
Raimon Land PLC(Æ)	3,833,000	259	Gentera SAB de CV(Æ)	644,260	1,435
Robinson Department Store PCL	598,900	942	Hikma Pharmaceuticals PLC	193,303	5,860
Siam Cement PCL (The)	68,700	949	SABMiller PLC - ADR	400,091	22,534
Siam Commercial Bank PCL (The)	1,374,301	7,490	Tullow Oil PLC	859,182	6,677
Siamgas & Petrochemical NVDR(Æ)	239,300	93			59,926
Supalai PCL	1,597,200	1,263
Thai Beverage PCL	8,436,890	5,024	United States - 1.0%
Thai Oil PCL	1,599,538	2,198	Avon Products, Inc.	165,500	1,721
Thai Union Frozen Products PCL	1,486,466	3,400	Cognizant Technology Solutions Corp.
Thanachart Capital PCL	244,700	263	Class A(Æ)	120,755	5,899
Tisco Financial Group PCL	2,250,017	3,074	ePlus, Inc.(Æ)	17,740,000	10,935
TMB Bank PCL	17,303,705	1,636	First Cash Financial Services, Inc.(Æ)	20,043	1,184
		90,480	Maginet Corp.(Æ)	47,136	3,158
			Sohu.com, Inc.(Æ)	95,100	4,621
Turkey - 2.6%			X5 Retail Group NV - GDR(Æ)	104,065	1,899
Akfen Holding AS	138,748	296			29,417
Anadolu Efes Biracilik Ve Malt Sanayii
AS(Æ)	243,660	2,850	Virgin Islands, British - 0.2%
Arcelik AS	1,074,979	6,602	Arcos Dorados Holdings, Inc. Class A(Ñ)	288,800	1,779
Coca-Cola Icecek AS	202,308	4,615	Tianhe Chemicals Group Limited(Æ)(Ñ)	25,272,000	4,399
Enka Insaat ve Sanayi AS	1,101,448	2,666			6,178

Eregli Demir ve Celik Fabrikalari TAS	1,020,723	2,126	Zimbabwe - 0.0%
Ford Otomotiv Sanayi AS	175,761	2,246	Delta Corp., Ltd.	496,450	571
GSD Holding AS(Æ)	1,793,162	1,154
Haci Omer Sabanci Holding AS	29,993	137	Total Common Stocks
Kardemir Karabuk Demir Celik Sanayi			(cost $2,476,605)		2,721,175
ve Ticaret AS Class D(Æ)	2,228,243	2,486
Koza Altin Isletmeleri AS	327,038	2,111	Investments in Other Funds - 1.1%
Koza Anadolu Metal Madencilik			Luxembourg - 0.4%
Isletmeleri AS(Æ)	1,518,604	1,182	SHS Genesis Smaller Co.	122,618	14,668
TAV Havalimanlari Holding AS	409,040	3,432
Torunlar Gayrimenkul Yatirim Ortakligi			United Kingdom - 0.7%
AS(ö)	260,764	367	Genesis Indian Investment Co., Ltd.	154,453	19,649

Trakya Cam Sanayi AS	185,675	244	Total Investments in Other Funds
Tupras Turkiye Petrol Rafinerileri AS	141,126	3,064
Turk Hava Yollari(Æ)	1,084,148	3,556	(cost $4,061)		34,317
Turkcell Iletisim Hizmetleri AS(Æ)	716,520	4,159
Turkcell Iletisim Hizmetleri AS			Preferred Stocks - 1.5%
- ADR(Æ)	274,091	4,010	Brazil - 0.9%
			Banco Bradesco SA Class Preference(Æ)	283,300	4,267
Turkiye Garanti Bankasi AS	2,853,201	11,142	Centrais Eletricas Brasileiras SA(Æ)	33,300	126
Turkiye Halk Bankasi AS	1,830,980	12,233	Cia Brasileira de Distribuicao Class
Turkiye Sise ve Cam Fabrikalari AS	303,670	462	Preference	75,700	3,174
Ulker Biskuvi Sanayi AS	146,795	1,083	Cia Energetica de Minas Gerais	356,800	2,049
Vestel Elektronik Sanayi ve Ticaret			Cia Energetica de Sao Paulo Class
AS(Æ)	974,416	3,227	Preference	269,100	2,653
Yapi ve Kredi Bankasi AS	913,514	2,002	Gerdau SA	43,640	195
		77,452	Investimentos Itau SA	2,100,135	8,382
United Arab Emirates - 0.4%			Itau Unibanco Holding SA	85,600	1,270
Abu Dhabi Commercial Bank PJSC	996,420	2,143	Lojas Americanas SA	496,021	2,927
Air Arabia PJSC	2,879,050	1,035	Metalurgica Gerdau SA Class A	399,200	2,159
Dubai Islamic Bank(Æ)	1,881,533	3,873	Telefonica Brasil SA	110	2
Emaar Properties PJSC	1,245,663	3,391			27,204
First Gulf Bank PJSC	538,720	2,662
		13,104	Chile - 0.0%
			Embotelladora Andina SA	73,915	235
United Kingdom - 2.0%			Embotelladora Andina SA Class A	24,883	64
Anglo American PLC	703,598	14,797			299
Anglo American PLC - ADR(Ñ)	123,400	1,308

See accompanying notes which are an integral part of the financial statements.
280 Russell Emerging Markets Fund

Russell Investment Company Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Colombia - 0.0%			Commercial Bank of Qatar QSC (The)(Æ)
Bancolombia SA Class Preference	11,144	157	2017 Warrants	259,279		5,227
						6,767
Russia - 0.2%
Sberbank of Russia	1,412,200	1,868	Netherlands - 0.1%
Surgutneftegas OAO	4,413,900	3,022	Grasim Industries, Ltd.(Æ)
		4,890	2017 Warrants	51,487		2,927

South Korea - 0.4%			Total Warrants & Rights
Hyundai Motor Co.	33,080	3,895	(cost $10,286)			15,209
Samsung Electronics Co., Ltd. Class
Preference	8,382	7,725	Short-Term Investments - 3.8%
		11,620	United States - 3.8%
			Russell U.S. Cash Management Fund	107,932,130	(8)	107,932
Total Preferred Stocks			United States Treasury Bills (§)
(cost $40,240)		44,170	Zero coupon due 01/08/15	5,000		5,000
			Total Short-Term Investments
Certificates of Participation - 1.1%			(cost $112,932)			112,932
Netherlands - 0.5%
JP Morgan Structured Products BV
Zero coupon due 02/16/17	930	3,869	Other Securities - 5.4%
			Russell U.S. Cash Collateral Fund(×)	160,224,212	(8)	160,224
Zero Series coupon 0001 due 05/16/17	353	4,648	Total Other Securities
Zero coupon due 07/02/18	20	1,246	(cost $160,224)			160,224
Series 0002
Zero coupon due 07/02/18	388	2,512	Total Investments 104.6%
JPMorgan Structured Products BV
Zero coupon due 08/14/17	653	4,167	(identified cost $2,827,925)			3,122,425
		16,442
United Kingdom - 0.6%			Other Assets and Liabilities, Net
HSBC Bank PLC			-(4.6%)			(138,267)
Zero coupon due	91	1,946	Net Assets - 100.0%			2,984,158
Zero coupon due 03/27/15	63	965
Zero coupon due 05/04/15	114	5,728
Zero coupon due 09/12/16	74	4,367
Series 0001
Zero coupon due 12/05/14	192	4,050
		17,056
United States - 0.0%
Citigroup, Inc.
Zero coupon due 02/04/16	498	897
JP Morgan Structured Products BV
Zero coupon due 08/14/17	20	3
		900
Total Certificates of Participation
(cost $23,577)		34,398

Warrants & Rights - 0.5%
Brazil - 0.0%
HRT Participacoes em Petroleo SA(Æ)
2014 Rights	4,130	—

Curacao - 0.2%
Emaar Properties PJSC(Æ)
2015 Warrants	1,322,595	3,600
First Gulf Bank PJSC(Æ)
2015 Warrants	390,031	1,915
		5,515

Germany - 0.2%
Abu Dhabi Commercial Bank PJSC(Æ)
2019 Warrants	328,430	707
Almarai Co.(Æ)(Þ)
2016 Warrants	39,053	833

			See accompanying notes which are an integral part of the financial statements.
				Russell Emerging Markets Fund 281

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Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

				Principal	Cost per		Cost	Fair Value
% of Net Assets		Acquisition		Amount ($)		Unit	(000)	(000)
Securities		Date		or shares		$	$	$
0.1%
Corp. Moctezuma SAB de CV		03/01/06	MXN	284,063		1.91	541	930
Guaranty Trust Bank PLC		07/20/07	NGN	129,606		5.02	650	998
								1,928
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
		Number of		Notional		Expiration		(Depreciation)
		Contracts		Amount		Date		$
Long Positions
BIST 30 Index Futures			740	TRY	7,396	12/14		59
FTSE JSE TOP 40 Index Futures			224	ZAR	100,092	12/14		(336)
Hang Seng Index Futures			103	HKD	123,307	11/14		387
H-Shares Index Futures			242	HKD	129,990	11/14		553
KOSPI 200 Index Futures			168	KRW 21,016,800		12/14		(743)
Mexico Bolsa Index Futures			241	MXN	108,599	12/14		(161)
MSCI Taiwan Index Futures			558	USD	18,632	11/14		486
SGX CNX NIFTY Index Futures			794	USD	13,277	11/14		459
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								704

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount		Amount				(Depreciation)
Counterparty		Sold		Bought		Settlement Date		$
Bank of America	USD	2,046		BRL	5,000	11/04/14		(27)
Bank of America	USD	446		TRY	1,000	12/17/14		(1)
Bank of America	USD	3,480		TRY	7,800	12/17/14		(5)
Bank of America	USD	4,684		ZAR	52,067	12/17/14		2
Bank of America	BRL	5,000		USD	1,995	11/04/14		(23)
Bank of America	HKD	20,000		USD	2,575	12/17/14		(4)
Bank of America	INR	20,000		USD	320	12/17/14		(3)
Bank of America	INR	30,000		USD	483	12/17/14		(1)
Bank of America	MXN	20,000		USD	1,480	12/17/14		(1)
Bank of America	TRY	2,000		USD	892	12/17/14		1
Bank of America	ZAR	9,538		USD	878	11/04/14		13
Bank of America	ZAR	10,000		USD	878	12/17/14		(23)
Barclays	USD	4,398		IDR	52,429,541	12/15/14		(89)
Barclays	USD	5,642	MXN		75,114	12/15/14		(78)
Barclays	INR	105,258		USD	1,705	12/15/14		5
Barclays	KRW	10,441,102		USD	10,120	12/15/14		366
BNP Paribas	USD	6,207		BRL	15,170	11/04/14		(84)
BNP Paribas	USD	6,262		BRL	15,170	12/02/14		(192)
BNP Paribas	BRL	15,170		USD	6,316	11/04/14		194
Citibank	RUB	61,181		USD	1,581	12/15/14		175
Deutsche Bank	USD	7,155		BRL	17,670	11/04/14		(24)
Deutsche Bank	USD	11,681	MYR		37,332	12/15/14		(366)
Deutsche Bank	BRL	17,670		USD	7,229	11/04/14		98
Goldman Sachs	USD	6,207		BRL	15,170	11/04/14		(84)
Goldman Sachs	USD	3,440		BRL	8,615	12/02/14		7
Goldman Sachs	USD	6,261		BRL	15,170	12/02/14		(191)
Goldman Sachs	USD	6,185		CNY	38,015	12/15/14		11
Goldman Sachs	BRL	15,170		USD	6,316	11/04/14		193
Goldman Sachs	INR	293,088		USD	4,715	12/15/14		(17)
Goldman Sachs	KRW	3,428,044		USD	3,312	12/15/14		110
Goldman Sachs	PLN	16,762		USD	5,049	12/15/14		83
Goldman Sachs	TWD	35,644		USD	1,190	12/15/14		17
HSBC	USD	16,747		HKD	129,777	12/17/14		(12)

See accompanying notes which are an integral part of the financial statements.

282 Russell Emerging Markets Fund

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Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	USD	5,868	INR	362,000	12/17/14	(25)
HSBC	USD	6,001	KRW	6,235,000	12/17/14	(177)
JPMorgan Chase	USD	16,747	HKD	129,777	12/17/14	(12)
JPMorgan Chase	USD	3,992	MXN	53,097	12/17/14	(59)
Northern Trust	USD	4,263	MXN	57,764	12/15/14	16
Royal Bank of Scotland	USD	1,578	CLP	933,321	12/15/14	38
Royal Bank of Scotland	USD	3,553	CLP	2,122,019	12/15/14	121
Royal Bank of Scotland	USD	2,878	KRW	3,018,985	12/15/14	(58)
Royal Bank of Scotland	USD	1,419	PEN	4,033	12/15/14	(46)
Royal Bank of Scotland	CNY	22,124	USD	3,598	12/15/14	(9)
Royal Bank of Scotland	INR	358,353	USD	5,708	12/15/14	(78)
Royal Bank of Scotland	PEN	4,033	USD	1,393	12/15/14	20
Royal Bank of Scotland	RUB	103,716	USD	2,756	12/15/14	373
Royal Bank of Scotland	RUB	190,804	USD	5,031	12/15/14	646
Royal Bank of Scotland	TWD	35,852	USD	1,196	12/15/14	16
Royal Bank of Scotland	TWD	108,560	USD	3,638	12/15/14	67
Royal Bank of Scotland	ZAR	12,695	USD	1,135	12/15/14	(8)
Standard Chartered	USD	3,288	BRL	8,111	11/04/14	(15)
Standard Chartered	USD	6,843	BRL	16,726	11/04/14	(93)
Standard Chartered	USD	3,992	MXN	53,097	12/17/14	(59)
Standard Chartered	USD	1,374	MYR	4,418	12/15/14	(35)
Standard Chartered	USD	1,181	TWD	35,740	12/15/14	(6)
Standard Chartered	USD	4,753	TWD	144,316	12/15/14	(7)
Standard Chartered	USD	12,797	ZAR	139,922	12/15/14	(197)
Standard Chartered	BRL	8,111	USD	3,318	11/04/14	45
Standard Chartered	BRL	16,726	USD	6,940	11/04/14	190
Standard Chartered	CNY	38,015	USD	6,166	12/15/14	(30)
Standard Chartered	INR	69,181	USD	1,120	12/15/14	3
State Street	USD	133	BRL	319	11/03/14	(4)
State Street	USD	274	BRL	664	11/03/14	(6)
State Street	USD	251	BRL	609	11/04/14	(5)
State Street	USD	822	BRL	1,999	11/04/14	(15)
State Street	USD	7,156	BRL	17,670	11/04/14	(25)
State Street	USD	2	HKD	13	11/03/14	—
State Street	USD	45	HKD	350	11/03/14	—
State Street	USD	87	HKD	673	11/03/14	—
State Street	USD	118	HKD	918	11/03/14	—
State Street	USD	467	HKD	3,619	11/03/14	—
State Street	USD	888	HKD	6,887	11/03/14	—
State Street	USD	2,355	HKD	18,267	11/03/14	—
State Street	USD	45	HKD	346	11/04/14	—
State Street	USD	148	HKD	1,146	11/04/14	—
State Street	USD	167	HKD	1,298	11/04/14	—
State Street	USD	626	HKD	4,857	11/04/14	—
State Street	USD	884	HKD	6,857	11/04/14	—
State Street	USD	5,158	HKD	40,000	12/17/14	—
State Street	USD	5,869	INR	362,000	12/17/14	(26)
State Street	USD	289	KRW	306,446	11/03/14	(2)
State Street	USD	347	KRW	368,546	11/03/14	(2)
State Street	USD	5,993	KRW	6,235,000	12/17/14	(169)
State Street	USD	225	MXN	3,036	11/03/14	—
State Street	USD	61	MXN	819	11/04/14	—
State Street	USD	14	MYR	47	11/03/14	—
State Street	USD	134	MYR	441	11/03/14	—
State Street	USD	5,163	PLN	16,762	12/15/14	(197)
State Street	USD	33	THB	1,089	11/03/14	—
State Street	USD	—	THB	10	11/04/14	—
State Street	USD	377	TRY	838	11/03/14	—
State Street	USD	128	ZAR	1,403	11/05/14	(1)
State Street	USD	2,180	ZAR	24,382	12/15/14	16
State Street	USD	4,688	ZAR	52,067	12/17/14	(1)
State Street	BRL	115	USD	46	11/03/14	—
State Street	BRL	3,090	USD	1,253	11/03/14	6
State Street	BRL	1,450	USD	602	11/04/14	17
State Street	BRL	17,670	USD	7,229	11/04/14	98
State Street	BRL	842	USD	340	11/05/14	—
State Street	CZK	157,010	USD	7,353	12/15/14	276

		See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount		Amount			(Depreciation)
Counterparty	Sold		Bought		Settlement Date	$
State Street	HKD	95	USD	12	11/03/14	—
State Street	HKD	437	USD	56	11/03/14	—
State Street	HKD	529	USD	68	11/03/14	—
State Street	HKD	963	USD	124	11/03/14	—
State Street	HKD	1,033	USD	133	11/03/14	—
State Street	HKD	1,874	USD	242	11/03/14	—
State Street	HKD	2,794	USD	360	11/03/14	—
State Street	HKD	21,667	USD	2,794	11/03/14	—
State Street	HKD	430	USD	55	11/04/14	—
State Street	HKD	526	USD	68	11/04/14	—
State Street	HKD	811	USD	105	11/04/14	—
State Street	HKD	1,298	USD	167	11/04/14	—
State Street	IDR	299,652	USD	25	11/03/14	—
State Street	KRW	200,000	USD	192	12/17/14	5
State Street	MXN	118	USD	9	11/03/14	—
State Street	MXN	136	USD	10	11/03/14	—
State Street	MXN	250	USD	19	11/03/14	—
State Street	MXN	259	USD	19	11/03/14	—
State Street	MYR	139	USD	42	11/03/14	—
State Street	MYR	912	USD	277	11/04/14	—
State Street	PHP	10,420	USD	232	11/03/14	—
State Street	PHP	3,625	USD	81	11/04/14	—
State Street	PHP	9,089	USD	203	11/04/14	—
State Street	THB	2,860	USD	88	11/03/14	—
State Street	THB	6,314	USD	194	11/03/14	—
State Street	THB	2,663	USD	82	11/04/14	—
State Street	THB	2,781	USD	85	11/04/14	—
State Street	TRY	275	USD	121	12/17/14	(1)
State Street	ZAR	57	USD	5	11/03/14	—
State Street	ZAR	413	USD	38	11/03/14	—
State Street	ZAR	1,129	USD	104	11/03/14	1
State Street	ZAR	1,241	USD	114	11/03/14	1
State Street	ZAR	1,271	USD	117	11/04/14	2
State Street	ZAR	522	USD	48	11/05/14	—
State Street	ZAR	589	USD	54	11/06/14	1
UBS	USD	3,396	BRL	8,615	11/04/14	81
UBS	BRL	8,615	USD	3,525	11/04/14	48
UBS	BRL	8,615	USD	3,369	12/02/14	(78)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						691

Index Swap Contracts (*)
Amounts in thousands
Fund Receives			Notional		Termination	Fair Value
Underlying Security	Counterparty		Amount		Date	$
Bovespa Index Futures	Goldman Sachs		BRL	20,666	12/18/14	(523)
Bovespa Index Futures	Goldman Sachs		BRL	20,662	12/18/14	(522)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)						(1,045)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the total return of underlying security at termination.

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Argentina	$2,671	$—		$—	$2,671	0.1
Austria	1,634	—		—	1,634	0.1

See accompanying notes which are an integral part of the financial statements.

284 Russell Emerging Markets Fund

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Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Bermuda	50,346	—		—	50,346	1.7
Brazil	279,867	—		—	279,867	9.4
Canada	8,095	—		—	8,095	0.3
Cayman Islands	192,744	—		895	193,639	6.5
Chile	7,167	—		—	7,167	0.2
China	208,131	—		—	208,131	7.0
Colombia	9,983	—		—	9,983	0.3
Cyprus	539	203		—	742	—*
Czech Republic	12,019	—		—	12,019	0.4
Egypt	2,594	—		—	2,594	0.1
Greece	1,523	—		—	1,523	0.1
Hong Kong	133,932	—		—	133,932	4.5
Hungary	15,599	—		—	15,599	0.5
India	258,320	—		—	258,320	8.7
Indonesia	62,517	—		—	62,517	2.1
Ireland	2,674	—		—	2,674	0.1
Israel	11,853	—		—	11,853	0.4
Jersey	3,617	—		—	3,617	0.1
Kazakhstan	2,589	—		—	2,589	0.1
Luxembourg	11,957	—		—	11,957	0.4
Malaysia	31,243	—		—	31,243	1.0
Mexico	124,092	—		—	124,092	4.2
Morocco	319	—		—	319	—*
Netherlands	18,918	—		—	18,918	0.6
Nigeria	16,795	—		—	16,795	0.6
Pakistan	3,862	—		—	3,862	0.1
Panama	4,719	—		—	4,719	0.2
Philippines	20,962	—		—	20,962	0.7
Poland	13,240	—		—	13,240	0.4
Qatar	4,469	—		—	4,469	0.1
Russia	133,064	—		—	133,064	4.5
Singapore	5,058	—		—	5,058	0.2
South Africa	145,586	—		—	145,586	4.9
South Korea	352,351	—		—	352,351	11.8
Spain	3,229	—		—	3,229	0.1
Switzerland	10,481	—		—	10,481	0.3
Taiwan	274,190	—		—	274,190	9.2
Thailand	90,480	—		—	90,480	3.0
Turkey	77,452	—		—	77,452	2.6
United Arab Emirates	13,104	—		—	13,104	0.4
United Kingdom	59,926	—		—	59,926	2.0
United States	29,417	—		—	29,417	1.0
Virgin Islands, British	6,178	—		—	6,178	0.2
Zimbabwe	571	—		—	571	—*
Investments in Other Funds	14,668	19,649		—	34,317	1.1
Preferred Stocks	44,170	—		—	44,170	1.5
Certificates of Participation	3	34,395		—	34,398	1.1
Warrants & Rights	—	15,209		—	15,209	0.5
Short-Term Investments	—	112,932		—	112,932	3.8
Other Securities	—	160,224		—	160,224	5.4
Total Investments	2,778,918	342,612		895	3,122,425	104.6
Other Assets and Liabilities, Net						(4.6)
						100.0

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Other Financial Instruments
Futures Contracts	704	—		—	704	—*
Foreign Currency Exchange Contracts	104	587		—	691	—*
Index Swap Contracts	—	(1,045)		—	(1,045)	(—)*
Total Other Financial Instruments**	$808	$(458)		$—	$350

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

286 Russell Emerging Markets Fund

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Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$3,362
Variation margin on futures contracts*	1,944	—
Total	$1,944	$3,362

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$1,240	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,671
Index swap contracts, at fair value	1,045	—
Total	$2,285	$2,671
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$5,506	$—
Index swap contracts	(60)	—
Foreign currency-related transactions**	—	1,454
Total	$5,446	$1,454

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(582)	$—
Index swap contracts	(1,182)	—
Foreign currency-related transactions***	—	(1,006)
Total	$(1,764)	$(1,006)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 287

Russell Investment Company Russell Emerging Markets Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$154,625	$	— $	154,625
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	3,362	—	3,362
Futures Contracts	Variation margin on futures contracts	11,786	—	11,786
Total	$169,773	$	— $	169,773

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Bank of America	$17	$3	$	— $	14
Barclays	58,220	167		57,849	204
BNP Paribas	194	194		—	—
Citigroup	4,202	—		4,027	175
Credit Suisse	16,136	—		16,136	—
Deutsche Bank	6,148	24		6,050	74
Fidelity	870	—		870	—
Goldman Sachs	16,555	211		4,933	11,411
ING	1,578	—		1,578	—
JPMorgan Chase	26,498	—		26,498	—
Merrill Lynch	7,421	—		7,421	—
Morgan Stanley	26,794	—		26,794	—
Northern Trust	16	—		—	16
Royal Bank of Scotland	1,276	199		—	1,077
Standard Chartered	238	238		—	—
State Street	425	202		—	223
UBS	3,185	78		3,056	51
Total	$169,773	$1,316		$155,212	$13,245

See accompanying notes which are an integral part of the financial statements.

288 Russell Emerging Markets Fund

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Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	$2,671	$	— $	2,671
Index Swap Contracts	Index swap contracts, at fair value	1,045	—	1,045
Total	$3,716	$	— $	3,716

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Bank of America	$89	$3	$	— $	86
Barclays	167	167		—	—
BNP Paribas	277	194		—	83
Deutsche Bank	384	24		—	360
Goldman Sachs	1,338	211		1,127	—
HSBC	214	—		—	214
JPMorgan Chase	71	—		—	71
Royal Bank of Scotland	199	199		—	—
Standard Chartered	442	238		—	204
State Street	457	202		—	255
UBS	78	78		—	—
Total	$3,716	$1,316		$1,127	$1,273

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$2,827,925
Investments, at fair value(*)(>)	3,122,425
Cash	19
Cash (restricted)(a)(b)	2,845
Foreign currency holdings(^)	7,722
Unrealized appreciation on foreign currency exchange contracts	3,362
Receivables:
Dividends and interest	2,601
Dividends from affiliated Russell funds	9
Investments sold	26,545
Fund shares sold	3,876
Foreign capital gains taxes recoverable	7
Variation margin on futures contracts	11,786
Prepaid expenses	7
Total assets	3,181,204

Liabilities
Payables:
Due to broker(c)	585
Investments purchased	23,145
Fund shares redeemed	1,416
Accrued fees to affiliates	3,391
Other accrued expenses	589
Deferred capital gains tax liability	3,980
Unrealized depreciation on foreign currency exchange contracts	2,671
Payable upon return of securities loaned	160,224
Index swap contracts, at fair value(8)	1,045
Total liabilities	197,046

Net Assets	$2,984,158

See accompanying notes which are an integral part of the financial statements.

290 Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,397
Accumulated net realized gain (loss)	71
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	290,520
Futures contracts	704
Index swap contracts	(1,045)
Foreign currency-related transactions	90
Shares of beneficial interest	1,602
Additional paid-in capital	2,686,819
Net Assets	$2,984,158
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$18.50
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$19.63
Class A — Net assets	$22,378,358
Class A — Shares outstanding ($.01 par value)	1,209,625
Net asset value per share: Class C(#)	$17.29
Class C — Net assets	$28,601,331
Class C — Shares outstanding ($.01 par value)	1,653,802
Net asset value per share: Class E(#)	$18.56
Class E — Net assets	$49,652,065
Class E — Shares outstanding ($.01 par value)	2,675,404
Net asset value per share: Class S(#)	$18.63
Class S — Net assets	$ 2,231,798,635
Class S — Shares outstanding ($.01 par value)	119,787,877
Net asset value per share: Class Y(#)	$18.68
Class Y — Net assets	$651,727,539
Class Y — Shares outstanding ($.01 par value)	34,883,719
Amounts in thousands
(^) Foreign currency holdings - cost	$8,185
(*) Securities on loan included in investments	$154,625
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$268,156
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$2,245
(b) Cash Collateral for Swaps	$600
(c) Due to Broker for Futures	$585
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 291

Russell Investment Company

Russell Emerging Markets Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$73,253
Dividends from affiliated Russell funds	150
Interest	1,612
Securities lending income	1,259
Less foreign taxes withheld	(6,960)
Total investment income	69,314

Expenses
Advisory fees	31,662
Administrative fees	1,311
Custodian fees	2,285
Distribution fees - Class A	55
Distribution fees - Class C	217
Transfer agent fees - Class A	44
Transfer agent fees - Class C	58
Transfer agent fees - Class E	102
Transfer agent fees - Class S	4,124
Transfer agent fees - Class Y	26
Professional fees	184
Registration fees	137
Shareholder servicing fees - Class C	72
Shareholder servicing fees - Class E	127
Trustees’ fees	60
Printing fees	253
Miscellaneous	129
Total expenses	40,846
Net investment income (loss)	28,468

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	30,979
Futures contracts	5,506
Index swap contracts	(60)
Foreign currency-related transactions	1,831
Net realized gain (loss)	38,256
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	6,612
Futures contracts	(582)
Index swap contracts	(1,182)
Foreign currency-related transactions	(1,635)
Other investments	21
Net change in unrealized appreciation (depreciation)	3,234
Net realized and unrealized gain (loss)	41,490
Net Increase (Decrease) in Net Assets from Operations	$69,958

See accompanying notes which are an integral part of the financial statements.

292 Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,468	$20,475
Net realized gain (loss)	38,256	64,246
Net change in unrealized appreciation (depreciation)	3,234	58,311
Net increase (decrease) in net assets from operations	69,958	143,032

Distributions
From net investment income
Class A	(96)	(154)
Class C	(—)**	(8)
Class E	(170)	(276)
Class S	(11,119)	(13,672)
Class Y	(4,235)	(4,486)
From net realized gain
Class A	(624)	—
Class C	(904)	—
Class E	(1,133)	—
Class S	(45,961)	—
Class Y	(13,854)	—
Net decrease in net assets from distributions	(78,096)	(18,596)

Share Transactions*
Net increase (decrease) in net assets from share transactions	823,559	224,283
Total Net Increase (Decrease) in Net Assets	815,421	348,719

Net Assets
Beginning of period	2,168,737	1,820,018
End of period	$2,984,158	$2,168,737
Undistributed (overdistributed) net investment income included in net assets	$5,397	$(15,953)

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 293

Russell Investment Company Russell Emerging Markets Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	327	$5,917	311	$5,694
Proceeds from reinvestment of distributions	39	692	8	150
Payments for shares redeemed	(303)	(5,543)	(330)	(5,978)
Net increase (decrease)	63	1,066	(11)	(134)
Class C
Proceeds from shares sold	394	6,740	273	4,771
Proceeds from reinvestment of distributions	53	886	1	8
Payments for shares redeemed	(411)	(7,016)	(551)	(9,404)
Net increase (decrease)	36	610	(277)	(4,625)
Class E
Proceeds from shares sold	1,424	25,324	744	13,873
Proceeds from reinvestment of distributions	71	1,256	14	267
Payments for shares redeemed	(886)	(16,716)	(868)	(15,612)
Net increase (decrease)	609	9,864	(110)	(1,472)
Class S
Proceeds from shares sold	56,245	1,007,872	25,160	463,014
Proceeds from reinvestment of distributions	3,191	56,703	730	13,550
Payments for shares redeemed	(23,271)	(428,433)	(17,132)	(314,617)
Net increase (decrease)	36,165	636,142	8,758	161,947
Class Y
Proceeds from shares sold	14,643	270,290	7,387	139,793
Proceeds from reinvestment of distributions	1,017	18,089	241	4,486
Payments for shares redeemed	(5,968)	(112,502)	(4,036)	(75,712)
Net increase (decrease)	9,692	175,877	3,592	68,567
Total increase (decrease)	46,565	$823,559	11,952	$224,283

See accompanying notes which are an integral part of the financial statements.

294 Russell Emerging Markets Fund

(This page intentionally left blank)

Russell Investment Company

Russell Emerging Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	18.96	.13	.04	.17	(.08)	(.55)
October 31, 2013	17.79	.13	1.18	1.31	(.14)	—
October 31, 2012	18.06	.19	.46	.65	(.22)	(.70)
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—

Class C
October 31, 2014	17.81	(.01)	.04	.03	—	(.55)
October 31, 2013	16.72	(.01)	1.10	1.09	—	—
October 31, 2012	16.99	.05	.45	.50	(.07)	(.70)
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—

Class E
October 31, 2014	19.01	.15	.03	.18	(.08)	(.55)
October 31, 2013	17.83	.14	1.17	1.31	(.13)	—
October 31, 2012	18.10	.18	.47	.65	(.22)	(.70)
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—

Class S
October 31, 2014	19.09	.19	.03	.22	(.13)	(.55)
October 31, 2013	17.91	.18	1.18	1.36	(.18)	—
October 31, 2012	18.19	.23	.46	.69	(.27)	(.70)
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—

Class Y
October 31, 2014	19.14	.22	.03	.25	(.16)	(.55)
October 31, 2013	17.96	.23	1.17	1.40	(.22)	—
October 31, 2012	18.23	.26	.47	.73	(.30)	(.70)
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—

See accompanying notes which are an integral part of the financial statements.

296 Russell Emerging Markets Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.63)	18.50	1.04	22,378	1.76	1.76	.72	67
(.14)	18.96	7.36	21,736	1.75	1.75	.74	93
(.92)	17.79	4.11	20,585	1.75	1.75	1.07	94
(.38)	18.06	(9.67)	21,834	1.78	1.78	1.06	73
(.44)	20.37	27.09	21,428	1.78	1.78	.47	67

(.55)	17.29	.26	28,601	2.51	2.51	(.05)	67
—	17.81	6.55	28,808	2.50	2.50	(.04)	93
(.77)	16.72	3.37	31,671	2.50	2.50	.29	94
(.24)	16.99	(10.37)	36,942	2.53	2.53	.25	73
(.34)	19.20	26.15	44,932	2.53	2.53	(.29)	67

(.63)	18.56	1.09	49,652	1.76	1.76	.80	67
(.13)	19.01	7.37	39,296	1.75	1.75	.74	93
(.92)	17.83	4.11	38,808	1.75	1.75	1.05	94
(.37)	18.10	(9.70)	45,591	1.78	1.78	1.11	73
(.44)	20.41	27.13	39,733	1.78	1.78	.44	67

(.68)	18.63	1.31	2,231,799	1.51	1.51	1.02	67
(.18)	19.09	7.64	1,596,632	1.50	1.50	.99	93
(.97)	17.91	4.33	1,341,106	1.50	1.50	1.33	94
(.41)	18.19	(9.45)	1,215,031	1.53	1.53	1.34	73
(.47)	20.50	27.41	1,065,718	1.53	1.53	.70	67

(.71)	18.68	1.50	651,728	1.31	1.31	1.16	67
(.22)	19.14	7.80	482,265	1.30	1.30	1.26	93
(1.00)	17.96	4.58	387,848	1.32	1.32	1.50	94
(.44)	18.23	(9.30)	471,717	1.35	1.35	1.45	73
(.49)	20.54	27.60	508,992	1.35	1.35	.85	67

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund 297

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A‡			Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total			Total
	Return			Return
1 Year	7.89%		1 Year	14.75%
5 Years	14.41	%§	5 Years	16.08	%§
10 Years	6.45	%§	10 Years	7.36	%§

Russell Tax-Managed U.S. Large Cap Fund - Class C			S&P 500® Index**
	Total			Total
	Return			Return
1 Year	13.60%		1 Year	17.27%
5 Years	14.93	%§	5 Years	16.69	%§
10 Years	6.29	%§	10 Years	8.20	%§

Russell Tax-Managed U.S. Large Cap Fund - Class E
	Total
	Return
1 Year	14.48%
5 Years	15.81	%§
10 Years	7.09	%§

298 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”)	traditionally considered to be “non-cyclical,” such as consumer
employs a multi-manager approach whereby portions of the	staples, and toward economically sensitive sectors such as
Fund are allocated to different money manager strategies. A	materials and processing and consumer discretionary. The
money manager may have (1) a discretionary asset management	Fund’s overweight to the materials and processing and consumer
assignment pursuant to which it is allocated a portion of Fund	discretionary sectors detracted, as these sectors underperformed,
assets to manage directly or (2) a non-discretionary assignment	although its underweight to consumer staples was beneficial.
pursuant to which it provides a model portfolio to RIMCo	The Fund’s slight tilt toward midcap stocks also detracted from
representing its investment recommendations, based upon which	benchmark-relative returns. This combination of exposures was
RIMCo purchases and sells securities for a Fund. Fund assets	the primary contributor to the Fund’s underperformance relative
not allocated to discretionary money managers are managed	to its benchmark for the fiscal year.
by Russell Investment Management Company (“RIMCo”), the	The Fund’s underweight to an area that tends to be viewed as a
Fund’s advisor. RIMCo may change the allocation of the Fund’s	“bond substitute,” due to their income producing qualities, the
assets among money managers at any time. An exemptive order	electric utilities industry, detracted from benchmark-relative
from the Securities and Exchange Commission (“SEC”) permits	performance given the industry’s outperformance as interest rates
RIMCo to engage or terminate a money manager at any time,	declined. The Fund’s tilt toward stocks with above average growth
subject to approval by the Fund’s Board, without a shareholder	rates provided a positive contribution to benchmark-relative
vote. Pursuant to the terms of the exemptive order, the Fund is	performance.
required to notify its shareholders within 90 days of when a money
manager begins providing services. As of October 31, 2014, the	How did the investment strategies and techniques employed
Fund had five money managers.	by the Fund and its money managers affect its benchmark-

What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide long term capital growth on an after-	Stock selection effects within the technology sector (underweights
tax basis.	to Apple Inc. and Intel Corporation) detracted from the Fund’s benchmark-relative return for the fiscal year. Underweights to the
How did the Fund perform relative to its benchmark for the	health care and technology sectors were not rewarded, although
fiscal year ended October 31, 2014?	an underweight to the consumer staples sector was beneficial. The
For the fiscal year ended October 31, 2014, the Fund’s Class A,	Fund’s exposure to stocks with various valuation metrics provided
Class C, Class E and Class S Shares gained 14.48%, 13.60%,	mixed results, as the positioning could not be categorically
14.48% and 14.75%, respectively. This is compared to the Fund’s	labeled as either cheaper or more expensive than the benchmark.
benchmark, the S&P 500® Index, which gained 17.27% during	During the fiscal year, stocks with low valuations underperformed,
the same period. The Fund’s performance includes operating	but the net effect of the Fund’s value exposures did not have a
expenses, whereas index returns are unmanaged and do not	material impact on the Fund’s benchmark-relative performance.
include expenses of any kind.	An underweight to the ultra large cap tier of the benchmark was
For the fiscal year ended October 31, 2014, the Morningstar®	detrimental, as that narrow set of stocks outperformed.
Large Growth, a group of funds that Morningstar considers to have	Armstrong Shaw Associates Inc. (“Armstrong”) slightly
investment strategies similar to those of the Fund, gained 14.58%.	outperformed the Russell 1000® Value Index for the fiscal year.
This result serves as a peer comparison and is expressed net of	Factor tilts away from midcap stocks and stocks with high yield
operating expenses.	were rewarded. An underweight to the energy sector and an
overweight to the technology sector were beneficial, although an
RIMCo may assign a money manager a specific style or	overweight to the consumer discretionary sector detracted. Stock
capitalization benchmark other than the Fund’s index. However,	selection within the health care sector (overweights to WellPoint,
the Fund’s primary index remains the benchmark for the Fund	Inc., Covidien, and Amgen, Inc.) contributed to positive
and is representative of the aggregate of each money manager’s	benchmark-relative returns.
benchmark index.
JP Morgan Investment Management, Inc. (“JPM”) outperformed
How did the market conditions described in the Market	the S&P 500 Index for the fiscal year. An overweight to stocks
Summary report affect the Fund’s performance?	with rising earnings estimates was rewarded. From a sector
During the fiscal year, the U.S. large capitalization equity market	perspective, an overweight to consumer discretionary detracted,
produced positive returns. Given the ongoing economic recovery,	while an underweight to energy was additive to benchmark-
relevant Fund exposures included tilts away from sectors that are

Russell Tax-Managed U.S. Large Cap Fund 299

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

relative returns. Stock selection within the utilities sector (an			RIMCo manages a positioning strategy for the Fund that includes
underweight to AT&T Inc.) was beneficial.			Russell Top 200® Index holdings and through these holdings
Mar Vista Investment Partners, LLC (“Mar Vista”) was added			provides additional exposure to some sectors that tend to be
to the Fund at the end of December 2013 and outperformed the			underweighted relative to the Fund’s S&P 500 benchmark. The
Russell Top 200® Index consists of the largest Russell 1000® Index
Russell 1000® Growth Index for the portion of the fiscal year in
which it was a money manager for the Fund. Factor tilts toward			stocks. Additionally, this portfolio is used for tax lot swapping
larger capitalization stocks and away from high beta stocks (stocks			with manager holdings and associated tax loss harvesting. The
with high sensitivity to market movements) were rewarded. An			strategy is designed to help control the Fund’s sector tilts as well
underweight to the consumer discretionary sector was beneficial,			as the beta (beta is a measure of a portfolio’s volatility and its
although an underweight to the health care sector detracted.			sensitivity to the direction of the market), volatility, and market
Stock selection within the financial services sector (overweights			capitalization exposures that normally come from the money
to Markel Corporation and American Tower Corporation)			managers’ portfolios. The positioning strategy performed in-line
contributed to positive benchmark-relative performance.			with expectations for the fiscal year, as it helped control these exposures.
NWQ	Investment	Management Company (“NWQ”)
underperformed the Russell 1000® Value Index for the fiscal year.			During the period, RIMCo used index futures contracts to
Overweights to high beta and high earnings variability stocks			equitize the majority of the Fund and money managers’ cash. The
were not rewarded. An overweight to the consumer discretionary			decision to equitize Fund and manager cash was beneficial to
sector and an underweight to the health care sector held back			Fund performance for the fiscal year.
performance. Stock selection within the technology sector (an			Describe any changes to the Fund’s structure or the money
overweight to CA, Inc.) and within the energy sector (overweights			manager line-up.
to Talisman Energy Inc. and Apache Corporation) detracted.			In late December 2013, RIMCo terminated Sands as a money
Sands Capital Management, Inc. (“Sands”) was terminated in			manager for the Fund and hired Mar Vista as a money manager for
December 2013 and performed in line with the Russell 1000®			the Fund. Although RIMCo viewed Sands as a capable U.S. equity
Growth Index for the portion of the fiscal year in which it was a			manager, Sand’s portfolio contributed to the Fund’s historical bias
money manager for the Fund. Sector exposures were rewarded,			towards stocks with high price-to-earnings ratios and high betas.
specifically a large overweight to technology and a large			RIMCo believed that it was prudent to address this structural tilt
underweight to consumer staples. An overweight to the energy			in the Fund by moving Fund assets to Mar Vista, which does not
sector held back benchmark-relative performance.			purchase the highest beta growth stocks relative to other growth
Sustainable Growth Advisers, LP (“Sustainable”) underperformed			managers, due to its more conservative nature.
the Russell 1000® Growth Index for the fiscal year. Stock selection			During the second quarter of 2014, Mar Vista and Sustainable’s
was the primary source of negative excess return. Stock selection			assignments were converted to non-discretionary assignments
was particularly detrimental within the technology sector			pursuant to which each manager provides a model portfolio to
(underweights to Apple, Inc. and Microsoft Corporation) and the			RIMCo representing its investment recommendations, based upon
consumer staples sector (an overweight to Whole Foods Market,			which RIMCo purchases and sells securities for a Fund. These
Inc.). From a sector perspective, an overweight to materials and			changes were made in order to improve RIMCo’s tax management
processing and an underweight to technology detracted.			capabilities within the Fund.
RIMCo manages the portion of the Fund’s assets that RIMCo			There were no other changes to the Fund’s money manager line-
determines not to allocate to the money managers. Assets not			up or structure during the fiscal year.
allocated to managers include assets managed by RIMCo based
upon model portfolios provided by non-discretionary money			Money Managers as of October 31,
managers, the Fund’s liquidity reserves and assets which may be			2014	Styles
managed directly by RIMCo to modify the Fund’s overall portfolio			Armstrong Shaw Associates Inc.	Value
characteristics to seek to achieve the desired risk/return profile			J.P. Morgan Investment Management Inc.	Market-Oriented
			MarVista Investment Partners, LLC	Growth
for the Fund.			NWQ Investment Management Company,
			LLC	Value
			Sustainable Growth Advisers, LP	Growth

300 Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the U.S. economy.
‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Tax-Managed U.S. Large Cap Fund 301

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,069.20	$1,018.90
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$6.52	$6.36

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,065.20	$1,015.17
	Expenses Paid During Period*	$10.36	$10.11
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.99%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,069.30	$1,018.95
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$6.47	$6.31
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

302 Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,070.60	$1,020.16
Expenses Paid During Period*	$5.22	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 92.5%			CVS Health Corp.	219,955	18,874
Consumer Discretionary - 13.0%			Dr Pepper Snapple Group, Inc.	17,480	1,211
Amazon.com, Inc.(Æ)	29,303	8,951	General Mills, Inc.	19,076	991
AutoZone, Inc.(Æ)	2,200	1,218	Hershey Co. (The)	37,496	3,596
Avon Products, Inc.	119,290	1,241	Kellogg Co.	6,702	429
CBS Corp. Class B	24,143	1,309	Kimberly-Clark Corp.	16,240	1,856
CBS Outdoor Americas, Inc.(ö)	1,570	48	Kraft Foods Group, Inc.(Æ)	13,302	750
Charter Communications, Inc. Class A(Æ)	3,190	505	Kroger Co. (The)	14,200	791
Comcast Corp. Class A(Æ)	339,340	18,731	Lorillard, Inc.	701	43
Costco Wholesale Corp.	16,740	2,233	Metro AG - ADR(Æ)	311,700	1,957
CST Brands, Inc.	3,500	134	Molson Coors Brewing Co. Class B	12,040	896
DIRECTV(Æ)	371	32	Mondelez International, Inc. Class A	252,068	8,888
DISH Network Corp. Class A(Æ)	16,010	1,019	PepsiCo, Inc.	76,610	7,368
Dollar General Corp.(Æ)	5,400	338	Philip Morris International, Inc.	42,983	3,826
Dollar Tree, Inc.(Æ)	5,970	362	Procter & Gamble Co. (The)	155,002	13,527
eBay, Inc.(Æ)	53,199	2,793	Reynolds American, Inc.	15,454	972
Estee Lauder Cos., Inc. (The) Class A	8,561	644	Sysco Corp.	6,717	259
Expedia, Inc.	5,900	501	Walgreen Co.	11,531	741
Ford Motor Co.	656,760	9,254	Whole Foods Market, Inc.	142,385	5,600
General Motors Co.	172,373	5,412			96,767
Harman International Industries, Inc.	11,710	1,257
Home Depot, Inc.	48,186	4,699	Energy - 7.6%
Interpublic Group of Cos., Inc. (The)	174,350	3,381	Anadarko Petroleum Corp.	15,007	1,377
Johnson Controls, Inc.	22,738	1,074	Apache Corp.	43,750	3,378
Lennar Corp. Class A	2,800	121	Baker Hughes, Inc.	41,707	2,209
Liberty Global PLC(Æ)	184,539	8,206	Cheniere Energy, Inc.(Æ)	5,800	435
Lowe's Cos., Inc.	202,253	11,569	Chevron Corp.	100,024	11,998
Macy's, Inc.	12,300	711	ConocoPhillips	19,978	1,441
McDonald's Corp.	5,663	531	Core Laboratories NV	26,617	3,714
Nike, Inc. Class B	1,253	116	Devon Energy Corp.	1,374	82
Norwegian Cruise Line Holdings, Ltd.(Æ)	71,650	2,794	Ensco PLC Class A	4,320	175
O'Reilly Automotive, Inc.(Æ)	32,041	5,635	EOG Resources, Inc.	17,347	1,649
Priceline Group, Inc. (The)(Æ)	6,518	7,862	EQT Corp.	7,800	734
PulteGroup, Inc.	44,100	846	Exxon Mobil Corp.	130,405	12,612
Ralph Lauren Corp. Class A	2,100	346	Halliburton Co.	163,661	9,024
Ross Stores, Inc.	9,400	759	Hess Corp.	3,262	277
Royal Caribbean Cruises, Ltd.	13,290	903	Kinder Morgan, Inc.	14,345	555
Starbucks Corp.	167,771	12,677	Marathon Oil Corp.	46,711	1,654
Target Corp.	43,177	2,669	Marathon Petroleum Corp.	5,325	484
Time Warner Cable, Inc.	11,113	1,636	National Oilwell Varco, Inc.	48,374	3,514
Time Warner, Inc.	89,982	7,151	NOW, Inc.(Æ)	542	16
Time, Inc.(Æ)	6,695	151	Occidental Petroleum Corp.	114,776	10,207
TJX Cos., Inc.	125,707	7,960	Phillips 66	41,589	3,265
TRW Automotive Holdings Corp.(Æ)	5,140	521	Pioneer Natural Resources Co.	2,784	526
VF Corp.	35,920	2,431	QEP Resources, Inc.	7,940	199
Viacom, Inc. Class B	29,965	2,178	Schlumberger, Ltd.	193,507	19,091
Wal-Mart Stores, Inc.	14,868	1,134	Spectra Energy Corp.	23,708	928
Walt Disney Co. (The)	145,149	13,264	Valero Energy Corp.	21,078	1,056
Wyndham Worldwide Corp.	77,201	5,996	Weatherford International PLC(Æ)	302,083	4,960
Yum! Brands, Inc.	11,620	835	Williams Cos., Inc. (The)	15,422	856
		164,138			96,416

Consumer Staples - 7.6%			Financial Services - 19.3%
Altria Group, Inc.	39,837	1,926	ACE, Ltd.	95,131	10,398
Anheuser-Busch InBev NV - ADR	42,848	4,755	Alliance Data Systems Corp.(Æ)	1,700	482
Archer-Daniels-Midland Co.	37,797	1,776	American Express Co.	99,152	8,919
Coca-Cola Co. (The)	137,880	5,774	American International Group, Inc.	225,416	12,075
Coca-Cola Enterprises, Inc.	8,200	355	American Tower Corp. Class A(ö)	113,696	11,085
Colgate-Palmolive Co.	120,989	8,092	Aon PLC	106,925	9,196
Constellation Brands, Inc. Class A(Æ)	16,540	1,514
See accompanying notes which are an integral part of the financial statements.
304 Russell Tax-Managed U.S. Large Cap Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
AvalonBay Communities, Inc.(ö)	7,200	1,122	Baxter International, Inc.	1,296	91
Axis Capital Holdings, Ltd.	7,100	342	Becton Dickinson and Co.	1,091	140
Bank of America Corp.	278,383	4,777	Biogen Idec, Inc.(Æ)	12,389	3,978
Bank of New York Mellon Corp. (The)	310	12	Boston Scientific Corp.(Æ)	110,750	1,471
BB&T Corp.	26,290	996	Bristol-Myers Squibb Co.	84,335	4,907
Berkshire Hathaway, Inc. Class B(Æ)	91,819	12,869	CareFusion Corp.(Æ)	16,630	954
BlackRock, Inc. Class A	3,265	1,114	Celgene Corp.(Æ)	41,668	4,462
Boston Properties, Inc.(ö)	7,840	994	Cerner Corp.(Æ)	107,742	6,824
Capital One Financial Corp.	166,389	13,772	Covidien PLC	50,759	4,692
CDK Global Inc.(Æ)	996	33	Eli Lilly & Co.	4,993	331
Charles Schwab Corp. (The)	48,330	1,386	Express Scripts Holding Co.(Æ)	4,688	360
Chubb Corp. (The)	821	82	Gilead Sciences, Inc.(Æ)	16,543	1,853
CIT Group, Inc.	49,700	2,432	Humana, Inc.	15,980	2,219
Citigroup, Inc.	275,683	14,757	Intuitive Surgical, Inc.(Æ)	104	52
Discover Financial Services	6,200	395	Johnson & Johnson	124,495	13,418
Everest Re Group, Ltd.	900	154	Mallinckrodt PLC(Æ)	143	13
Extra Space Storage, Inc.(ö)	6,120	356	McKesson Corp.	9,600	1,953
Fidelity National Information Services, Inc.	11,500	671	Medtronic, Inc.	4,819	328
Goldman Sachs Group, Inc. (The)	46,023	8,744	Merck & Co., Inc.	65,247	3,780
Hartford Financial Services Group, Inc.	135,760	5,373	Mylan, Inc.(Æ)	2,000	107
Highwoods Properties, Inc.(ö)	11,240	482	PerkinElmer, Inc.	2,100	91
Intercontinental Exchange, Inc.	27,889	5,809	Perrigo Co. PLC	34,572	5,582
Invesco, Ltd.	33,700	1,364	Pfizer, Inc.	229,135	6,863
JPMorgan Chase & Co.	218,434	13,211	Regeneron Pharmaceuticals, Inc.(Æ)	10,794	4,250
Kilroy Realty Corp.(ö)	9,100	616	Sanofi - ADR	175,579	8,119
Lincoln National Corp.	4,840	265	St. Jude Medical, Inc.	62,971	4,041
Loews Corp.	55,100	2,402	Stryker Corp.	18,925	1,657
Markel Corp.(Æ)	9,116	6,298	Teva Pharmaceutical Industries, Ltd. - ADR	86,850	4,904
Marsh & McLennan Cos., Inc.	27,660	1,504	Thermo Fisher Scientific, Inc.	58,686	6,900
MasterCard, Inc. Class A	18,270	1,530	UnitedHealth Group, Inc.	115,831	11,005
MetLife, Inc.	249,093	13,511	Vertex Pharmaceuticals, Inc.(Æ)	8,600	969
Morgan Stanley	81,232	2,839	WellPoint, Inc.	63,556	8,052
PNC Financial Services Group, Inc. (The)	40,510	3,500	Zoetis, Inc. Class A	13,700	509
Prologis, Inc.(ö)	25,040	1,043			151,412
Prudential Financial, Inc.	13,244	1,173
Realogy Holdings Corp.(Æ)	191,192	7,841	Materials and Processing - 4.6%
Simon Property Group, Inc.(ö)	10,970	1,966	Agrium, Inc.	21,600	2,113
State Street Corp.	112,668	8,502	Air Products & Chemicals, Inc.	33,360	4,492
SunTrust Banks, Inc.	6,350	248	Alcoa, Inc.	100,290	1,681
SVB Financial Group(Æ)	2,100	235	AngloGold Ashanti, Ltd. - ADR(Æ)	66,050	546
TD Ameritrade Holding Corp.	6,600	223	Axiall Corp.	5,720	231
Thomson Reuters Corp.	3,730	139	Ball Corp.	3,000	193
Travelers Cos., Inc. (The)	657	66	CF Industries Holdings, Inc.	1,700	442
Twenty-First Century Fox, Inc.(Æ)	37,300	1,286	Crown Holdings, Inc.(Æ)	16,700	801
Unum Group	114,160	3,820	Dow Chemical Co. (The)	180,211	8,903
US Bancorp	11,418	486	Ecolab, Inc.	96,153	10,695
Visa, Inc. Class A	80,556	19,449	EI du Pont de Nemours & Co.	16,516	1,142
Wells Fargo & Co.	370,158	19,652	Fastenal Co.	125,630	5,533
Zions Bancorporation	70,850	2,052	Freeport-McMoRan, Inc.	23,133	659
		244,048	Ingersoll-Rand PLC	38,600	2,417
			LyondellBasell Industries NV Class A	107	10
Health Care - 12.0%			Martin Marietta Materials, Inc.	2,440	285
Abbott Laboratories	72,784	3,173	Masco Corp.	34,250	756
AbbVie, Inc.	96,897	6,149	Monsanto Co.	68,796	7,914
Actavis PLC(Æ)	4,017	975	Pentair PLC(Æ)	6,410	430
Aetna, Inc.	11,638	960	PPG Industries, Inc.	2,130	434
Alexion Pharmaceuticals, Inc.(Æ)	7,739	1,481	Praxair, Inc.	32,234	4,061
Allergan, Inc.	41,483	7,884	Precision Castparts Corp.	15,896	3,508
Amgen, Inc.	98,131	15,915	Southern Copper Corp.	672	19

			See accompanying notes which are an integral part of the financial statements.
			Russell Tax-Managed U.S. Large Cap Fund 305

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
United States Steel Corp.	25,530	1,022	EMC Corp.	329,597	9,469
		58,287	Equinix, Inc.	30,502	6,372
			Facebook, Inc. Class A(Æ)	36,672	2,750
Producer Durables - 10.7%			Freescale Semiconductor, Ltd.(Æ)	7,400	147
3M Co.	6,010	924	Google, Inc. Class C(Æ)	39,606	22,232
Accenture PLC Class A	25,922	2,103	Hewlett-Packard Co.	37,670	1,352
American Airlines Group, Inc.	4,608	191	Intel Corp.	7,221	246
Automatic Data Processing, Inc.	100,120	8,188	International Business Machines Corp.	8,660	1,424
B/E Aerospace, Inc.(Æ)	87,195	6,492	Intuit, Inc.	51,689	4,549
Boeing Co. (The)	3,690	461	KLA-Tencor Corp.	11,520	912
Canadian Pacific Railway, Ltd.	6,600	1,371	Lam Research Corp.	27,130	2,112
Caterpillar, Inc.	2,432	247	LinkedIn Corp. Class A(Æ)	9,753	2,233
CSX Corp.	95,131	3,389	Micron Technology, Inc.(Æ)	369	12
Cummins, Inc.	702	103	Microsoft Corp.	422,867	19,854
Danaher Corp.	4,171	335	Oracle Corp.	468,431	18,292
Deere & Co.	6,351	543	QUALCOMM, Inc.	193,147	15,164
Delta Air Lines, Inc.	144,346	5,807	Red Hat, Inc.(Æ)	77,723	4,579
Eaton Corp. PLC	32,700	2,236	Salesforce.com, Inc.(Æ)	66,304	4,243
Emerson Electric Co.	44,990	2,882	SanDisk Corp.	8,730	822
FedEx Corp.	2,119	355	SAP SE - ADR	64,249	4,377
Flowserve Corp.	4,020	273	Teradyne, Inc.	149,400	2,749
Fluor Corp.	37,670	2,499	Texas Instruments, Inc.	1,909	95
General Dynamics Corp.	1,967	275	Twitter, Inc.(Æ)	2,959	123
General Electric Co.	435,547	11,241	VMware, Inc. Class A(Æ)	3,820	319
Honeywell International, Inc.	208,951	20,084	Xilinx, Inc.	5,800	258
Illinois Tool Works, Inc.	4,454	405	Yahoo!, Inc.(Æ)	2,748	127
L-3 Communications Holdings, Inc.	6,000	729			172,551
Lockheed Martin Corp.	1,729	329
Mettler-Toledo International, Inc.(Æ)	23,853	6,165	Utilities - 4.1%
Norfolk Southern Corp.	13,867	1,534	American Electric Power Co., Inc.	11,179	652
Northrop Grumman Corp.	1,327	183	AT&T, Inc.	71,379	2,487
PACCAR, Inc.	77,000	5,030	Calpine Corp.(Æ)	318,567	7,270
Parker-Hannifin Corp.	800	102	Canadian Natural Resources, Ltd.	64,300	2,243
Raytheon Co.	23,389	2,430	CenterPoint Energy, Inc.	24,400	599
Sensata Technologies Holding NV(Æ)	201,729	9,846	CenturyLink, Inc.	56,265	2,334
SPX Corp.	4,600	436	CMS Energy Corp.	27,650	903
TransDigm Group, Inc.	32,271	6,036	Dominion Resources, Inc.	34,814	2,482
Tyco International, Ltd.	121,357	5,210	Duke Energy Corp.	18,671	1,534
Union Pacific Corp.	114,598	13,345	Edison International	26,200	1,640
United Continental Holdings, Inc.(Æ)	14,980	791	Entergy Corp.	10,340	869
United Parcel Service, Inc. Class B	5,737	602	Exelon Corp.	57,052	2,087
United Technologies Corp.	99,629	10,660	NextEra Energy, Inc.	35,151	3,523
Waste Management, Inc.	4,229	207	NiSource, Inc.	32,200	1,354
WW Grainger, Inc.	3,070	758	NRG Energy, Inc.	94,300	2,827
		134,797	PG&E Corp.	11,449	576
			Sempra Energy	14,900	1,639
Technology - 13.6%			Southern Co.	24,974	1,158
Adobe Systems, Inc.(Æ)	105,376	7,389	Talisman Energy, Inc.	439,550	2,804
Analog Devices, Inc.	91,540	4,542	Verizon Communications, Inc.	263,215	13,226
Apple, Inc.	180,453	19,489	Windstream Holdings, Inc.	4,079	43
Applied Materials, Inc.	28,900	638			52,250
Avago Technologies, Ltd. Class A	30,330	2,616
Broadcom Corp. Class A	36,440	1,526	Total Common Stocks
CA, Inc.	124,300	3,612	(cost $892,184)		1,170,666
Cisco Systems, Inc.	228,988	5,603
Citrix Systems, Inc.(Æ)	12,730	818	Short-Term Investments - 7.9%
Cognizant Technology Solutions Corp. Class			Russell U.S. Cash Management Fund	100,561,557(8)	100,562
A(Æ)	29,400	1,436	Total Short-Term Investments
Corning, Inc.	3,445	70	(cost $100,562)		100,562

See accompanying notes which are an integral part of the financial statements.
306 Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($) or	Value
Shares	$
Total Investments 100.4%
(identified cost $992,746)	1,271,228

Other Assets and Liabilities, Net
-(0.4%)	(5,650)
Net Assets - 100.0%	1,265,578

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
		Number of	Notional		Expiration	(Depreciation)
		Contracts	Amount		Date	$
Long Positions
S&P Mid 500 E-Mini Index Futures		925	USD	93,027	12/14	2,013
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						2,013

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$164,138	$—	$—		$164,138	13.0
Consumer Staples	96,767	—	—		96,767	7.6
Energy	96,416	—	—		96,416	7.6
Financial Services	244,048	—	—		244,048	19.3
Health Care	151,412	—	—		151,412	12.0
Materials and Processing	58,287	—	—		58,287	4.6
Producer Durables	134,797	—	—		134,797	10.7
Technology	172,551	—	—		172,551	13.6
Utilities	52,250	—	—		52,250	4.1
Short-Term Investments	—	100,562	—		100,562	7.9
Total Investments	1,170,666	100,562	—		1,271,228	100.4
Other Assets and Liabilities, Net						(0.4)
						100.0
Other Financial Instruments
Futures Contracts	2,013	—	—		2,013	0.2
Total Other Financial Instruments*	$2,013	$—	$—		$2,013

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

308 Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$2,013

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$11,398

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$99

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 309

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1,054	$	— $	1,054
Total	$1,054	$	— $	1,054

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Merrill Lynch	$1,054	$	— $	— $	1,054
Total	$1,054	$	— $	— $	1,054

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

310 Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$992,746
Investments, at fair value(>)	1,271,228
Cash (restricted)(a)	4,802
Receivables:
Dividends and interest	1,211
Dividends from affiliated Russell funds	8
Investments sold	6,795
Fund shares sold	2,939
Variation margin on futures contracts	1,054
Prepaid expenses	2
Total assets	1,288,039

Liabilities
Payables:
Investments purchased	20,967
Fund shares redeemed	427
Accrued fees to affiliates	991
Other accrued expenses	76
Total liabilities	22,461

Net Assets	$1,265,578

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$6,002
Accumulated net realized gain (loss)	52,121
Unrealized appreciation (depreciation) on:
Investments	278,482
Futures contracts	2,013
Shares of beneficial interest	394
Additional paid-in capital	926,566
Net Assets	$1,265,578
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$31.83
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$33.77
Class A — Net assets	$18,675,791
Class A — Shares outstanding ($.01 par value)	586,716
Net asset value per share: Class C(#)	$30.40
Class C — Net assets	$19,360,281
Class C — Shares outstanding ($.01 par value)	636,903
Net asset value per share: Class E(#)	$31.95
Class E — Net assets	$45,650,469
Class E — Shares outstanding ($.01 par value)	1,428,933
Net asset value per share: Class S(#)	$32.13
Class S — Net assets	$ 1,181,891,342
Class S — Shares outstanding ($.01 par value)	36,784,523
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$100,562
(a) Cash Collateral for Futures	$4,802
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

312 Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$17,451
Dividends from affiliated Russell funds	74
Securities lending income	5
Total investment income	17,530

Expenses
Advisory fees	7,268
Administrative fees	494
Custodian fees	169
Distribution fees - Class A	37
Distribution fees - Class C	131
Transfer agent fees - Class A	30
Transfer agent fees - Class C	35
Transfer agent fees - Class E	83
Transfer agent fees - Class S	1,929
Professional fees	57
Registration fees	119
Shareholder servicing fees - Class C	44
Shareholder servicing fees - Class E	104
Trustees’ fees	23
Printing fees	35
Miscellaneous	56
Total expenses	10,614
Net investment income (loss)	6,916

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	75,260
Futures contracts	11,398
Net realized gain (loss)	86,658
Net change in unrealized appreciation (depreciation) on:
Investments	47,098
Futures contracts	99
Net change in unrealized appreciation (depreciation)	47,197
Net realized and unrealized gain (loss)	133,855
Net Increase (Decrease) in Net Assets from Operations	$140,771

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,916	$3,280
Net realized gain (loss)	86,658	37,041
Net change in unrealized appreciation (depreciation)	47,197	117,385
Net increase (decrease) in net assets from operations	140,771	157,706

Distributions
From net investment income
Class A	(15)	(43)
Class E	(58)	(105)
Class S	(2,947)	(3,206)
Net decrease in net assets from distributions	(3,020)	(3,354)

Share Transactions*
Net increase (decrease) in net assets from share transactions	306,318	153,854
Total Net Increase (Decrease) in Net Assets	444,069	308,206

Net Assets
Beginning of period	821,509	513,303
End of period	$1,265,578	$821,509
Undistributed (overdistributed) net investment income included in net assets	$6,002	$2,106

See accompanying notes which are an integral part of the financial statements.

314 Russell Tax-Managed U.S. Large Cap Fund

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Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	260	$7,781	231	$5,483
Proceeds from reinvestment of distributions	—**	15	2	43
Payments for shares redeemed	(91)	(2,722)	(76)	(1,873)
Net increase (decrease)	169	5,074	157	3,653
Class C
Proceeds from shares sold	204	5,834	134	3,208
Payments for shares redeemed	(125)	(3,609)	(80)	(1,920)
Net increase (decrease)	79	2,225	54	1,288
Class E
Proceeds from shares sold	387	11,609	465	11,750
Proceeds from reinvestment of distributions	2	57	5	103
Payments for shares redeemed	(262)	(7,965)	(232)	(5,866)
Net increase (decrease)	127	3,701	238	5,987
Class S
Proceeds from shares sold	14,141	427,200	10,405	258,822
Proceeds from reinvestment of distributions	99	2,886	137	3,097
Payments for shares redeemed	(4,449)	(134,768)	(4,788)	(118,993)
Net increase (decrease)	9,791	295,318	5,754	142,926
Total increase (decrease)	10,166	$306,318	6,203	$153,854

**	Less than 500

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund 315

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Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2014	27.84	.13	3.90	4.03	(.04)	(.04)
October 31, 2013	22.11	.06	5.79	5.85	(.12)	(.12)
October 31, 2012	19.49	.06	2.58	2.64	(.02)	(.02)
October 31, 2011	18.15	.02	1.38	1.40	(.06)	(.06)
October 31, 2010(1)	16.60	—	1.55	1.55	—	—

Class C
October 31, 2014	26.76	(.09)	3.73	3.64	—	—
October 31, 2013	21.29	(.11)	5.58	5.47	—	—
October 31, 2012	18.88	(.08)	2.49	2.41	—	—
October 31, 2011	17.65	(.12)	1.35	1.23	—	—
October 31, 2010	15.16	(.09)	2.58	2.49	—	—

Class E
October 31, 2014	27.95	.14	3.90	4.04	(.04)	(.04)
October 31, 2013	22.17	.07	5.81	5.88	(.10)	(.10)
October 31, 2012	19.53	.08	2.57	2.65	(.01)	(.01)
October 31, 2011	18.15	.02	1.40	1.42	(.04)	(.04)
October 31, 2010	15.54	.03	2.66	2.69	(.08)	(.08)

Class S
October 31, 2014	28.10	.21	3.92	4.13	(.10)	(.10)
October 31, 2013	22.28	.13	5.84	5.97	(.15)	(.15)
October 31, 2012	19.63	.13	2.58	2.71	(.06)	(.06)
October 31, 2011	18.24	.07	1.40	1.47	(.08)	(.08)
October 31, 2010	15.61	.08	2.66	2.74	(.11)	(.11)

See accompanying notes which are an integral part of the financial statements.

316 Russell Tax-Managed U.S. Large Cap Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

31.83	14.48	18,676	1.24	1.24	.45	63
27.84	26.60	11,631	1.24	1.24	.25	35
22.11	13.54	5,765	1.23	1.23	.29	48
19.49	7.73	2,682	1.24	1.24	.10	58
18.15	9.34	729	1.24	1.24	(.01)	82

30.40	13.60	19,360	1.99	1.99	(.30)	63
26.76	25.69	14,927	1.99	1.98	(.46)	35
21.29	12.71	10,733	1.98	1.94	(.39)	48
18.88	7.03	9,217	2.01	1.95	(.64)	58
17.65	16.42	10,996	1.99	1.91	(.55)	82

31.95	14.48	45,651	1.24	1.24	.45	63
27.95	26.61	36,395	1.24	1.23	.29	35
22.17	13.57	23,578	1.23	1.19	.36	48
19.53	7.82	20,474	1.26	1.20	.12	58
18.15	17.36	19,744	1.24	1.16	.19	82

32.13	14.75	1,181,891.99		.99	.70	63
28.10	26.94	758,556.99		.98	.53	35
22.28	13.84	473,227.98		.94	.61	48
19.63	8.04	400,643	1.01	.95	.36	58
18.24	17.65	362,585.99		.91	.44	82

See accompanying notes which are an integral part of the financial statements.

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class			Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
A‡
	Total			Total
	Return			Return
1 Year	0.60%		1 Year	7.01%
5 Years	16.37	%§	5 Years	18.08	%§
10 Years	8.85	%§	10 Years	9.78	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class C			Russell 2500TM Index**
	Total			Total
	Return			Return
1 Year	5.95%		1 Year	10.23%
5 Years	16.92	%§	5 Years	18.40	%§
10 Years	8.68	%§	10 Years	9.68	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class E
	Total
	Return
1 Year	6.77%
5 Years	17.78	%§
10 Years	9.50	%§

318 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the	produce strong positive returns, while the beginning of 2014
“Fund”) employs a multi-manager approach whereby portions of	introduced higher price volatility with more modest returns that
the Fund are allocated to different money manager strategies. A	eventually turned negative towards the end of the 2014 fiscal
money manager may have (1) a discretionary asset management	year. At the beginning of 2014, the Fund decreased its beta (beta
assignment pursuant to which it is allocated a portion of Fund	is a measure of a portfolio’s volatility and its sensitivity to the
assets to manage directly or (2) a non-discretionary assignment	direction of the market) and growth exposures while continuing
pursuant to which it provides a model portfolio to RIMCo	to emphasize higher quality measures (lower leverage and
representing its investment recommendations, based upon which	higher returns-on-equity) within cyclical sectors. Growth stocks
RIMCo purchases and sells securities for a Fund. Fund assets	narrowly outperformed value stocks and defensive stocks beat
not allocated to discretionary money managers are managed	dynamic stocks for the fiscal year, which contributed negatively to
by Russell Investment Management Company (“RIMCo”), the	the Fund’s value tilt and aided the Fund’s exposure toward stocks
Fund’s advisor. RIMCo may change the allocation of the Fund’s	with lower betas. The Fund’s emphasis on stocks with higher
assets among money managers at any time. An exemptive order	quality measures was mixed, as stocks with modest amounts of
from the Securities and Exchange Commission (“SEC”) permits	leverage and lower returns-on-equity outperformed.
RIMCo to engage or terminate a money manager at any time,	With the continuation of the economic recovery in mind, the
subject to approval by the Fund’s Board, without a shareholder	Fund was underweight in most of the sectors that are traditionally
vote. Pursuant to the terms of the exemptive order, the Fund is	considered to be “non-cyclical” and/or interest rate sensitive.
required to notify its shareholders within 90 days of when a money	However, certain segments that tend to be viewed as “bond
manager begins providing services. As of October 31, 2014, the	substitutes,” due to their income producing qualities, such as
Fund had four money managers.	utilities and real estate investment trusts (REITs), outperformed
What is the Fund’s investment objective?	given the decline in interest rates and this detracted from the
The Fund seeks to provide long term capital growth on an after-	Fund’s benchmark-relative performance.
tax basis.	How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2014?	relative performance?
For the fiscal year ended October 31, 2014, the Fund’s Class	Stock selection effects within the producer durables, consumer
A, Class C, Class E and Class S Shares gained 6.73%, 5.95%,	staples and financial services sectors detracted from the Fund’s
6.77% and 7.01%, respectively. This is compared to the Fund’s	benchmark-relative return for the fiscal year. The Fund’s
benchmark, the Russell 2500™ Index, which gained 10.23%	underweight to interest rate sensitive sectors, namely utilities
during the same period. The Fund’s performance includes	and REITs, and overweight to the consumer discretionary sector,
operating expenses, whereas index returns are unmanaged and	was penalized. An overweight to health care and stock selection
do not include expenses of any kind.	within the materials and processing sectors added value.
For the fiscal year ended October 31, 2014, the Morningstar®	Chartwell Investment Partners (“Chartwell”) outperformed
Small Growth, a group of funds that Morningstar considers to have	the Russell 2500™ Value Index for the fiscal year. Chartwell
investment strategies similar to those of the Fund, gained 5.84%.	continued to find opportunities within energy services, regional
These results serve as peer comparisons and are expressed net of	banking and consumer discretionary sectors. Chartwells’s
operating expenses.	exposure to stocks with lower beta and higher price momentum than the benchmark was rewarded. An underweight to utilities
RIMCo may assign a money manager a specific style or	and information technology detracted.
capitalization benchmark other than the Fund’s index. However,
the Fund’s primary index remains the benchmark for the Fund	Netols Asset Management, Inc. (“Netols”) outperformed the
and is representative of the aggregate of each money manager’s	Russell 2000® Value Index for the fiscal year. Stock selection
benchmark index.	within transportation and freight, computer software and health care services industries added value. An overweight exposure to
How did the market conditions described in the Market	railroad equipment and health care stocks added value. From a
Summary report affect the Fund’s performance?	factor perspective, exposure to the larger capitalization stocks in
The fiscal year ended October 31, 2014 saw the Fund	the Russell 2000® Value Index was beneficial. An underweight to
underperform the Russell 2500™ Index. Through the end of	utilities detracted.
2013, the U.S. small and mid cap equity market continued to

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Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Summit Creek Advisors, LLC (“Summit Creek”) underperformed	balance the Fund’s capitalization structure relative to the Russell
the Russell 2500™ Growth Index for the fiscal year. An overweight	2500™ Index while targeting stocks with lower volatility, lower
exposure to the technology sector and holdings within producer	valuations and higher quality measures (e.g., stocks with lower
durables and energy detracted. Summit Creek’s underweight to	leverage than the index). The positioning strategy outperformed
stocks with the highest leverage and overweight to near-term	the Russell 2500™ Index for the portion of the fiscal year that it
price momentum detracted.	was implemented in the Fund.
Luther King Capital Management Corporation (“Luther King”)	During the period, RIMCo equitized Fund and manager cash using
was hired in March 2014 and underperformed the Russell 2500™	index futures contracts to ensure that the Fund had full market
Growth Index for the portion of the fiscal year that it was a money	exposure. This had a positive impact on the Fund’s performance.
manager in the Fund. An underweight to information technology
and biotechnology industries and an overweight to energy and	Describe any changes to the Fund’s structure or the money
consumer staples sectors detracted. Exposure to stocks with	manager line-up.
higher beta than the benchmark detracted.	In March 2014, Chartwell’s benchmark was changed from the
Russell 2000® Value Index to the Russell 2500™ Value Index in
Parametric Portfolio Associates (“Parametric”) was terminated	order to align the manager’s benchmark to the Fund’s benchmark.
in June 2014 and underperformed the Russell 2500™ Index for
the portion of the fiscal year that it was a money manager in the	In March 2014, RIMCo hired Luther King and terminated
Fund. Holdings within computer software, pharmaceuticals and	Turner. RIMCo made this manager change in order to seek to
biotechnology and producer durables detracted.	improve the Fund’s tax-efficiency. Luther King was hired as a non-discretionary sub-advisor to the Fund, pursuant to which
RIMCo manages the portion of the Fund’s assets that RIMCo	Luther King provides a model portfolio to RIMCo representing
determines not to allocate to the money managers. Assets not	its investment recommendations and based upon which RIMCo
allocated to managers include assets managed by RIMCo based	purchases and sells securities for the Fund.
upon model portfolios provided by non-discretionary money
managers, the Fund’s liquidity reserves and assets which may be	In June 2014, RIMCo terminated Parametric as a money manager
managed directly by RIMCo to modify the Fund’s overall portfolio	for the Fund and implemented the	tax-managed positioning
characteristics to seek to achieve the desired risk/return profile	strategy described above.
for the Fund.	In August 2014, RIMCo implemented the additional positioning
In June 2014, RIMCo implemented a tax-managed positioning	strategy described above.
strategy in connection with its termination of Parametric. This	Money Managers as of October 31,
strategy employs quantitative analysis to select a diversified	2014	Styles
portfolio of market-oriented, mid and small cap stocks that
	Chartwell Investment Partners	Value
are intended to broadly track the performance of the Fund’s	Luther King Capital Management
index, while using active tax management strategies to seek to	Corporation	Growth
improve total Fund after-tax returns. The strategy uses active tax	Netols Asset Management Inc.	Value
management strategies such as deferral of gains, management of	Summit Creek Advisors LLC	Growth
wash sales, tax loss harvesting and tax lot swapping in order to	The views expressed in this report reflect those of the portfolio
seek to improve tax efficiency at the total Fund level.	managers only through the end of the period covered by
The strategy underperformed the Russell 2500™ Index for	the report. These views do not necessarily represent the
the portion of the fiscal year that it implemented in the Fund.	views of RIMCo, or any other person in RIMCo or any other
Stock selection within producer durables, health care and	affiliated organization. These views are subject to change
information technology sectors detracted. An overweight to the	at any time based upon market conditions or other events,
poor performing energy sector also detracted. However, through	and RIMCo disclaims any responsibility to update the views
its tax loss harvesting activities, RIMCo was able to harvest a	contained herein. These views should not be relied on as
substantial amount of losses that the Fund would not have been	investment advice and, because investment decisions for
able to realize under the prior structure, which improved the	a Russell Investment Company (“RIC”) Fund are based on
Fund’s after tax returns.	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.
In August 2014, RIMCo implemented a separate positioning
strategy to express RIMCo’s preferred exposures by seeking to

320 Russell Tax-Managed U.S. Mid and Small Cap Fund

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Russell Tax-Managed U.S. Mid and Small Cap Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	Russell 2500TM Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500TM Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,040.30	$1,017.49
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$7.87	$7.78

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,036.70	$1,013.86
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$11.55	$11.42
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.25%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,040.80	$1,017.64
	Expenses Paid During Period*	$7.72	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

322 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,041.90	$1,018.90
Expenses Paid During Period*	$6.43	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

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Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
Common Stocks - 91.7%			Hanesbrands, Inc.	5,428	573
Consumer Discretionary - 13.8%			Haverty Furniture Cos., Inc.	708	16
1-800-Flowers.com, Inc. Class A(Æ)	16,643	134	Helen of Troy, Ltd.(Æ)	13,050	807
Aaron's, Inc. Class A	5,967	148	Hertz Global Holdings, Inc.(Æ)	6,972	153
AMC Entertainment Holdings, Inc. Class A	6,575	167	Hillenbrand, Inc.	31,864	1,061
AMC Networks, Inc. Class A(Æ)	109	7	HomeAway, Inc.(Æ)	1,075	38
American Eagle Outfitters, Inc.	2,217	29	HSN, Inc.	816	54
American Public Education, Inc.(Æ)	572	18	Hyatt Hotels Corp. Class A(Æ)	2,601	154
ANN, Inc.(Æ)	25,330	972	Iconix Brand Group, Inc.(Æ)	6,240	250
Asbury Automotive Group, Inc.(Æ)	291	20	International Game Technology	2,371	39
Bally Technologies, Inc.(Æ)	640	51	Interpublic Group of Cos., Inc. (The)	14,186	275
Barnes & Noble, Inc.(Æ)	7,464	163	Jack in the Box, Inc.	18,836	1,338
Beazer Homes USA, Inc.(Æ)	5,350	96	Jarden Corp.(Æ)	1,488	97
Bed Bath & Beyond, Inc.(Æ)	254	17	John Wiley & Sons, Inc. Class A(Æ)	3,050	178
Big Lots, Inc.	927	42	Kate Spade & Co.(Æ)	26,352	715
Biglari Holdings, Inc.(Æ)	267	93	La Quinta Holdings, Inc.(Æ)	51,527	1,052
Brinker International, Inc.	5,264	282	Lamar Advertising Co. Class A	2,956	153
Buffalo Wild Wings, Inc.(Æ)	6,100	911	LeapFrog Enterprises, Inc. Class A(Æ)	2,599	14
Burger King Worldwide, Inc.(Ñ)	3,019	99	Leggett & Platt, Inc.	1,002	39
Burlington Stores, Inc.(Æ)	1,109	47	Liberty Media Corp. Class A(Æ)	4,459	214
Cabela's, Inc.(Æ)(Ñ)	17,208	826	Liberty Media Corp.(Æ)	5,508	264
Cablevision Systems Corp. Class A	3,394	63	Liberty Ventures Class A(Æ)	1,972	69
Callaway Golf Co.	14,551	114	Life Time Fitness, Inc.(Æ)(Ñ)	2,971	166
Capella Education Co.	20,402	1,443	Live Nation Entertainment, Inc.(Æ)	602	16
CarMax, Inc.(Æ)	3,653	204	LKQ Corp.(Æ)	46,473	1,328
Carter's, Inc.	11,919	931	Lumber Liquidators Holdings, Inc.(Æ)(Ñ)	13,742	739
Cheesecake Factory, Inc. (The)	16,639	764	Madison Square Garden Co. (The) Class A(Æ)	515	39
Chico's FAS, Inc.	10,882	164	Matthews International Corp. Class A	13,450	620
Columbia Sportswear Co.	436	17	Monro Muffler Brake, Inc.	19,383	1,036
Conversant, Inc.(Æ)	6,302	222	Motorcar Parts of America, Inc.(Æ)	26,471	769
Cooper Tire & Rubber Co.	4,271	138	Murphy USA, Inc.(Æ)	16	1
Coty, Inc. Class A(Æ)	1,704	28	National Presto Industries, Inc.	255	16
Dana Holding Corp.	9,122	187	New Media Investment Group, Inc.	978	19
Deckers Outdoor Corp.(Æ)	8,225	719	Nu Skin Enterprises, Inc. Class A	744	39
DeVry Education Group, Inc.	20,617	998	NVR, Inc.(Æ)	61	75
Dick's Sporting Goods, Inc.	681	31	Office Depot, Inc.(Æ)	3,315	17
Dillard's, Inc. Class A	573	61	Outerwall, Inc.(Æ)	220	14
Domino's Pizza, Inc.	11,166	991	Panera Bread Co. Class A(Æ)	414	67
Dorman Products, Inc.(Æ)(Ñ)	29,068	1,348	PetSmart, Inc.	1,692	122
DR Horton, Inc.	1,552	35	Polaris Industries, Inc.	6,166	930
DreamWorks Animation SKG, Inc. Class			Pool Corp.	13,250	791
A(Æ)	5,210	116	PulteGroup, Inc.	17,628	338
Drew Industries, Inc.	357	17	PVH Corp.	580	66
Dunkin' Brands Group, Inc.	1,169	53	Ralph Lauren Corp. Class A	95	16
Ethan Allen Interiors, Inc.	45,969	1,301	Red Robin Gourmet Burgers, Inc.(Æ)	2,684	148
Five Below, Inc.(Æ)(Ñ)	17,296	690	Revlon, Inc. Class A(Æ)	1,384	47
Foot Locker, Inc.	3,108	174	Ross Stores, Inc.	2,423	196
Fossil Group, Inc.(Æ)	311	32	Sally Beauty Holdings, Inc.(Æ)	62,068	1,819
GameStop Corp. Class A(Ñ)	916	39	Service Corp. International	12,050	264
Gannett Co., Inc.	32,893	1,036	Shoe Carnival, Inc.	6,564	121
Garmin, Ltd.	314	17	Shutterfly, Inc.(Æ)	25,345	1,060
Gentex Corp.	6,490	212	Signet Jewelers, Ltd.	3,381	406
Gentherm, Inc.(Æ)	38,134	1,590	Skechers U.S.A., Inc. Class A(Æ)	489	27
Genuine Parts Co.	183	18	Stamps.com, Inc.(Æ)	504	19
G-III Apparel Group, Ltd.(Æ)	15,400	1,222	Standard Motor Products, Inc.	465	18
Goodyear Tire & Rubber Co. (The)	9,881	239	Starz(Æ)	5,402	167
GoPro, Inc. Class A(Æ)	451	35	Stein Mart, Inc.	1,370	18
Grand Canyon Education, Inc.(Æ)	5,539	265	Sturm Ruger & Co., Inc.	346	14
Guess?, Inc.	2,150	48	Superior Industries International, Inc.	882	17

See accompanying notes which are an integral part of the financial statements.
324 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Tempur Sealy International, Inc.(Æ)	363	19	Matador Resources Co.(Æ)	28,774	698
Tenneco, Inc.(Æ)	20,282	1,062	McDermott International, Inc.(Æ)	217,555	835
Tiffany & Co.	1,713	165	Memorial Resource Development Corp.(Æ)	32,039	868
TiVo, Inc.(Æ)	12,831	167	Newfield Exploration Co.(Æ)	1,855	61
Toll Brothers, Inc.(Æ)	42,800	1,367	Oceaneering International, Inc.	3,328	234
Tractor Supply Co.	6,838	501	Oil States International, Inc.(Æ)	2,561	153
TRW Automotive Holdings Corp.(Æ)	837	85	Peabody Energy Corp.	2,327	24
Tumi Holdings, Inc.(Æ)	35,927	746	Renewable Energy Group, Inc.(Æ)	15,494	163
Tupperware Brands Corp.	2,897	185	Rice Energy, Inc.(Æ)	1,207	32
Ulta Salon Cosmetics & Fragrance, Inc.(Æ)	4,987	602	Rosetta Resources, Inc.(Æ)	3,716	141
Under Armour, Inc. Class A(Æ)	1,557	102	SandRidge Energy, Inc.(Æ)	7,319	29
Vail Resorts, Inc.	589	51	SemGroup Corp. Class A	625	48
Vistaprint NV(Æ)	544	36	SunCoke Energy, Inc.(Æ)	7,348	176
WABCO Holdings, Inc.(Æ)	175	17	SunPower Corp. Class A(Æ)(Ñ)	7,412	236
WCI Communities, Inc.(Æ)	873	16	Superior Energy Services, Inc.	36,430	916
Williams-Sonoma, Inc.	1,726	112	Synergy Resources Corp.(Æ)	12,491	152
Wolverine World Wide, Inc.	8,200	223	TerraForm Power, Inc. Class A(Æ)	1,107	32
Wyndham Worldwide Corp.	2,673	208	Tesoro Corp.	3,098	221
		44,466	Weatherford International PLC(Æ)	103,800	1,704
			Western Refining, Inc.	699	32
Consumer Staples - 3.5%			Whiting Petroleum Corp.(Æ)	3,134	192
Boulder Brands, Inc.(Æ)	102,404	909	Willbros Group, Inc.(Æ)	102,226	600
Casey's General Stores, Inc.	31,935	2,614	World Fuel Services Corp.	3,772	156
Constellation Brands, Inc. Class A(Æ)	2,422	222			13,104
Energizer Holdings, Inc.	1,144	140
Fresh Market, Inc. (The)(Æ)(Ñ)	28,840	1,059	Financial Services - 21.0%
GNC Holdings, Inc. Class A	379	16	Advent Software, Inc.	5,097	176
Hain Celestial Group, Inc. (The)(Æ)	2,875	311	Affiliated Managers Group, Inc.(Æ)	3,810	761
Herbalife, Ltd.(Ñ)	1,212	64	Alexandria Real Estate Equities, Inc.(ö)	390	32
JM Smucker Co. (The)	1,628	169	Alleghany Corp.(Æ)	38	17
Monster Beverage Corp.(Æ)	2,242	226	Allied World Assurance Co. Holdings AG	442	17
Pilgrim's Pride Corp.(Æ)	892	25	Altisource Asset Management Corp.(Æ)	12	6
Pinnacle Foods, Inc.	285	10	American Equity Investment Life Holding
Safeway, Inc.	4,725	165	Co.	44,650	1,152
Snyders-Lance, Inc.	39,475	1,176	American Financial Group, Inc.	275	16
Spectrum Brands Holdings, Inc.	921	83	American National Insurance Co.	1,419	162
Sprouts Farmers Market, Inc.(Æ)	159	5	AmREIT, Inc. Class B(ö)	5,658	139
SUPERVALU, Inc.(Æ)	117,293	1,012	Apollo Investment Corp.(Ñ)	9,487	78
Tootsie Roll Industries, Inc.	5,797	172	Arch Capital Group, Ltd.(Æ)	768	43
TreeHouse Foods, Inc.(Æ)	24,088	2,052	Ares Capital Corp.	10,550	169
Vector Group, Ltd.	2,959	66	Argo Group International Holdings, Ltd.	21,594	1,205
WhiteWave Foods Co. (The) Class A(Æ)	24,959	929	Arthur J Gallagher & Co.	2,251	107
		11,425	Aspen Insurance Holdings, Ltd.	378	16
			Assurant, Inc.	246	17
Energy - 4.1%			Assured Guaranty, Ltd.	14,197	328
Athlon Energy, Inc.(Æ)	24,473	1,427	Astoria Financial Corp.	9,675	127
Basic Energy Services, Inc.(Æ)	8,450	109	Axis Capital Holdings, Ltd.	5,579	269
Bill Barrett Corp.(Æ)	48,685	740	BancFirst Corp.	246	16
Cabot Oil & Gas Corp.	4,672	145	Banco Latinoamericano de Comercio Exterior
Carrizo Oil & Gas, Inc.(Æ)	3,467	180	SA Class E	6,718	226
Cheniere Energy, Inc.(Æ)	3,515	264	BancorpSouth, Inc.	56,220	1,295
Civeo Corp.	5,074	62	Bank of Hawaii Corp.	276	16
CVR Energy, Inc.	351	17	Bank of the Ozarks, Inc.	38,820	1,368
Delek US Holdings, Inc.	1,427	48	Berkshire Hills Bancorp, Inc.	665	17
Dresser-Rand Group, Inc.(Æ)	869	71	Blackhawk Network Holdings, Inc. Class
Dril-Quip, Inc.(Æ)	14,590	1,312	A(Æ)	1,024	35
Exterran Holdings, Inc.	6,019	237	Boston Private Financial Holdings, Inc.	1,280	17
First Solar, Inc.(Æ)	4,411	260	Brixmor Property Group, Inc.(ö)	833	20
Laredo Petroleum, Inc.(Æ)(Ñ)	27,906	529	Broadridge Financial Solutions, Inc.	5,818	256

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 325

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value	Amount ($) or		Value
	Shares	$		Shares	$
Camden Property Trust(ö)	3,242	249	Fulton Financial Corp.	1,390	17
Capital Bank Financial Corp. Class A(Æ)	652	17	GAMCO Investors, Inc. Class A	2,247	186
Cardtronics, Inc.(Æ)	34,125	1,310	Genworth Financial, Inc. Class A(Æ)	84,713	1,185
Cash America International, Inc.	2,833	139	Getty Realty Corp.(ö)	916	17
Cass Information Systems, Inc.	360	17	Glacier Bancorp, Inc.	38,664	1,109
CBL & Associates Properties, Inc.(ö)	9,772	187	Global Payments, Inc.	781	63
CBOE Holdings, Inc.	3,885	229	Green Dot Corp. Class A(Æ)	7,567	181
Cedar Realty Trust, Inc.(ö)	20,389	140	Greenlight Capital Re, Ltd. Class A(Æ)	4,868	158
Central Pacific Financial Corp.	8,782	166	Hancock Holding Co.	483	17
Chesapeake Lodging Trust(ö)	28,669	947	Hanover Insurance Group, Inc. (The)	40,279	2,696
Chimera Investment Corp.(ö)	44,201	138	Harbinger Group, Inc.(Æ)	665	9
City National Corp.	24,404	1,921	Health Care, Inc.(ö)	1,344	96
CNA Financial Corp.	424	17	Healthcare Realty Trust, Inc.(ö)	19,335	512
CNO Financial Group, Inc.	947	17	Heartland Payment Systems, Inc.	416	21
CoBiz Financial, Inc.	1,406	17	Heritage Financial Corp.	8,234	144
Columbia Banking System, Inc.	5,350	149	Home Properties, Inc.(ö)	2,156	139
Columbia Property Trust, Inc.(ö)	426	11	Hudson City Bancorp, Inc.	17,006	164
Comerica, Inc.	15,410	736	Huntington Bancshares, Inc.	21,443	212
Commerce Bancshares, Inc.	352	16	Iberiabank Corp.	2,759	190
Community Bank System, Inc.	27,109	1,034	Imperial Holdings, Inc.(Æ)	12,830	80
Corrections Corp. of America(ö)	5,353	197	Inland Real Estate Corp.(ö)	14,388	153
Cullen/Frost Bankers, Inc.	204	16	iStar Financial, Inc.(Æ)(ö)	15,472	220
CVB Financial Corp.	10,947	173	Jack Henry & Associates, Inc.	502	30
DCT Industrial Trust, Inc.(ö)	213,400	1,829	Jones Lang LaSalle, Inc.	7,935	1,073
Duke Realty Corp.(ö)	1,172	22	Kansas City Life Insurance Co.	351	17
DuPont Fabros Technology, Inc.(ö)	9,425	292	Kayne Anderson Energy Development Co.(Ñ)	5,082	184
E*Trade Financial Corp.(Æ)	37,484	836	Kennedy-Wilson Holdings, Inc.	1,849	50
East West Bancorp, Inc.	469	17	KeyCorp	15,208	201
Education Realty Trust, Inc. Class A(ö)	76,743	864	Kilroy Realty Corp.(ö)	242	16
Endurance Specialty Holdings, Ltd.	17,623	1,021	Lakeland Financial Corp.	411	17
Equifax, Inc.	4,071	308	Liberty Property Trust(ö)	742	26
Equity Lifestyle Properties, Inc. Class A(ö)	1,461	72	Macerich Co. (The)(ö)	2,415	170
Essex Property Trust, Inc.(ö)	750	151	Markel Corp.(Æ)	428	296
Euronet Worldwide, Inc.(Æ)	15,381	825	MarketAxess Holdings, Inc.	488	32
EverBank Financial Corp.	874	17	MBIA, Inc.(Æ)	2,639	26
Evercore Partners, Inc. Class A	435	23	MFA Financial, Inc.(ö)	1,427	12
Everest Re Group, Ltd.	551	94	MGIC Investment Corp.(Æ)	168,929	1,507
Extra Space Storage, Inc.(ö)	5,406	314	Mid-America Apartment Communities, Inc.
Ezcorp, Inc. Class A(Æ)	16,053	181	(ö)	2,173	154
FactSet Research Systems, Inc.	364	48	Montpelier Re Holdings, Ltd.	508	17
Fair Isaac Corp.	17,317	1,079	Morningstar, Inc.	237	16
FBL Financial Group, Inc. Class A	358	18	MSCI, Inc. Class A	2,167	101
Federal Agricultural Mortgage Corp. Class C	4,640	155	NASDAQ OMX Group, Inc. (The)	2,676	116
Federal Realty Investment Trust(ö)	2,297	303	National Health Investors, Inc.(ö)	12,368	815
FelCor Lodging Trust, Inc.(ö)	101,881	1,093	National Retail Properties, Inc.(ö)	465	18
Fidelity & Guaranty Life	7,464	177	National Western Life Insurance Co. Class
Financial Engines, Inc.	25,559	1,019	A(Æ)	650	176
First Financial Bankshares, Inc.(Ñ)	8,720	277	Navigators Group, Inc. (The)(Æ)	2,541	173
First Financial Corp.	505	18	New York Mortgage Trust, Inc.(Ñ)(ö)	19,093	149
First Industrial Realty Trust, Inc.(ö)	82,703	1,615	NorthStar Asset Management Group, Inc.(Æ)	1,710	31
First Interstate BancSystem, Inc. Class A	5,890	173	NorthStar Realty Finance Corp.(ö)	4,038	75
First Midwest Bancorp, Inc.	25,974	436	Northwest Bancshares, Inc.	8,090	104
First Niagara Financial Group, Inc.	37,103	278	Old National Bancorp	48,211	701
Fiserv, Inc.(Æ)	22,500	1,563	Old Republic International Corp.	7,030	104
Flagstar Bancorp, Inc.(Æ)	12,562	197	OneBeacon Insurance Group, Ltd. Class
FNB Corp.	27,025	346	A(Æ)	571	9
FNF Group	7,383	220	Opus Bank(Æ)	161	4
FNFV Group(Æ)	2,460	33	Oritani Financial Corp.	8,387	124
Forest City Enterprises, Inc. Class A(Æ)	3,006	63	PacWest Bancorp	25,292	1,079

See accompanying notes which are an integral part of the financial statements.
326 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
PartnerRe, Ltd.	621	72	WesBanco, Inc.	527	18
Pebblebrook Hotel Trust(ö)	4,149	177	Westamerica Bancorporation(Ñ)	2,545	126
PennyMac Mortgage Investment Trust(ö)	6,200	134	White Mountains Insurance Group, Ltd.	84	52
People's United Financial, Inc.	1,098	16	Wintrust Financial Corp.	347	16
Platinum Underwriters Holdings, Ltd.	261	16	WP Carey, Inc.(ö)	556	38
Popular, Inc.(Æ)	8,414	268	WR Berkley Corp.	606	31
Post Properties, Inc.(ö)	3,782	212	WSFS Financial Corp.	2,677	211
PRA Group(Æ)	3,932	251	XL Group PLC Class A	4,714	160
PrivateBancorp, Inc. Class A	535	17	Zillow, Inc. Class A(Æ)	433	47
ProAssurance Corp.	355	17	Zions Bancorporation	26,882	779
Prosperity Bancshares, Inc.	6,470	391			67,517
Protective Life Corp.	1,541	107
Provident Financial Services, Inc.	971	18	Health Care - 10.8%
PS Business Parks, Inc.(ö)	10,510	885	AAC Holdings, Inc.(Æ)	6,760	147
Radian Group, Inc.(Ñ)	16,993	286	Acadia Healthcare Co., Inc.(Æ)	31,317	1,943
Raymond James Financial, Inc.	15,272	857	Actavis PLC(Æ)	829	201
Realogy Holdings Corp.(Æ)	1,393	57	Agios Pharmaceuticals, Inc.(Æ)	305	26
Reinsurance Group of America, Inc. Class A	2,725	230	Akorn, Inc.(Æ)	72,296	3,221
RenaissanceRe Holdings, Ltd.	514	53	Albany Molecular Research, Inc.(Æ)	43,869	1,020
Resource Capital Corp.(ö)	13,779	73	Alere, Inc.(Æ)	5,509	220
Retail Opportunity Investments Corp.(ö)	9,870	161	Alexion Pharmaceuticals, Inc.(Æ)	1,299	249
Retail Properties of America, Inc. Class A(ö)	122,111	1,916	Align Technology, Inc.(Æ)	13,895	731
Ryman Hospitality Properties, Inc.(Ñ)(ö)	4,049	200	Alkermes PLC(Æ)	1,874	95
SEI Investments Co.	441	17	Alnylam Pharmaceuticals, Inc.(Æ)	3,127	290
Selective Insurance Group, Inc.	75,080	1,939	AMAG Pharmaceuticals, Inc.(Æ)	594	20
ServisFirst Bancshares, Inc.	569	17	Analogic Corp.	13,701	999
Signature Bank(Æ)	8,347	1,011	ARIAD Pharmaceuticals, Inc.(Æ)	1,802	11
SL Green Realty Corp.(ö)	1,767	204	Auxilium Pharmaceuticals, Inc.(Æ)	5,769	186
SLM Corp.	17,945	171	Avanir Pharmaceuticals, Inc. Class A(Æ)	2,636	34
St. Joe Co. (The)(Æ)	1,553	30	BioDelivery Sciences International, Inc.(Æ)	697	12
StanCorp Financial Group, Inc.	2,478	172	BioMarin Pharmaceutical, Inc.(Æ)	2,801	231
Starwood Property Trust, Inc.(ö)	709	16	Bio-Rad Laboratories, Inc. Class A(Æ)	137	16
State Bank Financial Corp.	48,911	876	Bio-Techne Corp.	171	16
Sterling Bancorp	64,155	902	Bluebird Bio, Inc.(Æ)	46	2
Stock Yards Bancorp, Inc.	533	18	CareFusion Corp.(Æ)	349	20
Sun Communities, Inc.(ö)	26,633	1,544	Catalent, Inc.(Æ)	1,241	32
SunTrust Banks, Inc.	411	16	Celldex Therapeutics, Inc.(Æ)(Ñ)	7,464	125
Symetra Financial Corp.	687	16	Centene Corp.(Æ)	907	84
T Rowe Price Group, Inc.	2,053	169	Cepheid(Æ)	955	51
Tanger Factory Outlet Centers, Inc.(ö)	5,573	199	Chemed Corp.(Ñ)	2,336	241
Taubman Centers, Inc.(ö)	1,033	79	Chimerix, Inc.(Æ)(Ñ)	976	30
Texas Capital Bancshares, Inc.(Æ)	11,073	677	Community Health Systems, Inc.(Æ)	1,988	109
TrustCo Bank Corp. NY	2,446	18	Cooper Cos., Inc. (The)	2,058	337
Trustmark Corp.	675	16	Covance, Inc.(Æ)	1,725	138
Two Harbors Investment Corp.(ö)	14,321	145	Cubist Pharmaceuticals, Inc.(Æ)	911	66
UMB Financial Corp.	15,462	921	Cyberonics, Inc.(Æ)	5,100	268
Umpqua Holdings Corp.	54,842	965	Depomed, Inc.(Æ)	1,316	20
United Community Banks, Inc.	9,570	173	DexCom, Inc.(Æ)	15,059	677
Universal Insurance Holdings, Inc.	8,695	152	Dyax Corp.(Æ)	1,524	19
Unum Group	455	15	Enanta Pharmaceuticals, Inc.(Æ)	180	8
Validus Holdings, Ltd.	419	17	Envision Healthcare Holdings, Inc.(Æ)	446	16
Vantiv, Inc. Class A(Æ)	407	13	Exact Sciences Corp.(Æ)(Ñ)	1,631	39
Ventas, Inc.(ö)	2,256	155	ExamWorks Group, Inc.(Æ)	643	25
Voya Financial, Inc.	4,128	162	Gentiva Health Services, Inc.(Æ)	1,028	20
Waddell & Reed Financial, Inc. Class A	4,533	216	Greatbatch, Inc.(Æ)	27,475	1,379
Walter Investment Management Corp.(Æ)	26,232	596	Haemonetics Corp.(Æ)	41,934	1,582
Washington Federal, Inc.	773	17	Health Net, Inc.(Æ)	1,064	51
Washington Trust Bancorp, Inc.	471	18	Henry Schein, Inc.(Æ)	1,751	210
Webster Financial Corp.	26,742	838	Hologic, Inc.(Æ)	9,896	259

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 327

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
ICON PLC(Æ)	26,560	1,397	US Physical Therapy, Inc.	27,991	1,208
ICU Medical, Inc.(Æ)	264	19	VCA, Inc.(Æ)	75,970	3,462
IDEXX Laboratories, Inc.(Æ)	614	87	WellCare Health Plans, Inc.(Æ)	196	13
IGI Laboratories, Inc.(Æ)	29,900	293	Wright Medical Group, Inc.(Æ)	4,682	148
Impax Laboratories, Inc.(Æ)	242	7			34,783
Incyte Corp.(Æ)	2,174	146
Integra LifeSciences Holdings Corp.(Æ)	17,898	915	Materials and Processing - 6.7%
Intercept Pharmaceuticals, Inc.(Æ)	195	50	AAON, Inc.	11,226	221
Invacare Corp.	70,162	1,102	Acuity Brands, Inc.	15,434	2,152
IPC The Hospitalist Co., Inc.(Æ)	11,962	498	Airgas, Inc.	1,657	185
Ironwood Pharmaceuticals, Inc. Class A(Æ)	1,582	22	Allegheny Technologies, Inc.	27,225	894
Isis Pharmaceuticals, Inc.(Æ)(Ñ)	6,951	320	AptarGroup, Inc.	264	16
Karyopharm Therapeutics, Inc.(Æ)	72	3	Ashland, Inc.	2,610	282
Keryx Biopharmaceuticals, Inc.(Æ)	2,186	37	Balchem Corp.	7,864	509
LifePoint Hospitals, Inc.(Æ)	11,851	830	Ball Corp.	4,470	288
Magellan Health, Inc.(Æ)	291	18	Belden, Inc.	15,360	1,093
Mallinckrodt PLC(Æ)	2,291	211	Berry Plastics Group, Inc.(Æ)	35	1
MannKind Corp.(Æ)(Ñ)	5,540	33	Calgon Carbon Corp.(Æ)	44,000	925
MedAssets, Inc.(Æ)	8,685	188	Carpenter Technology Corp.	19,969	999
Medivation, Inc.(Æ)	1,345	142	Compass Minerals International, Inc.	9,938	852
MEDNAX, Inc.(Æ)	5,112	319	Crown Holdings, Inc.(Æ)	5,723	274
Merrimack Pharmaceuticals, Inc.(Æ)	2,347	22	Eagle Materials, Inc.	3,008	263
MiMedx Group, Inc.(Æ)(Ñ)	80,364	818	Eastman Chemical Co.	2,170	175
MWI Veterinary Supply, Inc.(Æ)	12,489	2,119	Hawkins, Inc.	456	18
Myriad Genetics, Inc.(Æ)(Ñ)	1,112	44	Hexcel Corp.(Æ)	14,765	619
Nektar Therapeutics(Æ)	1,691	23	Horsehead Holding Corp.(Æ)	11,069	174
Novavax, Inc.(Æ)	1,064	6	Innophos Holdings, Inc.	15,420	879
NPS Pharmaceuticals, Inc.(Æ)	1,450	40	International Flavors & Fragrances, Inc.	1,908	189
Omnicare, Inc.	1,310	87	Intrepid Potash, Inc.(Æ)(Ñ)	50,719	682
Omnicell, Inc.(Æ)	8,346	270	Koppers Holdings, Inc.	20,600	813
Ophthotech Corp.(Æ)	34	1	LB Foster Co. Class A	334	18
Orexigen Therapeutics, Inc.(Æ)(Ñ)	26,292	107	Lennox International, Inc.	3,222	287
Orthofix International NV(Æ)	4,798	141	Martin Marietta Materials, Inc.	6,545	765
Otonomy, Inc.(Æ)	788	21	Materion Corp.	519	20
Owens & Minor, Inc.	483	16	MeadWestvaco Corp.	386	17
Pacira Pharmaceuticals, Inc.(Æ)	832	77	Minerals Technologies, Inc.	19,497	1,496
PAREXEL International Corp.(Æ)	380	21	OM Group, Inc.	9,525	248
Patterson Cos., Inc.	477	21	Owens Corning	3,111	100
PerkinElmer, Inc.	24,483	1,063	Packaging Corp. of America	4,726	341
Pernix Therapeutics Holdings, Inc.(Æ)	241	2	Pentair PLC(Æ)	2,864	192
Pharmacyclics, Inc.(Æ)	998	130	PGT, Inc.(Æ)	117,076	1,101
Phibro Animal Health Corp. Class A	192	5	Platform Specialty Products Corp.(Æ)	404	11
Prestige Brands Holdings, Inc.(Æ)	175	6	PolyOne Corp.	18,217	674
Puma Biotechnology, Inc.(Æ)	297	74	Post Holdings, Inc.(Æ)	7,873	295
Quality Systems, Inc.	2,976	45	Quaker Chemical Corp.	213	17
Quintiles Transnational Holdings, Inc.(Æ)	678	40	Quanex Building Products Corp.	881	18
Receptos, Inc.(Æ)	286	30	RBC Bearings, Inc.	2,208	134
Regeneron Pharmaceuticals, Inc.(Æ)	337	133	Rock-Tenn Co. Class A	774	40
Repligen Corp.(Æ)	792	20	RPM International, Inc.	6,601	299
ResMed, Inc.(Ñ)	4,741	248	Sealed Air Corp.	1,032	37
Salix Pharmaceuticals, Ltd.(Æ)	399	57	Sensient Technologies Corp.	16,063	951
Seattle Genetics, Inc.(Æ)(Ñ)	4,553	167	Simpson Manufacturing Co., Inc.	531	18
Spectrum Pharmaceuticals, Inc.(Æ)(Ñ)	17,827	135	Sonoco Products Co.	4,585	187
Team Health Holdings, Inc.(Æ)	18,374	1,149	Steel Dynamics, Inc.	10,715	247
Tenet Healthcare Corp.(Æ)	4,944	277	Timken Co. (The)	366	16
Trevena, Inc.(Æ)	15,004	87	Unifi, Inc.(Æ)	36,376	1,017
Triple-S Management Corp. Class B(Æ)	8,491	188	United States Steel Corp.(Ñ)	1,749	70
United Therapeutics Corp.(Æ)	736	96	Universal Forest Products, Inc.	2,625	131
Universal Health Services, Inc. Class B	515	53	Valmont Industries, Inc.	201	27

See accompanying notes which are an integral part of the financial statements.

328 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Valspar Corp.	421	35	HNI Corp.	4,654	217
WR Grace & Co.(Æ)	2,986	282	Hub Group, Inc. Class A(Æ)	3,437	125
		21,594	Hyster-Yale Materials Handling, Inc.	219	17
			Insperity, Inc.	588	19
Producer Durables - 15.8%			Iron Mountain, Inc.(ö)	1,135	41
ABM Industries, Inc.	595	16	ITT Corp.	10,779	486
Accuride Corp.(Æ)	129,255	623	JetBlue Airways Corp.(Æ)	613	7
Actuant Corp. Class A	31,235	990	Kadant, Inc.	4,016	166
ADT Corp. (The)	630	23	Kansas City Southern	1,553	191
Advanced Emissions Solutions, Inc.(Æ)	26,206	530	KBR, Inc.	14,680	280
Advisory Board Co. (The)(Æ)	26,509	1,423	Kelly Services, Inc. Class A(Æ)	9,937	175
AGCO Corp.	356	16	Kennametal, Inc.	1,137	44
Aircastle, Ltd.	8,190	156	Kimball International, Inc. Class B	1,063	19
Alaska Air Group, Inc.	551	29	Kirby Corp.(Æ)	24,380	2,696
Allegiant Travel Co. Class A	1,795	240	Knight Transportation, Inc.	36,775	1,076
Allison Transmission Holdings, Inc. Class A	417	14	Korn/Ferry International(Æ)	589	16
Altra Industrial Motion Corp.	37,507	1,182	Landstar System, Inc.	313	23
Ametek, Inc.	3,761	196	Lexmark International, Inc. Class A	4,190	181
AO Smith Corp.	333	18	Lincoln Electric Holdings, Inc.	726	53
Applied Industrial Technologies, Inc.	4,342	212	Lindsay Corp.	219	19
Astec Industries, Inc.	421	16	Littelfuse, Inc.	2,549	249
B/E Aerospace, Inc.(Æ)	8,761	652	Manitowoc Co., Inc. (The)	7,453	155
Babcock & Wilcox Co. (The)	576	16	Marten Transport, Ltd.	880	17
Barnes Group, Inc.	28,674	1,048	Matson, Inc.	1,614	46
Booz Allen Hamilton Holding Corp. Class A	2,018	53	MAXIMUS, Inc.	31,808	1,541
Briggs & Stratton Corp.	49,757	1,006	Mettler-Toledo International, Inc.(Æ)	812	210
Bristow Group, Inc.	20,348	1,504	Middleby Corp.(Æ)	9,504	841
Carlisle Cos., Inc.	3,457	307	MSC Industrial Direct Co., Inc. Class A	183	15
CDI Corp.	6,882	118	MYR Group, Inc.(Æ)	647	17
Celadon Group, Inc.	5,958	116	Navigant Consulting, Inc.(Æ)	8,155	125
Chicago Bridge & Iron Co.	3,261	178	Old Dominion Freight Line, Inc.(Æ)	817	60
Clarcor, Inc.	13,025	872	Orbital Sciences Corp.(Æ)	9,617	253
Commercial Vehicle Group, Inc.(Æ)	77,794	510	Oshkosh Corp.	351	16
Convergys Corp.	879	18	Pall Corp.	2,164	198
Con-way, Inc.	3,100	134	Parker-Hannifin Corp.	141	18
Copa Holdings SA Class A	307	36	Paychex, Inc.	380	18
CoStar Group, Inc.(Æ)	9,402	1,515	Powell Industries, Inc.	3,145	143
Covanta Holding Corp.	923	20	Power Solutions International, Inc.(Æ)(Ñ)	10,199	668
Electronics For Imaging, Inc.(Æ)	5,581	255	Proto Labs, Inc.(Æ)	21,654	1,416
EMCOR Group, Inc.	381	17	Quad/Graphics, Inc.	778	17
Encore Wire Corp.	415	16	Quanta Services, Inc.(Æ)	31,971	1,090
EnerSys	260	16	Regal-Beloit Corp.	246	17
EnPro Industries, Inc.(Æ)	16,406	1,059	Resources Connection, Inc.	1,143	18
ESCO Technologies, Inc.	452	17	Roadrunner Transportation Systems, Inc.(Æ)	48,480	999
Esterline Technologies Corp.(Æ)	145	17	Robert Half International, Inc.	4,436	243
ExlService Holdings, Inc.(Æ)	4,790	134	Rollins, Inc.	545	17
Expeditors International of Washington, Inc.	390	17	RPX Corp. Class A(Æ)	1,109	16
Exponent, Inc.	223	18	Rush Enterprises, Inc. Class A(Æ)	31,947	1,217
Fluor Corp.	236	16	SkyWest, Inc.	1,826	21
Forward Air Corp.	4,181	200	Snap-on, Inc.	203	27
G&K Services, Inc. Class A	15,691	990	Spirit Airlines, Inc.(Æ)	716	52
GATX Corp.	15,975	1,013	Sykes Enterprises, Inc.(Æ)	36,145	779
Genesee & Wyoming, Inc. Class A(Æ)	6,677	642	Taser International, Inc.(Æ)	81,385	1,533
Granite Construction, Inc.	4,810	178	Teekay Corp.	1,194	70
Gulfmark Offshore, Inc. Class A	39,969	1,205	Teledyne Technologies, Inc.(Æ)	13,002	1,347
HD Supply Holdings, Inc.(Æ)	30	1	Terex Corp.	4,352	125
Healthcare Services Group, Inc.	33,794	1,006	Tetra Tech, Inc.	5,010	134
HEICO Corp.	4,771	259	Thermon Group Holdings, Inc.(Æ)	48,442	1,181
Herman Miller, Inc.	28,260	904	Titan International, Inc.(Ñ)	33,042	349

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)		Amounts in thousands (except share amounts)
Principal	Fair	Principal	Fair
Amount ($) or	Value	Amount ($) or	Value
Shares	$	Shares	$

Toro Co. (The)	12,417	766	IPG Photonics Corp.(Æ)(Ñ)	1,991	146
Towers Watson & Co. Class A	361	40	Jabil Circuit, Inc.	80,993	1,697
TransDigm Group, Inc.	86	16	JDS Uniphase Corp.(Æ)	15,012	202
TriMas Corp.(Æ)	41,214	1,305	Lambda TD Software, Inc.(Æ)	7,641	136
Trimble Navigation, Ltd.(Æ)	30,907	830	MA-COM Technology Solutions Holdings,
UniFirst Corp.	163	18	Inc.(Æ)	51,770	1,138
United Rentals, Inc.(Æ)	7,878	867	ManTech International Corp. Class A	5,703	161
United Stationers, Inc.	12,685	530	Mentor Graphics Corp.	10,513	223
Vectrus, Inc.(Æ)	424	10	MKS Instruments, Inc.	482	18
Wabtec Corp.	16,615	1,434	Monolithic Power Systems, Inc.	6,476	286
WageWorks, Inc.(Æ)	12,650	721	Monotype Imaging Holdings, Inc.	28,311	810
Werner Enterprises, Inc.	644	18	NETGEAR, Inc.(Æ)	500	17
XPO Logistics, Inc.(Æ)	510	20	Newport Corp.(Æ)	8,837	158
Xylem, Inc.	746	27	Nuance Communications, Inc.(Æ)	2,045	32
Zebra Technologies Corp. Class A(Æ)	17,575	1,296	ON Semiconductor Corp.(Æ)	9,500	79
		50,774	Palo Alto Networks, Inc.(Æ)	753	80
			Park Electrochemical Corp.	28,452	734
Technology - 12.3%			PC Connection, Inc.	720	17
3D Systems Corp.(Æ)	810	31	Plantronics, Inc.	978	51
ACI Worldwide, Inc.(Æ)	42,354	815	Plexus Corp.(Æ)	52,740	2,181
Amdocs, Ltd.	3,406	162	Progress Software Corp.(Æ)	87,192	2,258
Anixter International, Inc.	3,970	338	Qlik Technologies, Inc.(Æ)	5,493	156
Ansys, Inc.(Æ)	3,243	255	QLogic Corp.(Æ)	1,691	20
AOL, Inc.(Æ)	5,211	227	Rambus, Inc.(Æ)	66,204	758
Applied Micro Circuits Corp.(Æ)	13,404	87	RF Micro Devices, Inc.(Æ)(Ñ)	22,417	292
Aruba Networks, Inc.(Æ)	44,865	968	Rogers Corp.(Æ)	2,812	192
Aspen Technology, Inc.(Æ)	34,920	1,290	Rovi Corp.(Æ)	7,181	150
Atmel Corp.(Æ)	16,416	122	Sapient Corp.(Æ)	40,857	708
Avnet, Inc.	5,555	240	SBA Communications Corp. Class A(Æ)	2,283	256
AVX Corp.	12,110	175	ScanSource, Inc.(Æ)	449	17
Benchmark Electronics, Inc.(Æ)	7,056	167	Science Applications International Corp.	272	13
Bottomline Technologies de, Inc.(Æ)	36,219	909	ServiceNow, Inc.(Æ)	1,874	127
Brooks Automation, Inc.	1,493	18	Skyworks Solutions, Inc.	2,478	144
CA, Inc.	573	17	Spansion, Inc. Class A(Æ)	8,610	177
CACI International, Inc. Class A(Æ)	12,609	1,038	Splunk, Inc.(Æ)	1,607	106
Cadence Design Systems, Inc.(Æ)	3,334	60	Stratasys, Ltd.(Æ)(Ñ)	6,902	831
CalAmp Corp.(Æ)	26,087	503	SunEdison, Inc.(Æ)	1,635	32
Cavium, Inc.(Æ)	15,210	780	Synchronoss Technologies, Inc.(Æ)	6,060	313
Checkpoint Systems, Inc.(Æ)	90,748	1,203	Synopsys, Inc.(Æ)	3,998	164
Ciena Corp.(Æ)	29,072	487	Syntel, Inc.(Æ)	17,360	1,504
Computer Sciences Corp.	280	17	Take-Two Interactive Software, Inc.(Æ)	25,586	677
Compuware Corp.	1,516	15	Tangoe, Inc.(Æ)	30,750	451
comScore, Inc.(Æ)	36,936	1,556	Teradyne, Inc.	25,188	463
Concur Technologies, Inc.(Æ)	742	95	TIBCO Software, Inc.(Æ)	8,815	206
Covisint Corp.(Æ)	212	1	Trulia, Inc.(Æ)	456	21
Dealertrack Technologies, Inc.(Æ)	37,540	1,766	Tyler Technologies, Inc.(Æ)	6,068	679
DigitalGlobe, Inc.(Æ)	5,661	162	Ultimate Software Group, Inc.(Æ)	4,328	651
Diodes, Inc.(Æ)	25,387	656	VASCO Data Security International, Inc.(Æ)	814	21
Dolby Laboratories, Inc. Class A	381	16	VeriFone Systems, Inc.(Æ)	40,056	1,492
DST Systems, Inc.	186	18	Verint Systems, Inc.(Æ)	511	29
Ellie Mae, Inc.(Æ)	11,640	447			39,668
Entegris, Inc.(Æ)	59,131	803
Envestnet, Inc.(Æ)	11,462	509	Utilities - 3.7%
EPAM Systems, Inc.(Æ)	14,416	688	8x8, Inc.(Æ)	140,283	1,103
Equinix, Inc.	697	146	AGL Resources, Inc.	2,183	118
F5 Networks, Inc.(Æ)	6,571	808	ALLETE, Inc.	3,252	170
Fabrinet(Æ)	48,542	884	Alliant Energy Corp.	1,238	77
FEI Co.	203	17	American Water Works Co., Inc.	4,572	244
Gartner, Inc.(Æ)	1,217	98	Atlantic Tele-Network, Inc.	281	19

See accompanying notes which are an integral part of the financial statements.

330 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)

	Principal		Fair
	Amount ($) or		Value
	Shares		$
Atmos Energy Corp.	1,039		55
Avista Corp.	8,880		315
Black Hills Corp.	13,821		756
CenterPoint Energy, Inc.	7,174		176
Cleco Corp.	24,843		1,336
CMS Energy Corp.	9,476		310
Connecticut Water Service, Inc.	4,800		178
Dynegy, Inc. Class A(Æ)	2,559		78
El Paso Electric Co.	25,411		962
Empire District Electric Co. (The)	5,785		164
Energen Corp.	501		34
Frontier Communications Corp.(Ñ)	17,191		112
Gran Tierra Energy, Inc.(Æ)	17,173		78
Idacorp, Inc.	3,075		194
Integrys Energy Group, Inc.	1,290		94
ITC Holdings Corp.	2,513		99
Level 3 Communications, Inc.(Æ)	1,783		84
National Fuel Gas Co.	22,100		1,530
New Jersey Resources Corp.	3,300		193
Northeast Utilities	3,872		191
Northwest Natural Gas Co.	2,955		139
NorthWestern Corp.	26,353		1,392
NRG Energy, Inc.	1,034		31
Pepco Holdings, Inc.	5,235		143
PNM Resources, Inc.	6,214		179
Questar Corp.	621		15
SCANA Corp.	4,985		274
Southwest Gas Corp.	4,108		239
TECO Energy, Inc.	6,490		127
Telephone & Data Systems, Inc.	650		17
Time Warner Telecom, Inc. Class A(Æ)	7,653		327
UGI Corp.	3,945		149
US Cellular Corp.(Æ)	3,946		144
Windstream Holdings, Inc.	12,546		131
			11,977

Total Common Stocks
(cost $208,011)			295,308

Short-Term Investments - 8.9%
Russell U.S. Cash Management Fund	28,536,866	(8)	28,537
Total Short-Term Investments
(cost $28,537)			28,537

Other Securities - 3.3%
Russell U.S. Cash Collateral Fund(×)	10,669,351	(8)	10,669
Total Other Securities
(cost $10,669)			10,669

Total Investments 103.9%
(identified cost $247,217)			334,514

Other Assets and Liabilities, Net
- (3.9%)			(12,588)
Net Assets - 100.0%			321,926

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P Mid 400 E-Mini Index Futures	180	USD	25,477	12/14	161
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					161

Presentation of Portfolio Holdings
Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$44,466	$—		$—	$44,466	13.8
Consumer Staples	11,425	—		—	11,425	3.5
Energy	13,104	—		—	13,104	4.1
Financial Services	67,517	—		—	67,517	21.0
Health Care	34,783	—		—	34,783	10.8
Materials and Processing	21,594	—		—	21,594	6.7
Producer Durables	50,774	—		—	50,774	15.8
Technology	39,668	—		—	39,668	12.3
Utilities	11,977	—		—	11,977	3.7
Short-Term Investments	—	28,537		—	28,537	8.9
Other Securities	—	10,669		—	10,669	3.3
Total Investments	295,308	39,206		—	334,514	103.9
Other Assets and Liabilities, Net						(3.9)
						100.0
Other Financial Instruments
Futures Contracts	161	—		—	161	0.1
Total Other Financial Instruments*	$161	$—		$—	$161

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

332 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2014
Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$161

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,332

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(505)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$9,505	$	— $	9,505
Futures Contracts	Variation margin on futures contracts	334	—	334
Total	$9,839	$	— $	9,839

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$2,794	$	— $	2,794	$—
Citigroup	983		—	983	—
Credit Suisse	285		—	285	—
Deutsche Bank	227		—	227	—
Fidelity	290		—	290	—
Goldman Sachs	1,142		—	1,142	—
JPMorgan Chase	2,532		—	2,532	—
Merrill Lynch	334		—	—	334
Morgan Stanley	1,197		—	1,197	—
UBS	55		—	55	—
Total	$9,839	$	— $	9,505	$334

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

334 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$247,217
Investments, at fair value(*)(>)	334,514
Cash (restricted)(a)	1,645
Receivables:
Dividends and interest	67
Dividends from affiliated Russell funds	2
Investments sold	3,422
Fund shares sold	681
Variation margin on futures contracts	334
Total assets	340,665

Liabilities
Payables:
Investments purchased	7,617
Fund shares redeemed	91
Accrued fees to affiliates	310
Other accrued expenses	52
Payable upon return of securities loaned	10,669
Total liabilities	18,739

Net Assets	$321,926

See accompanying notes which are an integral part of the financial statements.

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1,278)
Accumulated net realized gain (loss)	17,281
Unrealized appreciation (depreciation) on:
Investments	87,297
Futures contracts	161
Shares of beneficial interest	145
Additional paid-in capital	218,320
Net Assets	$321,926
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$21.65
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$22.97
Class A — Net assets	$6,489,169
Class A — Shares outstanding ($.01 par value)	299,696
Net asset value per share: Class C(#)	$19.18
Class C — Net assets	$11,555,290
Class C — Shares outstanding ($.01 par value)	602,363
Net asset value per share: Class E(#)	$21.68
Class E — Net assets	$6,382,710
Class E — Shares outstanding ($.01 par value)	294,342
Net asset value per share: Class S(#)	$22.38
Class S — Net assets	$297,498,460
Class S — Shares outstanding ($.01 par value)	13,294,420
Amounts in thousands
(*) Securities on loan included in investments	$9,505
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$39,206
(a) Cash Collateral for Futures	$1,645
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

336 Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$2,309
Dividends from affiliated Russell funds	24
Securities lending income	98
Total investment income	2,431

Expenses
Advisory fees	2,793
Administrative fees	136
Custodian fees	81
Distribution fees - Class A	12
Distribution fees - Class C	89
Transfer agent fees - Class A	10
Transfer agent fees - Class C	24
Transfer agent fees - Class E	12
Transfer agent fees - Class S	524
Professional fees	76
Registration fees	67
Shareholder servicing fees - Class C	30
Shareholder servicing fees - Class E	15
Trustees’ fees	7
Printing fees	19
Miscellaneous	21
Expenses before reductions	3,916
Expense reductions	(201)
Net expenses	3,715
Net investment income (loss)	(1,284)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	15,188
Futures contracts	3,332
Net realized gain (loss)	18,520
Net change in unrealized appreciation (depreciation) on:
Investments	2,563
Futures contracts	(505)
Net change in unrealized appreciation (depreciation)	2,058
Net realized and unrealized gain (loss)	20,578
Net Increase (Decrease) in Net Assets from Operations	$19,294

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,284)	$(344)
Net realized gain (loss)	18,520	19,560
Net change in unrealized appreciation (depreciation)	2,058	48,427
Net increase (decrease) in net assets from operations	19,294	67,643

Distributions
From net investment income
Class A	(—**)	(—**)
Class C	(—**)	—
Class E	(—**)	—
Class S	(—**)	(288)
From net realized gain
Class A	(263)	(2)
Class C	(1,021)	(10)
Class E	(432)	(5)
Class S	(18,502)	(188)
Net decrease in net assets from distributions	(20,218)	(493)

Share Transactions*
Net increase (decrease) in net assets from share transactions	68,824	22,066
Total Net Increase (Decrease) in Net Assets	67,900	89,216

Net Assets
Beginning of period	254,026	164,810
End of period	$321,926	$254,026
Undistributed (overdistributed) net investment income included in net assets	$(1,278)	$(551)

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

338 Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	183	$3,852	85	$1,558
Proceeds from reinvestment of distributions	13	263	—**	2
Payments for shares redeemed	(44)	(931)	(26)	(515)
Net increase (decrease)	152	3,184	59	1,045
Class C
Proceeds from shares sold	143	2,713	173	2,843
Proceeds from reinvestment of distributions	54	1,009	—**	10
Payments for shares redeemed	(161)	(3,049)	(95)	(1,603)
Net increase (decrease)	36	673	78	1,250
Class E
Proceeds from shares sold	87	1,848	94	1,768
Proceeds from reinvestment of distributions	20	423	—**	5
Payments for shares redeemed	(70)	(1,507)	(80)	(1,549)
Net increase (decrease)	37	764	14	224
Class S
Proceeds from shares sold	3,767	82,154	2,872	53,990
Proceeds from reinvestment of distributions	839	18,177	28	466
Payments for shares redeemed	(1,657)	(36,128)	(1,830)	(34,909)
Net increase (decrease)	2,949	64,203	1,070	19,547
Total increase (decrease)	3,174	$68,824	1,221	$22,066

**	Less than 500

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 339

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	21.99	(.14)	1.56	1.42	—(f)	(1.76)
October 31, 2013	16.00	(.08)	6.09	6.01	—(f)	(.02)
October 31, 2012	14.47	(.05)	1.58	1.53	—	—
October 31, 2011	13.06	(.07)	1.48	1.41	—	—
October 31, 2010(1)	12.18	(.02)	.90	.88	—	—

Class C
October 31, 2014	19.81	(.26)	1.39	1.13	—(f)	(1.76)
October 31, 2013	14.51	(.18)	5.50	5.32	—	(.02)
October 31, 2012	13.23	(.15)	1.43	1.28	—	—
October 31, 2011	12.02	(.18)	1.39	1.21	—	—
October 31, 2010	9.62	(.11)	2.51	2.40	—	—

Class E
October 31, 2014	22.01	(.14)	1.57	1.43	—(f)	(1.76)
October 31, 2013	16.01	(.06)	6.08	6.02	—	(.02)
October 31, 2012	14.48	(.05)	1.58	1.53	—	—
October 31, 2011	13.06	(.08)	1.50	1.42	—	—
October 31, 2010	10.38	(.03)	2.71	2.68	—	—

Class S
October 31, 2014	22.61	(.09)	1.62	1.53	—(f)	(1.76)
October 31, 2013	16.43	(.02)	6.25	6.23	(.03)	(.02)
October 31, 2012	14.83	(.01)	1.61	1.60	—	—
October 31, 2011	13.34	(.05)	1.54	1.49	—	—
October 31, 2010	10.58	—	2.77	2.77	(.01)	—

See accompanying notes which are an integral part of the financial statements.

340 Russell Tax-Managed U.S. Mid & Small Cap Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(1.76)	21.65	6.73	6,489	1.58	1.53	(.69)	80
(.02)	21.99	37.62	3,256	1.56	1.53	(.44)	46
—	16.00	10.57	1,426	1.58	1.53	(.34)	48
—	14.47	11.03	932	1.63	1.53	(.48)	46
—	13.06	7.23	213	1.61	1.50	(.44)	57

(1.76)	19.18	5.95	11,555	2.32	2.25	(1.39)	80
(.02)	19.81	36.71	11,218	2.31	2.25	(1.11)	46
—	14.51	9.68	7,083	2.34	2.25	(1.06)	48
—	13.23	10.23	6,571	2.36	2.25	(1.33)	46
—	12.02	24.95	7,170	2.34	2.24	(1.02)	57

(1.76)	21.68	6.77	6,383	1.57	1.50	(.65)	80
(.02)	22.01	37.64	5,665	1.56	1.50	(.36)	46
—	16.01	10.57	3,898	1.59	1.50	(.31)	48
—	14.48	11.10	3,443	1.61	1.50	(.56)	46
—	13.06	25.82	3,966	1.60	1.49	(.29)	57

(1.76)	22.38	7.01	297,498	1.32	1.25	(.40)	80
(.05)	22.61	38.02	233,887	1.31	1.25	(.11)	46
—	16.43	10.79	152,403	1.34	1.25	(.06)	48
—	14.83	11.32	137,579	1.36	1.25	(.32)	46
(.01)	13.34	26.20	137,567	1.35	1.24	(.03)	57

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund 341

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Global Opportunistic Credit Fund - Class A‡			BofA Merrill Lynch Global High Yield Index (USD
	Total		Hedged)**
	Return			Total
1 Year	(0.75)%			Return
Inception*	4.77	%§	1 Year	5.94%
			Inception*	8.81	%§

Russell Global Opportunistic Credit Fund - Class C
	Total		Global Opportunistic Credit Blended Benchmark***
	Return			Total
1 Year	2.41%			Return
Inception*	4.98	%§	1 Year	6.99%
			Inception*	7.88	%§

Russell Global Opportunistic Credit Fund - Class E
	Total
	Return
1 Year	3.16%
Inception*	5.77	%§

Russell Global Opportunistic Credit Fund - Class S
	Total
	Return
1 Year	3.41%
Inception*	6.04	%§

Russell Global Opportunistic Credit Fund - Class Y
	Total
	Return
1 Year	3.39%
Inception*	6.12	%§

342 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Global Opportunistic Credit Fund (the “Fund”)	fiscal year as the market expectation coming in to 2014 was for
employs a multi-manager approach whereby portions of the Fund	interest rates to rise. However, unexpected falling yields and
are allocated to different money managers. Fund assets not	heightened geopolitical tension prompted outflows beginning in
allocated to money managers are managed by Russell Investment	July, slowing performance. Cash flows to floating rate bank loans,
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	which have an even lower interest rate-sensitivity than high yield
may change the allocation of the Fund’s assets among money	corporate bonds, also benefited from the rate-rise expectation
managers at any time. An exemptive order from the Securities	and, at one point during the fiscal year, bank loans peaked at
and Exchange Commission (“SEC”) permits RIMCo to engage	95-weeks of continuous inflows. In spite of this, bank loans
or terminate a money manager at any time, subject to approval	underperformed the bond market as credit spreads compressed,
by the Fund’s Board, without a shareholder vote. Pursuant to the	which was more positive for bonds. As a result, the Fund’s ex-
terms of the exemptive order, the Fund is required to notify its	benchmark exposure to bank loans had a negative impact on the
shareholders within 90 days of when a money manager begins	Fund’s benchmark-relative performance.
providing services. As of October 31, 2014, the Fund had five	There was significant divergence between hard currency emerging
money managers.	market debt and local currency debt results over the one year
What is the Fund’s investment objective?	period, as hard currency led all major fixed income sectors and
The Fund seeks to provide total return.	local currency dipped in to negative territory. Risk aversion in 2014 to select emerging economies associated with specific
How did the Fund perform relative to its benchmark for the	geopolitical risks (such as Russia/Ukraine and the Middle East)
fiscal year ended October 31, 2014?	coupled with supportive growth data in the U.S. drove a strong
For the fiscal year ended October 31, 2014, the Fund’s Class A,	selloff in U.S. Treasuries and U.S. dollar appreciation. As a result,
Class C, Class E, Class S, and Class Y Shares gained 3.15%,	a key detractor to Fund performance during the period was the
2.41%, 3.16%, 3.41% and 3.39%, respectively. This is compared	Fund’s ex-benchmark allocation to local currency denominated
to the Fund’s benchmark, the BofA Merrill Lynch Global High	emerging market bonds, as emerging market currencies weakened
Yield Index (USD Hedged), which gained 5.94% during the same	significantly against the U.S. dollar during the period.
period, and the Fund’s secondary benchmark, a composite index	The Fund’s returns were also hampered by a short duration
consisting of 60% Bank of America Merrill Lynch Global High	position, particularly amid the long-end of the U.S. yield curve as
Yield Index (USD Hedged) and 40% JP Morgan EMBI Global	the curve flattened significantly.
Diversified Index, which gained 6.99% during the same period.
RIMCo believes that the Fund’s secondary benchmark is more	How did the investment strategies and techniques employed
representative than the primary benchmark of the investment	by the Fund and its money managers affect its benchmark-
strategies pursued by the Fund. The Fund’s performance includes	relative performance?
operating expenses, whereas index returns are unmanaged and do	Given the Fund’s investment strategies, the Fund will tend to
not include expenses of any kind.	outperform in markets where high yield financials underperform
For the fiscal year ended October 31, 2014, Morningstar® Multi-	and non-U.S. dollar emerging market sovereign bonds outperform
Sector Bond, a group of funds that Morningstar considers to have	the dollar market. Outperformance from lower quality high yield
investment strategies similar to those of the Fund, gained 4.66%.	also tends to benefit the Fund as does strong performance of
This return serves as a peer comparison and is expressed net of	bank loans. These broad factors had a negative impact on Fund
operating expenses.	performance over the year. Local emerging market debt, bank
loan exposure, and a short duration position, were primary drivers
RIMCo may assign a money manager a benchmark other that the	to negative results, overwhelming positive impacts from lower-
Fund’s index. However, the Fund’s primary index remains the	quality high yield and non-U.S. sovereign allocations.
benchmark for the Fund.
DDJ Capital Management, LLC (“DDJ”) outperformed the BofA
How did the market conditions described in the Market	Merrill Lynch U.S. High Yield Master II Index for the fiscal year.
Summary report affect the Fund’s performance?	Sector selection was a lead factor to positive results, outweighing
High yield corporate debt continued its strong run of performance	detracting impacts from a short duration position early in 2014
over the one-year period, albeit at a slower pace later in the period.	and overall defensive spread positioning. Exposure to bank loans
A ‘risk-on’ market sentiment was the primary driver for positive	detracted overall, but DDJ’s tactical timing of the exposure was
results, and low default rates and lower interest rate-sensitivity	modestly additive.
features attracted inflows to the sector during the first part of the

Russell Global Opportunistic Credit Fund 343

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Lazard Asset Management, LLC (“Lazard”) outperformed the	portion of the Fund allocated to cash reserves. Derivatives were
JP Morgan GBI-EM Global Diversified Index for the fiscal year.	also used in connection with the cash management process to
Strong currency management was a primary contributor to positive	manage Fund characteristics by augmenting or reducing specific
results. To a lesser extent, overall selections from various country	exposures associated with one or more managers or strategies
interest rates also had a positive impact on performance.	and gaining desired exposures beyond those generated by the
Oaktree Capital Management, L.P. (“Oaktree”) underperformed	manager strategies. Generally these strategies added value.
its 60% BofA Merrill Lynch US High Yield Master II 2%	RIMCo also manages a basket of developed market currency
Constrained Index / 40% BofA Merrill Lynch Global High Yield	forwards to seek to hedge part of the Fund’s ex-benchmark
European Issuers 3% Constrained Index (USD Hedged) blended	emerging market currency exposure. This “proxy” hedge, along
benchmark for the fiscal year. Underperformance was largely due	with the credit/duration strategies with respect to the Fund’s cash
to selection, timing, and positioning within particular industries	reserves, had positive results and outweighed detracting impacts
such as banking and oil equipment and services. A short duration	from the use of currency forwards and swaps by the Fund’s money
position also hurt performance in the first half of 2014.	managers to gain emerging currency exposure.

Stone Harbor Investment Partners LP (“Stone Harbor”)	Describe any changes to the Fund’s structure or the money
underperformed the JP Morgan EMBI Global Diversified Index	manager line-up.
for the fiscal year. Hard currency sovereign allocations were the	In December 2013 RIMCo hired THL Credit Advisors, LLC as a
lead cause of disappointing results. Although overall interest rate	money manager for the Fund.
selections also contributed to disappointing results, an overweight
position to Venezuela sovereign bonds was a recurring detractor.	There were no other changes to the Fund’s structure or money
Unfavorable conditionals within local currency emerging markets	manager line up during the fiscal year.
toward the beginning of the period also challenged Stone Harbor’s	Money Managers as of October 31,
exposures.	2014	Styles
THL Credit Advisors, LLC (“THL”) was hired in December 2013	DDJ Capital Management, LLC	Sector Specialist
and underperformed the Credit Suisse Leveraged Loan Index	Lazard Asset Management, LLC	Sector Specialist
for the portion of the fiscal year it was a manager in the Fund.	Oaktree Capital Management, L.P.	Sector Specialist
Despite the general challenges within bank loan securities, issuer	Stone Harbor Investment Partners L.P.	Sector Specialist
	THL Credit Advisors LLC	Sector Specialist
selection and industry allocations further detracted from THL’s	The views expressed in this report reflect those of the portfolio
performance. However, an overweight position to second-lien	managers only through the end of the period covered by
loans was positive and helped to mitigate results.	the report. These views do not necessarily represent the
RIMCo manages the portion of the Fund’s assets that RIMCo	views of RIMCo, or any other person in RIMCo or any other
determines not to allocate to the money managers. Assets not	affiliated organization. These views are subject to change
allocated to managers include the Fund’s liquidity reserves and	at any time based upon market conditions or other events,
assets which may be managed directly by RIMCo to modify the	and RIMCo disclaims any responsibility to update the views
Fund’s overall portfolio characteristics to seek to achieve the	contained herein. These views should not be relied on as
desired risk/return profile for the Fund.	investment advice and, because investment decisions for
During the period, RIMCo utilized derivative instruments such	a Russell Investment Company (“RIC”) Fund are based on
as futures, forwards and swaps to seek to achieve the Fund	numerous factors, should not be relied on as an indication
benchmark’s duration and credit exposures with respect to the	of investment decisions of any RIC Fund.

344 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on September 30, 2010.
**	The BofA Merrill Lynch Global High Yield Index (USD Hedged) is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.
***	The Global Opportunistic Credit Blended Benchmark is a composite index consisting of 60% BofA Merrill Lynch Global High Yield Index (USD Hedged) and 40% JP Morgan EMBI Global Diversified Index. The Global Opportunistic Credit Blended Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that is more representative of the investment strategies pursued by the Fund.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Opportunistic Credit Fund 345

Russell Investment Company

Russell Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,007.90	$1,019.31
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$5.92	$5.96

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.17%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,004.30	$1,015.48
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$9.75	$9.80
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.93%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,008.00	$1,019.26
	Expenses Paid During Period*	$5.97	$6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.18%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

346 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,009.20	$1,020.52
Expenses Paid During Period*	$4.71	$4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,008.60	$1,020.92
Expenses Paid During Period*	$4.30	$4.33

* Expenses are equal to the Fund's annualized expense ratio of 0.85%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Global Opportunistic Credit Fund 347

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Long-Term Fixed Income Investments - 89.5%				9.500% due 10/01/20		1,240	1,302
Argentina - 0.7%				Kodiak Oil & Gas Corp.
Argentina Bonar Bonds				5.500% due 01/15/21		1,215	1,233
Series X				Masonite International Corp.
7.000% due 04/17/17		9,708	8,616	8.250% due 04/15/21 (Þ)		2,750	2,942
Republic of Argentina Government Bond				New Red Finance, Inc.
6.000% due 03/31/23		1,238	1,399	6.000% due 04/01/22 (Å)		3,780	3,832
YPF Sociedad Anonima				Precision Drilling Corp.
8.750% due 04/04/24 (Þ)		856	885	6.500% due 12/15/21		3,500	3,587
			10,900	Valeant Pharmaceuticals International,
Australia - 0.2%				Inc.
FMG Resources Pty, Ltd.				7.500% due 07/15/21 (Þ)		1,605	1,717
8.250% due 11/01/19 (Å)		825	856	5.625% due 12/01/21 (Þ)		505	500
6.875% due 04/01/22 (Þ)		1,325	1,368	Valeant Pharmaceuticals International,
FMG Resources Pty, Ltd. 1st Lien Term				Inc. 1st Lien Term Loan B
Loan B				3.750% due 08/05/20 (Ê)		864	857
3.750% due 06/30/19		997	972				21,514
			3,196	Cayman Islands - 0.5%
Austria - 0.0%				Brazil Minas SPE via State of Minas
ESAL GmbH				Gerais
6.250% due 02/05/23 (Þ)		711	725	Series REGS
				5.333% due 02/15/28		1,731	1,740
Azerbaijan - 0.4%				Country Garden Holdings Co., Ltd.
Republic of Azerbaijan International				Series REGS
Bond				11.125% due 02/23/18		229	245
4.750% due 03/18/24 (Þ)		2,644	2,753	Kaisa Group Holdings, Ltd.
State Oil Co. of the Azerbaijan Republic				8.875% due 03/19/18 (Þ)		200	202
5.450% due 02/09/17		743	776	MAF Global Securities, Ltd.
4.750% due 03/13/23		2,860	2,840	7.125% due 12/31/49 (ƒ)		200	220
			6,369	MCE Finance, Ltd.
Barbados - 0.0%				Series REGS
				5.000% due 02/15/21		501	493
Columbus International, Inc.				Odebrecht Offshore Drilling Finance,
7.375% due 03/30/21 (Þ)		464	492	Ltd.
Bermuda - 0.1%				6.750% due 10/01/22 (Þ)		163	171
Inkia Energy, Ltd.				Sinopec Group Overseas Co.
8.375% due 04/04/21 (Þ)		200	216	4.375% due 04/10/24 (Þ)		653	682
Seadrill, Ltd.				UPCB Finance II, Ltd.
6.125% due 09/15/17 (Þ)		1,815	1,766	6.375% due 07/01/20	EUR	2,650	3,487
			1,982				7,240
Brazil - 2.4%				Chile - 0.9%
Brazil Letras do Tesouro Nacional				Banco del Estado de Chile
Series LTN				3.875% due 02/08/22 (Þ)		1,171	1,186
Zero coupon due 01/01/16	BRL	27,570	9,729	Cencosud SA
Zero coupon due 01/01/17	BRL	25,760	8,091	4.875% due 01/20/23 (Þ)		19	19
Brazil Notas do Tesouro Nacional				Chile Government International Bond
Series NTNB				5.500% due 08/05/20	CLP	200,000	367
6.000% due 08/15/50		3,070	3,137	Series REGS
Series NTNF				6.000% due 01/01/18	CLP	95,000	176
10.000% due 01/01/23	BRL	5,270	1,972	Corp. Nacional del Cobre de Chile
10.000% due 01/01/25	BRL	4,062	1,505	3.000% due 07/17/22 (Þ)		2,900	2,800
Brazilian Government International Bond				4.500% due 08/13/23 (Þ)		1,819	1,924
2.625% due 01/05/23		10,506	9,681	4.250% due 07/17/42 (Þ)		1,260	1,151
4.250% due 01/07/25		470	478	Series REGS
8.250% due 01/20/34		2,818	3,903	7.500% due 01/15/19		1,049	1,265
			38,496	3.750% due 11/04/20		1,315	1,354
Canada - 1.4%				3.875% due 11/03/21		1,694	1,750
First Quantum Minerals, Ltd.				6.150% due 10/24/36		1,709	2,005
7.250% due 05/15/22(Þ)		2,405	2,345				13,997
Great Canadian Gaming Corp.				Colombia - 2.0%
6.625% due 07/25/22 (Þ)	CAD	275	256	Bogota Distrito Capital
Harvest Operations Corp.				9.750% due 07/26/28	COP	800,000	470
6.875% due 10/01/17		2,885	2,943	Series REGS
HudBay Minerals, Inc.				9.750% due 07/26/28	COP	3,000,000	1,761
See accompanying notes which are an integral part of the financial statements.
348 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Colombia Government International				6.875% due 08/15/21	EUR	1,765	2,256
Bond				Kerneos Corporate SAS
11.750% due 02/25/20		895	1,273	5.750% due 03/01/21 (Þ)	EUR	1,060	1,322
7.750% due 04/14/21	COP	11,485,000	6,075	Loxam SAS
4.375% due 07/12/21		4,282	4,567	7.375% due 01/24/20 (Þ)	EUR	1,455	1,844
4.375% due 03/21/23	COP	550,000	236	7.000% due 07/23/22 (Þ)	EUR	350	406
4.000% due 02/26/24		5,616	5,762	Series REGS
8.125% due 05/21/24		360	480	7.375% due 01/24/20	EUR	440	558
9.850% due 06/28/27	COP	13,370,000	8,316	Numericable Group SA
7.375% due 09/18/37		846	1,140	5.375% due 05/15/22 (Þ)	EUR	160	208
6.125% due 01/18/41		739	887	6.000% due 05/15/22 (Þ)		1,580	1,616
Emgesa SA ESP				5.625% due 05/15/24	EUR	2,100	2,724
Series REGS				Rexel SA
8.750% due 01/25/21	COP	1,000,000	521	5.250% due 06/15/20 (Þ)		590	594
Empresas Publicas de Medellin ESP				SPCM SA
Series REGS				5.500% due 06/15/20	EUR	900	1,201
8.375% due 02/01/21	COP	570,000	295	6.000% due 01/15/22 (Å)		250	262
			31,783				23,365
Costa Rica - 0.6%				Gabon - 0.1%
Costa Rica Government International				Gabonese Republic
Bond				6.375% due 12/12/24 (Þ)		407	432
4.375% due 04/30/25 (Þ)		2,044	1,901	Series REGS
Series REGS				8.200% due 12/12/17		685	772
4.250% due 01/26/23		5,783	5,494				1,204
Republic of Costa Rica				Germany - 1.3%
7.000% due 04/04/44 (Þ)		1,906	1,968	Deutsche Bank AG
			9,363	Series EmTN
Croatia - 0.4%				7.000% due 05/17/22 (Þ)	IDR	37,800,000	2,940
Croatia Government International Bond				Deutsche Raststaetten Gruppe IV GmbH
6.375% due 03/24/21 (Þ)		960	1,055	6.750% due 12/30/20 (Þ)	EUR	1,040	1,378
6.000% due 01/26/24 (Þ)		4,918	5,318	Series REGS
			6,373	6.750% due 12/30/20	EUR	1,550	2,054
Dominican Republic - 1.1%				Techem Energy Metering Service GmbH
Dominican Republic International Bond				& Co. KG
6.600% due 01/28/24		2,428	2,689	7.875% due 10/01/20 (Þ)	EUR	560	774
5.875% due 04/18/24 (Þ)		7,230	7,628	Series REGS
				7.875% due 10/01/20	EUR	1,820	2,515
7.450% due 04/30/44		792	885	Trionista TopCo GmbH
Series REGS				6.875% due 04/30/21 (Þ)	EUR	1,045	1,372
9.040% due 01/23/18		425	463	Series REGS
7.500% due 05/06/21		4,709	5,356	6.875% due 04/30/21	EUR	2,650	3,479
			17,021	Unitymedia Hessen GmbH & Co. KG /
El Salvador - 0.5%				Unitymedia NRW GmbH
El Salvador Government International				5.750% due 01/15/23 (Þ)	EUR	800	1,090
Bond				Series REGS
7.750% due 01/24/23		1,414	1,605	5.500% due 09/15/22	EUR	150	202
5.875% due 01/30/25 (Þ)		1,607	1,603	5.750% due 01/15/23	EUR	1,469	2,002
6.375% due 01/18/27 (Þ)		886	908	Unitymedia KabelBW GmbH
Series REGS				Series REGS
7.375% due 12/01/19		830	923	9.500% due 03/15/21	EUR	790	1,111
5.875% due 01/30/25		2,504	2,498	WEPA Hygieneprodukte GmbH
			7,537	6.500% due 05/15/20 (Þ)	EUR	870	1,162
France - 1.5%				Series REGS
Cerba European Lab SAS				6.500% due 05/15/20	EUR	290	387
7.000% due 02/01/20	EUR	1,800	2,350				20,466
CGG SA				Ghana - 0.1%
6.500% due 06/01/21		1,600	1,280	Republic of Ghana
Crown European Holdings SA				8.125% due 01/18/26		479	481
4.000% due 07/15/22	EUR	2,650	3,392	Series REGS
Holding Medi-Partenaires SAS				8.500% due 10/04/17		524	554
7.000% due 05/15/20 (Þ)	EUR	970	1,270				1,035
Series REGS				Honduras - 0.2%
7.000% due 05/15/20	EUR	1,590	2,082	Honduras Government International
HomeVi SAS				Bond
				See accompanying notes which are an integral part of the financial statements.
				Russell Global Opportunistic Credit Fund 349

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series REGS				Series FR70
7.500% due 03/15/24		835	900	8.375% due 03/15/24	IDR	24,945,000	2,109
Republic of Honduras				Series FR71
8.750% due 12/16/20		2,342	2,667	9.000% due 03/15/29	IDR	39,800,000	3,459
			3,567	Pertamina Persero PT
Hong Kong - 0.0%				Series REGS
Citic Pacific Ltd.				6.000% due 05/03/42		602	602
7.875% due 04/15/49		375	392				60,220
Citic, Ltd.				Iraq - 0.2%
8.625% due 05/29/49		200	228	Republic of Iraq
			620	Series REGS
Hungary - 1.1%				5.800% due 01/15/28		3,085	2,723
Hungary Government Bond
6.500% due 06/24/19	HUF	732,580	3,415	Ireland - 0.9%
				AerCap Ireland Capital, Ltd. / AerCap
5.500% due 06/24/25	HUF	214,040	987	Global Aviation Trust
Series 17/A				5.000% due 10/01/21 (Þ)		3,006	3,126
6.750% due 11/24/17	HUF	969,600	4,424	Ardagh Glass Finance PLC
Series 20/A				Series REGS
7.500% due 11/12/20	HUF	76,100	377	8.750% due 02/01/20	EUR	100	130
Series 23/A				Ardagh Packaging Finance PLC
6.000% due 11/24/23	HUF	460,940	2,174	4.250% due 01/15/22	EUR	1,560	1,907
Hungary Government International Bond				Series REGS
5.000% due 03/30/16	GBP	209	345	9.250% due 10/15/20	EUR	1,490	1,998
3.500% due 07/18/16	EUR	229	298	Ardagh Packing Financial Holdings
6.375% due 03/29/21		2,070	2,349	4.250% due 01/15/22	EUR	300	367
5.750% due 11/22/23		2,426	2,669	Grifols Worldwide Operations, Ltd.
5.375% due 03/25/24		252	270	5.250% due 04/01/22 (Þ)		4,595	4,710
			17,308	Smurfit Kappa Acquisitions
Indonesia - 3.8%				3.250% due 06/01/21	EUR	105	132
Indonesia Government Bond				3.250% due 06/01/21 (Þ)	EUR	1,700	2,130
6.625% due 02/17/37		899	1,050	Vimpel Communications Via VIP
Indonesia Government International				Finance Ireland, Ltd. OJSC
Bond				7.748% due 02/02/21 (Þ)		96	98
6.875% due 01/17/18		1,862	2,102	Series REGS
11.625% due 03/04/19		6,274	8,407	7.748% due 02/02/21		400	407
5.875% due 03/13/20		2,252	2,519				15,005
3.375% due 04/15/23 (Þ)		1,551	1,485	Italy - 0.6%
8.375% due 03/15/34	IDR	11,817,000	971	ENEL SPA
8.500% due 10/12/35		1,900	2,650	6.500% due 01/10/74	EUR	2,420	3,348
7.750% due 01/17/38		2,202	2,898	Telecom Italia SPA
Series REGS				5.375% due 01/29/19	EUR	2,300	3,192
4.875% due 05/05/21		2,436	2,603	6.375% due 06/24/19	GBP	650	1,124
5.375% due 10/17/23		3,097	3,403	5.250% due 02/10/22	EUR	1,650	2,308
Indonesia Treasury Bond							9,972
Series FR53				Ivory Coast - 0.4%
8.250% due 07/15/21	IDR	5,100,000	427	Ivory Coast Government Bond
Series FR58				5.375% due 07/23/24		637	615
8.250% due 06/15/32	IDR	20,400,000	1,633	Ivory Coast Government International
Series FR59				Bond
7.000% due 05/15/27	IDR	32,440,000	2,419	Series REGS
Series FR61				5.750% due 12/31/32		5,653	5,456
7.000% due 05/15/22	IDR	39,650,000	3,092				6,071
Series FR62				Jamaica - 0.3%
6.375% due 04/15/42	IDR	2,000,000	124	Government of Jamaica
Series FR63				7.625% due 07/09/25		4,153	4,439
5.625% due 05/15/23	IDR	17,050,000	1,206
Series FR65				Jersey - 0.3%
6.625% due 05/15/33	IDR	6,000,000	405	AA Bond Co., Ltd.
Series FR66				Series REGS
5.250% due 05/15/18	IDR	16,000,000	1,220	9.500% due 07/31/19	GBP	2,430	4,280
Series FR69
7.875% due 04/15/19	IDR 186,356,000		15,436	Kazakhstan - 1.2%

See accompanying notes which are an integral part of the financial statements.
350 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Kazakhstan Government International				Series REGS
Bond				6.500% due 11/15/18	EUR	1,200	1,555
3.875% due 10/14/24 (Þ)		1,751	1,720	Gestamp Funding Luxembourg SA
KazMunajGaz National Co.				5.875% due 05/31/20 (Þ)	EUR	400	527
6.375% due 04/09/21		980	1,076	Series REGS
4.875% due 05/07/25		616	612	5.875% due 05/31/20	EUR	1,250	1,648
5.750% due 04/30/43		1,838	1,787	Intelsat Jackson Holdings SA
9.125% due 07/02/18 (Þ)		2,396	2,833	7.250% due 10/15/20		2,300	2,455
6.375% due 04/09/21 (Þ)		5,398	5,924	Mallinckrodt International Finance S.A.
4.400% due 04/30/23 (Þ)		678	666	3.500% due 03/19/21		1,246	1,233
5.750% due 04/30/43 (Þ)		366	356	Matterhorn Midco & Cy SCA
				Series REGS
Series REGS				7.750% due 02/15/20	EUR	2,385	3,116
7.000% due 05/05/20		3,076	3,465	Monitchem Holdco
Zhaikmunai LLP				5.250% due 06/15/21	EUR	1,975	2,457
7.125% due 11/13/19 (Þ)		483	502	Ontex IV SA
			18,941	9.000% due 04/15/19 (Þ)	EUR	1,050	1,395
Kenya - 0.1%				Series REGS
Republic of Kenya Government Bond				9.000% due 04/15/19	EUR	1,495	1,986
6.875% due 06/24/24		1,830	1,949	Pinnacle Holdco Sarl Term Loan
				10.500% due 07/30/20 (Ê)		943	922
Lithuania - 0.1%				Sunrise Communications Holdings SA
Lithuania Government International				8.500% due 12/31/18 (Þ)	EUR	1,370	1,794
Bond				Series REGS
Series REGS				8.500% due 12/31/18	EUR	460	602
6.625% due 02/01/22		847	1,021	Telenet Finance III Luxembourg SCA
Luxembourg - 4.2%				Series REGS
Accudyne Industries Borrower SCA Term				6.625% due 02/15/21	EUR	350	468
Loan				Telenet Finance Luxembourg SCA
4.000% due 12/13/19 (Ê)		727	714	Series REGS
				6.375% due 11/15/20	EUR	200	265
Altice SA				Telenet Finance V Luxembourg SCA
7.250% due 05/15/22 (Þ)	EUR	1,550	2,006	6.750% due 08/15/24 (Þ)	EUR	600	839
APERAM
7.750% due 04/01/18 (Þ)		2,265	2,344	Series REGS
				6.750% due 08/15/24	EUR	965	1,349
ArcelorMittal				Telenet Finance V SCA
2.875% due 07/06/20	EUR	100	126	6.250% due 08/15/22	EUR	320	434
6.000% due 03/01/21		6,810	7,304	Travelport Finance SARL Term Loan
BMBG Bond Finance SCA				6.000% due 09/02/21		500	499
5.327% due 10/15/20 (Å)(Ê)	EUR	1,325	1,664	Trinseo Materials Operating SCA /
5.327% due 10/15/20	EUR	455	571	Trinseo Materials Finance, Inc.
Capsugel SA				8.750% due 02/01/19		2,471	2,613
7.000% due 05/15/19 (Þ)		3,230	3,285	Wind Acquisition Finance SA
ConvaTec Finance International SA				4.000% due 07/15/20 (Þ)	EUR	1,914	2,362
8.250% due 01/15/19 (Þ)		2,180	2,227	4.750% due 07/15/20 (Þ)		86	84
Cosan Luxembourg SA				7.000% due 04/23/21 (Þ)	EUR	2,500	3,095
5.000% due 03/14/23 (Þ)		874	841	Xefin Lux SCA
Delta 2 (Lux) Sarl 2nd Lien Term Loan				3.913% due 06/01/19	EUR	195	242
7.750% due 07/15/22		3,255	3,241	Xella Holdco Finance SA
Dufry Finance SCA				9.125% due 09/15/18 (Þ)	EUR	1,100	1,409
4.500% due 07/15/22 (Þ)	EUR	1,350	1,762	Series REGS
Elior Finance & Co. SCA				9.125% due 09/15/18	EUR	430	551
6.500% due 05/01/20 (Þ)	EUR	546	741
Series REGS							66,811
6.500% due 05/01/20	EUR	650	882	Malaysia - 1.1%
Evergreen Skills Luxembourg S.A.R.L.				Malaysia Government Bond
Initial Term Loan				4.048% due 09/30/21	MYR	17,000	5,253
5.750% due 04/28/21		998	984	Series 0111
Finmeccanica Finance SA				4.160% due 07/15/21	MYR	21,610	6,719
8.000% due 12/16/19	GBP	665	1,223	Series 0311
Gategroup Finance Luxembourg SA				4.392% due 04/15/26	MYR	6,880	2,156
6.750% due 03/01/19 (Þ)	EUR	1,130	1,459	Series 0313
Series REGS				3.480% due 03/15/23	MYR	3,450	1,026
6.750% due 03/01/19	EUR	1,190	1,537	Series 0511
GCS Holdco Finance I SA				3.580% due 09/28/18	MYR	6,600	2,004

				See accompanying notes which are an integral part of the financial statements.
				Russell Global Opportunistic Credit Fund 351

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series 0902				7.375% due 07/29/20 (Þ)		200	212
4.378% due 11/29/19	MYR	3,490	1,094	Interxion Holdings
			18,252	6.000% due 07/15/20	EUR	2,580	3,364
Mexico - 3.2%				Listrindo Capital BV
America Movil SAB de CV				6.950% due 02/21/19 (Þ)		300	319
6.000% due 06/09/19	MXN	5,210	390	OI European Group B.V.
Series 12				4.875% due 03/31/21	EUR	2,530	3,408
6.450% due 12/05/22	MXN	6,500	474	PortAventura Entertainment Barcelona
Cemex SAB de CV				BV
9.500% due 06/15/18 (Þ)		216	241	5.788% due 12/01/19 (Ê)(Þ)	EUR	370	461
7.250% due 01/15/21 (Þ)		239	258	7.250% due 12/01/20 (Þ)	EUR	330	416
Comision Federal de Electricidad				Series REGS
4.875% due 01/15/24 (Þ)		224	236	7.250% due 12/01/20	EUR	900	1,133
Mexican Bonos				Refresco Gerber BV
Series M 10				Series REGS
8.500% due 12/13/18	MXN	101,111	8,531	7.375% due 05/15/18	EUR	1,365	1,792
Series M 20				Schaeffler Holding Finance BV
12.500% due 11/30/17	MXN	15,896	1,543	6.875% due 08/15/18 (Þ)	EUR	1,370	1,803
Series M 30				5.750% due 11/15/21 (Å)	EUR	1,300	1,682
10.000% due 11/20/36	MXN	36,482	3,715	Series REGS
8.500% due 11/18/38	MXN	17,100	1,529	6.875% due 08/15/18	EUR	150	197
Series M				Sensata Technologies BV
6.250% due 06/16/16	MXN	784	61	5.625% due 11/01/24 (Å)		1,270	1,341
8.000% due 12/07/23	MXN	52,533	4,477	Suam Finance BV
7.750% due 05/29/31	MXN	50,220	4,157	4.875% due 04/17/24 (Þ)		105	108
7.750% due 11/13/42	MXN	32,410	2,691	Telefonica Europe BV
Mexican Udibonos				6.500% due 12/31/49 (ƒ)	EUR	2,300	3,174
Series S				VimpelCom Holdings BV
5.000% due 06/16/16	MXN	27,094	2,174	5.950% due 02/13/23 (Þ)		200	184
4.000% due 11/15/40	MXN	5,200	423	VTR Finance BV
Mexico Government International Bond				6.875% due 01/15/24 (Þ)		896	941
4.000% due 10/02/23		9,978	10,417				26,734
6.050% due 01/11/40		1,598	1,930	Nigeria - 0.3%
4.750% due 03/08/44		4,088	4,151	Nigeria Government Bond
				Series 07YR
5.550% due 01/21/45		1,760	1,998	16.000% due 06/29/19	NGN	215,000	1,450
Series GMTN				Series 10YR
5.950% due 03/19/19		354	406	16.390% due 01/27/22	NGN	99,600	708
Petroleos Mexicanos				Nigeria Government International Bond
Series REGS				6.750% due 01/28/21		1,531	1,655
5.500% due 02/24/25	EUR	600	939	6.375% due 07/12/23 (Þ)		431	457
			50,741	Series REGS
Morocco - 0.1%				6.375% due 07/12/23		824	873
Morocco Government International Bond
4.250% due 12/11/22 (Þ)		1,452	1,472				5,143
Office Cherifien des Phosphates				Norway - 0.1%
5.625% due 04/25/24 (Þ)		688	722	Albain Bidco Norway AS
				6.750% due 11/01/20 (Þ)	EUR	1,080	1,265
			2,194	Series REGS
Netherlands - 1.7%				6.750% due 11/01/20	EUR	780	914
AP NMT Acquisition B.V. Term Loan B
6.750% due 08/13/21		1,000	971				2,179
Carlson Wagonlit BV				Panama - 0.6%
Series REGS				Panama Government International Bond
7.500% due 06/15/19	EUR	765	1,011	7.125% due 01/29/26		116	149
CIMPOR Financial Operations B.V.				9.375% due 04/01/29		4,899	7,324
5.750% due 07/17/24 (Þ)		1,030	990	6.700% due 01/26/36		1,708	2,148
EMATUM Via Mozambique EMATUM							9,621
Finance 2020 BV				Paraguay - 0.1%
Series REGS				Republic of Paraguay
6.305% due 09/11/20		1,113	1,112	4.625% due 01/25/23		821	838
Grupo Antolin Dutch BV				6.100% due 08/11/44		633	678
4.750% due 04/01/21	EUR	1,175	1,506				1,516
4.750% due 04/01/21 (Þ)	EUR	475	609	Peru - 0.6%
Indosat Palapa Co. BV				Cementos Pacasmayo SAA

See accompanying notes which are an integral part of the financial statements.
352 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
4.500% due 02/08/23 (Þ)		196	187	Series REGS
Peruvian Government International Bond				7.850% due 03/10/18	RUB	65,000	1,419
7.350% due 07/21/25		1,434	1,896	Series REGS
8.750% due 11/21/33		3,577	5,500	7.500% due 03/31/30		24,216	27,473
Series REGS				Russian Government Bond
7.840% due 08/12/20	PEN	4,050	1,605	7.000% due 08/16/23	RUB	176,400	3,451
Republic of Peru							51,726
6.900% due 08/12/37	PEN	2,690	969	Serbia - 0.3%
			10,157	Republic of Serbia International Bond
Philippines - 0.5%				7.250% due 09/28/21		4,269	4,907
Philippine Government International
Bond				Singapore - 0.1%
4.000% due 01/15/21		2,050	2,196	ABJA Investment Co. Pte Ltd.
4.950% due 01/15/21	PHP	22,000	508	5.950% due 07/31/24		860	874
9.500% due 02/02/30		2,631	4,200
6.250% due 01/14/36	PHP	30,000	731	Slovenia - 0.3%
				Slovenia Government International Bond
			7,635	5.250% due 02/18/24 (Þ)		2,623	2,825
Poland - 1.3%				Series REGS
Poland Government Bond				5.850% due 05/10/23		1,366	1,532
Series 0418							4,357
3.750% due 04/25/18	PLN	4,200	1,324
Series 0922				South Africa - 2.4%
5.750% due 09/23/22	PLN	31,835	11,735	Eskom Holdings SOC, Ltd.
				6.750% due 08/06/23 (Þ)		617	664
Series 1019				Series ES26
5.500% due 10/25/19	PLN	8,725	3,014	7.850% due 04/02/26	ZAR	6,000	512
Poland Government Bonds
Zero coupon due 07/25/16	PLN	18,560	5,350	South Africa Government Bond
				8.250% due 03/31/32	ZAR	98,070	8,729
			21,423	Series 2023
Romania - 1.4%				7.750% due 02/28/23	ZAR	20,875	1,899
Romania Government Bond				Series R186
4.750% due 08/29/16	RON	3,400	1,011	10.500% due 12/21/26	ZAR	27,930	3,040
5.950% due 06/11/21	RON	33,550	10,880	Series R207
Series 04YR				7.250% due 01/15/20	ZAR	60,981	5,522
5.750% due 01/27/16	RON	5,860	1,742	Series R208
Romanian Government International				6.750% due 03/31/21	ZAR	8,510	745
Bond				Series R213
4.875% due 01/22/24 (Þ)		1,880	2,026	7.000% due 02/28/31	ZAR	39,055	3,116
Series REGS				South Africa Government International
6.750% due 02/07/22		4,486	5,374	Bond
4.375% due 08/22/23		1,402	1,460	5.500% due 03/09/20		1,473	1,615
			22,493	5.875% due 05/30/22		804	909
Russia - 3.3%				4.665% due 01/17/24		787	818
Russian Government Bond				5.875% due 09/16/25		8,220	9,289
6.700% due 05/15/19	RUB	60,140	1,242	Transnet SOC, Ltd.
6.400% due 05/27/20	RUB	29,100	577	9.500% due 05/13/21 (Þ)	ZAR	7,700	704
Russian Government International Bond							37,562
7.600% due 07/20/22	RUB	45,000	923	Spain - 0.1%
Russian Federal Bond - OFZ				Obrascon Huarte Lain SA
Series 6205				Series REGS
7.600% due 04/14/21	RUB	37,460	780	7.625% due 03/15/20	EUR	1,090	1,482
Series 6207				4.750% due 03/15/22	EUR	280	354
8.150% due 02/03/27	RUB	35,000	719
Series 6208							1,836
7.500% due 02/27/19	RUB	345,200	7,360	Thailand - 0.9%
				PTT Exploration and Production Public
Series 6210				Co., Ltd.
6.800% due 12/11/19	RUB	59,778	1,223
Series 6211				4.875% due 12/29/49		657	668
7.000% due 01/25/23	RUB	180,400	3,540	Thailand Government Bond
Series 6212				3.250% due 06/16/17	THB	34,300	1,077
7.050% due 01/19/28	RUB	54,700	1,016	3.450% due 03/08/19	THB	10,000	315
Russian Federation International Bond				3.875% due 06/13/19	THB	212,410	6,857
4.875% due 09/16/23		2,000	2,003	3.650% due 12/17/21	THB	119,250	3,815
Russian Foreign Bond - Eurobond				3.580% due 12/17/27	THB	26,600	829

				See accompanying notes which are an integral part of the financial statements.
				Russell Global Opportunistic Credit Fund 353

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
	or Shares		$		or Shares		$
Series ILB				9.250% due 05/15/18 (Þ)	EUR	1,775	2,243
1.200% due 07/14/21	THB	24,782	737	Stretford 79 PLC
			14,298	6.250% due 07/15/21	GBP	910	1,223
Trinidad and Tobago - 0.1%				Thames Water Kemble Finance PLC
Republic of Trinidad & Tobago				7.750% due 04/01/19	GBP	1,355	2,341
4.375% due 01/16/24 (Þ)		1,455	1,575	Tullow Oil PLC
				6.000% due 11/01/20 (Þ)		1,600	1,496
Turkey - 3.1%				Vedanta Resources PLC
Republic of Turkey				6.000% due 01/31/19		200	204
6.625% due 02/17/45		335	401	6.000% due 01/31/19 (Þ)		463	472
Turk Telekomunikasyon AS				8.250% due 06/07/21 (Þ)		600	654
4.875% due 06/19/24 (Þ)		1,031	1,023	Series REGS
Turkey Government Bond				6.750% due 06/07/16		175	183
9.000% due 01/27/16	TRY	7,410	3,358	Virgin Media Finance PLC
10.400% due 03/27/19	TRY	7,000	3,398	4.875% due 02/15/22		1,000	940
7.100% due 03/08/23	TRY	5,600	2,305	7.000% due 04/15/23 (Þ)	GBP	1,200	2,044
8.800% due 09/27/23	TRY	1,743	796	Series REGS
Series 5YR				7.000% due 04/15/23	GBP	120	204
9.000% due 03/08/17	TRY	14,865	6,805	Virgin Media Investment Holdings, Ltd.
Series 5Y				Term Loan
6.300% due 02/14/18	TRY	10,020	4,265	3.500% due 06/07/20 (Ê)		1,250	1,232
Series CPI				Vougeot Bidco PLC
4.000% due 04/01/20	TRY	792	399	7.875% due 07/15/20 (Þ)	GBP	160	256
3.000% due 07/21/21	TRY	5,107	2,467	Series RegS
Turkey Government International Bond				7.875% due 07/15/20	GBP	1,390	2,224
7.000% due 09/26/16		374	409				32,312
7.500% due 07/14/17		356	400	United States - 34.4%
7.000% due 03/11/19		4,543	5,204	24 Hour Holdings III LLC
7.500% due 11/07/19		1,122	1,322	8.000% due 06/01/22 (Þ)		3,070	2,901
7.000% due 06/05/20		3,654	4,251	4L Technologies, Inc. Term Loan
5.125% due 03/25/22		1,723	1,832	5.500% due 05/08/20 (Ê)		1,000	993
				ABG Intermediate Holdings 2, LLC 1st
6.250% due 09/26/22		3,967	4,503	Lien Term Loan
5.750% due 03/22/24		1,495	1,651	5.500% due 05/27/21		1,327	1,317
7.375% due 02/05/25		3,451	4,265	ABG Intermediate Holdings 2, LLC 2nd
6.000% due 01/14/41		619	686	Lien Term Loan
			49,740	9.000% due 05/27/22		500	492
Ukraine - 0.6%				ABILITY Network, Inc. 1st Lien Term
Ukraine Government Infrastructure				Loan
Government Bond				6.000% due 05/14/21 (Ê)		748	739
9.000% due 12/07/17		3,218	2,751	ACCO Brands Corp.
Ukraine Government International Bond				6.750% due 04/30/20		3,290	3,496
6.250% due 06/17/16 (Þ)		642	571	ADS Waste Holdings, Inc. Term Loan
Series REGS				3.750% due 10/09/19 (Ê)		993	971
6.250% due 06/17/16		1,191	1,060	ADT Corp.
6.580% due 11/21/16		1,259	1,108	6.250% due 10/15/21		2,000	2,100
9.250% due 07/24/17		4,486	4,082	Affinion Group, Inc. Term Loan B
6.750% due 11/14/17		200	174	6.750% due 04/30/18 (Ê)		971	938
				Alaska Communications Systems
			9,746	Holdings, Inc. Term Loan B
United Kingdom - 2.0%				6.250% due 10/21/16		242	240
Arqiva Broadcast Finance PLC				Albertsons LLC Term Loan B4
9.500% due 03/31/20 (Þ)	GBP	1,270	2,222	4.500% due 08/25/21 (Ê)		1,000	1,000
Series REGS				Albertson's LLC Term Loan B4-1
9.500% due 03/31/20	GBP	1,610	2,817	4.500% due 08/25/21		500	500
Iron Mountain, Inc.				Allison Transmission, Inc. Term Loan B3
6.125% due 09/15/22(Þ)	GBP	2,215	3,588	3.500% due 08/23/19		744	738
Paragon Offshore PLC				Alpha Natural Resources, Inc.
6.750% due 07/15/22		3,260	2,486	6.000% due 06/01/19		1,275	637
Pendragon PLC				Alphabet Holding Co., Inc.
6.875% due 05/01/20	GBP	2,500	4,147	7.750% due 11/01/17		2,805	2,721
Priory Group No. 3 PLC				American Airlines, Inc. Exit Term Loan
Series REGS				3.750% due 06/27/19 (Ê)		992	979
7.000% due 02/15/18	GBP	800	1,336
R&R Pik PLC
See accompanying notes which are an integral part of the financial statements.
354 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
American Builders & Contractors Supply			4.000% due 12/18/20 (Ê)	175	172
Co., Inc.			Building Materials Corp. of America
5.625% due 04/15/21 (Þ)	3,500	3,544	5.375% due 11/15/24 (Å)	2,555	2,561
American Pacific Corp. 1st Lien Term			Burger King Corp. Term Loan B
Loan B			4.500% due 09/24/21	500	499
7.000% due 02/27/19 (Ê)	995	995	BWAY Holding Co. Term Loan B
AmeriGas Finance LLC / AmeriGas			5.500% due 08/14/20 (Ê)	998	1,001
Finance Corp.			Cablevision Systems Corp.
7.000% due 05/20/22	3,115	3,364	5.875% due 09/15/22	300	305
Amsurg Corp.			Caesars Entertainment Corp. 1st Lien
5.625% due 11/30/20	1,000	1,030	Term Loan B
5.625% due 07/15/22 (Þ)	6,035	6,253	7.000% due 10/11/20 (Ê)	1,987	1,893
Ancestry.com, Inc.			Caesars Entertainment Operating Co.,
9.625% due 10/15/18 (Þ)	2,830	2,823	Inc.
11.000% due 12/15/20	3,620	4,100	11.250% due 06/01/17	7,485	5,614
Ancestry.com, Inc. Term Loan			Caesars Entertainment Operating Co.,
4.500% due 12/28/18 (Ê)	1,489	1,479	Inc. Term Loan B4
Apex Tool Group LLC			9.500% due 10/31/16 (Ê)	289	263
7.000% due 02/01/21 (Þ)	4,065	3,658	California Resources Corp.
Arch Coal, Inc.			5.500% due 09/15/21 (Þ)	2,285	2,331
Zero coupon due 05/16/18 (Ê)	1,070	943	Calpine Construction Finance Co., LP
Arctic Glacier U.S.A., Inc. Term Loan			1st Lien Term Loan B2
5.000% due 05/13/19 (Ê)	992	975	3.250% due 01/31/22 (Ê)	1,990	1,938
Ashtead Capital, Inc.			Calpine Corp.
6.500% due 07/15/22 (Þ)	2,310	2,495	5.375% due 01/15/23	850	858
5.625% due 10/01/24	990	1,032	7.875% due 01/15/23 (Þ)	1,335	1,479
AssuredPartners Capital, Inc. 1st Lien			Calpine Corp. Term Loan B1
Term Loan			4.000% due 04/01/18	994	989
4.500% due 04/02/21	1,000	993	Carlson Travel Holdings, Inc.
AssuredPartners Capital, Inc. 2nd Lien			7.500% due 08/15/19 (Þ)	2,800	2,807
Term Loan			CCO Holdings LLC / CCO Holdings
7.750% due 04/02/22	1,000	979	Capital Corp.
Asurion LLC Term Loan B2			6.500% due 04/30/21	1,370	1,445
4.250% due 07/08/20 (Ê)	992	979	CCOH Safari LLC
Audatex NA, Inc.			5.500% due 12/01/22	2,460	2,485
6.000% due 06/15/21 (Þ)	1,845	1,951	CDW LLC / CDW Finance Corp.
Axalta Coating Systems US Holdings,			6.000% due 08/15/22	2,050	2,163
Inc. / Axalta Coating Systems Dutch			CEC Entertainment, Inc. Term Loan
Holding B			4.250% due 02/14/21 (Ê)	995	962
5.750% due 02/01/21 (Þ)	730	955	Celanese US Holdings LLC
Series REGS			3.250% due 10/15/19	1,840	2,351
5.750% due 02/01/21	1,875	2,453	Cengage Learning Acquisitions, Inc. 1st
Belden, Inc.			Lien Term Loan
5.500% due 04/15/23	300	389	7.000% due 03/31/20 (Ê)	5,368	5,370
Berlin Packaging LLC 2nd Lien Term			Century Aluminum Co.
Loan			7.500% due 06/01/21 (Þ)	4,040	4,303
7.750% due 09/24/22	1,250	1,245	Cequel Communications Holdings I, LLC
Bill Barrett Corp.			5.125% due 12/15/21	2,545	2,485
7.625% due 10/01/19	1,580	1,596	Charming Charlie, Inc. Term Loan B
BioScrip, Inc. Term Loan			9.000% due 12/24/19 (Ê)	186	184
6.500% due 07/31/20 (Ê)	40	40	Charter Commercial Operating LLC
BioScrip, Inc. Term Loan B			Term Loan G
6.500% due 07/31/20 (Ê)	66	66	4.250% due 09/12/21	1,000	1,006
BMC Software Finance, Inc. Term Loan			Checkout Holding Corp. 1st Lien Term
5.500% due 09/10/20 (Ê)	958	947	Loan B
Brazil Loan Trust 1			4.500% due 04/09/21 (Ê)	1,995	1,941
5.477% due 07/24/23 (Þ)	2,221	2,310	Checkout Holding Corp. 2nd Lien Term
BreitBurn Energy Partners, LP /			Loan
BreitBurn Finance Corp.			7.750% due 04/09/22 (Ê)	750	711
8.625% due 10/15/20	450	459	Chrysler Group LLC 1st Lien Term
7.875% due 04/15/22	3,860	3,703	Loan B
Brickman Group, Ltd. LLC 2nd Lien			3.250% due 12/31/18	498	492
Term Loan			Chrysler Group LLC Term Loan B
7.500% due 12/18/21	500	491	3.500% due 05/24/17 (Ê)	744	740
Brickman Group, Ltd. LLC Term Loan			CHS/Community Health Systems, Inc.
			See accompanying notes which are an integral part of the financial statements.
			Russell Global Opportunistic Credit Fund 355

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.875% due 02/01/22	4,230	4,558	7.750% due 08/01/22 (Ê)	250	246
CITGO Petroleum Corp.			Emerald US, Inc. Term Loan
6.250% due 08/15/22 (Þ)	2,015	2,050	Zero coupon due 05/09/21	700	687
Clear Channel Worldwide Holdings, Inc.			Endo Finance LLC
7.625% due 03/15/20	1,750	1,846	5.750% due 01/15/22 (Þ)	1,520	1,528
6.500% due 11/15/22	5,070	5,222	Energy XXI Gulf Coast, Inc.
Cleaver-Brooks, Inc.			6.875% due 03/15/24	985	778
8.750% due 12/15/19 (Þ)	940	1,022	EnergySolutions LLC Term Loan
Community Health Systems, Inc. Term			6.750% due 05/29/20 (Ê)	1,496	1,502
Loan D			Extreme Reach, Inc. 1st Lien Term Loan
4.250% due 01/27/21 (Ê)	1,242	1,242	6.750% due 02/10/20	1,621	1,621
Connolly Corp. 2nd Lien Term Loan			FairPoint Communications, Inc. Term
8.000% due 05/14/22 (Ê)	2,970	2,959	Loan
Consolidated Communications, Inc. Term			7.500% due 02/14/19 (Ê)	2,481	2,498
Loan B			FIDJI Luxembourg BC4 S.A R.L Initial
4.250% due 12/23/20 (Ê)	993	987	Term Loan
ConvergeOne Holdings Corp. 1st Lien			6.250% due 12/18/20	488	487
Term Loan			Fieldwood Energy LLC 2nd Lien Term
6.000% due 06/17/20 (Ê)	249	247	Loan
Cott Beverages, Inc.			8.375% due 09/30/20	2,335	2,243
5.375% due 07/01/22	2,175	2,153	First Data Corp.
CPG International, Inc. 1st Lien Term			6.750% due 11/01/20 (Þ)	3,802	4,068
Loan B			8.250% due 01/15/21 (Þ)	5,080	5,512
4.750% due 09/30/20 (Ê)	1,386	1,373	First Data Corp. Term Loan
CPI Buyer LLC Second Lien Term Loan			3.666% due 03/24/18 (Ê)	500	495
8.500% due 07/18/22	2,540	2,502	First Quality Finance Co., Inc.
CROWN Americas LLC Term Loan B			4.625% due 05/15/21 (Þ)	1,410	1,304
Zero coupon due 10/22/21	250	249	Fitness International LLC Term Loan B
Crown Castle International Corp.			5.500% due 07/01/20 (Ê)	748	741
5.250% due 01/15/23	1,970	2,017	Flexera Software LLC 1st Lien Term
Crowne Group LLC Term Loan			Loan
6.000% due 09/29/20	500	493	4.500% due 04/02/20	969	957
CSC Holdings LLC			Foresight Energy LLC / Foresight Energy
6.750% due 11/15/21	700	779	Corp.
5.250% due 06/01/24 (Þ)	350	351	7.875% due 08/15/21 (Þ)	10,330	10,743
DaVita HealthCare Partners, Inc.			FPC Holdings Inc First Lien
5.750% due 08/15/22	4,900	5,194	5.250% due 11/27/19 (Ê)	744	728
DBP Holding Corp.			FPC Holdings, Inc. 2nd Lien Term Loan
7.750% due 10/15/20 (Þ)	1,565	1,389	9.250% due 05/19/20 (Å)	2,000	1,940
Denali Borrower LLC / Denali Finance			Freescale Semiconductor, Ltd. Term
Corp.			Loan
5.625% due 10/15/20 (Þ)	4,255	4,513	4.250% due 03/01/20 (Ê)	744	733
Denbury Resources, Inc.			Frontier Communications Corp.
6.375% due 08/15/21	1,130	1,181	7.625% due 04/15/24	1,340	1,440
5.500% due 05/01/22	1,405	1,384	Gates Global LLC Term Loan
Dialysis Newco, Inc. 2nd Lien Term			4.250% due 07/03/21 (Ê)	1,000	988
Loan			GENEX Holdings, Inc. 1st Lien Term
7.750% due 10/25/21 (Ê)	1,630	1,622	Loan
DISH DBS Corp.			5.250% due 05/30/21	998	990
5.875% due 07/15/22	1,410	1,495	Getty Images, Inc. Term Loan B
Dynegy Finance I, Inc. / Dynegy Finance			4.750% due 10/18/19 (Ê)	1,522	1,436
II Inc			Global Brass & Copper, Inc.
6.750% due 11/01/19 (Å)	2,500	2,587	9.500% due 06/01/19	1,570	1,723
Dynegy, Inc.			Global TIP Finance B.V. Term Loan
5.875% due 06/01/23	80	78	6.500% due 10/23/20 (Ê)	1,429	1,422
Education Management LLC / Education			Goodyear Tire & Rubber Co. (The)
Management Finance Corp.			6.500% due 03/01/21	1,855	1,985
16.000% due 07/01/18	875	438	7.000% due 05/15/22	1,230	1,338
Education Management LLC Term Loan			Gray Television, Inc. Term Loan B
C3			3.750% due 06/13/21 (Ê)	1,000	986
8.250% due 03/30/18	1,242	551	Grifols Worldwide Operations, Ltd.
Emerald 3, Ltd. 2nd Lien Term Loan			3.155% due 02/27/21	746	736
8.000% due 05/09/22	800	784	GTCR Valor Cos., Inc. 1st Lien Term
Emerald Performance Materials, LLC			Loan
Second Lien Term Loan			6.000% due 05/30/21	568	552
See accompanying notes which are an integral part of the financial statements.

356 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
GTCR Valor Cos., Inc. Delayed Draw			5.375% due 08/15/22 (Þ)	2,120	2,157
Term Loan			Level 3 Financing Inc. Incremental Term
6.000% due 05/30/21	431	419	Loan B
Harbinger Group, Inc.			Zero coupon due 01/31/22	750	744
7.875% due 07/15/19	1,387	1,501	Level 3 Financing, Inc.
7.750% due 01/15/22	5,813	5,900	7.000% due 06/01/20	1,405	1,500
7.750% due 01/15/22 (Þ)	3,580	3,625	6.125% due 01/15/21 (Þ)	965	1,012
Harland Clarke Holdings Corp. Term			LIN Television Corp.
Loan B4			6.375% due 01/15/21	1,920	1,949
6.000% due 08/04/19 (Ê)	1,970	1,974	Linn Energy LLC / Linn Energy Finance
HCA Holdings, Inc.			Corp.
6.250% due 02/15/21	1,740	1,873	6.500% due 05/15/19	2,645	2,473
Heartland Dental Care LLC Term Loan			6.250% due 11/01/19	725	667
9.750% due 06/21/19	2,200	2,216	Lonestar Resources America, Inc.
Heartland Dental Care LLC Term Loan			8.750% due 04/15/19 (Þ)	1,010	929
B1			LTS Buyer LLC 2nd Lien Term Loan
5.500% due 12/21/18 (Ê)	2,408	2,402	8.000% due 04/01/21 (Ê)	120	119
HGIM Corp. Term Loan B			M/A-COM Technology Solutions
5.500% due 06/18/20 (Ê)	746	708	Holdings, Inc. Term Loan
Hockey Merger Sub 2, Inc.			4.500% due 05/08/21	636	633
7.875% due 10/01/21 (Þ)	2,220	2,314	McJunkin Red Man Corp. 1st Lien Term
HUB International, Ltd. 1st Lien Term			Loan B
Loan B			5.000% due 11/09/19 (Ê)	2,941	2,944
4.750% due 10/02/20 (Ê)	893	881	Meccanica Holdings USA, Inc.
Hyperion Insurance Group Term Loan B			6.250% due 07/15/19 (Þ)	430	461
5.750% due 10/04/19	1,000	999	Medpace Holdings, Inc. 1st Lien Term
Ikaria, Inc. 1st Lien Term Loan			Loan B
5.000% due 02/12/21	471	471	4.750% due 04/01/21	953	947
Ikaria, Inc. 2nd Lien Term Loan			Memorial Production Partners, LP /
8.750% due 02/12/22 (Ê)	500	500	Memorial Production Finance Corp.
IMG Worldwide Holdings LLC 1st Lien			7.625% due 05/01/21	3,600	3,487
Term			6.875% due 08/01/22 (Þ)	3,470	3,140
5.250% due 05/06/21 (Ê)	1,496	1,470	Mergermarket USA, Inc. 1st Lien Term
Inmar, Inc. 1st Lien Term Loan			Loan
4.250% due 01/27/21 (Ê)	998	973	4.500% due 02/04/21 (Ê)	995	949
Inmar, Inc. 2nd Lien Term Loan			Milacron LLC / Mcron Finance Corp.
8.000% due 01/27/22	1,000	990	7.750% due 02/15/21 (Þ)	1,610	1,674
Interactive Data Corp. Term Loan			Millennium Laboratories, Inc. Term
4.750% due 05/02/21 (Ê)	1,496	1,496	Loan B
Intrawest Operations Group, LLC Term			5.250% due 04/16/21 (Ê)	748	748
Loan			Mitchell International, Inc. 1st Lien
5.500% due 12/09/20	1,980	1,978	Term Loan
Intrepid Aviation Group Holdings			4.250% due 10/12/20	744	737
6.875% due 02/15/19	1,985	1,970	Mitchell International, Inc. 2nd Lien
ION Media Networks, Inc. Term Loan			Term Loan
5.000% due 12/18/20	993	990	8.500% due 10/11/21 (Ê)	500	498
Isle of Capri Casinos, Inc.			Mood Media Corp. Term Loan
8.875% due 06/15/20	1,223	1,309	7.000% due 05/01/19	746	729
Jaguar Holding Co. I			MPG Holdco I, Inc. Term Loan B
9.375% due 10/15/17 (Þ)	4,040	4,136	4.500% due 10/20/21	500	500
Jarden Corp.			MPH Acquisition Holdings LLC
3.750% due 10/01/21 (Þ)	1,845	2,341	6.625% due 04/01/22 (Å)	720	753
JBS USA LLC / JBS USA Finance, Inc.			MSC Software Corp. 1st Lien Term Loan
8.250% due 02/01/20 (Þ)	635	679	5.000% due 05/29/20 (Ê)	1,496	1,481
7.250% due 06/01/21 (Þ)	2,900	3,088	National Mentor Holdings, Inc. Term
5.875% due 07/15/24	120	121	Loan
Laredo Petroleum, Inc.			4.750% due 01/31/21 (Ê)	774	767
5.625% due 01/15/22	2,200	2,167	Natural Resource Partners LP
Legacy Reserves, LP / Legacy Reserves			9.125% due 10/01/18	1,175	1,175
Finance Corp.			Neiman Marcus Group, Ltd. LLC
8.000% due 12/01/20	510	514	8.750% due 10/15/21 (Þ)	1,990	2,129
6.625% due 12/01/21	2,200	2,134	Neiman Marcus Group, Ltd. LLC Term
6.625% due 12/01/21 (Þ)	830	805	Loan
Level 3 Escrow II, Inc.			4.250% due 10/25/20 (Ê)	744	734

			See accompanying notes which are an integral part of the financial statements.

			Russell Global Opportunistic Credit Fund 357

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Neuberger Berman Group LLC /			Pipeline Supply and Service LLC Term
Neuberger Berman Finance Corp.			Loan B
5.875% due 03/15/22 (Þ)	635	673	5.500% due 01/28/20	497	494
North Atlantic Trading Co., Inc. Term			Pittsburgh Glass Works LLC
Loan			8.000% due 11/15/18 (Þ)	1,395	1,465
Zero coupon due 01/13/20 (Ê)	2,690	2,704	Planet Fitness Holdings LLC Term Loan
NRG Energy, Inc.			4.750% due 03/10/21	1,851	1,851
6.250% due 07/15/22	1,500	1,567	Plastipak Holdings, Inc.
6.625% due 03/15/23	2,440	2,574	6.500% due 10/01/21 (Þ)	1,180	1,215
NTELOS Inc Term Loan B			Polymer Group, Inc.
5.750% due 11/09/19 (Ê)	744	743	7.750% due 02/01/19	2,048	2,130
Nuance Communications, Inc.			Portillo's Holdings, LLC First Lien Term
5.375% due 08/15/20 (Þ)	5,480	5,507	Loan
NVA Holdings, Inc. 2nd Lien Term Loan			4.750% due 08/01/21 (Ê)	750	739
8.000% due 08/14/22	250	248	Portillo's Holdings, LLC Second Lien
Oasis Petroleum, Inc.			Term Loan
6.875% due 01/15/23	1,920	1,997	8.000% due 08/01/22 (Ê)	250	248
Opal Acquisition, Inc.			Post Holdings, Inc.
8.875% due 12/15/21 (Þ)	470	491	6.000% due 12/15/22	1,815	1,751
Opal Acquisition, Inc. 1st Lien Term			Post Holdings, Inc. Incremental Term
Loan B			Loan
5.000% due 11/27/20 (Ê)	2,630	2,617	3.750% due 06/02/21	1,995	1,985
Open Text Corp. Term Loan B			PowerTeam Services, LLC 2nd Lien
3.250% due 01/04/21	993	979	Term Loan
Optima Specialty Steel, Inc.			8.250% due 11/06/20 (Ê)	500	485
12.500% due 12/15/16 (Þ)	2,030	2,162	Preferred Proppants LLC Term Loan
16.000% due 12/30/16 (Å)	1,950	2,106	6.750% due 08/12/20	500	475
Orbitz Worldwide, Inc. Term Loan B			Premier Foods Finance PLC
4.500% due 04/15/21	995	985	6.500% due 03/15/21	950	1,366
OSP Group, Inc. Term Loan B			Presidio, Inc. Term 1st Lien Loan B
4.500% due 03/17/21 (Ê)	746	743	5.000% due 03/31/17 (Ê)	633	631
P2 Newco Acquisition Inc. 2nd Lien			PVH Corp. Term Loan B
Term Loan			3.250% due 02/13/20 (Ê)	627	627
9.500% due 10/22/21 (Ê)	750	735	Qualitytech, LP/QTS Finance Corp.
Peabody Energy Corp.			5.875% due 08/01/22 (Þ)	2,150	2,161
6.000% due 11/15/18	920	890	RCN Telecom Services LLC / RCN
6.500% due 09/15/20	330	314	Capital Corp.
			8.500% due 08/15/20 (Þ)	330	346
6.250% due 11/15/21	3,480	3,295	Regency Energy Partners, LP / Regency
Peak 10 Corp. 1st Lien Term Loan			Energy Finance Corp.
5.000% due 06/17/21	998	992
Penn Virginia Resource Partners, LP			5.875% due 03/01/22	2,030	2,162
/ Penn Virginia Resource Finance			Renaissance Learning, Inc. Term Loan
			4.500% due 04/10/21 (Ê)	995	976
Corp.			Rent-A-Center, Inc.
6.500% due 05/15/21	725	772	6.625% due 11/15/20	3,100	2,991
PFS Acquisition LLC 2nd Lien Term
Loan			RentPath, Inc. Term Loan B
8.250% due 01/31/22 (Ê)	2,090	1,573	6.250% due 05/29/20	1,990	1,985
			ResCare, Inc.
PFS Holding Corp.			10.750% due 01/15/19	30	32
4.500% due 01/31/21 (Ê)	998	843
PGX Holdings, Inc. 1st Lien Term Loan			Rex Energy Corp.
			6.250% due 08/01/22 (Þ)	2,220	2,087
6.250% due 09/29/20	500	496	Reynolds Group Issuer, Inc. / Reynolds
Pharmedium Healthcare Corp. 2nd Lien
Term Loan			Group Issuer LLC / Reynolds Group
7.750% due 01/28/22 (Ê)	1,840	1,835	Issuer Lu
PHI, Inc.			5.750% due 10/15/20	2,065	2,148
5.250% due 03/15/19	1,920	1,897	6.875% due 02/15/21	5	5
Physio-Control International, Inc.			8.250% due 02/15/21	1,000	1,075
9.875% due 01/15/19 (Þ)	1,062	1,144	Rite Aid Corp.
Pilot Travel Centers LLC Term Loan B			6.750% due 06/15/21	5,670	6,053
4.250% due 10/03/21	500	500	Roundy's Supermarkets, Inc. 1st Lien
Pinnacle Entertainment, Inc.			Term Loan B
7.500% due 04/15/21	1,500	1,601	5.750% due 03/03/21 (Ê)	995	883
6.375% due 08/01/21	1,230	1,316	Rovi Solutions Corp. Syndicated Loans
			Term Loan B
7.750% due 04/01/22	1,125	1,229	3.750% due 07/02/21	998	969

See accompanying notes which are an integral part of the financial statements.

358 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
RP Crown Parent LLC Term Loan			Suncoke Energy Partnership LP/FI
6.000% due 12/21/18	993	960	7.375% due 02/01/20	810	846
Ryerson, Inc. / Joseph T Ryerson & Son			Sungard Availability Services Capital,
Inc			Inc.
9.000% due 10/15/17	2,430	2,558	8.750% due 04/01/22	2,325	1,709
Sabine Pass Liquefaction LLC			Sungard Availability Services Capital,
5.625% due 02/01/21	3,047	3,192	Inc. Term Loan
6.250% due 03/15/22 (Þ)	220	237	6.000% due 03/31/19 (Ê)	1,493	1,328
Salix Pharmaceuticals, Ltd.			Symbion, Inc.
4.250% due 01/02/20 (Ê)	1,444	1,442	8.000% due 06/15/16	1,020	1,056
SBA Telecommunications, Inc.			TCH-2 Holdings LLC 1st Lien Term
5.750% due 07/15/20	140	146	Loan
Scientific Games International, Inc.			5.500% due 05/12/21 (Ê)	399	394
6.250% due 09/01/20	3,780	3,024	TCH-2 Holdings LLC 2nd Lien Term
Scientific Games International, Inc. Term			Loan
Loan			8.750% due 11/12/21 (Ê)	500	479
4.250% due 10/18/20 (Ê)	2,233	2,184	Tempur Sealy International, Inc.
Sequa Corp.			6.875% due 12/15/20	2,660	2,840
7.000% due 12/15/17 (Þ)	3,465	2,945	Tenet Healthcare Corp.
Shale-Inland Holdings LLC / Shale-			6.000% due 10/01/20	4,520	4,859
Inland Finance Corp.			Tesoro Logistics, LP / Tesoro Logistics
8.750% due 11/15/19 (Þ)	2,030	2,101	Finance Corp.
Signode Industrial Group US, Inc. Term			5.500% due 10/15/19 (Å)	1,890	1,942
Loan B			The Active Network, Inc. 1st Lien Term
4.000% due 03/21/21	1,289	1,264	Loan
Sinclair Television Group, Inc.			5.500% due 11/15/20 (Ê)	746	738
5.375% due 04/01/21	465	466	Time, Inc.
6.375% due 11/01/21	665	693	5.750% due 04/15/22 (Þ)	2,505	2,449
Sirius XM Holdings, Inc.			T-Mobile USA, Inc.
5.750% due 08/01/21 (Þ)	2,030	2,106	5.250% due 09/01/18	270	280
Sirius XM Radio, Inc.			6.542% due 04/28/20	880	928
5.875% due 10/01/20 (Þ)	3,830	4,041	6.633% due 04/28/21	1,015	1,070
SIRVA Worldwide, Inc.			6.000% due 03/01/23	1,805	1,859
7.500% due 03/27/19 (Ê)	1,478	1,492	TMS International Corp.
Six Flags Entertainment Corp.			7.625% due 10/15/21 (Þ)	2,420	2,529
5.250% due 01/15/21 (Þ)	1,960	1,970	TNT Crane & Rigging Inc. 1st Lien Term
Skillsoft 2nd Lien Term Loan			Loan
7.750% due 04/22/22	3,080	2,906	5.500% due 11/27/20	993	980
Smithfield Foods, Inc.			TNT Crane & Rigging Inc. 2nd Lien
6.625% due 08/15/22	2,200	2,398	Term Loan
Spansion LLC Term Loan B			10.000% due 11/27/21 (Ê)	250	247
7.500% due 12/19/19 (Ê)	1,489	1,461	Tower Development Corp. Term Loan
Spectrum Brands, Inc. Term Loan C			9.000% due 01/02/17	2,580	2,580
3.500% due 09/04/19 (Ê)	497	492	Toys "R" Us Property Co. I LLC Term
Sprint Communications, Inc.			Loan B
7.000% due 08/15/20	115	122	6.000% due 08/21/19	1,747	1,656
6.000% due 11/15/22	1,335	1,332	Toys R Us Property Co. II LLC
Sprint Corp.			8.500% due 12/01/17	600	600
7.250% due 09/15/21 (Þ)	3,595	3,802	TransDigm, Inc.
Steak N' Shake Operations, Inc. Term			5.500% due 10/15/20	4,280	4,280
Loan			6.000% due 07/15/22	710	718
4.750% due 03/19/21 (Ê)	746	743	6.500% due 07/15/24	530	546
Stena International SA Term Loan B			Tribune Media Co. Term Loan
4.000% due 03/03/21	1,493	1,463	4.000% due 12/27/20 (Ê)	1,000	991
Stone Energy Corp.			Tronox Finance LLC
7.500% due 11/15/22	1,805	1,683	6.375% due 08/15/20	1,770	1,819
Stuart Weitzman Acquisition Co LLC			TV Borrower U.S. LLC, Term Loan B
Term Loan			6.000% due 07/08/21	1,000	977
4.500% due 03/04/20 (Ê)	748	732	TWCC Holding Corp. 2nd Lien Term
Suburban Propane Partners, LP/			Loan
Suburban Energy Finance Corp.			7.000% due 06/26/20 (Ê)	1,000	980
7.375% due 08/01/21	2,200	2,365	Twin River Management Group, Inc.
Summit Materials LLC / Summit			5.250% due 07/10/20	998	993
Materials Finance Corp.			U.S. Renal Care, Inc. 1st Lien Term Loan
10.500% due 01/31/20	3,360	3,755	4.250% due 07/03/19 (Ê)	1,606	1,594

			See accompanying notes which are an integral part of the financial statements.

			Russell Global Opportunistic Credit Fund 359

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
U.S. Renal Care, Inc. 2nd Lien Term			5.100% due 06/18/50		4,150	4,114
Loan						6,577
8.500% due 07/03/20	910	910	Venezuela, Bolivarian Republic of - 2.3%
United Rentals NA, Inc.			Petroleos de Venezuela SA
7.625% due 04/15/22	2,045	2,280	5.125% due 10/28/16		325	242
United Surgical Partners International,			9.000% due 11/17/21		3,168	2,008
Inc.
9.000% due 04/01/20	2,070	2,236	6.000% due 05/16/24		10,122	5,207
Univision Communications, Inc.			6.000% due 11/15/26		904	442
6.875% due 05/15/19 (Þ)	1,870	1,966	9.750% due 05/17/35		2,232	1,363
6.750% due 09/15/22 (Þ)	104	115	Series REGS
US Ecology, Inc. Term Loan			5.250% due 04/12/17		2,648	1,755
3.750% due 06/07/21	998	992	8.500% due 11/02/17		11,528	8,731
US Foods, Inc.			Venezuela Government International
8.500% due 06/30/19	9,410	9,916	Bond
US Shipping Corp. Term Loan			5.750% due 02/26/16		6,892	5,858
5.500% due 04/30/18	500	488	7.750% due 10/13/19		6,388	4,136
UTEX Industries, Inc. 1st Lien Term			6.000% due 12/09/20		1,778	1,058
Loan B			9.000% due 05/07/23		997	641
5.000% due 05/22/21 (Ê)	1,197	1,180	8.250% due 10/13/24		1,022	617
UTEX Industries, Inc. 2nd Lien Term			Series REGS
Loan B			13.625% due 08/15/18		1,024	833
8.250% due 05/22/22 (Ê)	1,910	1,885	12.750% due 08/23/22		795	632
Valeant Pharmaceuticals International			11.950% due 08/05/31		2,999	2,181
6.750% due 08/15/21 (Þ)	1,175	1,213

Veyance Technologies, Inc. Term Loan			Virgin Islands, British - 0.6%			35,704
5.250% due 09/08/17 (Ê)	925	922
Vince Intermediate Holding LLC Term			Sinochem Offshore Capital Company
Loan			3.250% due 04/29/19 (Þ)		1,958	1,987
6.000% due 11/04/19	583	582	Sinochem Overseas Capital Co., Ltd.
Virgin Media Secured Finance PLC			4.500% due 11/12/20 (Þ)		6,446	6,872
6.000% due 04/15/21	280	468	Series REGS
Visant Corp. Term Loan			4.500% due 11/12/20		353	376
7.000% due 09/23/21	1,000	985	Sinopec Capital 2013, Ltd.
VWR Funding, Inc.			3.125% due 04/24/23 (Þ)		573	547
7.250% due 09/15/17	2,640	2,772				9,782
Walker & Dunlop, Inc. Term Loan B			Total Long-Term Fixed Income
5.500% due 12/20/20 (Ê)	993	980	Investments
Walter Investment Management Corp.			(cost $1,448,176)			1,421,656
7.875% due 12/15/21 (Þ)	1,805	1,697

Washington Inventory Service 2nd Lien			Short-Term Investments - 8.7%
Term Loan			Argentina - 0.6%
10.250% due 06/18/19	2,600	2,556	Argentina Boden Bonds
WESCO Distribution, Inc.
5.375% due 12/15/21	1,590	1,598	7.000% due 10/03/15		10,112	9,505
West Corp.			Colombia - 0.4%
			Colombia Government International
5.375% due 07/15/22	2,615	2,537	Bond
Windstream Corp.
7.750% due 10/01/21	575	615	12.000% due 10/22/15	COP	12,678,000	6,535
7.500% due 04/01/23	620	651	Kazakhstan - 0.0%
			KazMunayGas National Co. JSC
WMG Acquisition Corp.			Series REGS
6.750% due 04/15/22 (Þ)	3,650	3,595
Series REGS			11.750% due 01/23/15		842	859
6.250% due 01/15/21	1,602	2,068	Mexico - 0.0%
Yankee Cable Acquisition LLC Term			Mexican Bonos
Loan B			Series MI10
4.500% due 03/01/20	738	734	9.500% due 12/18/14	MXN	2,378	178
Zebra Technologies Corp.			Malaysia - 0.0%
7.250% due 10/15/22 (Å)	2,310	2,431	Series 0312
			3.197% due 10/15/15	MYR	1,275	387
		546,587	Nigeria - 0.1%
Uruguay - 0.4%			NGO Mobile
Uruguay Government International Bond
4.500% due 08/14/24	2,335	2,463	0.010% due 11/27/14 (~)	NGN	62,900	377
			Nigeria Treasury Bills
			Zero coupon due 11/27/14 (~)	NGN	—	—

See accompanying notes which are an integral part of the financial statements.

360 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
		Principal	Fair
	Amount ($)		Value
	or Shares		$
Zero coupon due 12/18/14 (~)	NGN	100,071	595
Zero coupon due 01/08/15 (~)	NGN	56,000	331
Zero coupon due 02/05/15 (~)	NGN	81,070	477
			1,780
Turkey - 0.1%
Turkey Government Bond
6.500% due 01/07/15	TRY	2,300	1,031
Ukraine - 0.1%
Ukraine Government International Bond
Series REGS
4.950% due 10/13/15	EUR	780	883
United States - 7.4%
Russell U.S. Cash Management Fund	117,148,488 (8)		117,148
Venezuela, Bolivarian Republic of - 0.0%
Petroleos de Venezuela SA
Series 2015
5.000% due 10/28/15		806	713
Total Short-Term Investments
(cost $139,701)			139,019

Total Investments 98.2%
(identified cost $1,587,877)			1,560,675

Other Assets and Liabilities, Net
- 1.8%			28,191
Net Assets - 100.0%			1,588,866

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 361

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

				Principal	Cost per		Cost	Fair Value
% of Net Assets		Acquisition		Amount ($)		Unit	(000)	(000)
Securities		Date		or shares		$	$	$
1.5%
BMBG Bond Finance SCA		04/09/14	EUR		1,325,000	138.57	1,836	1,664
Building Materials Corp. of America		10/27/14			2,555,000	100.00	2,555	2,561
Dynegy Finance I, Inc. / Dynegy Finance II Inc		10/14/14			2,500,000	100.00	2,500	2,587
FMG Resources Pty, Ltd.		10/22/14			825,000	105.61	871	856
FPC Holdings, Inc. 2nd Lien Term Loan		05/23/13			2,000,000	98.00	1,960	1,940
MPH Acquisition Holdings LLC		10/03/14			720,000	102.92	741	753
New Red Finance, Inc.		09/24/14			3,780,000	99.90	3,776	3,832
Optima Specialty Steel, Inc.		01/31/13			1,950,000	98.74	1,925	2,106
Schaeffler Holding Finance BV		10/21/14	EUR		1,300,000	125.35	1,630	1,682
Sensata Technologies BV		10/07/14			1,270,000	100.00	1,270	1,341
SPCM SA		10/16/14			250,000	104.73	262	262
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.		10/22/14			1,890,000	101.01	1,909	1,942
Zebra Technologies Corp.		09/30/14			2,310,000	100.37	2,319	2,431
								23,957
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
		Number of			Notional	Expiration	(Depreciation)
		Contracts			Amount	Date		$
Long Positions
United States Treasury 5 Year Note Futures			479	USD	57,207	12/14		417
United States Treasury Long Bond Futures			184	USD	25,961	12/14		400
Short Positions
United States Treasury 2 Year Note Futures			360	USD	79,042	12/14		(237)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								580

Foreign Currency Exchange Contracts
Amounts in thousands
								Unrealized
								Appreciation
		Amount		Amount				(Depreciation)
Counterparty		Sold		Bought		Settlement Date		$
Bank of America	USD	770		BRL	1,883	11/04/14		(10)
Bank of America	USD	750		BRL	1,883	12/02/14		3
Bank of America	USD	1,727	MXN		23,340	12/10/14		2
Bank of America	USD	570		PEN	1,668	12/10/14		(2)
Bank of America	USD	236		ZAR	2,623	12/10/14		—
Bank of America	BRL	1,883		USD	756	11/04/14		(4)
Bank of America	MXN	23,340		USD	1,731	11/06/14		(2)
Bank of America	MXN	10,142		USD	750	12/10/14		(1)
Bank of New York	USD	854		AUD	979	11/07/14		7
Bank of New York	USD	555		EUR	439	11/07/14		(5)
Bank of New York	AUD	2,229		USD	1,945	11/07/14		(16)
Bank of New York	CAD	782		USD	699	11/07/14		5
Bank of New York	CAD	1,864		USD	1,667	11/07/14		13
Bank of New York	EUR	792		USD	1,000	11/07/14		8
Bank of New York	JPY	31,825		USD	290	11/07/14		7
Bank of New York	JPY	276,332		USD	2,520	11/07/14		60
Barclays	USD	930		BRL	2,282	11/04/14		(9)
Barclays	USD	1,657		BRL	3,987	11/04/14		(48)
Barclays	USD	615		COP	1,265,125	11/06/14		(1)
Barclays	USD	1,218		COP	2,469,677	11/06/14		(18)
Barclays	USD	1,270		EUR	1,004	11/06/14		(12)
Barclays	USD	13,137		EUR	10,295	11/06/14		(236)
Barclays	USD	1,586		HUF	384,700	11/06/14		(22)
Barclays	USD	1,682		HUF	407,296	11/06/14		(25)

See accompanying notes which are an integral part of the financial statements.
362 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	USD	10,523	IDR	127,698,814	11/06/14	40
Barclays	USD	650	INR	39,783	11/07/14	(2)
Barclays	USD	1,064	INR	65,587	11/07/14	3
Barclays	USD	1,542	INR	95,134	12/10/14	(4)
Barclays	USD	410	MXN	5,541	11/06/14	1
Barclays	USD	560	MXN	7,522	11/06/14	(1)
Barclays	USD	750	MXN	10,152	11/06/14	4
Barclays	USD	870	MXN	11,689	11/06/14	(2)
Barclays	USD	1,229	MXN	16,627	11/06/14	5
Barclays	USD	1,727	MXN	23,340	12/10/14	2
Barclays	USD	1,810	MYR	5,909	11/06/14	(14)
Barclays	USD	757	PEN	2,210	11/06/14	(1)
Barclays	USD	160	PHP	7,176	11/06/14	—
Barclays	USD	410	PLN	1,353	11/06/14	(8)
Barclays	USD	1,671	PLN	5,557	11/06/14	(22)
Barclays	USD	1,660	PLN	5,549	12/10/14	(16)
Barclays	USD	1,956	PLN	6,487	12/10/14	(33)
Barclays	USD	4,024	RON	13,981	11/06/14	(52)
Barclays	USD	900	RUB	36,963	11/06/14	(41)
Barclays	USD	1,263	RUB	50,250	11/06/14	(95)
Barclays	USD	2,368	RUB	102,614	12/10/14	(6)
Barclays	USD	256	SGD	325	11/06/14	(2)
Barclays	USD	2,252	TRY	5,194	11/06/14	83
Barclays	USD	10	TRY	23	12/10/14	—
Barclays	USD	138	ZAR	1,560	11/06/14	4
Barclays	USD	1,678	ZAR	18,619	11/06/14	10
Barclays	USD	33	ZAR	359	12/10/14	—
Barclays	BRL	2,282	USD	934	11/04/14	13
Barclays	BRL	1,872	USD	771	12/02/14	22
Barclays	COP	1,265,125	USD	613	12/10/14	1
Barclays	EUR	3,888	USD	4,935	11/06/14	63
Barclays	EUR	10,295	USD	13,139	12/10/14	235
Barclays	HUF	384,700	USD	1,585	12/10/14	21
Barclays	IDR	3,447,484	USD	280	11/06/14	(5)
Barclays	IDR	33,207,080	USD	2,734	11/06/14	(13)
Barclays	IDR	127,698,814	USD	10,459	12/10/14	(46)
Barclays	INR	10,236	USD	165	11/07/14	(2)
Barclays	INR	95,134	USD	1,549	11/07/14	1
Barclays	MXN	23,340	USD	1,731	11/06/14	(2)
Barclays	MXN	734	USD	54	12/10/14	—
Barclays	MXN	5,803	USD	430	12/10/14	—
Barclays	MYR	1,489	USD	451	11/06/14	(2)
Barclays	NGN	36,838	USD	222	12/03/14	1
Barclays	PEN	2,210	USD	755	12/10/14	2
Barclays	PHP	7,176	USD	160	12/10/14	1
Barclays	PLN	5,540	USD	1,660	11/04/14	16
Barclays	PLN	465	USD	140	11/06/14	2
Barclays	PLN	1,156	USD	350	11/06/14	7
Barclays	PLN	6,487	USD	1,958	11/06/14	33
Barclays	RON	491	USD	140	11/06/14	1
Barclays	RON	13,981	USD	4,018	12/10/14	50
Barclays	RUB	15,946	USD	400	11/06/14	29
Barclays	RUB	102,614	USD	2,392	11/06/14	7
Barclays	RUB	6,011	USD	141	12/10/14	2
Barclays	SGD	325	USD	256	11/06/14	3
Barclays	SGD	325	USD	256	12/10/14	2
Barclays	TRY	23	USD	11	11/06/14	—
Barclays	TRY	1,743	USD	760	11/06/14	(24)
Barclays	TRY	2,949	USD	1,291	11/06/14	(34)
Barclays	ZAR	359	USD	33	11/06/14	—
Barclays	ZAR	7,993	USD	720	11/06/14	(4)
Barclays	ZAR	8,315	USD	750	11/06/14	(4)
BNP Paribas	USD	7,947	CAD	8,961	11/07/14	3
BNP Paribas	CAD	8,961	USD	7,942	12/05/14	(3)
Brown Brothers Harriman	AUD	2,229	USD	1,946	11/07/14	(14)
Brown Brothers Harriman	CAD	721	USD	644	11/07/14	4
Brown Brothers Harriman	CAD	1,864	USD	1,667	11/07/14	13

		See accompanying notes which are an integral part of the financial statements.

				Russell Global Opportunistic Credit Fund 363

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	EUR	240	USD	302	11/07/14	1
Brown Brothers Harriman	EUR	792	USD	1,000	11/07/14	8
Brown Brothers Harriman	JPY	31,825	USD	290	11/07/14	7
Citibank	USD	528	PEN	1,540	11/06/14	(2)
Citibank	PEN	1,540	USD	530	11/06/14	3
Citibank	PEN	1,540	USD	526	12/10/14	2
Deutsche Bank	USD	516	GBP	320	11/28/14	(3)
Deutsche Bank	AUD	2,229	USD	1,946	11/07/14	(15)
Deutsche Bank	CAD	1,864	USD	1,667	11/07/14	13
Deutsche Bank	EUR	792	USD	1,000	11/07/14	8
Deutsche Bank	EUR	559	USD	704	11/28/14	3
Deutsche Bank	EUR	1,733	USD	2,182	11/28/14	11
Deutsche Bank	GBP	222	USD	359	11/28/14	4
Deutsche Bank	GBP	320	USD	518	11/28/14	6
Deutsche Bank	JPY	31,825	USD	290	11/07/14	7
Goldman Sachs	USD	7,584	AUD	8,628	11/07/14	7
Goldman Sachs	AUD	8,628	USD	7,570	12/05/14	(7)
HSBC	USD	1,142	INR	70,411	11/07/14	4
HSBC	USD	1,142	INR	70,411	12/10/14	(3)
HSBC	USD	1,247	MXN	16,868	11/06/14	5
HSBC	USD	1,651	MXN	22,228	11/06/14	(1)
HSBC	USD	1,727	MXN	23,340	12/10/14	2
HSBC	USD	109	NGN	17,974	11/06/14	—
HSBC	USD	108	NGN	17,974	12/03/14	(1)
HSBC	USD	765	RUB	31,347	11/06/14	(36)
HSBC	USD	762	RUB	32,469	12/10/14	(15)
HSBC	INR	70,411	USD	1,147	11/07/14	1
HSBC	MXN	23,340	USD	1,731	11/06/14	(2)
HSBC	NGN	17,974	USD	109	11/06/14	—
HSBC	NGN	61,298	USD	368	12/03/14	2
JPMorgan Chase	USD	1,410	IDR	17,001,780	11/06/14	(4)
JPMorgan Chase	USD	430	INR	26,617	11/07/14	3
JPMorgan Chase	USD	464	INR	28,616	11/07/14	2
JPMorgan Chase	USD	616	INR	38,022	12/10/14	(2)
JPMorgan Chase	USD	1,247	MXN	16,868	11/06/14	5
JPMorgan Chase	USD	1,727	MXN	23,340	12/10/14	2
JPMorgan Chase	USD	100	PHP	4,487	11/06/14	—
JPMorgan Chase	USD	1,644	PLN	5,472	11/06/14	(20)
JPMorgan Chase	USD	762	RUB	32,485	12/10/14	(14)
JPMorgan Chase	USD	2,052	SGD	2,613	11/06/14	(19)
JPMorgan Chase	USD	1,086	THB	35,319	12/11/14	(4)
JPMorgan Chase	USD	408	ZAR	4,521	12/10/14	—
JPMorgan Chase	EUR	1,982	USD	2,516	11/06/14	32
JPMorgan Chase	IDR	46,601,840	USD	3,790	11/06/14	(64)
JPMorgan Chase	INR	17,211	USD	277	11/07/14	(3)
JPMorgan Chase	INR	38,022	USD	619	11/07/14	—
JPMorgan Chase	MXN	673	USD	50	11/06/14	—
JPMorgan Chase	MXN	23,340	USD	1,731	11/06/14	(2)
JPMorgan Chase	MXN	6,048	USD	448	12/10/14	—
JPMorgan Chase	PHP	11,663	USD	260	11/06/14	—
JPMorgan Chase	PLN	1,830	USD	550	11/06/14	7
JPMorgan Chase	RON	6,868	USD	1,971	11/06/14	19
JPMorgan Chase	SGD	632	USD	497	11/06/14	5
JPMorgan Chase	SGD	1,981	USD	1,558	11/06/14	16
JPMorgan Chase	SGD	2,613	USD	2,052	12/10/14	19
JPMorgan Chase	THB	35,319	USD	1,088	11/06/14	4
Merrill Lynch	USD	1,098	MXN	14,848	11/06/14	4
Merrill Lynch	MYR	1,603	USD	490	11/06/14	3
Standard Chartered	USD	770	BRL	1,883	11/04/14	(10)
Standard Chartered	USD	2,100	BRL	5,110	11/04/14	(38)
Standard Chartered	USD	750	BRL	1,883	12/02/14	3
Standard Chartered	USD	540	COP	1,099,170	11/06/14	(6)
Standard Chartered	USD	1,586	HUF	384,700	11/06/14	(22)
Standard Chartered	USD	1,928	INR	118,825	11/07/14	6
Standard Chartered	USD	1,678	INR	103,439	12/10/14	(6)
Standard Chartered	USD	111	MXN	1,500	11/06/14	—
Standard Chartered	USD	1,727	MXN	23,340	12/10/14	2
See accompanying notes which are an integral part of the financial statements.

364 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	USD	3,388	MYR	11,072	11/06/14	(22)
Standard Chartered	USD	457	PLN	1,518	11/06/14	(6)
Standard Chartered	USD	2,858	PLN	9,493	11/06/14	(41)
Standard Chartered	USD	656	RUB	27,989	12/10/14	(12)
Standard Chartered	USD	2,359	SGD	3,003	11/06/14	(22)
Standard Chartered	USD	1,091	THB	35,319	11/06/14	(7)
Standard Chartered	USD	642	TRY	1,465	11/06/14	17
Standard Chartered	USD	382	ZAR	4,234	11/06/14	2
Standard Chartered	USD	366	ZAR	4,059	12/10/14	—
Standard Chartered	BRL	1,883	USD	756	11/04/14	(4)
Standard Chartered	BRL	5,110	USD	2,091	11/04/14	28
Standard Chartered	COP	4,833,972	USD	2,376	11/06/14	27
Standard Chartered	EUR	143	USD	180	11/06/14	1
Standard Chartered	HUF	144,300	USD	589	11/06/14	2
Standard Chartered	HUF	532,097	USD	2,166	11/06/14	2
Standard Chartered	HUF	384,700	USD	1,585	12/10/14	22
Standard Chartered	IDR	57,602,416	USD	4,691	11/06/14	(73)
Standard Chartered	INR	15,386	USD	248	11/07/14	(3)
Standard Chartered	INR	103,439	USD	1,685	11/07/14	2
Standard Chartered	MXN	23,340	USD	1,731	11/06/14	(2)
Standard Chartered	MXN	5,561	USD	412	12/10/14	—
Standard Chartered	MXN	27,515	USD	2,035	12/10/14	(3)
Standard Chartered	MYR	1,253	USD	379	11/06/14	(2)
Standard Chartered	NGN	126,388	USD	760	12/03/14	4
Standard Chartered	PEN	671	USD	230	11/06/14	1
Standard Chartered	PEN	1,540	USD	529	11/06/14	2
Standard Chartered	PLN	17,921	USD	5,357	11/06/14	38
Standard Chartered	RON	1,723	USD	490	11/06/14	—
Standard Chartered	RON	10,164	USD	2,917	11/06/14	29
Standard Chartered	RUB	7,656	USD	179	12/10/14	3
Standard Chartered	RUB	13,904	USD	320	12/10/14	—
Standard Chartered	RUB	27,322	USD	640	12/10/14	11
Standard Chartered	SGD	422	USD	330	11/06/14	2
Standard Chartered	SGD	568	USD	447	11/06/14	5
Standard Chartered	SGD	2,013	USD	1,583	11/06/14	16
Standard Chartered	SGD	3,003	USD	2,359	12/10/14	22
State Street	USD	3,914	JPY	438,753	11/07/14	(8)
State Street	AUD	693	USD	604	11/07/14	(6)
State Street	AUD	2,229	USD	1,945	11/07/14	(16)
State Street	AUD	11,141	USD	9,772	12/05/14	(11)
State Street	CAD	1,864	USD	1,667	11/07/14	13
State Street	CAD	3,673	USD	3,255	12/05/14	(1)
State Street	EUR	121	USD	155	11/07/14	3
State Street	EUR	792	USD	1,000	11/07/14	8
State Street	EUR	5,981	USD	7,598	11/07/14	102
State Street	EUR	102,583	USD	128,816	11/07/14	263
State Street	EUR	2,967	USD	3,718	12/05/14	(1)
State Street	EUR	3,537	USD	4,432	12/05/14	(1)
State Street	GBP	320	USD	516	11/07/14	4
State Street	GBP	882	USD	1,419	11/07/14	9
State Street	GBP	18,535	USD	29,624	11/07/14	(25)
State Street	JPY	31,825	USD	290	11/07/14	7
State Street	JPY	35,122	USD	322	11/07/14	9
State Street	JPY	438,753	USD	3,915	12/05/14	8
State Street	JPY	847,044	USD	7,558	12/05/14	15
UBS	USD	620	BRL	1,546	11/04/14	4
UBS	USD	770	BRL	1,883	11/04/14	(10)
UBS	USD	1,346	BRL	3,290	11/04/14	(18)
UBS	USD	750	BRL	1,883	12/02/14	3
UBS	USD	294	CLP	170,976	11/06/14	3
UBS	USD	130	HUF	31,800	11/06/14	(1)
UBS	USD	1,466	INR	90,384	11/07/14	5
UBS	USD	1,465	INR	90,384	12/10/14	(4)
UBS	USD	1,247	MXN	16,868	11/06/14	6
UBS	USD	1,727	MXN	23,340	12/10/14	3
UBS	USD	3,383	MYR	11,072	11/06/14	(17)
UBS	USD	6,762	MYR	22,187	12/10/14	(35)

		See accompanying notes which are an integral part of the financial statements.

				Russell Global Opportunistic Credit Fund 365

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount		Amount				(Depreciation)
Counterparty			Sold		Bought		Settlement Date		$
UBS			USD	1,660	PLN	5,522		11/06/14	(21)
UBS			USD	4,030	RON	13,981		11/06/14	(57)
UBS			USD	440	SGD		560	11/06/14	(4)
UBS			BRL	1,546	USD		632	11/04/14	9
UBS			BRL	1,883	USD		756	11/04/14	(4)
UBS			BRL	3,290	USD	1,370		11/04/14	42
UBS			CLP	170,976	USD		285	11/06/14	(12)
UBS			CLP	170,976	USD		294	12/10/14	(3)
UBS			EUR	5,286	USD	6,709		11/06/14	85
UBS			HUF	532,097	USD	2,167		11/06/14	2
UBS			IDR	3,841,774	USD		312	11/06/14	(6)
UBS			INR	90,384	USD	1,472		11/07/14	—
UBS		MXN		23,340	USD	1,730		11/06/14	(3)
UBS		MYR		1,520	USD		460	11/06/14	(2)
UBS		MYR		22,187	USD	6,779		11/06/14	35
UBS			PLN	1,057	USD		320	11/06/14	6
UBS			RON	8,716	USD	2,498		11/06/14	21
UBS			RON	13,981	USD	4,024		12/10/14	56
UBS			SGD	560	USD		440	11/06/14	5
UBS			SGD	560	USD		440	12/10/14	4
UBS			TRY	1,944	USD		869	11/06/14	(5)
UBS			ZAR	7,386	USD		670	11/06/14	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts									352

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
							Fund (Pays)/
							Receives	Termination	Fair Value
Reference Entity	Counterparty				Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Morgan Stanley			USD		75,000	5.000%	12/20/19	5,590
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $4,755									5,590

Presentation of Portfolio Holdings

Amounts in thousands
				Fair Value
Portfolio Summary	Level 1			Level 2	Level 3		Total	% of Net Assets
Long-Term Fixed Income Investments
Argentina		—		10,900		—		10,900	0.7
Australia		—		3,196		—		3,196	0.2
Austria		—		725		—		725	—*
Azerbaijan		—		6,369		—		6,369	0.4
Barbados		—		492		—		492	—*
Bermuda		—		1,982		—		1,982	0.1
Brazil		—		38,496		—		38,496	2.4
Canada		—		21,514		—		21,514	1.4
Cayman Islands		—		7,240		—		7,240	0.5
Chile		—		13,997		—		13,997	0.9
Colombia		—		31,783		—		31,783	2.0
Costa Rica		—		9,363		—		9,363	0.6
Croatia		—		6,373		—		6,373	0.4
Dominican Republic		—		17,021		—		17,021	1.1
El Salvador		—		7,537		—		7,537	0.5
France		—		23,365		—		23,365	1.5
See accompanying notes which are an integral part of the financial statements.
366 Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3	Total	% of Net Assets
Gabon		—	1,204	—	1,204	0.1
Germany		—	20,466	—	20,466	1.3
Ghana		—	1,035	—	1,035	0.1
Honduras		—	3,567	—	3,567	0.2
Hong Kong		—	620	—	620	—*
Hungary		—	17,308	—	17,308	1.1
Indonesia		—	60,220	—	60,220	3.8
Iraq		—	2,723	—	2,723	0.2
Ireland		—	15,005	—	15,005	0.9
Italy		—	9,972	—	9,972	0.6
Ivory Coast		—	6,071	—	6,071	0.4
Jamaica		—	4,439	—	4,439	0.3
Jersey		—	4,280	—	4,280	0.3
Kazakhstan		—	18,941	—	18,941	1.2
Kenya		—	1,949	—	1,949	0.1
Lithuania		—	1,021	—	1,021	0.1
Luxembourg		—	66,811	—	66,811	4.2
Malaysia		—	18,252	—	18,252	1.1
Mexico		—	50,741	—	50,741	3.2
Morocco		—	2,194	—	2,194	0.1
Netherlands		—	26,734	—	26,734	1.7
Nigeria		—	5,143	—	5,143	0.3
Norway		—	2,179	—	2,179	0.1
Panama		—	9,621	—	9,621	0.6
Paraguay		—	1,516	—	1,516	0.1
Peru		—	10,157	—	10,157	0.6
Philippines		—	7,635	—	7,635	0.5
Poland		—	21,423	—	21,423	1.3
Romania		—	22,493	—	22,493	1.4
Russia		—	51,726	—	51,726	3.3
Serbia		—	4,907	—	4,907	0.3
Singapore		—	874	—	874	0.1
Slovenia		—	4,357	—	4,357	0.3
South Africa		—	37,562	—	37,562	2.4
Spain		—	1,836	—	1,836	0.1
Thailand		—	14,298	—	14,298	0.9
Trinidad and Tobago		—	1,575	—	1,575	0.1
Turkey		—	49,740	—	49,740	3.1
Ukraine		—	9,746	—	9,746	0.6
United Kingdom		—	32,312	—	32,312	2.0
United States		—	542,171	4,416	546,587	34.4
Uruguay		—	6,577	—	6,577	0.4
Venezuela, Bolivarian Republic of		—	35,704	—	35,704	2.3
Virgin Islands, British		—	9,782	—	9,782	0.6
Short-Term Investments		—	139,019	—	139,019	8.7
Total Investments		—	1,556,259	4,416	1,560,675	98.2
Other Assets and Liabilities, Net						1.8
						100.0

			See accompanying notes which are an integral part of the financial statements.
					Russell Global Opportunistic Credit Fund 367

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Other Financial Instruments
Futures Contracts	580	—		—	580	—*
Foreign Currency Exchange Contracts	(55)	407		—	352	—*
Credit Default Swap Contracts	—	5,590		—	5,590	0.4
Total Other Financial Instruments**	$525	$5,997		$—	$6,522

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

368 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,982	$—
Variation margin on futures contracts*	—	—	817
Credit default swap contracts, at fair value	5,590	—	—
Total	$5,590	$1,982	$817

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$—	$—	$237
Unrealized depreciation on foreign currency exchange contracts	—	1,630	—
Total	$—	$1,630	$237
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$3,721
Options written	—	—	(198)
Credit default swap contracts	3,568	—	—
Foreign currency-related transactions**	—	11,994	—
Total	$3,568	$11,994	$3,523

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$221
Credit default swap contracts	17	—	—
Foreign currency-related transactions***	—	(121)	—
Total	$17	$(121)	$221

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 369

Recognized Assets

Russell Investment Company

Russell Global Opportunistic Credit Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
		Gross	Net Amounts
		Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized Assets	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$1,982	— $	1,982
Futures Contracts	Variation margin on futures contracts	22	—	22
Credit Default Swap Contracts	Credit default swap contracts, at fair value	5,590	—	5,590
Total		$7,594	— $	7,594

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$6		$6	$—	$—
Bank of New York	99		20	—	79
Barclays	665		665	—	—
BNP Paribas	3		3	—	—
Brown Brothers Harriman	33		15	—	18
Citigroup	5		2	—	3
Deutsche Bank	52		18	—	34
Goldman Sachs	29		7	—	22
HSBC	14		14	—	—
JPMorgan Chase	115		115	—	—
Merrill Lynch	7		—	—	7
Morgan Stanley	5,590		—	5,366	224
Standard Chartered	247		247	—	—
State Street	440		61	—	379
UBS	289		201	—	88
Total	$7,594		$1,374	$5,366	$854

See accompanying notes which are an integral part of the financial statements.

370 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$164	$	— $	164
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,630	—	1,630
Total	$1,794	$	— $	1,794

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^ Net Amount
Bank of America	$19		$6	$	— $	13
Bank of New York	20		20		—	—
Barclays	806		665		—	141
BNP Paribas	3		3		—	—
Brown Brothers Harriman	15		15		—	—
Citigroup	2		2		—	—
Deutsche Bank	18		18		—	—
Goldman Sachs	172		7		165	—
HSBC	58		14		—	44
JPMorgan Chase	132		115		—	17
Standard Chartered	280		247		—	33
State Street	68		61		—	7
UBS	201		201		—	—
Total	$1,794		$1,374		$165	$255

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 371

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,587,877
Investments, at fair value(>)	1,560,675
Cash (restricted)(a)(b)	5,496
Foreign currency holdings(^)	6,797
Unrealized appreciation on foreign currency exchange contracts	1,982
Receivables:
Dividends and interest	21,214
Dividends from affiliated Russell funds	11
Investments sold	22,999
Fund shares sold	2,005
Foreign capital gains taxes recoverable	78
Variation margin on futures contracts	22
Prepaid expenses	3
Credit default swap contracts, at fair value	5,590
Total assets	1,626,872

Liabilities
Payables:
Due to custodian	23
Due to broker (c)	5,366
Investments purchased	28,803
Fund shares redeemed	695
Accrued fees to affiliates	1,126
Other accrued expenses	199
Variation margin on futures contracts	164
Unrealized depreciation on foreign currency exchange contracts	1,630
Total liabilities	38,006

Net Assets	$1,588,866

See accompanying notes which are an integral part of the financial statements.

372 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$16,898
Accumulated net realized gain (loss)	6,965
Unrealized appreciation (depreciation) on:
Investments	(27,202)
Futures contracts	580
Credit default swap contracts	835
Foreign currency-related transactions	78
Shares of beneficial interest	1,589
Additional paid-in capital	1,589,123
Net Assets	$1,588,866
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.97
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.36
Class A — Net assets	$5,744,869
Class A — Shares outstanding ($.01 par value)	576,190
Net asset value per share: Class C(#)	$9.93
Class C — Net assets	$13,224,375
Class C — Shares outstanding ($.01 par value)	1,331,981
Net asset value per share: Class E(#)	$9.99
Class E — Net assets	$29,115,103
Class E — Shares outstanding ($.01 par value)	2,915,699
Net asset value per share: Class S(#)	$10.00
Class S — Net assets	$ 1,082,504,875
Class S — Shares outstanding ($.01 par value)	108,255,858
Net asset value per share: Class Y(#)	$10.00
Class Y — Net assets	$458,276,738
Class Y — Shares outstanding ($.01 par value)	45,813,146
Amounts in thousands
(^) Foreign currency holdings - cost	$6,878
(+) Credit default swap contracts - premiums paid (received)	$4,755
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$117,148
(a) Cash Collateral for Futures	$1,160
(b) Cash Collateral for Swaps	$4,336
(c) Due to Broker for Swaps	$5,366
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 373

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$129
Dividends from affiliated Russell funds	137
Interest	82,156
Less foreign taxes withheld	(251)
Total investment income	82,171

Expenses
Advisory fees	14,230
Administrative fees	677
Custodian fees	560
Distribution fees - Class A	18
Distribution fees - Class C	97
Transfer agent fees - Class A	14
Transfer agent fees - Class C	26
Transfer agent fees - Class E	52
Transfer agent fees - Class S	1,880
Transfer agent fees - Class Y	19
Professional fees	119
Registration fees	112
Shareholder servicing fees - Class C	32
Shareholder servicing fees - Class E	65
Trustees’ fees	30
Printing fees	135
Miscellaneous	72
Expenses before reductions	18,138
Expense reductions	(5,168)
Net expenses	12,970
Net investment income (loss)	69,201

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	406
Futures contracts	3,721
Options written	(198)
Credit default swap contracts	3,568
Foreign currency-related transactions	10,973
Net realized gain (loss)	18,470
Net change in unrealized appreciation (depreciation) on:
Investments	(34,692)
Futures contracts	221
Credit default swap contracts	17
Foreign currency-related transactions	(364)
Net change in unrealized appreciation (depreciation)	(34,818)
Net realized and unrealized gain (loss)	(16,348)
Net Increase (Decrease) in Net Assets from Operations	$52,853

See accompanying notes which are an integral part of the financial statements.

374 Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$69,201	$45,586
Net realized gain (loss)	18,470	3,496
Net change in unrealized appreciation (depreciation)	(34,818)	(18,676)
Net increase (decrease) in net assets from operations	52,853	30,406

Distributions
From net investment income
Class A	(334)	(553)
Class C	(485)	(539)
Class E	(1,112)	(779)
Class S	(42,423)	(29,453)
Class Y	(20,283)	(17,432)
From net realized gain
Class A	(55)	(64)
Class C	(83)	(53)
Class E	(107)	(85)
Class S	(4,071)	(2,966)
Class Y	(2,113)	(1,922)
Net decrease in net assets from distributions	(71,066)	(53,846)

Share Transactions*
Net increase (decrease) in net assets from share transactions	665,009	170,933
Total Net Increase (Decrease) in Net Assets	646,796	147,493

Net Assets
Beginning of period	942,070	794,577
End of period	$1,588,866	$942,070
Undistributed (overdistributed) net investment income included in net assets	$16,898	$1,764

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 375

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	211	$2,115	463	$4,837
Proceeds from reinvestment of distributions	37	372	58	600
Payments for shares redeemed	(484)	(4,876)	(554)	(5,663)
Net increase (decrease)	(236)	(2,389)	(33)	(226)
Class C
Proceeds from shares sold	413	4,136	877	9,175
Proceeds from reinvestment of distributions	56	557	57	582
Payments for shares redeemed	(338)	(3,381)	(396)	(3,985)
Net increase (decrease)	131	1,312	538	5,772
Class E
Proceeds from shares sold	1,542	15,385	407	4,180
Proceeds from reinvestment of distributions	110	1,100	72	739
Payments for shares redeemed	(291)	(2,930)	(180)	(1,849)
Net increase (decrease)	1,361	13,555	299	3,070
Class S
Proceeds from shares sold	61,647	616,388	21,112	218,142
Proceeds from reinvestment of distributions	4,591	46,143	3,114	32,132
Payments for shares redeemed	(15,788)	(158,977)	(9,994)	(103,219)
Net increase (decrease)	50,450	503,554	14,232	147,055
Class Y
Proceeds from shares sold	18,461	184,356	4,718	48,310
Proceeds from reinvestment of distributions	2,228	22,396	1,872	19,355
Payments for shares redeemed	(5,754)	(57,775)	(5,042)	(52,403)
Net increase (decrease)	14,935	148,977	1,548	15,262
Total increase (decrease)	66,641	$665,009	16,584	$170,933

See accompanying notes which are an integral part of the financial statements.

376 Russell Global Opportunistic Credit Fund

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Russell Investment Company

Russell Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	10.18	.46	(.15)	.31	(.45)	(.07)
October 31, 2013	10.47	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.58	.67	1.25	(1.10)	—
October 31, 2011	10.09	.57	(.25)	.32	(.09)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

Class C
October 31, 2014	10.14	.39	(.15)	.24	(.38)	(.07)
October 31, 2013	10.44	.42	(.15)	.27	(.50)	(.07)
October 31, 2012	10.25	.51	.67	1.18	(.99)	—
October 31, 2011	10.08	.48	(.23)	.25	(.08)	—(f)
October 31, 2010(3)	10.00	.02	.06	.08	—	—

Class E
October 31, 2014	10.20	.46	(.15)	.31	(.45)	(.07)
October 31, 2013	10.49	.52	(.17)	.35	(.57)	(.07)
October 31, 2012	10.32	.59	.67	1.26	(1.09)	—
October 31, 2011	10.09	.56	(.24)	.32	(.09)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

Class S
October 31, 2014	10.21	.49	(.15)	.34	(.48)	(.07)
October 31, 2013	10.50	.54	(.16)	.38	(.60)	(.07)
October 31, 2012	10.35	.62	.66	1.28	(1.13)	—
October 31, 2011	10.09	.58	(.22)	.36	(.10)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

Class Y
October 31, 2014	10.22	.50	(.17)	.33	(.48)	(.07)
October 31, 2013	10.51	.56	(.17)	.39	(.61)	(.07)
October 31, 2012	10.36	.63	.66	1.29	(1.14)	—
October 31, 2011	10.09	.58	(.21)	.37	(.10)	—(f)
October 31, 2010(3)	10.00	.03	.06	.09	—	—

See accompanying notes which are an integral part of the financial statements.

378 Russell Global Opportunistic Credit Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.52)	9.97	3.15	5,745	1.57	1.17	4.61	80
(.64)	10.18	3.48	8,273	1.59	1.20	5.12	85
(1.10)	10.47	13.09	8,857	1.57	1.20	5.67	109
(.09)	10.32	3.24	2,468	1.57	1.20	5.58	126
—	10.09	.90	234	1.88	1.51	3.13	4

(.45)	9.93	2.41	13,224	2.32	1.92	3.86	80
(.57)	10.14	2.65	12,184	2.34	1.95	4.34	85
(.99)	10.44	12.33	6,918	2.32	1.95	4.94	109
(.08)	10.25	2.51	3,432	2.32	1.95	4.78	126
—	10.08	.80	664	2.63	2.26	2.53	4

(.52)	9.99	3.16	29,115	1.57	1.17	4.59	80
(.64)	10.20	3.42	15,856	1.59	1.20	5.09	85
(1.09)	10.49	13.18	13,165	1.57	1.20	5.75	109
(.09)	10.32	3.22	14,029	1.57	1.20	5.53	126
—	10.09	.90	885	1.88	1.51	3.80	4

(.55)	10.00	3.41	1,082,505	1.32	.92	4.86	80
(.67)	10.21	3.72	590,280	1.34	.95	5.33	85
(1.13)	10.50	13.37	457,523	1.32	.95	6.00	109
(.10)	10.35	3.57	412,737	1.32	.95	5.71	126
—	10.09	.90	247,804	1.63	1.26	3.58	4

(.55)	10.00	3.39	458,277	1.12	.84	4.92	80
(.68)	10.22	3.76	315,477	1.14	.86	5.43	85
(1.14)	10.51	13.43	308,114	1.13	.85	6.11	109
(.10)	10.36	3.69	344,443	1.14	.86	5.73	126
—	10.09	.90	370,496	1.46	1.18	3.37	4

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund 379

Russell Investment Company Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Strategic Bond Fund - Class A‡			Russell Strategic Bond Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	0.12%		1 Year	4.19%
5 Years	4.61	%§	5 Years	5.65	%§
10 Years	4.25	%§	10 Years	4.94	%§

Russell Strategic Bond Fund - Class C‡‡			Russell Strategic Bond Fund - Class Y‡‡‡‡
	Total			Total
	Return			Return
1 Year	3.15%		1 Year	4.31%
5 Years	4.57	%§	5 Years	5.83	%§
10 Years	4.17	%§	10 Years	5.03	%§

Russell Strategic Bond Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	3.96%		1 Year	4.14%
5 Years	5.44	%§	5 Years	4.22	%§
10 Years	4.69	%§	10 Years	4.64	%§

Russell Strategic Bond Fund - Class I
	Total
	Return
1 Year	4.29%
5 Years	5.71	%§
10 Years	4.95	%§

380 Russell Strategic Bond Fund

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Strategic Bond Fund (the “Fund”) employs a multi-	on” market where investors are generally bullish about the
manager approach whereby portions of the Fund are allocated to	economy. Environments that feature mass sell-offs in fixed income
different money managers. Fund assets not allocated to money	risk assets (e.g., the recent global financial crisis) will tend to be
managers are managed by Russell Investment Management	unfavorable for the Fund. Overall, Fund positioning had a mixed
Company (“RIMCo”), the Fund’s advisor. RIMCo may change	impact on performance during the period, with an overweight to
the allocation of the Fund’s assets among money managers at	credit being a modestly positive contributor, while yield curve
any time. An exemptive order from the Securities and Exchange	positioning and short duration exposure detracted from results, as
Commission (“SEC”) permits RIMCo to engage or terminate a	yields unexpectedly decreased over the period.
money manager at any time, subject to approval by the Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, the Fund is required to notify its shareholders	by the Fund and its money managers affect its benchmark-
within 90 days of when a money manager begins providing	relative performance?
services. As of October 31, 2014, the Fund had seven money	The Fund generally performed in-line with its benchmark, with
managers.	some share classes outperforming and some underperforming
the benchmark. Primary detractors during the period included
What is the Fund’s investment objective?	the Fund’s positioning along the yield curve and a short duration
The Fund seeks to provide current income, and as a secondary	relative to its benchmark as the U.S. yield curve flattened against
objective, capital appreciation.	expectations in 2014. To a lesser extent, selection across agency

How did the Fund perform relative to its benchmark for the	mortgage-backed securities also detracted from performance.
fiscal year ended October 31, 2014?	However, exposure to non-agency mortgage-backed securities
such as sub-prime mortgages added value over the period given
For the fiscal year ended October 31, 2014, the Fund’s Class A,	general housing improvements, and allocations among non-U.S.
Class C, Class E, Class I, Class S and Class Y Shares gained 4.03%,	interest rates and currencies had positive results in the setting of
3.15%, 3.96%, 4.29%, 4.19% and 4.31%, respectively. This is	U.S. economic strengthening and select emerging market turmoil.
compared to the Fund’s benchmark, the Barclays U.S. Aggregate
Bond Index, which gained 4.14% during the same period. The	Brookfield Investment Management Inc. (“Brookfield”)
Fund’s performance includes operating expenses, whereas index	outperformed the Fund’s benchmark for the fiscal year. Ex-
returns are unmanaged and do not include expenses of any kind.	benchmark exposure to non-agency mortgage-backed securities
For the fiscal year ended October 31, 2014, Morningstar®	was a primary driver to results, though Brookfield’s selections to commercial mortgage-backed securities also contributed
Intermediate-Term Bond, a group of funds that Morningstar	positively to performance to a lesser extent. Issuer selection
considers to have investment strategies similar to those of the	within agency mortgage-backed securities detracted toward the
Fund, gained 4.08%. These returns serve as peer comparisons	beginning of the period.
and are expressed net of operating expenses.
Colchester Global Investors Limited (“Colchester”) outperformed
How did the market conditions described in the Market	the Fund’s benchmark for the fiscal year. Results were primarily
Summary report affect the Fund’s performance?	due to currency selections. Toward the end of the period, a long
Despite a rough start at the beginning of the one-year period, the	U.S. dollar (USD) position versus short allocations to a handful of
U.S. bond market turned around in 2014 resulting in generally	currencies was a significant contributor as the USD appreciated
positive performance among bonds over the fiscal year. Various	significantly. Beneficial interest rate selections across developed
positive factors included: strengthening data for U.S. growth amid	markets also contributed positively to benchmark-relative
heightened geopolitical tension in select emerging economies,	performance.
which drove a U.S. Treasury rally and robust U.S. dollar	Logan Circle Partners, L.P. (“Logan”) outperformed the Fund’s
appreciation; continued improvements in housing fundamentals;	benchmark for the fiscal year. Market conditions were favorable
ongoing low interest rates that fueled issuance activity; and	to Logan’s portfolio and results were more specifically achieved
sustained investor demand.	via positive security selection within investment grade corporate
The Fund will generally perform well in markets where non-	credit. Allocations to country interest rates and an overweight
treasury sectors lead. These are environments where the economy	position to hard currency emerging market debt also materially
is stable and a higher coupon can be collected, or an environment	contributed to positive benchmark-relative performance. Issuer
where corporate profits are increasing, enabling issuers to pay	selection within agency and commercials mortgage-backed
down their debt burden. This may also be generalized as a “risk-	securities was also beneficial over the one-year period.

Russell Strategic Bond Fund 381

Russell Investment Company
Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Macro Currency Group (“Macro”) underperformed the Fund’s		fiscal period, a long U.S. Dollar (USD) position versus a handful
benchmark for the fiscal year. Despite positive attribution from		of currencies was a material contributor to positive results.
top-down, macro selections within a thematic strategy based on		RIMCo manages the portion of the Fund’s assets that RIMCo
developed market central bank policies, allocations amid market		determines not to allocate to the money managers. Assets not
volatility detracted from performance. In response to heightened		allocated to managers include the Fund’s liquidity reserves and
volatility, Macro deployed an additional thematic strategy toward		assets which may be managed directly by RIMCo to modify the
the end of the summer of 2014. This latter strategy included a		Fund’s overall portfolio characteristics to seek to achieve the
long position to the Japanese Yen (JPY) versus a short position to		desired risk/return profile for the Fund.
the Australian Dollar (AUD) that led to negative results when the
AUD failed to sell-off at the same rate as JPY.		During the period, RIMCo utilized futures and swaps to seek to achieve the Fund benchmark’s duration exposures with respect to
Metropolitan West Asset Management, LLC (“Met West”)		the portion of the Fund allocated to cash reserves. While this was
outperformed the Fund’s benchmark for the fiscal year. Exposure		a positive in terms of absolute return contribution, it detracted
to, and security selection within, non-agency residential		relative to the benchmark.
mortgage-backed securities consistently contributed positively
throughout the one-year period. General allocations to asset-		In March 2014, RIMCo implemented a three-pronged strategy
and commercial-mortgage backed securities, or sectors tied to		to seek to generate active returns through currency positioning
securitized assets such as credit cards, student loans, shopping		by supplementing the Fund’s existing active currency mandate
malls, or apartment complexes, also contributed positively, but		with a more mechanistic strategy and to further reduce the
to a lesser extent. Selections to corporate bonds detracted from		Fund’s reliance on traditional fixed income market risks. This
performance throughout the period, whereas detractions from		approach incorporates a currency overlay, an index replication
positioning along the U.S. yield curve only impacted performance		and an enhanced cash strategy. The currency overlay utilizes
at the start of the period.		currency forward contracts to take long and short positions in global foreign exchange markets. Because the currency overlay
Scout Investments, Inc. (“Scout”) was hired in October 2014		is an out-of-benchmark position, RIMCo implemented an index
but did not manage Fund assets until the end of the month,		replication strategy in connection with the currency overlay to
and therefore did not have a meaningful impact on the Fund’s		provide benchmark-like exposure to its overall strategy. The
performance for the period.		enhanced cash strategy is designed to provide for modest returns
Pacific Investment Management	Company (“PIMCO”) was	on the cash held in connection with the currency overlay and
terminated in October 2014 and	underperformed the Fund’s	index replication strategies. For the portion of the fiscal year in
benchmark for the portion of the fiscal year in which it was a		which it was employed in the Fund, the currency overlay strategy
manager for the Fund. A yield curve-steepening bias over the		was positive for Fund performance, as was the underlying index
period was a primary detractor as the U.S. yield curve fell during		replication strategy, due to its slightly greater interest rate
2014. Duration positioning and sector selection (investment		sensitivity as yields fell.
grade corporate bonds and agency mortgage-backed securities)		Throughout the period, RIMCo also implemented tactical ‘tilts’
also held back performance. However, exposure to non-agency		based on its judgments regarding shorter-term opportunities to
mortgage-backed securities was especially positive and helped		seek to generate returns and/or mitigate risk by purchasing and
to mitigate further losses. Selections to non-U.S. interest rates as		shorting U.S. Treasury futures and currency forward contracts.
well as currency allocations also contributed positively over the		These tilts detracted modestly during the period due to RIMCo’s
period.		U.S. Treasury futures selections.
Wellington Management Company, LLP (“Wellington”)
outperformed the Fund’s benchmark for the fiscal year. Macro-		Describe any changes to the Fund’s structure or the money
driven strategies added the greatest value over the period,		manager line-up.
beginning with positive selections to U.K. and U.S. interest rates		In October 2014, RIMCo terminated Pacific Investment
at the end of 2013. Although the same positions turned sluggish		Management Company (“PIMCO”) as a money manager for the
going into 2014, the manager was able to re-position those		Fund and hired Scout Investments, Inc. as a money manager for
allocations, resulting in minimal losses. Toward the end of the		the Fund. There were some minor re-weightings among managers and strategies within the Fund as a result of these changes.

382 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Money Managers as of October 31,		The views expressed in this report reflect those of the portfolio
2014	Styles	managers only through the end of the period covered by
the report. These views do not necessarily represent the
Colchester Brookfield Investment Global Investors Management Limited Inc.	Fully Sector Discretionary Specialist	views of RIMCo, or any other person in RIMCo or any other
Logan Circle Partners, L.P.	Fully Discretionary	affiliated organization. These views are subject to change
Macro Currency Group - an investment		at any time based upon market conditions or other events,
group within Principal Global Investors		and RIMCo disclaims any responsibility to update the views
LLC*	Fully Discretionary	contained herein. These views should not be relied on as
Metropolitan West Asset Management, LLC	Fully Discretionary
Scout Investments, Inc.	Fully Discretionary	investment advice and, because investment decisions for
Wellington Management Company, LLP	Fully Discretionary	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.
‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.
‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I
Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.
‡‡‡‡	The Fund first issued Class Y Shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Bond Fund 383

Russell Investment Company Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,023.80	$1,020.21
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$5.05	$5.04

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.99%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,019.00	$1,016.43
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$8.85	$8.84
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.74%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,024.00	$1,020.21
	Expenses Paid During Period*	$5.05	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

384 Russell Strategic Bond Fund

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Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,024.70	$1,021.68
Expenses Paid During Period*	$3.57	$3.57

* Expenses are equal to the Fund's annualized expense ratio of 0.70%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,025.10	$1,021.48
Expenses Paid During Period*	$3.78	$3.77

* Expenses are equal to the Fund's annualized expense ratio of 0.74%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,025.20	$1,022.23
Expenses Paid During Period*	$3.01	$3.01

* Expenses are equal to the Fund's annualized expense ratio of 0.59%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Strategic Bond Fund 385

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 82.6%			Bank of America Auto Trust
			Series 2012-1 Class A3
Asset-Backed Securities - 9.5%			0.780% due 06/15/16	4,650	4,652
Access Group, Inc.			BMW Vehicle Owner Trust
Series 2003-A Class A2			Series 2011-A Class A4
1.230% due 07/01/38 (Ê)	1,830	1,805	1.030% due 02/26/18	6,632	6,644
Series 2004-2 Class A3			BNC Mortgage Loan Trust
0.424% due 10/25/24 (Ê)	3,700	3,463	Series 2007-2 Class A5
Accredited Mortagage Loan Trust			0.465% due 05/25/37	4,248	3,073
Series 2006-2 Class A4			Brazos Higher Education Authority
0.415% due 09/25/36	4,540	3,781	Series 2010-1 Class A2
Ally Auto Receivables Trust			1.438% due 02/25/35 (Ê)	5,000	5,175
Series 2011-1 Class A4			Cabela's Credit Card Master Note Trust
2.230% due 03/15/16	1,104	1,105	Series 2012-1A Class A2
Series 2012-1 Class A4			0.683% due 02/18/20 (Ê)(Þ)	6,500	6,547
1.210% due 07/15/16	3,050	3,061	Series 2014-1 Class A
Series 2012-3 Class A3			0.503% due 03/16/20 (Ê)	1,820	1,819
0.850% due 08/15/16	5,349	5,355	Capital Auto Receivables Asset Trust
Series 2012-4 Class A3			Series 2013-4 Class A2
0.590% due 01/17/17	9,516	9,522	0.850% due 02/21/17	3,200	3,207
Series 2013-1 Class A3			Series 2014-1 Class A2
0.630% due 05/15/17	4,874	4,878	0.960% due 04/20/17	3,420	3,431
Series 2013-2 Class A2B			CarFinance Capital Auto Trust
0.383% due 07/15/16 (Ê)	2,972	2,973	Series 2013-1A Class A
Ally Master Owner Trust			1.650% due 07/17/17 (Þ)	1,003	1,006
Series 2010-2 Class A			Series 2014-1A Class A
4.250% due 04/15/17 (Þ)	3,719	3,769	1.460% due 12/17/18 (Þ)	5,949	5,962
Series 2012-1 Class A2			CarMax Auto Owner Trust
1.440% due 02/15/17	2,495	2,501	Series 2011-1 Class C
Series 2014-2 Class A			2.830% due 02/15/17	7,725	7,789
0.523% due 01/16/18 (Ê)	6,220	6,220	CCG Receivables Trust
American Express Credit Account			Series 2013-1 Class A2
Master Trust			1.050% due 08/14/20 (Þ)	1,934	1,938
Series 2012-2 Class A			Series 2014-1 Class A2
0.680% due 03/15/18	2,595	2,600	1.060% due 11/15/21 (Þ)	3,120	3,119
American Homes 4 Rent			Cent CLO 19, Ltd.
Series 2014-SFR2 Class A			Series 2013-19A Class A1A
3.786% due 10/17/36 (Å)	3,750	3,781	1.564% due 10/29/25 (Ê)(Þ)	4,436	4,394
American Money Management Corp.			Centex Home Equity Loan Trust
1.680% due 07/27/26	3,250	3,228	Series 2002-D Class AF4
AmeriCredit Automobile Receivables			5.210% due 11/25/28	101	101
Trust			Series 2006-A Class AV4
Series 2012-3 Class B			0.402% due 06/25/36 (Ê)	4,713	4,221
1.590% due 07/10/17	1,985	1,996	Chase Issuance Trust
Series 2012-4 Class B			Series 2012-A3 Class A3
1.310% due 11/08/17	2,395	2,404	0.790% due 06/15/17	11,985	12,009
Series 2012-5 Class A3			Series 2014-A1 Class A1
0.620% due 06/08/17	2,444	2,444	1.150% due 01/15/19	6,560	6,579
Series 2013-2 Class A2			Chesapeake Funding LLC
0.530% due 11/08/16	2,170	2,171	Series 2012-1A Class A
Series 2013-3 Class A2			0.903% due 11/07/23 (Ê)(Þ)	2,801	2,810
0.680% due 10/11/16	2,315	2,315	Series 2014-1A Class A
Series 2014-1 Class A2			0.573% due 03/07/26 (Ê)(Þ)	4,620	4,616
0.570% due 07/10/17	4,026	4,028	Series 2014-1A Class C
Series 2014-2 Class A2B			1.353% due 03/07/26 (Ê)(Þ)	1,370	1,371
0.433% due 10/10/17 (Ê)	8,960	8,960	CIT Education Loan Trust
Asset Backed Securities Corp. Home			Series 2007-1 Class A
Equity Loan Trust			0.324% due 03/25/42 (Ê)(Þ)	3,990	3,792
Series 2004-HE6 Class A1			Citibank Credit Card Issuance Trust
0.702% due 09/25/34 (Ê)	3	2	Series 2006-A7 Class A7
Series 2006-HE5 Class A5			0.294% due 12/17/18 (Ê)	11,480	11,449
0.395% due 07/25/36 (Ê)	8,729	7,265	Citigroup Mortgage Loan Trust, Inc.
Ballyrock CLO LLC			Series 2007-WFH1 Class A3
Series 2014-1A Class A1			0.302% due 01/25/37 (Ê)	3,340	3,276
1.711% due 10/20/26 (Å)(Ê)	670	670

See accompanying notes which are an integral part of the financial statements.

386 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-WFH1 Class A4			Series 2013-1A Class A1
0.352% due 01/25/37 (Ê)	7,880	7,289	1.628% due 01/17/26 (Ê)(Þ)	3,350	3,332
Conseco Finance Home Improvement			Ford Credit Auto Lease Trust
Loan Trust			Series 2014-A Class A2B
Series 2000-E Class M1			0.333% due 10/15/16 (Ê)	5,690	5,688
8.130% due 08/15/31	48	48	Ford Credit Auto Owner Trust
Conseco Finance Securitizations Corp.			Series 2011-B Class A4
Series 2001-4 Class A4			1.350% due 12/15/16	1,230	1,234
7.360% due 08/01/32	2,156	2,377	Series 2012-A Class A3
Conseco Financial Corp.			0.840% due 08/15/16	1,060	1,061
Series 1997-7 Class A6			Series 2012-D Class A3
6.760% due 07/15/28	224	233	0.510% due 04/15/17	3,631	3,631
Countrywide Asset-Backed Certificates			Series 2014-A Class A2
Series 2006-3 Class 2A2			0.480% due 11/15/16	3,722	3,723
0.332% due 06/25/36 (Ê)	1,297	1,263	GE Dealer Floorplan Master Note Trust
Series 2007-4 Class A2			Series 2012-1 Class A
5.530% due 04/25/47	1,952	1,904	0.727% due 02/20/17 (Ê)	4,945	4,950
Countrywide Asset-Backed Certificates			Global SC Finance SRL
Trust			3.090% due 07/17/29 (Þ)	3,690	3,640
Series 2005-4 Class AF3			Green Tree Financial Corp.
4.456% due 10/25/35	83	83	Series 1994-1 Class A5
Credit-Based Asset Servicing and			7.650% due 04/15/19	200	208
Securitization LLC			GSAA Trust
Series 2003-CB6 Class M1			Series 2006-2 Class 2A3
1.205% due 12/25/33 (Ê)	3,510	3,293	0.422% due 12/25/35 (Ê)	2,412	2,392
Discover Card Execution Note Trust			GSAMP Trust
Series 2012-A1 Class A1			Series 2005-WMC2 Class A2C
0.810% due 08/15/17	8,220	8,231	0.502% due 11/25/35 (Ê)	5,136	4,977
Dryden XXV Senior Loan Fund			Series 2006-HE5 Class A2C
Series 2012-25A Class A			0.302% due 08/25/36 (Ê)	6,825	5,741
1.611% due 01/15/25 (Ê)(Þ)	4,000	3,970	Higher Education Funding I
DT Auto Owner Trust			Series 2014-1 Class A
Series 2013-2A Class A			1.288% due 05/25/34 (Ê)(Þ)	3,148	3,183
0.810% due 09/15/16 (Þ)	3,365	3,367	Home Equity Asset Trust
Eaton Vance CLO 2014-1, Ltd.			Series 2006-4 Class 2A4
Series 2014-1A Class A			0.432% due 08/25/36 (Ê)	3,361	2,825
1.685% due 07/15/26 (Ê)(Þ)	1,300	1,293	Honda Auto Receivables Owner Trust
Education Loan Asset-Backed Trust I			Series 2012-1 Class A4
Series 2013-1 Class B1			0.970% due 04/16/18	3,835	3,846
1.152% due 11/25/33 (Ê)(Þ)	6,889	6,414	Series 2012-2 Class A3
Enterprise Fleet Financing LLC			0.700% due 02/16/16	4,319	4,322
Series 2013-2 Class A2
1.060% due 03/20/19 (Þ)	6,191	6,211	HSBC Home Equity Loan Trust
			Series 2006-2 Class A1
Series 2014-1 Class A2			0.307% due 03/20/36 (Ê)	1,885	1,871
0.870% due 09/20/19 (Þ)	2,090	2,092	Series 2007-1 Class AS
EquiFirst Mortgage Loan Trust			0.357% due 03/20/36 (Ê)	4,207	4,167
Series 2003-2 Class M2
2.702% due 09/25/33 (Ê)	1,744	1,651	Series 2007-2 Class A3V
Exeter Automobile Receivables Trust			0.377% due 07/20/36 (Ê)	949	948
Series 2013-1A Class A			HSI Asset Securitization Corp. Trust
1.290% due 10/16/17 (Þ)	1,039	1,041	Series 2007-WF1 Class 2A4
Fannie Mae Grantor Trust			0.402% due 05/25/37 (Ê)	9,069	6,962
Series 2003-T4 Class 2A5			Hyundai Auto Receivables Trust
5.407% due 09/26/33	557	609	Series 2011-B Class A4
Federal Home Loan Mortgage Corp.			1.650% due 02/15/17	795	796
Structured Pass-Through Securities			Series 2011-C Class A4
Series 2000-30 Class A5			1.300% due 02/15/18	9,772	9,828
7.658% due 12/25/30	374	396	Series 2012-A Class A3
FFMLT Trust			0.720% due 03/15/16	17	17
Series 2005-FF8 Class M1			Series 2013-A Class A3
0.642% due 09/25/35 (Ê)	4,700	4,453	0.560% due 07/17/17	13,767	13,775
First Franklin Mortgage Loan Asset			IXIS Real Estate Capital Trust
Backed Certificates			Series 2006-HE1 Class A3
Series 2006-FF18 Class A2B			0.352% due 03/25/36 (Ê)	2,079	1,293
0.262% due 12/25/37 (Ê)	9,628	6,284	Series 2006-HE1 Class A4
Flatiron CLO, Ltd.			0.452% due 03/25/36 (Ê)	5,646	3,601
			See accompanying notes which are an integral part of the financial statements.

				Russell Strategic Bond Fund 387

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2006-HE2 Class A3			Series 2013-B Class A2B
0.312% due 08/25/36 (Ê)	712	331	0.423% due 01/15/16 (Ê)	1,923	1,923
Series 2006-HE2 Class A4			Nissan Auto Receivables Owner Trust
0.412% due 08/25/36 (Ê)	5,887	2,784	Series 2011-B Class A3
JGWPT XXX LLC			0.950% due 02/16/16	660	660
Series 2013-3A Class A			Series 2011-B Class A4
4.080% due 01/17/73 (Þ)	2,238	2,355	1.240% due 01/16/18	10,450	10,499
JGWPT XXXII LLC			OHA Credit Partners VII, Ltd.
Series 2014-2A Class A			Series 2012-7A Class A
3.610% due 01/17/73 (Þ)	2,597	2,638	1.652% due 11/20/23 (Ê)(Þ)	3,800	3,779
JPMorgan Mortgage Acquisition Trust			Panhandle-Plains Higher Education
Series 2007-CH2 Class AV4			Authority, Inc.
0.302% due 01/25/37 (Ê)	10,370	8,789	Series 2011-1 Class A3
Latitude CLO II Corp.			1.185% due 10/01/37 (Ê)	2,500	2,519
Series 2006-2A Class A2			Popular ABS Mortgage Pass-Through
0.564% due 12/15/18 (Ê)(Þ)	1,570	1,561	Trust
Lehman XS Trust			Series 2006-C Class A4
Series 2006-9 Class A1B			0.402% due 07/25/36 (Ê)	7,224	6,766
0.312% due 05/25/46 (Ê)	1,051	866	Series 2006-D Class A3
Series 2006-13 Class 1A2			0.412% due 11/25/46 (Ê)	5,455	4,741
0.322% due 09/25/36 (Ê)	1,017	852	Prestige Auto Receivables Trust
Series 2006-19 Class A2			Series 2013-1A Class A2
0.322% due 12/25/36 (Ê)	1,465	1,199	1.090% due 02/15/18 (Þ)	1,387	1,390
Long Beach Mortgage Loan Trust			Series 2014-1A Class A3
Series 2004-4 Class M1			1.520% due 04/15/20 (Þ)	3,360	3,360
1.052% due 10/25/34 (Ê)	10,600	10,012	Renaissance Home Equity Loan Trust
M&T Bank Auto Receivables Trust			Series 2005-4 Class A3
2013-1			5.565% due 02/25/36	133	130
Series 2013-1A Class A3			Series 2006-1 Class AF3
1.060% due 11/15/17 (Þ)	6,975	7,011	5.608% due 05/25/36	72	50
Mastr Asset Backed Securities Trust			Series 2006-1 Class AF6
Series 2006-HE5 Class A3			5.746% due 05/25/36	1,749	1,290
0.312% due 11/25/36 (Ê)	4,221	2,835	Series 2006-2 Class AF2
Series 2006-HE5 Class A4			5.762% due 08/25/36	234	149
0.372% due 11/25/36 (Ê)	1,197	811	Series 2007-1 Class AF2
Series 2006-NC2 Class A4			5.512% due 04/25/37	4,680	2,577
0.302% due 08/25/36 (Ê)	12,266	6,470	Series 2007-2 Class AF2
Series 2006-NC3 Class A3			5.675% due 06/25/37	1,433	754
0.255% due 10/25/36	2,171	1,347	Santander Drive Auto Receivables Trust
Series 2006-NC3 Class A4			Series 2012-1 Class B
0.312% due 10/25/36 (Ê)	166	104	2.720% due 05/16/16	581	581
Series 2006-NC3 Class A5			Series 2012-2 Class B
0.362% due 10/25/36 (Ê)	7,377	4,661	2.090% due 08/15/16	2,036	2,039
Mercedes Benz Auto Lease Trust			Series 2012-5 Class A3
Series 2013-B Class A4			0.830% due 12/15/16	448	448
0.760% due 07/15/19	2,470	2,472	Series 2013-1 Class A3
Mercedes-Benz Master Owner Trust			0.620% due 06/15/17	4,364	4,367
Series 2012-BA Class A			Series 2013-2 Class A3
0.423% due 11/15/16 (Ê)(Þ)	5,980	5,980	0.700% due 09/15/17	16,960	16,974
Navient Student Loan Trust			Series 2013-3 Class A3
Series 2014-1 Class A3			0.700% due 10/16/17	14,155	14,162
0.658% due 06/25/31	6,465	6,480	Series 2013-A Class A2
Series 2014-2 Class A			0.800% due 10/17/16 (Þ)	679	679
0.797% due 03/25/43 (Ê)	6,448	6,412	Series 2014-1 Class A2A
Series 2014-3 Class A			0.660% due 06/15/17	3,917	3,917
0.777% due 03/25/43 (Ê)	6,579	6,584	Series 2014-4 Class B
Series 2014-AA Class A2A			1.820% due 05/15/19	2,690	2,698
2.740% due 02/15/29 (Å)	5,085	5,083	Scholar Funding Trust
Nelnet Student Loan Trust			Series 2012-B Class A2
Series 2014-4A Class A2			1.252% due 03/28/46 (Ê)(Þ)	3,500	3,578
1.102% due 11/25/43 (Ê)(Þ)	3,225	3,225	Securitized Asset Backed Receivables
Nissan Auto Lease Trust			LLC Trust
Series 2012-B Class A4			Series 2007-BR2 Class A2
0.740% due 09/17/18	4,277	4,281	0.382% due 02/25/37 (Ê)	3,134	1,849

See accompanying notes which are an integral part of the financial statements.

388 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-BR4 Class A2B			Series 2005-4XS Class 2A1A
0.352% due 05/25/37 (Ê)	7,093	4,618	1.903% due 03/25/35 (Ê)	1,516	1,510
Series 2007-BR5 Class A2A			Series 2006-BC6 Class A4
0.282% due 05/25/37 (Ê)	3,992	2,874	0.322% due 01/25/37 (Ê)	4,740	3,930
Series 2007-NC1 Class A2B			Series 2006-WF2 Class A3
0.302% due 12/25/36 (Ê)	7,746	4,375	0.302% due 07/25/36 (Ê)	1,591	1,580
Series 2007-NC1 Class A2C			Series 2006-WF3 Class A4
0.362% due 12/25/36 (Ê)	1,923	1,094	0.462% due 09/25/36 (Ê)	5,740	5,314
SLM Private Education Loan Trust			Series 2007-BC1 Class A4
Series 2010-A Class 2A			0.282% due 02/25/37 (Ê)	9,815	8,470
3.403% due 05/16/44 (Ê)(Þ)	8,158	8,638	Series 2007-BC3 Class 2A1
Series 2012-B Class A2			0.212% due 05/25/47 (Ê)	788	785
3.480% due 10/15/30 (Þ)	5,720	5,969	SunTrust Student Loan Trust
SLM Student Loan Trust			Series 2006-1A Class A4
Series 2004-8 Class B			0.423% due 10/28/37 (Å)(Ê)	5,000	4,792
0.694% due 01/25/40 (Ê)	895	816	Synchrony Credit Card Master Note Trust
Series 2006-2 Class A6			Series 2012-1 Class A
0.404% due 01/25/41 (Ê)	4,400	4,056	1.030% due 01/15/18	6,200	6,207
Series 2006-8 Class A6			Toyota Auto Receivables Owner Trust
0.394% due 01/25/41 (Ê)	4,400	4,007	Series 2013-A Class A3
Series 2007-6 Class B			0.550% due 01/17/17	4,207	4,211
1.084% due 04/27/43 (Ê)	1,427	1,319	Series 2013-B Class A2
Series 2008-2 Class B			0.480% due 02/15/16	1,370	1,371
1.434% due 01/25/29 (Ê)	1,530	1,401	Series 2014-C Class A2
Series 2008-3 Class A3			0.510% due 02/15/17	3,400	3,401
1.234% due 10/25/21 (Ê)	5,445	5,544	Volkswagen Auto Loan Enhanced Trust
Series 2008-3 Class B			Series 2012-1 Class A3
1.434% due 04/25/29 (Ê)	1,530	1,409	0.850% due 08/22/16	2,969	2,973
Series 2008-4 Class B			World Financial Network Credit Card
2.084% due 04/25/29 (Ê)	1,530	1,543	Master Trust
Series 2008-5 Class B			Series 2014-A Class A
2.084% due 07/25/29 (Ê)	1,530	1,569	0.533% due 12/15/19 (Ê)	3,525	3,527
Series 2008-6 Class B			World Omni Auto Receivables Trust
2.084% due 07/25/29 (Ê)	1,530	1,530	Series 2011-A Class A4
Series 2008-7 Class A2			1.910% due 04/15/16	374	374
			World Omni Master Owner Trust
0.734% due 10/25/17 (Ê)	8,468	8,479	Series 2013-1 Class A
0.605% due 09/25/26	5,670	5,660	0.503% due 02/15/18 (Ê)(Þ)	7,075	7,081
Series 2008-7 Class B					692,480
2.084% due 07/25/29 (Ê)	1,530	1,537	Corporate Bonds and Notes - 16.4%
Series 2008-8 Class B			21st Century Fox America, Inc.
2.484% due 10/25/29 (Ê)	1,530	1,614	4.500% due 02/15/21	3,080	3,364
Series 2008-9 Class B
2.484% due 10/25/29 (Ê)	1,530	1,621	3.000% due 09/15/22	2,250	2,213
Series 2013-4 Class A			3.700% due 09/15/24 (Þ)	2,515	2,556
0.705% due 06/25/27 (Ê)	3,129	3,129	3M Co.
Small Business Administration			1.625% due 06/15/19	6,050	6,001
Participation Certificates			AbbVie, Inc.
Series 1997-20D Class 1			1.200% due 11/06/15	7,300	7,341
7.500% due 04/01/17	129	135	Advanced Micro Devices, Inc.
SMART Trust			7.750% due 08/01/20	1,450	1,363
Series 2012-1USA Class A4A			7.500% due 08/15/22	5,200	4,758
2.010% due 12/14/17 (Þ)	3,925	3,947	Aetna, Inc.
Soundview Home Equity Loan Trust			2.750% due 11/15/22	1,715	1,651
Series 2005-4 Class M2			Air Lease Corp.
0.624% due 03/25/36	3,870	3,335	4.500% due 01/15/16	2,700	2,788
Series 2006-EQ2 Class A3			Ally Financial, Inc.
0.312% due 01/25/37 (Ê)	10,096	6,845	2.750% due 01/30/17	6,900	6,908
Series 2007-OPT1 Class 2A1			Alterra USA Holdings, Ltd.
0.232% due 06/25/37 (Ê)	292	174	7.200% due 04/14/17 (Þ)	2,005	2,212
Structured Asset Investment Loan Trust			Altria Group, Inc.
Series 2006-2 Class A3			9.700% due 11/10/18	365	470
0.332% due 04/25/36 (Ê)	3,261	2,904	4.750% due 05/05/21	7,050	7,765
Structured Asset Securities Corp.
Mortgage Loan Trust			4.000% due 01/31/24	2,725	2,821

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 389

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
9.950% due 11/10/38	370	621	Series BKNT
10.200% due 02/06/39	1,630	2,792	0.514% due 06/15/16 (Ê)	3,100	3,088
4.250% due 08/09/42	2,285	2,140	5.300% due 03/15/17	4,165	4,516
American Airlines Pass-Through Trust			0.534% due 06/15/17 (Ê)	4,175	4,144
4.375% due 10/01/22	1,940	1,962	6.100% due 06/15/17	2,000	2,219
4.950% due 01/15/23	5,434	5,801	Bayer US Finance LLC
Series A			2.375% due 10/08/19 (Þ)	1,635	1,638
5.250% due 01/31/21	1,970	2,115	2.375% due 10/08/19 (Å)	2,860	2,865
American Express Credit Corp.			3.000% due 10/08/21 (Å)	3,185	3,199
2.375% due 03/24/17	2,740	2,809	BB&T Corp.
American Honda Finance Corp.			1.093% due 06/15/18	4,000	4,059
0.732% due 10/07/16 (Ê)	5,875	5,916	Bear Stearns Cos. LLC (The)
American International Group, Inc.			5.550% due 01/22/17	2,401	2,611
5.450% due 05/18/17	1,075	1,182	Bellsouth Capital Funding Corp.
6.400% due 12/15/20	8,685	10,371	7.875% due 02/15/30	2,680	3,579
8.175% due 05/15/58	1,350	1,833	Boston Scientific Corp.
American Tower Trust I			6.000% due 01/15/20	2,382	2,732
3.070% due 03/15/23 (Þ)	3,505	3,474	Bristol-Myers Squibb Co.
Ameriprise Financial, Inc.			2.000% due 08/01/22	7,605	7,078
3.700% due 10/15/24	1,945	1,972	Burlington Northern Santa Fe, LLC
7.518% due 06/01/66	2,705	2,915	3.050% due 03/15/22	2,100	2,104
Amgen, Inc.			3.400% due 09/01/24	10,090	10,131
2.125% due 05/15/17	1,030	1,050	CareFusion Corp.
Anadarko Petroleum Corp.			6.375% due 08/01/19	1,680	1,950
6.375% due 09/15/17	2,890	3,263	Caterpillar Financial Services Corp.
6.950% due 06/15/19	1,675	1,998	7.150% due 02/15/19	1,575	1,894
Anheuser-Busch InBev Finance, Inc.			CBS Corp.
3.700% due 02/01/24	2,725	2,804	4.300% due 02/15/21	1,444	1,551
Anheuser-Busch InBev Worldwide, Inc.			3.375% due 03/01/22	2,650	2,674
2.875% due 02/15/16	2,150	2,210	CCOH Safari LLC
5.375% due 01/15/20	4,055	4,605	5.500% due 12/01/22	2,085	2,106
Apollo Management Holdings, LP			Celgene Corp.
4.000% due 05/30/24 (Þ)	3,615	3,644	2.250% due 05/15/19	2,385	2,373
Apple, Inc.			CF Industries, Inc.
0.489% due 05/03/18 (Ê)	10,416	10,431	5.150% due 03/15/34	1,305	1,389
2.850% due 05/06/21	1,805	1,832	Chase Capital III
AT&T, Inc.			Series C
2.950% due 05/15/16	5,375	5,544	0.784% due 03/01/27 (Ê)	1,740	1,522
			Chesapeake Energy Corp.
1.700% due 06/01/17	4,440	4,477	3.481% due 04/15/19 (Ê)	2,850	2,852
4.350% due 06/15/45	1,747	1,631	6.625% due 08/15/20	3,550	4,003
Series FRN
0.620% due 02/12/16 (Ê)	3,603	3,611	Chevron Corp.
			1.104% due 12/05/17	1,745	1,733
Avaya, Inc.			2.355% due 12/05/22	8,350	8,077
9.000% due 04/01/19 (Þ)	3,180	3,259
Axiall Corp.			3.191% due 06/24/23	2,750	2,805
4.875% due 05/15/23	5,155	5,000	CHS/Community Health Systems, Inc.
Bank of America Corp.			8.000% due 11/15/19	1,375	1,485
3.625% due 03/17/16	1,575	1,631	CIT Group, Inc.
5.625% due 10/14/16	1,680	1,827	5.000% due 05/15/17	3,450	3,614
5.750% due 12/01/17	3,495	3,890	6.625% due 04/01/18 (Þ)	3,155	3,455
			Citigroup, Inc.
6.875% due 04/25/18	5,100	5,900	5.300% due 01/07/16	1,325	1,393
5.875% due 01/05/21	1,075	1,242	3.953% due 06/15/16	600	627
3.300% due 01/11/23	1,150	1,140	4.450% due 01/10/17	3,435	3,657
4.200% due 08/26/24	3,130	3,153	6.000% due 08/15/17	1,500	1,674
4.250% due 10/22/26	3,240	3,216	6.125% due 11/21/17	7,695	8,651
Series GMTN
6.400% due 08/28/17	600	676	8.500% due 05/22/19	1,195	1,499
Series MTNL			4.500% due 01/14/22	2,400	2,604
5.650% due 05/01/18	3,500	3,907	0.785% due 08/25/36 (Ê)	2,250	1,808
Bank of America NA			Series N
0.703% due 11/14/16 (Ê)	10,200	10,204	5.800% due 12/31/49 (ƒ)	5,220	5,231

See accompanying notes which are an integral part of the financial statements.
390 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
CNA Financial Corp.			5.250% due 01/31/20	4,800	5,407
7.250% due 11/15/23	1,850	2,297	3.750% due 02/15/25	1,375	1,383
Comcast Corp.			5.950% due 02/01/41	3,625	4,328
3.600% due 03/01/24	3,925	4,057	Series B
6.950% due 08/15/37	3,550	4,818	7.034% due 01/15/68	2,730	3,037
Commonwealth Edison Co.			Express Scripts Holding Co.
5.800% due 03/15/18	1,745	1,981	7.250% due 06/15/19	1,000	1,211
Compass Bank			Farmers Exchange Capital
2.750% due 09/29/19	1,780	1,793	7.200% due 07/15/48 (Þ)	1,100	1,354
ConAgra Foods, Inc.			Farmers Exchange Capital II
4.950% due 08/15/20	4,425	4,876	6.151% due 11/01/53 (Þ)	4,000	4,374
Series NOTE			Farmers Exchange Capital III
0.601% due 07/21/16 (Ê)	10,000	9,995	5.454% due 10/15/54 (Å)	2,460	2,500
Continental Airlines Pass-Through Trust			Fifth Third Bank
9.000% due 07/08/16	2,612	2,900	Series BKNT
Continental Resources, Inc.			2.875% due 10/01/21	2,900	2,879
5.000% due 09/15/22	3,465	3,673	First Chicago NBD Institutional Capital I
Credit Suisse			0.790% due 02/01/27 (Ê)	1,250	1,094
0.717% due 05/26/17	2,200	2,205	First Union Capital II
Crown Castle Towers LLC			Series A
5.495% due 01/15/17 (Þ)	1,900	2,021	7.950% due 11/15/29	1,575	2,094
4.174% due 08/15/17 (Þ)	3,880	4,072	FirstEnergy Transmission, LLC
CSX Corp.			5.450% due 07/15/44	3,050	3,140
4.250% due 06/01/21	3,075	3,351	Ford Motor Credit Co. LLC
CVS Health Corp.			3.984% due 06/15/16	9,630	10,059
1.200% due 12/05/16	5,700	5,710	1.008% due 01/17/17 (Ê)	15,200	15,289
Daimler Finance NA LLC			4.250% due 02/03/17	9,500	10,057
0.584% due 03/10/17 (Ê)(Þ)	5,500	5,505	3.000% due 06/12/17	2,800	2,887
Delphi Corp.			Forest Laboratories, Inc.
5.000% due 02/15/23	2,500	2,678	4.875% due 02/15/21 (Þ)	8,705	9,283
Delta Air Lines Pass-Through Trust			FPL Energy Wind Funding LLC
Series 071A			6.876% due 06/27/17 (Þ)	336	332
6.821% due 08/10/22	3,390	3,915	Freeport-McMoRan, Inc.
Series 2002-1 Class G-1			3.100% due 03/15/20	2,760	2,751
6.718% due 01/02/23	2,934	3,389	3.550% due 03/01/22	2,000	1,954
DIRECTV Holdings LLC / DIRECTV
Financing Co., Inc.			General Electric Capital Corp.
4.600% due 02/15/21	1,950	2,112	1.000% due 01/08/16	11,140	11,197
5.000% due 03/01/21	2,825	3,111	0.404% due 02/15/17 (Ê)	4,995	4,989
4.450% due 04/01/24	2,130	2,222	4.375% due 09/16/20	3,100	3,403
Discover Bank			0.714% due 08/15/36 (Ê)	1,000	872
Series BKNT			Series GMTN
3.200% due 08/09/21	2,845	2,844	0.880% due 07/12/16 (Ê)	5,570	5,615
Dominion Resources, Inc.			1.250% due 05/15/17	11,190	11,219
4.450% due 03/15/21	3,075	3,347	4.625% due 01/07/21	16,100	17,948
Series B			3.100% due 01/09/23	3,000	3,005
2.750% due 09/15/22	3,525	3,440	6.150% due 08/07/37	2,035	2,564
Duke Energy Corp.			Series MTNA
3.050% due 08/15/22	6,450	6,445	6.750% due 03/15/32	2,975	3,956
Duke Energy Progress, Inc.			General Electric Co.
4.100% due 03/15/43	1,545	1,563	5.250% due 12/06/17	3,805	4,235
Dynegy Finance I, Inc. / Dynegy Finance			2.700% due 10/09/22	4,725	4,660
II Inc			4.500% due 03/11/44	2,015	2,148
7.375% due 11/01/22 (Å)	3,595	3,802	General Mills, Inc.
eBay, Inc.			0.433% due 01/28/16 (Ê)	3,915	3,915
0.433% due 07/28/17 (Ê)	5,290	5,249	1.400% due 10/20/17	3,435	3,433
0.715% due 08/01/19 (Ê)	3,950	3,866	Series FRN
El Paso Natural Gas Co. LLC			0.533% due 01/29/16 (Ê)	5,675	5,680
7.500% due 11/15/26	1,425	1,799	General Motors Co.
Energy Transfer Partners, LP			4.875% due 10/02/23	6,115	6,551
6.050% due 06/01/41	2,158	2,395	6.250% due 10/02/43	1,655	1,969
3.257% due 11/01/66 (Ê)	11,467	10,679	Georgia-Pacific LLC
Enterprise Products Operating LLC

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 391

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
8.875% due 05/15/31	2,280	3,480	4.350% due 08/15/21	2,900	3,114
Gilead Sciences, Inc.			3.375% due 05/01/23	1,325	1,294
4.800% due 04/01/44	1,235	1,339	3.875% due 09/10/24	2,815	2,797
GlaxoSmithKline Capital, Inc.			Series X
2.800% due 03/18/23	2,455	2,413	6.100% due 12/31/49 (ƒ)	3,215	3,223
Goldman Sachs Group, Inc.			JPMorgan Chase Bank NA
1.830% due 11/29/23	1,510	1,559	Series BKNT
Goldman Sachs Group, Inc. (The)			5.875% due 06/13/16	240	259
0.683% due 03/22/16 (Ê)	4,500	4,495	6.000% due 10/01/17	7,900	8,847
5.750% due 10/01/16	1,338	1,452	JPMorgan Chase Capital XIII
6.250% due 09/01/17	5,310	5,952	Series M
2.550% due 10/23/19	2,770	2,752	1.183% due 09/30/34 (Ê)	3,530	3,080
5.750% due 01/24/22	3,985	4,591	JPMorgan Chase Capital XXI
			Series U
3.625% due 01/22/23	650	652	1.189% due 02/02/37 (Ê)	455	384
6.750% due 10/01/37	6,162	7,555	JPMorgan Chase Capital XXIII
4.800% due 07/08/44	2,350	2,427	1.234% due 05/15/47 (Ê)	8,880	7,193
Series D			Kinder Morgan Energy Partners, LP
6.000% due 06/15/20	1,875	2,156	3.500% due 03/01/21	2,840	2,826
Great Plains Energy, Inc.			5.500% due 03/01/44	3,125	3,129
5.292% due 06/15/22	3,785	4,349	KKR Group Finance Co. III LLC
HCA, Inc.			5.125% due 06/01/44 (Þ)	2,905	3,056
7.250% due 09/15/20	1,962	2,080	Life Technologies Corp.
HCP, Inc.			6.000% due 03/01/20	3,668	4,235
6.300% due 09/15/16	2,700	2,956	Lorillard Tobacco Co.
2.625% due 02/01/20	3,066	3,043	6.875% due 05/01/20	5,256	6,204
4.250% due 11/15/23	670	695	3.750% due 05/20/23	4,500	4,477
Health Care REIT, Inc.			Manufacturers & Traders Trust Co.
6.125% due 04/15/20	2,740	3,173	Series BKNT
4.950% due 01/15/21	650	714	1.400% due 07/25/17	5,600	5,608
5.250% due 01/15/22	2,500	2,771	Marathon Oil Corp.
6.500% due 03/15/41	1,415	1,787	0.900% due 11/01/15	6,300	6,306
Hewlett-Packard Co.			McKesson Corp.
3.750% due 12/01/20	1,285	1,318	2.284% due 03/15/19	1,825	1,817
6.000% due 09/15/41	2,145	2,392	Medco Health Solutions, Inc.
Historic TW, Inc.			4.125% due 09/15/20	2,027	2,170
8.050% due 01/15/16	2,900	3,139	Merck & Co., Inc.
Honeywell International, Inc.			0.591% due 05/18/18 (Ê)	10,425	10,465
5.700% due 03/15/36	1,100	1,350	MetLife, Inc.
Hospira, Inc.			10.750% due 08/01/39	4,215	6,839
5.200% due 08/12/20	5,020	5,432	4.125% due 08/13/42	370	360
Howard Hughes Medical Institute			Metropolitan Life Global Funding I
3.500% due 09/01/23	1,640	1,704	1.500% due 01/10/18 (Þ)	7,000	6,961
HSBC USA, Inc.			Mirant Mid-Atlantic Series B Pass-
2.625% due 09/24/18	5,875	6,056	Through Trust
Humana, Inc.			Series B
4.950% due 10/01/44	2,410	2,478	9.125% due 06/30/17	1,281	1,378
Indiantown Cogeneration, LP			Monongahela Power Co.
Series A-10			4.100% due 04/15/24 (Þ)	1,815	1,929
9.770% due 12/15/20	1,645	1,867	5.400% due 12/15/43 (Þ)	1,850	2,162
Innovation Ventures LLC / Innovation			Morgan Stanley
Ventures Finance Corp.			5.750% due 10/18/16	1,500	1,628
9.500% due 08/15/19 (Å)	1,900	1,874	5.550% due 04/27/17	2,450	2,683
IPALCO Enterprises, Inc.			3.700% due 10/23/24	3,625	3,617
5.000% due 05/01/18	3,500	3,710	Series GMTN
JetBlue Airways Pass-Through Trust			5.450% due 01/09/17	2,425	2,631
Series 04-2 Class G-2			6.625% due 04/01/18	4,905	5,617
0.684% due 11/15/16 (Ê)	4,039	3,978	5.500% due 07/24/20	1,500	1,695
John Deere Capital Corp.
0.363% due 04/12/16	10,200	10,204	4.350% due 09/08/26	3,680	3,690
JPMorgan Chase & Co.			Mutual of Omaha Insurance Co.
6.300% due 04/23/19	3,050	3,540	4.297% due 07/15/54 (Þ)	3,060	3,112
2.200% due 10/22/19	3,795	3,749	National City Bank

See accompanying notes which are an integral part of the financial statements.

392 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series BKNT			6.750% due 06/15/17	3,400	3,833
0.603% due 06/07/17 (Ê)	3,075	3,051	Rockwood Specialties Group, Inc.
Navient Corp.			4.625% due 10/15/20	4,865	5,079
5.500% due 01/15/19	1,690	1,752	Rohm & Haas Co.
NiSource Finance Corp.			6.000% due 09/15/17	29	32
6.400% due 03/15/18	2,180	2,492	Sabine Pass LNG, LP
Nissan Motor Acceptance Corp.			7.500% due 11/30/16	385	413
0.784% due 03/03/17 (Ê)(Þ)	4,430	4,439	7.500% due 11/30/16 (Þ)	2,900	3,096
Norfolk Southern Corp.			Samsung Electronics America, Inc.
3.000% due 04/01/22	1,675	1,680	1.750% due 04/10/17 (Þ)	6,460	6,498
NVR, Inc.			SL Green Realty Corp
3.950% due 09/15/22	3,700	3,783	7.750% due 03/15/20	3,000	3,607
Oncor Electric Delivery Co. LLC			Sprint Capital Corp.
6.800% due 09/01/18	7,750	9,134	8.750% due 03/15/32	8,565	9,571
7.000% due 09/01/22	1,275	1,617	Symantec Corp.
Oracle Corp.			2.750% due 06/15/17	1,480	1,504
2.250% due 10/08/19	4,585	4,595	Sysco Corp.
O'Reilly Automotive, Inc.			1.450% due 10/02/17	1,750	1,759
3.800% due 09/01/22	1,430	1,476	Tennessee Gas Pipeline Co. LLC
PACCAR Financial Corp.			8.000% due 02/01/16	2,050	2,220
0.504% due 02/08/16 (Ê)	1,455	1,458	8.375% due 06/15/32	3,080	4,100
0.423% due 06/06/17 (Ê)	1,000	1,000	Time Warner Cable, Inc.
Panhandle Eastern Pipe Line Co., LP			8.250% due 04/01/19	2,000	2,484
8.125% due 06/01/19	3,542	4,328	5.000% due 02/01/20	2,935	3,285
Pfizer, Inc.			6.550% due 05/01/37	2,285	2,875
0.384% due 05/15/17 (Ê)	4,150	4,146	7.300% due 07/01/38	2,417	3,325
6.200% due 03/15/19	2,345	2,739	Time Warner Entertainment Co., LP
7.200% due 03/15/39	1,900	2,672	8.375% due 03/15/23	1,000	1,345
Philip Morris International, Inc.			Time Warner, Inc.
2.900% due 11/15/21	5,575	5,619	5.875% due 11/15/16	6,075	6,648
Plains All American Pipeline, LP / PAA			4.000% due 01/15/22	5,025	5,276
Finance Corp.			Toyota Motor Credit Corp.
2.850% due 01/31/23	850	817	0.521% due 05/17/16 (Ê)	10,110	10,133
PNC Bank NA			UAL Pass-Through Trust
3.300% due 10/30/24	4,565	4,548	Series 09-1
Series BKNT			10.400% due 11/01/16	236	261
2.700% due 11/01/22	3,755	3,607	Unilever Capital Corp.
PNC Funding Corp.			2.750% due 02/10/16	1,300	1,334
3.300% due 03/08/22	8,530	8,670	United Technologies Corp.
Procter & Gamble Co. (The)			3.100% due 06/01/22	3,550	3,610
1.450% due 08/15/16	250	254	UnitedHealth Group, Inc.
0.319% due 11/04/16 (Ê)	3,615	3,616	3.875% due 10/15/20	2,640	2,840
Progress Energy, Inc.			Unum Group
7.050% due 03/15/19	1,000	1,195	4.000% due 03/15/24	2,940	3,013
3.150% due 04/01/22	3,750	3,779	US Airways Pass-Through Trust
Prudential Financial, Inc.			5.900% due 10/01/24	2,990	3,311
5.625% due 06/15/43	2,550	2,646	Series A
Prudential Holdings LLC			7.125% due 10/22/23	2,784	3,215
8.695% due 12/18/23 (Þ)	3,302	4,229	US Bank NA
Series FSA			Series BKNT
1.109% due 12/18/17 (Ê)(Þ)	2,357	2,374	0.435% due 09/11/17 (Ê)	4,800	4,795
Public Service Co. of New Mexico			1.375% due 09/11/17	2,400	2,404
7.950% due 05/15/18	3,320	3,957	USF&G Capital III
Quebecor World Capital Corp.			8.312% due 07/01/46 (Þ)	2,244	3,248
4.875% due 01/02/49 (Ø)	625	—	Ventas Realty LP/CAP CRP
6.125% due 11/15/49 (Ø)	1,955	—	2.000% due 02/15/18	1,400	1,406
QVC, Inc.			Verizon Communications, Inc.
4.375% due 03/15/23	5,765	5,719	2.500% due 09/15/16	800	824
5.450% due 08/15/34 (Þ)	2,040	1,973	1.350% due 06/09/17	5,620	5,610
Republic Services, Inc.			1.984% due 09/14/18 (Ê)	600	628
3.550% due 06/01/22	5,550	5,691	3.650% due 09/14/18	4,270	4,516
Reynolds American, Inc.			3.000% due 11/01/21	4,000	3,969

			See accompanying notes which are an integral part of the financial statements.
				Russell Strategic Bond Fund 393

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
3.500% due 11/01/21	6,625	6,753	BP Capital Markets PLC
5.150% due 09/15/23	19,930	22,319	0.567% due 11/06/15 (Ê)		7,600	7,617
4.400% due 11/01/34	2,155	2,104	0.657% due 11/07/16 (Ê)		3,800	3,812
Viacom, Inc.			3.245% due 05/06/22		8,225	8,250
3.125% due 06/15/22	2,375	2,320	BPCE SA
Wachovia Capital Trust III			0.801% due 11/18/16 (Ê)		4,000	4,008
5.570% due 03/29/49 (Ê)(ƒ)	3,440	3,328	4.000% due 04/15/24		2,485	2,569
Wal-Mart Stores, Inc.			Braskem Finance, Ltd.
2.800% due 04/15/16	1,330	1,373	6.450% due 02/03/24		3,350	3,553
6.500% due 08/15/37	2,030	2,736	Brazilian Government International Bond
Walt Disney Co. (The)			4.250% due 01/07/25		2,700	2,743
2.750% due 08/16/21	1,325	1,349	British Sky Broadcasting Group PLC
WellPoint, Inc.			6.100% due 02/15/18 (Þ)		2,290	2,577
2.300% due 07/15/18	1,550	1,563	3.750% due 09/16/24		1,601	1,606
3.125% due 05/15/22	3,025	2,994	British Telecommunications PLC
4.650% due 01/15/43	1,155	1,169	2.350% due 02/14/19		2,910	2,921
Wells Fargo & Co.			Canadian Pacific Railway Co.
0.531% due 06/02/17	16,500	16,470	7.250% due 05/15/19		2,500	3,027
3.500% due 03/08/22	7,390	7,642	Canadian Pacific Railway, Ltd.
4.125% due 08/15/23	3,350	3,494	4.500% due 01/15/22		3,642	4,013
			CDP Financial, Inc.
4.100% due 06/03/26	3,415	3,464	5.600% due 11/25/39 (Þ)		2,000	2,537
4.650% due 11/04/44	2,960	2,950	Coca Cola Enterprises
Williams Cos., Inc. (The)			2.375% due 05/07/25	EUR	2,475	3,236
7.875% due 09/01/21	458	553	Colombia Government International
Williams Partners, LP			Bond
4.300% due 03/04/24	1,205	1,247	4.375% due 07/12/21		1,535	1,637
Williams Partners, LP / Williams			Cooperatieve Centrale Raiffeisen-
Partners Finance Corp.			Boerenleenbank BA
7.250% due 02/01/17	2,765	3,094	4.625% due 12/01/23		4,500	4,730
Wm Wrigley Jr Co.			Corp. Andina de Fomento
2.000% due 10/20/17 (Þ)	5,355	5,410	4.375% due 06/15/22		2,486	2,671
ZFS Finance USA Trust II			Credit Suisse
6.450% due 12/15/65 (Þ)	4,650	4,952	6.000% due 02/15/18		690	772
ZFS Finance USA Trust V			Credit Suisse Group AG
6.500% due 05/09/37 (Þ)	11,829	12,716	6.250% due 12/31/49 (ƒ)(Þ)		2,670	2,597
		1,200,822	Credit Suisse NY
International Debt - 5.5%			5.400% due 01/14/20		1,200	1,344
Abbey National Treasury Services PLC			Deutsche Telekom International Finance
2.350% due 09/10/19	3,250	3,231	BV
ABN Amro Bank NV			3.125% due 04/11/16 (Þ)		4,050	4,177
1.033% due 10/28/16 (Å)(Ê)	2,320	2,338	2.250% due 03/06/17 (Þ)		6,590	6,733
ArcelorMittal			Digicel Group, Ltd.
5.000% due 02/25/17	2,410	2,519	8.250% due 09/30/20 (Þ)		2,455	2,565
7.250% due 03/01/41	3,948	4,076	Electricite de France SA
AWAS Aviation Capital, Ltd.			4.875% due 01/22/44 (Þ)		3,415	3,637
7.000% due 10/17/16 (Þ)	2,341	2,382	Encana Corp.
Baidu, Inc.			5.900% due 12/01/17		4,000	4,489
3.250% due 08/06/18	2,685	2,761	General Electric Capital Corp.
Banco do Brasil SA			5.500% due 09/15/67	EUR	900	1,220
9.000% due 12/29/49 (Å)(ƒ)	3,140	3,087	GlaxoSmithKline Capital PLC
Banco Santander Brasil SA			1.500% due 05/08/17		1,490	1,503
4.250% due 01/14/16 (Þ)	600	616	Government of the Cayman Islands
Bank of Nova Scotia			5.950% due 11/24/19 (Þ)		1,185	1,365
0.423% due 05/09/16 (Ê)(~)	6,495	6,493	Granite Master Issuer PLC
Barrick Gold Corp.			Series 2007-1 Class 2A1
4.100% due 05/01/23	3,190	3,083	0.297% due 12/20/54 (Ê)		2,513	2,495
BAT International Finance PLC			HBOS PLC
2.125% due 06/07/17 (Þ)	6,527	6,638	Series GMTN
BBVA Bancomer SA			6.750% due 05/21/18 (Þ)		9,920	11,141
4.500% due 03/10/16 (Þ)	600	625	HSBC Holdings PLC
BHP Billiton Finance USA, Ltd.			6.375% due 12/31/49 (ƒ)		2,585	2,637
3.850% due 09/30/23	2,450	2,563	Hutchison Whampoa, Ltd.

See accompanying notes which are an integral part of the financial statements.

394 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
3.625% due 10/31/24 (Þ)		2,475	2,459	Rio Tinto Finance USA PLC
ING Bank NV				1.375% due 06/17/16	2,110	2,126
3.750% due 03/07/17 (Þ)		2,125	2,238	Royal Bank of Scotland Group PLC
4.125% due 11/21/23		2,000	2,049	5.125% due 05/28/24	2,855	2,893
Intesa Sanpaolo SpA				Saudi Electricity Global Sukuk Co. 2
2.375% due 01/13/17		3,405	3,443	5.060% due 04/08/43 (Þ)	4,390	4,453
5.017% due 06/26/24 (Þ)		4,665	4,559	Seagate HDD Cayman
JPMorgan Chase & Co.				4.750% due 06/01/23	2,505	2,585
Series MPLE				Shell International Finance BV
2.920% due 09/19/17 (Þ)	CAD	7,095	6,435	0.444% due 11/15/16 (Ê)	11,580	11,606
KFW				2.000% due 11/15/18	2,360	2,379
4.000% due 01/27/20		8,525	9,439	2.250% due 01/06/23	9,975	9,499
Lloyds Bank PLC				Sirius International Group, Ltd.
2.300% due 11/27/18		2,695	2,713	7.506% due 05/29/49 (ƒ)(Þ)	4,170	4,378
Lloyds Banking Group PLC				Skandinaviska Enskilda Banken AB
7.500% due 12/31/49 (ƒ)		5,455	5,673	2.375% due 03/25/19 (Þ)	4,250	4,291
Macquarie Bank, Ltd.				SMART Trust
0.864% due 10/27/17 (Å)(Ê)		3,000	2,998	Series 2011-2USA Class A4A
Marfrig Overseas, Ltd.				2.310% due 04/14/17 (Þ)	6,279	6,311
9.500% due 05/04/20 (Þ)		4,200	4,436	South Africa Government International
Mexico Government International Bond				Bond
6.050% due 01/11/40		1,276	1,541	4.665% due 01/17/24	800	832
4.750% due 03/08/44		1,526	1,549	Statoil ASA
Motor PLC				0.694% due 11/08/18 (Ê)	8,300	8,346
Series 2012-12A Class A1C				3.150% due 01/23/22	1,600	1,640
1.286% due 02/25/20 (Þ)		768	768	Suncor Energy, Inc.
Nexen Energy ULC				5.950% due 12/01/34	2,690	3,270
6.200% due 07/30/19		1,775	2,066	Sydney Airport Finance Co. Pty, Ltd.
7.500% due 07/30/39		3,170	4,453	3.900% due 03/22/23 (Þ)	3,000	3,082
Nokia OYJ				Telefonica Emisiones SAU
6.625% due 05/15/39		4,906	5,311	3.992% due 02/16/16	2,507	2,601
Nomura Holdings Inc.				Tencent Holdings, Ltd.
2.000% due 09/13/16		4,385	4,440	3.375% due 05/02/19 (Þ)	2,355	2,395
NOVA Chemicals Corp.				Teva Pharmaceutical Finance Co. BV
5.250% due 08/01/23 (Þ)		5,265	5,502	2.950% due 12/18/22	3,200	3,103
OHA Credit Partners IX, Ltd.				Toronto-Dominion Bank (The)
Series 2013-9A Class A1				0.400% due 07/13/16 (Ê)	10,000	10,000
1.631% due 10/20/25 (Å)(Ê)		4,145	4,109	Total Capital Canada, Ltd.
Paragon Offshore PLC				2.750% due 07/15/23	2,680	2,599
7.250% due 08/15/24 (Å)		3,900	2,983	Total Capital International SA
Peruvian Government International Bond				1.000% due 08/12/16	10,485	10,534
6.550% due 03/14/37		675	862	Total Capital SA
Petrobras Global Finance BV				2.125% due 08/10/18	3,300	3,352
1.852% due 05/20/16 (Ê)		2,207	2,207	Trade MAPS 1, Ltd.
3.250% due 03/17/17		1,400	1,415	Series 2013-1A Class A
Petroleos Mexicanos				0.852% due 12/10/18 (Ê)(Þ)	6,410	6,411
4.875% due 01/24/22		2,125	2,265	TransCanada PipeLines, Ltd.
6.375% due 01/23/45		2,890	3,316	3.800% due 10/01/20	7,000	7,340
Philip Morris International, Inc.				2.500% due 08/01/22	1,975	1,881
Series EMTn				Transocean, Inc.
2.875% due 03/03/26	EUR	3,900	5,371	6.375% due 12/15/21	2,370	2,491
Philippine Government International				Turkey Government International Bond
Bond				5.750% due 03/22/24	3,575	3,948
4.200% due 01/21/24		2,200	2,373	Tyco Electronics Group SA
Poland Government International Bond				6.550% due 10/01/17	2,425	2,760
5.125% due 04/21/21		1,250	1,411	UBS AG
Province of Ontario Canada				Series BKNT
3.200% due 05/16/24		2,750	2,829	5.750% due 04/25/18	940	1,061
Province of Quebec Canada				Vale Overseas, Ltd.
3.500% due 07/29/20		465	499	8.250% due 01/17/34	1,960	2,476
2.625% due 02/13/23		550	544	Validus Holdings, Ltd.
Rabobank Nederland				8.875% due 01/26/40	1,993	2,813
11.000% due 06/29/49 (ƒ)(Þ)		4,813	6,281	Vodafone Group PLC

				See accompanying notes which are an integral part of the financial statements.
					Russell Strategic Bond Fund 395

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.625% due 03/20/17	3,525	3,542	Banc of America Alternative Loan Trust
Series FRN			Series 2005-5 Class 2CB1
0.617% due 02/19/16 (Ê)	2,800	2,806	6.000% due 06/25/35	419	396
Weatherford International, Ltd.			Banc of America Commercial Mortgage
5.125% due 09/15/20	3,933	4,289	Trust
Willis Group Holdings PLC			Series 2007-2 Class AM
4.125% due 03/15/16	1,935	2,005	5.622% due 04/10/49	1,490	1,619
			Banc of America Funding Corp.
		403,229	Series 2006-3 Class 5A8
Loan Agreements - 0.5%			5.500% due 03/25/36	1,860	1,769
Avago Technologies Cayman, Ltd. Term			Series 2006-G Class 2A3
Loan B			0.327% due 07/20/36 (Ê)	903	901
3.750% due 05/06/21	3,466	3,454	Banc of America Funding Trust
Chrysler Group LLC Term Loan B			Series 2005-8 Class 1A1
3.500% due 05/24/17 (Ê)	4,004	3,981	5.500% due 01/25/36	2,925	2,955
First Data Corp. Term Loan			Series 2006-F Class 1A2
3.653% due 03/24/18 (Ê)	4,050	4,009	2.616% due 07/20/36 (Ê)	129	93
HCA, Inc. Term Loan B4			Series 2006-J Class 4A1
2.983% due 05/01/18 (Ê)	5,394	5,366	2.829% due 01/20/47 (Ê)	1	1
Hologic, Inc.Term Loan			Series 2007-2 Class TA1B
3.250% due 08/01/19 (Ê)	3,416	3,396	5.806% due 03/25/37	3	3
MacDermid, Inc. 1st Lien Term Loan			Banc of America Merrill Lynch
4.000% due 06/07/20 (Ê)	5,925	5,797	Commercial Mortgage, Inc.
Numericable U.S. LLC 1st Lien Term			Series 2005-1 Class A5
Loan B1			5.258% due 11/10/42	1,112	1,114
4.500% due 04/23/20 (Ê)	2,091	2,094	Series 2007-2 Class A4
Numericable U.S. LLC 1st Lien Term			5.612% due 04/10/49	4,700	5,094
Loan B2			Series 2008-1 Class A4
4.500% due 04/23/20 (Ê)	1,809	1,811	6.245% due 02/10/51	1,617	1,810
Sungard Availability Services Capital,			Banc of America Mortgage Securities,
Inc. Term Loan			Inc.
6.000% due 03/31/19 (Ê)	3,234	2,878	Series 2004-1 Class 5A1
TWCC Holding Corp. 2nd Lien Term			6.500% due 09/25/33	14	14
Loan			Series 2004-11 Class 2A1
7.000% due 06/26/20 (Ê)	3,000	2,939	5.750% due 01/25/35	611	621
Valeant Pharmaceuticals International,			Series 2004-F Class 1A1
Inc. 1st Lien Term Loan B			2.498% due 07/25/34 (Ê)	375	378
3.500% due 08/05/20 (Ê)	1,194	1,184	Series 2004-I Class 2A2
Visant Corp. Term Loan			2.709% due 10/25/34 (Ê)	87	87
7.000% due 09/23/21	1,415	1,394	Series 2005-H Class 2A5
		38,303	2.689% due 09/25/35 (Ê)	2,193	2,072
Mortgage-Backed Securities - 25.1%			Banc of America Mortgage Trust
Adjustable Rate Mortgage Trust			Series 2005-D Class 2A7
Series 2006-1 Class 2A1			2.645% due 05/25/35 (Ê)	1,745	1,612
3.219% due 03/25/36 (Ê)	789	590	Bank of America Commercial Mortgage
Alternative Loan Trust			Trust
Series 2005-85CB Class 2A2			5.765% due 06/10/49	2,530	2,624
5.500% due 02/25/36	16	15	Bayview Commercial Asset Trust
Series 2006-OA10 Class 3A1			Series 2008-4 Class A2
0.342% due 08/25/46 (Ê)	5,965	4,598	2.652% due 07/25/38 (Ê)(Þ)	223	243
Series 2007-15CB Class A5			BCAP LLC Trust
5.750% due 07/25/37	541	481	Series 2011-R11 Class 15A1
Series 2007-15CB Class A7			2.594% due 10/26/33 (Ê)(Þ)	4,315	4,394
6.000% due 07/25/37	1,534	1,384	Series 2011-R11 Class 20A5
Series 2007-HY6 Class A1			2.602% due 03/26/35 (Ê)(Þ)	1,789	1,814
0.362% due 08/25/47 (Ê)	7,025	5,728	Bear Stearns Adjustable Rate Mortgage
American Home Mortgage Investment			Trust
Trust			Series 2002-11 Class 1A2
Series 2007-1 Class GA1C			2.668% due 02/25/33 (Ê)	—	—
0.342% due 05/25/47 (Ê)	6,513	4,660	Series 2004-5 Class 2A
Series 2007-4 Class A2			2.953% due 07/25/34 (Ê)	866	861
0.342% due 08/25/37 (Ê)	1,444	1,408	Series 2004-10 Class 22A1
Aventura Mall Trust			2.557% due 01/25/35 (Ê)	245	245
Series 2013-AVM Class A			Series 2005-12 Class 13A1
3.743% due 12/05/32 (Þ)	260	275	5.457% due 02/25/36 (Ê)	253	227

See accompanying notes which are an integral part of the financial statements.

396 Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2007-3 Class 1A1			Series 2014-GC23 Class A4
2.933% due 05/25/47 (Ê)	2,015	1,718	3.622% due 07/10/47	7,000	7,225
Bear Stearns ARM Trust			Citigroup Mortgage Loan Trust, Inc.
Series 2003-8 Class 4A1			Series 2005-11 Class A2A
2.772% due 01/25/34 (Ê)	172	174	2.510% due 10/25/35 (Ê)	130	129
Bear Stearns Commercial Mortgage			Series 2006-AR7 Class 1A4A
Securities Trust			2.482% due 11/25/36 (Ê)	3,027	2,618
Series 2005-PW10 Class A4			Series 2007-6 Class 1A4A
5.405% due 12/11/40	1,254	1,292	2.914% due 03/25/37 (Ê)	1,451	1,029
Series 2007-PW15 Class A4			Series 2007-10 Class 2A3A
5.331% due 02/11/44	505	543	2.917% due 09/25/37 (Ê)	—	—
Series 2007-PW16 Class A4			Series 2007-10 Class 2A4A
5.707% due 06/11/40	50	55	5.823% due 09/25/37 (Ê)	—	—
Series 2007-PW17 Class A4			Series 2007-AR8 Class 2A1A
5.694% due 06/11/50	1,335	1,460	2.681% due 07/25/37 (Ê)	1,545	1,434
Bear Stearns Commercial Mortgage			Citigroup/Deutsche Bank Commercial
Securities, Inc.			Mortgage Trust
Series 2005-T20 Class E			Series 2007-CD4 Class A4
5.288% due 10/12/42	170	170	5.322% due 12/11/49	340	363
Bear Stearns Mortgage Backed Securities			Commercial Mortgage Asset Trust
Series 2005-PWR9 Class A4A			Series 1999-C1 Class D
4.871% due 09/11/42	534	545	6.900% due 01/17/32	61	60
Bear Stearns Structured Products, Inc.			Commercial Mortgage Loan Trust
Series 2007-R6 Class 1A1			Series 2008-LS1 Class A4B
2.509% due 01/26/36 (Ê)	1,656	1,317	6.040% due 12/10/49	1,579	1,711
Series 2007-R6 Class 2A1			Commercial Mortgage Pass-Through
2.555% due 12/26/46 (Ê)	1,468	1,120	Certificates
BHMS Mortgage Trust			Series 2014-CR20 Class AM
Series 2014-ATLS Class AFL			3.938% due 11/10/47	2,180	2,225
1.652% due 07/05/33 (Ê)(Þ)	1,215	1,216	Commercial Mortgage Trust
Series 2014-ATLS Class BFX			Series 2001-J2A Class E
4.241% due 07/05/33 (Þ)	3,195	3,210	6.922% due 07/16/34 (Þ)	2,100	2,322
CD Commercial Mortgage Trust			Series 2005-C6 Class AJ
Series 2005-CD1 Class C			5.209% due 06/10/44	560	575
5.226% due 07/15/44	900	921	Series 2005-GG3 Class A4
Series 2007-CD5 Class A4			4.799% due 08/10/42	10	10
5.886% due 11/15/44	625	687	Series 2006-C7 Class A4
Chase Mortgage Finance Trust			5.756% due 06/10/46	350	370
Series 2007-A1 Class 2A1			Series 2006-GG7 Class A4
2.465% due 02/25/37 (Ê)	379	378	5.819% due 07/10/38	562	595
CHL Mortgage Pass-Through Trust			Series 2007-GG11 Class A4
Series 2004-11 Class 2A1			5.736% due 12/10/49	1,345	1,472
2.061% due 07/25/34 (Ê)	2,502	2,479	Series 2007-GG11 Class AJ
Series 2004-22 Class A3			6.051% due 12/10/49	2,642	2,762
2.431% due 11/25/34 (Ê)	1,042	987	Series 2010-RR1 Class GEA
Series 2005-17 Class 1A6			5.543% due 12/11/49 (Þ)	7,300	7,691
5.500% due 09/25/35	1,115	1,089	Series 2012-CR4 Class A3
Series 2006-1 Class A2			2.853% due 10/15/45	763	755
6.000% due 03/25/36	556	510	Series 2013-CR7 Class A4
Series 2006-21 Class A8			3.213% due 03/10/46	270	273
5.750% due 02/25/37	2,652	2,504	Series 2013-CR9 Class A3
Series 2007-9 Class A11			4.022% due 07/10/45	320	341
5.750% due 07/25/37	3,479	3,249	Series 2013-CR9 Class A4
Citicorp Mortgage Securities Trust			4.236% due 07/10/45	760	827
Series 2006-3 Class 1A4			Series 2014-CR14 Class A3
6.000% due 06/25/36	3,756	3,897	3.955% due 02/10/47	455	481
Citigroup Commercial Mortgage Trust			Series 2014-CR14 Class A4
Series 2006-C4 Class A3
5.779% due 03/15/49	124	131	4.236% due 02/10/47	3,761	4,074
Series 2008-C7 Class A4			Series 2014-KY0 Class F
6.133% due 12/10/49	1,100	1,219	3.654% due 06/11/27	2,180	2,175
Series 2009-RR1 Class MA4A			Series 2014-UBS2 Class A5
5.485% due 03/17/51 (Þ)	400	433	3.961% due 03/10/47	315	333
			Series 2014-UBS4 Class A5
			3.694% due 08/10/47	375	386

			See accompanying notes which are an integral part of the financial statements.

				Russell Strategic Bond Fund 397

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2014-UBS5 Class A4			4.000% due 2020	6	7
3.838% due 09/10/47	3,165	3,298	4.250% due 2020	7,249	7,995
Countrywide Alternative Loan Trust			4.338% due 2020	6,093	6,779
6.000% due 05/25/36	3,816	3,333	4.772% due 2020	2,449	2,732
Countrywide Home Loan Mortgage Pass-
Through Trust			3.000% due 2021	216	226
Series 2005-HYB9 Class 3A2A			3.400% due 2021	17,700	18,601
2.313% due 02/20/36 (Ê)	—	—	3.500% due 2021	371	393
Series 2007-4 Class 1A10			3.840% due 2021	5,956	6,489
6.000% due 05/25/37	6,138	5,542	3.890% due 2021	1,892	2,053
Countrywide Home Loans, Inc.			5.500% due 2021	139	151
Series 2003-46 Class 1A1			2.820% due 2022	2,555	2,600
2.612% due 01/19/34	4,746	4,742
Series 2006-14 Class A4			3.000% due 2022	245	256
6.250% due 09/25/36	3,404	3,167	5.000% due 2022	1,590	1,699
Credit Suisse Commercial Mortgage			5.500% due 2022	551	603
Trust			4.500% due 2023	79	86
Series 2007-C1 Class A3			5.500% due 2023	1,114	1,221
5.383% due 02/15/40	4,706	5,028	4.000% due 2024	91	97
Credit Suisse First Boston Mortgage			5.500% due 2024	784	863
Securities Corp.
Series 2004-C5 Class B			7.500% due 2024	2	2
4.929% due 11/15/37	3,730	3,728	10.000% due 2024	3	4
Series 2005-9 Class 2A1			4.000% due 2025	3,485	3,725
5.500% due 10/25/35	2,870	2,785	4.500% due 2025	2,235	2,401
Series 2005-C2 Class A3			4.500% due 2025	65	71
4.691% due 04/15/37	620	621	5.500% due 2025	134	148
Series 2005-C2 Class AMFX			3.500% due 2026	2,621	2,774
4.877% due 04/15/37	1,145	1,154	4.000% due 2026	8,134	8,714
Series 2005-C3 Class AJ			4.500% due 2026	214	242
4.771% due 07/15/37	695	705
Series 2005-C6 Class B			5.500% due 2026	227	254
5.230% due 12/15/40	2,415	2,487	9.000% due 2026	6	7
Credit Suisse Mortgage Capital			3.000% due 2027	2,829	2,943
Certificates			3.500% due 2027	3,817	4,043
Series 2007-2 Class 3A4			4.500% due 2027	4,420	4,787
5.500% due 03/25/37	3,252	3,107	4.500% due 2027	713	807
Credit Suisse Mortgage Trust			5.500% due 2027	81	90
3.250% due 08/27/36	3,290	3,133	7.000% due 2028	45	51
CSMC Trust
Series 2014-USA Class A2			6.500% due 2029	53	60
3.953% due 09/15/37 (Å)	3,905	4,081	7.000% due 2029	470	557
DBCCRE Mortgage Trust			7.500% due 2029	7	8
Series 2014-ARCP Class C			8.500% due 2029	2	2
4.935% due 01/10/34 (Å)	2,495	2,633	6.500% due 2030	78	88
DBUBS Mortgage Trust			7.000% due 2030	150	168
Series 2011-LC3A Class A2
3.642% due 08/10/44	5,255	5,458	8.000% due 2030	70	87
Deutsche Alt-A Securities Mortgage			8.500% due 2030	73	83
Loan Trust			9.500% due 2030	29	34
Series 2007-OA4 Class 1A1A			4.000% due 2031	2,361	2,533
0.342% due 08/25/47 (Ê)	4,619	3,805	6.500% due 2031	131	151
Series 2007-OA5 Class A1A			7.000% due 2031	316	373
0.352% due 08/25/47 (Ê)	3,058	2,612	7.500% due 2031	25	29
DSLA Mortgage Loan Trust			8.500% due 2031	147	165
Series 2007-AR1 Class 2A1A
0.297% due 04/19/47 (Ê)	7,339	6,036	3.500% due 2032	10,490	11,023
Extended Stay America Trust			6.500% due 2032	171	202
Series 2013-ESH7 Class A27			7.000% due 2032	796	922
2.958% due 12/05/31 (Þ)	3,845	3,903	7.500% due 2032	19	22
Fannie Mae			8.500% due 2032	14	17
10.000% due 2018	4	5	2.340% due 2033(Ê)	163	165
5.000% due 2019	246	263	3.000% due 2033	6,132	6,279
3.763% due 2020	6,189	6,683	3.500% due 2033	5,707	5,979

See accompanying notes which are an integral part of the financial statements.

398 Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
6.500% due 2033	154	175	Series 2002-320 Class 2
7.000% due 2033	356	401	Interest Only STRIP
2.249% due 2034(Ê)	601	642	7.000% due 04/25/32	10	2
			Series 2003-339 Class 23
2.263% due 2034(Ê)	108	114	Interest Only STRIP
2.307% due 2034(Ê)	311	331	5.000% due 06/25/18	391	24
4.500% due 2034	1,243	1,398	Series 2003-343 Class 6
5.500% due 2034	79	88	Interest Only STRIP
6.500% due 2034	342	400	5.000% due 10/25/33	620	111
7.000% due 2034	43	51	Series 2003-345 Class 18
2.099% due 2035(Ê)	677	729	Interest Only STRIP
			4.500% due 12/25/18	1,025	62
2.135% due 2035(Ê)	1,005	1,080	Series 2003-345 Class 19
2.250% due 2035(Ê)	698	739	Interest Only STRIP
4.500% due 2035	936	1,067	4.500% due 01/25/19	1,119	68
5.500% due 2035	910	1,022	Series 2005-365 Class 12
7.000% due 2035	36	39	Interest Only STRIP
7.500% due 2035	345	420	4.500% due 12/25/35	2,212	352
2.192% due 2036(Ê)	7	7	Series 2006-369 Class 8
			Interest Only STRIP
4.000% due 2036	80	85	5.500% due 04/25/36	328	53
5.500% due 2036	670	727	Fannie Mae Grantor Trust
7.000% due 2036	89	97	Series 1999-T2 Class A1
4.000% due 2037	83	88	7.500% due 01/19/39	37	41
4.500% due 2037	1,742	1,956	Series 2001-T4 Class A1
5.500% due 2037	1,647	1,812	7.500% due 07/25/41	1,590	1,897
6.500% due 2037	326	370	Series 2001-T8 Class A2
4.500% due 2038	1,127	1,225	9.500% due 07/25/41	101	123
			Series 2001-T10 Class A2
4.500% due 2038	2,066	2,321	7.500% due 12/25/41	2,313	2,677
5.500% due 2038	556	621	Series 2002-T19 Class A1
6.500% due 2038	310	352	6.500% due 07/25/42	323	369
4.500% due 2039	933	1,077	Series 2004-T1 Class 1A2
4.500% due 2039	993	1,079	6.500% due 01/25/44	16	19
6.500% due 2039	168	191	Fannie Mae REMICS
4.500% due 2040	361	392	Series 1996-46 Class ZA
4.000% due 2041	18,728	19,984	7.500% due 11/25/26	91	103
4.500% due 2041	16,717	18,150	Series 1997-68 Class SC
			8.343% due 05/18/27 (Å)(Ê)	30	8
4.500% due 2041	2,215	2,510	Series 1999-56 Class Z
5.000% due 2041	22,973	25,473	7.000% due 12/18/29	333	377
4.500% due 2042	1,191	1,292	Series 2001-4 Class SA
3.500% due 2043	11,974	12,397	7.397% due 02/17/31 (Ê)	20	2
15 Year TBA(Ï)			Series 2002-57 Class PG
2.000%	2,550	2,526	5.500% due 09/25/17	741	777
2.500%	39,955	40,542	Series 2003-25 Class IK
3.000%	6,700	6,948	7.000% due 04/25/33 (Å)	89	15
3.500%	9,490	10,010	Series 2003-32 Class UI
30 Year TBA(Ï)			6.000% due 05/25/33 (Å)	71	15
2.500%	1,625	1,568	Series 2003-33 Class IA
3.000%	129,420	129,444	6.500% due 05/25/33 (Å)	451	81
3.500%	25,200	26,387	Series 2003-35 Class FY
			0.552% due 05/25/18 (Ê)	628	630
4.500%	270,975	286,284	Series 2003-35 Class IU
2.830% due 06/01/22	2,365	2,407	6.000% due 05/25/33 (Å)	86	18
Series 1997-281 Class 2			Series 2003-35 Class UI
Interest Only STRIP			6.500% due 05/25/33 (Å)	97	17
9.000% due 11/25/26	22	5	Series 2003-64 Class JI
Series 2000-306			6.000% due 07/25/33 (Å)	60	11
Interest Only STRIP
8.000% due 05/25/30 (Å)	22	4	Series 2004-70 Class EB
Series 2001-317 Class 2			5.000% due 10/25/24	1,036	1,125
Interest Only STRIP			Series 2005-110 Class MB
8.000% due 12/25/31	32	7	5.500% due 09/25/35	385	417

			See accompanying notes which are an integral part of the financial statements.
				Russell Strategic Bond Fund 399

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-117 Class LC			Series 2002-42 Class A6
5.500% due 11/25/35	2,913	3,172	9.500% due 02/25/42	54	67
Series 2006-22 Class CE			Series 2003-56 Class A5
4.500% due 08/25/23	996	1,072	5.231% due 05/25/43	2,042	2,265
Series 2006-118 Class A1			Series 2003-58 Class 2A
0.212% due 12/25/36 (Ê)	81	79	6.500% due 09/25/43	173	198
Series 2007-73 Class A1			First Horizon Asset Securities, Inc.
0.212% due 07/25/37 (Ê)	825	800	Series 2005-AR4 Class 2A1
Series 2009-39 Class LB			2.564% due 10/25/35 (Ê)	1,846	1,613
4.500% due 06/25/29	1,468	1,567	First Union National Bank-Bank of
Series 2009-70 Class PS			America NA Commercial Mortgage
Interest Only STRIP			Trust
6.598% due 01/25/37 (Ê)	15,675	2,420	Series 2001-C1 Class IO1
Series 2009-71 Class MB			1.692% due 03/15/33 (Å)	2,390	4
4.500% due 09/25/24	1,573	1,691	Four Times Square Trust Commercial
Series 2009-96 Class DB			Mortgage Pass-Through Certificates
4.000% due 11/25/29	5,089	5,467	Series 2006-4TS Class A
Series 2010-95 Class S			5.401% due 12/13/28 (Þ)	370	420
6.448% due 09/25/40 (Ê)	13,866	2,732	Freddie Mac
Series 2013-111 Class PL			8.500% due 2017	5	5
2.000% due 12/25/42	3,641	3,277	8.000% due 2020	21	23
Fannie Mae Whole Loan			10.000% due 2020	6	7
Series 2003-W1 Class 2A			11.000% due 2020	4	4
6.584% due 12/25/42	68	80	10.500% due 2021	6	6
Series 2003-W4 Class 4A			8.500% due 2025	10	11
7.040% due 10/25/42	26	30	4.000% due 2026	2,290	2,452
Series 2004-W2 Class 2A2
7.000% due 02/25/44	2,122	2,451	3.500% due 2027	4,407	4,664
Series 2004-W9 Class 2A1			7.000% due 2027	51	57
6.500% due 02/25/44	145	165	8.500% due 2027	56	67
Series 2004-W11 Class 1A2			7.500% due 2030	50	58
6.500% due 05/25/44	313	365	8.500% due 2030	20	23
Fannie Mae-Aces			6.500% due 2031	172	201
0.505% due 08/25/18	4,917	4,914	8.000% due 2031	4	5
Series 2012-M12 Class 1A			7.000% due 2032	56	64
2.840% due 08/25/22	6,827	6,943	2.361% due 2033(Ê)	173	185
Series 2012-M15 Class A			2.380% due 2034(Ê)	391	418
2.656% due 10/25/22	7,126	7,152
Series 2014-M12 Class FA			2.460% due 2034(Ê)	3	3
0.453% due 10/25/21 (Ê)	6,635	6,667	5.000% due 2035	81	90
FDIC Guaranteed Notes Trust			4.000% due 2036	172	183
Series 2010-S1 Class 1A			5.500% due 2038	19,597	22,325
0.703% due 02/25/48 (Ê)(Þ)	916	916	6.000% due 2038	3,350	3,796
FDIC Trust			6.500% due 2038	42	47
Series 2010-R1 Class A			4.500% due 2039	9,009	9,943
2.184% due 05/25/50 (Þ)	1,183	1,191	5.500% due 2039	2,045	2,282
Series 2011-R1 Class A
2.672% due 07/25/26 (Þ)	4,744	4,866	4.000% due 2040	10,958	11,762
Federal Home Loan Mortgage Corp.			4.500% due 2040	5,490	6,060
Multifamily Structured Pass-Through			5.500% due 2040	3,456	3,858
Certificates			4.000% due 2041	11,004	11,782
Series 2011-K702 Class X1			3.000% due 2042	3,628	3,637
Interest Only STRIP			4.000% due 2044	23,186	24,739
1.528% due 02/25/18	60,308	2,655	15 Year TBA(Ï)
Series 2012-K501 Class X1A			2.500%	7,650	7,755
Interest Only STRIP
1.717% due 08/25/16	36,943	827	3.000%	11,350	11,753
Series 2013-K032 Class A2			30 Year TBA(Ï)
3.310% due 05/25/23	6,890	7,193	3.000%	14,500	14,511
Series 2014-K715 Class A2			3.500%	15,125	15,612
2.856% due 01/25/21	2,460	2,530	4.000%	25,250	26,787
Federal Home Loan Mortgage Corp.			5.000%	7,450	8,232
Structured Pass-Through Securities			6.000%	6,800	7,682

Freddie Mac Mortgage Trust

See accompanying notes which are an integral part of the financial statements.

400 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2010-K7 Class B			10.500% due 2016	1	2
5.435% due 04/25/20 (Þ)	5,700	6,367	11.000% due 2020	4	4
Freddie Mac REMICS			10.500% due 2021	10	11
Series 1994-1730 Class Z
7.000% due 05/15/24	108	123	10.000% due 2022	17	19
Series 1999-2129 Class SG			10.000% due 2025	21	24
6.847% due 06/17/27 (Ê)	567	134	8.000% due 2030	102	118
Series 2000-2247 Class SC			7.500% due 2031	15	15
7.347% due 08/15/30 (Ê)	18	4	7.500% due 2032	7	8
Series 2002-2463 Class SJ			5.500% due 2034	31	35
7.847% due 03/15/32 (Ê)	54	14	5.500% due 2035	4,772	5,373
Series 2003-2610 Class UI			5.500% due 2036	53	59
6.500% due 05/15/33 (Å)	14	2	5.500% due 2037	66	73
Series 2003-2621 Class QH			5.500% due 2038	55	61
5.000% due 05/15/33	947	1,039
Series 2003-2624 Class QH			4.500% due 2039	14,528	15,861
5.000% due 06/15/33	902	990	5.000% due 2039	8,625	9,560
Series 2003-2649 Class IM			4.500% due 2040	13,025	14,253
7.000% due 07/15/33 (Å)	112	21	5.000% due 2040	1,478	1,638
Series 2003-2697 Class LG			4.500% due 2041	5,115	5,596
4.500% due 10/15/23	486	521	4.500% due 2042	434	474
Series 2003-2725 Class TA			3.000% due 2043	8,538	8,713
4.500% due 12/15/33	1,300	1,449	30 Year TBA(Ï)
Series 2006-3123 Class HT			4.000%	13,650	14,564
5.000% due 03/15/26	2,113	2,269	6.000%	22,450	25,319
Series 2006-3150 Class EQ			Ginnie Mae II
5.000% due 05/15/26	1,486	1,627	3.500% due 2040(Ê)	9,412	9,926
Series 2006-R006 Class ZA			4.000% due 2040(Ê)	3,382	3,620
6.000% due 04/15/36	2,701	3,045	5.390% due 2059	3,358	3,570
Series 2007-3335 Class FT
0.303% due 08/15/19 (Ê)	907	909	4.700% due 2061	7,890	8,512
Series 2007-3345 Class FP			4.810% due 2061	7,734	8,376
0.353% due 11/15/36 (Ê)	616	617	4.564% due 2062	6,121	6,729
Series 2007-3345 Class PF			4.845% due 2062	1,609	1,750
0.333% due 05/15/36 (Ê)	704	705	5.065% due 2062	2,717	2,958
Series 2009-3558 Class G			4.652% due 2063	957	1,058
4.000% due 08/15/24	150	163	4.661% due 2063	428	473
Series 2010-3704 Class DC			30 Year TBA(Ï)
4.000% due 11/15/36	1,479	1,576	3.000%	12,355	12,587
Series 2011-3927 Class PC			3.500%	23,500	24,585
4.500% due 09/15/41	6,800	7,713	4.000%	15,490	16,494
Series 2011-3963 Class JB			GMAC Commercial Mortgage Securities,
4.500% due 11/15/41	3,500	3,902	Inc.Trust
Freddie Mac Strips			Series 2006-C1 Class A4
Series 1998-191			5.238% due 11/10/45	322	332
8.000% due 01/01/28 (Å)	20	5	GMACM Mortgage Loan Trust
Series 1998-194			Series 2005-AR2 Class 4A
6.500% due 04/01/28 (Å)	59	8	4.590% due 05/25/35 (Ê)	2,186	2,100
Series 2001-212			Government National Mortgage
6.000% due 05/01/31 (Å)	56	14	Association
Series 2001-215			Series 1999-27 Class SE
8.000% due 06/15/31 (Å)	54	11	8.448% due 08/16/29 (Ê)	78	23
Gabs Dynegy Danskammer			Series 2001-46 Class SA
Class B			7.428% due 09/16/31 (Ê)	10	2
7.670% due 11/08/16 (Ø)	7,845	—	Series 2002-27 Class SA
GE Capital Commercial Mortgage Corp.			7.848% due 05/16/32 (Ê)	17	4
Series 2005-C3 Class F			Series 2010-14 Class A
5.158% due 07/10/45 (Þ)	2,591	2,619	4.500% due 06/16/39	1,018	1,092
Series 2005-C4 Class A4			Series 2010-74
5.312% due 11/10/45	360	368	Interest Only STRIP
Ginnie Mae I			0.430% due 03/16/50	24,787	588
10.500% due 2015	2	2	Series 2010-124 Class C
7.000% due 2016	—	1	3.392% due 03/16/45	1,875	1,939

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 401

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2010-H04 Class BI			Series 2013-GC13 Class XA
Interest Only STRIP			Interest Only STRIP
1.386% due 04/20/60	13,848	695	0.317% due 07/10/46	8,831	105
Series 2010-H12 Class PT			Series 2014-GC20 Class A3
5.470% due 11/20/59	5,080	5,396	3.680% due 04/10/47	705	737
Series 2010-H22 Class JI			Series 2014-GC20 Class D
Interest Only STRIP			4.867% due 04/10/47 (Þ)	460	434
2.499% due 11/20/60	22,711	2,264	GSMPS Mortgage Loan Trust
Series 2011-67 Class B			Series 1998-1 Class A
3.863% due 10/16/47	2,665	2,791	8.000% due 09/19/27 (Þ)	66	67
Series 2011-H02 Class BI			Series 1998-3 Class A
Interest Only STRIP			7.750% due 09/19/27 (Þ)	53	56
0.411% due 02/20/61	20,181	353	Series 1999-3 Class A
Series 2012-70			8.000% due 08/19/29 (Þ)	174	171
Interest Only STRIP			Series 2005-RP1 Class 1A4
0.967% due 08/16/52	50,298	3,124	8.500% due 01/25/35 (Þ)	546	590
Series 2012-78			Series 2006-RP1 Class 1A2
Interest Only STRIP			7.500% due 01/25/36 (Þ)	1,139	1,151
1.046% due 06/16/52	41,984	2,847	Series 2006-RP1 Class 1A3
Series 2012-95			8.000% due 01/25/36 (Þ)	1,221	1,272
Interest Only STRIP			GSR Mortgage Loan Trust
0.980% due 02/16/53	11,076	841	Series 2005-AR7 Class 6A1
Series 2012-99 Class CI			4.989% due 11/25/35 (Ê)	698	686
Interest Only STRIP			Series 2006-2F Class 2A17
1.054% due 10/16/49	21,352	1,556	5.750% due 02/25/36	13	12
Series 2012-100			Series 2006-3F Class 2A3
Interest Only STRIP
0.827% due 08/16/52	36,536	2,279	5.750% due 03/25/36	—	—
Series 2012-H11 Class CI			Series 2007-AR1 Class 2A1
Interest Only STRIP			2.721% due 03/25/47	3,926	3,419
2.904% due 04/20/62	21,359	2,123	HarborView Mortgage Loan Trust
Series 2012-H23 Class FI			Series 2005-4 Class 3A1
Interest Only STRIP			2.613% due 07/19/35 (Ê)	2,493	2,265
0.792% due 10/20/62	22,126	624	Hilton USA Trust
Series 2013-H03 Class HI			Series 2013-HLF Class DFL
Interest Only STRIP			2.902% due 11/05/30 (Ê)(Þ)	210	210
2.588% due 12/20/62	14,315	1,530	Series 2013-HLT Class EFX
Series 2013-H06 Class HI			5.609% due 11/05/30 (Þ)	5,000	5,094
Interest Only STRIP			IndyMac INDA Mortgage Loan Trust
2.932% due 01/20/63	31,874	3,133	Series 2007-AR1 Class 1A1
Series 2013-H07 Class JL			2.822% due 03/25/37 (Ê)	2,422	2,248
Interest Only STRIP			IndyMac INDX Mortgage Loan Trust
2.635% due 03/20/63	33,907	3,943	Series 2004-AR11 Class 2A
Granite Master Issuer PLC			2.544% due 12/25/34 (Ê)	68	62
Series 2005-2 Class A6			Series 2005-AR25 Class 1A21
0.417% due 12/20/54 (Ê)	2,130	2,130	4.838% due 12/25/35 (Ê)	580	465
GreenPoint Mortgage Funding Trust			Series 2006-AR4 Class A1A
Series 2005-AR5 Class 1A1			0.365% due 05/25/46 (Ê)	4,315	3,668
0.422% due 11/25/45 (Ê)	160	125	Series 2006-AR6 Class 2A1A
Greenpoint Mortgage Pass-Through			0.352% due 06/25/47 (Ê)	8,014	6,132
Certificates			Series 2006-AR8 Class A3A
Series 2003-1 Class A1			0.382% due 07/25/46 (Ê)	7,682	5,960
2.795% due 10/25/33 (Ê)	509	498	Series 2006-FLX1 Class A1
GS Mortgage Securities Corp. II			0.362% due 11/25/36 (Ê)	1,196	1,046
Series 2011-GC5 Class A4			JPMorgan Alternative Loan Trust
3.707% due 08/10/44	7,580	8,021	Series 2006-A2 Class 3A1
GS Mortgage Securities Trust			2.562% due 05/25/36 (Ê)	3,996	3,247
Series 2007-GG10 Class A4			JPMorgan Chase Commercial Mortgage
5.797% due 08/10/45	470	514	Securities Trust
Series 2011-GC5 Class A2			3.461% due 07/15/47	1,430	1,481
2.999% due 08/10/44	6,500	6,706	5.464% due 01/15/49	1,045	1,097
Series 2011-GC5 Class XA			Series 2003-C1 Class D
Interest Only STRIP			5.192% due 01/12/37	640	641
1.695% due 08/10/44 (Þ)	1,718	105	Series 2004-LN2 Class B
			5.199% due 07/15/41	1,550	1,590

See accompanying notes which are an integral part of the financial statements.

402 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-CB12 Class AJ			Series 2005-C3 Class B
4.987% due 09/12/37	1,440	1,468	4.895% due 07/15/40	1,390	1,409
Series 2005-CB13 Class A4			Series 2007-C1 Class AJ
5.244% due 01/12/43	686	708	5.484% due 02/15/40	3,840	3,996
Series 2006-LDP8 Class A4			Series 2007-C1 Class AM
5.399% due 05/15/45	180	191	5.455% due 02/15/40	2,570	2,763
Series 2007-C1 Class A4			Series 2007-C2 Class A3
5.716% due 02/15/51	538	586	5.430% due 02/15/40	340	368
Series 2007-CB19 Class A4			Series 2007-C6 Class A4
5.703% due 02/12/49	1,350	1,468	5.858% due 07/15/40	1,015	1,076
Series 2007-LDPX Class A3			Series 2007-C7 Class A3
5.420% due 01/15/49	189	204	5.866% due 09/15/45	331	368
Series 2008-C2 Class A4FL			Series 2007-C7 Class AJ
1.653% due 02/12/51 (Ê)	1,407	1,411	6.249% due 09/15/45	4,830	5,108
Series 2009-IWST Class C			Lehman XS Trust
7.445% due 12/05/27 (Þ)	2,020	2,467	Series 2005-9N Class 1A1
Series 2011-C3 Class A3			0.422% due 02/25/36 (Ê)	2,617	2,247
4.388% due 02/15/46 (Þ)	5,915	6,399	Mastr Adjustable Rate Mortgages Trust
Series 2012-C8 Class A3			Series 2004-10 Class 2A2
2.829% due 10/15/45	480	476	3.020% due 10/25/34 (Ê)	6	3
Series 2012-C8 Class E			Series 2005-1 Class B1
4.667% due 10/15/45 (Þ)	100	99	3.333% due 03/25/35 (Ê)	772	73
Series 2013-C10 Class A5			Series 2006-2 Class 4A1
3.143% due 12/15/47	5,000	5,032	2.628% due 02/25/36 (Ê)	876	861
Series 2014-C23 Class XA			Series 2007-HF2 Class A1
Interest Only STRIP			0.462% due 09/25/37 (Ê)	4,222	3,854
0.890% due 09/15/47	4,978	263	Mastr Reperforming Loan Trust
Series 2014-FBLU Class C			Series 2005-1 Class 1A3
2.154% due 12/15/28 (Ê)(Þ)	2,435	2,431	7.000% due 08/25/34 (Þ)	424	434
JPMorgan Mortgage Trust			Series 2005-2 Class 1A4
Series 2004-A2 Class 3A1			8.000% due 05/25/35 (Þ)	872	931
2.468% due 05/25/34 (Ê)	430	425	Merrill Lynch Mortgage Investors Trust
Series 2005-A1 Class 6T1			Series 2005-A10 Class A
2.640% due 02/25/35 (Ê)	111	109	0.362% due 02/25/36 (Ê)	423	387
Series 2005-A4 Class 1A1			Merrill Lynch Mortgage Trust
5.296% due 07/25/35 (Ê)	574	576	Series 2005-CIP1 Class AJ
Series 2005-A8 Class 1A1			5.137% due 07/12/38	270	277
5.040% due 11/25/35 (Ê)	1,475	1,398	Series 2005-CIP1 Class AM
Series 2005-S3 Class 1A2			5.107% due 07/12/38	6,370	6,522
5.750% due 01/25/36	101	94	Series 2006-C2 Class AM
Series 2006-A2 Class 2A1			5.782% due 08/12/43	1,400	1,494
2.646% due 04/25/36 (Ê)	119	107	Series 2008-C1 Class A4
Series 2006-A6 Class 1A2			5.690% due 02/12/51	4,611	5,069
2.535% due 10/25/36 (Ê)	767	682	MLCC Mortgage Investors, Inc.
Series 2007-A1 Class 5A2			Series 2005-3 Class 5A
2.594% due 07/25/35 (Ê)	162	164	0.402% due 11/25/35 (Ê)	729	686
Series 2007-A1 Class B1			ML-CFC Commercial Mortgage Trust
			Series 2007-5 Class A4
2.552% due 07/25/35 (Ê)	77	22	5.378% due 08/12/48	821	879
Series 2007-A4 Class 3A3			Series 2007-5 Class AM
5.583% due 06/25/37 (Ê)	1,604	1,460	5.419% due 08/12/48	350	368
Series 2007-S3 Class 1A8			Morgan Stanley Bank of America Merrill
6.000% due 08/25/37	10	9	Lynch Trust
Series 2007-S3 Class 1A96			Series 2013-C7 Class A4
6.000% due 08/25/37	1	1	2.918% due 02/15/46	7,060	6,999
Series 2007-S3 Class 1A97			Series 2013-C8 Class A4
6.000% due 08/25/37	2	2	3.134% due 12/15/48	3,530	3,540
JPMorgan Trust Re-REMIC			Series 2014-C17 Class A5
1.850% due 01/26/37	5,816	4,593	3.741% due 08/15/47	325	337
LB-Commercial Mortgage Trust			Morgan Stanley Capital I Trust
Series 2007-C3 Class AJ			5.676% due 03/12/44	1,405	1,421
5.903% due 07/15/44	2,440	2,464	Series 2001-C2 Class A2
LB-UBS Commercial Mortgage Trust			3.476% due 06/15/44	5,000	5,176
Series 2005-C2 Class AJ
5.205% due 04/15/30	2,585	2,626

			See accompanying notes which are an integral part of the financial statements.

				Russell Strategic Bond Fund 403

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-HQ6 Class A4A			Series 2013-1R Class 3A12
4.989% due 08/13/42	1,171	1,181	0.314% due 10/26/36 (Ê)(Þ)	2,482	1,880
Series 2005-HQ6 Class D			NorthStar Mortgage Trust
5.202% due 08/13/42	685	694	Series 2012-1 Class A
Series 2006-IQ11 Class A4			1.355% due 08/25/29 (Ê)(Þ)	542	542
5.656% due 10/15/42	346	359	Prime Mortgage Trust
Series 2006-T21 Class D			Series 2004-CL1 Class 1A2
5.406% due 10/12/52 (Þ)	85	87	0.552% due 02/25/34 (Ê)	34	32
Series 2006-T21 Class E			Prudential Commercial Mortgage Trust
5.403% due 10/12/52	55	55	Series 2003-PWR1 Class E
Series 2007-HQ12 Class A2			5.259% due 02/11/36 (Þ)	686	685
5.592% due 04/12/49	651	659	RAMP Trust
Series 2007-IQ14 Class A2FL			Series 2004-SL1 Class A3
0.313% due 04/15/49 (Ê)	4,026	4,007	7.000% due 11/25/31	2	2
Series 2007-IQ16 Class AM			RBSCF Trust
			Series 2010-RR4 Class WBCA
6.088% due 12/12/49	6,907	7,658	5.509% due 04/16/47 (Þ)	200	210
Series 2007-T25 Class AJ
5.574% due 11/12/49	2,962	3,038	RBSSP Series Resecuritization 2010-3 Class 9A1 Trust
Series 2007-T27 Class A4			5.500% due 02/26/35 (Þ)	997	1,033
5.651% due 06/11/42	45	49	Reperforming Loan REMIC Trust
Series 2008-T29 Class AM			Series 2005-R2 Class 2A4
6.278% due 01/11/43	4,950	5,569	8.500% due 06/25/35 (Þ)	123	131
Morgan Stanley Capital I, Inc.			Residential Asset Securitization Trust
Series 2005-HQ7 Class A4			Series 2007-A5 Class 2A5
5.207% due 11/14/42	232	238	6.000% due 05/25/37	1,595	1,414
Series 2007-IQ14 Class A2			RFMSI Trust
5.610% due 04/15/49	3,341	3,358	Series 2005-SA4 Class 1A21
Series 2007-IQ14 Class A4			2.956% due 09/25/35 (Ê)	3,361	2,639
5.692% due 04/15/49	1,015	1,102	Series 2006-SA4 Class 2A1
Series 2007-IQ16 Class A4			3.501% due 11/25/36 (Ê)	476	410
5.809% due 12/12/49	536	587	Rialto Capital Management LLC
Morgan Stanley Dean Witter Capital I			Series 2014-LT5 Class A
Trust			2.850% due 05/15/24 (Þ)	888	888
Series 2001-TOP3 Class C			RREF LLC
6.790% due 07/15/33	147	153	Series 2014-LT6 Class A
Morgan Stanley Re-REMIC Trust			2.750% due 09/15/24 (Å)	1,562	1,562
Series 2009-GG10 Class A4A			Structured Adjustable Rate Mortgage
5.797% due 08/12/45 (Þ)	1,055	1,144	Loan Trust
Series 2010-GG10 Class A4A			Series 2004-12 Class 2A
5.797% due 08/15/45 (Þ)	208	225	2.414% due 09/25/34 (Ê)	6,700	6,699
Mortgage Pass-Through Certificates			Series 2004-18 Class 5A
Series 2001-CIB2 Class D			4.027% due 12/25/34	82	79
6.847% due 04/15/35	1,340	1,357	Series 2006-4 Class 6A
Mortgage-Linked Amortizing Notes			5.321% due 05/25/36	1,305	1,018
Series 2012-1 Class A10			Structured Asset Mortgage Investments
2.060% due 01/15/22	3,265	3,322	II Trust
Motel 6 Trust			Series 2004-AR7 Class A1B
Series 2012-MTL6 Class A1			0.557% due 04/19/35 (Ê)	795	757
1.500% due 10/05/25 (Þ)	2,684	2,680	Series 2005-AR5 Class A3
Series 2012-MTL6 Class A2			0.407% due 07/19/35 (Ê)	2	1
1.948% due 10/05/25 (Þ)	2,287	2,285	Series 2007-AR6 Class A1
Series 2012-MTL6 Class XA1			1.615% due 08/25/47 (Ê)	8,617	7,623
Interest Only STRIP			Thornburg Mortgage Securities Trust
3.005% due 10/05/25 (Þ)	23,310	58	Series 2005-1 Class A3
NCUA Guaranteed Notes			2.234% due 04/25/45 (Ê)	2,761	2,784
Series 2010-R1 Class 2A			Series 2007-1 Class A2B
1.840% due 10/07/20	2,583	2,602	1.452% due 03/25/37 (Ê)	2,153	1,956
Series 2010-R3 Class 3A			UBS-Barclays Commercial Mortgage
2.400% due 12/08/20	1,909	1,930	Trust
Nomura Asset Acceptance Corp.			Series 2013-C5 Class A4
Alternative Loan Trust			3.185% due 03/10/46	470	472
Series 2005-WF1 Class 2A2			Wachovia Bank Commercial Mortgage
4.786% due 03/25/35	174	179	Trust
Nomura Resecuritization Trust

See accompanying notes which are an integral part of the financial statements.

404 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2005-C17 Class G			Series 2006-6 Class 1A8
5.590% due 03/15/42	335	335	5.750% due 05/25/36	1,400	1,401
Series 2007-WHL8 Class A1			Series 2006-8 Class A15
0.233% due 06/15/20 (Ê)(Þ)	295	294	6.000% due 07/25/36	2,842	2,878
Wachovia Bank Commercial Mortgage			Series 2006-11 Class A9
Trust Series			6.500% due 09/25/36	1,279	1,263
Series 2005-C18 Class A4			Series 2006-AR1 Class 2A5
4.935% due 04/15/42	151	152	5.364% due 03/25/36 (Ê)	1,144	1,137
Series 2006-C23 Class A4			Series 2006-AR2 Class 2A1
5.418% due 01/15/45	496	513	2.615% due 03/25/36	1,138	1,133
Series 2007-C33 Class AJ			Series 2006-AR10 Class 4A1
5.941% due 02/15/51	5,100	5,360	2.610% due 07/25/36 (Ê)	2,147	1,974
Washington Mutual Mortgage Pass-			Series 2006-AR12 Class 1A1
Through Certificates			2.486% due 09/25/36 (Ê)	3,311	3,075
Series 2004-AR1 Class A			Series 2006-AR17 Class A1
2.405% due 03/25/34 (Ê)	77	77	2.612% due 10/25/36 (Ê)	6,059	5,869
Series 2004-AR13 Class A1A			Series 2007-11 Class A81
0.512% due 11/25/34 (Ê)	2,807	2,698	6.000% due 08/25/37	2,740	2,702
Series 2005-AR2 Class 2A23			Series 2007-13 Class A7
0.532% due 01/25/45 (Ê)	5,068	4,684	6.000% due 09/25/37	540	542
Series 2005-AR6 Class 2A1A			WF-RBS Commercial Mortgage Trust
0.382% due 04/25/45 (Ê)	5,986	5,724	Series 2011-C4 Class A4
Series 2005-AR13 Class A1A1			4.902% due 06/15/44 (Þ)	905	1,016
0.442% due 10/25/45 (Ê)	163	156	Series 2012-C6 Class D
Series 2006-1 Class 4CB			5.562% due 04/15/45 (Þ)	415	439
6.500% due 02/25/36	8,994	5,773	Series 2012-C8 Class A1
Series 2006-AR5 Class A1A			0.864% due 08/15/45	6,266	6,271
1.105% due 06/25/46 (Ê)	3,248	2,818	Series 2012-C8 Class A3
Series 2006-AR7 Class 2A			3.001% due 08/15/45	3,910	3,929
1.095% due 07/25/46 (Ê)	1,807	1,537	Series 2013-C15 Class A3
Series 2006-AR7 Class A1A			3.881% due 08/15/46	460	487
1.035% due 09/25/46 (Ê)	9,752	6,455	Series 2014-C19 Class A3
Series 2006-AR10 Class 1A1			3.660% due 03/15/47	1,780	1,860
2.237% due 09/25/36	5,021	4,496	Series 2014-C21 Class A2
Series 2006-AR12 Class 1A2			2.917% due 08/15/47	380	392
2.293% due 10/25/36 (Ê)	2,575	2,208	Series 2014-LC14 Class XA
Series 2006-AR16 Class 3A3			1.466% due 03/15/47	2,607	226
4.064% due 12/25/36 (Ê)	5,202	4,725			1,835,985
Series 2006-AR18 Class 3A1			Municipal Bonds - 0.8%
3.879% due 01/25/37 (Ê)	1,767	1,617	Brazos Higher Education Authority
Series 2006-AR18 Class 3A2			Revenue Bonds
3.879% due 01/25/37 (Ê)	2,099	1,922	0.584% due 12/26/24 (Ê)	1,506	1,481
Series 2007-HY2 Class 2A3			City of Houston Texas General
1.756% due 04/25/37 (Ê)	3,779	2,740	Obligation Limited
Series 2007-HY5 Class 3A1			6.290% due 03/01/32	3,410	4,262
4.603% due 05/25/37 (Ê)	5,064	4,837	City of New York New York General
Series 2007-OA2 Class 1A			Obligation Unlimited
0.815% due 03/25/47 (Ê)	5,709	4,475	5.047% due 10/01/24	2,200	2,505
Series 2007-OA3 Class 2A			6.646% due 12/01/31	1,500	1,782
0.885% due 04/25/47 (Ê)	6,053	4,978	La Paz County Industrial Development
Wells Fargo Mortgage Backed Securities			Authority Revenue Bonds
Trust			7.000% due 03/01/34	3,280	3,295
Series 2004-CC Class A1			Metropolitan Transportation Authority
2.615% due 01/25/35 (Ê)	796	799	Revenue Bonds
Series 2005-18 Class 2A10			6.089% due 11/15/40	2,800	3,613
22.176% due 01/25/36 (Ê)	558	700	Municipal Electric Authority of Georgia
Series 2005-AR7 Class 2A1			Revenue Bonds
5.027% due 05/25/35 (Ê)	2,254	2,257	6.637% due 04/01/57	4,755	6,053
Series 2005-AR8 Class 1A1			7.055% due 04/01/57	4,445	5,211
2.613% due 06/25/35 (Ê)	5,324	5,404	New York City Water & Sewer System
Series 2005-AR11 Class 1A1			Revenue Bonds
2.615% due 06/25/35 (Ê)	582	577	5.375% due 06/15/43	5,075	5,966
Series 2006-2 Class 2A3			North Texas Tollway Authority Revenue
5.500% due 03/25/36	818	784	Bonds
			See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 405

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$		or Shares		$
6.718% due 01/01/49		1,100	1,530	Intesa Sanpaolo SpA
Port Authority of New York & New				2.000% due 06/18/21	EUR	2,025	2,625
Jersey Revenue Bonds				Ireland Government Bond
4.458% due 10/01/62		4,175	4,206	3.400% due 03/18/24	EUR	560	803
South Carolina Student Loan Corp.				5.400% due 03/13/25	EUR	7,850	12,992
Revenue Bonds				Malaysia Government Bond
0.354% due 12/01/20 (Ê)		2,233	2,219	4.181% due 07/15/24	MYR	17,700	5,518
State of California General Obligation				Series 0113
Unlimited				3.172% due 07/15/16	MYR	5,430	1,642
5.700% due 11/01/21		920	1,073	Series 1/06
6.650% due 03/01/22		945	1,169	4.262% due 09/15/16	MYR	13,889	4,281
State of Illinois General Obligation				Mexican Bonos
Unlimited				Series M 20
4.350% due 06/01/18		805	843	7.500% due 06/03/27	MXN	137,403	11,274
4.950% due 06/01/23		2,340	2,444	Series M 30
5.100% due 06/01/33		2,720	2,667	10.000% due 11/20/36	MXN	104,940	10,687
7.350% due 07/01/35		4,100	4,768	Series M
University of California Revenue Bonds				8.000% due 06/11/20	MXN	136,550	11,487
4.601% due 05/15/31		3,085	3,343	7.750% due 05/29/31	MXN	79,000	6,540
			58,430	New Zealand Government Bond
Non-US Bonds - 4.3%				3.000% due 04/15/20	NZD	8,521	6,360
Achmea BV				2.000% due 09/20/25	NZD	4,460	3,465
2.500% due 11/19/20	EUR	2,800	3,765	Series 423
Australia Government Bond				5.500% due 04/15/23	NZD	7,040	6,067
4.500% due 04/21/33	AUD	13,790	13,355	Series 521
Series 120				6.000% due 05/15/21	NZD	28,485	24,846
6.000% due 02/15/17	AUD	12,169	11,532	Norway Government Bond
Series 126				3.000% due 03/14/24	NOK	24,180	3,872
4.500% due 04/15/20	AUD	19,930	18,957	Series 472
Series 133				4.250% due 05/19/17	NOK	93,396	14,880
5.500% due 04/21/23	AUD	7,910	8,139	Peru Government Bond
Barclays Bank PLC				7.840% due 08/12/20	PEN	22,030	8,729
6.000% due 01/14/21	EUR	1,225	1,850	Pohjola Bank PLC
Brazil Notas do Tesouro Nacional				5.750% due 02/28/22	EUR	1,650	2,615
Series NTNB				Poland Government Bond
6.000% due 05/15/45	BRL	5,401	5,577	Series 0417
6.000% due 08/15/50	BRL	4,990	5,099	4.750% due 04/25/17	PLN	21,410	6,806
Series NTNF				Series 1019
10.000% due 01/01/17	BRL	11,926	4,757	5.500% due 10/25/19	PLN	29,620	10,231
10.000% due 01/01/23	BRL	17,651	6,604	Republic of Portugal
Casino Guichard Perrachon SA				3.875% due 02/15/30	EUR	1,655	2,049
2.798% due 08/05/26	EUR	2,700	3,433	Silenus European Loan Conduit NO 25,
				Ltd.
CRH Finland Services OYJ				Series 2007-25X Class A
2.750% due 10/15/20	EUR	725	981	0.348% due 05/15/19 (Ê)	EUR	47	58
Danska Bank A/S
2.750% due 05/19/26	EUR	2,100	2,696	South Series Africa R203 Government Bond
Emirates Telecommunication Corp.				8.250% due 09/15/17	ZAR	42,480	4,002
2.750% due 06/18/26	EUR	2,225	2,928	Series R214
European Financial Stability Facility				6.500% due 02/28/41	ZAR	149,240	10,529
1.625% due 07/17/20	EUR	7,550	10,098	Standard Life PLC
European Investment Bank				5.314% due 12/31/49 (ƒ)	EUR	2,400	3,008
Series EMTn
1.375% due 09/15/21	EUR	5,725	7,576	Titulos De Tesoreria B Bonds
FADE - Fondo de Amortizacion del				10.000% due 07/24/24	COP	24,678,800	14,869
Deficit Electrico							316,636
2.250% due 12/17/16	EUR	5,600	7,238	United States Government Agencies - 0.4%
FGA Capital Ireland Co.				Fannie Mae
2.875% due 01/26/18	EUR	1,420	1,838	5.000% due 05/11/17		100	110
Housing Financing Fund				5.375% due 06/12/17		2,900	3,232
Series 2				Federal Farm Credit Bank
3.750% due 04/15/34	ISK	368,582	3,151	0.176% due 09/14/16		6,330	6,334
Series 3				Federal Home Loan Banks
3.750% due 06/15/44	ISK	780,088	6,827	0.375% due 06/24/16		6,850	6,839

See accompanying notes which are an integral part of the financial statements.

406 Russell Strategic Bond Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Federal Home Loan Mortgage Corp.
1.000% due 03/08/17	5,100	5,131	Preferred Stocks - 0.2%
Series 1
1.000% due 07/28/17	7,000	7,012	Financial Services - 0.1%
Federal National Mortgage Association			XLIT, Ltd.	3,585		2,989
1.250% due 01/30/17	1,000	1,012
0.875% due 08/28/17	1,200	1,197	Technology - 0.1%
		30,867	Verizon Communications, Inc.	260,200		6,739
United States Government Treasuries - 20.1%
United States Treasury Inflation Indexed			Total Preferred Stocks
Bonds			(cost $9,536)			9,728
0.125% due 04/15/16	13,788	13,942
0.125% due 04/15/17	6,106	6,201
1.250% due 07/15/20	202	216	Options Purchased - 0.0%
0.125% due 01/15/22	262	258	(Number of Contracts)
			Swaptions
0.125% due 07/15/24	5,279	5,134	(Fund Receives/Fund Pays)
1.375% due 02/15/44	17,871	19,706	USD 4.500%/USD Three Month LIBOR
United States Treasury Notes			Mar 2018 0.00 Put (2)	21,630	(ÿ)	853
0.500% due 06/15/16	108,100	108,379	USD 4.500%/USD Three Month LIBOR
0.500% due 07/31/16	43,665	43,754	Apr 2018 0.00 Put (1)	13,190	(ÿ)	530
0.500% due 08/31/16	60,590	60,675	USD 5.000%/USD Three Month LIBOR
0.875% due 09/15/16	7,345	7,398	Jan 2019 0.00 Put (1)	7,875	(ÿ)	268
0.500% due 09/30/16	8,790	8,794	Total Options Purchased
0.375% due 10/31/16	1,750	1,745	(cost $2,913)			1,651
0.875% due 05/15/17	11,995	12,031
0.875% due 07/15/17	12,870	12,889	Short-Term Investments - 24.9%
0.625% due 08/31/17	68,615	68,084	Adam Aircraft Industries, Inc. Term
0.875% due 10/15/17	8,050	8,039	Loan
1.500% due 08/31/18	117,900	118,738	15.130% due 05/23/15 (Å)	760		8
1.625% due 06/30/19	390,500	391,751	Ally Financial, Inc.
1.000% due 09/30/19	62,840	60,960	4.625% due 06/26/15	100		102
			American Honda Finance Corp.
1.750% due 09/30/19	13,480	13,570	0.230% due 06/04/15	7,300		7,300
1.375% due 10/31/19	16,285	16,198	American International Group, Inc.
2.125% due 01/31/21	15,775	15,936	5.050% due 10/01/15	400		416
2.125% due 09/30/21	3,790	3,811	Anheuser-Busch InBev Worldwide, Inc.
2.000% due 02/15/23	2,745	2,704	3.625% due 04/15/15	2,785		2,824
2.750% due 11/15/23	4,700	4,888	0.800% due 07/15/15	3,395		3,405
2.500% due 05/15/24	158,065	160,609	ARI Fleet Lease Trust
2.375% due 08/15/24	125,415	125,905	0.250% due 04/15/15 (Þ)	2,028		2,028
Zero coupon due 11/15/27	12,295	8,583	BAE Systems Holdings, Inc.
2.750% due 08/15/42	32,050	30,170	5.200% due 08/15/15 (Þ)	4,175		4,321
2.750% due 11/15/42	1,985	1,866	Banco Santander Brasil SA
2.875% due 05/15/43	6,985	6,724	4.500% due 04/06/15 (Þ)	300		304
3.750% due 11/15/43	5,550	6,297	Bank of America Corp.
3.625% due 02/15/44	24,195	26,851	4.500% due 04/01/15	5,300		5,386
3.375% due 05/15/44	25,720	27,285	4.750% due 08/01/15	3,475		3,574
3.125% due 08/15/44	74,085	74,999	1.500% due 10/09/15	7,320		7,373
		1,475,090	Barclays Bank PLC
Total Long-Term Investments			2.750% due 02/23/15	1,835		1,848
(cost $5,956,318)		6,051,842	BBVA US Senior SAU
			4.664% due 10/09/15	4,145		4,295
			British Telecommunications PLC
Common Stocks - 0.0%			2.000% due 06/22/15	3,320		3,350
Financial Services - 0.0%			Caisse Centrale Desjardins
Escrow GM Corp.(Þ)	420,000	—	0.513% due 10/29/15 (Ê)(Þ)	9,785		9,801
Utilities - 0.0%			CCG Receivables Trust
Dynegy, Inc. Class A(Æ)	18,469	563
Total Common Stocks			Series 2014-1 Class A1
			0.270% due 05/14/15 (Þ)	2,117		2,117
(cost $370)		563	Citigroup, Inc.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 407

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
0.518% due 11/05/14 (Ê)		9,600	9,600	0.727% due 01/12/15	2,119	2,119
6.010% due 01/15/15		10,100	10,211	Goldman Sachs Group, Inc. (The)
2.650% due 03/02/15		3,500	3,524	Series GMTN
				3.700% due 08/01/15	4,360	4,457
4.700% due 05/29/15		350	358	Series MTNB
2.250% due 08/07/15		6,500	6,573	0.632% due 07/22/15 (Ê)	6,400	6,401
Coca-Cola Co. (The)				Harley-Davidson Financial Services, Inc.
0.750% due 03/13/15		10,140	10,155	1.150% due 09/15/15 (Þ)	7,500	7,533
ConocoPhillips				Honda Auto Receivables Owner Trust
4.600% due 01/15/15		8,635	8,702	0.180% due 05/18/15	4,018	4,018
Constellation Energy Group, Inc.				Series 2011-3 Class A3
4.550% due 06/15/15		6,776	6,929	0.880% due 09/21/15	25	25
Credit Suisse				Series 2013-2 Class A2
3.500% due 03/23/15		4,100	4,148	0.370% due 10/16/15	389	389
0.467% due 04/10/15 (~)		2,000	2,000	Series 2014-3 Class A1
Credit Suisse NY				0.190% due 08/17/15	9,797	9,797
0.555% due 08/24/15 (Ê)(~)		17,485	17,488	HSBC Finance Corp.
Daimler Finance NA LLC				5.250% due 04/15/15	600	612
1.300% due 07/31/15 (Þ)		6,450	6,486	Hyundai Auto Lease Securitization
Dell Equipment Finance Trust				Series 2012-A Class A3
0.260% due 08/14/15 (Þ)		4,203	4,203	0.920% due 08/17/15 (Þ)	2,526	2,526
Discovery Communications LLC				International Lease Finance Corp.
3.700% due 06/01/15		3,792	3,859	4.875% due 04/01/15	2,805	2,838
Ecolab, Inc.				JPMorgan Chase & Co.
1.000% due 08/09/15		7,025	7,048	3.700% due 01/20/15	15,785	15,893
ENI Finance USA, Inc.				4.750% due 03/01/15	4,548	4,612
Zero coupon due 11/07/14 (ç)(~)		3,250	3,250	1.875% due 03/20/15	2,600	2,613
Zero coupon due 12/15/14 (ç)(~)		625	625	Series GMTN
Express Scripts Holding Co.				1.100% due 10/15/15	11,500	11,551
2.100% due 02/12/15		6,925	6,953	JPMorgan Chase Bank NA
Fairway Finance Co., LLC				Series BKNT
Zero coupon due 01/12/15 (~)		2,900	2,899	0.483% due 07/30/15 (Ê)	1,700	1,702
FCE Bank PLC				Kellogg Co.
4.750% due 01/19/15	EUR	5,875	7,428	0.464% due 02/13/15 (Ê)	6,535	6,538
Federal Home Loan Bank Discount				1.125% due 05/15/15	4,445	4,458
Notes				Kubota Credit Owner Trust
Zero coupon due 11/26/14 (ç)(~)		29,090	29,089	Series 2014-1A Class A1
Zero coupon due 11/28/14 (ç)(~)		26,910	26,909	0.220% due 05/15/15 (Þ)	838	838
Zero coupon due 03/25/15 (~)		15,450	15,447	MMAF Equipment Finance LLC
Federal Home Loan Banks				Series 2014-AA Class A1
2.500% due 05/26/15		7,830	7,791	0.200% due 07/02/15 (Þ)	6,694	6,694
Ford Credit Auto Lease Trust				Morgan Stanley
Series 2012-B Class A3				6.000% due 04/28/15	8,800	9,027
0.570% due 09/15/15		314	314	0.711% due 10/15/15 (Ê)	9,735	9,765
Ford Motor Credit Co. LLC				5.375% due 10/15/15	7,000	7,307
3.875% due 01/15/15		5,875	5,912	Novartis Capital Corp.
7.000% due 04/15/15		4,800	4,932	2.900% due 04/24/15	1,485	1,503
2.750% due 05/15/15		1,300	1,313	PACCAR Financial Corp.
12.000% due 05/15/15		1,700	1,799	0.362% due 05/05/15 (Ê)	6,217	6,221
5.625% due 09/15/15		1,200	1,249	Pacific Gas & Electric Co.
				0.433% due 05/11/15 (Ê)	6,700	6,700
Freddie Mac REMICS				Penske Truck Leasing Co. Lp / PTL
Series 2010-3640 Class JA
1.500% due 03/15/15		330	330	Finance Corp.
Georgia-Pacific LLC				3.125% due 05/11/15 (Þ)	5,480	5,543
7.700% due 06/15/15		2,700	2,811	Petrobras International Finance Co. SA
Gilead Sciences, Inc.				2.875% due 02/06/15	6,300	6,323
2.400% due 12/01/14		4,200	4,206	Private Export Funding Corp.
Ginnie Mae I				Zero coupon due 05/12/15 (~)	5,500	5,492
10.500% due 10/15/15		4	4	Province of Ontario Canada
Goldman Sachs Group, Inc.				0.950% due 05/26/15	10,980	11,026

See accompanying notes which are an integral part of the financial statements.
408 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair	Principal	Fair
	Amount ($)		Value	Amount ($)	Value
	or Shares		$	or Shares	$
Reckitt Benckiser Treasury Services PLC				Other Assets and Liabilities,
Zero coupon due 04/02/15 (~)	12,140		12,124	Net - (7.7%)	(560,608)
Royal Bank of Canada
1.920% due 07/30/15	4,573		4,626	Net Assets - 100.0%	7,325,389
0.800% due 10/30/15	2,042		2,050
Russell U.S. Cash Management Fund	1,064,168,089	(8)	1,064,168
Sheffield Receivables Corp.
Zero coupon due 01/23/15 (~)	5,200		5,197
Southern Copper Corp.
6.375% due 07/27/15	1,410		1,461
Standard Chartered PLC
3.850% due 04/27/15 (Þ)	11,150		11,318
Susquehanna Auto Receivables Trust
Series 2014-1A Class A1
0.240% due 08/17/15 (Þ)	7,798		7,799
Tate & Lyle International Finance PLC
5.000% due 11/15/14 (Å)	7,600		7,610
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	2,655		2,682
Tidewater Auto Receivables Trust
Series 2014-AA Class A1
0.400% due 06/15/15 (Þ)	651		651
United States Treasury Bills
Zero coupon due 11/06/14 (ç)(~)	145		145
Zero coupon due 01/15/15	92,920		92,917
Zero coupon due 04/02/15 (~)	2,500		2,499
0.038% due 04/09/15	6,200		6,199
0.038% due 04/09/15 (~)	260		260
United States Treasury Inflation Indexed
Bonds
1.625% due 01/15/15	2,597		2,593
0.500% due 04/15/15	5,098		5,089
United States Treasury Notes
0.250% due 05/15/15	89,260		89,323
Verizon Communications, Inc.
4.900% due 09/15/15	8,545		8,868
Vodafone Group PLC
Zero coupon due 04/10/15 (~)	11,485		11,458
Volkswagen International Finance NV
1.625% due 03/22/15 (Þ)	14,600		14,666
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	2,734		2,792
Wells Fargo & Co.
0.433% due 10/28/15 (Ê)	5,495		5,499
Westlake Automobile Receivables Trust
Series 2014-1A Class A1
0.350% due 06/15/15 (Þ)	1,728		1,728
Wheels SPV 2 LLC
Series 2014-1A Class A1
0.240% due 05/20/15 (Þ)	5,083		5,083
Working Capital Management Co. L.P.
1.000% due 11/12/14 (ç)(~)	5,890		5,890
Total Short-Term Investments
(cost $1,823,003)			1,822,213

Total Investments 107.7%
(identified cost $7,792,140)			7,885,997

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 409

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per		Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
0.8%
ABN Amro Bank NV	10/23/13		2,320,000		100.00	2,320	2,338
Adam Aircraft Industries, Inc. Term Loan	03/28/08		760,489		99.87	760	8
American Homes 4 Rent	09/10/14		3,750,000		99.99	3,750	3,781
Ballyrock CLO LLC	10/22/14		670,000		100.00	670	670
Banco do Brasil SA	06/11/14		3,140,000		99.66	3,129	3,087
Bayer US Finance LLC	10/01/14		3,185,000		100.15	3,190	3,199
Bayer US Finance LLC	10/01/14		2,860,000		99.55	2,847	2,865
CSMC Trust	09/22/14		3,905,000		102.99	4,022	4,081
DBCCRE Mortgage Trust	01/24/14		2,495,000		101.50	2,533	2,633
Dynegy Finance I, Inc. / Dynegy Finance II Inc	10/10/14		3,595,000		103.57	3,723	3,802
Fannie Mae	02/12/01			22,243	19.89	4	4
Fannie Mae REMICS	09/15/00			29,810	27.69	8	8
Fannie Mae REMICS	04/02/03		451,328		17.90	81	81
Fannie Mae REMICS	05/28/03			89,257	17.21	15	15
Fannie Mae REMICS	01/07/04			70,631	21.24	15	15
Fannie Mae REMICS	04/25/05			96,664	17.12	17	17
Fannie Mae REMICS	04/25/05			59,659	18.84	11	11
Fannie Mae REMICS	04/25/05			86,205	21.25	18	18
Farmers Exchange Capital III	10/01/14		2,460,000		100.00	2,460	2,500
First Union National Bank-Bank of America NA Commercial Mortgage Trust	12/20/11		2,390,276		0.30	7	4
Freddie Mac REMICS	06/11/03			13,899	17.48	2	2
Freddie Mac REMICS	03/05/04		111,942		18.95	21	21
Freddie Mac Strips	12/12/00			19,836	25.58	5	5
Freddie Mac Strips	05/29/03			58,855	13.15	8	8
Freddie Mac Strips	08/19/03			56,084	25.40	14	14
Freddie Mac Strips	02/13/04			54,476	20.41	11	11
Innovation Ventures LLC / Innovation Ventures Finance Corp.	10/24/14		1,900,000		98.75	1,876	1,874
Macquarie Bank, Ltd.	10/22/14		3,000,000		100.00	3,000	2,998
Navient Student Loan Trust	10/15/14		5,085,000		99.95	5,083	5,083
OHA Credit Partners IX, Ltd.	10/01/13		4,144,933		99.91	4,141	4,109
Paragon Offshore PLC	10/21/14		3,900,000		81.66	3,185	2,983
RREF LLC	09/17/14		1,561,660		100.00	1,562	1,562
SunTrust Student Loan Trust	02/24/12		5,000,000		86.68	4,334	4,792
Tate & Lyle International Finance PLC	05/13/14		7,600,000		100.17	7,613	7,610
							60,209
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
	Number of		Notional		Expiration		(Depreciation)
	Contracts		Amount		Date		$
Long Positions
Australia Government 10 Year Treasury Bond Futures		42	AUD	5,157	12/14		4
Australia Government 3 Year Treasury Bond Futures		242	AUD	26,574	12/14		16
Eurodollar Futures		220	USD	54,857	03/15		38
Eurodollar Futures		60	USD	14,725	12/16		49
United States Treasury 2 Year Note Futures		1,134	USD	248,984	12/14		503
United States Treasury 5 Year Note Futures		4,109	USD	490,737	12/14		2,323
United States Treasury 10 Year Note Futures		3,127	USD	395,126	12/14		1,124
United States Treasury Long Bond Futures		2,177	USD	307,161	12/14		1,981
United States Treasury Ultra Long-Term Bond Futures		119	USD	18,661	12/14		308
Short Positions
Canada Government 10 Year Bond Futures		137	CAD	18,773	12/14		(99)
Euro-Bobl Futures		316	EUR	40,464	12/14		(151)
Euro-BTP Futures		139	EUR	18,115	12/14		(226)
Euro-Bund Futures		292	EUR	44,066	12/14		(192)
Euro-Buxl 30 Year Bond Futures		17	EUR	2,470	12/14		(14)
Eurodollar Futures		260	USD	64,844	12/14		(4)
Eurodollar Futures		220	USD	54,409	03/16		(58)
Eurodollar Futures		60	USD	14,618	12/17		(52)
Euro-OAT Futures		148	EUR	21,439	12/14		(354)

See accompanying notes which are an integral part of the financial statements.

410 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
Euro-Schatz Futures	48	EUR	5,327	12/14	—
Japan Government 10 Year Bond Futures	41	JPY	6,007,730	12/14	(293)
Long Gilt Futures	464	GBP	53,406	12/14	(853)
United States Treasury 2 Year Note Futures	1,685	USD	369,963	12/14	(1,108)
United States Treasury 5 Year Note Futures	482	USD	57,565	12/14	(334)
United States Treasury Long Bond Futures	37	USD	5,220	12/14	(58)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					2,550

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Inflationary Floor – CPURNSA Index	Call	1	0.00	USD	8,490	11/23/20	(3)
Swaptions
(Fund Receives/Fund Pays)
USD 5.000%/USD Three Month LIBOR	Put	1	0.00		29,710	01/14/19	(389)
Total Liability for Options Written (premiums received $867)							(392)

Transactions in options written contracts for the period ended October 31, 2014 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2013				190	$1,588
Opened				152	4,202
Closed				(90)	(2,197)
Expired				(250)	(2,726)
Outstanding October 31, 2014				2	$867

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Austrailia and New Zealand Banking Group	AUD	32,252	CAD	31,922	11/21/14	(37)
Austrailia and New Zealand Banking Group	AUD	4,903	JPY	456,337	11/21/14	(246)
Austrailia and New Zealand Banking Group	AUD	16,090	NZD	18,031	11/21/14	(111)
Austrailia and New Zealand Banking Group	AUD	23,993	NZD	26,746	11/21/14	(275)
Bank of America	USD	1,380	AUD	1,558	11/28/14	(11)
Bank of America	USD	199	BRL	499	11/04/14	3
Bank of America	USD	249	CAD	280	11/04/14	—
Bank of America	AUD	15,784	EUR	10,839	11/21/14	(289)
Bank of America	BRL	499	USD	200	11/04/14	(1)
Bank of America	CAD	280	USD	250	11/04/14	2
Bank of America	EUR	13,074	JPY	1,768,034	11/21/14	(643)
Bank of America	GBP	417	USD	669	11/28/14	2
Bank of America	JPY	3,991,370	USD	37,206	11/21/14	1,666
Bank of America	NZD	858	USD	667	11/28/14	(1)
Barclays	USD	1,882	EUR	1,480	11/28/14	(27)
Barclays	USD	17,586	JPY	1,919,600	11/04/14	(497)
Barclays	USD	14,164	JPY	1,527,049	11/21/14	(567)
Barclays	USD	21,729	JPY	2,346,536	11/21/14	(836)
Barclays	USD	68,971	NOK	444,688	11/21/14	(3,080)
Barclays	USD	13,827	SEK	100,155	11/21/14	(263)
Barclays	USD	21,983	SEK	158,269	11/21/14	(549)
Barclays	AUD	5,547	NZD	6,184	11/21/14	(63)
Barclays	CAD	10,341	USD	9,190	11/28/14	20
Barclays	JPY	3,028,607	GBP	16,937	11/21/14	124
Barclays	JPY	251,600	USD	2,310	11/04/14	70
Barclays	JPY	1,668,000	USD	15,205	11/04/14	355
Barclays	KRW	716,510	USD	676	11/28/14	7
BNP Paribas	USD	179	BRL	447	11/04/14	1
BNP Paribas	USD	180	BRL	451	11/04/14	2
BNP Paribas	USD	180	BRL	445	11/04/14	—
BNP Paribas	USD	183	BRL	459	11/04/14	2

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 411

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
BNP Paribas	USD	200	BRL	499	11/04/14	1
BNP Paribas	USD	18,662	EUR	14,845	11/04/14	(59)
BNP Paribas	USD	4,502	MXN	60,484	11/06/14	(11)
BNP Paribas	BRL	450	USD	180	11/04/14	(2)
BNP Paribas	BRL	745	USD	300	11/04/14	—
BNP Paribas	BRL	1,106	USD	441	11/04/14	(6)
BNP Paribas	EUR	14,845	USD	18,702	11/04/14	98
BNP Paribas	MXN	60,484	USD	4,559	11/06/14	68
Citibank	USD	5,464	AUD	6,310	11/04/14	89
Citibank	USD	3,487	EUR	2,774	11/04/14	(11)
Citibank	USD	307	TRY	690	11/28/14	2
Citibank	AUD	16,190	EUR	11,110	11/21/14	(305)
Citibank	AUD	6,310	USD	5,499	11/04/14	(54)
Citibank	EUR	20,136	JPY	2,727,578	11/21/14	(950)
Citibank	EUR	2,774	USD	3,496	11/04/14	19
Citibank	GBP	2,707	USD	4,336	11/28/14	6
Citibank	NOK	6,139	USD	934	11/28/14	24
Citibank	SEK	100,303	JPY	1,479,900	11/21/14	(407)
Citibank	ZAR	190	USD	17	11/28/14	—
Commonwealth Bank of Australia	USD	22,910	CHF	22,049	11/07/14	7
Commonwealth Bank of Australia	USD	57,274	CHF	55,122	11/07/14	18
Commonwealth Bank of Australia	USD	22,886	EUR	18,266	11/07/14	4
Commonwealth Bank of Australia	USD	34,330	EUR	27,399	11/07/14	7
Commonwealth Bank of Australia	USD	55,368	EUR	43,820	11/07/14	(454)
Commonwealth Bank of Australia	USD	57,226	EUR	45,666	12/05/14	12
Commonwealth Bank of Australia	USD	34,109	SEK	252,413	11/07/14	74
Commonwealth Bank of Australia	AUD	768	USD	673	11/28/14	(2)
Commonwealth Bank of Australia	CHF	21,157	USD	22,148	11/07/14	159
Commonwealth Bank of Australia	CHF	52,891	USD	55,370	11/07/14	396
Commonwealth Bank of Australia	CHF	22,049	USD	22,914	12/05/14	(8)
Commonwealth Bank of Australia	CHF	55,122	USD	57,284	12/05/14	(20)
Commonwealth Bank of Australia	EUR	17,528	USD	22,147	11/07/14	182
Commonwealth Bank of Australia	EUR	26,292	USD	33,221	11/07/14	273
Commonwealth Bank of Australia	EUR	45,666	USD	57,216	11/07/14	(11)
Commonwealth Bank of Australia	EUR	18,266	USD	22,890	12/05/14	(5)
Commonwealth Bank of Australia	EUR	27,399	USD	34,335	12/05/14	(7)
Commonwealth Bank of Australia	SEK	241,000	USD	33,428	11/07/14	791
Commonwealth Bank of Australia	SEK	252,413	USD	34,111	12/05/14	(75)
Credit Suisse	USD	42,039	EUR	33,546	11/21/14	3
Credit Suisse	USD	1,441	SEK	10,454	11/28/14	(25)
Deutsche Bank	USD	7,438	EUR	5,917	11/04/14	(24)
Deutsche Bank	USD	11,329	JPY	1,236,600	11/04/14	(320)
Deutsche Bank	AUD	18,101	NZD	20,117	11/21/14	(255)
Deutsche Bank	EUR	5,917	USD	7,475	11/04/14	60
Deutsche Bank	JPY	1,696,477	GBP	9,488	11/21/14	71
Deutsche Bank	JPY	1,236,600	USD	11,366	11/04/14	357
Deutsche Bank	NOK	289,130	USD	44,133	11/21/14	1,293
Goldman Sachs	USD	9,518	AUD	10,992	11/04/14	155
Goldman Sachs	USD	40,071	GBP	24,897	11/21/14	(248)
Goldman Sachs	USD	20,322	JPY	2,192,483	11/21/14	(800)
Goldman Sachs	USD	19,261	SEK	138,593	11/21/14	(491)
Goldman Sachs	AUD	4,451	USD	3,897	11/04/14	(20)
Goldman Sachs	AUD	6,541	USD	5,691	11/04/14	(65)
Goldman Sachs	EUR	32,744	USD	41,730	11/21/14	692
Goldman Sachs	JPY	522,028	USD	4,866	11/21/14	218
Goldman Sachs	NZD	24,500	USD	19,089	11/21/14	22
Goldman Sachs	SEK	296,819	USD	41,029	11/21/14	831
HSBC	USD	515	CHF	490	11/28/14	(5)
HSBC	USD	76	CNY	469	11/28/14	—
HSBC	USD	513	EUR	405	11/28/14	(6)
HSBC	USD	12,137	JPY	1,324,800	11/04/14	(342)
HSBC	CHF	147	USD	154	11/28/14	1
HSBC	GBP	640	USD	1,025	11/28/14	1
HSBC	JPY	1,324,800	USD	12,084	11/04/14	290
HSBC	JPY	483,086	USD	4,487	11/28/14	186
HSBC	KRW	10,316,731	USD	9,743	11/28/14	99
HSBC	PLN	1,045	USD	312	11/28/14	2

See accompanying notes which are an integral part of the financial statements.

412 Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	RUB	20,450	USD	486	11/28/14	14
HSBC	SGD	2,351	USD	1,846	11/28/14	16
HSBC	TWD	11,625	USD	383	11/28/14	—
JPMorgan Chase	USD	514	AUD	585	11/28/14	—
JPMorgan Chase	USD	514	AUD	585	11/28/14	—
JPMorgan Chase	USD	1,032	AUD	1,170	11/28/14	(4)
JPMorgan Chase	USD	355	BRL	892	11/04/14	5
JPMorgan Chase	USD	16,639	CAD	18,897	01/22/15	94
JPMorgan Chase	USD	23,308	JPY	2,544,178	11/04/14	(658)
JPMorgan Chase	USD	299	JPY	33,600	11/28/14	—
JPMorgan Chase	USD	25,618	JPY	2,722,718	12/18/14	(1,368)
JPMorgan Chase	USD	29,958	KRW	31,895,974	01/22/15	(202)
JPMorgan Chase	USD	3,522	MXN	48,301	01/22/15	48
JPMorgan Chase	USD	25,596	MYR	84,595	01/22/15	(23)
JPMorgan Chase	USD	677	NOK	4,590	11/28/14	3
JPMorgan Chase	USD	17,233	NOK	114,521	01/22/15	(300)
JPMorgan Chase	USD	1,357	NZD	1,745	11/28/14	—
JPMorgan Chase	USD	9,564	PLN	31,877	01/22/15	(134)
JPMorgan Chase	USD	34,596	SEK	249,354	01/22/15	(821)
JPMorgan Chase	USD	19,122	TWD	580,055	01/22/15	(30)
JPMorgan Chase	USD	2,810	ZAR	31,890	01/22/15	42
JPMorgan Chase	AUD	87,427	USD	76,384	12/18/14	(316)
JPMorgan Chase	BRL	445	USD	180	11/04/14	—
JPMorgan Chase	BRL	447	USD	179	11/04/14	(1)
JPMorgan Chase	BRL	3,175	USD	1,273	01/22/15	20
JPMorgan Chase	BRL	41,939	USD	16,561	01/22/15	12
JPMorgan Chase	CLP	11,375,839	USD	19,069	01/22/15	(562)
JPMorgan Chase	COP	3,165,260	USD	1,518	01/22/15	(8)
JPMorgan Chase	COP	53,773,670	USD	25,640	01/22/15	(290)
JPMorgan Chase	CZK	286,286	USD	13,266	01/22/15	359
JPMorgan Chase	EUR	22,254	USD	28,240	11/21/14	350
JPMorgan Chase	EUR	57,546	USD	72,894	11/28/14	769
JPMorgan Chase	EUR	57,690	USD	73,623	12/18/14	1,307
JPMorgan Chase	GBP	12,810	USD	20,486	12/18/14	1
JPMorgan Chase	IDR	248,004,958	USD	19,840	01/22/15	(401)
JPMorgan Chase	ILS	63	USD	17	11/28/14	—
JPMorgan Chase	INR	30,420	USD	495	11/28/14	2
JPMorgan Chase	JPY	2,544,178	USD	23,379	11/04/14	729
JPMorgan Chase	JPY	74,600	USD	665	11/28/14	1
JPMorgan Chase	JPY	149,200	USD	1,329	11/28/14	1
JPMorgan Chase	NOK	2,070	USD	305	11/28/14	(2)
JPMorgan Chase	NZD	10,678	USD	8,320	11/21/14	10
JPMorgan Chase	NZD	652	USD	508	11/28/14	1
JPMorgan Chase	NZD	653	USD	509	11/28/14	1
JPMorgan Chase	NZD	1,305	USD	1,028	11/28/14	13
JPMorgan Chase	NZD	148,675	USD	117,373	12/18/14	1,974
JPMorgan Chase	PEN	68,536	USD	23,270	01/22/15	31
JPMorgan Chase	RUB	633,980	USD	15,341	11/24/14	682
JPMorgan Chase	SGD	52,285	USD	41,061	01/22/15	371
Morgan Stanley	USD	220	BRL	552	11/04/14	3
Morgan Stanley	BRL	552	USD	220	11/04/14	(3)
Morgan Stanley	MXN	25,549	USD	1,883	11/28/14	(12)
Morgan Stanley	NZD	859	USD	672	11/28/14	4
National Australia Bank	AUD	8,420	USD	7,357	11/28/14	(40)
Royal Bank of Canada	USD	522	CAD	585	11/28/14	(3)
Royal Bank of Canada	USD	34,377	CAD	38,788	12/05/14	12
Royal Bank of Canada	USD	2,117	GBP	1,315	11/21/14	(13)
Royal Bank of Canada	USD	22,236	NOK	143,001	11/07/14	(1,037)
Royal Bank of Canada	USD	33,213	NOK	224,241	11/07/14	29
Royal Bank of Canada	USD	55,355	NOK	373,736	11/07/14	49
Royal Bank of Canada	USD	22,120	NOK	149,494	12/05/14	20
Royal Bank of Canada	CAD	38,788	USD	34,400	11/07/14	(12)
Royal Bank of Canada	NOK	149,494	USD	22,142	11/07/14	(20)
Royal Bank of Canada	NOK	214,501	USD	33,355	11/07/14	1,556
Royal Bank of Canada	NOK	357,502	USD	55,591	11/07/14	2,593
Royal Bank of Canada	NOK	158,574	USD	24,146	11/21/14	650
Royal Bank of Canada	NOK	373,736	USD	55,301	12/05/14	(50)

		See accompanying notes which are an integral part of the financial statements.

					Russell Strategic Bond Fund 413

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	NZD	44,568	USD	34,564	12/05/14	(72)
Royal Bank of Scotland	USD	9,077	JPY	980,092	11/28/14	(350)
Royal Bank of Scotland	MXN	2,235	USD	164	11/28/14	(1)
Royal Bank of Scotland	NZD	7,974	USD	6,278	11/28/14	76
Standard Chartered	USD	21,632	AUD	24,784	11/07/14	173
Standard Chartered	USD	32,448	AUD	37,176	11/07/14	260
Standard Chartered	USD	58,061	AUD	66,067	11/07/14	66
Standard Chartered	USD	23,180	AUD	26,427	12/05/14	26
Standard Chartered	USD	34,769	AUD	39,640	12/05/14	39
Standard Chartered	USD	198	BRL	485	11/04/14	(3)
Standard Chartered	USD	1,379	BRL	3,369	11/04/14	(19)
Standard Chartered	USD	410	INR	25,160	11/28/14	(2)
Standard Chartered	USD	22,592	JPY	2,532,676	11/07/14	(44)
Standard Chartered	USD	54,826	JPY	6,012,608	11/07/14	(1,297)
Standard Chartered	USD	56,493	JPY	6,331,690	12/05/14	(111)
Standard Chartered	USD	21,483	NZD	27,661	11/07/14	72
Standard Chartered	USD	22,810	NZD	29,410	12/05/14	46
Standard Chartered	AUD	26,427	USD	23,224	11/07/14	(26)
Standard Chartered	AUD	39,640	USD	34,837	11/07/14	(39)
Standard Chartered	AUD	61,960	USD	54,081	11/07/14	(433)
Standard Chartered	AUD	66,067	USD	57,949	12/05/14	(65)
Standard Chartered	BRL	485	USD	199	11/04/14	3
Standard Chartered	BRL	3,369	USD	1,390	11/04/14	30
Standard Chartered	JPY	2,405,043	USD	21,930	11/07/14	519
Standard Chartered	JPY	6,331,690	USD	56,481	11/07/14	111
Standard Chartered	JPY	2,532,676	USD	22,597	12/05/14	44
Standard Chartered	NZD	29,410	USD	22,871	11/07/14	(47)
State Street	USD	1,434	AUD	1,643	11/07/14	11
State Street	USD	2,151	AUD	2,464	11/07/14	17
State Street	USD	130	AUD	148	12/05/14	—
State Street	USD	194	AUD	221	12/05/14	—
State Street	USD	34,679	CAD	38,788	11/07/14	(266)
State Street	USD	647	CAD	730	12/05/14	—
State Street	USD	2,332	EUR	1,846	11/07/14	(19)
State Street	USD	855	EUR	682	12/05/14	—
State Street	USD	1,371	GBP	850	11/28/14	(11)
State Street	USD	2,910	JPY	319,082	11/07/14	(69)
State Street	USD	560	JPY	62,760	12/05/14	(1)
State Street	USD	1,010	NOK	6,493	11/07/14	(47)
State Street	USD	1,132	NOK	7,651	12/05/14	1
State Street	USD	1,358	NZD	1,749	11/07/14	5
State Street	USD	234	NZD	302	12/05/14	—
State Street	AUD	27,517	JPY	2,561,145	11/21/14	(1,382)
State Street	AUD	4,107	USD	3,585	11/07/14	(29)
State Street	AUD	369	USD	324	12/05/14	—
State Street	CHF	892	USD	934	11/07/14	7
State Street	CHF	2,231	USD	2,335	11/07/14	17
State Street	CHF	310	USD	323	12/05/14	—
State Street	CHF	776	USD	806	12/05/14	—
State Street	EUR	738	USD	933	11/07/14	8
State Street	EUR	1,108	USD	1,400	11/07/14	11
State Street	EUR	273	USD	342	12/05/14	—
State Street	EUR	409	USD	513	12/05/14	—
State Street	JPY	127,633	USD	1,164	11/07/14	28
State Street	JPY	25,104	USD	224	12/05/14	—
State Street	NOK	9,740	USD	1,515	11/07/14	71
State Street	NOK	16,233	USD	2,524	11/07/14	118
State Street	NOK	19,129	USD	2,830	12/05/14	(3)
State Street	SEK	11,414	USD	1,583	11/07/14	37
State Street	SEK	9,940	USD	1,363	11/28/14	16
State Street	SEK	6,650	USD	899	12/05/14	(2)
UBS	USD	37	BRL	93	11/04/14	—
UBS	USD	300	BRL	745	11/04/14	—
UBS	USD	681	BRL	1,680	11/04/14	(3)
UBS	USD	1,453	BRL	3,645	11/04/14	19
UBS	USD	380	CAD	430	11/28/14	1
UBS	USD	563	CLP	330,200	11/28/14	10

See accompanying notes which are an integral part of the financial statements.

414 Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
UBS	USD	120,568	EUR	95,907	11/04/14	(383)
UBS	USD	423	TRY	935	11/28/14	(5)
UBS	BRL	1,195	USD	496	11/04/14	14
UBS	BRL	4,483	USD	1,891	11/04/14	82
UBS	BRL	1,680	USD	676	12/02/14	3
UBS	CLP	180,067	USD	307	11/28/14	(5)
UBS	EUR	95,907	USD	122,690	11/04/14	2,504
UBS	GBP	52,600	USD	83,936	11/21/14	(196)
UBS	PEN	870	USD	298	11/28/14	2
Westpac	NZD	12,358	USD	9,697	11/28/14	86
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						1,346

Index Swap Contracts (*)
Amounts in thousands

Fund Receives		Notional		Termination	Fair Value
Underlying Security	Counterparty	Amount		Date	$
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	56,550	11/28/14	(11)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	190,858	11/28/14	(40)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	83,622	11/28/14	(15)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	31,943	03/02/15	(6)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	94,799	03/02/15	(18)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	67,554	04/30/15	(16)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	6,960	10/30/15	(1)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	100,000	10/30/15	(911)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	85,514	10/30/15	(8)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index	Barclays	USD	30,825	10/30/15	(3)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)					(1,029)

(*)	Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on 1 Month LIBOR rate plus a fee ranging from 0.09% to 0.10%.

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
Barclays	USD	17,000	3.145%	Three Month LIBOR	03/15/26	340
Barclays	USD	3,845	Three Month LIBOR	2.481%	11/15/27	(75)
Barclays	USD	3,860	Three Month LIBOR	2.417%	11/15/27	(36)
Barclays	USD	7,600	Three Month LIBOR	3.490%	03/15/46	(396)
Citigroup	USD	7,680	Three Month LIBOR	2.714%	08/15/42	440
Citigroup	USD	5,110	Three Month LIBOR	3.676%	11/15/43	(745)
Deutsche Bank	KRW 1,220,000		2.510%	Three Month KSDA	12/17/19	15
Deutsche Bank	KRW 1,880,000		2.360%	Three Month KSDA	12/17/19	12
Deutsche Bank	KRW 3,930,000		2.410%	Three Month KSDA	12/17/19	33
Deutsche Bank	KRW	653,000	2.755%	Three Month KSDA	12/17/24	16
Deutsche Bank	KRW 1,630,000		2.845%	Three Month KSDA	12/17/24	52
Goldman Sachs	USD	17,900	2.804%	Three Month LIBOR	04/09/26	(210)
Goldman Sachs	USD	8,060	Three Month LIBOR	3.125%	04/09/46	178
JPMorgan Chase	GBP	77,400	2.445%	Six Month LIBOR	12/21/18	651

				See accompanying notes which are an integral part of the financial statements.
					Russell Strategic Bond Fund 415

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Interest Rate Swap Contracts

Amounts in thousands
							Termination	Fair Value
Counterparty	Notional Amount		Fund Receives		Fund Pays		Date	$
JPMorgan Chase	KRW 1,200,000		2.513%	Three Month KSDA			12/17/19	15
JPMorgan Chase	KRW 1,410,000		2.209%	Three Month KSDA			12/17/19	—
JPMorgan Chase	KRW 1,890,000		2.602%	Three Month KSDA			12/17/19	32
JPMorgan Chase	KRW 3,013,000		2.595%	Three Month KSDA			12/17/19	50
JPMorgan Chase	KRW 3,140,000		2.385%	Three Month KSDA			12/17/19	23
JPMorgan Chase	HKD	150,000	Three Month HIBOR	2.365%			03/29/21	(490)
JPMorgan Chase	SGD	24,600	Six Month SIBOR	2.270%			03/31/21	(408)
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $515 (å)								(503)

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
						Fund (Pays)/
						Receives	Termination	Fair Value
Reference Entity			Counterparty	Notional Amount		Fixed Rate Date		$
CMBX NA Index		Bank of America		USD	230	(0.500%)	02/17/51	9
CMBX NA Index		Bank of America		USD	775	0.500%	01/17/47	(23)
CMBX NA Index		Bank of America		USD	385	0.500%	05/11/63	(7)
CMBX NA Index		Credit Suisse		USD	825	0.500%	05/11/63	(16)
CMBX NA Index		Credit Suisse		USD	465	0.500%	01/17/47	(14)
CMBX NA Index		Credit Suisse		USD	315	0.500%	01/17/47	(9)
CMBX NA Index		Credit Suisse		USD	385	3.000%	01/17/47	(7)
CMBX NA Index		Credit Suisse		USD	465	(0.500%)	02/17/51	19
CMBX NA Index		Deutsche Bank		USD	770	0.500%	05/11/63	(15)
CMBX NA Index		Deutsche Bank		USD	110	(0.500%)	02/17/51	4
CMBX NA Index		Goldman Sachs		USD	330	0.500%	05/11/63	(6)
CMBX NA Index		Goldman Sachs		USD	140	(0.500%)	02/17/51	6
CMBX NA Index		JPMorgan Chase		USD	425	0.500%	05/11/63	(8)
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($16)								(67)
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($16) (å)								(67)

Presentation of Portfolio Holdings

Amounts in thousands

				Fair Value

Portfolio Summary			Level 1	Level 2	Level 3		Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities			$—	$688,533	$3,947		$692,480	9.5
Corporate Bonds and Notes			—	1,170,559	30,263		1,200,822	16.4
International Debt			—	403,229	—		403,229	5.5
Loan Agreements			—	38,303	—		38,303	0.5
Mortgage-Backed Securities			—	1,829,849	6,136		1,835,985	25.1
Municipal Bonds			—	58,430	—		58,430	0.8
Non-US Bonds			—	316,636	—		316,636	4.3
United States Government Agencies			—	30,867	—		30,867	0.4
United States Government Treasuries			—	1,475,090	—		1,475,090	20.1
Common Stocks			563	—	—		563	—*
Preferred Stocks			9,728	—	—		9,728	0.2
Options Purchased			—	1,651	—		1,651	—*
Short-Term Investments			—	1,822,205	8		1,822,213	24.9
Total Investments			10,291	7,835,352	40,354		7,885,997	107.7
Other Assets and Liabilities, Net								(7.7)
								100.0

See accompanying notes which are an integral part of the financial statements.
416 Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Other Financial Instruments
Futures Contracts	2,550	—		—	2,550	—*
Options Written	—	(392)		—	(392)	(—)*
Foreign Currency Exchange Contracts	—	1,346		—	1,346	—*
Index Swap Contracts	—	(1,029)		—	(1,029)	(—)*
Interest Rate Swap Contracts	—	(503)		—	(503)	(—)*
Credit Default Swap Contracts	—	(67)		—	(67)	(—)*
Total Other Financial Instruments**	$2,550	$(645)		$—	$1,905

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October 31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 417

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Russell Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	$1,651
Variation margin on futures contracts**	—	—	6,346
Unrealized appreciation on foreign currency exchange contracts	—	25,070	—
Interest rate swap contracts, at fair value	—	—	1,857
Credit default swap contracts, at fair value	38	—	—
Total	$38	$25,070	$9,854

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$—	$—	$3,796
Unrealized depreciation on foreign currency exchange contracts	—	23,724	—
Options written, at fair value	—	—	392
Index swap contracts, at fair value	—	—	1,029
Interest rate swap contracts, at fair value	—	—	2,360
Credit default swap contracts, at fair value	105	—	—
Total	$105	$23,724	$7,577
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$(9)
Futures contracts	—	—	57,655
Options written	—	—	3,641
Index swap contracts	—	—	23,939
Interest rate swap contracts	—	—	(1,705)
Credit default swap contracts	4,967	—	—
Foreign currency-related transactions****	—	45,811	—
Total	$4,967	$45,811	$83,521

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$(1,898)
Futures contracts	—	—	(17,756)
Options written	—	—	(450)
Index swap contracts	—	—	(3,480)
Interest rate swap contracts	—	—	(7,896)
Credit default swap contracts	(1,588)	—	—
Foreign currency-related transactions******	—	(6,577)	—
Total	$(1,588)	$(6,577)	$(31,480)

*	Fair value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

418 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Options Purchased Contracts	Investments, at fair value		$1,651 $	— $	1,651
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		25,070	—	25,070
Futures Contracts	Variation margin on futures contracts		16,626	—	16,626
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		1,857	—	1,857
Credit Default Swap Contracts	Credit default swap contracts, at fair value		38	—	38
Total			$45,242 $	— $	45,242

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Bank of America	$1,682	$944	$	— $	738
Barclays	13,436	1,465		2,146	9,825
BNP Paribas	173	79		94	—
Citigroup	1,043	68		975	—
Commonwealth Bank of Australia	1,922	579		—	1,343
Credit Suisse	4,729	19		499	4,211
Deutsche Bank	2,339	613		—	1,726
Goldman Sachs	2,208	1,809		399	—
HSBC	662	301		—	361
JPMorgan Chase	7,601	5,609		1,067	925
Morgan Stanley	7	7		—	—
Royal Bank of Canada	4,905	1,204		—	3,701
Royal Bank of Scotland	76	1		—	75
Standard Chartered	1,389	1,377		—	12
State Street	349	343		—	6
UBS	2,635	396		2,239	—
Westpac	86	—		—	86
Total	$45,242	$14,814		$7,419	$23,009

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 419

Russell Investment Company
Russell Strategic Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts		$3,258 $	— $	3,258
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts		23,724	—	23,724
Options Written Contracts	Options written, at fair value		392	—	392
Index Swap Contracts	Index swap contracts, at fair value		1,029	—	1,029
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		2,360	—	2,360
Credit Default Swap Contracts	Credit default swap contracts, at fair value		105	—	105
Total			$30,868 $	— $	30,868

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Australia and New Zealand Banking Group	$669	$	— $	— $	669
Bank of America	975		944	—	31
Barclays	7,804		1,465	6,339	—
BNP Paribas	79		79	—	—
Citigroup	2,501		68	2,433	—
Commonwealth Bank of Australia	581		579	—	2
Credit Suisse	426		19	407	—
Deutsche Bank	613		613	—	—
Goldman Sachs	4,078		1,809	2,269	—
HSBC	534		301	233	—
JPMorgan Chase	6,486		5,609	877	—
Morgan Stanley	15		7	—	8
National Australia Bank	40		—	—	40
Royal Bank of Canada	1,208		1,204	—	4
Royal Bank of Scotland	351		1	—	350
Standard Chartered	2,086		1,377	—	709
State Street	1,830		343	—	1,487
UBS	592		396	—	196
Total	$30,868		$14,814	$12,558	$3,496

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

420 Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$7,792,140
Investments, at fair value(>)	7,885,997
Cash	55,086
Cash (restricted)(a)(b)(c)	21,231
Foreign currency holdings(^)	11,346
Unrealized appreciation on foreign currency exchange contracts	25,070
Receivables:
Dividends and interest	35,282
Dividends from affiliated Russell funds	95
Investments sold	351,571
Fund shares sold	10,228
Variation margin on futures contracts	16,626
Other receivable	352
Prepaid expenses	22
Interest rate swap contracts, at fair value(•)	1,857
Credit default swap contracts, at fair value(+)	38
Total assets	8,414,801

Liabilities
Payables:
Due to broker (d)(e)(f)	9,553
Investments purchased	1,039,688
Fund shares redeemed	4,382
Accrued fees to affiliates	4,281
Other accrued expenses	469
Variation margin on futures contracts	3,258
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	23,724
Options written, at fair value(x)	392
Index swap contracts, at fair value(8)	1,029
Interest rate swap contracts, at fair value(•)	2,360
Credit default swap contracts, at fair value(+)	105
Total liabilities	1,089,412

Net Assets	$7,325,389

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 421

Russell Investment Company

Russell Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$13,662
Accumulated net realized gain (loss)	136,878
Unrealized appreciation (depreciation) on:
Investments	93,857
Futures contracts	2,550
Options written	475
Index swap contracts	(1,029)
Interest rate swap contracts	(1,018)
Credit default swap contracts	(51)
Foreign currency-related transactions	919
Other investments	(1,756)
Shares of beneficial interest	6,524
Additional paid-in capital	7,074,378
Net Assets	$7,325,389
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.26
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.70
Class A — Net assets	$64,810,402
Class A — Shares outstanding ($.01 par value)	5,757,528
Net asset value per share: Class C(#)	$11.25
Class C — Net assets	$69,413,550
Class C — Shares outstanding ($.01 par value)	6,169,593
Net asset value per share: Class E(#)	$11.18
Class E — Net assets	$146,157,752
Class E — Shares outstanding ($.01 par value)	13,077,626
Net asset value per share: Class I(#)	$11.14
Class I — Net assets	$ 1,214,058,918
Class I — Shares outstanding ($.01 par value)	108,962,541
Net asset value per share: Class S(#)	$11.29
Class S — Net assets	$ 4,052,321,663
Class S — Shares outstanding ($.01 par value)	358,945,075
Net asset value per share: Class Y(#)	$11.15
Class Y — Net assets	$ 1,778,626,857
Class Y — Shares outstanding ($.01 par value)	159,448,261
Amounts in thousands
(^) Foreign currency holdings - cost	$10,972
(x) Premiums received on options written	$867
(+) Credit default swap contracts - premiums paid (received)	$(16)
(•) Interest rate swap contracts - premiums paid (received)	$515
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$1,064,168
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$15,151
(b) Cash Collateral for Swaps	$5,530
(c) Cash Collateral for TBAs	$550
(d) Due to Broker for Futures	$2,481
(e) Due to Broker for Swaps	$6,282
(f) Due to Broker for TBAs	$790
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

422 Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$851
Dividends from affiliated Russell funds	1,158
Interest	173,245
Total investment income	175,254

Expenses
Advisory fees	37,417
Administrative fees	3,564
Custodian fees	1,379
Distribution fees - Class A	159
Distribution fees - Class C	555
Transfer agent fees - Class A	127
Transfer agent fees - Class C	148
Transfer agent fees - Class E	316
Transfer agent fees - Class I	1,443
Transfer agent fees - Class S	7,904
Transfer agent fees - Class Y	90
Professional fees	338
Registration fees	240
Shareholder servicing fees - Class C	185
Shareholder servicing fees - Class E	395
Trustees’ fees	180
Printing fees	175
Miscellaneous	363
Expenses before reductions	54,978
Expense reductions	(1,543)
Net expenses	53,435
Net investment income (loss)	121,819

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	61,432
Futures contracts	57,655
Options written	3,641
Index swap contracts	23,939
Interest rate swap contracts	(1,705)
Credit default swap contracts	4,967
Foreign currency-related transactions	45,996
Net realized gain (loss)	195,925
Net change in unrealized appreciation (depreciation) on:
Investments	20,658
Futures contracts	(17,756)
Options written	(450)
Index swap contracts	(3,480)
Interest rate swap contracts	(7,896)
Credit default swap contracts	(1,588)
Investment matured	752
Foreign currency-related transactions	(7,258)
Other investments	1,656
Net change in unrealized appreciation (depreciation)	(15,362)
Net realized and unrealized gain (loss)	180,563
Net Increase (Decrease) in Net Assets from Operations	$302,382
See accompanying notes which are an integral part of the financial statements.
Russell Strategic Bond Fund 423

Russell Investment Company

Russell Strategic Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,819	$143,850
Net realized gain (loss)	195,925	(16,447)
Net change in unrealized appreciation (depreciation)	(15,362)	(154,114)
Net increase (decrease) in net assets from operations	302,382	(26,711)

Distributions
From net investment income
Class A	(817)	(1,402)
Class C	(388)	(834)
Class E	(2,057)	(2,805)
Class I	(19,251)	(25,449)
Class S	(60,800)	(73,969)
Class Y	(35,186)	(51,551)
From net realized gain
Class A	(267)	(2,132)
Class C	(326)	(2,198)
Class E	(762)	(3,451)
Class I	(5,216)	(27,486)
Class S	(17,438)	(78,305)
Class Y	(10,492)	(53,055)
Net decrease in net assets from distributions	(153,000)	(322,637)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,099,296)	578,561
Total Net Increase (Decrease) in Net Assets	(949,914)	229,213

Net Assets
Beginning of period	8,275,303	8,046,090
End of period	$7,325,389	$8,275,303
Undistributed (overdistributed) net investment income included in net assets	$13,662	$(17,605)

See accompanying notes which are an integral part of the financial statements.

424 Russell Strategic Bond Fund

Russell Investment Company Russell Strategic Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,254	$13,901	2,628	$29,571
Proceeds from reinvestment of distributions	98	1,075	308	3,449
Payments for shares redeemed	(1,433)	(15,855)	(5,951)	(66,900)
Net increase (decrease)	(81)	(879)	(3,015)	(33,880)
Class C
Proceeds from shares sold	1,026	11,337	1,682	18,931
Proceeds from reinvestment of distributions	64	705	267	2,997
Payments for shares redeemed	(2,280)	(25,183)	(3,917)	(43,594)
Net increase (decrease)	(1,190)	(13,141)	(1,968)	(21,666)
Class E
Proceeds from shares sold	1,986	21,847	4,371	48,237
Proceeds from reinvestment of distributions	240	2,622	533	5,933
Payments for shares redeemed	(5,809)	(63,626)	(2,677)	(29,469)
Net increase (decrease)	(3,583)	(39,157)	2,227	24,701
Class I
Proceeds from shares sold	22,733	249,278	27,879	308,288
Proceeds from reinvestment of distributions	2,218	24,188	4,720	52,329
Payments for shares redeemed	(32,665)	(356,739)	(31,195)	(344,263)
Net increase (decrease)	(7,714)	(83,273)	1,404	16,354
Class S
Proceeds from shares sold	99,685	1,106,890	118,603	1,325,897
Proceeds from reinvestment of distributions	7,023	77,580	13,447	150,912
Payments for shares redeemed	(123,689)	(1,365,779)	(83,413)	(930,044)
Net increase (decrease)	(16,981)	(181,309)	48,637	546,765
Class Y
Proceeds from shares sold	6,036	66,065	24,701	270,554
Proceeds from reinvestment of distributions	4,189	45,678	9,425	104,607
Payments for shares redeemed	(81,852)	(893,280)	(29,852)	(328,874)
Net increase (decrease)	(71,627)	(781,537)	4,274	46,287
Total increase (decrease)	(101,176)	$(1,099,296)	51,559	$578,561

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 425

Russell Investment Company

Russell Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	11.01	.15	.29	.44	(.14)	(.05)
October 31, 2013	11.50	.17	(.24)	(.07)	(.18)	(.24)
October 31, 2012	10.95	.26	.64	.90	(.25)	(.10)
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)
October 31, 2010	10.37	.37	.92	1.29	(.42)	—

Class C
October 31, 2014	11.01	.07	.27	.34	(.05)	(.05)
October 31, 2013	11.49	.08	(.23)	(.15)	(.09)	(.24)
October 31, 2012	10.95	.17	.64	.81	(.17)	(.10)
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)
October 31, 2010	10.37	.30	.91	1.21	(.34)	—

Class E
October 31, 2014	10.94	.15	.28	.43	(.14)	(.05)
October 31, 2013	11.42	.16	(.22)	(.06)	(.18)	(.24)
October 31, 2012	10.88	.26	.64	.90	(.26)	(.10)
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)
October 31, 2010	10.31	.39	.90	1.29	(.43)	—

Class I
October 31, 2014	10.91	.18	.28	.46	(.18)	(.05)
October 31, 2013	11.39	.20	(.23)	(.03)	(.21)	(.24)
October 31, 2012	10.85	.29	.64	.93	(.29)	(.10)
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)
October 31, 2010	10.28	.41	.91	1.32	(.46)	—

Class S
October 31, 2014	11.05	.18	.28	.46	(.17)	(.05)
October 31, 2013	11.53	.19	(.22)	(.03)	(.21)	(.24)
October 31, 2012	10.98	.28	.65	.93	(.28)	(.10)
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)
October 31, 2010	10.39	.41	.92	1.33	(.45)	—

Class Y
October 31, 2014	10.92	.19	.27	.46	(.18)	(.05)
October 31, 2013	11.40	.21	(.22)	(.01)	(.23)	(.24)
October 31, 2012	10.86	.30	.64	.94	(.30)	(.10)
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)
October 31, 2010	10.29	.42	.91	1.33	(.47)	—

See accompanying notes which are an integral part of the financial statements.

426 Russell Strategic Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.19)	11.26	4.03	64,810	1.03	1.00	1.35	133
(.42)	11.01	(.62)	64,310	1.03	1.01	1.50	104
(.35)	11.50	8.44	101,799	1.02	1.00	2.32	186
(.59)	10.95	2.92	100,094	1.03	1.00	2.92	233
(.42)	11.24	12.90	66,054	1.01	.96	3.48	206

(.10)	11.25	3.15	69,413	1.78	1.75	.60	133
(.33)	11.01	(1.34)	81,015	1.78	1.76	.74	104
(.27)	11.49	7.56	107,160	1.77	1.75	1.56	186
(.50)	10.95	1.95	100,729	1.78	1.75	2.22	233
(.34)	11.24	12.03	114,841	1.76	1.71	2.78	206

(.19)	11.18	3.96	146,158	1.03	1.00	1.34	133
(.42)	10.94	(.59)	182,211	1.03	1.02	1.46	104
(.36)	11.42	8.46	164,834	1.02	.97	2.33	186
(.60)	10.88	2.91	150,015	1.03	.94	3.02	233
(.43)	11.17	13.07	155,358	1.01	.87	3.62	206

(.23)	11.14	4.20	1,214,059.70		.70	1.64	133
(.45)	10.91	(.24)	1,272,388.70		.70	1.79	104
(.39)	11.39	8.78	1,312,829.69		.69	2.63	186
(.62)	10.85	3.27	1,318,893.70		.69	3.27	233
(.46)	11.14	13.17	1,339,399.68		.64	3.86	206

(.22)	11.29	4.19	4,052,322.78		.75	1.60	133
(.45)	11.05	(.34)	4,152,586.78		.76	1.72	104
(.38)	11.53	8.71	3,773,716.77		.75	2.55	186
(.61)	10.98	3.15	3,220,163.78		.75	3.19	233
(.45)	11.27	13.13	2,536,795.76		.71	3.77	206

(.23)	11.15	4.31	1,778,627.59		.59	1.75	133
(.47)	10.92	(.15)	2,522,793.58		.58	1.90	104
(.40)	11.40	8.89	2,585,753.59		.59	2.73	186
(.63)	10.86	3.36	2,756,966.60		.59	3.38	233
(.47)	11.15	13.35	2,946,842.59		.56	3.97	206

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund 427

Russell Investment Company Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Investment Grade Bond Fund - Class A‡			Russell Investment Grade Bond Fund - Class S‡‡‡
	Total			Total
	Return			Return
1 Year	(0.17)%		1 Year	3.97%
5 Years	3.63	%§	5 Years	4.67	%§
10 Years	4.04	%§	10 Years	4.66	%§

Russell Investment Grade Bond Fund - Class C‡‡			Russell Investment Grade Bond Fund - Class Y
	Total			Total
	Return			Return
1 Year	2.94%		1 Year	4.21%
5 Years	3.63	%§	5 Years	4.87	%§
10 Years	3.84	%§	10 Years	4.81	%§

Russell Investment Grade Bond Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	3.71%		1 Year	4.14%
5 Years	4.46	%§	5 Years	4.22	%§
10 Years	4.46	%§	10 Years	4.64	%§

Russell Investment Grade Bond Fund - Class I
	Total
	Return
1 Year	4.05%
5 Years	4.76	%§
10 Years	4.74	%§

428 Russell Investment Grade Bond Fund

Russell Investment Company Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) employs	a better ability for issuers to pay their debt burden. This may
a multi-manager approach whereby portions of the Fund	also be generalized as a “risk on” market where investors are
are allocated to different money managers. Fund assets not	generally bullish about the economy, where credit spreads tighten
allocated to money managers are managed by Russell Investment	and yields rise. Environments that feature mass sell offs in fixed
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	income risk assets (e.g., the recent global financial crisis) will
may change the allocation of the Fund’s assets among money	tend to be unfavorable for the Fund. Given the Fund’s strategy
managers at any time. An exemptive order from the Securities	and positioning, these broad factors had a negative impact on
and Exchange Commission (“SEC”) permits RIMCo to engage	Fund performance over the year. A short duration position was
or terminate a money manager at any time, subject to approval	a primary detractor to results, as yields unexpectedly decreased
by the Fund’s Board, without a shareholder vote. Pursuant to the	over the period.
terms of the exemptive order, the Fund is required to notify its
shareholders within 90 days of when a money manager begins	How did the investment strategies and techniques employed
providing services. As of October 31, 2014, the Fund had five	by the Fund and its money managers affect its benchmark-
money managers.	relative performance?
Among most share classes, the Russell Investment Grade Bond
What is the Fund’s investment objective?	Fund underperformed its benchmark during the fiscal year. A
The Fund seeks to provide current income and the preservation	key detractor during the period was the Fund’s short duration
of capital.	position in the first part of 2014 as the U.S. yield curve flattened

How did the Fund perform relative to its benchmark for the	against expectations. To a lesser extent, selection across agency
fiscal year ended October 31, 2014?	mortgage-backed securities also detracted from performance.
However, exposure to non-agency mortgage-backed securities
For the fiscal year ended October 31, 2014, the Fund’s Class A,	such as sub-prime mortgages added value over the period given
Class C, Class E, Class I, Class S and Class Y Shares gained 3.70%,	general housing improvements, and security selection within
2.94%, 3.71%, 4.05%, 3.97% and 4.21%, respectively. This is	investment grade corporate bonds had positive results in the
compared to the Fund’s benchmark, the Barclays U.S. Aggregate	setting of U.S. economic strengthening.
Bond Index, which gained 4.14% during the same period. The
Fund’s performance includes operating expenses, whereas index	Logan Circle Partners, L.P. (“Logan Circle”) outperformed the
returns are unmanaged and do not include expenses of any kind.	Fund’s benchmark for the fiscal year. Market conditions were
For the fiscal year ended October 31, 2014, the Morningstar®	generally favorable to the manager’s portfolio and positive results were specifically achieved via positive security selection within
Intermediate-Term Bond, a group of funds that Morningstar	investment grade corporate credit. Allocations to country interest
considers to have investment strategies similar to those of the	rates and an overweight position to hard currency emerging
Fund, gained 4.08%. This return serves as a peer comparison	market debt also materially contributed to positive benchmark-
and is expressed net of operating expenses.	relative performance. Issuer selection within agency and
How did the market conditions described in the Market	commercial mortgage-backed securities was also beneficial over
Summary report affect the Fund’s performance?	the one-year period. An allocation to asset-backed securities, a
Despite a rough start at the beginning of the one-year period, the	sector including auto, credit card, and student loans, added the
U.S. bond market turned around in 2014 resulting in generally	least value over the period, but was still a positive contributor to
positive performance among bonds over the fiscal year. Various	results.
positive factors included: strengthening data for U.S. growth amid	Loomis, Sayles & Company, L.P. (“Loomis”) was hired in June
heightened geopolitical tension in select emerging economies,	2014 and outperformed the Fund’s benchmark for the portion of
which drove a U.S. Treasury rally and robust U.S. dollar	the fiscal year it was a manager in the Fund. During this time,
appreciation; continued improvements in housing fundamentals;	yield curve positioning was a most positive contributor, namely
ongoing low interest rates that fueled issuance activity; and	a long duration position amid longer-maturity bonds as the U.S.
sustained investor demand.	yield curve continued to flatten. Sector positioning was marginally
The Fund will tend to perform well in markets where non-	positive, with a minor underweight to corporate bonds adding
treasury sectors lead. These are generally environments where	value alongside a modest bias toward non-agency (such as sub-
the economy is stable and a higher coupon can be clipped, or	prime) over agency mortgages. A material preference for financial
environments where corporate profits are increasing, providing	corporate bonds over industrial corporate bonds also contributed positively.

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Russell Investment Company Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Macro Currency Group (“Macro”) underperformed the Fund’s	In March 2014, RIMCo implemented a three-pronged strategy
benchmark for the fiscal year. Despite positive attribution from	to seek to generate active returns through currency positioning
top-down, macro selections within a thematic strategy based on	by supplementing the Fund’s existing active currency mandate
developed market central bank policies, allocations amid market	with a more mechanistic strategy and to further reduce the
volatility detracted from performance. In response to heightened	Fund’s reliance on traditional fixed income market risks. This
volatility, Macro deployed an additional thematic strategy toward	approach incorporates a currency overlay, an index replication
the end of the summer of 2014. This latter strategy included a	and an enhanced cash strategy. The currency overlay utilizes
long position to the Japanese Yen (JPY) versus a short position to	currency forward contracts to take long and short positions in
the Australian Dollar (AUD) that led to negative results when the	global foreign exchange markets. Because the currency overlay
AUD failed to sell-off at the same rate as JPY.	is an out-of-benchmark position, RIMCo implemented an index
Metropolitan West Asset Management, LLC (“Met West”)	replication strategy in connection with the currency overlay to
outperformed the Fund’s benchmark for the fiscal year. Exposure	provide benchmark-like exposure to its	overall strategy. The
to, and security selection within, non-agency residential	enhanced cash strategy is designed to provide for modest returns
mortgage-backed securities consistently contributed positively	on the cash held in connection with the currency overlay and
throughout the one-year period. General allocations to asset-	index replication strategies. For the portion of the fiscal year in
and commercial-mortgage backed securities, or sectors tied to	which it was employed in the Fund, the currency overlay strategy
securitized assets such as credit cards, student loans, shopping	was positive for Fund performance, as was the underlying index
malls, or apartment complexes, also contributed positively, but	replication strategy, due to its slightly greater interest rate
to a lesser extent. Selections to corporate bonds detracted from	sensitivity as yields fell.
performance throughout the period, whereas detractions from
positioning along the U.S. yield curve only negatively impacted	RIMCo also implemented tactical ‘tilts’ in March 2014 based
performance at the start of the period.	on its judgments regarding shorter-term opportunities to seek to
Neuberger Berman Fixed Income LLC (“Neuberger”)	generate returns and/or mitigate risk by purchasing and shorting
outperformed the Fund’s benchmark for the fiscal year. Market	U.S. Treasury futures and currency forward contracts. These tilts
conditions were most favorable to the manager’s investment-grade	detracted modestly during the period as negative impacts from
corporate bond allocations, where security selections within	RIMCo’s Treasury futures selections outweighed positive results
investment grade financials and industrials added the greatest	from currency forward contracts.
value to performance results. Issuer selections across securitized
sectors, including agency, non-agency, and commercial-mortgage	Describe any changes to the Fund’s structure or the money
backed bonds, were also positive contributors to performance for	manager line-up.
the period.	In June 2014, RIMCo terminated Pacific Investment Management
Company as a money manager for the Fund and hired Loomis,
Pacific Investment Management Company LLC (“PIMCO”)	Sayles & Company, L.P. as a money manager for the Fund. There
was terminated in June 2014 and underperformed the Fund’s	were some minor re-weightings among managers and strategies
benchmark for the portion of the fiscal year it was a manager in the	within the Fund as a result of these changes.
Fund. Adverse yield curve and interest rate positioning was the
primary driver to negative results. In particular, an underweight	Money Managers as of October 31,
to longer-term securities was a key detractor.	2014	Styles
RIMCo manages the portion of the Fund’s assets that RIMCo	Logan Circle Partners, L.P.	Fully Discretionary
determines not to allocate to the money managers. Assets not	Loomis, Sayles & Company, L.P.	Fully Discretionary
allocated to managers include the Fund’s liquidity reserves and	Macro Currency Group – an investment	Fully Discretionary
assets which may be managed directly by RIMCo to modify the	group within Principal Global Investors LLC¹
	Metropolitan West Asset Management, LLC	Fully Discretionary
Fund’s overall portfolio characteristics to seek to achieve the	Neuberger Berman Fixed Income LLC	Enhanced Core
desired risk/return profile for the Fund.
During the period, RIMCo utilized futures and swaps to seek to	¹ Principal Global Investors LLC is the asset management arm of the Principal
achieve the Fund benchmark’s duration exposures with respect to	Financial Group® (The Principal®), which includes various member companies
the portion of the Fund allocated to cash reserves. While this was	including Principal Global Investors LLC, Principal Global Investors (Europe)
Limited, and others. The Macro Currency Group is the specialist currency
a positive in terms of absolute return contribution, it detracted	investment group within Principal Global Investors. Where used herein, Macro
relative to the benchmark.	Currency Group means Principal Global Investors LLC.

430 Russell Investment Grade Bond Fund

Russell Investment Company Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.
‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.
‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Grade Bond Fund 431

Russell Investment Company Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,022.60	$1,021.07
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$4.18	$4.18

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,018.40	$1,017.39
	Expenses Paid During Period*	$7.89	$7.88
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 1.55%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,022.20	$1,021.17
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$4.08	$4.08
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 0.80%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

432 Russell Investment Grade Bond Fund

Russell Investment Company Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class I	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,023.90	$1,022.84
Expenses Paid During Period*	$2.40	$2.40

* Expenses are equal to the Fund's annualized expense ratio of 0.47%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,023.50	$1,022.43
Expenses Paid During Period*	$2.81	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,024.90	$1,023.39
Expenses Paid During Period*	$1.84	$1.84

* Expenses are equal to the Fund's annualized expense ratio of 0.36%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Grade Bond Fund 433

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 88.7%			Series 2012-1 Class A3
			0.780% due 06/15/16	1,018	1,019
Asset-Backed Securities - 8.4%			Bayview Financial Acquisition Trust
Access Group, Inc.			Series 2006-A Class 1A3
Series 2004-2 Class A3			5.865% due 02/28/41	410	421
0.424% due 10/25/24 (Ê)	700	655	Bear Stearns Asset Backed Securities
Accredited Mortgage Loan Trust			I Trust
Series 2007-1 Class A4			Series 2005-TC2 Class A3
0.372% due 02/25/37 (Ê)	2,583	2,025	0.525% due 08/25/35 (Ê)	436	433
Ally Auto Receivables Trust			BMW Vehicle Owner Trust
Series 2011-1 Class A4			Series 2011-A Class A4
2.230% due 03/15/16	310	310	1.030% due 02/26/18	1,192	1,194
Series 2012-1 Class A4			BNC Mortgage Loan Trust
1.210% due 07/15/16	770	773	Series 2008-4 Class A3A
Series 2012-3 Class A3			0.402% due 11/25/37 (Ê)	98	97
0.850% due 08/15/16	2,420	2,423	Brazos Higher Education Authority
Series 2012-4 Class A3			Series 2010-1 Class A2
0.590% due 01/17/17	2,487	2,489	1.438% due 02/25/35 (Ê)	1,100	1,138
Series 2013-1 Class A3			Series 2011-2 Class A3
0.630% due 05/15/17	1,186	1,187	1.234% due 10/27/36 (Ê)	725	737
Series 2014-2 Class A3			California Republic Auto Receivables
1.250% due 04/15/19	415	416	Trust
Ally Master Owner Trust			1.570% due 12/16/19	894	894
Series 2013-1 Class A2			Capital Auto Receivables Asset Trust
1.000% due 02/15/18	2,330	2,335	Series 2013-1 Class B
Alm Loan Funding			1.290% due 04/20/18	1,450	1,453
Series 2012-7A Class A1			CarFinance Capital Auto Trust
1.651% due 10/19/24 (Å)(Ê)	750	746	Series 2014-1A Class A
American Express Credit Account			1.460% due 12/17/18 (Þ)	781	783
Master Trust			Carnow Auto Receivables Trust
Series 2012-2 Class A			Series 2014-1A Class A
0.680% due 03/15/18	690	691	0.960% due 01/17/17 (Þ)	780	780
American Express Issuance Trust			Carrington Mortgage Loan Trust
0.582% due 08/15/19	892	895	Series 2005-NC3 Class M1
American Homes 4 Rent			0.592% due 06/25/35 (Ê)	1,547	1,545
Series 2014-SFR2 Class A			Series 2005-NC5 Class A2
3.786% due 10/17/36 (Þ)	980	988	0.472% due 10/25/35 (Ê)	18	18
American Money Management Corp.			CCG Receivables Trust
1.680% due 07/27/26	750	745	Series 2013-1 Class A2
Americredit Automobile Receivables			1.050% due 08/14/20 (Þ)	632	633
Trust			Series 2014-1 Class A2
1.920% due 11/08/19	240	241	1.060% due 11/15/21 (Þ)	765	765
AmeriCredit Automobile Receivables			Centex Home Equity Loan Trust
Trust			Series 2003-B Class AF4
Series 2012-5 Class A3			3.735% due 02/25/32	2,253	2,268
0.620% due 06/08/17	604	604	Series 2005-D Class M1
Series 2013-2 Class A2			0.582% due 10/25/35 (Ê)	1,545	1,513
0.530% due 11/08/16	187	187	CFC LLC
Series 2013-3 Class A2			Series 2013-1A Class A
0.680% due 10/11/16	651	651	1.650% due 07/17/17 (Þ)	321	321
Series 2014-1 Class A2			Chase Issuance Trust
0.570% due 07/10/17	1,432	1,432	Series 2012-A3 Class A3
Series 2014-2 Class A2B			0.790% due 06/15/17	2,155	2,159
0.433% due 10/10/17 (Ê)	2,215	2,215	Chesapeake Funding LLC
Ameriquest Mortgage Securities, Inc.			Series 2014-1A Class C
0.580% due 07/25/35	1,518	1,517	1.353% due 03/07/26 (Ê)(Þ)	365	365
Series 2005-R10 Class A2B			CIT Education Loan Trust
0.372% due 01/25/36 (Ê)	125	125	Series 2007-1 Class A
Argent Securities, Inc.			0.324% due 03/25/42 (Ê)(Þ)	866	823
Series 2005-W2 Class A2B1			Citibank Credit Card Issuance Trust
0.352% due 10/25/35 (Ê)	256	255	Series 2006-A7 Class A7
Asset Backed Funding Certificates			0.294% due 12/17/18 (Ê)	2,060	2,054
Series 2005-WMC1 Class M1			Series 2014-A8 Class A8
0.812% due 06/25/35 (Ê)	609	600	1.730% due 04/09/20	1,057	1,061
Bank of America Auto Trust

See accompanying notes which are an integral part of the financial statements.

434 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
CountryPlace Manufactured Housing			1.607% due 07/17/26	730	724
Contract Trust			Ford Credit Auto Lease Trust
Series 2005-1 Class A4			1.100% due 11/15/17	823	825
5.200% due 12/15/35 (Þ)	675	712	Ford Credit Auto Owner Trust
Countrywide Asset-Backed Certificates			1.420% due 08/15/19	1,364	1,368
Series 2006-BC1 Class 1A			Series 2011-B Class A4
0.352% due 04/25/36 (Ê)	443	396	1.350% due 12/15/16	339	340
Series 2006-BC4 Class 2A2			Series 2012-A Class A3
0.312% due 11/25/36 (Ê)	1,185	1,110	0.840% due 08/15/16	288	288
CPS Auto Receivables Trust			Series 2012-D Class A3
Series 2014-C Class A			0.510% due 04/15/17	653	653
1.310% due 02/15/19 (Þ)	554	554	Series 2014-2 Class A
Credit Acceptance Auto Loan Trust
Series 2014-2A Class A			2.310% due 04/15/26 (Þ)	669	671
1.880% due 03/15/22 (Þ)	465	465	Series 2014-A Class A2
Credit-Based Asset Servicing and			0.480% due 11/15/16	668	668
Securitization LLC			Global SC Finance SRL
Series 2004-CB7 Class AF5			3.090% due 07/17/29	863	851
4.922% due 10/25/34	371	387	Higher Education Funding I
Series 2005-CB5 Class AV2			Series 2014-1 Class A
0.415% due 08/25/35 (Ê)	9	9	1.288% due 05/25/34 (Ê)(Þ)	706	714
Discover Card Execution Note Trust			Honda Auto Receivables Owner Trust
0.525% due 11/15/19	585	587	0.480% due 12/15/16	931	931
2.120% due 12/15/21	600	603	1.310% due 10/15/20	559	558
Series 2012-A1 Class A1			Series 2012-1 Class A4
0.810% due 08/15/17	2,120	2,123	0.970% due 04/16/18	750	752
Series 2014-A5 Class A			Series 2012-2 Class A3
1.390% due 04/15/20	783	783	0.700% due 02/16/16	734	735
DT Auto Owner Trust			HSBC Home Equity Loan Trust
Series 2013-2A Class A			Series 2006-1 Class A1
0.810% due 09/15/16 (Þ)	269	270	0.317% due 01/20/36 (Ê)	719	715
Education Loan Asset-Backed Trust I			Hyundai Auto Receivables Trust
Series 2013-1 Class B1			Series 2011-C Class A4
1.152% due 11/25/33 (Ê)(Þ)	1,740	1,620	1.300% due 02/15/18	1,756	1,766
Educational Funding of the South, Inc.			Series 2012-A Class A3
Series 2011-1 Class A2			0.720% due 03/15/16	4	4
0.884% due 04/25/35 (Ê)	742	744	Series 2013-A Class A3
EFS Volunteer No. 3 LLC			0.560% due 07/17/17	2,051	2,053
Series 2012-1 Class A3			JGWPT XXX LLC
1.155% due 04/25/33 (Ê)(Þ)	775	786	Series 2013-3A Class A
Exeter Automobile Receivables Trust			4.080% due 01/17/73 (Þ)	464	488
Series 2013-1A Class A			JGWPT XXXII LLC
1.290% due 10/16/17 (Þ)	333	334	Series 2014-2A Class A
Series 2014-3A Class A			3.610% due 01/17/73 (Þ)	609	619
1.320% due 01/15/19 (Þ)	775	775	Lehman ABS Manufactured Housing
Fannie Mae Grantor Trust			Contract Trust
Series 2003-T4 Class 1A			Series 2001-B Class A4
0.372% due 09/26/33 (Ê)	112	110	5.270% due 04/15/40	451	483
Series 2003-T4 Class 2A5			Morgan Stanley ABS Capital I, Inc. Trust
5.407% due 09/26/33	736	805	Series 2003-NC6 Class M1
Fannie Mae REMICS			1.352% due 06/25/33 (Ê)	266	258
Series 1999-56 Class Z			Series 2003-NC7 Class M1
7.000% due 12/18/29	95	108	1.202% due 06/25/33 (Ê)	224	211
Fannie Mae Whole Loan			Navient Student Loan Trust
Series 2003-W5 Class A			Series 2014-2 Class A
0.372% due 04/25/33 (Ê)	45	44	0.797% due 03/25/43 (Ê)	1,506	1,497
Series 2003-W9 Class A			Series 2014-3 Class A
0.392% due 06/25/33 (Ê)	64	62	0.777% due 03/25/43 (Ê)	1,956	1,958
Flagship CLO			Series 2014-AA Class A2A
Series 2014-8A Class A			2.740% due 02/15/29 (Þ)	1,285	1,284
1.773% due 01/16/26 (Å)(Ê)	620	620	Nelnet Student Loan Trust
Flagship Credit Auto Trust			Series 2011-1A Class A
Series 2014-2 Class A			1.002% due 02/25/43 (Ê)(Þ)	1,383	1,403
1.430% due 12/16/19 (Þ)	745	745	Series 2014-4A Class A2
Flatiron CLO, Ltd.			1.102% due 11/25/43 (Ê)(Þ)	725	725

			See accompanying notes which are an integral part of the financial statements.

			Russell Investment Grade Bond Fund 435

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
New Century Home Equity Loan Trust			Series 2013-A Class A2
Series 2005-2 Class M1			0.800% due 10/17/16 (Þ)	196	196
0.582% due 06/25/35 (Ê)	1,924	1,912	Series 2014-1 Class A2A
Series 2005-4 Class A2C			0.660% due 06/15/17	1,139	1,139
0.522% due 09/25/35 (Ê)	1,269	1,260	Series 2014-4 Class B
Nissan Auto Lease Trust			1.820% due 05/15/19	1,264	1,268
Series 2012-B Class A4			Saxon Asset Securities Trust
0.740% due 09/17/18	455	455	Series 2004-1 Class A
Nissan Auto Receivables Owner Trust			0.695% due 03/25/35 (Ê)	57	50
Series 2011-B Class A3			SLM Private Education Loan Trust
0.950% due 02/16/16	186	186	Series 2010-A Class 2A
Series 2011-B Class A4			3.403% due 05/16/44 (Ê)(Þ)	2,987	3,162
1.240% due 01/16/18	1,870	1,878	Series 2012-B Class A2
North Carolina State Education			3.480% due 10/15/30 (Þ)	1,470	1,534
Assistance Authority			SLM Student Loan Trust
Series 2011-2 Class A2			0.979% due 10/25/28	320	290
1.034% due 07/25/25 (Ê)	750	754	1.229% due 04/27/43	300	280
OHA Credit Partners VII, Ltd.			Series 2006-2 Class A6
Series 2012-7A Class A			0.404% due 01/25/41 (Ê)	950	876
1.652% due 11/20/23 (Ê)(Þ)	750	746	Series 2006-8 Class A6
Park Place Securities, Inc.
Series 2004-WCW2 Class M1			0.394% due 01/25/41 (Ê)	950	865
1.082% due 10/25/34 (Ê)	583	583	Series 2007-6 Class B
Series 2005-WCH1 Class M2			1.084% due 04/27/43 (Ê)	149	138
0.672% due 01/25/36 (Ê)	1,081	1,075	Series 2008-2 Class B
Series 2005-WHQ2 Class A1B			1.434% due 01/25/29 (Ê)	160	146
0.422% due 05/25/35 (Ê)	848	845	Series 2008-3 Class B
Popular ABS Mortgage Pass-Through			1.434% due 04/25/29 (Ê)	160	147
Trust			Series 2008-4 Class A4
Series 2005-6 Class A3			1.884% due 07/25/22 (Ê)	2,400	2,524
4.348% due 01/25/36	124	114	Series 2008-4 Class B
Prestige Auto Receivables Trust			2.084% due 04/25/29 (Ê)	160	161
Series 2013-1A Class A2			Series 2008-5 Class B
1.090% due 02/15/18 (Þ)	440	441	2.084% due 07/25/29 (Ê)	230	236
Series 2014-1A Class A3			Series 2008-6 Class B
1.520% due 04/15/20 (Þ)	900	900	2.084% due 07/25/29 (Ê)	160	160
RAMP Trust			Series 2008-7 Class B
Series 2003-RS2 Class AII			2.084% due 07/25/29 (Ê)	160	161
0.832% due 03/25/33 (Ê)	50	45	Series 2008-8 Class B
Series 2003-RS11 Class AI6A			2.484% due 10/25/29 (Ê)	160	169
5.980% due 12/25/33	173	186	Series 2008-9 Class B
RASC Trust			2.484% due 10/25/29 (Ê)	230	244
Series 2001-KS3 Class AII			Series 2013-4 Class A
0.612% due 09/25/31 (Ê)	26	24	0.705% due 06/25/27 (Ê)	653	653
Series 2003-KS4 Class AIIB			Specialty Underwriting & Residential
0.732% due 06/25/33 (Ê)	96	86	Finance Trust
Renaissance Home Equity Loan Trust			Series 2003-BC1 Class A
Series 2005-2 Class AF4			0.832% due 01/25/34 (Ê)	25	22
4.934% due 08/25/35	585	568	Structured Asset Securities Corp.
Series 2006-1 Class AF6			Series 2005-WF4 Class A4
5.746% due 05/25/36	226	167	0.512% due 11/25/35 (Ê)	287	286
Santander Drive Auto Receivables Trust			Tidewater Auto Receivables Trust
1.000% due 01/16/18	912	912	Series 2014-AA Class A3
1.620% due 02/15/19	957	962	1.400% due 07/15/18 (Þ)	1,475	1,475
Series 2012-5 Class A3			Toyota Auto Receivables Owner Trust
0.830% due 12/15/16	230	230	Series 2013-A Class A3
Series 2013-1 Class A3			0.550% due 01/17/17	755	756
0.620% due 06/15/17	1,077	1,078	Series 2014-C Class A2
Series 2013-1 Class B			0.510% due 02/15/17	978	978
1.160% due 01/15/19	1,795	1,799	Volkswagen Auto Loan Enhanced Trust
			Series 2012-1 Class A3
Series 2013-2 Class A3			0.850% due 08/22/16	775	776
0.700% due 09/15/17	4,458	4,462
Series 2013-3 Class A3			Volkswagen Credit Auto Master Trust
0.700% due 10/16/17	3,610	3,612	0.506% due 07/22/19	652	652
			World Omni Auto Receivables Trust

See accompanying notes which are an integral part of the financial statements.

436 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-A Class A4			Series FRN
1.910% due 04/15/16	1,599	1,601	0.620% due 02/12/16 (Ê)	647	648
Series 2014-B Class A4			BAE Systems Holdings, Inc.
1.680% due 12/15/20	722	718	3.800% due 10/07/24 (Å)	1,070	1,077
		132,216	Bank of America Corp.
Corporate Bonds and Notes - 19.0%			2.000% due 01/11/18	2,660	2,667
21st Century Fox America, Inc.			2.600% due 01/15/19	1,534	1,549
3.700% due 09/15/24 (Þ)	1,928	1,959	4.100% due 07/24/23	423	441
6.150% due 02/15/41	775	954	4.200% due 08/26/24	1,785	1,798
8.250% due 10/17/96	65	89	4.250% due 10/22/26	1,113	1,105
Actavis Funding SCS Co.			5.000% due 01/21/44	336	367
1.300% due 06/15/17	350	345	4.875% due 04/01/44	810	867
Actavis, Inc.			Bank of America NA
1.875% due 10/01/17	655	649	Series BKNT
Allstate Corp. (The)			5.300% due 03/15/17	400	434
5.750% due 08/15/53	980	1,042	0.534% due 06/15/17 (Ê)	1,340	1,330
Altria Group, Inc.			6.100% due 06/15/17	1,900	2,108
10.200% due 02/06/39	539	923	Bank of New York Mellon Corp. (The)
4.250% due 08/09/42	945	885	1.969% due 06/20/17	765	780
American Airlines Pass-Through Trust			Series G
4.950% due 01/15/23	1,180	1,260	2.200% due 05/15/19	640	642
American Campus Communities			Bayer US Finance LLC
Operating Partnership, LP			2.375% due 10/08/19 (Þ)	705	706
4.125% due 07/01/24	680	689	3.000% due 10/08/21 (Þ)	840	844
American Electric Power Co., Inc.
1.650% due 12/15/17	440	441	3.375% due 10/08/24 (Þ)	678	680
American Honda Finance Corp.			Bear Stearns Cos. LLC (The)
2.250% due 08/15/19	3,264	3,280	5.550% due 01/22/17	690	750
American International Group, Inc.			7.250% due 02/01/18	425	494
5.850% due 01/16/18	1,410	1,589	Becton Dickinson and Co.
8.175% due 05/15/58	160	217	3.250% due 11/12/20	590	595
American Tower Trust I			Bellsouth Capital Funding Corp.
3.070% due 03/15/23 (Þ)	1,000	991	7.875% due 02/15/30	635	848
Ameriprise Financial, Inc.			Boston Properties, LP
3.700% due 10/15/24	485	492	5.625% due 11/15/20	1,140	1,304
Amgen, Inc.			Boston Scientific Corp.
1.250% due 05/22/17	710	705	6.000% due 01/15/20	1,335	1,531
			Burlington Northern and Santa Fe
Anadarko Petroleum Corp.			Railway Co. Pass-Through Trust
6.450% due 09/15/36	391	482	Series 2005-4
4.500% due 07/15/44	400	393	4.967% due 04/01/23	116	128
Anheuser-Busch InBev Finance, Inc.			Burlington Northern Santa Fe LLC
3.700% due 02/01/24	755	777	6.875% due 12/01/27	90	114
4.625% due 02/01/44	1,120	1,165	4.900% due 04/01/44	469	505
Anheuser-Busch InBev Worldwide, Inc.			4.550% due 09/01/44	260	264
2.875% due 02/15/16	390	401	Capital One Financial Corp.
1.375% due 07/15/17	1,935	1,939	2.450% due 04/24/19	1,693	1,698
5.375% due 01/15/20	1,085	1,232	Capital One N.A.
Apache Corp.			2.950% due 07/23/21	756	751
3.250% due 04/15/22	445	449	CareFusion Corp.
6.000% due 01/15/37	374	436	6.375% due 08/01/19	415	482
Apollo Management Holdings, LP			Catholic Health Initiatives
4.000% due 05/30/24 (Þ)	790	796	4.350% due 11/01/42	350	338
Apple, Inc.			CBS Corp.
0.489% due 05/03/18 (Ê)	1,875	1,878	4.300% due 02/15/21	955	1,026
2.850% due 05/06/21	485	492	CenterPoint Energy Resources Corp.
ARC Properties Operating Partnership,			6.125% due 11/01/17	125	142
LP/Clark Acquisition LLC			Citigroup, Inc.
2.000% due 02/06/17	750	732	1.350% due 03/10/17	1,245	1,245
AT&T, Inc.			6.000% due 08/15/17	475	530
2.950% due 05/15/16	2,530	2,610	6.125% due 11/21/17	1,980	2,226
4.300% due 12/15/42	296	276	2.500% due 09/26/18	2,025	2,050
			5.375% due 08/09/20	500	568

			See accompanying notes which are an integral part of the financial statements.
				Russell Investment Grade Bond Fund 437

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Cleveland Clinic Bonds			Enterprise Products Operating LLC
4.858% due 01/01/14	290	287	2.550% due 10/15/19	1,170	1,170
CNA Financial Corp.			5.250% due 01/31/20	760	856
7.350% due 11/15/19	643	779	3.750% due 02/15/25	321	323
Comcast Corp.			5.100% due 02/15/45	630	667
4.200% due 08/15/34	759	766	ERAC USA Finance LLC
6.950% due 08/15/37	855	1,160	2.350% due 10/15/19 (Þ)	1,756	1,744
4.650% due 07/15/42	1,205	1,268	ERP Operating Limited Partnership
4.750% due 03/01/44	201	216	2.375% due 07/01/19 (ö)	1,726	1,726
Commonwealth Edison Co.			Exelon Generation Co. LLC
5.800% due 03/15/18	865	982	5.600% due 06/15/42	655	705
ConAgra Foods, Inc.			Express Scripts Holding Co.
4.950% due 08/15/20	825	909	3.125% due 05/15/16	830	859
Consolidated Edison Co. of New York,			6.125% due 11/15/41	360	446
Inc.			Farmers Exchange Capital
4.450% due 03/15/44	183	192	7.200% due 07/15/48 (Þ)	700	861
Continental Airlines Pass-Through Trust			Farmers Exchange Capital II
9.000% due 07/08/16	373	414	6.151% due 11/01/53 (Þ)	700	765
5.983% due 04/19/22	1,362	1,506	Fifth Third Bank
Corporate Office Properties, LP			2.375% due 04/25/19	605	608
3.700% due 06/15/21	1,169	1,161	FirstEnergy Corp.
Crown Castle Towers LLC			Series C
4.174% due 08/15/17 (Þ)	1,550	1,627	7.375% due 11/15/31	197	234
CSX Corp.			FirstEnergy Transmission, LLC
4.500% due 08/01/54	355	353	5.450% due 07/15/44	959	987
CVS Caremark Corp.			Ford Motor Credit Co. LLC
2.250% due 08/12/19	2,435	2,424	1.700% due 05/09/16	1,000	1,008
CVS Pass-Through Trust			1.684% due 09/08/17	2,483	2,471
4.163% due 08/10/36	91	92	2.597% due 11/04/19	1,430	1,425
Daimler Finance NA LLC			Forest Laboratories, Inc.
1.250% due 01/11/16 (Þ)	255	256	4.875% due 02/15/21 (Þ)	1,760	1,877
Delta Air Lines Pass-Through Trust			Freeport-McMoRan, Inc.
Series 2010-1			3.100% due 03/15/20	1,100	1,096
6.200% due 07/02/18	266	295	3.875% due 03/15/23	755	746
Devon Energy Corp.			General Electric Capital Corp.
4.000% due 07/15/21	485	510	0.404% due 02/15/17 (Ê)	900	899
Dignity Health			4.375% due 09/16/20	700	769
5.267% due 11/01/64	202	204
DIRECTV Holdings LLC / DIRECTV			5.875% due 01/14/38	965	1,184
Financing Co., Inc.			Series GMTN
3.125% due 02/15/16	1,210	1,243	0.880% due 07/12/16 (Ê)	1,001	1,009
5.000% due 03/01/21	3,073	3,384	3.100% due 01/09/23	685	686
4.450% due 04/01/24	595	621	6.150% due 08/07/37	670	844
Discover Bank			General Electric Co.
Series BKNT			5.250% due 12/06/17	815	907
3.200% due 08/09/21	735	735	4.500% due 03/11/44	1,270	1,354
Dominion Resources, Inc.			General Mills, Inc.
Series C			0.433% due 01/28/16 (Ê)	700	700
4.050% due 09/15/42	412	389	1.400% due 10/20/17	865	864
Dow Chemical Co. (The)			2.200% due 10/21/19	1,251	1,243
4.625% due 10/01/44	745	732	Series FRN
Duke Energy Progress, Inc.			0.533% due 01/29/16 (Ê)	1,020	1,021
3.000% due 09/15/21	1,020	1,040	General Motors Financial Co., Inc.
eBay, Inc.			3.000% due 09/25/17	1,834	1,871
0.433% due 07/28/17 (Ê)	935	928	Genworth Holdings, Inc.
0.715% due 08/01/19 (Ê)	775	758	7.700% due 06/15/20	630	756
El Paso Pipeline Partners Operating Co.			4.800% due 02/15/24	272	282
LLC			Georgia Power Co.
6.500% due 04/01/20	332	380	4.300% due 03/15/42	445	457
5.000% due 10/01/21	843	900	Georgia-Pacific LLC
Energy Transfer Partners, LP			8.875% due 05/15/31	695	1,061
4.150% due 10/01/20	580	604	Gilead Sciences, Inc.
6.050% due 06/01/41	680	755	4.800% due 04/01/44	649	703

See accompanying notes which are an integral part of the financial statements.
438 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Glencore Funding LLC			KCP&L Greater Missouri Operations Co.
4.625% due 04/29/24 (Þ)	1,450	1,465	8.270% due 11/15/21	425	536
Goldman Sachs Group, Inc. (The)			Kinder Morgan Energy Partners, LP
6.250% due 09/01/17	1,025	1,149	3.500% due 03/01/16	735	757
2.900% due 07/19/18	1,175	1,202	3.500% due 03/01/21	765	761
2.625% due 01/31/19	1,436	1,447	4.150% due 02/01/24	520	515
2.550% due 10/23/19	2,582	2,566	5.500% due 03/01/44	465	466
5.750% due 01/24/22	640	737	KLA-Tencor Corp.
3.625% due 01/22/23	501	502	4.650% due 11/01/24	758	760
1.830% due 11/29/23	490	506	Kroger Co. (The)
4.000% due 03/03/24	888	907	2.300% due 01/15/19	765	766
			Lehman Brothers Holdings Capital Trust
6.750% due 10/01/37	2,325	2,850	VII
4.800% due 07/08/44	1,305	1,348	5.857% due 11/29/49 (ƒ)(Ø)	1,450	—
Halliburton Co.			Lehman Brothers Holdings, Inc.
4.750% due 08/01/43	270	289	6.500% due 07/19/17 (Ø)	390	—
HCP, Inc.			6.750% due 12/28/17 (Ø)	990	—
3.750% due 02/01/16	555	575	Life Technologies Corp.
6.300% due 09/15/16	135	148	6.000% due 03/01/20	980	1,131
2.625% due 02/01/20	1,725	1,712	Lorillard Tobacco Co.
Health Care REIT, Inc.			6.875% due 05/01/20	1,934	2,283
6.125% due 04/15/20	1,000	1,158	Manufacturers & Traders Trust Co.
4.950% due 01/15/21	245	269	5.585% due 12/28/20	180	187
6.500% due 03/15/41	530	670	Marathon Petroleum Corp.
Hess Corp.			3.500% due 03/01/16	490	506
3.500% due 07/15/24	410	407	4.750% due 09/15/44	1,233	1,240
Hewlett-Packard Co.			Massachusetts Institute of Technology
3.300% due 12/09/16	1,605	1,665	3.959% due 07/01/38	249	254
3.750% due 12/01/20	1,185	1,216	McKesson Corp.
4.650% due 12/09/21	590	633	2.284% due 03/15/19	1,415	1,409
6.000% due 09/15/41	765	853	4.883% due 03/15/44	469	497
Historic TW, Inc.			Medco Health Solutions, Inc.
8.050% due 01/15/16	565	612	4.125% due 09/15/20	675	723
Home Depot, Inc.			Merck & Co., Inc.
4.400% due 03/15/45	680	712	0.591% due 05/18/18 (Ê)	1,870	1,877
Hospira, Inc.			MetLife, Inc.
5.200% due 08/12/20	1,125	1,218	10.750% due 08/01/39	950	1,542
5.800% due 08/12/23	200	221	4.721% due 12/15/44	542	573
Humana, Inc.			Metropolitan Life Global Funding I
4.950% due 10/01/44	630	648	3.875% due 04/11/22 (Þ)	900	954
Huntington National Bank (The)			Mizuho Bank, Ltd.
Series BKNT			1.300% due 04/16/17 (Þ)	615	612
1.300% due 11/20/16	1,240	1,242	Morgan Stanley
International Paper Co.			0.681% due 10/18/16 (Ê)	545	546
4.800% due 06/15/44	364	358	5.550% due 04/27/17	410	449
IPALCO Enterprises, Inc.			2.125% due 04/25/18	2,290	2,296
7.250% due 04/01/16 (Þ)	1,250	1,331	3.875% due 04/29/24	2,077	2,104
Johnson Controls, Inc.			3.700% due 10/23/24	1,229	1,227
4.625% due 07/02/44	1,060	1,064	Series GMTN
JPMorgan Chase Capital XXIII			5.450% due 01/09/17	600	651
1.234% due 05/15/47 (Ê)	3,495	2,831	6.625% due 04/01/18	905	1,036
JPMorgan Chase & Co.
1.350% due 02/15/17	1,210	1,212	5.500% due 07/24/20	535	604
2.200% due 10/22/19	960	948	4.350% due 09/08/26	960	963
3.875% due 02/01/24	735	761	Mutual of Omaha Insurance Co.
			4.297% due 07/15/54 (Þ)	700	712
3.875% due 09/10/24	2,020	2,007	National City Bank
JPMorgan Chase Bank NA			Series BKNT
Series BKNT			0.603% due 06/07/17 (Ê)	900	893
5.875% due 06/13/16	85	91	Nationwide Mutual Insurance Co.
6.000% due 10/01/17	1,800	2,016	5.810% due 12/15/24 (Þ)	700	699
Juniper Networks, Inc.			NextEra Energy Capital Holdings, Inc.
3.100% due 03/15/16	815	835	2.700% due 09/15/19	316	321

			See accompanying notes which are an integral part of the financial statements.
			Russell Investment Grade Bond Fund 439

Russell Investment Company Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.625% due 06/15/23	900	916	4.125% due 02/01/22	311	324
Niagara Mohawk Power Corp.			Sempra Energy
4.278% due 10/01/34 (Þ)	546	559	9.800% due 02/15/19	1,651	2,155
NiSource Finance Corp.			3.550% due 06/15/24	550	561
6.400% due 03/15/18	250	286	SL Green Realty Corp. / SL Green
Noble Energy, Inc.			Operating Partnership / Reckson
5.250% due 11/15/43	382	411	Operating Partnership
North Shore Long Island Jewish Health			7.750% due 03/15/20	550	661
Care, Inc.			Southern Co. (The)
4.800% due 11/01/42	575	576	1.300% due 08/15/17	536	534
NYU Hospitals Center			2.150% due 09/01/19	2,562	2,552
5.750% due 07/01/43	180	215	Southern Power Co.
Oncor Electric Delivery Co. LLC			5.250% due 07/15/43	290	324
6.800% due 09/01/18	1,350	1,591	Southwestern Electric Power Co.
ONEOK Partners, LP			3.550% due 02/15/22	524	543
3.200% due 09/15/18	725	750	St. Jude Medical, Inc.
Oracle Corp.			3.250% due 04/15/23	1,105	1,100
2.250% due 10/08/19	2,535	2,541	Synchrony Financial
4.300% due 07/08/34	438	451	3.000% due 08/15/19	1,225	1,238
4.500% due 07/08/44	650	671	Sysco Corp.
PACCAR Financial Corp.			3.500% due 10/02/24	755	766
0.504% due 02/08/16 (Ê)	260	261	4.350% due 10/02/34	116	119
0.423% due 06/06/17 (Ê)	50	50	4.500% due 10/02/44	421	432
0.833% due 12/06/18 (Ê)	510	513	Tennessee Gas Pipeline Co. LLC
Pacific Gas & Electric Co.			8.000% due 02/01/16	1,605	1,738
4.750% due 02/15/44	1,241	1,331	The Mosaic Co.
Pacific LifeCorp			5.450% due 11/15/33	414	462
5.125% due 01/30/43 (Þ)	279	291	Thermo Fisher Scientific, Inc.
PacifiCorp			2.400% due 02/01/19	620	624
2.950% due 02/01/22	945	965	TIAA Asset Management Finance Co.
Panhandle Eastern Pipe Line Co., LP			LLC
8.125% due 06/01/19	1,725	2,108	2.950% due 11/01/19 (Þ)	324	324
Pfizer, Inc.			4.125% due 11/01/24 (Þ)	137	138
0.384% due 05/15/17 (Ê)	1,300	1,299	Time Warner Cable, Inc.
6.200% due 03/15/19	350	409	5.000% due 02/01/20	570	638
Plains All American Pipeline, LP and			6.550% due 05/01/37	605	761
PAA Finance Corp.			7.300% due 07/01/38	785	1,080
3.600% due 11/01/24	846	841	Time Warner, Inc.
PNC Bank NA			2.100% due 06/01/19	725	715
3.300% due 10/30/24	1,130	1,126	4.875% due 03/15/20	1,570	1,730
Precision Castparts Corp.			Toyota Motor Credit Corp.
2.500% due 01/15/23	685	665	0.521% due 05/17/16 (Ê)	1,820	1,824
Principal Financial Group, Inc.			Travelers Cos., Inc. (The)
3.300% due 09/15/22	713	717	4.600% due 08/01/43	735	787
Procter & Gamble Co. (The)			U.S. Bancorp
0.319% due 11/04/16 (Ê)	1,500	1,501	2.200% due 04/25/19	1,185	1,191
Progress Energy, Inc.			UDR, Inc.
7.750% due 03/01/31	702	1,000	4.625% due 01/10/22	827	892
Prudential Holdings LLC			United Airlines
8.695% due 12/18/23 (Þ)	646	827	4.000% due 10/11/27	590	597
Public Service Co. of New Mexico			UnitedHealth Group, Inc.
7.950% due 05/15/18	675	805	6.000% due 06/15/17	4	5
Quest Diagnostics, Inc.			1.400% due 10/15/17	590	593
3.200% due 04/01/16	70	72
Qwest Corp.			3.875% due 10/15/20	650	699
6.750% due 12/01/21	500	575	US Bancorp
Reynolds American, Inc.			2.950% due 07/15/22	570	559
4.750% due 11/01/42	625	603	US Bank NA
			Series BKNT
SABMiller Holdings, Inc.			0.435% due 09/11/17 (Ê)	800	799
3.750% due 01/15/22 (Þ)	1,000	1,033
Samsung Electronics America, Inc.			1.375% due 09/11/17	455	456
1.750% due 04/10/17 (Þ)	1,565	1,574	Ventas Realty, LP
SCANA Corp.			1.550% due 09/26/16	775	781

See accompanying notes which are an integral part of the financial statements.
440 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
2.700% due 04/01/20	1,050	1,042	3.850% due 09/30/23	720	753
Verizon Communications, Inc.			BNP Paribas SA
3.000% due 11/01/21	1,380	1,369	1.375% due 03/17/17	1,350	1,350
5.150% due 09/15/23	6,907	7,735	BP Capital Markets PLC
6.400% due 09/15/33	347	423	2.248% due 11/01/16	895	916
5.050% due 03/15/34	925	979	3.245% due 05/06/22	885	888
4.400% due 11/01/34	520	508	3.994% due 09/26/23	630	656
4.750% due 11/01/41	665	670	British Sky Broadcasting Group PLC
6.550% due 09/15/43	182	230	6.100% due 02/15/18 (Þ)	600	675
			British Telecommunications PLC
4.862% due 08/21/46 (Þ)	359	366	2.350% due 02/14/19	670	672
5.012% due 08/21/54 (Å)	230	234	CDP Financial, Inc.
Viacom, Inc.			5.600% due 11/25/39 (Þ)	445	564
2.500% due 12/15/16	740	759	Cenovus Energy, Inc.
5.850% due 09/01/43	192	217	5.700% due 10/15/19	1,062	1,213
Virginia Electric and Power Co.			Cent CLO 19, Ltd.
4.450% due 02/15/44	277	293	Series 2013-19A Class A1A
Volkswagen Group of America Finance			1.564% due 10/29/25 (Ê)(Þ)	923	914
LLC			Colombia Government International
2.125% due 05/23/19 (Þ)	1,260	1,253	Bond
Wal-Mart Stores, Inc.			4.000% due 02/26/24	237	243
3.300% due 04/22/24	1,030	1,052	Corp. Andina de Fomento
6.500% due 08/15/37	860	1,159	4.375% due 06/15/22	769	826
5.000% due 10/25/40	1,183	1,363	Corp. Nacional del Cobre de Chile
WEA Finance LLC			4.875% due 11/04/44 (Þ)	113	112
1.750% due 09/15/17	310	311	Credit Suisse
2.700% due 09/17/19	1,970	1,983	6.000% due 02/15/18	250	280
WellPoint, Inc.			Credit Suisse NY
1.875% due 01/15/18	700	701	3.625% due 09/09/24	1,010	1,014
4.650% due 08/15/44	383	390	Series GMTN
Wells Fargo & Co.			1.375% due 05/26/17	1,835	1,830
2.125% due 04/22/19	2,235	2,235	Deutsche Bank AG
4.100% due 06/03/26	915	928	Series 3FXD
			1.400% due 02/13/17	1,055	1,055
4.650% due 11/04/44	1,832	1,826	Ecopetrol SA
Westpac Banking Corp.			5.875% due 05/28/45	285	293
1.200% due 05/19/17	1,085	1,084	Ensco PLC
Williams Cos., Inc. (The)			4.500% due 10/01/24	309	313
8.750% due 03/15/32	212	270	European Investment Bank
Williams Partners LP			0.875% due 04/18/17	835	836
5.250% due 03/15/20	1,250	1,388	Fomento Economico Mexicano SAB de
3.900% due 01/15/25	685	680	CV
WR Berkley Corp.			4.375% due 05/10/43	515	481
4.750% due 08/01/44	258	256	Government of the Cayman Islands
ZFS Finance USA Trust II			5.950% due 11/24/19 (Þ)	340	392
6.450% due 12/15/65 (Þ)	3,585	3,818	Grupo Bimbo, SAB. de CV
ZFS Finance USA Trust V			4.875% due 06/27/44	565	554
6.500% due 05/09/37 (Þ)	2,705	2,908	HBOS PLC
		299,150	Series GMTN
International Debt - 5.0%			6.750% due 05/21/18 (Þ)	2,425	2,724
America Movil SAB de CV			HSBC Bank PLC
4.375% due 07/16/42	905	860	3.100% due 05/24/16 (Þ)	1,500	1,555
Arbor Realty Collateralized Loan			HSBC Holdings PLC
Obligation, Ltd.			4.250% due 03/14/24	475	488
Series 2014-1A Class A			6.375% due 12/31/49 (ƒ)	680	694
1.903% due 05/15/24 (Ê)(Þ)	1,275	1,273	Hutchison Whampoa International 14,
Baidu, Inc.			Ltd.
3.250% due 08/06/18	690	709	1.625% due 10/31/17 (Þ)	243	243
Bank of Nova Scotia			Hutchison Whampoa, Ltd.
0.423% due 05/09/16 (Ê)(~)	1,170	1,170	3.625% due 10/31/24 (Þ)	256	254
Barrick Gold Corp.			ING Investment Management CLO
4.100% due 05/01/23	500	483	1.366% due 04/15/24 (Å)	850	836
BHP Billiton Finance USA, Ltd.			Intesa Sanpaolo SpA

			See accompanying notes which are an integral part of the financial statements.
			Russell Investment Grade Bond Fund 441

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
2.375% due 01/13/17		855	865	Shell International Finance BV
5.017% due 06/26/24 (Þ)		1,499	1,465	0.444% due 11/15/16 (Ê)	725	727
JPMorgan Chase & Co.				SMART Trust
Series MPLE				Series 2011-2USA Class A4A
2.920% due 09/19/17 (Þ)	CAD	1,940	1,760	2.310% due 04/14/17 (Þ)	964	969
Kaupthing Bank Hf				Series 2012-1USA Class A4A
7.125% due 05/19/16 (Ø)(Þ)		1,480	—	2.010% due 12/14/17 (Þ)	2,900	2,916
Korea Electric Power Corp.				Suncor Energy, Inc.
5.125% due 04/23/34 (Þ)		155	171	5.950% due 12/01/34	435	529
Lloyds Banking Group PLC				Suntory Holdings, Ltd.
4.500% due 11/04/24		390	390	1.650% due 09/29/17 (Þ)	1,715	1,716
Macquarie Bank, Ltd.				Sydney Airport Finance Co. Pty, Ltd.
0.864% due 10/27/17 (Å)(Ê)		750	750	3.900% due 03/22/23 (Þ)	946	972
Mexichem SAB de CV				Teck Resources, Ltd.
5.875% due 09/17/44		185	185	6.250% due 07/15/41	172	171
Mexico Government International Bond				Telecom Italia Capital SA
5.550% due 01/21/45		1,007	1,143	7.175% due 06/18/19	224	255
Motor PLC				Telecom Italia SpA
Series 2012-12A Class A1C				5.303% due 05/30/24	180	182
1.286% due 02/25/20 (Þ)		242	242	Tencent Holdings, Ltd.
National Australia Bank, Ltd.				3.375% due 05/02/19 (Þ)	560	569
2.750% due 03/09/17		1,275	1,320	Teva Pharmaceutical Finance Co. BV
Nexen Energy ULC				2.950% due 12/18/22	865	839
7.500% due 07/30/39		845	1,187	Thomson Reuters Corp.
Nokia OYJ				5.650% due 11/23/43	825	908
5.375% due 05/15/19		435	468	Toronto-Dominion Bank (The)
Nomura Holdings, Inc.				0.400% due 07/13/16 (Ê)	1,750	1,750
2.000% due 09/13/16		825	835	Total Capital Canada, Ltd.
Oak Hill Credit Partners				2.750% due 07/15/23	455	441
Series 2013-9A Class A1				Total Capital International SA
1.631% due 10/20/25 (Å)(Ê)		862	855	1.000% due 08/12/16	1,885	1,894
Ooredoo International Finance, Ltd.				Total Capital SA
3.875% due 01/31/28		340	329	2.125% due 08/10/18	510	518
Orange SA				Trade MAPS 1, Ltd.
5.500% due 02/06/44		800	886	Series 2013-1A Class A
Petrobras Global Finance BV				0.852% due 12/10/18 (Ê)(Þ)	1,645	1,645
1.852% due 05/20/16 (Ê)		500	500	TransCanada PipeLines, Ltd.
4.875% due 03/17/20		506	514	5.000% due 10/16/43	1,065	1,140
Petroleos Mexicanos				Transocean, Inc.
4.875% due 01/24/22		540	576	6.375% due 12/15/21	1,355	1,424
6.375% due 01/23/45		271	311	7.350% due 12/15/41	865	911
Rabobank Nederland				Turkey Government International Bond
11.000% due 06/29/49 (ƒ)(Þ)		1,333	1,740	7.500% due 11/07/19	528	622
Red River CLO, Ltd.				Tyco Electronics Group SA
Series 2006-1A Class A				6.550% due 10/01/17	705	803
0.510% due 07/27/18 (Ê)(Þ)		306	304	UBS AG
Republic of Colombia				2.375% due 08/14/19	1,385	1,388
5.625% due 02/26/44		275	307	Vale Overseas, Ltd.
Rio Tinto Finance USA PLC				4.625% due 09/15/20	785	828
1.375% due 06/17/16		620	625	Validus Holdings, Ltd.
3.500% due 03/22/22		660	673	8.875% due 01/26/40	555	783
Royal Bank of Scotland Group PLC				Vodafone Group PLC
1.875% due 03/31/17		2,620	2,628	6.150% due 02/27/37	172	201
5.125% due 05/28/24		735	745	Willis Group Holdings PLC
Samarco Mineracao SA				4.125% due 03/15/16	840	870
5.750% due 10/24/23		400	415			79,219
Saudi Electricity Global Sukuk Co. 2				Mortgage-Backed Securities - 31.4%
5.060% due 04/08/43 (Þ)		1,190	1,207	American Home Mortgage Investment
Scentre Group Trust 1 / Scentre Group				Trust
Trust 2				Series 2004-4 Class 4A
2.375% due 11/05/19 (Þ)		1,052	1,047	2.331% due 02/25/45 (Ê)	89	88
Seagate HDD Cayman				Aventura Mall Trust
4.750% due 06/01/23		665	686

See accompanying notes which are an integral part of the financial statements.
442 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-AVM Class A			Series 2005-PWR7 Class A3
3.743% due 12/05/32 (Þ)	1,347	1,423	5.116% due 02/11/41	652	655
Banc of America Commercial Mortgage			Series 2007-PW15 Class A4
Trust			5.331% due 02/11/44	1,089	1,170
Series 2006-4 Class A1A			Bear Stearns Structured Products, Inc.
5.617% due 07/10/46	1,241	1,325	Series 2007-R6 Class 1A1
Banc of America Funding Corp.			2.509% due 01/26/36 (Ê)	291	232
Series 2005-5 Class 1A11			Series 2007-R6 Class 2A1
5.500% due 09/25/35	209	215	2.555% due 12/26/46 (Ê)	146	111
Series 2005-D Class A1			CD Commercial Mortgage Trust
2.631% due 05/25/35 (Ê)	108	110	Series 2005-CD1 Class C
Series 2006-G Class 2A3			5.226% due 07/15/44	290	297
0.327% due 07/20/36 (Ê)	194	194	CD Mortgage Trust
Banc of America Merrill Lynch			Series 2006-CD2 Class A1B
Commercial Mortgage, Inc.			5.300% due 01/15/46	1,670	1,741
Series 2006-3 Class A4			Citigroup Commercial Mortgage Trust
5.889% due 07/10/44	1,287	1,365	4.023% due 03/10/47	825	876
Series 2006-6 Class A4			Series 2014-GC25 Class A4
5.356% due 10/10/45	1,925	2,033	3.635% due 10/10/47	416	427
Series 2007-1 Class A4			Citigroup Mortgage Loan Trust, Inc.
5.451% due 01/15/49	947	1,022	Series 2005-3 Class 2A2B
Series 2007-2 Class AAB			2.564% due 08/25/35 (Ê)	225	127
5.562% due 04/10/49	466	476	Series 2005-11 Class A2A
Series 2008-1 Class A4			2.510% due 10/25/35 (Ê)	129	128
6.245% due 02/10/51	690	772	Series 2007-AR8 Class 2A1A
Banc of America Mortgage Securities,			2.681% due 07/25/37 (Ê)	194	180
Inc.			COMM Mortgage Trust
Series 2004-1 Class 5A1			Series 2013-CR11 Class A4
6.500% due 09/25/33	9	9	4.258% due 10/10/46	383	415
Series 2004-2 Class 5A1			Series 2014-PAT Class A
6.500% due 10/25/31	11	11	0.953% due 08/13/27 (Ê)(Þ)	716	714
Series 2004-11 Class 2A1			Series 2014-UBS5 Class A4
5.750% due 01/25/35	138	141	3.838% due 09/10/47	825	860
Series 2005-H Class 2A5			Commercial Mortgage Pass-Through
2.689% due 09/25/35 (Ê)	382	361	Certificates
Series 2006-2 Class A15			Series 2007-C9 Class A4
6.000% due 07/25/46	6	6	5.796% due 12/10/49	1,227	1,350
Series 2006-B Class 1A1			Series 2013-CR8 Class XA
2.497% due 10/20/46 (Ê)	66	42	Interest Only STRIP
Bayview Commercial Asset Trust			0.747% due 06/10/46	31,537	1,195
Series 2005-3A Class A1			Series 2013-CR12 Class A4
0.472% due 11/25/35 (Ê)(Þ)	550	503	4.046% due 10/10/46	965	1,031
BCAP LLC Trust			Series 2013-WWP Class A2
Series 2011-R11 Class 15A1			3.424% due 03/10/31 (Þ)	193	196
2.594% due 10/26/33 (Ê)(Þ)	1,684	1,715	Series 2014-CR20 Class A4
Series 2011-R11 Class 20A5			3.590% due 11/10/47	359	368
2.602% due 03/26/35 (Ê)(Þ)	443	449	Series 2014-LC17 Class A5
Bear Stearns Adjustable Rate Mortgage			3.917% due 10/10/47	120	126
Trust			Commercial Mortgage Trust
Series 2004-8 Class 2A1			3.983% due 10/10/46	423	449
2.607% due 11/25/34 (Ê)	256	248	3.147% due 02/10/47	339	354
Series 2004-9 Class 22A1			4.006% due 04/10/47	169	179
3.012% due 11/25/34 (Ê)	61	61
Series 2004-10 Class 22A1			3.731% due 08/10/49	171	175
2.557% due 01/25/35 (Ê)	52	52	Series 2001-J2A Class E
Series 2005-2 Class A1			6.922% due 07/16/34 (Þ)	670	741
2.580% due 03/25/35 (Ê)	839	848	Series 2013-CR6 Class A4
Series 2005-12 Class 13A1			3.101% due 03/10/46	925	929
5.457% due 02/25/36 (Ê)	50	44	Countrywide Alternative Loan Trust
			5.750% due 10/25/33	90	92
Bear Stearns Alt-A Trust			Countrywide Home Loan Mortgage Pass-
Series 2004-13 Class A1
0.892% due 11/25/34 (Ê)	1,118	1,111	Through Trust
Bear Stearns Commercial Mortgage			Series 2004-22 Class A3
Securities Trust			2.431% due 11/25/34 (Ê)	171	162

			See accompanying notes which are an integral part of the financial statements.

			Russell Investment Grade Bond Fund 443

Russell Investment Company Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2004-HYB9 Class 1A1			6.500% due 2019	21	24
2.489% due 02/20/35 (Ê)	346	339	3.375% due 2020	1,362	1,447
Series 2005-3 Class 1A2			3.480% due 2020	1,307	1,396
0.442% due 04/25/35 (Ê)	646	593	3.976% due 2020	1,163	1,271
Credit Suisse Commercial Mortgage
Trust			5.000% due 2020	124	132
Series 2006-C4 Class A3			5.500% due 2020	915	969
5.467% due 09/15/39	583	618	6.500% due 2020	11	13
Series 2007-C2 Class A3			3.880% due 2021	1,309	1,425
5.542% due 01/15/49	310	334	4.000% due 2021	52	55
Series 2007-C5 Class A3			4.300% due 2021	1,055	1,172
5.694% due 09/15/40 (Ê)	425	424	4.410% due 2021	583	654
Series 2007-C5 Class A4			4.640% due 2021	1,320	1,482
5.695% due 09/15/40	1,200	1,308
Series 2008-C1 Class A2FL			5.500% due 2021	23	25
2.553% due 02/15/41 (Ê)(Þ)	1,460	1,482	4.500% due 2022	122	129
Series 2008-C1 Class A3			5.000% due 2022	111	120
5.974% due 02/15/41	1,570	1,739	5.500% due 2022	111	121
Credit Suisse First Boston Mortgage			3.800% due 2023	419	435
Securities Corp.			4.500% due 2023	93	100
Series 2001-CP4 Class D			5.000% due 2023	175	188
6.610% due 12/15/35	197	198	4.000% due 2024	265	284
Series 2004-C5 Class B
4.929% due 11/15/37	1,080	1,079	4.500% due 2024	183	198
Series 2005-9 Class 2A1			5.000% due 2024	24	26
5.500% due 10/25/35	500	485	8.000% due 2024	24	28
Series 2005-C6 Class B			8.500% due 2024	6	6
5.230% due 12/15/40	630	649	9.000% due 2024	2	2
CSMC Trust			3.500% due 2025	196	208
Series 2014-USA Class A1			4.000% due 2025	604	647
3.304% due 09/15/37 (Þ)	260	263	4.500% due 2025	363	394
Series 2014-USA Class A2			7.000% due 2025	5	5
3.953% due 09/15/37 (Þ)	985	1,029
CW Capital Cobalt, Ltd.			8.500% due 2025	12	12
Series 2007-C3 Class A4			3.000% due 2026	260	270
5.771% due 05/15/46	1,512	1,657	3.240% due 2026	348	355
DBRR Trust			3.500% due 2026	1,167	1,235
Series 2011-LC2 Class A4A			4.000% due 2026	494	530
4.537% due 07/12/44 (Þ)	690	761	5.000% due 2026	366	405
Deutsche Alt-A Securities, Inc. Mortgage			7.000% due 2026	11	11
Loan Trust
Series 2005-AR1 Class 2A3			9.000% due 2026	2	3
2.011% due 08/25/35 (Ê)	845	673	2.500% due 2027	43	43
Downey Savings & Loan Association			3.000% due 2027	1,099	1,144
Mortgage Loan Trust			5.500% due 2027	199	224
Series 2004-AR3 Class 1A1B			7.000% due 2027	2	2
2.458% due 07/19/44 (Ê)	65	64	9.000% due 2027	1	1
Extended Stay America Trust
Series 2013-ESH7 Class A27			2.500% due 2028	4,004	4,081
2.958% due 12/05/31 (Þ)	1,100	1,117	3.380% due 2028	417	435
Fannie Mae			3.500% due 2028	158	167
5.433% due 2016	1,631	1,689	5.000% due 2028	178	197
5.500% due 2016	43	45	3.000% due 2029	469	487
6.500% due 2016	8	8	3.500% due 2029	174	184
5.000% due 2017	48	50	8.000% due 2030	32	37
5.500% due 2017	40	42	8.000% due 2031	37	43
6.500% due 2017	28	30	3.500% due 2032	1,997	2,098
7.500% due 2017	—	—	6.000% due 2032	67	76
8.500% due 2017	—	—	6.150% due 2032(Ê)	331	337
5.000% due 2018	188	198	8.000% due 2032	2	3
5.500% due 2018	261	276	3.000% due 2033	3,010	3,082
6.500% due 2018	38	43	3.500% due 2033	747	783
5.000% due 2019	252	268	4.500% due 2033	1,080	1,182

See accompanying notes which are an integral part of the financial statements.
444 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.000% due 2033	398	442	Series 2003-343 Class 6
5.500% due 2033	534	602	Interest Only STRIP
6.000% due 2033	39	45	5.000% due 10/25/33	177	32
			Series 2003-345 Class 18
6.150% due 2033(Ê)	252	256	Interest Only STRIP
3.500% due 2034	2,135	2,236	4.500% due 12/25/18	230	14
4.500% due 2034	34	36	Series 2003-345 Class 19
5.000% due 2034	83	92	Interest Only STRIP
5.500% due 2034	1,048	1,179	4.500% due 01/25/19	251	15
6.000% due 2034	776	884	Series 2005-365 Class 12
5.000% due 2035	986	1,094	Interest Only STRIP
			5.500% due 12/25/35	386	61
5.500% due 2035	166	187	Series 2006-369 Class 8
6.000% due 2035	939	1,070	Interest Only STRIP
5.000% due 2036	197	219	5.500% due 04/25/36	81	13
5.500% due 2036	1,342	1,506	Fannie Mae Grantor Trust
6.000% due 2036	211	240	Series 2002-T5 Class A1
6.500% due 2036	16	18	0.392% due 05/25/32 (Ê)	298	293
5.000% due 2037	161	179	Series 2002-T19 Class A1
5.500% due 2037	2,974	3,341	6.500% due 07/25/42	71	81
			Fannie Mae REMIC Trust
6.000% due 2037	710	806	Series 2004-W12 Class 1A3
6.500% due 2037	63	75	7.000% due 07/25/44	1,059	1,231
5.000% due 2038	8	9	Fannie Mae REMICS
5.500% due 2038	622	698	Series 2003-35 Class FY
4.500% due 2039	966	1,050	0.552% due 05/25/18 (Ê)	121	121
5.000% due 2039	95	106	Series 2005-117 Class LC
5.500% due 2039	119	133	5.500% due 11/25/35	662	720
			Series 2009-70 Class PS
3.500% due 2040	259	268	Interest Only STRIP
4.000% due 2040	627	668	6.598% due 01/25/37 (Ê)	3,443	531
4.500% due 2040	1,534	1,667	Series 2009-96 Class DB
5.000% due 2040	866	962	4.000% due 11/25/29	987	1,061
3.500% due 2041	2,736	2,840	Series 2013-111 Class PL
4.000% due 2041	2,990	3,183	2.000% due 12/25/42	955	860
4.500% due 2041	25	27	Fannie Mae Whole Loan
4.500% due 2041	2,418	2,635	Series 2003-W2 Class 1A1
			6.500% due 07/25/42	94	108
5.000% due 2041	1,502	1,667	Series 2004-W2 Class 2A2
5.500% due 2041	422	470	7.000% due 02/25/44	430	497
3.000% due 2042	3,893	3,904	Series 2004-W12 Class 1A1
3.500% due 2042	1,393	1,444	6.000% due 07/25/44	470	536
4.000% due 2042	1,479	1,573	Fannie Mae-Aces
4.500% due 2042	186	203	Series 2012-M12 Class 1A
3.000% due 2043	8,697	8,725	2.840% due 08/25/22	1,911	1,943
3.500% due 2043	8,546	8,879	Series 2012-M15 Class A
			2.656% due 10/25/22	127	128
4.000% due 2043	2,696	2,874	Series 2014-M12 Class FA
4.500% due 2043	234	256	0.453% due 10/25/21 (Ê)	1,650	1,658
4.000% due 2044	250	265	FDIC Guaranteed Notes Trust
15 Year TBA(Ï)			Series 2010-S1 Class 1A
2.500%	12,160	12,330	0.703% due 02/25/48 (Ê)(Þ)	189	189
3.000%	6,145	6,373	FDIC Trust
3.500%	5,675	5,996	Series 2010-R1 Class A
30 Year TBA(Ï)			2.184% due 05/25/50 (Þ)	776	781
3.000%	24,630	24,634	Federal Home Loan Bank
3.500%	30,900	31,952	3.000% due 01/01/43	410	411
4.000%	32,025	34,002	3.000% due 04/01/43	105	106
4.500%	16,040	17,383	4.500% due 07/01/41	104	113
5.000%	11,670	12,913	3.500% due 06/01/42	117	121
5.500%	1,840	2,055	4.000% due 07/01/42	215	228
6.000%	3,455	3,910	Federal Home Loan Mortgage Corp.
			Multifamily Structured Pass-Through
			Certificates

			See accompanying notes which are an integral part of the financial statements.
			Russell Investment Grade Bond Fund 445

Russell Investment Company Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2011-K702 Class X1			5.000% due 2034	577	640
Interest Only STRIP			5.500% due 2034	86	97
1.528% due 02/25/18	5,091	224	6.500% due 2034	1	1
Series 2012-K501 Class X1A
Interest Only STRIP			5.000% due 2035	89	98
1.717% due 08/25/16	17,426	390	5.500% due 2035	370	416
Series 2012-K706 Class X1			5.500% due 2036	245	274
Interest Only STRIP			6.000% due 2036	46	52
1.584% due 10/25/18	8,845	484	5.000% due 2037	9	10
Series 2014-K038 Class A2			5.500% due 2037	116	129
3.389% due 03/25/24	362	378	6.000% due 2037	219	247
Series 2014-K040 Class A2			5.000% due 2038	3	3
3.241% due 09/25/24	462	475
Series 2014-K715 Class A2			5.500% due 2038	933	1,045
2.856% due 01/25/21	970	998	6.000% due 2038	732	834
Series 2014-K716 Class A2			4.500% due 2039	471	513
3.130% due 06/25/21	533	555	5.500% due 2039	26	29
Federal Home Loan Mortgage Corp.			6.000% due 2039	131	148
Multifamily Structured Products			4.000% due 2040	2,131	2,279
2.364% due 02/25/23	1,516	1,527	4.500% due 2040	1,798	1,963
Federal Home Loan Mortgage Corp.			5.000% due 2040	128	142
Structured Pass-Through Securities
Series 2002-51 Class 1A			5.500% due 2040	17	19
6.500% due 09/25/43	1,216	1,393	6.000% due 2040	62	70
FHA Project Citi 68 NP			4.000% due 2041	6,105	6,535
7.430% due 06/27/21	26	26	4.500% due 2041	1,331	1,443
Freddie Mac			5.000% due 2041	990	1,098
9.000% due 2016	8	9	3.000% due 2042	2,253	2,260
6.000% due 2017	54	57	3.500% due 2042	1,602	1,657
8.000% due 2017	1	1	4.000% due 2042	607	647
4.500% due 2018	106	111	3.000% due 2043	2,830	2,838
5.000% due 2018	24	25	3.500% due 2043	3,494	3,621
4.500% due 2019	38	40	4.000% due 2043	2,512	2,690
5.000% due 2019	83	88	3.500% due 2044	114	118
6.000% due 2022	6	6	4.000% due 2044	6,273	6,692
4.000% due 2024	70	75	4.500% due 2044	161	174
5.500% due 2024	114	124	15 Year TBA(Ï)
9.000% due 2024	4	4	3.000%	1,220	1,263
6.500% due 2025	3	4	30 Year TBA(Ï)
8.000% due 2025	5	5	3.000%	3,825	3,828
9.000% due 2025	4	4	3.500%	7,100	7,424
3.000% due 2026	158	164	4.000%	6,510	6,906
4.000% due 2026	74	80	5.500%	1,200	1,337
9.000% due 2026	1	1	Freddie Mac Multifamily Structured
4.000% due 2027	98	105	Pass-Through Ceriticates
			3.527% due 10/25/23	1,089	1,152
5.000% due 2027	2	3	Freddie Mac REMICS
6.500% due 2027	—	—	Series 2002-2533 Class Z
3.500% due 2028	214	227	5.500% due 12/15/32	1,966	2,193
5.000% due 2028	176	195	Series 2006-3123 Class HT
6.000% due 2028	178	201	5.000% due 03/15/26	696	747
6.500% due 2028	56	64	Series 2006-R006 Class ZA
6.500% due 2029	60	70	6.000% due 04/15/36	1,695	1,912
6.500% due 2031	84	98	Series 2010-3653 Class B
			4.500% due 04/15/30	1,545	1,676
5.500% due 2032	192	216	Series 2012-3989 Class BW
6.000% due 2032	17	20	3.500% due 01/15/27	3,180	3,275
6.500% due 2032	24	27	Series 2012-4019 Class JD
7.000% due 2032	112	128	3.000% due 05/15/41	628	641
7.500% due 2032	17	20	FREMF Mortgage Trust
5.500% due 2033	276	308	Series 2013-K24 Class B
4.500% due 2034	63	68	3.623% due 11/25/45 (Þ)	1,565	1,551
			GE Business Loan Trust
See accompanying notes which are an integral part of the financial statements.
446 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-2A Class A			3.500%	8,920	9,332
0.523% due 11/15/31 (Ê)(Þ)	1,032	991	4.000%	5,770	6,169
GE Capital Commercial Mortgage Corp.			4.500%	705	769
Series 2005-C1 Class A5			Government National Mortgage
4.772% due 06/10/48	1,066	1,071	Association
Series 2005-C3 Class A7B			Series 2004-93 Class PC
5.035% due 07/10/45	750	766	5.000% due 04/16/34	1,866	1,961
Ginnie Mae			Series 2007-26 Class SD
3.500% due 07/20/44	371	389	Interest Only STRIP
4.000% due 07/20/44	2,453	2,627	6.648% due 05/16/37 (Ê)	2,920	473
Ginnie Mae I			Series 2010-74
8.000% due 2017	2	2	Interest Only STRIP
10.500% due 2020	1	1	0.430% due 03/16/50	6,772	161
8.000% due 2022	5	6	Series 2010-124 Class C
8.500% due 2022	6	7	3.392% due 03/16/45	525	543
			Series 2010-H04 Class BI
8.500% due 2024	3	3	Interest Only STRIP
8.000% due 2025	12	12	1.386% due 04/20/60	4,384	220
9.000% due 2025	7	7	Series 2010-H12 Class PT
8.000% due 2026	28	32	5.470% due 11/20/59	3,207	3,406
7.000% due 2029	1	2	Series 2010-H22 Class JI
8.000% due 2029	2	2	Interest Only STRIP
8.500% due 2029	16	16	2.499% due 11/20/60	7,279	726
8.000% due 2030	14	14	Series 2011-38 Class C
			4.408% due 09/16/51	550	583
7.000% due 2031	108	126	Series 2011-H02 Class BI
7.000% due 2032	31	32	Interest Only STRIP
7.000% due 2033	12	13	0.411% due 02/20/61	19,043	333
3.000% due 2042	528	538	Series 2012-115 Class IO
3.000% due 2043	684	698	Interest Only STRIP
3.500% due 2043	240	251	0.431% due 04/16/54	6,431	289
Ginnie Mae II			Series 2012-H11 Class CI
7.500% due 2032	3	3	Interest Only STRIP
4.500% due 2039	1,366	1,495	2.904% due 04/20/62	5,022	499
			Series 2012-H23 Class FI
5.500% due 2039	190	214	Interest Only STRIP
3.500% due 2040(Ê)	5,064	5,332	0.792% due 10/20/62	6,407	181
4.000% due 2040(Ê)	966	1,034	Series 2013-40 Class IO
4.500% due 2040	2,445	2,680	Interest Only STRIP
4.000% due 2041	414	443	1.076% due 06/16/54	5,293	355
4.500% due 2041	2,255	2,469	Series 2013-H03 Class HI
			Interest Only STRIP
5.500% due 2041	26	29	2.588% due 12/20/62	4,556	487
3.000% due 2042	254	259	Series 2013-H06 Class HI
3.500% due 2042	785	822	Interest Only STRIP
4.000% due 2042	1,577	1,689	2.932% due 01/20/63	10,149	998
4.500% due 2042	636	696	Series 2013-H07 Class JL
3.000% due 2043	708	723	Interest Only STRIP
3.500% due 2043	1,669	1,749	2.635% due 03/20/63	10,865	1,263
3.500% due 2044	425	445	GS Mortgage Securities Corp. II
			Series 2012-BWTR Class A
4.000% due 2044	2,718	2,911	2.954% due 11/05/34 (Þ)	460	456
4.500% due 2044	952	1,040	Series 2013-GC16 Class A4
5.390% due 2059	601	639	4.271% due 11/10/46	350	379
4.700% due 2061	1,288	1,390	GS Mortgage Securities Trust
4.810% due 2061	2,687	2,910	2.933% due 06/05/31	341	350
5.245% due 2061	816	902	Series 2014-GC18 Class A4
4.564% due 2062	2,666	2,931	4.074% due 01/10/47	625	666
4.845% due 2062	388	422	GSMPS Mortgage Loan Trust
			Series 2004-4 Class 1AF
4.652% due 2063	305	337	0.552% due 06/25/34 (Ê)(Þ)	436	378
4.661% due 2063	138	153	GSR Mortgage Loan Trust
4.732% due 2063	260	285	Series 2005-AR7 Class 6A1
30 Year TBA(Ï)			4.989% due 11/25/35 (Ê)	744	732
3.000%	1,590	1,620	HarborView Mortgage Loan Trust
			See accompanying notes which are an integral part of the financial statements.
				Russell Investment Grade Bond Fund 447

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2004-4 Class 3A			Series 2007-7 Class A4
1.278% due 06/19/34 (Ê)	58	56	5.745% due 06/12/50	640	697
Series 2005-4 Class 3A1			Series 2007-8 Class ASB
2.613% due 07/19/35 (Ê)	194	176	5.815% due 08/12/49	435	437
Homestar Mortgage Acceptance Corp.			Morgan Stanley Bank of America Merrill
Series 2004-5 Class A1			Lynch Trust
0.602% due 10/25/34 (Ê)	1,788	1,793	3.787% due 02/15/47	165	172
Impac CMB Trust			4.051% due 04/15/47	245	261
Series 2004-5 Class 1A1			Morgan Stanley Capital I Trust
0.872% due 10/25/34 (Ê)	232	225	3.350% due 07/13/29	456	470
IndyMac INDX Mortgage Loan Trust			2.111% due 03/15/45	1,400	1,422
Series 2004-AR6 Class 5A1			Series 2007-HQ12 Class A2
2.518% due 10/25/34 (Ê)	1,096	1,045	5.592% due 04/12/49	175	177
Series 2005-AR15 Class A2			Morgan Stanley Capital I, Inc.
4.535% due 09/25/35 (Ê)	135	118	Series 2005-HQ5 Class A4
JPMBB Commercial Mortgage Securities			5.168% due 01/14/42	98	98
3.801% due 09/15/47	360	375	Morgan Stanley Mortgage Loan Trust
JPMorgan Chase Commercial Mortgage			Series 2004-6AR Class 1A
Securities Trust			0.602% due 07/25/34 (Ê)	1,345	1,315
3.997% due 04/15/47	395	419	Mortgage Pass-Through Certificates
3.461% due 07/15/47	355	368	Series
Series 2003-C1 Class D			Series 2001-CIB2 Class D
5.192% due 01/12/37	70	70	6.847% due 04/15/35	355	360
Series 2004-LN2 Class B			Mortgage-Linked Amortizing Notes
5.199% due 07/15/41	500	513	Series 2012-1 Class A10
Series 2005-LDP2 Class A3			2.060% due 01/15/22	904	920
4.697% due 07/15/42	1	1	Motel 6 Trust
Series 2007-CB20 Class ASB			Series 2012-MTL6 Class A2
5.688% due 02/12/51	576	602	1.948% due 10/05/25 (Þ)	540	539
Series 2011-C3 Class A3			Series 2012-MTL6 Class XA1
4.388% due 02/15/46 (Þ)	1,325	1,434	Interest Only STRIP
Series 2014-FBLU Class C			3.005% due 10/05/25 (Þ)	6,760	17
2.154% due 12/15/28 (Ê)(Þ)	675	674	NCUA Guaranteed Notes
JPMorgan Chase Commercial Mortgage			Series 2010-R1 Class 2A
Trust			1.840% due 10/07/20	2,008	2,023
4.106% due 07/15/46 (Þ)	1,405	1,508	NorthStar Mortgage Trust
JPMorgan Mortgage Trust			Series 2012-1 Class A
1.990% due 11/25/33	276	275	1.355% due 08/25/29 (Ê)(Þ)	156	156
Series 2004-A2 Class 3A1			Prime Mortgage Trust
			Series 2004-CL1 Class 1A2
2.468% due 05/25/34 (Ê)	559	552	0.552% due 02/25/34 (Ê)	30	28
Series 2005-A1 Class 6T1
2.640% due 02/25/35 (Ê)	48	48	Provident Series 2005-2 Funding Class Mortgage 1A1A Loan Trust
Series 2005-A3 Class 4A1			2.408% due 10/25/35 (Ê)	315	308
2.632% due 06/25/35 (Ê)	199	202	RALI Trust
LB-UBS Commercial Mortgage Trust			Series 2005-QA10 Class A41
Series 2005-C2 Class AJ			3.404% due 09/25/35 (Ê)	417	336
5.205% due 04/15/30	655	665	Series 2005-QO3 Class A1
Series 2007-C6 Class A4			0.552% due 10/25/45 (Ê)	487	374
5.858% due 07/15/40	1,100	1,166	Series 2006-QO7 Class 3A2
Mastr Alternative Loan Trust			0.357% due 09/25/46 (Ê)	612	410
Series 2003-4 Class B1
5.934% due 06/25/33	159	159	RBSCF Series Trust 2010-RR4
Series 2004-10 Class 5A6			6.040% due 12/16/49 (Þ)	301	320
5.750% due 09/25/34	232	240	RBSSP Resecuritization Trust
Merrill Lynch Mortgage Investors Trust			Series 2010-3 Class 9A1
MLMI Series			5.500% due 02/26/35 (Þ)	1,514	1,569
Series 2005-A10 Class A			Structured Adjustable Rate Mortgage
0.362% due 02/25/36 (Ê)	154	141	Trust
Merrill Lynch Mortgage Trust			2.360% due 06/25/34	490	485
Series 2005-CIP1 Class AM
5.107% due 07/12/38	1,575	1,613	Structured Series 2005-AR5 Asset Mortgage Class Investments A2
ML-CFC Commercial Mortgage Trust			0.407% due 07/19/35 (Ê)	142	137
Series 2007-5 Class A4
5.378% due 08/12/48	483	517	Structured Asset Securities Corp.

See accompanying notes which are an integral part of the financial statements.

448 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2003-34A Class 5A4			San Diego Tobacco Settlement Revenue
2.456% due 11/25/33 (Ê)	1,105	1,109	Funding Corp. Revenue Bonds
WaMu Mortgage Pass-Through			7.125% due 06/01/32	230	223
Certificates Series Trust			South Carolina Student Loan Corp.
Series 2003-AR9 Class 1A7			Revenue Bonds
2.407% due 09/25/33 (Ê)	47	48	0.354% due 12/01/20 (Ê)	447	444
Series 2003-AR10 Class A7			State of California General Obligation
2.421% due 10/25/33 (Ê)	412	420	Unlimited
Series 2005-AR13 Class A1A1			6.650% due 03/01/22	425	526
0.442% due 10/25/45 (Ê)	1,549	1,481	State of Illinois General Obligation
Series 2007-OA2 Class 2A			Unlimited
0.815% due 01/25/47 (Ê)	239	173	4.350% due 06/01/18	1,470	1,539
Wells Fargo Mortgage Backed Securities			5.877% due 03/01/19	335	372
2.614% due 06/25/35	12	12	4.950% due 06/01/23	500	522
Wells Fargo Mortgage Backed Securities			5.100% due 06/01/33	1,025	1,005
Trust					13,792
2.612% due 10/25/33	1,108	1,112	United States Government Agencies - 1.0%
Series 2003-17 Class 2A10			Fannie Mae
5.500% due 01/25/34	483	508	1.000% due 09/27/17	250	250
Series 2004-CC Class A1			1.750% due 06/20/19	790	791
2.615% due 01/25/35 (Ê)	139	139
Series 2006-2 Class 2A3			2.625% due 09/06/24	1,389	1,383
5.500% due 03/25/36	189	181	7.125% due 01/15/30	240	358
Series 2006-AR2 Class 2A1			7.250% due 05/15/30	230	346
2.615% due 03/25/36	229	229	6.625% due 11/15/30	415	598
Series 2006-AR8 Class 1A3			Federal Farm Credit Banks
2.611% due 04/25/36 (Ê)	966	962	5.125% due 08/25/16	310	335
WFRBS Commercial Mortgage Trust			Federal Home Loan Banks
Interest Only STRIP			2.875% due 09/11/20	875	913
1.360% due 08/15/47	7,987	647	Federal National Mortgage Association
Series 2012-C7 Class A2			0.500% due 03/30/16	700	701
3.431% due 06/15/45	1,630	1,684	2.000% due 09/26/17	350	358
Series 2014-C19 Class A3			1.625% due 11/27/18	200	201
3.660% due 03/15/47	480	502	1.875% due 02/19/19	345	350
		493,976	1.600% due 12/24/20	1,205	1,164
Municipal Bonds - 0.9%			6.000% due 04/18/36	95	102
Brazos Higher Education Authority
Revenue Bonds			Freddie Mac
0.584% due 12/26/24 (Ê)	338	332	2.000% due 08/25/16	2,815	2,887
City of Houston Texas General			0.875% due 10/14/16	1,700	1,711
Obligation Limited			1.000% due 09/29/17	250	250
6.290% due 03/01/32	765	956	1.250% due 10/02/19	1,000	975
City of New York New York General			2.375% due 01/13/22	460	463
Obligation Unlimited			6.250% due 07/15/32	624	878
6.646% due 12/01/31	400	475	Tennessee Valley Authority
La Paz County Industrial Development			6.150% due 01/15/38	345	472
Authority Revenue Bonds			3.500% due 12/15/42	564	531
7.000% due 03/01/34	910	914
Metropolitan Transportation Authority					16,017
Revenue Bonds			United States Government Treasuries - 23.0%
6.814% due 11/15/40	355	486	United States Treasury Inflation Indexed
Municipal Electric Authority of Georgia			Bonds
Revenue Bonds			0.125% due 04/15/16	3,249	3,285
6.637% due 04/01/57	990	1,260	0.125% due 04/15/17	1,435	1,457
7.055% due 04/01/57	1,410	1,653	0.125% due 07/15/24	1,282	1,247
New Jersey Transportation Trust Fund			1.375% due 02/15/44	3,919	4,322
Authority Revenue Bonds			United States Treasury Notes
5.754% due 12/15/28	500	571	0.375% due 11/15/15	5,000	5,011
New York City Water & Sewer System			1.375% due 11/30/15	2,360	2,390
Revenue Bonds			0.250% due 12/15/15	2,695	2,697
6.491% due 06/15/42	1,700	1,969	2.125% due 12/31/15	940	961
New York State Dormitory Authority			0.375% due 01/15/16	9,985	10,003
Revenue Bonds
5.628% due 03/15/39	450	545	2.000% due 01/31/16	915	935

			See accompanying notes which are an integral part of the financial statements.
			Russell Investment Grade Bond Fund 449

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
0.375% due 02/15/16	1,500	1,503	5.500% due 08/15/28	500		666
2.125% due 02/29/16	1,000	1,025	5.250% due 02/15/29	3,025		3,961
0.375% due 03/31/16	2,500	2,503	5.375% due 02/15/31	8,089		10,925
0.250% due 04/15/16	3,605	3,602	4.500% due 02/15/36	2,742		3,474
0.375% due 05/31/16	35,545	35,570	4.375% due 02/15/38	3,850		4,788
1.500% due 06/30/16	6,300	6,415	3.125% due 02/15/42	2,000		2,033
0.500% due 07/31/16	11,845	11,869	2.750% due 08/15/42	4,580		4,311
1.500% due 07/31/16	750	764	2.750% due 11/15/42	3,345		3,145
4.875% due 08/15/16	2,155	2,324	2.875% due 05/15/43	695		669
0.500% due 08/31/16	15,690	15,712	3.750% due 11/15/43	2,150		2,439
1.000% due 08/31/16	6,620	6,686	3.375% due 05/15/44	13,939		14,787
0.875% due 09/15/16	1,615	1,627	3.125% due 08/15/44	15,265		15,453
0.500% due 09/30/16	9,398	9,402				361,061
0.625% due 10/15/16	2,000	2,005	Total Long-Term Investments
0.375% due 10/31/16	3,000	2,992	(cost $1,375,858)			1,395,431
1.000% due 10/31/16	570	575
3.250% due 12/31/16	1,000	1,057	Preferred Stocks - 0.2%
1.000% due 03/31/17	1,500	1,511	Technology - 0.2%
0.875% due 05/15/17	2,460	2,467
0.875% due 07/15/17	1,215	1,217	Verizon Communications, Inc.	82,000		2,124
0.500% due 07/31/17	500	495	Total Preferred Stocks
0.875% due 08/15/17	11,749	11,752	(cost $2,062)			2,124
1.875% due 09/30/17	1,000	1,027
0.875% due 10/15/17	14,509	14,489
0.875% due 01/31/18	450	447	Options Purchased - 0.0%
0.750% due 02/28/18	1,690	1,669	(Number of Contracts)
0.750% due 03/31/18	1,750	1,726	Swaptions
2.625% due 04/30/18	1,200	1,259	(Fund Receives/Fund Pays)
			USD 0.450%/USD Three Month LIBOR
1.375% due 06/30/18	2,000	2,009	Mar 2018 0.00 Put (2)	4,370	(ÿ)	172
1.500% due 08/31/18	6,775	6,823	USD 0.450%/USD Three Month LIBOR
1.375% due 09/30/18	4,845	4,852	Apr 2018 0.00 Put (1)	2,810	(ÿ)	113
2.750% due 02/15/19	500	526	USD 5.000%/USD Three Month LIBOR
1.625% due 03/31/19	1,740	1,749	Jan 2019 0.00 Put (1)	1,630	(ÿ)	56
3.125% due 05/15/19	300	321	Total Options Purchased
0.875% due 07/31/19	685	663	(cost $600)			341
3.625% due 08/15/19	620	678
1.000% due 08/31/19	2,215	2,152	Short-Term Investments - 23.5%
1.625% due 08/31/19	18,760	18,788	Abbey National Treasury Services PLC
1.750% due 09/30/19	3,459	3,482	3.875% due 11/10/14 (Þ)	1,010		1,011
1.375% due 10/31/19	1,500	1,492	Anheuser-Busch InBev Worldwide, Inc.
1.125% due 03/31/20	250	242	3.625% due 04/15/15	570		578
1.875% due 06/30/20	500	502	0.800% due 07/15/15	610		612
2.000% due 09/30/20	300	302	ARI Fleet Lease Trust
1.750% due 10/31/20	500	496	0.250% due 04/15/15 (Þ)	319		319
2.125% due 01/31/21	5,840	5,900	Bank of America Corp.
2.000% due 02/28/21	1,875	1,879	4.750% due 08/01/15	500		514
3.125% due 05/15/21	100	107	1.500% due 10/09/15	2,970		2,992
8.125% due 05/15/21	785	1,085	Barclays Bank PLC
2.125% due 06/30/21	750	755	2.750% due 02/23/15	600		604
2.125% due 08/15/21	7,875	7,925	BBVA US Senior SAU
2.125% due 09/30/21	2,220	2,232	4.664% due 10/09/15	1,425		1,477
			Caisse Centrale Desjardins
2.000% due 02/15/22	5,710	5,682	0.513% due 10/29/15 (Ê)(Þ)	1,930		1,933
1.625% due 08/15/22	250	241	CCG Receivables Trust
6.250% due 08/15/23	100	132	Series 2014-1 Class A1
2.375% due 08/15/24	45,594	45,772	0.270% due 05/14/15 (Þ)	523		523
6.625% due 02/15/27	55	79	Citigroup, Inc.
Zero coupon due 11/15/27	2,215	1,546	2.650% due 03/02/15	600		604

See accompanying notes which are an integral part of the financial statements.
450 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
ConocoPhillips			Royal Bank of Canada
4.600% due 01/15/15	1,545	1,557	1.920% due 07/30/15	735		744
Credit Suisse			0.800% due 10/30/15	560		562
0.467% due 04/10/15 (~)	750	750	Russell U.S. Cash Management Fund	267,029,875	(8)	267,030
Credit Suisse NY			Sheffield Receivables Corp.
0.555% due 08/24/15 (Ê)(~)	2,065	2,066	Zero coupon due 01/23/15 (~)	620		620
CVS Health Corp.			Southern Copper Corp.
3.250% due 05/18/15	630	639	6.375% due 07/27/15	435		451
ENI Finance USA, Inc.			Standard Chartered PLC
Zero coupon due 11/07/14 (ç)(~)	500	500	3.850% due 04/27/15 (Þ)	2,005		2,035
Exelon Corp.			Susquehanna Auto Receivables Trust
4.900% due 06/15/15	350	359	Series 2014-1A Class A1
Fannie Mae			0.240% due 08/17/15 (Þ)	2,043		2,043
7.000% due 03/01/15	—	—	Telefonos de Mexico SAB de CV
5.500% due 05/01/15	21	22	5.500% due 01/27/15	865		874
6.500% due 06/01/15	—	—	Tidewater Auto Receivables Trust
Federal Home Loan Bank Discount			Series 2014-AA Class A1
Notes			0.400% due 06/15/15 (Þ)	160		160
Zero coupon due 11/14/14 (ç)(~)	3,365	3,365	Time Warner Cable, Inc.
Zero coupon due 11/26/14 (ç)(~)	13,820	13,819	3.500% due 02/01/15	975		982
			United States Treasury Bills
Zero coupon due 11/28/14 (ç)(~)	5,690	5,690	Zero coupon due 11/06/14	29		29
0.050% due 01/14/15 (~)	2,505	2,505	United States Treasury Inflation Indexed
0.090% due 01/23/15 (~)	2,210	2,210	Bonds
Zero coupon due 01/28/15 (~)	5,160	5,159	0.500% due 04/15/15	1,515		1,512
Federal Home Loan Banks			United States Treasury Notes
2.500% due 05/26/15	1,690	1,682	0.250% due 08/15/15	20,000		20,019
Honda Auto Receivables			Verizon Communications, Inc.
Series 2011-3 Class A3			4.900% due 09/15/15	1,493		1,549
0.880% due 09/21/15	8	8	Vodafone Group PLC
Honda Auto Receivables Owner Trust			Zero coupon due 04/10/15 (~)	2,065		2,060
Series 2013-2 Class A2			Volkswagen Auto Lease Trust
0.370% due 10/16/15	104	104	Series 2012-A Class A3
HSBC USA, Inc.			0.870% due 07/20/15	45		45
0.390% due 02/13/15	860	865	Volvo Treasury AB
Hyundai Auto Lease Securitization Trust			5.950% due 04/01/15 (Þ)	1,085		1,108
Series 2012-A Class A3			Wells Fargo & Co.
0.920% due 08/17/15 (Þ)	589	589	0.433% due 10/28/15 (Ê)	990		991
JPMorgan Chase & Co.			Westlake Automobile Receivables Trust
0.540% due 01/20/15	1,795	1,807	Series 2014-1A Class A1
Kaupthing Bank Hf			0.350% due 06/15/15 (Þ)	311		311
7.625% due 02/28/15 (Ø)(Þ)	1,210	290	Working Capital Management Co. L.P.
Kellogg Co.			0.160% due 11/12/14 (ç)(~)	535		535
0.464% due 02/13/15 (Ê)	1,225	1,226	Yum! Brands, Inc.
1.125% due 05/15/15	800	802	4.250% due 09/15/15	435		447
Kubota Credit Owner Trust			Total Short-Term Investments
Series 2014-1A Class A1			(cost $370,556)			369,901
0.220% due 05/15/15 (Þ)	229	229
MMAF Equipment Finance LLC			Total Investments 112.4%
Series 2014-AA Class A1			(identified cost $1,749,076)			1,767,797
0.200% due 07/02/15 (Þ)	1,657	1,657
Novartis Capital Corp.
2.900% due 04/24/15	265	268	Other Assets and Liabilities,
PACCAR Financial Corp.			Net - (12.4%)			(194,340)
0.362% due 05/05/15 (Ê)	1,200	1,201
Private Export Funding Corp.			Net Assets - 100.0%			1,573,457
Zero coupon due 05/12/15 (~)	1,100	1,098
Province of Ontario Canada
0.950% due 05/26/15	1,975	1,983
Reckitt Benckiser Treasury Services PLC
Zero coupon due 04/02/15 (~)	2,180	2,177

			See accompanying notes which are an integral part of the financial statements.
			Russell Investment Grade Bond Fund 451

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

					Principal Cost per			Cost	Fair Value
% of Net Assets			Acquisition		Amount ($)		Unit	(000)	(000)
Securities			Date		or shares		$	$	$
0.3%
Alm Loan Funding			10/04/12			750,000	100.00	750	746
BAE Systems Holdings, Inc.			09/30/14			1,070,000	99.70	1,067	1,077
Flagship CLO			10/02/14			620,000	100.00	620	620
ING Investment Management CLO			04/28/14			850,000	98.81	840	836
Macquarie Bank, Ltd.			10/22/14			750,000	100.00	750	750
Oak Hill Credit Partners			10/01/13			862,372	99.91	862	855
Verizon Communications, Inc.			10/23/14			230,000	102.80	236	234
									5,118
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
									Unrealized
									Appreciation
			Number of			Notional	Expiration		(Depreciation)
			Contracts			Amount	Date		$
Long Positions
Eurodollar Futures				55	USD	13,714	03/15		9
Eurodollar Futures				15	USD	3,681	12/16		12
United States Treasury 2 Year Note Futures				124	USD	27,226	12/14		63
United States Treasury 5 Year Note Futures				559	USD	66,761	12/14		424
United States Treasury 10 Year Note Futures				357	USD	45,110	12/14		262
United States Treasury Long Bond Futures				149	USD	21,023	12/14		238
United States Treasury Ultra Long-Term Bond Futures				13	USD	2,039	12/14		34
Short Positions
Eurodollar Futures				55	USD	13,602	03/16		(15)
Eurodollar Futures				15	USD	3,655	12/17		(13)
United States Treasury 2 Year Note Futures				367	USD	80,579	12/14		(241)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)									773

Options Written
Amounts in thousands (except contract amounts)
		Number of		Strike		Notional	Expiration		Fair Value
	Call/Put	Contracts		Price		Amount	Date		$
Inflationary Floor – CPURNSA Index	Call	1		0.00	USD	1,930	11/23/20		(1)
Swaptions
(Fund Receives/Fund Pays)
USD 5.000%/USD Three Month LIBOR	Put	1		0.00		6,145	01/14/19		(80)
Total Liability for Options Written (premiums received $181)									(81)

Transactions in options written contracts for the period ended October 31, 2014 were as follows:
				Number of		Premiums
				Contracts		Received
Outstanding October 31, 2013					62	$369
Opened					65	566
Closed					(41)	(301)
Expired					(84)	(453)
Outstanding October 31, 2014					2	$181

Foreign Currency Exchange Contracts
Amounts in thousands
									Unrealized
									Appreciation
			Amount		Amount				(Depreciation)
Counterparty			Sold			Bought	Settlement Date		$
Austrailia and New Zealand Banking Group		AUD	5,521		CAD	5,465	11/21/14		(6)

See accompanying notes which are an integral part of the financial statements.
452 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Austrailia and New Zealand Banking Group	AUD	839	JPY	78,088	11/21/14	(42)
Austrailia and New Zealand Banking Group	AUD	2,754	NZD	3,086	11/21/14	(19)
Austrailia and New Zealand Banking Group	AUD	4,116	NZD	4,588	11/21/14	(48)
Bank of America	AUD	2,702	EUR	1,855	11/21/14	(49)
Bank of America	EUR	2,238	JPY	302,651	11/21/14	(110)
Bank of America	JPY	681,320	USD	6,351	11/21/14	284
Barclays	USD	488	EUR	384	11/28/14	(7)
Barclays	USD	2,425	JPY	261,444	11/21/14	(97)
Barclays	USD	3,709	JPY	400,571	11/21/14	(143)
Barclays	USD	11,834	NOK	76,299	11/21/14	(529)
Barclays	USD	2,391	SEK	17,316	11/21/14	(45)
Barclays	USD	3,767	SEK	27,120	11/21/14	(94)
Barclays	AUD	952	NZD	1,061	11/21/14	(11)
Barclays	CAD	2,006	USD	1,783	11/28/14	4
Barclays	JPY	518,209	GBP	2,898	11/21/14	21
Citibank	AUD	2,771	EUR	1,902	11/21/14	(52)
Citibank	EUR	3,447	JPY	466,923	11/21/14	(163)
Citibank	SEK	17,342	JPY	255,869	11/21/14	(70)
Commonwealth Bank of Australia	USD	7,244	CHF	6,972	11/07/14	2
Commonwealth Bank of Australia	USD	9,314	CHF	8,964	11/07/14	3
Commonwealth Bank of Australia	USD	4,135	EUR	3,300	11/07/14	1
Commonwealth Bank of Australia	USD	7,237	EUR	5,776	11/07/14	1
Commonwealth Bank of Australia	USD	9,023	EUR	7,141	11/07/14	(74)
Commonwealth Bank of Australia	USD	9,306	EUR	7,426	12/05/14	2
Commonwealth Bank of Australia	USD	4,109	SEK	30,405	11/07/14	9
Commonwealth Bank of Australia	CHF	6,704	USD	7,018	11/07/14	50
Commonwealth Bank of Australia	CHF	8,619	USD	9,023	11/07/14	65
Commonwealth Bank of Australia	CHF	6,972	USD	7,245	12/05/14	(2)
Commonwealth Bank of Australia	CHF	8,964	USD	9,315	12/05/14	(3)
Commonwealth Bank of Australia	EUR	3,174	USD	4,010	11/07/14	33
Commonwealth Bank of Australia	EUR	5,554	USD	7,018	11/07/14	58
Commonwealth Bank of Australia	EUR	7,426	USD	9,304	11/07/14	(2)
Commonwealth Bank of Australia	EUR	3,300	USD	4,136	12/05/14	(1)
Commonwealth Bank of Australia	EUR	5,776	USD	7,238	12/05/14	(1)
Commonwealth Bank of Australia	SEK	29,091	USD	4,035	11/07/14	94
Commonwealth Bank of Australia	SEK	30,405	USD	4,109	12/05/14	(9)
Credit Suisse	USD	7,192	EUR	5,739	11/21/14	1
Deutsche Bank	AUD	3,106	NZD	3,452	11/21/14	(44)
Deutsche Bank	JPY	290,196	GBP	1,623	11/21/14	12
Goldman Sachs	USD	6,859	GBP	4,262	11/21/14	(43)
Goldman Sachs	USD	3,469	JPY	374,273	11/21/14	(136)
Goldman Sachs	USD	3,300	SEK	23,748	11/21/14	(84)
Goldman Sachs	EUR	5,605	USD	7,143	11/21/14	118
Goldman Sachs	JPY	89,150	USD	831	11/21/14	37
Goldman Sachs	SEK	50,860	USD	7,030	11/21/14	143
HSBC	JPY	122,838	USD	1,141	11/28/14	47
JPMorgan Chase	EUR	3,810	USD	4,835	11/21/14	60
JPMorgan Chase	NZD	6,042	USD	4,708	11/21/14	6
Royal Bank of Canada	USD	4,141	CAD	4,672	12/05/14	1
Royal Bank of Canada	USD	362	GBP	225	11/21/14	(2)
Royal Bank of Canada	USD	4,001	NOK	27,011	11/07/14	4
Royal Bank of Canada	USD	7,046	NOK	45,312	11/07/14	(329)
Royal Bank of Canada	USD	9,002	NOK	60,775	11/07/14	8
Royal Bank of Canada	USD	6,994	NOK	47,270	12/05/14	6
Royal Bank of Canada	CAD	4,672	USD	4,144	11/07/14	(1)
Royal Bank of Canada	NOK	25,893	USD	4,026	11/07/14	188
Royal Bank of Canada	NOK	47,270	USD	7,001	11/07/14	(6)
Royal Bank of Canada	NOK	58,258	USD	9,059	11/07/14	423
Royal Bank of Canada	NOK	27,208	USD	4,143	11/21/14	111
Royal Bank of Canada	NOK	60,775	USD	8,993	12/05/14	(8)
Royal Bank of Canada	NZD	5,349	USD	4,148	12/05/14	(9)
Skandinaviska Enskilda Bank	NOK	49,587	USD	7,572	11/21/14	225
Standard Chartered	USD	3,917	AUD	4,488	11/07/14	31
Standard Chartered	USD	6,855	AUD	7,853	11/07/14	55
Standard Chartered	USD	9,442	AUD	10,744	11/07/14	11

		See accompanying notes which are an integral part of the financial statements.

				Russell Investment Grade Bond Fund 453

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Standard Chartered	USD	4,188	AUD	4,775	12/05/14	5
Standard Chartered	USD	7,329	AUD	8,356	12/05/14	8
Standard Chartered	USD	7,144	JPY	800,823	11/07/14	(14)
Standard Chartered	USD	8,934	JPY	979,810	11/07/14	(211)
Standard Chartered	USD	9,187	JPY	1,029,629	12/05/14	(18)
Standard Chartered	USD	6,807	NZD	8,765	11/07/14	23
Standard Chartered	USD	7,212	NZD	9,299	12/05/14	15
Standard Chartered	AUD	4,775	USD	4,196	11/07/14	(5)
Standard Chartered	AUD	8,356	USD	7,343	11/07/14	(8)
Standard Chartered	AUD	10,097	USD	8,813	11/07/14	(71)
Standard Chartered	AUD	10,744	USD	9,423	12/05/14	(11)
Standard Chartered	JPY	762,074	USD	6,949	11/07/14	164
Standard Chartered	JPY	1,029,629	USD	9,185	11/07/14	18
Standard Chartered	JPY	800,823	USD	7,145	12/05/14	14
Standard Chartered	NZD	9,299	USD	7,232	11/07/14	(15)
State Street	USD	251	AUD	287	11/07/14	2
State Street	USD	439	AUD	503	11/07/14	4
State Street	USD	8	AUD	9	12/05/14	—
State Street	USD	14	AUD	16	12/05/14	—
State Street	USD	4,177	CAD	4,672	11/07/14	(31)
State Street	USD	62	CAD	70	12/05/14	—
State Street	USD	360	EUR	285	11/07/14	(3)
State Street	USD	104	EUR	83	12/05/14	—
State Street	USD	454	JPY	49,820	11/07/14	(11)
State Street	USD	57	JPY	6,394	12/05/14	—
State Street	USD	304	NOK	1,958	11/07/14	(14)
State Street	USD	331	NOK	2,237	12/05/14	—
State Street	USD	415	NZD	534	11/07/14	1
State Street	USD	47	NZD	61	12/05/14	—
State Street	AUD	4,711	JPY	438,476	11/21/14	(236)
State Street	AUD	647	USD	564	11/07/14	(5)
State Street	AUD	20	USD	18	12/05/14	—
State Street	CHF	268	USD	281	11/07/14	2
State Street	CHF	345	USD	361	11/07/14	3
State Street	CHF	72	USD	75	12/05/14	—
State Street	CHF	93	USD	97	12/05/14	—
State Street	EUR	127	USD	160	11/07/14	1
State Street	EUR	222	USD	280	11/07/14	2
State Street	EUR	37	USD	46	12/05/14	—
State Street	EUR	65	USD	81	12/05/14	—
State Street	JPY	38,749	USD	353	11/07/14	8
State Street	JPY	4,973	USD	44	12/05/14	—
State Street	NOK	1,119	USD	174	11/07/14	8
State Street	NOK	2,517	USD	391	11/07/14	18
State Street	NOK	2,876	USD	426	12/05/14	—
State Street	SEK	1,313	USD	182	11/07/14	4
State Street	SEK	687	USD	93	12/05/14	—
UBS	GBP	8,994	USD	14,352	11/21/14	(34)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(512)

See accompanying notes which are an integral part of the financial statements.

454 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Index Swap Contracts (*)
Amounts in thousands
Fund Receives				Notional		Termination	Fair Value
Underlying Security			Counterparty	Amount		Date	$
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index			Barclays	USD	34,334	11/28/14	(7)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index			Barclays	USD	40,393	11/28/14	(8)
Barclays U.S. Aggregate Total Return Value Unhedged
USD Index			Barclays	USD	19,578	03/02/15	(4)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)							(19)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the 3 Month LIBOR rate plus a fee ranging from 0.09% to 0.10%.

Interest Rate Swap Contracts

Amounts in thousands
						Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays		Date	$
Barclays	USD	3,420	3.145%	Three Month LIBOR		03/15/26	68
Barclays	USD	695	Three Month LIBOR	2.417%		11/15/27	(6)
Barclays	USD	695	Three Month LIBOR	2.481%		11/15/27	(14)
Barclays	USD	1,530	Three Month LIBOR	3.490%		03/15/46	(80)
Citigroup	USD	1,390	Three Month LIBOR	2.714%		08/15/42	80
Citigroup	USD	1,060	Three Month LIBOR	3.676%		11/15/43	(154)
Goldman Sachs	USD	3,820	2.804%	Three Month LIBOR		04/09/26	(45)
Goldman Sachs	USD	1,720	Three Month LIBOR	3.125%		04/09/46	38
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $— (å)							(113)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 455

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$132,216	$—	$132,216	8.4
Corporate Bonds and Notes	—	295,078	4,072	299,150	19.0
International Debt	—	75,030	4,189	79,219	5.0
Mortgage-Backed Securities	—	492,021	1,955	493,976	31.4
Municipal Bonds	—	13,792	—	13,792	0.9
United States Government Agencies	—	16,017	—	16,017	1.0
United States Government Treasuries	—	361,061	—	361,061	23.0
Preferred Stocks	2,124	—	—	2,124	0.2
Options Purchased	—	341	—	341	—*
Short-Term Investments	—	369,901	—	369,901	23.5
Total Investments	2,124	1,755,457	10,216	1,767,797	112.4
Other Assets and Liabilities, Net					(12.4)
					100.0
Other Financial Instruments
Futures Contracts	773	—	—	773	—*
Options Written	—	(81)	—	(81)	(—)*
Foreign Currency Exchange Contracts	—	(512)	—	(512)	(—)*
Index Swap Contracts	—	(19)	—	(19)	(—)*
Interest Rate Swap Contracts	—	(113)	—	(113)	(—)*
Total Other Financial Instruments**	$773	$(725)	$—	$48

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

456 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
		Currency	Interest Rate
Derivatives not accounted for as hedging instruments		Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$—	$341
Unrealized appreciation on foreign currency exchange contracts		2,414	—
Variation margin on futures contracts**		—	1,042
Interest rate swap contracts, at fair value		—	186
Total		$2,414	$1,569

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**		$—	$269
Unrealized depreciation on foreign currency exchange contracts		2,926	—
Options written, at fair value		—	81
Index swap contracts, at fair value		—	19
Interest rate swap contracts, at fair value		—	299
Total		$2,926	$668
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$6,464
Options written	—	—	590
Index swap contracts	—	—	3,727
Interest rate swap contracts	—	—	247
Credit default swap contracts	1,538	—	—
Foreign currency-related transactions ****	—	594	—
Total	$1,538	$594	$11,028

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments *****	$—	$—	$(392)
Futures contracts	—	—	(1,496)
Options written	—	—	(97)
Index swap contracts	—	—	14
Interest rate swap contracts	—	—	(2,110)
Credit default swap contracts	(624)	—	—
Foreign currency-related transactions ***	—	(116)	—
Total	$(624)	$(116)	$(4,081)

*	Fair value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 457

Russell Investment Company Russell Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Options Purchased Contracts	Investments, at fair value		$341 $	— $	341
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		2,414	—	2,414
Futures Contracts	Variation margin on futures contracts		26	—	26
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		186	—	186
Total			$2,967 $	— $	2,967

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Bank of America	$284	$160	$	— $	124
Barclays	262	205		—	57
Citigroup	170	1		—	169
Commonwealth Bank of Australia	319	93		—	226
Credit Suisse	1	—		—	1
Deutsche Bank	98	12		—	86
Goldman Sachs	359	301		58	—
HSBC	47	—		—	47
JPMorgan Chase	65	—		—	65
Royal Bank of Canada	738	355		—	383
Skandinaviska Enskilda Bank	225	—		—	225
Standard Chartered	344	344		—	—
State Street	55	55		—	—
Total	$2,967	$1,526		$58	$1,383

See accompanying notes which are an integral part of the financial statements.

458 Russell Investment Grade Bond Fund

Russell Investment Company Russell Investment Grade Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
		Gross		Net Amounts
		Amounts			of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities		Liabilities
Futures Contracts	Variation margin on futures contracts	$277	$	— $	277
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,926		—	2,926
Options Written Contracts	Options written, at fair value	81		—	81
Index Swap Contracts	Index swap contracts, at fair value	19		—	19
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	299		—	299
Total		$3,602	$	— $	3,602

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Australia and New Zealand Banking Group	$114	$	— $	— $	114
Bank of America	160		160	—	—
Barclays	1,125		205	533	387
Citigroup	442		1	277	164
Commonwealth Bank of Australia	93		93	—	—
Deutsche Bank	44		12	—	32
Goldman Sachs	552		301	251	—
HSBC	30		—	—	30
Royal Bank of Canada	355		355	—	—
Standard Chartered	352		344	—	8
State Street	302		55	—	247
UBS	33		—	—	33
Total	$3,602		$1,526	$1,061	$1,015

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 459

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,749,076
Investments, at fair value(>)	1,767,797
Cash	1,539
Cash (restricted)(a)(b)	4,123
Foreign currency holdings(^)	26
Unrealized appreciation on foreign currency exchange contracts	2,414
Receivables:
Dividends and interest	6,495
Dividends from affiliated Russell funds	21
Investments sold	29,697
Fund shares sold	2,205
Investments matured(†)	223
Variation margin on futures contracts	26
Prepaid expenses	4
Interest rate swap contracts, at fair value	186
Total assets	1,814,756

Liabilities
Payables:
Due to broker(c)	114
Investments purchased	235,521
Fund shares redeemed	1,229
Accrued fees to affiliates	626
Other accrued expenses	207
Variation margin on futures contracts	277
Unrealized depreciation on foreign currency exchange contracts	2,926
Options written, at fair value(x)	81
Index swap contracts, at fair value(8)	19
Interest rate swap contracts, at fair value(•)	299
Total liabilities	241,299

Net Assets	$1,573,457

See accompanying notes which are an integral part of the financial statements.

460 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$921
Accumulated net realized gain (loss)	26,722
Unrealized appreciation (depreciation) on:
Investments	18,721
Futures contracts	773
Options written	100
Index swap contracts	(19)
Interest rate swap contracts	(113)
Investments matured	(537)
Foreign currency-related transactions	(512)
Shares of beneficial interest	701
Additional paid-in capital	1,526,700
Net Assets	$1,573,457
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$22.48
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$23.36
Class A — Net assets	$8,036,694
Class A — Shares outstanding ($.01 par value)	357,527
Net asset value per share: Class C(#)	$22.33
Class C — Net assets	$20,977,989
Class C — Shares outstanding ($.01 par value)	939,437
Net asset value per share: Class E(#)	$22.46
Class E — Net assets	$34,377,819
Class E — Shares outstanding ($.01 par value)	1,530,455
Net asset value per share: Class I(#)	$22.47
Class I — Net assets	$297,899,711
Class I — Shares outstanding ($.01 par value)	13,257,261
Net asset value per share: Class S(#)	$22.45
Class S — Net assets	$847,288,791
Class S — Shares outstanding ($.01 par value)	37,739,861
Net asset value per share: Class Y(#)	$22.49
Class Y — Net assets	$364,876,182
Class Y — Shares outstanding ($.01 par value)	16,226,321
Amounts in thousands
(^) Foreign currency holdings - cost	$26
(x) Premiums received on options written	$181
(†) Investments matured - cost	$760
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$267,030
(•) Interest rate swap contracts - premiums paid (received)	$—
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$3,226
(b) Cash Collateral for Swaps	$897
(c) Due to Broker for Swaps	$114
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 461

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$365
Dividends from affiliated Russell funds	239
Interest	34,044
Total investment income	34,648

Expenses
Advisory fees	4,149
Administrative fees	790
Custodian fees	470
Distribution fees - Class A	21
Distribution fees - Class C	171
Transfer agent fees - Class A	17
Transfer agent fees - Class C	46
Transfer agent fees - Class E	72
Transfer agent fees - Class I	388
Transfer agent fees - Class S	1,671
Transfer agent fees - Class Y	19
Professional fees	162
Registration fees	127
Shareholder servicing fees - Class C	57
Shareholder servicing fees - Class E	91
Trustees’ fees	41
Printing fees	53
Miscellaneous	100
Total expenses	8,445
Net investment income (loss)	26,203

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	22,421
Futures contracts	6,464
Options written	590
Index swap contracts	3,727
Interest rate swap contracts	247
Credit default swap contracts	1,538
Foreign currency-related transactions	(196)
Net realized gain (loss)	34,791
Net change in unrealized appreciation (depreciation) on:
Investments	7,410
Futures contracts	(1,496)
Options written	(97)
Index swap contracts	14
Interest rate swap contracts	(2,110)
Credit default swap contracts	(624)
Investment matured	(4)
Foreign currency-related transactions	(75)
Net change in unrealized appreciation (depreciation)	3,018
Net realized and unrealized gain (loss)	37,809
Net Increase (Decrease) in Net Assets from Operations	$64,012

See accompanying notes which are an integral part of the financial statements.

462 Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,203	$28,465
Net realized gain (loss)	34,791	(16,909)
Net change in unrealized appreciation (depreciation)	3,018	(37,747)
Net increase (decrease) in net assets from operations	64,012	(26,191)

Distributions
From net investment income
Class A	(89)	(115)
Class C	(80)	(93)
Class E	(387)	(410)
Class I	(4,542)	(4,928)
Class S	(11,025)	(9,886)
Class Y	(6,490)	(8,955)
From net realized gain
Class A	—	(376)
Class C	—	(1,105)
Class E	—	(1,347)
Class I	—	(12,578)
Class S	—	(25,101)
Class Y	—	(18,483)
Net decrease in net assets from distributions	(22,613)	(83,377)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(310,764)	35,108
Total Net Increase (Decrease) in Net Assets	(269,365)	(74,460)

Net Assets
Beginning of period	1,842,822	1,917,282
End of period	$1,573,457	$1,842,822
Undistributed (overdistributed) net investment income included in net assets	$921	$(2,548)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 463

Russell Investment Company Russell Investment Grade Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	70	$1,552	277	$6,180
Proceeds from reinvestment of distributions	4	86	21	477
Payments for shares redeemed	(178)	(3,900)	(354)	(7,851)
Net increase (decrease)	(104)	(2,262)	(56)	(1,194)
Class C
Proceeds from shares sold	73	1,598	179	4,028
Proceeds from reinvestment of distributions	3	80	53	1,183
Payments for shares redeemed	(298)	(6,543)	(649)	(14,279)
Net increase (decrease)	(222)	(4,865)	(417)	(9,068)
Class E
Proceeds from shares sold	241	5,319	525	11,624
Proceeds from reinvestment of distributions	16	355	71	1,577
Payments for shares redeemed	(628)	(13,792)	(586)	(12,931)
Net increase (decrease)	(371)	(8,118)	10	270
Class I
Proceeds from shares sold	2,448	53,989	3,707	82,711
Proceeds from reinvestment of distributions	202	4,451	765	17,100
Payments for shares redeemed	(4,914)	(108,541)	(6,703)	(148,290)
Net increase (decrease)	(2,264)	(50,101)	(2,231)	(48,479)
Class S
Proceeds from shares sold	13,652	299,938	14,543	322,655
Proceeds from reinvestment of distributions	495	10,919	1,552	34,649
Payments for shares redeemed	(13,765)	(303,095)	(13,556)	(298,372)
Net increase (decrease)	382	7,762	2,539	58,932
Class Y
Proceeds from shares sold	2,228	49,137	8,984	199,546
Proceeds from reinvestment of distributions	294	6,490	1,227	27,438
Payments for shares redeemed	(14,064)	(308,807)	(8,757)	(192,337)
Net increase (decrease)	(11,542)	(253,180)	1,454	34,647
Total increase (decrease)	(14,121)	$(310,764)	1,299	$35,108

See accompanying notes which are an integral part of the financial statements.

464 Russell Investment Grade Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	21.91	.28	.53	.81	(.24)	—
October 31, 2013	23.15	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.31	.36	1.10	1.46	(.38)	(.24)
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)
October 31, 2010 (3)	21.87	.14	1.00	1.14	(.16)	—

Class C
October 31, 2014	21.77	.12	.52	.64	(.08)	—
October 31, 2013	23.03	.09	(.59)	(.50)	(.06)	(.70)
October 31, 2012	22.20	.21	1.08	1.29	(.22)	(.24)
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)

Class E
October 31, 2014	21.89	.28	.53	.81	(.24)	—
October 31, 2013	23.13	.25	(.58)	(.33)	(.21)	(.70)
October 31, 2012	22.28	.39	1.09	1.48	(.39)	(.24)
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)

Class I
October 31, 2014	21.90	.36	.52	.88	(.31)	—
October 31, 2013	23.14	.33	(.59)	(.26)	(.28)	(.70)
October 31, 2012	22.29	.45	1.09	1.54	(.45)	(.24)
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)

Class S
October 31, 2014	21.88	.34	.52	.86	(.29)	—
October 31, 2013	23.12	.31	(.58)	(.27)	(.27)	(.70)
October 31, 2012	22.27	.43	1.09	1.52	(.43)	(.24)
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)

Class Y
October 31, 2014	21.91	.38	.54	.92	(.34)	—
October 31, 2013	23.15	.35	(.58)	(.23)	(.31)	(.70)
October 31, 2012	22.30	.48	1.08	1.56	(.47)	(.24)
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)

See accompanying notes which are an integral part of the financial statements.

466 Russell Investment Grade Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.24)	22.48	3.70	8,036.81		.81	1.27	178
(.91)	21.91	(1.48)	10,114.79		.79	1.15	136
(.62)	23.15	6.68	11,983.79		.79	1.59	159
(1.22)	22.31	3.27	3,966.80		.80	2.14	187
(.16)	22.85	5.20	1,002.81		.81	1.55	157

(.08)	22.33	2.94	20,978	1.56	1.56	.54	178
(.76)	21.77	(2.23)	25,285	1.54	1.54	.39	136
(.46)	23.03	5.92	36,340	1.54	1.54	.92	159
(1.05)	22.20	2.42	32,369	1.55	1.55	1.48	187
(.54)	22.74	9.48	38,798	1.54	1.54	1.66	157

(.24)	22.46	3.71	34,378.81		.81	1.28	178
(.91)	21.89	(1.46)	41,621.79		.78	1.15	136
(.63)	23.13	6.76	43,762.79		.74	1.74	159
(1.23)	22.28	3.31	45,365.80		.72	2.32	187
(.73)	22.82	10.38	54,743.79		.68	2.50	157

(.31)	22.47	4.05	297,900.48		.48	1.62	178
(.98)	21.90	(1.15)	339,903.46		.46	1.47	136
(.69)	23.14	7.05	410,807.46		.46	2.01	159
(1.29)	22.29	3.57	380,063.47		.47	2.57	187
(.78)	22.83	10.64	428,647.46		.44	2.76	157

(.29)	22.45	3.97	847,289.56		.56	1.54	178
(.97)	21.88	(1.23)	817,400.54		.54	1.38	136
(.67)	23.12	6.93	805,089.54		.54	1.92	159
(1.27)	22.27	3.50	657,013.55		.55	2.44	187
(.76)	22.81	10.55	456,448.54		.54	2.43	157

(.34)	22.49	4.21	364,876.36		.36	1.71	178
(1.01)	21.91	(.99)	608,499.34		.34	1.59	136
(.71)	23.15	7.15	609,301.36		.36	2.11	159
(1.31)	22.30	3.67	600,991.37		.37	2.66	187
(.79)	22.84	10.77	681,001.36		.36	2.70	157

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund 467

Russell Investment Company Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Short Duration Bond Fund - Class A‡			Russell Short Duration Bond Fund - Class S
	Total			Total
	Return			Return
1 Year	(2.71)%		1 Year	1.30%
5 Years	1.65	%§	5 Years	2.68	%§
10 Years	2.50	%§	10 Years	3.15	%§

Russell Short Duration Bond Fund - Class C			Russell Short Duration Bond Fund - Class Y‡‡
	Total			Total
	Return			Return
1 Year	0.26%		1 Year	1.38%
5 Years	1.64	%§	5 Years	2.76	%§
10 Years	2.12	%§	10 Years	3.21	%§

Russell Short Duration Bond Fund - Class E			BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index**
	Total			Total
	Return			Return
1 Year	1.06%		1 Year	0.67%
5 Years	2.42	%§	5 Years	1.04	%§
10 Years	2.89	%§	10 Years	2.52	%§

468 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) employs	where corporate profits are increasing, enabling issuers to pay
a multi-manager approach whereby portions of the Fund	down their debt burden. This may also be generalized as a
are allocated to different money managers. Fund assets not	“risk on” market where investors are generally bullish about the
allocated to money managers are managed by Russell Investment	economy. However, the Fund may also perform well versus U.S.
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	Treasuries in a “risk off” flight-to-quality environment given that
may change the allocation of the Fund’s assets among money	a majority of the Fund’s holdings consist of high-grade, short-
managers at any time. An exemptive order from the Securities	duration securities, which are securities that investors may find
and Exchange Commission (“SEC”) permits RIMCo to engage	as a reasonable alternative to U.S. Treasuries. Environments
or terminate a money manager at any time, subject to approval	that feature sharp rises in interest rates or mass sell-offs in fixed
by the Fund’s Board, without a shareholder vote. Pursuant to the	income risk assets (e.g., the recent global financial crisis) will
terms of the exemptive order, the Fund is required to notify its	tend to be unfavorable for Fund performance. Given the Fund’s
shareholders within 90 days of when a money manager begins	strategy and positioning, the “risk on” market sentiment provided
providing services. As of October 31, 2014, the Fund had three	a favorable environment for Fund performance over the fiscal
money managers.	year. Non-treasury allocations were primary contributors to

What is the Fund’s investment objective?	benchmark-relative results, as U.S. economic growth conditions showed signs of improvement and a “risk on” environment
The Fund seeks to provide current income and preservation of	overshadowed much of the period.
capital with a focus on short duration securities.
How did the investment strategies and techniques employed
How did the Fund perform relative to its benchmark for the	by the Fund and its money managers affect its benchmark-
fiscal year ended October 31, 2014?	relative performance?
For the fiscal year ended October 31, 2014, the Fund’s Class	With the exception of the Fund’s Class C Shares, the Fund
A, Class C, Class E, Class S and Class Y Shares gained 1.06%,	outperformed its benchmark for the fiscal year. In general, ex-
0.26%, 1.06%, 1.30% and 1.38%, respectively. This is compared	benchmark non-treasury credit exposures were a primary driver
to the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S.	of positive results. More specifically, the Fund’s allocation to, and
Treasuries Index, which gained 0.67% during the same period.	security selection within, investment grade corporate bonds was
The Fund’s performance includes operating expenses, whereas	a lead contributor. Allocations across mortgage bond sectors also
index returns are unmanaged and do not include expenses of any	contributed positively over the period, as did selections to non-
kind.	U.S. developed market interest rates. Although a longer duration
For the fiscal year ended October 31, 2014, the Morningstar®	versus the benchmark’s duration was positive for benchmark-
Short-Term Bond, a group of funds that Morningstar considers to	relative results, the Fund’s concentrated yield curve exposure at
have investment strategies similar to those of the Fund, gained	the front-end of the yield curve had a net negative impact from an
1.31%. This return serves as a peer comparison and is expressed	overall interest rate perspective.
net of operating expenses.	Logan Circle Partners, L.P. (“Logan Circle”) outperformed the
How did the market conditions described in the Market	Fund’s benchmark for the fiscal year. Security selection across
Summary report affect the Fund’s performance?	ex-benchmark exposures was especially positive for results.
Despite a rough start at the beginning of the one-year period, the	Specifically, an overweight to investment grade financials and
U.S. bond market turned around in 2014, resulting in generally	exposure to higher-beta securities (securities with high sensitivity
positive performance among bonds over the fiscal year. Various	to market movements) across domestic, developed and emerging
positive factors included: strengthening data for U.S. growth amid	markets was a consistently positive contributor to performance.
heightened geopolitical tension in select emerging economies,	Allocations within agency and commercial mortgage-backed
which drove a U.S. Treasury sell-off and robust U.S. dollar	securities were also materially beneficial.
appreciation; continued improvements in housing fundamentals;	Pacific Investment Management Company (“PIMCO”) was
ongoing low interest rates that fueled issuance activity, which was	terminated in October 2014 and outperformed the Fund’s
met with high demand; and decreasing yields that compressed	benchmark for the portion of the fiscal year in which it was a
credit spreads, which is generally positive for bonds.	manager for the Fund. Allocations to non-agency mortgage-
The Fund will tend to perform well in markets where non-treasury	backed securities such as sub-prime mortgages and investment
sectors lead. These are generally environments where the economy	grade corporate bonds were key drivers to performance, albeit
is stable and a higher coupon can be collected, or environments	credit selections in general contributed positively. However, duration positioning detracted from performance over the period.

Russell Short Duration Bond Fund 469

Russell Investment Company Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Scout Investments, Inc. (“Scout”) was hired in October 2014	instruments such as U.S. Treasury futures. These tilts detracted
but did not manage Fund assets until the end of the month,	modestly during the period due to RIMCo’s U.S. Treasury futures
and therefore did not have a meaningful impact on the Fund’s	selections.
performance for the period.	Inaddition,inconnectionwiththehireofTHLinJune2014,RIMCo
THL Credit Advisors LLC (“THL”) was hired in June 2014 as	implemented a strategy designed to replicate the performance of
a bank loan specialist in the Fund and outperformed the Fund’s	the Fund’s benchmark in order to provide the Fund additional
benchmark for the portion of the fiscal year in which it was a	diversification and help balance the credit risk associated with
manager in the Fund. Outperformance relative to the Fund’s	THL’s bank loan investments. This strategy typically holds ten to
benchmark was primarily from the high credit exposure of THL’s	twenty optimally chosen index constituents, and had a modestly
bank loan holdings, which outperformed lower risk assets over the	positive impact to benchmark-relative performance.
period. However, THL underperformed in September 2014 when
credit risk assets were not rewarded.	Describe any changes to the Fund’s structure or the money
manager line-up.
Wellington Management Company, LLP (“Wellington”) was	In June 2014, Wellington was terminated from the Fund and THL,
terminated from the Fund in June 2014 and outperformed the	a bank loan specialist, was added to the Fund. At the same time,
Fund’s benchmark for the portion of the fiscal year in which	RIMCo implemented the index replication strategy described
it was a manager for the Fund. Positive selections to U.S. and	above.
U.K. interest rates at the end of calendar year 2013 led to strong
performance at the start of the period. Although these positions	In October 2014, PIMCO was terminated from the Fund and Scout
detracted at the start of calendar year 2014, tactical management	was added to the Fund. There were some minor re-weightings of
of the Fund added value as positive security selection to	other managers within the Fund as a result of these changes.
investment grade corporate bonds within the U.S. and periphery	Money Managers as of October 31,
Europe continued positive performance.	2014	Styles
RIMCo manages the portion of the Fund’s assets that RIMCo	Logan Circle Partners, L.P.	Fully Discretionary
determines not to allocate to the money managers. Assets not	Scout Investments, Inc.	Fully Discretionary
allocated to managers include the Fund’s liquidity reserves and	THL Credit Advisors LLC	Sector Specialist
assets which may be managed directly by RIMCo to modify the	The views expressed in this report reflect those of the portfolio
Fund’s overall portfolio characteristics to seek to achieve the	managers only through the end of the period covered by
desired risk/return profile for the Fund.	the report. These views do not necessarily represent the
During the period, RIMCo utilized futures contracts to seek to	views of RIMCo, or any other person in RIMCo or any other
achieve the Fund benchmark’s duration exposures with respect	affiliated organization. These views are subject to change
to the portion of the Fund allocated to cash reserves. While this	at any time based upon market conditions or other events,
exposure was a detractor in absolute terms, due to the general	and RIMCo disclaims any responsibility to update the views
increase in 2-yr U.S. Treasury yields over the period, it had a	contained herein. These views should not be relied on as
neutral impact to benchmark-relative performance. RIMCo also	investment advice and, because investment decisions for
implemented tactical ‘tilts’ based on its judgments regarding	a Russell Investment Company (“RIC”) Fund are based on
shorter-term opportunities to seek to generate returns and/	numerous factors, should not be relied on as an indication
or mitigate risk during the period by investing in derivative	of investment decisions of any RIC Fund.

470 Russell Short Duration Bond Fund

Russell Investment Company
Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	BofA Merrill Lynch 1-3 Yr Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term of maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.
‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Short Duration Bond Fund 471

Russell Investment Company Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,002.60	$1,021.02
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$4.19	$4.23

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$998.20	$1,017.24
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$7.96	$8.03
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.58%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,002.60	$1,021.02
	Expenses Paid During Period*	$4.19	$4.23

* Expenses are equal to the Fund's annualized expense ratio of 0.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

472 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,003.90	$1,022.28
Expenses Paid During Period*	$2.93	$2.96

* Expenses are equal to the Fund's annualized expense ratio of 0.58%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,003.70	$1,022.63
Expenses Paid During Period*	$2.58	$2.60

* Expenses are equal to the Fund's annualized expense ratio of 0.51%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Short Duration Bond Fund 473

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 78.6%			Series 2007-4 Class A2
			5.530% due 04/25/47	251	245
Asset-Backed Securities - 7.6%			Countrywide Asset-Backed Certificates
Access Group, Inc.			Trust
Series 2005-A Class A2			Series 2005-1 Class AF4
0.454% due 04/27/26 (Ê)	618	618	5.147% due 02/25/33	121	122
Ally Auto Receivables Trust			Series 2005-4 Class AF3
Series 2012-SN1 Class A4			4.456% due 10/25/35	11	11
0.700% due 12/21/15	1,995	1,995

Ally Master Owner Trust			Education Series 2013-1 Loan Asset-Backed Class B1 Trust I
Series 2010-2 Class A			1.152% due 11/25/33 (Ê)(Þ)	2,992	2,785
4.250% due 04/15/17 (Þ)	3,000	3,040

Series 2012-1 Class A2			Enterprise Series 2012-2 Fleet Financing Class A2 LLC
1.440% due 02/15/17	445	446	0.720% due 04/20/18 (Þ)	1,128	1,129
Series 2012-3 Class A2			Equity One Mortgage Pass-Through Trust
1.210% due 06/15/17	4,100	4,118	Series 2003-4 Class M1
Series 2012-4 Class A			5.283% due 10/25/34	326	321
1.720% due 07/15/19	7,500	7,561	Exeter Automobile Receivables Trust
Series 2013-1 Class A2			Series 2013-1A Class A
1.000% due 02/15/18	615	616	1.290% due 10/16/17 (Þ)	368	369
AmeriCredit Automobile Receivables			Series 2014-1A Class A
Trust			1.290% due 05/15/18 (Þ)	1,992	1,994
Series 2012-4 Class A3			Series 2014-3A Class A
0.670% due 06/08/17	5,264	5,266	1.320% due 01/15/19 (Å)	4,700	4,700
ARI Fleet Lease Trust			Federal Home Loan Mortgage Corp.
Series 2013-A Class A3			Structured Pass Through Securities
0.920% due 07/15/21 (Þ)	1,560	1,561	Series 2000-30 Class A5
Asset Backed Securities Corp. Home			7.658% due 12/25/30	2,173	2,302
Equity Loan Trust			Freddie Mac REMICS
Series 2004-HE6 Class A1			Series 2010-3662 Class ZB
0.702% due 09/25/34 (Ê)	5	5	5.500% due 08/15/36	803	901
Capital Auto Receivables Asset Trust			Hertz Fleet Lease Funding, LP
Series 2013-1 Class B			Series 2013-3 Class C
1.290% due 04/20/18	1,665	1,668	1.602% due 12/10/27 (Ê)(Þ)	2,240	2,240
Capital One Multi-Asset Execution Trust			Series 2014-1 Class C
Series 2005-B1 Class B1			1.302% due 04/10/28 (Ê)(Þ)	1,475	1,475
4.900% due 12/15/17	2,075	2,100
CarFinance Capital Auto Trust			Hertz Series Vehicle 2009-2A Financing Class LLC A2
Series 2013-2A Class A			5.290% due 03/25/16 (Þ)	838	846
1.750% due 11/15/17 (Þ)	1,413	1,420
Series 2014-1A Class A			Series 2011-1A Class A1
1.460% due 12/17/18 (Þ)	1,125	1,128	2.200% due 03/25/16 (Þ)	1,140	1,144
			JCP&L Transition Funding LLC
CCG Receivables Trust			Series 2002-A Class A4
Series 2013-1 Class A2			6.160% due 06/05/19	137	146
1.050% due 08/14/20 (Þ)	711	712
Series 2014-1 Class A2			Nissan Series Master 2012-A Owner Class Trust A Receivables
1.060% due 11/15/21 (Þ)	1,240	1,239	0.623% due 05/15/17 (Ê)	1,235	1,237
CFC LLC			Prestige Auto Receivables Trust
Series 2013-1A Class A			Series 2013-1A Class A2
1.650% due 07/17/17 (Þ)	360	360	1.090% due 02/15/18 (Þ)	498	499
Chase Education Loan Trust			Series 2014-1A Class A3
Series 2007-A Class B			1.520% due 04/15/20 (Þ)	1,300	1,300
0.454% due 06/28/40 (Ê)	3,010	2,760
Chesapeake Funding LLC			Renaissance Series 2005-4 Home Class Equity A3 Loan Trust
Series 2012-1A Class A			5.565% due 02/25/36	78	76
0.903% due 11/07/23 (Ê)(Þ)	730	732	Series 2007-2 Class AF2
CIT Marine Trust
Series 1999-A Class A4			5.675% due 06/25/37	350	184
6.250% due 11/15/19	10	10	Santander Drive Auto Receivables Trust
			Series 2012-1 Class B
Countrywide Asset-Backed Certificates			2.720% due 05/16/16	227	227
Series 2001-BC3 Class A
0.632% due 12/25/31 (Ê)	1	—	Series 2012-2 Class B
Series 2006-3 Class 2A2			2.090% due 08/15/16	407	407
0.332% due 06/25/36 (Ê)	126	123	Series 2012-4 Class A3
			1.040% due 08/15/16	9	9

See accompanying notes which are an integral part of the financial statements.

474 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-4 Class B			5.500% due 02/01/18	3,262	3,651
1.830% due 03/15/17	1,230	1,234	Bank of America Corp.
Series 2013-1 Class B			6.500% due 08/01/16	1,800	1,963
1.160% due 01/15/19	2,490	2,496	Bank of New York Mellon Corp. (The)
Series 2014-4 Class B			Series G
1.820% due 05/15/19	1,020	1,023	2.200% due 05/15/19	1,035	1,039
SLM Private Education Loan Trust			Bayer US Finance LLC
Series 2010-A Class 2A			2.375% due 10/08/19 (Å)	1,080	1,082
3.403% due 05/16/44 (Ê)(Þ)	2,605	2,758	Bear Stearns Cos. LLC (The)
Series 2011-A Class A1			5.550% due 01/22/17	2,560	2,784
1.153% due 10/15/24 (Ê)(Þ)	1,479	1,486	Boston Scientific Corp.
Series 2012-B Class A1			6.400% due 06/15/16	1,347	1,459
1.253% due 12/15/21 (Ê)(Þ)	178	178	Branch Banking and Trust Company
Series 2012-B Class A2			Series BKNT
3.480% due 10/15/30 (Þ)	1,950	2,035	1.050% due 12/01/16	2,890	2,892
Series 2012-C Class A1			Capital One Financial Corp.
1.253% due 08/15/23 (Ê)(Þ)	2,370	2,383	2.450% due 04/24/19	2,480	2,487
SLM Student Loan Trust			Chevron Corp.
Series 2008-7 Class A2			1.718% due 06/24/18	1,075	1,085
0.734% due 10/25/17 (Ê)	667	668	Cintas Corp. No. 2
Series 2014-A Class A1			2.850% due 06/01/16	1,465	1,508
0.753% due 07/15/22 (Ê)(Þ)	549	549	Citigroup, Inc.
SMART Trust			1.194% due 07/25/16 (Ê)	5,900	5,957
Series 2011-2USA Class A4A			Coventry Health Care, Inc.
2.310% due 04/14/17 (Þ)	1,675	1,684	5.950% due 03/15/17	775	857
Series 2012-1USA Class A4A			Crown Castle Towers LLC
2.010% due 12/14/17 (Þ)	4,060	4,083	5.495% due 01/15/17 (Þ)	1,480	1,574
South Carolina Student Loan Corp.			Daimler Finance NA LLC
Series 2008-1 Class A2			1.375% due 08/01/17 (Þ)	1,450	1,447
0.784% due 03/01/18 (Ê)	46	46	DIRECTV Holdings LLC / DIRECTV
Series 2008-1 Class A3			Financing Co., Inc.
0.984% due 03/02/20 (Ê)	700	702	3.500% due 03/01/16	1,125	1,163
Tidewater Auto Receivables Trust			Dynegy Finance I, Inc. / Dynegy Finance
Series 2012-AA Class A3			II, Inc.
1.990% due 04/15/19 (Þ)	828	832	7.375% due 11/01/22 (Å)	1,335	1,412
Series 2014-AA Class A3			EnLink Midstream Partners, LP
1.400% due 07/15/18 (Þ)	2,380	2,380	2.700% due 04/01/19	2,045	2,064
Westlake Automobile Receivables Trust			Express Scripts Holding Co.
Series 2014-1A Class A2			2.250% due 06/15/19	1,585	1,576
0.700% due 05/15/17 (Þ)	3,467	3,465	Ford Motor Credit Co. LLC
		90,149	3.984% due 06/15/16	500	522
Corporate Bonds and Notes - 13.2%			8.000% due 12/15/16	1,000	1,133
AbbVie, Inc.			4.250% due 02/03/17	2,460	2,605
1.750% due 11/06/17	1,878	1,883	3.000% due 06/12/17	700	722
Advanced Micro Devices, Inc.
7.750% due 08/01/20	450	423	Forest Laboratories, Inc.
			4.875% due 02/15/21 (Þ)	4,405	4,697
7.500% due 08/15/22	2,000	1,830	General Electric Capital Corp.
Aflac, Inc.			0.460% due 01/14/16 (Ê)	900	901
2.650% due 02/15/17	1,400	1,445	2.900% due 01/09/17	4,790	4,987
Air Lease Corp.
2.125% due 01/15/18	1,095	1,083	General Mills, Inc.
American Express Credit Corp.			1.400% due 10/20/17	1,300	1,299
1.125% due 06/05/17	2,910	2,896	Goldman Sachs Group, Inc. (The)
			3.625% due 02/07/16	4,190	4,324
American International Group, Inc.			Hartford Financial Services Group, Inc.
5.850% due 01/16/18	425	479	(The)
Amgen, Inc.			4.000% due 10/15/17	1,705	1,822
2.300% due 06/15/16	300	306	Hewlett-Packard Co.
Anadarko Petroleum Corp.			3.300% due 12/09/16	3,050	3,164
5.950% due 09/15/16	2,650	2,880
Anheuser-Busch InBev Worldwide, Inc.			3.750% due 12/01/20	1,605	1,646
5.375% due 01/15/20	955	1,084	Home Depot, Inc. (The)
Apple, Inc.			2.250% due 09/10/18	1,600	1,627
2.850% due 05/06/21	640	650	HSBC Finance Corp.
AT&T, Inc.			0.664% due 06/01/16 (Ê)	200	200
			See accompanying notes which are an integral part of the financial statements.

				Russell Short Duration Bond Fund 475

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
Humana, Inc.			5.000% due 02/01/20		1,695	1,897
2.625% due 10/01/19	1,415	1,417	Toyota Motor Credit Corp.
Innovation Ventures LLC / Innovation			1.250% due 10/05/17		885	884
Ventures Finance Corp.			United Technologies Corp.
9.500% due 08/15/19 (Å)	650	641	1.800% due 06/01/17		1,015	1,033
Intel Corp.			Verizon Communications, Inc.
1.350% due 12/15/17	685	683	1.984% due 09/14/18 (Ê)		100	105
International Business Machines Corp.			2.625% due 02/21/20 (Å)		6,515	6,480
5.700% due 09/14/17	980	1,101	Series FRN
International Lease Finance Corp.			1.764% due 09/15/16 (Ê)		4,500	4,601
2.184% due 06/15/16 (Ê)	4,370	4,354	Wells Fargo & Co.
3.875% due 04/15/18	800	802	0.761% due 07/20/16 (Ê)		4,300	4,319
JPMorgan Chase & Co.			1.250% due 07/20/16		1,400	1,409
1.350% due 02/15/17	1,740	1,742	Williams Partners, LP
Series GMTN			4.125% due 11/15/20		1,262	1,327
0.855% due 02/26/16 (Ê)	1,500	1,505	ZFS Finance USA Trust II
JPMorgan Chase Bank NA			6.450% due 12/15/65 (Þ)		2,005	2,135
0.564% due 06/13/16 (Ê)	1,400	1,396	ZFS Finance USA Trust V
Kinder Morgan Energy Partners, LP			6.500% due 05/09/37 (Þ)		2,145	2,306
3.500% due 03/01/21	1,110	1,104
Lehman Brothers Holdings Capital Trust						156,366
VII			International Debt - 4.5%
5.857% due 11/29/49 (ƒ)(Ø)	270	—	ABN AMRO Bank NV
			1.033% due 10/28/16 (Å)(Ê)		1,100	1,109
Lorillard Tobacco Co.			AP NMT Acquisition BV Term Loan B
6.875% due 05/01/20	1,180	1,393	6.750% due 08/13/21		500	485
MassMutual Global Funding II			Arbor Realty Collateralized Loan
2.000% due 04/05/17 (Þ)	1,090	1,111	Obligation, Ltd.
MetLife, Inc.			Series 2014-1A Class A
6.750% due 06/01/16	3,300	3,602	1.903% due 05/15/24 (Ê)(Þ)		1,915	1,912
1.756% due 12/15/17	1,130	1,139	Series 2014-1A Class B
Metropolitan Life Global Funding I			4.653% due 05/15/24 (Ê)(Þ)		1,240	1,243
1.300% due 04/10/17 (Þ)	800	802	Baidu Inc.
National Rural Utilities Cooperative			3.250% due 08/06/18		1,372	1,411
Finance Corp.			Bank of Nova Scotia (The)
1.900% due 11/01/15	805	817	0.540% due 04/11/17 (Ê)		1,500	1,499
New York Life Global Funding			British Sky Broadcasting Group PLC
0.335% due 09/06/16	1,800	1,800	6.100% due 02/15/18 (Þ)		875	984
1.125% due 03/01/17 (Þ)	1,270	1,272	Credit Suisse NY
Oracle Corp.			Series GMTN
2.250% due 10/08/19	4,680	4,690	1.375% due 05/26/17		1,450	1,446
PepsiCo, Inc.			Deutsche Bank AG
5.000% due 06/01/18	1,420	1,580	6.000% due 09/01/17		1,290	1,446
Pfizer, Inc.			Deutsche Telekom International Finance
6.200% due 03/15/19	1,295	1,513	BV
Pricoa Global Funding I			2.250% due 03/06/17 (Þ)		2,840	2,902
1.350% due 08/18/17 (Þ)	3,600	3,596	Hutchison Whampoa International 11,
Quebecor World Capital Corp.			Ltd.
4.875% due 01/02/49 (Ø)	205	—	3.500% due 01/13/17 (Þ)		1,500	1,566
6.125% due 11/15/49 (Ø)	70	—	ING Bank NV
QVC, Inc.			3.750% due 03/07/17 (Þ)		2,750	2,897
3.125% due 04/01/19	2,925	2,940	Intesa Sanpaolo SpA
Samsung Electronics America, Inc.			2.375% due 01/13/17		4,320	4,368
1.750% due 04/10/17 (Þ)	1,815	1,826	Korea Gas Corp.
SBA Tower Trust			2.875% due 07/29/18 (Þ)		1,430	1,460
Series 2014-1A Class C			Morgan Stanley
2.898% due 10/15/19 (Å)	1,415	1,419	3.125% due 08/05/21	CAD	2,760	2,425
Southern Co. (The)			Motor PLC
2.150% due 09/01/19	1,575	1,569	Series 2012-12A Class A1C
Synchrony Financial			1.286% due 02/25/20 (Þ)		846	847
3.000% due 08/15/19	1,830	1,850	Nomura Holdings, Inc.
Thermo Fisher Scientific, Inc.			2.000% due 09/13/16		1,605	1,625
1.300% due 02/01/17	1,600	1,598	Petrobras Global Finance BV
Time Warner Cable, Inc.			1.852% due 05/20/16 (Ê)		2,200	2,200

See accompanying notes which are an integral part of the financial statements.

476 Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Rio Tinto Finance USA PLC			3.250% due 01/31/22 (Ê)	995	969
1.375% due 06/17/16	2,720	2,740	CEC Entertainment, Inc. Term Loan
2.250% due 12/14/18	770	776	4.250% due 02/14/21 (Ê)	995	962
Royal Bank of Scotland Group PLC			Cengage Learning Acquisitions, Inc. 1st
1.875% due 03/31/17	3,835	3,847	Lien Term Loan
4.700% due 07/03/18	1,945	2,020	7.000% due 03/31/20 (Ê)	493	493
SMART Trust			Charter Commercial Operating LLC
Series 2011-4USA Class A3A			Term Loan G
1.810% due 11/14/15 (Þ)	660	661	4.250% due 09/12/21	1,000	1,006
Telemovil Finance Co Ltd.			Charter Communications Operating LLC
8.000% due 10/01/17 (Þ)	1,800	1,868	1st Lien Term Loan E
Tencent Holdings, Ltd.			3.000% due 07/01/20	995	976
3.375% due 05/02/19 (Þ)	850	864	Checkout Holding Corp. 1st Lien Term
Thomson Reuters Corp.			Loan B
1.650% due 09/29/17	1,740	1,746	4.500% due 04/09/21 (Ê)	998	971
Trade MAPS 1, Ltd.			Chrysler Group LLC 1st Lien Term
Series 2013-1A Class A			Loan B
0.852% due 12/10/18 (Ê)(Þ)	2,190	2,190	3.250% due 12/31/18	1,990	1,969
Transocean, Inc.			Ciena Corp. Term Loan B
4.950% due 11/15/15	825	855	5.250% due 07/14/19	998	986
5.050% due 12/15/16	1,345	1,412	Cincinnati Bell, Inc. 1st Lien Term
			Loan B
UBS Series AG BKNT			4.000% due 09/10/20 (Ê)	995	978
5.875% due 12/20/17	1,280	1,442	Community Health Systems, Inc. Term
Venture CDO Ltd.			Loan D
0.448% due 07/22/21 (Þ)	41	40	4.250% due 01/27/21 (Ê)	1,490	1,490
			Consolidated Communications, Inc. Term
Willis Group Holdings PLC			Loan B
4.125% due 03/15/16	535	554	4.250% due 12/23/20 (Ê)	995	990
		52,840	ConvergeOne Holdings Corp. 1st Lien
Loan Agreements - 9.2%			Term Loan
4L Technologies, Inc. Term Loan			6.000% due 06/17/20 (Ê)	998	989
5.500% due 05/08/20 (Ê)	1,000	993	CROWN Americas LLC Term Loan B
Ability Network, Inc. 1st Lien Term Loan			Zero coupon due 10/22/21	1,000	999
6.000% due 05/14/21 (Ê)	998	985	Crowne Group LLC Term Loan
Accudyne Industries Borrower SCA Term			6.000% due 09/29/20	500	493
Loan			CWGS Group LLC 1st Lien Term Loan B
4.000% due 12/13/19 (Ê)	975	957	5.750% due 02/20/20	987	988
Activision Blizzard, Inc. 1st Lien Term			DealerTrack Technologies, Inc. Term
Loan B			Loan B
3.250% due 10/11/20 (Ê)	1,000	1,000	3.500% due 02/28/21 (Ê)	954	937
Affinion Group, Inc. Term Loan B			DigitalGlobe, Inc. 1st Lien Term Loan B
6.750% due 04/30/18 (Ê)	995	962	3.750% due 01/31/20	995	988
Albertsons LLC Term Loan B4			Eastman Kodak Co.1st Lien Term Loan
4.500% due 08/25/21 (Ê)	1,000	1,000	7.250% due 09/03/19 (Ê)	995	996
Albertson's LLC Term Loan B4-1			Eco Services Term Loan
4.500% due 08/25/21	250	250	5.750% due 10/08/21	500	498
Allison Transmission, Inc. Term Loan B3			Emerald Performance Materials, LLC
3.500% due 08/23/19	1,000	991	Second Lien Term Loan
American Airlines, Inc. Exit Term Loan			7.750% due 08/01/22 (Ê)	250	246
3.750% due 06/27/19 (Ê)	995	981	Emerald US, Inc. Term Loan
Asurion LLC Term Loan B2			Zero coupon due 05/09/21	1,000	981
4.250% due 07/08/20 (Ê)	995	981	EnergySolutions LLC Term Loan
Avago Technologies Cayman, Ltd. Term			6.750% due 05/29/20 (Ê)	998	1,001
Loan B			Envision Acquisition Co. LLC 1st Lien
3.750% due 05/06/21	998	994	Term Loan B
Brickman Group, Ltd. LLC Term Loan			5.750% due 11/04/20	499	499
4.000% due 12/18/20 (Ê)	149	146	Evergreen Skills Luxembourg S.A.R.L.
Burger King Corp. Term Loan B			Initial Term Loan
4.500% due 09/24/21	1,100	1,099	1.000% due 04/28/21 (Ê)	744	734
BWAY Holding Co. Term Loan B			Expro Financial Services SARL Term
5.500% due 08/14/20 (Ê)	1,496	1,502	Loan B
Calpine Construction Finance Co., LP			5.750% due 08/21/21	800	783
1st Lien Term Loan B2

			See accompanying notes which are an integral part of the financial statements.

				Russell Short Duration Bond Fund 477

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
FairPoint Communications, Inc. Term			MH Sub I LLC Delayed Draw Term
Loan			Loans
7.500% due 02/14/19 (Ê)	995	1,002	4.000% due 07/08/21	65	65
First Data Corp. Term Loan			Michaels Stores, Inc. Term Loan
3.653% due 03/24/18 (Ê)	500	495	4.000% due 01/28/20	499	492
Fitness International LLC Term Loan B			Microsemi Corp. 1st Lien Term Loan
5.500% due 07/01/20 (Ê)	499	494	3.250% due 02/19/20	500	492
FMG Resources Pty, Ltd. 1st Lien Term			Millennium Laboratories, Inc. Term
Loan B			Loan B
3.750% due 06/30/19	995	970	5.250% due 04/16/21 (Ê)	998	997
Gates Global LLC Term Loan			Minerals Technologies, Inc. Term Loan B
4.250% due 07/03/21 (Ê)	1,000	987	4.000% due 05/07/21	1,000	996
GENEX Holdings, Inc. 1st Lien Term			Mood Media Corp. Term Loan
Loan			7.000% due 05/01/19	995	971
5.250% due 05/30/21	499	495	MSC Software Corp. 1st Lien Term Loan
GENEX Holdings, Inc. 2nd Lien Term			5.000% due 05/29/20 (Ê)	998	988
Loan			Numericable U.S. LLC 1st Lien Term
8.750% due 05/30/22	250	246	Loan B1
Go Daddy Operating Co. LLC Term Loan			4.500% due 04/23/20 (Ê)	536	537
4.750% due 05/13/21 (Ê)	998	994	Numericable U.S. LLC 1st Lien Term
Gray Television, Inc. Term Loan B			Loan B2
3.750% due 06/13/21 (Ê)	998	984	4.500% due 04/23/20 (Ê)	464	465
Grifols Worldwide Operations, Ltd. Term			NVA Holdings, Inc. 1st Lien Term Loan
Loan B			4.750% due 08/14/21	1,000	991
3.154% due 02/27/21	995	982	NVA Holdings, Inc. 2nd Lien Term Loan
Harland Clarke Holdings Corp. Term			8.000% due 08/14/22	250	247
Loan B4			Open Text Corp. Term Loan B
6.000% due 08/04/19 (Ê)	1,481	1,484	3.250% due 01/04/21	995	981
Hertz Corp. Term Loan B1			Orion Engineered Carbons GMBH Term
3.750% due 03/11/18	995	982	Loan
Hilton Worldwide Finance LLC Term			5.000% due 07/25/21	1,000	992
Loan			P2 Newco Acquisition Inc. 2nd Lien
3.500% due 10/25/20 (Ê)	912	903	Term Loan
HJ Heinz Co. Term Loan B2			9.500% due 10/22/21 (Ê)	250	245
3.500% due 06/05/20 (Ê)	500	497	Paragon Offshore Finance Co. Term
Ikaria, Inc. 1st Lien Term Loan			Loan B
5.000% due 02/12/21	941	941	3.750% due 07/18/21	500	468
IMG Worldwide Holdings LLC 1st Lien			Peak 10 Corp. 1st Lien Term Loan
Term			5.000% due 06/17/21	998	992
5.250% due 05/06/21 (Ê)	998	980	PGX Holdings, Inc. 1st Lien Term Loan
Indigo Merger Sub I, Inc. 1st Lien Term			6.250% due 09/29/20	500	496
Loan			Pilot Travel Centers LLC Term Loan B
5.000% due 07/08/21	933	927	4.250% due 10/03/21	1,500	1,500
INMAR, Inc. Term Loan			Pinnacle Entertainment, Inc. 1st Lien
4.250% due 01/27/21 (Ê)	998	973	Term Loan B2
Interactive Data Corp. Term Loan			3.750% due 08/13/20	877	868
4.750% due 05/02/21 (Ê)	998	997	Pinnacle Foods Finance LLC 1st Lien
La Quinta Intermediate Holdings LLC			Term Loan G
Term Loan B			3.250% due 04/29/20 (Ê)	874	856
4.000% due 04/14/21	924	916	Pinnacle Foods Finance LLC Term Loan
Las Vegas Sands LLC 1st Lien Term			H
Loan B			3.250% due 04/29/20	249	244
3.250% due 12/18/20	995	992	Portillo's Holdings, LLC First Lien Term
MacDermid, Inc. 1st Lien Term Loan			Loan
4.000% due 06/07/20 (Ê)	2,024	1,981	4.750% due 08/01/21 (Ê)	250	246
Mallinckrodt International Finance S.A.			Portillo's Holdings, LLC Second Lien
Term Loan B			Term Loan
3.500% due 03/19/21	1,000	990	8.000% due 08/01/22 (Ê)	250	248
MCC Iowa LLC Term Loan J			PowerTeam Services, LLC 2nd Lien
3.750% due 06/30/21	500	491	Term Loan
Mergermarket USA, Inc. 1st Lien Term			8.250% due 11/06/20 (Ê)	500	485
Loan			Renaissance Learning, Inc. Term Loan
4.500% due 02/04/21 (Ê)	995	949	4.500% due 04/10/21 (Ê)	995	976
			RHP Hotel Properties LP Term Loan B

See accompanying notes which are an integral part of the financial statements.

478 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.750% due 01/15/21	998	989	VeriFone, Inc. Term Loan B
Roundy's Supermarkets, Inc. 1st Lien			3.500% due 06/30/21	998	985
Term Loan B			Veyance Technologies, Inc. Term Loan
5.750% due 03/03/21 (Ê)	995	883	5.250% due 09/08/17 (Ê)	498	496
Rovi Solutions Corp. Syndicated Loans			Virgin Media Investment Holdings, Ltd.
Term Loan B			Term Loan
3.750% due 07/02/21	998	969	3.500% due 06/07/20 (Ê)	1,000	985
RP Crown Parent LLC Term Loan			Visant Corp. Term Loan
6.000% due 12/21/18	995	962	7.000% due 09/23/21	1,000	985
RPI Finance Trust 1st Lien Term Loan			Walker & Dunlop, Inc. Term Loan B
B2			5.250% due 12/20/20 (Ê)	1,492	1,474
3.250% due 05/09/18	995	990	Windstream Corp. 1st Lien Term Loan
Scientific Games International, Inc. Term			B4
Loan B1			3.500% due 01/23/20	995	985
4.250% due 10/18/20 (Ê)	1,444	1,412	WMG Acquisition Corp. Term Loan B
6.000% due 10/01/21 (Ê)	200	195	3.750% due 07/01/20 (Ê)	995	962
Sensata Technologies B.V. Term Loan			Yonkers Racing Corp. 1st Lien Term
3.500% due 08/15/21	583	581	Loan
Signode Industrial Group US, Inc. Term			4.250% due 08/16/19	976	871
Loan B			Zebra Technologies Corp. Term Loan B
4.000% due 03/21/21	859	843	4.750% due 09/30/21	1,000	1,006
SourceHOV LLC 1st Lien Term Loan B					108,536
7.750% due 10/29/19	500	486	Mortgage-Backed Securities - 15.7%
Southwire Co. 1st Lien Term Loan B			A10 Term Asset Financing LLC
4.750% due 02/10/21	995	966	Series 2014-1 Class A1
Spansion LLC Term Loan			1.720% due 04/15/33 (Þ)	2,630	2,631
3.750% due 12/19/19 (Ê)	995	977	Banc of America Commercial Mortgage
Spectrum Brands, Inc. Term Loan C			Trust
3.500% due 09/04/19 (Ê)	995	984	Series 2006-2 Class AM
Stena International SA Term Loan B			5.765% due 05/10/45	1,270	1,359
4.000% due 03/03/21	995	975	Series 2007-2 Class AM
Sungard Availability Services Capital,			5.622% due 04/10/49	1,245	1,353
Inc. Term Loan			Series 2008-1 Class A3
6.000% due 03/31/19 (Ê)	2,338	2,081	6.208% due 02/10/51	93	93
The Active Network, Inc. 1st Lien Term			Banc of America Funding Trust
Loan			Series 2005-D Class A1
5.500% due 11/15/20 (Ê)	995	985	2.631% due 05/25/35 (Ê)	251	257
The Hillman Group, Inc. Term Loan			Series 2006-A Class 1A1
4.500% due 06/30/21	998	988	2.640% due 02/20/36 (Ê)	532	528
The ServiceMaster Co. LLC Term Loan B			Series 2006-F Class 1A2
4.250% due 07/01/21	750	743	2.616% due 07/20/36 (Ê)	46	33
The Winebow Group LLC Term Loan			Banc of America Merrill Lynch
4.750% due 07/01/21	998	988	Commercial Mortgage, Inc.
Total Safety U.S., Inc. 1st Lien Term			Series 2004-4 Class B
Loan B			4.985% due 07/10/42	915	916
5.750% due 03/13/20	995	985	Series 2004-6 Class A5
TransFirst Holdings, Inc. Term Loan			4.811% due 12/10/42	32	32
4.250% due 12/27/17 (Ê)	250	249	Series 2005-2 Class AM
Travelport Finance (Luxembourg) SARL			4.913% due 07/10/43	1,315	1,334
Term Loan			Series 2005-5 Class B
6.000% due 09/02/21	1,000	999	5.214% due 10/10/45	400	411
Tribune Media Co. Term Loan			Series 2005-6 Class B
4.000% due 12/27/20 (Ê)	500	495	5.176% due 09/10/47	695	722
TriNet HR Corp. Term Loan B			Banc of America Mortgage Securities,
2.990% due 07/03/17	875	859	Inc.
TWCC Holding Corp. 2nd Lien Term			Series 2004-I Class 2A2
Loan			2.709% due 10/25/34 (Ê)	1,000	1,003
7.000% due 06/26/20 (Ê)	500	490	BCAP LLC Trust
TWCC Holding Corp. Term Loan			Series 2011-R11 Class 15A1
3.500% due 02/13/17 (Ê)	1,000	985	2.594% due 10/26/33 (Ê)(Þ)	1,315	1,339
United Airlines, Inc. Term Loan B1			Series 2011-R11 Class 20A5
3.750% due 09/15/21	1,000	987	2.602% due 03/26/35 (Ê)(Þ)	665	673
US Shipping Corp. Term Loan			Series 2013-RR4 Class 1A1
5.500% due 04/30/18	500	488	0.322% due 09/26/35 (Ê)(Þ)	220	209

			See accompanying notes which are an integral part of the financial statements.

			Russell Short Duration Bond Fund 479

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Bear Stearns ARM Trust			Credit Suisse First Boston Mortgage
Series 2003-1 Class 5A1			Securities Corp.
2.234% due 04/25/33 (Ê)	—	—	Series 2004-C5 Class B
Series 2003-8 Class 2A1			4.929% due 11/15/37	3,070	3,068
2.737% due 01/25/34 (Ê)	78	80	Series 2005-C2 Class A3
Series 2004-5 Class 2A			4.691% due 04/15/37	571	571
2.953% due 07/25/34 (Ê)	645	642	Series 2005-C3 Class AJ
Bear Stearns Commercial Mortgage			4.771% due 07/15/37	725	735
Securities Trust			Series 2005-C6 Class B
Series 2002-TOP6 Class G			5.230% due 12/15/40	925	953
6.000% due 10/15/36 (Þ)	1,829	1,898	Series 2005-C6 Class D
Series 2005-PWR7 Class A3			5.230% due 12/15/40	975	968
5.116% due 02/11/41	242	243	DBRR Trust
Series 2005-T18 Class B			Series 2013-EZ2 Class A
5.035% due 02/13/42	400	406	0.853% due 02/25/45 (Ê)(Þ)	314	312
Bear Stearns Structured Products, Inc.			Deutsche Mortgage Securities, Inc. Re-
Series 2007-R6 Class 2A1			REMIC Trust Certificates
2.555% due 12/26/46 (Ê)	5	4	Series 2005-WF1 Class 1A3
BHMS Mortgage Trust			5.234% due 06/26/35 (Ê)(Þ)	156	157
Series 2014-ATLS Class AFL			Extended Stay America Trust
1.652% due 07/05/33 (Ê)(Þ)	2,400	2,403	Series 2013-ESH7 Class A27
Capmark Mortgage Securities, Inc.			2.958% due 12/05/31 (Þ)	1,675	1,700
Series 1997-C2 Class G			Fannie Mae
6.750% due 04/15/29	541	595	7.000% due 2017	15	16
CD Commercial Mortgage Trust			4.500% due 2019	59	63
Series 2005-CD1 Class C			5.700% due 2019	907	1,023
5.226% due 07/15/44	450	460	4.500% due 2020	1,295	1,374
CHL Mortgage Pass-Through Trust
Series 2003-40 Class A5			4.500% due 2021	60	63
4.500% due 10/25/18	738	754	7.000% due 2022	132	140
Series 2006-1 Class A2			4.500% due 2025	666	721
6.000% due 03/25/36	495	455	2.230% due 2033(Ê)	36	38
Citigroup Commercial Mortgage Trust			15 Year TBA(Ï)
Series 2005-CD1 Class AJ			3.500%	6,920	7,311
5.226% due 07/15/44	1,055	1,089	30 Year TBA(Ï)
Citigroup Mortgage Loan Trust, Inc.			4.500%	2,365	2,563
Series 2007-10 Class 2A3A			Fannie Mae Grantor Trust
2.917% due 09/25/37 (Ê)	—	—	Series 2001-T3 Class A1
Commercial Mortgage Asset Trust			7.500% due 11/25/40	237	277
Series 1999-C1 Class D			Series 2001-T4 Class A1
6.900% due 01/17/32	39	39	7.500% due 07/25/41	649	775
Series 2001-J2A Class E			Series 2001-T8 Class A2
6.922% due 07/16/34 (Þ)	760	840	9.500% due 07/25/41	16	20
Commercial Mortgage Pass Through			Series 2001-T10 Class A1
Certificates			7.000% due 12/25/41	46	54
Series 2007-GG9 Class A2			Series 2001-T10 Class A2
5.381% due 03/10/39	194	195	7.500% due 12/25/41	806	932
Series 2007-GG9 Class A4			Series 2002-T4 Class A3
5.444% due 03/10/39	700	753	7.500% due 12/25/41	7	8
Commercial Mortgage Trust			Series 2002-T19 Class A1
Series 2005-C6 Class AJ			6.500% due 07/25/42	412	471
5.209% due 06/10/44	1,955	2,006	Series 2004-T1 Class 1A2
Series 2005-CD1 Class AM			6.500% due 01/25/44	724	827
5.226% due 07/15/44	580	598
Credit Suisse Commercial Mortgage			Series 2004-T2 Class 1A3
Trust			7.000% due 11/25/43	603	685
Series 2006-C2 Class A1A			Fannie Mae REMICS
5.668% due 03/15/39	3,892	4,078	Series 2002-57 Class PG
Series 2006-C3 Class A1A			5.500% due 09/25/17	195	204
5.806% due 06/15/38	329	349	Series 2004-70 Class EB
Series 2006-C5 Class A1A			5.000% due 10/25/24	127	138
5.297% due 12/15/39	529	565	Series 2007-18 Class BD
Series 2007-C1 Class A3			5.750% due 05/25/36	667	680
5.383% due 02/15/40	82	87	Series 2007-73 Class A1
			0.212% due 07/25/37 (Ê)	81	79

See accompanying notes which are an integral part of the financial statements.

480 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2009-96 Class DB			Series 2003-2632 Class AB
4.000% due 11/25/29	204	219	4.500% due 06/15/18	1,205	1,266
Series 2010-141 Class MD			Series 2003-2657 Class WT
2.000% due 10/25/40	336	337	4.500% due 08/15/18	270	283
Series 2010-150 Class PC			Series 2005-2922 Class JN
3.000% due 10/25/40	635	654	4.500% due 02/15/20	2,190	2,249
Fannie Mae Whole Loan			Series 2006-R006 Class ZA
Series 2002-W3 Class A4			6.000% due 04/15/36	1,375	1,550
6.500% due 11/25/41	284	325	Series 2006-R007 Class ZA
Series 2003-W2 Class 1A1			6.000% due 05/15/36	1,592	1,794
6.500% due 07/25/42	146	168	Series 2010-3704 Class DC
Series 2004-W2 Class 2A2			4.000% due 11/15/36	359	383
7.000% due 02/25/44	512	592	Series 2011-3816 Class D
Series 2004-W9 Class 2A1			3.500% due 08/15/28	1,406	1,466
6.500% due 02/25/44	27	31	Series 2012-4029 Class BG
Series 2004-W11 Class 1A2			2.500% due 07/15/41	222	222
6.500% due 05/25/44	219	255	Series 2013-4157 Class MA
Series 2004-W12 Class 1A1			2.000% due 01/15/53	966	947
6.000% due 07/25/44	2,583	2,946	GE Capital Commercial Mortgage Corp.
Series 2005-W1 Class 1A2			Series 2005-C3 Class F
6.500% due 10/25/44	139	163	5.158% due 07/10/45 (Þ)	2,030	2,052
Fannie Mae-Aces			GE Commercial Mortgage Corp. Trust
Series 2013-M7 Class ASQ2			Series 2007-C1 Class A1A
1.233% due 03/26/18	552	552	5.483% due 12/10/49 (Ê)	1,579	1,713
Series 2014-M3 Class ASQ2			Ginnie Mae II
0.558% due 03/25/16	622	621	3.500% due 2040(Ê)	8,488	8,950
Series 2014-M9 Class ASQ2			4.000% due 2040(Ê)	523	558
1.462% due 04/25/17	680	686	5.390% due 2059	3,289	3,497
FDIC Guaranteed Notes Trust			5.508% due 2059	2,706	2,876
Series 2010-S1 Class 1A
0.703% due 02/25/48 (Ê)(Þ)	189	189	5.500% due 2060	2,805	3,058
FDIC Trust			4.672% due 2062	748	811
Series 2010-R1 Class A			4.674% due 2062	1,706	1,848
2.184% due 05/25/50 (Þ)	2,554	2,570	4.816% due 2062	1,713	1,865
Series 2011-R1 Class A			4.856% due 2062	2,613	2,832
2.672% due 07/25/26 (Þ)	1,009	1,034	4.732% due 2063	1,583	1,734
Federal Home Loan Mortgage Corp.			GMAC Commercial Mortgage Securities,
Multifamily Structured Pass Through			Inc.
Certificates			Series 2005-C1 Class A5
Series 2011-K702 Class X1			4.697% due 05/10/43	380	384
Interest Only STRIP			Government National Mortgage
1.528% due 02/25/18	30,929	1,362	Association
Series 2011-K703 Class A1			Series 2010-14 Class A
1.873% due 01/25/18	204	207	4.500% due 06/16/39	225	242
Series 2012-K501 Class X1A			Series 2010-74
Interest Only STRIP			Interest Only STRIP
1.717% due 08/25/16	10,188	228	0.430% due 03/16/50	8,457	200
Series 2012-K706 Class X1			Series 2010-124 Class C
Interest Only STRIP			3.392% due 03/16/45	675	698
1.584% due 10/25/18	11,289	618	Series 2010-H04 Class BI
Federal Home Loan Mortgage Corp.			Interest Only STRIP
Structured Pass Through Securities			1.386% due 04/20/60	5,189	260
Series 2002-51 Class 1A			Series 2010-H12 Class PT
6.500% due 09/25/43	147	169	5.470% due 11/20/59	1,135	1,206
Series 2003-58 Class 2A			Series 2010-H22 Class JI
6.500% due 09/25/43	35	40	Interest Only STRIP
Freddie Mac			2.499% due 11/20/60	4,295	428
6.000% due 2018	25	26	Series 2011-H21 Class HI
5.500% due 2019	619	660	Interest Only STRIP
5.500% due 2022	374	408	1.807% due 11/20/61	9,904	667
5.500% due 2029	156	175	Series 2012-99 Class CI
Freddie Mac REMICS			Interest Only STRIP
Series 2003-2559 Class PB			1.054% due 10/16/49	7,014	511
5.500% due 08/15/30	1	1

			See accompanying notes which are an integral part of the financial statements.

				Russell Short Duration Bond Fund 481

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2012-115 Class IO			Series 2005-CB12 Class AJ
Interest Only STRIP			4.987% due 09/12/37	1,100	1,121
0.431% due 04/16/54	7,613	342	Series 2005-CB13 Class A4
Series 2012-132 Class IO			5.244% due 01/12/43	2,070	2,136
Interest Only STRIP			Series 2005-LDP2 Class C
1.129% due 06/16/54	13,455	943	4.911% due 07/15/42	460	464
Series 2012-H11 Class CI			Series 2006-LDP6 Class ASB
Interest Only STRIP			5.490% due 04/15/43	376	379
2.904% due 04/20/62	6,185	615	Series 2006-LDP9 Class A1A
Series 2013-H03 Class HI			5.257% due 05/15/47	1,991	2,093
Interest Only STRIP			Series 2007-CB20 Class AM
2.588% due 12/20/62	5,286	565	5.877% due 02/12/51	160	177
Series 2013-H06 Class HI			Series 2014-CBM Class A
Interest Only STRIP
2.932% due 01/20/63	11,740	1,154	1.057% due 10/15/29 (Ê)(Þ)	2,145	2,145
Series 2013-H07 Class JL			Series 2014-FBLU Class C
Interest Only STRIP			2.154% due 12/15/28 (Ê)(Þ)	2,300	2,296
2.635% due 03/20/63	12,569	1,462	JPMorgan Mortgage Trust
			Series 2004-A2 Class 1A1
GS Series Mortgage 2014-GC18 Securities Class Trust A1			2.609% due 05/25/34 (Ê)	172	169
1.298% due 01/10/47	372	372	Series 2005-A4 Class 1A1
GSMPS Mortgage Loan Trust			5.296% due 07/25/35 (Ê)	57	58
Series 1998-1 Class A			Series 2006-A6 Class 1A2
8.000% due 09/19/27 (Þ)	41	42	2.535% due 10/25/36 (Ê)	25	23
Series 1998-2 Class A			LB Commercial Mortgage Trust
7.633% due 05/19/27 (Þ)	183	185	Series 1998-C4 Class G
Series 1998-3 Class A			5.600% due 10/15/35 (Þ)	30	30
7.750% due 09/19/27 (Þ)	8	9	LB-UBS Commercial Mortgage Trust
Series 1999-3 Class A			5.017% due 09/15/40	1,235	1,266
8.000% due 08/19/29 (Þ)	17	17	Series 2005-C2 Class AJ
Series 2005-RP1 Class 1A4			5.205% due 04/15/30	2,300	2,336
8.500% due 01/25/35 (Þ)	178	193	Series 2005-C3 Class AJ
Series 2006-RP1 Class 1A2			4.843% due 07/15/40	395	400
7.500% due 01/25/36 (Þ)	367	371	Series 2005-C3 Class AM
Series 2006-RP1 Class 1A3			4.794% due 07/15/40	2,007	2,039
8.000% due 01/25/36 (Þ)	95	99	Series 2005-C3 Class B
Series 2006-RP1 Class 1A4			4.895% due 07/15/40	1,250	1,267
8.500% due 01/25/36 (Þ)	71	76	Series 2005-C7 Class B
GSR Mortgage Loan Trust			5.350% due 11/15/40	360	371
Series 2005-AR6 Class 2A1			Series 2006-C6 Class A1A
2.660% due 09/25/35 (Ê)	214	215	5.342% due 09/15/39	2	2
Series 2006-2F Class 3A3			Mastr Adjustable Rate Mortgages Trust
6.000% due 02/25/36	38	31	Series 2005-1 Class B1
Series 2006-3F Class 2A3			3.333% due 03/25/35 (Ê)	224	21
5.750% due 03/25/36	9	8	Mastr Reperforming Loan Trust
Series 2006-8F Class 4A17			Series 2005-1 Class 1A3
6.000% due 09/25/36	1	1	7.000% due 08/25/34 (Þ)	455	467
Series 2007-AR1 Class 1A1			Series 2005-2 Class 1A4
2.746% due 03/25/37 (Ê)	2	1	8.000% due 05/25/35 (Þ)	318	339
JPMorgan Chase Commercial Mortgage			Merrill Lynch Mortgage Investors Trust
			Series 1998-C1 Class A3
Securities Trust			6.720% due 11/15/26	1,002	1,051
Series 2001-CIB2 Class C
6.739% due 04/15/35	129	129	Series 1998-C3 Class IO
			Interest Only STRIP
Series 2001-CIB2 Class D			0.898% due 12/15/30	1,155	24
6.847% due 04/15/35	638	646
Series 2002-C2 Class E			Series 2005-A10 Class A
5.757% due 12/12/34	278	294	0.362% due 02/25/36 (Ê)	38	35
			Merrill Lynch Mortgage Trust
Series 2003-C1 Class D			Series 2004-KEY2 Class B
5.192% due 01/12/37	285	286	4.947% due 08/12/39	4	4
Series 2004-LN2 Class A2			Series 2005-CIP1 Class AM
5.115% due 07/15/41	195	196	5.107% due 07/12/38	2,848	2,916
Series 2004-LN2 Class B			Series 2005-LC1 Class A4
5.199% due 07/15/41	150	154	5.291% due 01/12/44	861	891

See accompanying notes which are an integral part of the financial statements.

482 Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Series 2006-C2 Class AM			Sequoia Mortgage Trust
5.782% due 08/12/43	625	667	Series 2004-9 Class A2
Morgan Stanley Capital I Trust			0.690% due 10/20/34 (Ê)		738	711
Series 2005-HQ6 Class D			Structured Asset Securities Corp.
5.202% due 08/13/42	1,000	1,013	Mortgage Pass Through Certificates
Series 2006-HQ8 Class A4			Series 2001-21A Class 1A1
5.412% due 03/12/44	571	591	2.218% due 01/25/32 (Ê)		—	—
Series 2006-IQ12 Class AM			Series 2003-34A Class 6A
5.370% due 12/15/43	265	282	2.576% due 11/25/33 (Ê)		211	207
Series 2007-HQ12 Class A2			Suntrust Adjustable Rate Mortgage Loan
5.592% due 04/12/49	1,332	1,347	Trust
Morgan Stanley Dean Witter Capital I			Series 2007-2 Class 3A3
Trust			2.742% due 04/25/37 (Ê)		1	1
Series 2001-TOP3 Class C			Wachovia Bank Commercial Mortgage
6.790% due 07/15/33	162	168	Trust
Morgan Stanley Re-REMIC Trust			Series 2004-C15 Class A4
Series 2010-GG10 Class A4A			4.803% due 10/15/41		6	6
5.797% due 08/15/45 (Þ)	3,892	4,221	Series 2004-C15 Class B
Mortgage-Linked Amortizing Notes			4.892% due 10/15/41		320	320
Series 2012-1 Class A10			Series 2005-C17 Class A4
2.060% due 01/15/22	5,359	5,452	5.083% due 03/15/42		54	55
Motel 6 Trust			Series 2007-C31 Class A4
Series 2012-MTL6 Class A1			5.509% due 04/15/47		1,380	1,477
1.500% due 10/05/25 (Þ)	2,014	2,011	Series 2007-C32 Class A2
Series 2012-MTL6 Class A2			5.711% due 06/15/49		102	103
1.948% due 10/05/25 (Þ)	1,800	1,798	Series 2007-WHL8 Class A1
Series 2012-MTL6 Class XA1			0.233% due 06/15/20 (Ê)(Þ)		692	690
Interest Only STRIP			Washington Mutual Commercial
3.005% due 10/05/25 (Þ)	11,200	28	Mortgage Securities Trust
NCUA Guaranteed Notes			Series 2006-SL1 Class A
Series 2010-R1 Class 2A			4.312% due 11/23/43 (Þ)		60	60
1.840% due 10/07/20	718	723	Washington Mutual Mortgage Pass-
Series 2010-R3 Class 3A			Through Certificates Trust
2.400% due 12/08/20	499	505	Series 2003-AR7 Class A7
Nomura Asset Acceptance Corp.			2.300% due 08/25/33 (Ê)		91	91
Alternative Loan Trust			Series 2007-HY3 Class 4A1
Series 2004-AR4 Class 1A1			2.355% due 03/25/37 (Ê)		8	7
2.658% due 12/25/34	377	380	Wells Fargo Mortgage Backed Securities
Series 2005-WF1 Class 2A2			Trust
4.786% due 03/25/35	72	74	Series 2005-AR2 Class 2A1
NorthStar Mortgage Trust			2.614% due 03/25/35 (Ê)		182	181
Series 2012-1 Class A			Series 2006-AR2 Class 2A1
1.355% due 08/25/29 (Ê)(Þ)	185	185	2.615% due 03/25/36		379	378
Prudential Commercial Mortgage Trust			Series 2006-AR2 Class 2A3
Series 2003-PWR1 Class E			2.615% due 03/25/36 (Ê)		1,080	1,065
5.259% due 02/11/36 (Þ)	256	256	Series 2006-AR10 Class 4A1
RBSCF Trust			2.610% due 07/25/36 (Ê)		6	6
Series 2010-RR3 Class MSCA			Series 2006-AR17 Class A1
5.909% due 06/16/49 (Þ)	384	415	2.612% due 10/25/36 (Ê)		1,280	1,240
Series 2010-RR4						185,871
6.040% due 12/16/49 (Þ)	515	548	Non-US Bonds - 0.9%
Series 2010-RR4 Class WBCA			Brazil Notas do Tesouro Nacional
5.509% due 04/16/47 (Þ)	2,500	2,623	Series NTNF
RBSSP Resecuritization Trust			10.000% due 01/01/17	BRL	5,954	2,375
Series 2010-3 Class 9A1			Brazilian Government International Bond
5.500% due 02/26/35 (Þ)	1,282	1,328	2.875% due 04/01/21	EUR	2,020	2,633
Reperforming Loan REMIC Trust			Mexican Bonos
Series 2005-R2 Class 2A4			Series M
8.500% due 06/25/35 (Þ)	93	98	6.250% due 06/16/16	MXN	12,825	992
Rialto Capital Management LLC			6.500% due 06/10/21	MXN	32,192	2,513
Series 2014-LT5 Class A
2.850% due 05/15/24 (Þ)	891	891	New Zealand Government Bond
Rialto Real Estate Fund LP			3.000% due 04/15/20	NZD	3,412	2,547
Series 2014-LT6 Class A						11,060
2.750% due 09/15/24 (Å)	598	599	United States Government Treasuries - 27.5%

			See accompanying notes which are an integral part of the financial statements.

				Russell Short Duration Bond Fund 483

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
United States Treasury Notes			0.700% due 07/15/15	1,085		1,086
4.500% due 11/15/15	9,285	9,699	Fannie Mae
0.250% due 11/30/15	400	400	4.771% due 09/01/15	618		627
0.250% due 12/15/15	8,820	8,827	Fannie Mae-Aces
2.125% due 12/31/15	12,155	12,425	Series 2013-M5 Class ASQ2
2.000% due 01/31/16	7,820	7,992	0.595% due 08/25/15	605		605
0.375% due 02/15/16	760	761	Series 2014-M2 Class ASQ2
0.250% due 04/15/16	5,735	5,731	0.478% due 09/25/15	431		431
0.875% due 09/15/16	4,010	4,039	Ford Credit Auto Lease Trust
			Series 2012-B Class A3
0.500% due 09/30/16	34,420	34,436	0.570% due 09/15/15	307		307
1.000% due 09/30/16	2,190	2,211	Ford Motor Credit Co. LLC
0.375% due 10/31/16	1,340	1,337	7.000% due 04/15/15	1,715		1,762
1.000% due 10/31/16	9,130	9,217	2.750% due 05/15/15	1,000		1,010
0.875% due 11/30/16	10,020	10,087	Freddie Mac REMICS
0.625% due 12/15/16	10,000	10,011	Series 2010-3640 Class JA
0.875% due 12/31/16	13,885	13,964	1.500% due 03/15/15	72		72
3.250% due 12/31/16	13,165	13,912	Goldman Sachs Group, Inc. (The)
3.125% due 01/31/17	12,735	13,438	3.300% due 05/03/15	2,935		2,974
3.250% due 03/31/17	11,915	12,637	Honda Auto Receivables Owner Trust
8.750% due 05/15/17	2,650	3,182	Series 2011-3 Class A3
2.375% due 07/31/17	9,025	9,397	0.880% due 09/21/15	8		8
0.625% due 08/31/17	59,125	58,668	International Lease Finance Corp.
1.875% due 08/31/17	8,330	8,558	4.875% due 04/01/15	3,200		3,238
0.875% due 10/15/17	40,715	40,658	Kinder Morgan Energy Partners, LP
1.000% due 05/31/18	14,600	14,487	5.125% due 11/15/14	1,100		1,101
			MetLife, Inc.
1.000% due 09/30/19	5,205	5,049	5.000% due 06/15/15	1,065		1,094
1.750% due 09/30/19	2,050	2,064	Morgan Stanley
2.125% due 09/30/21	12,175	12,243	4.200% due 11/20/14	1,600		1,603
		325,430	6.000% due 04/28/15	1,000		1,026
Total Long-Term Investments			0.711% due 10/15/15 (Ê)	2,390		2,397
(cost $933,424)		930,252
			5.375% due 10/15/15	2,675		2,792
			Series GMTN
Short-Term Investments - 22.7%			4.100% due 01/26/15	3,000		3,024
Ally Financial, Inc.			Navient Corp.
2.434% due 12/01/14 (Ê)	1,000	1,001	3.875% due 09/10/15	1,255		1,268
8.300% due 02/12/15	200	203	Norske Skogindustrier ASA
4.625% due 06/26/15	100	102	6.125% due 10/15/15 (Þ)	535		490
Series 8			PC Financial Partnership
6.750% due 12/01/14	1,400	1,404	5.000% due 11/15/14	900		901
Bank of America Corp.			Porsche Financial Auto Securitization
4.500% due 04/01/15	6,000	6,097	Trust
			0.180% due 05/26/15	594		594
4.750% due 08/01/15	1,760	1,810	Regions Financial Corp.
Series MTNC			7.750% due 11/10/14	29		29
5.000% due 01/15/15	885	893	Royal Bank of Scotland Group PLC
BBVA US Senior SAU			2.550% due 09/18/15	1,275		1,293
4.664% due 10/09/15	1,690	1,751	Russell U.S. Cash Management Fund	110,218,550	(8)	110,219
Caterpillar Financial Services Corp.			Santander US Debt SAU
1.100% due 05/29/15	705	708	3.724% due 01/20/15 (Þ)	2,100		2,113
Citigroup, Inc.			Southern Copper Corp.
2.650% due 03/02/15	1,400	1,410	6.375% due 07/27/15	300		311
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA			Sumitomo Mitsui Banking Corp.
0.180% due 10/13/15	815	828	1.350% due 07/18/15	1,700		1,709
Covidien International Finance SA			Symantec Corp.
1.350% due 05/29/15	670	673	2.750% due 09/15/15	1,485		1,505
CVS Health Corp.			TD Ameritrade Holding Corp.
3.250% due 05/18/15	890	903	4.150% due 12/01/14	1,690		1,695
eBay, Inc.			Telefonos de Mexico SAB de CV

See accompanying notes which are an integral part of the financial statements.
484 Russell Short Duration Bond Fund

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Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($)	Value
	or Shares	$
5.500% due 01/27/15	845	854
Teva Pharmaceutical Finance II BV /
Teva Pharmaceutical Finance III LLC
3.000% due 06/15/15	965	980
United States Treasury Notes
0.250% due 05/15/15	79,355	79,411
0.375% due 06/30/15	4,450	4,457
1.250% due 08/31/15	5,570	5,620
1.250% due 09/30/15	7,465	7,540
UnitedHealth Group, Inc.
0.850% due 10/15/15	1,560	1,566
Viacom, Inc.
1.250% due 02/27/15	700	701
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	1,135	1,159
Yum! Brands, Inc.
4.250% due 09/15/15	1,570	1,614
Total Short-Term Investments
(cost $268,575)		268,969

Total Investments 101.3%
(identified cost $1,201,999)		1,199,221

Other Assets and Liabilities,
Net - (1.3%)		(15,689)

Net Assets - 100.0%		1,183,532

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 485

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

Principal Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
1.5%
ABN AMRO Bank NV	10/23/13	1,100,000	100.00	1,100	1,109
Bayer US Finance LLC	10/01/14	1,080,000	99.55	1,075	1,082
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.	10/10/14	1,335,000	103.57	1,383	1,412
Exeter Automobile Receivables Trust	10/09/14	4,700,000	99.99	4,700	4,700
Innovation Ventures LLC / Innovation Ventures Finance Corp.	10/24/14	650,000	98.75	642	641
Rialto Real Estate Fund LP	09/17/14	598,480	100.00	598	599
SBA Tower Trust	10/07/14	1,415,000	100.00	1,415	1,419
Verizon Communications, Inc.	10/07/14	6,515,000	99.64	6,492	6,480
17,442
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
Unrealized
Appreciation
Number of	Notional	Expiration	(Depreciation)
Contracts	Amount	Date	$
Long Positions
United States Treasury 2 Year Note Futures	1,148	USD	252,058	12/14	431
Short Positions
United States Treasury 5 Year Note Futures	534	USD	63,776	12/14	(331)
United States Treasury 10 Year Note Futures	309	USD	39,045	12/14	(228)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)	(128)

Options Written
Amounts in thousands (except contract amounts)

Transactions in options written contracts for the period ended October 31, 2014 were as follows:
Number of	Premiums
Contracts	Received
Outstanding October 31, 2013	63	$424
Opened	965	1,130
Closed	(30)	(722)
Expired	(998)	(832)
Outstanding October 31, 2014	—	$—

Foreign Currency Exchange Contracts
Amounts in thousands
Unrealized
Appreciation
Amount	Amount	(Depreciation)
Counterparty	Sold	Bought	Settlement Date	$
Bank of America	USD	60	BRL	150	11/04/14	—
Bank of America	BRL	150	USD	60	11/04/14	—
Barclays	CAD	2,768	USD	2,460	11/28/14	5
Barclays	EUR	973	USD	1,237	11/28/14	18
BNP Paribas	USD	60	BRL	150	11/04/14	—
BNP Paribas	USD	100	BRL	250	11/04/14	1
BNP Paribas	USD	117	BRL	294	11/04/14	2
BNP Paribas	USD	134	BRL	334	11/04/14	1
BNP Paribas	USD	1,235	MXN	16,586	11/06/14	(3)
BNP Paribas	BRL	250	USD	100	11/04/14	(1)
BNP Paribas	BRL	778	USD	310	11/04/14	(4)
BNP Paribas	MXN	16,586	USD	1,250	11/06/14	18
Deutsche Bank	USD	1,281	EUR	1,019	11/04/14	(4)
Deutsche Bank	USD	3,207	JPY	350,100	11/04/14	(91)
Deutsche Bank	EUR	1,019	USD	1,287	11/04/14	10
See accompanying notes which are an integral part of the financial statements.
486 Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts
Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Deutsche Bank	JPY		350,100	USD	3,218	11/04/14	102
Goldman Sachs	USD		1,764	AUD	2,037	11/04/14	29
Goldman Sachs	AUD		2,037	USD	1,783	11/04/14	(9)
HSBC	JPY		199,409	USD	1,852	11/28/14	77
JPMorgan Chase	USD		133	BRL	334	11/04/14	2
JPMorgan Chase	USD		4,924	JPY	537,490	11/04/14	(139)
JPMorgan Chase	BRL		334	USD	134	11/04/14	(1)
JPMorgan Chase	JPY		537,490	USD	4,939	11/04/14	154
Morgan Stanley	USD		140	BRL	351	11/04/14	2
Morgan Stanley	BRL		351	USD	140	11/04/14	(2)
Royal Bank of Scotland	MXN		1,021	USD	75	11/28/14	(1)
Royal Bank of Scotland	NZD		3,193	USD	2,514	11/28/14	31
Standard Chartered	USD		506	BRL	1,236	11/04/14	(7)
Standard Chartered	BRL		1,236	USD	510	11/04/14	11
Standard Chartered	SEK		27	USD	4	11/28/14	—
UBS	USD		23	BRL	58	11/04/14	—
UBS	USD		454	BRL	1,139	11/04/14	6
UBS	USD		28,037	EUR	22,302	11/04/14	(89)
UBS	BRL		1,197	USD	505	11/04/14	22
UBS	EUR		22,302	USD	28,530	11/04/14	582
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							722

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2		Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—		$86,066		$4,083	$90,149	7.6
Corporate Bonds and Notes	—		156,366		—	156,366	13.2
International Debt	—		49,685		3,155	52,840	4.5
Loan Agreements	—		108,536		—	108,536	9.2
Mortgage-Backed Securities	—		184,148		1,723	185,871	15.7
Non-US Bonds	—		11,060		—	11,060	0.9
United States Government Treasuries	—		325,430		—	325,430	27.5
Short-Term Investments	—		268,969		—	268,969	22.7
Total Investments	—		1,190,260		8,961	1,199,221	101.3
Other Assets and Liabilities, Net							(1.3)
							100.0
Other Financial Instruments
Futures Contracts	(128)		—		—	(128)	(—)*
Foreign Currency Exchange Contracts	—		722		—	722	0.1
Total Other Financial Instruments**	$(128)		$722		$—	$594

*	Less than .05% of net assets.
**	Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining fair value for the period ended October 31, 2014, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 487

Russell Investment Company

Russell Short Duration Bond Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
		Currency	Interest Rate
Derivatives not accounted for as hedging instruments		Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts		$1,073	$—
Variation margin on futures contracts*		—	431
Total		$1,073	$431

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*		$—	$559
Unrealized depreciation on foreign currency exchange contracts		351	—
Total		$351	$559
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(573)
Options written	—	—	1,192
Interest rate swap contracts	—	—	(3,481)
Credit default swap contracts	1,808	—	—
Foreign currency-related transactions**	—	1,184	—
Total	$1,808	$1,184	$(2,862)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(158)
Options written	—	—	(199)
Interest rate swap contracts	—	—	879
Credit default swap contracts	(486)	—	—
Foreign currency-related transactions***	—	864	—
Total	$(486)	$864	$522

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

488 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$1,073	$	— $	1,073
Futures Contracts	Variation margin on futures contracts	170	—	170
Total	$1,243	$	— $	1,243

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Bank of America	$1	$	— $	— $	1
Barclays	23		—	—	23
BNP Paribas	22		8	—	14
Deutsche Bank	111		95	—	16
Goldman Sachs	29		9	20	—
HSBC	247		—	—	247
JPMorgan Chase	156		140	—	16
Morgan Stanley	2		2	—	—
Royal Bank of Scotland	31		1	—	30
Standard Chartered	11		7	—	4
UBS	610		89	521	—
Total	$1,243		$351	$541	$351

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 489

Russell Investment Company
Russell Short Duration Bond Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$72	$	— $	72
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	351	—	351
Total	$423	$	— $	423

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

BNP Paribas	$8	$8	$	— $	—
Deutsche Bank	95	95		—	—
Goldman Sachs	28	9		19	—
HSBC	53	—		53	—
JPMorgan Chase	140	140		—	—
Morgan Stanley	2	2		—	—
Royal Bank of Scotland	1	1		—	—
Standard Chartered	7	7		—	—
UBS	89	89		—	—
Total	$423	$351		$72	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

490 Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,201,999
Investments, at fair value(>)	1,199,221
Cash (restricted)(a)(b)	818
Foreign currency holdings(^)	45
Unrealized appreciation on foreign currency exchange contracts	1,073
Receivables:
Dividends and interest	4,685
Dividends from affiliated Russell funds	8
Investments sold	35,219
Fund shares sold	1,682
Variation margin on futures contracts	170
Prepaid expenses	4
Total assets	1,242,925

Liabilities
Payables:
Due to custodian	9,031
Due to broker (c)	1,054
Investments purchased	46,350
Fund shares redeemed	1,706
Accrued fees to affiliates	602
Other accrued expenses	162
Variation margin on futures contracts	72
Unfunded loan commitment	65
Unrealized depreciation on foreign currency exchange contracts	351
Total liabilities	59,393

Net Assets	$1,183,532

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 491

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,557
Accumulated net realized gain (loss)	7,286
Unrealized appreciation (depreciation) on:
Investments	(2,778)
Futures contracts	(128)
Foreign currency-related transactions	717
Shares of beneficial interest	612
Additional paid-in capital	1,175,266
Net Assets	$1,183,532
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$19.35
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$20.10
Class A — Net assets	$29,638,962
Class A — Shares outstanding ($.01 par value)	1,532,041
Net asset value per share: Class C(#)	$19.21
Class C — Net assets	$82,675,676
Class C — Shares outstanding ($.01 par value)	4,304,795
Net asset value per share: Class E(#)	$19.38
Class E — Net assets	$36,083,112
Class E — Shares outstanding ($.01 par value)	1,861,640
Net asset value per share: Class S(#)	$19.36
Class S — Net assets	$771,202,289
Class S — Shares outstanding ($.01 par value)	39,836,737
Net asset value per share: Class Y(#)	$19.37
Class Y — Net assets	$263,932,456
Class Y — Shares outstanding ($.01 par value)	13,628,942
Amounts in thousands
(^) Foreign currency holdings - cost	$46
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$110,219
(a) Cash Collateral for Futures	$350
(b) Cash Collateral for Swaps	$468
(c) Due to Broker for Swaps	$1,054
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

492 Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$31
Dividends from affiliated Russell funds	62
Interest	24,579
Total investment income	24,672

Expenses
Advisory fees	5,542
Administrative fees	587
Custodian fees	351
Distribution fees - Class A	78
Distribution fees - Class C	736
Transfer agent fees - Class A	63
Transfer agent fees - Class C	196
Transfer agent fees - Class E	79
Transfer agent fees - Class S	1,578
Transfer agent fees - Class Y	12
Professional fees	138
Registration fees	102
Shareholder servicing fees - Class C	245
Shareholder servicing fees - Class E	98
Trustees’ fees	31
Printing fees	31
Miscellaneous	74
Expenses before reductions	9,941
Expense reductions	(1,611)
Net expenses	8,330
Net investment income (loss)	16,342

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,776
Futures contracts	(573)
Options written	1,192
Interest rate swap contracts	(3,481)
Credit default swap contracts	1,808
Foreign currency-related transactions	3,123
Net realized gain (loss)	6,845
Net change in unrealized appreciation (depreciation) on:
Investments	(8,746)
Futures contracts	(158)
Options written	(199)
Interest rate swap contracts	879
Credit default swap contracts	(486)
Foreign currency-related transactions	841
Other investments	4
Net change in unrealized appreciation (depreciation)	(7,865)
Net realized and unrealized gain (loss)	(1,020)
Net Increase (Decrease) in Net Assets from Operations	$15,322

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 493

Russell Investment Company

Russell Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,342	$15,199
Net realized gain (loss)	6,845	3,565
Net change in unrealized appreciation (depreciation)	(7,865)	(10,902)
Net increase (decrease) in net assets from operations	15,322	7,862

Distributions
From net investment income
Class A	(283)	(477)
Class C	(262)	(734)
Class E	(364)	(283)
Class S	(9,093)	(12,577)
Class Y	(3,419)	(4,083)
From net realized gain
Class A	(47)	(418)
Class C	(150)	(1,375)
Class E	(53)	(201)
Class S	(1,108)	(8,293)
Class Y	(339)	(2,672)
Net decrease in net assets from distributions	(15,118)	(31,113)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(136,954)	84,970
Total Net Increase (Decrease) in Net Assets	(136,750)	61,719

Net Assets
Beginning of period	1,320,282	1,258,563
End of period	$1,183,532	$1,320,282
Undistributed (overdistributed) net investment income included in net assets	$2,557	$450

See accompanying notes which are an integral part of the financial statements.

494 Russell Short Duration Bond Fund

Russell Investment Company Russell Short Duration Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	571	$11,076	1,205	$23,461
Proceeds from reinvestment of distributions	16	301	41	809
Payments for shares redeemed	(965)	(18,717)	(1,265)	(24,582)
Net increase (decrease)	(378)	(7,340)	(19)	(312)
Class C
Proceeds from shares sold	1,029	19,814	3,349	64,899
Proceeds from reinvestment of distributions	20	397	105	2,041
Payments for shares redeemed	(2,990)	(57,581)	(3,962)	(76,532)
Net increase (decrease)	(1,941)	(37,370)	(508)	(9,592)
Class E
Proceeds from shares sold	325	6,303	1,489	28,745
Proceeds from reinvestment of distributions	19	367	18	353
Payments for shares redeemed	(612)	(11,879)	(402)	(7,806)
Net increase (decrease)	(268)	(5,209)	1,105	21,292
Class S
Proceeds from shares sold	13,457	261,049	23,003	447,507
Proceeds from reinvestment of distributions	521	10,092	1,059	20,623
Payments for shares redeemed	(18,841)	(365,325)	(20,049)	(389,280)
Net increase (decrease)	(4,863)	(94,184)	4,013	78,850
Class Y
Proceeds from shares sold	4,157	80,655	4,968	96,311
Proceeds from reinvestment of distributions	194	3,758	347	6,756
Payments for shares redeemed	(3,978)	(77,264)	(5,568)	(108,335)
Net increase (decrease)	373	7,149	(253)	(5,268)
Total increase (decrease)	(7,077)	$(136,954)	4,338	$84,970

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 495

Russell Investment Company

Russell Short Duration Bond Fund

Financial Highlights — For the Periods Ended

1For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	19.35	.22	(.01)	.21	(.18)	(.03)
October 31, 2013	19.70	.19	(.11)	.08	(.23)	(.20)
October 31, 2012	19.15	.26	.57	.83	(.28)	—
October 31, 2011	19.48	.34	(.31)	.03	(.36)	—
October 31, 2010	18.86	.43	.73	1.16	(.54)	—

Class C
October 31, 2014	19.23	.08	(.02)	.06	(.05)	(.03)
October 31, 2013	19.59	.05	(.11)	(.06)	(.10)	(.20)
October 31, 2012	19.06	.11	.57	.68	(.15)	—
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	—
October 31, 2010	18.79	.28	.74	1.02	(.40)	—

Class E
October 31, 2014	19.38	.22	(.01)	.21	(.18)	(.03)
October 31, 2013	19.73	.17	(.08)	.09	(.24)	(.20)
October 31, 2012	19.18	.26	.57	.83	(.28)	—
October 31, 2011	19.52	.34	(.32)	.02	(.36)	—
October 31, 2010	18.89	.43	.73	1.16	(.53)	—

Class S
October 31, 2014	19.36	.27	(.01)	.26	(.23)	(.03)
October 31, 2013	19.71	.24	(.11)	.13	(.28)	(.20)
October 31, 2012	19.15	.30	.58	.88	(.32)	—
October 31, 2011	19.49	.39	(.32)	.07	(.41)	—
October 31, 2010	18.86	.47	.74	1.21	(.58)	—

Class Y
October 31, 2014	19.36	.29	(.01)	.28	(.24)	(.03)
October 31, 2013	19.71	.26	(.11)	.15	(.30)	(.20)
October 31, 2012	19.15	.33	.57	.90	(.34)	—
October 31, 2011	19.49	.41	(.32)	.09	(.43)	—
October 31, 2010	18.86	.50	.72	1.22	(.60)	—

See accompanying notes which are an integral part of the financial statements.

496 Russell Short Duration Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(.21)	19.35	1.04	29,639	1.01	.85	1.14	220
(.43)	19.35	.42	36,961	1.00	.87	.99	180
(.28)	19.70	4.37	37,994	1.00	.86	1.33	245
(.36)	19.15	.18	29,061	1.01	.88	1.75	339
(.54)	19.48	6.23	25,171	1.02	.94	2.25	195

(.08)	19.21	.28	82,676	1.76	1.60	.39	220
(.30)	19.23	(.32)	120,088	1.75	1.62	.24	180
(.15)	19.59	3.59	132,292	1.75	1.61	.56	245
(.23)	19.06	(.60)	112,900	1.76	1.63	1.01	339
(.40)	19.41	5.44	109,450	1.77	1.69	1.48	195

(.21)	19.38	1.08	36,083	1.01	.85	1.15	220
(.44)	19.38	.42	41,281	1.00	.87	.93	180
(.28)	19.73	4.36	20,230	1.00	.86	1.33	245
(.36)	19.18	.13	21,347	1.01	.88	1.76	339
(.53)	19.52	6.27	26,856	1.02	.94	2.25	195

(.26)	19.36	1.30	771,202.76		.60	1.40	220
(.48)	19.36	.67	865,268.75		.62	1.23	180
(.32)	19.71	4.66	801,758.75		.62	1.56	245
(.41)	19.15	.37	631,819.76		.63	2.00	339
(.58)	19.49	6.54	545,704.77		.69	2.48	195

(.27)	19.37	1.41	263,932.56		.51	1.49	220
(.50)	19.36	.78	256,684.56		.51	1.36	180
(.34)	19.71	4.75	266,289.56		.51	1.70	245
(.43)	19.15	.46	298,724.59		.53	2.10	339
(.60)	19.49	6.58	224,969.59		.59	2.60	195

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund 497

Russell Investment Company Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Tax Exempt Bond Fund - Class A‡			Barclays Municipal 1-10 Yr Blend (1-12) Index***
	Total			Total
	Return			Return
1 Year	1.15%		1 Year	4.14%
5 Years	2.88	%§	5 Years	3.92	%§
10 Years	3.03	%§	10 Years	3.99	%§

			Tax Exempt Bond Linked Benchmark****
Russell Tax Exempt Bond Fund - Class C				Total
	Total			Return
	Return		1 Year	5.56%
1 Year	4.32%		5 Years	4.18	%§
5 Years	2.93	%§	10 Years	4.12	%§
10 Years	2.67	%§

Russell Tax Exempt Bond Fund - Class E
	Total
	Return
1 Year	5.14%
5 Years	3.71	%§
10 Years	3.44	%§

Russell Tax Exempt Bond Fund - Class S
	Total
	Return
1 Year	5.37%
5 Years	3.96	%§
10 Years	3.70	%§

Barclays Municipal 1-15 Yr Blend (1-17) Index**
	Total
	Return
1 Year	5.56%
5 Years	4.48	%§
10 Years	4.32	%§

498 Russell Tax Exempt Bond Fund

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Tax	Exempt Bond Fund (the “Fund”) employs	this fiscal year as rate rise concerns started to abate. Despite the
a multi-manager	approach whereby portions of the Fund	returning demand for municipal bonds, new issue supply this year
are allocated to different money managers. Fund assets not		was lower than last year. Partly attributable to this supply/demand
allocated to money managers are managed by Russell Investment		imbalance, this year’s environment was generally supportive for
Management Company (“RIMCo”), the Fund’s advisor. RIMCo		the municipal credit exposures in the Fund. Furthermore, as
may change the allocation of the Fund’s assets among money		investors continued to reach for higher yields in lower quality
managers at any time. An exemptive order from the Securities		credits, lower quality bonds outperformed high quality bonds,
and Exchange Commission (“SEC”) permits RIMCo to engage		benefiting the Fund’s exposures to these lower quality issuers.
or terminate a money manager at any time, subject to approval
by the Fund’s Board, without a shareholder vote. Pursuant to the		How did the investment strategies and techniques employed
terms of the exemptive order, the Fund is required to notify its		by the Fund and its money managers affect its benchmark-
shareholders within 90 days of when a money manager begins		relative performance?
providing services. As of October 31, 2014, the Fund had two		The Fund underperformed its benchmark during the fiscal year.
money managers.		Security selection in the first part of the period (such as Puerto
Rico exposure) coupled with yield curve positioning in the latter
What is the Fund’s investment objective?		part of the period were the primary causes of underperformance.
The Fund seeks to provide federal tax-exempt current income		However, security selection turned positive mid-way through the
consistent with the preservation of capital. The Fund will invest,		period and helped to mitigate further losses.
under normal circumstances, at least 80% of the value of its		AllianceBernstein, L.P. (“Alliance”) underperformed the Fund’s
assets in investments the income from which is exempt from		benchmark for the fiscal year. Issuer selection was the primary
federal income tax.		cause of underperformance, though yield curve positioning and
How did the Fund perform relative to its benchmark for the		general sector allocations also detracted from benchmark-relative
fiscal year ended October 31, 2014?		performance to a lesser extent.
For the fiscal year ended October 31, 2014, the Fund’s Class		MacKay Shields LLC (“MacKay”) outperformed the Fund’s
A, Class C, Class E and Class S Shares gained 5.09%, 4.32%,		benchmark for the fiscal year. Yield curve positioning was the
5.14% and 5.37%, respectively. This is compared to the Fund’s		most positive factor, as an underweight to longer-dated bonds
benchmark, the Barclays Municipal 1-15 Year Blend (1-17)		contributed positively in the first part of the period. However,
Index, which gained 5.56% during the same period. The Fund’s		MacKay re-positioned the portfolio to overweight 10+ year
performance includes operating expenses, whereas index returns		maturity bonds in calendar year 2014, which positively impacted
are unmanaged and do not include expenses of any kind.		benchmark-relative performance	as the yield curve flattened
For the fiscal year ended October 31, 2014, the Morningstar®		overall throughout the latter half of the fiscal year.
Muni National Intermediate, a group of funds that Morningstar		RIMCo manages the portion of the Fund’s assets that RIMCo
considers to have investment strategies similar to those of the		determines not to allocate to the money managers. Assets not
Fund, gained 5.52%. This result serves as a peer comparison and		allocated to managers include the Fund’s liquidity reserves and
is expressed net of operating expenses.		assets which may be managed directly by RIMCo to modify the
Fund’s overall portfolio characteristics to seek to achieve the
How did the market conditions described in the Market		desired risk/return profile for the Fund.
Summary report affect the Fund’s performance?
The Fund suffered negative returns in the first two months of the		During the period, the Fund did not use derivatives.
fiscal year primarily from an increase in yields which negatively		Describe any changes to the Fund’s structure or the money
impacted municipal bond prices. However, the Fund benefited		manager line-up.
for the remainder of the fiscal year as yields changed course and		There were no changes to the Fund’s structure or money manager
trended lower. Specifically, the municipal yield curve flattened,		lineup during the fiscal year.
which benefited the Fund’s overweight to long duration bonds.
Therefore, on the whole, the Fund benefited from the interest rate		Money Managers as of October 31,
environment in fiscal year 2014.		2014	Styles
After experiencing a period of material outflows from investors		AllianceBernstein, L.P.	Sector Specialist
during the last fiscal year, the municipal bond market saw inflows		MacKay Shields LLC	Sector Specialist

Russell Tax Exempt Bond Fund 499

Russell Investment Company
Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	The Barclays Municipal 1-15 Yr Blend (1-17) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-15 years.
***	The Barclays Municipal 1-10 Yr Blend (1-12) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.
****	The Tax Exempt Bond Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Tax Exempt Bond Linked Benchmark represents the returns of the Barclays Municipal 1-10 Yr Blend (1-12) Index through June 30, 2013 and the returns of the Barclays Municipal 1-15 Yr Blend (1-17) Index thereafter. .
‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

500 Russell Tax Exempt Bond Fund

Russell Investment Company Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,025.10	$1,021.07
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$4.19	$4.18

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,021.20	$1,017.49
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$7.79	$7.78
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.53%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,025.40	$1,021.27
	Expenses Paid During Period*	$3.98	$3.97

* Expenses are equal to the Fund's annualized expense ratio of 0.78%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Tax Exempt Bond Fund 501

Russell Investment Company Russell Tax Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,026.70	$1,022.53
Expenses Paid During Period*	$2.71	$2.70

* Expenses are equal to the Fund's annualized expense ratio of 0.53%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

502 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Municipal Bonds - 95.6%
Alabama - 1.3%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,274
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	629
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,023
Alabama Special Care Facilities Financing Authority-Birmingham Alabama Revenue
Bonds(µ)	500	6.000	06/01/34	588
Birmingham Water Works Board Revenue Bonds(µ)	1,275	5.000	01/01/17	1,390
County of Jefferson Alabama General Obligation Limited(µ)	4,100	5.000	04/01/22	4,101
County of Jefferson Alabama Sewer Revenue Bonds	2,230	5.000	10/01/22	2,522
Homewood Educational Building Authority Revenue Bonds(µ)	485	5.000	12/01/26	552
Limestone County Board of Education Special Tax Bonds	1,000	5.000	11/01/30	1,137
Limestone County Board of Education Special Tax Bonds	1,000	5.000	11/01/31	1,133
Mobile County Board of School Commissioners Revenue Bonds	1,445	5.000	03/01/32	1,623
				15,972
Alaska - 0.1%
City of Valdez Alaska Revenue Bonds	750	5.000	01/01/21	885
Northern Tobacco Securitization Corp. Revenue Bonds	350	5.000	06/01/32	295
				1,180
Arizona - 2.0%
Apache County Industrial Development Authority Revenue Bonds	3,000	4.500	03/01/30	3,198
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,259
Arizona Health Facilities Authority Revenue Bonds	2,000	5.000	02/01/18	2,245
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,245
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,000	5.000	10/01/18	1,157
Maricopa County Pollution Control Corp. Revenue Bonds(Ê)	2,310	5.200	06/01/43	2,573
Navajo County Pollution Control Corp. Revenue Bonds(Ê)	2,000	0.450	06/01/34	2,000
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,893
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,259
Student & Academic Services LLC Revenue Bonds	200	5.000	06/01/26	234
Student & Academic Services LLC Revenue Bonds	425	5.000	06/01/27	495
Student & Academic Services LLC Revenue Bonds	390	5.000	06/01/28	451
Town of Marana Arizona Revenue Bonds	2,240	5.000	07/01/26	2,592
Town of Marana Arizona Revenue Bonds	800	5.000	07/01/27	928
Town of Marana Arizona Revenue Bonds	1,735	5.000	07/01/28	2,001
				25,530
California - 8.1%
Brentwood Infrastructure Financing Authority Special Assessment(µ)	1,000	5.000	09/02/29	1,152
Burbank Unified School District General Obligation Unlimited	1,125	5.000	08/01/26	1,334
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,663
California Health Facilities Financing Authority Revenue Bonds	1,000	5.000	11/15/29	1,104
California State Public Works Board Revenue Bonds	1,000	5.000	12/01/16	1,094
California Statewide Communities Development Authority Revenue Bonds	1,115	3.500	11/01/18	1,147
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,636
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,587
California Statewide Communities Development Authority Revenue Bonds	1,565	6.125	11/01/33	1,752
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	08/01/34	1,138
California Watereuse Finance Authority Revenue Bonds	1,230	5.500	05/01/36	1,464
Centinela Valley Union High School District General Obligation Unlimited	500	5.750	08/01/27	615
Centinela Valley Union High School District General Obligation Unlimited	1,000	5.750	08/01/28	1,226
Centinela Valley Union High School District General Obligation Unlimited	650	5.750	08/01/29	792
City of Fresno California Airport Revenue Bonds(µ)	225	5.000	07/01/22	260
City of Los Angeles Department of Airports Revenue Bonds	1,655	5.000	05/15/29	1,954
City of Vallejo California Water Revenue Bonds	2,755	5.250	05/01/27	3,201
City of Vallejo California Water Revenue Bonds	3,105	5.250	05/01/29	3,572
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	239
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	597
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	150
County of Los Angeles California Certificate Of Participation	430	5.000	09/01/22	518
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,260
Dinuba Redevlopment Agency Tax Allocation Bonds	590	5.000	09/01/33	660

	See accompanying notes which are an integral part of the financial statements.
			Russell Tax Exempt Bond Fund 503

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
El Monte Union High School District General Obligation Unlimited(µ)	4,750	5.500	06/01/34	5,448
Emeryville Redevelopment Agency Successor Agency Tax Allocation Bonds	1,980	5.000	09/01/20	2,350
Golden State Tobacco Securitization Corp. Revenue Bonds(µ)	750	4.600	06/01/23	821
Golden State Tobacco Securitization Corp. Revenue Bonds	4,250	4.500	06/01/27	3,974
Jurupa California Public Authority Special Tax Revenue Bonds	425	3.500	09/01/17	454
Kings River Conservation District Certificate Of Participation	340	5.000	05/01/15	347
Los Angeles Department of Water & Power Revenue Bonds	1,280	5.000	01/01/16	1,335
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,591
Northern California Power Agency Revenue Bonds	1,000	5.000	06/01/15	1,027
Sacramento Unified School District General Obligation Unlimited(µ)	4,000	5.000	07/01/31	4,532
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	3,193
South Orange County Public Financing Authority Special Tax	900	5.000	08/15/29	1,028
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,729
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,218
State of California Department of Water Resources Power Supply Revenue Revenue
Bonds	1,000	5.000	05/01/16	1,069
State of California Department of Water Resources Power Supply Revenue Revenue
Bonds	1,000	5.000	05/01/17	1,111
State of California Department of Water Resources Power Supply Revenue Revenue
Bonds	2,500	5.000	05/01/19	2,934
State of California Department of Water Resources Revenue Bonds	2,500	5.000	12/01/20	3,037
State of California Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,141
State of California General Obligation Unlimited(µ)	1,000	6.000	02/01/17	1,123
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,125
State of California General Obligation Unlimited	2,000	5.000	02/01/20	2,367
State of California General Obligation Unlimited	1,250	5.000	07/01/20	1,473
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,970
State of California General Obligation Unlimited	1,000	5.250	07/01/21	1,176
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,190
State of California General Obligation Unlimited	3,500	5.000	10/01/24	3,975
State of California General Obligation Unlimited	7,095	5.000	11/01/25	8,553
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,951
State of California General Obligation Unlimited	2,685	5.000	10/01/29	2,994
State of California General Obligation Unlimited	450	5.000	02/01/31	516
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,689
				102,556
Colorado - 2.1%
City & County of Denver Colorado Airport System Revenue Bonds	1,965	5.000	11/15/25	2,317
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,635
Colorado Educational & Cultural Facilities Authority Revenue Bonds	2,000	5.000	04/01/18	2,233
Colorado Educational & Cultural Facilities Authority Revenue Bonds	1,000	5.000	08/15/30	1,103
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,061
Colorado Regional Transportation District Certificates of Participation	6,725	5.000	06/01/27	7,768
Colorado State Educational & Cultural Facilities Authority Revenue Bonds	250	2.000	12/01/15	254
Colorado State Educational & Cultural Facilities Authority Revenue Bonds	300	2.000	12/01/16	308
Denver Convention Center Hotel Authority Revenue Bonds	1,265	5.000	12/01/35	1,292
Denver Urban Renewal Authority Tax Allocation	1,575	5.000	12/01/21	1,843
E-470 Public Highway Authority Revenue Bonds(µ)	850	5.000	09/01/17	911
E-470 Public Highway Authority Revenue Bonds	2,250	5.375	09/01/26	2,600
				26,325
Connecticut - 2.7%
City of Bridgeport General Obligation Unlimited	965	5.000	07/01/29	1,119
City of Hartford Connecticut General Obligation Unlimited(µ)	375	5.000	10/01/18	431
City of New Haven Connecticut General Obligation Unlimited(µ)	2,000	5.000	08/01/21	2,342
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,852
State of Connecticut General Obligation Unlimited	2,490	5.000	01/01/16	2,626
State of Connecticut General Obligation Unlimited	16,840	5.000	06/15/17	18,738
State of Connecticut Special Tax Revenue Revenue Bonds	4,470	5.000	10/01/25	5,365
				33,473
Delaware - 0.2%
Delaware Transportation Authority Revenue Bonds(µ)(ae)	1,305	5.000	07/01/15	1,347

See accompanying notes which are an integral part of the financial statements.
504 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Delaware Transportation Authority Revenue Bonds	1,000	5.000	07/01/17	1,116
				2,463
District of Columbia - 0.1%
Metropolitan Washington Airports Authority Revenue Bonds	1,500	5.000	10/01/35	1,709

Florida - 7.8%
Citizens Property Insurance Corp. Revenue Bonds(µ)	1,000	5.000	03/01/15	1,015
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,836
Citizens Property Insurance Corp. Revenue Bonds	2,495	5.000	06/01/19	2,887
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/20	2,931
Citizens Property Insurance Corp. Revenue Bonds	7,385	5.000	06/01/22	8,713
City of Lakeland Florida Department of Electric Utilities Revenue Bonds(µ)	2,000	5.000	10/01/17	2,229
City of North Port Florida Special Assessment(µ)	715	5.000	07/01/25	826
City of North Port Florida Special Assessment(µ)	1,135	5.000	07/01/26	1,301
City of Pembroke Pines Florida Revenue Bonds(µ)	1,000	5.000	10/01/16	1,085
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	525
City of Tampa Florida Revenue Bonds	1,000	4.000	09/01/33	1,036
Collier County Industrial Development Authority Revenue Bonds	1,695	5.500	10/01/26	1,904
County of Miami-Dade Florida Revenue Bonds	3,000	5.000	10/01/28	3,417
County of Miami-Dade Florida Revenue Bonds	3,600	5.000	10/01/29	4,079
County of Miami-Dade Florida Revenue Bonds	4,310	Zero coupon	10/01/35	1,721
County of Miami-Dade Florida Water & Sewer System Revenue Bonds(µ)	1,500	5.250	10/01/19	1,781
County of Orange Florida Sales Tax Revenue Revenue Bonds	8,885	5.000	01/01/20	10,529
Escambia County Health Facilities Authority Revenue Bonds	2,345	6.000	08/15/36	2,718
Florida Department of Children & Family Services Certificate Of Participation(µ)	1,175	5.000	10/01/15	1,225
JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,121
JEA Electric System Revenue Bonds	645	5.000	10/01/20	760
Kissimmee Utility Authority Revenue Bonds(µ)	1,000	5.000	10/01/17	1,117
Miami Beach Florida Health Facilities Revenue Bonds	200	4.000	11/15/16	214
Miami Beach Florida Health Facilities Revenue Bonds	125	4.000	11/15/18	138
Miami Beach Health Facilities Authority Revenue Bonds	1,280	5.000	11/15/29	1,456
Miami-Dade County Expressway Authority Revenue Bonds	350	5.000	07/01/18	400
Mid-Bay Bridge Authority Revenue Bonds	2,500	7.250	10/01/34	3,043
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,540
Orlando-Orange County Expressway Authority Revenue Bonds	4,145	5.000	07/01/20	4,919
Palm Beach County Health Facilities Authority Revenue Bonds	1,000	3.000	12/01/17	1,054
Reedy Creek Improvement District General Obligation Limited	850	5.000	06/01/20	1,006
Reedy Creek Improvement District General Obligation Limited	5,000	5.000	06/01/25	5,904
Reedy Creek Improvement District General Obligation Limited	4,870	5.000	06/01/26	5,694
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	839
State of Florida General Obligation Unlimited	8,450	5.000	06/01/15	8,685
State of Florida General Obligation Unlimited	1,000	5.000	06/01/16	1,073
State of Florida General Obligation Unlimited	3,515	5.000	06/01/17	3,647
State of Florida Revenue Bonds	1,300	5.000	07/01/16	1,399
				98,767
Georgia - 2.3%
City of Atlanta Department of Aviation Revenue Bonds	2,000	5.000	01/01/16	2,108
City of Atlanta Department of Aviation Revenue Bonds	2,500	5.000	01/01/20	2,951
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,000	6.000	11/01/20	1,233
City of Atlanta Georgia Water & Wastewater Revenue Bonds(µ)	2,000	5.500	11/01/23	2,360
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,585
Municipal Electric Authority of Georgia Revenue Bonds(µ)	850	6.250	01/01/17	953
Private Colleges & Universities Authority Revenue Bonds	1,500	5.000	09/01/16	1,625
Private Colleges & Universities Authority Revenue Bonds	565	5.000	04/01/17	619
Private Colleges & Universities Authority Revenue Bonds	500	5.000	04/01/18	560
Private Colleges & Universities Authority Revenue Bonds	1,260	5.000	04/01/27	1,435
Savannah Hospital Authority Revenue Bonds	1,000	5.500	07/01/28	1,162
State of Georgia General Obligation Unlimited	10,590	5.000	07/01/17	11,834
				28,425
Guam - 0.9%
Guam Government Waterworks Authority Revenue Bonds	1,240	5.000	07/01/28	1,374

	See accompanying notes which are an integral part of the financial statements.
			Russell Tax Exempt Bond Fund 505

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Guam Government Waterworks Authority Revenue Bonds	5,200	5.000	07/01/29	5,758
Guam Power Authority Revenue Bonds	1,000	5.000	10/01/34	1,096
Territory of Guam General Obligation Unlimited	1,000	6.750	11/15/29	1,143
Territory of Guam Revenue Bonds	500	5.375	12/01/24	554
Territory of Guam Revenue Bonds	785	5.000	01/01/32	869
				10,794
Hawaii - 0.4%
City & County Honolulu Hawaii Wastewater System Revenue Bonds(µ)	1,500	5.000	07/01/19	1,710
Hawaii Housing & Community Development Corp. Revenue Bonds	35	3.700	01/01/22	35
State of Hawaii Department of Budget & Finance Revenue Bonds(µ)(Ê)	1,990	0.208	07/01/24	1,895
State of Hawaii General Obligation Unlimited	1,000	5.000	02/01/15	1,012
				4,652
Idaho - 0.5%
Idaho Housing & Finance Association Revenue Bonds(µ)	1,330	5.250	07/15/21	1,490
Idaho Housing & Finance Association Revenue Bonds	1,665	5.250	07/15/26	1,850
Idaho Housing & Finance Association Revenue Bonds	1,670	5.000	07/15/31	1,880
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,099
				6,319
Illinois - 5.3%
Chicago O'Hare International Airport Revenue Bonds(µ)	1,000	5.000	01/01/19	1,049
Chicago Public Building Commission Revenue Bonds(µ)	1,580	5.250	12/01/18	1,773
City of Chicago Illinois General Obligation Unlimited(µ)	2,500	5.000	01/01/17	2,517
City of Chicago Illinois General Obligation Unlimited	1,500	5.000	01/01/24	1,568
City of Chicago Illinois General Obligation Unlimited(µ)	2,825	5.250	01/01/24	3,082
City of Chicago Illinois General Obligation Unlimited(µ)(Ê)	500	0.060	01/01/42	500
City of Chicago Illinois Midway Airport Revenue Bonds	940	5.000	01/01/30	1,069
City of Chicago Illinois Midway Airport Revenue Bonds	4,160	5.000	01/01/34	4,638
City of Chicago Illinois Wastewater Transmission Revenue Bonds	600	5.000	01/01/18	675
City of Chicago Illinois Wastewater Transmission Revenue Bonds	505	5.000	01/01/29	574
City of Chicago Illinois Waterworks Revenue Bonds	1,000	5.000	11/01/34	1,121
City of Chicago Motor Fuel Tax Revenue Bonds	1,560	5.000	01/01/28	1,729
City of Chicago Motor Fuel Tax Revenue Bonds	725	5.000	01/01/29	795
City of Freeport Illinois General Obligation Unlimited(µ)	435	2.000	12/01/17	445
City of Freeport Illinois General Obligation Unlimited(µ)	650	2.000	12/01/18	660
City of Peoria Illinois General Obligation Unlimited	625	5.000	01/01/22	693
Cook County Community College District No. 508 General Obligation Unlimited	1,500	5.250	12/01/28	1,749
Illinois Finance Authority Revenue Bonds	1,000	5.000	03/01/15	1,015
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/23	1,120
Illinois Finance Authority Revenue Bonds	1,000	5.375	10/01/24	1,115
Illinois Finance Authority Revenue Bonds	1,000	6.000	10/01/28	1,122
Illinois Sport Facilities Authorities Revenue Bonds	1,000	5.250	06/15/31	1,131
Metropolitan Pier & Exposition Authority Revenue Bonds	1,500	5.000	12/15/22	1,640
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,131
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,146
State of Illinois General Obligation Unlimited	2,000	5.000	04/01/21	2,249
State of Illinois General Obligation Unlimited	3,000	5.000	07/01/21	3,375
State of Illinois General Obligation Unlimited	1,000	5.000	08/01/22	1,123
State of Illinois General Obligation Unlimited	2,290	5.000	08/01/25	2,495
State of Illinois Revenue Bonds(µ)	1,000	5.000	06/15/16	1,073
State of Illinois Revenue Bonds	12,500	5.000	06/15/21	14,888
State of Illinois Sports Facilities Authority Revenue Bonds	1,125	5.000	06/15/18	1,251
State of Illinois Sports Facilities Authority Revenue Bonds	500	5.000	06/15/19	562
State of Illinois Unemployment Compensation Trust Fund Revenue Bonds	2,300	5.000	12/15/15	2,424
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,313
Village of Bellwood Illinois General Obligation Unlimited	1,000	5.875	12/01/27	1,136
Village of Franklin Park Illinois General Obligation Unlimited(µ)	295	5.000	07/01/18	332
West Chicago Park District General Obligation Unlimited(µ)	795	5.250	12/01/29	859
				67,137
Indiana - 0.5%
Ball State University Revenue Bonds(µ)	1,000	5.000	07/01/16	1,075
City of Indianapolis Indiana Gas Utility Revenue Bonds(µ)	1,000	5.000	08/15/23	1,164

See accompanying notes which are an integral part of the financial statements.
506 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,052
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,150	5.000	06/01/16	1,224
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,133
				5,648
Iowa - 0.5%
Iowa Finance Authority Revenue Bonds	4,000	5.000	07/01/28	4,537
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,885
				6,422
Kansas - 0.4%
Seward County Unified School District General Obligation	4,000	5.000	09/01/30	4,533
Wichita Kansas Health Care Facilities Revenue Bonds	250	3.375	11/15/20	248
				4,781
Louisiana - 1.4%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,151
Louisiana State Citizens Property Insurance Corp. Revenue Bonds(µ)	2,460	6.750	06/01/26	2,870
Louisiana State Public Facilities Authority Revenue Bonds	1,615	5.000	09/01/29	1,866
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,074
State of Louisiana Gasoline & Fuels Tax Revenue Bonds	7,000	5.000	05/01/21	8,428
State of Louisiana Revenue Bonds	1,300	5.000	06/15/28	1,560
				16,949
Maryland - 0.4%
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,587
County of Prince George's Maryland General Obligation Limited	1,000	5.000	07/15/16	1,079
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,360
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,050
Maryland Health & Higher Educational Facilities Authority Revenue Bonds(Ê)	465	5.000	05/15/48	477
				5,553
Massachusetts - 0.8%
City of Boston Massachusetts General Obligation Unlimited	4,675	5.000	03/01/21	5,671
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	979
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	10/01/16	1,097
Massachusetts Clean Water Trust (The) Revenue Bonds	1,090	5.000	08/01/16	1,178
Massachusetts Department of Transportation Revenue Bonds	1,380	5.000	01/01/15	1,391
				10,316
Michigan - 2.6%
Brighton Area School District General Obligation Unlimited	1,525	5.000	05/01/26	1,741
City of Detroit Michigan Sewage Disposal System Revenue Bonds	3,500	5.000	07/01/32	3,750
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	1,015	5.000	07/01/18	1,070
City of Detroit Michigan Water Supply System Revenue Bonds(µ)	170	4.500	07/01/25	173
Detroit City School District General Obligation Unlimited(µ)	1,000	6.000	05/01/19	1,177
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,746
Michigan Finance Authority Revenue Bonds	1,500	5.000	06/01/19	1,648
Michigan Finance Authority Revenue Bonds	1,000	5.000	11/01/27	1,137
Michigan Financial Authority Revenue Bonds	4,655	5.000	07/01/28	5,114
Michigan Financial Authority Revenue Bonds	1,375	5.000	07/01/29	1,505
Michigan State Finance Authority Revenue Bonds	3,625	5.000	07/01/16	3,851
Michigan State Finance Authority Revenue Bonds	1,000	5.000	07/01/30	1,094
Michigan Strategic Fund Revenue Bonds	1,015	5.250	06/01/32	1,039
Royal Oak School District General Obligation Unlimited	1,025	5.000	05/01/17	1,133
Royal Oak School District General Obligation Unlimited	785	5.000	05/01/18	892
Saline Economic Development Corp. Revenue Bonds	485	5.250	06/01/32	496
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,236
Wayne County Airport Authority Revenue Bonds(µ)	2,500	4.500	12/01/24	2,718
Wayne County Airport Authority Revenue Bonds	435	5.000	12/01/29	504
				33,024
Minnesota - 1.5%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,355
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,189
City of Rochester Minnesota Revenue Bonds(Ê)	1,125	4.000	11/15/30	1,252
City of Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,300
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	831

	See accompanying notes which are an integral part of the financial statements.
			Russell Tax Exempt Bond Fund 507

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Elk River Independent School District No. 728 General Obligation Unlimited	5,175	4.000	02/01/15	5,223
Elk River Independent School District No. 728 General Obligation Unlimited	2,465	5.000	02/01/16	2,607
Minnesota Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,313
State of Minnesota General Obligation Unlimited	1,990	5.000	06/01/17	2,215
				19,285
Mississippi - 0.3%
Mississippi Development Bank Revenue Bonds(µ)	1,000	5.000	07/01/15	1,030
Mississippi Development Bank Special Obligation Revenue Bonds	1,000	5.000	04/01/28	1,154
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,732
				3,916
Missouri - 1.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	800	5.000	10/01/28	910
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue
Bonds	1,775	5.000	10/01/33	2,008
City of Kansas City Missouri Revenue Bonds	1,185	5.000	09/01/26	1,342
City of Kansas City Missouri Revenue Bonds	500	5.000	09/01/27	563
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/28	1,119
City of Kansas City Missouri Revenue Bonds	1,000	5.000	09/01/29	1,116
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	2,005
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds(µ)(Ê)	1,500	0.040	10/01/24	1,500
Missouri Highway & Transportation Commission Revenue Bonds(ae)	2,500	5.250	05/01/17	2,795
Nixa Public Schools General Obligation Unlimited Bond	500	5.000	03/01/33	560
Poplar Bluff R-I School District Certificate Of Participation(µ)	100	3.000	03/01/17	105
Poplar Bluff R-I School District Certificate Of Participation(µ)	100	3.000	03/01/18	106
Poplar Bluff R-I School District Certificate Of Participation(µ)	500	5.000	03/01/30	574
				14,703
Nebraska - 0.6%
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,247
Nebraska Public Power District Revenue Bonds	3,795	5.000	01/01/28	4,394
Nebraska Public Power District Revenue Bonds	1,000	5.000	01/01/29	1,149
				7,790
Nevada - 1.5%
City of Reno Nevada General Obligation Limited	1,100	5.000	06/01/18	1,251
City of Reno Nevada General Obligation Limited	1,000	5.000	06/01/22	1,156
Clark County Department of Aviation Revenue Bonds(µ)	2,500	5.000	07/01/22	2,903
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,073
County of Clark Nevada Revenue Bonds	4,760	5.000	07/01/28	5,488
County of Clark Nevada Revenue Bonds	2,965	5.000	07/01/29	3,402
State of Nevada General Obligation Limited	2,590	5.000	04/01/21	3,114
				18,387
New Jersey - 4.6%
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/18	1,119
Camden County Improvement Authority Revenue Bonds	1,000	5.000	02/15/19	1,137
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/30	2,243
Camden County Improvement Authority Revenue Bonds	2,000	5.000	02/15/31	2,232
Casino Reinvestment Development Authority Revenue Bonds	700	5.000	11/01/18	779
Casino Reinvestment Development Authority Revenue Bonds	1,000	4.000	11/01/19	1,074
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,052
New Jersey Economic Development Authority Revenue Bonds(µ)	1,500	5.500	06/15/16	1,625
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,817
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	3,197
New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	87
New Jersey Economic Development Authority Revenue Bonds	2,000	5.000	06/15/22	2,323
New Jersey Economic Development Authority Revenue Bonds	2,045	5.000	06/15/23	2,350
New Jersey Economic Development Authority Revenue Bonds	750	5.000	07/01/29	821
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,152
New Jersey Health Care Facilities Financing Authority Revenue Bonds(µ)	1,000	5.000	09/15/17	1,125
New Jersey State Turnpike Authority Revenue Bonds	5,540	5.000	01/01/22	6,610
New Jersey State Turnpike Authority Revenue Bonds	3,485	5.000	01/01/23	4,184
New Jersey State Turnpike Authority Revenue Bonds	3,080	5.000	01/01/24	3,662

See accompanying notes which are an integral part of the financial statements.
508 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New Jersey State Turnpike Authority Revenue Bonds	2,500	5.000	01/01/27	2,909
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)(ae)	1,500	5.000	06/15/15	1,545
New Jersey Transportation Trust Fund Authority Revenue Bonds(µ)	1,000	5.000	12/15/16	1,089
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,133
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,120	5.250	06/15/30	1,268
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,750	5.500	06/15/31	4,362
State of New Jersey General Obligation Unlimited(µ)	2,080	5.500	07/15/18	2,405
Tobacco Settlement Financing Corp. Revenue Bonds	60	4.500	06/01/23	60
Tobacco Settlement Financing Corp. Revenue Bonds	2,030	4.625	06/01/26	1,863
Tobacco Settlement Financing Corp. Revenue Bonds	1,245	5.000	06/01/29	1,062
				58,285
New Mexico - 0.3%
City of Albuquerque New Mexico General Obligation Unlimited	2,320	5.000	07/01/17	2,584
County of Taos New Mexico Revenue Bonds(µ)	750	3.000	04/01/17	772
				3,356
New York - 10.7%
Albany Industrial Development Agency Revenue Bonds	2,380	5.250	11/15/32	2,602
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,598
Build NYC Resource Corp. Revenue Bonds(µ)	930	5.000	12/15/18	1,055
Build NYC Resource Corp. Revenue Bonds	1,445	5.000	08/01/19	1,653
Chautauqua Tobacco Asset Securitization Corp. Revenue Bonds	1,700	3.125	06/01/22	1,700
City of New York General Obligation Unlimited Bond	2,550	5.000	08/01/21	3,046
City of New York General Obligation Unlimited Bond	2,445	5.000	08/01/22	2,937
City of New York New York General Obligation Unlimited	2,170	5.000	08/01/16	2,343
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,755
City of New York New York General Obligation Unlimited	2,105	5.000	08/01/20	2,496
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/17	1,127
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/21	1,202
Metropolitan Transportation Authority Revenue Bonds	1,410	5.000	11/15/24	1,681
Metropolitan Transportation Authority Revenue Bonds	8,320	5.000	11/15/25	9,884
Metropolitan Transportation Authority Revenue Bonds	4,015	5.000	11/15/28	4,710
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,731
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,642
New York City Industrial Development Agency Revenue Bonds(µ)	1,535	5.000	01/01/31	1,616
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	3,030	5.000	02/01/15	3,065
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	3,855	5.000	11/01/15	4,039
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	1,000	5.000	11/01/18	1,156
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,500	5.000	11/15/18	2,895
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	1,066
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,175	5.000	05/01/21	2,610
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,180	5.000	11/01/21	2,630
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,101
New York City Water & Sewer System Revenue Bonds(µ)(ae)	375	5.000	12/15/14	377
New York City Water & Sewer System Revenue Bonds(µ)	490	5.000	06/15/21	493
New York Liberty Development Corp. Revenue Bonds(Å)	4,000	5.150	11/15/34	4,069
New York State Dormitory Authority Revenue Bonds	3,415	5.000	07/01/16	3,592
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	1,953
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,184
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,165
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	216
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,784
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	876
New York State Dormitory Authority Revenue Bonds	6,700	5.000	12/15/23	8,198
New York State Dormitory Authority Revenue Bonds	700	5.000	07/01/24	834
New York State Dormitory Authority Revenue Bonds	6,790	5.000	07/01/26	8,069
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,915
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	878
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,839
New York State Thruway Authority Revenue Bonds	2,300	5.000	03/15/19	2,676
New York State Thruway Authority Revenue Bonds	12,485	5.000	05/01/19	14,451
New York State Thruway Authority Revenue Bonds	3,480	5.000	03/15/27	4,090

	See accompanying notes which are an integral part of the financial statements.
			Russell Tax Exempt Bond Fund 509

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New York State Urban Development Corp. Revenue Bonds	2,500	5.000	03/15/17	2,762
State of New York General Obligation Unlimited	2,000	5.000	12/15/21	2,439
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,073
Triborough Bridge & Tunnel Authority Revenue Bonds(µ)	1,000	5.500	11/15/20	1,220
Triborough Bridge & Tunnel Authority Revenue Bonds(Ê)	900	5.000	11/15/38	943
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,170
Westchester County Local Development Corp. Revenue Bonds	1,350	5.000	05/01/34	1,479
				135,085
North Carolina - 0.7%
North Carolina Capital Facilities Finance Agency Revenue Bonds	750	5.000	04/01/19	862
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	684
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	2,997
State of North Carolina Revenue Bonds	1,660	5.000	05/01/16	1,773
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,165
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,353
				8,834
North Dakota - 0.2%
Burleigh County Health Care Revenue Bonds	460	5.000	07/01/29	507
City of Williston North Dakota Revenue Bonds(µ)	1,425	4.000	11/01/20	1,510
County of Burleigh North Dakota Revenue Bonds	500	5.000	07/01/31	548
				2,565
Ohio - 5.3%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,700	5.125	06/01/24	2,249
Buckeye Tobacco Settlement Financing Authority Revenue Bonds	2,400	5.875	06/01/30	1,967
City of Akron Ohio Revenue Bonds	1,000	5.000	12/01/24	1,188
City of Cincinnati Ohio General Obligation Unlimited	1,815	5.000	12/01/30	2,095
City of Cincinnati Ohio General Obligation Unlimited	800	5.000	12/01/31	921
County of Hamilton Ohio Revenue Bonds	2,065	5.250	06/01/32	2,302
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,328
Cuyahoga County Ohio Certificates of Participation	14,065	5.000	12/01/27	16,301
Cuyahoga County Ohio Certificates of Participation	1,990	5.000	12/01/28	2,294
Kent State University Revenue Bonds(µ)	2,000	5.000	05/01/16	2,136
Lakewood City School District General Obligation	260	5.000	11/01/29	301
Lakewood City School District General Obligation	875	5.000	11/01/30	1,010
Lakewood City School District General Obligation	1,000	5.000	11/01/34	1,139
Ohio State Water Development Authority Revenue Bonds	3,845	5.250	06/01/16	4,140
Ohio State Water Development Authority Revenue Bonds	6,085	5.000	06/01/21	7,367
Ohio State Water Development Authority Revenue Bonds	5,000	5.000	12/01/21	6,091
State of Ohio Revenue Bonds	4,105	5.000	06/15/16	4,410
State of Ohio Revenue Bonds	3,500	5.000	12/15/22	4,197
State of Ohio Revenue Bonds	2,815	5.000	12/15/23	3,343
Toledo-Lucas County Port Authority Revenue Bonds	1,965	5.000	07/01/29	2,118
				66,897
Oklahoma - 0.1%
Oklahoma County Finance Authority Revenue Bonds	1,000	5.000	09/01/21	1,139

Oregon - 0.6%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,295
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds	650	5.000	10/01/19	697
Morrow County School District No. 1 General Obligation Unlimited(µ)	1,955	5.500	06/15/21	2,423
State of Oregon Department of Transportation Revenue Bonds	2,000	5.250	11/15/14	2,004
				7,419
Pennsylvania - 5.5%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,167
Allegheny County Industrial Development Authority Revenue Bonds	920	6.500	05/01/17	995
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,264
Berks County Vocational Technical School Authority Revenue Bonds(µ)	1,260	5.000	06/01/15	1,283
Bethlehem Authority Revenue Bonds	1,000	4.000	11/15/16	1,063
Bethlehem Authority Revenue Bonds	1,000	5.000	11/15/17	1,113
City of Philadelphia Pennsylvania General Obligation Unlimited(µ)	1,000	5.000	08/01/24	1,123
City of Philadelphia Pennsylvania General Obligation Unlimited	3,210	5.250	07/15/27	3,681

See accompanying notes which are an integral part of the financial statements.
510 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Commonwealth of Pennsylvania General Obligation Unlimited	3,870	5.000	04/01/16	4,123
Commonwealth of Pennsylvania General Obligation Unlimited(µ)	1,300	5.375	07/01/17	1,462
County of Allegheny Pennsylvania General Obligation Unlimited(µ)	1,000	5.000	10/01/15	1,043
Dallas PENN Area Municipal Authority University Revenue Bonds	430	4.000	05/01/18	463
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	665	5.000	11/01/25	754
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	970	5.000	11/01/26	1,093
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,120	5.000	11/01/27	1,259
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,140	5.000	11/01/28	1,279
Delaware County Vocational & Technical School Authority Revenue Bonds(µ)	1,500	5.250	11/01/33	1,694
Indiana County Hospital Authority Revenue Bonds	550	5.500	06/01/29	614
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,080
North Penn Water Authority Revenue Bonds	1,190	5.000	11/01/30	1,368
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,600	5.000	07/01/16	2,800
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,000	5.000	07/01/18	1,149
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,270	5.000	01/01/22	2,520
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,000	5.000	07/01/22	2,145
Pennsylvania Economic Development Financing Authority Revenue Bonds	4,460	5.000	01/01/23	4,693
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	09/01/17	1,122
Pennsylvania Higher Educational Facilities Authority Revenue Bonds(µ)	3,000	5.000	06/15/20	3,077
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,125	6.000	07/01/21	1,292
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,253
Pennsylvania Intergovernmental Cooperation Authority Special Tax	1,000	5.000	06/15/17	1,114
Pennsylvania State Public School Building Authority Revenue Bonds	1,000	5.000	06/15/28	1,139
Pennsylvania State Public School Building Authority Revenue Bonds	1,000	5.000	06/15/29	1,135
Philadelphia Authority for Industrial Development Revenue Bonds	1,000	5.875	06/15/22	1,051
Philadelphia Authority for Industrial Development Revenue Bonds(µ)(Ê)	1,000	0.060	03/01/27	1,000
Philadelphia Authority for Industrial Development Revenue Bonds	2,000	8.000	01/01/33	2,147
State Public School Building Authority Revenue Bonds	2,000	5.000	04/01/20	2,304
State Public School Building Authority Revenue Bonds	3,030	5.000	04/01/25	3,464
State Public School Building Authority Revenue Bonds	3,000	5.000	04/01/32	3,333
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue
Bonds	1,000	5.500	09/15/21	1,183
				68,842
Puerto Rico - 3.2%
Commonwealth of Puerto Rico General Obligation Unlimited(ae)	620	5.250	07/01/16	670
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	4,420	5.500	07/01/20	4,602
Commonwealth of Puerto Rico General Obligation Unlimited(µ)	450	5.250	07/01/27	452
Commonwealth of Puerto Rico General Obligation Unlimited	2,000	5.000	07/01/35	1,973
Government Development Bank for Puerto Rico Revenue Bonds(µ)	2,830	4.750	12/01/15	2,891
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Bonds	250	5.000	07/01/15	254
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Bonds	1,825	5.000	07/01/28	1,832
Puerto Rico Commonwealth General Obligation Unlimited	735	6.000	07/01/16	770
Puerto Rico Commonwealth General Obligation Unlimited	1,380	5.500	07/01/21	1,436
Puerto Rico Convention Center District Authority Revenue Bonds	1,400	5.000	07/01/18	1,413
Puerto Rico Electric Power Authority Revenue Bonds	5,000	5.500	07/01/15	5,093
Puerto Rico Electric Power Authority Revenue Bonds(µ)	2,105	5.500	07/01/16	2,172
Puerto Rico Electric Power Authority Revenue Bonds(µ)	215	4.000	07/01/23	209
Puerto Rico Electric Power Authority Revenue Bonds(µ)	1,350	5.000	07/01/26	1,349
Puerto Rico Electric Power Authority Revenue Bonds(µ)	205	4.375	07/01/30	191
Puerto Rico Highways & Transportation Authority Revenue Bonds	300	4.125	07/01/18	297
Puerto Rico Highways & Transportation Authority Revenue Bonds	55	5.500	07/01/19	57
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	950	5.500	07/01/22	989
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	135	5.000	07/01/27	134
Puerto Rico Highways & Transportation Authority Revenue Bonds(µ)	500	5.500	07/01/28	524
Puerto Rico Highways & Transportation Authority Revenue Bonds	360	5.500	07/01/29	344
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	188
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	1,982
Puerto Rico Infrastructure Finance Authority Revenue Bonds(µ)	625	5.500	07/01/17	634
Puerto Rico Infrastructure Finance Authority Revenue Bonds	2,225	5.500	07/01/27	2,160
Puerto Rico Municipal Finance Agency General Obligation Unlimited(µ)	3,050	5.000	08/01/27	3,057
Puerto Rico Municipal Finance Agency Revenue Bonds(µ)	115	5.250	08/01/22	116

	See accompanying notes which are an integral part of the financial statements.
			Russell Tax Exempt Bond Fund 511

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
Puerto Rico Public Buildings Authority Revenue Bonds(µ)	3,130	5.500	07/01/16	3,190
Puerto Rico Public Buildings Authority Revenue Bonds	1,000	5.500	07/01/17	1,009
University of Puerto Rico Revenue Bonds	100	5.000	06/01/23	97
				40,085
Rhode Island - 0.1%
Rhode Island Health & Educational Building Corp. Revenue Bonds	1,500	5.000	09/01/22	1,827

South Carolina - 0.7%
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,162
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,092
Spartanburg Regional Health Services Bonds	5,560	5.000	04/15/32	6,226
				8,480
Tennessee - 0.7%
Chattanooga Health Educational & Housing Facility Board Revenue Bonds	1,800	5.000	10/01/25	1,817
Chattanooga Industrial Development Board Revenue Bonds(µ)	4,000	5.000	10/01/30	4,284
City of Memphis Tennessee Electric System Revenue Bonds	1,135	5.000	12/01/15	1,194
Shelby County Health Educational & Housing Facilities Board Revenue Bonds(µ)(Ê)	1,400	0.050	06/01/42	1,400
				8,695
Texas - 9.1%
Arlington Texas Higher Education Finance Corp. Revenue Bonds	200	5.875	03/01/24	212
Arlington Texas Higher Education Finance Corp. Revenue Bonds	1,000	5.000	08/15/26	1,204
Arlington Texas Higher Education Finance Corp. Revenue Bonds	525	6.625	03/01/29	549
Canadian River Municipal Water Authority Corp. Revenue Bonds(µ)	800	5.000	02/15/17	843
Canadian River Municipal Water Authority Corp. Revenue Bonds(µ)	415	5.000	02/15/18	436
City of Austin Texas Water & Wastewater System Revenue Bonds(µ)	1,000	5.250	11/15/14	1,002
City of Beaumont Texas Waterworks & Sewer System Revenue Bonds	425	4.000	09/01/18	470
City of Bryan Texas Electric System Revenue Bonds	1,000	5.000	07/01/15	1,031
City of Corpus Christi Texas Utility System Revenue Bonds	1,660	5.000	07/15/22	1,960
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,475
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,669
City of Houston Texas Airport System Revenue Bonds	900	5.000	07/01/29	1,035
City of Houston Texas General Obligation Limited	1,375	5.250	03/01/28	1,543
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,183
City of Lubbock Texas General Obligation Limited	5,000	5.000	02/15/19	5,810
City of San Antonio Texas Water System Revenue Bonds	2,250	5.000	05/15/24	2,655
City Public Service Board of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,135
Clifton Higher Education Finance Corp. Revenue Bonds	425	3.000	08/15/17	452
Clifton Higher Education Finance Corp. Revenue Bonds	400	4.000	08/15/18	444
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,276
County of Fort Bend Texas General Obligation Limited(µ)	1,000	5.000	03/01/16	1,062
County of Travis Texas General Obligation Limited	1,000	5.000	03/01/15	1,016
Dallas/Fort Worth International Airport Revenue Bonds	280	5.000	11/01/22	303
Dallas/Fort Worth International Airport Revenue Bonds	200	5.000	11/01/23	217
Dallas/Fort Worth International Airport Revenue Bonds	250	5.000	11/01/24	270
Dallas/Fort Worth International Airport Revenue Bonds	1,700	5.000	11/01/26	1,961
Dallas/Fort Worth International Airport Revenue Bonds	1,000	5.250	11/01/28	1,179
Dallas/Fort Worth International Airport Revenue Bonds	2,000	5.250	11/01/29	2,349
Dallas/Fort Worth International Airport Revenue Bonds	1,825	5.000	11/01/30	2,069
Dallas/Fort Worth International Airport Revenue Bonds	1,500	5.250	11/01/30	1,758
Dallas-Fort Worth International Airport Revenue Bonds	3,395	5.000	11/01/27	3,937
Decatur Hospital Authority Revenue Bonds	1,250	5.250	09/01/29	1,361
Goose Creek Consolidated Independent School District General Obligation Unlimited	915	5.000	02/15/24	1,071
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	822
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds	1,385	6.375	01/01/33	1,574
Houston Independent School District General Obligation Limited	1,250	4.000	02/15/16	1,309
Karnes County Hospital District Revenue Bonds	1,100	4.000	02/01/19	1,176
Karnes County Hospital District Revenue Bonds	2,020	5.000	02/01/29	2,214
Lower Colorado River Authority Revenue Bonds	5	5.000	05/15/16	5
Lower Colorado River Authority Revenue Bonds	3,585	5.500	05/15/31	4,226
New Hope Cultural Education Facilities Corp. Revenue Bonds	565	5.000	04/01/21	633
New Hope Cultural Education Facilities Corp. Revenue Bonds	450	5.000	04/01/22	505

See accompanying notes which are an integral part of the financial statements.
512 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal			Fair
	Amount ($)	Rate	Date of	Value
	or Shares	%	Maturity	$
New Hope Cultural Education Facilities Corp. Revenue Bonds	500	5.000	04/01/29	546
New Hope Cultural Education Facilities Corp. Revenue Bonds	180	4.625	04/01/23	196
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,084
North Texas Tollway Authority Revenue Bonds(Ê)	1,235	5.750	01/01/38	1,307
Reagan Hospital District County of Reagan General Obligation Bonds	860	2.500	02/01/19	874
Reagan Hospital District County of Reagan General Obligation Bonds	910	3.250	02/01/21	940
Reagan Hospital District County of Reagan General Obligation Bonds	485	3.750	02/01/23	511
Reagan Hospital District County of Reagan General Obligation Bonds	500	5.000	02/01/29	538
Reagan Hospital District County of Reagan General Obligation Bonds	3,000	5.000	02/01/34	3,154
State of Texas General Obligation Unlimited	2,910	5.000	04/01/22	3,548
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,632
Texas A&M University Revenue Bonds	1,000	5.000	05/15/15	1,026
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	900	5.000	12/15/24	1,022
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds	3,515	5.000	12/15/27	3,890
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds	4,700	6.250	12/15/26	5,799
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,758
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,538
Texas Public Finance Authority Revenue Bonds	10,560	5.000	01/01/17	11,587
Texas Public Finance Authority Revenue Bonds	10,985	4.000	07/01/17	11,826
Texas Transportation Commission State Highway Fund Revenue Bonds(ae)	2,500	5.000	04/01/16	2,667
West Harris County Regional Water Authority Revenue Bonds	250	4.000	12/15/17	275
				114,119
Utah - 0.5%
County of Salt Lake Reseach Facility Authority Revenue Bonds	2,000	5.000	12/01/33	2,141
Intermountain Power Agency Revenue Bonds	2,000	5.000	07/01/16	2,151
Utah State Charter School Finance Authority Revenue Bonds	465	5.250	10/15/28	543
Utah State Charter School Finance Authority Revenue Bonds	1,215	5.000	10/15/33	1,367
				6,202
Virgin Islands - 1.4%
Virgin Islands Public Finance Authority Revenue Bonds	5,000	5.000	10/01/18	5,575
Virgin Islands Public Finance Authority Revenue Bonds	1,000	4.000	10/01/22	1,079
Virgin Islands Public Finance Authority Revenue Bonds	7,400	5.000	10/01/29	8,293
Virgin Islands Public Finance Authority Revenue Bonds	670	5.250	10/01/29	750
Virgin Islands Public Finance Authority Revenue Bonds	2,110	6.750	10/01/37	2,429
				18,126
Virginia - 1.0%
Bon Secours Health System, Inc. Obligated Group Revenue Bonds	1,400	5.000	11/01/30	1,565
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	721
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,142
County of Fairfax Virginia General Obligation Unlimited	3,000	5.000	04/01/18	3,426
Virginia College Building Authority Revenue Bonds	2,350	5.000	02/01/22	2,844
Virginia Commonwealth Transportation Board Revenue Bonds	1,950	5.000	03/15/18	2,218
Virginia Public School Authority Revenue Bonds	1,000	5.000	08/01/17	1,118
				13,034
Washington - 3.2%
County of King Washington Sewer Revenue Revenue Bonds	3,085	5.000	01/01/28	3,618
Energy Northwest Revenue Bonds	2,500	5.000	07/01/15	2,580
Energy Northwest Revenue Bonds	1,000	7.125	07/01/16	1,112
Energy Northwest Revenue Bonds	2,000	5.000	07/01/19	2,351
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds	1,060	3.750	09/01/19	1,096
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds	1,000	4.500	09/01/22	1,065
King County School District No. 405 Bellevue General Obligation Unlimited(µ)	1,000	5.000	12/01/14	1,004
Mason County School District No. 309 Shelton General Obligation Unlimited(µ)	1,115	5.000	12/01/18	1,255
Pierce County School District No. 3 Puyallup General Obligation Unlimited(µ)(ae)	1,000	5.000	12/01/15	1,051
Port of Seattle Washington Revenue Bonds	1,000	5.000	06/01/22	1,156
Snohomish County School District No. 15 Edmonds General Obligation Unlimited(µ)(ae)	2,000	5.000	06/01/16	2,145
State of Washington General Obligation Unlimited	10,445	5.000	07/01/17	11,657
State of Washington Revenue Bonds	8,000	5.000	09/01/20	9,501
Washington Health Care Facilities Authority Revenue Bonds	270	5.000	03/01/18	302
Washington State Health Care Facilities Authority Revenue Bonds	700	5.000	07/01/30	801
				40,694

See accompanying notes which are an integral part of the financial statements.
			Russell Tax Exempt Bond Fund 513

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal				Fair
	Amount ($)		Rate	Date of	Value
	or Shares		%	Maturity	$
West Virginia - 0.2%
Mason County Pollution Control Revenue Bonds	1,000		1.625	10/01/22	1,004
West Virginia University Revenue Bonds	1,350		5.000	10/01/21	1,620
					2,624
Wisconsin - 1.7%
City of Marshfield Wisconsin Electric System Revenue Bonds	4,000		5.500	12/01/30	4,587
State of Wisconsin General Obligation	4,250		5.000	11/01/20	5,104
Wisconsin Department of Transportation Revenue Bonds(µ)	1,500		5.000	07/01/19	1,760
Wisconsin Department of Transportation Revenue Bonds	5,950		5.000	07/01/22	7,249
Wisconsin Public Finance Authority Revenue Bonds	1,250		5.125	11/15/29	1,256
Wisconsin School Districts Temporary Borrowing Program Revenue Notes	2,000		1.000	10/09/15	2,015
					21,971
Wyoming - 0.3%
County of Laramie Wyoming Revenue Bonds	1,000		4.000	05/01/22	1,064
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/16	1,075
County of Sweetwater Wyoming Revenue Bonds	1,000		5.000	12/15/18	1,090
					3,229
Total Municipal Bonds (cost $1,154,027)					1,203,584

Short-Term Investments - 3.7%
Russell U.S. Cash Management Fund	46,061,499	(8)			46,061
Total Short-Term Investments (cost $46,061)					46,061

Total Investments 99.3% (identified cost $1,200,088)					1,249,645
Other Assets and Liabilities, Net - 0.7%					8,964
Net Assets - 100.0%					1,258,609

See accompanying notes which are an integral part of the financial statements.

514 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

				Principal		Cost per	Cost	Fair Value
% of Net Assets			Acquisition	Amount ($)		Unit	(000)	(000)
Securities			Date	or shares		$	$	$
0.3%
New York Liberty Development Corp. Revenue Bonds			10/29/14	4,000,000		100.00	4,000	4,069
								4,069
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Presentation of Portfolio Holdings

Amount in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2	Level 3		Total	% of Net Assets
Municipal Bonds
Alabama		$—	$15,972		$—	$15,972		1.3
Alaska		—	1,180		—	1,180		0.1
Arizona		—	25,530		—	25,530		2.0
California		—	102,556		—	102,556		8.1
Colorado		—	26,325		—	26,325		2.1
Connecticut		—	33,473		—	33,473		2.7
Delaware		—	2,463		—	2,463		0.2
District of Columbia		—	1,709		—	1,709		0.1
Florida		—	98,767		—	98,767		7.8
Georgia		—	28,425		—	28,425		2.3
Guam		—	10,794		—	10,794		0.9
Hawaii		—	4,652		—	4,652		0.4
Idaho		—	6,319		—	6,319		0.5
Illinois		—	67,137		—	67,137		5.3
Indiana		—	5,648		—	5,648		0.5
Iowa		—	6,422		—	6,422		0.5
Kansas		—	4,781		—	4,781		0.4
Louisiana		—	16,949		—	16,949		1.4
Maryland		—	5,553		—	5,553		0.4
Massachusetts		—	10,316		—	10,316		0.8
Michigan		—	33,024		—	33,024		2.6
Minnesota		—	19,285		—	19,285		1.5
Mississippi		—	3,916		—	3,916		0.3
Missouri		—	14,703		—	14,703		1.2
Nebraska		—	7,790		—	7,790		0.6
Nevada		—	18,387		—	18,387		1.5
New Jersey		—	58,285		—	58,285		4.6
New Mexico		—	3,356		—	3,356		0.3
New York		—	135,085		—	135,085		10.7
North Carolina		—	8,834		—	8,834		0.7
North Dakota		—	2,565		—	2,565		0.2
Ohio		—	66,897		—	66,897		5.3
Oklahoma		—	1,139		—	1,139		0.1
Oregon		—	7,419		—	7,419		0.6
Pennsylvania		—	68,842		—	68,842		5.5
Puerto Rico		—	40,085		—	40,085		3.2
Rhode Island		—	1,827		—	1,827		0.1
South Carolina		—	8,480		—	8,480		0.7
Tennessee		—	8,695		—	8,695		0.7
Texas		—	114,119		—	114,119		9.1
Utah		—	6,202		—	6,202		0.5
Virgin Islands		—	18,126		—	18,126		1.4
Virginia		—	13,034		—	13,034		1.0
Washington		—	40,694		—	40,694		3.2
West Virginia		—	2,624		—	2,624		0.2
Wisconsin		—	21,971		—	21,971		1.7
Wyoming		—	3,229		—	3,229		0.3
Short-Term Investments		—	46,061		—	46,061		3.7
Total Investments		$—	$1,249,645		$—	$1,249,645		99.3
Other Assets and Liabilities, Net								0.7
								100.0

			See accompanying notes which are an integral part of the financial statements.

						Russell Tax Exempt Bond Fund 515

Russell Investment Company
Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings
Amount in thousands
Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

516 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,200,088
Investments, at fair value(>)	1,249,645
Receivables:
Dividends and interest	16,920
Dividends from affiliated Russell funds	4
Investments sold	4,286
Fund shares sold	3,321
Prepaid expenses	3
Total assets	1,274,179

Liabilities
Payables:
Investments purchased	14,501
Fund shares redeemed	428
Accrued fees to affiliates	564
Other accrued expenses	77
Total liabilities	15,570

Net Assets	$1,258,609

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 517

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,462
Accumulated net realized gain (loss)	(2,718)
Unrealized appreciation (depreciation) on investments	49,557
Shares of beneficial interest	543
Additional paid-in capital	1,208,765
Net Assets	$1,258,609
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.27
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$24.18
Class A — Net assets	$17,406,089
Class A — Shares outstanding ($.01 par value)	748,016
Net asset value per share: Class C(#)	$23.14
Class C — Net assets	$26,956,228
Class C — Shares outstanding ($.01 par value)	1,164,772
Net asset value per share: Class E(#)	$23.23
Class E — Net assets	$60,439,426
Class E — Shares outstanding ($.01 par value)	2,602,134
Net asset value per share: Class S(#)	$23.19
Class S — Net assets	$ 1,153,807,238
Class S — Shares outstanding ($.01 par value)	49,754,939
Amounts in thousands
(>) Investments in Affiliates, Russell U.S. Cash Management Fund	$46,061
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

518 Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$56
Interest	31,558
Total investment income	31,614

Expenses
Advisory fees	3,152
Administrative fees	500
Custodian fees	133
Distribution fees - Class A	39
Distribution fees - Class C	202
Transfer agent fees - Class A	31
Transfer agent fees - Class C	54
Transfer agent fees - Class E	111
Transfer agent fees - Class S	1,905
Professional fees	71
Registration fees	119
Shareholder servicing fees - Class C	67
Shareholder servicing fees - Class E	139
Trustees’ fees	24
Printing fees	26
Miscellaneous	52
Expenses before reductions	6,625
Expense reductions	(561)
Net expenses	6,064
Net investment income (loss)	25,550

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(1,752)
Net change in unrealized appreciation (depreciation) on investments	31,378
Net realized and unrealized gain (loss)	29,626
Net Increase (Decrease) in Net Assets from Operations	$55,176

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 519

Russell Investment Company

Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,550	$17,301
Net realized gain (loss)	(1,752)	152
Net change in unrealized appreciation (depreciation)	31,378	(21,953)
Net increase (decrease) in net assets from operations	55,176	(4,500)

Distributions
From net investment income
Class A	(334)	(334)
Class C	(385)	(394)
Class E	(1,199)	(861)
Class S	(22,836)	(15,465)
Net decrease in net assets from distributions	(24,754)	(17,054)

Share Transactions*
Net increase (decrease) in net assets from share transactions	349,263	202,161
Total Net Increase (Decrease) in Net Assets	379,685	180,607

Net Assets
Beginning of period	878,924	698,317
End of period	$1,258,609	$878,924
Undistributed (overdistributed) net investment income included in net assets	$2,462	$1,667

See accompanying notes which are an integral part of the financial statements.

520 Russell Tax Exempt Bond Fund

Russell Investment Company Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	301	$6,894	431	$9,915
Proceeds from reinvestment of distributions	14	330	15	331
Payments for shares redeemed	(312)	(7,098)	(331)	(7,553)
Net increase (decrease)	3	126	115	2,693
Class C
Proceeds from shares sold	361	8,250	482	11,070
Proceeds from reinvestment of distributions	17	375	17	383
Payments for shares redeemed	(464)	(10,554)	(617)	(14,009)
Net increase (decrease)	(86)	(1,929)	(118)	(2,556)
Class E
Proceeds from shares sold	681	15,554	886	20,198
Proceeds from reinvestment of distributions	52	1,172	37	835
Payments for shares redeemed	(393)	(8,939)	(344)	(7,841)
Net increase (decrease)	340	7,787	579	13,192
Class S
Proceeds from shares sold	22,545	514,118	16,258	370,892
Proceeds from reinvestment of distributions	988	22,507	667	15,203
Payments for shares redeemed	(8,498)	(193,346)	(8,674)	(197,263)
Net increase (decrease)	15,035	343,279	8,251	188,832
Total increase (decrease)	15,292	$349,263	8,827	$202,161

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 521

Russell Investment Company

Russell Tax Exempt Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Total Distributions
Class A
October 31, 2014	22.62	.50	.64	1.14	(.49)	(.49)
October 31, 2013	23.24	.45	(.63)	(.18)	(.44)	(.44)
October 31, 2012	22.48	.52	.79	1.31	(.55)	(.55)
October 31, 2011	22.64	.62	(.16)	.46	(.62)	(.62)
October 31, 2010(1)	22.31	.27	.29	.56	(.23)	(.23)

Class C
October 31, 2014	22.50	.34	.62	.96	(.32)	(.32)
October 31, 2013	23.11	.28	(.61)	(.33)	(.28)	(.28)
October 31, 2012	22.36	.37	.77	1.14	(.39)	(.39)
October 31, 2011	22.53	.47	(.18)	.29	(.46)	(.46)
October 31, 2010	21.87	.51	.66	1.17	(.51)	(.51)

Class E
October 31, 2014	22.58	.51	.64	1.15	(.50)	(.50)
October 31, 2013	23.19	.45	(.61)	(.16)	(.45)	(.45)
October 31, 2012	22.44	.54	.76	1.30	(.55)	(.55)
October 31, 2011	22.61	.63	(.17)	.46	(.63)	(.63)
October 31, 2010	21.94	.68	.67	1.35	(.68)	(.68)

Class S
October 31, 2014	22.55	.56	.63	1.19	(.55)	(.55)
October 31, 2013	23.16	.51	(.61)	(.10)	(.51)	(.51)
October 31, 2012	22.41	.60	.76	1.36	(.61)	(.61)
October 31, 2011	22.57	.69	(.16)	.53	(.69)	(.69)
October 31, 2010	21.91	.73	.66	1.39	(.73)	(.73)

See accompanying notes which are an integral part of the financial statements.

522 Russell Tax Exempt Bond Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

23.27	5.09	17,406.84		.82	2.18	15
22.62	(.77)	16,851.84		.82	1.95	23
23.24	5.89	14,649.84		.83	2.28	29
22.48	2.11	2,918.83		.83	2.80	29
22.64	2.51	1,791.85		.85	2.85	24

23.14	4.32	26,956	1.59	1.53	1.47	15
22.50	(1.44)	28,147	1.59	1.53	1.24	23
23.11	5.12	31,628	1.58	1.54	1.62	29
22.36	1.35	22,694	1.59	1.54	2.12	29
22.53	5.43	28,301	1.59	1.51	2.31	24

23.23	5.14	60,440.84		.78	2.22	15
22.58	(.68)	51,073.84		.78	1.99	23
23.19	5.87	39,034.83		.79	2.37	29
22.44	2.12	29,512.84		.79	2.86	29
22.61	6.25	33,042.84		.76	3.05	24

23.19	5.37	1,153,807.59		.53	2.47	15
22.55	(.44)	782,853.59		.53	2.24	23
23.16	6.14	613,006.58		.54	2.63	29
22.41	2.43	540,458.59		.54	3.11	29
22.57	6.47	492,584.59		.51	3.30	24

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund 523

Russell Investment Company Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Commodity Strategies Fund - Class A‡			Russell Commodity Strategies Fund - Class S
	Total			Total
	Return			Return
1 Year	(13.88)%		1 Year	(8.57)%
Inception*	(3.67	)%§	Inception*	(2.14	)%§

Russell Commodity Strategies Fund - Class C			Russell Commodity Strategies Fund - Class Y
	Total			Total
	Return			Return
1 Year	(9.39)%		1 Year	(8.31)%
Inception*	(3.11	)%§	Inception*	(1.97	)%§

Russell Commodity Strategies Fund - Class E			Bloomberg Commodity Index**
	Total			Total
	Return			Return
1 Year	(8.74)%		1 Year	(5.94)%
Inception*	(2.40	)%§	Inception*	(1.44	)%§

524 Russell Commodity Strategies Fund

Russell Investment Company Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) employs	as the magnitude of the overhang in global supplies became more
a multi-manager approach whereby portions of the Fund	apparent. Agriculture was another sector where developments
are allocated to different money managers. Fund assets not	on the supply side drove prices lower and generated losses for
allocated to money managers are managed by Russell Investment	the benchmark and Fund. Record harvest predictions for corn
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	and soybeans were the important stories for these commodities
may change the allocation of the Fund’s assets among money	during the third quarter of 2014 and prices declined to multi-
managers at any time. An exemptive order from the Securities	year lows. The industrial metals sector was one of the bright spots
and Exchange Commission (“SEC”) permits RIMCo to engage	during the year, owing positive performance to supply shortages
or terminate a money manager at any time, subject to approval	in the case of nickel, as well as decent Chinese demand for other
by the Fund’s Board, without a shareholder vote. Pursuant to the	base metals. Precious metals were volatile during the year but
terms of the exemptive order, the Fund is required to notify its	ultimately ended lower as a strong U.S. dollar and expectations
shareholders within 90 days of when a money manager begins	for higher real rates in the U.S. weighed on gold prices.
providing services. As of October 31, 2014, the Fund had three
money managers.	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
What is the Fund’s investment objective?	relative performance?
The Fund seeks to provide long term total return.	CoreCommodity	Management, LLC	(“CoreCommodity”)

How did the Fund perform relative to its benchmark for the	outperformed the	Fund’s benchmark	for the fiscal year.
fiscal year ended October 31, 2014?	CoreCommodity generated excess returns relative to the
benchmark through its quantitative and qualitative approach to
For the fiscal year ended October 31, 2014, the Fund’s Class A,	contract selection. CoreCommodity concentrated active positions
Class C, Class E, Class S, and Class Y Shares lost 8.62%, 9.39%,	primarily in the agriculture and energy space, where opportunities
8.74%, 8.57% and 8.31%, respectively. This is compared to the	for spread volatility were most abundant. A deferred position
Fund’s benchmark, the Bloomberg Commodity Index, which lost	in the natural gas markets in January detracted heavily from
5.94% during the same period. The Fund’s performance includes	benchmark-relative returns as spot prices and spreads rallied
operating expenses, whereas index returns are unmanaged and do	sharply due to the extreme cold weather event experienced during
not include expenses of any kind.	the month. CoreCommodity was able to make up these losses
For the fiscal year ended October 31, 2014, the Morningstar®	through successful trading in WTI crude oil and lean hogs during
Commodities Broad Basket, a group of funds that Morningstar	the year.
considers to have investment strategies similar to those of the	Credit Suisse Asset Management, LLC (“Credit Suisse”)
Fund, lost 7.63%. This result serves as a peer comparison and is	outperformed the Fund’s benchmark for the fiscal year. Credit
expressed net of operating expenses.	Suisse was successful in adding value through contract selection
How did the market conditions described in the Market	over the course of the year, primarily by tactically buying deferred
Summary report affect the Fund’s performance?	commodity contracts within the energy and agriculture sectors.
Commodity markets experienced another difficult year for	Credit Suisse continues to serve as a solid core strategy in the
the period ending October 31, 2014. The various sectors that	Fund, deploying active strategies with lower benchmark-relative
comprise the Bloomberg Commodity Index were each influenced	volatility when compared with the other strategies in the Fund.
by a diverse set of supply side stories and an overall global	Goldman Sachs	Asset Management, L.P. (“GSAM”)
demand environment that had very few bullish developments.	underperformed the Fund’s benchmark for the fiscal year.
Industrial metals and livestock were the only sectors that posted	GSAM lost value during the period due primarily to positions
gains during the year while energy, precious metals and many	in the energy space. GSAM relies on proprietary fundamental
agricultural commodities declined. Supply-side developments	research to take directional positions in individual commodities
were the key drivers for most commodity prices during the period.	and sectors. GSAM’s overweight to energy commodities such as
Energy markets started 2014 on a strong note, with natural gas	crude oil and unleaded gasoline were additive during the second
rallying sharply in January on the back of unseasonably cold	quarter of 2014, but these same positions detracted significantly
weather, only to have many of these gains retracted as supplies	during the third quarter as energy markets sharply declined.
were quickly rebuilt during the summer months. Crude oil was	Underweight positions in agriculture markets and an out-of-
generally well supported during the first three quarters of the fiscal	benchmark position in palladium were able to offset some of these
year period, but prices fell sharply during the third quarter of 2014	losses during the period, but GSAM ultimately finished as the
Fund’s worst performing manager.

Russell Commodity Strategies Fund 525

Russell Investment Company Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

RIMCo manages the portion of the Fund’s assets that RIMCo	Describe any changes to the Fund’s structure or the money
determines not to allocate to the money managers. Assets not	manager line-up.
allocated to managers include the Fund’s liquidity reserves and	As discussed above, in April of 2014, RIMCo implemented the
assets which may be managed directly by RIMCo to modify the	total return swap with Cargill Incorporated at a 15% allocation
Fund’s overall portfolio characteristics to seek to achieve the	in the Fund.
desired risk/return profile for the Fund.
Strategies employed by RIMCo in the Fund include an allocation to	Money Managers as of October 31,
a RIMCo-developed backwardation strategy and, as of April 2014,	2014	Styles
implementation of a total return swap with Cargill Incorporated.	CoreCommodity Management, LLC	Fully Active Commodity
	Credit Suisse Asset Management, LLC	Enhanced Index
RIMCo’s backwardation strategy seeks to achieve excess return	Goldman Sachs Asset Management, L.P.	Fully Active Commodity
through the use of a quantitative model that selects and weights	The views expressed in this report reflect those of the portfolio
exposure to individual commodities based upon their relative	managers only through the end of the period covered by
attractiveness. The total return swap strategy seeks to exploit the	the report. These views do not necessarily represent the
grains and livestock trading expertise of global food giant Cargill	views of RIMCo, or any other person in RIMCo or any other
Incorporated. The backwardation strategy underperformed the	affiliated organization. These views are subject to change
Fund’s benchmark over the period due to persistent overweights	at any time based upon market conditions or other events,
to energy commodities, which declined in value during the third	and RIMCo disclaims any responsibility to update the views
quarter of 2014. The total return swap strategy outperformed	contained herein. These views should not be relied on as
the Fund’s benchmark since its inclusion in the Fund in April	investment advice and, because investment decisions for
2014. This strategy added value primarily through underweight	a Russell Investment Company (“RIC”) Fund are based on
positions in grains markets. The swap also provided exposure	numerous factors, should not be relied on as an indication
to out-of-benchmark commodities such as palm oil, rapeseed	of investment decisions of any RIC Fund.
and milling wheat, several of which were additive to the swap’s performance since inception.

* Assumes initial investment on June 30, 2010.

**	The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

526 Russell Commodity Strategies Fund

Russell Investment Company Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$856.30	$1,017.74
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$6.92	$7.53

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.48%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$853.00	$1,013.91
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$10.46	$11.37
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.24%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$856.20	$1,017.69
	Expenses Paid During Period*	$6.97	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Commodity Strategies Fund 527

Russell Investment Company Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$857.10	$1,018.95
Expenses Paid During Period*	$5.80	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$857.80	$1,019.91
Expenses Paid During Period*	$4.92	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

528 Russell Commodity Strategies Fund

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)

	Principal		Fair
	Amount ($)		Value
	or Shares		$
Short-Term Investments - 94.8%
Russell U.S. Cash Management Fund	662,115,878	(8)	662,116
United States Treasury Bills
Zero coupon due 11/20/14	37,000		37,000
Zero coupon due 03/05/15	70,000		69,990
United States Treasury Notes
0.250% due 01/31/15	227,000		227,089
Total Short-Term Investments
(cost $996,222)			996,195

Total Investments 94.8%
(identified cost $996,222)			996,195

Other Assets and Liabilities,
Net - 5.2%			54,483

Net Assets - 100.0%			1,050,678

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 529

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Index Swap Contracts (*)
Amounts in thousands
Fund Receives		Notional		Termination	Fair Value
Underlying Security	Counterparty	Amount		Date	$
Bloomberg Aluminum Subindex	Merrill Lynch	USD	2,438	04/02/15	(1)
Bloomberg Aluminum Subindex	Merrill Lynch	USD	2,535	04/02/15	(1)
Bloomberg Aluminum Subindex	Merrill Lynch	USD	3,014	04/02/15	(1)
Bloomberg Aluminum Subindex	Merrill Lynch	USD	1,259	04/02/15	—
Bloomberg Coffee Subindex	Merrill Lynch	USD	2,343	04/02/15	(1)
Bloomberg Coffee Subindex	Merrill Lynch	USD	801	04/02/15	—
Bloomberg Coffee Subindex	Merrill Lynch	USD	696	04/02/15	—
Bloomberg Coffee Subindex	UBS	USD	1,161	02/25/15	—
Bloomberg Coffee Subindex	UBS	USD	1,205	02/25/15	—
Bloomberg Commodity Index 2 Month Forward Total
Return	BNP Paribas	USD	18,293	11/25/14	(211)
Bloomberg Commodity Index 2 Month Forward Total
Return	Morgan Stanley	USD	46,121	11/25/14	(532)
Bloomberg Commodity Index 2 Month Forward Total
Return	Societe Generale	USD	40,611	11/25/14	(468)
Bloomberg Commodity Index 2 Month Forward Total
Return	UBS	USD	26,199	11/25/14	(302)
Bloomberg Commodity Index	Merrill Lynch	USD	14,710	03/02/15	(2)
Bloomberg Commodity Index	UBS	USD	81,695	03/04/15	(10)
Bloomberg Commodity Index	UBS	USD	59,208	03/04/15	(7)
Bloomberg Commodity Index	UBS	USD	6,163	03/04/15	(1)
Bloomberg Commodity Index	UBS	USD	4,788	03/04/15	(1)
Bloomberg Commodity Index Total Return	BNP Paribas	USD	35,225	11/25/14	(398)
Bloomberg Commodity Index Total Return	Morgan Stanley	USD	6,576	11/25/14	(74)
Bloomberg Commodity Index Total Return	Societe Generale	USD	14,043	11/25/14	(159)
Bloomberg Commodity Index Total Return	UBS	USD	21,337	11/25/14	(241)
Bloomberg Copper Subindex	Merrill Lynch	USD	1,326	04/02/15	—
Bloomberg Copper Subindex	Merrill Lynch	USD	1,496	04/02/15	—
Bloomberg Copper Subindex	Merrill Lynch	USD	2,835	04/02/15	—
Bloomberg Copper Subindex	Merrill Lynch	USD	1,972	04/02/15	—
Bloomberg Copper Subindex	UBS	USD	2,203	08/13/15	—
Bloomberg Cotton Subindex	Merrill Lynch	USD	758	04/02/15	—
Bloomberg Cotton Subindex	Merrill Lynch	USD	1,242	04/02/15	—
Bloomberg Gold Subindex	Merrill Lynch	USD	3,901	03/16/15	(1)
Bloomberg Gold Subindex	Merrill Lynch	USD	4,513	03/16/15	(1)
Bloomberg Gold Subindex	Merrill Lynch	USD	746	03/16/15	—
Bloomberg Gold Subindex	Merrill Lynch	USD	1,041	03/16/15	—
Bloomberg Heating Oil Subindex	Merrill Lynch	USD	2,002	01/14/15	—
Bloomberg Heating Oil Subindex	Merrill Lynch	USD	3,314	01/14/15	(1)
Bloomberg Kansas Wheat Subindex	Merrill Lynch	USD	701	04/02/15	—
Bloomberg Kansas Wheat Subindex	Merrill Lynch	USD	1,146	04/02/15	—
Bloomberg Lean Hogs Subindex	Merrill Lynch	USD	859	04/02/15	—
Bloomberg Lean Hogs Subindex	Merrill Lynch	USD	1,280	04/02/15	—
Bloomberg Lean Hogs Subindex	UBS	USD	1,207	03/11/15	—
Bloomberg Live Cattle Subindex	Merrill Lynch	USD	807	04/02/15	—
Bloomberg Live Cattle Subindex	Merrill Lynch	USD	1,103	04/02/15	—
Bloomberg Live Cattle Subindex	Merrill Lynch	USD	2,263	04/02/15	(1)
Bloomberg Live Cattle Subindex	Merrill Lynch	USD	2,607	04/02/15	(1)
Bloomberg Natural Gas Subindex	Merrill Lynch	USD	1,940	04/02/15	—
Bloomberg Natural Gas Subindex	Merrill Lynch	USD	1,984	04/02/15	—
Bloomberg Natural Gas Subindex	Merrill Lynch	USD	1,171	04/02/15	—
Bloomberg Natural Gas Subindex	Merrill Lynch	USD	978	04/02/15	—
Bloomberg Natural Gas Subindex	UBS	USD	3,819	02/20/15	(1)
Bloomberg Nickel Subindex	Merrill Lynch	USD	3,140	01/14/15	(1)
Bloomberg Nickel Subindex	Merrill Lynch	USD	1,968	01/14/15	—
Bloomberg Platinum Subindex	Merrill Lynch	USD	1,776	04/02/15	—
Bloomberg Platinum Subindex	Merrill Lynch	USD	843	04/02/15	—
Bloomberg Platinum Subindex	Merrill Lynch	USD	587	04/02/15	—
Bloomberg Platinum Subindex	Merrill Lynch	USD	7,471	04/02/15	(1)
Bloomberg Platinum Subindex	Merrill Lynch	USD	701	04/02/15	—
Bloomberg Soybean Oil Subindex	Merrill Lynch	USD	1,029	04/02/15	—
Bloomberg Soybean Oil Subindex	Merrill Lynch	USD	1,378	04/02/15	—
Bloomberg Soybean Oil Subindex	Merrill Lynch	USD	1,352	04/02/15	—
Bloomberg Soybeans Subindex	Merrill Lynch	USD	2,428	04/02/15	—
Bloomberg Soybeans Subindex	Merrill Lynch	USD	884	04/02/15	—
Bloomberg Soybeans Subindex	UBS	USD	3,914	07/23/15	—
Bloomberg SoyMeal Subindex	Merrill Lynch	USD	1,362	04/02/15	—
Bloomberg SoyMeal Subindex	Merrill Lynch	USD	827	04/02/15	—
Bloomberg SoyMeal Subindex	UBS	USD	859	09/21/15	—

See accompanying notes which are an integral part of the financial statements.

530 Russell Commodity Strategies Fund

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Index Swap Contracts (*)
Amounts in thousands
Fund Receives		Notional		Termination	Fair Value
Underlying Security	Counterparty	Amount		Date	$
Bloomberg Sugar Subindex	Merrill Lynch	USD	1,376	04/02/15	—
Bloomberg Sugar Subindex	Merrill Lynch	USD	1,317	04/02/15	—
Bloomberg Sugar Subindex	Merrill Lynch	USD	3,149	04/02/15	—
Bloomberg Sugar Subindex	UBS	USD	820	02/25/15	—
Bloomberg Unleaded Gasoline Subindex	Merrill Lynch	USD	973	04/02/15	—
Bloomberg Unleaded Gasoline Subindex	Merrill Lynch	USD	1,851	04/02/15	—
Bloomberg Unleaded Gasoline Subindex	UBS	USD	2,094	03/27/15	—
Bloomberg WTI Crude Oil Subindex 6 Month Forward	UBS	USD	8,506	08/27/15	(2)
Bloomberg WTI Crude Oil Subindex 6 Month Forward	UBS	USD	4,730	08/27/15	(1)
Bloomberg Zinc Subindex	Merrill Lynch	USD	506	03/30/15	—
Bloomberg Zinc Subindex	Merrill Lynch	USD	2,939	03/30/15	(1)
Bloomberg Zinc Subindex	Merrill Lynch	USD	178	03/30/15	—
Bloomberg Zinc Subindex	Merrill Lynch	USD	465	03/30/15	—
Bloomberg Zinc Subindex	UBS	USD	2,008	08/13/15	—
BNP Strategy RL Commodity Index(#)	BNP Paribas	USD	47,633	11/28/14	—
Cargill Pro-Alpha Index(##)	Cargill	USD	160,727	03/31/15	—
Macquarie Commodity Customized Product(###)	Macquarie	USD	36,788	11/25/14	(411)
Merrill Lynch Commodity Index eXtra	Merrill Lynch	USD	24,336	11/25/14	(256)
Merrill Lynch Commodity Index eXtra Brent Annual
Excess Return	Merrill Lynch	USD	8,119	04/02/15	(2)
Merrill Lynch Commodity Index eXtra Brent Annual
Excess Return	Merrill Lynch	USD	8,968	04/02/15	(2)
Merrill Lynch Commodities Index eXtra (Palladium)
Excess Return	Merrill Lynch	USD	4,352	04/02/15	(1)
Merrill Lynch Commodities Index eXtra (Palladium)
Excess Return	Merrill Lynch	USD	2,399	04/02/15	(1)
Merrill Lynch Commodities Index eXtra (Palladium)
Excess Return	Merrill Lynch	USD	4,640	04/02/15	(1)
Merrill Lynch Commodities Index eXtra (Palladium)
Excess Return	Merrill Lynch	USD	7,592	04/02/15	(1)
Russell CoreCommodity Diversified I Index(####)	Newedge	USD	168,654	09/09/31	(331)
S&P GSCI Aluminum Index Excess Return	Merrill Lynch	USD	180	01/14/15	—
S&P GSCI Aluminum Index Excess Return	Merrill Lynch	USD	751	01/14/15	—
S&P GSCI Coffee Index Excess Return	Merrill Lynch	USD	292	04/02/15	—
S&P GSCI Copper Index Excess Return	Merrill Lynch	USD	192	01/14/15	—
S&P GSCI Copper Index Excess Return	Merrill Lynch	USD	471	01/14/15	—
S&P GSCI Cotton Index Excess Return	Merrill Lynch	USD	339	04/02/15	—
S&P GSCI Feeder Cattle Index Excess Return	Merrill Lynch	USD	390	04/02/15	—
S&P GSCI GasOil Index Excess Return	Merrill Lynch	USD	2,830	01/14/15	(1)
S&P GSCI Heating Oil Index Excess Return	Merrill Lynch	USD	422	01/14/15	—
S&P GSCI Heating Oil Index Excess Return	Merrill Lynch	USD	1,773	01/14/15	—
S&P GSCI Index Excess Return	UBS	USD	1,459	03/04/15	—
S&P GSCI Index Excess Return	UBS	USD	1,145	03/04/15	—
S&P GSCI Index Excess Return	UBS	USD	37,289	03/04/15	(5)
S&P GSCI Lead Index Excess Return	Merrill Lynch	USD	171	01/14/15	—
S&P GSCI Lean Hogs Index Excess Return	Merrill Lynch	USD	794	04/02/15	—
S&P GSCI Live Cattle Index Excess Return	Merrill Lynch	USD	691	04/02/15	—
S&P GSCI Live Cattle Index Excess Return	Merrill Lynch	USD	884	04/02/15	—
S&P GSCI Nickel Index Excess Return	Merrill Lynch	USD	227	01/14/15	—
S&P GSCI Palladium Index Excess Return	Merrill Lynch	USD	2,397	01/14/15	(1)
S&P GSCI Palladium Index Excess Return	Merrill Lynch	USD	808	01/14/15	—
S&P GSCI Palladium Index Excess Return	Merrill Lynch	USD	378	01/14/15	—
S&P GSCI Platinum Index Excess Return	Merrill Lynch	USD	1,908	01/14/15	—
S&P GSCI Soybeans Index Excess Return	UBS	USD	796	07/23/15	—
S&P GSCI Sugar Index Excess Return	Merrill Lynch	USD	572	01/14/15	—
S&P GSCI Unleaded Gasoline Index Excess Return	Merrill Lynch	USD	1,976	01/14/15	—
S&P GSCI Zinc Index Excess Return	Merrill Lynch	USD	620	01/14/15	—
WTI Excess Return Index	Merrill Lynch	USD	8,921	04/02/15	(2)
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)					(3,437)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The fixed fees embedded in the total return swaps held as of October 31, 2014 ranged from 0.00% to 0.35%. The floating rate fees were all based on the 3-month Treasury Bill rate plus a fee ranging from 0.138% to 0.296%. Some total return swaps may also have performance based fees embedded in the value of the swap. For the period ended October 31, 2014, total performance based fees were $8,121.

	See accompanying notes which are an integral part of the financial statements.

			Russell Commodity Strategies Fund 531

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands
			Fair Value
Portfolio Summary	Level 1		Level 2	Level 3		Total	% of Net Assets
Short-Term Investments		—	996,195		—	996,195	94.8
Total Investments		—	996,195		—	996,195	94.8
Other Assets and Liabilities, Net							5.2
							100.0
Other Financial Instruments
Index Swap Contracts		—	(3,437)		—	(3,437)	(0.3)
Total Other Financial Instruments*		$—	$(3,437)		$—	$(3,437)

*    Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

532 Russell Commodity Strategies Fund

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Index swap contracts, at fair value	$3,437
Commodity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$452
Index swap contracts	(86,199)
Total	$(85,747)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,127)
Index swap contracts	4,876
Total	$3,749

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 533

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Index Swap Contracts	Index swap contracts, at fair value	$3,437	$	— $	3,437
Total	$3,437	$	— $	3,437

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

BNP Paribas	$608	$	— $	608	$—
Macquarie	411		—	411	—
Merrill Lynch	283		—	283	—
Morgan Stanley	606		—	606	—
Newedge	330		—	—	330
Societe Generale	626		—	626	—
UBS	573		—	573	—
Total	$3,437	$	— $	3,107	$330

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

534 Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$996,222
Investments, at fair value(>)	996,195
Cash	2,222
Cash (restricted)(a)	81,926
Receivables:
Dividends and interest	142
Dividends from affiliated Russell funds	55
Investments sold	2,420
Fund shares sold	1,896
Total assets	1,084,856

Liabilities
Payables:
Due to broker (b)	3,130
Investments purchased	25,686
Fund shares redeemed	731
Accrued fees to affiliates	990
Other accrued expenses	204
Index swap contracts, at fair value(8)	3,437
Total liabilities	34,178

Net Assets	$1,050,678

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned         subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 535

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(8,713)
Accumulated net realized gain (loss)	97
Unrealized appreciation (depreciation) on:
Investments	(27)
Index swap contracts	(3,437)
Shares of beneficial interest	1,365
Additional paid-in capital	1,061,393
Net Assets	$1,050,678
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$7.64
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$8.11
Class A — Net assets	$11,211,877
Class A — Shares outstanding ($.01 par value)	1,468,106
Net asset value per share: Class C(#)	$7.44
Class C — Net assets	$8,453,912
Class C — Shares outstanding ($.01 par value)	1,136,747
Net asset value per share: Class E(#)	$7.63
Class E — Net assets	$17,427,681
Class E — Shares outstanding ($.01 par value)	2,283,691
Net asset value per share: Class S(#)	$7.69
Class S — Net assets	$793,988,632
Class S — Shares outstanding ($.01 par value)	103,232,118
Net asset value per share: Class Y(#)	$7.73
Class Y — Net assets	$219,595,682
Class Y — Shares outstanding ($.01 par value)	28,398,997
Amounts in thousands
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$662,116
(8) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Swaps	$81,926
(b) Due to Broker for Swaps	$3,130
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†) The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

536 Russell Commodity Strategies Fund

Russell Investment Company Russell Commodity Strategies Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$17
Dividends from affiliated Russell funds	627
Interest	573
Total investment income	1,217

Expenses
Advisory fees	17,340
Administrative fees	666
Custodian fees	477
Distribution fees - Class A	45
Distribution fees - Class C	78
Transfer agent fees - Class A	36
Transfer agent fees - Class C	21
Transfer agent fees - Class E	38
Transfer agent fees - Class S	1,700
Transfer agent fees - Class Y	12
Professional fees	202
Registration fees	107
Shareholder servicing fees - Class C	26
Shareholder servicing fees - Class E	47
Trustees’ fees	28
Printing fees	162
Miscellaneous	107
Expenses before reductions	21,092
Expense reductions	(6,604)
Net expenses	14,488
Net investment income (loss)	(13,271)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	336
Futures contracts	452
Index swap contracts	(86,199)
Net realized gain (loss)	(85,411)
Net change in unrealized appreciation (depreciation) on:
Investments	(252)
Futures contracts	(1,127)
Index swap contracts	4,876
Net change in unrealized appreciation (depreciation)	3,497
Net realized and unrealized gain (loss)	(81,914)
Net Increase (Decrease) in Net Assets from Operations	$(95,185)

(†) The Statement of Operations is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 537

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(13,271)	$(13,466)
Net realized gain (loss)	(85,411)	(160,443)
Net change in unrealized appreciation (depreciation)	3,497	15,500
Net increase (decrease) in net assets from operations	(95,185)	(158,409)

Distributions
From net investment income
Class A	(—)**	—
Class C	(—)**	—
Class E	(—)**	—
Class S	(—)**	—
Class Y	(—)**	—
From net realized gain
Class A	(1)	—
Class C	(1)	—
Class E	(1)	—
Class S	(39)	—
Class Y	(17)	—
Net decrease in net assets from distributions	(59)	—

Share Transactions*
Net increase (decrease) in net assets from share transactions	(88,866)	132,698
Total Net Increase (Decrease) in Net Assets	(184,110)	(25,711)

Net Assets
Beginning of period	1,234,788	1,260,499
End of period	$1,050,678	$1,234,788
Undistributed (overdistributed) net investment income included in net assets	$(8,713)	$(8,582)

** Less than $500.
(†) The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund
Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

538 Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:
	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	656	$5,522	1,256	$11,085
Proceeds from reinvestment of distributions	—**	1	—	—
Payments for shares redeemed	(1,609)	(13,641)	(1,077)	(9,639)
Net increase (decrease)	(953)	(8,118)	179	1,446
Class C
Proceeds from shares sold	182	1,506	328	2,873
Proceeds from reinvestment of distributions	—**	1	—	—
Payments for shares redeemed	(440)	(3,618)	(435)	(3,801)
Net increase (decrease)	(258)	(2,111)	(107)	(928)
Class E
Proceeds from shares sold	461	3,809	964	8,478
Proceeds from reinvestment of distributions	—**	1	—	—
Payments for shares redeemed	(650)	(5,416)	(290)	(2,555)
Net increase (decrease)	(189)	(1,606)	674	5,923
Class S
Proceeds from shares sold	34,740	292,802	37,257	331,052
Proceeds from reinvestment of distributions	4	39	—	—
Payments for shares redeemed	(30,449)	(256,580)	(18,401)	(163,390)
Net increase (decrease)	4,295	36,261	18,856	167,662
Class Y
Proceeds from shares sold	2,572	21,636	7,404	66,756
Proceeds from reinvestment of distributions	2	17	—	—
Payments for shares redeemed	(15,938)	(134,945)	(12,351)	(108,161)
Net increase (decrease)	(13,364)	(113,292)	(4,947)	(41,405)
Total increase (decrease)	(10,469)	$(88,866)	14,655	$132,698

** Less than 500

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 539

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net	Return of
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
Class A
October 31, 2014	8.35	(.12)	(.59)	(.71)	—(f)	—(f)	—
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—	—
October 31, 2012	10.55	(.13)	(.53)	(.66)	(.15)	(.02)	(.22)
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	—(f)	—
October 31, 2010(2)	10.00	(.05)	1.70	1.65	—	—	—

Class C
October 31, 2014	8.20	(.18)	(.58)	(.76)	—(f)	—(f)	—
October 31, 2013	9.39	(.19)	(1.00)	(1.19)	—	—	—
October 31, 2012	10.45	(.20)	(.53)	(.73)	(.09)	(.02)	(.22)
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	—(f)	—
October 31, 2010(2)	10.00	(.08)	1.69	1.61	—	—	—

Class E
October 31, 2014	8.35	(.12)	(.60)	(.72)	—(f)	—(f)	—
October 31, 2013	9.50	(.12)	(1.03)	(1.15)	—	—	—
October 31, 2012	10.54	(.13)	(.52)	(.65)	(.15)	(.02)	(.22)
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	—(f)	—
October 31, 2010(2)	10.00	(.06)	1.70	1.64	—	—	—

Class S
October 31, 2014	8.40	(.10)	(.61)	(.71)	—(f)	—(f)	—
October 31, 2013	9.52	(.10)	(1.02)	(1.12)	—	—	—
October 31, 2012	10.58	(.11)	(.53)	(.64)	(.18)	(.02)	(.22)
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	—(f)	—
October 31, 2010(2)	10.00	(.04)	1.69	1.65	—	—	—

Class Y
October 31, 2014	8.42	(.08)	(.61)	(.69)	—(f)	—(f)	—
October 31, 2013	9.54	(.08)	(1.04)	(1.12)	—	—	—
October 31, 2012	10.59	(.09)	(.53)	(.62)	(.19)	(.02)	(.22)
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	—(f)	—
October 31, 2010(2)	10.00	(.04)	1.69	1.65	—	—	—

See accompanying notes which are an integral part of the financial statements.

540 Russell Commodity Strategies Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(d)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

—(f)	7.64	(8.50)	11,212	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,224	2.04	1.52	(1.37)	145
(.39)	9.50	(6.28)	21,301	2.08	1.55	(1.39)	60
(1.48)	10.55	2.85	21,609	1.78	1.48	(1.30)	123
—	11.65	16.50	5,144	1.91	1.41	(1.48)	11

—(f)	7.44	(9.26)	8,454	2.83	2.27	(2.16)	302
—	8.20	(12.67)	11,436	2.79	2.27	(2.12)	145
(.33)	9.39	(7.01)	14,104	2.83	2.30	(2.15)	60
(1.45)	10.45	2.07	14,748	2.53	2.23	(2.05)	123
—	11.61	16.10	3,323	2.66	2.16	(2.23)	11

—(f)	7.63	(8.62)	17,427	2.08	1.52	(1.41)	302
—	8.35	(12.11)	20,652	2.04	1.52	(1.36)	145
(.39)	9.50	(6.23)	17,078	2.08	1.54	(1.38)	60
(1.47)	10.54	2.81	14,850	1.78	1.48	(1.30)	123
—	11.64	16.40	14,962	1.90	1.41	(1.48)	11

—(f)	7.69	(8.45)	793,989	1.83	1.27	(1.16)	302
—	8.40	(11.76)	830,645	1.79	1.27	(1.12)	145
(.42)	9.52	(6.10)	762,582	1.83	1.30	(1.14)	60
(1.48)	10.58	3.15	690,537	1.53	1.23	(1.05)	123
—	11.65	16.50	428,347	1.66	1.16	(1.23)	11

—(f)	7.73	(8.19)	219,596	1.63	1.08	(.97)	302
—	8.42	(11.74)	351,831	1.60	1.08	(.93)	145
(.43)	9.54	(5.82)	445,434	1.65	1.11	(.95)	60
(1.49)	10.59	3.31	494,246	1.35	1.05	(.87)	123
—	11.65	16.50	545,188	1.48	.98	(1.05)	11

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund 541

Russell Investment Company Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Global Infrastructure Fund - Class A‡			Russell Global Infrastructure Fund - Class S
	Total			Total
	Return			Return
1 Year	6.46%		1 Year	13.11%
Inception*	9.54	%§	Inception*	11.41	%§

Russell Global Infrastructure Fund - Class C			Russell Global Infrastructure Fund - Class Y
	Total			Total
	Return			Return
1 Year	12.00%		1 Year	13.39%
Inception*	10.30	%§	Inception*	11.61	%§

Russell Global Infrastructure Fund - Class E			S&P Global Infrastructure Index Net (USD)SM**
	Total			Total
	Return			Return
1 Year	12.92%		1 Year	13.36%
Inception*	11.13	%§	Inception*	9.97	%§

542 Russell Global Infrastructure Fund

Russell Investment Company Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) employs	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed
a multi-manager approach whereby portions of the Fund	the Fund’s benchmark for the fiscal year. Cohen implements a
are allocated to different money managers. Fund assets not	“growth at a reasonable price” strategy incorporating both top-
allocated to money managers are managed by Russell Investment	down and bottom-up components. The key driver of Cohen’s
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	outperformance was out-of-benchmark exposure to several
may change the allocation of the Fund’s assets among money	North American pipeline master limited partnerships (“MLPs”).
managers at any time. An exemptive order from the Securities	Underweight positioning in European utilities also benefited
and Exchange Commission (“SEC”) permits RIMCo to engage	performance. An underweight to North American electric utilities
or terminate a money manager at any time, subject to approval	was a modest detractor from performance.
by the Fund’s Board, without a shareholder vote. Pursuant to the	Colonial First State Asset Management (Australia) Limited
terms of the exemptive order, the Fund is required to notify its	(“Colonial”) outperformed the Fund’s benchmark for the fiscal
shareholders within 90 days of when a money manager begins	year. Colonial utilizes a fundamental relative value strategy that
providing services. As of October 31, 2014, the Fund had four	features significant ex-benchmark exposure. Stock selection in
money managers.	the toll roads and multi-utilities sectors drove outperformance.
What is the Fund’s investment objective?	Also contributing were an underweight to the marine ports sector
The Fund seeks to provide long term growth of capital and current	and out-of-benchmark exposure to railroads. An underweight to
income.	the oil and gas pipeline sector was the most notable detractor from performance.
How did the Fund perform relative to its benchmark for the	Lazard Asset Management LLC (“Lazard”) was added to the Fund
fiscal year ended October 31, 2014?	in March 2014 and underperformed the Fund’s benchmark for
For the fiscal year ended October 31, 2014, the Fund’s Class A,	the period of the fiscal year in which it was a money manager for
Class C, Class E, Class S, and Class Y Shares gained 12.95%,	the Fund. Underperformance was driven by a concentrated out-
12.00%, 12.92%, 13.11% and 13.39%, respectively. This is	of-benchmark position in Vinci, a European construction and toll
compared to the Fund’s benchmark, the S&P Global Infrastructure	road company that sold off during the fiscal year. Lazard’s portfolio
Index (Net), which gained 13.36% during the same period. The	did not have any exposure to the oil and gas pipeline sector,
Fund’s performance includes operating expenses, whereas index	which was among the strongest areas of the listed infrastructure
returns are unmanaged and do not include expenses of any kind.	market. Positive contributors to performance included an out-of-
For the fiscal year ended October 31, 2014, the Morningstar®	benchmark position in railroads and stock selection within the
World Stock, a group of funds that Morningstar considers to have	multi-utilities sector.
investment strategies similar to those of the Fund, gained 6.85%.	Nuveen Asset Management, Inc. (“Nuveen”) outperformed the
This return serves as a peer comparison and is expressed net of	Fund’s benchmark for the fiscal year. Nuveen utilizes a bottom-up
operating expenses.	relative value strategy that features a high degree of turnover. The
How did the market conditions described in the Market	primary drivers of outperformance were an underweight to the
Summary report affect the Fund’s performance?	German integrated utilities and stock selection within the marine
ForthefiscalyearendedOctober31,2014,theglobalinfrastructure	ports and toll roads sectors. An underweight to North American
market, as measured by the S&P Global Infrastructure Index (Net),	electric utilities detracted from performance during the period.
delivered a 13.36% return. In contrast to the prior fiscal year,
cyclically sensitive user-demand stocks tended to underperform,	RIMCo manages the portion of the Fund’s assets that RIMCo
while more defensive, yield-oriented sectors outperformed. At	determines not to allocate to the money managers. Assets not
the sub-industry level, marine ports and airports were among the	allocated to managers include the Fund’s liquidity reserves and
biggest laggards, while pipelines and electric utilities were the	assets which may be managed directly by RIMCo to modify the
best performers. Toll roads and multi-utilities slightly lagged the	Fund’s overall portfolio characteristics to seek to achieve the
index. From a regional perspective, North America was the best	desired risk/return profile for the Fund.
performer, while emerging markets and AsiaPac ex-Japan trailed
the index.	RIMCo utilized a strategy during the period to implement sector tilting and modify the portfolio’s beta profile through the use/
How did the investment strategies and techniques employed	purchase of infrastructure stocks (beta is a measure of a portfolio’s
by the Fund and its money managers affect its benchmark-	volatility and its sensitivity to the direction of the market). The
relative performance?	strategy seeks to position the portfolio to meet RIMCo’s overall

Russell Global Infrastructure Fund 543

Russell Investment Company Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

preferred positioning objectives, while optimizing the portfolio	Money Managers as of October 31,
to minimize tracking error relative to the Fund’s money manager	2014	Styles
portfolios. The strategy outperformed relative to the Fund’s
	Cohen & Steers Capital Management, Inc	Public Market Equity
benchmark as a result of exposure to several out-of-benchmark	Colonial First State Asset Management
stocks in the environmental facilities and gas utilities sectors.	(Australia) Limited	Public Market Equity
During the fiscal year, the Fund used index futures contracts	Lazard Asset Management, LLC	Public Market Equity
to equitize the Fund’s cash. The use of these derivatives had	Nuveen Asset Management, LLC	Public Market Equity
a modestly positive impact on performance, as equity markets	The views expressed in this report reflect those of the portfolio
delivered positive returns ahead of cash.	managers only through the end of the period covered by
the report. These views do not necessarily represent the
Describe any changes to the Fund’s structure or the money	views of RIMCo, or any other person in RIMCo or any other
manager line-up.	affiliated organization. These views are subject to change
In March 2014, RIMCo hired Lazard Asset Management LLC as	at any time based upon market conditions or other events,
a money manager for the Fund. RIMCo’s rationale for adding	and RIMCo disclaims any responsibility to update the views
Lazard was three-pronged: improving Fund diversification;	contained herein. These views should not be relied on as
adding a best in class manager with a differentiated source of	investment advice and, because investment decisions for
potential return generation; and bringing the Fund more into line	a Russell Investment Company (“RIC”) Fund are based on
with RIMCo’s tactical preferred positioning.	numerous factors, should not be relied on as an indication
There were no other changes to the Fund’s structure or money	of investment decisions of any RIC Fund.
manager line up during the fiscal year.

*	Assumes initial investment on September 30, 2010.
**	The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure classes: utilities, transportation and energy.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

544 Russell Global Infrastructure Fund

Russell Investment Company Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,028.40	$1,017.80
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$7.52	$7.48

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.47%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,024.00	$1,014.01
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$11.33	$11.27
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 2.22%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,028.20	$1,017.80
	Expenses Paid During Period*	$7.51	$7.48

* Expenses are equal to the Fund's annualized expense ratio of 1.47%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Global Infrastructure Fund 545

Russell Investment Company Russell Global Infrastructure Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,029.60	$1,019.06
Expenses Paid During Period*	$6.24	$6.21

* Expenses are equal to the Fund's annualized expense ratio of 1.22%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,031.30	$1,019.96
Expenses Paid During Period*	$5.32	$5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

546 Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 96.0%			Enersis SA - ADR	159,913	2,525
Australia - 8.7%					7,423
AGL Energy, Ltd.	120,187	1,437
Asciano, Ltd.	2,953,108	16,294	China - 1.9%
Aurizon Holdings, Ltd.	864,010	3,558	COSCO Pacific, Ltd.	13,301,010	17,494
AusNet Services(Æ)	5,449,469	6,594	ENN Energy Holdings, Ltd.	436,351	2,830
DUET Group	5,639,266	12,208	Jiangsu Expressway Co., Ltd. Class H	6,707,945	7,491
Macquarie Atlas Roads Group	2,628,930	7,010	Kangda International Environmental Co.,
Spark Infrastructure Group	5,806,443	9,708	Ltd.(Æ)	1,918,970	886
Sydney Airport	1,600,091	6,210	Sinopec Kantons Holdings, Ltd.(Ñ)	2,141,348	1,778
Transurban Group - ADR(Æ)	12,790,732	91,510	Towngas China Co., Ltd.	3,007,345	3,157
		154,529			33,636

Austria - 0.4%			France - 9.2%
Flughafen Wien AG	82,859	7,605	Aeroports de Paris	163,001	19,274
			Eutelsat Communications SA(Ñ)	753,667	24,424
Belgium - 0.1%			GDF Suez	741,988	17,997
bpost SA	61,006	1,510	Groupe Eurotunnel SA	3,667,386	46,326
Elia System Operator SA	12,286	609	Rubis SCA	306,902	18,049
		2,119	Suez Environnement Co.	213,041	3,585
			Vinci SA	582,333	33,185
Bermuda - 0.1%					162,840
Beijing Enterprises Water Group, Ltd.	91,597	66
Brookfield Renewable Energy Partners,			Germany - 2.9%
LP	25,620	810	E.ON SE	1,459,968	25,120
		876	Fraport AG Frankfurt Airport Services
			Worldwide	384,997	23,795
Brazil - 1.5%			RWE AG	59,943	2,123
Alupar Investimento SA	156,915	1,152			51,038
CCR SA	975,017	7,260
Cia de Saneamento Basico do Estado de			Hong Kong - 3.0%
Sao Paulo - ADR(Æ)(Ñ)	1,100,108	8,537	APT Satellite Holdings, Ltd.(Æ)	668,123	972
CPFL Energias Renovaveis SA(Æ)	98,580	517	Beijing Enterprises Holdings, Ltd.	470,617	3,841
Light SA	265,830	2,183	China Everbright International, Ltd.	3,320,229	4,581
Ultrapar Participacoes SA	138,189	3,014	China Merchants Holdings International
Wilson Sons, Ltd. Class BDR	207,927	2,937	Co., Ltd.	10,415,571	32,905
		25,600	China Resources Power Holdings Co.,
			Ltd.	318,881	927
Canada - 8.4%			Hong Kong & China Gas Co., Ltd.	757,589	1,768
AltaGas, Ltd. - ADR(Ñ)	210,875	8,700	MTR Corp., Ltd.	184,303	751
Brookfield Infrastructure Partners, LP(Ñ)	100,773	4,090	Power Assets Holdings, Ltd.	692,042	6,680
Canadian Pacific Railway, Ltd.	8,461	1,760			52,425
Canadian Utilities, Ltd. Class A	38,893	1,345
Enbridge, Inc.	1,033,725	48,927	India - 0.2%
Gibson Energy, Inc.	109,067	3,172	GAIL India, Ltd. - GDR	30,698	1,627
Inter Pipeline, Ltd.(Ñ)	64,607	2,036	Power Grid Corp. of India, Ltd.	1,046,689	2,485
Keyera Corp.	27,744	2,207			4,112
Pembina Pipeline Corp.(Ñ)	377,740	15,672
Progressive Waste Solutions, Ltd.	51,041	1,492	Indonesia - 0.1%
TransAlta Renewables, Inc.	142,784	1,539	Jasa Marga Persero Tbk PT	1,591,323	836
TransCanada Corp.	977,500	48,180	Tower Bersama Infrastructure Tbk PT	2,208,044	1,626
Veresen, Inc.(Ñ)	39,294	617			2,462
Westshore Terminals Investment Corp.	298,536	9,099
		148,836	Italy - 8.0%
			ASTM SpA	132,264	1,589
Chile - 0.4%			Atlantia SpA	3,005,644	70,811
Aguas Andinas SA Class A	4,713,926	2,842	Ei Towers SpA(Æ)	30,080	1,508
Empresa Nacional de Electricidad SA			Enel SpA	1,792,629	9,143
- ADR	44,038	2,056	Hera SpA	3,879,559	10,209
			Snam Rete Gas SpA	4,186,345	22,611

			See accompanying notes which are an integral part of the financial statements.
			Russell Global Infrastructure Fund 547

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Societa Iniziative Autostradali e Servizi			Portugal - 0.2%
SpA	629,979	6,304	Energias de Portugal SA	450,028	1,935
Terna Rete Elettrica Nazionale SpA	3,856,090	19,416	REN - Redes Energeticas Nacionais
		141,591	SGPS SA	287,332	890
					2,825
Japan - 3.5%
Chubu Electric Power Co., Inc.	97,266	1,144	Singapore - 1.1%
East Japan Railway Co.	107,307	8,259	CitySpring Infrastructure Trust(Æ)	3,887,938	1,543
Japan Airport Terminal Co., Ltd.	95,571	3,676	ComfortDelGro Corp., Ltd.	1,121,047	2,304
Kamigumi Co., Ltd.	1,906,260	18,040	HanKore Environment Tech Group, Ltd.
Kansai Electric Power Co., Inc. (The)	89,900	872	(Æ)(Ñ)	1,400,118	943
Mitsubishi Logistics Corp.	48,745	722	Hutchison Port Holdings Trust Class U	14,275,698	9,636
Osaka Gas Co., Ltd.	476,021	1,869	Hyflux, Ltd.	566,494	445
Toho Gas Co., Ltd.	1,033,582	5,503	Keppel Infrastructure Trust(Æ)	868,188	710
Tokyo Gas Co., Ltd.	3,560,148	20,152	Parkway Life Real Estate Investment
West Japan Railway Co.	47,501	2,239	Trust(Æ)(ö)	1,164,709	2,167
		62,476	SATS, Ltd.	3,270	8
			Singapore Post, Ltd.	1,129,194	1,731
Luxembourg - 0.8%					19,487
SES SA	424,368	14,651
			South Korea - 0.1%
Malaysia - 0.4%			Korea Electric Power Corp.	19,770	859
Petronas Gas BHD	469,851	3,211	Macquarie Korea Infrastructure Fund	188,830	1,260
Westports Holdings BHD	4,519,719	4,122			2,119
		7,333
			Spain - 2.8%
Marshall Islands - 0.3%			Abertis Infraestructuras SA(Ñ)	1,396,456	29,058
Teekay Corp.	71,768	4,196	Enagas SA	74,264	2,490
VTTI Energy Partners, LP(Æ)(Ñ)	56,756	1,376	Ferrovial SA	265,544	5,417
		5,572	Iberdrola SA	1,582,680	11,188
			Red Electrica Corp. SA	8,488	741
Mexico - 1.4%					48,894
Grupo Aeroportuario del Centro Norte
Sab de CV - ADR(Æ)(Ñ)	27,387	1,084	Switzerland - 2.0%
Grupo Aeroportuario del Pacifico SAB de			Flughafen Zuerich AG	55,191	35,134
CV - ADR	104,692	7,135
Grupo Aeroportuario del Sureste SAB de			United Kingdom - 5.8%
CV - ADR	59,777	8,051	BBA Aviation PLC	2,735,226	15,476
Infraestructura Energetica Nova SAB			Inmarsat PLC	158,014	1,732
de CV	633,784	3,879	National Grid PLC	2,157,798	31,964
OHL Mexico SAB de CV(Æ)	297,599	838	National Grid PLC - ADR(Ñ)	161,719	12,030
Promotora y Operadora de			Pennon Group PLC	729,226	9,723
Infraestructura SAB de CV(Æ)	278,787	3,555	Scottish & Southern Energy PLC	1,078,410	27,585
		24,542	Severn Trent PLC Class H	36,748	1,173
			Shanks Group PLC	936,992	1,458
Netherlands - 0.8%			Transocean Partners LLC(Æ)(Ñ)	27,030	679
Koninklijke Vopak NV	297,542	14,900			101,820

New Zealand - 0.6%			United States - 30.8%
Auckland International Airport, Ltd.(Æ)	1,969,949	5,943	Access Midstream Partners, LP(Ñ)	33,631	2,095
Infratil, Ltd.	763,609	1,705	AES Corp.	966,996	13,606
Port of Tauranga, Ltd.(Ñ)	278,965	3,540	Alliant Energy Corp.	177,906	11,014
		11,188	American Tower Corp. Class A(ö)	153,376	14,954
			American Water Works Co., Inc.	86,864	4,636
Norway - 0.0%			Atmos Energy Corp.	187,510	9,938
Hafslund ASA Class B	69,785	523	California Water Service Group	169,282	4,406
Philippines - 0.5%			CenterPoint Energy, Inc.	150,160	3,686
International Container Terminal			Cheniere Energy, Inc.(Æ)	70,981	5,324
Services, Inc.	3,567,862	9,223	CMS Energy Corp.	212,648	6,947
			Cone Midstream Partners, LP(Æ)	76,876	2,326
			Connecticut Water Service, Inc.	59,036	2,194

See accompanying notes which are an integral part of the financial statements.
548 Russell Global Infrastructure Fund

Russell Investment Company Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value			Amount ($)		Value
	or Shares	$			or Shares		$
Corrections Corp. of America(ö)	64,736	2,381		Xcel Energy, Inc.	22,403		750
Covanta Holding Corp.	164,051	3,621					546,362
Crown Castle International Corp.(ö)	94,039	7,346
CSX Corp.	464,602	16,554		Total Common Stocks
Dominion Midstream Partners, LP(Æ)	54,307	1,621		(cost $1,507,065)			1,702,141
Dominion Resources, Inc.	353,650	25,215
DTE Energy Co.	42,500	3,492		Short-Term Investments - 3.2%
Duke Energy Corp.	290,922	23,899		United States - 3.2%
Edison International	43,018	2,692		Russell U.S. Cash Management Fund	55,724,286	(8)	55,724
Energy Transfer Equity, LP	62,631	3,655		Total Short-Term Investments
Enterprise Products Partners, LP(Ñ)	68,429	2,525		(cost $55,724)			55,724
Equities Midstream Partners, LP(Ñ)	60,699	5,377
Exelon Corp.	748,012	27,370		Other Securities - 6.7%
FirstEnergy Corp.	284,989	10,642		Russell U.S. Cash Collateral Fund(×)	118,375,715	(8)	118,376
Genesee & Wyoming, Inc. Class A(Æ)	13,481	1,297		Total Other Securities
Geo Group, Inc. (The)(ö)	5,142	205		(cost $118,376)			118,376
Great Plains Energy, Inc.	46,805	1,261
ITC Holdings Corp.	242,071	9,588		Total Investments 105.9%
Kinder Morgan, Inc.(Ñ)	495,552	19,178		(identified cost $1,681,165)			1,876,241
Kinder Morgan, Inc.(Æ)	35,991	3,424
Laclede Group, Inc. (The)	22,516	1,143		Other Assets and Liabilities, Net
Macquarie Infrastructure Co. LLC	6,431	461	-	(5.9%)			(103,732)
Magellan Midstream Partners, LP(Ñ)	24,243	1,985		Net Assets - 100.0%			1,772,509
MarkWest Energy Partners, LP	17,651	1,236
MPLX, LP(Ñ)	24,824	1,655
NextEra Energy, Inc.	319,213	31,992
NextEra Energy, Inc.(Æ)(Ñ)	34,818	1,273
NiSource, Inc.	288,659	12,141
Norfolk Southern Corp.	173,877	19,238
Northeast Utilities	149,445	7,375
NRG Yield, Inc. Class A	12,405	620
OGE Energy Corp.	92,592	3,453
Oiltanking Partners, LP	70,951	3,234
ONE Gas, Inc.	17,776	675
ONEOK, Inc.	154,775	9,122
PG&E Corp.	768,065	38,649
Plains GP Holdings, LP Class A(Ñ)	189,002	5,421
Portland General Electric Co.	56,152	2,045
PPL Corp.	679,551	23,778
Questar Corp.	197,925	4,772
SBA Communications Corp. Class A(Æ)	35,492	3,987
SemGroup Corp. Class A	108,459	8,324
Sempra Energy	149,804	16,478
Shell Midstream Partners, LP(Æ)	119,598	4,029
SJW Corp.	71,300	2,279
Southern Co.	86,635	4,016
SP Plus Corp.(Æ)	20,268	442
Spectra Energy Corp.	471,550	18,452
Summit Midstream Partners, LP	27,072	1,272
Tallgrass Energy Partners, LP(Ñ)	37,369	1,630
Targa Resources Corp.(Ñ)	18,342	2,359
Union Pacific Corp.	111,218	12,951
Unitil Corp.	23,121	806
Waste Connections, Inc.	128,243	6,399
Westar Energy, Inc. Class A	95,266	3,602
Western Gas Equity Partners, LP(Ñ)	25,775	1,591
Williams Cos., Inc. (The)	617,151	34,258

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
		Number of		Notional		Expiration	(Depreciation)
		Contracts		Amount		Date	$
Long Positions
CAC 40 Index Futures			88	EUR	3,723	11/14	182
DAX Index Futures			9	EUR	2,094	12/14	16
EURO STOXX 50 Index Futures			58	EUR	1,799	12/14	5
FTSE 100 Index Futures			37	GBP	2,407	12/14	(24)
Hang Seng Index Futures			26	HKD	31,126	11/14	93
IBEX 35 Index Futures			27	EUR	2,816	11/14	126
S&P E-Mini Utilities Select Sector Index Futures			242	USD	11,047	12/14	555
S&P Mid 500 E-Mini Index Futures			76	USD	7,643	12/14	235
S&P/TSX 60 Index Futures			35	CAD	5,935	12/14	(76)
SPI 200 Index Futures			42	AUD	5,794	12/14	122
TOPIX Index Futures			21	JPY	280,770	12/14	116
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							1,350

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
	Amount			Amount			(Depreciation)
Counterparty	Sold			Bought		Settlement Date	$
Bank of America	AUD	100		USD	90	12/17/14	3
Bank of America	CAD	200		USD	182	12/17/14	5
Bank of America	EUR	200		USD	253	12/17/14	2
Bank of America	EUR	300		USD	389	12/17/14	12
Bank of America	GBP	100		USD	163	12/17/14	3
Bank of America	HKD	1,000		USD	129	12/17/14	—
Bank of America	JPY	10,000		USD	94	12/17/14	5
Bank of America	JPY	10,000		USD	93	12/17/14	4
Bank of Montreal	AUD	500		USD	437	12/17/14	(1)
Bank of Montreal	CAD	500		USD	442	12/17/14	(1)
Bank of Montreal	EUR	800		USD	1,024	12/17/14	21
Bank of Montreal	GBP	200		USD	319	12/17/14	(1)
Bank of Montreal	HKD	1,500		USD	193	12/17/14	—
Bank of Montreal	JPY	10,000		USD	94	12/17/14	5
Bank of New York	USD	260		AUD	300	12/17/14	3
Bank of New York	USD	4,269		AUD	4,700	12/17/14	(145)
Bank of New York	USD	268		CAD	300	12/17/14	(3)
Bank of New York	USD	381		EUR	300	12/17/14	(5)
Bank of New York	USD	325		GBP	200	12/17/14	(5)
Bank of New York	USD	129		HKD	1,000	12/17/14	—
Bank of New York	USD	91		JPY	10,000	12/17/14	(2)
Bank of New York	AUD	150		USD	134	12/17/14	3
Bank of New York	CAD	150		USD	136	12/17/14	3
Bank of New York	EUR	300		USD	388	12/17/14	12
Bank of New York	EUR	600		USD	778	12/17/14	26
Bank of New York	GBP	100		USD	163	12/17/14	3
Bank of New York	HKD	1,000		USD	129	12/17/14	—
Bank of New York	HKD	2,000		USD	258	12/17/14	—
Bank of New York	JPY	10,000		USD	94	12/17/14	5
Barclays	AUD	100		USD	87	12/17/14	(1)
Barclays	CAD	100		USD	89	12/17/14	1
Barclays	GBP	100		USD	162	12/17/14	2
Barclays	JPY	10,000		USD	92	12/17/14	3
Brown Brothers Harriman	AUD	300		USD	264	12/17/14	1
Brown Brothers Harriman	CAD	300		USD	270	12/17/14	4
Brown Brothers Harriman	EUR	1,000		USD	1,286	12/17/14	33
Brown Brothers Harriman	GBP	200		USD	328	12/17/14	8
Brown Brothers Harriman	HKD	3,000		USD	387	12/17/14	—
Brown Brothers Harriman	JPY	20,000		USD	184	12/17/14	6
Citibank	USD	482		EUR	382	11/04/14	(3)
Citibank	AUD	350		USD	305	12/17/14	(2)
Citibank	CAD	163		USD	145	11/04/14	1
Citibank	CAD	150		USD	133	12/17/14	—
Citibank	EUR	350		USD	448	12/17/14	9

See accompanying notes which are an integral part of the financial statements.

550 Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount			Amount		(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
Citibank	GBP	461	USD	738	11/03/14	—
Citibank	GBP	60	USD	96	12/17/14	—
Citibank	HKD	2,000	USD	258	12/17/14	—
Citibank	JPY	20,000	USD	188	12/17/14	11
Commonwealth Bank of Australia	USD	4,140	EUR	3,207	12/17/14	(120)
Commonwealth Bank of Australia	USD	2,131	JPY	227,280	12/17/14	(106)
Credit Suisse	USD	176	EUR	139	11/03/14	(1)
Credit Suisse	USD	112	HKD	865	11/03/14	—
Credit Suisse	CAD	213	USD	190	11/03/14	1
Deutsche Bank	USD	262	AUD	300	12/17/14	1
Deutsche Bank	USD	438	AUD	500	12/17/14	1
Deutsche Bank	USD	267	CAD	300	12/17/14	(1)
Deutsche Bank	USD	442	CAD	500	12/17/14	1
Deutsche Bank	USD	1,025	EUR	800	12/17/14	(23)
Deutsche Bank	USD	1,273	EUR	1,000	12/17/14	(20)
Deutsche Bank	USD	322	GBP	200	12/17/14	(2)
Deutsche Bank	USD	323	GBP	200	12/17/14	(3)
Deutsche Bank	USD	129	HKD	1,000	12/17/14	—
Deutsche Bank	USD	387	HKD	3,000	12/17/14	—
Deutsche Bank	USD	94	JPY	10,000	12/17/14	(5)
Deutsche Bank	USD	281	JPY	30,000	12/17/14	(14)
Deutsche Bank	AUD	350	USD	307	12/17/14	—
Deutsche Bank	CAD	400	USD	357	12/17/14	2
Deutsche Bank	EUR	850	USD	1,075	12/17/14	10
Deutsche Bank	GBP	200	USD	320	12/17/14	—
Deutsche Bank	HKD	2,000	USD	258	12/17/14	—
Deutsche Bank	JPY	20,000	USD	184	12/17/14	6
Deutsche Bank	MXN	1,756	USD	130	11/03/14	—
HSBC	USD	4,141	EUR	3,207	12/17/14	(122)
HSBC	USD	1,618	HKD	12,538	12/17/14	(1)
JPMorgan Chase	USD	4,141	EUR	3,207	12/17/14	(121)
JPMorgan Chase	USD	3,581	GBP	2,222	12/17/14	(29)
JPMorgan Chase	USD	1,618	HKD	12,538	12/17/14	(1)
National Australia Bank	USD	2,544	HKD	19,728	11/03/14	—
National Australia Bank	HKD	8,375	USD	1,080	11/03/14	—
Northern Trust	AUD	100	USD	92	12/17/14	4
Northern Trust	AUD	700	USD	613	12/17/14	(1)
Northern Trust	CAD	100	USD	91	12/17/14	2
Northern Trust	CAD	600	USD	537	12/17/14	5
Northern Trust	EUR	300	USD	387	12/17/14	12
Northern Trust	EUR	1,000	USD	1,268	12/17/14	15
Northern Trust	GBP	100	USD	161	12/17/14	1
Northern Trust	GBP	300	USD	484	12/17/14	4
Northern Trust	HKD	1,000	USD	129	12/17/14	—
Northern Trust	HKD	3,000	USD	386	12/17/14	—
Northern Trust	JPY	10,000	USD	94	12/17/14	5
Northern Trust	JPY	20,000	USD	185	12/17/14	6
State Street	USD	5,758	AUD	6,544	11/06/14	1
State Street	USD	86	AUD	100	12/17/14	1
State Street	USD	87	AUD	100	12/17/14	—
State Street	USD	176	AUD	200	12/17/14	(1)
State Street	USD	177	AUD	200	12/17/14	(1)
State Street	USD	179	AUD	200	12/17/14	(4)
State Street	USD	261	AUD	300	12/17/14	2
State Street	USD	262	AUD	300	12/17/14	2
State Street	USD	350	AUD	400	12/17/14	1
State Street	USD	353	AUD	400	12/17/14	(2)
State Street	USD	629	AUD	700	12/17/14	(15)
State Street	USD	90	CAD	100	12/17/14	(2)
State Street	USD	179	CAD	200	12/17/14	(2)
State Street	USD	181	CAD	200	12/17/14	(3)
State Street	USD	267	CAD	300	12/17/14	(1)
State Street	USD	267	CAD	300	12/17/14	(1)
State Street	USD	268	CAD	300	12/17/14	(2)
State Street	USD	269	CAD	300	12/17/14	(3)
State Street	USD	444	CAD	500	12/17/14	(1)

		See accompanying notes which are an integral part of the financial statements.

					Russell Global Infrastructure Fund 551

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Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
	Amount			Amount		(Depreciation)
Counterparty	Sold			Bought	Settlement Date	$
State Street	USD	447	CAD	500	12/17/14	(4)
State Street	USD	720	CAD	800	12/17/14	(11)
State Street	USD	780	CHF	750	11/04/14	—
State Street	USD	104	EUR	83	11/04/14	—
State Street	USD	223	EUR	178	11/04/14	—
State Street	USD	3,271	EUR	2,617	11/04/14	7
State Street	USD	504	EUR	400	12/17/14	(3)
State Street	USD	518	EUR	400	12/17/14	(16)
State Street	USD	631	EUR	500	12/17/14	(4)
State Street	USD	633	EUR	500	12/17/14	(6)
State Street	USD	640	EUR	500	12/17/14	(13)
State Street	USD	759	EUR	600	12/17/14	(7)
State Street	USD	885	EUR	700	12/17/14	(7)
State Street	USD	1,015	EUR	800	12/17/14	(12)
State Street	USD	1,274	EUR	1,000	12/17/14	(19)
State Street	USD	1,685	EUR	1,300	12/17/14	(54)
State Street	USD	1,774	GBP	1,109	11/04/14	—
State Street	USD	160	GBP	100	12/17/14	—
State Street	USD	161	GBP	100	12/17/14	(1)
State Street	USD	161	GBP	100	12/17/14	(1)
State Street	USD	162	GBP	100	12/17/14	(2)
State Street	USD	162	GBP	100	12/17/14	(2)
State Street	USD	163	GBP	100	12/17/14	(3)
State Street	USD	321	GBP	200	12/17/14	(1)
State Street	USD	321	GBP	200	12/17/14	(2)
State Street	USD	323	GBP	200	12/17/14	(3)
State Street	USD	487	GBP	300	12/17/14	(8)
State Street	USD	4,066	HKD	31,529	11/04/14	—
State Street	USD	129	HKD	1,000	12/17/14	—
State Street	USD	129	HKD	1,000	12/17/14	—
State Street	USD	129	HKD	1,000	12/17/14	—
State Street	USD	129	HKD	1,000	12/17/14	—
State Street	USD	129	HKD	1,000	12/17/14	—
State Street	USD	258	HKD	2,000	12/17/14	—
State Street	USD	258	HKD	2,000	12/17/14	—
State Street	USD	387	HKD	3,000	12/17/14	—
State Street	USD	516	HKD	4,000	12/17/14	—
State Street	USD	504	IDR	6,109,332	11/03/14	1
State Street	USD	3,808	JPY	427,780	11/06/14	—
State Street	USD	91	JPY	10,000	12/17/14	(2)
State Street	USD	92	JPY	10,000	12/17/14	(2)
State Street	USD	92	JPY	10,000	12/17/14	(3)
State Street	USD	92	JPY	10,000	12/17/14	(3)
State Street	USD	93	JPY	10,000	12/17/14	(4)
State Street	USD	185	JPY	20,000	12/17/14	(7)
State Street	USD	187	JPY	20,000	12/17/14	(9)
State Street	USD	278	JPY	30,000	12/17/14	(11)
State Street	USD	280	JPY	30,000	12/17/14	(13)
State Street	USD	10	NOK	65	11/04/14	—
State Street	USD	409	NZD	525	11/05/14	—
State Street	USD	203	SGD	260	11/05/14	—
State Street	AUD	100	USD	87	12/17/14	(1)
State Street	AUD	100	USD	89	12/17/14	2
State Street	AUD	250	USD	227	12/17/14	8
State Street	AUD	1,000	USD	877	12/17/14	—
State Street	BRL	—	USD	—	11/03/14	—
State Street	BRL	93	USD	38	11/03/14	—
State Street	BRL	514	USD	210	11/03/14	2
State Street	BRL	1,768	USD	734	11/03/14	22
State Street	BRL	281	USD	113	11/04/14	—
State Street	CAD	7	USD	6	11/03/14	—
State Street	CAD	8	USD	7	11/03/14	—
State Street	CAD	14,000	USD	12,421	11/05/14	(1)
State Street	CAD	100	USD	91	12/17/14	2
State Street	CAD	150	USD	137	12/17/14	4
State Street	CAD	200	USD	182	12/17/14	5
State Street	CAD	200	USD	177	12/17/14	—
State Street	CAD	1,000	USD	886	12/17/14	—

See accompanying notes which are an integral part of the financial statements.

552 Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
State Street	EUR		1,297	USD	1,622	11/04/14	(4)
State Street	EUR		1,839	USD	2,299	11/04/14	(5)
State Street	EUR		2,513	USD	3,149	11/05/14	—
State Street	EUR		100	USD	129	12/17/14	4
State Street	EUR		200	USD	256	12/17/14	5
State Street	EUR		250	USD	321	12/17/14	8
State Street	EUR		800	USD	1,034	12/17/14	32
State Street	EUR		1,500	USD	1,880	12/17/14	(1)
State Street	GBP		60	USD	97	12/17/14	1
State Street	GBP		60	USD	98	12/17/14	2
State Street	GBP		100	USD	162	12/17/14	2
State Street	GBP		400	USD	640	12/17/14	—
State Street	HKD		488	USD	63	11/03/14	—
State Street	HKD		1,000	USD	129	12/17/14	—
State Street	HKD		4,000	USD	516	12/17/14	—
State Street	JPY		10,000	USD	94	12/17/14	5
State Street	JPY		10,000	USD	92	12/17/14	3
State Street	JPY		35,000	USD	312	12/17/14	—
State Street	MXN		1,842	USD	137	11/04/14	—
UBS	USD		4,422	CAD	4,866	12/17/14	(109)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(739)

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2	Level 3		Total	% of Net Assets
Common Stocks
Australia	$154,529		$—		$—	$154,529	8.7
Austria	7,605		—		—	7,605	0.4
Belgium	2,119		—		—	2,119	0.1
Bermuda	876		—		—	876	0.1
Brazil	25,600		—		—	25,600	1.5
Canada	148,836		—		—	148,836	8.4
Chile	7,423		—		—	7,423	0.4
China	33,636		—		—	33,636	1.9
France	162,840		—		—	162,840	9.2
Germany	51,038		—		—	51,038	2.9
Hong Kong	52,425		—		—	52,425	3.0
India	4,112		—		—	4,112	0.2
Indonesia	2,462		—		—	2,462	0.1
Italy	141,591		—		—	141,591	8.0
Japan	62,476		—		—	62,476	3.5
Luxembourg	14,651		—		—	14,651	0.8
Malaysia	7,333		—		—	7,333	0.4
Marshall Islands	5,572		—		—	5,572	0.3
Mexico	24,542		—		—	24,542	1.4
Netherlands	14,900		—		—	14,900	0.8
New Zealand	11,188		—		—	11,188	0.6
Norway	523		—		—	523	—*
Philippines	9,223		—		—	9,223	0.5
Portugal	2,825		—		—	2,825	0.2
Singapore	19,487		—		—	19,487	1.1
South Korea	2,119		—		—	2,119	0.1
Spain	48,894		—		—	48,894	2.8
Switzerland	35,134		—		—	35,134	2.0
United Kingdom	101,820		—		—	101,820	5.8
United States	546,362		—		—	546,362	30.8
Short-Term Investments	—		55,724		—	55,724	3.2
Other Securities	—		118,376		—	118,376	6.7
Total Investments	1,702,141		174,100		—	1,876,241	105.9
Other Assets and Liabilities, Net							(5.9)

			See accompanying notes which are an integral part of the financial statements.

						Russell Global Infrastructure Fund 553

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Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
					100.0
Other Financial Instruments
Futures Contracts	1,350	—	—	1,350	0.1
Foreign Currency Exchange Contracts	22	(761)	—	(739)	(—*)
Total Other Financial Instruments**	$1,372	$(761)	$—	$611
* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

554 Russell Global Infrastructure Fund

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Russell Global Infrastructure Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$392
Variation margin on futures contracts*	1,450	—
Total	$1,450	$392

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$100	$—
Unrealized depreciation on foreign currency exchange contracts	—	1,131
Total	$100	$1,131
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$5,987	$—
Foreign currency-related transactions**	—	(524)
Total	$5,987	$(524)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$514	$—
Foreign currency-related transactions***	—	(1,361)
Total	$514	$(1,361)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 555

Russell Investment Company Russell Global Infrastructure Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$112,761	$	— $	112,761
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	392	—	392
Futures Contracts	Variation margin on futures contracts	736	—	736
Total	$113,889	$	— $	113,889

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Bank of America	$34	$	— $	— $	34
Bank of Montreal	26		3	—	23
Bank of New York	55		55	—	—
Barclays	25,356		1	25,350	5
Brown Brothers Harriman	52		—	—	52
Citigroup	20,653		2	20,631	20
Credit Suisse	10,622		—	10,620	2
Deutsche Bank	8,764		20	8,744	—
Fidelity	65		—	65	—
Goldman Sachs	807		—	807	—
JPMorgan Chase	7,315		—	7,315	—
Merrill Lynch	1,063		—	1,063	—
Morgan Stanley	2,839		—	2,102	737
Northern Trust	55		1	—	54
State Street	122		89	—	33
UBS	36,061		—	36,061	—
Total	$113,889		$171	$112,758	$960

See accompanying notes which are an integral part of the financial statements.

556 Russell Global Infrastructure Fund

Russell Investment Company
Russell Global Infrastructure Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$3	$	— $	3
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,131	—	1,131
Total	$1,134	$	— $	1,134

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Bank of Montreal	$3	$3	$	— $	—
Bank of New York	160	55		—	105
Barclays	1	1		—	—
Citigroup	5	2		—	3
Commonwealth Bank of Australia	226	—		—	226
Credit Suisse	1	—		—	1
Deutsche Bank	67	20		—	47
HSBC	123	—		—	123
JPMorgan Chase	151	—		—	151
Morgan Stanley	4	—		4	—
Northern Trust	1	1		—	—
State Street	283	89		—	194
UBS	109	—		—	109
Total	$1,134	$171		$4	$959

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 557

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,681,165
Investments, at fair value(*)(>)	1,876,241
Cash	32
Cash (restricted)(a)	3,541
Foreign currency holdings(^)	3,531
Unrealized appreciation on foreign currency exchange contracts	392
Receivables:
Dividends and interest	1,861
Dividends from affiliated Russell funds	6
Investments sold	96,627
Fund shares sold	2,208
Foreign capital gains taxes recoverable	321
Variation margin on futures contracts	736
Prepaid expenses	4
Total assets	1,985,500

Liabilities
Payables:
Investments purchased	89,939
Fund shares redeemed	1,649
Accrued fees to affiliates	1,615
Other accrued expenses	182
Variation margin on futures contracts	3
Deferred capital gains tax liability	96
Unrealized depreciation on foreign currency exchange contracts	1,131
Payable upon return of securities loaned	118,376
Total liabilities	212,991

Net Assets	$1,772,509

See accompanying notes which are an integral part of the financial statements.

558 Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,853
Accumulated net realized gain (loss)	98,787
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	194,980
Futures contracts	1,350
Foreign currency-related transactions	(875)
Shares of beneficial interest	1,369
Additional paid-in capital	1,475,045
Net Assets	$1,772,509
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.93
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.72
Class A — Net assets	$9,902,726
Class A — Shares outstanding ($.01 par value)	766,106
Net asset value per share: Class C(#)	$12.89
Class C — Net assets	$9,145,369
Class C — Shares outstanding ($.01 par value)	709,319
Net asset value per share: Class E(#)	$12.93
Class E — Net assets	$28,884,717
Class E — Shares outstanding ($.01 par value)	2,233,786
Net asset value per share: Class S(#)	$12.94
Class S — Net assets	$ 1,243,851,894
Class S — Shares outstanding ($.01 par value)	96,099,278
Net asset value per share: Class Y(#)	$12.95
Class Y — Net assets	$480,723,891
Class Y — Shares outstanding ($.01 par value)	37,130,428
Amounts in thousands
(^) Foreign currency holdings - cost	$3,605
(*) Securities on loan included in investments	$112,761
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$174,100
(a) Cash Collateral for Futures	$3,541
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 559

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$56,740
Dividends from affiliated Russell funds	42
Interest	3
Securities lending income	1,301
Less foreign taxes withheld	(4,238)
Total investment income	53,848

Expenses
Advisory fees	20,416
Administrative fees	778
Custodian fees	602
Distribution fees - Class A	21
Distribution fees - Class C	57
Transfer agent fees - Class A	17
Transfer agent fees - Class C	15
Transfer agent fees - Class E	62
Transfer agent fees - Class S	2,204
Transfer agent fees - Class Y	21
Professional fees	86
Registration fees	120
Shareholder servicing fees - Class C	19
Shareholder servicing fees - Class E	77
Trustees’ fees	37
Printing fees	133
Miscellaneous	82
Expenses before reductions	24,747
Expense reductions	(5,441)
Net expenses	19,306
Net investment income (loss)	34,542

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	111,514
Futures contracts	5,987
Foreign currency-related transactions	(1,134)
Net realized gain (loss)	116,367
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	59,907
Futures contracts	514
Foreign currency-related transactions	(1,519)
Net change in unrealized appreciation (depreciation)	58,902
Net realized and unrealized gain (loss)	175,269
Net Increase (Decrease) in Net Assets from Operations	$209,811

See accompanying notes which are an integral part of the financial statements.

560 Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,542	$23,202
Net realized gain (loss)	116,367	65,413
Net change in unrealized appreciation (depreciation)	58,902	64,677
Net increase (decrease) in net assets from operations	209,811	153,292

Distributions
From net investment income
Class A	(172)	(132)
Class C	(102)	(72)
Class E	(615)	(406)
Class S	(24,417)	(14,911)
Class Y	(11,314)	(9,415)
From net realized gain
Class A	(389)	(110)
Class C	(314)	(107)
Class E	(1,138)	(431)
Class S	(39,513)	(13,203)
Class Y	(22,036)	(7,223)
Net decrease in net assets from distributions	(100,010)	(46,010)

Share Transactions*
Net increase (decrease) in net assets from share transactions	444,174	222,815
Total Net Increase (Decrease) in Net Assets	553,975	330,097

Net Assets
Beginning of period	1,218,534	888,437
End of period	$1,772,509	$1,218,534
Undistributed (overdistributed) net investment income included in net assets	$1,853	$2,849

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 561

Russell Investment Company Russell Global Infrastructure Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	286	$3,616	253	$2,930
Proceeds from reinvestment of distributions	46	549	21	233
Payments for shares redeemed	(179)	(2,262)	(92)	(1,050)
Net increase (decrease)	153	1,903	182	2,113
Class C
Proceeds from shares sold	306	3,837	158	1,838
Proceeds from reinvestment of distributions	35	413	16	176
Payments for shares redeemed	(112)	(1,392)	(99)	(1,143)
Net increase (decrease)	229	2,858	75	871
Class E
Proceeds from shares sold	1,185	14,168	385	4,445
Proceeds from reinvestment of distributions	137	1,639	70	779
Payments for shares redeemed	(861)	(11,157)	(332)	(3,831)
Net increase (decrease)	461	4,650	123	1,393
Class S
Proceeds from shares sold	48,590	588,704	19,337	223,515
Proceeds from reinvestment of distributions	5,180	62,277	2,469	27,484
Payments for shares redeemed	(18,904)	(238,015)	(9,883)	(113,958)
Net increase (decrease)	34,866	412,966	11,923	137,041
Class Y
Proceeds from shares sold	10,880	131,264	10,329	120,220
Proceeds from reinvestment of distributions	2,793	33,350	1,493	16,638
Payments for shares redeemed	(11,227)	(142,817)	(4,740)	(55,461)
Net increase (decrease)	2,446	21,797	7,082	81,397
Total increase (decrease)	38,155	$444,174	19,385	$222,815

See accompanying notes which are an integral part of the financial statements.

562 Russell Global Infrastructure Fund

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Russell Investment Company

Russell Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	12.32	.23	1.27	1.50	(.25)	(.64)
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.11	.25	1.07	1.32	(.25)	—(f)
October 31, 2011	10.42	.25	(.22)	.03	(.26)	(.08)
October 31, 2010(3)	10.00	---(f)	.42	.42	—	—

Class C
October 31, 2014	12.30	.13	1.26	1.39	(.16)	(.64)
October 31, 2013	11.16	.15	1.41	1.56	(.16)	(.26)
October 31, 2012	10.09	.17	1.06	1.23	(.16)	—(f)
October 31, 2011	10.42	.17	(.22)	(.05)	(.20)	(.08)
October 31, 2010(3)	10.00	(.01)	.43	.42	—	—

Class E
October 31, 2014	12.32	.23	1.27	1.50	(.25)	(.64)
October 31, 2013	11.18	.23	1.41	1.64	(.24)	(.26)
October 31, 2012	10.12	.24	1.07	1.31	(.25)	—(f)
October 31, 2011	10.42	.28	(.24)	.04	(.26)	(.08)
October 31, 2010(3)	10.00	---(f)	.42	.42	—	—

Class S
October 31, 2014	12.33	.26	1.27	1.53	(.28)	(.64)
October 31, 2013	11.19	.26	1.41	1.67	(.27)	(.26)
October 31, 2012	10.13	.27	1.07	1.34	(.28)	—(f)
October 31, 2011	10.42	.26	(.19)	.07	(.28)	(.08)
October 31, 2010(3)	10.00	---(f)	.42	.42	—	—

Class Y
October 31, 2014	12.34	.28	1.28	1.56	(.31)	(.64)
October 31, 2013	11.19	.27	1.43	1.70	(.29)	(.26)
October 31, 2012	10.13	.29	1.07	1.36	(.30)	—(f)
October 31, 2011	10.42	.27	(.19)	.08	(.29)	(.08)
October 31, 2010(3)	10.00	---(f)	.42	.42	—	—

See accompanying notes which are an integral part of the financial statements.

564 Russell Global Infrastructure Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.89)	12.93	12.95	9,903	1.81	1.47	1.83	119
(.50)	12.32	15.24	7,556	1.82	1.49	2.02	127
(.25)	11.18	13.07	4,819	1.83	1.47	2.35	125
(.34)	10.11	.39	4,312	1.87	1.50	2.43	145
—	10.42	4.20	330	2.05	1.69	(.50)	8

(.80)	12.89	12.00	9,145	2.56	2.22	1.07	119
(.42)	12.30	14.41	5,900	2.58	2.24	1.26	127
(.16)	11.16	12.32	4,514	2.58	2.22	1.62	125
(.28)	10.09	(.48)	4,338	2.62	2.25	1.62	145
—	10.42	4.20	760	2.80	2.44	(1.27)	8

(.89)	12.93	12.92	28,885	1.81	1.47	1.87	119
(.50)	12.32	15.23	21,848	1.83	1.49	1.99	127
(.25)	11.18	13.08	18,444	1.83	1.47	2.32	125
(.34)	10.12	.38	14,990	1.86	1.50	2.69	145
—	10.42	4.20	1,015	2.05	1.69	(.16)	8

(.92)	12.94	13.21	1,243,852	1.56	1.22	2.06	119
(.53)	12.33	15.59	755,311	1.57	1.24	2.24	127
(.28)	11.19	13.38	551,759	1.58	1.22	2.60	125
(.36)	10.13	.65	460,800	1.61	1.25	2.50	145
—	10.42	4.20	254,350	1.80	1.44	.07	8

(.95)	12.95	13.39	480,724	1.36	1.04	2.28	119
(.55)	12.34	15.79	427,919	1.37	1.06	2.33	127
(.30)	11.19	13.58	308,901	1.39	1.06	2.79	125
(.37)	10.13	.79	340,308	1.43	1.09	2.55	145
—	10.42	4.20	368,468	1.63	1.29	(.17)	8

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund 565

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Global Real Estate Securities Fund - Class A‡			FTSE EPRA/NAREIT Developed Real Estate Index (Net)**
	Total			Total
	Return			Return
1 Year	3.65%		1 Year	9.84%
5 Years	12.54	%§	5 Years	12.17	%§
10 Years	6.18	%§	10 Years	N/A

Russell Global Real Estate Securities Fund - Class C			Russell Developed Index (Net)***
	Total			Total
	Return			Return
1 Year	9.14%		1 Year	8.33%
5 Years	13.02	%§	5 Years	11.78	%§
10 Years	6.00	%§	10 Years	7.21	%§

Russell Global Real Estate Securities Fund - Class E			Global Real Estate Linked Benchmark****
	Total			Total
	Return			Return
1 Year	9.95%		1 Year	9.84%
5 Years	13.87	%§	5 Years	15.28	%§
10 Years	6.79	%§	10 Years	7.06	%§

Russell Global Real Estate Securities Fund - Class S
	Total
	Return
1 Year	10.23%
5 Years	14.16	%§
10 Years	7.06	%§

Russell Global Real Estate Securities Fund - Class Y‡‡
	Total
	Return
1 Year	10.45%
5 Years	14.37	%§
10 Years	7.18	%§

566 Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Global Real Estate Securities Fund (the “Fund”)	year U.S. Treasury yield declined and U.S. real estate investment
employs a multi-manager approach whereby portions of the Fund	trusts (“REITs”) rallied to close out the period.
are allocated to different money managers. Fund assets not	Within the global property securities market, companies with
allocated to money managers are managed by Russell Investment	stronger balance sheets tended to outperform more highly levered
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	stocks, while property developers lagged relative to REITs. In an
may change the allocation of the Fund’s assets among money	environment of diverging growth by geography, North America
managers at any time. An exemptive order from the Securities	significantly outperformed relative to the Asia-Pacific region and
and Exchange Commission (“SEC”) permits RIMCo to engage	Europe, representing a reversal of the trend seen in the prior
or terminate a money manager at any time, subject to approval	fiscal year. With respect to property sectors, the shorter lease
by the Fund’s Board, without a shareholder vote. Pursuant to the	duration categories, including lodging and residential, generally
terms of the exemptive order, the Fund is required to notify its	delivered the strongest performance, while the more defensive,
shareholders within 90 days of when a money manager begins	yield-oriented health care and net lease sectors were among the
providing services. As of October 31, 2014, the Fund had three	weakest-performing property types.
money managers.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and its money managers affect its benchmark-
The Fund seeks to provide current income and long term capital	relative performance?
growth.	AEW Capital Management, L.P. (“AEW”) was terminated from the
How did the Fund perform relative to its benchmark for the	Fund in June 2014 and outperformed the Fund’s benchmark for
fiscal year ended October 31, 2014?	the portion of the fiscal year in which it was a money manager for
For the fiscal year ended October 31, 2014, the Fund’s Class	the Fund. AEW utilized a value-oriented strategy that integrated
A, Class C, Class E, Class S and Class Y Shares gained 9.98%,	quantitative analysis with property and capital markets expertise.
9.14%, 9.95%, 10.23% and 10.45%, respectively. This is	Stock selection within the U.S. office, residential, and retail
compared to the Fund’s benchmark, the FTSE EPRA/NAREIT	sectors drove outperformance relative to the benchmark. Modest
Developed Real Estate Index (Net), which gained 9.84% during	out-of-benchmark exposure to the emerging markets detracted
the same period. The Fund’s performance includes operating	from performance.
expenses, whereas index returns are unmanaged and do not	Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed
include expenses of any kind.	the Fund’s benchmark for the fiscal year. Cohen seeks to generate
For the fiscal year ended October 31, 2014, the Morningstar®	excess returns through a combination of bottom-up stock selection
Global Real Estate, a group of funds that Morningstar considers	and top-down regional allocation decisions. The key driver of
to have investment strategies similar to those of the Fund, gained	performance was stock selection within the U.S. diversified and
9.28%. This result serves as a peer comparison and is expressed	retail sectors, in addition to an overweight position in the United
net of operating expenses.	Kingdom. Overweight positioning in several Japanese property developers detracted from performance.
How did the market conditions described in the Market	INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s
Summary report affect the Fund’s performance?	benchmark for the fiscal year. Invesco manages a broadly
For the fiscal year ended October 31, 2014, the global listed	diversified portfolio with a focus on companies that operate in
property market, as measured by the FTSE EPRA/NAREIT	attractive markets, own top-tier assets, have strong management
Developed Real Estate Index (Net), delivered a 9.84% return. Real	teams, and maintain sound balance sheets. This focus on asset
estate securities began the fiscal year with a moderate correction	and balance sheet strength was beneficial during the fiscal year,
in response to outflows of non-dedicated investor capital. These	as overweight positioning in the highest-quality U.S. office and
declines were followed in early 2014 by a recovery in momentum,	retail REITs drove outperformance. Stock selection in Japan was
with the sector posting gains through the spring months. Strong	also a modest contributor to performance, while an underweight
earnings and flat to declining interest rates provided support to	to U.S. data center REITs detracted.
real estate companies, which outperformed relative to the broader
equity market through most of the fiscal year. However, property	Morgan Stanley Investment Management, Inc., Morgan Stanley
stocks responded negatively in September to significant equity	Investment Management Limited and Morgan Stanley Investment
issuance and concerns over valuation levels in light of strong	Management Company (together, “Morgan Stanley”) were added
recent performance. The sector then finished the fiscal year on	to the Fund in June 2014 and outperformed the Fund’s benchmark
an upward trajectory, resuming positive performance as the 10-	for the portion of the fiscal year in which they were a money

Russell Global Real Estate Securities Fund 567

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

manager for the Fund. As a result of Morgan Stanley’s value-	a money manager for the Fund. Morgan Stanley’s investment
oriented process, the portfolio was heavily overweight to Hong	approach is value-driven, with an emphasis on bottom-up stock
Kong and China, which outpaced the overall benchmark. Also	selection in each of the three global regions. Morgan Stanley
contributing to performance were an underweight to Continental	tends to make relatively significant region and country allocation
Europe and a preference for the larger retail-focused companies	tilts, which RIMCo believes provides the Fund an additional
within Australia. Overweight positioning in Japan was a detractor	source of potential excess return.
from performance.	There were no other changes to the Fund’s structure or money
RIMCo manages the portion of the Fund’s assets that RIMCo	manager line up during the fiscal year.
determines not to allocate to the money managers. Assets not
allocated to managers include the Fund’s liquidity reserves and	Money Managers as of October 31,
assets which may be managed directly by RIMCo to modify the	2014	Styles
Fund’s overall portfolio characteristics to seek to achieve the	Cohen & Steers Capital Management, Inc.	Market-Oriented
desired risk/return profile for the Fund.	INVESCO Advisers, Inc. which acts as a
money manager to the Fund
During the period, RIMCo continued to utilize a strategy to	through its INVESCO Real Estate division	Market-Oriented
implement regional tilting through the direct purchase of real	Morgan Stanley Investment Management
estate stocks. Using the output from a quantitative model, the	Inc., Morgan Stanley Investment
strategy seeks to position the portfolio to meet RIMCo’s overall	Management Limited and Morgan Stanley
preferred positioning with respect to regional exposures, while	Investment Management Company	Value
optimizing the portfolio to minimize tracking error relative to the	The views expressed in this report reflect those of the portfolio
Fund’s money manager portfolios. The strategy outperformed	managers only through the end of the period covered by
relative to the Fund’s benchmark as a result of an underweight to	the report. These views do not necessarily represent the
Japan, which was among the weakest markets globally.	views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
During the period, the Fund used index futures and swap	at any time based upon market conditions or other events,
contracts to equitize the Fund’s cash. The use of these derivatives	and RIMCo disclaims any responsibility to update the views
had a modestly positive impact on performance, as equity markets	contained herein. These views should not be relied on as
delivered positive returns ahead of cash.	investment advice and, because investment decisions for
Describe any changes to the Fund’s structure or the money	a Russell Investment Company (“RIC”) Fund are based on
manager line-up.	numerous factors, should not be relied on as an indication
In June 2014, RIMCo terminated AEW Capital Management	of investment decisions of any RIC Fund.
as a money manager for the Fund and hired Morgan Stanley as

568 Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on November 1, 2004.
**	FTSE EPRA/NAREIT Developed Real Estate Index (Net) (date of inception February 18, 2005) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System.
The data is market value-weighted. The total return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period as used in the total return calculation.
***	The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally.
****	The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FSTE NAREIT Equity REIT Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter.
‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.
‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Real Estate Securities Fund 569

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,064.30	$1,018.35
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$7.08	$6.92

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 1.36%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period).
and actual expenses. You may use the information in this column,
together with the amount you invested, to estimate the expenses			Hypothetical
Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
$1,000 (for example, an $8,600 account value divided by $1,000	Class C	Performance	expenses)
= 8.6), then multiply the result by the number in the first column	Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,060.20	$1,014.57
	Expenses Paid During Period*	$10.96	$10.71
Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical	* Expenses are equal to the Fund's annualized expense ratio of 2.11%
Performance (5% return before expenses)” provides information	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of
return of 5% per year before expenses, which is not the Fund’s			Hypothetical
actual return. The hypothetical account values and expenses			Performance (5%
		Actual	return before
may not be used to estimate the actual ending account balance or	Class E	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
to compare the ongoing costs of investing in the Fund and other	May 1, 2014	$1,000.00	$1,000.00
funds. To do so, compare this 5% hypothetical example with the	Ending Account Value
	October 31, 2014	$1,064.00	$1,018.35
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$7.08	$6.92
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 1.36%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

570 Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,065.40	$1,019.61
Expenses Paid During Period*	$5.78	$5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,066.50	$1,020.62
Expenses Paid During Period*	$4.74	$4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.91%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Global Real Estate Securities Fund 571

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 97.3%			Sponda OYJ	632,879	2,895
Australia - 6.1%					3,689
Australand Property Group(ö)	44,149	173
BGP Holdings PLC(Å)(Æ)	4,619,419	—	France - 3.4%
CFS Retail Property Trust Group(ö)	2,826,600	5,224	Altarea(Æ)(ö)	990	166
Dexus Property Group(ö)	13,500,969	14,376	Fonciere Des Regions(ö)	15,932	1,463
Federation Centres(ö)	2,560,193	6,128	Gecina SA(ö)	73,218	9,909
Goodman Group(ö)	4,130,968	20,139	Icad, Inc.(ö)	44,611	3,549
GPT Group (The)(ö)	1,063,045	3,854	Klepierre - GDR(ö)	301,894	13,052
Investa Office Fund(ö)	206,955	648	Mercialys SA(ö)	114,270	2,524
Mirvac Group(ö)	2,111,095	3,335	Unibail-Rodamco SE(ö)	126,884	32,509
Scentre Group(Æ)(ö)	6,476,539	20,176			63,172
Stockland(ö)	3,212,807	11,988
Westfield Corp.(Æ)(ö)	3,835,362	26,731	Germany - 1.9%
		112,772	Alstria Office AG(Ñ)(ö)	167,912	2,082
			Deutsche Annington Immobilien SE	94,500	2,732
Austria - 0.1%			Deutsche Euroshop AG	23,053	1,030
Atrium European Real Estate, Ltd.(Æ)	143,351	751	Deutsche Wohnen AG	707,296	15,937
Buwog AG(Æ)	17,754	328	LEG Immobilien AG	181,827	12,543
Conwert Immobilien Invest SE(Æ)	116,860	1,294	Prime Office AG(Æ)	128,843	470
		2,373			34,794

Belgium - 0.0%			Hong Kong - 9.4%
Cofinimmo SA(ö)	366	43	Champion(Æ)(ö)	670,012	295
			China Overseas Land & Investment, Ltd.	440,000	1,277
Brazil - 0.3%			Hang Lung Properties, Ltd. - ADR	924,000	2,883
BR Malls Participacoes SA	274,093	2,201	Henderson Land Development Co., Ltd.	1,373,736	9,273
BR Properties SA	195,700	989	Hongkong Land Holdings, Ltd.	4,194,967	29,239
Iguatem Emp De Shopping Centers			Hysan Development Co., Ltd.	1,730,436	7,888
SA(Æ)	141,600	1,434	Kerry Properties, Ltd.	464,000	1,592
		4,624	Link Real Estate Investment Trust (The)
			(ö)	5,617,797	32,996
Canada - 2.0%			New World Development Co., Ltd.	14,656,527	18,408
Allied Properties Real Estate Investment			Sino Land Co., Ltd.	1,118,000	1,848
Trust(ö)	363,989	11,488
Boardwalk Real Estate Investment			Sun Hung Kai Properties, Ltd.	3,134,982	46,731
Trust(ö)	79,760	5,053	Swire Properties, Ltd.	1,298,000	4,159
Brookfield Canada Office Pro REIT(Æ)			Wharf Holdings, Ltd. (The)	2,128,424	15,726
(ö)	52,543	1,261			172,315
Calloway Real Estate Investment Trust(ö)	19,271	472	Ireland - 0.0%
Canadian Apartment Properties REIT(ö)	10,720	238	Hibernia Reit Public Limited Co.(Æ)	241,962	334
Canadian Real Estate Investment
Trust(ö)	104,800	4,602	Italy - 0.0%
Chartwell Retirement Residences	204,617	2,088	Beni Stabili SpA SIIQ(Ñ)(ö)	1,252,255	862
Crombie Real Estate Investment
Trust(Æ)(ö)	66,940	776	Japan - 13.5%
First Capital Realty, Inc. Class A	115,948	1,894	Activia Properties, Inc.(ö)	728	5,859
H&R Real Estate Investment Trust(ö)	207,949	4,139	Advance Residence Investment Corp.(ö)	242	563
RioCan Real Estate Investment Trust(Ñ)			Aeon Mall Co., Ltd.	224,800	4,055
(ö)	237,783	5,601	Frontier Real Estate Investment Corp.(ö)	144	658
		37,612	GLP J-Reit(ö)	849	949
			Hulic Co., Ltd.	1,203,600	12,923
China - 0.1%			Hulic Reit, Inc.(Ñ)(ö)	2,956	4,398
China Resources Land, Ltd.	372,000	885	Invincible Investment Corp.(Æ)	601	203
Guangzhou R&F Properties Co., Ltd.	472,800	515	Japan Hotel REIT Investment Corp.(ö)	3,231	1,976
		1,400	Japan Logistics Fund, Inc.(ö)	1,117	2,489
			Japan Prime Realty Investment Corp.
Finland - 0.2%			Class A(Ñ)(ö)	1,046	3,818
Citycon OYJ	245,550	794	Japan Real Estate Investment Corp.(ö)	2,952	15,979
			Japan Retail Fund Investment Corp.(ö)	1,846	3,676
			Kenedix Office Investment Corp.(ö)	730	3,847

See accompanying notes which are an integral part of the financial statements.
572 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Mitsubishi Estate Co., Ltd.	1,760,008	43,802	Sweden - 0.8%
Mitsui Fudosan Co., Ltd.	2,068,350	64,587	Atrium Ljungberg AB(Æ)	60,027	840
Mori Hills REIT Investment Corp. Class			Castellum AB	254,089	3,895
A(ö)	2,957	4,109	Fabege AB	167,859	2,152
Mori Trust Sogo Reit, Inc.(ö)	91	162	Fastighets AB Balder Class B(Æ)	9,832	128
Nippon Building Fund, Inc.(ö)	2,368	13,113	Hemfosa Fastigheter AB(Æ)	243,877	4,029
Nippon Healthcare Investment Corp.(Æ)	15	20	Hufvudstaden AB Class A	175,500	2,273
Nippon Prologis REIT, Inc.(ö)	2,903	6,686	Wihlborgs Fastigheter AB	90,049	1,576
Nomura Master Real Estate Fund, Inc.					14,893
(Æ)	4,292	5,155
Nomura Real Estate Office Fund, Inc.			Switzerland - 0.2%
Class A(ö)	1,111	4,886	Mobimo Holding AG(Æ)	995	196
NTT Urban Development Corp.	30,700	339	PSP Swiss Property AG	35,967	3,084
Orix JREIT, Inc.(ö)	1,515	1,996	Swiss Prime Site AG Class A(Æ)	6,830	519
Sumitomo Realty & Development Co.,					3,799

Ltd.	952,000	34,703	United Kingdom - 6.5%
Tokyo Tatemono Co., Ltd.	266,000	2,238	Big Yellow Group PLC(ö)	802,213	7,013
Tokyu REIT, Inc.(ö)	254	349	British Land Co. PLC (The)(ö)	610,383	7,113
United Urban Investment Corp.(ö)	2,068	3,224	Capital & Counties Properties PLC	210,209	1,147
		246,762	Capital & Regional PLC	1,452,342	1,115
Luxembourg - 0.3%			Derwent London PLC(ö)	278,753	13,248
Gagfah SA(Æ)	270,848	5,057	Grainger PLC	377,248	1,141
			Great Portland Estates PLC(ö)	769,650	8,452
Netherlands - 1.1%			Hammerson PLC(ö)	2,675,917	26,241
Corio NV(ö)	172,758	8,402	Helical Bar PLC	500	3
Eurocommercial Properties NV	24,583	1,121	Intu Properties PLC Class H(ö)	290,567	1,582
Nieuwe Steen Investments NV(ö)	956,990	4,754	Land Securities Group PLC(ö)	1,975,999	34,992
Vastned Retail NV(ö)	9,818	448	LXB Retail Properties(Æ)	879,038	1,941
Wereldhave NV(ö)	61,445	5,036	Quintain Estates & Development
		19,761	PLC(Æ)	1,951,311	2,560
			Safestore Holdings PLC(ö)	319,336	1,063
Norway - 0.3%			Segro PLC(ö)	846,639	5,149
Entra ASA(Å)(Æ)	59,221	654	Shaftesbury PLC(ö)	61,224	701
Norwegian Property ASA(Æ)	2,863,933	4,373	ST Modwen Properties PLC	149,117	865
		5,027	UNITE Group PLC (The)	521,208	3,560
			Urban&Civic plc(Æ)	216,165	773
Singapore - 3.5%					118,659
Ascendas Real Estate Investment
Trust(Æ)(ö)	2,645,099	4,591	United States - 47.3%
CapitaCommercial Trust(ö)	3,905,788	5,077	Acadia Realty Trust(ö)	40,530	1,265
CapitaLand, Ltd.	6,683,000	16,490	Alexandria Real Estate Equities, Inc.(ö)	34,343	2,850
CapitaMall Trust Class A(ö)	2,629,966	4,033	American Assets Trust, Inc.(ö)	119,431	4,579
CDL Hospitality Trusts(ö)	35,394	48	American Homes 4 Rent Class A(ö)	323,171	5,665
City Developments, Ltd.	1,068,248	7,858	American Realty Capital Healthcare
Global Logistic Properties, Ltd.	8,022,985	17,174	Trust, Inc.(ö)	6,542	74
Keppel Land, Ltd.	808,891	2,103	American Realty Capital Properties,
Keppel REIT Management, Ltd.(ö)	2,882,496	2,737	Inc.(ö)	15,770	140
Mapletree Logistics Trust(Æ)(ö)	21,476	20	Apartment Investment & Management
SPH REIT(Æ)(ö)	734,000	603	Co. Class A(ö)	253,110	9,059
Suntec Real Estate Investment Trust(ö)	1,324,729	1,841	AvalonBay Communities, Inc.(ö)	273,428	42,611
UOL Group, Ltd.	200,689	1,008	Aviv REIT, Inc.(ö)	186,497	6,290
Wing Tai Holdings, Ltd.	21,000	29	Belmond, Ltd. Class A(Æ)	496,569	5,691
		63,612	Boston Properties, Inc.(ö)	215,509	27,316
			Brixmor Property Group, Inc.(ö)	193,852	4,722
Spain - 0.3%			Brookdale Senior Living, Inc. Class
Hispania Activos Inmobiliarios SAU(Æ)	203,238	2,496	A(Æ)	86,961	2,931
Lar Espana Real Estate Socimi SA(Æ)(ö)	191,740	2,211	Camden Property Trust(ö)	75,028	5,752
		4,707	CBL & Associates Properties, Inc.(ö)	83	2
			Chesapeake Lodging Trust(ö)	48,188	1,592

			See accompanying notes which are an integral part of the financial statements.
			Russell Global Real Estate Securities Fund 573

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Corporate Office Properties Trust(ö)	37,921	1,037	Retail Opportunity Investments Corp.(ö)	286,673		4,684
Cousins Properties, Inc.(ö)	988,584	12,861	Retail Properties of America, Inc. Class
CubeSmart Class A(ö)	295,448	6,219	A(ö)	275,270		4,319
DCT Industrial Trust, Inc.(ö)	21,720	186	Rexford Industrial Realty, Inc.(ö)	59,781		924
DDR Corp.(ö)	1,315,132	23,857	RLJ Lodging Trust(ö)	275,373		8,872
DiamondRock Hospitality Co.(ö)	5,327	76	Senior Housing Properties Trust(ö)	289,414		6,538
Digital Realty Trust, Inc.(ö)	143	10	Simon Property Group, Inc.(ö)	457,230		81,940
Douglas Emmett, Inc.(ö)	302,042	8,496	SL Green Realty Corp.(ö)	242,004		28,000
Duke Realty Corp.(ö)	112,410	2,131	Sovran Self Storage, Inc.(ö)	100,456		8,548
DuPont Fabros Technology, Inc.(ö)	1,182	37	Spirit Realty Capital, Inc.(ö)	32		—
EastGroup Properties, Inc.(ö)	45,057	3,103	Starwood Hotels & Resorts Worldwide,
Empire State Realty Trust, Inc. Class			Inc.	155,163		11,895
A(ö)	523,206	8,350	Starwood Waypoint Residential Trust(Æ)
Equity Commonwealth(Æ)(ö)	261,973	6,997	(ö)	194,358		5,088
Equity Lifestyle Properties, Inc. Class			Strategic Hotels & Resorts, Inc.(Æ)(ö)	46,042		592
A(ö)	90,276	4,433	Summit Hotel Properties, Inc.(ö)	25,061		292
Equity Residential(ö)	849,325	59,079	Sun Communities, Inc.(ö)	129,947		7,533
Essex Property Trust, Inc.(ö)	71,657	14,458	Sunstone Hotel Investors, Inc.(ö)	575,004		8,803
Extended Stay America, Inc.	133,785	3,085	Tanger Factory Outlet Centers, Inc.(ö)	167,460		5,990
Extra Space Storage, Inc.(ö)	161,116	9,370	Taubman Centers, Inc.(ö)	966		73
Federal Realty Investment Trust(ö)	88,268	11,634	UDR, Inc.(ö)	405,705		12,264
FelCor Lodging Trust, Inc.(ö)	22,133	237	Ventas, Inc.(ö)	159,111		10,901
First Industrial Realty Trust, Inc.(ö)	231,426	4,520	Vornado Realty Trust(ö)	321,008		35,144
Forest City Enterprises, Inc. Class A(Æ)	66,653	1,392	Washington Prime Group, Inc.(Ñ)(ö)	104,247		1,838
General Growth Properties, Inc.(ö)	1,503,413	38,953	WP Carey, Inc.(ö)	22,449		1,520
Glimcher Realty Trust(ö)	5,053	69				867,699
HCP, Inc.(ö)	73,501	3,232
Health Care, Inc.(Ñ)(ö)	291,735	20,745	Total Common Stocks
Healthcare Realty Trust, Inc.(ö)	363,655	9,626	(cost $1,413,043)			1,783,966
Healthcare Trust of America, Inc. Class
A(ö)	463,102	5,946	Short-Term Investments - 2.0%
Hilton Worldwide Holdings, Inc.(Æ)	472,528	11,927	United States - 2.0%
Home Properties, Inc.(ö)	157,405	10,123	Russell U.S. Cash Management Fund	37,869,704	(8)	37,870
Host Hotels & Resorts, Inc.(ö)	1,331,588	31,039	Total Short-Term Investments
Hudson Pacific Properties, Inc.(ö)	308,100	8,414	(cost $37,870)			37,870
Kilroy Realty Corp.(ö)	94,504	6,402
Kimco Realty Corp.(ö)	10,110	252	Other Securities - 2.3%
La Quinta Holdings, Inc.(Æ)	34,984	714	Russell U.S. Cash Collateral Fund(×)	41,411,098	(8)	41,411
LaSalle Hotel Properties(ö)	235,120	9,219	Total Other Securities
Liberty Property Trust(ö)	249,754	8,684	(cost $41,411)			41,411
Macerich Co. (The)(ö)	126,292	8,904
Mack-Cali Realty Corp.(ö)	163,567	3,064	Total Investments 101.6%
Mid-America Apartment Communities,			(identified cost $1,492,324)			1,863,247
Inc.(ö)	172,075	12,159
National Health Investors, Inc.(ö)	60,500	3,988	Other Assets and Liabilities, Net
National Retail Properties, Inc.(Ñ)(ö)	285,046	10,866	-(1.6%)			(29,602)
New York REIT, Inc.(ö)	21,042	236	Net Assets - 100.0%			1,833,645
Omega Healthcare Investors, Inc.(ö)	5,294	202
Parkway Properties, Inc.(ö)	318,366	6,383
Pebblebrook Hotel Trust(ö)	1,245	53
Pennsylvania Real Estate Investment
Trust(ö)	83	2
Piedmont Office Realty Trust, Inc. Class
A(Ñ)(ö)	324,617	6,314
Prologis, Inc.(ö)	952,654	39,678
PS Business Parks, Inc.(ö)	13,400	1,129
Public Storage(ö)	157,274	28,992
Realty Income Corp.(Ñ)(ö)	183,716	8,456
Regency Centers Corp.(ö)	396,424	24,063

See accompanying notes which are an integral part of the financial statements.
574 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

				Principal	Cost per		Cost	Fair Value
% of Net Assets		Acquisition		Amount ($)		Unit	(000)	(000)
Securities		Date		or shares		$	$	$
0.0%
BGP Holdings PLC		08/06/09	AUD	4,619,419		—	—	—
Entra ASA		10/17/14	NOK	59,221		9.93	588	654
								654
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
								Unrealized
								Appreciation
		Number of		Notional		Expiration		(Depreciation)
		Contracts		Amount		Date		$
Long Positions
Dow Jones US Real Estate Index Futures			156	USD	4,543	12/14		299
FTSE EPRA Europe Index Futures			291	EUR	5,311	12/14		289
Hang Seng Index Futures			20	HKD	23,943	11/14		76
MSCI Singapore ETS Futures			26	SGD	1,921	11/14		27
S&P Mid 400 E-Mini Index Futures			1	USD	142	12/14		8
S&P TSX 60 Index Futures			10	CAD	1,696	12/14		5
SPI 200 Index Futures			21	AUD	2,897	12/14		111
TOPIX Index Futures			45	JPY	601,650	12/14		269
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)								1,084

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount		Amount				(Depreciation)
Counterparty		Sold		Bought		Settlement Date		$
Bank of America	USD	262		AUD	300	12/17/14		1
Bank of America	USD	90		CAD	100	12/17/14		(1)
Bank of America	USD	637		EUR	500	12/17/14		(10)
Bank of America	USD	258		HKD	2,000	12/17/14		—
Bank of America	USD	368		JPY	40,000	12/17/14		(13)
Bank of America	USD	79		SGD	100	12/17/14		(1)
Bank of America	AUD	100		USD	87	12/17/14		(1)
Bank of America	CAD	100		USD	89	12/17/14		1
Bank of America	EUR	100		USD	126	12/17/14		1
Bank of America	HKD	1,000		USD	129	12/17/14		—
Bank of America	JPY	10,000		USD	92	12/17/14		3
Bank of America	SGD	100		USD	79	12/17/14		1
Bank of Montreal	USD	262		AUD	300	12/17/14		1
Bank of Montreal	USD	221		CAD	250	12/17/14		—
Bank of Montreal	USD	640		EUR	500	12/17/14		(13)
Bank of Montreal	USD	387		HKD	3,000	12/17/14		—
Bank of Montreal	USD	754		JPY	80,000	12/17/14		(42)
Bank of Montreal	USD	157		SGD	200	12/17/14		(1)
Bank of New York	AUD	100		USD	89	12/17/14		2
Bank of New York	AUD	200		USD	173	12/17/14		(3)
Bank of New York	CAD	200		USD	177	12/17/14		—
Bank of New York	EUR	300		USD	376	12/17/14		(1)
Bank of New York	HKD	2,000		USD	258	12/17/14		—
Bank of New York	JPY	30,000		USD	273	12/17/14		6
Bank of New York	JPY	30,000		USD	278	12/17/14		11
Bank of New York	SGD	100		USD	78	12/17/14		—
Deutsche Bank	USD	4		EUR	3	11/04/14		—
Deutsche Bank	USD	4		EUR	3	11/04/14		—
Deutsche Bank	EUR	4		USD	5	11/04/14		—
Deutsche Bank	EUR	300		USD	380	12/17/14		3
Deutsche Bank	HKD	1,000		USD	129	12/17/14		—
Deutsche Bank	JPY	20,000		USD	184	12/17/14		6
HSBC	USD	1,058		HKD	8,199	12/17/14		(1)
JPMorgan Chase	USD	466		EUR	372	11/04/14		—
		See accompanying notes which are an integral part of the financial statements.

					Russell Global Real Estate Securities Fund 575

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Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	USD	540	EUR	431	11/04/14	—
JPMorgan Chase	USD	12	GBP	8	11/05/14	—
JPMorgan Chase	USD	1,058	HKD	8,199	12/17/14	(1)
JPMorgan Chase	USD	516	SGD	653	12/17/14	(8)
JPMorgan Chase	GBP	7	USD	11	11/05/14	—
Northern Trust	AUD	300	USD	263	12/17/14	—
Northern Trust	EUR	300	USD	380	12/17/14	4
Northern Trust	HKD	1,000	USD	129	12/17/14	—
Northern Trust	JPY	20,000	USD	185	12/17/14	6
Northern Trust	SGD	100	USD	79	12/17/14	1
Standard Chartered	USD	517	SGD	653	12/17/14	(9)
State Street	USD	173	AUD	200	12/17/14	3
State Street	USD	878	AUD	1,000	12/17/14	—
State Street	USD	1,955	AUD	2,153	12/17/14	(66)
State Street	USD	305	BRL	730	11/03/14	(10)
State Street	USD	89	CAD	100	12/17/14	—
State Street	USD	536	CAD	600	12/17/14	(4)
State Street	USD	840	CAD	925	12/17/14	(21)
State Street	USD	43	EUR	34	11/03/14	—
State Street	USD	113	EUR	90	11/03/14	(1)
State Street	USD	126	EUR	100	11/03/14	(1)
State Street	USD	145	EUR	115	11/03/14	(1)
State Street	USD	248	EUR	197	11/03/14	(2)
State Street	USD	100	EUR	79	11/04/14	(1)
State Street	USD	106	EUR	84	11/04/14	—
State Street	USD	8	EUR	7	11/05/14	—
State Street	USD	86	EUR	68	11/05/14	—
State Street	USD	379	EUR	300	12/17/14	(3)
State Street	USD	2,154	EUR	1,700	12/17/14	(23)
State Street	USD	3,555	EUR	2,754	12/17/14	(102)
State Street	USD	79	HKD	610	11/03/14	—
State Street	USD	97	HKD	750	11/03/14	—
State Street	USD	159	HKD	1,231	11/03/14	—
State Street	USD	161	HKD	1,249	11/03/14	—
State Street	USD	16	HKD	124	11/04/14	—
State Street	USD	46	HKD	359	11/04/14	—
State Street	USD	278	HKD	2,152	11/04/14	—
State Street	USD	129	HKD	1,000	12/17/14	—
State Street	USD	1,161	HKD	9,000	12/17/14	—
State Street	USD	12	JPY	1,301	11/04/14	—
State Street	USD	138	JPY	14,917	11/04/14	(5)
State Street	USD	326	JPY	35,240	11/04/14	(12)
State Street	USD	21	JPY	2,250	11/05/14	(1)
State Street	USD	43	JPY	4,713	11/05/14	(1)
State Street	USD	46	JPY	4,975	11/05/14	(1)
State Street	USD	55	JPY	5,968	11/05/14	(2)
State Street	USD	62	JPY	6,756	11/05/14	(2)
State Street	USD	159	JPY	17,349	11/05/14	(5)
State Street	USD	266	JPY	28,948	11/05/14	(8)
State Street	USD	198	JPY	22,178	11/06/14	—
State Street	USD	210	JPY	23,524	11/06/14	—
State Street	USD	399	JPY	44,750	11/06/14	(1)
State Street	USD	661	JPY	74,127	11/06/14	(1)
State Street	USD	969	JPY	105,555	11/07/14	(29)
State Street	USD	464	JPY	50,000	12/17/14	(19)
State Street	USD	1,668	JPY	180,000	12/17/14	(65)
State Street	USD	4,054	JPY	432,487	12/17/14	(204)
State Street	USD	78	SGD	100	12/17/14	(1)
State Street	USD	392	SGD	500	12/17/14	(3)
State Street	AUD	21	USD	19	11/03/14	—
State Street	AUD	159	USD	141	11/05/14	—
State Street	AUD	314	USD	277	11/05/14	1
State Street	AUD	86	USD	76	11/06/14	—
State Street	AUD	94	USD	83	11/06/14	—
State Street	AUD	150	USD	131	12/17/14	(1)
State Street	AUD	200	USD	174	12/17/14	(1)
State Street	AUD	200	USD	177	12/17/14	1

See accompanying notes which are an integral part of the financial statements.

576 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
			Amount	Amount			(Depreciation)
Counterparty			Sold	Bought		Settlement Date	$
State Street		CAD	100	USD	89	12/17/14	1
State Street		CAD	100	USD	90	12/17/14	1
State Street		CAD	100	USD	89	12/17/14	1
State Street		EUR	43	USD	54	11/05/14	—
State Street		EUR	100	USD	127	12/17/14	2
State Street		EUR	100	USD	126	12/17/14	1
State Street		EUR	300	USD	382	12/17/14	6
State Street		EUR	300	USD	380	12/17/14	4
State Street		HKD	85	USD	11	11/03/14	—
State Street		HKD	3,996	USD	515	11/03/14	—
State Street		HKD	387	USD	50	11/04/14	—
State Street		HKD	5,260	USD	678	11/04/14	—
State Street		HKD	2,000	USD	258	12/17/14	—
State Street		HKD	2,000	USD	258	12/17/14	—
State Street		JPY	1,778	USD	16	11/04/14	1
State Street		JPY	9,071	USD	84	11/04/14	3
State Street		JPY	12,214	USD	113	11/04/14	4
State Street		JPY	21,045	USD	195	11/04/14	7
State Street		JPY	41,366	USD	383	11/04/14	17
State Street		JPY	1,760	USD	16	11/05/14	—
State Street		JPY	2,398	USD	22	11/05/14	1
State Street		JPY	4,020	USD	37	11/05/14	1
State Street		JPY	7,763	USD	71	11/05/14	2
State Street		JPY	10,408	USD	96	11/05/14	3
State Street		JPY	14,507	USD	133	11/05/14	4
State Street		JPY	15,214	USD	140	11/05/14	4
State Street		JPY	4,390	USD	39	11/06/14	—
State Street		JPY	12,665	USD	113	11/06/14	—
State Street		JPY	16,175	USD	145	11/06/14	1
State Street		JPY	17,743	USD	158	11/06/14	—
State Street		JPY	20,432	USD	183	11/06/14	1
State Street		JPY	21,003	USD	188	11/06/14	1
State Street		JPY	25,109	USD	225	11/06/14	1
State Street		JPY	44,639	USD	400	11/06/14	2
State Street		JPY	45,051	USD	402	11/06/14	1
State Street		JPY	82,899	USD	740	11/06/14	2
State Street		JPY	10,000	USD	91	12/17/14	2
State Street		JPY	10,000	USD	92	12/17/14	3
State Street		JPY	40,000	USD	368	12/17/14	11
State Street		JPY	40,000	USD	374	12/17/14	18
State Street		SGD	18	USD	14	11/03/14	—
State Street		SGD	46	USD	36	11/04/14	—
State Street		SGD	100	USD	79	12/17/14	1
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							(543)

Index Swap Contracts (*)
Amounts in thousands
Fund Receives				Notional		Termination	Fair Value
Underlying Security		Counterparty		Amount		Date	$
iShares U.S. Real Estate ETF Index	Bank of America			USD	14,546	08/31/15	153
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)							153

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate.

Presentation of Portfolio Holdings

Amounts in thousands

			Fair Value

Portfolio Summary	Level 1		Level 2	Level 3		Total	% of Net Assets
Common Stocks

			See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Australia	$112,599	$—	$173	$112,772	6.1
Austria	2,373	—	—	2,373	0.1
Belgium	43	—	—	43	—*
Brazil	4,624	—	—	4,624	0.3
Canada	37,612	—	—	37,612	2.0
China	1,400	—	—	1,400	0.1
Finland	3,689	—	—	3,689	0.2
France	63,172	—	—	63,172	3.4
Germany	34,794	—	—	34,794	1.9
Hong Kong	172,315	—	—	172,315	9.4
Ireland	334	—	—	334	—*
Italy	862	—	—	862	—*
Japan	246,762	—	—	246,762	13.5
Luxembourg	5,057	—	—	5,057	0.3
Netherlands	19,761	—	—	19,761	1.1
Norway	5,027	—	—	5,027	0.3
Singapore	63,612	—	—	63,612	3.5
Spain	4,707	—	—	4,707	0.3
Sweden	14,893	—	—	14,893	0.8
Switzerland	3,799	—	—	3,799	0.2
United Kingdom	118,659	—	—	118,659	6.5
United States	867,699	—	—	867,699	47.3
Short-Term Investments	—	37,870	—	37,870	2.0
Other Securities	—	41,411	—	41,411	2.3
Total Investments	1,783,793	79,281	173	1,863,247	101.6
Other Assets and Liabilities, Net					(1.6)
					100.0

Other Financial Instruments
Futures Contracts	1,084	—	—	1,084	0.1
Foreign Currency Exchange Contracts	2	(545)	—	(543)	(—)*
Index Swap Contracts	—	153	—	153	—*
Total Other Financial Instruments**	$1,086	$(392)	$—	$694

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

578 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$159
Variation margin on futures contracts*	1,084	—
Index swap contracts, at fair value	153	—
Total	$1,237	$159

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$702
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,087	$—
Index swap contracts	2,840	—
Foreign currency-related transactions**	—	(509)
Total	$5,927	$(509)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$595	$—
Index swap contracts	(616)	—
Foreign currency-related transactions***	—	(1,028)
Total	$(21)	$(1,028)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 579

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Russell Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts		of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Securities on Loan*	Investments, at fair value		$40,342 $	— $	40,342
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		159	—	159
Futures Contracts	Variation margin on futures contracts		485	—	485
Index Swap Contracts	Index swap contracts, at fair value		153	—	153
Total			$41,139 $	— $	41,139

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Bank of America	$158	$25	$	— $	133
Bank of Montreal	1	1		—	—
Bank of New York	19	4		—	15
Barclays	12,576	—		12,576	—
Credit Suisse	595	—		595	—
Deutsche Bank	1,688	—		1,678	10
JPMorgan Chase	4,804	—		4,804	—
Merrill Lynch	7,185	—		7,185	—
Morgan Stanley	12,341	—		12,341	—
Northern Trust	12	1		—	11
State Street	112	55		—	57
UBS	1,648	—		1,162	486
Total	$41,139	$86		$40,341	$712

See accompanying notes which are an integral part of the financial statements.

580 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	$702	$	— $	702
Total	$702	$	— $	702

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Bank of America	$25	$25	$	— $	—
Bank of Montreal	56	1		—	55
Bank of New York	4	4		—	—
HSBC	1	—		—	1
JPMorgan Chase	9	—		—	9
Northern Trust	1	1		—	—
Standard Chartered	9	—		—	9
State Street	597	55		—	542
Total	$702	$86	$	— $	616

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 581

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,492,324
Investments, at fair value(*)(>)	1,863,247
Cash (restricted)(a)(b)	3,900
Foreign currency holdings(^)	1,638
Unrealized appreciation on foreign currency exchange contracts	159
Receivables:
Dividends and interest	1,765
Dividends from affiliated Russell funds	3
Investments sold	16,514
Fund shares sold	2,007
Foreign capital gains taxes recoverable	383
Variation margin on futures contracts	485
Prepaid expenses	5
Index swap contracts, at fair value(8)	153
Total assets	1,890,259

Liabilities
Payables:
Due to custodian	8
Investments purchased	11,168
Fund shares redeemed	1,542
Accrued fees to affiliates	1,575
Other accrued expenses	208
Unrealized depreciation on foreign currency exchange contracts	702
Payable upon return of securities loaned	41,411
Total liabilities	56,614

Net Assets	$1,833,645

See accompanying notes which are an integral part of the financial statements.

582 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(24,484)
Accumulated net realized gain (loss)	52,951
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	370,923
Futures contracts	1,084
Index swap contracts	153
Foreign currency-related transactions	(496)
Shares of beneficial interest	451
Additional paid-in capital	1,433,063
Net Assets	$1,833,645
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$39.99
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$42.43
Class A — Net assets	$30,324,006
Class A — Shares outstanding ($.01 par value)	758,328
Net asset value per share: Class C(#)	$38.96
Class C — Net assets	$41,935,859
Class C — Shares outstanding ($.01 par value)	1,076,447
Net asset value per share: Class E(#)	$40.02
Class E — Net assets	$35,654,602
Class E — Shares outstanding ($.01 par value)	890,813
Net asset value per share: Class S(#)	$40.73
Class S — Net assets	$ 1,556,497,596
Class S — Shares outstanding ($.01 par value)	38,215,342
Net asset value per share: Class Y(#)	$40.71
Class Y — Net assets	$169,232,607
Class Y — Shares outstanding ($.01 par value)	4,157,041
Amounts in thousands
(^) Foreign currency holdings - cost	$1,649
(*) Securities on loan included in investments	$40,342
(>) Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$79,281
(a) Cash Collateral for Futures	$2,400
(b) Cash Collateral for Swaps	$1,500
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 583

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$50,461
Dividends from affiliated Russell funds	36
Securities lending income	379
Less foreign taxes withheld	(2,375)
Total investment income	48,501

Expenses
Advisory fees	14,025
Administrative fees	835
Custodian fees	541
Distribution fees - Class A	72
Distribution fees - Class C	312
Transfer agent fees - Class A	58
Transfer agent fees - Class C	83
Transfer agent fees - Class E	77
Transfer agent fees - Class S	2,881
Transfer agent fees - Class Y	9
Professional fees	103
Registration fees	116
Shareholder servicing fees - Class C	104
Shareholder servicing fees - Class E	96
Trustees’ fees	41
Printing fees	170
Miscellaneous	87
Total expenses	19,610
Net investment income (loss)	28,891

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	132,678
Futures contracts	3,087
Index swap contracts	2,840
Foreign currency-related transactions	(574)
Net realized gain (loss)	138,031
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	9,346
Futures contracts	595
Index swap contracts	(616)
Foreign currency-related transactions	(956)
Net change in unrealized appreciation (depreciation)	8,369
Net realized and unrealized gain (loss)	146,400
Net Increase (Decrease) in Net Assets from Operations	$175,291

See accompanying notes which are an integral part of the financial statements.

584 Russell Global Real Estate Securities Fund

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Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,891	$29,719
Net realized gain (loss)	138,031	160,513
Net change in unrealized appreciation (depreciation)	8,369	10,090
Net increase (decrease) in net assets from operations	175,291	200,322

Distributions
From net investment income
Class A	(790)	(1,506)
Class C	(869)	(2,043)
Class E	(1,056)	(1,959)
Class S	(42,159)	(67,126)
Class Y	(6,667)	(19,334)
From net realized gain
Class A	(2,078)	(95)
Class C	(3,209)	(151)
Class E	(2,783)	(125)
Class S	(98,839)	(4,040)
Class Y	(17,188)	(1,189)
Net decrease in net assets from distributions	(175,638)	(97,568)

Share Transactions*
Net increase (decrease) in net assets from share transactions	113,645	(17,894)
Total Net Increase (Decrease) in Net Assets	113,298	84,860

Net Assets
Beginning of period	1,720,347	1,635,487
End of period	$1,833,645	$1,720,347
Undistributed (overdistributed) net investment income included in net assets	$(24,484)	$(28,122)

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 585

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Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	103	$3,890	147	$5,895
Proceeds from reinvestment of distributions	79	2,851	41	1,589
Payments for shares redeemed	(142)	(5,384)	(199)	(7,843)
Net increase (decrease)	40	1,357	(11)	(359)
Class C
Proceeds from shares sold	93	3,442	211	8,261
Proceeds from reinvestment of distributions	114	3,982	57	2,145
Payments for shares redeemed	(245)	(9,048)	(285)	(11,005)
Net increase (decrease)	(38)	(1,624)	(17)	(599)
Class E
Proceeds from shares sold	229	8,700	227	9,035
Proceeds from reinvestment of distributions	105	3,788	53	2,054
Payments for shares redeemed	(396)	(15,293)	(276)	(10,958)
Net increase (decrease)	(62)	(2,805)	4	131
Class S
Proceeds from shares sold	8,905	342,900	8,430	340,158
Proceeds from reinvestment of distributions	3,815	139,698	1,780	70,314
Payments for shares redeemed	(7,865)	(303,450)	(7,147)	(289,225)
Net increase (decrease)	4,855	179,148	3,063	121,247
Class Y
Proceeds from shares sold	494	19,122	525	20,909
Proceeds from reinvestment of distributions	653	23,855	520	20,523
Payments for shares redeemed	(2,709)	(105,408)	(4,466)	(179,746)
Net increase (decrease)	(1,562)	(62,431)	(3,421)	(138,314)
Total increase (decrease)	3,233	$113,645	(382)	$(17,894)

See accompanying notes which are an integral part of the financial statements.

586 Russell Global Real Estate Securities Fund

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Russell Investment Company

Russell Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)(a)	and Unrealized	Investment	from Net	from Net	$ Distribution
	Period	(d)	Gain (Loss)	Operations	Investment Income	Realized Gain	In Excess(h)
Class A
October 31, 2014	40.49	.54	2.97	3.51	(1.07)	(2.94)	—
October 31, 2013	38.18	.58	3.94	4.52	(2.08)	(.13)	—
October 31, 2012	33.52	.63	4.72	5.35	(.69)	—	—
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—	(.04)
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—	—

Class C
October 31, 2014	39.55	.24	2.90	3.14	(.79)	(2.94)	—
October 31, 2013	37.34	.28	3.85	4.13	(1.79)	(.13)	—
October 31, 2012	32.83	.36	4.60	4.96	(.45)	—	—
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—	(.03)
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—	—

Class E
October 31, 2014	40.52	.54	2.97	3.51	(1.07)	(2.94)	—
October 31, 2013	38.20	.58	3.95	4.53	(2.08)	(.13)	—
October 31, 2012	33.54	.63	4.72	5.35	(.69)	—	—
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—	(.04)
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—	—

Class S
October 31, 2014	41.16	.64	3.04	3.68	(1.17)	(2.94)	—
October 31, 2013	38.78	.67	4.02	4.69	(2.18)	(.13)	—
October 31, 2012	34.03	.73	4.79	5.52	(.77)	—	—
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—	(.05)
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—	—

Class Y
October 31, 2014	41.15	.73	3.01	3.74	(1.24)	(2.94)	—
October 31, 2013	38.76	.84	3.94	4.78	(2.25)	(.13)	—
October 31, 2012	34.03	.81	4.77	5.58	(.85)	—	—
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—	(.05)
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—	—

See accompanying notes which are an integral part of the financial statements.

588 Russell Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross	Net(d)	Net Assets(d)	Turnover Rate

(4.01)	39.99	9.98	30,324	1.36	1.36	1.41	69
(2.21)	40.49	12.17	29,098	1.35	1.35	1.47	78
(.69)	38.18	16.03	27,867	1.35	1.35	1.79	64
(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69
(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141

(3.73)	38.96	9.14	41,936	2.11	2.11	.66	69
(1.92)	39.55	11.34	44,084	2.10	2.10	.73	78
(.45)	37.34	15.17	42,262	2.10	2.10	1.05	64
(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69
(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141

(4.01)	40.02	9.95	35,655	1.36	1.36	1.42	69
(2.21)	40.52	12.18	38,596	1.35	1.35	1.46	78
(.69)	38.20	16.01	36,250	1.35	1.35	1.79	64
(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69
(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141

(4.11)	40.73	10.23	1,556,497	1.11	1.11	1.65	69
(2.31)	41.16	12.46	1,373,266	1.10	1.10	1.68	78
(.77)	38.78	16.32	1,174,848	1.10	1.10	2.05	64
(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69
(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141

(4.18)	40.71	10.45	169,233.91		.91	1.88	69
(2.38)	41.15	12.69	235,303.90		.90	2.03	78
(.85)	38.76	16.53	354,260.92		.92	2.26	64
(1.00)	34.03	(2.10)	376,191.93		.93	1.86	69
(.95)	35.76	37.83	399,759.91		.91	3.28	141

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund 589

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Multi-Strategy Alternative Fund - Class A‡			Barclays U.S. 1-3 Month Treasury Bill Index**
	Total			Total
	Return			Return
1 Year	(6.75)%		1 Year	0.03%
Inception*	(2.43	)%§	Inception*	0.05	%§

			HFRX Equal Weighted Strategies Index***
Russell Multi-Strategy Alternative Fund - Class C				Total
	Total			Return
	Return		1 Year	1.01%
1 Year	(1.75)%		Inception*	3.31	%§
Inception*	(0.52	)%§

Russell Multi-Strategy Alternative Fund - Class E
	Total
	Return
1 Year	(1.01)%
Inception*	0.17	%§

Russell Multi-Strategy Alternative Fund - Class S
	Total
	Return
1 Year	(0.78)%
Inception*	0.41	%§

Russell Multi-Strategy Alternative Fund - Class Y
	Total
	Return
1 Year	(0.60)%
Inception*	0.62	%§

590 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The Russell Multi-Strategy Alternative Fund (the “Fund”)	results across equity hedge, tactical trading, and relative value
employs a multi-manager approach whereby portions of the Fund	strategies, while event driven managers struggled amid recent
are allocated to different money managers. Fund assets not	headwinds. Within the two top performing strategies - tactical
allocated to money managers are managed by Russell Investment	trading and equity hedge - systematic macro was the best
Management Company (“RIMCo”), the Fund’s advisor. RIMCo	performing tactical trading sub-strategy, while the quantitative
may change the allocation of the Fund’s assets among money	equity sub-strategy generated strong results for equity hedge.
managers at any time. An exemptive order from the Securities	Conversely, event driven managers suffered losses from exposures
and Exchange Commission (“SEC”) permits RIMCo to engage	to credit and idiosyncratic / deal-specific equity holdings.
or terminate a money manager at any time, subject to approval	Throughout the fiscal year period, the Fund tactically managed
by the Fund’s Board, without a shareholder vote. Pursuant to the	its strategic allocations amid choppy market conditions, shifting
terms of the exemptive order, the Fund is required to notify its	its allocations between defensively positioned managers and
shareholders within 90 days of when a money manager begins	fundamental long/short equity exposures within the U.S. and
providing services. As of October 31, 2014, the Fund had nine	Japan; catalyst driven equity exposure within the U.S. and Europe;
money managers.	and global discretionary macro strategies. The Fund experienced
What is the Fund’s investment objective?	a modest whipsawing of performance as market conditions caused
The Fund seeks to achieve long term capital growth with low	positions that contributed positively to portfolio performance in
correlation to, and lower volatility than, global equity markets.	one quarter to sell off in a subsequent quarter. Heading into fiscal year end, the Fund suffered losses as a divergence in growth
How did the Fund perform relative to its benchmark for the	expectations and the direction of monetary policy between the
fiscal year ended October 31, 2014?	U.S. and other major economies led to a breakout in some asset
For the fiscal year ended October 31, 2014, the Fund’s Class A,	classes and increased volatility in others. In general, most risk
Class C, Class E, Class S and Class Y Shares lost 1.05%, 1.75%,	assets experienced heightened levels of volatility, with the U.S.
1.01%, 0.78%, and 0.60%, respectively. This is compared to	dollar gaining strength across most currencies, equities and
the Fund’s benchmark, the Barclays U.S. 1-3 Month Treasury Bill	credit suffering from whipsawing price action, and commodities
Index, which gained 0.03% during the same period. The Fund’s	dramatically selling off. Despite resiliency from the Fund’s credit
secondary benchmark, the HFRX Equal Weighted Strategies	and equity money managers in previous quarters, most of the
Index, gained 1.01% during the same period. The HFRX Equal	Fund’s event driven credit and fundamental equity managers
Weighted Strategies Index is composed of hedge fund strategies	suffered losses as global equity markets declined and credit
that RIMCo believes are representative of the Fund’s investment	spreads widened. Tactical trading managers, however, were able
strategies. The Fund’s performance includes operating expenses,	to offset some of the losses as the shift in the macroeconomic
whereas index returns are unmanaged and do not include	landscape generated profits in currencies, rates, and emerging
expenses of any kind.	market positions.

For the fiscal year ended October 31, 2014, the Morningstar®	How did the investment strategies and techniques employed
Multi-Alternative, a group of funds that Morningstar considers to	by the Fund and its money managers affect its benchmark
have investment strategies similar to those of the Fund, gained	relative performance?
2.73%. This result serves as a peer comparison and is expressed	Amundi Investment Advisors USA (“Amundi”) was terminated
net of operating expenses.	in September 2014 and underperformed the HFRX RV: Volatility
RIMCo may assign a money manager a specific benchmark	Index for the portion of the fiscal year in which it was a money
other than the Fund’s index. However, the Fund’s secondary	manager for the Fund. The portfolio’s directional long exposure
benchmark is generally representative of the aggregate of each	to volatility was the primary driver of underperformance, as
money manager’s benchmark index and the Fund’s primary index	modest losses were caused by declining global volatility during
remains the benchmark for the Fund.	the period.

How did the market conditions described in the Market	AQR Capital Management, LLC (“AQR”) outperformed the HFRX
Summary report affect the Fund’s performance?	Macro/CTA Index for the fiscal year. The tactical rebalancing
For the fiscal year ending October 31, 2014, global hedge fund	between AQR’s managed futures and risk-parity strategies
strategies, as measured by the HFRX Global Hedge Fund Index,	boosted performance over the year. Exposures to equities and
gained 0.96%. Performance was primarily driven by positive	select currencies benefited, while select commodity exposures detracted from performance.

Russell Multi-Strategy Alternative Fund 591

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Brigade Capital Management, LLC (“Brigade”) outperformed the	situations and deal-specific names. Gains were modestly offset
HFRX ED: Distressed Restructuring Index for the fiscal year.	by Scoggin’s opportunistic selection of certain sovereign credits.
The large majority of Brigade’s returns were earned from long	The Cambridge Strategy (Asset Management) Limited
positions in high-yield bonds and loans, which benefited from the	(“Cambridge”) outperformed the HFRX Macro/CTA Index for
resiliency of the high yield market. Due to rallying credit markets,	the fiscal year. Cambridge generated profits during the year from
gains were modestly offset by Brigade’s short positions.	exposures to currencies, interest rates, and emerging market
DCI, LLC (“DCI”) outperformed the HFRX Relative Value Index	equities, while select commodity exposures detracted from
for the fiscal year. DCI benefited over the period from positive	performance.
mispricing effects and other idiosyncratic credit positions. Due	2100 Xenon Group LLC (“Xenon”) was terminated in September
to tightening credit spreads, gains were modestly offset by the	2014 and underperformed the HFRX Macro/CTA Index for the
manager’s short positions.	portion of the fiscal year in which it was a money manager for the
Galtere Ltd./Galtere N.A. (“Galtere”) was terminated in September	Fund. Xenon’s trend-following strategy struggled over the period
2014 and underperformed the HFRX Macro: Discretionary	as volatile macroeconomic conditions and central bank policies
Thematic Index for the portion of the fiscal year in which it was	proved difficult for model based strategies.
a money manager for the Fund. Performance for Galtere was	Pacific Investment Management Company (“PIMCO”)
negatively affected by a broad sell-off across the commodities	outperformed the HFRX Relative Value Index for the fiscal year.
complex during the year, with notable losses stemming from	PIMCO’s performance was driven by tactically trading interest
specific agricultural commodities and metals.	rate strategies in the U.S., U.K., and Australia, as well as through
Lazard Asset Management, LLC (“Lazard”) underperformed	relative value exposure in both agency/non-agency securities.
the HFRX Japan Index for the fiscal year. Despite a rally in	RIMCo manages the portion of the Fund’s assets that RIMCo
Japanese equities during the year, poor management of net	determines not to allocate to the money managers. Assets not
exposures coupled with detrimental stock selection resulted in	allocated to managers include the Fund’s liquidity reserves and
underperformance.	assets which may be managed directly by RIMCo to modify the
Levin Capital Strategies, L.P. (“Levin”) was terminated in	Fund’s overall exposures to seek to achieve the desired risk/
September 2014 and underperformed the HFRX EH: Short Bias	return profile for the Fund.
Index for the portion of the fiscal year in which it was a money	In September 2014, RIMCo implemented a direct managed
manager for the Fund. Levin’s short bias U.S. equity strategy	positioning strategy within the Fund. The strategy was
experienced losses as equity markets steadily rallied over the	implemented on a discretionary basis for strategic and tactical
course of the fiscal year.	reasons, including hedging and exposure management purposes.
Omega Advisors, Inc. (“Omega”) underperformed the HFRX EH:	The strategy utilizes index futures for both equities and fixed
Fundamental Value Index for the fiscal year mainly due to equity	income exposures. Examples of trades include gaining or
exposures within the energy sector.	offsetting exposures to certain factors/styles/geographies that
Passport Capital, LLC (“Passport”) was added to the Fund in	currently do or do not exist through manager holdings; increasing
September 2014 and underperformed the HFRX Equity Hedge	or reducing specific directional exposures (e.g., the Fund’s level of
Index for the portion of the fiscal year in which it was a money	U.S. equity exposure); and implementing more effective hedges.
manager in the Fund. Passport’s energy sector exposure detracted	Since its implementation, the strategy has performed in-line with
from performance over the last two months of the fiscal period.	expectations.
TCW/Scoggin, LLC (“Scoggin”) outperformed the HFRX Event	Describe any changes to the Fund’s structure or allocation
Driven Index for the fiscal year. Despite a sell-off within specific	to the Underlying Funds.
event driven equities names in October, Scoggin managed to	In September 2014, RIMCo terminated Amundi, Levin, Galtere
generate positive performance from stock selection within special	and Xenon as money managers for the Fund and hired Passport
as a money manager for the Fund.

592 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Money Managers as of October 31,		Money Managers as of October 31,
2014	Styles	2014	Styles
AQR Capital Management, LLC	Tactical Trading -	DCI, LLC	Relative Value - Fixed
	Systematic Macro		Income - Credit Long/
	- Managed Futures /		Short
	Quantitative Macro	Pacific Investment Management Company	Relative Value - Fixed
Brigade Capital Management, L.P.	Event Driven - Credit	LLC	Income - Diversified
	- Opportunistic	The views expressed in this report reflect those of the portfolio
The Cambridge Strategy (Asset	Tactical Trading -	managers only through the end of the period covered by
Management) Limited	Discretionary Macro -	the report. These views do not necessarily represent the
Global Diversified
TCW/Scoggin, LLC	Event Driven - Equity -	views of RIMCo, or any other person in RIMCo or any other
	Special Situations	affiliated organization. These views are subject to change
Lazard Asset Management, LLC	Equity Hedge -	at any time based upon market conditions or other events,
	Fundamental - Japan -	and RIMCo disclaims any responsibility to update the views
	Variable Net	contained herein. These views should not be relied on as
Omega Advisors, Inc.	Equity Hedge -	investment advice and, because investment decisions for
Fundamental - US - Long
	Biased	a Russell Investment Company (“RIC”) Fund are based on
Passport Capital LLC	Equity Hedge -	numerous factors, should not be relied on as an indication
	Fundamental - Global -	of investment decisions of any RIC Fund.
Variable Net

*	Assumes initial investment on August 6, 2012.
**	The Barclays 1-3 Month U.S. Treasury Bill Index includes all publicy issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
***	The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The HFRX Equal Weighted Strategies Index applies an equal weight to all constituent strategy indices.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Multi-Strategy Alternative Fund 593

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$988.10	$1,013.71
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$11.43	$11.57

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 2.28%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$985.00	$1,009.93
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$15.16	$15.35
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 3.03%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$988.10	$1,013.71
	Expenses Paid During Period*	$11.43	$11.57

* Expenses are equal to the Fund's annualized expense ratio of 2.28%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

594 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$989.10	$1,014.97
Expenses Paid During Period*	$10.18	$10.31

* Expenses are equal to the Fund's annualized expense ratio of 2.03%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class Y	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$990.10	$1,015.98
Expenses Paid During Period*	$9.18	$9.30

* Expenses are equal to the Fund's annualized expense ratio of 1.83%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

Russell Multi-Strategy Alternative Fund 595

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 17.7%			Cornerstone Chemical Co.
Asset-Backed Securities - 0.1%			9.375% due 03/15/18 (Þ)	415	414
Carrington Mortgage Loan Trust			DISH DBS Corp.
Series 2006-NC5 Class A5			5.000% due 03/15/23	390	389
0.262% due 01/25/37 (Ê)	561	434	Dynegy Finance I, Inc. / Dynegy
Countrywide Asset-Backed			Finance II, Inc.
Certificates Trust			7.375% due 11/01/22 (Å)	455	481
Series 2004-5 Class M1			7.625% due 11/01/24 (Å)	410	435
1.007% due 08/25/34 (Ê)	300	283	Energy Transfer Equity, LP
Series 2005-11 Class AF3			5.875% due 01/15/24	880	924
4.778% due 02/25/36 (Ê)	234	238	EXCO Resources, Inc.
Series 2006-5 Class 2A2			8.500% due 04/15/22	610	531
0.332% due 08/25/36 (Ê)	201	196	GenOn Americas Generation LLC
		1,151	8.500% due 10/01/21	870	822
Corporate Bonds and Notes - 5.1%			9.125% due 05/01/31	615	575
Advanced Micro Devices, Inc.			Guitar Center, Inc.
7.500% due 08/15/22	760	695	6.500% due 04/15/19	370	337
AK Steel Corp.			9.625% due 04/15/20	590	433
7.625% due 10/01/21	495	496
Albertsons Holdings LLC/Saturn			Harland Clarke Holdings Corp.
			9.250% due 03/01/21 (Þ)	1,140	1,154
Acquisition Merger Sub, Inc.			Illinois Power Generating Co.
7.750% due 10/15/22 (Å)	845	832	6.300% due 04/01/20	630	575
Albertsons, Inc.			Immucor, Inc.
7.450% due 08/01/29	290	267	11.125% due 08/15/19	665	725
8.000% due 05/01/31	1,400	1,340	JC Penney Corp.
Alpha Natural Resources, Inc.			8.125% due 10/01/19	710	682
3.750% due 12/15/17	265	168	JC Penney Corp., Inc.
6.000% due 06/01/19	575	287	5.650% due 06/01/20	335	276
American Achievement Corp.			Kennedy-Wilson, Inc.
10.875% due 04/15/16 (Þ)	720	707	5.875% due 04/01/24	365	372
American Energy - Woodford LLC/			Kindred Healthcare, Inc.
AEW Finance Corp.			6.375% due 04/15/22	840	827
9.000% due 09/15/22 (Þ)	415	365	Lantheus Medical Imaging, Inc.
American Energy-Permian Basin,			9.750% due 05/15/17	565	533
LLC / AEPB Finance Corp.			Lehman Brothers Holdings, Inc.
7.125% due 11/01/20 (Þ)	680	588	1.000% due 01/24/49	5,000	737
7.375% due 11/01/21 (Þ)	455	398	Liberty Interactive LLC
APX Group, Inc.			4.000% due 11/15/29	234	150
6.375% due 12/01/19	190	187	8.250% due 02/01/30	310	338
8.750% due 12/01/20	1,190	1,029	3.750% due 02/15/30	2,023	1,268
Aurora Diagnostics Holdings /			Linn Energy LLC
Aurora Diagnostics Financing,			6.500% due 09/15/21	250	229
Inc.			Linn Energy LLC / Linn Energy
10.750% due 01/15/18	845	710	Finance Corp.
BMC Software Finance, Inc.			6.500% due 05/15/19	170	159
8.125% due 07/15/21 (Þ)	1,150	1,101	MMC Energy, Inc.
Bon-Ton Department Stores, Inc.			8.875% due 10/15/20	995	—
(The)			Mohegan Tribal Gaming Authority
8.000% due 06/15/21	585	509	9.750% due 09/01/21	655	675
Boxer Parent Co., Inc.			Momentive Performance Materials,
9.000% due 10/15/19 (Þ)	310	278	Inc.
Caesars Entertainment Operating			3.880% due 10/24/21	995	861
Co., Inc.			Monitronics International, Inc.
9.000% due 02/15/20	2,570	1,937	9.125% due 04/01/20	1,150	1,185
Cenveo Corp.			MTR Gaming Group, Inc.
8.500% due 09/15/22	195	179	11.500% due 08/01/19	485	533
Chester Downs & Marina LLC /			New Albertsons, Inc.
			7.750% due 06/15/26	35	33
Chester Downs Finance Corp.			8.700% due 05/01/30	120	118
9.250% due 02/01/20 (Þ)	1,280	1,139
Clear Channel Communications,			PF Chang's China Bistro, Inc.
			10.250% due 06/30/20 (Þ)	505	502
Inc.			Radio One, Inc.
12.000% due 02/01/21	348	303
See accompanying notes which are an integral part of the financial statements.

596 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
9.250% due 02/15/20 (Þ)	335	332	6.750% due 08/13/21		695	675
Rain CII Carbon LLC / CII Carbon			Aricent Technologies 1st Lien Term
Corp.			Loan
8.250% due 01/15/21 (Þ)	970	989	5.500% due 04/14/21		399	398
Rite Aid Corp.			Banco do Brasil SA
7.700% due 02/15/27	740	821	3.875% due 10/10/22		900	850
Rockies Express Pipeline LLC			Bluewater Holding BV
6.000% due 01/15/19 (Þ)	280	297	10.000% due 12/10/19 (Þ)		500	495
5.625% due 04/15/20 (Þ)	920	961	Cathedral Lake CLO, Ltd.
Roundy's Supermarkets, Inc.			Series 2014-1A Class C
10.250% due 12/15/20 (Þ)	395	357	3.881% due 01/15/26 (Ê)(Þ)		250	229
Sabine Pass Liquefaction LLC			Cemex SAB de CV
5.625% due 02/01/21	300	314	7.250% due 01/15/21 (Þ)		500	539
6.250% due 03/15/22 (Þ)	290	313	CFIP CLO Ltd.
			Series 2014-1A Class D
5.625% due 04/15/23	1,485	1,537	3.730% due 04/13/25 (Å)		250	228
SandRidge Energy, Inc.			Covenant Care Partners CLO I, Ltd.
7.500% due 02/15/23	1,590	1,415
Shingle Springs Tribal Gaming			3.684% due 07/20/26		250	227
			Cutwater, Ltd.
Authority			3.931% due 07/15/26 (Þ)		100	92
9.750% due 09/01/21 (Þ)	1,350	1,502	Drillships Ocean Ventures, Inc.
Signode Industrial Group Lux SA/			Term Loan
Signode Industrial Group US, Inc.			5.500% due 07/25/21		613	588
6.375% due 05/01/22 (Þ)	1,105	1,072	Dubai World, Ltd. Term Loan B1
Sprint Capital Corp.			1.500% due 09/30/18		554	429
6.875% due 11/15/28	950	924	Gallatin Funding, Ltd.
8.750% due 03/15/32	920	1,028	3.922% due 07/15/23 (Å)		225	224
Sprint Corp.			5.832% due 07/15/23 (Å)		220	220
7.125% due 06/15/24 (Þ)	1,440	1,480	IAMGOLD Corp.
SUPERVALU, Inc.			6.750% due 10/01/20 (Þ)		1,315	1,085
6.750% due 06/01/21	525	515	ICICI Bank, Ltd.
Texas Competitive Electric Holdings			4.750% due 11/25/16 (Þ)		100	105
Co. LLC / TCEH Finance, Inc.			KCA DEUTAG Alpha, Ltd. 1st Lien
11.500% due 10/01/20 (Þ)	1,000	803	Term Loan B
The ServiceMaster Co.			6.250% due 05/16/20		344	332
7.450% due 08/15/27	220	223	LBG Capital No 1 PLC
T-Mobile USA, Inc.			8.500% due 12/29/49 (ƒ)(Þ)		100	111
6.375% due 03/01/25	280	288	Lloyds Bank PLC
Toys R Us, Inc.			12.000% due 12/29/49 (ƒ)(Þ)		300	434
10.375% due 08/15/17	1,440	1,122	Madison Park Funding XI, Ltd.
TransDigm, Inc.			Series 2013-11A Class D
6.000% due 07/15/22	240	243	3.731% due 10/23/25 (Å)(Ê)		250	236
6.500% due 07/15/24	320	329	Mallinckrodt PLC
Walter Energy, Inc.			5.750% due 08/01/22 (Þ)		480	503
9.500% due 10/15/19 (Þ)	250	217	Morgan Stanley
9.875% due 12/15/20	760	216	Series GMTN
8.500% due 04/15/21	665	173	0.502% due 01/16/17 (Ê)	EUR	100	125
WLH PNW Finance Corp.			OFSI Fund V, Ltd.
7.000% due 08/15/22	555	572	Series 2013-5A Class B1L
Zebra Technologies Corp.			4.478% due 04/17/25 (Ê)(Þ)		270	260
7.250% due 10/15/22 (Å)	355	374	OHA Loan Funding, Ltd.
			Series 2013-1A Class D
		49,205	3.831% due 07/23/25 (Ê)(Þ)		250	236
International Debt - 2.2%			OZLM VI, Ltd.
Air Canada			Series 2014-6A Class C
7.750% due 04/15/21 (Þ)	725	759	3.730% due 04/17/26 (Ê)(Þ)		625	578
Alinta Energy Finance Pty., Ltd.			Palmer Square CLO, Ltd.
Delayed Draw Term Loan			6.021% due 10/17/22		250	250
6.375% due 08/13/18	57	57	PHOTONIS Technologies SAS 1st
Alinta, Ltd. Term Loan			Lien Term Loan
6.375% due 05/08/19	855	862	8.500% due 09/18/19		274	271
AP NMT Acquisition BV Term Loan			Republic of Argentina
B			8.280% due 12/31/33		7,964	6,331

			See accompanying notes which are an integral part of the financial statements.

			Russell Multi-Strategy Alternative Fund 597

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
		or Shares	$		or Shares	$
Sberbank of Russia Via SB Capital				Graton Economic Development
SA				Authority Term Loan B
4.950% due 02/07/17 (Þ)		600	602	9.000% due 08/22/18	625	642
SLM Student Loan Trust				GTCR Valor Cos., Inc. 1st Lien
Series 2003-2 Class A5				Term Loan
0.344% due 12/15/23 (Ê)	EUR	659	818	6.000% due 05/30/21	153	149
Slovenia Government International				GTCR Valor Cos., Inc. Delayed
Bond				Draw Term Loan
5.250% due 02/18/24		400	431	6.000% due 05/30/21	116	113
SoftBank Corp.				Hilton Worldwide Finance LLC
4.500% due 04/15/20 (Þ)		525	532	Term Loan
Sound Point CLO II, Ltd.				4.000% due 10/25/20 (Ê)	946	936
Series 2013-1A Class B1L				HJ Heinz Co. Term Loan B2
3.985% due 04/26/25 (Å)(Ê)		280	267	3.500% due 06/05/20 (Ê)	485	482
Sound Point CLO III, Ltd.				Hoffmaster Group, Inc. 1st Lien
Series 2013-2A Class D
4.131% due 07/15/25 (Ê)(Þ)		470	445	Term Loan B
YPF SA				5.250% due 05/09/20	464	462
8.750% due 04/04/24 (Þ)		510	527	Indra Holdings Corp. 1st Lien Term
			21,351	Loan
Loan Agreements - 4.0%				5.250% due 05/01/21	274	271
Albaugh LLC Term Loan B				INEOS / Sasol HDPE LLC Term
6.000% due 05/28/21		489	480	Loan
Albertson's LLC Term Loan B2				4.750% due 07/14/21	404	401
4.750% due 03/21/19		890	887	JC Penney Corp., Inc. 1st Lien Term
Albertsons LLC Term Loan B4				Loan
4.500% due 08/25/21 (Ê)		845	845	6.000% due 05/21/18	777	766
Albertson's LLC Term Loan B4-1				JC Penney Corp., Inc. Term Loan B
4.500% due 08/25/21		50	50	5.000% due 06/20/19	534	521
AMF Bowling Centers, Inc. Term				Kindred Healthcare, Inc. Term Loan
Loan B				4.000% due 04/09/21	599	592
7.250% due 09/18/21		605	599	Maschantucket Western Pequot
Aquilex, LLC 1st Lien Term Loan B				Tribe Term Loan B
6.250% due 12/31/20		462	455	9.375% due 06/30/20	1,605	1,340
Axalta Coating Systems U.S.				Medpace Holdings, Inc. 1st Lien
Holdings, Inc. Term Loan				Term Loan B
3.750% due 02/01/20		282	277	4.750% due 04/01/21	329	327
BMC Software Finance, Inc. Term				Millennium Laboratories, Inc. Term
Loan				Loan B
5.000% due 09/10/20 (Ê)		715	706	5.250% due 04/16/21 (Ê)	444	444
Burger King Corp. Term Loan B				MModal LLC Term Loan B
4.500% due 09/24/21		740	739	9.000% due 01/31/20	1,000	975
Chromaflo Technologies Corp. 2nd				Mohegan Tribal Gaming Authority
Lien Term Loan				Term Loan B
8.250% due 05/27/20		115	115	5.500% due 11/19/19	1,151	1,117
Clear Channel Communications,				Mount Airy Lodge LLC 1st Lien
Inc. 1st Lien Term Loan D				Term Loan
6.904% due 01/30/19		2,582	2,434	13.000% due 04/01/18	592	610
Curo Health Services LLC 1st Lien				Murray Energy Corp. Term Loan
Term Loan				5.250% due 12/05/19	348	345
5.750% due 05/07/20		908	887	New Albertson's, Inc. Term Loan B
Dell International LLC Term Loan B				4.750% due 06/27/21	345	340
4.500% due 04/29/20 (Ê)		1,220	1,221	Nine West Group, Inc. Term Loan
Empire Generating Co. LLC Term				6.250% due 01/08/20	405	375
Loan B				NN, Inc. Term Loan B
5.250% due 03/14/21		781	778	6.000% due 08/27/21	435	432
Empire Generating Co. LLC Term				OCI Beaumont LLC Term Loan B3
Loan C				5.000% due 08/20/19	750	755
5.250% due 03/14/21		55	55	Onex Carestream Finance LP 1st
Energy Future Intermediate Holding				Lien Term Loan
Co. LLC Term Loan				5.000% due 06/07/19	357	357
4.250% due 06/19/16		1,225	1,222

See accompanying notes which are an integral part of the financial statements.

598 Russell Multi-Strategy Alternative Fund

Russell Investment Company
Russell Multi-Strategy Alternative Fund
Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal		Fair			Principal	Fair
	Amount ($)		Value			Amount ($)	Value
	or Shares		$			or Shares	$
Onex Carestream Finance LP 2nd					Toys "R" Us-Delaware, Inc. Term
Lien Term Loan					Loan
9.500% due 06/07/19		836		828	6.000% due 09/01/16	505	458
Panda Patriot LLC Term Loan B1					Toys "R" Us-Delaware, Inc. Term
7.500% due 08/21/20		765		773	Loan B4
6.750% due 12/19/20		385		389	9.750% due 03/15/20	645	586
Panda Sherman Power LLC Term					Tribune Media Co. Term Loan
Loan					4.000% due 12/27/20 (Ê)	277	274
9.000% due 09/13/18		674		684	Tribune Publishing Co. Term Loan
Preferred Proppants LLC Term Loan					5.750% due 07/07/21	595	591
6.750% due 08/12/20		750		713	Vince Intermediate Holding LLC
Red Lobster Management LLC Term					Term Loan
Loan					5.750% due 11/04/19	458	457
6.250% due 07/28/21		660		658	Visant Corp. Term Loan
Rite Aid Corp. 2nd Lien Term Loan					7.000% due 09/23/21	615	606
5.750% due 08/21/20		265		266	Vogue International LLC Term Loan
Roundy's Supermarkets, Inc. 1st					B
Lien Term Loan B					5.250% due 02/14/20	547	547
5.750% due 03/03/21 (Ê)		244		216	Wilton Brands LLC Term Loan
Scientific Games International, Inc.					7.500% due 08/30/18 (Ê)	956	899
Term Loan B1							38,569
6.000% due 10/01/21 (Ê)		545		533	Mortgage-Backed Securities - 0.9%
Sears Roebuck Acceptance Corp.					Adjustable Rate Mortgage Trust
1st Lien Term Loan B					Series 2005-5 Class 2A1
5.500% due 06/30/18		622		604	2.758% due 09/25/35 (Ê)	814	719
Signode Industrial Group US, Inc.					Bear Stearns Alt-A Trust
					Series 2005-10 Class 24A1
Term Loan B					2.356% due 01/25/36 (Ê)	736	566
4.000% due 03/21/21		90		88	Series 2006-3 Class 31A1
SIRVA Worldwide, Inc. Term Loan					2.774% due 05/25/36 (Ê)	814	469
7.500% due 03/27/19 (Ê)		552		557	Bear Stearns Structured Products,
Spencer Spirit Holdings, Inc. Term

Loan B					Series Inc. 2007-R6 Class 1A1
6.750% due 06/30/21		643		635	2.509% due 01/26/36 (Ê)	922	733
Stallion Oilfield Holdings, Inc. Term					Countrywide Alternative Loan Trust
Loan B					Series 2003-11T1 Class A3
8.000% due 06/19/18		165		157	0.602% due 07/25/18 (Ê)	90	87
Surgery Center Holdings, Inc. 1st					Countrywide Home Loans Mortgage
Lien Term Loan					Pass-Through Trust
5.250% due 07/09/20		315		314	Series 2004-12 Class 11A1
Surgery Center Holdings, Inc. 2nd					3.026% due 08/25/34 (Ê)	397	350
Lien Term Loan					Series 2004-16 Class 1A4A
8.500% due 07/09/21		220		216	0.962% due 09/25/34 (Ê)	124	114
Texas Competitive Electric Holdings					Series 2004-25 Class 1A1
Co. LLC Extended Term Loan					0.532% due 02/25/35 (Ê)	121	111
4.647% due 10/10/17 (Ê)		950		691	Series 2004-25 Class 2A1
The Talbots, Inc. 1st Lien Term					0.542% due 02/25/34 (Ê)	150	135
Loan					DSLA Mortgage Loan Trust
4.750% due 03/19/20		174		168	Series 2004-AR3 Class 2A1
The Talbots, Inc. 2nd Lien Term					2.498% due 07/19/44 (Ê)	122	122
					Fannie Mae Aces
Loan					Series 2012-M16 Class X
8.250% due 03/19/21		340		332	Interest Only STRIP
Toys "R" Us Delaware, Inc. Term					0.998% due 09/25/22	18,568	1,069
Loan B					GE Commercial Mortgage Corp.
1.000% due 05/25/18 (v)		184		147	Trust
Toys "R" Us Delaware, Inc. Term					Series 2007-C1 Class A1A
Loan B3					5.483% due 12/10/49	866	939
1.000% due 05/25/18 (v)		28		23	Harborview Mortgage Loan Trust
Toys "R" Us Property Co. I LLC					2.591% due 12/19/35	362	276
Term Loan B					Merrill Lynch Mortgage Investors
6.000% due 08/21/19		693		657	Trust

					See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 599

Russell Investment Company
Russell Multi-Strategy Alternative Fund
Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Series 2003-A2 Class 2A3				9.500% due 06/26/19	EUR	525	622
2.006% due 03/25/33 (Ê)		404	398	France Government Bond OAT
Morgan Stanley Capital I, Inc.				Series OATe
Series 2010-IQ14 Class A2FX				0.250% due 07/25/18	EUR	207	269
5.610% due 04/15/49		343	344	1.100% due 07/25/22	EUR	433	607
Sequoia Mortgage Trust				0.250% due 07/25/24	EUR	203	264
Series 2003-4 Class 2A1				Series OATi
0.553% due 07/20/33 (Ê)		195	183	1.300% due 07/25/19	EUR	642	879
Wachovia Bank Commercial				2.100% due 07/25/23	EUR	110	167
Mortgage Trust				Generalitat de Catalunya
Series 2007-WHL8 Class A2				4.750% due 06/04/18	EUR	400	539
0.293% due 06/15/20 (Ê)(Þ)		1,000	978
Wells Fargo Mortgage Backed				Hellenic Republic Bonds
				4.500% due 07/03/17	JPY	110,000	908
Securities				Zero coupon due 10/15/42	EUR	39,250	426
Series 2004-DD Class 2A6
2.617% due 01/25/33 (Ê)		694	691	Keystone Financing LLC
				9.500% due 10/15/19	GBP	310	481
			8,284	LightPoint Pan-European CLO PLC
Municipal Bonds - 0.4%				Series 2006-1 Class A
Commonwealth of Puerto Rico				0.476% due 01/31/22 (Ê)	EUR	270	337
General Obligation Unlimited				Magi Funding PLC
8.000% due 07/01/35		1,855	1,619	Series 2006-A Class A
5.000% due 07/01/41		60	40	0.671% due 04/11/21 (Å)(Ê)	EUR	141	176
Puerto Rico Sales Tax Financing				New Zealand Government Bond
Corp. Revenue Bonds				2.000% due 09/20/25	NZD	1,700	1,321
0.000% due 08/01/54 (ƒ)		4,015	294	Tyrol Acquisition 2 SAS Term Loan
Texas Public Finance Authority				A2
Revenue Bonds				1.000% due 01/29/16	EUR	573	694
8.250% due 07/01/24		1,220	1,222	United Kingdom Gilt Inflation
Tobacco Settlement Financing Corp.				Linked
Revenue Bonds				Series 3MO
4.750% due 06/01/34		385	287	1.875% due 11/22/22	GBP	875	1,706
5.000% due 06/01/41		1,045	778	0.125% due 03/22/24	GBP	318	543
			4,240				22,766
Non-US Bonds - 2.4%				United States Government Treasuries - 2.6%
Adria Topco BV PIK Term Loan				United States Treasury Inflation
9.000% due 06/19/19	EUR	150	183	Indexed Bonds
AP NMT Acquisition BV Term Loan				1.625% due 01/15/18		454	484
B				0.125% due 04/15/18		2,881	2,917
7.000% due 08/06/21	EUR	115	141	2.125% due 01/15/19		332	364
Avoca CLO IV PLC				0.125% due 04/15/19		812	818
Series 2006-X Class A1A				0.125% due 01/15/22		210	207
0.833% due 02/18/22 (Ê)	EUR	37	46	0.125% due 07/15/22		414	408
Barclays Bank PLC
Series RCI				0.125% due 01/15/23		1,134	1,109
14.000% due 12/31/49 (ƒ)	GBP	300	624	0.375% due 07/15/23		1,022	1,022
Bonos y Obligaciones del Estado				0.625% due 01/15/24		306	311
Government International Bonds				0.125% due 07/15/24		401	390
3.800% due 04/30/24	EUR	4,800	6,943	United States Treasury Notes
5.150% due 10/31/28	EUR	500	798	0.089% due 04/30/16 (Ê)		1,400	1,400
Bundesrepublik Deutschland				2.125% due 01/31/21		2,700	2,728
Bundesobligation Inflation Linked				2.000% due 05/31/21		8,300	8,297
Bond				1.750% due 05/15/23		1,600	1,540
Series I/L				2.500% due 08/15/23		1,600	1,633
0.750% due 04/15/18	EUR	530	693	3.750% due 11/15/43		900	1,021
1.750% due 04/15/20	EUR	328	464				24,649
0.100% due 04/15/23	EUR	826	1,087	Total Long-Term Investments
Claris Asset Backed Securities				(cost $174,398)			170,215
Series 2011-1 Class REGS
0.794% due 10/31/60	EUR	1,434	1,775

Depfa Funding II, LP				Consumer Common Stocks Discretionary - 25.1% - 5.0%
6.500% due 12/31/49	EUR	100	73
Domestic Group AB				Barnes & Noble, Inc.(Æ)		100,000	2,182

See accompanying notes which are an integral part of the financial statements.

600 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Caesars Acquisition Co. Class A(Æ)	4,745	50	JX Holdings, Inc.	60,200	255
Caesars Entertainment Corp.(Æ)	85,200	1,039	Kinder Morgan, Inc.	45,800	1,772
CBS Corp. Class B	10,000	542	Marathon Petroleum Corp.	31,972	2,906
Century Communities, Inc.(Æ)	2,500	46	Nordic American Offshore, Ltd.	27,500	440
Charter Communications, Inc. Class			Parsley Energy, Inc. Class A(Æ)	1,900	32
A(Æ)	21,000	3,326	Phillips 66(Æ)	23,042	1,809
Cie Generale des Etablissements			QEP Resources, Inc.	65,500	1,642
Michelin Class B	15,644	1,356	SandRidge Energy, Inc.(Æ)	528,945	2,063
Comcast Corp. Class A	17,700	976	Schlumberger, Ltd.(Û)	45,597	4,499
Daiwa House Industry Co., Ltd.	49,600	920	SolarCity Corp.(Æ)	41,822	2,475
Diamond Resorts International, Inc.			SunCoke Energy, Inc.(Æ)	84,000	2,007
(Æ)	20,000	519	Sunoco, LP(Æ)	10,000	461
DISH Network Corp. Class A(Æ)	18,700	1,190	TerraForm Power, Inc. Class A	6,400	182
Dollar General Corp.(Æ)	65,335	4,095	Transocean Partners LLC(Æ)	13,600	342
eBay, Inc.(Æ)	34,600	1,817	Triangle Petroleum Corp.(Æ)	100,000	775
ELIOR SCA(Æ)	46,200	706	Vantage Drilling Co.(Æ)	50,000	48
Goodyear Tire & Rubber Co. (The)	3,000	71	Vivint Solar, Inc.(Æ)	4,400	62
KAR Auction Services, Inc.	33,200	1,008	WPX Energy, Inc.(Æ)	54,300	1,038
Kering	5,910	1,140	YPF SA - ADR	100,000	3,517
Liberty Media Corp. - Interactive(Æ)	32,958	862			35,433
Liberty Ventures Class A(Æ)	97,686	3,429
Makita Corp.	16,200	893	Financial Services - 5.6%
Melco Crown Entertainment, Ltd.			AerCap Holdings NV(Æ)	41,200	1,786
- ADR	26,300	714	AIA Group, Ltd.	174,100	971
Men's Wearhouse, Inc. (The)	30,000	1,411	Ally Financial, Inc.(Æ)	75,000	1,702
Mitsubishi Corp.	18,800	362	Alpha Bank AE(Æ)	1,050,000	684
Netflix, Inc.(Æ)(Û)	11,028	4,331	Altisource Portfolio Solutions SA(Æ)	16,407	1,225
New Media Investment Group, Inc.	10,439	199	American International Group, Inc.	39,000	2,089
Nikon Corp.	7,100	95	Atento SA(Æ)	900	11
Nintendo Co., Ltd.	2,600	276	Chimera Investment Corp.(ö)	574,200	1,791
PVH Corp.	13,400	1,532	Citigroup, Inc.	40,700	2,179
SCREEN Holdings Co., Ltd.	150,000	793	Discover Financial Services	16,042	1,023
Sirius XM Holdings, Inc.(Æ)	558,100	1,914	E*Trade Financial Corp.(Æ)	82,000	1,829
Starbucks Corp.	13,611	1,028	Ellington Financial LLC	2,000	45
Takashimaya Co., Ltd.	71,000	591	Federal National Mortgage
Time Warner Cable, Inc.	24,611	3,623	Association(Æ)	100,000	216
Time Warner, Inc.	5,000	400	Fifth Street Asset Management, Inc.
Toshiba Corp.	225,000	969	Class A(Æ)	2,500	34
Tribune Media Co.(Æ)	26,700	1,789	Gaming and Leisure Properties, Inc.
Vipshop Holdings, Ltd. - ADR(Æ)	5,056	1,159	(ö)	45,622	1,426
Wynn Resorts, Ltd.	5,153	979	Harbinger Group, Inc.(Æ)	56,900	748
		48,332	ING Groep NV(Æ)	4,900	21
			Intercontinental Exchange, Inc.	1,029	214
Consumer Staples - 0.3%			Jafco Co., Ltd.	25,800	970
Anheuser-Busch InBev NV - ADR	26,833	2,978	Japan Retail Fund Investment Corp.
			(ö)	471	938
Energy - 3.7%			JPMorgan Chase & Co.	8,300	502
Anadarko Petroleum Corp.(Û)	68,983	6,331	KKR & Co., LP	45,274	976
Cabot Oil & Gas Corp.	17,000	529	McGraw Hill Financial, Inc.	36,944	3,343
Civeo Corp.	25,000	305	Mitsubishi UFJ Financial Group,
Denbury Resources, Inc.	27,400	340	Inc.(Û)	221,800	1,248
Eclipse Resources Corp.(Æ)	4,700	62	Mizuho Financial Group, Inc.(Û)	628,600	1,119
Golar LNG, Ltd.(Æ)	5,500	309	Monitise PLC(Æ)	2,658,000	1,382
Gulf Coast Ultra Deep Royalty			Navient Corp.	98,900	1,956
Trust(Æ)	235,875	377
Halliburton Co.	15,500	855
			See accompanying notes which are an integral part of the financial statements.
			Russell Multi-Strategy Alternative Fund 601

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
New Residential Investment Corp.			Dow Chemical Co. (The)	38,102	1,882
(ö)	68,700	851	Eastman Chemical Co.	15,737	1,271
Newcastle Investment Corp.(ö)	24,100	582	LIXIL Group Corp.	22,400	479
Nomad Holdings Ltd.(Æ)	86,000	991	LyondellBasell Industries NV Class
Nomura Holdings, Inc.(Û)	179,500	1,079	A	10,500	962
NorthStar Asset Management Group,			Nippon Steel & Sumitomo Metal
Inc.(Æ)	50,000	906	Corp.	208,000	537
ORIX Corp.(Û)	88,000	1,182	Nissan Chemical Industries, Ltd.	50,400	912
PennyMac Financial Services, Inc.			Nitto Denko Corp.	15,700	832
Class A(Æ)	48,800	813	Orion Engineered Carbons SA(Æ)	6,900	104
PennyMac Mortgage Investment			Rinnai Corp.	12,500	1,092
Trust(ö)	45,600	985	Shin-Etsu Chemical Co., Ltd.(Û)	17,300	1,085
Piraeus Bank SA(Æ)	405,000	589	Ube Industries, Ltd.	251,000	380
Realogy Holdings Corp.(Æ)	19,900	816			18,263
SLM Corp.	16,300	156
Sumitomo Mitsui Financial Group,			Producer Durables - 1.1%
Inc.(Û)	28,500	1,116	Amada Co., Ltd.	97,100	824
Sumitomo Mitsui Trust Holdings,			AMR Corp.(Æ)	75,000	—
Inc.(Û)	276,000	1,091	Danaher Corp.	39,181	3,150
Tencent Holdings, Ltd.(Æ)	196,972	3,139	Eagle Bulk Shipping, Inc.(Æ)	13,364	217
Tetragon Financial Group, Ltd.	283,384	2,947	Keyence Corp.	1,100	514
Tokyo Tatemono Co., Ltd.	101,000	850	Komatsu, Ltd.	22,400	520
Tokyu Fudosan Holdings Corp.	103,400	713	Nippon Yusen KK	145,000	369
Twenty-First Century Fox, Inc.(Æ)	116,512	4,017	Ricoh Co., Ltd.	37,800	386
Voya Financial, Inc.	25,000	981	Stanley Black & Decker, Inc.	22,653	2,121
			Taisei Corp.	172,000	942
		54,232	United Continental Holdings, Inc.
Health Care - 2.2%			(Æ)	32,300	1,706
AbbVie, Inc.	46,250	2,935			10,749
Actavis PLC(Æ)	13,123	3,185
AstraZeneca PLC - ADR	15,000	1,094	Technology - 3.9%
Avanir Pharmaceuticals, Inc. Class			Amadeus IT Holding SA Class A	24,800	911
A(Æ)	1,300	17	Apple, Inc.	29,132	3,146
Bluebird Bio, Inc.(Æ)	300	13	CommScope Holding Co., Inc.(Æ)	18,000	388
Endo International PLC(Æ)	10,000	669	Facebook, Inc. Class A(Æ)	50,559	3,791
Gilead Sciences, Inc.(Æ)(Û)	24,403	2,733	Google, Inc. Class C(Æ)(Û)	10,453	5,918
HCA Holdings, Inc.(Æ)	36,000	2,522	Groupon, Inc. Class A(Æ)	89,700	656
Intuitive Surgical, Inc.(Æ)	2,625	1,301	GungHo Online Entertainment, Inc.	24,100	161
Keysight Technologies, Inc.(Æ)	25,000	788	Hitachi, Ltd.	54,000	413
McKesson Corp.	7,000	1,424	LinkedIn Corp. Class A(Æ)	4,472	1,024
Pfizer, Inc.	25,000	749	Loral Space & Communications,
Prothena Corp. PLC(Æ)	800	18	Inc.(Æ)	12,400	949
Shire PLC - ADR	3,300	659	Micron Technology, Inc.(Æ)	140,000	4,633
Sientra, Inc.(Æ)	500	9	Microsoft Corp.	20,000	939
UnitedHealth Group, Inc.(Û)	25,569	2,429	Mmodal, Inc.(Æ)	13,683	195
Valeant Pharmaceuticals			Motorola Solutions, Inc.	24,800	1,600
International, Inc.(Æ)	5,000	665	Nichicon Corp.	40,408	267
Vanda Pharmaceuticals, Inc.(Æ)	500	6	Nidec Corp.(Û)	12,200	784
VWR Corp.(Æ)	1,500	34	Salesforce.com, Inc.(Æ)	18,861	1,207
			Sony Corp.	36,400	671
		21,250	SunEdison, Inc.(Æ)	133,200	2,599
Materials and Processing - 1.9%			Telenet Group Holding NV(Æ)	44,800	2,533
Asahi Kasei Corp.	51,000	410	Yahoo!, Inc.(Æ)	98,075	4,516
Ashland, Inc.	9,600	1,037	Zayo Group Holdings, Inc.(Æ)	900	21
Aspen Aerogels, Inc.(Æ)	400	4			37,322
CF Industries Holdings, Inc.	27,986	7,276
See accompanying notes which are an integral part of the financial statements.
602 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair			Principal		Fair
	Amount ($)			Value		Amount ($)			Value
		or Shares		$			or Shares		$
Utilities - 1.4%					May 2015 34.00 Put (1)	USD	1,645	(ÿ)	6
Atlas Energy, LP		73,376		2,754	Aug 2015 35.00 Put (1)	USD	1,660	(ÿ)	20
Atlas Pipeline Partners, LP		58,028		2,130	Aug 2015 36.50 Put (1)	USD	1,660	(ÿ)	47
Atlas Resource Partners, LP		65,215		1,077	Apr 2015 38.00 Put (1)	USD	6,926	(ÿ)	289
Black Hills Corp.		25,000		1,368	Cross Currency Options
Energy Transfer Equity, LP		42,778		2,496	(USD/TRY)
					Nov 2014 2.12 Put (1)	USD	1,545	(ÿ)	8
Globalstar, Inc.(Æ)		190,000		450	eBay, Inc.
Linn Energy LLC		33,775		842	Jan 2015 50.00 Call (200)	USD	20	(ÿ)	76
Penn West Petroleum, Ltd. Class					Eurodollar 1 Year
A - ADR		25,000		113	Midcurve Futures
SoftBank Corp.		25,861		1,828	Dec 2014 99.13 Call (500)	USD	1,250	(ÿ)	131
				13,058	Eurodollar 2 Year
					Midcurve Futures
Total Common Stocks					Dec 2014 98.25 Put (1,384)	USD	3,460	(ÿ)	605
(cost $225,471)				241,617	Goodyear Tire & Rubber
					Co. (The)
					Apr 2015 22.00 Call (250)	USD	25	(ÿ)	85
Investments in Other Funds - 0.3%					Hertz Global Holdings,
Financial Services - 0.3%					Inc.
Market Vectors Gold Miners ETF		134,600		2,317	Jan 2015 25.00 Call (250)	USD	25	(ÿ)	23
Total Investments in Other Funds					Inflationary Floor –
(cost $3,222)				2,317	US0003M Index
					Aug 2019 1.60 Call (1)	USD	15,300	(ÿ)	156
Preferred Stocks - 0.3%					Aug 2019 1.63 Call (1)	USD	16,100	(ÿ)	103
Financial Services - 0.3%					Aug 2019 1.63 Put (1)	USD	9,600	(ÿ)	61
Ally Financial, Inc.		2,700		2,704	iShares PHLX
Federal National Mortgage					Semiconductor ETF
Association(ƒ)		50,000		213	Nov 2014 87.00 Put (200)	USD	20	(ÿ)	40
				2,917	iShares Russell 2000
Total Preferred Stocks					ETF
					Nov 2014 110.00 Put (2,320)	USD	232	(ÿ)	96
(cost $2,971)				2,917	Nov 2014 116.00 Put (1,000)	USD	100	(ÿ)	179
					Now, Inc.
Options Purchased - 0.5%					Nov 2014 35.00 Put (300)	USD	30	(ÿ)	150
(Number of Contracts)					Penn West Petroleum,
Allergan, Inc.					Ltd.
Jan 2015 150.00 Call (150)	USD	15	(ÿ)	637	Jan 2015 10.00 Call (750)	USD	75	(ÿ)	4
Applied Materials, Inc.					Pfizer, Inc.
Jan 2015 20.00 Call (250)	USD	25	(ÿ)	66	Dec 2014 28.00 Call (500)	USD	50	(ÿ)	95
Apr 2015 20.00 Call (500)	USD	50	(ÿ)	159	SPDR S&P 500 ETF
Caesars Entertainment					Trust
Corp.					Nov 2014 200.00 Put (1,250)	USD	125	(ÿ)	229
Jan 2015 10.00 Call (500)	USD	50	(ÿ)	195	Swaptions
Constellium NV					(Fund Receives/Fund Pays)
Feb 2015 21.00 Call (750)	USD	75	(ÿ)	133	USD 5.000%/USD HY22 CDX Index
Cross Currency Options					Dec 2014 0.00 Put (1)		9,900	(ÿ)	16
(EUR/GBP)					Dec 2014 0.00 Put (1)		3,465	(ÿ)	8
Dec 2014 0.80 Put (1)	EUR	33,300	(ÿ)	925	USD 5.000%/USD HY23 CDX Index
Cross Currency Options					Dec 2014 0.00 Put (1)		5,000	(ÿ)	9
(EUR/USD)					Three Month Sterling
Dec 2014 1.34 Put (1)	EUR	2,300	(ÿ)	199	Midcurve Futures
Cross Currency Options					Nov 2014 98.13 Put (832)	GBP	1,040	(ÿ)	—
(USD/CNY)					Nov 2014 98.50 Put (833)	GBP	1,041	(ÿ)	4
Jan 2015 6.15 Call (1)	USD	29,900	(ÿ)	120	Total Options Purchased
Cross Currency Options					(cost $6,360)				5,036
(USD/JPY)
Dec 2014 114.00 Call (1)	USD	33,650	(ÿ)	151	Warrants & Rights - 0.3%
Cross Currency Options
(USD/NOK)					Kinder Morgan, Inc.(Æ)
Nov 2014 6.50 Put (1)	USD	69,200	(ÿ)	11	2017 Warrants		39,700		138
Cross Currency Options					MModal(Æ)
(USD/RUB)					2017 Warrants		9,579		—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 603

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
	Principal		Fair		Principal	Fair
	Amount ($)		Value		Amount ($)	Value
	or Shares		$		or Shares	$
Morgan Stanley BV(Æ)				Agreement with JPMorgan Chase and
2015 Warrants	84,194		2,486	State Street Bank (Tri-Party) of $464
			2,624	dated October 23, 2014 at 0.080% to
Total Warrants & Rights				be repurchased at $464 on November
(cost $3,168)			2,624	6, 2014 collateralized by: $400
				par various United States Treasury

Short-Term Investments - 49.5%				Obligations, valued at $527.	464	464
Dubai World, Ltd. Term Loan A1				Agreement with JPMorgan Chase and
1.000% due 09/30/15	147		114	State Street Bank (Tri-Party) of $613
Federal Home Loan Bank Discount				dated October 23, 2014 at 0.080% to
Notes				be repurchased at $613 on November
Zero coupon due 12/10/14 (ç)(~)	300		300	6, 2014 collateralized by: $600
Zero coupon due 12/17/14 (ç)(~)	3,300		3,300	par various United States Treasury
Federal Home Loan Discount Notes				Obligations, valued at $617.	613	613
0.060% due 12/12/14 (ç)(~)	700		700	Total Repurchase Agreements
Freddie Mac Discount Notes				(cost $9,477)		9,477
Zero coupon due 03/11/15 (~)	6,200		6,199
Hellenic Treasury Bills				Total Investments 94.7%
Zero coupon due 01/09/15 (~)	1,000		1,240
Morgan Stanley				(identified cost $901,759)		910,745
0.711% due 10/15/15 (Ê)	1,200		1,204
Navient Corp.				Securities Sold Short - (5.2)%
3.875% due 09/10/15	600		606	Long-Term Investments - (0.3)%
Russell U.S. Cash Management Fund	290,554,103	(∞)	290,554	United States Government Treasuries - (0.3)%
Texas Competitive Electric Holdings				United States Treasury Notes
Co., LLC Term Loan				2.125% due 06/30/21	(600)	(604)
4.647% due 10/10/15	3,666		2,651	3.750% due 11/15/43	(1,800)	(2,042)
United States Treasury Bills						(2,646)
Zero coupon due 11/06/14 (ç)(~)	1,000		1,000	Total Long-Term Investments
Zero coupon due 11/20/14 (ç)(~)	6,000		6,000	(proceeds $2,427)		(2,646)
0.046% due 11/28/14 (ç)(~)	21,408		21,408
0.053% due 12/04/14 (ç)(~)	4,650		4,650	Common Stocks - (3.0)%
Zero coupon due 12/11/14 (ç)(~)	11,000		11,000	Consumer Discretionary - (0.8)%
0.041% due 12/18/14 (ç)(~)	50,000		49,999	Amazon.com, Inc.(Æ)	(6,175)	(1,886)
0.041% due 12/18/14 (ç)(Û)	5,000		5,000	Best Buy Co., Inc.	(37,236)	(1,271)
Zero coupon due 12/26/14 (ç)(~)	20,000		20,000	Expedia, Inc.	(15,000)	(1,274)
Zero coupon due 01/02/15 (~)	23,000		23,000	Goodyear Tire & Rubber Co. (The)	(3,000)	(71)
0.060% due 01/29/15	9,219		9,218	Honda Motor Co., Ltd.	(17,200)	(533)
Zero coupon due 02/05/15 (~)	4,931		4,930	Japan Display, Inc.(Æ)	(49,300)	(140)
Zero coupon due 03/19/15 (Û)(~)	3,000		3,000	Kyocera Corp.	(9,000)	(404)
Zero coupon due 04/09/15 (~)	10,471		10,469	Nikon Corp.	(35,200)	(471)
Total Short-Term Investments				Nissan Motor Co., Ltd.	(61,400)	(545)
(cost $476,692)			476,542	Target Corp.	(15,458)	(956)
				Yaskawa Electric Corp.	(27,300)	(341)
Repurchase Agreements - 1.0%						(7,892)
Agreement with Bank of America and				Consumer Staples - (0.1)%
State Street Bank (Tri-Party) of				Ezaki Glico Co., Ltd.	(3,400)	(108)
$5,100 dated October 31, 2014 at				Whole Foods Market, Inc.	(25,861)	(1,017)
0.160% to be repurchased at $5,100
on November 3, 2014 collateralized						(1,125)
by: $5,229 par various United States				Energy - (0.1)%
Treasury Obligations, valued at				Petroleo Brasileiro SA - ADR(Æ)	(104,919)	(1,228)
$5,201.	5,100		5,100	Health Care - (0.1)%
Agreement with Goldman Sachs and				Sysmex Corp.	(9,700)	(407)
State Street Bank (Tri-Party) of
$3,300 dated October 31, 2014 at				Materials and Processing - (0.8)%
0.150% to be repurchased at $3,300				Fastenal Co.	(38,986)	(1,717)
on November 3, 2014 collateralized				First Quantum Minerals, Ltd.(Æ)	(206,761)	(3,118)
by: $3,269 par various United States				Kaneka Corp.	(94,000)	(506)
Agency Obligations, valued at $3,405.	3,300		3,300	Kuraray Co., Ltd.	(22,000)	(250)

See accompanying notes which are an integral part of the financial statements.
604 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)
	Principal	Fair
	Amount ($)	Value
	or Shares	$
Newmont Mining Corp.	(76,708)	(1,439)
Toray Industries, Inc.	(78,000)	(513)
United States Steel Corp.	(10,000)	(401)
		(7,944)
Producer Durables - (0.4)%
General Electric Co.	(76,903)	(1,985)
Hirose Electric Co., Ltd.	(2,400)	(289)
Hitachi Construction Machinery Co.,
Ltd.	(28,400)	(565)
House Foods Group, Inc.	(8,000)	(136)
Kewpie Corp.	(12,300)	(210)
Kubota Corp.	(22,000)	(340)
		(3,525)
Technology - (0.7)%
ASML Holding NV Class G	(30,309)	(3,021)
GungHo Online Entertainment, Inc.	(24,100)	(113)
Rohm Co., Ltd.	(2,500)	(148)
Ryosan Co., Ltd.	(3,600)	(75)
Splunk, Inc.(Æ)	(27,222)	(1,799)
Taiyo Yuden Co., Ltd.	(36,000)	(358)
Workday, Inc. Class A(Æ)	(16,819)	(1,606)
		(7,120)
Total Common Stocks
(proceeds $31,209)		(29,241)

Investments in Other Funds - (1.9)%
Financial Services - (1.9)%
Energy Select Sector SPDR Fund	(16,537)	(1,446)
iShares MSCI Emerging Markets ETF	(192,198)	(8,101)
iShares Russell 2000 ETF	(72,929)	(8,501)
Total Investments in Other Funds
(proceeds $17,900)		(18,048)

Total Securities Sold Short
(proceeds $51,536)		(49,935)

Other Assets and Liabilities,
Net - 10.5%		101,245

Net Assets - 100.0%		962,055

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 605

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per		Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)		Unit	(000)	(000)
Securities	Date		or shares		$	$	$
0.4%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc.	10/08/14		845,000		98.55	833	832
CFIP CLO Ltd.	03/27/14		250,000		94.75	237	228
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.	10/10/14		455,000		100.00	455	481
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.	10/10/14		410,000		100.00	410	435
Gallatin Funding, Ltd.	05/22/14		220,000		98.56	217	220
Gallatin Funding, Ltd.	05/22/14		225,000		98.80	222	224
Madison Park Funding XI, Ltd.	08/16/13		250,000		95.65	239	236
Magi Funding PLC	01/17/13	EUR	141,242		130.98	185	176
Sound Point CLO II, Ltd.	03/01/13		280,000		95.63	268	267
Zebra Technologies Corp.	09/30/14		355,000		100.00	355	374
							3,473
For a description of restricted securities see note 9 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
							Unrealized
							Appreciation
	Number of		Notional		Expiration		(Depreciation)
	Contracts		Amount		Date		$
Long Positions
Aluminum Futures		13	USD	671	11/14		(8)
Aluminum Futures		37	USD	1,910	12/14		5
Aluminum Futures		10	USD	511	01/15		18
Australia Bank Bill 90 Day Futures		282	AUD	280,156	03/15		125
Australia Government 10 Year Treasury Bond Futures		53	AUD	6,508	12/14		105
Australia Government 3 Year Treasury Bond Futures		127	AUD	13,946	12/14		31
Bovespa Index Futures		20	BRL	1,058	12/14		(48)
Brent Crude Oil Futures		25	USD	2,147	11/14		(58)
Canada Government 10 Year Bond Futures		51	CAD	6,988	12/14		56
Cocoa Futures		24	GBP	577	12/14		(40)
Cocoa Futures		24	GBP	564	03/15		(5)
Coffee Futures		1	USD	71	12/14		(3)
Coffee Futures		9	USD	649	03/15		(6)
Copper Futures		18	USD	3,037	11/14		(85)
Copper Futures		14	USD	2,354	12/14		(40)
Copper Futures		3	USD	503	01/15		(1)
Corn Futures		92	USD	1,733	12/14		54
Cotton No. 2 Futures		23	USD	741	12/14		(13)
Cotton No. 2 Futures		8	USD	252	03/15		1
Dow Jones Mini E-CBOT Futures		60	USD	5,193	12/14		72
Euribor Interest Rate Futures		6	EUR	1,499	03/15		(1)
Euribor Interest Rate Futures		22	EUR	5,495	06/15		(1)
Euribor Interest Rate Futures		31	EUR	7,743	09/15		(2)
Euribor Interest Rate Futures		41	EUR	10,239	12/15		(1)
Euribor Interest Rate Futures		51	EUR	12,733	03/16		(2)
Euribor Interest Rate Futures		60	EUR	14,977	06/16		—
Euribor Interest Rate Futures		62	EUR	15,472	09/16		2
EURO STOXX 50 Index Futures		101	EUR	3,132	12/14		(191)
EURO STOXX Banks Futures		202	EUR	1,425	12/14		(124)
Euro-Bobl Futures		240	EUR	30,732	12/14		103
Euro-Bund Futures		84	EUR	12,676	12/14		183
Euro-Buxl 30 Year Bond Futures		14	EUR	2,034	12/14		78
Eurodollar Futures		65	USD	16,208	03/15		4
Eurodollar Futures		84	USD	20,918	06/15		3
Eurodollar Futures		70	USD	17,396	09/15		(4)
Eurodollar Futures		53	USD	13,139	12/15		(8)
Eurodollar Futures		45	USD	11,129	03/16		(10)
Eurodollar Futures		42	USD	10,361	06/16		(10)
Eurodollar Futures		41	USD	10,088	09/16		(8)
Euro-Schatz Futures		135	EUR	14,981	12/14		6
EuroSwiss Interest Rate Futures		3	CHF	751	06/15		—
FTSE China A50 Index		236	USD	1,762	11/14		62
FTSE/MIB Index Futures		30	EUR	2,957	12/14		(261)
Gas Oil Futures		48	USD	3,560	11/14		(173)
See accompanying notes which are an integral part of the financial statements.

606 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
Gold 100 oz. Futures	24	USD	2,812	12/14	(260)
Hang Seng Index Futures	7	HKD	8,380	11/14	1
H-Shares Index Futures	37	HKD	19,874	11/14	40
IBEX 35 Index Futures	3	EUR	313	11/14	8
Japan Government 10 Year Bond Futures	4	JPY	586,120	12/14	28
Japan Government Mini 10 Year Bond Futures	142	JPY	2,082,572	12/14	102
Lead Futures	1	USD	50	11/14	(6)
Lead Futures	3	USD	150	12/14	(18)
Lean Hogs Futures	9	USD	317	12/14	(31)
Live Cattle Futures	22	USD	1,461	12/14	31
Long Gilt Futures	43	GBP	4,949	12/14	124
Mexico Bolsa Index Futures	150	MXN	67,593	12/14	(124)
MSCI Taiwan Index Futures	31	USD	1,035	11/14	15
NASDAQ 100 E-Mini Index Futures	69	USD	5,728	12/14	125
Natural Gas Futures	4	USD	155	11/14	(3)
Nickel Futures	2	USD	189	11/14	(34)
Nickel Futures	7	USD	662	12/14	(115)
NIKKEI 225 Index Futures	47	JPY	775,030	12/14	427
Russell 2000 Mini Index Futures	17	USD	1,991	12/14	17
S&P Mid 400 E-Mini Index Futures	17	USD	2,406	12/14	32
S&P Mid 500 E-Mini Index Futures	107	USD	10,761	12/14	209
S&P/TSX 60 Index Futures	5	CAD	848	12/14	(28)
SGX CNX NIFTY Index Futures	109	USD	1,823	11/14	58
Silver Futures	3	USD	242	12/14	(15)
Soybean Futures	1	USD	52	01/15	1
Soybean Meal Futures	31	USD	1,206	12/14	74
Soybean Oil Futures	18	USD	376	12/14	25
SPI 200 Index Futures	20	AUD	2,759	12/14	24
Sterling Interest Rate Futures	113	GBP	14,029	03/15	27
Sterling Interest Rate Futures	82	GBP	10,167	06/15	33
Sterling Interest Rate Futures	65	GBP	8,046	09/15	33
Sterling Interest Rate Futures	62	GBP	7,661	12/15	30
Sterling Interest Rate Futures	54	GBP	6,662	03/16	27
Sterling Interest Rate Futures	51	GBP	6,281	06/16	26
Sterling Interest Rate Futures	51	GBP	6,271	09/16	26
Swiss Market Index Futures	39	CHF	3,442	12/14	49
TAIEX Futures	5	TWD	8,975	11/14	8
TOPIX Index Futures	3	JPY	40,110	12/14	10
United States Treasury 2 Year Note Futures	157	USD	34,471	12/14	40
United States Treasury 5 Year Note Futures	95	USD	11,346	12/14	26
United States Treasury 10 Year Note Futures	218	USD	27,546	12/14	190
United States Treasury Long Bond Futures	33	USD	4,656	12/14	85
Wheat Futures	40	USD	1,065	12/14	(69)
WIG 20 Index Futures	226	PLN	11,146	12/14	(52)
WTI Crude Oil Futures	2	USD	161	11/14	(16)
Zinc Futures	1	USD	58	11/14	(1)
Zinc Futures	15	USD	867	12/14	(26)
Zinc Futures	2	USD	116	01/15	6
Short Positions
Aluminum Futures	13	USD	671	11/14	9
Aluminum Futures	26	USD	1,342	12/14	(63)
Aluminum Futures	10	USD	511	01/15	(19)
Amsterdam Index Futures	4	EUR	328	11/14	(31)
Bankers Acceptance Futures	2	CAD	494	06/15	—
BIST 30 Index Futures	726	TRY	7,184	12/14	(30)
Brent Crude Oil Futures	25	USD	2,147	11/14	180
Brent Crude Oil Futures	20	USD	1,727	12/14	2
CAC 40 Index Futures	54	EUR	2,284	11/14	(90)
Canada Bankers Acceptance Futures	12	CAD	2,961	03/15	(1)
Cocoa Futures	24	GBP	577	12/14	9
Cocoa Futures	1	USD	29	03/15	—
Coffee Futures	1	USD	71	12/14	1
Copper Futures	18	USD	3,037	11/14	81
Copper Futures	37	USD	4,291	12/14	26
Copper Futures	3	USD	503	01/15	—
Corn Futures	143	USD	2,694	12/14	(94)
Cotton No. 2 Futures	34	USD	1,096	12/14	12
Cotton No. 2 Futures	20	USD	629	03/15	(4)
DAX Index Futures	11	EUR	2,560	12/14	(101)
EURO STOXX 50 Index Futures	35	EUR	1,085	12/14	(45)

	See accompanying notes which are an integral part of the financial statements.

			Russell Multi-Strategy Alternative Fund 607

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Futures Contracts

Amounts in thousands (except contract amounts)
Eurodollar Futures			311	USD	77,101	12/15	(125)
Eurodollar Futures			174	USD	42,704	12/16	(142)
Eurodollar Futures			495	USD	120,984	06/17	(463)
EuroSwiss Interest Rate Futures			19	CHF	4,752	03/15	1
FTSE 100 Index Futures			36	GBP	2,342	12/14	(80)
FTSE/JSE TOP 40 Index Futures			54	ZAR	24,129	12/14	57
FTSE/MIB Index Futures			8	EUR	788	12/14	(24)
Gas Oil Futures			48	USD	3,560	11/14	412
Gas Oil Futures			45	USD	3,336	12/14	169
Gasoline RBOB Futures			24	USD	2,165	11/14	84
Gold 100 oz. Futures			47	USD	5,507	12/14	344
KOSPI 200 Index Futures			4	KRW	500,400	12/14	(9)
Lead Futures			1	USD	50	11/14	6
Lead Futures			2	USD	100	12/14	4
Lean Hogs Futures			15	USD	528	12/14	22
Live Cattle Futures			12	USD	797	12/14	(33)
MSCI Emerging Markets Mini Index Futures			142	USD	7,196	12/14	244
MSCI SING IX ETS Futures			15	SGD	1,108	11/14	(17)
New York Harbor ULSD Futures			29	USD	3,058	11/14	78
Nickel Futures			2	USD	189	11/14	33
Nickel Futures			6	USD	567	12/14	60
Platinum Futures			25	USD	1,544	01/15	124
Russell 1000 Mini Index Futures			15	USD	1,678	12/14	(93)
S&P Mid 400 E-Mini Index Futures			18	USD	2,548	12/14	(151)
S&P Mid 500 E-Mini Index Futures			509	USD	51,190	12/14	(1,966)
SGX CNX NIFTY Index Futures			98	USD	1,639	11/14	(44)
Silver Futures			17	USD	1,369	12/14	164
Soybean Futures			23	USD	1,207	01/15	(122)
Soybean Meal Futures			15	USD	584	12/14	(109)
Soybean Oil Futures			56	USD	1,169	12/14	61
Sugar 11 Futures			121	USD	2,174	02/15	(8)
United States Treasury 5 Year Note Futures			43	USD	5,135	12/14	(37)
United States Treasury 10 Year Note Futures			40	USD	5,054	12/14	(37)
Wheat Futures			128	USD	3,469	12/14	27
WTI Crude Oil Futures			14	USD	1,128	11/14	48
Zinc Futures			1	USD	58	11/14	1
Zinc Futures			8	USD	462	12/14	(11)
Zinc Futures			2	USD	116	01/15	(5)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)							(731)

Options Written

Amounts in thousands (except contract amounts)
		Number of	Strike	Notional		Expiration	Fair Value
	Call/Put	Contracts	Price	Amount		Date	$
Cross Currency Options (EUR/INR)	Call	1	83.10	EUR	16,650	12/01/14	(2)
Cross Currency Options (EUR/USD)	Put	1	1.32	EUR	4,600	12/15/14	(288)
Cross Currency Options (USD/JPY)	Put	1	109.60	USD	33,650	12/03/14	(154)
Cross Currency Options (USD/JPY)	Put	1	90.00	USD	87,900	01/19/15	—
Cross Currency Options (USD/RUB)	Call	1	45.00	USD	69,200	04/08/15	(3,221)
Cross Currency Options (USD/TRY)	Call	1	2.40	USD	13,200	11/11/14	—
Eurodollar 1 Year Midcurve Futures	Call	500	99.00	USD	1,250	12/12/14	(241)
Inflationary Floor – US0003M Index	Call	2	1.00	USD	62,800	08/15/19	(244)
Inflationary Floor – US0003M Index	Put	1	1.00	USD	11,600	08/15/19	(36)
SPDR S&P 500 ETF Trust	Put	250	194.00	USD	25	11/07/14	(3)
SunCoke Energy, Inc.	Call	50	20.00	USD	5	11/22/14	(19)
Swaptions
(Fund Receives/Fund Pays)
USD 0.850%/USD 3 Month LIBOR	Put	3	0.00		1,600	12/17/14	—
USD 0.900%/USD 3 Month LIBOR	Put	3	0.00		1,300	12/17/14	—
USD 0.900%/USD 3 Month LIBOR	Put	1	0.00		200	01/21/15	—
USD 0.950%/USD 3 Month LIBOR	Put	6	0.00		3,700	12/17/14	(1)
USD 1.000%/USD 3 Month LIBOR	Put	1	0.00		100	12/17/14	—
Three Month Sterling Midcurve Futures	Put	1,665	98.25	GBP	2,081	11/19/14	—
Total Liability for Options Written (premiums received $2,516)							(4,209)

See accompanying notes which are an integral part of the financial statements.

608 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Transactions in options written contracts for the period ended October 31, 2014 were as follows:
		Number of		Premiums
			Contracts	Received
Outstanding October 31, 2013			6,063	$10,025
Opened			39,771	30,183
Closed			(21,498)	(24,394)
Expired			(21,848)	(13,298)
Outstanding October 31, 2014			2,488	$2,516

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	109	ILS	410	11/05/14	(1)
Bank of America	USD	134	ILS	501	11/05/14	(2)
Bank of America	EUR	4,945	USD	6,301	11/04/14	105
Bank of America	EUR	9	USD	11	12/12/14	—
Bank of America	EUR	18	USD	23	12/12/14	—
Bank of America	GBP	452	USD	730	12/11/14	7
Bank of America	ILS	410	USD	109	01/14/15	1
Bank of America	MXN	13,282	USD	995	12/18/14	11
Barclays	USD	28,400	CNH	175,670	02/09/15	47
Barclays	USD	94	EUR	74	12/12/14	(1)
Barclays	USD	202	EUR	160	12/12/14	(2)
Barclays	USD	270	EUR	212	12/12/14	(4)
Barclays	USD	2,180	EUR	1,715	12/17/14	(30)
Barclays	USD	4,256	EUR	3,310	12/17/14	(107)
Barclays	USD	4,345	EUR	3,330	12/17/14	(171)
Barclays	USD	4,350	EUR	3,330	12/17/14	(176)
Barclays	USD	4,357	EUR	3,450	12/17/14	(33)
Barclays	USD	4,376	EUR	3,330	12/17/14	(201)
Barclays	USD	4,391	EUR	3,430	12/17/14	(91)
Barclays	USD	6,465	EUR	4,995	12/17/14	(203)
Barclays	USD	8,716	EUR	6,860	12/17/14	(117)
Barclays	USD	8,733	EUR	6,860	12/17/14	(134)
Barclays	USD	8,755	EUR	6,860	12/17/14	(156)
Barclays	USD	8,762	EUR	6,860	12/17/14	(163)
Barclays	USD	10,780	EUR	8,325	12/17/14	(345)
Barclays	USD	10,785	EUR	8,325	12/17/14	(350)
Barclays	USD	10,826	EUR	8,325	12/17/14	(391)
Barclays	USD	10,857	EUR	8,325	12/17/14	(421)
Barclays	USD	10,857	EUR	8,325	12/17/14	(422)
Barclays	USD	10,907	EUR	8,625	12/17/14	(95)
Barclays	USD	12,938	EUR	9,990	12/17/14	(416)
Barclays	USD	13,188	EUR	10,290	12/17/14	(289)
Barclays	USD	28,038	GBP	17,493	12/17/14	(64)
Barclays	USD	6,160	HUF	1,474,599	12/17/14	(169)
Barclays	USD	3,365	ILS	12,585	12/17/14	(53)
Barclays	USD	6,730	INR	413,947	11/28/14	(22)
Barclays	USD	1,078	JPY	116,100	11/04/14	(44)
Barclays	USD	15,479	JPY	1,728,222	11/05/14	(93)
Barclays	USD	3,430	JPY	362,569	12/17/14	(201)
Barclays	USD	3,430	JPY	361,759	12/17/14	(208)
Barclays	USD	6,860	JPY	724,791	12/17/14	(404)
Barclays	USD	6,860	JPY	725,065	12/17/14	(402)
Barclays	USD	7,992	JPY	840,747	12/17/14	(504)
Barclays	USD	6,730	MXN	90,634	12/17/14	(17)
Barclays	USD	6,860	MXN	91,637	12/17/14	(73)
Barclays	USD	1,655	NOK	10,640	12/17/14	(80)
Barclays	USD	3,365	RUB	142,642	12/05/14	(77)
Barclays	USD	20,085	RUB	826,915	04/02/15	(1,626)
Barclays	USD	3,310	TRY	7,590	12/17/14	71
Barclays	USD	3,310	TRY	7,532	12/17/14	45
Barclays	USD	3,330	TRY	7,358	12/17/14	(52)
Barclays	USD	3,365	TRY	7,469	12/17/14	(38)
Barclays	USD	3,430	TRY	7,851	12/17/14	68
Barclays	USD	6,730	TRY	15,137	12/17/14	13

		See accompanying notes which are an integral part of the financial statements.

				Russell Multi-Strategy Alternative Fund 609

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Barclays	USD	6,660	ZAR	72,513	12/17/14	(133)
Barclays	USD	6,730	ZAR	74,146	12/17/14	(56)
Barclays	AUD	3,430	JPY	315,114	12/17/14	(203)
Barclays	AUD	13,835	USD	12,759	12/17/14	620
Barclays	AUD	6,730	USD	5,903	12/18/14	(1)
Barclays	BRL	8,376	USD	3,480	11/10/14	106
Barclays	CNH	190,036	USD	30,900	11/21/14	(65)
Barclays	EUR	6,660	GBP	5,328	12/17/14	173
Barclays	EUR	6,860	GBP	5,414	12/17/14	59
Barclays	EUR	8,275	GBP	6,458	12/17/14	(45)
Barclays	EUR	987	USD	1,250	12/12/14	13
Barclays	EUR	3,330	USD	4,375	12/17/14	201
Barclays	EUR	3,330	USD	4,334	12/17/14	160
Barclays	EUR	3,450	USD	4,363	12/17/14	39
Barclays	EUR	6,860	USD	8,696	12/17/14	97
Barclays	EUR	6,860	USD	8,762	12/17/14	163
Barclays	EUR	6,860	USD	8,692	12/17/14	93
Barclays	EUR	8,211	USD	10,396	12/17/14	104
Barclays	EUR	8,575	USD	10,892	12/17/14	143
Barclays	JPY	314,439	AUD	3,430	12/17/14	209
Barclays	JPY	116,100	USD	1,078	12/02/14	44
Barclays	JPY	53,528	USD	500	12/17/14	23
Barclays	JPY	359,184	USD	3,310	12/17/14	111
Barclays	JPY	359,868	USD	3,310	12/17/14	105
Barclays	JPY	545,813	USD	5,145	12/17/14	284
Barclays	JPY	733,501	USD	6,730	12/17/14	197
Barclays	JPY	733,659	USD	6,860	12/17/14	325
Barclays	JPY	734,855	USD	6,730	12/17/14	185
Barclays	NOK	22,696	USD	3,365	12/17/14	5
Barclays	NZD	3,365	USD	2,628	12/17/14	15
Barclays	RUB	282,998	USD	6,730	11/28/14	194
Barclays	RUB	142,248	USD	3,430	12/17/14	163
Barclays	RUB	142,800	USD	3,430	12/17/14	150
Barclays	RUB	142,847	USD	3,430	12/17/14	149
Barclays	SEK	6,325	USD	904	12/17/14	47
Barclays	THB	214,105	USD	6,660	12/17/14	99
Barclays	TRY	7,463	USD	3,330	12/17/14	6
Barclays	TRY	33,300	USD	14,998	12/17/14	163
Barclays	ZAR	38,521	USD	3,430	12/17/14	(37)
Barclays	ZAR	71,482	USD	6,569	12/17/14	135
Barclays	ZAR	72,476	USD	6,660	12/17/14	137
BNP Paribas	USD	3,430	BRL	8,248	11/04/14	(101)
BNP Paribas	USD	480	CLP	279,144	11/06/14	5
BNP Paribas	USD	9,158	COP	17,737,890	11/05/14	(537)
BNP Paribas	USD	132	EUR	104	11/04/14	(1)
BNP Paribas	USD	1,111	EUR	870	11/04/14	(21)
BNP Paribas	USD	13,341	EUR	10,464	11/04/14	(228)
BNP Paribas	USD	7,328	GBP	4,441	12/17/14	(225)
BNP Paribas	USD	13,320	MXN	175,319	12/17/14	(334)
BNP Paribas	USD	487	MXN	6,567	12/18/14	(1)
BNP Paribas	USD	10,111	SGD	12,654	12/17/14	(263)
BNP Paribas	USD	10,380	TRY	23,547	12/17/14	110
BNP Paribas	CLP	131,499	USD	224	11/06/14	(4)
BNP Paribas	ILS	23,817	USD	6,660	12/17/14	390
BNP Paribas	NZD	3,996	USD	3,299	12/17/14	197
BNP Paribas	TRY	33,300	USD	14,998	12/17/14	163
BNP Paribas	BRL	8,249	USD	3,426	11/07/14	100
Citigroup	USD	163	AUD	176	12/17/14	(9)
Citigroup	USD	185	AUD	211	12/17/14	(1)
Citigroup	USD	238	AUD	272	12/17/14	1
Citigroup	USD	539	AUD	615	12/17/14	—
Citigroup	USD	738	AUD	845	12/17/14	3
Citigroup	USD	1,085	AUD	1,235	12/17/14	(2)
Citigroup	USD	1,101	AUD	1,183	12/17/14	(63)
Citigroup	USD	1,388	AUD	1,507	12/17/14	(66)
Citigroup	USD	1,389	AUD	1,500	12/17/14	(73)

See accompanying notes which are an integral part of the financial statements.

610 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Citigroup	USD		1,389	AUD	1,495	12/17/14	(77)
Citigroup	USD		1,421	AUD	1,531	12/17/14	(77)
Citigroup	USD		2,241	AUD	2,435	12/17/14	(105)
Citigroup	USD		2,377	AUD	2,747	12/17/14	33
Citigroup	USD		2,996	AUD	3,330	12/17/14	(74)
Citigroup	USD		3,000	AUD	3,330	12/17/14	(79)
Citigroup	USD		3,003	AUD	3,330	12/17/14	(81)
Citigroup	USD		4,519	AUD	5,175	12/17/14	21
Citigroup	USD		130	BRL	318	11/04/14	(2)
Citigroup	USD		2	BRL	5	12/17/14	—
Citigroup	USD		43	BRL	105	12/17/14	(1)
Citigroup	USD		64	BRL	150	12/17/14	(4)
Citigroup	USD		115	BRL	270	12/17/14	(8)
Citigroup	USD		138	BRL	320	12/17/14	(11)
Citigroup	USD		139	BRL	320	12/17/14	(11)
Citigroup	USD		139	BRL	327	12/17/14	(8)
Citigroup	USD		139	BRL	322	12/17/14	(11)
Citigroup	USD		141	BRL	324	12/17/14	(12)
Citigroup	USD		330	BRL	758	12/17/14	(28)
Citigroup	USD		36	CAD	40	12/17/14	—
Citigroup	USD		54	CAD	60	12/17/14	(1)
Citigroup	USD		121	CAD	136	12/17/14	—
Citigroup	USD		180	CAD	203	12/17/14	—
Citigroup	USD		204	CAD	223	12/17/14	(7)
Citigroup	USD		249	CAD	278	12/17/14	(2)
Citigroup	USD		249	CAD	272	12/17/14	(8)
Citigroup	USD		310	CAD	348	12/17/14	(1)
Citigroup	USD		323	CAD	353	12/17/14	(10)
Citigroup	USD		532	CAD	585	12/17/14	(14)
Citigroup	USD		604	CAD	660	12/17/14	(19)
Citigroup	USD		892	CAD	1,001	12/17/14	(6)
Citigroup	USD		1,229	CAD	1,337	12/17/14	(44)
Citigroup	USD		2,293	CAD	2,514	12/17/14	(66)
Citigroup	USD		110	CHF	105	12/17/14	(1)
Citigroup	USD		8	CLP	5,000	12/17/14	—
Citigroup	USD		2,400	CNH	14,945	02/09/15	20
Citigroup	USD		509	COP	1,044,143	11/05/14	(2)
Citigroup	USD		111	COP	218,114	12/17/14	(6)
Citigroup	USD		112	COP	218,114	12/17/14	(6)
Citigroup	USD		156	COP	303,772	12/17/14	(9)
Citigroup	USD		7	CZK	150	12/17/14	—
Citigroup	USD		14	CZK	300	12/17/14	(1)
Citigroup	USD		19	CZK	400	12/17/14	(1)
Citigroup	USD		36	CZK	750	12/17/14	(2)
Citigroup	USD		58	CZK	1,250	12/17/14	(2)
Citigroup	USD		61	CZK	1,300	12/17/14	(2)
Citigroup	USD		75	CZK	1,600	12/17/14	(3)
Citigroup	USD		75	CZK	1,600	12/17/14	(3)
Citigroup	USD		95	CZK	2,000	12/17/14	(5)
Citigroup	USD		298	CZK	6,250	12/17/14	(16)
Citigroup	USD		1,162	CZK	24,400	12/17/14	(62)
Citigroup	USD		34	EUR	27	12/17/14	—
Citigroup	USD		50	EUR	40	12/17/14	—
Citigroup	USD		59	EUR	45	12/17/14	(3)
Citigroup	USD		84	EUR	65	12/17/14	(3)
Citigroup	USD		98	EUR	77	12/17/14	(1)
Citigroup	USD		188	EUR	149	12/17/14	(2)
Citigroup	USD		302	EUR	234	12/17/14	(8)
Citigroup	USD		305	EUR	240	12/17/14	(4)
Citigroup	USD		365	EUR	287	12/17/14	(5)
Citigroup	USD		397	EUR	314	12/17/14	(4)
Citigroup	USD		463	EUR	358	12/17/14	(14)
Citigroup	USD		495	EUR	383	12/17/14	(15)
Citigroup	USD		495	EUR	390	12/17/14	(6)
Citigroup	USD		635	EUR	490	12/17/14	(21)
Citigroup	USD		668	EUR	521	12/17/14	(15)
Citigroup	USD		716	EUR	553	12/17/14	(23)

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 611

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Citigroup	USD		719	EUR	569	12/17/14	(7)
Citigroup	USD		796	EUR	615	12/17/14	(25)
Citigroup	USD		897	EUR	714	12/17/14	(2)
Citigroup	USD		978	EUR	766	12/17/14	(18)
Citigroup	USD		1,219	EUR	955	12/17/14	(22)
Citigroup	USD		1,600	EUR	1,256	12/17/14	(25)
Citigroup	USD		2,319	EUR	1,811	12/17/14	(49)
Citigroup	USD		2,561	EUR	2,003	12/17/14	(51)
Citigroup	USD		4,205	EUR	3,310	12/17/14	(56)
Citigroup	USD		4,289	EUR	3,365	12/17/14	(71)
Citigroup	USD		6,542	EUR	5,175	12/17/14	(56)
Citigroup	USD		6,543	EUR	5,175	12/17/14	(56)
Citigroup	USD		6,543	EUR	5,175	12/17/14	(57)
Citigroup	USD		6,587	EUR	5,220	12/17/14	(43)
Citigroup	USD		8,548	EUR	6,730	12/17/14	(112)
Citigroup	USD		8,570	EUR	6,730	12/17/14	(134)
Citigroup	USD		10,772	EUR	8,325	12/17/14	(337)
Citigroup	USD		21,632	EUR	16,650	12/17/14	(761)
Citigroup	USD		8	GBP	5	12/17/14	—
Citigroup	USD		8	GBP	5	12/17/14	—
Citigroup	USD		10	GBP	6	12/17/14	—
Citigroup	USD		24	GBP	15	12/17/14	—
Citigroup	USD		40	GBP	25	12/17/14	—
Citigroup	USD		52	GBP	32	12/17/14	(1)
Citigroup	USD		66	GBP	41	12/17/14	—
Citigroup	USD		90	GBP	56	12/17/14	(1)
Citigroup	USD		92	GBP	57	12/17/14	(1)
Citigroup	USD		111	GBP	69	12/17/14	(1)
Citigroup	USD		176	GBP	109	12/17/14	(1)
Citigroup	USD		212	GBP	132	12/17/14	(1)
Citigroup	USD		220	GBP	138	12/17/14	—
Citigroup	USD		241	GBP	149	12/17/14	(4)
Citigroup	USD		256	GBP	157	12/17/14	(5)
Citigroup	USD		274	GBP	169	12/17/14	(5)
Citigroup	USD		348	GBP	213	12/17/14	(8)
Citigroup	USD		410	GBP	251	12/17/14	(9)
Citigroup	USD		603	GBP	369	12/17/14	(13)
Citigroup	USD		1,190	GBP	740	12/17/14	(7)
Citigroup	USD		1,501	GBP	931	12/17/14	(13)
Citigroup	USD		1,812	GBP	1,111	12/17/14	(36)
Citigroup	USD		2,380	GBP	1,441	12/17/14	(76)
Citigroup	USD		5	HKD	38	12/17/14	—
Citigroup	USD		83	HKD	645	12/17/14	—
Citigroup	USD		2	HUF	500	12/17/14	—
Citigroup	USD		14	HUF	3,500	12/17/14	—
Citigroup	USD		14	HUF	3,500	12/17/14	—
Citigroup	USD		17	HUF	4,000	12/17/14	—
Citigroup	USD		27	HUF	6,500	12/17/14	—
Citigroup	USD		35	HUF	8,500	12/17/14	—
Citigroup	USD		39	HUF	9,500	12/17/14	(1)
Citigroup	USD		46	HUF	11,000	12/17/14	(1)
Citigroup	USD		54	HUF	13,000	12/17/14	(1)
Citigroup	USD		56	HUF	13,500	12/17/14	(1)
Citigroup	USD		60	HUF	14,500	12/17/14	(1)
Citigroup	USD		84	HUF	20,500	12/17/14	—
Citigroup	USD		99	HUF	24,000	12/17/14	(1)
Citigroup	USD		108	HUF	26,500	12/17/14	—
Citigroup	USD		137	HUF	33,500	12/17/14	—
Citigroup	USD		720	HUF	172,500	12/17/14	(19)
Citigroup	USD		8	IDR	100,000	12/17/14	—
Citigroup	USD		13	IDR	150,000	12/17/14	—
Citigroup	USD		21	IDR	250,000	12/17/14	—
Citigroup	USD		84	IDR	1,000,000	12/17/14	(2)
Citigroup	USD		95	IDR	1,150,000	12/17/14	—
Citigroup	USD		168	IDR	2,000,000	12/17/14	(3)
Citigroup	USD		1	ILS	5	12/17/14	—
Citigroup	USD		7	ILS	25	12/17/14	—

See accompanying notes which are an integral part of the financial statements.

612 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Citigroup	USD		15	ILS	55	12/17/14	—
Citigroup	USD		39	ILS	145	12/17/14	(1)
Citigroup	USD		1,730	ILS	6,444	12/17/14	(34)
Citigroup	USD		1,730	ILS	6,449	12/17/14	(33)
Citigroup	USD		1,730	ILS	6,448	12/17/14	(33)
Citigroup	USD		1,730	ILS	6,448	12/17/14	(33)
Citigroup	USD		1,730	ILS	6,444	12/17/14	(34)
Citigroup	USD		3,365	ILS	12,582	12/17/14	(53)
Citigroup	USD		3,450	ILS	12,933	12/17/14	(46)
Citigroup	USD		3,460	ILS	12,894	12/17/14	(66)
Citigroup	USD		8	INR	500	12/17/14	—
Citigroup	USD		16	INR	1,000	12/17/14	—
Citigroup	USD		24	INR	1,500	12/17/14	—
Citigroup	USD		24	INR	1,500	12/17/14	—
Citigroup	USD		41	INR	2,500	12/17/14	—
Citigroup	USD		65	INR	4,026	12/17/14	—
Citigroup	USD		73	INR	4,508	12/17/14	(1)
Citigroup	USD		73	INR	4,490	12/17/14	(1)
Citigroup	USD		92	INR	5,656	12/17/14	—
Citigroup	USD		92	INR	5,637	12/17/14	(1)
Citigroup	USD		92	INR	5,636	12/17/14	(1)
Citigroup	USD		92	INR	5,697	12/17/14	—
Citigroup	USD		33	JPY	3,500	12/17/14	(2)
Citigroup	USD		114	JPY	12,500	12/17/14	(3)
Citigroup	USD		119	JPY	13,000	12/17/14	(4)
Citigroup	USD		369	JPY	38,768	12/17/14	(24)
Citigroup	USD		399	JPY	41,353	12/17/14	(30)
Citigroup	USD		450	JPY	47,915	12/17/14	(23)
Citigroup	USD		512	JPY	54,374	12/17/14	(28)
Citigroup	USD		788	JPY	84,320	12/17/14	(37)
Citigroup	USD		873	JPY	94,034	12/17/14	(36)
Citigroup	USD		1,199	JPY	131,256	12/17/14	(29)
Citigroup	USD		1,233	JPY	133,756	12/17/14	(42)
Citigroup	USD		1,382	JPY	147,017	12/17/14	(72)
Citigroup	USD		1,488	JPY	160,469	12/17/14	(58)
Citigroup	USD		1,540	JPY	168,554	12/17/14	(39)
Citigroup	USD		1,879	JPY	203,128	12/17/14	(70)
Citigroup	USD		1,882	JPY	205,744	12/17/14	(49)
Citigroup	USD		2,639	JPY	279,540	12/17/14	(150)
Citigroup	USD		3,070	JPY	327,843	12/17/14	(150)
Citigroup	USD		3,406	JPY	364,351	12/17/14	(161)
Citigroup	USD		4,995	JPY	535,270	12/17/14	(227)
Citigroup	USD		60,661	JPY	6,506,661	12/17/14	(2,707)
Citigroup	USD		14	KRW	15,000	12/17/14	—
Citigroup	USD		34	KRW	35,000	12/17/14	(1)
Citigroup	USD		43	KRW	45,000	12/17/14	(1)
Citigroup	USD		108	KRW	115,000	12/17/14	(1)
Citigroup	USD		124	KRW	130,000	12/17/14	(2)
Citigroup	USD		203	KRW	215,000	12/17/14	(2)
Citigroup	USD		268	KRW	280,071	12/17/14	(7)
Citigroup	USD		324	KRW	340,000	12/17/14	(7)
Citigroup	USD		392	KRW	407,562	12/17/14	(12)
Citigroup	USD		392	KRW	401,083	12/17/14	(18)
Citigroup	USD		576	KRW	610,000	12/17/14	(6)
Citigroup	USD		629	KRW	644,425	12/17/14	(27)
Citigroup	USD		785	KRW	807,739	12/17/14	(30)
Citigroup	USD		785	KRW	799,119	12/17/14	(39)
Citigroup	USD		41	MXN	550	12/17/14	(1)
Citigroup	USD		46	MXN	600	12/17/14	(1)
Citigroup	USD		46	MXN	600	12/17/14	(1)
Citigroup	USD		65	MXN	850	12/17/14	(2)
Citigroup	USD		72	MXN	950	12/17/14	(2)
Citigroup	USD		152	MXN	2,000	12/17/14	(4)
Citigroup	USD		330	MXN	4,450	12/17/14	—
Citigroup	USD		527	MXN	6,950	12/17/14	(13)
Citigroup	USD		6,730	MXN	90,644	12/17/14	(16)
Citigroup	USD		85	MYR	272	12/17/14	(3)

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 613

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount			Amount			(Depreciation)
Counterparty		Sold			Bought		Settlement Date	$
Citigroup	USD		112	MYR		359	12/17/14	(3)
Citigroup	USD		224	MYR		715	12/17/14	(7)
Citigroup	USD		337	MYR		1,082	12/17/14	(9)
Citigroup	USD		562	MYR		1,792	12/17/14	(18)
Citigroup	USD		73	NOK		460	12/17/14	(5)
Citigroup	USD		128	NOK		798	12/17/14	(10)
Citigroup	USD		143	NOK		892	12/17/14	(11)
Citigroup	USD		302	NOK		1,950	12/17/14	(13)
Citigroup	USD		508	NOK		3,280	12/17/14	(22)
Citigroup	USD		522	NOK		3,315	12/17/14	(31)
Citigroup	USD		536	NOK		3,447	12/17/14	(26)
Citigroup	USD		756	NOK		4,821	12/17/14	(42)
Citigroup	USD		931	NOK		5,923	12/17/14	(54)
Citigroup	USD		999	NOK		6,188	12/17/14	(83)
Citigroup	USD		175	NZD		218	12/17/14	(6)
Citigroup	USD		318	NZD		407	12/17/14	(2)
Citigroup	USD		457	NZD		579	12/17/14	(8)
Citigroup	USD		550	NZD		682	12/17/14	(21)
Citigroup	USD		584	NZD		737	12/17/14	(12)
Citigroup	USD		829	NZD		1,060	12/17/14	(7)
Citigroup	USD		990	NZD		1,210	12/17/14	(51)
Citigroup	USD		1,035	NZD		1,256	12/17/14	(60)
Citigroup	USD		1,039	NZD		1,256	12/17/14	(64)
Citigroup	USD		1,052	NZD		1,276	12/17/14	(62)
Citigroup	USD		1,052	NZD		1,283	12/17/14	(57)
Citigroup	USD		1,054	NZD		1,282	12/17/14	(58)
Citigroup	USD		2,704	NZD		3,330	12/17/14	(119)
Citigroup	USD		2,710	NZD		3,430	12/17/14	(47)
Citigroup	USD		5,290	NZD		6,730	12/17/14	(66)
Citigroup	USD		10,761	NZD		13,800	12/17/14	(49)
Citigroup	USD		12,106	NZD		15,525	12/17/14	(55)
Citigroup	USD		2	PHP		100	12/17/14	—
Citigroup	USD		16	PHP		700	12/17/14	—
Citigroup	USD		17	PHP		750	12/17/14	—
Citigroup	USD		26	PHP		1,150	12/17/14	(1)
Citigroup	USD		85	PHP		3,700	12/17/14	(2)
Citigroup	USD		6	PLN		20	12/17/14	—
Citigroup	USD		12	PLN		40	12/17/14	—
Citigroup	USD		32	PLN		105	12/17/14	(1)
Citigroup	USD		80	PLN		265	12/17/14	(2)
Citigroup	USD		88	PLN		286	12/17/14	(3)
Citigroup	USD		111	PLN		364	12/17/14	(3)
Citigroup	USD		117	PLN		384	12/17/14	(3)
Citigroup	USD		118	PLN		381	12/17/14	(5)
Citigroup	USD		1	RUB		50	12/17/14	—
Citigroup	USD		2	RUB		100	12/17/14	—
Citigroup	USD		4	RUB		150	12/17/14	—
Citigroup	USD		6	RUB		250	12/17/14	—
Citigroup	USD		7	RUB		250	12/17/14	(1)
Citigroup	USD		7	RUB		300	12/17/14	—
Citigroup	USD		12	RUB		500	12/17/14	—
Citigroup	USD		12	RUB		500	12/17/14	—
Citigroup	USD		20	RUB		750	12/17/14	(2)
Citigroup	USD		21	RUB		850	12/17/14	(1)
Citigroup	USD		29	RUB		1,200	12/17/14	(1)
Citigroup	USD		31	RUB		1,250	12/17/14	(3)
Citigroup	USD		32	RUB		1,300	12/17/14	(2)
Citigroup	USD		33	RUB		1,350	12/17/14	(2)
Citigroup	USD		36	RUB		1,450	12/17/14	(2)
Citigroup	USD		40	RUB		1,500	12/17/14	(5)
Citigroup	USD		42	RUB		1,700	12/17/14	(3)
Citigroup	USD		42	RUB		1,700	12/17/14	(3)
Citigroup	USD		49	RUB		2,050	12/17/14	(2)
Citigroup	USD		59	RUB		2,450	12/17/14	(3)
Citigroup	USD		63	RUB		2,400	12/17/14	(8)
Citigroup	USD		71	RUB		3,000	12/17/14	(2)
Citigroup	USD		81	RUB		3,500	12/17/14	—

See accompanying notes which are an integral part of the financial statements.

614 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Citigroup	USD		110	RUB	4,150	12/17/14	(15)
Citigroup	USD		124	RUB	4,650	12/17/14	(17)
Citigroup	USD		128	RUB	5,500	12/17/14	(2)
Citigroup	USD		427	RUB	16,200	12/17/14	(55)
Citigroup	USD		5	SEK	38	12/17/14	—
Citigroup	USD		45	SEK	318	12/17/14	(2)
Citigroup	USD		180	SEK	1,277	12/17/14	(7)
Citigroup	USD		186	SEK	1,315	12/17/14	(8)
Citigroup	USD		207	SEK	1,449	12/17/14	(11)
Citigroup	USD		209	SEK	1,509	12/17/14	(5)
Citigroup	USD		240	SEK	1,723	12/17/14	(7)
Citigroup	USD		264	SEK	1,829	12/17/14	(16)
Citigroup	USD		531	SEK	3,790	12/17/14	(18)
Citigroup	USD		543	SEK	3,913	12/17/14	(13)
Citigroup	USD		607	SEK	4,332	12/17/14	(20)
Citigroup	USD		658	SEK	4,705	12/17/14	(21)
Citigroup	USD		710	SEK	5,141	12/17/14	(13)
Citigroup	USD		991	SEK	7,136	12/17/14	(25)
Citigroup	USD		1,092	SEK	7,865	12/17/14	(27)
Citigroup	USD		106	SGD	135	12/17/14	(1)
Citigroup	USD		235	SGD	300	12/17/14	(1)
Citigroup	USD		698	SGD	873	12/17/14	(18)
Citigroup	USD		2,664	SGD	3,342	12/17/14	(63)
Citigroup	USD		29	TRY	65	12/17/14	—
Citigroup	USD		41	TRY	90	12/17/14	(1)
Citigroup	USD		43	TRY	95	12/17/14	(1)
Citigroup	USD		59	TRY	130	12/17/14	(1)
Citigroup	USD		63	TRY	140	12/17/14	(1)
Citigroup	USD		85	TRY	190	12/17/14	—
Citigroup	USD		86	TRY	195	12/17/14	1
Citigroup	USD		88	TRY	200	12/17/14	1
Citigroup	USD		95	TRY	215	12/17/14	1
Citigroup	USD		117	TRY	265	12/17/14	1
Citigroup	USD		122	TRY	270	12/17/14	(2)
Citigroup	USD		158	TRY	350	12/17/14	(3)
Citigroup	USD		444	TRY	990	12/17/14	(3)
Citigroup	USD		7	TWD	200	12/17/14	—
Citigroup	USD		52	TWD	1,550	12/17/14	(1)
Citigroup	USD		85	TWD	2,550	12/17/14	(2)
Citigroup	USD		125	TWD	3,800	12/17/14	—
Citigroup	USD		156	TWD	4,650	12/17/14	(3)
Citigroup	USD		193	TWD	5,750	12/17/14	(4)
Citigroup	USD		14	ZAR	150	12/17/14	—
Citigroup	USD		14	ZAR	150	12/17/14	—
Citigroup	USD		18	ZAR	200	12/17/14	—
Citigroup	USD		18	ZAR	200	12/17/14	—
Citigroup	USD		23	ZAR	250	12/17/14	—
Citigroup	USD		28	ZAR	300	12/17/14	(1)
Citigroup	USD		45	ZAR	504	12/17/14	—
Citigroup	USD		49	ZAR	550	12/17/14	1
Citigroup	USD		50	ZAR	546	12/17/14	(1)
Citigroup	USD		62	ZAR	700	12/17/14	1
Citigroup	USD		64	ZAR	700	12/17/14	(1)
Citigroup	USD		65	ZAR	700	12/17/14	(2)
Citigroup	USD		73	ZAR	800	12/17/14	(1)
Citigroup	USD		81	ZAR	900	12/17/14	—
Citigroup	USD		89	ZAR	1,000	12/17/14	1
Citigroup	USD		100	ZAR	1,100	12/17/14	(1)
Citigroup	USD		126	ZAR	1,400	12/17/14	—
Citigroup	USD		130	ZAR	1,450	12/17/14	—
Citigroup	USD		161	ZAR	1,800	12/17/14	1
Citigroup	USD		197	ZAR	2,150	12/17/14	(3)
Citigroup	AUD		3,430	JPY	321,904	12/17/14	(142)
Citigroup	AUD		1	USD	—	12/17/14	—
Citigroup	AUD		10	USD	9	12/17/14	—
Citigroup	AUD		10	USD	9	12/17/14	—
Citigroup	AUD		30	USD	26	12/17/14	—

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 615

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount			Amount			(Depreciation)
Counterparty		Sold			Bought		Settlement Date	$
Citigroup	AUD		51	USD		44	12/17/14	—
Citigroup	AUD		56	USD		52	12/17/14	3
Citigroup	AUD		85	USD		74	12/17/14	(1)
Citigroup	AUD		95	USD		87	12/17/14	4
Citigroup	AUD		190	USD		165	12/17/14	(1)
Citigroup	AUD		201	USD		182	12/17/14	6
Citigroup	AUD		232	USD		206	12/17/14	3
Citigroup	AUD		263	USD		228	12/17/14	(3)
Citigroup	AUD		294	USD		262	12/17/14	5
Citigroup	AUD		319	USD		289	12/17/14	9
Citigroup	AUD		332	USD		290	12/17/14	(1)
Citigroup	AUD		338	USD		294	12/17/14	(2)
Citigroup	AUD		338	USD		294	12/17/14	(2)
Citigroup	AUD		344	USD		309	12/17/14	8
Citigroup	AUD		351	USD		306	12/17/14	(2)
Citigroup	AUD		454	USD		396	12/17/14	(2)
Citigroup	AUD		487	USD		436	12/17/14	9
Citigroup	AUD		491	USD		433	12/17/14	3
Citigroup	AUD		547	USD		493	12/17/14	13
Citigroup	AUD		554	USD		485	12/17/14	(1)
Citigroup	AUD		563	USD		492	12/17/14	(2)
Citigroup	AUD		1,176	USD		1,037	12/17/14	6
Citigroup	AUD		1,224	USD		1,081	12/17/14	7
Citigroup	AUD		6,730	USD		5,917	12/17/14	12
Citigroup	BRL		8,710	USD		3,450	11/07/14	(62)
Citigroup	BRL		5	USD		2	12/17/14	—
Citigroup	BRL		10	USD		4	12/17/14	—
Citigroup	BRL		20	USD		8	12/17/14	—
Citigroup	BRL		25	USD		10	12/17/14	—
Citigroup	BRL		35	USD		14	12/17/14	—
Citigroup	BRL		40	USD		16	12/17/14	—
Citigroup	BRL		40	USD		17	12/17/14	1
Citigroup	BRL		45	USD		18	12/17/14	—
Citigroup	BRL		50	USD		20	12/17/14	—
Citigroup	BRL		75	USD		31	12/17/14	2
Citigroup	BRL		75	USD		30	12/17/14	1
Citigroup	BRL		85	USD		35	12/17/14	2
Citigroup	BRL		105	USD		42	12/17/14	—
Citigroup	BRL		120	USD		49	12/17/14	1
Citigroup	BRL		125	USD		51	12/17/14	2
Citigroup	BRL		130	USD		53	12/17/14	1
Citigroup	BRL		185	USD		74	12/17/14	1
Citigroup	BRL		185	USD		75	12/17/14	2
Citigroup	BRL		245	USD		102	12/17/14	4
Citigroup	BRL		280	USD		117	12/17/14	5
Citigroup	BRL		1,340	USD		581	12/17/14	47
Citigroup	CAD		27	USD		24	12/17/14	1
Citigroup	CAD		27	USD		24	12/17/14	1
Citigroup	CAD		79	USD		70	12/17/14	1
Citigroup	CAD		83	USD		73	12/17/14	—
Citigroup	CAD		93	USD		83	12/17/14	1
Citigroup	CAD		93	USD		83	12/17/14	1
Citigroup	CAD		100	USD		89	12/17/14	1
Citigroup	CAD		173	USD		155	12/17/14	1
Citigroup	CAD		181	USD		162	12/17/14	2
Citigroup	CAD		227	USD		204	12/17/14	3
Citigroup	CAD		278	USD		247	12/17/14	1
Citigroup	CAD		324	USD		287	12/17/14	—
Citigroup	CAD		365	USD		323	12/17/14	—
Citigroup	CAD		389	USD		352	12/17/14	8
Citigroup	CAD		421	USD		370	12/17/14	(3)
Citigroup	CAD		537	USD		491	12/17/14	15
Citigroup	CAD		583	USD		524	12/17/14	8
Citigroup	CAD		650	USD		574	12/17/14	(2)
Citigroup	CAD		836	USD		742	12/17/14	2
Citigroup	CAD		928	USD		850	12/17/14	28
Citigroup	CAD		1,062	USD		978	12/17/14	37

See accompanying notes which are an integral part of the financial statements.

616 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	CAD	1,334	USD	1,221	12/17/14	39
Citigroup	CAD	1,342	USD	1,229	12/17/14	40
Citigroup	CAD	3,872	USD	3,450	12/17/14	18
Citigroup	CHF	10	USD	10	12/17/14	—
Citigroup	CHF	10	USD	10	12/17/14	—
Citigroup	CHF	16	USD	18	12/17/14	1
Citigroup	CLP	20,000	USD	33	12/17/14	(2)
Citigroup	CLP	40,952	USD	69	12/17/14	(2)
Citigroup	CLP	58,944	USD	99	12/17/14	(3)
Citigroup	CLP	58,944	USD	100	12/17/14	(2)
Citigroup	CLP	60,283	USD	101	12/17/14	(4)
Citigroup	CLP	80,378	USD	135	12/17/14	(4)
Citigroup	COP	1,044,143	USD	509	11/05/14	2
Citigroup	COP	5,000	USD	2	12/17/14	—
Citigroup	COP	5,000	USD	3	12/17/14	—
Citigroup	COP	5,000	USD	3	12/17/14	—
Citigroup	COP	15,000	USD	8	12/17/14	—
Citigroup	COP	20,000	USD	10	12/17/14	—
Citigroup	COP	20,000	USD	10	12/17/14	—
Citigroup	COP	25,000	USD	12	12/17/14	—
Citigroup	COP	30,000	USD	15	12/17/14	—
Citigroup	COP	40,000	USD	20	12/17/14	—
Citigroup	COP	45,000	USD	22	12/17/14	1
Citigroup	COP	100,000	USD	50	12/17/14	1
Citigroup	COP	155,000	USD	76	12/17/14	1
Citigroup	COP	520,000	USD	267	12/17/14	16
Citigroup	CZK	100	USD	5	12/17/14	—
Citigroup	CZK	150	USD	7	12/17/14	—
Citigroup	CZK	400	USD	19	12/17/14	1
Citigroup	CZK	400	USD	19	12/17/14	1
Citigroup	CZK	550	USD	25	12/17/14	—
Citigroup	CZK	1,100	USD	51	12/17/14	1
Citigroup	CZK	3,150	USD	144	12/17/14	2
Citigroup	CZK	3,300	USD	151	12/17/14	2
Citigroup	CZK	3,500	USD	160	12/17/14	3
Citigroup	CZK	9,831	USD	461	12/17/14	18
Citigroup	CZK	13,140	USD	620	12/17/14	27
Citigroup	CZK	13,140	USD	621	12/17/14	28
Citigroup	CZK	13,140	USD	618	12/17/14	26
Citigroup	EUR	3,430	GBP	2,704	12/17/14	24
Citigroup	EUR	3,430	GBP	2,707	12/17/14	29
Citigroup	EUR	3,430	GBP	2,704	12/17/14	24
Citigroup	EUR	15,738	GBP	12,512	12/17/14	281
Citigroup	EUR	15	USD	19	12/17/14	1
Citigroup	EUR	45	USD	59	12/17/14	3
Citigroup	EUR	92	USD	118	12/17/14	3
Citigroup	EUR	195	USD	253	12/17/14	8
Citigroup	EUR	199	USD	253	12/17/14	4
Citigroup	EUR	207	USD	266	12/17/14	7
Citigroup	EUR	247	USD	315	12/17/14	5
Citigroup	EUR	382	USD	493	12/17/14	14
Citigroup	EUR	384	USD	487	12/17/14	6
Citigroup	EUR	400	USD	506	12/17/14	5
Citigroup	EUR	454	USD	597	12/17/14	28
Citigroup	EUR	455	USD	588	12/17/14	17
Citigroup	EUR	462	USD	599	12/17/14	19
Citigroup	EUR	468	USD	614	12/17/14	28
Citigroup	EUR	474	USD	619	12/17/14	24
Citigroup	EUR	474	USD	615	12/17/14	21
Citigroup	EUR	560	USD	738	12/17/14	35
Citigroup	EUR	641	USD	814	12/17/14	11
Citigroup	EUR	786	USD	992	12/17/14	6
Citigroup	EUR	948	USD	1,230	12/17/14	41
Citigroup	EUR	1,105	USD	1,399	12/17/14	14
Citigroup	EUR	1,185	USD	1,525	12/17/14	40
Citigroup	EUR	1,476	USD	1,865	12/17/14	14
Citigroup	EUR	1,565	USD	2,066	12/17/14	105

		See accompanying notes which are an integral part of the financial statements.

				Russell Multi-Strategy Alternative Fund 617

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Citigroup	EUR	2,114	USD		2,737	12/17/14	87
Citigroup	EUR	2,127	USD		2,728	12/17/14	62
Citigroup	EUR	2,183	USD		2,805	12/17/14	69
Citigroup	EUR	3,360	USD		4,339	12/17/14	128
Citigroup	EUR	3,360	USD		4,336	12/17/14	125
Citigroup	EUR	3,360	USD		4,330	12/17/14	118
Citigroup	EUR	3,430	USD		4,345	12/17/14	45
Citigroup	EUR	3,430	USD		4,339	12/17/14	39
Citigroup	EUR	6,720	USD		8,665	12/17/14	242
Citigroup	EUR	6,860	USD		8,670	12/17/14	71
Citigroup	EUR	6,860	USD		8,676	12/17/14	77
Citigroup	EUR	6,860	USD		8,676	12/17/14	77
Citigroup	EUR	8,575	USD		10,896	12/17/14	147
Citigroup	EUR	9,744	USD		12,352	12/17/14	138
Citigroup	EUR	9,744	USD		12,311	12/17/14	97
Citigroup	EUR	10,290	USD		13,069	12/17/14	170
Citigroup	EUR	32,126	USD		41,526	12/17/14	1,257
Citigroup	EUR	33,300	USD		43,132	12/17/14	1,391
Citigroup	GBP	5,411	EUR		6,900	12/17/14	(4)
Citigroup	GBP	10,351	EUR		13,240	12/17/14	44
Citigroup	GBP	10,352	EUR		13,240	12/17/14	41
Citigroup	GBP	10,354	EUR		13,240	12/17/14	38
Citigroup	GBP	5	USD		8	12/17/14	—
Citigroup	GBP	57	USD		92	12/17/14	1
Citigroup	GBP	93	USD		153	12/17/14	4
Citigroup	GBP	93	USD		150	12/17/14	1
Citigroup	GBP	147	USD		237	12/17/14	2
Citigroup	GBP	175	USD		282	12/17/14	3
Citigroup	GBP	213	USD		346	12/17/14	7
Citigroup	GBP	260	USD		421	12/17/14	6
Citigroup	GBP	288	USD		462	12/17/14	3
Citigroup	GBP	289	USD		466	12/17/14	4
Citigroup	GBP	436	USD		696	12/17/14	(1)
Citigroup	GBP	438	USD		704	12/17/14	4
Citigroup	GBP	451	USD		724	12/17/14	2
Citigroup	GBP	478	USD		767	12/17/14	3
Citigroup	GBP	532	USD		857	12/17/14	7
Citigroup	GBP	702	USD		1,116	12/17/14	(6)
Citigroup	GBP	711	USD		1,145	12/17/14	9
Citigroup	GBP	834	USD		1,333	12/17/14	(1)
Citigroup	GBP	949	USD		1,516	12/17/14	(1)
Citigroup	GBP	1,075	USD		1,752	12/17/14	33
Citigroup	GBP	3,480	USD		5,589	12/17/14	24
Citigroup	HUF	310,000	USD		1,288	12/17/14	28
Citigroup	IDR	50,000	USD		4	12/17/14	—
Citigroup	IDR	150,000	USD		12	12/17/14	—
Citigroup	IDR	250,000	USD		20	12/17/14	—
Citigroup	IDR	250,000	USD		20	12/17/14	—
Citigroup	IDR	300,000	USD		24	12/17/14	—
Citigroup	IDR	450,000	USD		36	12/17/14	(1)
Citigroup	IDR	650,000	USD		52	12/17/14	(1)
Citigroup	IDR	2,350,000	USD		196	12/17/14	3
Citigroup	ILS	147	USD		41	11/05/14	2
Citigroup	ILS	197	USD		55	11/05/14	3
Citigroup	ILS	10	USD		3	12/17/14	—
Citigroup	ILS	15	USD		4	12/17/14	—
Citigroup	ILS	30	USD		8	12/17/14	—
Citigroup	ILS	45	USD		12	12/17/14	—
Citigroup	ILS	45	USD		12	12/17/14	—
Citigroup	ILS	60	USD		16	12/17/14	1
Citigroup	ILS	75	USD		20	12/17/14	1
Citigroup	ILS	80	USD		22	12/17/14	1
Citigroup	ILS	100	USD		28	12/17/14	1
Citigroup	ILS	105	USD		29	12/17/14	1
Citigroup	ILS	125	USD		34	12/17/14	1
Citigroup	ILS	140	USD		39	12/17/14	2
Citigroup	ILS	185	USD		52	12/17/14	3

See accompanying notes which are an integral part of the financial statements.

618 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Citigroup	ILS	480	USD	134	12/17/14	8
Citigroup	JPY	319,107	AUD	3,430	12/17/14	167
Citigroup	JPY	319,264	AUD	3,430	12/17/14	166
Citigroup	JPY	747,898	USD	6,730	11/05/14	72
Citigroup	JPY	1,554	USD	14	12/17/14	1
Citigroup	JPY	4,478	USD	42	12/17/14	2
Citigroup	JPY	4,995	USD	46	12/17/14	2
Citigroup	JPY	4,995	USD	46	12/17/14	2
Citigroup	JPY	4,995	USD	46	12/17/14	2
Citigroup	JPY	4,995	USD	46	12/17/14	2
Citigroup	JPY	4,995	USD	46	12/17/14	2
Citigroup	JPY	7,600	USD	70	12/17/14	2
Citigroup	JPY	11,000	USD	101	12/17/14	3
Citigroup	JPY	18,898	USD	177	12/17/14	8
Citigroup	JPY	28,677	USD	273	12/17/14	18
Citigroup	JPY	39,017	USD	364	12/17/14	16
Citigroup	JPY	45,173	USD	416	12/17/14	14
Citigroup	JPY	52,849	USD	493	12/17/14	22
Citigroup	JPY	53,837	USD	513	12/17/14	34
Citigroup	JPY	55,369	USD	512	12/17/14	19
Citigroup	JPY	57,875	USD	536	12/17/14	21
Citigroup	JPY	76,463	USD	714	12/17/14	33
Citigroup	JPY	101,701	USD	942	12/17/14	36
Citigroup	JPY	115,416	USD	1,070	12/17/14	42
Citigroup	JPY	134,324	USD	1,255	12/17/14	59
Citigroup	JPY	151,738	USD	1,393	12/17/14	42
Citigroup	JPY	216,244	USD	1,991	12/17/14	65
Citigroup	JPY	233,687	USD	2,204	12/17/14	122
Citigroup	JPY	295,084	USD	2,811	12/17/14	183
Citigroup	JPY	343,098	USD	3,072	12/17/14	16
Citigroup	JPY	343,310	USD	3,278	12/17/14	220
Citigroup	JPY	344,702	USD	3,278	12/17/14	207
Citigroup	JPY	345,013	USD	3,278	12/17/14	205
Citigroup	JPY	346,373	USD	3,263	12/17/14	178
Citigroup	JPY	346,414	USD	3,307	12/17/14	222
Citigroup	JPY	377,826	USD	3,480	12/17/14	115
Citigroup	JPY	515,175	USD	4,802	12/17/14	213
Citigroup	JPY	538,456	USD	4,995	12/17/14	199
Citigroup	JPY	538,880	USD	4,995	12/17/14	195
Citigroup	JPY	539,045	USD	4,995	12/17/14	194
Citigroup	JPY	539,269	USD	4,995	12/17/14	192
Citigroup	JPY	539,289	USD	4,995	12/17/14	192
Citigroup	JPY	539,384	USD	4,995	12/17/14	191
Citigroup	JPY	547,580	USD	5,040	12/17/14	163
Citigroup	JPY	732,766	USD	6,730	12/17/14	203
Citigroup	JPY	754,273	USD	6,730	12/17/14	12
Citigroup	JPY	1,461,382	USD	13,460	12/17/14	444
Citigroup	KRW	15,000	USD	14	12/17/14	—
Citigroup	KRW	15,000	USD	15	12/17/14	1
Citigroup	KRW	15,000	USD	14	12/17/14	—
Citigroup	KRW	20,000	USD	19	12/17/14	—
Citigroup	KRW	25,000	USD	24	12/17/14	1
Citigroup	KRW	35,000	USD	33	12/17/14	—
Citigroup	KRW	45,000	USD	44	12/17/14	2
Citigroup	KRW	60,000	USD	58	12/17/14	2
Citigroup	KRW	60,000	USD	59	12/17/14	3
Citigroup	KRW	85,000	USD	83	12/17/14	4
Citigroup	KRW	90,000	USD	84	12/17/14	—
Citigroup	KRW	105,000	USD	99	12/17/14	1
Citigroup	KRW	105,000	USD	98	12/17/14	—
Citigroup	KRW	170,000	USD	161	12/17/14	2
Citigroup	KRW	240,000	USD	223	12/17/14	(1)
Citigroup	KRW	275,000	USD	256	12/17/14	—
Citigroup	KRW	350,000	USD	326	12/17/14	(1)
Citigroup	KRW	640,000	USD	597	12/17/14	—
Citigroup	KRW	1,695,000	USD	1,662	12/17/14	79
Citigroup	MXN	150	USD	11	12/17/14	—

		See accompanying notes which are an integral part of the financial statements.

				Russell Multi-Strategy Alternative Fund 619

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount			Amount			(Depreciation)
Counterparty		Sold			Bought		Settlement Date	$
Citigroup	MXN		300	USD		22	12/17/14	—
Citigroup	MXN		400	USD		29	12/17/14	—
Citigroup	MXN		400	USD		30	12/17/14	—
Citigroup	MXN		400	USD		30	12/17/14	—
Citigroup	MXN		500	USD		37	12/17/14	—
Citigroup	MXN		600	USD		44	12/17/14	—
Citigroup	MXN		700	USD		52	12/17/14	—
Citigroup	MXN		850	USD		64	12/17/14	1
Citigroup	MXN		850	USD		64	12/17/14	1
Citigroup	MXN		1,000	USD		75	12/17/14	1
Citigroup	MXN		1,094	USD		82	12/17/14	1
Citigroup	MXN		1,094	USD		82	12/17/14	1
Citigroup	MXN		1,300	USD		97	12/17/14	—
Citigroup	MXN		1,353	USD		103	12/17/14	3
Citigroup	MXN		1,360	USD		102	12/17/14	2
Citigroup	MXN		1,363	USD		104	12/17/14	3
Citigroup	MXN		1,550	USD		116	12/17/14	1
Citigroup	MXN		1,631	USD		124	12/17/14	3
Citigroup	MXN		1,650	USD		124	12/17/14	2
Citigroup	MXN		1,900	USD		144	12/17/14	3
Citigroup	MXN		2,350	USD		173	12/17/14	(1)
Citigroup	MXN		2,705	USD		206	12/17/14	5
Citigroup	MXN		3,050	USD		225	12/17/14	(1)
Citigroup	MXN		3,300	USD		244	12/17/14	—
Citigroup	MXN		6,730	USD		498	12/17/14	—
Citigroup	MXN		91,081	USD		6,730	12/17/14	(16)
Citigroup	MYR		10	USD		3	12/17/14	—
Citigroup	MYR		15	USD		5	12/17/14	—
Citigroup	MYR		25	USD		8	12/17/14	—
Citigroup	MYR		25	USD		8	12/17/14	—
Citigroup	MYR		30	USD		9	12/17/14	—
Citigroup	MYR		30	USD		9	12/17/14	—
Citigroup	MYR		35	USD		11	12/17/14	—
Citigroup	MYR		50	USD		15	12/17/14	—
Citigroup	MYR		55	USD		17	12/17/14	1
Citigroup	MYR		55	USD		17	12/17/14	—
Citigroup	MYR		55	USD		17	12/17/14	—
Citigroup	MYR		70	USD		22	12/17/14	1
Citigroup	MYR		70	USD		22	12/17/14	1
Citigroup	MYR		70	USD		22	12/17/14	—
Citigroup	MYR		90	USD		28	12/17/14	—
Citigroup	MYR		115	USD		36	12/17/14	1
Citigroup	MYR		130	USD		40	12/17/14	—
Citigroup	MYR		135	USD		41	12/17/14	—
Citigroup	MYR		235	USD		72	12/17/14	1
Citigroup	MYR		290	USD		89	12/17/14	1
Citigroup	MYR		315	USD		95	12/17/14	—
Citigroup	MYR		325	USD		99	12/17/14	1
Citigroup	MYR		335	USD		102	12/17/14	—
Citigroup	MYR		345	USD		107	12/17/14	2
Citigroup	MYR		360	USD		110	12/17/14	1
Citigroup	MYR		500	USD		152	12/17/14	—
Citigroup	MYR		2,040	USD		642	12/17/14	24
Citigroup	NOK		100	USD		16	12/17/14	1
Citigroup	NOK		539	USD		81	12/17/14	2
Citigroup	NOK		1,161	USD		177	12/17/14	5
Citigroup	NOK		1,305	USD		202	12/17/14	9
Citigroup	NOK		1,521	USD		237	12/17/14	12
Citigroup	NOK		1,793	USD		272	12/17/14	6
Citigroup	NOK		1,966	USD		297	12/17/14	6
Citigroup	NOK		2,126	USD		331	12/17/14	16
Citigroup	NOK		2,221	USD		347	12/17/14	18
Citigroup	NOK		2,594	USD		391	12/17/14	7
Citigroup	NOK		4,145	USD		630	12/17/14	17
Citigroup	NOK		4,951	USD		751	12/17/14	19
Citigroup	NOK		6,291	USD		957	12/17/14	26
Citigroup	NOK		6,353	USD		945	12/17/14	4

See accompanying notes which are an integral part of the financial statements.

620 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Citigroup	NOK		22,697	USD	3,365	12/17/14	5
Citigroup	NOK		22,714	USD	3,365	12/17/14	2
Citigroup	NOK		30,774	USD	4,869	12/17/14	314
Citigroup	NZD		114	USD	92	12/17/14	4
Citigroup	NZD		116	USD	95	12/17/14	5
Citigroup	NZD		119	USD	95	12/17/14	3
Citigroup	NZD		148	USD	121	12/17/14	6
Citigroup	NZD		157	USD	129	12/17/14	7
Citigroup	NZD		233	USD	189	12/17/14	8
Citigroup	NZD		282	USD	219	12/17/14	1
Citigroup	NZD		290	USD	235	12/17/14	10
Citigroup	NZD		295	USD	229	12/17/14	1
Citigroup	NZD		304	USD	247	12/17/14	12
Citigroup	NZD		349	USD	270	12/17/14	—
Citigroup	NZD		368	USD	289	12/17/14	3
Citigroup	NZD		385	USD	310	12/17/14	12
Citigroup	NZD		480	USD	389	12/17/14	16
Citigroup	NZD		565	USD	446	12/17/14	8
Citigroup	NZD		656	USD	512	12/17/14	3
Citigroup	NZD		1,324	USD	1,020	12/17/14	(7)
Citigroup	NZD		1,419	USD	1,097	12/17/14	(4)
Citigroup	NZD		1,731	USD	1,333	12/17/14	(11)
Citigroup	NZD		3,280	USD	2,720	12/17/14	174
Citigroup	NZD		3,365	USD	2,625	12/17/14	13
Citigroup	NZD		3,365	USD	2,627	12/17/14	15
Citigroup	NZD		6,730	USD	5,250	12/17/14	26
Citigroup	NZD		6,730	USD	5,244	12/17/14	20
Citigroup	NZD		6,730	USD	5,248	12/17/14	24
Citigroup	NZD		10,290	USD	8,139	12/17/14	151
Citigroup	PHP		607	USD	14	12/17/14	—
Citigroup	PHP		1,596	USD	37	12/17/14	1
Citigroup	PHP		1,596	USD	37	12/17/14	1
Citigroup	PHP		1,601	USD	37	12/17/14	1
Citigroup	PHP		1,950	USD	44	12/17/14	1
Citigroup	PHP		2,050	USD	46	12/17/14	1
Citigroup	PHP		2,050	USD	46	12/17/14	—
Citigroup	PHP		3,000	USD	66	12/17/14	—
Citigroup	PHP		3,750	USD	84	12/17/14	1
Citigroup	PHP		3,850	USD	86	12/17/14	—
Citigroup	PHP		4,050	USD	91	12/17/14	1
Citigroup	PHP		4,100	USD	92	12/17/14	1
Citigroup	PHP		7,100	USD	159	12/17/14	1
Citigroup	PLN		5	USD	2	12/17/14	—
Citigroup	PLN		10	USD	3	12/17/14	—
Citigroup	PLN		25	USD	8	12/17/14	—
Citigroup	PLN		30	USD	9	12/17/14	—
Citigroup	PLN		75	USD	23	12/17/14	1
Citigroup	PLN		90	USD	27	12/17/14	—
Citigroup	PLN		120	USD	37	12/17/14	1
Citigroup	PLN		165	USD	50	12/17/14	1
Citigroup	PLN		195	USD	59	12/17/14	1
Citigroup	PLN		230	USD	69	12/17/14	1
Citigroup	PLN		235	USD	70	12/17/14	1
Citigroup	PLN		255	USD	76	12/17/14	—
Citigroup	PLN		265	USD	80	12/17/14	1
Citigroup	PLN		275	USD	82	12/17/14	1
Citigroup	PLN		305	USD	92	12/17/14	2
Citigroup	PLN		400	USD	121	12/17/14	2
Citigroup	PLN		435	USD	135	12/17/14	6
Citigroup	PLN		945	USD	293	12/17/14	13
Citigroup	RUB		150	USD	4	12/17/14	—
Citigroup	RUB		200	USD	5	12/17/14	—
Citigroup	RUB		700	USD	18	12/17/14	2
Citigroup	RUB		4,950	USD	127	12/17/14	14
Citigroup	RUB		5,448	USD	144	12/17/14	19
Citigroup	RUB		5,485	USD	145	12/17/14	19
Citigroup	RUB		5,500	USD	140	12/17/14	13

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 621

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Citigroup	RUB	7,300	USD		193	12/17/14	25
Citigroup	RUB	8,245	USD		217	12/17/14	28
Citigroup	RUB	8,855	USD		232	12/17/14	28
Citigroup	RUB	11,117	USD		290	12/17/14	35
Citigroup	RUB	142,825	USD		3,430	12/17/14	150
Citigroup	SEK	122,621	EUR		13,320	12/17/14	89
Citigroup	SEK	100	USD		14	12/17/14	—
Citigroup	SEK	184	USD		26	12/17/14	1
Citigroup	SEK	631	USD		87	12/17/14	1
Citigroup	SEK	758	USD		106	12/17/14	3
Citigroup	SEK	760	USD		106	12/17/14	4
Citigroup	SEK	1,525	USD		214	12/17/14	7
Citigroup	SEK	1,750	USD		244	12/17/14	7
Citigroup	SEK	1,861	USD		259	12/17/14	7
Citigroup	SEK	2,234	USD		310	12/17/14	8
Citigroup	SEK	2,610	USD		360	12/17/14	6
Citigroup	SEK	2,987	USD		411	12/17/14	6
Citigroup	SEK	4,995	USD		680	12/17/14	4
Citigroup	SEK	6,995	USD		952	12/17/14	5
Citigroup	SEK	7,139	USD		1,017	12/17/14	50
Citigroup	SEK	7,139	USD		1,016	12/17/14	49
Citigroup	SEK	8,566	USD		1,225	12/17/14	65
Citigroup	SEK	8,620	USD		1,208	12/17/14	41
Citigroup	SEK	9,055	USD		1,231	12/17/14	5
Citigroup	SEK	9,775	USD		1,376	12/17/14	52
Citigroup	SEK	10,096	USD		1,427	12/17/14	60
Citigroup	SEK	10,188	USD		1,430	12/17/14	50
Citigroup	SEK	10,849	USD		1,531	12/17/14	62
Citigroup	SEK	10,850	USD		1,528	12/17/14	58
Citigroup	SGD	20	USD		16	12/17/14	—
Citigroup	SGD	25	USD		20	12/17/14	—
Citigroup	SGD	25	USD		20	12/17/14	—
Citigroup	SGD	30	USD		24	12/17/14	—
Citigroup	SGD	35	USD		28	12/17/14	—
Citigroup	SGD	40	USD		32	12/17/14	—
Citigroup	SGD	45	USD		35	12/17/14	—
Citigroup	SGD	45	USD		35	12/17/14	—
Citigroup	SGD	60	USD		47	12/17/14	1
Citigroup	SGD	65	USD		52	12/17/14	1
Citigroup	SGD	65	USD		51	12/17/14	1
Citigroup	SGD	65	USD		51	12/17/14	1
Citigroup	SGD	70	USD		55	12/17/14	—
Citigroup	SGD	75	USD		59	12/17/14	1
Citigroup	SGD	80	USD		63	12/17/14	1
Citigroup	SGD	85	USD		68	12/17/14	2
Citigroup	SGD	95	USD		76	12/17/14	2
Citigroup	SGD	115	USD		90	12/17/14	1
Citigroup	SGD	120	USD		94	12/17/14	—
Citigroup	SGD	130	USD		102	12/17/14	1
Citigroup	SGD	135	USD		108	12/17/14	3
Citigroup	SGD	145	USD		114	12/17/14	1
Citigroup	SGD	155	USD		122	12/17/14	1
Citigroup	SGD	165	USD		131	12/17/14	3
Citigroup	SGD	215	USD		168	12/17/14	1
Citigroup	SGD	225	USD		177	12/17/14	2
Citigroup	SGD	240	USD		190	12/17/14	3
Citigroup	SGD	245	USD		193	12/17/14	2
Citigroup	SGD	2,210	USD		1,769	12/17/14	49
Citigroup	TRY	5	USD		2	12/17/14	—
Citigroup	TRY	5	USD		2	12/17/14	—
Citigroup	TRY	10	USD		4	12/17/14	—
Citigroup	TRY	10	USD		4	12/17/14	—
Citigroup	TRY	35	USD		16	12/17/14	—
Citigroup	TRY	40	USD		17	12/17/14	(1)
Citigroup	TRY	45	USD		20	12/17/14	(1)
Citigroup	TRY	45	USD		20	12/17/14	—
Citigroup	TRY	45	USD		20	12/17/14	—

See accompanying notes which are an integral part of the financial statements.

622 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Citigroup	TRY		50	USD	22	12/17/14	—
Citigroup	TRY		55	USD	24	12/17/14	—
Citigroup	TRY		56	USD	25	12/17/14	—
Citigroup	TRY		56	USD	25	12/17/14	—
Citigroup	TRY		57	USD	25	12/17/14	—
Citigroup	TRY		67	USD	30	12/17/14	—
Citigroup	TRY		67	USD	30	12/17/14	1
Citigroup	TRY		71	USD	32	12/17/14	1
Citigroup	TRY		155	USD	67	12/17/14	(2)
Citigroup	TRY		155	USD	66	12/17/14	(3)
Citigroup	TRY		170	USD	74	12/17/14	(2)
Citigroup	TRY		180	USD	77	12/17/14	(3)
Citigroup	TRY		205	USD	90	12/17/14	(1)
Citigroup	TRY		260	USD	112	12/17/14	(4)
Citigroup	TRY		15,043	USD	6,730	12/17/14	29
Citigroup	TWD		50	USD	2	12/17/14	—
Citigroup	TWD		126	USD	4	12/17/14	—
Citigroup	TWD		250	USD	8	12/17/14	—
Citigroup	TWD		300	USD	10	12/17/14	—
Citigroup	TWD		500	USD	16	12/17/14	—
Citigroup	TWD		600	USD	20	12/17/14	—
Citigroup	TWD		950	USD	31	12/17/14	—
Citigroup	TWD		970	USD	33	12/17/14	1
Citigroup	TWD		1,600	USD	53	12/17/14	—
Citigroup	TWD		1,750	USD	58	12/17/14	—
Citigroup	TWD		1,850	USD	62	12/17/14	1
Citigroup	TWD		1,865	USD	63	12/17/14	1
Citigroup	TWD		1,869	USD	63	12/17/14	1
Citigroup	TWD		1,869	USD	63	12/17/14	1
Citigroup	TWD		1,950	USD	65	12/17/14	—
Citigroup	TWD		1,950	USD	64	12/17/14	—
Citigroup	TWD		2,250	USD	74	12/17/14	—
Citigroup	TWD		3,050	USD	100	12/17/14	—
Citigroup	TWD		3,050	USD	101	12/17/14	1
Citigroup	TWD		3,400	USD	112	12/17/14	—
Citigroup	TWD		5,350	USD	177	12/17/14	1
Citigroup	TWD		5,550	USD	183	12/17/14	—
Citigroup	ZAR		50	USD	4	12/17/14	—
Citigroup	ZAR		300	USD	27	12/17/14	—
Citigroup	ZAR		300	USD	27	12/17/14	—
Citigroup	ZAR		300	USD	26	12/17/14	(1)
Citigroup	ZAR		300	USD	27	12/17/14	—
Citigroup	ZAR		500	USD	44	12/17/14	(1)
Citigroup	ZAR		600	USD	52	12/17/14	(2)
Citigroup	ZAR		1,050	USD	93	12/17/14	(2)
Citigroup	ZAR		6,730	USD	612	12/17/14	6
Citigroup	ZAR		7,556	USD	666	12/17/14	(14)
Citigroup	ZAR		19,212	USD	1,715	12/17/14	(14)
Citigroup	ZAR		19,299	USD	1,715	12/17/14	(22)
Credit Suisse	USD		163	AUD	176	12/17/14	(9)
Credit Suisse	USD		185	AUD	211	12/17/14	(1)
Credit Suisse	USD		238	AUD	272	12/17/14	1
Credit Suisse	USD		539	AUD	615	12/17/14	—
Credit Suisse	USD		738	AUD	845	12/17/14	3
Credit Suisse	USD		1,085	AUD	1,235	12/17/14	(2)
Credit Suisse	USD		1,101	AUD	1,183	12/17/14	(63)
Credit Suisse	USD		1,388	AUD	1,507	12/17/14	(66)
Credit Suisse	USD		1,389	AUD	1,500	12/17/14	(73)
Credit Suisse	USD		1,389	AUD	1,495	12/17/14	(77)
Credit Suisse	USD		1,421	AUD	1,531	12/17/14	(77)
Credit Suisse	USD		2,241	AUD	2,435	12/17/14	(105)
Credit Suisse	USD		2,567	AUD	2,887	12/17/14	(34)
Credit Suisse	USD		2	BRL	5	12/17/14	—
Credit Suisse	USD		43	BRL	105	12/17/14	(1)
Credit Suisse	USD		64	BRL	150	12/17/14	(4)
Credit Suisse	USD		115	BRL	270	12/17/14	(8)
Credit Suisse	USD		138	BRL	320	12/17/14	(11)
			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 623

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Credit Suisse	USD		139	BRL	320	12/17/14	(11)
Credit Suisse	USD		139	BRL	327	12/17/14	(8)
Credit Suisse	USD		139	BRL	322	12/17/14	(11)
Credit Suisse	USD		141	BRL	324	12/17/14	(12)
Credit Suisse	USD		330	BRL	758	12/17/14	(28)
Credit Suisse	USD		36	CAD	40	12/17/14	—
Credit Suisse	USD		54	CAD	60	12/17/14	(1)
Credit Suisse	USD		121	CAD	136	12/17/14	—
Credit Suisse	USD		179	CAD	196	12/17/14	(5)
Credit Suisse	USD		180	CAD	203	12/17/14	—
Credit Suisse	USD		204	CAD	223	12/17/14	(7)
Credit Suisse	USD		249	CAD	278	12/17/14	(2)
Credit Suisse	USD		249	CAD	272	12/17/14	(8)
Credit Suisse	USD		310	CAD	348	12/17/14	(1)
Credit Suisse	USD		323	CAD	353	12/17/14	(10)
Credit Suisse	USD		532	CAD	585	12/17/14	(14)
Credit Suisse	USD		604	CAD	660	12/17/14	(19)
Credit Suisse	USD		892	CAD	1,001	12/17/14	(6)
Credit Suisse	USD		1,229	CAD	1,337	12/17/14	(44)
Credit Suisse	USD		5,734	CAD	6,241	12/17/14	(203)
Credit Suisse	USD		1	CHF	1	12/17/14	—
Credit Suisse	USD		7	CHF	6	12/17/14	—
Credit Suisse	USD		44	CHF	41	12/17/14	(1)
Credit Suisse	USD		110	CHF	105	12/17/14	(1)
Credit Suisse	USD		68	CLP	39,603	11/06/14	1
Credit Suisse	USD		444	CLP	255,773	11/06/14	1
Credit Suisse	USD		8	CLP	5,000	12/17/14	—
Credit Suisse	USD		422	CLP	250,000	12/17/14	11
Credit Suisse	USD		111	COP	218,114	12/17/14	(6)
Credit Suisse	USD		112	COP	218,114	12/17/14	(6)
Credit Suisse	USD		156	COP	303,772	12/17/14	(9)
Credit Suisse	USD		7	CZK	150	12/17/14	—
Credit Suisse	USD		14	CZK	300	12/17/14	(1)
Credit Suisse	USD		19	CZK	400	12/17/14	(1)
Credit Suisse	USD		36	CZK	750	12/17/14	(2)
Credit Suisse	USD		58	CZK	1,250	12/17/14	(2)
Credit Suisse	USD		61	CZK	1,300	12/17/14	(2)
Credit Suisse	USD		75	CZK	1,600	12/17/14	(3)
Credit Suisse	USD		75	CZK	1,600	12/17/14	(3)
Credit Suisse	USD		95	CZK	2,000	12/17/14	(5)
Credit Suisse	USD		298	CZK	6,250	12/17/14	(16)
Credit Suisse	USD		1,162	CZK	24,400	12/17/14	(62)
Credit Suisse	USD		986	EUR	782	11/03/14	(6)
Credit Suisse	USD		673	EUR	529	11/04/14	(11)
Credit Suisse	USD		3	EUR	2	12/17/14	—
Credit Suisse	USD		4	EUR	3	12/17/14	—
Credit Suisse	USD		34	EUR	27	12/17/14	—
Credit Suisse	USD		50	EUR	40	12/17/14	—
Credit Suisse	USD		59	EUR	45	12/17/14	(3)
Credit Suisse	USD		84	EUR	65	12/17/14	(3)
Credit Suisse	USD		98	EUR	77	12/17/14	(1)
Credit Suisse	USD		141	EUR	109	12/17/14	(5)
Credit Suisse	USD		188	EUR	149	12/17/14	(2)
Credit Suisse	USD		302	EUR	234	12/17/14	(8)
Credit Suisse	USD		305	EUR	240	12/17/14	(4)
Credit Suisse	USD		365	EUR	287	12/17/14	(5)
Credit Suisse	USD		397	EUR	314	12/17/14	(4)
Credit Suisse	USD		432	EUR	328	12/17/14	(22)
Credit Suisse	USD		463	EUR	358	12/17/14	(14)
Credit Suisse	USD		495	EUR	383	12/17/14	(15)
Credit Suisse	USD		495	EUR	390	12/17/14	(6)
Credit Suisse	USD		635	EUR	490	12/17/14	(21)
Credit Suisse	USD		668	EUR	521	12/17/14	(15)
Credit Suisse	USD		716	EUR	553	12/17/14	(23)
Credit Suisse	USD		719	EUR	569	12/17/14	(7)
Credit Suisse	USD		796	EUR	615	12/17/14	(25)
Credit Suisse	USD		897	EUR	714	12/17/14	(2)

See accompanying notes which are an integral part of the financial statements.

624 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Credit Suisse	USD		978	EUR	766	12/17/14	(18)
Credit Suisse	USD		1,219	EUR	955	12/17/14	(22)
Credit Suisse	USD		1,600	EUR	1,256	12/17/14	(25)
Credit Suisse	USD		2,319	EUR	1,811	12/17/14	(49)
Credit Suisse	USD		2,561	EUR	2,003	12/17/14	(51)
Credit Suisse	USD		3,727	EUR	2,834	12/17/14	(174)
Credit Suisse	USD		4,551	EUR	3,542	12/17/14	(111)
Credit Suisse	USD		3	GBP	2	12/17/14	—
Credit Suisse	USD		8	GBP	5	12/17/14	—
Credit Suisse	USD		8	GBP	5	12/17/14	—
Credit Suisse	USD		10	GBP	6	12/17/14	—
Credit Suisse	USD		24	GBP	15	12/17/14	—
Credit Suisse	USD		40	GBP	25	12/17/14	—
Credit Suisse	USD		52	GBP	32	12/17/14	(1)
Credit Suisse	USD		66	GBP	41	12/17/14	—
Credit Suisse	USD		90	GBP	56	12/17/14	(1)
Credit Suisse	USD		92	GBP	57	12/17/14	(1)
Credit Suisse	USD		111	GBP	69	12/17/14	(1)
Credit Suisse	USD		176	GBP	109	12/17/14	(1)
Credit Suisse	USD		212	GBP	132	12/17/14	(1)
Credit Suisse	USD		220	GBP	138	12/17/14	—
Credit Suisse	USD		241	GBP	149	12/17/14	(4)
Credit Suisse	USD		256	GBP	157	12/17/14	(5)
Credit Suisse	USD		274	GBP	169	12/17/14	(5)
Credit Suisse	USD		348	GBP	213	12/17/14	(8)
Credit Suisse	USD		410	GBP	251	12/17/14	(9)
Credit Suisse	USD		603	GBP	369	12/17/14	(13)
Credit Suisse	USD		1,190	GBP	740	12/17/14	(7)
Credit Suisse	USD		1,501	GBP	931	12/17/14	(13)
Credit Suisse	USD		1,812	GBP	1,111	12/17/14	(36)
Credit Suisse	USD		2,093	GBP	1,285	12/17/14	(38)
Credit Suisse	USD		2,380	GBP	1,441	12/17/14	(76)
Credit Suisse	USD		4,565	GBP	2,801	12/17/14	(86)
Credit Suisse	USD		1	HKD	6	12/17/14	—
Credit Suisse	USD		5	HKD	38	12/17/14	—
Credit Suisse	USD		15	HKD	117	12/17/14	—
Credit Suisse	USD		65	HKD	507	12/17/14	—
Credit Suisse	USD		83	HKD	645	12/17/14	—
Credit Suisse	USD		2	HUF	500	12/17/14	—
Credit Suisse	USD		14	HUF	3,500	12/17/14	—
Credit Suisse	USD		14	HUF	3,500	12/17/14	—
Credit Suisse	USD		17	HUF	4,000	12/17/14	—
Credit Suisse	USD		27	HUF	6,500	12/17/14	—
Credit Suisse	USD		35	HUF	8,500	12/17/14	—
Credit Suisse	USD		39	HUF	9,500	12/17/14	(1)
Credit Suisse	USD		46	HUF	11,000	12/17/14	(1)
Credit Suisse	USD		53	HUF	13,000	12/17/14	(1)
Credit Suisse	USD		56	HUF	13,500	12/17/14	(1)
Credit Suisse	USD		60	HUF	14,500	12/17/14	(1)
Credit Suisse	USD		84	HUF	20,500	12/17/14	—
Credit Suisse	USD		99	HUF	24,000	12/17/14	(1)
Credit Suisse	USD		108	HUF	26,500	12/17/14	—
Credit Suisse	USD		136	HUF	33,500	12/17/14	—
Credit Suisse	USD		347	HUF	86,000	12/17/14	3
Credit Suisse	USD		720	HUF	172,500	12/17/14	(19)
Credit Suisse	USD		8	IDR	100,000	12/17/14	—
Credit Suisse	USD		8	IDR	100,000	12/17/14	—
Credit Suisse	USD		13	IDR	150,000	12/17/14	—
Credit Suisse	USD		21	IDR	250,000	12/17/14	—
Credit Suisse	USD		84	IDR	1,000,000	12/17/14	(2)
Credit Suisse	USD		95	IDR	1,150,000	12/17/14	—
Credit Suisse	USD		168	IDR	2,000,000	12/17/14	(3)
Credit Suisse	USD		1	ILS	5	12/17/14	—
Credit Suisse	USD		7	ILS	25	12/17/14	—
Credit Suisse	USD		15	ILS	55	12/17/14	—
Credit Suisse	USD		39	ILS	145	12/17/14	(1)
Credit Suisse	USD		8	INR	500	12/17/14	—

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 625

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
Credit Suisse	USD		16	INR	1,000	12/17/14	—
Credit Suisse	USD		24	INR	1,500	12/17/14	—
Credit Suisse	USD		24	INR	1,500	12/17/14	—
Credit Suisse	USD		41	INR	2,500	12/17/14	—
Credit Suisse	USD		65	INR	4,026	12/17/14	—
Credit Suisse	USD		73	INR	4,508	12/17/14	(1)
Credit Suisse	USD		73	INR	4,490	12/17/14	(1)
Credit Suisse	USD		92	INR	5,656	12/17/14	—
Credit Suisse	USD		92	INR	5,637	12/17/14	(1)
Credit Suisse	USD		92	INR	5,636	12/17/14	(1)
Credit Suisse	USD		92	INR	5,697	12/17/14	—
Credit Suisse	USD		1	JPY	56	12/17/14	—
Credit Suisse	USD		33	JPY	3,500	12/17/14	(2)
Credit Suisse	USD		114	JPY	12,500	12/17/14	(3)
Credit Suisse	USD		119	JPY	13,000	12/17/14	(4)
Credit Suisse	USD		369	JPY	38,768	12/17/14	(24)
Credit Suisse	USD		399	JPY	41,353	12/17/14	(30)
Credit Suisse	USD		450	JPY	47,915	12/17/14	(23)
Credit Suisse	USD		512	JPY	54,374	12/17/14	(28)
Credit Suisse	USD		788	JPY	84,320	12/17/14	(37)
Credit Suisse	USD		873	JPY	94,034	12/17/14	(35)
Credit Suisse	USD		1,198	JPY	131,256	12/17/14	(29)
Credit Suisse	USD		1,233	JPY	133,756	12/17/14	(42)
Credit Suisse	USD		1,382	JPY	147,017	12/17/14	(72)
Credit Suisse	USD		1,540	JPY	168,554	12/17/14	(38)
Credit Suisse	USD		1,879	JPY	203,128	12/17/14	(70)
Credit Suisse	USD		1,882	JPY	205,744	12/17/14	(49)
Credit Suisse	USD		2,639	JPY	279,540	12/17/14	(150)
Credit Suisse	USD		3,070	JPY	327,843	12/17/14	(150)
Credit Suisse	USD		3,406	JPY	364,351	12/17/14	(161)
Credit Suisse	USD		8,311	JPY	911,711	12/17/14	(191)
Credit Suisse	USD		22,495	JPY	2,336,596	12/17/14	(1,683)
Credit Suisse	USD		14	KRW	15,000	12/17/14	—
Credit Suisse	USD		34	KRW	35,000	12/17/14	(1)
Credit Suisse	USD		43	KRW	45,000	12/17/14	(1)
Credit Suisse	USD		108	KRW	115,000	12/17/14	(1)
Credit Suisse	USD		124	KRW	130,000	12/17/14	(2)
Credit Suisse	USD		203	KRW	215,000	12/17/14	(2)
Credit Suisse	USD		268	KRW	280,071	12/17/14	(7)
Credit Suisse	USD		324	KRW	340,000	12/17/14	(7)
Credit Suisse	USD		392	KRW	407,562	12/17/14	(12)
Credit Suisse	USD		392	KRW	401,083	12/17/14	(18)
Credit Suisse	USD		576	KRW	610,000	12/17/14	(6)
Credit Suisse	USD		629	KRW	644,425	12/17/14	(27)
Credit Suisse	USD		785	KRW	807,739	12/17/14	(30)
Credit Suisse	USD		785	KRW	799,119	12/17/14	(39)
Credit Suisse	USD		2,423	KRW	2,540,000	12/17/14	(50)
Credit Suisse	USD		41	MXN	550	12/17/14	(1)
Credit Suisse	USD		46	MXN	600	12/17/14	(1)
Credit Suisse	USD		46	MXN	600	12/17/14	(1)
Credit Suisse	USD		65	MXN	850	12/17/14	(2)
Credit Suisse	USD		72	MXN	950	12/17/14	(2)
Credit Suisse	USD		152	MXN	2,000	12/17/14	(4)
Credit Suisse	USD		330	MXN	4,450	12/17/14	—
Credit Suisse	USD		527	MXN	6,950	12/17/14	(13)
Credit Suisse	USD		85	MYR	272	12/17/14	(3)
Credit Suisse	USD		112	MYR	359	12/17/14	(3)
Credit Suisse	USD		224	MYR	715	12/17/14	(7)
Credit Suisse	USD		228	MYR	740	12/17/14	(3)
Credit Suisse	USD		337	MYR	1,082	12/17/14	(9)
Credit Suisse	USD		562	MYR	1,792	12/17/14	(18)
Credit Suisse	USD		73	NOK	460	12/17/14	(5)
Credit Suisse	USD		128	NOK	798	12/17/14	(10)
Credit Suisse	USD		143	NOK	892	12/17/14	(11)
Credit Suisse	USD		302	NOK	1,950	12/17/14	(13)
Credit Suisse	USD		508	NOK	3,280	12/17/14	(22)
Credit Suisse	USD		522	NOK	3,315	12/17/14	(31)

See accompanying notes which are an integral part of the financial statements.

626 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Credit Suisse	USD		536	NOK	3,447	12/17/14	(26)
Credit Suisse	USD		756	NOK	4,821	12/17/14	(42)
Credit Suisse	USD		931	NOK	5,923	12/17/14	(54)
Credit Suisse	USD		999	NOK	6,188	12/17/14	(83)
Credit Suisse	USD		5,113	NOK	31,747	12/17/14	(414)
Credit Suisse	USD		175	NZD	218	12/17/14	(6)
Credit Suisse	USD		318	NZD	407	12/17/14	(2)
Credit Suisse	USD		457	NZD	579	12/17/14	(8)
Credit Suisse	USD		550	NZD	682	12/17/14	(21)
Credit Suisse	USD		584	NZD	737	12/17/14	(12)
Credit Suisse	USD		829	NZD	1,060	12/17/14	(7)
Credit Suisse	USD		990	NZD	1,210	12/17/14	(51)
Credit Suisse	USD		1,035	NZD	1,256	12/17/14	(60)
Credit Suisse	USD		1,039	NZD	1,256	12/17/14	(64)
Credit Suisse	USD		1,052	NZD	1,276	12/17/14	(62)
Credit Suisse	USD		1,052	NZD	1,283	12/17/14	(57)
Credit Suisse	USD		1,054	NZD	1,282	12/17/14	(58)
Credit Suisse	USD		1,783	NZD	2,213	12/17/14	(65)
Credit Suisse	USD		2	PHP	100	12/17/14	—
Credit Suisse	USD		16	PHP	700	12/17/14	—
Credit Suisse	USD		17	PHP	750	12/17/14	—
Credit Suisse	USD		26	PHP	1,150	12/17/14	(1)
Credit Suisse	USD		85	PHP	3,700	12/17/14	(2)
Credit Suisse	USD		6	PLN	20	12/17/14	—
Credit Suisse	USD		12	PLN	40	12/17/14	—
Credit Suisse	USD		32	PLN	105	12/17/14	(1)
Credit Suisse	USD		80	PLN	265	12/17/14	(2)
Credit Suisse	USD		88	PLN	286	12/17/14	(3)
Credit Suisse	USD		111	PLN	364	12/17/14	(3)
Credit Suisse	USD		117	PLN	384	12/17/14	(3)
Credit Suisse	USD		118	PLN	381	12/17/14	(5)
Credit Suisse	USD		1	RUB	50	12/17/14	—
Credit Suisse	USD		2	RUB	100	12/17/14	—
Credit Suisse	USD		4	RUB	150	12/17/14	—
Credit Suisse	USD		6	RUB	250	12/17/14	—
Credit Suisse	USD		7	RUB	250	12/17/14	(1)
Credit Suisse	USD		7	RUB	300	12/17/14	—
Credit Suisse	USD		12	RUB	500	12/17/14	—
Credit Suisse	USD		12	RUB	500	12/17/14	—
Credit Suisse	USD		20	RUB	750	12/17/14	(2)
Credit Suisse	USD		21	RUB	850	12/17/14	(1)
Credit Suisse	USD		29	RUB	1,200	12/17/14	(1)
Credit Suisse	USD		31	RUB	1,250	12/17/14	(3)
Credit Suisse	USD		32	RUB	1,300	12/17/14	(2)
Credit Suisse	USD		33	RUB	1,350	12/17/14	(2)
Credit Suisse	USD		36	RUB	1,450	12/17/14	(2)
Credit Suisse	USD		40	RUB	1,500	12/17/14	(5)
Credit Suisse	USD		42	RUB	1,700	12/17/14	(3)
Credit Suisse	USD		42	RUB	1,700	12/17/14	(3)
Credit Suisse	USD		49	RUB	2,050	12/17/14	(2)
Credit Suisse	USD		59	RUB	2,450	12/17/14	(3)
Credit Suisse	USD		63	RUB	2,400	12/17/14	(8)
Credit Suisse	USD		71	RUB	3,000	12/17/14	(2)
Credit Suisse	USD		81	RUB	3,500	12/17/14	—
Credit Suisse	USD		110	RUB	4,150	12/17/14	(15)
Credit Suisse	USD		124	RUB	4,650	12/17/14	(17)
Credit Suisse	USD		128	RUB	5,500	12/17/14	(2)
Credit Suisse	USD		259	RUB	10,500	12/17/14	(18)
Credit Suisse	USD		427	RUB	16,200	12/17/14	(55)
Credit Suisse	USD		5	SEK	38	12/17/14	—
Credit Suisse	USD		45	SEK	318	12/17/14	(2)
Credit Suisse	USD		180	SEK	1,277	12/17/14	(7)
Credit Suisse	USD		186	SEK	1,315	12/17/14	(8)
Credit Suisse	USD		207	SEK	1,449	12/17/14	(11)
Credit Suisse	USD		209	SEK	1,509	12/17/14	(5)
Credit Suisse	USD		240	SEK	1,723	12/17/14	(7)
Credit Suisse	USD		264	SEK	1,829	12/17/14	(16)

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 627

s

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount			Amount			(Depreciation)
Counterparty		Sold			Bought		Settlement Date	$
Credit Suisse	USD		531	SEK		3,790	12/17/14	(18)
Credit Suisse	USD		543	SEK		3,913	12/17/14	(13)
Credit Suisse	USD		607	SEK		4,332	12/17/14	(20)
Credit Suisse	USD		658	SEK		4,705	12/17/14	(21)
Credit Suisse	USD		709	SEK		5,141	12/17/14	(13)
Credit Suisse	USD		991	SEK		7,136	12/17/14	(25)
Credit Suisse	USD		1,092	SEK		7,865	12/17/14	(27)
Credit Suisse	USD		2,973	SEK		21,692	12/17/14	(35)
Credit Suisse	USD		11,736	SEK		81,987	12/17/14	(632)
Credit Suisse	USD		106	SGD		135	12/17/14	(1)
Credit Suisse	USD		235	SGD		300	12/17/14	(1)
Credit Suisse	USD		698	SGD		873	12/17/14	(18)
Credit Suisse	USD		885	SGD		1,120	12/17/14	(13)
Credit Suisse	USD		2,664	SGD		3,342	12/17/14	(63)
Credit Suisse	USD		29	TRY		65	12/17/14	—
Credit Suisse	USD		41	TRY		90	12/17/14	(1)
Credit Suisse	USD		43	TRY		95	12/17/14	(1)
Credit Suisse	USD		59	TRY		130	12/17/14	(1)
Credit Suisse	USD		63	TRY		140	12/17/14	(1)
Credit Suisse	USD		85	TRY		190	12/17/14	—
Credit Suisse	USD		86	TRY		195	12/17/14	1
Credit Suisse	USD		88	TRY		200	12/17/14	1
Credit Suisse	USD		95	TRY		215	12/17/14	1
Credit Suisse	USD		117	TRY		265	12/17/14	1
Credit Suisse	USD		122	TRY		270	12/17/14	(2)
Credit Suisse	USD		159	TRY		350	12/17/14	(3)
Credit Suisse	USD		219	TRY		500	12/17/14	3
Credit Suisse	USD		444	TRY		990	12/17/14	(3)
Credit Suisse	USD		7	TWD		200	12/17/14	—
Credit Suisse	USD		52	TWD		1,550	12/17/14	(1)
Credit Suisse	USD		85	TWD		2,550	12/17/14	(2)
Credit Suisse	USD		125	TWD		3,800	12/17/14	—
Credit Suisse	USD		156	TWD		4,650	12/17/14	(3)
Credit Suisse	USD		193	TWD		5,750	12/17/14	(4)
Credit Suisse	USD		14	ZAR		150	12/17/14	—
Credit Suisse	USD		14	ZAR		150	12/17/14	—
Credit Suisse	USD		18	ZAR		200	12/17/14	—
Credit Suisse	USD		18	ZAR		200	12/17/14	—
Credit Suisse	USD		23	ZAR		250	12/17/14	—
Credit Suisse	USD		28	ZAR		300	12/17/14	(1)
Credit Suisse	USD		45	ZAR		504	12/17/14	—
Credit Suisse	USD		49	ZAR		550	12/17/14	1
Credit Suisse	USD		50	ZAR		546	12/17/14	(1)
Credit Suisse	USD		62	ZAR		700	12/17/14	1
Credit Suisse	USD		64	ZAR		700	12/17/14	(1)
Credit Suisse	USD		65	ZAR		700	12/17/14	(2)
Credit Suisse	USD		71	ZAR		800	12/17/14	1
Credit Suisse	USD		73	ZAR		800	12/17/14	(1)
Credit Suisse	USD		81	ZAR		900	12/17/14	—
Credit Suisse	USD		89	ZAR		1,000	12/17/14	1
Credit Suisse	USD		100	ZAR		1,100	12/17/14	(1)
Credit Suisse	USD		126	ZAR		1,400	12/17/14	—
Credit Suisse	USD		130	ZAR		1,450	12/17/14	—
Credit Suisse	USD		161	ZAR		1,800	12/17/14	1
Credit Suisse	USD		197	ZAR		2,150	12/17/14	(3)
Credit Suisse	AUD		1	USD		—	12/17/14	—
Credit Suisse	AUD		10	USD		9	12/17/14	—
Credit Suisse	AUD		10	USD		9	12/17/14	—
Credit Suisse	AUD		30	USD		26	12/17/14	—
Credit Suisse	AUD		51	USD		44	12/17/14	—
Credit Suisse	AUD		56	USD		52	12/17/14	3
Credit Suisse	AUD		85	USD		74	12/17/14	(1)
Credit Suisse	AUD		95	USD		87	12/17/14	4
Credit Suisse	AUD		190	USD		165	12/17/14	(1)
Credit Suisse	AUD		201	USD		182	12/17/14	6
Credit Suisse	AUD		232	USD		206	12/17/14	3
Credit Suisse	AUD		263	USD		228	12/17/14	(3)

See accompanying notes which are an integral part of the financial statements.

628 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Credit Suisse	AUD		294	USD	262	12/17/14	5
Credit Suisse	AUD		319	USD	289	12/17/14	9
Credit Suisse	AUD		332	USD	290	12/17/14	(1)
Credit Suisse	AUD		338	USD	294	12/17/14	(2)
Credit Suisse	AUD		338	USD	294	12/17/14	(2)
Credit Suisse	AUD		344	USD	309	12/17/14	8
Credit Suisse	AUD		351	USD	306	12/17/14	(2)
Credit Suisse	AUD		454	USD	396	12/17/14	(2)
Credit Suisse	AUD		487	USD	436	12/17/14	9
Credit Suisse	AUD		491	USD	433	12/17/14	3
Credit Suisse	AUD		547	USD	493	12/17/14	13
Credit Suisse	AUD		554	USD	485	12/17/14	(1)
Credit Suisse	AUD		563	USD	492	12/17/14	(2)
Credit Suisse	AUD		1,176	USD	1,037	12/17/14	6
Credit Suisse	AUD		1,224	USD	1,081	12/17/14	7
Credit Suisse	AUD		1,239	USD	1,066	12/17/14	(22)
Credit Suisse	AUD		9,164	USD	8,501	12/17/14	461
Credit Suisse	BRL		5	USD	2	12/17/14	—
Credit Suisse	BRL		10	USD	4	12/17/14	—
Credit Suisse	BRL		20	USD	8	12/17/14	—
Credit Suisse	BRL		25	USD	10	12/17/14	—
Credit Suisse	BRL		35	USD	14	12/17/14	—
Credit Suisse	BRL		40	USD	17	12/17/14	1
Credit Suisse	BRL		40	USD	16	12/17/14	1
Credit Suisse	BRL		45	USD	18	12/17/14	—
Credit Suisse	BRL		50	USD	20	12/17/14	—
Credit Suisse	BRL		75	USD	30	12/17/14	1
Credit Suisse	BRL		75	USD	31	12/17/14	2
Credit Suisse	BRL		85	USD	35	12/17/14	2
Credit Suisse	BRL		90	USD	35	12/17/14	(1)
Credit Suisse	BRL		105	USD	42	12/17/14	—
Credit Suisse	BRL		120	USD	49	12/17/14	1
Credit Suisse	BRL		125	USD	51	12/17/14	2
Credit Suisse	BRL		130	USD	53	12/17/14	1
Credit Suisse	BRL		185	USD	74	12/17/14	1
Credit Suisse	BRL		185	USD	75	12/17/14	2
Credit Suisse	BRL		245	USD	102	12/17/14	4
Credit Suisse	BRL		280	USD	117	12/17/14	5
Credit Suisse	BRL		1,340	USD	581	12/17/14	47
Credit Suisse	CAD		27	USD	24	12/17/14	1
Credit Suisse	CAD		27	USD	24	12/17/14	1
Credit Suisse	CAD		37	USD	33	12/17/14	1
Credit Suisse	CAD		79	USD	70	12/17/14	1
Credit Suisse	CAD		83	USD	73	12/17/14	—
Credit Suisse	CAD		93	USD	83	12/17/14	1
Credit Suisse	CAD		93	USD	83	12/17/14	1
Credit Suisse	CAD		100	USD	89	12/17/14	1
Credit Suisse	CAD		173	USD	155	12/17/14	1
Credit Suisse	CAD		181	USD	162	12/17/14	2
Credit Suisse	CAD		227	USD	204	12/17/14	3
Credit Suisse	CAD		278	USD	247	12/17/14	1
Credit Suisse	CAD		324	USD	287	12/17/14	—
Credit Suisse	CAD		365	USD	323	12/17/14	—
Credit Suisse	CAD		389	USD	352	12/17/14	8
Credit Suisse	CAD		421	USD	370	12/17/14	(3)
Credit Suisse	CAD		537	USD	491	12/17/14	15
Credit Suisse	CAD		583	USD	524	12/17/14	8
Credit Suisse	CAD		609	USD	540	12/17/14	—
Credit Suisse	CAD		650	USD	574	12/17/14	(2)
Credit Suisse	CAD		836	USD	742	12/17/14	2
Credit Suisse	CAD		928	USD	850	12/17/14	28
Credit Suisse	CAD		1,062	USD	978	12/17/14	37
Credit Suisse	CAD		1,334	USD	1,221	12/17/14	39
Credit Suisse	CAD		1,342	USD	1,229	12/17/14	40
Credit Suisse	CHF		1	USD	1	12/17/14	—
Credit Suisse	CHF		1	USD	1	12/17/14	—
Credit Suisse	CHF		2	USD	2	12/17/14	—

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 629

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Credit Suisse	CHF	2	USD		2	12/17/14	—
Credit Suisse	CHF	4	USD		4	12/17/14	—
Credit Suisse	CHF	10	USD		10	12/17/14	—
Credit Suisse	CHF	10	USD		10	12/17/14	—
Credit Suisse	CHF	16	USD		18	12/17/14	1
Credit Suisse	CHF	28	USD		29	12/17/14	—
Credit Suisse	CHF	41	USD		43	12/17/14	—
Credit Suisse	CHF	51	USD		53	12/17/14	—
Credit Suisse	CHF	54	USD		57	12/17/14	1
Credit Suisse	CHF	107	USD		113	12/17/14	2
Credit Suisse	CLP	258,855	USD		442	11/06/14	(7)
Credit Suisse	CLP	20,000	USD		33	12/17/14	(2)
Credit Suisse	CLP	40,952	USD		69	12/17/14	(2)
Credit Suisse	CLP	58,944	USD		100	12/17/14	(2)
Credit Suisse	CLP	58,944	USD		99	12/17/14	(3)
Credit Suisse	CLP	60,283	USD		101	12/17/14	(4)
Credit Suisse	CLP	80,378	USD		135	12/17/14	(4)
Credit Suisse	COP	5,000	USD		2	12/17/14	—
Credit Suisse	COP	5,000	USD		3	12/17/14	—
Credit Suisse	COP	5,000	USD		3	12/17/14	—
Credit Suisse	COP	15,000	USD		8	12/17/14	—
Credit Suisse	COP	20,000	USD		10	12/17/14	—
Credit Suisse	COP	20,000	USD		10	12/17/14	—
Credit Suisse	COP	25,000	USD		12	12/17/14	—
Credit Suisse	COP	30,000	USD		15	12/17/14	—
Credit Suisse	COP	40,000	USD		20	12/17/14	—
Credit Suisse	COP	45,000	USD		22	12/17/14	1
Credit Suisse	COP	100,000	USD		50	12/17/14	1
Credit Suisse	COP	110,000	USD		55	12/17/14	2
Credit Suisse	COP	120,000	USD		59	12/17/14	1
Credit Suisse	COP	155,000	USD		76	12/17/14	1
Credit Suisse	COP	520,000	USD		267	12/17/14	16
Credit Suisse	CZK	100	USD		5	12/17/14	—
Credit Suisse	CZK	150	USD		7	12/17/14	—
Credit Suisse	CZK	400	USD		19	12/17/14	1
Credit Suisse	CZK	400	USD		19	12/17/14	1
Credit Suisse	CZK	550	USD		25	12/17/14	—
Credit Suisse	CZK	1,100	USD		51	12/17/14	1
Credit Suisse	CZK	3,150	USD		144	12/17/14	2
Credit Suisse	CZK	3,300	USD		151	12/17/14	2
Credit Suisse	CZK	3,500	USD		160	12/17/14	3
Credit Suisse	CZK	7,200	USD		336	12/17/14	11
Credit Suisse	CZK	9,831	USD		461	12/17/14	18
Credit Suisse	CZK	13,140	USD		618	12/17/14	26
Credit Suisse	CZK	13,140	USD		621	12/17/14	28
Credit Suisse	CZK	13,140	USD		620	12/17/14	27
Credit Suisse	EUR	15	USD		19	12/17/14	1
Credit Suisse	EUR	26	USD		33	12/17/14	1
Credit Suisse	EUR	45	USD		59	12/17/14	3
Credit Suisse	EUR	90	USD		113	12/17/14	—
Credit Suisse	EUR	92	USD		118	12/17/14	3
Credit Suisse	EUR	195	USD		253	12/17/14	8
Credit Suisse	EUR	199	USD		253	12/17/14	4
Credit Suisse	EUR	207	USD		266	12/17/14	7
Credit Suisse	EUR	247	USD		315	12/17/14	5
Credit Suisse	EUR	382	USD		493	12/17/14	14
Credit Suisse	EUR	384	USD		487	12/17/14	6
Credit Suisse	EUR	400	USD		506	12/17/14	5
Credit Suisse	EUR	454	USD		597	12/17/14	28
Credit Suisse	EUR	455	USD		588	12/17/14	17
Credit Suisse	EUR	462	USD		599	12/17/14	20
Credit Suisse	EUR	468	USD		614	12/17/14	28
Credit Suisse	EUR	474	USD		615	12/17/14	21
Credit Suisse	EUR	474	USD		619	12/17/14	24
Credit Suisse	EUR	560	USD		738	12/17/14	35
Credit Suisse	EUR	641	USD		814	12/17/14	11
Credit Suisse	EUR	699	USD		875	12/17/14	(1)

See accompanying notes which are an integral part of the financial statements.

630 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount	Amount			(Depreciation)
Counterparty		Sold	Bought		Settlement Date	$
Credit Suisse	EUR	782	USD	987	12/17/14	6
Credit Suisse	EUR	786	USD	992	12/17/14	6
Credit Suisse	EUR	948	USD	1,230	12/17/14	41
Credit Suisse	EUR	1,105	USD	1,399	12/17/14	14
Credit Suisse	EUR	1,185	USD	1,525	12/17/14	40
Credit Suisse	EUR	1,476	USD	1,865	12/17/14	14
Credit Suisse	EUR	1,565	USD	2,066	12/17/14	105
Credit Suisse	EUR	2,183	USD	2,805	12/17/14	70
Credit Suisse	EUR	3,021	USD	3,977	12/17/14	190
Credit Suisse	EUR	3,666	USD	4,710	12/17/14	114
Credit Suisse	GBP	5	USD	8	12/17/14	—
Credit Suisse	GBP	17	USD	28	12/17/14	1
Credit Suisse	GBP	57	USD	92	12/17/14	1
Credit Suisse	GBP	93	USD	153	12/17/14	4
Credit Suisse	GBP	93	USD	150	12/17/14	1
Credit Suisse	GBP	147	USD	237	12/17/14	2
Credit Suisse	GBP	175	USD	282	12/17/14	3
Credit Suisse	GBP	213	USD	346	12/17/14	7
Credit Suisse	GBP	260	USD	421	12/17/14	6
Credit Suisse	GBP	288	USD	462	12/17/14	3
Credit Suisse	GBP	289	USD	466	12/17/14	4
Credit Suisse	GBP	436	USD	696	12/17/14	(1)
Credit Suisse	GBP	438	USD	704	12/17/14	4
Credit Suisse	GBP	451	USD	724	12/17/14	2
Credit Suisse	GBP	478	USD	767	12/17/14	3
Credit Suisse	GBP	568	USD	906	12/17/14	(2)
Credit Suisse	GBP	702	USD	1,116	12/17/14	(6)
Credit Suisse	GBP	805	USD	1,284	12/17/14	(4)
Credit Suisse	GBP	834	USD	1,333	12/17/14	(1)
Credit Suisse	GBP	949	USD	1,516	12/17/14	(1)
Credit Suisse	GBP	1,416	USD	2,345	12/17/14	81
Credit Suisse	GBP	4,789	USD	7,928	12/17/14	270
Credit Suisse	HKD	16	USD	2	12/17/14	—
Credit Suisse	HKD	22	USD	3	12/17/14	—
Credit Suisse	HKD	26	USD	3	12/17/14	—
Credit Suisse	HKD	34	USD	4	12/17/14	—
Credit Suisse	HKD	34	USD	4	12/17/14	—
Credit Suisse	HKD	45	USD	6	12/17/14	—
Credit Suisse	HKD	65	USD	8	12/17/14	—
Credit Suisse	HKD	72	USD	9	12/17/14	—
Credit Suisse	HKD	74	USD	10	12/17/14	—
Credit Suisse	HKD	105	USD	14	12/17/14	—
Credit Suisse	HKD	115	USD	15	12/17/14	—
Credit Suisse	HKD	118	USD	15	12/17/14	—
Credit Suisse	HKD	122	USD	16	12/17/14	—
Credit Suisse	HKD	209	USD	27	12/17/14	—
Credit Suisse	HKD	442	USD	57	12/17/14	—
Credit Suisse	HKD	922	USD	119	12/17/14	—
Credit Suisse	HUF	103,000	USD	424	12/17/14	6
Credit Suisse	HUF	310,000	USD	1,288	12/17/14	28
Credit Suisse	IDR	50,000	USD	4	12/17/14	—
Credit Suisse	IDR	150,000	USD	12	12/17/14	—
Credit Suisse	IDR	250,000	USD	20	12/17/14	—
Credit Suisse	IDR	250,000	USD	20	12/17/14	—
Credit Suisse	IDR	300,000	USD	24	12/17/14	—
Credit Suisse	IDR	450,000	USD	36	12/17/14	(1)
Credit Suisse	IDR	650,000	USD	52	12/17/14	(1)
Credit Suisse	IDR	2,350,000	USD	196	12/17/14	3
Credit Suisse	IDR	3,000,000	USD	243	12/17/14	(4)
Credit Suisse	ILS	10	USD	3	12/17/14	—
Credit Suisse	ILS	15	USD	4	12/17/14	—
Credit Suisse	ILS	30	USD	8	12/17/14	—
Credit Suisse	ILS	45	USD	12	12/17/14	—
Credit Suisse	ILS	45	USD	12	12/17/14	—
Credit Suisse	ILS	60	USD	16	12/17/14	1
Credit Suisse	ILS	75	USD	20	12/17/14	1
Credit Suisse	ILS	80	USD	22	12/17/14	1

		See accompanying notes which are an integral part of the financial statements.

				Russell Multi-Strategy Alternative Fund 631

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Credit Suisse	ILS	100	USD		28	12/17/14	1
Credit Suisse	ILS	105	USD		29	12/17/14	1
Credit Suisse	ILS	125	USD		34	12/17/14	1
Credit Suisse	ILS	140	USD		39	12/17/14	2
Credit Suisse	ILS	185	USD		52	12/17/14	3
Credit Suisse	ILS	480	USD		134	12/17/14	8
Credit Suisse	ILS	3,660	USD		1,004	12/17/14	40
Credit Suisse	JPY	42	USD		—	12/17/14	—
Credit Suisse	JPY	347	USD		3	12/17/14	—
Credit Suisse	JPY	581	USD		5	12/17/14	—
Credit Suisse	JPY	4,478	USD		42	12/17/14	2
Credit Suisse	JPY	7,600	USD		70	12/17/14	2
Credit Suisse	JPY	11,000	USD		101	12/17/14	3
Credit Suisse	JPY	18,898	USD		177	12/17/14	8
Credit Suisse	JPY	28,677	USD		273	12/17/14	18
Credit Suisse	JPY	39,017	USD		364	12/17/14	16
Credit Suisse	JPY	45,173	USD		416	12/17/14	14
Credit Suisse	JPY	52,849	USD		493	12/17/14	22
Credit Suisse	JPY	53,837	USD		513	12/17/14	34
Credit Suisse	JPY	55,369	USD		512	12/17/14	19
Credit Suisse	JPY	57,875	USD		536	12/17/14	21
Credit Suisse	JPY	76,463	USD		714	12/17/14	33
Credit Suisse	JPY	101,701	USD		942	12/17/14	36
Credit Suisse	JPY	115,416	USD		1,070	12/17/14	42
Credit Suisse	JPY	134,324	USD		1,255	12/17/14	59
Credit Suisse	JPY	151,738	USD		1,393	12/17/14	42
Credit Suisse	JPY	216,244	USD		1,992	12/17/14	66
Credit Suisse	JPY	233,687	USD		2,204	12/17/14	122
Credit Suisse	JPY	295,084	USD		2,811	12/17/14	183
Credit Suisse	JPY	343,098	USD		3,072	12/17/14	16
Credit Suisse	JPY	343,310	USD		3,278	12/17/14	220
Credit Suisse	JPY	344,702	USD		3,278	12/17/14	207
Credit Suisse	JPY	345,013	USD		3,278	12/17/14	205
Credit Suisse	JPY	346,373	USD		3,263	12/17/14	178
Credit Suisse	JPY	346,414	USD		3,307	12/17/14	222
Credit Suisse	JPY	2,947,572	USD		27,059	12/17/14	807
Credit Suisse	KRW	15,000	USD		15	12/17/14	1
Credit Suisse	KRW	15,000	USD		14	12/17/14	—
Credit Suisse	KRW	15,000	USD		14	12/17/14	—
Credit Suisse	KRW	20,000	USD		19	12/17/14	—
Credit Suisse	KRW	25,000	USD		24	12/17/14	1
Credit Suisse	KRW	35,000	USD		33	12/17/14	—
Credit Suisse	KRW	45,000	USD		44	12/17/14	2
Credit Suisse	KRW	60,000	USD		58	12/17/14	2
Credit Suisse	KRW	60,000	USD		59	12/17/14	3
Credit Suisse	KRW	85,000	USD		83	12/17/14	4
Credit Suisse	KRW	90,000	USD		84	12/17/14	—
Credit Suisse	KRW	105,000	USD		98	12/17/14	—
Credit Suisse	KRW	105,000	USD		99	12/17/14	—
Credit Suisse	KRW	170,000	USD		161	12/17/14	2
Credit Suisse	KRW	240,000	USD		223	12/17/14	(1)
Credit Suisse	KRW	275,000	USD		257	12/17/14	—
Credit Suisse	KRW	350,000	USD		326	12/17/14	(1)
Credit Suisse	KRW	640,000	USD		597	12/17/14	—
Credit Suisse	KRW	1,695,000	USD		1,662	12/17/14	79
Credit Suisse	MXN	150	USD		11	12/17/14	—
Credit Suisse	MXN	300	USD		23	12/17/14	—
Credit Suisse	MXN	400	USD		29	12/17/14	—
Credit Suisse	MXN	400	USD		30	12/17/14	—
Credit Suisse	MXN	400	USD		30	12/17/14	—
Credit Suisse	MXN	500	USD		37	12/17/14	—
Credit Suisse	MXN	600	USD		44	12/17/14	—
Credit Suisse	MXN	700	USD		52	12/17/14	—
Credit Suisse	MXN	850	USD		64	12/17/14	1
Credit Suisse	MXN	850	USD		64	12/17/14	1
Credit Suisse	MXN	1,000	USD		75	12/17/14	1
Credit Suisse	MXN	1,094	USD		82	12/17/14	1

See accompanying notes which are an integral part of the financial statements.

632 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Credit Suisse	MXN		1,094	USD	82	12/17/14	1
Credit Suisse	MXN		1,300	USD	97	12/17/14	1
Credit Suisse	MXN		1,353	USD	103	12/17/14	3
Credit Suisse	MXN		1,360	USD	102	12/17/14	2
Credit Suisse	MXN		1,363	USD	104	12/17/14	3
Credit Suisse	MXN		1,550	USD	116	12/17/14	1
Credit Suisse	MXN		1,631	USD	124	12/17/14	3
Credit Suisse	MXN		1,650	USD	124	12/17/14	2
Credit Suisse	MXN		1,900	USD	144	12/17/14	3
Credit Suisse	MXN		2,350	USD	173	12/17/14	(1)
Credit Suisse	MXN		2,705	USD	206	12/17/14	5
Credit Suisse	MXN		3,050	USD	225	12/17/14	(1)
Credit Suisse	MXN		3,300	USD	244	12/17/14	—
Credit Suisse	MXN		8,200	USD	616	12/17/14	8
Credit Suisse	MYR		10	USD	3	12/17/14	—
Credit Suisse	MYR		15	USD	5	12/17/14	—
Credit Suisse	MYR		25	USD	8	12/17/14	—
Credit Suisse	MYR		25	USD	8	12/17/14	—
Credit Suisse	MYR		30	USD	9	12/17/14	—
Credit Suisse	MYR		30	USD	9	12/17/14	—
Credit Suisse	MYR		35	USD	11	12/17/14	—
Credit Suisse	MYR		50	USD	15	12/17/14	—
Credit Suisse	MYR		55	USD	17	12/17/14	—
Credit Suisse	MYR		55	USD	17	12/17/14	—
Credit Suisse	MYR		55	USD	17	12/17/14	1
Credit Suisse	MYR		70	USD	22	12/17/14	1
Credit Suisse	MYR		70	USD	22	12/17/14	1
Credit Suisse	MYR		70	USD	22	12/17/14	—
Credit Suisse	MYR		90	USD	28	12/17/14	—
Credit Suisse	MYR		115	USD	36	12/17/14	1
Credit Suisse	MYR		130	USD	40	12/17/14	—
Credit Suisse	MYR		135	USD	41	12/17/14	—
Credit Suisse	MYR		235	USD	72	12/17/14	1
Credit Suisse	MYR		290	USD	89	12/17/14	1
Credit Suisse	MYR		315	USD	95	12/17/14	—
Credit Suisse	MYR		325	USD	99	12/17/14	1
Credit Suisse	MYR		335	USD	102	12/17/14	—
Credit Suisse	MYR		345	USD	107	12/17/14	2
Credit Suisse	MYR		360	USD	110	12/17/14	1
Credit Suisse	MYR		410	USD	126	12/17/14	1
Credit Suisse	MYR		500	USD	152	12/17/14	—
Credit Suisse	MYR		2,040	USD	642	12/17/14	24
Credit Suisse	NOK		100	USD	16	12/17/14	1
Credit Suisse	NOK		539	USD	81	12/17/14	2
Credit Suisse	NOK		1,161	USD	177	12/17/14	5
Credit Suisse	NOK		1,305	USD	202	12/17/14	9
Credit Suisse	NOK		1,521	USD	237	12/17/14	12
Credit Suisse	NOK		1,793	USD	272	12/17/14	6
Credit Suisse	NOK		1,966	USD	297	12/17/14	6
Credit Suisse	NOK		2,126	USD	331	12/17/14	16
Credit Suisse	NOK		2,221	USD	347	12/17/14	18
Credit Suisse	NOK		2,594	USD	391	12/17/14	7
Credit Suisse	NOK		4,145	USD	630	12/17/14	17
Credit Suisse	NOK		4,951	USD	751	12/17/14	18
Credit Suisse	NOK		6,291	USD	957	12/17/14	26
Credit Suisse	NOK		6,353	USD	945	12/17/14	4
Credit Suisse	NOK		26,468	USD	4,150	12/17/14	231
Credit Suisse	NOK		30,773	USD	4,869	12/17/14	314
Credit Suisse	NZD		114	USD	92	12/17/14	4
Credit Suisse	NZD		116	USD	95	12/17/14	5
Credit Suisse	NZD		119	USD	95	12/17/14	3
Credit Suisse	NZD		148	USD	121	12/17/14	6
Credit Suisse	NZD		157	USD	129	12/17/14	7
Credit Suisse	NZD		233	USD	189	12/17/14	8
Credit Suisse	NZD		282	USD	219	12/17/14	1
Credit Suisse	NZD		290	USD	235	12/17/14	10
Credit Suisse	NZD		295	USD	229	12/17/14	1

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 633

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
								Unrealized
								Appreciation
		Amount			Amount			(Depreciation)
Counterparty		Sold			Bought		Settlement Date	$
Credit Suisse	NZD		304	USD		247	12/17/14	12
Credit Suisse	NZD		349	USD		270	12/17/14	—
Credit Suisse	NZD		368	USD		289	12/17/14	3
Credit Suisse	NZD		385	USD		310	12/17/14	12
Credit Suisse	NZD		480	USD		389	12/17/14	16
Credit Suisse	NZD		565	USD		446	12/17/14	8
Credit Suisse	NZD		656	USD		512	12/17/14	3
Credit Suisse	NZD		1,324	USD		1,021	12/17/14	(7)
Credit Suisse	NZD		1,419	USD		1,097	12/17/14	(4)
Credit Suisse	NZD		1,731	USD		1,333	12/17/14	(10)
Credit Suisse	NZD		3,280	USD		2,720	12/17/14	175
Credit Suisse	PHP		607	USD		14	12/17/14	—
Credit Suisse	PHP		1,596	USD		37	12/17/14	1
Credit Suisse	PHP		1,596	USD		37	12/17/14	1
Credit Suisse	PHP		1,601	USD		37	12/17/14	1
Credit Suisse	PHP		1,950	USD		44	12/17/14	1
Credit Suisse	PHP		2,050	USD		46	12/17/14	—
Credit Suisse	PHP		2,050	USD		46	12/17/14	1
Credit Suisse	PHP		3,000	USD		66	12/17/14	—
Credit Suisse	PHP		3,750	USD		84	12/17/14	1
Credit Suisse	PHP		3,850	USD		86	12/17/14	—
Credit Suisse	PHP		4,050	USD		91	12/17/14	1
Credit Suisse	PHP		4,100	USD		92	12/17/14	1
Credit Suisse	PHP		7,100	USD		159	12/17/14	1
Credit Suisse	PHP		18,900	USD		423	12/17/14	3
Credit Suisse	PLN		5	USD		2	12/17/14	—
Credit Suisse	PLN		10	USD		3	12/17/14	—
Credit Suisse	PLN		25	USD		8	12/17/14	—
Credit Suisse	PLN		30	USD		9	12/17/14	—
Credit Suisse	PLN		75	USD		23	12/17/14	1
Credit Suisse	PLN		90	USD		27	12/17/14	—
Credit Suisse	PLN		120	USD		37	12/17/14	1
Credit Suisse	PLN		165	USD		50	12/17/14	1
Credit Suisse	PLN		195	USD		59	12/17/14	1
Credit Suisse	PLN		230	USD		70	12/17/14	2
Credit Suisse	PLN		230	USD		69	12/17/14	1
Credit Suisse	PLN		235	USD		70	12/17/14	1
Credit Suisse	PLN		255	USD		76	12/17/14	—
Credit Suisse	PLN		265	USD		80	12/17/14	1
Credit Suisse	PLN		275	USD		82	12/17/14	1
Credit Suisse	PLN		305	USD		92	12/17/14	2
Credit Suisse	PLN		400	USD		121	12/17/14	2
Credit Suisse	PLN		435	USD		135	12/17/14	6
Credit Suisse	PLN		945	USD		293	12/17/14	13
Credit Suisse	RUB		150	USD		4	12/17/14	—
Credit Suisse	RUB		200	USD		5	12/17/14	—
Credit Suisse	RUB		700	USD		18	12/17/14	2
Credit Suisse	RUB		4,950	USD		127	12/17/14	14
Credit Suisse	RUB		5,448	USD		144	12/17/14	19
Credit Suisse	RUB		5,485	USD		145	12/17/14	19
Credit Suisse	RUB		5,500	USD		140	12/17/14	13
Credit Suisse	RUB		7,300	USD		193	12/17/14	25
Credit Suisse	RUB		8,245	USD		217	12/17/14	28
Credit Suisse	RUB		8,855	USD		232	12/17/14	28
Credit Suisse	RUB		11,117	USD		290	12/17/14	35
Credit Suisse	RUB		64,100	USD		1,634	12/17/14	162
Credit Suisse	SEK		100	USD		14	12/17/14	—
Credit Suisse	SEK		184	USD		26	12/17/14	1
Credit Suisse	SEK		631	USD		87	12/17/14	1
Credit Suisse	SEK		758	USD		106	12/17/14	3
Credit Suisse	SEK		760	USD		106	12/17/14	4
Credit Suisse	SEK		1,525	USD		214	12/17/14	7
Credit Suisse	SEK		1,750	USD		244	12/17/14	7
Credit Suisse	SEK		1,861	USD		259	12/17/14	7
Credit Suisse	SEK		2,234	USD		310	12/17/14	8
Credit Suisse	SEK		2,610	USD		360	12/17/14	6
Credit Suisse	SEK		2,987	USD		411	12/17/14	6

See accompanying notes which are an integral part of the financial statements.

634 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
Credit Suisse	SEK		4,995	USD	680	12/17/14	4
Credit Suisse	SEK		6,995	USD	952	12/17/14	5
Credit Suisse	SEK		7,139	USD	1,016	12/17/14	49
Credit Suisse	SEK		7,139	USD	1,017	12/17/14	50
Credit Suisse	SEK		8,566	USD	1,225	12/17/14	65
Credit Suisse	SEK		8,620	USD	1,208	12/17/14	41
Credit Suisse	SEK		9,055	USD	1,231	12/17/14	4
Credit Suisse	SEK		9,775	USD	1,376	12/17/14	52
Credit Suisse	SEK		10,096	USD	1,427	12/17/14	60
Credit Suisse	SEK		10,188	USD	1,430	12/17/14	50
Credit Suisse	SEK		10,849	USD	1,531	12/17/14	62
Credit Suisse	SEK		10,850	USD	1,528	12/17/14	58
Credit Suisse	SEK		85,141	USD	11,897	12/17/14	365
Credit Suisse	SGD		20	USD	16	12/17/14	—
Credit Suisse	SGD		25	USD	20	12/17/14	—
Credit Suisse	SGD		25	USD	20	12/17/14	—
Credit Suisse	SGD		30	USD	24	12/17/14	—
Credit Suisse	SGD		35	USD	28	12/17/14	—
Credit Suisse	SGD		40	USD	32	12/17/14	—
Credit Suisse	SGD		45	USD	35	12/17/14	—
Credit Suisse	SGD		45	USD	35	12/17/14	—
Credit Suisse	SGD		60	USD	47	12/17/14	1
Credit Suisse	SGD		65	USD	52	12/17/14	1
Credit Suisse	SGD		65	USD	51	12/17/14	1
Credit Suisse	SGD		65	USD	51	12/17/14	1
Credit Suisse	SGD		70	USD	55	12/17/14	—
Credit Suisse	SGD		75	USD	59	12/17/14	1
Credit Suisse	SGD		80	USD	63	12/17/14	1
Credit Suisse	SGD		85	USD	68	12/17/14	2
Credit Suisse	SGD		95	USD	76	12/17/14	2
Credit Suisse	SGD		115	USD	90	12/17/14	1
Credit Suisse	SGD		120	USD	94	12/17/14	—
Credit Suisse	SGD		130	USD	102	12/17/14	1
Credit Suisse	SGD		135	USD	108	12/17/14	3
Credit Suisse	SGD		145	USD	114	12/17/14	1
Credit Suisse	SGD		155	USD	122	12/17/14	1
Credit Suisse	SGD		165	USD	131	12/17/14	3
Credit Suisse	SGD		215	USD	168	12/17/14	1
Credit Suisse	SGD		225	USD	177	12/17/14	2
Credit Suisse	SGD		240	USD	190	12/17/14	3
Credit Suisse	SGD		245	USD	193	12/17/14	2
Credit Suisse	SGD		570	USD	444	12/17/14	1
Credit Suisse	SGD		2,210	USD	1,769	12/17/14	49
Credit Suisse	TRY		5	USD	2	12/17/14	—
Credit Suisse	TRY		5	USD	2	12/17/14	—
Credit Suisse	TRY		10	USD	4	12/17/14	—
Credit Suisse	TRY		10	USD	4	12/17/14	—
Credit Suisse	TRY		35	USD	16	12/17/14	—
Credit Suisse	TRY		40	USD	17	12/17/14	(1)
Credit Suisse	TRY		45	USD	20	12/17/14	(1)
Credit Suisse	TRY		45	USD	20	12/17/14	—
Credit Suisse	TRY		45	USD	20	12/17/14	—
Credit Suisse	TRY		50	USD	22	12/17/14	—
Credit Suisse	TRY		55	USD	24	12/17/14	—
Credit Suisse	TRY		56	USD	25	12/17/14	—
Credit Suisse	TRY		56	USD	25	12/17/14	—
Credit Suisse	TRY		57	USD	25	12/17/14	—
Credit Suisse	TRY		67	USD	30	12/17/14	—
Credit Suisse	TRY		67	USD	30	12/17/14	1
Credit Suisse	TRY		71	USD	32	12/17/14	1
Credit Suisse	TRY		130	USD	55	12/17/14	(3)
Credit Suisse	TRY		155	USD	66	12/17/14	(3)
Credit Suisse	TRY		155	USD	67	12/17/14	(2)
Credit Suisse	TRY		170	USD	74	12/17/14	(2)
Credit Suisse	TRY		180	USD	77	12/17/14	(3)
Credit Suisse	TRY		205	USD	90	12/17/14	(1)
Credit Suisse	TRY		260	USD	112	12/17/14	(4)

			See accompanying notes which are an integral part of the financial statements.

					Russell Multi-Strategy Alternative Fund 635

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Credit Suisse	TWD	50	USD	2	12/17/14	—
Credit Suisse	TWD	126	USD	4	12/17/14	—
Credit Suisse	TWD	250	USD	8	12/17/14	—
Credit Suisse	TWD	300	USD	10	12/17/14	—
Credit Suisse	TWD	500	USD	16	12/17/14	—
Credit Suisse	TWD	600	USD	20	12/17/14	—
Credit Suisse	TWD	950	USD	31	12/17/14	—
Credit Suisse	TWD	970	USD	33	12/17/14	1
Credit Suisse	TWD	1,600	USD	53	12/17/14	—
Credit Suisse	TWD	1,750	USD	58	12/17/14	—
Credit Suisse	TWD	1,850	USD	62	12/17/14	1
Credit Suisse	TWD	1,865	USD	63	12/17/14	1
Credit Suisse	TWD	1,869	USD	63	12/17/14	1
Credit Suisse	TWD	1,869	USD	63	12/17/14	1
Credit Suisse	TWD	1,950	USD	64	12/17/14	—
Credit Suisse	TWD	1,950	USD	65	12/17/14	—
Credit Suisse	TWD	2,250	USD	74	12/17/14	—
Credit Suisse	TWD	3,050	USD	101	12/17/14	1
Credit Suisse	TWD	3,050	USD	100	12/17/14	—
Credit Suisse	TWD	3,400	USD	112	12/17/14	—
Credit Suisse	TWD	5,350	USD	177	12/17/14	1
Credit Suisse	TWD	5,550	USD	183	12/17/14	—
Credit Suisse	TWD	13,100	USD	433	12/17/14	2
Credit Suisse	ZAR	50	USD	4	12/17/14	—
Credit Suisse	ZAR	300	USD	27	12/17/14	—
Credit Suisse	ZAR	300	USD	27	12/17/14	—
Credit Suisse	ZAR	300	USD	26	12/17/14	(1)
Credit Suisse	ZAR	300	USD	27	12/17/14	—
Credit Suisse	ZAR	500	USD	44	12/17/14	(1)
Credit Suisse	ZAR	600	USD	52	12/17/14	(2)
Credit Suisse	ZAR	1,050	USD	93	12/17/14	(2)
Deutsche Bank	USD	39	EUR	31	12/02/14	—
Deutsche Bank	USD	487	MXN	6,565	12/18/14	(1)
Deutsche Bank	ILS	4,134	USD	1,159	11/05/14	71
ED&F Man Capital Markets	USD	6,730	INR	413,624	11/28/14	(28)
ED&F Man Capital Markets	USD	6,730	MXN	91,056	12/17/14	14
ED&F Man Capital Markets	USD	6,620	NOK	42,895	12/17/14	(270)
ED&F Man Capital Markets	USD	8,596	NOK	55,104	12/17/14	(438)
ED&F Man Capital Markets	USD	9,688	RUB	402,564	04/09/15	(718)
ED&F Man Capital Markets	USD	6,620	ZAR	74,670	12/17/14	101
ED&F Man Capital Markets	CAD	9,687	USD	8,625	12/17/14	39
ED&F Man Capital Markets	EUR	13,720	GBP	10,828	12/17/14	118
ED&F Man Capital Markets	JPY	1,796,868	USD	16,650	12/17/14	646
ED&F Man Capital Markets	RUB	117,519	USD	2,988	08/27/15	457
ED&F Man Capital Markets	SEK	61,354	USD	8,621	12/17/14	312
ED&F Man Capital Markets	TRY	14,961	USD	6,730	12/17/14	65
Federal Reserve Bank of Boston	USD	10,380	ILS	38,680	12/17/14	(200)
Federal Reserve Bank of Boston	USD	8,035	MXN	105,667	12/17/14	(209)
Federal Reserve Bank of Boston	USD	15,084	NOK	93,921	12/17/14	(1,181)
Federal Reserve Bank of Boston	CHF	12,397	USD	13,479	12/17/14	590
Federal Reserve Bank of Boston	EUR	10,924	NOK	89,140	12/17/14	(497)
Federal Reserve Bank of Boston	ILS	12,183	USD	3,310	12/17/14	104
Federal Reserve Bank of Boston	ILS	30,220	USD	8,449	12/17/14	495
Federal Reserve Bank of Boston	PLN	21,332	USD	6,660	12/17/14	341
Federal Reserve Bank of Boston	SEK	122,709	EUR	13,320	12/17/14	77
Federal Reserve Bank of Boston	TRY	29,094	USD	13,100	12/17/14	139
Federal Reserve Bank of Boston	ZAR	75,056	USD	6,720	12/17/14	(36)
Federal Reserve Bank of Boston	ZAR	123,258	USD	11,322	12/17/14	228
Goldman Sachs	USD	109	ILS	407	11/05/14	(1)
Goldman Sachs	CLP	190,075	USD	324	11/06/14	(6)
Goldman Sachs	ILS	407	USD	109	01/14/15	1
HSBC	USD	422	ILS	1,590	11/05/14	(3)
HSBC	ILS	1,590	USD	422	01/14/15	3
HSBC	NZD	1,869	USD	1,473	11/04/14	16
Jefferies	USD	6,660	HUF	1,593,590	12/17/14	(186)
Jefferies	USD	9,930	JPY	1,075,414	12/17/14	(351)

See accompanying notes which are an integral part of the financial statements.

636 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Jefferies	USD	6,860	MXN	91,642	12/17/14	(72)
Jefferies	USD	3,310	TRY	7,568	12/17/14	62
Jefferies	EUR	33,100	GBP	25,849	12/17/14	(155)
Jefferies	GBP	8,275	USD	13,428	12/17/14	195
Jefferies	THB	181,362	USD	5,641	12/17/14	83
Jefferies	ZAR	18,944	USD	1,655	12/17/14	(50)
JPMorgan Chase	USD	27	EUR	21	12/12/14	—
JPMorgan Chase	USD	32	EUR	25	12/12/14	(1)
JPMorgan Chase	USD	41	EUR	33	12/12/14	—
JPMorgan Chase	USD	119	EUR	94	12/12/14	(2)
JPMorgan Chase	USD	135	EUR	107	12/12/14	(1)
JPMorgan Chase	USD	158	EUR	125	12/12/14	(1)
JPMorgan Chase	USD	265	EUR	209	12/12/14	(3)
JPMorgan Chase	USD	572	EUR	451	12/12/14	(7)
JPMorgan Chase	USD	755	EUR	604	12/12/14	1
JPMorgan Chase	USD	420	ILS	1,569	11/05/14	(7)
JPMorgan Chase	USD	3,450	INR	212,864	12/17/14	(14)
JPMorgan Chase	USD	487	MXN	6,551	12/18/14	(2)
JPMorgan Chase	BRL	8,566	USD	3,430	11/04/14	(27)
JPMorgan Chase	CAD	25	USD	22	11/17/14	—
JPMorgan Chase	CNH	188,158	USD	30,800	02/09/15	330
JPMorgan Chase	EUR	33	USD	41	11/03/14	—
JPMorgan Chase	EUR	32	USD	41	12/12/14	1
JPMorgan Chase	EUR	8,575	USD	10,892	12/17/14	143
JPMorgan Chase	ILS	23,830	USD	6,660	12/17/14	388
JPMorgan Chase	JPY	116,100	USD	1,067	11/04/14	33
JPMorgan Chase	JPY	3,594,569	USD	33,300	12/17/14	1,284
JPMorgan Chase	RON	29,575	EUR	6,660	12/17/14	(42)
JPMorgan Chase	RON	14,027	USD	4,163	12/17/14	183
JPMorgan Chase	RUB	825,115	USD	20,085	04/02/15	1,667
JPMorgan Chase	RUB	402,829	USD	9,688	04/09/15	712
Merrill Lynch	USD	6,660	MXN	87,685	12/17/14	(165)
Merrill Lynch	USD	18	TWD	555	10/30/14	—
Morgan Stanley	USD	30,900	CNH	190,995	11/21/14	222
Morgan Stanley	USD	9,106	COP	18,689,429	11/12/14	(30)
Morgan Stanley	USD	1,483	NZD	1,869	11/04/14	(26)
Morgan Stanley	USD	42,402	TRY	96,366	12/17/14	528
Morgan Stanley	COP	18,782,033	USD	9,158	11/05/14	29
Morgan Stanley	GBP	8,937	USD	14,503	12/17/14	211
Morgan Stanley	NZD	1,869	USD	1,479	12/02/14	26
Morgan Stanley	RUB	744,888	USD	17,595	12/17/14	486
Newedge	PLN	20,737	USD	6,468	12/17/14	325
Skandinaviska Enskilda Bank	USD	13,320	NOK	82,978	12/17/14	(1,036)
Societe Generale	USD	3,310	TRY	7,578	12/17/14	66
Societe Generale	GBP	25,819	EUR	33,100	12/17/14	202
Societe Generale	GBP	25,819	EUR	33,100	12/17/14	202
Societe Generale	MXN	1,128	USD	86	12/18/14	2
State Street	USD	102	EUR	80	11/21/14	(2)
State Street	USD	108	EUR	80	11/21/14	(7)
State Street	USD	259	EUR	190	11/21/14	(21)
State Street	USD	355	EUR	280	11/21/14	(4)
State Street	USD	746	EUR	590	11/21/14	(6)
State Street	USD	26	EUR	20	11/24/14	(1)
State Street	USD	27	EUR	20	11/24/14	(2)
State Street	USD	51	EUR	40	11/24/14	(1)
State Street	USD	54	EUR	40	11/24/14	(4)
State Street	USD	55	EUR	40	11/24/14	(5)
State Street	USD	55	EUR	40	11/24/14	(5)
State Street	USD	67	EUR	50	11/24/14	(4)
State Street	USD	82	EUR	60	11/24/14	(7)
State Street	USD	94	EUR	70	11/24/14	(6)
State Street	USD	96	EUR	70	11/24/14	(8)
State Street	USD	177	EUR	140	11/24/14	(2)
State Street	USD	304	EUR	240	11/24/14	(4)
State Street	USD	334	EUR	260	11/24/14	(8)
State Street	USD	392	EUR	310	11/24/14	(3)

		See accompanying notes which are an integral part of the financial statements.

				Russell Multi-Strategy Alternative Fund 637

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount			Amount		(Depreciation)
Counterparty		Sold			Bought	Settlement Date	$
State Street	USD		649	EUR	510	11/24/14	(10)
State Street	USD		1,807	EUR	1,310	11/24/14	(166)
State Street	USD		88	EUR	70	11/25/14	—
State Street	USD		164	EUR	128	12/17/14	(3)
State Street	USD		508	EUR	402	12/17/14	(4)
State Street	USD		1,881	EUR	1,455	12/17/14	(57)
State Street	USD		27	EUR	20	01/16/15	(2)
State Street	USD		130	EUR	100	01/16/15	(4)
State Street	USD		168	EUR	130	01/16/15	(5)
State Street	USD		168	EUR	130	01/16/15	(5)
State Street	USD		246	EUR	190	01/16/15	(8)
State Street	USD		300	EUR	220	01/16/15	(24)
State Street	USD		14	EUR	10	01/20/15	(1)
State Street	USD		39	EUR	30	01/20/15	(1)
State Street	USD		82	EUR	60	01/20/15	(6)
State Street	USD		233	EUR	180	01/20/15	(7)
State Street	USD		315	EUR	230	01/20/15	(27)
State Street	USD		38	EUR	30	02/19/15	(1)
State Street	USD		63	EUR	50	02/19/15	(1)
State Street	USD		68	EUR	50	02/19/15	(5)
State Street	USD		68	EUR	50	02/19/15	(6)
State Street	USD		81	EUR	60	02/19/15	(6)
State Street	USD		82	EUR	60	02/19/15	(7)
State Street	USD		154	EUR	120	02/19/15	(4)
State Street	USD		26	EUR	20	04/24/15	—
State Street	USD		2,533	GBP	1,575	12/17/14	(15)
State Street	USD		48	GBP	30	02/18/15	—
State Street	USD		49	GBP	30	02/18/15	(1)
State Street	USD		51	GBP	30	02/18/15	(3)
State Street	USD		68	GBP	40	02/18/15	(4)
State Street	USD		80	GBP	50	02/18/15	(1)
State Street	USD		81	GBP	50	02/18/15	(1)
State Street	USD		86	GBP	50	02/18/15	(6)
State Street	USD		102	GBP	60	02/18/15	(6)
State Street	USD		120	GBP	70	02/18/15	(8)
State Street	USD		262	GBP	160	02/18/15	(6)
State Street	USD		17	GBP	10	02/19/15	(1)
State Street	USD		64	GBP	40	02/19/15	—
State Street	USD		68	GBP	40	02/19/15	(4)
State Street	USD		85	GBP	50	02/19/15	(6)
State Street	USD		97	GBP	60	02/19/15	(2)
State Street	USD		113	GBP	70	02/19/15	(1)
State Street	USD		137	GBP	80	02/19/15	(9)
State Street	USD		146	GBP	90	02/19/15	(2)
State Street	USD		205	GBP	120	02/19/15	(13)
State Street	USD		409	GBP	250	02/19/15	(9)
State Street	USD		1,600	JPY	172,437	11/20/14	(65)
State Street	USD		10,000	JPY	1,094,260	11/20/14	(257)
State Street	USD		2,809	JPY	301,895	12/17/14	(120)
State Street	EUR		60	USD	82	11/21/14	7
State Street	EUR		770	USD	1,072	11/21/14	107
State Street	EUR		1,470	USD	2,047	11/21/14	205
State Street	EUR		10	USD	13	11/24/14	1
State Street	EUR		20	USD	25	11/24/14	—
State Street	EUR		30	USD	41	11/24/14	3
State Street	EUR		30	USD	40	11/24/14	2
State Street	EUR		30	USD	40	11/24/14	2
State Street	EUR		30	USD	40	11/24/14	3
State Street	EUR		40	USD	55	11/24/14	5
State Street	EUR		40	USD	55	11/24/14	4
State Street	EUR		50	USD	68	11/24/14	6
State Street	EUR		60	USD	78	11/24/14	3
State Street	EUR		130	USD	165	11/24/14	2
State Street	EUR		140	USD	184	11/24/14	8
State Street	EUR		290	USD	399	11/24/14	36
State Street	EUR		510	USD	692	11/24/14	53
State Street	EUR		3,050	USD	4,247	11/24/14	425

See accompanying notes which are an integral part of the financial statements.

638 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Foreign Currency Exchange Contracts

Amounts in thousands
							Unrealized
							Appreciation
		Amount		Amount			(Depreciation)
Counterparty		Sold		Bought		Settlement Date	$
State Street	EUR	20	USD		27	11/25/14	2
State Street	EUR	40	USD		53	11/25/14	2
State Street	EUR	40	USD		54	11/25/14	4
State Street	EUR	50	USD		69	11/25/14	6
State Street	EUR	60	USD		84	11/25/14	8
State Street	EUR	90	USD		124	11/25/14	11
State Street	EUR	100	USD		138	11/25/14	13
State Street	EUR	110	USD		150	11/25/14	12
State Street	EUR	215	USD		298	11/25/14	28
State Street	EUR	230	USD		316	11/25/14	28
State Street	EUR	740	USD		939	12/15/14	11
State Street	EUR	3,934	USD		5,077	12/17/14	146
State Street	EUR	790	USD		1,082	01/16/15	92
State Street	EUR	10	USD		14	01/20/15	1
State Street	EUR	30	USD		39	01/20/15	1
State Street	EUR	80	USD		107	01/20/15	7
State Street	EUR	170	USD		233	01/20/15	20
State Street	EUR	220	USD		301	01/20/15	26
State Street	EUR	60	USD		76	02/19/15	1
State Street	EUR	100	USD		127	02/19/15	2
State Street	EUR	100	USD		134	02/19/15	8
State Street	EUR	110	USD		147	02/19/15	9
State Street	EUR	130	USD		166	02/19/15	3
State Street	EUR	1,977	USD		2,698	02/19/15	219
State Street	EUR	60	USD		78	04/22/15	3
State Street	EUR	120	USD		156	04/23/15	5
State Street	EUR	40	USD		51	04/24/15	—
State Street	EUR	60	USD		76	04/24/15	—
State Street	GBP	302	USD		489	12/15/14	6
State Street	GBP	500	USD		819	12/17/14	19
State Street	GBP	60	USD		96	02/18/15	—
State Street	GBP	80	USD		131	02/18/15	3
State Street	GBP	90	USD		149	02/18/15	5
State Street	GBP	679	USD		1,140	02/18/15	54
State Street	GBP	40	USD		64	02/19/15	1
State Street	GBP	50	USD		85	02/19/15	6
State Street	GBP	60	USD		96	02/19/15	—
State Street	GBP	130	USD		212	02/19/15	5
State Street	GBP	130	USD		215	02/19/15	7
State Street	GBP	954	USD		1,598	02/19/15	74
State Street	JPY	4,720,170	USD		46,133	11/20/14	4,107
State Street	JPY	101,034	USD		942	12/17/14	42
State Street	JPY	200,861	USD		1,882	12/17/14	93
UBS	USD	18,754	EUR		14,758	11/04/14	(260)
UBS	USD	485	MXN		6,521	12/18/14	(2)
UBS	EUR	21,780	USD		27,863	11/04/14	568
UBS	EUR	14,758	USD		18,757	12/02/14	260
UBS	ILS	23,816	USD		6,660	12/17/14	392
UBS	MXN	13,213	USD		995	12/18/14	16
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts							9,663

Index Swap Contracts (*)
Amounts in thousands

Fund Receives		Notional		Termination	Fair Value
Underlying Security	Counterparty	Amount		Date	$
Russian Depositary (USD) Index	JPMorgan Chase	USD	6,587	01/14/15	68
Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)					68

(*)	Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on market-linked return of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the 1 month LIBOR rate.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 639

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Interest Rate Swap Contracts

Amounts in thousands
								Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays				Date	$
Citigroup	NOK	125,000	Six Month NIBOR	2.035%				01/14/17	(419)
Citigroup	AUD	7,700	4.000%	Three Month BBSW				10/09/17	145
Citigroup	MXN	43,000	6.630%	Mexico Interbank 28 Day Deposit Rate				12/18/23	145
Citigroup	CAD	500	3.300%	Canadian Dealer Offer Rate				06/19/24	37
Citigroup	CAD	700	Canadian Dealer Offer Rate	3.500%				06/20/44	(72)
			Mexico Interbank 28 Day
Credit Suisse	MXN	13,200	Deposit Rate	3.865%				06/16/16	(2)
			Mexico Interbank 28 Day
Credit Suisse	MXN	13,100	Deposit Rate	3.850%				06/17/16	(2)
Credit Suisse	AUD	2,200	3.000%	Three Month BBSW				08/21/16	12
Credit Suisse	MXN	8,300	5.610%	Mexico Interbank 28 Day Deposit Rate				07/07/21	—
Credit Suisse	GBP	1,400	Six Month LIBOR	3.000%				03/21/23	(29)
Credit Suisse	USD	2,200	3.000%	Three Month LIBOR				03/21/23	(9)
Credit Suisse	USD	3,100	Three Month LIBOR	2.000%				06/19/23	63
Credit Suisse	JPY	40,000	Six Month LIBOR	1.000%				09/18/23	(16)
Credit Suisse	JPY	342,000	Six Month LIBOR	1.500%				06/19/28	(259)
Credit Suisse	CAD	900	3.400%	Canadian Dealer Offer Rate				06/20/29	61
Credit Suisse	GBP	400	Six Month LIBOR	3.750%				09/18/43	(39)
Credit Suisse	CAD	200	Canadian Dealer Offer Rate	3.500%				06/20/44	(21)
JPMorgan Chase	HUF 90,000,000 2.490%			Three Month BUBOR				02/27/15	338
JPMorgan Chase	SEK 2,600,000		0.880%	Three Month STIBOR				03/18/15	559
JPMorgan Chase	NZD	73,300	3.778%	Three Month BBR				09/03/15	22
JPMorgan Chase	MXN 1,450,000		5.400%	Mexico Interbank 28 Day Deposit Rate				10/11/17	(5)
JPMorgan Chase	MXN	40,000	6.535%	Mexico Interbank 28 Day Deposit Rate				01/10/24	108
JPMorgan Chase	ZAR	200,000	9.280%	Three Month JIBAR				03/27/24	375
			Mexico Interbank 28 Day
JPMorgan Chase	MXN	80,000	Deposit Rate	6.130%				05/27/24	(3)
Morgan Stanley	GBP	500	Six Month LIBOR	3.758%				09/18/43	(50)
UBS	AUD	7,600	4.000%	Three Month BBSW				10/09/17	144
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $96 (å)									1,083

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
				Implied			Fund (Pays)/
				Credit			Receives	Termination	Fair Value
Reference Entity			Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
ACCOR		JPMorgan Chase		0.979%	EUR	1,000	1.000%	06/20/19	3
ACCOR		JPMorgan Chase		1.026%	EUR	1,000	1.000%	09/20/19	—
ACCOR		JPMorgan Chase		1.069%	EUR	1,000	1.000%	12/20/19	(3)
Adecco S.A.		JPMorgan Chase		0.568%	EUR	1,000	(1.000%)	06/20/19	(26)
Adecco S.A.		JPMorgan Chase		0.630%	EUR	2,000	(1.000%)	12/20/19	(50)
AK Steel Corp.		JPMorgan Chase		5.707%	USD	500	(5.000%)	09/20/19	12
Aktiebolaget Electrolux		JPMorgan Chase		0.584%	EUR	1,000	(1.000%)	03/20/19	(24)
Aktiebolaget Electrolux		JPMorgan Chase		0.693%	EUR	2,000	(1.000%)	12/20/19	(42)
Alcoa, Inc.		JPMorgan Chase		0.376%	USD	2,000	1.000%	12/20/19	65
Alcoa, Inc.		JPMorgan Chase		1.284%	USD	1,000	(1.000%)	09/20/19	12
Alcoa, Inc.		JPMorgan Chase		1.284%	USD	1,000	(1.000%)	09/20/19	12
Alcoa, Inc.		JPMorgan Chase		1.370%	USD	3,000	(1.000%)	12/20/19	51
Alcoa, Inc.		JPMorgan Chase		1.370%	USD	1,000	(1.000%)	12/20/19	17
Altria Group Inc.		JPMorgan Chase		0.307%	USD	3,000	1.000%	03/20/19	93
Altria Group, Inc.		JPMorgan Chase		0.307%	USD	1,000	(1.000%)	03/20/19	(31)
Amerada Hess Corp.		JPMorgan Chase		0.777%	USD	1,000	1.000%	09/20/19	11
American Axle & Manufacturing, Inc.		JPMorgan Chase		2.714%	USD	1,000	(5.000%)	09/20/19	(109)
American Axle & Manufacturing, Inc.		JPMorgan Chase		2.714%	USD	1,000	5.000%	09/20/19	109
American Electric Power Company, Inc.		JPMorgan Chase		0.240%	USD	1,000	(1.000%)	06/20/19	(36)
American Electric Power Company, Inc.		JPMorgan Chase		0.240%	USD	1,000	(1.000%)	06/20/19	(36)
See accompanying notes which are an integral part of the financial statements.
640 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
American Electric Power Company, Inc.	JPMorgan Chase	0.270%	USD	3,000	(1.000%)	12/20/19	(113)
AmerisourceBergen Corp.	JPMorgan Chase	0.431%	USD	2,000	(1.000%)	12/20/19	(59)
Amgen, Inc.	JPMorgan Chase	0.382%	USD	2,000	(1.000%)	06/20/19	(58)
Amkor Technology, Inc.	JPMorgan Chase	0.428%	USD	2,000	1.000%	03/20/19	51
Amkor Technology, Inc.	JPMorgan Chase	3.690%	USD	500	(5.000%)	12/20/19	(34)
Anadarko Petroleum Corp.	JPMorgan Chase	0.818%	USD	1,000	(1.000%)	06/20/19	(9)
Anadarko Petroleum Corp.	JPMorgan Chase	0.864%	USD	500	(1.000%)	09/20/19	(4)
Anadarko Petroleum Corp.	JPMorgan Chase	0.909%	USD	2,000	(1.000%)	12/20/19	(11)
Anadarko Petroleum Corp.	JPMorgan Chase	0.909%	USD	3,000	(1.000%)	12/20/19	(17)
Anheuser-Busch InBev	JPMorgan Chase	0.533%	EUR	1,000	(1.000%)	06/20/19	(28)
Anheuser-Busch InBev	JPMorgan Chase	0.533%	EUR	3,000	1.000%	06/20/19	85
Anheuser-Busch InBev	JPMorgan Chase	0.592%	EUR	500	1.000%	12/20/19	14
Anheuser-Busch InBev	JPMorgan Chase	0.592%	EUR	1,000	1.000%	12/20/19	27
Apache Corp.	JPMorgan Chase	0.908%	USD	1,000	1.000%	09/20/19	5
Apache Corp.	JPMorgan Chase	0.908%	USD	1,000	1.000%	09/20/19	5
ArcelorMittal	JPMorgan Chase	2.507%	EUR	1,000	1.000%	09/20/19	(85)
ArcelorMittal	JPMorgan Chase	2.507%	EUR	1,000	1.000%	09/20/19	(85)
ArcelorMittal	JPMorgan Chase	2.610%	EUR	1,000	1.000%	12/20/19	(95)
ArcelorMittal	JPMorgan Chase	2.610%	EUR	500	1.000%	12/20/19	(48)
Archer-Daniels-Midland Co.	JPMorgan Chase	0.390%	USD	2,000	(1.000%)	12/20/19	(63)
Arrow Electonics, Inc.	JPMorgan Chase	0.743%	USD	1,000	(1.000%)	06/20/19	(13)
Arrow Electonics, Inc.	JPMorgan Chase	0.743%	USD	1,000	(1.000%)	06/20/19	(13)
Arrow Electonics, Inc.	JPMorgan Chase	0.869%	USD	3,000	(1.000%)	12/20/19	(23)
Arrow Electonics, Inc.	JPMorgan Chase	1.484%	USD	1,500	5.000%	12/20/18	218
ArvinMeritor	JPMorgan Chase	3.663%	USD	2,000	(5.000%)	12/20/19	(135)
AutoZone, Inc.	JPMorgan Chase	0.374%	USD	2,000	1.000%	12/20/18	53
AutoZone, Inc.	JPMorgan Chase	0.394%	USD	1,000	1.000%	06/20/19	29
AutoZone, Inc.	JPMorgan Chase	0.394%	USD	2,000	1.000%	06/20/19	57
Avnet, Inc.	JPMorgan Chase	0.828%	USD	2,000	(1.000%)	06/20/19	(18)
Avnet, Inc.	JPMorgan Chase	0.957%	USD	3,000	(1.000%)	12/20/19	(10)
Avon Products, Inc.	JPMorgan Chase	3.254%	USD	500	1.000%	09/20/19	(49)
Avon Products, Inc.	JPMorgan Chase	3.254%	USD	500	1.000%	09/20/19	(49)
Avon Products, Inc.	JPMorgan Chase	3.254%	USD	500	1.000%	09/20/19	(49)
Avon Products, Inc.	JPMorgan Chase	3.254%	USD	500	1.000%	09/20/19	(49)
AstraZeneca PLC	JPMorgan Chase	0.352%	EUR	3,000	(1.000%)	12/20/19	(129)
AstraZeneca PLC	JPMorgan Chase	0.335%	EUR	1,000	(1.000%)	06/20/19	(42)
BAE Systems PLC	JPMorgan Chase	0.593%	EUR	1,000	1.000%	09/20/19	26
BAE Systems PLC	JPMorgan Chase	0.593%	EUR	1,000	1.000%	09/20/19	26
BAE Systems PLC	JPMorgan Chase	0.612%	EUR	1,000	1.000%	12/20/19	27
Barrick Gold Corp.	JPMorgan Chase	1.501%	USD	1,000	(1.000%)	06/20/19	21
BASF SE	JPMorgan Chase	0.349%	EUR	1,000	(1.000%)	09/20/19	(41)
BASF SE	JPMorgan Chase	0.349%	EUR	500	(1.000%)	09/20/19	(21)
BASF SE	JPMorgan Chase	0.368%	EUR	2,000	(1.000%)	12/20/19	(84)
Bayer AG	JPMorgan Chase	0.338%	EUR	1,000	(1.000%)	06/20/19	(40)
Bayer AG	JPMorgan Chase	0.380%	EUR	3,000	(1.000%)	12/20/19	(124)
Bayerische Motoren Werke
Aktiengesellschaft	JPMorgan Chase	0.416%	EUR	2,000	(1.000%)	06/20/19	(70)
Bayerische Motoren Werke
Aktiengesellschaft	JPMorgan Chase	0.416%	EUR	1,000	1.000%	06/20/19	35
Bayerische Motoren Werke
Aktiengesellschaft	JPMorgan Chase	0.449%	EUR	3,000	(1.000%)	12/20/19	(110)
Berkshire Hathaway, Inc.	JPMorgan Chase	0.503%	USD	2,000	1.000%	06/20/19	47
Berkshire Hathaway, Inc.	JPMorgan Chase	0.503%	USD	1,000	(1.000%)	06/20/19	(24)
Berkshire Hathaway, Inc.	JPMorgan Chase	0.503%	USD	2,000	1.000%	06/20/19	47
Berkshire Hathaway, Inc.	JPMorgan Chase	0.534%	USD	1,000	1.000%	09/20/19	23
Best Buy Co., Inc.	JPMorgan Chase	2.372%	USD	1,000	(5.000%)	06/20/19	(119)
Best Buy Co., Inc.	JPMorgan Chase	2.686%	USD	2,000	(5.000%)	12/20/19	(229)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 641

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Best Buy Co., Inc.	JPMorgan Chase	2.686%	USD	1,000	(5.000%)	12/20/19	(115)
BHP Billiton Ltd.	JPMorgan Chase	0.628%	USD	1,000	1.000%	12/20/19	20
BHP Billiton Ltd.	JPMorgan Chase	0.628%	USD	2,000	1.000%	12/20/19	39
Bombardier, Inc.	JPMorgan Chase	2.740%	USD	500	5.000%	09/20/19	53
Bombardier, Inc.	JPMorgan Chase	2.740%	USD	500	5.000%	09/20/19	53
Bombardier, Inc.	JPMorgan Chase	2.740%	USD	500	5.000%	09/20/19	53
Bombardier, Inc.	JPMorgan Chase	2.876%	USD	1,000	5.000%	12/20/19	104
Bouygues	JPMorgan Chase	0.720%	EUR	1,000	(1.000%)	06/20/19	(17)
Bouygues	JPMorgan Chase	0.800%	EUR	3,000	(1.000%)	12/20/19	(42)
BP PLC	JPMorgan Chase	0.630%	EUR	500	1.000%	06/20/19	11
BP PLC	JPMorgan Chase	0.703%	EUR	1,000	1.000%	12/20/19	20
Bristol-Myers Squibb Co.	JPMorgan Chase	0.200%	USD	1,000	(1.000%)	09/20/19	(39)
Bristol-Myers Squibb Co.	JPMorgan Chase	0.200%	USD	1,000	(1.000%)	09/20/19	(39)
Bristol-Myers Squibb Co.	JPMorgan Chase	0.212%	USD	3,000	(1.000%)	12/20/19	(122)
British American Tobacco PLC	JPMorgan Chase	0.422%	EUR	1,000	1.000%	06/20/19	35
British American Tobacco PLC	JPMorgan Chase	0.422%	EUR	1,500	1.000%	06/20/19	52
British Telecommunications PLC	JPMorgan Chase	0.676%	EUR	1,000	1.000%	12/20/19	22
British Telecommunications PLC	JPMorgan Chase	0.676%	EUR	1,000	1.000%	12/20/19	22
CA, Inc.	JPMorgan Chase	0.270%	USD	1,000	1.000%	03/20/19	33
CA, Inc.	JPMorgan Chase	0.785%	USD	1,000	1.000%	09/20/19	11
CA, Inc.	JPMorgan Chase	0.785%	USD	1,000	1.000%	09/20/19	11
CA, Inc.	JPMorgan Chase	0.785%	USD	1,000	1.000%	09/20/19	11
CA, Inc.	JPMorgan Chase	0.830%	USD	500	1.000%	12/20/19	5
Cable & Wireless PLC	JPMorgan Chase	2.245%	EUR	500	(5.000%)	09/20/19	(84)
Cable & Wireless PLC	JPMorgan Chase	2.361%	EUR	1,000	(5.000%)	12/20/19	(167)
Cable & Wireless PLC	JPMorgan Chase	2.361%	EUR	3,000	(5.000%)	12/20/19	(502)
Campbell Soup Co.	JPMorgan Chase	0.514%	USD	1,000	1.000%	06/20/19	23
Campbell Soup Co.	JPMorgan Chase	0.514%	USD	1,000	1.000%	06/20/19	23
Campbell Soup Co.	JPMorgan Chase	0.553%	USD	1,000	1.000%	09/20/19	22
Campbell Soup Co.	JPMorgan Chase	0.588%	USD	1,000	1.000%	12/20/19	22
Canadian Resources, Ltd.	JPMorgan Chase	0.711%	USD	1,000	(1.000%)	09/20/19	(15)
Cardinal Health, Inc.	JPMorgan Chase	0.265%	USD	1,000	(1.000%)	06/20/19	(34)
Cardinal Health, Inc.	JPMorgan Chase	0.265%	USD	1,000	(1.000%)	06/20/19	(34)
Cardinal Health, Inc.	JPMorgan Chase	0.300%	USD	3,000	(1.000%)	12/20/19	(108)
Carnival Corp.	JPMorgan Chase	0.745%	USD	1,000	1.000%	12/20/19	14
Carnival Corp.	JPMorgan Chase	0.745%	USD	2,000	1.000%	12/20/19	27
Carrefour	JPMorgan Chase	0.699%	EUR	1,000	(1.000%)	06/20/19	(19)
Carrefour	JPMorgan Chase	0.755%	EUR	1,000	(1.000%)	12/20/19	(17)
Carrefour	JPMorgan Chase	0.755%	EUR	3,000	(1.000%)	12/20/19	(51)
Caterpillar, Inc.	JPMorgan Chase	0.365%	USD	1,000	(1.000%)	09/20/19	(31)
Caterpillar, Inc.	JPMorgan Chase	0.365%	USD	1,000	(1.000%)	09/20/19	(31)
CBS Corp.	JPMorgan Chase	0.579%	USD	1,000	(1.000%)	09/20/19	(21)
CBS Corp.	JPMorgan Chase	0.579%	USD	1,000	(1.000%)	09/20/19	(21)
CBS Corp.	JPMorgan Chase	0.616%	USD	3,000	(1.000%)	12/20/19	(61)
CBS Corp.	JPMorgan Chase	0.616%	USD	1,500	(1.000%)	12/20/19	(30)
Centrica PLC	JPMorgan Chase	0.587%	EUR	1,000	(1.000%)	06/20/19	(25)
Centrica PLC	JPMorgan Chase	0.635%	EUR	3,000	(1.000%)	12/20/19	(74)
CenturyLink, Inc.	JPMorgan Chase	0.505%	USD	2,000	1.000%	03/20/19	45
CenturyLink, Inc.	JPMorgan Chase	1.532%	USD	500	1.000%	06/20/19	(11)
CenturyLink, Inc.	JPMorgan Chase	1.532%	USD	1,000	(1.000%)	06/20/19	22
CenturyLink, Inc.	JPMorgan Chase	1.532%	USD	2,000	1.000%	06/20/19	(45)
CenturyLink, Inc.	JPMorgan Chase	1.630%	USD	500	1.000%	09/20/19	(14)
CenturyLink, Inc.	JPMorgan Chase	1.630%	USD	1,000	1.000%	09/20/19	(28)
CenturyLink, Inc.	JPMorgan Chase	1.720%	USD	500	1.000%	12/20/19	(17)
Chesapeake Energy Corp.	JPMorgan Chase	2.126%	USD	500	(5.000%)	09/20/19	(67)
Chesapeake Energy Corp.	JPMorgan Chase	2.126%	USD	500	5.000%	09/20/19	68

See accompanying notes which are an integral part of the financial statements.
642 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Cisco Systems, Inc.	JPMorgan Chase	0.379%	USD	1,000	(1.000%)	12/20/19	(32)
Clariant AG	JPMorgan Chase	0.919%	EUR	1,000	(1.000%)	12/20/19	(6)
CMS Energy Corp.	JPMorgan Chase	0.595%	USD	1,000	1.000%	09/20/19	20
CNH Industrial	JPMorgan Chase	2.160%	EUR	1,000	5.000%	09/20/19	172
CNH Industrial	JPMorgan Chase	2.251%	EUR	1,500	5.000%	12/20/19	261
Comcast	JPMorgan Chase	0.359%	USD	1,000	(1.000%)	09/20/19	(32)
Comcast	JPMorgan Chase	0.388%	USD	1,000	(1.000%)	12/20/19	(32)
Comcast	JPMorgan Chase	0.388%	USD	3,000	(1.000%)	12/20/19	(95)
Community Health Systems, Inc.	JPMorgan Chase	2.759%	USD	1,000	(5.000%)	12/20/19	(111)
Community Health Systems, Inc.	JPMorgan Chase	2.759%	USD	500	(5.000%)	12/20/19	(56)
Con Way, Inc.	JPMorgan Chase	1.421%	USD	2,000	1.000%	12/20/19	(39)
ConAgra Foods, Inc.	JPMorgan Chase	0.428%	USD	1,000	(1.000%)	03/20/19	(26)
ConAgra Foods, Inc.	JPMorgan Chase	0.503%	USD	1,000	1.000%	09/20/19	25
ConAgra Foods, Inc.	JPMorgan Chase	0.535%	USD	1,000	1.000%	12/20/19	24
ConocoPhillips	JPMorgan Chase	0.374%	USD	1,000	(1.000%)	09/20/19	(31)
ConocoPhillips	JPMorgan Chase	0.374%	USD	1,000	(1.000%)	09/20/19	(31)
ConocoPhillips	JPMorgan Chase	0.395%	USD	3,000	(1.000%)	12/20/19	(94)
ConocoPhillips	JPMorgan Chase	0.395%	USD	1,000	(1.000%)	12/20/19	(31)
Constellation Brands, Inc.	JPMorgan Chase	1.022%	USD	1,000	5.000%	06/20/19	183
Constellation Brands, Inc.	JPMorgan Chase	1.146%	USD	500	5.000%	12/20/19	97
Constellation Brands, Inc.	JPMorgan Chase	1.146%	USD	1,000	5.000%	12/20/19	194
Continental AG	JPMorgan Chase	0.699%	EUR	1,000	1.000%	09/20/19	20
Cooper Tire & Rubber Co.	JPMorgan Chase	2.515%	USD	500	5.000%	09/20/19	59
Cooper Tire & Rubber Co.	JPMorgan Chase	2.515%	USD	1,000	5.000%	09/20/19	118
CSC Holdings LLC	JPMorgan Chase	2.196%	USD	1,000	5.000%	09/20/19	133
CSX Corp.	JPMorgan Chase	0.213%	USD	1,000	(1.000%)	09/20/19	(39)
CSX Corp.	JPMorgan Chase	0.226%	USD	1,000	(1.000%)	12/20/19	(40)
CSX Corp.	JPMorgan Chase	0.226%	USD	3,000	(1.000%)	12/20/19	(120)
Cummins, Inc.	JPMorgan Chase	0.338%	USD	1,000	(1.000%)	12/20/19	(34)
CVS Caremark	JPMorgan Chase	0.259%	USD	1,000	(1.000%)	09/20/19	(36)
CVS Caremark	JPMorgan Chase	0.273%	USD	3,000	(1.000%)	12/20/19	(112)
CVS Caremark	JPMorgan Chase	0.273%	USD	1,000	(1.000%)	12/20/19	(37)
CVS Caremark	JPMorgan Chase	0.273%	USD	1,000	(1.000%)	12/20/19	(37)
Cytec Industries, Inc.	JPMorgan Chase	0.601%	USD	2,000	1.000%	03/20/19	36
Cytec Industries, Inc.	JPMorgan Chase	0.626%	USD	1,000	1.000%	03/20/19	17
Cytec Industries, Inc.	JPMorgan Chase	0.675%	USD	1,000	1.000%	06/20/19	16
Cytec Industries, Inc.	JPMorgan Chase	0.675%	USD	1,000	1.000%	06/20/19	16
Cytec Industries, Inc.	JPMorgan Chase	0.675%	USD	1,000	1.000%	06/20/19	16
Cytec Industries, Inc.	JPMorgan Chase	1.497%	USD	2,000	1.000%	03/20/19	(40)
Daimler AG	JPMorgan Chase	0.409%	EUR	1,000	(1.000%)	06/20/19	(36)
DaimlerChrysler NA Holdings	JPMorgan Chase	0.443%	EUR	3,000	(1.000%)	12/20/19	(111)
Darden Restaurants, Inc.	JPMorgan Chase	1.642%	USD	1,000	1.000%	06/20/19	(27)
Deere & Co.	JPMorgan Chase	0.382%	USD	1,000	1.000%	12/20/19	32
Deluxe Corp.	JPMorgan Chase	2.720%	USD	500	5.000%	09/20/19	54
Deutsche Bank	JPMorgan Chase	1.485%	EUR	1,000	1.000%	06/20/19	(26)
Deutsche Lufthansa Aktiengesellschaft	JPMorgan Chase	1.485%	EUR	1,000	(1.000%)	06/20/19	26
Diageo PLC	JPMorgan Chase	0.400%	EUR	1,500	1.000%	09/20/19	54
Diageo PLC	JPMorgan Chase	0.400%	EUR	1,000	1.000%	06/20/19	36
Diageo PLC	JPMorgan Chase	0.446%	EUR	500	1.000%	12/20/19	18
Dillard's, Inc.	JPMorgan Chase	1.957%	USD	500	5.000%	12/20/19	76
DIRECT TV	JPMorgan Chase	0.374%	USD	1,000	1.000%	12/20/18	27
DISH DBS Corp.	JPMorgan Chase	1.889%	USD	500	5.000%	09/20/19	74
DISH DBS Corp.	JPMorgan Chase	2.000%	USD	500	5.000%	12/20/19	74
DISH DBS Corp.	JPMorgan Chase	2.000%	USD	1,000	5.000%	12/20/19	148
DISH DBS Corp.	JPMorgan Chase	2.000%	USD	1,000	5.000%	12/20/19	148
Dixons Retail PLC	JPMorgan Chase	0.817%	EUR	1,000	(5.000%)	06/20/19	(247)

		See accompanying notes which are an integral part of the financial statements.
					Russell Multi-Strategy Alternative Fund 643

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Dixons Retail PLC	JPMorgan Chase	0.855%	EUR	1,000	5.000%	06/20/19	244
Dominion Resources, Inc.	JPMorgan Chase	0.394%	USD	1,000	(1.000%)	09/20/19	(30)
Dominion Resources, Inc.	JPMorgan Chase	0.420%	USD	3,000	(1.000%)	12/20/19	(90)
Dominion Resources, Inc.	JPMorgan Chase	0.420%	USD	1,000	(1.000%)	12/20/19	(30)
E. I. du Pont de Nemours and Co.	JPMorgan Chase	0.347%	USD	3,000	1.000%	06/20/19	92
E. ON SE	JPMorgan Chase	0.605%	EUR	3,500	(1.000%)	12/20/19	(93)
E. ON SE	JPMorgan Chase	0.540%	EUR	1,000	(1.000%)	06/20/19	(28)
Enbridge Energy Partners L.P.	JPMorgan Chase	0.899%	USD	1,000	1.000%	09/20/19	6
Enbridge, Inc.	JPMorgan Chase	0.374%	USD	3,000	(1.000%)	12/20/18	(80)
Enbridge, Inc.	JPMorgan Chase	0.839%	USD	1,000	1.000%	06/20/19	8
Enbridge, Inc.	JPMorgan Chase	0.839%	USD	2,000	1.000%	06/20/19	17
Enbridge, Inc.	JPMorgan Chase	0.839%	USD	1,000	1.000%	06/20/19	8
Encana Corp.	JPMorgan Chase	1.023%	USD	1,000	(1.000%)	09/20/19	—
Encana Corp.	JPMorgan Chase	1.080%	USD	1,000	(1.000%)	12/20/19	3
Energy Transfer Partners LP	JPMorgan Chase	0.586%	EUR	1,000	(1.000%)	03/20/19	(24)
Energy Transfer Partners LP	JPMorgan Chase	0.862%	USD	3,000	1.000%	06/20/19	22
Enterprise Products Operating LLC	JPMorgan Chase	0.581%	USD	2,000	1.000%	12/20/19	44
Enterprise Products Operating LLC	JPMorgan Chase	0.591%	EUR	2,000	1.000%	03/20/19	47
ERP Operating LP	JPMorgan Chase	0.545%	USD	3,000	(1.000%)	12/20/19	(71)
ERP Operating LP	JPMorgan Chase	0.545%	USD	2,000	(1.000%)	12/20/19	(47)
ERP Operating LP	JPMorgan Chase	0.545%	USD	1,000	(1.000%)	12/20/19	(24)
European Aeronautic Defence and Space Co.	JPMorgan Chase	0.435%	EUR	1,000	(1.000%)	03/20/19	(32)
European Aeronautic Defence and Space Co.	JPMorgan Chase	0.435%	EUR	1,000	1.000%	03/20/19	32
European Aeronautic Defence and Space Co.	JPMorgan Chase	0.518%	EUR	1,000	(1.000%)	12/20/19	(32)
Exelon Corp.	JPMorgan Chase	0.413%	USD	1,000	(1.000%)	06/20/19	(28)
Exelon Corp.	JPMorgan Chase	0.413%	USD	500	(1.000%)	09/20/19	(14)
Exelon Corp.	JPMorgan Chase	0.475%	USD	4,000	(1.000%)	12/20/19	(109)
Exelon Corp.	JPMorgan Chase	0.475%	USD	1,000	(1.000%)	12/20/19	(27)
Exelon Corp.	JPMorgan Chase	0.568%	EUR	1,500	(1.000%)	12/20/18	(35)
Expedia, Inc.	JPMorgan Chase	0.883%	USD	1,000	(1.000%)	06/20/19	(6)
Expedia, Inc.	JPMorgan Chase	0.950%	USD	1,000	(1.000%)	09/20/19	(3)
Expedia, Inc.	JPMorgan Chase	1.010%	USD	3,000	(1.000%)	12/20/19	(2)
Expedia, Inc.	JPMorgan Chase	1.010%	USD	1,000	(1.000%)	12/20/19	(1)
Experian Finance PLC	JPMorgan Chase	0.582%	EUR	1,000	1.000%	06/20/19	25
Experian Finance PLC	JPMorgan Chase	0.612%	EUR	1,000	1.000%	09/20/19	25
Federated Dept. Stores	JPMorgan Chase	0.653%	USD	1,000	(1.000%)	09/20/19	(17)
Federated Dept. Stores	JPMorgan Chase	0.653%	USD	500	(1.000%)	09/20/19	(9)
Federated Dept. Stores	JPMorgan Chase	0.653%	USD	500	(1.000%)	09/20/19	(9)
Federated Dept. Stores	JPMorgan Chase	0.703%	USD	3,000	(1.000%)	12/20/19	(47)
Federated Dept. Stores	JPMorgan Chase	0.703%	USD	1,000	(1.000%)	12/20/19	(16)
FedEx Corp.	JPMorgan Chase	0.438%	USD	500	1.000%	09/20/19	14
FirstEnergy Corp.	JPMorgan Chase	0.916%	USD	1,000	(1.000%)	06/20/19	(5)
FirstEnergy Corp.	JPMorgan Chase	0.916%	USD	1,000	(1.000%)	06/20/19	(5)
FirstEnergy Corp.	JPMorgan Chase	1.051%	USD	3,000	(1.000%)	12/20/19	4
Ford Motor Co.	JPMorgan Chase	1.154%	USD	2,000	5.000%	09/20/19	370
Ford Motor Co.	JPMorgan Chase	1.154%	USD	1,000	5.000%	09/20/19	185
Freescale Semiconductor	JPMorgan Chase	3.267%	USD	500	(5.000%)	09/20/19	(41)
Freescale Semiconductor	JPMorgan Chase	3.420%	USD	2,000	(5.000%)	12/20/19	(157)
Fresenius SE & Co. KGaA	JPMorgan Chase	0.950%	EUR	1,000	1.000%	12/20/19	5
Fresenius SE & Co. KGaA	JPMorgan Chase	0.950%	EUR	1,500	1.000%	12/20/19	7
Frontier Communications Corp.	JPMorgan Chase	2.293%	USD	1,000	(5.000%)	03/20/19	(117)
General Mills, Inc.	JPMorgan Chase	0.351%	USD	2,000	1.000%	09/20/19	64
General Mills, Inc.	JPMorgan Chase	0.351%	USD	1,000	1.000%	09/20/19	32
GKN Holdings PLC	JPMorgan Chase	0.852%	EUR	1,000	(1.000%)	09/20/19	(10)
GKN Holdings PLC	JPMorgan Chase	0.899%	EUR	2,500	(1.000%)	12/20/19	(19)
GKN Holdings PLC	JPMorgan Chase	0.899%	EUR	500	(1.000%)	12/20/19	(4)

See accompanying notes which are an integral part of the financial statements.
644 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
GKN Holdings PLC	JPMorgan Chase	1.193%	USD	3,000	1.000%	12/20/18	(20)
GlaxoSmithKline PLC	JPMorgan Chase	0.352%	EUR	2,000	1.000%	06/20/19	78
Glencore International AG	JPMorgan Chase	0.629%	USD	1,000	1.000%	03/20/19	17
Glencore International AG	JPMorgan Chase	1.264%	EUR	1,000	1.000%	09/20/19	(14)
Glencore International AG	JPMorgan Chase	1.293%	EUR	1,000	1.000%	09/20/19	(16)
Glencore International AG	JPMorgan Chase	1.293%	EUR	1,000	1.000%	09/20/19	(16)
Halliburton	JPMorgan Chase	0.482%	USD	1,000	(1.000%)	09/20/19	(26)
Halliburton	JPMorgan Chase	0.511%	USD	3,000	(1.000%)	12/20/19	(76)
Hammerson PLC	JPMorgan Chase	0.594%	EUR	1,000	(1.000%)	09/20/19	(26)
Harsbro, Inc.	JPMorgan Chase	0.585%	USD	1,000	1.000%	06/20/19	20
HCA Healthcare	JPMorgan Chase	2.058%	USD	500	(5.000%)	09/20/19	(70)
HCA Healthcare	JPMorgan Chase	2.058%	USD	500	5.000%	09/20/19	70
HCA Healthcare	JPMorgan Chase	2.147%	USD	500	(5.000%)	12/20/19	(71)
HCA Healthcare	JPMorgan Chase	2.147%	USD	3,000	(5.000%)	12/20/19	(423)
HCA Healthcare	JPMorgan Chase	2.147%	USD	1,000	(5.000%)	12/20/19	(141)
Health Care REIT, Inc.	JPMorgan Chase	0.679%	USD	2,000	1.000%	06/20/19	31
Health Care REIT, Inc.	JPMorgan Chase	0.763%	USD	1,000	1.000%	12/20/19	13
Health Care REIT, Inc.	JPMorgan Chase	0.763%	USD	1,000	1.000%	12/20/19	13
Heidel-Fin, Inc.	JPMorgan Chase	1.514%	EUR	1,000	(5.000%)	12/20/19	(224)
Heineken NV	JPMorgan Chase	0.382%	EUR	1,000	1.000%	06/20/19	37
Heineken NV	JPMorgan Chase	0.382%	EUR	1,000	1.000%	06/20/19	37
Heineken NV	JPMorgan Chase	0.427%	EUR	1,000	1.000%	12/20/19	38
Hess Corp.	JPMorgan Chase	0.777%	USD	1,000	1.000%	06/20/19	11
Hewlett-Packard	JPMorgan Chase	0.765%	USD	2,500	(1.000%)	06/20/19	(29)
Hewlett-Packard	JPMorgan Chase	0.765%	USD	500	(1.000%)	06/20/19	(6)
Hewlett-Packard	JPMorgan Chase	0.765%	USD	1,000	1.000%	06/20/19	12
Hewlett-Packard	JPMorgan Chase	0.889%	USD	3,000	(1.000%)	12/20/19	(20)
Honeywell International, Inc.	JPMorgan Chase	0.176%	USD	1,000	(1.000%)	09/20/19	(41)
Honeywell International, Inc.	JPMorgan Chase	0.185%	USD	3,000	(1.000%)	12/20/19	(126)
Honeywell International, Inc.	JPMorgan Chase	0.185%	USD	2,000	(1.000%)	12/20/19	(84)
Iberdrola SA	JPMorgan Chase	0.696%	EUR	2,000	1.000%	06/20/19	38
Iberdrola SA	JPMorgan Chase	0.740%	EUR	1,000	1.000%	09/20/19	17
IBM Corp.	JPMorgan Chase	0.494%	USD	2,000	1.000%	06/20/19	48
IBM Corp.	JPMorgan Chase	0.494%	USD	1,000	1.000%	06/20/19	24
IBM Corp.	JPMorgan Chase	0.562%	USD	1,000	1.000%	12/20/19	23
Imperial Tobacco Group PLC	JPMorgan Chase	0.697%	EUR	1,000	1.000%	06/20/19	19
Imperial Tobacco Group PLC	JPMorgan Chase	0.735%	EUR	1,000	1.000%	09/20/19	17
Imperial Tobacco Group PLC	JPMorgan Chase	0.735%	EUR	1,000	1.000%	09/20/19	17
Ingersoll-Rand Co.	JPMorgan Chase	0.470%	USD	1,000	1.000%	12/20/19	27
International Paper Co.	JPMorgan Chase	0.747%	USD	1,000	(1.000%)	12/20/19	(14)
ITV PLC	JPMorgan Chase	0.858%	USD	1,500	1.000%	03/20/19	11
ITV PLC	JPMorgan Chase	1.176%	EUR	1,500	(5.000%)	12/20/18	(302)
ITV PLC	JPMorgan Chase	1.367%	EUR	1,000	5.000%	09/20/19	223
ITV PLC	JPMorgan Chase	1.367%	EUR	500	5.000%	09/20/19	112
ITV PLC	JPMorgan Chase	1.367%	EUR	1,000	5.000%	09/20/19	223
Johnson & Johnson	JPMorgan Chase	0.456%	EUR	1,000	(1.000%)	12/20/18	(30)
Johnson Controls, Inc.	JPMorgan Chase	0.496%	USD	2,000	(1.000%)	06/20/19	(48)
Johnson Controls, Inc.	JPMorgan Chase	0.561%	USD	3,000	(1.000%)	12/20/19	(69)
Kellogg Co.	JPMorgan Chase	0.719%	USD	2,000	1.000%	12/20/19	30
Kering SA	JPMorgan Chase	0.667%	EUR	500	1.000%	09/20/19	11
Kering SA	JPMorgan Chase	0.667%	EUR	1,500	1.000%	09/20/19	32
Kering SA	JPMorgan Chase	0.667%	EUR	1,000	1.000%	09/20/19	22
Kinder Morgan Energy Partners LP	JPMorgan Chase	0.778%	USD	3,000	1.000%	06/20/19	33
Kinder Morgan Energy Partners LP	JPMorgan Chase	0.778%	USD	1,000	(1.000%)	06/20/19	(11)
Kinder Morgan Energy Partners LP	JPMorgan Chase	0.990%	USD	2,000	(1.000%)	12/20/18	(3)
Kinder Morgan Energy Partners LP	JPMorgan Chase	0.990%	USD	2,000	1.000%	12/20/18	3

		See accompanying notes which are an integral part of the financial statements.
					Russell Multi-Strategy Alternative Fund 645

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Kinder Morgan Energy Partners LP	JPMorgan Chase	1.275%	USD	2,000	1.000%	12/20/19	(24)
Kingfisher PLC	JPMorgan Chase	0.623%	EUR	1,000	(1.000%)	03/20/19	(22)
Kingfisher PLC	JPMorgan Chase	0.728%	EUR	3,000	(1.000%)	12/20/19	(56)
Koninklijke Ahold NV	JPMorgan Chase	0.412%	USD	1,000	(1.000%)	03/20/19	(26)
Koninklijke Ahold NV	JPMorgan Chase	0.512%	EUR	5,000	(1.000%)	12/20/19	(163)
Koninklijke Ahold NV	JPMorgan Chase	0.687%	EUR	2,000	1.000%	06/20/19	39
Koninklijke Ahold NV	JPMorgan Chase	0.727%	EUR	1,000	1.000%	09/20/19	18
Koninklijke DSM NV	JPMorgan Chase	0.521%	EUR	1,000	1.000%	06/20/19	29
Kroger Co.	JPMorgan Chase	0.468%	USD	1,000	(1.000%)	09/20/19	(26)
Kroger Co.	JPMorgan Chase	0.468%	USD	1,000	(1.000%)	09/20/19	(26)
Ladbrokes PLC	JPMorgan Chase	2.969%	EUR	1,000	1.000%	09/20/19	(110)
Ladbrokes PLC	JPMorgan Chase	3.084%	EUR	500	1.000%	12/20/19	(61)
Lanxess AG	JPMorgan Chase	1.060%	EUR	1,000	1.000%	09/20/19	(2)
Lanxess AG	JPMorgan Chase	1.108%	EUR	1,000	1.000%	12/20/19	(5)
Lennar Corp.	JPMorgan Chase	1.704%	USD	1,000	5.000%	06/20/19	150
Lennar Corp.	JPMorgan Chase	1.704%	USD	2,000	(5.000%)	06/20/19	(300)
Lennar Corp.	JPMorgan Chase	1.704%	USD	1,000	5.000%	06/20/19	150
Lennar Corp.	JPMorgan Chase	1.801%	USD	1,000	5.000%	09/20/19	152
Lennar Corp.	JPMorgan Chase	1.906%	USD	2,000	5.000%	12/20/19	307
Lockheed Martin Corp.	JPMorgan Chase	0.197%	USD	1,000	(1.000%)	09/20/19	(40)
Lockheed Martin Corp.	JPMorgan Chase	0.210%	USD	2,000	(1.000%)	12/20/19	(82)
Lockheed Martin Corp.	JPMorgan Chase	0.210%	USD	1,500	(1.000%)	12/20/19	(61)
Louisiana-Pacific Corp.	JPMorgan Chase	2.160%	USD	1,000	(5.000%)	06/20/19	(129)
Louisiana-Pacific Corp.	JPMorgan Chase	2.449%	USD	1,000	5.000%	06/20/19	126
Louisiana-Pacific Corp.	JPMorgan Chase	2.449%	USD	3,000	(5.000%)	12/20/19	(378)
Louisiana-Pacific Corp.	JPMorgan Chase	2.449%	USD	3,000	5.000%	12/20/19	377
Lowe's Companies, Inc.	JPMorgan Chase	0.217%	USD	1,000	1.000%	03/20/19	35
Lowe's Companies, Inc.	JPMorgan Chase	0.235%	USD	1,000	(1.000%)	06/20/19	(36)
Lowe's Companies, Inc.	JPMorgan Chase	0.265%	USD	1,000	(1.000%)	12/20/19	(38)
Lowe's Companies, Inc.	JPMorgan Chase	0.265%	USD	3,000	(1.000%)	12/20/19	(114)
LVMH Moët Hennessy - Louis Vuitton	JPMorgan Chase	0.343%	EUR	1,000	1.000%	06/20/19	40
LVMH Moët Hennessy - Louis Vuitton	JPMorgan Chase	0.388%	EUR	1,000	1.000%	12/20/19	41
LVMH Moët Hennessy - Louis Vuitton	JPMorgan Chase	0.388%	EUR	1,500	1.000%	12/20/19	61
M.D.C. Holdings, Inc.	JPMorgan Chase	1.503%	USD	1,000	(1.000%)	06/20/19	21
M.D.C. Holdings, Inc.	JPMorgan Chase	1.705%	USD	2,000	(1.000%)	12/20/19	66
M.D.C. Holdings, Inc.	JPMorgan Chase	1.705%	USD	1,500	(1.000%)	12/20/19	49
Marks and Spencer PLC	JPMorgan Chase	1.178%	EUR	2,000	1.000%	09/20/19	(19)
Marks and Spencer PLC	JPMorgan Chase	1.236%	EUR	2,000	(1.000%)	09/20/19	27
Marriott International, Inc.	JPMorgan Chase	0.440%	USD	1,000	1.000%	09/20/19	28
Marriott International, Inc.	JPMorgan Chase	0.468%	USD	1,500	1.000%	12/20/19	41
Marsh & McLennan	JPMorgan Chase	0.256%	USD	2,000	(1.000%)	12/20/19	(77)
Masco Corp.	JPMorgan Chase	1.287%	USD	1,000	(5.000%)	06/20/19	(170)
Masco Corp.	JPMorgan Chase	1.381%	USD	1,000	(5.000%)	09/20/19	(174)
Masco Corp.	JPMorgan Chase	1.467%	USD	4,000	(5.000%)	12/20/19	(709)
Mattel, Inc.	JPMorgan Chase	0.849%	USD	3,500	1.000%	12/20/19	30
McKesson Corp.	JPMorgan Chase	0.222%	USD	2,000	(1.000%)	06/20/19	(73)
McKesson Corp.	JPMorgan Chase	0.255%	USD	4,000	(1.000%)	12/20/19	(154)
MeadWestvaco Corp.	JPMorgan Chase	0.217%	USD	2,000	(1.000%)	03/20/19	(70)
MeadWestvaco Corp.	JPMorgan Chase	0.769%	USD	1,000	1.000%	06/20/19	11
MeadWestvaco Corp.	JPMorgan Chase	0.769%	USD	1,000	1.000%	06/20/19	11
MeadWestvaco Corp.	JPMorgan Chase	0.769%	USD	1,000	1.000%	06/20/19	11
MeadWestvaco Corp.	JPMorgan Chase	0.769%	USD	1,000	1.000%	06/20/19	11
Metro AG	JPMorgan Chase	1.071%	EUR	1,000	(1.000%)	06/20/19	3
Metro AG	JPMorgan Chase	1.179%	EUR	1,000	(1.000%)	12/20/19	10
Metro AG	JPMorgan Chase	1.179%	EUR	3,000	(1.000%)	12/20/19	29
MGM Studios	JPMorgan Chase	2.711%	USD	1,000	5.000%	09/20/19	108

See accompanying notes which are an integral part of the financial statements.
646 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
MGM Studios	JPMorgan Chase	2.833%	USD	1,500	5.000%	12/20/19	159
MGM Studios	JPMorgan Chase	2.833%	USD	500	5.000%	12/20/19	53
MGM Studios	JPMorgan Chase	2.833%	USD	500	5.000%	12/20/19	53
Mondelez International, Inc.	JPMorgan Chase	0.378%	USD	1,000	1.000%	06/20/19	29
Mondelez International, Inc.	JPMorgan Chase	0.432%	USD	1,000	(1.000%)	06/20/19	(29)
Motorola Solutions, Inc.	JPMorgan Chase	0.958%	USD	4,000	1.000%	12/20/19	13
Nabors Industries, Inc.	JPMorgan Chase	1.414%	USD	1,000	(1.000%)	12/20/19	19
Nabors Industries, Inc.	JPMorgan Chase	1.414%	USD	2,000	(1.000%)	12/20/19	38
Nabors Industries, Inc.	JPMorgan Chase	1.414%	USD	1,000	(1.000%)	12/20/19	19
National Grid PLC	JPMorgan Chase	0.438%	EUR	1,000	1.000%	06/20/19	34
National Grid PLC	JPMorgan Chase	0.467%	EUR	1,000	1.000%	09/20/19	34
New York Times Co.	JPMorgan Chase	1.553%	USD	1,000	(1.000%)	09/20/19	25
New York Times Co.	JPMorgan Chase	1.648%	USD	2,000	(1.000%)	12/20/19	60
Newell Rubbermaid, Inc.	JPMorgan Chase	0.495%	USD	1,000	1.000%	03/20/19	23
Newell Rubbermaid, Inc.	JPMorgan Chase	0.536%	USD	1,000	1.000%	06/20/19	22
Newell Rubbermaid, Inc.	JPMorgan Chase	0.536%	USD	1,000	1.000%	06/20/19	22
Newell Rubbermaid, Inc.	JPMorgan Chase	0.574%	USD	1,000	1.000%	09/20/19	21
News America, Inc.	JPMorgan Chase	0.410%	USD	1,000	(1.000%)	09/20/19	(29)
News America, Inc.	JPMorgan Chase	0.410%	USD	1,000	(1.000%)	09/20/19	(29)
News America, Inc.	JPMorgan Chase	0.433%	USD	1,000	(1.000%)	12/20/19	(29)
News America, Inc.	JPMorgan Chase	0.433%	USD	2,000	(1.000%)	12/20/19	(59)
Next PLC	JPMorgan Chase	0.593%	EUR	1,000	1.000%	09/20/19	26
Next PLC	JPMorgan Chase	0.593%	EUR	500	1.000%	09/20/19	13
Next PLC	JPMorgan Chase	0.593%	EUR	1,000	1.000%	09/20/19	26
Nokia OYJ	JPMorgan Chase	1.504%	EUR	1,000	5.000%	12/20/19	224
Nokia OYJ	JPMorgan Chase	1.504%	EUR	1,000	(5.000%)	12/20/19	(224)
Norfolk Southern Corp.	JPMorgan Chase	0.190%	USD	1,000	(1.000%)	09/20/19	(40)
Norfolk Southern Corp.	JPMorgan Chase	0.190%	USD	1,000	(1.000%)	09/20/19	(40)
Norfolk Southern Corp.	JPMorgan Chase	0.202%	USD	3,000	(1.000%)	12/20/19	(123)
Norfolk Southern Corp.	JPMorgan Chase	0.202%	USD	1,000	(1.000%)	12/20/19	(41)
Northrop Grumman Corp.	JPMorgan Chase	0.279%	USD	3,000	(1.000%)	12/20/19	(111)
Northrop Grumman Corp.	JPMorgan Chase	0.279%	USD	1,000	(1.000%)	12/20/19	(37)
Northrop Grumman Corp.	JPMorgan Chase	0.292%	USD	1,000	(1.000%)	09/20/19	(35)
Northrop Grumman Corp.	JPMorgan Chase	0.292%	USD	1,000	(1.000%)	09/20/19	(35)
NRG Energy, Inc.	JPMorgan Chase	2.531%	USD	1,000	5.000%	06/20/19	112
NRG Energy, Inc.	JPMorgan Chase	2.691%	USD	500	5.000%	09/20/19	55
NRG Energy, Inc.	JPMorgan Chase	2.838%	USD	1,000	5.000%	12/20/19	107
NRG Energy, Inc.	JPMorgan Chase	2.838%	USD	1,000	5.000%	12/20/19	107
Nucor Corp.	JPMorgan Chase	0.562%	USD	1,000	(1.000%)	12/20/19	(23)
NXP BV	JPMorgan Chase	1.953%	EUR	1,000	5.000%	09/20/19	185
NXP BV	JPMorgan Chase	2.046%	EUR	1,000	5.000%	12/20/19	187
Occidental Petroleum Corp.	JPMorgan Chase	0.638%	USD	2,000	1.000%	03/20/19	33
Omnicom Group, Inc.	JPMorgan Chase	0.352%	USD	1,000	1.000%	06/20/19	30
Omnicom Group, Inc.	JPMorgan Chase	0.352%	USD	3,000	(1.000%)	06/20/19	(91)
Omnicom Group, Inc.	JPMorgan Chase	0.397%	USD	3,000	(1.000%)	12/20/19	(94)
Oneok, Inc.	JPMorgan Chase	0.970%	USD	500	1.000%	06/20/19	1
Oneok, Inc.	JPMorgan Chase	0.970%	USD	1,000	1.000%	06/20/19	2
Pearson PLC	JPMorgan Chase	1.176%	EUR	1,500	5.000%	12/20/18	302
Pepsico, Inc.	JPMorgan Chase	0.377%	USD	1,000	1.000%	09/20/19	31
Pepsico, Inc.	JPMorgan Chase	0.400%	USD	1,000	1.000%	12/20/19	31
Pernod Ricard	JPMorgan Chase	0.610%	EUR	2,000	1.000%	06/20/19	48
Pernod Ricard	JPMorgan Chase	0.682%	EUR	1,000	1.000%	12/20/19	22
Pfizer, Inc.	JPMorgan Chase	0.214%	USD	1,000	(1.000%)	09/20/19	(39)
Pfizer, Inc.	JPMorgan Chase	0.227%	USD	3,000	(1.000%)	12/20/19	(120)
Pfizer, Inc.	JPMorgan Chase	0.227%	USD	2,000	(1.000%)	12/20/19	(80)
Pioneer Natural Resources Co.	JPMorgan Chase	0.426%	EUR	1,000	(1.000%)	03/20/19	(33)

		See accompanying notes which are an integral part of the financial statements.
					Russell Multi-Strategy Alternative Fund 647

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Pioneer Natural Resources Co.	JPMorgan Chase	0.811%	USD	1,000	1.000%	12/20/19	10
PolyOne Corp.	JPMorgan Chase	1.715%	USD	1,000	5.000%	06/20/19	150
PolyOne Corp.	JPMorgan Chase	1.848%	USD	1,000	5.000%	09/20/19	151
PolyOne Corp.	JPMorgan Chase	1.970%	USD	1,000	5.000%	12/20/19	151
PostNL NV	JPMorgan Chase	1.088%	EUR	1,000	(1.000%)	06/20/19	4
PostNL NV	JPMorgan Chase	1.182%	EUR	3,000	(1.000%)	12/20/19	30
Potash Corp. of Saskatchewan, Inc.	JPMorgan Chase	0.501%	USD	1,000	1.000%	06/20/19	24
Publicis Groupe	JPMorgan Chase	0.495%	EUR	1,000	(1.000%)	09/20/19	(32)
PulteGroup, Inc.	JPMorgan Chase	1.541%	USD	500	5.000%	06/20/19	79
PulteGroup, Inc.	JPMorgan Chase	1.541%	USD	1,000	5.000%	06/20/19	158
PulteGroup, Inc.	JPMorgan Chase	1.640%	USD	500	5.000%	09/20/19	80
PulteGroup, Inc.	JPMorgan Chase	1.740%	USD	500	5.000%	12/20/19	81
Quest Diagnostics, Inc.	JPMorgan Chase	0.937%	USD	1,500	1.000%	06/20/19	6
Quest Diagnostics, Inc.	JPMorgan Chase	1.008%	USD	500	1.000%	09/20/19	—
R.R. Donnelley & Sons Co.	JPMorgan Chase	2.565%	USD	1,000	(5.000%)	12/20/19	(121)
R.R. Donnelley & Sons Co.	JPMorgan Chase	2.565%	USD	1,000	(5.000%)	12/20/19	(121)
R.R. Donnelley & Sons Co.	JPMorgan Chase	2.565%	USD	2,000	5.000%	12/20/19	242
R.R. Donnelley & Sons Co.	JPMorgan Chase	2.565%	USD	2,000	(5.000%)	12/20/19	(242)
Raytheon Co.	JPMorgan Chase	0.194%	USD	2,000	(1.000%)	09/20/19	(79)
Raytheon Co.	JPMorgan Chase	0.206%	USD	3,000	(1.000%)	12/20/19	(123)
Republic Services, Inc.	JPMorgan Chase	0.468%	USD	1,500	1.000%	12/20/19	41
Rexel USA	JPMorgan Chase	2.810%	EUR	500	5.000%	12/20/19	69
Reynolds American, Inc.	JPMorgan Chase	0.624%	USD	1,000	(1.000%)	06/20/19	(18)
Reynolds American, Inc.	JPMorgan Chase	0.624%	USD	2,000	1.000%	06/20/19	36
Reynolds American, Inc.	JPMorgan Chase	0.624%	USD	2,000	1.000%	06/20/19	36
Reynolds American, Inc.	JPMorgan Chase	0.674%	USD	500	1.000%	09/20/19	8
Rite Aid Corp.	JPMorgan Chase	3.497%	USD	1,000	(5.000%)	12/20/19	(75)
Rolls-Royce PLC	JPMorgan Chase	0.519%	EUR	1,000	(1.000%)	06/20/19	(29)
Rolls-Royce PLC	JPMorgan Chase	0.519%	EUR	1,000	(1.000%)	06/20/19	(29)
Rolls-Royce PLC	JPMorgan Chase	0.519%	EUR	500	1.000%	06/20/19	15
Rolls-Royce PLC	JPMorgan Chase	0.577%	EUR	1,500	(1.000%)	12/20/19	(43)
Rolls-Royce PLC	JPMorgan Chase	0.577%	EUR	2,000	(1.000%)	12/20/19	(57)
Royal Caribbean Cruises, Ltd.	JPMorgan Chase	1.509%	USD	1,000	5.000%	06/20/19	160
Royal Caribbean Cruises, Ltd.	JPMorgan Chase	1.609%	USD	500	5.000%	09/20/19	81
Royal Caribbean Cruises, Ltd.	JPMorgan Chase	1.609%	USD	2,000	5.000%	09/20/19	325
Royal Dutch Shell PLC	JPMorgan Chase	0.412%	EUR	1,000	1.000%	12/20/19	39
Royal Dutch Shell PLC	JPMorgan Chase	0.412%	EUR	1,000	1.000%	12/20/19	39
RWE AG	JPMorgan Chase	0.698%	EUR	3,000	(1.000%)	12/20/19	(62)
SABMillier PLC	JPMorgan Chase	0.429%	EUR	2,000	1.000%	06/20/19	69
SABMillier PLC	JPMorgan Chase	0.455%	EUR	500	1.000%	09/20/19	17
Safeway, Ltd.	JPMorgan Chase	1.529%	EUR	1,000	(1.000%)	06/20/19	28
Safeway, Ltd.	JPMorgan Chase	1.671%	EUR	3,000	(1.000%)	12/20/19	120
Sanofi-Aventis SA	JPMorgan Chase	0.391%	EUR	1,000	1.000%	12/20/19	40
Sanofi-Aventis SA	JPMorgan Chase	0.391%	EUR	1,000	1.000%	12/20/19	40
SBC Communications, Inc.	JPMorgan Chase	0.468%	USD	3,000	1.000%	09/20/19	79
SBC Communications, Inc.	JPMorgan Chase	0.468%	USD	1,000	1.000%	09/20/19	26
Schneider Electric SA	JPMorgan Chase	0.350%	EUR	1,000	(1.000%)	03/20/19	(37)
Sealed Air	JPMorgan Chase	1.779%	USD	500	(1.000%)	09/20/19	17
Sealed Air	JPMorgan Chase	1.779%	USD	1,000	(1.000%)	09/20/19	35
Sempra Energy	JPMorgan Chase	0.358%	USD	1,000	(1.000%)	09/20/19	(32)
SES	JPMorgan Chase	0.526%	EUR	1,000	1.000%	03/20/19	27
SES	JPMorgan Chase	0.562%	EUR	1,000	1.000%	06/20/19	27
Simon Property Group LP	JPMorgan Chase	0.443%	USD	2,000	(1.000%)	12/20/19	(58)
Simon Property Group LP	JPMorgan Chase	0.443%	USD	1,000	(1.000%)	12/20/19	(29)
Simon Property Group LP	JPMorgan Chase	0.443%	USD	1,000	(1.000%)	12/20/19	(29)
Sodexo	JPMorgan Chase	0.463%	EUR	1,000	1.000%	06/20/19	32

See accompanying notes which are an integral part of the financial statements.
648 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Sodexo	JPMorgan Chase	0.463%	EUR	1,000	1.000%	06/20/19	32
Sodexo	JPMorgan Chase	0.509%	EUR	1,000	1.000%	12/20/19	33
Solvay	JPMorgan Chase	0.559%	EUR	1,000	(1.000%)	09/20/19	(28)
Solvay	JPMorgan Chase	0.559%	EUR	1,000	1.000%	09/20/19	28
Solvay	JPMorgan Chase	0.559%	EUR	1,000	1.000%	09/20/19	28
Spectra Energy Capital LLC	JPMorgan Chase	0.667%	USD	1,000	1.000%	03/20/19	15
Spectra Energy Capital LLC	JPMorgan Chase	0.727%	USD	1,000	1.000%	06/20/19	13
Spectra Energy Capital LLC	JPMorgan Chase	0.727%	USD	1,000	1.000%	06/20/19	13
Sprint Nextel Corp.	JPMorgan Chase	3.374%	USD	1,000	(5.000%)	12/20/19	(80)
Sprint Nextel Corp.	JPMorgan Chase	3.374%	USD	500	(5.000%)	12/20/19	(40)
Sprint Nextel Corp.	JPMorgan Chase	3.374%	USD	1,000	(5.000%)	12/20/19	(80)
Stanley Black & Decker, Inc.	JPMorgan Chase	0.598%	USD	1,000	1.000%	06/20/19	19
Staples, Inc.	JPMorgan Chase	1.785%	USD	1,000	1.000%	09/20/19	(35)
Staples, Inc.	JPMorgan Chase	1.900%	USD	1,000	1.000%	12/20/19	(42)
Staples, Inc.	JPMorgan Chase	1.900%	USD	1,000	1.000%	12/20/19	(42)
Starwood Hotels & Resorts Worldwide, Inc.	JPMorgan Chase	0.505%	USD	1,000	(1.000%)	03/20/19	(22)
Starwood Hotels & Resorts Worldwide, Inc.	JPMorgan Chase	0.555%	USD	1,000	1.000%	06/20/19	21
Starwood Hotels & Resorts Worldwide, Inc.	JPMorgan Chase	0.555%	USD	1,000	1.000%	06/20/19	21
Starwood Hotels & Resorts Worldwide, Inc.	JPMorgan Chase	0.600%	USD	1,000	(1.000%)	09/20/19	(20)
Starwood Hotels & Resorts Worldwide, Inc.	JPMorgan Chase	0.600%	USD	1,000	1.000%	09/20/19	20
Stora Enso	JPMorgan Chase	1.826%	EUR	1,000	(5.000%)	09/20/19	(194)
Stora Enso	JPMorgan Chase	1.911%	EUR	500	(5.000%)	12/20/19	(99)
Stora Enso	JPMorgan Chase	1.911%	EUR	1,500	(5.000%)	12/20/19	(295)
Suedzucker Mannheim Ochsenfurt AG	JPMorgan Chase	1.232%	EUR	1,000	(1.000%)	09/20/19	12
Suedzucker Mannheim Ochsenfurt AG	JPMorgan Chase	1.291%	EUR	1,000	(1.000%)	12/20/19	17
Suedzucker Mannheim Ochsenfurt AG	JPMorgan Chase	1.291%	EUR	2,000	(1.000%)	12/20/19	34
Swedish Match AB	JPMorgan Chase	0.526%	EUR	1,000	1.000%	06/20/19	29
Syngenta AG	JPMorgan Chase	0.359%	EUR	1,000	(1.000%)	12/20/19	(43)
Target Corp.	JPMorgan Chase	0.452%	USD	1,000	(1.000%)	12/20/19	(28)
Target Corp.	JPMorgan Chase	0.452%	USD	1,000	(1.000%)	12/20/19	(28)
Telefonaktiebolaget LM Ericsson	JPMorgan Chase	0.530%	EUR	1,000	(1.000%)	12/20/19	(31)
Telenor ASA	JPMorgan Chase	0.343%	EUR	1,000	(1.000%)	03/20/19	(37)
Telenor ASA	JPMorgan Chase	0.402%	EUR	2,000	(1.000%)	12/20/19	(79)
Telenor ASA	JPMorgan Chase	0.402%	EUR	1,000	(1.000%)	12/20/19	(40)
Telstra Corp., Ltd.	JPMorgan Chase	0.457%	USD	1,000	1.000%	12/20/19	28
Telstra Corp., Ltd.	JPMorgan Chase	0.457%	USD	1,000	1.000%	12/20/19	28
Tenet Healthcare Corp.	JPMorgan Chase	2.245%	USD	500	(5.000%)	03/20/19	(59)
Tenet Healthcare Corp.	JPMorgan Chase	2.250%	USD	500	5.000%	03/20/19	60
Tenet Healthcare Corp.	JPMorgan Chase	2.433%	USD	500	(5.000%)	06/20/19	(58)
Tenet Healthcare Corp.	JPMorgan Chase	2.766%	USD	2,000	(5.000%)	12/20/19	(221)
Tenet Healthcare Corp.	JPMorgan Chase	2.766%	USD	2,000	(5.000%)	12/20/19	(221)
Tesco PLC	JPMorgan Chase	1.412%	EUR	1,000	1.000%	06/20/19	(22)
Tesco PLC	JPMorgan Chase	1.412%	EUR	1,000	(1.000%)	06/20/19	22
Tesco PLC	JPMorgan Chase	1.475%	EUR	500	(1.000%)	09/20/19	13
Tesco PLC	JPMorgan Chase	1.475%	EUR	500	1.000%	09/20/19	(13)
Tesco PLC	JPMorgan Chase	1.530%	EUR	3,000	(1.000%)	12/20/19	94
Tesco PLC	JPMorgan Chase	1.530%	EUR	1,000	(1.000%)	12/20/19	31
Tesoro Corp.	JPMorgan Chase	1.853%	USD	1,000	(5.000%)	09/20/19	(150)
Tesoro Corp.	JPMorgan Chase	1.967%	USD	3,000	(5.000%)	12/20/19	(453)
The AES Corp.	JPMorgan Chase	1.896%	USD	1,000	5.000%	06/20/19	141
The AES Corp.	JPMorgan Chase	1.896%	USD	1,000	5.000%	06/20/19	141
The AES Corp.	JPMorgan Chase	2.111%	USD	1,000	5.000%	12/20/19	143
The AES Corp.	JPMorgan Chase	2.111%	USD	1,000	5.000%	12/20/19	143
The Boeing Co.	JPMorgan Chase	0.271%	USD	2,000	(1.000%)	12/20/19	(75)
The Boeing Co.	JPMorgan Chase	0.271%	USD	3,000	(1.000%)	12/20/19	(113)
The Dow Chemical Co.	JPMorgan Chase	0.735%	USD	1,000	(1.000%)	12/20/19	(14)

		See accompanying notes which are an integral part of the financial statements.
					Russell Multi-Strategy Alternative Fund 649

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
The Gap, Inc.	JPMorgan Chase	1.025%	USD	1,000	(1.000%)	09/20/19	—
The Gap, Inc.	JPMorgan Chase	1.025%	USD	2,000	1.000%	09/20/19	—
The Gap, Inc.	JPMorgan Chase	1.025%	USD	1,000	(1.000%)	09/20/19	—
The Gap, Inc.	JPMorgan Chase	1.092%	USD	3,000	(1.000%)	12/20/19	10
The Goodyear Tire Co.	JPMorgan Chase	2.765%	USD	1,000	(5.000%)	09/20/19	(106)
The Goodyear Tire Co.	JPMorgan Chase	2.932%	USD	2,000	(5.000%)	12/20/19	(205)
The Hillshire Brands Co.	JPMorgan Chase	0.568%	EUR	1,500	1.000%	12/20/18	36
The McClatchy Co.	JPMorgan Chase	5.172%	USD	500	(5.000%)	06/20/19	1
The McClatchy Co.	JPMorgan Chase	5.598%	USD	1,000	(5.000%)	12/20/19	21
The Sherwin-Williams Co.	JPMorgan Chase	0.270%	USD	1,000	(1.000%)	03/20/19	(33)
The Sherwin-Williams Co.	JPMorgan Chase	0.295%	USD	3,000	(1.000%)	06/20/19	(99)
The Sherwin-Williams Co.	JPMorgan Chase	0.295%	USD	3,000	1.000%	06/20/19	99
The Walt Disney Co.	JPMorgan Chase	0.177%	USD	2,000	1.000%	06/20/19	77
The Walt Disney Co.	JPMorgan Chase	0.177%	USD	1,000	(1.000%)	06/20/19	(39)
The Walt Disney Co.	JPMorgan Chase	0.177%	USD	1,000	(1.000%)	06/20/19	(39)
The Walt Disney Co.	JPMorgan Chase	0.203%	USD	2,000	(1.000%)	12/20/19	(82)
The Walt Disney Co.	JPMorgan Chase	0.203%	USD	4,000	(1.000%)	12/20/19	(164)
Time Warner Cable, Inc.	JPMorgan Chase	0.460%	USD	1,000	(1.000%)	09/20/19	(27)
Time Warner Cable, Inc.	JPMorgan Chase	0.490%	USD	1,000	(1.000%)	12/20/19	(26)
Time Warner Cable, Inc.	JPMorgan Chase	0.490%	USD	2,000	(1.000%)	12/20/19	(53)
Time Warner Cable, Inc.	JPMorgan Chase	0.490%	USD	1,000	(1.000%)	12/20/19	(26)
Total SA	JPMorgan Chase	0.411%	EUR	1,000	(1.000%)	09/20/19	(37)
Total SA	JPMorgan Chase	0.432%	EUR	3,000	(1.000%)	12/20/19	(113)
Transocean, Inc.	JPMorgan Chase	3.444%	USD	1,000	1.000%	09/20/19	(106)
Transocean, Inc.	JPMorgan Chase	3.444%	USD	1,000	1.000%	09/20/19	(106)
Transocean, Inc.	JPMorgan Chase	3.444%	USD	1,000	1.000%	09/20/19	(106)
Tyson Foods, Inc.	JPMorgan Chase	0.711%	USD	1,000	(1.000%)	09/20/19	(15)
Tyson Foods, Inc.	JPMorgan Chase	0.754%	USD	4,000	(1.000%)	12/20/19	(53)
United Health Group, Inc.	JPMorgan Chase	0.338%	USD	1,000	(1.000%)	12/20/19	(34)
United Health Group, Inc.	JPMorgan Chase	0.338%	USD	3,000	(1.000%)	12/20/19	(103)
United Health Group, Inc.	JPMorgan Chase	0.338%	USD	1,000	(1.000%)	12/20/19	(34)
United Parcel Service, Inc.	JPMorgan Chase	0.167%	USD	1,000	(1.000%)	09/20/19	(41)
United Rentals, Inc.	JPMorgan Chase	2.142%	USD	1,000	5.000%	12/20/19	142
United Technologies Corp.	JPMorgan Chase	0.219%	USD	1,000	(1.000%)	09/20/19	(38)
United Utilities PLC	JPMorgan Chase	0.828%	EUR	1,000	1.000%	06/20/19	11
United Utilities PLC	JPMorgan Chase	0.828%	EUR	500	1.000%	06/20/19	6
United Utilities PLC	JPMorgan Chase	0.828%	EUR	1,000	1.000%	06/20/19	11
Universal Health Services, Inc.	JPMorgan Chase	1.001%	USD	2,000	1.000%	06/20/19	2
Universal Health Services, Inc.	JPMorgan Chase	1.001%	USD	1,000	(1.000%)	06/20/19	(1)
Universal Health Services, Inc.	JPMorgan Chase	1.001%	USD	1,000	(1.000%)	06/20/19	(1)
Universal Health Services, Inc.	JPMorgan Chase	1.072%	USD	2,000	1.000%	09/20/19	(5)
Universal Health Services, Inc.	JPMorgan Chase	1.136%	USD	500	1.000%	12/20/19	(3)
UPM-Kymmene OYJ	JPMorgan Chase	1.675%	EUR	1,000	(5.000%)	09/20/19	(203)
UPM-Kymmene OYJ	JPMorgan Chase	1.756%	EUR	1,000	(5.000%)	12/20/19	(207)
US Steel Corp.	JPMorgan Chase	2.693%	USD	1,000	(5.000%)	12/20/19	(114)
Valeo	JPMorgan Chase	0.699%	EUR	1,000	(1.000%)	06/20/19	(19)
Valero Energy Corp.	JPMorgan Chase	0.756%	EUR	1,000	(1.000%)	12/20/19	(17)
Valero Energy Corp.	JPMorgan Chase	0.756%	EUR	500	(1.000%)	12/20/19	(8)
Valero Energy Corp.	JPMorgan Chase	0.756%	EUR	2,000	(1.000%)	12/20/19	(34)
Valero Energy Corp.	JPMorgan Chase	0.833%	USD	1,000	(1.000%)	06/20/19	(9)
Valero Energy Corp.	JPMorgan Chase	0.833%	USD	1,000	(1.000%)	06/20/19	(9)
Valero Energy Corp.	JPMorgan Chase	0.961%	USD	3,000	(1.000%)	12/20/19	(9)
Verizon Communications, Inc.	JPMorgan Chase	0.530%	USD	1,000	1.000%	09/20/19	23
Verizon Communications, Inc.	JPMorgan Chase	0.559%	USD	3,000	1.000%	12/20/19	69
Viacom	JPMorgan Chase	0.524%	USD	1,000	(1.000%)	09/20/19	(24)
Viacom	JPMorgan Chase	0.557%	USD	4,000	(1.000%)	12/20/19	(92)

See accompanying notes which are an integral part of the financial statements.
650 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Credit Default Swap Contracts

Amounts in thousands

Corporate Issues
		Implied			Fund (Pays)/
		Credit			Receives	Termination	Fair Value
Reference Entity	Counterparty	Spread	Notional Amount		Fixed Rate	Date	$
Vinci	JPMorgan Chase	0.740%	EUR	1,000	1.000%	09/20/19	17
Vinci	JPMorgan Chase	0.778%	EUR	1,000	1.000%	12/20/19	16
Vivendi SA	JPMorgan Chase	0.561%	USD	2,000	1.000%	12/20/18	38
Vodafone Group PLC	JPMorgan Chase	0.625%	EUR	1,000	(1.000%)	06/20/19	(23)
Vodafone Group PLC	JPMorgan Chase	0.695%	EUR	2,000	(1.000%)	12/20/19	(42)
Vodafone Group PLC	JPMorgan Chase	0.695%	EUR	2,000	(1.000%)	12/20/19	(42)
Vornado Realty LP	JPMorgan Chase	0.647%	USD	3,000	1.000%	06/20/19	51
Vulcan Materials Co.	JPMorgan Chase	1.526%	USD	1,000	5.000%	12/20/19	173
Vulcan Materials Co.	JPMorgan Chase	1.526%	USD	1,000	5.000%	12/20/19	173
Wal-Mart Stores, Inc.	JPMorgan Chase	0.155%	USD	4,000	(1.000%)	12/20/19	(174)
Wal-Mart Stores, Inc.	JPMorgan Chase	0.155%	USD	2,000	(1.000%)	12/20/19	(87)
Waste Management, Inc.	JPMorgan Chase	0.436%	USD	1,000	1.000%	06/20/19	27
Waste Management, Inc.	JPMorgan Chase	0.436%	USD	1,000	1.000%	06/20/19	27
Weatherford International Ltd.	JPMorgan Chase	1.540%	USD	2,000	(1.000%)	12/20/19	50
Weyerhaeuser Co.	JPMorgan Chase	0.502%	USD	1,000	1.000%	06/20/19	24
Weyerhaeuser Co.	JPMorgan Chase	0.502%	USD	500	1.000%	06/20/19	12
Weyerhaeuser Co.	JPMorgan Chase	0.502%	USD	1,500	1.000%	06/20/19	35
Weyerhaeuser Co.	JPMorgan Chase	0.540%	USD	1,000	1.000%	09/20/19	23
Whirlpool Corp.	JPMorgan Chase	0.568%	USD	1,000	(1.000%)	06/20/19	(21)
Whirlpool Corp.	JPMorgan Chase	0.568%	USD	1,500	(1.000%)	06/20/19	(31)
Whirlpool Corp.	JPMorgan Chase	0.568%	USD	500	1.000%	06/20/19	10
Whirlpool Corp.	JPMorgan Chase	0.649%	USD	1,500	(1.000%)	12/20/19	(28)
Whirlpool Corp.	JPMorgan Chase	0.649%	USD	3,000	(1.000%)	12/20/19	(56)
Williams Co., Inc.	JPMorgan Chase	1.035%	USD	1,000	1.000%	03/20/19	—
Williams Co., Inc.	JPMorgan Chase	1.127%	USD	1,000	1.000%	06/20/19	(5)
Williams Co., Inc.	JPMorgan Chase	1.288%	USD	2,000	1.000%	12/20/19	(26)
Windstream Corp.	JPMorgan Chase	2.329%	USD	1,000	(5.000%)	03/20/19	(115)
Wolters Kluwer NV	JPMorgan Chase	0.475%	EUR	1,000	(1.000%)	06/20/19	(32)
Wolters Kluwer NV	JPMorgan Chase	0.475%	EUR	3,000	1.000%	06/20/19	95
Wolters Kluwer NV	JPMorgan Chase	0.507%	EUR	1,000	1.000%	09/20/19	31
WPP GRP PLC	JPMorgan Chase	0.523%	EUR	3,000	(1.000%)	12/20/19	(96)
YUM! Brands, Inc.	JPMorgan Chase	0.448%	USD	1,000	1.000%	06/20/19	26
YUM! Brands, Inc.	JPMorgan Chase	0.448%	USD	2,000	1.000%	06/20/19	52
YUM! Brands, Inc.	JPMorgan Chase	0.479%	USD	500	1.000%	09/20/19	13
Total Fair Value on Open Corporate Issues Premiums Paid (Received) - ($3,982)							(4,660)
Credit Indices
					Fund (Pays)/
					Receives	Termination	Fair Value

Reference Entity	Counterparty		Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	JPMorgan Chase	USD		5,000	(5.000%)	12/20/19	(381)
CDX NA High Yield Index	JPMorgan Chase	USD		12,000	(5.000%)	12/20/19	(894)
iTraxx Europe Index	Credit Suisse		EUR	300	(1.000%)	06/20/19	(8)
Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($1,151)							(1,283)
Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($5,133) (å)							(5,943)

		See accompanying notes which are an integral part of the financial statements.
					Russell Multi-Strategy Alternative Fund 651

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2014

Consolidated Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$1,151	$—	$1,151	0.1
Corporate Bonds and Notes	—	49,205	—	49,205	5.1
International Debt	—	21,351	—	21,351	2.2
Loan Agreements	—	38,569	—	38,569	4.0
Mortgage-Backed Securities	—	8,284	—	8,284	0.9
Municipal Bonds	—	4,240	—	4,240	0.4
Non-US Bonds	—	22,766	—	22,766	2.4
United States Government Treasuries	—	24,649	—	24,649	2.6
Common Stocks
Consumer Discretionary	48,332	—	—	48,332	5.0
Consumer Staples	2,978	—	—	2,978	0.3
Energy	35,433	—	—	35,433	3.7
Financial Services	54,232	—	—	54,232	5.6
Health Care	21,250	—	—	21,250	2.2
Materials and Processing	18,263	—	—	18,263	1.9
Producer Durables	10,749	—	—	10,749	1.1
Technology	37,127	—	195	37,322	3.9
Utilities	13,058	—	—	13,058	1.4
Investments in Other Funds	2,317	—	—	2,317	0.3
Preferred Stocks	2,917	—	—	2,917	0.3
Options Purchased	2,907	2,129	—	5,036	0.5
Warrants & Rights	138	2,486	—	2,624	0.3
Short-Term Investments	—	476,542	—	476,542	49.5
Repurchase Agreements	—	9,477	—	9,477	1.0
Total Investments	249,701	660,849	195	910,745	94.7
Securities Sold Short***
Long-Term Investments	—	(2,646)	—	(2,646)	(0.3)
Common Stock	(29,241)	—	—	(29,241)	(3.0)
Investments in Other Funds	(18,048)	—	—	(18,048)	(1.9)
Other Assets and Liabilities, Net					10.5
					100.0
Other Financial Instruments
Futures Contracts	(731)	—	—	(731)	(0.1)
Options Written	(262)	(3,947)	—	(4,209)	(0.4)
Foreign Currency Exchange Contracts	(6)	9,669	—	9,663	1.0
Index Swap Contracts	—	68	—	68	—*
Interest Rate Swap Contracts	—	1,083	—	1,083	0.1
Credit Default Swap Contracts	—	(5,943)	—	(5,943)	(0.6)
Total Other Financial Instruments**	$(999)	$930	$—	$(69)

* Less than .05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.
*** Refer to Schedule of Investments for detailed sector breakout.

For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial
Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October
31, 2014 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

652 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate Commodity
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$2,167	$—	$1,775	$1,094	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	44,702	—	—
Variation margin on futures contracts***	1,822	—	—	1,130	2,172
Index swap contracts, at fair value	—	—	—	68	—
Interest rate swap contracts, at fair value	—	—	—	2,009	—
Credit default swap contracts, at fair value	—	16,036	—	—	—
Total	$3,989	$16,036	$46,477	$4,301	$2,172

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts***	$3,509	$—	$—	$852	$1,494
Unrealized depreciation on foreign currency exchange contracts	—	—	35,039	—	—
Options written, at fair value	22	—	3,665	522	—
Interest rate swap contracts, at fair value	—	—	—	926	—
Credit default swap contracts, at fair value	—	21,979	—	—	—
Total	$3,531	$21,979	$38,704	$2,300	$1,494
			Foreign
	Equity	Credit	Currency	Interest Rate Commodity
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$(26,788)	$—	$(2,720)	$(2,653)	$(137)
Futures contracts	1,233	—	29	(3,561)	(1,535)
Options written	8,067	—	5,572	1,680	379
Index swap contracts	(34)	—	—	—	—
Interest rate swap contracts	—	—	—	(405)	—
Credit default swap contracts	—	2,836	—	—	—
Currency swap contracts	—	—	(58)	—	—
Foreign currency-related transactions******	—	—	17,521	—	—
Total	$(17,522)	$2,836	$20,344	$(4,939)	$(1,293)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(6,976)	$—	$(1,345)	$1,702	$3
Futures contracts	(3,780)	—	218	564	1,415
Options written	5,106	—	(1,550)	(1,106)	—
Index swap contracts	70	—	—	—	—
Interest rate swap contracts	—	—	—	1,319	—
Credit default swap contracts	—	(1,091)	—	—	—
Foreign currency-related transactions****	—	—	10,253	—	—
Total	$(5,580)	$(1,091)	$7,576	$2,479	$1,418

*	Fair value of purchased options.
**	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
***	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
****	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 653

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments —October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross		Net Amounts
			Amounts		of Assets
		Gross	Offset in the		Presented in
		Amounts of	Statement of		the Statement
		Recognized	Assets and		of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities		Liabilities
Options Purchased Contracts	Investments, at fair value		$5,036	$ —	$ 5,036
Repurchase Agreements	Investments, at fair value		9,477	—	9,477
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts		44,702	—	44,702
Futures Contracts	Variation margin on futures contracts		12,487	—	12,487
Index Swap Contracts	Index swap contracts, at fair value		68	—	68
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value		2,009	—	2,009
Credit Default Swap Contracts	Credit default swap contracts, at fair value		16,036	—	16,036
Total			$89,815	$ —	$ 89,815

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
			Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^		Net Amount

Bank of America	$5,225	$4	$5,221	$—
Barclays	6,821	51	474	6,296
BNP Paribas	965	5	—	960
Citigroup	13,369	4,036	117	9,216
Credit Suisse	7,726	7,591	82	53
Deutsche Bank	228	37	—	191
ED&F Man Capital Markets	1,751	—	—	1,751
Federal Reserve Bank of Boston	1,972	—	—	1,972
Goldman Sachs	5,921	108	3,864	1,949
HSBC	19	3	—	16
Jefferies	340	—	—	340
JPMorgan Chase	35,852	16,050	7,305	12,497
Merrill Lynch	1	—	1	—
Morgan Stanley	1,502	26	—	1,476
Newedge	325	—	—	325
Societe Generale	472	—	—	472
State Street	5,946	521	—	5,425
UBS	1,380	262	548	570
Total	$89,815	$28,694	$17,612	$43,509

See accompanying notes which are an integral part of the financial statements.

654 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Balance Sheet Offsetting of Financial and Derivative Instruments, continued — October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$9,223	$ —	$ 9,223
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	35,039	—	35,039
Options Written Contracts	Options written, at fair value	4,209	—	4,209
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	926	—	926
Credit Default Swap Contracts	Credit default swap contracts, at fair value	21,979	—	21,979
Total		$71,376	$ —	$ 71,376

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount

Bank of America	$4	$ 4	$ —	$ —
Barclays	9,018	51	525	8,442
BNP Paribas	1,716	5	—	1,711
Citigroup	10,476	4,036	2,214	4,226
Credit Suisse	8,144	7,591	553	—
Deutsche Bank	37	37	—	—
ED&F Man Capital Markets	1,452	—	—	1,452
Federal Reserve Bank of Boston	2,120	—	—	2,120
Goldman Sachs	119	108	—	11
HSBC	3	3	—	—
Jefferies	814	—	—	814
JPMorgan Chase	34,541	16,050	18,491	—
Merrill Lynch	531	—	531	—
Morgan Stanley	106	26	80	—
Skandinaviska Enskilda Bank	1,036	—	—	1,036
State Street	997	521	—	476
UBS	262	262	—	—
Total	$71,376	$28,694	$22,394	$20,288

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 655

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$901,759
Investments, at fair value(>)	910,745
Cash	696
Cash (restricted)(a)(b)	32,005
Deposits with brokers for securities sold short	52,904
Foreign currency holdings(^)	15,972
Unrealized appreciation on foreign currency exchange contracts	44,702
Receivables:
Dividends and interest	2,473
Dividends from affiliated Russell funds	25
Investments sold	24,238
Fund shares sold	1,397
Investments matured(<)	405
Variation margin on futures contracts	12,487
Prepaid expenses	1
Index swap contracts, at fair value(∞)	68
Interest rate swap contracts, at fair value(•)	2,009
Credit default swap contracts, at fair value(+)	16,036
Total assets	1,116,163

Liabilities
Payables:
Due to broker (c)(d)(e)	7,993
Deposits owed to brokers for securities sold short	3
Investments purchased	20,914
Fund shares redeemed	2,029
Accrued fees to affiliates	1,387
Other accrued expenses	352
Variation margin on futures contracts	9,223
Dividends for securities sold short	77
Unfunded loan commitment	42
Unrealized depreciation on foreign currency exchange contracts	35,039
Options written, at fair value(x)	4,209
Securities sold short, at fair value(‡)	49,935
Interest rate swap contracts, at fair value(•)	926
Credit default swap contracts, at fair value(+)	21,979
Total liabilities	154,108

Net Assets	$962,055

(†)     The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned         subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

656 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$16,229
Accumulated net realized gain (loss)	(35,686)
Unrealized appreciation (depreciation) on:
Investments	8,986
Futures contracts	(731)
Options written	(1,693)
Index swap contracts	68
Interest rate swap contracts	987
Credit default swap contracts	(810)
Securities sold short	1,601
Investments matured	28
Foreign currency-related transactions	9,035
Shares of beneficial interest	962
Additional paid-in capital	963,079
Net Assets	$962,055
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.97
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.58
Class A — Net assets	$2,849,455
Class A — Shares outstanding ($.01 par value)	285,875
Net asset value per share: Class C(#)	$9.84
Class C — Net assets	$7,781,604
Class C — Shares outstanding ($.01 par value)	791,132
Net asset value per share: Class E(#)	$9.96
Class E — Net assets	$16,195,606
Class E — Shares outstanding ($.01 par value)	1,626,308
Net asset value per share: Class S(#)	$9.99
Class S — Net assets	$634,610,356
Class S — Shares outstanding ($.01 par value)	63,517,798
Net asset value per share: Class Y(#)	$10.02
Class Y — Net assets	$300,617,837
Class Y — Shares outstanding ($.01 par value)	30,002,100
Amounts in thousands
(^) Foreign currency holdings - cost	$16,224
(x) Premiums received on options written	$2,516
(+) Credit default swap contracts - premiums paid (received)	$(5,133)
(•) Interest rate swap contracts - premiums paid (received)	$96
(<) Investments matured - cost	$733
(‡) Proceeds on securities sold short	$51,536
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$290,554
(∞) Index swap contracts - premiums paid (received)	$—
(a) Cash Collateral for Futures	$7,760
(b) Cash Collateral for Swaps	$24,245
(c) Due to Broker for Futures	$3,078
(d) Due to Broker for Swaps	$738
(e) Due to Broker for Options	$4,177

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†)	The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 657

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$7,270
Dividends from affiliated Russell funds	291
Interest	10,430
Total investment income	17,991

Expenses
Advisory fees	15,088
Administrative fees	480
Custodian fees	1,114
Distribution fees - Class A	8
Distribution fees - Class C	64
Transfer agent fees - Class A	6
Transfer agent fees - Class C	17
Transfer agent fees - Class E	34
Transfer agent fees - Class S	1,255
Transfer agent fees - Class Y	14
Professional fees	188
Registration fees	57
Shareholder servicing fees - Class C	21
Shareholder servicing fees - Class E	42
Trustees’ fees	22
Printing fees	146
Dividends from securities sold short	124
Interest expense paid on securities sold short	676
Miscellaneous	120
Expenses before reductions	19,476
Expense reductions	(516)
Net expenses	18,960
Net investment income (loss)	(969)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(22,774)
Futures contracts	(3,834)
Options written	15,698
Index swap contracts	(34)
Interest rate swap contracts	(405)
Credit default swap contracts	2,836
Currency swap contracts	(58)
Securities sold short	(553)
Foreign currency-related transactions	13,805
Net realized gain (loss)	4,681
Net change in unrealized appreciation (depreciation) on:
Investments	(25,353)
Futures contracts	(1,583)
Options written	2,450
Index swap contracts	70
Interest rate swap contracts	1,319
Credit default swap contracts	(1,091)
Securities sold short	1,784
Investment matured	(14)
Foreign currency-related transactions	9,811

See accompanying notes which are an integral part of the financial statements.
658 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2014

Amounts in thousands
Net change in unrealized appreciation (depreciation)	(12,607)
Net realized and unrealized gain (loss)	(7,926)
Net Increase (Decrease) in Net Assets from Operations	$(8,895)

(†) The Statement of Operations is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 659

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(969)	$(2,695)
Net realized gain (loss)	4,681	(11,857)
Net change in unrealized appreciation (depreciation)	(12,607)	31,213
Net increase (decrease) in net assets from operations	(8,895)	16,661

Distributions
From net investment income
Class A	(8)	—
Class C	(—)**	—
Class E	(58)	—
Class S	(3,305)	—
Class Y	(2,375)	—
From net realized gain
Class A	(12)	—
Class C	(38)	—
Class E	(76)	—
Class S	(2,568)	—
Class Y	(1,412)	—
Net decrease in net assets from distributions	(9,852)	—

Share Transactions*
Net increase (decrease) in net assets from share transactions	67,260	161,509
Total Net Increase (Decrease) in Net Assets	48,513	178,170

Net Assets
Beginning of period	913,542	735,372
End of period	$962,055	$913,542
Undistributed (overdistributed) net investment income included in net assets	$16,229	$2,978

**	Less than $500.
(†)	The Statements of Changes in Net Assets is consolidated and includes the balances of Russell Cayman Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

660 Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	142	$1,445	378	$3,840
Proceeds from reinvestment of distributions	2	20	—	—
Payments for shares redeemed	(148)	(1,503)	(116)	(1,174)
Net increase (decrease)	(4)	(38)	262	2,666
Class C
Proceeds from shares sold	554	5,626	565	5,728
Proceeds from reinvestment of distributions	4	38	—	—
Payments for shares redeemed	(403)	(4,053)	(81)	(822)
Net increase (decrease)	155	1,611	484	4,906
Class E
Proceeds from shares sold	341	3,458	538	5,475
Proceeds from reinvestment of distributions	13	133	—	—
Payments for shares redeemed	(397)	(4,019)	(216)	(2,197)
Net increase (decrease)	(43)	(428)	322	3,278
Class S
Proceeds from shares sold	21,148	215,387	23,582	240,463
Proceeds from reinvestment of distributions	569	5,844	—	—
Payments for shares redeemed	(13,843)	(140,361)	(8,486)	(86,477)
Net increase (decrease)	7,874	80,870	15,096	153,986
Class Y
Proceeds from shares sold	836	8,524	1,706	17,397
Proceeds from reinvestment of distributions	369	3,788	—	—
Payments for shares redeemed	(2,658)	(27,067)	(2,039)	(20,724)
Net increase (decrease)	(1,453)	(14,755)	(333)	(3,327)
Total increase (decrease)	6,529	$67,260	15,831	$161,509

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 661

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	10.15	(.04)	(.06)	(.10)	(.03)	(.05)
October 31, 2013	9.95	(.06)	.26	.20	—	—
October 31, 2012(5)	10.00	(.01)	(.04)	(.05)	—	—

Class C
October 31, 2014	10.07	(.11)	(.07)	(.18)	—(f)	(.05)
October 31, 2013	9.94	(.13)	.26	.13	—	—
October 31, 2012(5)	10.00	(.03)	(.03)	(.06)	—	—

Class E
October 31, 2014	10.15	(.04)	(.07)	(.11)	(.03)	(.05)
October 31, 2013	9.95	(.06)	.26	.20	—	—
October 31, 2012(5)	10.00	(.01)	(.04)	(.05)	—	—

Class S
October 31, 2014	10.18	(.02)	(.06)	(.08)	(.06)	(.05)
October 31, 2013	9.95	(.04)	.27	.23	—	—
October 31, 2012(5)	10.00	—(f)	(.05)	(.05)	—	—

Class Y
October 31, 2014	10.20	—(f)	(.05)	(.05)	(.08)	(.05)
October 31, 2013	9.96	(.02)	.26	.24	—	—
October 31, 2012(5)	10.00	—(f)	(.04)	(.04)	—	—

See accompanying notes which are an integral part of the financial statements.

662 Russell Multi-Strategy Alternative Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)(g)	Net Assets(d)(e)	Turnover Rate(b)

(.08)	9.97	(1.05)	2,850	2.31	2.25	(.39)	478
—	10.15	2.01	2,946	2.47	2.39	(.59)	316
—	9.95	(.50)	279	2.47	2.39	(.42)	97

(.05)	9.84	(1.85)	7,782	3.06	3.00	(1.12)	478
—	10.07	1.27	6,400	3.21	3.14	(1.33)	316
—	9.94	(.60)	1,505	3.20	3.12	(1.51)	97

(.08)	9.96	(1.11)	16,195	2.30	2.25	(.40)	478
—	10.15	1.97	16,936	2.47	2.39	(.63)	316
—	9.95	(.50)	13,401	2.52	2.43	(.62)	97

(.11)	9.99	(.88)	634,610	2.05	2.00	(.15)	478
—	10.18	2.27	566,322	2.22	2.14	(.38)	316
—	9.95	(.50)	403,576	2.23	2.15	(.18)	97

(.13)	10.02	(.60)	300,618	1.85	1.80	.05	478
—	10.20	2.41	320,938	2.02	1.94	(.20)	316
—	9.96	(.40)	316,611	2.03	1.96	.14	97

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund 663

Russell Investment Company

Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Russell Strategic Call Overwriting Fund - Class S			S&P 500® Index***
	Total			Total
	Return			Return
1 Year	2.03%		1 Year	17.27%
Inception*	4.69	%§	Inception*	20.27	%§

CBOE S&P 500 BuyWrite Index**
	Total
	Return
1 Year	8.27%
Inception*	7.02	%§

664 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

profile through a more diversified option tenor selection relative

What is the Fund’s investment objective?	to the benchmark and is designed to adapt to market and volatility moves relative to a static, monthly option buy write approach.
The Russell Strategic Call Overwriting Fund (the “Fund”) seeks to	Because of this, the Fund takes directional views based on
provide total return with lower volatility than U.S. equity markets.	momentum and statistically overbought or oversold conditions.
How did the Fund perform relative to its benchmark for the	The Fund does so by utilizing weekly, bi-weekly and monthly
fiscal year ended October 31, 2014?	options that are slightly in-the-money to slightly out-of-the-
For the fiscal year ended October 31, 2014, the Fund’s Class S	money.
Shares gained 2.03%. This is compared to the Fund’s benchmark,	Since the Fund seeks a smoother overwriting profile through
the CBOE S&P 500® BuyWrite Index, which gained 8.27%	overlapping and diversified option tenors, the Fund took
during the same period. The Fund’s performance includes	recurring defensive positions and, as a result, underperformed
operating expenses, whereas index returns are unmanaged and	its benchmark during the fiscal year. The Fund’s quantitative
do not include expenses of any kind.	models indicated defensive positions, however these indications
For the fiscal year ended October 31, 2014, the Morningstar®	were short lived as subsequent market rallies were swift which
Large Blend, a group of funds that Morningstar considers to	is historically out of the ordinary. The Fund saw its upside
have investment strategies similar to those of the Fund, gained	performance potential capped during the strong market upswings,
14.34%. This result serves as a peer comparison and is expressed	particularly in February.
net of operating expenses.	Describe any changes to the Fund’s structure or money
How did the market conditions described in the Market	manager line-up.
Summary report affect the Fund’s performance?	There were no changes to the Fund’s structure during the fiscal
Fund performance was negatively impacted by the low levels of	year.
premiums (cash) received from the S&P 500® option overlay for	The views expressed in this report reflect those of the portfolio
most of the fiscal year period. This is a result of the historically	managers only through the end of the period covered by
low levels of implied volatility (the volatility of an underlying	the report. These views do not necessarily represent the
instrument implied by an options’ price) as measured by the	views of RIMCo, or any other person in RIMCo or any other
CBOE Volatility Index (“VIX”). The VIX averaged 13.95%	affiliated organization. These views are subject to change
during the fiscal year.	at any time based upon market conditions or other events,
How did the investment strategies and techniques employed	and RIMCo disclaims any responsibility to update the views
by the Fund and its money managers affect its benchmark-	contained herein. These views should not be relied on as
relative performance?	investment advice and, because investment decisions for
The Fund seeks to be less time and path dependant relative to the	a Russell Investment Company (“RIC”) Fund are based on
buy write approach of the Fund’s benchmark, which only trades	numerous factors, should not be relied on as an indication
options once per month. The Fund seeks a smoother overwriting	of investment decisions of any RIC Fund.

* Assumes initial investment on August 15, 2012.

**	CBOE S&P 500 BuyWrite Index is a passive total return index based on (1) buying an S&P® stock index portfolio, and (2) “writing” (or selling) the near-term
S&P 500 Index “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

***	The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The index is structured to approximate the general distribution of industries in the
U.S. economy.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Call Overwriting Fund 665

Russell Investment Company

Russell Strategic Call Overwriting Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; and other Fund expenses. The Example is			Hypothetical
intended to help you understand your ongoing costs (in dollars)			Performance (5%
of investing in the Fund and to compare these costs with the		Actual	return before
ongoing costs of investing in other mutual funds. The Example	Class S	Performance	expenses)
Beginning Account Value
is based on an investment of $1,000 invested at the beginning of	May 1, 2014	$1,000.00	$1,000.00
the period and held for the entire period indicated, which for this	Ending Account Value
Fund is from May 1, 2014 to October 31, 2014.	October 31, 2014	$997.90	$1,020.32
	Expenses Paid During Period*	$4.88	$4.94
Actual Expenses
The information in the table under the heading “Actual	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
Performance” provides information about actual account values	account value over the period, multiplied by 184/365 (to reflect the one-half
and actual expenses. You may use the information in this column,	year period). May reflect amounts waived and/or reimbursed. Without any
together with the amount you invested, to estimate the expenses	waivers and/or reimbursements, expenses would have been higher.
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

666 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 88.5%			Nike, Inc. Class B	4,257	396
Consumer Discretionary - 11.7%			Nu Skin Enterprises, Inc. Class A	284	15
Abercrombie & Fitch Co. Class A	705	24	Pandora Media, Inc.(Æ)	1,810	35
Advance Auto Parts, Inc.	242	36	PulteGroup, Inc.	2,943	56
Amazon.com, Inc.(Æ)(ì)	2,052	627	PVH Corp.	797	91
AMC Networks, Inc. Class A(Æ)	208	13	Regal Entertainment Group Class A	1,672	37
Ascena Retail Group, Inc.(Æ)	3,338	42	Sally Beauty Holdings, Inc.(Æ)	375	11
AutoNation, Inc.(Æ)	793	45	Scripps Networks Interactive, Inc. Class A	597	46
Bally Technologies, Inc.(Æ)	834	67	SeaWorld Entertainment, Inc.	715	14
Best Buy Co., Inc.	2,196	75	Starbucks Corp.	3,726	282
Cablevision Systems Corp. Class A	2,094	39	Taylor Morrison Home Corp. Class A(Æ)	957	16
CarMax, Inc.(Æ)	2,143	120	Tempur Sealy International, Inc.(Æ)	219	11
Charter Communications, Inc. Class A(Æ)	238	38	Tesla Motors, Inc.(Æ)	344	83
Chico's FAS, Inc.	1,305	20	Tiffany & Co.	1,156	111
Choice Hotels International, Inc.	141	8	Time Warner, Inc.	4,934	392
Cinemark Holdings, Inc.	781	28	TJX Cos., Inc.	4,732	300
Clear Channel Outdoor Holdings, Inc. Class			TripAdvisor, Inc.(Æ)	769	68
A	2,880	21	Urban Outfitters, Inc.(Æ)	1,573	48
Comcast Corp. Class A(Æ)(ì)	14,746	816	Visteon Corp.(Æ)	226	21
Costco Wholesale Corp.	2,784	371	Wal-Mart Stores, Inc.(ì)	8,670	661
Deckers Outdoor Corp.(Æ)	368	32	Walt Disney Co. (The)(ì)	9,323	852
DIRECTV(Æ)	3,658	317	Whirlpool Corp.	556	96
Dollar General Corp.(Æ)	2,083	131	Wyndham Worldwide Corp.	1,531	119
DR Horton, Inc.	2,712	62			10,150
DreamWorks Animation SKG, Inc. Class
A(Æ)	725	16	Consumer Staples - 7.3%
DSW, Inc. Class A	958	28	Altria Group, Inc.	14,066	680
Dunkin' Brands Group, Inc.	958	44	Bunge, Ltd.	647	57
eBay, Inc.(Æ)	5,552	291	Campbell Soup Co.	2,795	124
Expedia, Inc.	692	59	Coca-Cola Co. (The)(ì)	10,630	445
Ford Motor Co.	21,357	301	Colgate-Palmolive Co.	5,464	365
Fortune Brands Home & Security, Inc.	621	27	Constellation Brands, Inc. Class A(Æ)	597	55
Fossil Group, Inc.(Æ)	397	40	CVS Health Corp.	6,712	576
GameStop Corp. Class A	1,714	73	GNC Holdings, Inc. Class A	545	23
Gannett Co., Inc.	1,865	59	Herbalife, Ltd.	359	19
Gentex Corp.	1,627	53	Hormel Foods Corp.	2,326	125
Goodyear Tire & Rubber Co. (The)	2,724	66	Keurig Green Mountain, Inc.	526	80
Graham Holdings Co. Class B	55	43	Kimberly-Clark Corp.	2,584	295
H&R Block, Inc.	2,631	85	Kraft Foods Group, Inc.(Æ)	3,305	186
Harman International Industries, Inc.	482	52	Molson Coors Brewing Co. Class B	1,487	111
Hasbro, Inc.	1,340	77	Mondelez International, Inc. Class A	9,898	349
Home Depot, Inc.(ì)	8,950	873	PepsiCo, Inc.(ì)	9,278	892
Hyatt Hotels Corp. Class A(Æ)	488	29	Philip Morris International, Inc.(ì)	4,891	435
International Game Technology	2,651	43	Procter & Gamble Co. (The)(ì)	13,742	1,199
Interpublic Group of Cos., Inc. (The)	1,780	34	Safeway, Inc.	2,324	81
JC Penney Co., Inc.(Æ)	10,549	80	Tyson Foods, Inc. Class A	2,568	104
Lamar Advertising Co. Class A	451	23	Walgreen Co.	1,585	102
Lear Corp.	1,030	95			6,303
Leggett & Platt, Inc.	680	27
Lennar Corp. Class A	954	41	Energy - 8.3%
Liberty Media Corp. - Interactive(Æ)	1,594	42	Anadarko Petroleum Corp.	3,508	322
Liberty Ventures Class A(Æ)	226	8	Apache Corp.	2,959	228
Madison Square Garden Co. (The) Class A(Æ)	323	24	Cheniere Energy, Inc.(Æ)	1,236	93
McDonald's Corp.	5,682	533	Chevron Corp.(ì)	9,365	1,123
Michael Kors Holdings, Ltd.(Æ)	852	67	Cobalt International Energy, Inc.(Æ)	440	5
Netflix, Inc.(Æ)	367	144	ConocoPhillips	8,741	631
Newell Rubbermaid, Inc.	1,515	50	CONSOL Energy, Inc.	4,549	167
News Corp. Class A(Æ)	1,262	20	Denbury Resources, Inc.	5,120	64
Nielsen NV	237	10	EQT Corp.	2,257	212

			See accompanying notes which are an integral part of the financial statements.
			Russell Strategic Call Overwriting Fund 667

Russell Investment Company
Russell Strategic Call Overwriting Fund
Schedule of Investments, continued — October 31, 2014
Amounts in thousands (except share amounts)	Amounts in thousands (except share amounts)

	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Exxon Mobil Corp.(ì)	21,225	2,053	Leucadia National Corp.	2,584	61
First Solar, Inc.(Æ)	501	30	Lincoln National Corp.	2,048	112
Halliburton Co.	7,112	392	Macerich Co. (The)(ö)	665	47
Helmerich & Payne, Inc.	1,227	107	MasterCard, Inc. Class A	6,458	541
HollyFrontier Corp.	948	43	MBIA, Inc.(Æ)	504	5
Kosmos Energy, Ltd.(Æ)	1,026	10	MetLife, Inc.	6,203	336
Nabors Industries, Ltd.	4,749	85	NASDAQ OMX Group, Inc. (The)	2,333	101
Noble Corp. PLC	1,228	26	Old Republic International Corp.	1,160	17
Occidental Petroleum Corp.	4,488	399	People's United Financial, Inc.	6,651	97
Paragon Offshore PLC(Æ)	409	2	Public Storage(ö)	857	158
Peabody Energy Corp.	473	5	Raymond James Financial, Inc.	1,908	107
QEP Resources, Inc.	1,612	40	Realty Income Corp.(ö)	772	36
Rowan Companies PLC(Æ)	1,570	38	RenaissanceRe Holdings, Ltd.	1,137	117
Schlumberger, Ltd.(ì)	8,132	802	SEI Investments Co.	2,715	105
SM Energy Co.	785	44	Simon Property Group, Inc.(ö)	2,224	399
Superior Energy Services, Inc.	1,913	48	SL Green Realty Corp.(ö)	803	93
Tesoro Corp.	1,113	79	StanCorp Financial Group, Inc.	824	57
Ultra Petroleum Corp.(Æ)	832	19	Synovus Financial Corp.	1,170	30
Whiting Petroleum Corp.(Æ)	1,117	68	TD Ameritrade Holding Corp.	4,432	150
WPX Energy, Inc.(Æ)	2,077	40	Torchmark Corp.	2,565	136
		7,175	Total System Services, Inc.	2,598	88
			Twenty-First Century Fox, Inc.(Æ)	10,120	349
Financial Services - 16.6%			Unum Group	5,074	170
Affiliated Managers Group, Inc.(Æ)	867	173	US Bancorp	9,816	418
Alliance Data Systems Corp.(Æ)	375	106	Visa, Inc. Class A	3,025	730
American Express Co.(ì)	6,880	619	Waddell & Reed Financial, Inc. Class A	2,936	140
American International Group, Inc.	8,619	462	Washington Prime Group, Inc.(ö)	1,284	23
American Tower Corp. Class A(ö)	1,011	99	Weingarten Realty Investors(ö)	1,406	51
Apartment Investment & Management Co.			Wells Fargo & Co.(ì)	25,452	1,351
Class A(ö)	2,311	83	Weyerhaeuser Co.(ö)	3,853	130
Assurant, Inc.	1,255	86	WR Berkley Corp.	1,829	94
Bank of America Corp.(ì)	47,474	815	XL Group PLC Class A	3,586	121
BankUnited, Inc.	3,208	96	Zions Bancorporation	4,152	120
Berkshire Hathaway, Inc. Class B(Æ)(ì)	9,794	1,373			14,427
CBRE Group, Inc. Class A(Æ)	2,909	93
Chimera Investment Corp.(ö)	2,226	7	Health Care - 12.5%
Cincinnati Financial Corp.	3,366	170	Abbott Laboratories(ì)	7,702	336
Citigroup, Inc.(ì)	12,560	672	AbbVie, Inc.(ì)	7,637	485
Comerica, Inc.	912	44	Actavis PLC(Æ)	174	42
Crown Castle International Corp.(ö)	1,126	88	Aetna, Inc.	1,106	91
DDR Corp.(ö)	3,346	61	Allergan, Inc.	636	121
Duke Realty Corp.(ö)	4,212	80	Allscripts Healthcare Solutions, Inc.(Æ)	993	14
E*Trade Financial Corp.(Æ)	4,055	90	Amgen, Inc.	4,291	696
Eaton Vance Corp.	3,867	142	Baxter International, Inc.	3,771	264
Equifax, Inc.	652	49	Biogen Idec, Inc.(Æ)	1,635	525
Federal Realty Investment Trust(ö)	676	89	Bristol-Myers Squibb Co.	8,156	475
Federated Investors, Inc. Class B	2,001	63	Bruker Corp.(Æ)	746	15
Fidelity National Information Services, Inc.	1,695	99	CareFusion Corp.(Æ)	2,178	125
First Horizon National Corp.	3,802	49	Catamaran Corp.(Æ)	762	36
FNF Group	4,299	128	Celgene Corp.(Æ)	568	61
FNFV Group(Æ)	1,432	19	Dentsply International, Inc.	1,764	90
Genworth Financial, Inc. Class A(Æ)	4,514	63	Eli Lilly & Co.	5,710	379
Goldman Sachs Group, Inc. (The)	2,470	469	Express Scripts Holding Co.(Æ)	4,536	348
Hudson City Bancorp, Inc.	5,916	57	Gilead Sciences, Inc.(Æ)	7,706	863
Huntington Bancshares, Inc.	11,657	116	HCA Holdings, Inc.(Æ)	842	59
Intercontinental Exchange, Inc.	514	107	Health Net, Inc.(Æ)	409	19
JPMorgan Chase & Co.(ì)	17,526	1,060	Henry Schein, Inc.(Æ)	1,290	155
Kilroy Realty Corp.(ö)	1,430	97	Hill-Rom Holdings, Inc.	428	19
Legg Mason, Inc.	2,165	113	Hospira, Inc.(Æ)	668	36

See accompanying notes which are an integral part of the financial statements.
668 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
IDEXX Laboratories, Inc.(Æ)	612	87	Booz Allen Hamilton Holding Corp. Class A	1,211	32
Incyte Corp.(Æ)	500	34	Caterpillar, Inc.	4,132	419
Johnson & Johnson(ì)	14,881	1,604	Chicago Bridge & Iron Co.	461	25
Medivation, Inc.(Æ)	424	45	Cintas Corp.	713	52
Medtronic, Inc.	7,884	537	Copa Holdings Class A	212	25
Merck & Co., Inc.(ì)	15,711	910	Delta Air Lines, Inc.	3,227	130
Myriad Genetics, Inc.(Æ)	401	16	Emerson Electric Co.	5,760	369
Patterson Cos., Inc.	1,312	57	Flir Systems, Inc.	1,971	66
PerkinElmer, Inc.	2,078	90	Flowserve Corp.	2,221	151
Pfizer, Inc.(ì)	36,879	1,105	GATX Corp.	511	32
Regeneron Pharmaceuticals, Inc.(Æ)	412	162	General Electric Co.(ì)	52,542	1,356
ResMed, Inc.	905	47	Honeywell International, Inc.	5,132	493
Sirona Dental Systems, Inc.(Æ)	468	37	IDEX Corp.	1,808	135
Tenet Healthcare Corp.(Æ)	1,398	78	IHS, Inc. Class A(Æ)	339	44
United Therapeutics Corp.(Æ)	369	48	Jacobs Engineering Group, Inc.(Æ)	2,018	96
UnitedHealth Group, Inc.	6,346	603	Joy Global, Inc.	1,124	59
Varian Medical Systems, Inc.(Æ)	1,286	108	Kennametal, Inc.	1,039	40
		10,822	L-3 Communications Holdings, Inc.	1,344	163
			Mettler-Toledo International, Inc.(Æ)	372	96
Materials and Processing - 3.2%			Navistar International Corp.(Æ)	312	11
Airgas, Inc.	844	94	Oshkosh Corp.	638	29
Albemarle Corp.	615	36	Pall Corp.	1,100	101
Allegheny Technologies, Inc.	1,360	45	Pitney Bowes, Inc.	2,023	50
Ball Corp.	1,447	93	Quanta Services, Inc.(Æ)	1,940	66
Bemis Co., Inc.	1,486	57	Robert Half International, Inc.	1,651	90
Cabot Corp.	555	26	Rockwell Collins, Inc.	1,531	129
Domtar Corp.	658	27	RR Donnelley & Sons Co.	1,424	25
Dow Chemical Co. (The)	6,661	329	Ryder System, Inc.	494	44
EI du Pont de Nemours & Co.	5,336	369	Snap-on, Inc.	769	102
FMC Corp.	1,114	64	Southwest Airlines Co.	2,791	96
Huntsman Corp.	1,323	32	Teekay Corp.	526	31
International Flavors & Fragrances, Inc.	520	52	Textron, Inc.	2,068	86
Lennox International, Inc.	551	49	TransDigm Group, Inc.	332	62
Masco Corp.	3,011	66	Trimble Navigation, Ltd.(Æ)	1,732	47
MeadWestvaco Corp.	1,933	85	Union Pacific Corp.	6,272	730
Monsanto Co.	3,444	396	United Parcel Service, Inc. Class B	5,059	531
Newmont Mining Corp.	2,293	43	United Technologies Corp.	5,341	571
Owens-Illinois, Inc.(Æ)	1,379	36	Waters Corp.(Æ)	1,344	149
Packaging Corp. of America	995	72	WESCO International, Inc.(Æ)	875	72
Praxair, Inc.	1,988	251	Xylem, Inc.	2,411	88
Reliance Steel & Aluminum Co.	589	40			8,580
Rockwood Holdings, Inc.	1,147	88
Royal Gold, Inc.	2,332	133	Technology - 14.8%
Sealed Air Corp.	2,145	78	3D Systems Corp.(Æ)	304	12
Steel Dynamics, Inc.	1,639	38	Akamai Technologies, Inc.(Æ)	1,200	72
Tahoe Resources, Inc.(Æ)	1,578	27	Ansys, Inc.(Æ)	309	24
United States Steel Corp.	2,527	101	AOL, Inc.(Æ)	413	18
Vulcan Materials Co.	817	50	Apple, Inc.(ì)	29,269	3,161
		2,777	Avago Technologies, Ltd. Class A	839	72
			Avnet, Inc.	1,478	64
Producer Durables - 9.9%			Cadence Design Systems, Inc.(Æ)	4,432	80
3M Co.(ì)	4,400	677	Cisco Systems, Inc.(ì)	26,614	651
Accenture PLC Class A	3,500	284	Computer Sciences Corp.	949	57
AECOM Technology Corp.(Æ)	197	6	Cree, Inc.(Æ)	943	30
AGCO Corp.	898	40	Electronic Arts, Inc.(Æ)	3,031	124
Allison Transmission Holdings, Inc. Class A	500	16	Facebook, Inc. Class A(Æ)	8,223	617
Ametek, Inc.	860	45	Fortinet, Inc.(Æ)	757	20
Avery Dennison Corp.	1,187	56	Freescale Semiconductor, Ltd.(Æ)	543	11
Boeing Co. (The)	4,507	563	Google, Inc. Class C(Æ)(ì)	2,605	1,468

			See accompanying notes which are an integral part of the financial statements.
			Russell Strategic Call Overwriting Fund 669

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2014

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
	Principal			Fair		Principal			Fair
	Amount ($) or			Value		Amount ($) or			Value
	Shares			$		Shares			$
Harris Corp.		882		61	Jan 2015 27.00 Call (150)	USD	15	(ÿ)	12
Hewlett-Packard Co.		9,771		351	Jan 2015 30.00 Call (450)	USD	45	(ÿ)	27
IAC/InterActiveCorp		410		28	Feb 2015 27.00 Call (150)	USD	15	(ÿ)	16
					Feb 2015 30.00 Call (450)	USD	45	(ÿ)	36
Informatica Corp.(Æ)		1,102		39	Nov 2014 13.00 Put (1,050)	USD	105	(ÿ)	13
Intel Corp.(ì)		12,135		413	Dec 2014 18.00 Put (950)	USD	95	(ÿ)	318
International Business Machines Corp.(ì)		3,241		533	Jan 2015 18.00 Put (750)	USD	75	(ÿ)	233
JDS Uniphase Corp.(Æ)		3,969		53	Total Options Purchased
Lam Research Corp.		1,621		126	(cost $888)				784
Leidos Holdings, Inc.		900		33
Linear Technology Corp.		4,274		183	Short-Term Investments - 12.7%
LinkedIn Corp. Class A(Æ)		183		42	Russell U.S. Cash Management Fund	11,019,150(∞)			11,019
Marvell Technology Group, Ltd.		1,954		26	Total Short-Term Investments
Maxim Integrated Products, Inc.		1,820		53	(cost $11,019)				11,019
Microchip Technology, Inc.		2,564		111
Micron Technology, Inc.(Æ)		7,807		258	Total Investments 102.1%
Microsoft Corp.(ì)		39,090		1,835	(identified cost $65,672)				88,576
NetSuite, Inc.(Æ)		320		35
Oracle Corp.(ì)		20,062		783	Other Assets and Liabilities, Net
QUALCOMM, Inc.(ì)		9,016		708	-(2.1%)				(1,803)
SBA Communications Corp. Class A(Æ)		1,097		123	Net Assets - 100.0%				86,773
Seagate Technology PLC		121		8
Skyworks Solutions, Inc.		674		39
Splunk, Inc.(Æ)		453		30
Teradyne, Inc.		2,531		47
Texas Instruments, Inc.		6,986		347
VeriSign, Inc.(Æ)		1,322		79
Vishay Intertechnology, Inc.		1,240		17
VMware, Inc. Class A(Æ)		362		30
Zynga, Inc. Class A(Æ)		1,760		4
				12,876

Utilities - 4.2%
AGL Resources, Inc.		769		41
Ameren Corp.		3,981		168
American Electric Power Co., Inc.		4,308		251
AT&T, Inc.(ì)		18,800		655
Calpine Corp.(Æ)		2,233		51
CMS Energy Corp.		7,106		232
Duke Energy Corp.		5,607		461
Frontier Communications Corp.		4,965		32
NiSource, Inc.		4,424		186
NRG Energy, Inc.		3,627		109
Pepco Holdings, Inc.		4,275		117
Pinnacle West Capital Corp.		2,955		182
Questar Corp.		1,644		40
SCANA Corp.		2,626		144
Verizon Communications, Inc.(ì)		18,621		936
Westar Energy, Inc. Class A		1,532		58
				3,663

Total Common Stocks
(cost $53,765)				76,773

Options Purchased - 0.9%
(Number of Contracts)
SPX Volatility Index
Nov 2014 21.00 Call (550)	USD	55	(ÿ)	33
Nov 2014 40.00 Call (550)	USD	55	(ÿ)	4
Dec 2014 21.00 Call (350)	USD	35	(ÿ)	35
Dec 2014 25.00 Call (450)	USD	45	(ÿ)	29
Jan 2015 21.00 Call (200)	USD	20	(ÿ)	28
See accompanying notes which are an integral part of the financial statements.
670 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2014

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P Mid 500 E-Mini Index Futures	77	USD	7,744	12/14	141
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					141

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
S&P 500 Index	Call	95	2,010.00	USD	10	11/07/14	(150)
S&P 500 Index	Call	60	2,010.00	USD	6	11/14/14	(129)
S&P 500 Index	Call	60	1,950.00	USD	6	11/22/14	(408)
S&P 500 Index	Call	200	1,975.00	USD	20	11/22/14	(999)
SPX Volatility Index	Put	500	16.00	USD	50	11/19/14	(80)
SPX Volatility Index	Put	550	21.00	USD	55	11/19/14	(319)
SPX Volatility Index	Put	950	16.00	USD	95	12/17/14	(176)
SPX Volatility Index	Put	750	16.00	USD	75	01/21/15	(127)
Total Liability for Options Written (premiums received $2,226)							(2,388)

Transactions in options written contracts for the period ended October 31, 2014 were as follows:
			Number of		Premiums
			Contracts		Received
Outstanding October 31, 2013				930	$331
Opened			105,476		76,454
Closed			(102,141)		(74,440)
Expired				(1,100)	(119)
Outstanding October 31, 2014				3,165	$2,226

Presentation of Portfolio Holdings

Amounts in thousands

		Fair Value

Portfolio Summary	Level 1	Level 2	Level 3		Total	% of Net Assets
Common Stocks
Consumer Discretionary	$10,150	$—		$—	$10,150	11.7
Consumer Staples	6,303	—		—	6,303	7.3
Energy	7,175	—		—	7,175	8.3
Financial Services	14,427	—		—	14,427	16.6
Health Care	10,822	—		—	10,822	12.5
Materials and Processing	2,777	—		—	2,777	3.2
Producer Durables	8,580	—		—	8,580	9.9
Technology	12,876	—		—	12,876	14.8
Utilities	3,663	—		—	3,663	4.2
Options Purchased	784	—		—	784	0.9
Short-Term Investments	—	11,019		—	11,019	12.7
Total Investments	77,557	11,019		—	88,576	102.1
Other Assets and Liabilities, Net						(2.1)
						100.0
Other Financial Instruments
Futures Contracts	141	—		—	141	0.2
Options Written	(2,388)	—		—	(2,388)	(2.8)
Total Other Financial Instruments*	$(2,247)	$—		$—	$(2,247)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the instruments.

		See accompanying notes which are an integral part of the financial statements.
					Russell Strategic Call Overwriting Fund 671

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2014

Presentation of Portfolio Holdings
Amounts in thousands
Fair Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets
For a description of the Levels see note 2 in the Notes to Financial Statements.
For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2014, see note 2 in the Notes to Financial
Statements.

See accompanying notes which are an integral part of the financial statements.

672 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Fair Value of Derivative Instruments — October 31, 2014

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$784
Variation margin on futures contracts**	141
Total	$925

Location: Statement of Assets and Liabilities - Liabilities
Options written, at fair value	$2,388
Equity
Derivatives not accounted for as hedging instruments	Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***	$(149)
Futures contracts	818
Options written	(9,468)
Total	$(8,799)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$(65)
Futures contracts	83
Options written	(282)
Total	$(264)

*	Fair value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
****	Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 673

Russell Investment Company

Russell Strategic Call Overwriting Fund

Balance Sheet Offsetting of Financial and Derivative Instruments — October 31, 2014

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$784	$ —	$ 784
Futures Contracts	Variation margin on futures contracts	32	—	32
Total		$816	$ —	$ 816

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Assets
Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount

Goldman Sachs	$784	$ —	$784	$ —
Merrill Lynch	32	—	—	32
Total	$816	$ —	$784	$32

See accompanying notes which are an integral part of the financial statements.

674 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Balance Sheet Offsetting of Financial and Derivative Instruments, continued —October 31, 2014

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
Gross	Net Amounts
Amounts	of Assets
Gross	Offset in the	Presented in
Amounts of	Statement of	the Statement
Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Options Written Contracts	Options written, at fair value	$2,388	$—	$ 2,388
Total	$2,388	$—	$ 2,388

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
Gross Amounts Not Offset in
the Statement of Assets and
Liabilities

Net Amounts
of Liabilities
Presented in
the Statement	Financial and
of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Goldman Sachs	$2,388	$	— $	2,388	$—
Total	$2,388	$	— $	2,388	$—

^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 675

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$65,672
Investments, at fair value(>)	88,576
Cash (restricted)(a)(b)	9,816
Receivables:
Dividends and interest	73
Dividends from affiliated Russell funds	1
Investments sold	1,688
Fund shares sold	26
Variation margin on futures contracts	32
Total assets	100,212

Liabilities
Payables:
Due to custodian	47
Due to broker (c)	6,260
Investments purchased	4,625
Fund shares redeemed	3
Accrued fees to affiliates	58
Other accrued expenses	58
Options written, at fair value(x)	2,388
Total liabilities	13,439

Net Assets	$86,773

See accompanying notes which are an integral part of the financial statements.

676 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities, continued — October 31, 2014

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$21
Accumulated net realized gain (loss)	(17,504)
Unrealized appreciation (depreciation) on:
Investments	22,904
Futures contracts	141
Options written	(162)
Shares of beneficial interest	81
Additional paid-in capital	81,292
Net Assets	$86,773
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class S(#)	$10.77
Class S — Net assets	$86,773,204
Class S — Shares outstanding ($.01 par value)	8,060,217
Amounts in thousands
(x) Premiums received on options written	$2,226
(>) Investments in affiliates, Russell U.S. Cash Management Fund	$11,019
(a) Cash Collateral for Futures	$550
(b) Cash Collateral for Options	$9,266
(c) Due to Broker for Options	$6,260
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 677

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Dividends	$1,562
Dividends from affiliated Russell funds	9
Total investment income	1,571

Expenses
Advisory fees	678
Administrative fees	40
Custodian fees	36
Transfer agent fees - Class S	170
Professional fees	51
Registration fees	17
Trustees’ fees	2
Printing fees	4
Miscellaneous	11
Expenses before reductions	1,009
Expense reductions	(187)
Net expenses	822
Net investment income (loss)	749

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,346
Futures contracts	818
Options written	(9,468)
Net realized gain (loss)	(7,304)
Net change in unrealized appreciation (depreciation) on:
Investments	8,506
Futures contracts	83
Options written	(282)
Net change in unrealized appreciation (depreciation)	8,307
Net realized and unrealized gain (loss)	1,003
Net Increase (Decrease) in Net Assets from Operations	$1,752

See accompanying notes which are an integral part of the financial statements.

678 Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014		2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$749	$830
Net realized gain (loss)		(7,304)	(10,074)
Net change in unrealized appreciation (depreciation)		8,307	14,739
Net increase (decrease) in net assets from operations		1,752	5,495

Distributions
From net investment income
Class S		(755)	(882)
From net realized gain
Class S		—	(427)
Net decrease in net assets from distributions		(755)	(1,309)

Share Transactions*
Net increase (decrease) in net assets from share transactions		2,235	19,414
Total Net Increase (Decrease) in Net Assets		3,232	23,600

Net Assets
Beginning of period		83,541	59,941
End of period		$86,773	$83,541
Undistributed (overdistributed) net investment income included in net assets		$21	$28

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 679

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	1,570	$17,006	2,366	$24,372
Proceeds from reinvestment of distributions	69	754	129	1,309
Payments for shares redeemed	(1,428)	(15,525)	(603)	(6,267)
Total increase (decrease)	211	$2,235	1,892	$19,414

See accompanying notes which are an integral part of the financial statements.

680 Russell Strategic Call Overwriting Fund

(This page intentionally left blank)

Russell Investment Company

Russell Strategic Call Overwriting Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class S
October 31, 2014	10.64	.10	.13	.23	(.10)	—
October 31, 2013	10.06	.12	.65	.77	(.13)	(.06)
October 31, 2012(6)	10.00	.02	.05	.07	(.01)	—

See accompanying notes which are an integral part of the financial statements.

682 Russell Strategic Call Overwriting Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(b)(c)	(000)	Gross(e)	Net(d)(e)	Net Assets(d)(e)	Turnover Rate(b)

(.10)	10.77	2.13	86,773	1.19	.97	.88	5
(.19)	10.64	7.78	83,541	1.45	.97	1.11	3
(.01)	10.06	.68	59,941	1.88	.97	.73	—

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund 683

Russell Investment Company Russell Funds

Notes to Schedules of Investments — October 31, 2014

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(Ø)	In default.
(ç)	At amortized cost, which approximates market value.

(~ ) Rate noted is yield-to-maturity from date of acquisition.

(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or swap contracts entered into by the Fund.
(x)	The security is purchased with the cash collateral from securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and is not registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(ÿ)	Notional Amount in thousands.
(∞)	Unrounded units.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Statement of Assets and Liabilities.
(ì)	All or a portion of the shares of this security are held as collateral in connection with options written contracts.
(v)	Loan agreement still pending. Rate not available at period end.
(#)	BNP Strategy RL Commodity Index – The return of the swap is based upon the performance of a basket of individual Bloomberg Commodity sub indexes. The underlying investment strategy follows a rules-based quantitative approach that selects and assigns weights to individual commodities using a methodology that is designed to evaluate commodities’ forward-looking return prospects.
The commodities that are included in the investable universe consist of the 22 contracts included in the Bloomberg Commodity Total Return Index. The portfolio construction process assigns position weights that are based on commodities’ relative attractiveness as well as pre-determined commodity and sector minimum/weighting bands.
(##)	Cargill Pro-Alpha Index – The return of the swap is derived from the return on a basket of commodities futures contracts that was developed by Cargill, using its insights into the commodities markets. The underlying investment strategy is based on a long-biased managed futures strategy using contract selection, commodity over and underweights and out-of-benchmark positions to strive to add value versus the Bloomberg Commodity Index Total Return.
(###)	Macquarie Commodity Customized Product – The return of the swap is derived from the return on a basket of commodities futures contracts derived from the 22 commodities held in the Bloomberg Commodity Index, the Fund’s benchmark. The underlying investment strategy is to invest in futures contracts with longer maturities relative to those included in the benchmark. It seeks to initiate long commodity exposure at preferred points of the individual commodity forward curves.
(####)	Russell CoreCommodity Diversified I Index – The return of the swap is derived from the return on a basket of commodities futures contracts that is expected to remain fully exposed to the 22 commodities held in the Bloomberg Commodity Index Total Return, the Fund’s benchmark. The underlying investment strategy is to invest in futures contracts with longer dated maturities relative to those included in the benchmark. It seeks to initiate long utilized commodity exposure at preferred points of the individual commodity forward curve. Additionally, the strategy utilized quantitative models to selectively over and underweight specific commodities and commodities sectors in order to add excess return relative to the benchmark.

Abbreviations:
ADR - American Depositary Receipt
ADS - American Depositary Share
BBR - Bank Bill Rate
BBSW - Bank Bill Swap Reference Rate
BUBOR – Budapest Interbank Offered Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation

684 Notes to Schedules of Investments

Russell Investment Company Russell Funds

Notes to Schedules of Investments, continued — October 31, 2014

EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Bank
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
GSCI – Goldman Sachs Commodity Index
HIBOR – Hong Kong Interbank Offer Rate
JIBAR – Johannesburg Interbank Agreed Rate
KSDA – Korean Securities Dealers Association
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STIBOR – Stockholm Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
SFE - Sydney Futures Exchange
TBA - To Be Announced Security
UK - United Kingdom
WTI – West Texas Intermediate

Foreign Currency Abbreviations:
ARS - Argentine peso	HKD - Hong Kong dollar	PKR - Pakistani rupee
AUD - Australian dollar	HUF - Hungarian forint	PLN - Polish zloty
BRL - Brazilian real	IDR - Indonesian rupiah	RON – Romanian New Leu
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krona
CLP - Chilean peso	ISK - Icelandic krona	SGD - Singapore dollar
CNH – Chinese offshore spot	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	UYU – Uruguayan peso
DOP - Dominican peso	NOK - Norwegian krone	VEB - Venezuelan bolivar
EGP - Egyptian pound	NGN – Nigerian naira	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
GHS - Ghana cedi	PHP - Philippine peso

Notes to Schedules of Investments 685

Russell Investment Company Russell Funds

Notes to Financial Highlights — October 31, 2014

(1)	For the period June 1, 2010 (commencement of operations) to October 31, 2010.
(2)	For the period July 1, 2010 (commencement of operations) to October 31, 2010.
(3)	For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(4)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.
(5)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(6)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.
(7)	For the period August 1, 2014 (commencement of operations) to October 31, 2014.
(a)	Average daily shares outstanding were used for this calculation.
(b)	The ratios for periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and /or Russell Fund Services Company (“RFSC”).
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Defensive Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2014	N/A	N/A	N/A	N/A	N/A	N/A
October 31, 2013	N/A	N/A	N/A	N/A	N/A	N/A
October 31, 2012	1.09%	1.83%	1.03%	0.76%	0.83%	0.65%
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%

For the Russell U.S. Dynamic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2014	1.34%	2.10%	1.35%	1.00%	1.10%	0.90%
October 31, 2013	1.35%	2.11%	1.36%	0.98%	1.11%	0.91%

For the Russell U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S
October 31, 2014	1.03%	1.78%	1.03%	0.78%
October 31, 2013	1.10%	1.85%	1.10%	0.85%
October 31, 2012	1.10%	1.85%	1.10%	0.85%

For the Russell Multi-Strategy Alternative Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S	Class Y
October 31, 2014	2.17%	2.91%	2.17%	1.92%	1.72%
October 31, 2013	2.20%	2.95%	2.18%	1.93%	1.73%
October 31, 2012	2.20%	2.93%	2.16%	1.96%	1.75%

(h)	Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.
(i)	Less than .005% of average net assets.

686 Notes to Financial Highlights

Russell Investment Company Russell Funds

Notes to Financial Statements — October 31, 2014

1. Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 39 different investment portfolios referred to as funds. These financial statements report on 24 of these funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• •

Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RFSC, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows: Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical

Notes to Financial Statements 687

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

relationships. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter (“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since

688 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of significant events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Select U.S. Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Select International Equity, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Global Infrastructure, Russell Global Real Estate Securities, Russell Multi-Strategy Alternative and Russell Strategic Call Overwriting Funds had no transfers between Levels 1, 2 and 3 for the period ended October 31, 2014.

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds had transfers out of Level 2 into Level 3 representing financial instruments for which pricing had been determined using observable inputs that became unobservable. The amounts transferred were as follows:

Russell Global Opportunistic Credit Fund	$2,309,565
Russell Strategic Bond Fund	2,496,988
Russell Investment Grade Bond Fund	111,491
Russell Short Duration Bond Fund	3,776

The Russell Emerging Markets, Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond, Russell Tax Exempt Bond and Russell Commodity Strategies Funds had transfers out of Level 3 into Level 2 representing financial instruments for which pricing had been determined using unobservable inputs that became observable. The amounts transferred were as follows:

Russell Emerging Markets Fund	$203,211
Russell Global Opportunistic Credit Fund	2,940,174
Russell Strategic Bond Fund	20,647,568
Russell Investment Grade Bond Fund	6,255,187
Russell Short Duration Bond Fund	4,669,265
Russell Tax Exempt Bond Fund	1,895,475
Russell Commodity Strategies Fund	279,775

Level 3 Fair Value Investments

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows: Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RFSC and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RFSC believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RFSC would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

RFSC employs third party pricing vendors to provide fair value measurements. RFSC oversees third-party pricing service providers in order to support the valuation process throughout the year.

Notes to Financial Statements 689

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases (decreases) in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain of the Funds’ debt securities is the yield to worst ratio. Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Schedule of Investments for each respective fund as applicable.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RFSC may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RFSC does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RFSC is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income Funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Russell Commodity Strategies Fund and the Russell Multi-Strategy Alternative Fund ("Funds with commodity exposure") intend to gain exposure indirectly to commodities markets by investing in wholly-owned subsidiaries which are organized as companies under the laws of the Cayman Islands and may invest in commodity index-linked instruments and other commodity-linked instruments and derivative instruments. In order for the Funds to qualify as regulated investment companies under sub-chapter M of the Code, the Funds must derive at least 90 percent of their gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from

690 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

commodity-linked swaps is not qualifying income under subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the The Russell Commodity Strategies Fund and the Russell Multi-Strategy Alternative Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked instruments and through investments in their respective wholly owned subsidiaries. The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS has suspended the issuance of such rulings pending further internal review. The Russell Multi-Strategy Alternative Fund has not requested such a ruling due to the IRS suspension. There can be no assurance that the IRS will issue the requested ruling to the Russell Commodity Strategies Fund, or that the IRS will not change its position based on private letter rulings that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Funds with commodity exposure to qualify for regulated investment company status under the Code could be jeopardized if they are unable to treat their income from commodity-linked instruments and a wholly-owned subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked instruments, other commodity-linked derivatives and the Funds with commodity exposure’s investments in their respective wholly owned subsidiaries may otherwise be adversely affected by future legislation, Treasury Regulations and/ or guidance issued by the IRS that could affect the character, timing and/or amount of the Funds’ taxable income or any gains and distributions made by the Funds with commodity exposure.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At October 31, 2014, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2011 through October 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Monthly	Early in the following month	Russell Global Opportunistic Credit, Russell Strategic Bond,
Russell Investment Grade Bond, Russell Short Duration Bond
and Russell Tax Exempt Bond Funds
Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell
U.S. Dynamic Equity, Russell U.S. Strategic Equity, Select U.S.
Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap
Equity, Russell Global Infrastructure, Russell Global Real Estate
Securities and Russell Strategic Call Overwriting Funds
Annually	Mid-December	Russell U.S. Small Cap Equity, Russell International Developed
Markets, Russell Global Equity, Select International Equity,
Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap,
Russell Tax-Managed U.S. Mid & Small Cap, Russell Commodity
Strategies and Russell Multi-Strategy Alternative Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment

Notes to Financial Statements 691

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”), the Funds’ adviser, or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.
(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell Global Real Estate Securities and Russell Multi-Strategy Alternative Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2014. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Capital
	Gains Tax	Capital Gains
	Liability	Taxes
Russell International Developed Markets Fund	$228,742	$12,264
Russell Emerging Markets Fund	3,980,275	1,818,682
Russell Global Opportunistic Credit Fund	—	2,698
692 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

	Deferred Capital
	Gains Tax	Capital Gains
	Liability	Taxes

Russell Global Infrastructure Fund	95,549	157,361

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund, may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-traded or cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearinghouse stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-traded and cleared transactions are noted as collateral or margin requirements in the Schedule of Investments.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of Operations, for the period ended October 31, 2014, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2014, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets Fund	Exposing cash to markets and trade settlement
Russell Global Equity Fund	Exposing cash to markets and trade settlement

Notes to Financial Statements 693

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Funds	Strategies
Select International Equity Fund	Exposing cash to markets and trade settlement
Russell Emerging Markets Fund	Exposing cash to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash to markets and trade settlement
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell U.S. Defensive Equity Fund	$	— $	— $	802	$—
Russell International Developed Markets Fund	3,149,221,351	1,248,703,240	1,382,606,677	1,292,613,327
Russell Global Equity Fund	419,070,117	385,995,771	381,337,149	358,399,617
Select International Equity Fund	—	—	-	70,052,994	—
Russell Emerging Markets Fund	1,203,877,799	724,566,182	438,357,503	346,530,098
Russell Global Opportunistic Credit Fund	286,230,295	613,562,071	475,976,516	558,354,584
Russell Strategic Bond Fund	2,392,913,199	4,604,708,717	4,218,802,341	3,910,414,733
Russell Investment Grade Bond Fund	371,696,916	771,269,667	517,338,181	477,914,634
Russell Short Duration Bond Fund	189,260,605	263,880,611	142,450,715	92,077,728
Russell Global Infrastructure Fund	280,897,708	129,826,572	122,430,527	130,469,967
Russell Global Real Estate Securities Fund	74,813,640	52,674,202	61,927,824	45,967,880
Russell Multi-Strategy Alternative Fund	1,491,561,116	2,045,690,639	2,870,623,382	2,925,996,971

Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell U.S. Defensive Equity Fund	$	— $	— $	803	$—
Russell International Developed Markets Fund	3,144,141,858	1,252,471,497	1,380,546,147	1,277,982,125
Russell Global Equity Fund	422,610,226	387,091,521	383,886,058	364,109,844
Select International Fund	—	—	70,053,688	—
Russell Emerging Markets Fund	1,200,059,754	726,443,978	438,879,872	347,519,645
Russell Global Opportunistic Credit Fund	287,495,558	611,164,647	479,496,734	558,716,349
Russell Strategic Bond Fund	2,397,101,486	4,596,605,000	4,228,643,514	3,909,873,912
Russell Investment Grade Bond Fund	372,234,885	770,741,231	518,351,674	477,402,268
Russell Short Duration Bond Fund	190,345,452	263,286,186	142,979,798	92,793,045
Russell Global Infrastructure Fund	279,766,254	130,168,988	122,307,446	129,732,970
Russell Global Real Estate Securities Fund	74,478,935	52,852,531	61,788,615	45,420,992
Russell Multi-Strategy Alternative Fund	1,496,548,853	2,044,645,211	2,868,754,568	2,935,412,927

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

694 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

As of October 31, 2014, the Russell Strategic Call Overwriting Fund pledged securities valued at $31,795,370 as collateral in connection with options.

For the period ended October 31, 2014, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Return enhancement and hedging

The Funds’ options contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Number of Options Contracts Outstanding
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell U.S. Defensive Equity Fund	—	84	102	167
Russell Global Opportunistic Credit Fund	6	—	—	—
Russell Strategic Bond Fund	234	102	22	6
Russell Investment Grade Bond Fund	87	51	6	6
Russell Short Duration Bond Fund	527	469	3	—
Russell Multi-Strategy Alternative Fund	19,608	18,840	18,843	15,223
Russell Strategic Call Overwriting Fund	5,600	9,215	9,670	9,215

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency, index futures contracts) and commodity futures contracts (Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only). The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2014, the following Funds entered into futures contracts primarily for the strategies listed below:

Notes to Financial Statements 695

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash to markets
Russell U.S. Defensive Equity Fund	Exposing cash to markets
Russell U.S. Dynamic Equity Fund	Exposing cash to markets
Russell U.S. Strategic Equity Fund	Exposing cash to markets
Select U.S. Equity Fund	Exposing cash to markets
Russell U.S. Large Cap Equity Fund	Exposing cash to markets
Russell U.S. Mid Cap Equity Fund	Exposing cash to markets
Russell U.S. Small Cap Equity Fund	Exposing cash to markets
Russell International Developed Markets Fund	Return enhancement and exposing cash to markets
Russell Global Equity Fund	Return enhancement and exposing cash to markets
Select International Equity Fund	Return enhancement and exposing cash to markets
Russell Emerging Markets Fund	Exposing cash to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash to markets
Russell Global Opportunistic Credit Fund	Return enhancement and exposing cash to markets
Russell Strategic Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash to markets
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Hedging and exposing cash to markets

The Funds' futures contracts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

		Number of Futures Contracts Outstanding
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell U.S. Core Equity Fund	1,049	834	629	655
Russell U.S. Defensive Equity Fund	501	—	129	193
Russell U.S. Dynamic Equity Fund	696	279	334	236
Russell U.S. Strategic Equity Fund	1,730	2,287	1,567	1,675
Select U.S. Equity Fund	—	—	28	56
Russell U.S. Large Cap Equity Fund	366	355	325	311
Russell U.S. Mid Cap Equity Fund	65	103	92	67
Russell U.S. Small Cap Equity Fund	1,115	1,119	1,989	1,143
Russell International Developed Markets Fund	11,391	7,430	9,086	8,189
Russell Global Equity Fund	8,811	10,032	9,475	10,025
Select International Equity Fund	—	—	—	71
Russell Emerging Markets Fund	7,655	3,802	3,367	3,070
Russell Tax-Managed U.S. Large Cap Fund	891	738	1,006	925
Russell Tax-Managed U.S. Mid & Small Cap Fund	192	193	221	180
Russell Global Opportunistic Credit Fund	563	484	1,093	1,023
Russell Strategic Bond Fund	20,898	27,866	25,161	15,576
Russell Investment Grade Bond Fund	2,521	3,762	1,717	1,709
Russell Short Duration Bond Fund	5,656	5,806	3,582	1,991
Russell Commodity Strategies Fund	984	374	260	—
Russell Global Infrastructure Fund	839	648	771	661
Russell Global Real Estate Securities Fund	763	580	678	570
Russell Multi-Strategy Alternative Fund	21,209	13,544	14,235	8,748
Russell Strategic Call Overwriting Fund	42	28	73	77

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out,with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

696 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, commodity-linked (Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only), index (total return) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet the credit quality limitations of RIMCo. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of BBB- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Credit Default Swaps

The fixed income funds and the Russell Multi-Strategy Alternative Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, sovereign issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Each fixed income fund and the Russell Multi-Strategy Alternative Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the

Notes to Financial Statements 697

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fixed income funds and the Russell Multi-Strategy Alternative Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2014, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.

698 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
For the period ended October 31, 2014, the Funds entered into credit default swaps primarily for the strategies listed below:
Funds	Strategies
Russell Global Opportunistic Credit Fund	Exposing cash to markets
Russell Strategic Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging and exposing cash to markets
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the local notional amounts outstanding at each quarter end.

	Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell Global Opportunistic Credit Fund	115,000,000	95,000,000	116,000,000	75,000,000
Russell Strategic Bond Fund	98,806,448	397,500,448	240,545,448	5,620,000
Russell Investment Grade Bond Fund	28,264,499	112,314,499	7,000,000	—
Russell Short Duration Bond Fund	52,792,900	113,525,441	111,078,574	—
Russell Multi-Strategy Alternative Fund	316,000,000	499,000,000	527,300,000	859,800,000
Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIMCo or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make.
If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the
Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. Certain standardized swaps, including interest rate swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives are generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.
For the period ended October 31, 2014, the Funds entered into interest rate swaps primarily for the strategies listed below:
Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the local notional amounts outstanding at each quarter end.

	Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell Strategic Bond Fund	1,637,195,000	1,594,030,000	4,085,740,000	20,286,055,000
Russell Investment Grade Bond Fund	502,330,000	192,330,000	14,330,000	14,330,000
Russell Short Duration Bond Fund	339,406,000	318,625,000	348,700,000	—
Russell Multi-Strategy Alternative Fund	2,303,700,000	36,917,900,000	99,805,900,000	95,055,300,000

			Notes to Financial Statements 699

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Index Swaps
Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.
The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
For the period ended October 31, 2014, the Funds entered into index swaps primarily for the strategies listed below:
Funds	Strategies
Russell Emerging Markets Fund	Exposing cash to markets
Russell Strategic Bond Fund	Exposing cash to markets
Russell Investment Grade Bond Fund	Exposing cash to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Real Estate Securities Fund	Exposing cash to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
The Funds’ index swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, volume is measured by local notional amounts outstanding at each quarter end.

Index Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell Emerging Markets Fund	63,594,916	36,270,029	38,863,377	41,327,971
Russell Strategic Bond Fund	567,675,880	547,656,301	634,290,642	748,625,000
Russell Investment Grade Bond Fund	149,566,327	69,904,452	84,346,150	94,305,000
Russell Commodity Strategies Fund	1,141,593,313	1,205,598,327	1,157,923,717	1,043,950,168
Russell Global Real Estate Securities Fund	12,370,124	13,399,334	14,048,226	14,546,168
Russell Multi-Strategy Alternative Fund	5,434,171	8,960,468	14,677,878	6,587,140
Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.
For the period ended October 31, 2014, the Funds entered into currency swaps primarily for the strategies listed below:
Funds	Strategies
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The following tables illustrate the quarterly volume of currency swaps contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell Multi-Strategy Alternative Fund	$	— $	11,839,644	$11,666,978	$—
Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014
Russell Multi-Strategy Alternative Fund	$	— $	11,941,720	$12,011,723	$—
Commodity-Linked Instruments
The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds invest in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures contract, or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during
700 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that such commodity-linked derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative investments have been parallel to those of debt and equity securities.

The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds may invest in commodity-linked notes. Commodity linked notes pay a return linked to the performance of a commodity over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity.

Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities

Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA, Master Repo and Master Forward Agreements. Certain funds employ multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Multi-Strategy Alternative Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of October 31, 2014, the Russell Short Duration Bond Fund had $65,098 and the Russell Multi-Strategy Alternative Fund had $41,977 in unfunded loan commitments.

Notes to Financial Statements 701

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Certificates of Participation

Certain Funds may purchase certificates of participation, also known as participation notes or participation interest notes. Certificates of participation are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of certificates of participation will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in certificates of participation involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of certificates of participation will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the certificates of participation and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the certificates of participation are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit linked Notes

The Russell Global Opportunistic Credit and Russell Multi-Strategy Alternative Funds may purchase credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales

The Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. The Funds will realize a gain if the security declines in price between those dates. Short sales expose the Funds to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Funds’ potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Funds make a short sale, the Funds may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Funds are required to pledge assets in a segregated account maintained by the Funds’ custodian for the benefit of the broker. The Funds also may use securities they own to meet any such collateral obligations. Until the Funds replace a borrowed security in connection with a short sale, the Funds will: (a) maintain daily a segregated account, containing liquid assets at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2014, the Russell U.S. Dynamic Equity Fund held $95,304,373, the Russell U.S. Strategic Equity Fund held $87,564,256 and the Russell Multi-Strategy Alternative Fund held $37,839,047 as collateral for short sales.

Emerging Markets Securities

The Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or

702 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

The Funds may invest in emerging markets debt. A Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The fixed income funds and the Russell Multi-Strategy Alternative and Russell Strategic Call Overwriting Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Notes to Financial Statements 703

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

704 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Fund’s may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Funds investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade in which the fixed income funds may invest. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

Inflation-Indexed Bonds

The fixed income funds and the Russell Multi-Strategy Alternative Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds'

Notes to Financial Statements 705

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.

3. Investment in Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd.

The Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd. (each a “Subsidiary”) are Cayman Island exempted companies and wholly owned subsidiaries of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund, respectively. Each Subsidiary acts as an investment vehicle for its respective Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of its respective Subsidiary and it is intended that each Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October 31, 2014, net assets of the Russell Commodity Strategies Fund were $ 1,050,678,227 of which $ 174,659,422 or approximately 17%, represents the Fund’s ownership of the shares of its Subsidiary, and net assets of the Russell Multi-Strategy Alternative Fund were $ 962,054,857 of which $28,270,836 or approximately 3%, represents the Fund’s ownership of the shares of its Subsidiary.

The Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest up to 25% of their total assets in their Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. Each Subsidiary may also invest in fixed income securities. The financial statements for each of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund have been consolidated and include the accounts of both the Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.

4. Investment Transactions

Securities

During the period ended October 31, 2014, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

706 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

	Purchases	Sales
Russell U.S. Core Equity Fund	$1,375,509,005	$1,919,060,422
Russell U.S. Defensive Equity Fund	1,319,215,423	1,551,100,763
Russell U.S. Dynamic Equity Fund	1,056,668,025	1,112,574,424
Russell U.S. Strategic Equity Fund	2,908,607,806	2,765,314,147
Select U.S. Equity Fund	134,355,045	2,168,467
Russell U.S. Large Cap Equity Fund	327,804,111	296,494,522
Russell U.S. Mid Cap Equity Fund	184,637,917	168,038,362
Russell U.S. Small Cap Equity Fund	2,351,554,703	1,711,926,630
Russell International Developed Markets Fund	3,062,683,396	3,956,296,893
Russell Global Equity Fund	1,234,639,303	1,261,068,381
Select International Equity Fund	118,158,519	5,739,426
Russell Emerging Markets Fund	2,492,989,433	1,708,172,807
Russell Tax-Managed U.S. Large Cap Fund	904,931,353	604,810,946
Russell Tax-Managed U.S. Mid & Small Cap Fund	253,025,688	209,588,378
Russell Global Opportunistic Credit Fund	1,641,583,017	1,007,268,857
Russell Strategic Bond Fund	4,004,366,349	3,420,733,439
Russell Investment Grade Bond Fund	862,350,168	824,380,818
Russell Short Duration Bond Fund	916,716,100	948,646,666
Russell Tax Exempt Bond Fund	506,880,866	148,443,726
Russell Commodity Strategies Fund	1,000,647,037	1,061,376,637
Russell Global Infrastructure Fund	2,227,771,032	1,877,246,623
Russell Global Real Estate Securities Fund	1,194,202,729	1,221,027,117
Russell Multi-Strategy Alternative Fund	1,870,354,289	2,539,547,733
Russell Strategic Call Overwriting Fund	3,812,245	12,670,513

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Russell Strategic Bond Fund	$5,818,746,789	$5,899,256,675
Russell Investment Grade Bond Fund	1,868,892,980	1,895,714,846
Russell Short Duration Bond Fund	1,769,043,352	1,588,732,418
Russell Multi-Strategy Alternative Fund	416,283,084	424,652,066

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. As of October 31, 2014, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and BBH and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by BBH and approved by RIMCo.

Notes to Financial Statements 707

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of unaffiliated correspondent brokers as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. BNY and SSGM are registered brokers and are not affiliates of the Funds or RIMCo. Trades placed through Recapture Services and SSGM and their correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Adviser to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may, with respect to transactions it places, effect transactions with or through Recapture Services, SSGM and their correspondents or other brokers. In addition, RIMCo recommends targets for the amount of trading that money managers direct through Recapture Services and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a Frank Russell Company ("FRC") Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds.

Recapture Services, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Recapture Services, and SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met, as determined annually in the Soft Money Commission budgeting process.

Recapture Services and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services, SSGM and their correspondents for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through Recapture Services, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to RIMCo.

5. Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds' administrator and transfer agent. RIMCo is a wholly-owned subsidiary of FRC (a subsidiary of The Northwestern Mutual Life Insurance Company as of October 31, 2014). FRC provides ongoing money manager research to RIC and RIMCo. Please refer to Note 11, Subsequent Events for an update regarding this information.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of October 31, 2014, the Funds had invested $3,703,716,238 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $606,237,007 is invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo.

708 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

The advisory fee and the administrative fee of up to 0.05% specified in the table below are based on the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator*
Russell U.S. Core Equity Fund	.55%	.05%
Russell U.S. Defensive Equity Fund	.55	.05
Russell U.S. Dynamic Equity Fund	.80	.05
Russell U.S. Strategic Equity Fund	.75	.05
Select U.S. Equity Fund	.30	.05
Russell U.S. Large Cap Equity Fund	.70	.05
Russell U.S. Mid Cap Equity Fund	.80	.05
Russell U.S. Small Cap Equity Fund	.70	.05
Russell International Developed Markets Fund	.70	.05
Russell Global Equity Fund	.95	.05
Select International Equity Fund	.45	.05
Russell Emerging Markets Fund	1.15	.05
Russell Tax-Managed U.S. Large Cap Fund	.70	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	.98	.05
Russell Global Opportunistic Credit Fund	1.00	.05
Russell Strategic Bond Fund	.50	.05
Russell Investment Grade Bond Fund	.25	.05
Russell Short Duration Bond Fund	.45	.05
Russell Tax Exempt Bond Fund	.30	.05
Russell Commodity Strategies Fund**	1.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities Fund	.80	.05
Russell Multi-Strategy Alternative Fund**	1.50	.05
Russell Strategic Call Overwriting Fund	.80	.05

*	Administrative fees are assessed on Fund Complex level assets based on a tiered fee schedule.
**	Annual rates do not reflect the consolidated rates inclusive of Subsidiary Fees.

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2014.

Notes to Financial Statements 709

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

	Advisory	Administrative
Russell U.S. Core Equity Fund	$10,745,659	$930,574
Russell U.S. Defensive Equity Fund	7,256,401	628,342
Russell U.S. Dynamic Equity Fund	5,797,535	345,095
Russell U.S. Strategic Equity Fund	25,305,246	1,606,655
Select U.S. Equity Fund	91,422	14,484
Russell U.S. Large Cap Equity Fund	2,751,674	187,183
Russell U.S. Mid Cap Equity Fund	1,475,967	87,857
Russell U.S. Small Cap Equity Fund	14,959,132	1,017,466
Russell International Developed Markets Fund	31,273,734	2,127,992
Russell Global Equity Fund	31,900,142	1,599,125
Select International Equity Fund	109,186	11,530
Russell Emerging Markets Fund	31,661,568	1,310,790
Russell Tax-Managed U.S. Large Cap Fund	7,268,062	494,333
Russell Tax-Managed U.S. Mid & Small Cap Fund	2,793,443	135,732
Russell Global Opportunistic Credit Fund	14,230,320	677,498
Russell Strategic Bond Fund	37,416,731	3,564,230
Russell Investment Grade Bond Fund	4,149,076	790,483
Russell Short Duration Bond Fund	5,541,780	586,562
Russell Tax Exempt Bond Fund	3,152,096	500,270
Russell Commodity Strategies Fund	17,339,807	665,860
Russell Global Infrastructure Fund	20,416,366	777,656
Russell Global Real Estate Securities Fund	14,025,485	834,879
Russell Multi-Strategy Alternative Fund	15,088,341	479,825
Russell Strategic Call Overwriting Fund	678,036	40,365

RIMCo has agreed to certain waivers of its advisory and administrative fees as follows:

For the Russell U.S. Strategic Equity Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.59% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Strategic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $7,664,947. There were no reimbursements for the period ended October 31, 2014.

For the Select U.S. Equity Fund, RIMCo has contractually agreed, at least until February 29, 2016, to waive up to the full amount of its 0.30% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Select U.S. Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $75,499. There were no reimbursements for the period ended October 31, 2014.

For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Large Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of

710 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

the waiver for the period ended October 31, 2014 was $ 559,659. There were no reimbursements for the period ended October 31, 2014.

For the Russell U.S. Mid Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Mid Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $ 374,604. There were no reimbursements for the period ended October 31, 2014.

For the Select International Equity Fund, RIMCo has contractually agreed, at least until February 29, 2016, to waive up to the full amount of its 0.45% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell International Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $102,207. There were no reimbursements for the period ended October 31, 2014.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $ 65,234. There were no reimbursements for the period ended October 31, 2014.

For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive 0.28% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2014 was $ 3,984,489.

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2015 was $ 615,753.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive 0.27% of its 1.25% advisory fee. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) pays RIMCo an advisory fee at the annual rate of 1.25% and pays RFSC an administrative fee at the annual rate of 0.05% of the Commodity Strategies Subsidiary’s net assets(the “Commodity Strategies Fees”). Pursuant to a contractual agreement with the Russell Commodity Strategies Fund, RIMCo and RFSC have contractually agreed to permanently waive all or a portion of the advisory and administrative fees paid by the Russell Commodity Strategies Fund to RIMCo and RFSC in an amount equal to the amount of the Commodity Strategies Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo and RFSC. The total amount of the advisory waiver for the period ended October 31, 2014 was $6,411,067. The total amount of the administrative fee waiver for the period ended October 31, 2014 was $108,985.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive 0.31% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2014 was $ 5,211,529.

For the Russell Cayman Multi-Strategy Alternative Fund Ltd., a wholly-owned subsidiary of the Russell Multi-Strategy Alternative Fund (the “Multi-Strategy Alternative Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIMCo an advisory fee at the annual rate of 1.50% and pays RFSC an administrative fee at the rate of 0.05% of the Multi-Strategy Alternative Subsidiary’s net assets (the “Multi-Strategy Alternative Subsidiary Fees”). Pursuant to a contractual agreement with the Russell Multi-Strategy Alternative Fund, RIMCo and RFSC have agreed to permanently waive all or a portion of the advisory and administrative fees paid by the Russell Multi-Strategy Alternative Fund to RIMCo and RFSC in the amount equal to the amount of

Notes to Financial Statements 711

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

the Multi-Strategy Alternative Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo or RFSC. The total amount of the advisory fee waiver for the period ended October 31, 2014 was $ 498,916. The total amount of the administrative fee waiver for the period ended October 31, 2014 was $ 16,631.

For the Russell Strategic Call Overwriting Fund, RIMCo has contractually agreed, at least until February 28, 2015, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Strategic Call Overwriting Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2014 was $ 187,450.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. Transfer agency fees are class-level expenses and may differ by class. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2014 were as follows:

Amount
Russell U.S. Core Equity Fund	$1,830,483
Russell U.S. Defensive Equity Fund	1,090,404
Russell U.S. Dynamic Equity Fund	230,107
Russell U.S. Strategic Equity Fund	6,748,065
Select U.S. Equity Fund	1,341
Russell U.S. Large Cap Equity Fund	786,192
Russell U.S. Mid Cap Equity Fund	368,992
Russell U.S. Small Cap Equity Fund	3,169,943
Russell International Developed Markets Fund	6,057,119
Russell Global Equity Fund	4,577,453
Select International Equity Fund	1,068
Russell Emerging Markets Fund	4,353,590
Russell Tax-Managed U.S. Large Cap Fund	2,076,589
Russell Tax-Managed U.S. Mid & Small Cap Fund	570,090
Russell Global Opportunistic Credit Fund	1,991,470
Russell Strategic Bond Fund	10,028,147
Russell Investment Grade Bond Fund	2,213,218
Russell Short Duration Bond Fund	1,927,726
Russell Tax Exempt Bond Fund	2,101,397
Russell Commodity Strategies Fund	1,806,887
Russell Global Infrastructure Fund	2,318,915
Russell Global Real Estate Securities Fund	3,107,625
Russell Multi-Strategy Alternative Fund	1,326,237
Russell Strategic Call Overwriting Fund	169,509

Effective March 1, 2013, RFSC has contractually agreed to waive, at least through February 28, 2014, a portion of its transfer agency fees for certain classes as follows:

712 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Funds/Classes	Waivers
Russell U.S. Dynamic Equity Fund-Class	.05%
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C, E & S	.03
Russell Global Opportunistic Credit Fund-Class A, C, E & S	.09
Russell Strategic Bond Fund-Class A, C & S	.02
Russell Short Duration Bond Fund-Class A, C, E & S	.08
Russell Tax Exempt Bond Fund-Class C, E & S	.04
Russell Global Infrastructure Fund-Class A,C, E & S	.02

Effective January 1, 2014, RFSC has contractually agreed to waive, through February 28, 2015, a portion of its transfer agency fees for certain classes within Funds as follows:

Funds/Classes	Waivers
Russell Global Opportunistic Credit Fund-Class A,C,E & S	.12%
Russell Strategic Bond Fund Fund-Class A,C,E & S	.04
Russell Commodity Strategies Fund-Class A,C,E & S	.01

Effective March 1, 2014, RFSC has contractually agreed to waive, through February 28, 2015, a portion of its transfer agency fees for certain classes within Funds as follows:

Funds/Classes	Waivers
Russell U.S. Strategic Equity Fund-Class A,C,E & S	.02%
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C, E & S	.03
Russell Short Duration Bond Fund-Class A, C, E & S	.09
Russell Tax Exempt Bond Fund-Class C, E & S	.04
Russell Global Infrastructure Fund-Class A, C, E & S	.02

For the period ended October 31, 2014, the total transfer agent fee waivers are as follows:

Amount
Russell U.S. Dynamic Equity Fund	$4,574
Russell U.S. Strategic Equity Fund	674,806
Russell Tax-Managed U.S. Mid & Small Cap Fund	135,365
Russell Global Opportunistic Credit Fund	1,183,347
Russell Strategic Bond Fund	1,543,450
Russell Short Duration Bond Fund	994,769
Russell Tax Exempt Bond Fund	561,109
Russell Commodity Strategies Fund	83,842
Russell Global Infrastructure Fund	229,760

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to a distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the distribution plan. 12b-1 distribution payments are 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

Notes to Financial Statements 713

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions, for the period ended October 31, 2014, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Russell U.S. Core Equity Fund	$1,250
Russell U.S. Defensive Equity Fund	1,250
Russell U.S. Strategic Equity Fund	10
Russell U.S. Large Cap Equity Fund	1,567
Russell U.S. Mid Cap Equity Fund	108
Russell U.S. Small Cap Equity Fund	1,272
Russell International Developed Markets Fund	1,677
Russell Global Equity Fund	121
Russell Emerging Markets Fund	1,304
Russell Tax-Managed U.S. Large Cap Fund	817
Russell Tax-Managed U.S. Mid & Small Cap Fund	12
Russell Global Opportunistic Credit Fund	954
Russell Strategic Bond Fund	2,372
Russell Investment Grade Bond Fund	600
Russell Short Duration Bond Fund	3,794
Russell Tax Exempt Bond Fund	2,317
Russell Commodity Strategies Fund	7,844
Russell Global Infrastructure Fund	1250
Russell Global Real Estate Securities Fund	1,105

For the period ended October 31, 2014, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate	Class A Front-End
	Front -End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Russell U.S. Core Equity Fund	$45,488	$7,793
Russell U.S. Defensive Equity Fund	50,915	8,558
Russell U.S. Dynamic Equity Fund	15,904	2,753
Russell U.S. Strategic Equity Fund	16,865	2,917
Russell U.S. Large Cap Equity Fund	51,947	8,916
Russell U.S. Mid Cap Equity Fund	27,912	4,821
Russell U.S. Small Cap Equity Fund	46,247	7,756
Russell International Developed Markets Fund	70,667	12,834
Russell Global Equity Fund	32,910	5,652
Russell Emerging Markets Fund	74,352	12,862
Russell Tax-Managed U.S. Large Cap Fund	106,201	19,629
Russell Tax-Managed U.S. Mid & Small Cap Fund	54,682	9,147
Russell Global Opportunistic Credit Fund	13,166	2,648
Russell Strategic Bond Fund	70,798	14,487
Russell Investment Grade Bond Fund	10,877	2,220
Russell Short Duration Bond Fund	17,567	3,603
Russell Tax Exempt Bond Fund	38,394	7,362
Russell Commodity Strategies Fund	32,009	5,439
Russell Global Infrastructure Fund	37,924	6,460
Russell Global Real Estate Securities Fund	64,462	10,612
Russell Multi-Strategy Alternative Fund	19,361	3,333

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2014, were as follows:

	Russel U.S Core	Russell U.S. Defensive Equity	Russell U.S. Dynamic Equity	Russell U.S. Strategic Equity	Select U.S. Equity
	Equity Fund	Fund	Fund	Fund	Fund
Advisory fees	$813,739	$543,430	$469,649	$1,570,180	$4,211
Administration fees	70,440	47,896	27,959	142,277	5,438
Distribution fees	40,493	36,194	7,466	11,124	—
Shareholder servicing fees	13,580	12,362	2,741	23,140	—
Transfer agent fees	145,497	85,046	15,935	534,419	503

714 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

		Russell U.S.	Russell U.S.	Russell U.S.
	Russell U.S. Core	Defensive Equity	Dynamic Equity	Strategic Equity	Select U.S. Equity
	Equity Fund	Fund	Fund	Fund	Fund
Trustee fees	7,613	3,666	2,009	7,548	659
	$1,091,362	$728,594	$525,759	$2,288,688	$10,811

				Russell
			International
	Russell U.S. Large	Russell U.S. Mid	Russell U.S. Small	Developed	Russell Global
	Cap Equity Fund	Cap Equity Fund	Cap Equity Fund	Markets Fund	Equity Fund
Advisory fees	$219,069	$117,576	$1,359,620	$2,368,818	$2,570,611
Administration fees	16,776	7,821	92,476	161,182	128,881
Distribution fees	2,314	2,073	24,645	29,457	11,328
Shareholder servicing fees	293	388	14,982	24,341	13,701
Transfer agent fees	69,923	32,710	274,070	479,134	378,729
Trustee fees	883	455	3,291	17,387	9,133
	$309,258	$161,023	$1,769,084	$3,080,319	$3,112,383

			Russell Tax-	Russell Tax-	Russell Global
	Select International Russell Emerging	Managed U.S.	Managed U.S. Mid	Opportunistic
	Equity Fund	Markets Fund	Large Cap Fund	& Small Cap Fund	Credit Fund
Advisory fees	$4,584	$2,843,141	$711,244	$246,983	$965,268
Administration fees	4,388	117,799	48,378	12,094	63,830
Distribution fees	—	22,573	15,480	8,111	9,627
Shareholder servicing fees	—	16,234	13,124	3,550	8,919
Transfer agent fees	405	388,157	201,535	38,404	77,654
Trustee fees	533	3,424	1,305	586	792
	$9,910	$3,391,328	$991,066	$309,728	$1,126,090

		Russell Short
	Russell Strategic	Russell Investment	Duration Bond	Russell Tax Exempt Russell Commodity
	Bond Fund	Grade Bond Fund	Fund	Bond Fund	Strategies Fund
Advisory fees	$3,127,489	$337,461	$401,299	$317,211	$793,502
Administration fees	297,815	64,270	47,765	50,345	42,721
Distribution fees	57,924	15,121	58,573	21,102	7,922
Shareholder servicing fees	45,731	11,778	25,348	18,578	5,579
Transfer agent fees	725,069	190,443	64,550	155,335	136,314
Trustee fees	27,119	6,665	4,678	1,776	4,133
	$4,281,147	$625,738	$602,213	$564,347	$990,171

		Russell Global Real	Russell Multi-	Russell Strategic
	Russell Global	Estate Securities	Strategy	Call Overwriting
	Infrastructure Fund	Fund	Alternative Fund	Fund
Advisory fees	$1,337,155	$1,184,014	$1,221,553	$39,755
Administration fees	69,200	70,467	38,774	3,473
Distribution fees	7,591	31,642	5,580	—
Shareholder servicing fees	7,762	15,673	5,073	—
Transfer agent fees	191,235	268,571	112,947	14,581
Trustee fees	2,002	5,127	2,575	245
	$1,614,945	$1,575,494	$1,386,502	$58,054

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”). RIS is a registered broker and investment adviser and an affiliate of RIMCo. RIS uses a multi-venue trade management approach whereby RIS allocates trades among RIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment

Notes to Financial Statements 715

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Act.

During the period ended October 31, 2014, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a -7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 39 funds, Russell Investment Funds (“RIF”), which has 9 funds and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $87,000 per year (effective January 1, 2014, $96,000); each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $75,000 (effective January 1, 2014, $85,000). Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

6. Federal Income Taxes

At October 31, 2014, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

						No Expiration
Funds	10/31/2015	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Russell U.S. Defensive
Equity Fund	$—	$2,873,483	$—	$140,570,399	$—	$—	$—	$143,443,882
Russell U.S. Small Cap
Equity Fund	14,476,423	—	—	—	—	—	—	14,476,423
Russell International
Developed Markets
Fund	—	—	378,055,256	51,503,855	—	—	—	429,559,111
Select International
Equity Fund	—	—	—	—	—	53,700	88,985	142,685
Russell Tax Exempt
Bond Fund	—	438,558	—	—	525,860	50,882	1,700,709	2,716,009
Russell Multi-Strategy
Alternative Fund	—	—	—	—	—	33,254,915	—	33,254,915
Russell Strategic Call
Overwriting Fund	—	—	—	—	—	7,788,486	9,630,872	17,419,358

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

716 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

At October 31, 2014, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term gains for income tax purposes were as follows:

	Russell U.S. Core Russell U.S. Defensive Russell U.S. Dynamic Russell U.S. Strategic					Select U.S. Equity
	Equity Fund	Equity Fund		Equity Fund	Equity Fund	Fund
Cost of Investments	$1,467,536,673	$1,038,533,610		$673,036,748	$3,209,318,671	$137,146,535
Unrealized Appreciation	$371,893,363	$171,890,894		$109,622,870	$546,700,410	$6,501,368
Unrealized Depreciation	(32,815,598)	(8,927,902)		(18,495,832)	(50,123,300)	(2,782,906)
Net Unrealized Appreciation (Depreciation)	$339,077,765	$162,962,992		$91,127,038	$496,577,110	$3,718,462
Undistributed Ordinary Income	$38,982,559	$383,969		$41,213,369	$110,853,414	$193,409
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$211,362,963	$(143,443,882	) $	61,801,151	$212,639,325	$37,630
Tax Composition of Distributions
Ordinary Income	$23,794,450	$16,925,395		$58,260,616	$214,641,390	$315,245
Long-Term Capital Gains	$—	$—		$22,187,997	$56,014,418	$—

			Russell International
	Russell U.S. Large Russell U.S. Mid Cap	Russell U.S. Small Developed Markets Russell Global Equity
	Cap Equity Fund	Equity Fund	Cap Equity Fund	Fund		Fund
Cost of Investments	$367,266,919	$178,482,653	$2,336,798,312	$3,826,983,281		$2,648,642,018
Unrealized Appreciation	$69,037,879	$31,991,095	$325,469,737	$381,728,422		$758,881,135
Unrealized Depreciation	(3,453,261)	(2,778,060)	(86,548,478)	(146,050,549)		(60,261,402)
Net Unrealized Appreciation (Depreciation)	$65,584,618	$29,213,035	$238,921,259	$235,677,873		$698,619,733
Undistributed Ordinary Income	$9,943,445	$5,724,565	$21,868,432	$73,258,005		$83,607,563
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$29,055,252	$10,735,477	$147,816,389	$(429,559,111	) $	120,927,815
Tax Composition of Distributions
Ordinary Income	$15,981,828	$11,358,847	$73,176,524	$112,953,781		$29,026,686
Long-Term Capital Gains	$12,563,057	$7,629,495	$148,969,377	$—		$50,163,675

				Russell Tax-Managed		Russell Global
	Select International Russell Emerging		Russell Tax-Managed U.S. Mid & Small Cap Opportunistic Credit
	Equity Fund		Markets Fund	U.S. Large Cap Fund	Fund	Fund
Cost of Investments	$118,216,912		$2,904,864,857	$995,334,778	$248,237,893	$1,589,540,559
Unrealized Appreciation	$884,316		$349,588,989	$284,854,531	$89,468,894	$24,432,127
Unrealized Depreciation	(7,749,702)		(132,028,724)	(8,961,337)	(3,192,337)	(53,297,214)
Net Unrealized Appreciation (Depreciation)	$(6,865,386	) $	217,560,265	$275,893,194	$86,276,557	$(28,865,087)
Undistributed Ordinary Income	$469,589		$49,950,701	$6,074,029	$—	$20,373,352
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(142,685	) $	34,014,186	$56,651,428	$18,424,452	$9,072,842
Tax Composition of Distributions
Ordinary Income	$—		$15,619,289	$3,019,826	$4,371,349	$65,505,007
Long-Term Capital Gains	$—		$62,477,057	$—	$15,846,777	$5,560,896

	Russell Strategic Bond	Russell Investment Russell Short Duration Russell Tax Exempt Russell Commodity
	Fund	Grade Bond Fund	Bond Fund		Bond Fund	Strategies Fund
Cost of Investments	$7,798,631,435	$1,751,267,543	$1,202,133,103		$1,200,178,270		$996,489,863
Unrealized Appreciation	$140,767,512	$26,139,972	$4,233,473		$50,557,431		$9
Unrealized Depreciation	(53,401,973)	(9,610,924)	(7,146,026)		(1,091,181)		(294,942)
Net Unrealized Appreciation (Depreciation)	$87,365,539	$16,529,048	$(2,912,553	) $	49,466,250		$(294,933)
Undistributed Ordinary Income	$113,204,183	$18,980,875	$7,433,680		$2,550,873		$—
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$53,629,475	$10,983,358	$3,201,891		$(2,716,009	) $	—
Tax Composition of Distributions
Ordinary Income	$118,498,285	$22,612,735	$13,180,054		$39,185		$—
Tax-Exempt Income	$—	$—	$—		24,715,462		$—
Long-Term Capital Gains	$34,501,329	$—	$1,937,797		$—		$58,663

Notes to Financial Statements 717

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

	Russell Global	Russell Global Real Russell Multi-Strategy Russell Strategic Call
	Infrastructure Fund	Estate Securities Fund	Alternative Fund	Overwriting Fund
Cost of Investments	$1,699,296,214	$1,582,919,175 $	906,442,971		$65,881,827
Unrealized Appreciation	$196,945,802	$293,435,464 $	15,410,747		$23,187,957
Unrealized Depreciation	(20,000,928)	(13,107,490)	(11,109,218)		(493,585)
Net Unrealized Appreciation (Depreciation)	$176,944,874	$280,327,974 $	4,301,529		$22,694,372
Undistributed Ordinary Income	$48,919,052	$29,814,618	$26,881,411		$21,753
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$69,882,526	$89,199,694	$(33,254,915	) $	(17,419,358)
Tax Composition of Distributions
Ordinary Income	$69,052,872	$70,117,907	$9,851,950		$755,367
Long-Term Capital Gains	$30,957,023	$105,520,412	$—		$—

As permitted by tax regulations, the Funds intend to defer a late year ordinary loss incurred from January 1, 2014 to October 31, 2014 and treat it as arising in the fiscal year 2015. As of October 31, 2014, Russell Commodity Strategies and Russell Tax Managed Mid& Small Cap Funds had deferred ordinary losses of 8,401,501 and 1,239,684 respectively.

7. Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility. Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended October 31, 2014, the Funds presented herein did not borrow or lend through the interfund lending program.

8. Record Ownership

As of October 31, 2014, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders		%
Russell U.S. Core Equity Fund		2		27.6
Russell U.S. Defensive Equity Fund		2		34.4
Russell U.S. Dynamic Equity Fund		3		73.5
Russell U.S. Strategic Equity Fund		1		11.3
Select U.S. Equity Fund		3		46.7
Russell U.S. Mid Cap Equity Fund		1		13.6
Russell U.S. Small Cap Equity Fund		1		10.5
Russell Global Equity Fund		1		10.8
Select International Equity Fund		2		34.5
Russell Tax-Managed U.S. Large Cap Fund		1		15.4
Russell Tax-Managed U.S. Mid & Small Cap Fund		1		10.1
Russell Global Opportunistic Credit Fund		1		10.3
Russell Strategic Bond Fund		1		13.6
Russell Short Duration Bond Fund		1		11.6
Russell Tax Exempt Bond Fund		1		16.2
Russell Global Infrastructure Fund		1		11.6
Russell Multi-Strategy Alternative Fund		1		11.0

9. Restricted Securities

718 Notes to Financial Statements

Russell Investment Company Russell Funds

Notes to Financial Statements, continued — October 31, 2014

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.
A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.
See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

10. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten funds: the Russell Commodity
Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global
Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell
Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment
Company Act, as amended, for the alleged payment of excessive investment management fees to RIMCo. On December 8, 2014,
Fred McClure files a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging the RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount of excessive compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

11. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted the following items requiring additional disclosure:
A special meeting of the Funds’ shareholders was held on November 3, 2014 and November 25, 2014 in order for shareholders to vote on two proposals:
1. For all Funds, to approve a new investment advisory agreement between RIMCo and each Fund, as a result of a transaction involving the sale of RIMCo’s parent company to the London Stock Exchange Group PLC (“LSEG”) (the “Post-Transaction
Agreement”).
2. For all Funds except the Russell Strategic Call Overwriting, Select U.S. Equity and Select International Equity Funds, to approve a new investment advisory agreement between RIMCo and each Fund that reflects updated terms and, if approved by shareholders, would go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transaction is not consummated, would replace the Funds’ existing investment advisory agreement (together with the “Post-Transaction Agreement,” the “New
Advisory Agreements”). Specifically, this agreement would provide RIMCo with greater flexibility in managing the Funds and update the Funds’ existing agreement to reflect current industry practices.
On December 2, 2014, FRC and its subsidiaries, including RIMCo, became wholly-owned subsidiaries of LSEG. LSEG is a diversified international exchange group.
The New Advisory Agreements were approved by the shareholders of each Fund, as applicable, and went into effect upon consummation of the transaction on December 2, 2014.
On November 3, 2014, the Board declared dividends payable from net investment income. Dividends will be payable on November
5, 2014, to shareholders of record on November 4, 2014.
On December 1, 2014, the Board declared dividends payable from net investment income. Dividends will be payable on December
3, 2014, to shareholders of record on December 2, 2014.
On December 19, 2014, the Board declared dividends payable from net investment income. Dividends will be payable on December
23, 2014, to shareholders of record on December 22, 2014.

Notes to Financial Statements 719

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic Equity Fund, Select U.S. Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell International Developed Markets Fund, Russell Global Equity Fund, Select International Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund and its subsidiary, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, Russell Multi-Strategy Alternative Fund and its subsidiary and Russell Strategic Call Overwriting Fund (twenty-four of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two years in the period then ended, as applicable, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

720 Report of Independent Registered Public Accounting Firm

Russell Investment Company Russell Funds

Tax Information — October 31, 2014 (Unaudited)

For the tax year ended October 31, 2014, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2014, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	51.7%
Russell U.S. Defensive Equity Fund	100.0%
Russell U.S. Dynamic Equity Fund	18.0%
Russell U.S. Strategic Equity Fund	36.6%
Russell U.S. Large Cap Equity Fund	43.0%
Russell U.S. Mid Cap Equity Fund	29.2%
Russell U.S. Small Cap Equity Fund	81.8%
Russell International Developed Markets Fund	0.0%
Russell Global Equity Fund	27.7%
Russell Emerging Markets Fund	0.0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0%
Russell Global Opportunistic Credit Fund	0%
Russell Strategic Bond Fund	0%
Russell Investment Grade Bond Fund	0%
Russell Short Duration Bond Fund	0%
Russell Tax Exempt Bond Fund	0%
Russell Commodity Strategies Fund	0%
Russell Global Infrastructure Fund	15.0%
Russell Global Real Estate Securities Fund	0%
Russell Multi-Strategy Alternative Fund	5.2%
Russell Strategic Call Overwriting Fund	100.0%
Select U.S. Equity Fund	93.9%
Select International Equity Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2014:

Russell U.S. Small Cap Fund	$148,969,377
Russell U.S. Strategic Equity Fund	56,014,418
Russell U.S. Mid Cap Equity Fund	7,629,495
Russell U.S. Large Cap Equity Fund	12,563,057
Russell U.S. Dynamic Equity Fund	22,187,997

Tax Information 721

Russell Investment Company Russell Funds

Tax Information — October 31, 2014 (Unaudited)

Russell Tax-Managed U.S. Mid & Small Cap Fund	15,846,777
Russell Global Opportunistic Credit Fund	5,560,896
Russell Strategic Bond Fund	34,501,329
Russell Short Duration Bond Fund	1,937,797
Russell Global Infrastructure Fund	30,957,023
Russell Global Equity Fund	50,163,675
Russell Global Real Estate Securities Fund	105,520,412
Russell Emerging Markets Fund	62,477,057
Russell Commodity Strategies Fund	58,663

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share
Russell International Developed Markets Fund	$6,434,869	$0.0563	$133,019,556	$1.1632
Russell Global Equity Fund	2,598,684	0.0092	44,673,595	0.158
Russell Emerging Markets Fund	8,275,754	0.0517	51,663,213	0.3225
Russell Global Infrastructure Fund	2,304,526	0.0168	39,903,634	0.2914
Russell Global Real Estate Securities Fund	1,669,624	0.037	28,481,026	0.6315
Select International Equity Fund	43,041	0.0036	553,134	0.0466

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $24,715,462 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2014.

722 Tax Information

Russell Investment Company Russell Funds

Affiliated Brokerage Transactions — October 31, 2014 (Unaudited)

As mentioned in the Note 5 in the Notes to Financial Statements contained in this annual report, the Funds utilize Russell Implementation Services Inc. (“RIS”) and its independent brokers. RIS is a registered broker dealer and investment adviser and an affiliate with RIMCo. Trades placed through RIS and its independent brokers are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves or (iii) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIMCo has authorized RIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading on behalf of the Funds.

Amounts retained by RIS for the period ended October 31, 2014 were as follows:

Affiliated Broker	Fund Name	2014
RIMCo
	Russell U.S. Core Equity Fund	$27,635
	Russell U.S. Defensive Equity Fund	99,603
	Russell U.S. Dynamic Equity Fund	69,454
	Russell U.S. Strategic Equity Fund	23,096
	Russell U.S. Large Cap Equity Fund	3,858
	Russell U.S. Mid Cap Equity Fund	7,869
	Russell U.S. Small Cap Equity Fund	623,703
	Russell International Developed Markets Fund	1,116,825
	Russell Global Equity Fund	134,690
	Russell Emerging Markets Fund	640,228
	Russell Tax-Managed U.S. Large Cap Fund	89,787
	Russell Tax-Managed U.S. Mid & Small Cap Fund	88,692
	Russell Strategic Bond Fund	265,657
	Russell Investment Grade Bond Fund	162,934
	Russell Short Duration Bond Fund	105,209
	Russell Global Infrastructure Fund	575,051
	Russell Global Real Estate Securities Fund	228,920

Affiliated Brokerage Transactions 723

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Existing Investment Advisory Agreements ( for all Funds except the Select U.S. Equity and Select International Equity Funds)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreements with RIMCo (the “Existing Agreements”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) on at least an annual basis and that the terms and conditions of each Existing Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing Agreements and the portfolio management contracts at a meeting held in person on May 19-20, 2014 (the “Existing Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; (2) information and reports prepared by RIMCo relating to the profitability of each Fund to RIMCo; (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of certain of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds; and (4) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of certain Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing Agreements and portfolio management contracts are collectively called the “Existing Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the Existing Agreements and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

At a meeting held in person on April 29, 2014 (the “Existing Agreement Information Review Meeting,” and together with the Existing Agreement Evaluation Meeting, the “Existing Agreement Evaluation Meetings”), the Independent Trustees in preparation for the Existing Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present to review the Existing Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Existing Agreement Evaluation Information. At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Existing Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing Agreements and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Existing Agreement Evaluation Meetings as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Existing Agreement Evaluation Meetings is included in the Existing Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Existing Agreement Evaluation Information received from RIMCo and management at the Existing Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

724 Basis for Approval of Investment Advisory Contracts

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

In evaluating the portfolio management contracts, the Board considered that each of the Funds (the “Manager-of-Managers Funds”), other than the Russell Strategic Call Overwriting Fund, employs a manager-of-managers method of investment and RIMCo’s advice that such Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Strategic Call Overwriting Fund, which is currently managed only by RIMCo. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Manager Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a Manager-of-Managers Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager in the case of Manager-of-Managers Funds) is responsible under the Existing Agreements for determining, implementing and maintaining the investment program for each Fund. Assets of each Manager-of-Managers Fund generally have been allocated among the multiple discretionary Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages the investment of each Manager-of-Managers Fund’s cash and also may manage directly any portion of each Manager-of-Managers Fund’s assets that RIMCo determines not to allocate to the discretionary Money Managers and portions of a Manager-of-Managers Fund during transitions between Money Managers. RIMCo also may manage portions of a Manager-of-Managers Fund based upon model portfolios provided by non-discretionary Money Managers. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing Agreements.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Manager-of-Managers Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Manager-of-Managers Funds is to construct and manage diversified portfolios in a risk-aware manner. Each discretionary Money Manager for a Manager-of-Managers Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Manager-of-Managers Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Manager-of-Managers Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for a Manager-of-Managers Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Manager-of-Managers Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Manager-of-Managers Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Manager-of-Managers Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Manager-of-Managers Fund.

The Board considered that the prospectuses for the Manager-of-Managers Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each such Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Manager-of-Managers Fund. The Board further considered that Manager-of-Managers Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the structure of the Manager-of-Managers Funds.

Basis for Approval of Investment Advisory Contracts 725

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board also considered the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Manager-of-Managers Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the structure of the Manager-of-Managers Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the Existing Agreements, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2. The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund;

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund; and

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the past year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds from such changes. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). FRC, in turn, is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the Existing Agreement Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo has advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Existing Agreement Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Existing Agreement Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Funds or the structure of the Manager-of-Managers Funds. However, the Board received no assurances in this regard directly from NM. Any Transaction would result, among other things, in an assignment and termination of the Existing Agreements, as required by the 1940 Act, and by the terms and conditions of the Existing Agreements. In the event of a Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Post-Transaction Agreement”) for the Existing Agreements and thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. At the Existing Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London Stock Exchange Group plc regarding a possible Transaction. At both of the Existing Agreement Evaluation Meetings, the Board discussed with RIMCo the need to assure continuity of services required for the Funds’ operations.

As noted above, RIMCo, in addition to managing the investment of each Manager-of-Managers Fund’s cash, may directly manage a portion of certain Manager-of-Managers Funds (the “Participating Funds”) pursuant to the relevant Existing Agreement, the

726 Basis for Approval of Investment Advisory Contracts

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

actual allocation being determined from time to time by the Participating Funds’ RIMCo portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors and assesses Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Fund characteristics consistent with the Funds’ investment objectives and strategies. For U.S. equity Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector). For non-U.S. equity, global infrastructure and global real estate Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector or region). For fixed-income and alternative Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning, or interest rates). For all Funds, fund characteristics may be managed to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for each Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, exchange-traded funds, exchange-traded notes, REITs, short-term investments and/or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/ return profile for the Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may choose to use the cash equitization process to manage Fund characteristics in order to seek to achieve the desired risk/return profile for the Fund. RIMCo also may manage Fund assets directly to effect a Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money Managers, increase Fund cash reserves or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Manager-of-Managers Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Funds to carry out their investment programs. At the Existing Agreement Evaluation Meetings, RIMCo advised the Board of a likely expansion of its Direct Management Services. In connection with this expansion, RIMCo stated that it may provide Direct Management Services to additional Funds and expected that a larger portion of certain Funds, including the Russell Tax-Managed U.S. Mid & Small Cap Fund, will be managed directly by RIMCo pursuant to the Direct Management Services. Additional Funds to be managed pursuant to the Direct Management Services may include some or all fixed income Funds. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Funds; the limited amount of assets that to the date of the Existing Agreement Evaluation Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Fund assets as part of the Direct Management Services or otherwise.
In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Existing Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the Russell U.S. Dynamic Equity Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund and Russell Multi-Strategy Alternative Fund each had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the

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latest fiscal years for the Expense Universe funds. The Board considered that the actual Advisory Fee for each of the Russell Global Real Estate Securities Fund and Russell Multi-Strategy Alternative Fund was less than 5 basis points from the third quintile of its Expense Universe. The Board further considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and, in the case of the Manager-of-Managers Funds, management of portfolio transition costs when Money Managers are added, terminated or replaced.

RIMCo also observed that its “margins” in providing investment advisory services to the Manager-of-Managers Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Manager-of-Managers Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

RIMCo attributed the high relative actual Advisory Fees of the Russell U.S. Dynamic Equity Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, and Russell Tax-Managed U.S. Large Cap Fund to the practice among smaller Expense Universe funds to apply expense waivers intended to improve their total expense comparisons first to investment advisory fees, making meaningful comparisons of actual advisory fees difficult. In addition, RIMCo noted that very few of the Comparable Funds in the Russell Tax-Managed U.S. Large Cap Fund’s Expense Universe offer the tax-managed characteristics of the Fund.

RIMCo attributed the high relative actual Advisory Fee of the Russell Tax-Managed U.S. Mid & Small Cap Fund to the fact that none of the Expense Universe funds offers any of the tax-managed characteristics of the Fund.

RIMCo attributed the high relative actual Advisory Fees of the Russell Short Duration Bond Fund and Russell Commodity Strategies Fund to significant changes in their respective Expense Universes during the past year that adversely affected their Expense Universe rankings.

With respect to the Russell Global Infrastructure Fund, RIMCo noted that its Advisory Fee reflected an expectation that additional Money Managers would be engaged following the Fund’s launch and that the Money Managers would require fees reflecting the market for the particular skills and expertise to conduct the Fund’s investment program. RIMCo noted further than an additional Money Manager was hired in February 2014. The Board considered RIMCo’s advice at the Existing Agreement Evaluation Meeting that, in response to discussions with the Board at the Existing Agreement Information Review Meeting, it would implement a voluntary Advisory Fee waiver of 2 basis points for the Russell Global Infrastructure Fund, effective June 1, 2014. If the new voluntary fee waiver had been in effect during the period covered by the Third-Party Information, the Fund’s Advisory Fee would have been less than 5 basis points from the third quintile of the Fund’s Expense Universe. The voluntary Advisory Fee waiver may be terminated unilaterally by RIMCo at any time.

With respect to the Russell Commodity Strategies Fund, RIMCo noted that the Fund is the only multi-manager fund in the Expense Universe and, as such, offers a unique value proposition which justifies its higher relative actual Advisory Fee. The Board also considered RIMCo’s advice at the Existing Agreement Evaluation Meeting that, in response to discussions with the Board at the Existing Agreement Information Review Meeting, it would implement a voluntary Advisory Fee waiver of 3 basis points for the Russell Commodity Strategies Fund, effective June 1, 2014. The voluntary Advisory Fee waiver may be terminated unilaterally by RIMCo at any time.

With respect to the Russell Global Opportunistic Credit Fund, RIMCo noted that, unlike other funds in its Expense Universe, the Fund provides investors with a broad array of aggressive fixed income investing strategies generally not comparable to the other funds in its Expense Universe and that the Fund’s higher relative actual Advisory Fee is justified by this broader strategy.

Based upon information provided by RIMCo, the Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board considered, among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds as well as net Fund redemptions or purchases in recent years.

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The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell U.S. Dynamic Equity Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Short Duration Bond Fund, Russell Strategic Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Tax Exempt Bond Fund, Russell Tax-Managed U.S. Large Cap Fund, and Russell Global Infrastructure Fund each ranked in the fourth or fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. The total expenses for each of the other Funds ranked in the third quintile of its Expense Universe, or better. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. In the case of each of the aforementioned Funds other than the Russell Tax Exempt Bond Fund, a significant factor in the Fund’s total expense ranking was the Fund’s Advisory Fee when compared to the investment advisory fees of other Expense Universe funds. The Board considered that the total expenses for each of the Russell Tax-Managed U.S. Large Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, and Russell Tax Exempt Bond Fund were within 5 basis points or less from the third quintile of the Fund’s Expense Universe. With respect to each of the other Funds with total expenses ranked in the fourth or fifth quintile of their Expense Universes, RIMCo expressed its belief that the Funds’ overall expense ratio was reasonable, notwithstanding the Third-Party Information comparisons. RIMCo provided explanations of the high relative total expense for certain Funds.

With respect to the Russell U.S. Dynamic Equity Fund, the Board considered RIMCo’s explanation that the Fund’s expense ratio increased by approximately 5 basis points as a result of a full year of an increase to the Fund’s contractual expense limitation amount.

With respect to the Russell Tax-Managed U.S. Mid & Small Cap Fund, the Board considered RIMCo’s advice that none of the funds in its Expense Universe pursued a tax-managed or tax-aware strategy comparable to the Fund’s strategy. RIMCo expressed its belief that the higher relative total expenses are justified by the Fund’s strategy.

With respect to the Russell Commodity Strategies Fund, the Board considered RIMCo’s expressed belief that, because of the small size of the Fund’s Expense Universe, any change in the number of Comparable Funds may be expected to have, and has had, an impact on the ranking of the Fund’s total expenses. In addition to the sensitivity and volatility of the Expense Universe to constituent changes, RIMCo again noted that the Fund was the only multi-manager fund in its Expense Universe and offers a unique value proposition to its peers, justifying its relatively higher total expense ratio. The Board also considered RIMCo’s advice at the Existing Agreement Evaluation Meeting that it would implement a voluntary Advisory Fee waiver of 3 basis points, effective June 1, 2014 and that the waiver would have a beneficial impact on the Fund’s expense ratio while in effect.

With respect to the Russell Global Opportunistic Credit Fund, the Board considered information provided by RIMCo comparing the Fund’s total expenses to a “custom” peer group selected by RIMCo believed to be more comparable to the Fund. This comparison showed somewhat improved comparative results but the Fund still ranked in the fourth quintile of this custom peer group.

With respect to the Russell Strategic Bond Fund, the Board considered that, effective January 1, 2014, the contractual waiver of certain transfer agency fees was increased, which would reduce the Fund’s expense ratio for Class S shares by approximately 2 basis points.

With respect to the Russell Short Duration Bond Fund, the Board considered that an additional 3 basis points of transfer agency fees for classes A, C, E, and S would be waived, effective May 1, 2014.

With respect to the Russell Global Infrastructure Fund, the Board considered RIMCo’s advice at the Existing Agreement Evaluation Meeting that it would implement a voluntary Advisory Fee waiver of 2 basis points, effective June 1, 2014 and that the waiver would have a beneficial impact on the Fund’s expense ratio while in effect.

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On the basis of the Existing Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Existing Agreement Evaluation Meetings by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund in light of various factors, including the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure.

The Board concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund, the performance of each of the Funds would be consistent with continuation of its Existing Agreement. The Board, in assessing the performance of Funds with at least three years of performance history, focused upon performance for the 3-year period ended December 31, 2013 as most relevant but also considered Fund performance for the 1-year and, where applicable, 5-year periods ended such date. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Manager-of-Managers Funds, including changes in Money Managers, and, in the case of Participating Funds, RIMCo’s implementation of its Direct Management Services, which may not yet be fully reflected in Fund investment results.

With respect to the Russell U.S. Core Equity Fund, the Third-Party Information showed that the Fund’s performance for the 3-year period ended December 31, 2013 was in the fourth quintile of its Performance Universe, but that its performance for the 1- and 5-year periods ended such date was in each case in the third quintile of its Performance Universe. In the 3-year period, RIMCo noted, among other things, that the Fund’s overweight to high beta stocks and stocks with positive price momentum detracted from the Fund’s relative performance as that category underperformed.

With respect to the Russell Commodity Strategies Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 1-year period ended December 31, 2013, but was ranked in the fourth quintile of the Performance Universe for the 3-year period ended such date. RIMCo advised the Board that the Fund’s underperformance relative to some other funds in the Performance Universe was primarily attributable to differences in the Comparable Funds’ benchmarks and performance objectives. Additionally, several constituent funds in the Performance Universe seek to improve performance relative to their benchmarks by investing in lower quality credit instruments while the Fund maintains an average credit rating of AA or better. RIMCo noted that the Fund outperformed its benchmark in the 3-year period.

With respect to the Russell Tax Exempt Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2013, but was ranked in the first quintile of the Performance Universe for the 1-year period ended such date. The Board considered RIMCo’s explanation of the Fund’s relative underperformance for the 3- and 5-year periods. Among other things, RIMCo noted that the Comparable Funds’ tendency to maintain longer portfolio durations than the Fund generally maintains in its portfolio was a benefit for the Comparable Funds during interest rate rallies during the periods.

With respect to the Russell Strategic Bond Fund, the Third-Party Information showed that the Fund’s performance for each of the 1-, 3- and 5-year periods ended December 31, 2013 was ranked in the fourth quintile of its Performance Universe. RIMCo noted that the credit quality of the Fund’s portfolio is significantly higher than the portfolio credit quality of its Comparable Funds. Lower quality credit outperformed higher quality credit as credit markets rallied over the 3-year performance measurement period. RIMCo noted that the Fund outperformed its benchmark in each of the 1-, 3- and 5-year periods.

With respect to the Russell Global Real Estate Securities Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 1- and 5-year periods ended December 31, 2013, but was ranked in the fourth quintile of the Performance Universe for the 3-year period ended such date. RIMCo attributed the relative underperformance for

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the 3-year period to the Fund’s exposure to Asia property developers, particularly Hong Kong and Singapore, based on Money Manager favorable views of their share valuations and growth expectations for the regions.

With respect to the Russell Investment Grade Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2013, but was ranked in the third quintile for the 5-year period ended such date. The Board considered that RIMCo attributed the relative underperformance for the 3-year period primarily to the fact that the Comparable Funds tend to have meaningfully lower credit quality than the Fund and its benchmark.

With respect to the Russell Multi-Strategy Alternative Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2013. The Board considered that RIMCo attributed the relative underperformance to differences in benchmarks, performance objectives and the types of strategies employed. The Board considered RIMCo’s explanation that the primary goal of the Fund is to outperform its benchmark while maintaining a lower volatility and lower correlation to global equity markets, whereas many of the constituents in the Fund’s custom peer group are benchmarked to equity or hedge fund indices. In this regard, RIMCo noted that relative to peers the Fund maintained significantly less exposure to U.S. equities, which rallied during the period.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner. The Board also considered the Money Manager changes that have been made since 2012 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services, which continue to evolve in nature and scope, was not yet fully reflected in the Fund’s investment results. Lastly, the Board considered potential new strategies discussed at the Existing Agreement Evaluation Meetings and prior Board meetings that may be employed by RIMCo in respect of certain Funds.

After considering the foregoing and other relevant factors, the Board concluded in respect of each Fund that continuation of its Existing Agreement would be in the best interests of such Fund and its shareholders and voted to approve the continuation of each Existing Agreement.

At the Existing Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements. The Existing Agreement Evaluation Information described, and at the Existing Agreement Evaluation Meetings the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Existing Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Funds in their registration statements. The Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Funds and percentage of Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Fund portfolio transactions. The CCO and RIMCo do not obtain, and the Existing Agreement Evaluation Information therefore did not include, information regarding the value of soft dollar benefits derived by Money Managers from Fund portfolio transactions. At the Existing Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the Board at the May 2014 meeting. RIMCo recommended that each of the other Money Managers be retained at its current or a reduced fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the

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anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Existing Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the Existing Agreements or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequent to the Existing Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 20, 2014 to effect Money Manager changes for the Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Global Real Estate Securities Fund, Russell U.S. Dynamic Equity Fund and Russell Global Opportunistic Credit Fund. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Fund assets to the Money Manager. The Trustees also considered their findings at the Existing Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Funds, and the fact that the aggregate Advisory Fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Subsequent to the Existing Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on August 26, 2014 to effect Money Manager changes for the Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Global Infrastructure Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Emerging Markets Fund and Russell International Developed Markets Fund. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Fund assets to the Money Manager. The Trustees also considered their findings at the Existing Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Funds, and the fact that the aggregate Advisory Fees paid by the Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

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Initial Approval of the Investment Advisory Agreements for the Select U.S. Equity and Select International Equity Funds

In the case of new Funds, the 1940 Act requires that the Board, including a majority of the Independent Trustees voting separately, initially approve the advisory agreements with RIMCo (the “New Fund Agreements”), and approve the continuation of each New Fund Agreement on at least an annual basis, and that the terms and conditions of each New Fund Agreement provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, initially considered and approved the adoption of the New Fund Agreements for the Select U.S. Equity Fund and the Select International Equity Fund (the “New Funds”) at a meeting held in person on February 25, 2014 (the “New Fund Agreement Evaluation Meeting”).

In preparation for the review, the Board, including the Independent Trustees, considered (1) information and reports prepared by RIMCo relating to the services proposed to be provided by RIMCo (and its affiliates) to the New Funds, including the fact that the New Funds do not employ a multi-manager approach and that RIMCo will trade securities and other financial instruments directly on behalf of the New Funds; and (2) information prepared by RIMCo, not an independent source, comparing the proposed fees and expenses of the New Funds with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the New Funds (the “RIMCo Comparable Funds”). The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the New Fund Agreements are collectively called the “New Fund Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Other Russell Funds with respect to services provided by RIMCo and RIMCo’s affiliates, and advice previously received from counsel to the Funds and counsel to the Independent Trustees regarding the Trustees’ responsibilities in considering the New Fund Agreements.

At the New Fund Agreement Evaluation Meeting, the Board was advised that RIMCo’s goal with respect to the New Funds was to construct and manage portfolios utilizing a smart-beta strategy, which generally is viewed as a combination or blend of active and passive strategies, to address the defined contribution market and the registered investment advisor market. The Board considered RIMCo’s advice that it is expected that certain “funds of funds” also managed by RIMCo will pursue their investment objectives by investing in the New Funds, among other underlying Funds, and that the New Funds are expected to provide lower advisory fees and total expense ratios, along with lower excess returns and tracking error targets than pure active funds with a stock selection component.

Based upon the New Fund Agreement Evaluation Information, including presentations by RIMCo at the New Fund Agreement Evaluation Meeting, the Trustees considered, with respect to each New Fund, various specific factors in evaluating approval of the New Fund Agreements, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the New Fund by RIMCo;

2. The advisory fee paid by the New Fund to RIMCo (the “Advisory Fee”);

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the New Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses to be incurred by the New Fund; and

5. Information provided by RIMCo as to the profits that RIMCo expects to derive from its operations with respect to the New Fund.

The Board noted, among other things, that as newly organized funds, the New Funds, at the time of the New Fund Agreement Evaluation Meeting, had no historical operating, performance, expense ratio or profitability information. Moreover, the Board noted, in considering the structure of the Advisory Fee and whether economies of scale are reflected appropriately, the uncertainties as to the Funds’ ability to attract assets.

On the basis of the New Fund Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the New Fund Agreement Evaluation Meeting by RIMCo, the Board, in respect of each New Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee rate and structure to be charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the projected relative expense ratio of the New Fund was comparable to those of its RIMCo Comparable Funds; (3) other benefits and fees expected to be received by RIMCo or its

Basis for Approval of Investment Advisory Contracts 733

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

affiliates from the New Fund were not excessive; and (4) RIMCo’ projected profitability with respect to the New Fund was not excessive in light of the expected nature, scope and overall quality of the investment management and other services to be provided by RIMCo.

After considering the foregoing and other relevant factors, the Board concluded that approval of the New Fund Agreements would be in the best interests of each New Fund and voted to approve the New Fund Agreement for each New Fund.

Approval of the Post-Transaction Agreement (for all Funds)

On May 20, 2014, London Stock Exchange Group plc (“LSEG”) announced that it had entered into exclusive discussions with NM for the potential acquisition of FRC although there was no certainty that any agreement for a transaction would be reached. On June 26, 2014, the Board was advised by FRC, and LSEG publicly announced, that LSEG had entered into a definitive agreement and plan of merger to acquire FRC, including both its index and investment management businesses. In its announcement (the “LSEG Announcement”), LSEG stated, among other things, that the investment management business would be the subject of “a comprehensive review to determine its positioning and fit with the Group” and that LSEG is “committed to maintaining a clear focus on client service, fund performance and management and employee stability, whilst ensuring appropriate standalone governance.” On June 27, 2014, the Board met by conference telephone call to discuss preliminarily the LSEG Announcement with representatives of FRC, RIMCo and LSEG.

In preparation for its evaluation of the Post-Transaction Agreement, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction Agreement. In their requests for such information, the Independent Trustees advised RIMCo of their intention to rely upon the Existing Agreement Evaluation Information and New Fund Agreement Evaluation Information in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information and New Fund Agreement Evaluation Information continued to be accurate and complete as of July 29, 2014. The Independent Trustees requested that RIMCo provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIMCo and LSEG to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement hereinafter is referred to collectively as the “Post-Transaction Agreement Evaluation Information.”

At a meeting held in person on July 17, 2014 (the “Post-Transaction Agreement Information Review Meeting”), the Board in further preparation for its evaluation of the Post-Transaction Agreement reviewed Post-Transaction Agreement Evaluation Information received to the date of that Meeting, first with senior representatives of FRC, RIMCo, Fund management and LSEG, and then in a private session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, and, on the basis of that review, requested additional information regarding the Transaction and its impact on RIMCo and the Funds.

The Board met in person on July 29, 2014 to consider approval of the Post-Transaction Agreement (the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees first met to review additional Post-Transaction Agreement Information received to that date with representatives of FRC, RIMCo, Fund management, and LSEG. Presentations made by FRC, RIMCo and LSEG at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Transaction Board Meetings is included in the Post-Transaction Agreement Evaluation Information. Presentations made by FRC, RIMCo and LSEG at the Transaction Board Meetings are included in the Post-Transaction Agreement Evaluation Information. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, to review additional Post-Transaction Agreement Evaluation Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction Agreement reflected the Post-Transaction Agreement Evaluation Information and other information received by the Board during the course of the year or prior years (including the Existing Agreement Evaluation Information and New Fund Agreement Evaluation Information, as supplemented by RIMCo through the date of the Post-Transaction Agreement Evaluation Meeting) and the findings made by the Board in respect of the Existing Agreement and New Fund Agreements at the Existing Agreement Evaluation Meeting and the New Fund Agreement Evaluation Meeting (together with the Existing Agreement Evaluation Meeting, the “Existing Agreement Evaluation Meetings”). The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other Russell Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board noted the short period of time since the Existing

734 Basis for Approval of Investment Advisory Contracts

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Agreement Evaluation Meetings and that information provided by RIMCo to update and supplement the Existing Agreement Evaluation Information and New Fund Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting did not affect the conclusions reached by the Board at either of the Existing Agreement Evaluation Meetings.

In approving the Post-Transaction Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the reputation, financial strength and resources of LSEG;

(2) LSEG is a diversified international market infrastructure and capital markets business;

(3) LSEG’s advice that it has a strong track record of successful acquisitions and owning regulated businesses and that its regulatory and compliance history is strong;

(4) LSEG is not engaged in the mutual fund or investment management businesses, with the result that there will be no overlap of mutual fund products to address in the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(5) LSEG’s advice that the outcome of the comprehensive review and its effect on FRC’s investment management business would not be prejudged and that one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities;

(6) LSEG’s assurances that there were no circumstances that could be envisaged at the time of the Post-Transaction Agreement Evaluation Meeting under which the Funds may be left without an investment manager to conduct their investment programs and that, whatever the outcome of the comprehensive review and for as long as it owns the FRC investment management business, it is committed to maintaining the existing clear focus on client service and fund performance in FRC’s investment management business;

(7) LSEG’s stated intention that the FRC investment management business will operate independently of the rest of LSEG and its expectation that the impact of the Transaction on the Funds will be broadly neutral, with no material improvements or disadvantages, although the Funds may benefit to some extent from the ownership of the FRC investment management business by a company with world class technology, operational competencies, and financial strength;

(8) LSEG’s advice that, as part of the comprehensive review, it will provide continued strong support and investment for growth and innovation, and pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business while also focusing on maintaining strong management and employee continuity;

(9) the Post-Transaction Agreement Evaluation Information did not identify any conflicts of interest that would arise following completion of the Transaction but LSEG did advise the Board that it is continuing to work with FRC to establish the scope of affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate. The Board was advised that it would be apprised of any material issues that are subsequently identified.

(10) LSEG’s expectation that there will be no diminution in the nature, scope and overall quality of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services, as a result of the Transaction. In this regard, the Post-Transaction Agreement Evaluation Information stated, among other things:

•	LSEG intends to maintain the existing nature and quality of services provided to the Funds by RIMCo.

•	In connection with or as a result of the Transaction, LSEG anticipates that RIMCo will maintain the resources, operations, staffing and other functions required for the operation or administration of the Funds.

•	No changes are expected by LSEG in RIMCo’s investment strategies and practices in respect of the Funds as a result of the Transaction, including the manager-of-managers structure employed by the Funds (except the Select U.S. Equity, Select
International Equity and Russell Strategic Call Overwriting Funds) that are not Funds of Funds (the “Manager-of-Managers Funds”)
and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds.

Basis for Approval of Investment Advisory Contracts 735

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

(11) advice from RIMCo and LSEG that there is no intention to propose any immediate changes to any of the Funds’ third-party service providers, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(12) at the New Fund Agreement Evaluation Meeting, the Board had performed an initial review of the New Fund Agreements, and at its April 29, 2014 meeting and the Existing Agreement Evaluation Meeting, the Board had performed a full annual review of the Existing Agreement, each as required by the 1940 Act, and had approved or reapproved each Existing Agreement, concluding, among other things, that the Advisory Fee for each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and/or expected to be provided, to the Fund;

(13) the terms and conditions of the Post-Transaction Agreement are substantially the same as those of the Existing Agreement, which will terminate automatically upon completion of the Transaction, and the Post-Transaction Agreement will not change any Fund’s Advisory Fee (on a contractual or actual basis), expense ratio, profitability, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund;

(14) FRC and/or its affiliates and LSEG, not the Funds, will bear all costs of meetings, preparation of proxy materials and solicitation in connection with obtaining approvals of the Post-Transaction Agreement;

(15) there will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight;

(16) LSEG’s assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Funds within the meaning of Section 15(f) of the 1940 Act;

(17) the Board’s belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds); and

(18) the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that, at the current expense ratio of each Manager-of-Managers Fund, there would likely be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy selected by shareholders in purchasing their shares of Manager-of-Managers Funds which employ a manager-of-managers structure or Funds of Funds that indirectly employ a manager-of-managers strategy through their investments in the Underlying Funds.

In evaluating the Post-Transaction Agreement, the Board considered the possibility that, depending upon the results of the comprehensive review, the FRC investment management business would be conducted pursuant to the Post-Transaction Agreement as an independent part of the LSEG organization following completion of the Transaction, without any significant diminution expected in the nature, scope and overall quality of services provided to the Funds, and without any expected effect on the Funds’ Advisory Fees (contractual or actual), expenses, profitability, economies of scale, or other fees or benefits to FRC or RIMCo or their affiliates from their Fund relationships. However, the Independent Trustees were unable on the basis of the Post-Transaction Agreement Evaluation Information to determine the outcome of the comprehensive review or its effects, if any, on the FRC investment management business generally or on any of the investment advisory and other services that RIMCo and other FRC affiliates provide to the Funds under the Existing Agreement. Among other things, the Board could not determine whether or for how long FRC’s investment management business will continue as part of the LSEG organization following conclusion of the comprehensive review. In its deliberations, the Board considered the above and other relevant factors in light of the uncertain outcome and effects of the comprehensive review and, consequently, identified the principal factor in determining whether to approve the Post-Transaction Agreement as the need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing Agreement upon completion of the Transaction. No other single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the Post-Transaction Agreement and each Board member attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. After careful consideration of all factors, principally the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed

736 Basis for Approval of Investment Advisory Contracts

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders for a period ending two years from the date of the Post-Transaction Agreement, but advised Fund management of its intention (subject to the outcome of the comprehensive review) to evaluate the continuance of the Post-Transaction Agreement within one year of its effectiveness, although not required to do so by the terms of the Post-Transaction Agreement or the 1940 Act. The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from Fund Counsel discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

Approval of the New Agreement (for all Funds except the Select U.S. Equity, Select International Equity and Russell Strategic Call Overwriting Funds)

At the in-person Transaction Board Meetings, the Board considered approval of a new investment advisory agreement between each Fund (except the Select U.S. Equity, Select International Equity and Russell Strategic Call Overwriting Funds) and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s Existing Agreement (the “New Agreement”). In preparation for its evaluation of the New Agreement, the Board reviewed information from RIMCo regarding the New Agreement (the “New Agreement Evaluation Information”) at the Post-Transaction Agreement Information Review Meeting. At the Post-Transaction Agreement Information Review Meeting, the Independent Trustees met first with representatives of RIMCo and Fund management and then in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review the New Agreement Evaluation Information.

The Independent Trustees considered approval of the New Agreement at the Post-Transaction Agreement Evaluation Meeting. The Board, including the Independent Trustees, first met with representatives of RIMCo and Fund management to discuss the New Agreement Evaluation Information. Prior to voting on approval of the New Agreement, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review additional New Agreement Evaluation Information received prior to and at the Post-Transaction Agreement Evaluation Meeting. The discussion reflects all of these reviews.

Presentations made by RIMCo at the Transaction Board Meetings regarding the New Agreement encompassed all of the Funds.

In evaluating the New Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the Board had performed a full annual review of the Existing Agreement at the Existing Agreement Evaluation Meeting and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee of each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to each Fund;

(2) the New Agreement reflects current industry practices and also expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to Money Managers with discretionary authority, the implementation of recommendations from Money Managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof;

(3) RIMCo believes that the permission afforded by the New Agreement to use non-discretionary Money Managers with respect to a Fund’s entire portfolio will enhance RIMCo’s ability to determine how best to manage the Fund’s assets, and will allow RIMCo the flexibility to more efficiently and effectively manage Fund assets consistent with a Fund’s objective and to create a more customized investment program for each Fund, depending upon the particular characteristics and objectives of that Fund;

(4) in the case of certain Funds, RIMCo believes that a more extensive use of non-discretionary Money Managers may provide an opportunity to better manage transaction costs and the tax impact associated with trading portfolio securities;

(5) the New Agreement will not change any Fund’s investment objective nor will it change any Fund’s Advisory Fee rate or total expense ratio;

Basis for Approval of Investment Advisory Contracts 737

Russell Investment Company Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

(6) the Advisory Fee paid by each Fund to RIMCo encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund. Fees paid by RIMCo from the Advisory Fee to non-discretionary Money Managers, who provide model portfolios to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells portfolio investments for a Fund, may be less than fees that would be paid to discretionary Money Managers, who make and implement their investment decisions to buy or sell portfolio investments for a Fund. While the Board did not receive any information concerning any additional benefits to RIMCo in connection with an expanded use of non-discretionary Money Managers, during the time, and to the extent, that RIMCo utilizes non-discretionary Money Managers rather than discretionary Money Managers in respect of the Funds, RIMCo may retain a larger portion of the Advisory Fee and the profits derived by RIMCo generally and from the Funds consequently may be increased; and

(7) if in the future RIMCo determines to change the “multi-manager” approach of any of the existing Funds, RIMCo will discuss such change in advance with the Board and seek any Board approval determined appropriate by RIMCo. In addition, if this were to occur, shareholders would be notified in advance of a change in their Fund’s multi-manager approach. This process will provide notice to shareholders of any material change in their Fund’s investment program and also may help to mitigate any potential conflict of interest inherent in RIMCo’s expanded use of non-discretionary Money Managers.

In their deliberations, the Trustees did not identify any particular information as to the New Agreement that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund. After careful consideration of the above and all other factors considered to be relevant by the Board, the Board believed that approval of the New Agreement would be in the best interests of each Fund and its shareholders. The Independent Trustees were represented by Independent Counsel throughout the process of evaluating the New Agreement.

738 Basis for Approval of Investment Advisory Contracts

Russell Investment Company Russell Funds

Shareholder Requests for Additional Information — October 31, 2014 ((Unaudited))

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell. com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

Shareholder Requests for Additional Information 739

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2014 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 39 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC, RIF and	49	None
Born May 10, 1954	Executive Officer	is chosen and	RET
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President
18th Floor, Seattle, WA	Trustee since 2010	Trustees	and CEO, Russell Financial Services,
98101		Appointed until	Inc. (“RFS”)
		successor is	• Chairman of the Board, President
		duly elected and	and CEO, Russell Fund Services
		qualified	Company (“RFSC”)
• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)
• May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc. (investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

740 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	49	None
Born April 7, 1945	Chairman of	successor is	Investments, Ltd. (real estate firm)
1301 Second Avenue,	the Investment	duly elected and
18th Floor, Seattle, WA	Committee since	qualified
98101	2010	Appointed until
successor is
duly elected and
qualified

Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	49	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Annual	• President, Kristianne Gates Blake,		• Until June
			P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)

Disclosure of Information about Fund Trustees and Officers 741

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	49	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Audit		Chairperson
1301 Second Avenue,		duly elected and	Committee, Select Sector SPDR		of Audit
18th Floor, Seattle, WA		qualified	Funds (investment company)		Committee,
98101					Select Sector
SPDR Funds
(investment
company)
• Trustee, ALPS
Series Trust
(investment
company)

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	49	None
Born June 6, 1946		successor is	• June 2004 to June 2014, Senior Vice
1301 Second Avenue,		duly elected and	President and Chief Financial Officer,
18th Floor, Seattle, WA		qualified	Waddell & Reed Financial, Inc.
98101			(investment company)

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	49	None
Born December 3, 1951		successor is	• January 2011 through March 2013,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton
18th Floor, Seattle, WA		qualified	Wealth Management (investment
98101			company)
• April 2003 through December
2010, Chief Executive Officer of
Laird Norton Wealth Management
(investment company)

Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	49	None
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper
98101	Committee since	Appointed until	and forest products)
	2007	successor is	• Until November 2010, President,
		duly elected and	Simpson Investment Company
		qualified	and several additional subsidiary
companies, including Simpson
Timber Company, Simpson Paper
Company and Simpson Tacoma Kraft
Company

*	Each Trustee is subject to mandatory retirement at age 72.

742 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Jack R. Thompson,	Trustee since 2005	Appointed until	• September 2007 to September	49	• Director,
Born March 21, 1949	Chairman of the	successor is	2010, Director, Board Chairman and		Board
1301 Second Avenue,	Audit Committee	duly elected and	Chairman of the Audit Committee,		Chairman and
18th Floor, Seattle, WA	since 2012	qualified	LifeVantage Corporation (health		Chairman
98101		Appointed until	products company)		of the Audit
		successor is	• September 2003 to September		Committee,
		duly elected and	2009, Independent Board Chair and		LifeVantage
		qualified	Chairman of the Audit Committee,		Corporation
			Sparx Asia Funds (investment		until
			company)		September
2010 (health
products
company)
• Director,
Sparx Asia
Funds
until 2009
(investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	48	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
1301 Second Avenue,	since 1999		institutional investors (“FRC”)) and
18th Floor, Seattle, WA			RIMCo
98101			• Chairman Emeritus, RIC and RIF;
Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

Disclosure of Information about Fund Trustees and Officers 743

Russell Investment Company
Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC, RIF and RET
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	• Chairman of the Board, President and CEO, RFSC
98101			• Director, RIMCo
• Chairman of the Board, President and CEO, RIA
• May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
1301 Second Avenue	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
18th Floor, Seattle, WA		Trustees	• October 2011 to December 2013, Head of North America Operations
98101			Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments
• 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC, RIF and RET
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIMCo
18th Floor, Seattle WA			• Director, RTC, RIS and Russell Investments Delaware, Inc.
98101			• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC, RIF and RET
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
98101			• 1999 to 2010 Assistant Secretary, RIC and RIF

744 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Adviser, Money Manager and Service Providers — October 31, 2014

Interested Trustee	J.P. Morgan Investment Management Inc., New York, NY
Sandra Cavanaugh	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Independent Trustees	PanAgora Asset Management Inc, Boston, MA
Thaddas L. Alston	Russell U.S. Dynamic Equity Fund
Kristianne Blake	AJO, LP, Philadelphia, PA
Cheryl Burgermeister	Cornerstone Capital Management, LLC, Minneapolis, MN
Daniel P. Connealy	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Katherine W. Krysty	Schneider Capital Management Corporation, Wayne, PA
Raymond P. Tennison, Jr.	Suffolk Capital Management, LLC, New York, NY
Jack R. Thompson	Russell U.S. Strategic Equity Fund
Trustee Emeritus	AJO, LP, Philadelphia, PA
George F. Russell, Jr.	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Officers	Columbus Circle Investors, Stamford, CT
Cornerstone Capital Management, LLC, Minneapolis, MN
Sandra Cavanaugh, President and Chief Executive Officer	Institutional Capital LLC, Chicago, IL
Cheryl Wichers, Chief Compliance Officer	Jacobs Levy Equity Management, Inc., Florham Park, NJ
Jeffrey T. Hussey, Chief Investment Officer	PanAgora Asset Management Inc, Boston, MA
Mark E. Swanson, Treasurer and Chief Accounting Officer	Schneider Capital Management Corporation, Wayne, PA
Mary Beth Rhoden Albaneze, Secretary	Suffolk Capital Management, LLC, New York, NY
Adviser	Russell U.S. Large Cap Equity Fund
Russell Investment Management Company	Ceredex Value Advisors LLC, Orlando, FL
1301 Second Avenue	Columbus Circle Investors, Stamford, CT
Seattle, WA 98101	Institutional Capital LLC, Chicago, IL
Administrator and Transfer and Dividend Disbursing	Jacobs Levy Equity Management Inc., Florham Park, NJ
Agent	Sustainable Growth Advisers, LP, Stamford, CT
Russell Fund Services Company	Russell U.S. Mid Cap Equity Fund
1301 Second Avenue	Arbor Capital Management, LLC, Minneapolis, MN
Seattle, WA 98101	Ceredex Value Advisors LLC, Orlando, FL
Custodian	Jacobs Levy Equity Management Inc., Florham Park, NJ
State Street Bank and Trust Company	Russell U.S. Small Cap Equity Fund
1 Iron Street	Cardinal Capital Management, L.L.C., Greenwich, CT
Boston, MA 02210	Chartwell Investment Partners, Berwyn, PA
Office of Shareholder Inquiries	Copeland Capital Management, LLC, Conshohocken, PA
1301 Second Avenue	DePrince, Race & Zollo, Inc., Winter Park, FL
Seattle, WA 98101	EAM Investors, LLC, Cardiff by the Sea, CA
(800) 787-7354	Falcon Point Capital, LLC, San Francisco, CA
Legal Counsel	Jacobs Levy Equity Management Inc., Florham Park, NJ
Dechert LLP	Netols Asset Management, Inc., Mequon, WI
One International Place, 40th Floor	Next Century Growth Investors, LLC, Minneapolis, MN
100 Oliver Street	PENN Capital Management Company, Inc., Philadelphia, PA
Boston, MA 02110	Signia Capital Management, LLC, Spokane, WA
Distributor	Russell International Developed Markets Fund
Russell Financial Services, Inc.	AQR Capital Management, LLC, Greenwich, CT
1301 Second Avenue	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Seattle, WA 98101	MFS Institutional Advisors Inc., Boston, MA
Numeric Investors LLC, Boston, MA
Independent Registered Public Accounting Firm	Pzena Investment Management, LLC, New York, NY
PricewaterhouseCoopers LLP	Wellington Management Company, LLP, Boston, MA
1420 5th Avenue, Suite 1900	William Blair & Company, LLC, Chicago, IL
Seattle, WA 98101	Russell Global Equity Fund
Money Managers	Harris Associates L.P., Chicago, IL
Russell U.S. Core Equity Fund	MFS Institutional Advisors Inc., Boston, MA
Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX	Polaris Capital Management, LLC, Boston, MA
Columbus Circle Investors, Stamford, CT	Sanders Capital, LLC, New York, NY
Institutional Capital LLC, Chicago, IL	Wellington Management Company, LLP, Boston, MA
Jacobs Levy Equity Management, Inc., Florham Park, NJ

Schneider Capital Management Corporation, Wayne, PA	Russell Emerging Markets Fund
Suffolk Capital Management, LLC, New York, NY
Sustainable Growth Advisers, LP, Stamford, CT	AllianceBernstein L.P., New York, NY
Delaware Management Company, a Series of Delaware
Management Business Trust, Philadelphia, PA
Russell U.S. Defensive Equity Fund	Genesis Asset Managers, LLP, Guernsey, Channel Islands
INTECH Investment Management LLC, West Palm Beach, FL

Adviser, Money Manager and Service Providers 745

Russell Investment Company

Russell Funds

Adviser, Money Manager and Service Providers — October 31, 2014

Harding Loevner LP, Bridgewater, NJ	Russell Commodity Strategies Fund
Numeric Investors LLC, Boston, MA	CoreCommodity Management, LLC, Stamford, CT
Oaktree Capital Management, L.P., Los Angeles, CA	Credit Suisse Asset Management, LLC, New York, NY
UBS Global Asset Management (Americas) Inc., Chicago, IL	Goldman Sachs Asset Management, L.P., New York, NY
Westwood Management Corporation, Dallas, TX	Russell Global Infrastructure Fund
Russell Tax-Managed U.S. Large Cap Fund	Cohen & Steers Capital Management, Inc., New York, NY
Armstrong Shaw Associates Inc., New Canaan, CT	Colonial First State Asset Management (Australia) Limited,
J.P. Morgan Investment Management Inc., New York, NY	Sydney, Australia
MarVista Investment Partners LLC, Los Angeles, CA	Lazard Asset Management LLC, New York, NY
NWQ Investment Management Company, LLC,	Nuveen Asset Management, LLC, Chicago, IL
Los Angeles, CA	Russell Global Real Estate Securities Fund
Sustainable Growth Advisers, LP, Stamford, CT	Cohen & Steers Capital Management, Inc., New York, NY
Russell Tax-Managed U.S. Mid & Small Cap Fund	INVESCO Advisers, Inc. which acts as a money manager
Chartwell Investment Partners, Berwyn, PA	to the Fund through its INVESCO Real Estate Division,
Luther King Capital Management Corporation, Fort Worth,	Dallas, TX
TX 76102	Morgan Stanley Investment Management Inc., New York, NY
Netols Asset Management Inc., Mequon, WI	Russell Multi-Strategy Alternative Fund
Summit Creek Advisors LLC, Minneapolis, MN	AQR Capital Management, LLC, Greenwich, CT
Russell Global Opportunistic Credit Fund	Brigade Capital Management, LLC, New York, NY
DDJ Capital Management LLC, Waltham, MA	DCI, LLC, San Francisco, CA
Lazard Asset Management LLC, New York, NY	Lazard Asset Management LLC, New York, NY
Oaktree Capital Management, L.P., Los Angeles, CA	Omega Advisors, Inc., New York, NY
Stone Harbor Investment Partners LP, New York, NY	Pacific Investment Management Company LLC, Newport
THL Credit Advisors, LLC, Boston, MA	Beach, CA
Russell Strategic Bond Fund	Passport Capital, LLC, San Francisco, CA
Brookfield Investment Management Inc., New York, NY	TWC/Scoggin LLC, Los Angeles, CA
Colchester Global Investors Limited, London, United	The Cambridge Strategy (Asset Mgmt) Limited, London,
Kingdom	United Kingdom
Logan Circle Partners, L.P., Philadelphia, PA	*Principal Global Investors LLC is the asset management arm of the Principal
Macro Currency Group — an investment group within	Financial Group® (The Principal®), which includes various member com-
Principal Global Investors LLC, Des Moines, IA*	panies including Principal Global Investors, LLC, Principal Global Investors
Metropolitan West Asset Management, LLC, Los Angeles, CA	(Europe) Limited, and others. The Macro Currency Group is the specialist cur-
Scout Investments, Inc, Kansas City, MO	rency investment group within Principal Global Investors. Where used herein,
Wellington Management Company, LLP, Boston, MA	Macro Currency Group means Principal Global Investors, LLC.
Russell Investment Grade Bond Fund
Logan Circle Partners, L.P., Philadelphia, PA	Note: Select U.S. Equity, Select International Equity and Russell Strategic Call
Loomis, Sayles & Company, L.P., Boston, MA	Overwriting Funds are directly managed by RIMCo.
Macro Currency Group — an investment group within
Principal Global Investors LLC, Des Moines, IA*	This report is prepared from the books and records of the Funds
Metropolitan West Asset Management, LLC, Los Angeles, CA	and is submitted for the general information of shareholders and
Neuberger Berman Fixed Income LLC, Chicago, IL	is not authorized for distribution to prospective investors unless
Russell Short Duration Bond Fund	accompanied or preceded by an effective Prospectus. Nothing
Logan Circle Partners, L.P., Philadelphia, PA	herein contained is to be considered an offer of sale or a solicitation
Scout Investments, Inc, Kansas City, MO	of an offer to buy shares of Russell Investment Company. Such
THL Credit Advisors, LLC, Boston, MA
Russell Tax Exempt Bond Fund	offering is made only by Prospectus, which includes details as to
AllianceBernstein L.P., New York, NY	offering price and other material information.
MacKay Shields LLC, New York, NY

746 Adviser, Money Manager and Service Providers

Russell Investment Company	1301 Second Avenue		800-787-7354
	Seattle, Washington 98101	Fax:	206-505-3495
www.russell.com

2014 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2014

FUND	SHARE CLASS
Conservative Strategy Fund	A, C, E, R1, R4, R5, S
Moderate Strategy Fund	A, C, E, R1, R4, R5, S
Balanced Strategy Fund	A, C, E, R1, R4, R5, S
Growth Strategy Fund	A, C, E, R1, R4, R5, S
Equity Growth Strategy Fund	A, C, E, R1, R4, R5, S
2015 Strategy Fund	R1, R4, R5
2020 Strategy Fund	A, E, R1, R4, R5, S
2025 Strategy Fund	R1, R4, R5
2030 Strategy Fund	A, E, R1, R4, R5, S
2035 Strategy Fund	R1, R4, R5, R4, R5
2040 Strategy Fund	A, E, R1, R4, R5, S
2045 Strategy Fund	R1, R4, R5
2050 Strategy Fund	R1, R4, R5
2055 Strategy Fund	R1, R4, R5
In Retirement Fund	A, R1, R4, R5

Russell Investment Company

Russell Investment Company is a series investment company with 39 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds.

Russell Investment Company LifePoints® Funds

Annual Report

October 31, 2014

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2014. All rights reserved.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

After strong performance in 2013, equity markets in the U.S. continued to move higher through the end of October 2014. The broad-based Russell 3000® Index was up 9.90% year-to-date as of October 31, 2014, and its one-year total return as of October 31, 2014 was 16.07%.

A number of factors contributed to this strong performance. After a somewhat slow start, the U.S economy has shown its resilience as corporate profits remain robust. Unemployment dropped below 6% in October for the first time since July 2008. And inflation remained tame, standing at just 1.7% on October 3, 2014.

At the same time, global markets contended with their fair share of concerns: instability in the Middle East, an Ebola outbreak in western Africa that spread fears across the globe, and unrest in the Ukraine. Add to that doubts about Europe’s economic recovery and a burst of volatility in the U.S. equity and Treasury markets in October and you might wonder how U.S. markets had such a strong year.

What all of this shows us is that the markets can – and often do – react to short-term events. But what matters most is to have a thoughtful financial plan, a long-term investment horizon, and a diversified, multi-asset portfolio that can weather periods of market volatility. We believe your financial advisor can also play a critical role in helping you stay on track and focus on your financial goals.

On the following pages you can gain additional insights on the markets and your investments by reviewing our Russell Investment Company’s 2014 Annual Report for the fiscal year ended October 31, 2014, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, U.S. Private Client Services

To Our Shareholders 3

Russell Investment Company

Market Summary as of October 31, 2014 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well over the fiscal year ended October 31, 2014 despite reactions to monetary policy and various geopolitical concerns. Broadly measured by the Russell 3000® Index, U.S. stocks returned 16.07% over the period, which is the sixth straight fiscal year ending October 31st that the Russell 3000® Index has finished with a positive absolute return.

The Russell 3000® Index finished higher in nine of the fiscal year’s twelve months, with exceptions in January, July and September 2014. Within U.S. large cap stocks, the Russell 1000® Growth Index outperformed the Russell 1000® Value Index as stocks with lower valuations (lower price-to-book and price-to-cash flow ratios) lagged the market. In particular, stocks with high historical 5-year earnings growth, including certain industries within technology and health care sectors, led the market upward. Similarly, within U.S. Small Cap, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index returning 8.26% compared to 7.89%. The fiscal year was led by larger capitalization stocks as the Russell Top 200® Index returned 17.43% compared with the Russell Midcap® Index, Russell 2000® Index, and the Russell Microcap® Index, which returned 15.32%, 8.06% and 7.34%, respectively. The fiscal year was also led by defensive stocks as the Russell 1000® Defensive Index® returned 16.91% while the Russell 1000® Dynamic Index® returned 16.59%. Stocks of companies with less financial leverage (lower debt-to-capital ratios) generally outperformed those with more debt in their capital structures.

Toward the end of calendar year 2013, the U.S. equity market performed well as the Russell 3000® Index returned 2.90% in November and 2.64% in December despite investor concerns over macroeconomic events. One concern was focused on the pending reduction of quantitative easing (tapering) by the U.S. Federal Reserve (the “Fed”), although some uncertainty around the timing and amount was resolved in December when it was announced the Fed would reduce asset purchases from $85 billion to $75 billion in January. Also in December, the U.S. Congress passed legislation to prevent another government “shutdown” that may have occurred in early 2014 had there been no action.

U.S. equities rebounded from a challenging start to 2014 with the Russell 3000® Index recording positive returns in five of the first six months of the year. Investors shrugged off disappointing U.S. non-farm payroll numbers for December and January, which were generally blamed on unusually cold weather. Markets jumped considerably in February on “dovish” comments from new Fed Chair Janet Yellen in her first Congressional testimony. In March, high dividend yield stocks briefly underperformed after comments from Yellen suggesting that U.S. short term interest rates may rise sooner than some were expecting. Toward the end of March, the market’s focus shifted to profit taking among high momentum stocks which were viewed as overbought by some investors. The final U.S. gross domestic product (“GDP”) growth rate for the fourth quarter of 2013 came in at 2.6%, slightly behind forecasts. Elsewhere, a series of concerns about Ukraine, Crimea and Russia kept a lid on global market appreciation over the first few months of 2014.

The Russell 3000® Index gained 4.87% from April through June, ending the period at a new record high. The equity market was led by high dividend yield stocks early in the period, as investors bid up interest rate sensitive stocks in pursuit of more yield from equity oriented investments as long term interest rates fell. Economic data released during the quarter generally provided indications of a continued economic expansion. The standout anomaly was the third revision to U.S. first-quarter real GDP (an inflation adjusted GDP measure), which was sharply revised downward to -2.9% largely driven by a decrease in personal consumption expenditures. The Fed downwardly revised its 2014 GDP forecasts from 2.9% to 2.2%. Elsewhere, non-farm payrolls remained healthy, with June being the fifth straight month of growth above 200,000 jobs, which is the first time this has happened in 14 years. Meanwhile, the Fed cut its monthly asset purchases by $10 billion at each monthly meeting, reducing the amount to $35 billion at June’s meeting.

During the summer (July 2014 through September 2014), the Russell 3000® Index finished virtually unchanged from where it started, returning 0.01%. However, U.S. equities suffered negative returns in July and September. Geopolitical

4 Market Summary

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

risks and negative investor reaction to the Fed’s monthly statement, which was perceived as being more hawkish, dragged down equities in July, while the sell-off in the final days of September was driven in part by fears of a potentially larger than anticipated rise in interest rates. This led interest rate sensitive industries, such as REITs and Utilities, to underperform. Non-farm payrolls missed estimates in August at 180,000, the second weakest number this year, although this followed six months of 200,000+ additions. Unemployment fell to 6.1% in August, partially due to a marginal tick down in the participation rate. Meanwhile, the Fed continued its monthly reductions in quantitative easing as it prepared to fully halt the program in October. The U.S. dollar experienced its strongest three month period against other G10 currencies since 2008 after enjoying an eleven week run of successive gains.

In October, volatility in the market picked up significantly, partially driven by concerns over a European slowdown, the strength of the ISIS terror group in the Middle East, and the Russian/Ukrainian conflict. Excess supply of oil was a concern for the energy sector, with and the price of WTI crude falling below $80 a barrel. The market was down over 5.50% in the first half of October with consumer staples, health care, utilities and real estate investment trusts outperforming during the downturn and for the month as a whole. However, the second half of October was much more positive with the market recouping all of its earlier losses, as favorable third quarter earnings boosted investor confidence. It was another good month for the Biotech industry despite many market participants expressing concern over the level of valuations within the industry. On October 29, 2014 the Fed officially announced the end to its 6 year long bond buying program that was intended to jumpstart the U.S. economy after the massive recession in 2008. The Fed is generally expected by analysts to increase interest rates modestly sometime in mid 2015.

Non-U.S. Developed Equity Markets

For the fiscal year ended October 31, 2014, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 0.17%. Equity prices increased to new highs during the period, despite the continued tepid global growth environment and elevated valuations, before pulling back in the last few months of the fÿÿÿÿiscal year. U.S. Dollar strength was a significant headwind during the period as other major currencies fell against the U.S. dollar - the Euro (-7.87%), Yen (-12.64%), Canadian dollar (-6.51%), Swiss Franc (-6.06%), and British Pound (-0.01%). Concerns heightened in the latter part of the fiscal period over European growth further slowing from an already modest pace, particularly in the larger economies such as Germany. At the end of the fiscal year political uncertainties in Eastern Europe and the Middle East continued to hang over the market.

During the fourth quarter of 2013, the global ex-U.S. market posted solid gains as the Index was up 5.8%. Several important U.S. macro indicators came in on the upside during November and December, fueling the positive momentum in the U.S. economy and spurring market anticipation of a near-term deceleration in the pace of U.S. Federal Reserve (“Fed”) quantitative easing (“QE”). U.S. gross domestic product (“GDP”) grew 2.8% year-over-year in the third quarter of 2013, while Institute for Supply Management® manufacturing and non-farm payrolls both beat consensus forecasts. The beginning of QE’s wind down was officially announced towards mid-December in the amount of $10 billion tapering to start in January 2014. The relatively low amount of tapering, coupled with new Fed Chair Janet Yellen’s dovish commentary on future monetary policy stance, were positively acknowledged by the markets.

Geo-politics and policymaker rhetoric dominated headlines in what was a relatively volatile first quarter of 2014. The Index registered positive returns of 1.2%, after recovering strongly from a sharp decline at the end of January. The quarter began with concerns over the outlook for growth in emerging markets (“EM”), amid ongoing speculation regarding the Fed’s plans for the reversal of QE. Political upheaval in a number of EM countries also caused concern, most notably in Ukraine and Venezuela, as the currencies of a series of EM countries sold-off. However, comments from Fed Chair Janet Yellen soothed investor concerns as she stated that “a highly accommodative policy will remain appropriate for a considerable time after asset purchases end.” European Central Bank (“ECB”) Chairman Draghi added to the positive mood as he re-iterated the ECB was “ready and willing” to act. However, an uptick in political risk weighed on markets at the beginning of March as fallout from Crimea’s independence referendum and its resulting decision to join with Russia stoked wider international

Market Summary 5

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

tensions. Despite sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and markets rebounded. Although macro data out of China worsened towards the second half of March, comments from the country’s Premier Li served to boost equity markets and spark a reversal in sentiment as he reassured investors that the government would support the economy.

A challenging start to the second quarter of 2014 saw equity markets track lower as policymaker inaction and an intensification of geopolitical events in Ukraine and the Middle East led to heightened investor risk aversion. However, non-U.S. equities maintained a largely positive trajectory through the quarter, as the Index advanced 4.4%.

The ECB’s announcement of renewed stimulus efforts in early June, as well as moderation of tensions between Russia and the West, contributed to an improvement in market sentiment toward the end of the second quarter. Consistently dovish comments from Fed Chair Janet Yellen, in particular her assertion that “a high degree of monetary accommodation remains warranted,” were also well received. Emerging markets also enjoyed a strong quarter, boosted by a series of welcome election results, most notably in India, and less dire concern toward the Chinese government’s restraint in policy support in the face of a decelerating economy.

Equity markets tracked lower over the third quarter of 2014, as the strengthening recovery in the U.S. wasn’t enough to offset a resurgence of geopolitical tension in the Middle East and sluggishness in Europe. Once again, monetary policy was key to equity performance across the world. Markets seemed unperturbed by the imminent end of QE in the U.S., preferring to focus on the country’s strong economic fundamentals, but concerns over interest rate hikes prompted Fed Janet Chair Yellen to insist that interest rates would remain low for a “considerable time.” Low inflation and high unemployment in the Eurozone pushed the ECB to cut deposit and interest rates to record lows and pledge to start buying covered bonds. By quarter-end, however, poor economic data highlighted that further stimulatory action would likely be necessary. Emerging markets had a patchy quarter, with underwhelming data from China doing little to quell concerns that the country may yet face a hard economic landing.

Overall, the non-U.S. markets fell 5.9% in the third quarter of 2014, as measured by the Index. Japan shed 2.57% as the after-effects of the consumer-tax hike continued to weigh on inflation and consumer sentiment. European markets were the biggest laggard, dropping 7.5% on the back of persistently bad economic news from the region’s key economies: Italy fell into recession in the second quarter, France stagnated and Germany saw business confidence slump to its lowest level in 17 months. Emerging market equities declined 3.3% in U.S. dollar terms during the quarter, largely driven by a September sell-off. Over the period, strength in the U.S. economy and a likelihood of further monetary easing in Europe and Japan weren’t enough to overcome broader fears over the health of the global economy. Though emerging markets fell overall, they contained several bright spots, especially in East Asia.

The largest capitalization stocks and those with higher dividend yields were strong performers over the year which generally favored more defensively oriented companies such as those found in the health care sector which led the other sectors by a large margin. Positive returns were also generated from telecommunication and utilities sectors. Information technology was the only other sector that outperformed for the fiscal year. Materials and energy sectors posted strong gains in the first half of the fiscal year but ended the fiscal year as the worst performers over growing concerns of economic growth and U.S. dollar strength.

Regionally, Asia ex-Japan was the clear leader, led largely by strong performance in Hong Kong as concerns over China eased in the latter part of the fiscal year. Europe was weak as the larger economies such as Germany and France pulled back on poor economic data, concerns over growth, and questions whether the European Central Bank will act in a timely manner to stimulate the fledgling economy.

The fiscal year did not show a clear trend between value and growth styles, though stocks that exhibited higher price-to-book ratios and strong historical growth were generally favored over the fiscal year.

6 Market Summary

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 1.86% over the fiscal year ended October 31, 2014. In what was another volatile fiscal year period, macroeconomic events continued to impact emerging market equities against a backdrop of interest rate uncertainty and geopolitical headwinds. With central banks in the developed world extending quantitative easing measures, emerging markets rallied into early September of 2014. Positive geopolitical events highlighted by Prime Minister Modi’s assumption of power in India underpinned gains. However, this was offset by the turmoil caused by the ongoing Ukraine crisis. The rally in emerging markets reversed course in September 2014 largely driven by speculation of rising interest rates. A combination of geopolitics and weak data further added to the downturn.

In November and December of 2013, the Index lost 2.3%. Ongoing speculation as to when the U.S. Federal Reserve (“Fed”) would begin to reduce its stimulus measures continued to impact emerging markets over the period and the asset class suffered outflows. When the news finally arrived in mid-December that the Fed was to cut its quantitative easing (“QE”) program by $10 billion, emerging markets did not react too sharply and actually rallied into year-end. The November announcement of an agreement which would see Iran reduce its nuclear program in exchange for a lifting of international sanctions was negative for some net oil exporters such as Russia and Colombia. China was boosted by a raft of reforms announced at the Third Plenary Session of the 18th Congress. The Indian market was boosted by a drop in the price of oil, which may help to reduce inflation, and a gross domestic product (“GDP”) reading which showed the economy had grown. Brazil’s macro fundamentals remained challenging and GDP growth slowed. The Brazilian central bank moved to hike rates as it continued to fight high inflation. In emerging Europe, Purchasing Managers Indices (“PMI”) ticked up and GDP growth accelerated. However, the Turkish market was hampered by Fed taper fears and by a corruption scandal, which engulfed Prime Minister Erdogan’s cabinet, highlighting the increasing tensions between the PM and the country’s judiciary.

The first quarter of 2014 turned out to be volatile, with the Index slipping -0.2%. The asset class was off to a tough start amid uncertainty surrounding the Fed’s plans for QE reduction and increasing concerns over the Chinese economy. Uncertainty linked to Fed tapering began to evaporate in February and emerging markets rebounded, bolstered by comments from new Fed chair Janet Yellen. However, a rise in political risk spurred bouts of renewed volatility, primarily due to Crimea’s independence referendum and its resulting decision to join with Russia. Meanwhile, Chinese macro data continued to deteriorate. In conjunction with comments from Premier Li, this sparked a reversal in sentiment amid expectations that the government may take action to support the economy. Despite tit-for-tat sanctions between Russia and its Western critics, a feared escalation of tensions did not materialize and combined with a drop in risk aversion in China, emerging markets rebounded. In this environment, there was a high dispersion in country returns while EM currencies also registered some sizeable movements. China (-5.6%) underperformed as PMI manufacturing data continued to worsen and the central bank moved to tighten liquidity conditions. Indonesia (+21.7%) bounced back as markets reacted positively to news that popular Jakarta governor, Joko Widodo, would run for president. Data showing that its current account deficit had narrowed also helped to restore investor confidence and spurred a gain in the rupiah. The Philippines (+8.9%) and Thailand (+8.7%) also outperformed while Korea (-2.1%) lagged. India (+8.9%) recorded solid gains, boosted by central bank action, which contributed to a 3.2% gain in the rupee, and by polls which indicated the opposition BJP may win upcoming elections. In Latin America, Colombia (+4.2%) and Brazil (+1.8%) were the only countries to outperform. In Brazil, expectations that the central bank’s interest rate hiking cycle was coming to an end, and polls which indicated lower approval ratings for president Rousseff, sparked resurgence in the local market. Russia (-14.4%) was the worst performing country in the Index, as events in Crimea were the catalyst for a significant sell-off which also saw the ruble fall 6.5%. Emerging Europe was mixed with Greece (+15.8%) benefiting from increased stability in the Eurozone. In contrast, Hungary (-8.8%) lagged, as the central bank cut interest rates more than anticipated. Turkey (+3.2%) epitomized the high levels of volatility, with its perceived fragility to Fed tapering resulting in sizeable capital outflows and a sell-off in the lira early in the quarter. However, the central bank’s decision to hike rates 300bps served to stabilize the currency, and as wider concerns over emerging markets eased, the local market more than recouped losses. South Africa (+4.4%) finished in positive territory

Market Summary 7

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

while Egypt (+14.7%) registered strong gains ahead of Presidential elections. From an investment style perspective, growth was strongly outperforming value coming into the first quarter of 2014, particularly stocks with the highest price-to-book valuations and high return-on-equity. However, mid-March saw a sharp reversal with value stocks, in particular deep value stocks, outperforming significantly. On a market capitalization basis, small capitalization equities outperformed large capitalization equities, as measured by the Russell Emerging Markets Small Cap Index (+2.6% over the quarter).

The second quarter of 2014 saw the Index rally +7%. Diminished concerns over a nearer term rise in global interest rates provided a tailwind to market returns. However, the main catalyst for gains was a series of favorable election results, most notably in India (+17%) where Narendra Modi’s BJP party became the first to attain a majority in the lower house for more than 30 years. Elections in South Africa, Egypt and frontier market Ukraine also completed relatively smoothly, with no major surprises. The Chinese market (+5.0%) witnessed some large swings through the period. Concerns over PMI data early in the quarter dissipated as renewed fears over a hard landing were allayed by upside data surprises and as investors appeared more at ease with the government’s restraint in implementing large scale policy intervention through the current period of transition. Elsewhere in Asia, the Philippines (+9.6%) outperformed, despite the publication of a weak first quarter GDP report which was hit by the effects of typhoon Yolanda. However, the market gained on expectations that higher private consumption and reconstruction spending may boost full year GDP growth as the World Bank increased its Philippine outlook. After initial fears, a military coup in Thailand (+8.4%) was interpreted as a stabilizing factor, generating more optimistic sentiment in financial markets. Indonesia (-1.3%) was the regional laggard, hampered by uncertainty over July’s Presidential election. India was the standout country in the Index, buoyed by high expectations that the new administration would succeed in delivering economic reforms to restore growth and battle high inflation. In Latin America, Brazil (+7.0%) rallied as polls showed support for President Rousseff was declining ahead of October’s Presidential election. However, fundamentals for the country’s economy remained weak with the Brazilian central bank raising its already above target inflation outlook for 2014 and the World Bank cutting its GDP growth forecast to 1.5%. Peru (+8.5%) outperformed, while Chile (+2.0%) lagged as the economy continued to slow. An easing in tensions between Russia (+11.7%) and the West, and a cooling of events in Ukraine, was beneficial for various emerging European markets. Turkey (+15.0%) enjoyed a strong quarter, as its current account deficit continued to recede. Greece (-9.8%) was the worst performing country in the Index as data for the Eurozone remained weak and some Greek bank equities declined sharply on concerns over the banks’ exposure to Ukraine and Bulgaria. South Africa (+5.1%) capped a solid quarter, as the ruling ANC party held control of the national assembly, albeit with a reduced majority. The United Arab Emirates (-6.1%) underperformed, particularly in June.

Following a very strong second quarter, the Index declined 3.1% in the third quarter of 2014, largely driven by a September sell-off. Emerging markets sold off on speculation around rising interest rates and U.S. dollar strength: the 5-year U.S. Treasury rate rose by 16 basis points over the quarter and the dollar strengthened relative to most currencies. China ended the quarter in mildly positive territory (+1.6%) despite enduring some poor economic data towards the end of the period. While the government had been making positive statements about reform, investors remained concerned – given falling industrial production and a surprise drop in lending – that it won’t be sufficient for the country to hit its growth targets for the year. Meanwhile, geopolitics played a large role in the performance of emerging markets over the period. Brazil fell 9.2% amid a resurgence in support for the incumbent presidential candidate, Dilma Rousseff. The Russian markets slumped 15.8% as geopolitical tensions in Ukraine rumbled on, and sanctions imposed by Europe and the U.S. began to bite. A significant portion of returns for both Russia and Brazil were driven by currency weakness relative to the U.S. dollar. Over the quarter, the Brazilian and Russian currencies declined by more than 10% against the U.S. dollar. Emerging markets in Europe had a poor quarter overall, with Hungary falling 12.1% and Turkey by 11.5%. Turkey is considered particularly vulnerable to interest rate hikes due to its high current account deficit. Thailand rose sharply (+8.0%) after the appointment of a new prime minister appeared to assure a period of greater stability. Indonesia climbed (+2.9%) following the election of Joko Widodo. Elsewhere, India continued to do well (+1.7%) as recently elected Prime Minister Narendra Modi pressed forward with a reformist agenda. Notably, GDP growth of 5.7% year-over-year recorded in the second quarter was the fastest rate since the first quarter of 2012. In the Middle East, the United Arab Emirates enjoyed a strong quarter,

8 Market Summary

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

with its market rising by 18.4% to add to its leading year-to-datereturns. Mexico (+0.6%) also gained despite the sell-off in September and the Philippines (+2.8%) posted strong GDP growth which helped drive gains. Additional laggards included Greece, which ended down 19.9%, and South Korea, which was also among the biggest detractors as markets fell by 5.8%. With China being one of its biggest export markets, South Korea is especially vulnerable to the economic travails of its giant northern neighbor. Taiwan also declined (-4.3%), as the recent strong run of its technology companies led to profit taking. Elsewhere, Malaysia (-2.4%), Peru (-3.8%) and Chile (-5.1%) all slipped lower.

The Index was up 1% in October with positive upside largely coming from China (+4%). Expectations around state-owned enterprise reform fueled the rally in spite of slowed manufacturing numbers. Turkey (+10%) also rallied as its central bank kept interest rates steady. In contrast, Greece (-15.6%) sold off due to elevated election risks and concerns as to whether it would be able to cover its financing needs.

U.S./Global Fixed Income Markets

The fiscal year ended October 31, 2014 was a positive period for global fixed income markets overall, although not without a few surprises along the way. Sovereign yields ended the period moderately lower than they began across all regions, buoying returns across fixed income sectors. Globally, credit sectors largely outperformed similar-duration government bonds as spreads generally held or narrowed modestly over the period.

The fiscal year began with positive momentum, emanating from the U.S. in particular. This was following a volatile end to the 2013 fiscal year period, as investors grappled with the prospect of a gradual end to the Fed’s monetary expansion and later uncertainty surrounding the U.S. debt ceiling and possible government shutdown. Year-on-year 2013 third quarter U.S. gross domestic product (“GDP”) growth surprised materially to the upside, at 4.1% compared to expectations of 2.0%. Then in January 2014, the U.S. unemployment rate dipped to below 7%, where it would stay for the remainder of the fiscal year. Later in January, market optimism stumbled briefly as disappointing U.S. non-farm payroll data was released and concerngrew over the global economic outlook for China as the potential for accelerating credit defaults became more apparent. However, this was more than offset by a fourth quarter 2013 U.S. GDP growth reading coming in ahead of expectations, as well as the smooth leadership transition at the U.S. Federal Reserve (the “Fed”). Chairwoman Janet Yellen’s first testimony to the U.S. Congress was positively received by global financial markets, during which she stressed continuity, if not a slightly more dovish stance than her predecessor. The result was a positive end to 2013 and a positive first quarter of 2014 for global fixed income markets, particularly for credit sectors.

The moderate rally in global fixed income markets extended through the second quarter of 2014 amid economic data that supported a progressive economic recovery in the U.S. and bottoming-out in Europe. Given gradual tapering in the Fed’s asset purchasing program and positive U.S. growth outlook, the mid-year rally in U.S. Treasuries caught many market participants by surprise. The rally was driven by a lull in new issuance squeezing supply (and yields) of longer-term bonds as well as demand from price-insensitive buyers (de-risking pension funds, the Fed and China). While the impact of a particularly harsh winter became more evident in the second quarter, accentuated by a meaningful downwards revision in first quarter GDP growth, fixed income markets proved resilient. Improving unemployment, job gains and consumer confidence re-affirmed the market’s optimism, as did Chairwoman Yellen’s commitment to maintain an accommodative stance even as unemployment and inflation approached target levels.

Market calm turned to concern during the last four months of the fiscal year amid heightened uncertainty surrounding geopolitical events and the robustness of global growth. Despite generally positive economic data out of the U.S., Israeli-Palestinian tension in the Gaza Strip escalated dramatically in July, putting investors a little more on edge, although the immediate market impact was relatively muted. More impactful was news of a Malaysia Airlines passenger jet being shot down over Ukraine later in the month, raising the stakes in the conflict between Kiev and pro-Moscow rebels in which Russia and the West backed opposing sides. The Ukraine conflict continued to escalate throughout July and August, but was halted by a tense cease-fire in September. As a result, the third quarter of 2014 was challenging for global

Market Summary 9

Russell Investment Company

Market Summary as of October 31, 2014, continued — (Unaudited)

fixed income markets, particularly credit sectors. Safe-haven U.S. and core European government bonds posted modestly positive returns.

On the other hand, the U.S. economy continued to show strength, with employment gains, consumer confidence and second quarter GDP growth coming in largely ahead of expectations. However, weak economic data out of core Europe and China scared credit markets, tempering the outlook for growth globally. Moves by the European Central Bank to loosen monetary policy, including its own form of asset purchasing program, put further downward pressure on government bond yields, most notably in Europe, but with sympathy downward moves in North America and Asia-Pacific. Volatility spiked in October amid weak data releases out of Europe (namely Germany) and China, sending yields and risk assets plummeting globally, only to nearly revert to prior levels days later. Growing fears over the spread of Ebola from Africa also contributed to investors being more on edge as the first cases were reported in the U.S. and Europe. By fiscal year-end, global government bond yields remained lower for the year, while credit spreads, which had contracted during the first two-thirds of the period, ended flat overall.

A key indicator of global fixed income performance, the Barclays Global Aggregate Index, returned 5.32% for the fiscal year, in USD hedged terms, buoyed by moderately lower government bond yields and broadly flat credit spreads.

Over the fiscal year, European bonds outperformed those of other regions (returning 8.8% as measured by the Barclays European Aggregate Index) on the back of strong Treasury returns, most notably among lower-rated “peripheral” countries such as Ireland, Spain, Italy and Slovenia, as spreads between peripheral and “core” countries (e.g., Germany) narrowed materially. U.S. bonds posted solid gains (returning 4.1% as measured by the Barclays U.S. Aggregate Index) as U.S. Treasury yields ended the year modestly lower and credit spreads held. Asia-Pacific bonds lagged (returning -5% as measured by the Barclays Asian Pacific Aggregate Index) as a slowing Chinese growth outlook weighed on the region, offsetting the Bank of Japan’s commitment to, and later ramp-up in, aggressive monetary policy support.

Strong new issuance volumes characterized most credit sectors, particularly in the U.S., over the fiscal year, in both corporate and securitized markets. Sectors generally performed in-line with spreads, with corporate credit outperforming securitized credit across regions (returning 3.4% vs. 2.7% on a global basis, respectively, as measured by Barclays Global Aggregate Index - Corporates and Barclays Global Aggregate Index - Securitized). Overall, lower-quality investment grade corporates outperformed higher-quality investment grade corporates, and utilities and industrials outperformed financials. U.S. agency mortgage-backed securities (“MBS”) performed well (returning 4.1% as measured by Barclays U.S. Aggregate Index – Agency MBS) despite concerns of reduced demand from tapering Fed purchases.

Similar to fiscal year 2013, non-Agency MBS again outperformed most other sectors, aided by favorable supply and demand forces and solid housing fundamentals. High yield corporate credit performed in-line with investment grade corporate credit on an equivalent-duration basis, as slightly wider spreads offset higher running yields. The lowest-quality segments of the sector underperformed significantly, failing to fully recover from global growth concerns that rattled markets in the latter part of the fiscal year. Emerging market (“EM”) debt outperformed developed fixed income markets, largely as a result of a bounce-back from weakness at the end of the previous fiscal year, and reflecting the valuation gap between emerging and developed market assets. Local currency bonds (those denominated in the currency of the issuing EM country) significantly underperformed hard currency bonds (those issued by EM issuers but denominated in “hard currencies” such as the U.S. dollar or Euro), largely as a result of EM currency weakness amid global and market-specific growth and geopolitical concerns.

10 Market Summary

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Russell Investment Company Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Conservative Strategy Fund - Class A‡			Conservative Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(2.08)%		1 Year	3.83%
5 Years	4.48	%§	5 Years	5.58	%§
10 Years	3.78	%§	10 Years	4.20	%§

Conservative Strategy Fund - Class C			Conservative Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	3.21%		1 Year	4.25%
5 Years	4.91	%§	5 Years	5.99	%§
10 Years	3.61	%§	10 Years	4.66	%§

Conservative Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	3.99%		1 Year	4.14%
5 Years	5.72	%§	5 Years	4.22	%§
10 Years	4.40	%§	10 Years	4.64	%§

Conservative Strategy Fund - Class R1‡‡			BofA Merrill Lynch 1- 3 Yr U.S. Treasuries Index***
				Total
	Total			Return
	Return
1 Year	4.40%		1 Year	0.67%
5 Years	6.11	%§	5 Years	1.04	%§
10 Years	4.72	%§	10 Years	2.52	%§

Conservative Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	4.14%
5 Years	5.86	%§
10 Years	4.46	%§

12 Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds	How did the market conditions described in the Market
that invests in other Russell Investment Company mutual funds	Summary report affect the Fund’s performance?
(the “Underlying Funds”). The Underlying Funds employ a multi-	Fixed income markets had overall positive performance for the
manager approach whereby portions of the Underlying Funds	fiscal year, as interest rates generally trended lower over the
are allocated to different money managers. Underlying Fund	period, providing a tailwind to aggregate fixed income markets.
assets not allocated to money managers are managed by Russell	During the fiscal year, the Fund had a strategic allocation to
Investment Management Company (“RIMCo”), the Fund’s and	short duration fixed income, as represented by its allocation to
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	the Russell Short Duration Bond Fund, which in a lower yield
advisor, may change the allocation of the Underlying Funds’	environment detracted from the Fund’s benchmark-relative
assets among money managers at any time. An exemptive order	performance.
from the Securities and Exchange Commission (“SEC”) permits
RIMCo to engage or terminate a money manager in an Underlying	It was a positive equity market for the fiscal year ending October
Fund at any time, subject to approval by the Underlying Fund’s	31, 2014. U.S. equities returned 16.07% over the period (as
measured by the Russell 3000® Index), while non-U.S. equities
Board, without a shareholder vote. Pursuant to the terms of the
exemptive order, an Underlying Fund is required to notify its	returned 0.17% (as measured by the Russell Developed ex-U.S.
shareholders within 90 days of when a money manager begins	Large Cap Index). The outperformance of U.S. equities over fixed
providing services.	income was a key positive driver to the Fund’s benchmark-relative performance, as fixed income markets finished at 4.14% for the
What is the Fund’s investment objective?	fiscal year as measured by the Fund’s benchmark.
TheFundseekstoprovidecurrentincomeandcapitalpreservation,	Global REITs and listed infrastructure (as represented by the
and as a secondary objective, long term capital appreciation.	FTSE EPRA/NAREIT Developed Real Estate Index (Net) and
How did the Fund perform relative to its benchmark for the	S&P Global Infrastructure Index (Net)) finished the fiscal year
fiscal year ended October 31, 2014?	up 9.84% and 13.36%, respectively. These asset classes also
For the fiscal year ended October 31, 2014, the Fund’s Class A,	outperformed fixed income markets, which was beneficial to
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares	the Fund’s performance through its allocation to the Russell
gained 3.92%, 3.21%, 3.99%, 4.40%, 4.14%, 3.83% and 4.25%,	Global Real Estate Securities and Russell Global Infrastructure
respectively. This is compared to the Fund’s primary benchmark,	Funds. Commodities largely underperformed broader equity and
the Barclays U.S. Aggregate Bond Index, which gained 4.14%	fixed income markets with a loss of 5.94% for the fiscal year (as
during the same period. The Fund’s performance includes	represented by the Bloomberg Commodity Index Total Return).
operating expenses, whereas index returns are unmanaged and	Thus, the Fund’s allocation to the Russell Commodity Strategies
do not include expenses of any kind.	Fund was a headwind to Fund performance.
For the fiscal year ended October 31, 2014, the Morningstar®	How did the investment strategies and techniques employed
Conservative Allocation, a group of funds that Morningstar	by the Fund and the Underlying Funds affect the Fund’s
considers to have investment strategies similar to those of the	performance?
Fund, gained 5.40%. This result serves as a peer comparison and	The Fund is a fund of funds and its performance is based on
is expressed net of operating expenses.	RIMCo’s strategic asset allocations and the performance of the
The Fund generally performed in-line with the Barclays U.S.	Underlying Funds in which the Fund invests.
Aggregate Bond Index, with some share classes underperforming	The Fund’s strategic allocation to fixed income Underlying
and some share classes outperforming the index. The Fund’s	Funds negatively impacted its benchmark-relative performance.
strategic allocation to fixed income Underlying Funds negatively	Allocations to the Russell Global Opportunistic Credit Fund and
impacted the Fund’s benchmark-relative performance, with the	Russell Short Duration Bond Fund detracted, as these Underlying
Fund’s allocation to the Russell Short Duration Bond Fund having	Funds underperformed the Fund’s benchmark. In particular, the
the largest detrimental impact. Benchmark-relative performance	Russell Short Duration Bond Fund underperformed the Fund’s
was generally aided by the Fund’s mix of out-of-benchmark	benchmark, as having a strategic short duration bias over the
allocations to equity, global real estate, and listed infrastructure	year was a headwind as interest rates generally moved lower.
Underlying Funds, which outperformed fixed income Underlying	Allocations to the Russell Strategic Bond Fund and Russell
Funds over the period.	Investment Grade Bond Fund were slightly positive from a
benchmark-relative perspective. With the exception of the
Russell Global Opportunistic Credit Fund, results from active

Conservative Strategy Fund 13

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

management were positive. For the Russell Strategic Bond Fund,	of these Underlying Funds was generally negative. The Russell
exposure to non-agency mortgages and emerging market debt	Global Infrastructure Fund, Russell Commodity Strategies Fund,
were key contributors to the Underlying Fund’s benchmark-	and Russell Multi-Strategy Alternative Fund underperformed
relative outperformance. Currency selection was also positive,	their respective asset class benchmarks while the Russell Global
particularly a long U.S. Dollar position versus short positions to	Real Estate Securities Fund outperformed its respective asset
the Australian Dollar Euro, and Japanese Yen.	class benchmark. In particular, the Russell Global Infrastructure
With respect to the Fund’s global equity exposure, the Fund’s	Fund was underweight to North American electric utilities and
strategic allocation to the Russell International Developed Markets	the oil and gas pipelines sectors, which were among the strongest
Fund and Russell Emerging Markets Fund detracted from the	performing sectors for the year. For the Russell Global Real
Fund’s benchmark-relative performance, while its allocation to	Estate Securities Fund, security selection within the U.S. was
the Russell Global Equity Fund positively impacted performance.	positive while an overweight to and security selection within
From an active management standpoint, the Russell International	Japan detracted from performance.
Developed Markets Fund outperformed the broad non-U.S. equity	Describe any changes to the Fund’s structure or allocation
market as represented by the Russell Developed ex-U.S. Large	to the Underlying Funds.
Cap™ Index Net, while the Russell Global Equity Fund performed	RIMCo has the discretion to vary the Fund’s actual allocation
in-line with the broad global equity market as represented by the	from the target strategic asset allocation by up to +/- 5% at
Russell Developed Large Cap Net Index. The Russell Emerging	the equity, fixed income or alternative category level based on
Markets Fund underperformed its emerging markets benchmark.	RIMCo’s capital markets research. Performance of the Fund’s
Effective stock selection in Continental Europe was a tailwind	short-term asset allocation modifications ended the fiscal year
to performance for the Russell International Developed Markets	modestly positive. This was driven by beneficial tilts away from
Fund against its benchmark, while an overweight to and stock	target strategic allocations.
selection within information technology benefited performance of
the Russell Global Equity Fund against its benchmark. For the	Entering the fiscal year, the Fund was underweight the Russell
Russell Emerging Markets Fund, unsuccessful stock selection	Commodity Strategies Fund and Russell Global Real Estate
in China, South Korea, Russia, and Taiwan were detractors from	Securities Fund by 0.50% each, and overweight the Russell
performance.	Global Infrastructure Fund and Russell U.S. Core Equity Fund
by 0.50% each, relative to the target strategic asset allocation
The Fund’s strategic allocation to U.S. large cap equity Underlying	weights. This positioning was driven by a cautious medium term
Funds benefited the Fund’s benchmark-relative performance, as	outlook on commodities and a desire to mitigate the real estate
broad U.S. equities outperformed core fixed income for the period.	exposure’s contribution to interest rate sensitivity for the total
Underlying active management detracted, as each of the large cap	portfolio.
U.S. equity Underlying Funds underperformed its respective U.S.
equity market segment as represented by its primary benchmark.	On November 20, 2013, the Fund tilted 2.00% away from the
In particular, the Russell U.S. Core Equity Fund underperformed	Russell Investment Grade Bond Fund and 2.00% towards the
the Russell 1000® Index due to an underweight to electric utilities	Russell Short Duration Bond Fund. This tilt was driven by a
and real estate investment trusts (REITs), which outperformed	negative outlook for duration in the near term and intent to
for the year. In addition, the Fund’s strategic allocation to the	shorten the Fund’s duration exposure.
Russell U.S. Small Cap Equity Fund benefited the Fund’s	On January 13, 2014, the Fund implemented a new target strategic
benchmark-relative performance, though the Underlying Fund	asset allocation that incorporated a higher exposure to equities
underperformed its Russell 2000® Index benchmark.	and real assets, and within equities, the addition of the Russell
The Fund’s strategic allocation to alternative Underlying Funds	Emerging Markets Fund and Russell U.S. Small Cap Equity Fund
had a mixed impact on benchmark-relative performance. The	based on RIMCo’s capital markets research.
Fund’s allocations to the Russell Global Real Estate Securities	In connection with this reallocation, the Fund also shifted its
Fund and Russell Global Infrastructure Fund were positive as	tactical allocations relative to the new strategic asset allocation
these Underlying Funds outperformed the Fund’s benchmark.	weights as follows:
The Fund’s strategic allocation to the Russell Multi-Strategy	- 1.00% overweight to the Russell U.S. Defensive Equity Fund
Alternative Fund and Russell Commodity Strategies Fund	and 1.00% underweight to the Russell Commodity Strategies
detracted, as these Underlying Funds underperformed the Fund’s	Fund due to limited commodity price appreciation expectations
benchmark. From an active management standpoint, performance	over the medium term.

14 Conservative Strategy Fund

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Conservative Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

- 1.00% overweight to the Russell U.S. Defensive Equity Fund and	emerging markets relative to broad global equities. This position
1.00% underweight to the Russell Global Real Estate Securities	was closed at a loss.
Fund due to caution over the interest rate sensitivity of REITs in	On July 22, 2014, the Fund closed its underweight to the Russell
an environment of potential rising rates. This resulted in a total	U.S. Small Cap Equity Fund primarily driven by the Underlying
of 2.00% overweight to the Russell U.S. Defensive Equity Fund.	Fund meeting performance expectations. The Russell U.S. Small
- 2.50% overweight to the Russell International Developed	Cap Equity Fund was funded back to target weight by reducing
Markets Fund and 2.50% underweight to the Russell U.S. Small	the overweight to the Russell U.S. Defensive Equity Fund in order
Cap Equity Fund due to concerns of stretched valuations within	to maintain the existing overweight to the Russell International
U.S. small cap equities.	Developed Markets Fund.
- 1.00% overweight to the Russell Global Equity Fund and	At the end of the fiscal year, the Fund maintained a broad
1.00% underweight to the Russell Emerging Markets Fund due	overweight to equity Underlying Funds relative to real asset
to concerns of strong negative momentum exhibited in emerging	Underlying Funds, and an overweight to the Russell Short
markets.	Duration Bond Fund within fixed income. By the end of the
At the end of May 2014, half of the 2.50% underweight to the	fiscal year, the aggregate positioning was modestly positive to
Russell U.S. Small Cap Equity Fund was removed in order to	performance.
capture partial gains from the position.	The views expressed in this report reflect those of the portfolio
On June 11, 2014, the Fund took an additional 0.25%	managers only through the end of the period covered by
underweight to the Russell Global Real Estate Securities Fund	the report. These views do not necessarily represent the
given the recent strong performance of the REITs asset class but	views of RIMCo, or any other person in RIMCo or any other
continued concern over rate sensitivity. The Fund also took a	affiliated organization. These views are subject to change
0.25% underweight to the Russell Global Infrastructure Fund,	at any time based upon market conditions or other events,
recognizing strong recent performance and stretched valuations.	and RIMCo disclaims any responsibility to update the views
Both positions were offset by equal overweights to the Russell	contained herein. These views should not be relied on as
U.S. Dynamic Equity Fund.	investment advice and, because investment decisions for
On July 9, 2014, the Fund removed its underweight to the Russell	a Russell Investment Company (“RIC”) Fund are based on
Emerging Markets Fund relative to the Russell Global Equity	numerous factors, should not be relied on as an indication
Fund, as recent positive momentum suggested further strength in	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2004.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*** BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on December 29, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014.  The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Conservative Strategy Fund 15

Russell Investment Company Conservative Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,015.70	$1,022.43
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$2.79	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,011.50	$1,018.65
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.59	$6.61
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,015.60	$1,022.43
	Expenses Paid During Period*	$2.79	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

16 Conservative Strategy Fund

Russell Investment Company Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2014	$1,017.60	$1,024.35	October 31, 2014	$1,016.90	$1,023.69
Expenses Paid During Period*	$0.86	$0.87	Expenses Paid During Period*	$1.53	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 184/365 (to reflect the one-half
year period). May reflect amounts waived and/or reimbursed. Without any			year period). May reflect amounts waived and/or reimbursed. Without any
waivers and/or reimbursements, expenses would have been higher.			waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,016.30	$1,023.09
Expenses Paid During Period*	$2.13	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,014.80	$1,021.83
Expenses Paid During Period*	$3.40	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

Conservative Strategy Fund 17

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 71.9%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	2,122,502	21,225
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	3,060,818	68,838
Shares			Russell Short Duration Bond Fund	7,104,066	137,534
			Russell Strategic Bond Fund	13,756,054	153,380
Alternative - 8.5%					380,977
Russell Commodity Strategies Fund	1,007,601	7,779	International Equities - 9.5%
Russell Global Infrastructure Fund	1,545,547	20,015	Russell Emerging Markets Fund	567,309	10,597
Russell Global Real Estate Securities Fund	165,011	6,718	Russell Global Equity Fund	1,813,877	21,386
Russell Multi-Strategy Alternative Fund	1,051,726	10,538	Russell International Developed Markets
		45,050	Fund	516,043	18,526
Domestic Equities - 10.1%					50,509
Russell U.S. Core Equity Fund	309,660	13,374
Russell U.S. Defensive Equity Fund	407,032	18,736	Total Investments 100.0%
Russell U.S. Dynamic Equity Fund	842,971	10,697	(identified cost $468,254)		530,104
Russell U.S. Small Cap Equity Fund	344,584	10,761	Other Assets and Liabilities, Net
		53,568	- 0.0%		31
			Net Assets - 100.0%		530,135

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		8.5
Domestic Equities		10.1
Fixed Income		71.9
International Equities		9.5
Total Investments		100.0
Other Assets and Liabilities, Net		—*
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.
18 Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$468,254
Investments, at fair value	530,104
Receivables:
Investments sold	1,449
Fund shares sold	557
Prepaid expenses	2
Total assets	532,112
Liabilities
Payables:
Fund shares redeemed	1,620
Accrued fees to affiliates	325
Other accrued expenses	32
Total liabilities	1,977
Net Assets	$530,135
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$80
Accumulated net realized gain (loss)	8,037
Unrealized appreciation (depreciation) on investments	61,850
Shares of beneficial interest	476
Additional paid-in capital	459,692
Net Assets	$530,135
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.16
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.84
Class A — Net assets	$124,287,991
Class A — Shares outstanding ($.01 par value)	11,132,689
Net asset value per share: Class C(#)	$11.06
Class C — Net assets	$210,014,473
Class C — Shares outstanding ($.01 par value)	18,982,170
Net asset value per share: Class E(#)	$11.21
Class E — Net assets	$20,901,436
Class E — Shares outstanding ($.01 par value)	1,864,677
Net asset value per share: Class R1(#)	$11.23
Class R1 — Net assets	$38,079,075
Class R1 — Shares outstanding ($.01 par value)	3,390,773
Net asset value per share: Class R4(#)	$11.18
Class R4 — Net assets	$25,501,649
Class R4 — Shares outstanding ($.01 par value)	2,281,462
Net asset value per share: Class R5(#)	$11.25
Class R5 — Net assets	$27,767,667
Class R5 — Shares outstanding ($.01 par value)	2,467,765
Net asset value per share: Class S(#)	$11.24
Class S — Net assets	$83,582,372
Class S — Shares outstanding ($.01 par value)	7,437,433
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 19

Russell Investment Company

Conservative Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$9,780

Expenses
Advisory fees	1,098
Administrative fees	250
Custodian fees	34
Distribution fees - Class A	319
Distribution fees - Class C	1,611
Distribution fees - Class R3	79
Distribution fees - Class R5	6
Transfer agent fees - Class A	255
Transfer agent fees - Class C	430
Transfer agent fees - Class E	44
Transfer agent fees - Class R1	78
Transfer agent fees - Class R2	54
Transfer agent fees - Class R3	63
Transfer agent fees - Class R4	4
Transfer agent fees - Class R5	5
Transfer agent fees - Class S	165
Professional fees	37
Registration fees	126
Shareholder servicing fees - Class C	537
Shareholder servicing fees - Class E	55
Shareholder servicing fees - Class R2	67
Shareholder servicing fees - Class R3	79
Shareholder servicing fees - Class R4	5
Shareholder servicing fees - Class R5	6
Trustees’ fees	13
Printing fees	39
Miscellaneous	33
Expenses before reductions	5,492
Expense reductions	(1,184)
Net expenses	4,308
Net investment income (loss)	5,472

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,340
Capital gain distributions from Underlying Funds	2,613
Net realized gain (loss)	11,953
Net change in unrealized appreciation (depreciation) on investments	2,655
Net realized and unrealized gain (loss)	14,608
Net Increase (Decrease) in Net Assets from Operations	$20,080

See accompanying notes which are an integral part of the financial statements.

20 Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,472	$15,142
Net realized gain (loss)	11,953	11,611
Net change in unrealized appreciation (depreciation)	2,655	(7,452)
Net increase (decrease) in net assets from operations	20,080	19,301
Distributions
From net investment income
Class A	(1,571)	(3,543)
Class C	(1,119)	(4,440)
Class E	(264)	(862)
Class R1	(635)	(1,188)
Class R2	(351)	(1,172)
Class R3	(351)	(1,400)
Class R4	(46)	—
Class R5	(30)	—
Class S	(1,196)	(2,428)
From net realized gain
Class A	(2,625)	(267)
Class C	(4,395)	(441)
Class E	(433)	(68)
Class R1	(819)	(74)
Class R2	(641)	(88)
Class R3	(767)	(116)
Class S	(1,563)	(170)
Net decrease in net assets from distributions	(16,806)	(16,257)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(64,398)	(58,302)

Total Net Increase (Decrease) in Net Assets	(61,124)	(55,258)

Net Assets
Beginning of period	591,259	646,517
End of period	$530,135	$591,259
Undistributed (overdistributed) net investment income included in net assets	$80	$171

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 21

Russell Investment Company

Conservative Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:
	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,512	$16,753	3,514	$38,659
Proceeds from reinvestment of distributions	382	4,148	339	3,693
Payments for shares redeemed	(3,066)	(33,814)	(3,635)	(39,917)
Net increase (decrease)	(1,172)	(12,913)	218	2,435
Class C
Proceeds from shares sold	3,965	43,476	6,987	76,283
Proceeds from reinvestment of distributions	507	5,443	441	4,775
Payments for shares redeemed	(6,141)	(67,176)	(7,801)	(84,914)
Net increase (decrease)	(1,669)	(18,257)	(373)	(3,856)
Class E
Proceeds from shares sold	471	5,223	913	10,059
Proceeds from reinvestment of distributions	63	694	83	912
Payments for shares redeemed	(842)	(9,345)	(2,366)	(26,053)
Net increase (decrease)	(308)	(3,428)	(1,370)	(15,082)
Class R1
Proceeds from shares sold	928	10,320	2,233	24,625
Proceeds from reinvestment of distributions	133	1,454	115	1,262
Payments for shares redeemed	(1,539)	(17,041)	(2,138)	(23,609)
Net increase (decrease)	(478)	(5,267)	210	2,278
Class R2
Proceeds from shares sold	885	9,789	1,700	18,716
Proceeds from reinvestment of distributions	91	992	116	1,260
Payments for shares redeemed	(4,168)	(46,122)	(2,633)	(28,845)
Net increase (decrease)	(3,192)	(35,341)	(817)	(8,869)
Class R3
Proceeds from shares sold	475	5,294	1,020	11,270
Proceeds from reinvestment of distributions	102	1,118	138	1,516
Payments for shares redeemed	(4,367)	(48,637)	(3,126)	(34,498)
Net increase (decrease)	(3,790)	(42,225)	(1,968)	(21,712)
Class R4
Proceeds from shares sold	2,341	25,961	—	—
Proceeds from reinvestment of distributions	4	45	—	—
Payments for shares redeemed	(63)	(703)	—	—
Net increase (decrease)	2,282	25,303	—	—
Class R5
Proceeds from shares sold	2,568	28,651	—	—
Proceeds from reinvestment of distributions	3	30	—	—
Payments for shares redeemed	(103)	(1,147)	—	—
Net increase (decrease)	2,468	27,534	—	—
Class S
Proceeds from shares sold	3,132	34,774	4,804	52,939
Proceeds from reinvestment of distributions	249	2,726	230	2,517
Payments for shares redeemed	(3,354)	(37,304)	(6,241)	(68,952)
Net increase (decrease)	27	196	(1,207)	(13,496)
Total increase (decrease)	(5,832)	$(64,398)	(5,307)	$(58,302)

See accompanying notes which are an integral part of the financial statements.
22 Conservative Strategy Fund

(This page intentionally left blank)

Russell Investment Company

Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	11.09	.14	.28	.42	(.13)	(.22)
October 31, 2013	11.02	.28	.08	.36	(.27)	(.02)
October 31, 2012	10.53	.24	.50	.74	(.25)	—
October 31, 2011	10.71	.39	(.19)	.20	(.38)	—
October 31, 2010	9.79	.28	.93	1.21	(.29)	—

Class C
October 31, 2014	10.99	.05	.30	.35	(.06)	(.22)
October 31, 2013	10.94	.19	.09	.28	(.21)	(.02)
October 31, 2012	10.46	.16	.49	.65	(.17)	—
October 31, 2011	10.64	.31	(.17)	.14	(.32)	—
October 31, 2010	9.75	.20	.90	1.10	(.21)	—

Class E
October 31, 2014	11.13	.14	.29	.43	(.13)	(.22)
October 31, 2013	11.05	.30	.07	.37	(.27)	(.02)
October 31, 2012	10.56	.25	.49	.74	(.25)	—
October 31, 2011	10.73	.47	(.26)	.21	(.38)	—
October 31, 2010	9.82	.28	.92	1.20	(.29)	—

Class R1
October 31, 2014	11.15	.18	.30	.48	(.18)	(.22)
October 31, 2013	11.08	.31	.10	.41	(.32)	(.02)
October 31, 2012	10.59	.28	.51	.79	(.30)	—
October 31, 2011	10.76	.40	(.14)	.26	(.43)	—
October 31, 2010	9.85	.29	.93	1.22	(.31)	—

Class R4(3)
October 31, 2014	11.10	.15	.30	.45	(.15)	(.22)
October 31, 2013	11.03	.32	.06	.38	(.29)	(.02)
October 31, 2012	10.54	.27	.49	.76	(.27)	—
October 31, 2011	10.72	.30	(.07)	.23	(.41)	—
October 31, 2010	9.81	.28	.92	1.20	(.29)	—

Class R5(4)
October 31, 2014	11.17	.13	.29	.42	(.12)	(.22)
October 31, 2013	11.09	.30	.06	.36	(.26)	(.02)
October 31, 2012	10.60	.28	.44	.72	(.23)	—
October 31, 2011	10.77	.41	(.20)	.21	(.38)	—
October 31, 2010	9.85	.26	.92	1.18	(.26)	—

Class S
October 31, 2014	11.16	.16	.30	.46	(.16)	(.22)
October 31, 2013	11.09	.31	.08	.39	(.30)	(.02)
October 31, 2012	10.60	.28	.49	.77	(.28)	—
October 31, 2011	10.77	.44	(.20)	.24	(.41)	—
October 31, 2010	9.85	.30	.93	1.23	(.31)	—

See accompanying notes which are an integral part of the financial statements.

24 Conservative Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.35)	11.16	3.92	124,288.75		.56	1.22	26
(.29)	11.09	3.35	136,433.73		.57	2.55	21
(.25)	11.02	7.15	133,172.72		.56	2.28	22
(.38)	10.53	1.98	110,375.74		.55	3.55	19
(.29)	10.71	12.55	103,561.73		.54	2.74	38

(.28)	11.06	3.21	210,015	1.50	1.31	.47	26
(.23)	10.99	2.61	227,048	1.48	1.32	1.76	21
(.17)	10.94	6.28	230,038	1.47	1.31	1.51	22
(.32)	10.46	1.33	191,953	1.49	1.30	2.83	19
(.21)	10.64	11.48	174,211	1.48	1.29	1.95	38

(.35)	11.21	3.99	20,901.75		.56	1.22	26
(.29)	11.13	3.40	24,180.74		.57	2.75	21
(.25)	11.05	7.11	39,156.72		.56	2.32	22
(.38)	10.56	2.01	42,668.74		.55	4.21	19
(.29)	10.73	12.39	89,672.72		.54	2.77	38

(.40)	11.23	4.40	38,079.50		.17	1.63	26
(.34)	11.15	3.79	43,145.48		.17	2.81	21
(.30)	11.08	7.57	40,536.47		.14	2.59	22
(.43)	10.59	2.51	29,187.49		.12	3.66	19
(.31)	10.76	12.64	18,008.48		.27	2.83	38

(.37)	11.18	4.14	25,502.75		.42	1.38	26
(.31)	11.10	3.51	35,427.73		.42	2.95	21
(.27)	11.03	7.32	44,214.72		.39	2.51	22
(.41)	10.54	2.19	40,304.74		.37	2.74	19
(.29)	10.72	12.43	8,458.73		.52	2.69	38

(.34)	11.25	3.83	27,768	1.00	.67	1.16	26
(.28)	11.17	3.30	42,335.98		.67	2.76	21
(.23)	11.09	6.91	63,878.98		.64	2.60	22
(.38)	10.60	1.99	183,681.99		.62	3.66	19
(.26)	10.77	12.18	209,751.97		.77	2.52	38

(.38)	11.24	4.25	83,582.50		.31	1.46	26
(.32)	11.16	3.59	82,691.48		.32	2.82	21
(.28)	11.09	7.37	95,523.47		.31	2.61	22
(.41)	10.60	2.32	92,126.49		.30	4.00	19
(.31)	10.77	12.73	93,182.47		.29	2.93	38

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund 25

Russell Investment Company
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Moderate Strategy Fund - Class A‡			Moderate Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(0.88)%		1 Year	5.10%
5 Years	6.03	%§	5 Years	7.13	%§
10 Years	4.46	%§	10 Years	4.88	%§

Moderate Strategy Fund - Class C			Moderate Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	4.39%		1 Year	5.44%
5 Years	6.48	%§	5 Years	7.55	%§
10 Years	4.30	%§	10 Years	5.34	%§

Moderate Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	5.18%		1 Year	4.14%
5 Years	7.29	%§	5 Years	4.22	%§
10 Years	5.08	%§	10 Years	4.64	%§

			Russell 1000® Index***
Moderate Strategy Fund - Class R1‡‡
				Total
	Total			Return
	Return
1 Year	5.67%		1 Year	16.78%
5 Years	7.68	%§	5 Years	16.98	%§
10 Years	5.35	%§	10 Years	8.54	%§

Moderate Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	5.31%
5 Years	7.42	%§
10 Years	5.15	%§

26 Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	due to the Fund’s allocation to the Russell Global Opportunistic
invests in other Russell Investment Company mutual funds (the	Credit Fund. The Fund’s strategic exposure to other asset classes
“Underlying Funds”). The Underlying Funds employ a multi-	beyond aggregate fixed income was positive, as other asset classes
manager approach whereby portions of the Underlying Funds	such as equities outperformed fixed income.
are allocated to different money managers. Underlying Fund	It was a positive equity market for the fiscal year ending October
assets not allocated to money managers are managed by Russell	31, 2014. U.S. stocks (as measured by the Russell 3000® Index)
Investment Management Company (“RIMCo”), the Fund’s and	returned 16.07% over the period, while non-U.S. equities
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	returned 0.17% (as measured by the Russell Developed ex-U.S.
advisor, may change the allocation of the Underlying Funds’	Large Cap Index). The outperformance of U.S. equities over fixed
assets among money managers at any time. An exemptive order	income was a key positive driver to the Fund’s benchmark-relative
from the Securities and Exchange Commission (“SEC”) permits	performance, as fixed income markets finished at 4.14% for the
RIMCo to engage or terminate a money manager in an Underlying	fiscal year as measured by the Fund’s benchmark.
Fund at any time, subject to approval by the Underlying Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	Global REITs and listed infrastructure (as represented by the
exemptive order, an Underlying Fund is required to notify its	FTSE/EPRA/ NAREIT Developed Real Estate Index (Net) and
shareholders within 90 days of when a money manager begins	S&P Global Infrastructure Index (Net)) finished the fiscal year
providing services.	up 9.84% and 13.36% respectively. These asset classes also
outperformed fixed income markets, which was beneficial to
What is the Fund’s investment objective?	the Fund’s performance through its allocation to the Russell
The Fund seeks to provide current income and moderate long	Global Real Estate Securities and Russell Global Infrastructure
term capital appreciation.	Funds. Commodities largely underperformed broader equity and fixed income markets with a loss of 5.94% for the fiscal year (as
How did the Fund perform relative to its benchmark for the	represented by the Bloomberg Commodity Index Total Return).
fiscal year ended October 31, 2014?	Thus, the Fund’s allocation to the Russell Commodity Strategies
For the fiscal year ended October 31, 2014, the Fund’s Class A,	Fund was a headwind to Fund performance.
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares
gained 5.19%, 4.39%, 5.18%, 5.67%, 5.31%, 5.10% and 5.44%,	How did the investment strategies and techniques employed
respectively. This is compared to the Fund’s primary benchmark,	by the Fund and the Underlying Funds affect the Fund’s
the Barclays U.S. Aggregate Bond Index, which gained 4.14%	performance?
during the same period. The Fund’s performance includes	The Fund is a fund of funds and its performance is based on
operating expenses, whereas index returns are unmanaged and	RIMCo’s strategic asset allocations and the performance of the
do not include expenses of any kind.	Underlying Funds in which the Fund invests.
For the fiscal year ended October 31, 2014, the Morningstar®	The Fund’s strategic allocation to fixed income Underlying
Conservative Allocation, a group of funds that Morningstar	Funds negatively impacted its benchmark-relative performance.
considers to have investment strategies similar to those of the	An allocation to the Russell Global Opportunistic Credit
Fund, gained 5.40%. This result serves as a peer comparison and	Fund detracted, as it underperformed the Fund’s benchmark.
is expressed net of operating expenses.	Allocations to the Russell Strategic Bond Fund and Russell
The Fund’s outperformance relative to the Barclays U.S. Aggregate	Investment Grade Bond Fund were slightly positive. With the
Bond Index was due to the Fund’s mix of out-of-benchmark	exception of the Russell Global Opportunistic Credit Fund,
allocations to equity, global real estate, and listed infrastructure	results from active management were positive. For the Russell
Underlying Funds, which outperformed fixed income Underlying	Strategic Bond Fund, exposure to non-agency mortgages and
Funds over the period.	emerging market debt were key contributors to the Underlying
Fund’s benchmark-relative outperformance. Currency selection
How did the market conditions described in the Market	was also positive, particularly a long U.S. Dollar position versus
Summary report affect the Fund’s performance?	short positions to the Australian Dollar, Euro and Japanese Yen.
Fixed income markets had overall positive performance for the	With respect to the Fund’s global equity exposure, the Fund’s
fiscal year, as interest rates generally trended lower over the	strategic allocation to the Russell International Developed Markets
period, providing a tailwind to aggregate fixed income markets.	Fund and Russell Emerging Markets Fund detracted from the
However, the Fund’s exposure to the fixed income asset class had	Fund’s benchmark-relative performance, while its allocation to
a modestly negative effect on benchmark-relative performance	the Russell Global Equity Fund positively impacted performance.

Moderate Strategy Fund 27

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

From an active management standpoint, the Russell International		Describe any changes to the Fund’s structure or allocation
Developed Markets Fund outperformed the broad non-U.S. equity		to the Underlying Funds.
market as represented by the Russell Developed ex-U.S. Large		RIMCo has the discretion to vary the Fund’s actual allocation
Cap™ Index Net, while the Russell Global Equity Fund performed		from the target strategic asset allocation by up to +/- 5% at
in-line with the broad global equity market as represented by the		the equity, fixed income or alternative category level based on
Russell Developed Large Cap Net Index. The Russell Emerging		RIMCo’s capital markets research. Performance of the Fund’s
Markets Fund underperformed its emerging markets benchmark.		short-term asset allocation modifications ended the fiscal year
Effective stock selection in Continental Europe was a tailwind		modestly positive. This was driven by beneficial tilts away from
to performance for the Russell International Developed Markets		target strategic allocations.
Fund against its benchmark, while an overweight to and stock
selection within information technology benefited performance of		Entering the fiscal year, the Fund was underweight the Russell
the Russell Global Equity Fund against its benchmark. For the		Commodity Strategies Fund and Russell Global Real Estate
Russell Emerging Markets Fund, unsuccessful stock selection		Securities Fund by 0.75% each, underweight the Russell U.S.
in China, South Korea, Russia, and Taiwan were detractors from		Small Cap Equity Fund by 1.00%, overweight the Russell
performance.		Emerging Markets Fund by 1.00%, and overweight the Russell
Global Infrastructure Fund and Russell U.S. Core Equity Fund
The Fund’s strategic allocation to U.S. large cap Underlying		by 0.75% each, relative to the target strategic asset allocation
Funds benefited the Fund’s benchmark-relative performance, as		weights. Within real assets, this positioning was driven by a
broad U.S. equities outperformed core fixed income for the period.		cautious medium term outlook on commodities and a desire to
Underlying active management detracted, as each of the large cap		mitigate the real estate exposure’s contribution to interest rate
U.S. equity Underlying Funds underperformed its respective U.S.		sensitivity for the total portfolio. Within equities, the positioning
equity market segment as represented by its primary benchmark.		was driven by recognition of stretched valuations in U.S. small
In particular, the Russell U.S. Core Equity Fund underperformed		cap and attractive valuations in emerging markets.
the Russell 1000® Index due to an underweight to electric utilities
and real estate investment trusts (REITs), which outperformed		On January 13, 2014, the Fund implemented a new target strategic
for the year. In addition, the Fund’s strategic allocation to the		asset allocation that incorporated a higher exposure to equities
Russell U.S. Small Cap Equity Fund benefited the Fund’s		and real assets based on RIMCo’s capital markets research.
benchmark-relative performance, though the Underlying Fund		In connection with this reallocation, the Fund also shifted its
underperformed its Russell 2000® Index benchmark.		tactical allocations relative to the new strategic asset allocation
The Fund’s strategic allocation to alternative Underlying Funds		weights as follows:
had a mixed impact on benchmark-relative performance. The		- 0.75% overweight to the Russell U.S. Defensive Equity Fund
Fund’s allocations to the Russell Global Real Estate Securities		and 0.75% underweight to the Russell Commodity Strategies
Fund and Russell Global Infrastructure Fund were positive as		Fund due to limited commodity price appreciation expectations
these Underlying Funds outperformed the Fund’s benchmark.		over the medium term.
The Fund’s	strategic allocation to the Russell Multi-Strategy	- 0.75% overweight to the Russell U.S. Defensive Equity Fund and
Alternative	Fund and Russell Commodity Strategies Fund	0.75% underweight to the Russell Global Real Estate Securities
detracted, as these Underlying Funds underperformed the Fund’s		Fund due to caution over the interest rate sensitivity of REITs in
benchmark. From an active management standpoint, performance		an environment of potential rising rates. This resulted in a total
of these Underlying Funds was generally negative. The Russell		of 1.50% overweight to the Russell U.S. Defensive Equity Fund.
Global Infrastructure Fund, Russell Commodity Strategies Fund,
and Russell Multi-Strategy Alternative Fund underperformed		- 2.00% overweight to the Russell International Developed
their respective asset class benchmarks while the Russell Global		Markets Fund and 2.00% underweight to the Russell U.S. Small
Real Estate Securities Fund outperformed its respective asset		Cap Equity Fund due to concerns of stretched valuations within
class benchmark. In particular, the Russell Global Infrastructure		small cap.
Fund was underweight to North American electric utilities and		- 0.75% overweight to the Russell Global Equity Fund and
the oil and gas pipelines sectors, which were among the strongest		0.75% underweight to the Russell Emerging Markets Fund due
performing sectors for the year. For the Russell Global Real		to concerns of strong negative momentum exhibited in emerging
Estate Securities Fund, security selection within the U.S. was		markets.
positive while an overweight to and security selection within
Japan detracted from performance.

28 Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

At the end of May 2014, half of the 2.50% underweight to the	the overweight to the Russell U.S. Defensive Equity Fund in order
Russell U.S. Small Cap Equity Fund was removed in order to	to maintain the existing overweight to the Russell International
capture partial gains from the position.	Developed Markets Fund.
On June 11, 2014, the Fund took an additional 0.25%	At the end of the fiscal year, the Fund maintained a broad
underweight to the Russell Global Real Estate Securities Fund	overweight to equity Underlying Funds relative to real asset
given the recent strong performance of the REITs asset class but	Underlying Funds. By the end of the fiscal year, the aggregate
continued concern over rate sensitivity. The Fund also took a	positioning was modestly positive to performance.
0.25% underweight to the Russell Global Infrastructure Fund,
recognizing strong recent performance and stretched valuations.	The views expressed in this report reflect those of the portfolio
Both positions were offset by equal overweights to the Russell	managers only through the end of the period covered by
U.S. Dynamic Equity Fund.	the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
On July 9, 2014, the Fund removed its underweight to the Russell	affiliated organization. These views are subject to change
Emerging Markets Fund relative to the Russell Global Equity	at any time based upon market conditions or other events,
Fund, as recent positive momentum suggested further strength in	and RIMCo disclaims any responsibility to update the views
emerging markets relative to broad global equities. This position	contained herein. These views should not be relied on as
was closed at a loss.	investment advice and, because investment decisions for
On July 22, 2014, the Fund closed its underweight to the Russell	a Russell Investment Company (“RIC”) Fund are based on
U.S. Small Cap Equity Fund primarily driven by the Underlying	numerous factors, should not be relied on as an indication
Fund meeting performance expectations. The Russell U.S. Small	of investment decisions of any RIC Fund.
Cap Equity Fund was funded back to target weight by reducing

* Assumes initial investment on November 1, 2004.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on October 3, 2006.  The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Moderate Strategy Fund 29

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,020.10	$1,022.43
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$2.80	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,015.80	$1,018.65
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.61	$6.61
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,020.00	$1,022.43
	Expenses Paid During Period*	$2.80	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

30 Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2014	$1,022.80	$1,024.35	October 31, 2014	$1,021.30	$1,023.69
Expenses Paid During Period*	$0.87	$0.87	Expenses Paid During Period*	$1.53	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 184/365 (to reflect the one-half
year period). May reflect amounts waived and/or reimbursed. Without any			year period). May reflect amounts waived and/or reimbursed. Without any
waivers and/or reimbursements, expenses would have been higher.			waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,020.60	$1,023.09
Expenses Paid During Period*	$2.14	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,019.10	$1,021.83
Expenses Paid During Period*	$3.41	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

				Moderate Strategy Fund 31

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 54.8%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	3,383,203	33,832
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	6,745,405	151,704
Shares			Russell Strategic Bond Fund	24,922,117	277,882
					463,418
Alternative - 12.0%			International Equities - 16.9%
Russell Commodity Strategies Fund	2,363,245	18,244	Russell Emerging Markets Fund	1,765,873	32,986
Russell Global Infrastructure Fund	3,125,904	40,480	Russell Global Equity Fund	4,359,848	51,403
Russell Global Real Estate Securities Fund	423,623	17,246	Russell International Developed Markets
Russell Multi-Strategy Alternative Fund	2,523,222	25,283	Fund	1,630,742	58,544
		101,253			142,933
Domestic Equities - 16.3%
Russell U.S. Core Equity Fund	993,700	42,918	Total Investments 100.0%
Russell U.S. Defensive Equity Fund	840,155	38,672	(identified cost $715,262)		845,278
Russell U.S. Dynamic Equity Fund	1,689,321	21,437	Other Assets and Liabilities, Net
Russell U.S. Small Cap Equity Fund	1,109,399	34,647	-(0.0%)		(161)
		137,674	Net Assets - 100.0%		845,117

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		12.0
Domestic Equities		16.3
Fixed Income		54.8
International Equities		16.9
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

32 Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$715,262
Investments, at fair value	845,278
Receivables:
Investments sold	1,155
Fund shares sold	899
Prepaid expenses	2
Total assets	847,334
Liabilities
Payables:
Fund shares redeemed	1,674
Accrued fees to affiliates	501
Other accrued expenses	42
Total liabilities	2,217
Net Assets	$845,117
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$127
Accumulated net realized gain (loss)	998
Unrealized appreciation (depreciation) on investments	130,016
Shares of beneficial interest	705
Additional paid-in capital	713,271
Net Assets	$845,117
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.02
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.75
Class A — Net assets	$222,874,433
Class A — Shares outstanding ($.01 par value)	18,546,896
Net asset value per share: Class C(#)	$11.90
Class C — Net assets	$301,445,101
Class C — Shares outstanding ($.01 par value)	25,326,619
Net asset value per share: Class E(#)	$12.04
Class E — Net assets	$37,484,953
Class E — Shares outstanding ($.01 par value)	3,113,985
Net asset value per share: Class R1(#)	$12.07
Class R1 — Net assets	$53,016,284
Class R1 — Shares outstanding ($.01 par value)	4,393,618
Net asset value per share: Class R4(#)	$12.03
Class R4 — Net assets	$45,827,997
Class R4 — Shares outstanding ($.01 par value)	3,808,820
Net asset value per share: Class R5(#)	$12.08
Class R5 — Net assets	$36,598,006
Class R5 — Shares outstanding ($.01 par value)	3,029,186
Net asset value per share: Class S(#)	$12.06
Class S — Net assets	$147,870,293
Class S — Shares outstanding ($.01 par value)	12,259,363
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 33

Russell Investment Company

Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$18,192

Expenses
Advisory fees	1,792
Administrative fees	408
Custodian fees	34
Distribution fees - Class A	580
Distribution fees - Class C	2,312
Distribution fees - Class R3	108
Distribution fees - Class R5	7
Transfer agent fees - Class A	464
Transfer agent fees - Class C	617
Transfer agent fees - Class E	84
Transfer agent fees - Class R1	116
Transfer agent fees - Class R2	107
Transfer agent fees - Class R3	86
Transfer agent fees - Class R4	7
Transfer agent fees - Class R5	6
Transfer agent fees - Class S	305
Professional fees	44
Registration fees	136
Shareholder servicing fees - Class C	771
Shareholder servicing fees - Class E	105
Shareholder servicing fees - Class R2	134
Shareholder servicing fees - Class R3	108
Shareholder servicing fees - Class R4	9
Shareholder servicing fees - Class R5	7
Trustees’ fees	21
Printing fees	56
Miscellaneous	49
Expenses before reductions	8,473
Expense reductions	(1,804)
Net expenses	6,669
Net investment income (loss)	11,523

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	21,970
Capital gain distributions from Underlying Funds	7,206
Net realized gain (loss)	29,176
Net change in unrealized appreciation (depreciation) on investments	3,053
Net realized and unrealized gain (loss)	32,229
Net Increase (Decrease) in Net Assets from Operations	$43,752

See accompanying notes which are an integral part of the financial statements.

34 Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,523	$22,046
Net realized gain (loss)	29,176	27,212
Net change in unrealized appreciation (depreciation)	3,053	17,060
Net increase (decrease) in net assets from operations	43,752	66,318
Distributions
From net investment income
Class A	(3,305)	(5,368)
Class C	(2,454)	(5,597)
Class E	(624)	(1,625)
Class R1	(1,092)	(1,818)
Class R2	(869)	(1,715)
Class R3	(633)	(1,812)
Class R4	(50)	—
Class R5	(13)	—
Class S	(2,574)	(3,968)
Net decrease in net assets from distributions	(11,614)	(21,903)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(137,187)	(97,378)

Total Net Increase (Decrease) in Net Assets	(105,049)	(52,963)

Net Assets
Beginning of period	950,166	1,003,129
End of period	$845,117	$950,166
Undistributed (overdistributed) net investment income included in net assets	$127	$218

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 35

Russell Investment Company

Moderate Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:
	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,832	$33,368	3,981	$44,691
Proceeds from reinvestment of distributions	280	3,269	480	5,304
Payments for shares redeemed	(4,908)	(57,900)	(5,128)	(57,660)
Net increase (decrease)	(1,796)	(21,263)	(667)	(7,665)
Class C
Proceeds from shares sold	4,472	52,299	6,652	74,250
Proceeds from reinvestment of distributions	211	2,424	504	5,520
Payments for shares redeemed	(7,046)	(82,235)	(8,065)	(90,126)
Net increase (decrease)	(2,363)	(27,512)	(909)	(10,356)
Class E
Proceeds from shares sold	825	9,699	1,449	16,283
Proceeds from reinvestment of distributions	53	623	146	1,611
Payments for shares redeemed	(1,825)	(21,496)	(4,235)	(47,719)
Net increase (decrease)	(947)	(11,174)	(2,640)	(29,825)
Class R1
Proceeds from shares sold	1,180	14,006	2,534	28,553
Proceeds from reinvestment of distributions	93	1,092	164	1,818
Payments for shares redeemed	(2,834)	(33,336)	(2,759)	(31,147)
Net increase (decrease)	(1,561)	(18,238)	(61)	(776)
Class R2
Proceeds from shares sold	733	8,630	1,875	21,116
Proceeds from reinvestment of distributions	74	869	155	1,715
Payments for shares redeemed	(6,612)	(78,318)	(2,817)	(31,704)
Net increase (decrease)	(5,805)	(68,819)	(787)	(8,873)
Class R3
Proceeds from shares sold	550	6,494	1,281	14,486
Proceeds from reinvestment of distributions	54	633	163	1,812
Payments for shares redeemed	(5,568)	(66,109)	(4,284)	(48,372)
Net increase (decrease)	(4,964)	(58,982)	(2,840)	(32,074)
Class R4
Proceeds from shares sold	3,907	46,370	—	—
Proceeds from reinvestment of distributions	4	50	—	—
Payments for shares redeemed	(102)	(1,208)	—	—
Net increase (decrease)	3,809	45,212	—	—
Class R5
Proceeds from shares sold	3,104	36,976	—	—
Proceeds from reinvestment of distributions	1	13	—	—
Payments for shares redeemed	(76)	(901)	—	—
Net increase (decrease)	3,029	36,088	—	—
Class S
Proceeds from shares sold	4,075	48,156	5,238	59,110
Proceeds from reinvestment of distributions	215	2,528	354	3,918
Payments for shares redeemed	(5,346)	(63,183)	(6,273)	(70,837)
Net increase (decrease)	(1,056)	(12,499)	(681)	(7,809)
Total increase (decrease)	(11,654)	$(137,187)	(8,585)	$(97,378)

See accompanying notes which are an integral part of the financial statements.

36 Moderate Strategy Fund

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Russell Investment Company

Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2014	11.59	.17	.43	.60	(.17)
October 31, 2013	11.06	.26	.53	.79	(.26)
October 31, 2012	10.51	.24	.55	.79	(.24)
October 31, 2011	10.68	.38	(.18)	.20	(.37)
October 31, 2010	9.55	.25	1.14	1.39	(.26)

Class C
October 31, 2014	11.49	.08	.42	.50	(.09)
October 31, 2013	10.99	.18	.52	.70	(.20)
October 31, 2012	10.44	.16	.55	.71	(.16)
October 31, 2011	10.62	.28	(.15)	.13	(.31)
October 31, 2010	9.50	.17	1.13	1.30	(.18)

Class E
October 31, 2014	11.61	.18	.42	.60	(.17)
October 31, 2013	11.08	.29	.50	.79	(.26)
October 31, 2012	10.52	.23	.57	.80	(.24)
October 31, 2011	10.68	.45	(.24)	.21	(.37)
October 31, 2010	9.55	.26	1.13	1.39	(.26)

Class R1
October 31, 2014	11.63	.23	.42	.65	(.21)
October 31, 2013	11.11	.31	.51	.82	(.30)
October 31, 2012	10.56	.27	.57	.84	(.29)
October 31, 2011	10.72	.38	(.12)	.26	(.42)
October 31, 2010	9.59	.27	1.14	1.41	(.28)

Class R4(3)
October 31, 2014	11.60	.20	.41	.61	(.18)
October 31, 2013	11.08	.29	.51	.80	(.28)
October 31, 2012	10.52	.26	.56	.82	(.26)
October 31, 2011	10.69	.23	-(h)	.23	(.40)
October 31, 2010	9.56	.25	1.14	1.39	(.26)

Class R5(4)
October 31, 2014	11.64	.17	.42	.59	(.15)
October 31, 2013	11.12	.30	.47	.77	(.25)
October 31, 2012	10.56	.27	.51	.78	(.22)
October 31, 2011	10.72	.38	(.17)	.21	(.37)
October 31, 2010	9.59	.23	1.13	1.36	(.23)

Class S
October 31, 2014	11.63	.20	.43	.63	(.20)
October 31, 2013	11.11	.30	.51	.81	(.29)
October 31, 2012	10.55	.27	.56	.83	(.27)
October 31, 2011	10.72	.37	(.14)	.23	(.40)
October 31, 2010	9.58	.28	1.14	1.42	(.28)

See accompanying notes which are an integral part of the financial statements.

38 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.17)	12.02	5.19	222,875.73		.56	1.45	14
(.26)	11.59	7.22	235,684.72		.57	2.35	13
(.24)	11.06	7.67	232,467.71		.56	2.21	23
(.37)	10.51	1.95	207,292.73		.55	3.53	15
(.26)	10.68	14.75	220,380.71		.54	2.51	48

(.09)	11.90	4.39	301,445	1.48	1.31	.70	14
(.20)	11.49	6.42	318,120	1.47	1.32	1.60	13
(.16)	10.99	6.91	314,391	1.46	1.31	1.48	23
(.31)	10.44	1.20	288,055	1.48	1.30	2.66	15
(.18)	10.62	13.87	270,529	1.46	1.29	1.74	48

(.17)	12.04	5.18	37,485.73		.56	1.51	14
(.26)	11.61	7.17	47,129.72		.57	2.56	13
(.24)	11.08	7.75	74,240.71		.56	2.14	23
(.37)	10.52	2.00	72,800.73		.55	4.21	15
(.26)	10.68	14.74	155,540.71		.54	2.54	48

(.21)	12.07	5.67	53,016.48		.17	1.92	14
(.30)	11.63	7.57	69,274.47		.17	2.71	13
(.29)	11.11	8.10	66,823.46		.14	2.48	23
(.42)	10.56	2.49	44,486.48		.12	3.55	15
(.28)	10.72	14.97	28,704.47		.27	2.64	48

(.18)	12.03	5.31	45,828.73		.42	1.68	14
(.28)	11.60	7.31	67,330.72		.42	2.56	13
(.26)	11.08	7.95	73,019.71		.39	2.38	23
(.40)	10.52	2.17	60,610.73		.37	2.14	15
(.26)	10.69	14.74	7,221.71		.52	2.50	48

(.15)	12.08	5.10	36,598.98		.67	1.46	14
(.25)	11.64	7.01	57,788.97		.67	2.63	13
(.22)	11.12	7.55	86,756.97		.64	2.56	23
(.37)	10.56	1.97	248,661.98		.62	3.51	15
(.23)	10.72	14.39	288,375.96		.77	2.32	48

(.20)	12.06	5.44	147,870.48		.31	1.71	14
(.29)	11.63	7.41	154,841.47		.32	2.63	13
(.27)	11.11	8.02	155,433.46		.31	2.52	23
(.40)	10.55	2.21	153,148.48		.30	3.49	15
(.28)	10.72	15.09	126,620.46		.29	2.77	48

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 39

Russell Investment Company Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Balanced Strategy Fund - Class A‡			Balanced Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	0.15%		1 Year	6.17%
5 Years	7.42	%§	5 Years	8.57	%§
10 Years	5.10	%§	10 Years	5.53	%§

Balanced Strategy Fund - Class C			Balanced Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	5.51%		1 Year	6.52%
5 Years	7.88	%§	5 Years	8.97	%§
10 Years	4.93	%§	10 Years	5.99	%§

Balanced Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	6.26%		1 Year	4.14%
5 Years	8.68	%§	5 Years	4.22	%§
10 Years	5.72	%§	10 Years	4.64	%§

			Russell 1000® Index***
Balanced Strategy Fund - Class R1‡‡
				Total
	Total			Return
	Return
1 Year	6.63%		1 Year	16.78%
5 Years	9.10	%§	5 Years	16.98	%§
10 Years	6.05	%§	10 Years	8.54	%§

			Russell Developed ex-U.S. Large Cap® Index Net****
Balanced Strategy Fund - Class R4‡‡‡				Total
	Total			Return
	Return		1 Year	0.17%
1 Year	6.39%		5 Years	6.85	%§
5 Years	8.84	%§	10 Years	6.25	%§
10 Years	5.78	%§

40 Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	income was a key positive driver to the Fund’s benchmark-relative
invests in other Russell Investment Company mutual funds (the	performance, as fixed income markets finished at 4.14% for the
“Underlying Funds”). The Underlying Funds employ a multi-	fiscal year as measured by the Fund’s benchmark.
manager approach whereby portions of the Underlying Funds	Fixed income markets had overall positive performance for the
are allocated to different money managers. Underlying Fund	fiscal year, as interest rates generally trended lower over the
assets not allocated to money managers are managed by Russell	period, providing a tailwind to aggregate fixed income markets.
Investment Management Company (“RIMCo”), the Fund’s and	However, the Fund’s exposure to the fixed income asset class had
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	a modestly negative effect on benchmark-relative performance
advisor, may change the allocation of the Underlying Funds’	due to the Fund’s allocation to the Russell Global Opportunistic
assets among money managers at any time. An exemptive order	Credit Fund. The Fund’s strategic exposure to other asset classes
from the Securities and Exchange Commission (“SEC”) permits	beyond aggregate fixed income was positive, as other asset classes
RIMCo to engage or terminate a money manager in an Underlying	such as equities outperformed fixed income.
Fund at any time, subject to approval by the Underlying Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	Global REITs and listed infrastructure (as represented by the
exemptive order, an Underlying Fund is required to notify its	FTSE/EPRA/ NAREIT Developed Real Estate Index (Net) and
shareholders within 90 days of when a money manager begins	S&P Global Infrastructure Index (Net)) finished the fiscal year
providing services.	up 9.84% and 13.36% respectively. These asset classes also
outperformed fixed income markets, which was beneficial to
What is the Fund’s investment objective?	the Fund’s performance through its allocation to the Russell
The Fund seeks to provide above average long term capital	Global Real Estate Securities and Russell Global Infrastructure
appreciation and a moderate level of current income.	Funds. Commodities largely underperformed broader equity and fixed income markets with a loss of 5.94% for the fiscal year (as
How did the Fund perform relative to its benchmark for the	represented by the Bloomberg Commodity Index Total Return).
fiscal year ended October 31, 2014?	Thus, the Fund’s allocation to the Russell Commodity Strategies
For the fiscal year ended October 31, 2014, the Fund’s Class A,	Fund was a headwind to Fund performance.
Class C, Class E, Class R1, Class R4, Class R5 and Class S Shares
gained 6.30%, 5.51%, 6.26%, 6.63%, 6.39%, 6.17% and 6.52%,	How did the investment strategies and techniques employed
respectively. This is compared to the Fund’s primary benchmark,	by the Fund and the Underlying Funds affect the Fund’s
the Barclays U.S. Aggregate Bond Index, which gained 4.14%	performance?
during the same period. The Fund’s performance includes	The Fund is a fund of funds and its performance is based on
operating expenses, whereas index returns are unmanaged and	RIMCo’s strategic asset allocations and the performance of the
do not include expenses of any kind.	Underlying Funds in which the Fund invests.
For the fiscal year ended October 31, 2014, the Morningstar®	With respect to the Fund’s global equity exposure, the Fund’s
Moderate Allocation, a group of funds that Morningstar considers	strategic allocation to the Russell International Developed Markets
to have investment strategies similar to those of the Fund, gained	Fund and Russell Emerging Markets Fund detracted from the
8.28%. This result serves as a peer comparison and is expressed	Fund’s benchmark-relative performance, while its allocation to
net of operating expenses.	the Russell Global Equity Fund positively impacted performance.
The Fund’s outperformance relative to the Barclays U.S. Aggregate	From an active management standpoint, the Russell International
Bond Index was due to the Fund’s mix of out-of-benchmark	Developed Markets Fund outperformed the broad non-U.S. equity
allocations to equity, global real estate, and listed infrastructure	market as represented by the Russell Developed ex-U.S. Large
Underlying Funds, which outperformed fixed income Underlying	Cap™ Index Net, while the Russell Global Equity Fund performed
Funds over the period.	in-line with the broad global equity market as represented by the
Russell Developed Large Cap Net Index. The Russell Emerging
How did the market conditions described in the Market	Markets Fund underperformed its emerging markets benchmark.
Summary report affect the Fund’s performance?	Effective stock selection in Continental Europe was a tailwind
It was a positive equity market for the fiscal year ending October	to performance for the Russell International Developed Markets
31, 2014. U.S. stocks (as measured by the Russell 3000® Index)	Fund against its benchmark, while an overweight to and stock
returned 16.07% over the period, while non-U.S. equities	selection within information technology benefited performance of
returned 0.17% (as measured by the Russell Developed ex-U.S.	the Russell Global Equity Fund against its benchmark. For the
Large Cap Index). The outperformance of U.S. equities over fixed	Russell Emerging Markets Fund, unsuccessful stock selection

Balanced Strategy Fund 41

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

in China, South Korea, Russia, and Taiwan were detractors from		Describe any changes to the Fund’s structure or allocation
performance.		to the Underlying Funds.
The Fund’s strategic allocation to U.S. large cap Underlying		RIMCo has the discretion to vary the Fund’s actual allocation
Funds benefited the Fund’s benchmark-relative performance, as		from the target strategic asset allocation by up to +/- 5% at
broad U.S. equities outperformed core fixed income for the period.		the equity, fixed income or alternative category level based on
Underlying active management detracted, as each of the large cap		RIMCo’s capital markets research. Performance of the Fund’s
U.S. equity Underlying Funds underperformed its respective U.S.		short-term asset allocation modifications ended the fiscal year
equity market segment as represented by its primary benchmark.		modestly positive. This was driven by beneficial tilts away from
In particular, the Russell U.S. Core Equity Fund underperformed		target strategic allocations.
the Russell 1000® Index due to an underweight to electric utilities		Entering the fiscal year, the Fund was underweight the Russell
and real estate investment trusts (REITs), which outperformed		Commodity Strategies Fund, Russell Global Real Estate Securities
for the year. In addition, the Fund’s strategic allocation to the		Fund, and Russell U.S. Small Cap Equity Fund by 1.00% each,
Russell U.S. Small Cap Equity Fund benefited the Fund’s		and overweight the Russell Emerging Markets Fund, Russell
benchmark-relative performance, though the Underlying Fund		Global Infrastructure Fund and Russell U.S. Core Equity Fund
underperformed its Russell 2000® Index benchmark.		by 1.00% each, relative to the target strategic asset allocation
The Fund’s strategic allocation to fixed income Underlying		weights. The positioning to the real asset Underlying Funds was
Funds negatively impacted its benchmark-relative performance.		driven by a cautious medium term outlook on commodities and
An allocation to the Russell Global Opportunistic Credit Fund		a desire to mitigate the real estate exposure’s contribution to
detracted, as it underperformed the Fund’s benchmark. An		interest rate sensitivity for the total portfolio. Within equities, the
allocation to the Russell Strategic Bond Fund was slightly		positioning was driven by recognition of stretched valuations in
positive. With the exception of the Russell Global Opportunistic		U.S. small cap and attractive valuations in emerging markets.
Credit Fund, results from active management were positive.		On January 13, 2014, the Fund implemented a new target strategic
For the Russell Strategic Bond Fund, exposure to non-agency		asset allocation that incorporated a higher exposure to equities
mortgages and emerging market debt were key contributors to		and real assets based on RIMCo’s capital markets research.
the Underlying Fund’s benchmark-relative outperformance.
Currency selection was also positive, particularly a long U.S.		In connection with this reallocation, the Fund also shifted its
Dollar positions versus short positions to the Australian Dollar,		tactical allocations relative to the new strategic asset allocation
Euro and Japanese Yen.		weights as follows:
The Fund’s strategic allocation to alternative Underlying Funds		- 1.00% overweight to the Russell U.S. Defensive Equity Fund
had a mixed impact on benchmark-relative performance. The		and 1.00% underweight to the Russell Commodity Strategies
Fund’s allocations to the Russell Global Real Estate Securities		Fund due to limited commodity price appreciation expectations
Fund and Russell Global Infrastructure Fund were positive as		over the medium term.
these Underlying Funds outperformed the Fund’s benchmark.		- 1.00% overweight to the Russell U.S. Defensive Equity Fund and
The Fund’s	strategic allocation to the Russell Multi-Strategy	1.00% underweight to the Russell Global Real Estate Securities
Alternative	Fund and Russell Commodity Strategies Fund	Fund due to caution over the interest rate sensitivity of REITs in
detracted, as these Underlying Funds underperformed the Fund’s		an environment of potential rising rates. This resulted in a total
benchmark. From an active management standpoint, performance		of 2.00% overweight to the Russell U.S. Defensive Equity Fund.
of these Underlying Funds was generally negative. The Russell		- 2.50% overweight to the Russell International Developed
Global Infrastructure Fund, Russell Commodity Strategies Fund,		Markets Fund and 2.50% underweight to the Russell U.S. Small
and Russell Multi-Strategy Alternative Fund underperformed		Cap Equity Fund due to concerns of stretched valuations within
their respective asset class benchmarks while the Russell Global		U.S. small cap equities.
Real Estate Securities Fund outperformed its respective asset
class benchmark. In particular, the Russell Global Infrastructure		- 1.00% overweight to the Russell Global Equity Fund and
Fund was underweight to North American electric utilities and		1.00% underweight to the Russell Emerging Markets Fund due
the oil and gas pipelines sectors, which were among the strongest		to concerns of strong negative momentum exhibited in emerging
performing sectors for the year. For the Russell Global Real		markets.
Estate Securities Fund, security selection within the U.S. was		At the end of May 2014, half of the 2.50% underweight to the
positive while an overweight to and security selection within		Russell U.S. Small Cap Equity Fund was removed in order to
Japan detracted from performance.		capture partial gains from the position.

42 Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

On June 11, 2014, the Fund took an additional 0.50%	to maintain the existing overweight to the Russell International
underweight to the Russell Global Real Estate Securities Fund	Developed Markets Fund.
given the recent strong performance of the REITs asset class but	At the end of the fiscal year, the Fund maintained a broad
continued concern over rate sensitivity. The Fund also took a	overweight to equity Underlying Funds relative to real asset
0.50% underweight to the Russell Global Infrastructure Fund,	Underlying Funds. By the end of the fiscal year, the aggregate
recognizing strong recent performance and stretched valuations.	positioning was modestly positive to performance.
Both positions were offset by equal overweights to the Russell
U.S. Dynamic Equity Fund.	The views expressed in this report reflect those of the portfolio
On July 9, 2014, the Fund removed its underweight to the Russell	managers only through the end of the period covered by
Emerging Markets Fund relative to the Russell Global Equity	the report. These views do not necessarily represent the
Fund, as recent positive momentum suggested further strength in	views of RIMCo, or any other person in RIMCo or any other
emerging markets relative to broad global equities. This position	affiliated organization. These views are subject to change
was closed at a loss.	at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
On July 22, 2014, the Fund closed its underweight to the Russell	contained herein. These views should not be relied on as
U.S. Small Cap Equity Fund primarily driven by the Underlying	investment advice and, because investment decisions for
Fund meeting performance expectations. The Russell U.S. Small	a Russell Investment Company (“RIC”) Fund are based on
Cap Equity Fund was funded back to target weight by reducing	numerous factors, should not be relied on as an indication
the overweight to the Russell U.S. Defensive Equity Fund in order	of investment decisions of any RIC Fund.

* Assumes initial investment on November 1, 2004.

** The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

*** Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

**** Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡ The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.

‡‡ The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡ The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.

§ Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Strategy Fund 43

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,023.40	$1,022.43
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$2.81	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,019.10	$1,018.65
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.62	$6.61
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,023.20	$1,022.43
	Expenses Paid During Period*	$2.80	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

44 Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2014	$1,024.90	$1,024.35	October 31, 2014	$1,024.60	$1,023.69
Expenses Paid During Period*	$0.87	$0.87	Expenses Paid During Period*	$1.53	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 184/365 (to reflect the one-half
year period). May reflect amounts waived and/or reimbursed. Without any			year period). May reflect amounts waived and/or reimbursed. Without any
waivers and/or reimbursements, expenses would have been higher.			waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,023.60	$1,023.09
Expenses Paid During Period*	$2.14	$2.14

* Actual Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.
(1) As of October 1, 2014, Class R2 Shares were reclassifies as Class R4 Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through October 1,
R4 Shares for the period October 2, 2014 through October 31,2014, and Class
2014

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,022.10	$1,021.83
Expenses Paid During Period*	$3.41	$3.41

* Actual Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.
(2) As of October 1, 2014, Class R3 Shares were reclassifies as Class R5 Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through October 1,
R4 Shares for the period October 2, 2014 through October 31,2014, and Class
2014.

Balanced Strategy Fund 45

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 31.8%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	14,205,642	142,056
Series Mutual Funds - Class Y			Russell Strategic Bond Fund	88,812,013	990,254
Shares					1,132,310
			International Equities - 28.0%
Alternative - 10.8%			Russell Emerging Markets Fund	12,828,631	239,639
Russell Commodity Strategies Fund	8,358,160	64,525	Russell Global Equity Fund	30,639,942	361,245
Russell Global Infrastructure Fund	12,459,885	161,356	Russell International Developed Markets
Russell Global Real Estate Securities Fund	1,342,655	54,659	Fund	10,978,824	394,140
Russell Multi-Strategy Alternative Fund	10,548,518	105,696			995,024
		386,236
Domestic Equities - 29.4%			Total Investments 100.0%
Russell U.S. Core Equity Fund	6,715,002	290,021	(identified cost $3,069,803)		3,559,569
Russell U.S. Defensive Equity Fund	5,346,483	246,099	Other Assets and Liabilities, Net
Russell U.S. Dynamic Equity Fund	19,946,218	253,117	-(0.0%)		(1,055)
Russell U.S. Small Cap Equity Fund	8,221,641	256,762
		1,045,999	Net Assets - 100.0%		3,558,514

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		10.8
Domestic Equities		29.4
Fixed Income		31.8
International Equities		28.0
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

46 Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$3,069,803
Investments, at fair value	3,559,569
Receivables:
Investments sold	2,674
Fund shares sold	3,263
Prepaid expenses	8
Total assets	3,565,514
Liabilities
Payables:
Fund shares redeemed	4,778
Accrued fees to affiliates	2,131
Other accrued expenses	91
Total liabilities	7,000
Net Assets	$3,558,514
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$69
Accumulated net realized gain (loss)	(15,758)
Unrealized appreciation (depreciation) on investments	489,766
Shares of beneficial interest	2,870
Additional paid-in capital	3,081,567
Net Assets	$3,558,514
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.43
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.19
Class A — Net assets	$ 1,058,976,445
Class A — Shares outstanding ($.01 par value)	85,214,476
Net asset value per share: Class C(#)	$12.26
Class C — Net assets	$ 1,252,252,547
Class C — Shares outstanding ($.01 par value)	102,164,038
Net asset value per share: Class E(#)	$12.48
Class E — Net assets	$64,209,722
Class E — Shares outstanding ($.01 par value)	5,146,027
Net asset value per share: Class R1(#)	$12.55
Class R1 — Net assets	$265,650,482
Class R1 — Shares outstanding ($.01 par value)	21,165,060
Net asset value per share: Class R4(#)	$12.46
Class R4 — Net assets	$206,600,086
Class R4 — Shares outstanding ($.01 par value)	16,584,560
Net asset value per share: Class R5(#)	$12.48
Class R5 — Net assets	$144,430,207
Class R5 — Shares outstanding ($.01 par value)	11,575,340
Net asset value per share: Class S(#)	$12.55
Class S — Net assets	$566,394,695
Class S — Shares outstanding ($.01 par value)	45,135,518
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 47

Russell Investment Company

Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$86,950

Expenses
Advisory fees	7,476
Administrative fees	1,704
Custodian fees	33
Distribution fees - Class A	2,709
Distribution fees - Class C	9,607
Distribution fees - Class R3	401
Distribution fees - Class R5	29
Transfer agent fees - Class A	2,167
Transfer agent fees - Class C	2,562
Transfer agent fees - Class E	151
Transfer agent fees - Class R1	559
Transfer agent fees - Class R2	455
Transfer agent fees - Class R3	321
Transfer agent fees - Class R4	34
Transfer agent fees - Class R5	23
Transfer agent fees - Class S	1,204
Professional fees	97
Registration fees	201
Shareholder servicing fees - Class C	3,202
Shareholder servicing fees - Class E	189
Shareholder servicing fees - Class R2	569
Shareholder servicing fees - Class R3	401
Shareholder servicing fees - Class R4	42
Shareholder servicing fees - Class R5	29
Trustees’ fees	89
Printing fees	230
Miscellaneous	155
Expenses before reductions	34,639
Expense reductions	(6,951)
Net expenses	27,688
Net investment income (loss)	59,262

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	117,980
Capital gain distributions from Underlying Funds	42,802
Net realized gain (loss)	160,782
Net change in unrealized appreciation (depreciation) on investments	1,410
Net realized and unrealized gain (loss)	162,192
Net Increase (Decrease) in Net Assets from Operations	$221,454

See accompanying notes which are an integral part of the financial statements.

48 Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,262	$69,898
Net realized gain (loss)	160,782	136,734
Net change in unrealized appreciation (depreciation)	1,410	241,004
Net increase (decrease) in net assets from operations	221,454	447,636
Distributions
From net investment income
Class A	(18,205)	(20,594)
Class C	(15,502)	(18,373)
Class E	(1,317)	(2,361)
Class R1	(5,758)	(6,331)
Class R2	(4,638)	(5,498)
Class R3	(3,049)	(4,700)
Class S	(11,365)	(11,704)
Net decrease in net assets from distributions	(59,834)	(69,561)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(495,609)	(324,203)

Total Net Increase (Decrease) in Net Assets	(333,989)	53,872

Net Assets
Beginning of period	3,892,503	3,838,631
End of period	$3,558,514	$3,892,503
Undistributed (overdistributed) net investment income included in net assets	$69	$640

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 49

Russell Investment Company Balanced Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	9,587	$116,453	12,198	$137,145
Proceeds from reinvestment of distributions	1,508	18,065	1,877	20,428
Payments for shares redeemed	(17,848)	(216,878)	(21,274)	(239,033)
Net increase (decrease)	(6,753)	(82,360)	(7,199)	(81,460)
Class C
Proceeds from shares sold	14,256	171,050	17,845	199,121
Proceeds from reinvestment of distributions	1,301	15,337	1,689	18,155
Payments for shares redeemed	(23,915)	(287,105)	(29,068)	(325,179)
Net increase (decrease)	(8,358)	(100,718)	(9,534)	(107,903)
Class E
Proceeds from shares sold	761	9,246	2,007	22,469
Proceeds from reinvestment of distributions	109	1,312	215	2,347
Payments for shares redeemed	(3,176)	(38,737)	(6,721)	(75,697)
Net increase (decrease)	(2,306)	(28,179)	(4,499)	(50,881)
Class R1
Proceeds from shares sold	4,136	50,681	6,986	79,065
Proceeds from reinvestment of distributions	475	5,758	576	6,331
Payments for shares redeemed	(8,952)	(109,134)	(7,793)	(87,878)
Net increase (decrease)	(4,341)	(52,695)	(231)	(2,482)
Class R2
Proceeds from shares sold	1,953	23,694	5,601	63,007
Proceeds from reinvestment of distributions	386	4,637	504	5,498
Payments for shares redeemed	(25,555)	(311,696)	(7,686)	(86,053)
Net increase (decrease)	(23,216)	(283,365)	(1,581)	(17,548)
Class R3
Proceeds from shares sold	1,637	19,960	2,961	33,399
Proceeds from reinvestment of distributions	254	3,049	430	4,699
Payments for shares redeemed	(19,686)	(239,955)	(9,752)	(110,423)
Net increase (decrease)	(17,795)	(216,946)	(6,361)	(72,325)
Class R4
Proceeds from shares sold	16,937	206,514	—	—
Payments for shares redeemed	(352)	(4,277)	—	—
Net increase (decrease)	16,585	202,237	—	—
Class R5
Proceeds from shares sold	11,750	143,535	—	—
Payments for shares redeemed	(175)	(2,123)	—	—
Net increase (decrease)	11,575	141,412	—	—
Class S
Proceeds from shares sold	12,171	148,836	18,052	205,811
Proceeds from reinvestment of distributions	922	11,161	1,035	11,376
Payments for shares redeemed	(19,157)	(234,992)	(18,351)	(208,791)
Net increase (decrease)	(6,064)	(74,995)	736	8,396
Total increase (decrease)	(40,673)	$(495,609)	(28,669)	$(324,203)

See accompanying notes which are an integral part of the financial statements.

50 Balanced Strategy Fund

(This page intentionally left blank)

Russell Investment Company

Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2014	11.89	.21	.53	.74	(.20)
October 31, 2013	10.78	.22	1.10	1.32	(.21)
October 31, 2012	10.20	.22	.57	.79	(.21)
October 31, 2011	10.33	.29	(.13)	.16	(.29)
October 31, 2010	9.12	.22	1.21	1.43	(.22)

Class C
October 31, 2014	11.76	.12	.52	.64	(.14)
October 31, 2013	10.69	.14	1.09	1.23	(.16)
October 31, 2012	10.11	.14	.58	.72	(.14)
October 31, 2011	10.27	.21	(.14)	.07	(.23)
October 31, 2010	9.07	.14	1.21	1.35	(.15)

Class E
October 31, 2014	11.94	.22	.52	.74	(.20)
October 31, 2013	10.82	.25	1.08	1.33	(.21)
October 31, 2012	10.23	.22	.58	.80	(.21)
October 31, 2011	10.36	.39	(.24)	.15	(.28)
October 31, 2010	9.15	.22	1.21	1.43	(.22)

Class R1
October 31, 2014	12.00	.27	.52	.79	(.24)
October 31, 2013	10.86	.27	1.12	1.39	(.25)
October 31, 2012	10.28	.25	.59	.84	(.26)
October 31, 2011	10.41	.30	(.10)	.20	(.33)
October 31, 2010	9.19	.23	1.23	1.46	(.24)

Class R4(3)
October 31, 2014	11.92	.24	.51	.75	(.21)
October 31, 2013	10.80	.24	1.11	1.35	(.23)
October 31, 2012	10.21	.23	.59	.82	(.23)
October 31, 2011	10.36	.17	(.01)	.16	(.31)
October 31, 2010	9.14	.21	1.23	1.44	(.22)

Class R5(4)
October 31, 2014	11.94	.22	.51	.73	(.19)
October 31, 2013	10.83	.23	1.08	1.31	(.20)
October 31, 2012	10.23	.24	.56	.80	(.20)
October 31, 2011	10.36	.30	(.15)	.15	(.28)
October 31, 2010	9.15	.20	1.20	1.40	(.19)

Class S
October 31, 2014	12.00	.25	.52	.77	(.22)
October 31, 2013	10.87	.25	1.12	1.37	(.24)
October 31, 2012	10.28	.24	.59	.83	(.24)
October 31, 2011	10.42	.32	(.15)	.17	(.31)
October 31, 2010	9.19	.24	1.23	1.47	(.24)

See accompanying notes which are an integral part of the financial statements.

52 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.20)	12.43	6.30	1,058,976.72		.56	1.74	19
(.21)	11.89	12.47	1,093,788.71		.57	1.99	11
(.21)	10.78	7.94	1,068,990.70		.56	2.07	20
(.29)	10.20	1.51	1,058,489.71		.55	2.79	9
(.22)	10.33	15.86	1,095,814.70		.54	2.25	24

(.14)	12.26	5.51	1,252,253	1.47	1.31	.98	19
(.16)	11.76	11.60	1,300,173	1.46	1.32	1.22	11
(.14)	10.69	7.22	1,283,125	1.45	1.31	1.32	20
(.23)	10.11	.64	1,264,734	1.46	1.30	2.03	9
(.15)	10.27	14.99	1,310,397	1.45	1.29	1.49	24

(.20)	12.48	6.26	64,210.72		.56	1.81	19
(.21)	11.94	12.50	88,974.71		.57	2.22	11
(.21)	10.82	7.98	129,301.70		.56	2.16	20
(.28)	10.23	1.42	167,108.71		.55	3.64	9
(.22)	10.36	15.81	526,084.70		.54	2.24	24

(.24)	12.55	6.63	265,650.47		.17	2.24	19
(.25)	12.00	13.00	306,020.46		.17	2.36	11
(.26)	10.86	8.36	279,572.45		.14	2.34	20
(.33)	10.28	1.94	207,763.47		.12	2.84	9
(.24)	10.41	16.14	113,700.45		.27	2.35	24

(.21)	12.46	6.39	206,600.72		.42	1.99	19
(.23)	11.92	12.67	276,656.71		.42	2.15	11
(.23)	10.80	8.23	267,734.70		.39	2.24	20
(.31)	10.21	1.52	250,510.72		.37	1.64	9
(.22)	10.36	15.95	31,620.70		.52	2.19	24

(.19)	12.48	6.17	144,430.97		.67	1.82	19
(.20)	11.94	12.32	212,516.96		.67	2.01	11
(.20)	10.83	7.95	261,491.95		.64	2.34	20
(.28)	10.23	1.43	697,038.96		.62	2.82	9
(.19)	10.36	15.52	840,066.95		.77	2.03	24

(.22)	12.55	6.52	566,395.47		.31	2.03	19
(.24)	12.00	12.77	614,376.46		.32	2.20	11
(.24)	10.87	8.26	548,418.45		.31	2.30	20
(.31)	10.28	1.65	526,437.47		.30	3.03	9
(.24)	10.42	16.25	561,801.45		.29	2.49	24

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 53

Russell Investment Company
Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Growth Strategy Fund - Class A‡			Growth Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	0.38%		1 Year	6.37%
5 Years	8.17	%§	5 Years	9.33	%§
10 Years	5.13	%§	10 Years	5.57	%§

Growth Strategy Fund - Class C			Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	5.77%		1 Year	6.81%
5 Years	8.64	%§	5 Years	9.74	%§
10 Years	4.98	%§	10 Years	6.03	%§

Growth Strategy Fund - Class E			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	6.57%		1 Year	4.14%
5 Years	9.48	%§	5 Years	4.22	%§
10 Years	5.77	%§	10 Years	4.64	%§

			Russell 1000® Index***
Growth Strategy Fund - Class R1‡‡
				Total
	Total			Return
	Return
1 Year	6.95%		1 Year	16.78%
5 Years	9.87	%§	5 Years	16.98	%§
10 Years	6.09	%§	10 Years	8.54	%§

			Russell Developed ex-U.S. Large Cap® Index Net****
Growth Strategy Fund - Class R4‡‡‡				Total
	Total			Return
	Return		1 Year	0.17%
1 Year	6.63%		5 Years	6.85	%§
5 Years	9.59	%§	10 Years	6.25	%§
10 Years	5.83	%§

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	U.S. Large Cap Index). Given the significant outperformance of
invests in other Russell Investment Company mutual funds (the	U.S. equities over non-U.S. equities, the Fund’s non-U.S. equity
“Underlying Funds”). The Underlying Funds employ a multi-	exposure detracted from its performance against its U.S. large cap
manager approach whereby portions of the Underlying Funds	benchmark.
are allocated to different money managers. Underlying Fund	While fixed income markets were overall positive for the year
assets not allocated to money managers are managed by Russell	as interest rates generally trended lower, fixed income markets
Investment Management Company (“RIMCo”), the Fund’s and	underperformed broad equity markets and therefore the Fund’s
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	fixed income exposure detracted from benchmark-relative
advisor, may change the allocation of the Underlying Funds’	returns. In particular, the Fund’s exposure to global high yield
assets among money managers at any time. An exemptive order	and emerging market debt through its investments in fixed income
from the Securities and Exchange Commission (“SEC”) permits	Underlying Funds detracted as these asset classes notably lagged
RIMCo to engage or terminate a money manager in an Underlying	U.S. equities.
Fund at any time, subject to approval by the Underlying Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	Global REITs and listed infrastructure (as represented by the
exemptive order, an Underlying Fund is required to notify its	FTSE/EPRA/ NAREIT Developed Real Estate Index (Net) and
shareholders within 90 days of when a money manager begins	S&P Global Infrastructure Index (Net)) finished the fiscal year up
providing services.	9.84% and 13.36% respectively. However, listed infrastructure and global REITs underperformed U.S. equity markets, detracted
What is the Fund’s investment objective?	from the Fund’s benchmark-relative performance through its
The Fund seeks to provide high long term capital appreciation,	allocations to the Russell Global Real Estate Securities and
and as a secondary objective, current income.	Russell Global Infrastructure Funds. Commodities largely
underperformed broader equity markets with a loss of 5.94%
How did the Fund perform relative to its benchmark for the	for the fiscal year (as represented by the Bloomberg Commodity
fiscal year ended October 31, 2014?	Index Total Return). Thus, the Fund’s allocation to the Russell
For the fiscal year ended October 31, 2014, the Fund’s Class	Commodity Strategies Fund was another headwind to Fund
A, Class C, Class E, Class R1, Class R4, Class R5 and Class	performance.
S Shares gained 6.52%, 5.77%, 6.57%, 6.95%, 6.63%, 6.37%
and 6.81%, respectively. This is compared to the Fund’s primary	How did the investment strategies and techniques employed
benchmark, the Russell 1000® Index, which gained 16.78%	by the Fund and the money managers of the Underlying
during the same period. The Fund’s performance includes	Funds affect the Fund’s performance?
operating expenses, whereas index returns are unmanaged and	The Fund is a fund of funds and its performance is based on
do not include expenses of any kind.	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2014, the Morningstar®	Underlying Funds in which the Fund invests.
Aggressive Allocation, a group of funds that Morningstar considers	Due to the general underperformance of non-U.S. equities
to have investment strategies similar to those of the Fund, gained	versus U.S. equities, the Fund’s strategic global equity exposure
8.83%. This result serves as a peer comparison and is expressed	detracted from benchmark-relative results. From an active
net of operating expenses.	management standpoint, the Russell International Developed
The Fund’s underperformance relative to the Russell 1000® Index	Markets Fund outperformed the broad non-U.S. equity market
was due in part to the Fund’s out-of-benchmark allocations to non-	as represented by the Russell Developed ex-U.S. Large Cap™
U.S. equity, fixed income, listed infrastructure, real estate and	Index Net, while the Russell Global Equity Fund performed in-
commodity Underlying Funds, and a bias to the U.S. small cap	line with the broad global equity market as represented by the
Underlying Fund, which generally underperformed the U.S. large	Russell Developed Large Cap Net Index. The Russell Emerging
cap equity market as represented by the Russell 1000® Index.	Markets Fund underperformed its emerging markets benchmark.
Effective stock selection in Continental Europe was a tailwind
How did the market conditions described in the Market	to performance for the Russell International Developed Markets
Summary report affect the Fund’s performance?	Fund against its benchmark, while an overweight to and stock
It was a positive equity market for the fiscal year ending October	selection within information technology benefited performance of
31, 2014. U.S. equities returned 16.07% over the period (as	the Russell Global Equity Fund against its benchmark. For the
measured by the Russell 3000® Index), while non-U.S. equities	Russell Emerging Markets Fund, unsuccessful stock selection
returned 0.17% (as measured by the Russell Developed ex-

Growth Strategy Fund 55

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

in China, South Korea, Russia, and Taiwan were detractors from	market bonds and a position in short duration resulted in a
performance.	headwind to benchmark-relative performance.

The Fund’s strategic allocation to U.S. large cap equity Underlying	Describe any changes to the Fund’s structure or allocation
Funds negatively impacted the Fund’s benchmark-relative	to the Underlying Funds.
performance, as each of the U.S. large cap equity Underlying	RIMCo has the discretion to vary the Fund’s actual allocation
Funds underperformed the Fund’s benchmark as well as its U.S.	from the target strategic asset allocation by up to +/- 5% at
equity market segment as represented by its primary benchmark.	the equity, fixed income or alternative category level based on
In particular, underweight positions in the “non-cyclical” and/or	RIMCo’s capital markets research. Performance of the Fund’s
interest rate sensitive sectors such as electric utilities and real	short-term asset allocation modifications ended the fiscal year
estate investment trusts (REITs) generally detracted from these	modestly positive. This was driven by beneficial tilts away from
Underlying Funds’ performance, as these industries outperformed	target strategic allocations.
for the year. In addition, the Fund’s strategic allocation to the
Russell U.S. Small Cap Equity Fund detracted from a benchmark-	Entering the fiscal year the Fund was underweight the Russell
relative perspective, due in part to the underperformance of U.S.	Commodity Strategies Fund, Russell Global Real Estate Securities
small cap equities versus U.S. large cap equities. The Russell	Fund, and Russell U.S. Small Cap Equity Fund by 1.25% each,
U.S. Small Cap Equity Fund also underperformed its Russell	and overweight the Russell Emerging Markets Fund, Russell
2000® Index benchmark.	Global Infrastructure Fund and Russell U.S. Core Equity Fund
by 1.25% each, relative to the target strategic asset allocation
The Fund’s strategic allocation to alternative Underlying Funds	weights. The underweight to the real asset Underlying Funds
had a negative effect on benchmark-relative performance. The	was driven by a cautious medium term outlook on commodities
Fund’s allocations to the Russell Global Real Estate Securities	and a desire to mitigate the real estate exposure’s contribution
Fund, Russell Global Infrastructure Fund, Russell Multi-	to interest rate sensitivity for the total portfolio. Within equities,
Strategy Alternative Fund, and Russell Commodity Strategies	the positioning was driven by recognition of stretched valuations
Fund detracted, as these Underlying Funds underperformed	in U.S. small cap and attractive valuations in emerging markets.
the Fund’s benchmark. From an active management standpoint,
performance of these Underlying Funds was generally negative.	On January 13, 2014, the Fund implemented a new target strategic
The Russell Global Infrastructure Fund, Russell Commodity	asset allocation that incorporated a higher exposure to equities
Strategies Fund, and Russell Multi-Strategy Alternative Fund	and real assets based on RIMCo’s capital markets research.
underperformed their respective asset class benchmarks while	In connection with this reallocation, the Fund also shifted its
the Russell Global Real Estate Securities Fund outperformed	tactical allocations relative to the new strategic asset allocation
its asset class benchmark. In particular, the Russell Global	weights as follows:
Infrastructure fund was underweight to North American electric	- 1.00% overweight to the Russell U.S. Defensive Equity Fund
utilities and the oil and gas pipelines sector, which were among	and 1.00% underweight to the Russell Commodity Strategies
the strongest performing sectors for the year. For the Russell	Fund due to limited commodity price appreciation expectations
Global Real Estate Securities Fund, security selection within the	over the medium term.
U.S. was positive while an overweight to and security selection
within Japan detracted from performance.	- 1.00% overweight to the Russell U.S. Defensive Equity Fund and
1.00% underweight to the Russell Global Real Estate Securities
The Fund’s strategic allocation to fixed income Underlying Funds	Fund due to caution over the interest rate sensitivity of REITs in
negatively impacted benchmark-relative performance, as the	an environment of potential rising rates. This resulted in a total
Russell Strategic Bond Fund and Russell Global Opportunistic	of 2.00% overweight to the Russell U.S. Defensive Equity Fund.
Credit Fund underperformed U.S. equities as measured by the
Fund’s benchmark. With the exception of the Russell Global	- 2.50% overweight to the Russell International Developed
Opportunistic Credit Fund, results from active management were	Markets Fund and 2.50% underweight to the Russell U.S. Small
positive For the Russell Strategic Bond Fund, exposure to non-	Cap Equity Fund due to concerns of stretched valuations within
agency mortgages and emerging market debt were key contributors	U.S. small cap equities.
to the Underlying Fund’s benchmark-relative outperformance.	At the end of May 2014, half of the 2.50% underweight to the
Currency selection was also positive, particularly a long U.S.	Russell U.S. Small Cap Equity Fund was removed in order to
Dollar position versus short positions to the Australian Dollar,	capture partial gains from the position.
Euro, and Japanese Yen. For the Russell Global Opportunistic	On June 11, 2014, the Fund took an additional 0.50%
Credit Fund, exposure to local currency denominated emerging	underweight to the Russell Global Real Estate Securities Fund

56 Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

given the recent strong performance of the REITs asset class but	At the end of the fiscal year, the Fund maintained a broad
continued concern over rate sensitivity. The Fund also took a	overweight to equity Underlying Funds relative to real asset
0.50% underweight to the Russell Global Infrastructure Fund,	Underlying Funds. By the end of the fiscal year, the aggregate
recognizing strong recent performance and stretched valuations.	positioning was modestly positive to performance.
Both positions were offset by equal overweights to the Russell
U.S. Dynamic Equity Fund.	The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
On July 9, 2014, the Fund removed its underweight to the Russell	the report. These views do not necessarily represent the
Emerging Markets Fund relative to the Russell Global Equity	views of RIMCo, or any other person in RIMCo or any other
Fund, as recent positive momentum suggested further strength in	affiliated organization. These views are subject to change
emerging markets relative to broad global equities. This position	at any time based upon market conditions or other events,
was closed at a loss.	and RIMCo disclaims any responsibility to update the views
On July 22, 2014, the Fund closed its underweight to the Russell	contained herein. These views should not be relied on as
U.S. Small Cap Equity Fund primarily driven by the Underlying	investment advice and, because investment decisions for
Fund meeting performance expectations. The Russell U.S. Small	a Russell Investment Company (“RIC”) Fund are based on
Cap Equity Fund was funded back to target weight by reducing	numerous factors, should not be relied on as an indication
the overweight to the Russell U.S. Defensive Equity Fund in order	of investment decisions of any RIC Fund.
to maintain the existing overweight to the Russell International
Developed Markets Fund.

*	Assumes initial investment on November 1, 2004.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
***	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
****	Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Growth Strategy Fund 57

Russell Investment Company Growth Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.
administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,019.00	$1,022.43
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$2.80	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,015.40	$1,018.65
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.60	$6.61
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,019.70	$1,022.43
	Expenses Paid During Period*	$2.80	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

58 Growth Strategy Fund

Russell Investment Company Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2014	$1,021.60	$1,024.35	October 31, 2014	$1,020.90	$1,023.69
Expenses Paid During Period*	$0.87	$0.87	Expenses Paid During Period*	$1.53	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 184/365 (to reflect the one-half
year period). May reflect amounts waived and/or reimbursed. Without any			year period). May reflect amounts waived and/or reimbursed. Without any
waivers and/or reimbursements, expenses would have been higher.			waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,020.40	$1,023.09
Expenses Paid During Period*	$2.14	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,018.40	$1,021.83
Expenses Paid During Period*	$3.41	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

Growth Strategy Fund 59

Russell Investment Company Growth Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)

		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 15.8%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	13,552,023	135,520
Series Mutual Funds - Class Y			Russell Strategic Bond Fund	20,132,487	224,477
Shares					359,997
			International Equities - 34.9%
Alternative - 15.3%			Russell Emerging Markets Fund	10,655,660	199,047
Russell Commodity Strategies Fund	10,306,652	79,568	Russell Global Equity Fund	25,529,587	300,994
Russell Global Infrastructure Fund	9,765,646	126,465	Russell International Developed Markets
Russell Global Real Estate Securities Fund	1,290,271	52,527	Fund	8,294,704	297,780
Russell Multi-Strategy Alternative Fund	8,961,605	89,795			797,821
		348,355
Domestic Equities - 34.0%			Total Investments 100.0%
Russell U.S. Core Equity Fund	4,843,702	209,200	(identified cost $1,954,632)		2,282,528
Russell U.S. Defensive Equity Fund	3,676,317	169,221	Other Assets and Liabilities, Net
Russell U.S. Dynamic Equity Fund	14,613,966	185,451	-(0.0%)		(795)
Russell U.S. Small Cap Equity Fund	6,803,813	212,483
		776,355	Net Assets - 100.0%		2,281,733

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		15.3
Domestic Equities		34.0
Fixed Income		15.8
International Equities		34.9
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

60 Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$1,954,632
Investments, at fair value	2,282,528
Receivables:
Investments sold	1,104
Fund shares sold	1,851
Prepaid expenses	6
Total assets	2,285,489
Liabilities
Payables:
Fund shares redeemed	2,348
Accrued fees to affiliates	1,344
Other accrued expenses	64
Total liabilities	3,756
Net Assets	$2,281,733
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$368
Accumulated net realized gain (loss)	(178,963)
Unrealized appreciation (depreciation) on investments	327,896
Shares of beneficial interest	1,890
Additional paid-in capital	2,130,542
Net Assets	$2,281,733
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.14
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.88
Class A — Net assets	$759,360,946
Class A — Shares outstanding ($.01 par value)	62,537,215
Net asset value per share: Class C(#)	$11.85
Class C — Net assets	$761,494,476
Class C — Shares outstanding ($.01 par value)	64,268,608
Net asset value per share: Class E(#)	$12.19
Class E — Net assets	$50,878,041
Class E — Shares outstanding ($.01 par value)	4,175,168
Net asset value per share: Class R1(#)	$12.27
Class R1 — Net assets	$149,939,993
Class R1 — Shares outstanding ($.01 par value)	12,219,374
Net asset value per share: Class R4(#)	$12.18
Class R4 — Net assets	$148,650,322
Class R4 — Shares outstanding ($.01 par value)	12,203,988
Net asset value per share: Class R5(#)	$12.19
Class R5 — Net assets	$94,140,896
Class R5 — Shares outstanding ($.01 par value)	7,721,396
Net asset value per share: Class S(#)	$12.27
Class S — Net assets	$317,268,416
Class S — Shares outstanding ($.01 par value)	25,858,342
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 61

Russell Investment Company

Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$58,917

Expenses
Advisory fees	4,738
Administrative fees	1,080
Custodian fees	32
Distribution fees - Class A	1,932
Distribution fees - Class C	5,807
Distribution fees - Class R3	258
Distribution fees - Class R5	19
Transfer agent fees - Class A	1,546
Transfer agent fees - Class C	1,549
Transfer agent fees - Class E	124
Transfer agent fees - Class R1	307
Transfer agent fees - Class R2	333
Transfer agent fees - Class R3	207
Transfer agent fees - Class R4	24
Transfer agent fees - Class R5	15
Transfer agent fees - Class S	633
Professional fees	71
Registration fees	175
Shareholder servicing fees - Class C	1,936
Shareholder servicing fees - Class E	155
Shareholder servicing fees - Class R2	417
Shareholder servicing fees - Class R3	258
Shareholder servicing fees - Class R4	30
Shareholder servicing fees - Class R5	19
Trustees’ fees	56
Printing fees	116
Miscellaneous	103
Expenses before reductions	21,940
Expense reductions	(4,450)
Net expenses	17,490
Net investment income (loss)	41,427

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	93,673
Capital gain distributions from Underlying Funds	32,367
Net realized gain (loss)	126,040
Net change in unrealized appreciation (depreciation) on investments	(20,561)
Net realized and unrealized gain (loss)	105,479
Net Increase (Decrease) in Net Assets from Operations	$146,906

See accompanying notes which are an integral part of the financial statements.

62 Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,427	$31,907
Net realized gain (loss)	126,040	84,917
Net change in unrealized appreciation (depreciation)	(20,561)	237,090
Net increase (decrease) in net assets from operations	146,906	353,914
Distributions
From net investment income
Class A	(13,746)	(11,303)
Class C	(10,736)	(7,472)
Class E	(1,171)	(1,446)
Class R1	(3,452)	(2,742)
Class R2	(3,542)	(3,345)
Class R3	(2,050)	(2,463)
Class R4	(71)	—
Class S	(6,291)	(4,464)
Net decrease in net assets from distributions	(41,059)	(33,235)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(231,318)	(200,354)

Total Net Increase (Decrease) in Net Assets	(125,471)	120,325

Net Assets
Beginning of period	2,407,204	2,286,879
End of period	$2,281,733	$2,407,204
Undistributed (overdistributed) net investment income included in net assets	$368	$—

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 63

Russell Investment Company Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	6,504	$77,288	8,780	$94,875
Proceeds from reinvestment of distributions	1,166	13,678	1,088	11,242
Payments for shares redeemed	(11,364)	(135,185)	(14,172)	(152,980)
Net increase (decrease)	(3,694)	(44,219)	(4,304)	(46,863)
Class C
Proceeds from shares sold	9,321	108,245	10,827	115,124
Proceeds from reinvestment of distributions	928	10,629	735	7,392
Payments for shares redeemed	(13,211)	(153,923)	(15,294)	(162,157)
Net increase (decrease)	(2,962)	(35,049)	(3,732)	(39,641)
Class E
Proceeds from shares sold	644	7,635	1,464	15,727
Proceeds from reinvestment of distributions	99	1,167	139	1,437
Payments for shares redeemed	(2,541)	(30,300)	(5,058)	(55,138)
Net increase (decrease)	(1,798)	(21,498)	(3,455)	(37,974)
Class R1
Proceeds from shares sold	2,426	29,121	4,554	49,364
Proceeds from reinvestment of distributions	290	3,452	262	2,742
Payments for shares redeemed	(4,677)	(55,804)	(4,670)	(50,844)
Net increase (decrease)	(1,961)	(23,231)	146	1,262
Class R2
Proceeds from shares sold	1,396	16,665	3,044	32,844
Proceeds from reinvestment of distributions	301	3,542	323	3,345
Payments for shares redeemed	(18,804)	(223,963)	(5,985)	(64,276)
Net increase (decrease)	(17,107)	(203,756)	(2,618)	(28,087)
Class R3
Proceeds from shares sold	869	10,368	1,939	20,813
Proceeds from reinvestment of distributions	174	2,049	238	2,463
Payments for shares redeemed	(12,713)	(151,231)	(7,368)	(79,877)
Net increase (decrease)	(11,670)	(138,814)	(5,191)	(56,601)
Class R4
Proceeds from shares sold	12,581	149,479	—	—
Proceeds from reinvestment of distributions	6	71	—	—
Payments for shares redeemed	(383)	(4,512)	—	—
Net increase (decrease)	12,204	145,038	—	—
Class R5
Proceeds from shares sold	7,811	92,873	—	—
Payments for shares redeemed	(90)	(1,064)	—	—
Net increase (decrease)	7,721	91,809	—	—
Class S
Proceeds from shares sold	7,643	91,934	9,700	106,476
Proceeds from reinvestment of distributions	524	6,225	421	4,410
Payments for shares redeemed	(8,269)	(99,757)	(9,490)	(103,336)
Net increase (decrease)	(102)	(1,598)	631	7,550
Total increase (decrease)	(19,369)	$(231,318)	(18,523)	$(200,354)

See accompanying notes which are an integral part of the financial statements.

64 Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Company

Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2014	11.60	.23	.52	.75	(.21)
October 31, 2013	10.11	.17	1.48	1.65	(.16)
October 31, 2012	9.56	.17	.55	.72	(.17)
October 31, 2011	9.68	.21	(.13)	.08	(.20)
October 31, 2010	8.43	.15	1.24	1.39	(.14)

Class C
October 31, 2014	11.36	.13	.52	.65	(.16)
October 31, 2013	9.93	.08	1.46	1.54	(.11)
October 31, 2012	9.41	.10	.53	.63	(.11)
October 31, 2011	9.57	.13	(.12)	.01	(.17)
October 31, 2010	8.36	.08	1.23	1.31	(.10)

Class E
October 31, 2014	11.64	.24	.52	.76	(.21)
October 31, 2013	10.15	.18	1.47	1.65	(.16)
October 31, 2012	9.59	.18	.54	.72	(.16)
October 31, 2011	9.69	.29	(.20)	.09	(.19)
October 31, 2010	8.44	.15	1.24	1.39	(.14)

Class R1
October 31, 2014	11.72	.29	.52	.81	(.26)
October 31, 2013	10.21	.20	1.50	1.70	(.19)
October 31, 2012	9.65	.21	.56	.77	(.21)
October 31, 2011	9.75	.22	(.09)	.13	(.23)
October 31, 2010	8.49	.16	1.26	1.42	(.16)

Class R4(3)
October 31, 2014	11.64	.26	.50	.76	(.22)
October 31, 2013	10.14	.19	1.48	1.67	(.17)
October 31, 2012	9.59	.19	.54	.73	(.18)
October 31, 2011	9.70	.10	-(h)	.10	(.21)
October 31, 2010	8.45	.15	1.24	1.39	(.14)

Class R5(4)
October 31, 2014	11.65	.24	.49	.73	(.19)
October 31, 2013	10.16	.17	1.47	1.64	(.15)
October 31, 2012	9.59	.20	.52	.72	(.15)
October 31, 2011	9.71	.21	(.14)	.07	(.19)
October 31, 2010	8.46	.13	1.25	1.38	(.13)

Class S
October 31, 2014	11.72	.26	.53	.79	(.24)
October 31, 2013	10.21	.19	1.50	1.69	(.18)
October 31, 2012	9.65	.20	.55	.75	(.19)
October 31, 2011	9.76	.24	(.14)	.10	(.21)
October 31, 2010	8.49	.17	1.26	1.43	(.16)

See accompanying notes which are an integral part of the financial statements.

66 Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.21)	12.14	6.52	759,361.72		.56	1.91	22
(.16)	11.60	16.55	768,352.71		.57	1.53	11
(.17)	10.11	7.64	713,412.70		.56	1.79	23
(.20)	9.56	.75	734,024.73		.55	2.12	7
(.14)	9.68	16.67	791,754.71		.54	1.68	31

(.16)	11.85	5.77	761,495	1.47	1.31	1.12	22
(.11)	11.36	15.62	763,893	1.46	1.32	.76	11
(.11)	9.93	6.84	704,704	1.45	1.31	1.05	23
(.17)	9.41	.05	738,624	1.48	1.30	1.36	7
(.10)	9.57	15.74	798,130	1.46	1.29	.93	31

(.21)	12.19	6.57	50,878.72		.56	2.04	22
(.16)	11.64	16.47	69,531.71		.57	1.67	11
(.16)	10.15	7.69	95,667.70		.56	1.87	23
(.19)	9.59	.88	130,274.72		.55	2.92	7
(.14)	9.69	16.65	406,837.71		.54	1.67	31

(.26)	12.27	6.95	149,940.47		.17	2.43	22
(.19)	11.72	16.93	166,211.46		.17	1.87	11
(.21)	10.21	8.15	143,252.45		.14	2.08	23
(.23)	9.65	1.23	116,928.48		.12	2.22	7
(.16)	9.75	16.92	74,972.46		.26	1.81	31

(.22)	12.18	6.63	148,650.72		.42	2.19	22
(.17)	11.64	16.73	199,046.71		.42	1.74	11
(.18)	10.14	7.81	200,007.70		.39	1.97	23
(.21)	9.59	1.00	196,374.73		.37	1.03	7
(.14)	9.70	16.64	23,018.71		.52	1.63	31

(.19)	12.19	6.37	94,141.97		.67	2.01	22
(.15)	11.65	16.37	135,920.96		.67	1.57	11
(.15)	10.16	7.65	171,237.95		.64	2.03	23
(.19)	9.59	.70	500,954.98		.62	2.12	7
(.13)	9.71	16.41	618,128.96		.77	1.45	31

(.24)	12.27	6.81	317,268.47		.31	2.16	22
(.18)	11.72	16.80	304,251.46		.32	1.71	11
(.19)	10.21	7.96	258,600.45		.31	2.01	23
(.21)	9.65	1.01	254,107.48		.30	2.37	7
(.16)	9.76	17.02	312,660.46		.29	1.93	31

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 67

Russell Investment Company
Equity Growth Strategy Fund
Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

Equity Growth Strategy Fund - Class A‡			Equity Growth Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	0.53%		1 Year	6.61%
5 Years	8.79	%§	5 Years	9.98	%§
10 Years	5.09	%§	10 Years	5.51	%§

Equity Growth Strategy Fund - Class C			Equity Growth Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	5.87%		1 Year	7.04%
5 Years	9.29	%§	5 Years	10.40	%§
10 Years	4.92	%§	10 Years	5.98	%§

Equity Growth Strategy Fund - Class E			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	6.76%		1 Year	16.78%
5 Years	10.10	%§	5 Years	16.98	%§
10 Years	5.70	%§	10 Years	8.54	%§

			Russell Developed ex-U.S. Large Cap® Index Net***
Equity Growth Strategy Fund - Class R1‡‡
				Total
	Total			Return
	Return
1 Year	7.17%		1 Year	0.17%
5 Years	10.52	%§	5 Years	6.85	%§
10 Years	6.04	%§	10 Years	6.25	%§

Equity Growth Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	6.87%
5 Years	10.26	%§
10 Years	5.78	%§

68 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds	U.S. equities over non-U.S. equities, the Fund’s non-U.S. equity
that invests in other Russell Investment Company mutual funds	exposure detracted from its performance against its U.S. large cap
(the “Underlying Funds”). The Underlying Funds employ a multi-	benchmark.
manager approach whereby portions of the Underlying Funds	Global REITs and listed infrastructure (as represented by the
are allocated to different money managers. Underlying Fund	FTSE/EPRA/ NAREIT Developed Real Estate Index (Net) and
assets not allocated to money managers are managed by Russell	S&P Global Infrastructure Index (Net)) finished the fiscal year up
Investment Management Company (“RIMCo”), the Fund’s and	9.84% and 13.36% respectively. However, listed infrastructure
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	and global REITs underperformed U.S. equity markets, detracted
advisor, may change the allocation of the Underlying Funds’	from the Fund’s benchmark-relative performance through its
assets among money managers at any time. An exemptive order	allocations to the Russell Global Real Estate Securities and
from the Securities and Exchange Commission (“SEC”) permits	Russell Global Infrastructure Funds. Commodities largely
RIMCo to engage or terminate a money manager in an Underlying	underperformed broader equity markets with a loss of 5.94%
Fund at any time, subject to approval by the Underlying Fund’s	for the fiscal year (as represented by the Bloomberg Commodity
Board, without a shareholder vote. Pursuant to the terms of the	Index Total Return). Thus, the Fund’s allocation to the Russell
exemptive order, an Underlying Fund is required to notify its	Commodity Strategies Fund was another headwind to Fund
shareholders within 90 days of when a money manager begins	performance.
providing services.
While fixed income markets were overall positive for the year
What is the Fund’s investment objective?	as interest rates generally trended lower, fixed income markets
The Fund seeks to provide high long term capital appreciation.	underperformed broad equity markets and therefore the Fund’s fixed income exposure detracted from benchmark-relative
How did the Fund perform relative to its benchmark for the	returns. In particular, the Fund’s exposure to global high yield
fiscal year ended October 31, 2014?	and emerging market debt through its investments in fixed income
For the fiscal year ended October 31, 2014, the Fund’s Class	Underlying Funds detracted as these asset classes notably lagged
A, Class C, Class E, Class R1, Class R4, Class R5 and Class	U.S. equities.
S Shares gained 6.70%, 5.87%, 6.76%, 7.17%, 6.87%, 6.61%
and 7.04%, respectively. This is compared to the Fund’s primary	How did the investment strategies and techniques employed
benchmark, the Russell 1000® Index, which gained 16.78%	by the Fund and the money managers of the Underlying
during the same period. The Fund’s performance includes	Funds affect the Fund’s performance?
operating expenses, whereas index returns are unmanaged and	Due to the general underperformance of non-U.S. equities
do not include expenses of any kind.	versus U.S. equities, the Fund’s strategic global equity exposure
For the fiscal year ended October 31, 2014, the Morningstar®	detracted from benchmark-relative	results. From	an active
Aggressive Allocation, a group of funds that Morningstar considers	management standpoint, the Russell	International	Developed
to have investment strategies similar to those of the Fund, gained	Markets Fund outperformed the broad non-U.S. equity market
8.83%. This result serves as a peer comparison and is expressed	as represented by the Russell Developed ex-U.S. Large Cap™
net of operating expenses.	Index Net, while the Russell Global Equity Fund performed in-
The Fund’s underperformance relative to the Russell 1000® Index	line with the broad global equity market as represented by the
Russell Developed Large Cap Net Index. The Russell Emerging
was due in part to the Fund’s out-of-benchmark allocations to non-	Markets Fund underperformed its emerging markets benchmark.
U.S. equity, fixed income, listed infrastructure, real estate and	Effective stock selection in Continental Europe was a tailwind
commodity Underlying Funds, and a bias to the U.S. small cap	to performance for the Russell International Developed Markets
Underlying Fund, which generally underperformed the U.S. large	Fund against its benchmark, while an overweight to and stock cap equity market as represented by the Russell 1000® Index.
selection within information technology benefited performance of
How did the market conditions described in the Market	the Russell Global Equity Fund against its benchmark. For the
Summary report affect the Fund’s performance?	Russell Emerging Markets Fund, unsuccessful stock selection
It was a positive equity market for the fiscal year ending October	in China, South Korea, Russia, and Taiwan were detractors from
31, 2014. U.S. equities returned 16.07% over the period (as	performance.
measured by the Russell 3000® Index), while non-U.S. equities	The Fund is a fund of funds and its performance is based on
returned 0.17% (as measured by the Russell Developed ex-	RIMCo’s strategic asset allocations and the performance of the
U.S. Large Cap Index). Given the significant outperformance of	Underlying Funds in which the Fund invests.

Equity Growth Strategy Fund 69

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The Fund’s strategic allocation to U.S. large cap equity Underlying	short-term asset allocation modifications ended the fiscal year
Funds negatively impacted the Fund’s benchmark-relative	modestly positive. This was driven by beneficial tilts away from
performance, as each of the U.S. large cap equity Underlying	target strategic allocations.
Funds underperformed the Fund’s benchmark as well as its U.S.	Entering the fiscal year the Fund was underweight the Russell
equity market segment as represented by its primary benchmark.	Commodity Strategies Fund, Russell Global Real Estate Securities
In particular, underweight positions in the “non-cyclical” and/or	Fund, and Russell U.S. Small Cap Equity Fund by 1.25% each,
interest rate sensitive sectors such as electric utilities and real	and overweight the Russell Emerging Markets Fund, Russell
estate investment trusts (REITs) generally detracted from these	Global Infrastructure Fund and Russell U.S. Core Equity Fund
Underlying Funds’ performance, as these industries outperformed	by 1.25% each, relative to the target strategic asset allocation
for the year. In addition, the Fund’s strategic allocation to the	weights. The underweight to the real asset Underlying Funds
Russell U.S. Small Cap Equity Fund detracted from a benchmark-	was driven by a cautious medium term outlook on commodities
relative perspective, due in part to the underperformance of U.S.	and a desire to mitigate the real estate exposure’s contribution
small cap equities versus U.S. large cap equities. The Russell	to interest rate sensitivity for the total portfolio. Within equities,
U.S. Small Cap Equity Fund also underperformed its Russell	the positioning was driven by recognition of stretched valuations
2000® Index benchmark.
in U.S. small cap and attractive valuations in emerging markets.
The Fund’s strategic allocation to alternative Underlying Funds	On January 13, 2014, the Fund implemented a new target strategic
had a negative effect on benchmark-relative performance. The	asset allocation that incorporated a higher exposure to equities
Fund’s allocations to the Russell Global Real Estate Securities	and real assets based on RIMCo’s capital markets research.
Fund, Russell Global Infrastructure Fund, Russell Multi-
Strategy Alternative Fund, and Russell Commodity Strategies	In connection with this reallocation, the Fund also shifted its
Fund detracted, as these Underlying Funds underperformed	tactical allocations relative to the new strategic asset allocation
the Fund’s benchmark. From an active management standpoint,	weights as follows:
performance of these Underlying Funds was generally negative.	- 1.00% overweight to the Russell U.S. Defensive Equity Fund
The Russell Global Infrastructure Fund, Russell Commodity	and 1.00% underweight to the Russell Commodity Strategies
Strategies Fund, and Russell Multi-Strategy Alternative Fund	Fund due to limited commodity price appreciation expectations
underperformed their respective asset class benchmarks while	over the medium term.
the Russell Global Real Estate Securities Fund outperformed	- 1.00% overweight to the Russell U.S. Defensive Equity Fund and
its asset class benchmark. In particular, the Russell Global	1.00% underweight to the Russell Global Real Estate Securities
Infrastructure fund was underweight to North American electric	Fund due to caution over the interest rate sensitivity of REITs in
utilities and the oil and gas pipelines sectors, which were among	an environment of potential rising rates. This resulted in a total
the strongest performing sectors for the year. For the Russell	of 2.00% overweight to the Russell U.S. Defensive Equity Fund.
Global Real Estate Securities Fund, security selection within the
U.S. was positive while an overweight to and security selection	- 2.50% overweight to the Russell International Developed
within Japan detracted from performance.	Markets Fund and 2.50% underweight to the Russell U.S. Small
Cap Equity Fund due to concerns of stretched valuations within
The Fund’s strategic allocation to the Russell Global	U.S. small cap equities.
Opportunistic Credit Fund negatively impacted benchmark-
relative performance, as this Underlying Fund underperformed	- 1.00% overweight to the Russell Global Equity Fund and
U.S. equities as measured by the Fund’s benchmark. Active	1.00% underweight to the Russell Emerging Markets Fund due
management results were negative, as exposure to local currency	to concerns of strong negative momentum exhibited in emerging
denominated emerging market bonds and a position in short	markets.
duration resulted in a headwind to this Underlying Fund’s	At the end of May 2014, half of the 2.50% underweight to the
benchmark-relative performance.	Russell U.S. Small Cap Equity Fund was removed in order to
capture partial gains from the position.
Describe any changes to the Fund’s structure or allocation
to the Underlying Funds.	On June 11, 2014, the Fund took an additional 0.50%
RIMCo has the discretion to vary the Fund’s actual allocation	underweight to the Russell Global Real Estate Securities Fund
from the target strategic asset allocation by up to +/- 5% at	given the recent strong performance of the REITs asset class but
the equity, fixed income or alternative category level based on	continued concern over rate sensitivity. The Fund also took a
RIMCo’s capital markets research. Performance of the Fund’s	0.50% underweight to the Russell Global Infrastructure Fund, recognizing strong recent performance and stretched valuations.

70 Equity Growth Strategy Fund

Russell Investment Company
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

Both positions were offset by equal overweights to the Russell	At the end of the fiscal year, the Fund maintained a broad
U.S. Dynamic Equity Fund.	overweight to equity Underlying Funds relative to real asset
On July 9, 2014, the Fund removed its underweight to the Russell	Underlying Funds. By the end of the fiscal year, the aggregate
Emerging Markets Fund relative to the Russell Global Equity	positioning was modestly positive to performance.
Fund, as recent positive momentum suggested further strength in	The views expressed in this report reflect those of the portfolio
emerging markets relative to broad global equities. This position	managers only through the end of the period covered by
was closed at a loss.	the report. These views do not necessarily represent the
On July 22, 2014, the Fund closed its underweight to the Russell	views of RIMCo, or any other person in RIMCo or any other
U.S. Small Cap Equity Fund primarily driven by the Underlying	affiliated organization. These views are subject to change
Fund meeting performance expectations. The Russell U.S. Small	at any time based upon market conditions or other events,
Cap Equity Fund was funded back to target weight by reducing	and RIMCo disclaims any responsibility to update the views
the overweight to the Russell U.S. Defensive Equity Fund in order	contained herein. These views should not be relied on as
to maintain the existing overweight to the Russell International	investment advice and, because investment decisions for
Developed Markets Fund.	a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2004.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
***	Russell Developed ex-U.S. Large Cap Index® (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
‡	The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Growth Strategy Fund 71

Russell Investment Company Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher.

administrative fees; distribution (12b-1) and/or service fees;			Hypothetical
and other Fund expenses. The Example is intended to help			Performance (5%
you understand your ongoing costs (in dollars) of investing in		Actual	return before
the Fund and to compare these costs with the ongoing costs of	Class A	Performance	expenses)
Beginning Account Value
investing in other mutual funds. The Example is based on an	May 1, 2014	$1,000.00	$1,000.00
investment of $1,000 invested at the beginning of the period and	Ending Account Value
held for the entire period indicated, which for this Fund is from	October 31, 2014	$1,019.40	$1,022.43
May 1, 2014 to October 31, 2014.	Expenses Paid During Period*	$2.80	$2.80

Actual Expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average
The information in the table under the heading “Actual	account value over the period, multiplied by 184/365 (to reflect the one-half
Performance” provides information about actual account values	year period). May reflect amounts waived and/or reimbursed. Without any
and actual expenses. You may use the information in this column,	waivers and/or reimbursements, expenses would have been higher.
together with the amount you invested, to estimate the expenses
Hypothetical
that you paid over the period. Simply divide your account value by			Performance (5%
$1,000 (for example, an $8,600 account value divided by $1,000		Actual	return before
= 8.6), then multiply the result by the number in the first column	Class C	Performance	expenses)
Beginning Account Value
in the row entitled “Expenses Paid During Period” to estimate	May 1, 2014	$1,000.00	$1,000.00
the expenses you paid on your account during this period.	Ending Account Value
	October 31, 2014	$1,015.30	$1,018.65
Hypothetical Example for Comparison Purposes	Expenses Paid During Period*	$6.60	$6.61
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information	* Expenses are equal to the Fund's annualized expense ratio of 1.30%
(representing the six month period annualized), multiplied by the average
about hypothetical account values and hypothetical expenses	account value over the period, multiplied by 184/365 (to reflect the one-half
based on the Fund’s actual expense ratio and an assumed rate of	year period). May reflect amounts waived and/or reimbursed. Without any
return of 5% per year before expenses, which is not the Fund’s	waivers and/or reimbursements, expenses would have been higher.
actual return. The hypothetical account values and expenses
Hypothetical
may not be used to estimate the actual ending account balance or			Performance (5%
expenses you paid for the period. You may use this information		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class E	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
5% hypothetical examples that appear in the shareholder reports	Ending Account Value
of other funds.	October 31, 2014	$1,019.80	$1,022.43
	Expenses Paid During Period*	$2.80	$2.80

* Expenses are equal to the Fund's annualized expense ratio of 0.55%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived and/or reimbursed. Without any waivers and/or reimbursements, expenses would have been higher.

72 Equity Growth Strategy Fund

Russell Investment Company Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical			Hypothetical
		Performance (5%			Performance (5%
	Actual	return before		Actual	return before
Class R1	Performance	expenses)	Class S	Performance	expenses)
Beginning Account Value			Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value			Ending Account Value
October 31, 2014	$1,022.20	$1,024.35	October 31, 2014	$1,021.50	$1,023.69
Expenses Paid During Period*	$0.87	$0.87	Expenses Paid During Period*	$1.53	$1.53

* Expenses are equal to the Fund's annualized expense ratio of 0.17%			* Expenses are equal to the Fund's annualized expense ratio of 0.30%
(representing the six month period annualized), multiplied by the average			(representing the six month period annualized), multiplied by the average
account value over the period, multiplied by 184/365 (to reflect the one-half			account value over the period, multiplied by 184/365 (to reflect the one-half
year period). May reflect amounts waived and/or reimbursed. Without any			year period). May reflect amounts waived and/or reimbursed. Without any
waivers and/or reimbursements, expenses would have been higher.			waivers and/or reimbursements, expenses would have been higher.

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,020.30	$1,023.09
Expenses Paid During Period*	$2.14	$2.14

* Expenses are equal to the Fund's annualized expense ratio of 0.42%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,018.60	$1,021.83
Expenses Paid During Period*	$3.41	$3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.67%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

Equity Growth Strategy Fund 73

Russell Investment Company Equity Growth Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 7.8%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	7,351,860	73,519
Series Mutual Funds - Class Y			International Equities - 40.0%
Shares			Russell Emerging Markets Fund	4,924,400	91,988
Alternative - 14.8%			Russell Global Equity Fund	11,287,290	133,077
Russell Commodity Strategies Fund	2,864,006	22,110	Russell International Developed Markets
Russell Global Infrastructure Fund	4,007,304	51,895	Fund	4,199,636	150,767
Russell Global Real Estate Securities Fund	470,488	19,153			375,832
Russell Multi-Strategy Alternative Fund	4,570,628	45,798
		138,956	Total Investments 100.0%
Domestic Equities - 37.4%			(identified cost $809,269)		939,856
Russell U.S. Core Equity Fund	2,203,219	95,157	Other Assets and Liabilities, Net
Russell U.S. Defensive Equity Fund	1,397,137	64,310	-(0.0%)		(276)
Russell U.S. Dynamic Equity Fund	7,501,309	95,192	Net Assets - 100.0%		939,580
Russell U.S. Small Cap Equity Fund	3,102,482	96,890
		351,549

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		14.8
Domestic Equities		37.4
Fixed Income		7.8
International Equities		40.0
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

74 Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$809,269
Investments, at fair value	939,856
Receivables:
Investments sold	1,563
Fund shares sold	838
Prepaid expenses	3
Total assets	942,260
Liabilities
Payables:
Fund shares redeemed	2,049
Accrued fees to affiliates	551
Other accrued expenses	80
Total liabilities	2,680
Net Assets	$939,580
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—
Accumulated net realized gain (loss)	(183,164)
Unrealized appreciation (depreciation) on investments	130,587
Shares of beneficial interest	831
Additional paid-in capital	991,326
Net Assets	$939,580
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.75
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.47
Class A — Net assets	$233,233,111
Class A — Shares outstanding ($.01 par value)	19,850,941
Net asset value per share: Class C(#)	$10.64
Class C — Net assets	$327,124,714
Class C — Shares outstanding ($.01 par value)	30,738,815
Net asset value per share: Class E(#)	$11.49
Class E — Net assets	$23,055,639
Class E — Shares outstanding ($.01 par value)	2,006,406
Net asset value per share: Class R1(#)	$11.81
Class R1 — Net assets	$66,147,564
Class R1 — Shares outstanding ($.01 par value)	5,602,151
Net asset value per share: Class R4(#)	$11.53
Class R4 — Net assets	$57,342,747
Class R4 — Shares outstanding ($.01 par value)	4,972,166
Net asset value per share: Class R5(#)	$11.40
Class R5 — Net assets	$53,252,998
Class R5 — Shares outstanding ($.01 par value)	4,670,579
Net asset value per share: Class S(#)	$11.79
Class S — Net assets	$179,423,687
Class S — Shares outstanding ($.01 par value)	15,221,165
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 75

Russell Investment Company

Equity Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$28,435

Expenses
Advisory fees	2,003
Administrative fees	456
Custodian fees	32
Distribution fees - Class A	599
Distribution fees - Class C	2,512
Distribution fees - Class R3	142
Distribution fees - Class R5	11
Transfer agent fees - Class A	479
Transfer agent fees - Class C	670
Transfer agent fees - Class E	54
Transfer agent fees - Class R1	146
Transfer agent fees - Class R2	151
Transfer agent fees - Class R3	114
Transfer agent fees - Class R4	9
Transfer agent fees - Class R5	9
Transfer agent fees - Class S	371
Professional fees	44
Registration fees	140
Shareholder servicing fees - Class C	837
Shareholder servicing fees - Class E	68
Shareholder servicing fees - Class R2	189
Shareholder servicing fees - Class R3	142
Shareholder servicing fees - Class R4	11
Shareholder servicing fees - Class R5	11
Trustees’ fees	24
Printing fees	9
Miscellaneous	27
Expenses before reductions	9,260
Expense reductions	(1,962)
Net expenses	7,298
Net investment income (loss)	21,137

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	48,275
Capital gain distributions from Underlying Funds	16,358
Net realized gain (loss)	64,633
Net change in unrealized appreciation (depreciation) on investments	(21,360)
Net realized and unrealized gain (loss)	43,273
Net Increase (Decrease) in Net Assets from Operations	$64,410

See accompanying notes which are an integral part of the financial statements.

76 Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,137	$10,465
Net realized gain (loss)	64,633	41,344
Net change in unrealized appreciation (depreciation)	(21,360)	130,719
Net increase (decrease) in net assets from operations	64,410	182,528
Distributions
From net investment income
Class A	(4,936)	(2,856)
Class C	(5,972)	(3,229)
Class E	(590)	(531)
Class R1	(1,940)	(1,129)
Class R2	(1,843)	(1,309)
Class R3	(1,300)	(997)
Class R4	(71)	—
Class R5	(39)	—
Class S	(4,296)	(2,845)
Net decrease in net assets from distributions	(20,987)	(12,896)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(149,281)	(120,742)

Total Net Increase (Decrease) in Net Assets	(105,858)	48,890

Net Assets
Beginning of period	1,045,438	996,548
End of period	$939,580	$1,045,438
Undistributed (overdistributed) net investment income included in net assets	$—	$(760)

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 77

Russell Investment Company Equity Growth Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,106	$24,222	3,828	$39,732
Proceeds from reinvestment of distributions	428	4,887	288	2,829
Payments for shares redeemed	(4,203)	(48,408)	(5,610)	(57,399)
Net increase (decrease)	(1,669)	(19,299)	(1,494)	(14,838)
Class C
Proceeds from shares sold	4,395	45,746	4,372	41,214
Proceeds from reinvestment of distributions	570	5,897	357	3,188
Payments for shares redeemed	(6,685)	(69,992)	(8,180)	(76,583)
Net increase (decrease)	(1,720)	(18,349)	(3,451)	(32,181)
Class E
Proceeds from shares sold	383	4,297	703	7,088
Proceeds from reinvestment of distributions	53	588	55	529
Payments for shares redeemed	(1,156)	(12,993)	(2,609)	(26,416)
Net increase (decrease)	(720)	(8,108)	(1,851)	(18,799)
Class R1
Proceeds from shares sold	900	10,457	3,000	30,495
Proceeds from reinvestment of distributions	169	1,940	114	1,129
Payments for shares redeemed	(3,231)	(37,049)	(2,126)	(21,974)
Net increase (decrease)	(2,162)	(24,652)	988	9,650
Class R2
Proceeds from shares sold	794	9,007	1,739	17,432
Proceeds from reinvestment of distributions	164	1,843	136	1,309
Payments for shares redeemed	(9,379)	(106,077)	(2,927)	(29,438)
Net increase (decrease)	(8,421)	(95,227)	(1,052)	(10,697)
Class R3
Proceeds from shares sold	547	6,123	1,047	10,407
Proceeds from reinvestment of distributions	118	1,300	105	997
Payments for shares redeemed	(7,101)	(78,999)	(3,208)	(32,245)
Net increase (decrease)	(6,436)	(71,576)	(2,056)	(20,841)
Class R4
Proceeds from shares sold	5,079	57,055	—	—
Proceeds from reinvestment of distributions	6	71	—	—
Payments for shares redeemed	(113)	(1,277)	—	—
Net increase (decrease)	4,972	55,849	—	—
Class R5
Proceeds from shares sold	4,796	53,263	—	—
Proceeds from reinvestment of distributions	4	39	—	—
Payments for shares redeemed	(129)	(1,418)	—	—
Net increase (decrease)	4,671	51,884	—	—
Class S
Proceeds from shares sold	3,281	37,891	5,906	61,416
Proceeds from reinvestment of distributions	362	4,148	280	2,758
Payments for shares redeemed	(5,357)	(61,842)	(9,436)	(97,210)
Net increase (decrease)	(1,714)	(19,803)	(3,250)	(33,036)
Total increase (decrease)	(13,199)	$(149,281)	(12,166)	$(120,742)

See accompanying notes which are an integral part of the financial statements.

78 Equity Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Company Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2014	11.24	.26	.49	.75	(.24)
October 31, 2013	9.50	.12	1.75	1.87	(.13)
October 31, 2012	8.93	.15	.54	.69	(.12)
October 31, 2011	9.00	.14	(.09)	.05	(.12)
October 31, 2010	7.80	.10	1.19	1.29	(.09)

Class C
October 31, 2014	10.23	.14	.46	.60	(.19)
October 31, 2013	8.69	.04	1.59	1.63	(.09)
October 31, 2012	8.21	.07	.51	.58	(.10)
October 31, 2011	8.34	.07	(.09)	(.02)	(.11)
October 31, 2010	7.27	.04	1.11	1.15	(.08)

Class E
October 31, 2014	10.99	.26	.48	.74	(.24)
October 31, 2013	9.30	.13	1.69	1.82	(.13)
October 31, 2012	8.75	.14	.53	.67	(.12)
October 31, 2011	8.81	.20	(.14)	.06	(.12)
October 31, 2010	7.64	.10	1.17	1.27	(.10)

Class R1
October 31, 2014	11.29	.34	.46	.80	(.28)
October 31, 2013	9.53	.15	1.77	1.92	(.16)
October 31, 2012	8.95	.18	.55	.73	(.15)
October 31, 2011	8.99	.16	(.08)	.08	(.12)
October 31, 2010	7.78	.12	1.19	1.31	(.10)

Class R4(3)
October 31, 2014	11.03	.30	.45	.75	(.25)
October 31, 2013	9.32	.14	1.71	1.85	(.14)
October 31, 2012	8.77	.16	.52	.68	(.13)
October 31, 2011	8.82	.09	(.02)	.07	(.12)
October 31, 2010	7.64	.10	1.18	1.28	(.10)

Class R5(4)
October 31, 2014	10.91	.26	.45	.71	(.22)
October 31, 2013	9.23	.11	1.69	1.80	(.12)
October 31, 2012	8.68	.16	.51	.67	(.12)
October 31, 2011	8.76	.13	(.09)	.04	(.12)
October 31, 2010	7.60	.08	1.17	1.25	(.09)

Class S
October 31, 2014	11.27	.30	.48	.78	(.26)
October 31, 2013	9.52	.15	1.75	1.90	(.15)
October 31, 2012	8.95	.17	.54	.71	(.14)
October 31, 2011	9.00	.17	(.10)	.07	(.12)
October 31, 2010	7.78	.12	1.20	1.32	(.10)

See accompanying notes which are an integral part of the financial statements.

80 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.24)	11.75	6.70	233,233.72		.56	2.28	23
(.13)	11.24	19.86	241,814.71		.57	1.17	14
(.12)	9.50	7.90	218,585.71		.56	1.61	24
(.12)	8.93	.46	232,317.74		.55	1.52	7
(.09)	9.00	16.70	262,968.72		.54	1.23	28

(.19)	10.64	5.87	327,125	1.47	1.31	1.37	23
(.09)	10.23	18.95	331,940	1.46	1.32	.42	14
(.10)	8.69	7.12	311,910	1.46	1.31	.86	24
(.11)	8.21	(.34)	347,822	1.49	1.30	.76	7
(.08)	8.34	15.95	391,560	1.47	1.29	.51	28

(.24)	11.49	6.76	23,055.72		.56	2.35	23
(.13)	10.99	19.74	29,977.72		.57	1.29	14
(.12)	9.30	7.84	42,548.71		.56	1.60	24
(.12)	8.75	.59	56,276.73		.55	2.12	7
(.10)	8.81	16.66	171,027.72		.54	1.23	28

(.28)	11.81	7.17	66,147.47		.17	2.97	23
(.16)	11.29	20.37	87,682.46		.17	1.40	14
(.15)	9.53	8.29	64,614.46		.14	1.95	24
(.12)	8.95	.87	53,489.49		.12	1.76	7
(.10)	8.99	17.00	39,248.47		.27	1.39	28

(.25)	11.53	6.87	57,343.72		.42	2.61	23
(.14)	11.03	20.07	92,890.71		.42	1.34	14
(.13)	9.32	7.94	88,307.71		.39	1.83	24
(.12)	8.77	.75	85,039.75		.37	.96	7
(.10)	8.82	16.79	23,017.72		.52	1.20	28

(.22)	11.40	6.61	53,253.97		.67	2.34	23
(.12)	10.91	19.71	70,233.97		.67	1.14	14
(.12)	9.23	7.81	78,384.96		.64	1.78	24
(.12)	8.68	.37	239,637.99		.62	1.47	7
(.09)	8.76	16.54	290,176.97		.78	1.03	28

(.26)	11.79	7.04	179,424.47		.31	2.56	23
(.15)	11.27	20.15	190,902.46		.32	1.46	14
(.14)	9.52	8.06	192,200.47		.31	1.82	24
(.12)	8.95	.74	179,547.49		.30	1.81	7
(.10)	9.00	17.13	189,067.47		.29	1.48	28

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 81

Russell Investment Company 2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2015 Strategy Fund - Class R1			2015 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	5.15%		1 Year	4.62%
5 Years	7.92	%§	5 Years	7.37	%§
Inception*	4.99	%§	Inception*	4.46	%§

2015 Strategy Fund - Class R4‡			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	4.89%		1 Year	4.14%
5 Years	7.62	%§	5 Years	4.22	%§
Inception*	4.72	%§	Inception*	4.61	%§

82 2015 Strategy Fund

Russell Investment Company
2015 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The 2015 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed ex-U.S.
are allocated to different money managers. Underlying Fund	Large Cap Index). The outperformance of U.S. equities over fixed
assets not allocated to money managers are managed by Russell	income was a key positive driver to the Fund’s benchmark-relative
Investment Management Company (“RIMCo”), the Fund’s and	performance, as fixed income markets finished at 4.14% for the
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	fiscal year as measured by the Fund’s benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%, outperforming fixed income markets. This benefited the
RIMCo to engage or terminate a money manager in an Underlying	Fund’s performance through its allocation to the Russell Global
Fund at any time, subject to approval by the Underlying Fund’s	Real Estate Securities Fund. Commodities largely underperformed
Board, without a shareholder vote. Pursuant to the terms of the	broader equity and fixed income markets with a loss of 5.94%
exemptive order, an Underlying Fund is required to notify its	for the fiscal year (as represented by the Bloomberg Commodity
shareholders within 90 days of when a money manager begins	Index Total Return). Thus, the Fund’s allocation to the Russell
providing services.	Commodity Strategies Fund was a headwind to Fund performance.
What is the Fund’s investment objective?	On August 1, 2014, the Russell Global Infrastructure Fund
The Fund seeks to provide capital growth and income consistent	was added as an Underlying Fund in which the Fund invests.
with its current asset allocation which will change over time, with	This listed infrastructure exposure detracted from the Fund’s
an increasing allocation to fixed income funds.	performance during the period, as the S&P Global Infrastructure
Index (Net) lost 0.24% from August 1, 2014 through October 31,
The Fund pursues this objective by investing in a diversified	2014, while the Barclays U.S. Aggregate Index gained 1.40%
portfolio that, as of October 31, 2014, consisted of approximately	during the same period.
29% equity Underlying Funds, 64% fixed income Underlying
Funds and 7% alternative Underlying Funds. The Fund’s	Fixed income markets had overall positive performance for the
allocation to fixed income Underlying Funds will be fixed at 66%	fiscal year, as interest rates generally trended lower over the
in approximately the year 2015.	period, providing a tailwind to aggregate fixed income markets.
During the fiscal year, the Fund had a strategic allocation to
How did the Fund perform relative to its benchmark for the	short duration fixed income, as represented by its allocation to
fiscal year ended October 31, 2014?	the Russell Short Duration Bond Fund, which in a lower yield
For the fiscal year ended October 31, 2014, the Fund’s Class R1,	environment detracted from the Fund’s benchmark-relative
Class R4 and Class R5 Shares gained 5.15%, 4.89 % and 4.62%,	performance.
respectively. This is compared to the Fund’s primary benchmark,
the Barclays U.S. Aggregate Bond Index, which gained 4.14	How did the investment strategies and techniques employed
% during the same period. The Fund’s performance includes	by the Fund and the Underlying Funds affect the Fund’s
operating expenses, whereas index returns are unmanaged and	performance?
do not include expenses of any kind.	The Fund is a fund of funds and its performance is based on
For the fiscal year ended October 31, 2014, the Morningstar®	RIMCo’s strategic asset allocations and the performance of the
Underlying Funds in which the Fund invests.
Target Date 2011-2015 gained 5.85%. This result serves as a
peer comparison and is expressed net of operating expenses.	The Fund’s strategic allocation to fixed income Underlying
Funds negatively impacted its benchmark-relative performance.
The Fund’s outperformance relative to the Barclays U.S.	Allocations to the Russell Global Opportunistic Credit Fund (an
Aggregate Bond Index was due to the Fund’s out-of-benchmark	Underlying Fund after August 1, 2014) and Russell Short Duration
allocation to equity and global real estate Underlying Funds,	Bond Fund detracted, as these Underlying Funds underperformed
which outperformed fixed income Underlying Funds over the	the Fund’s benchmark. In particular, the Russell Short Duration
period.	Bond Fund underperformed the Fund’s benchmark, as having
How did the market conditions described in the Market	a strategic short duration bias over the year was a headwind as
Summary report affect the Fund’s performance?	interest rates generally moved lower. Allocations to the Russell
Strategic Bond Fund and Russell Investment Grade Bond Fund

2015 Strategy Fund 83

Russell Investment Company
2015 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

were slightly positive from a benchmark-relative perspective.	The Fund’s strategic allocation to alternative Underlying Funds
Results of Underlying Fund active management were positive.	had a mixed impact on benchmark-relative performance. The
For the Russell Strategic Bond Fund, exposure to non-agency	Fund’s allocation to the Russell Global Real Estate Securities
mortgages and emerging market debt were key contributors to	Fund was positive, while the allocations to the Russell Global
the Underlying Fund’s benchmark-relative outperformance.	Infrastructure Fund (an Underlying Fund after August 1, 2014)
Currency selection was also positive, particularly a long U.S.	and Russell Commodity Strategies Fund were negative. From an
Dollar position versus short positions to the Australian Dollar	active management standpoint, performance of these Underlying
Euro, and Japanese Yen.	Funds was generally mixed. The Russell Commodity Strategies
With respect to the Fund’s global equity exposure, the Fund’s	Fund underperformed its respective asset class benchmark
strategic allocations to the Russell Emerging Markets Fund,	while the Russell Global Real Estate Securities Fund and
Russell International Developed Markets Fund (an Underlying	Russell Global Infrastructure Fund (after August 1, 2014)
Fund until August 1, 2014) and Select International Equity Fund	outperformed their respective asset class benchmarks. For the
(an Underlying Fund after August 1, 2014) detracted from the	Russell Commodity Strategies Fund, an overweight to energy
Fund’s benchmark-relative performance, while its allocation to	commodities detracted from Fund performance. For the Russell
the Russell Global Equity Fund positively impacted performance.	Global Real Estate Securities Fund, security selection within the
From an active management standpoint, the Select International	U.S. was positive while an overweight to and security selection
Equity Fund underperformed the broad non-U.S. equity market	within Japan detracted from performance.
as represented by the Russell Developed ex-U.S. Large Cap™	Describe any changes to the Fund’s structure or allocation
Index Net, while the Russell Global Equity Fund performed in-	to the Underlying Funds.
line with the broad global equity market as represented by the	On August 1, 2014, RIMCo modified the Fund’s target asset
Russell Developed Large Cap Net Index. The Russell Emerging	allocation and as a result, the Fund increased its exposure to
Markets Fund underperformed its emerging markets benchmark.	equity and alternative Underlying Funds and decreased its
For the Select International Equity Fund, a bias toward low	exposure to fixed income Underlying Funds. In connection with
price-to-book ratio stocks detracted from the Underlying Fund’s	this change, on August 1, 2014, the Russell U.S. Core Equity
benchmark-relative performance as lower price-to-book stocks	Fund and Russell International Developed Markets Fund were
strongly underperformed the market in non-U.S. developed	replaced as Underlying Funds with the Select U.S. Equity Fund
regions. For the Russell Emerging Markets Fund, unsuccessful	and Select International Equity Fund, respectively. The Fund
stock selection in China, South Korea, Russia, and Taiwan were	also added an allocation to the Russell Global Infrastructure
detractors from performance.	Fund and Russell Global Opportunistic Credit Fund to provide
The Fund’s strategic allocation to U.S. large cap equity Underlying	further diversification.
Funds benefited the Fund’s benchmark-relative performance, as	On July 9, 2014, the Fund implemented a 0.50% underweight to
broad U.S. equities outperformed core fixed income for the period.	the Russell Commodity Strategies and 0.75% underweight to the
From an active management perspective, each of the large cap	Russell Global Real Estate Securities Funds, driven by limited
U.S. equity Underlying Funds underperformed its respective U.S.	commodity price appreciation expectations over the medium
equity market segment as represented by its primary benchmark.	term and caution over the interest rate sensitivity of REITs in
In particular, the Select U.S. Equity Fund (an Underlying Fund	an environment of potential rising interest rates. This was offset
after August 1, 2014) underperformed during the period it was an	by a 0.75% overweight to the Russell Global Equity Fund. This
Underlying Fund, driven by an overweight to stocks with lower	contributed positively to Fund performance during the period, as
than benchmark valuation ratios (lower price-to-earnings, price-	commodities and global REITs underperformed global equities.
to-book, and price-to-cash flow ratios). In addition, the Fund’s
strategic allocation to the Russell U.S. Small Cap Equity Fund	On October 30, 2014, the Fund implemented a 0.25% overweight
benefited the Fund’s benchmark-relative performance, though	to the Select U.S. Equity Fund and away from the Russell Global
the Underlying Fund underperformed its Russell 2000® Index	Infrastructure Fund based on a cautious stance to interest
benchmark.	rate sensitive asset classes in a potentially rising interest rate environment.

84 2015 Strategy Fund

Russell Investment Company
2015 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on March 31, 2008.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2015 Strategy Fund 85

Russell Investment Company 2015 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,019.60	$1,025.21
Actual Expenses	Expenses Paid During Period*	$—	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
	Class R4(1)	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2014	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,018.40	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of	(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The
return of 5% per year before expenses, which is not the Fund’s	shareholder expense example for the period ended October 31, 2014 reflects
actual return. The hypothetical account values and expenses	the expenses and performance of Class R2 Shares for the period May 1 through
may not be used to estimate the actual ending account balance or	October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
expenses you paid for the period. You may use this information	October 31, 2014.
to compare the ongoing costs of investing in the Fund and other			Hypothetical
funds. To do so, compare this 5% hypothetical example with the			Performance (5%
5% hypothetical examples that appear in the shareholder reports		Actual	return before
	Class R5(2)	Performance	expenses)
of other funds.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2014	$1,017.10	$1,022.68
	Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

86 2015 Strategy Fund

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2015 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 64.3%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	81,761	817
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	170,239	3,829
Shares			Russell Short Duration Bond Fund	133,968	2,594
			Russell Strategic Bond Fund	775,370	8,645
Alternative - 5.6%					15,885
Russell Commodity Strategies Fund	54,074	418	International Equities - 14.3%
Russell Global Infrastructure Fund	37,004	479	Russell Emerging Markets Fund	28,033	524
Russell Global Real Estate Securities Fund	11,771	479	Russell Global Equity Fund	102,659	1,210
		1,376	Select International Equity Fund	190,109	1,791
Domestic Equities - 15.8%					3,525
Russell U.S. Defensive Equity Fund	13,362	615
Russell U.S. Dynamic Equity Fund	24,526	311	Total Investments 100.0%
Russell U.S. Small Cap Equity Fund	15,265	477	(identified cost $21,826)		24,701
Select U.S. Equity Fund	241,316	2,512	Other Assets and Liabilities, Net
		3,915	-(0.0%)		(5)
			Net Assets - 100.0%		24,696

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		5.6
Domestic Equities		15.8
Fixed Income		64.3
International Equities		14.3
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund 87

Russell Investment Company

2015 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$21,826
Investments, at fair value	24,701
Receivables:
Investments sold	812
Fund shares sold	17
Total assets	25,530
Liabilities
Payables:
Fund shares redeemed	829
Accrued fees to affiliates	5
Total liabilities	834
Net Assets	$24,696
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	3,340
Unrealized appreciation (depreciation) on investments	2,875
Shares of beneficial interest	24
Additional paid-in capital	18,456
Net Assets	$24,696
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.28
Class R1 — Net assets	$10,954,197
Class R1 — Shares outstanding ($.01 par value)	1,065,220
Net asset value per share: Class R4(#)	$10.27
Class R4 — Net assets	$6,038,246
Class R4 — Shares outstanding ($.01 par value)	587,669
Net asset value per share: Class R5(#)	$10.28
Class R5 — Net assets	$7,703,975
Class R5 — Shares outstanding ($.01 par value)	749,764
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

88 2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$610

Expenses
Distribution fees - Class R3	24
Distribution fees - Class R5	2
Shareholder servicing fees - Class R2	12
Shareholder servicing fees - Class R3	24
Shareholder servicing fees - Class R4	1
Shareholder servicing fees - Class R5	2
Total expenses	65
Net investment income (loss)	545

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,334
Capital gain distributions from Underlying Funds	264
Net realized gain (loss)	3,598
Net change in unrealized appreciation (depreciation) on investments	(2,635)
Net realized and unrealized gain (loss)	963
Net Increase (Decrease) in Net Assets from Operations	$1,508

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund 89

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2015 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$545	$1,584
Net realized gain (loss)	3,598	2,667
Net change in unrealized appreciation (depreciation)	(2,635)	(1,263)
Net increase (decrease) in net assets from operations	1,508	2,988
Distributions
From net investment income
Class R1	(306)	(1,141)
Class R2	(74)	(164)
Class R3	(127)	(280)
Class R4	(17)	—
Class R5	(20)	—
From net realized gain
Class R1	(1,302)	(500)
Class R2	(379)	(77)
Class R3	(779)	(140)
Net decrease in net assets from distributions	(3,004)	(2,302)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(8,617)	(22,261)

Total Net Increase (Decrease) in Net Assets	(10,113)	(21,575)

Net Assets
Beginning of period	34,809	56,384
End of period	$24,696	$34,809
Undistributed (overdistributed) net investment income included in net assets	$1	$—

See accompanying notes which are an integral part of the financial statements.

90 2015 Strategy Fund

Russell Investment Company 2015 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	361	$3,708	1,343	$14,097
Proceeds from reinvestment of distributions	162	1,608	160	1,641
Payments for shares redeemed	(1,164)	(11,901)	(3,628)	(37,564)
Net increase (decrease)	(641)	(6,585)	(2,125)	(21,826)
Class R2
Proceeds from shares sold	171	1,751	298	3,134
Proceeds from reinvestment of distributions	45	453	23	241
Payments for shares redeemed	(715)	(7,307)	(347)	(3,642)
Net increase (decrease)	(499)	(5,103)	(26)	(267)
Class R3
Proceeds from shares sold	333	3,428	414	4,318
Proceeds from reinvestment of distributions	91	906	41	420
Payments for shares redeemed	(1,457)	(14,869)	(467)	(4,906)
Net increase (decrease)	(1,033)	(10,535)	(12)	(168)
Class R4
Proceeds from shares sold	594	6,046	—	—
Proceeds from reinvestment of distributions	2	17	—	—
Payments for shares redeemed	(8)	(84)	—	—
Net increase (decrease)	588	5,979	—	—
Class R5
Proceeds from shares sold	942	9,581	—	—
Proceeds from reinvestment of distributions	2	20	—	—
Payments for shares redeemed	(194)	(1,974)	—	—
Net increase (decrease)	750	7,627	—	—
Total increase (decrease)	(835)	$(8,617)	(2,163)	$(22,261)

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund 91

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2015 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2014	10.76	.21	.30	.51	(.20)	(.79)
October 31, 2013	10.44	.36	.40	.76	(.31)	(.13)
October 31, 2012	9.92	.27	.54	.81	(.27)	(.02)
October 31, 2011	10.05	.38	(.06)	.32	(.42)	(.03)
October 31, 2010	8.96	.24	1.13	1.37	(.28)	—

Class R4(3)
October 31, 2014	10.75	.16	.33	.49	(.18)	(.79)
October 31, 2013	10.43	.28	.45	.73	(.28)	(.13)
October 31, 2012	9.91	.27	.51	.78	(.24)	(.02)
October 31, 2011	10.04	.38	(.08)	.30	(.40)	(.03)
October 31, 2010	8.96	.25	1.09	1.34	(.26)	—

Class R5(4)
October 31, 2014	10.75	.15	.32	.47	(.15)	(.79)
October 31, 2013	10.44	.26	.44	.70	(.26)	(.13)
October 31, 2012	9.91	.24	.52	.76	(.21)	(.02)
October 31, 2011	10.04	.33	(.06)	.27	(.37)	(.03)
October 31, 2010	8.95	.23	1.10	1.33	(.24)	—

See accompanying notes which are an integral part of the financial statements.

92 2015 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.99)	10.28	5.15	10,954	—	—	2.04	46
(.44)	10.76	7.49	18,349	—	—	3.43	36
(.29)	10.44	8.45	40,004	—	—	2.63	28
(.45)	9.92	3.29	35,040	—	—	3.83	26
(.28)	10.05	15.60	23,319.70		—	2.56	44

(.97)	10.27	4.89	6,038.25		.25	1.61	46
(.41)	10.75	7.21	5,363.25		.25	2.64	36
(.26)	10.43	8.13	5,473.25		.25	2.63	28
(.43)	9.91	3.02	7,321.25		.25	3.81	26
(.26)	10.04	15.23	7,207	1.00	.25	2.63	44

(.94)	10.28	4.62	7,704.50		.50	1.44	46
(.39)	10.75	6.85	11,097.50		.50	2.47	36
(.23)	10.44	7.90	10,907.50		.50	2.38	28
(.40)	9.91	2.78	15,093.50		.50	3.26	26
(.24)	10.04	15.08	10,836	1.26	.50	2.40	44

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund 93

Russell Investment Company 2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2020 Strategy Fund - Class A‡			2020 Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	(0.61)%		1 Year	5.15%
5 Years	7.08	%§	5 Years	8.07	%§
Inception*	4.48	%§	Inception*	4.85	%§

2020 Strategy Fund - Class E			2020 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	5.52%		1 Year	5.70%
5 Years	8.39	%§	5 Years	8.64	%§
Inception*	5.14	%§	Inception*	5.38	%§

2020 Strategy Fund - Class R1‡‡			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	5.70%		1 Year	4.14%
5 Years	8.64	%§	5 Years	4.22	%§
Inception*	5.38	%§	Inception*	4.71	%§

2020 Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	5.51%
5 Years	8.37	%§
Inception*	5.13	%§

94 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The 2020 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed ex-U.S.
are allocated to different money managers. Underlying Fund	Large Cap Index). The outperformance of U.S. equities over fixed
assets not allocated to money managers are managed by Russell	income was a key positive driver to the Fund’s benchmark-relative
Investment Management Company (“RIMCo”), the Fund’s and	performance, as fixed income markets finished at 4.14% for the
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	fiscal year as measured by the Fund’s benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%, outperforming fixed income markets. This benefited the
RIMCo to engage or terminate a money manager in an Underlying	Fund’s performance through its allocation to the Russell Global
Fund at any time, subject to approval by the Underlying Fund’s	Real Estate Securities Fund. Commodities largely underperformed
Board, without a shareholder vote. Pursuant to the terms of the	broader equity and fixed income markets with a loss of 5.94%
exemptive order, an Underlying Fund is required to notify its	for the fiscal year (as represented by the Bloomberg Commodity
shareholders within 90 days of when a money manager begins	Index Total Return). Thus, the Fund’s allocation to the Russell
providing services.	Commodity Strategies Fund was a headwind to Fund performance.
What is the Fund’s investment objective?	On August 1, 2014, the Russell Global Infrastructure Fund
The Fund seeks to provide capital growth and income consistent	was added as an Underlying Fund in which the Fund invests.
with its current asset allocation which will change over time, with	This listed infrastructure exposure detracted from the Fund’s
an increasing allocation to fixed income funds.	performance during the period, as the S&P Global Infrastructure
Index (Net) lost 0.24% from August 1, 2014 through October 31,
The Fund pursues this objective by investing in a diversified	2014, while the Barclays U.S. Aggregate Index gained 1.40%
portfolio that, as of October 31, 2014, consisted of approximately	during the same period.
39% equity Underlying Funds, 54% fixed income Underlying
Funds and 7% alternative Underlying Funds. The Fund’s
allocation to fixed income Underlying Funds will be fixed at 66%	Fixed income markets had overall positive performance for the
in approximately the year 2020.	fiscal year, as interest rates generally trended lower over the period, providing a tailwind to aggregate fixed income markets.
How did the Fund perform relative to its benchmark for the	During the fiscal year, the Fund had a strategic allocation to
fiscal year ended October 31, 2014?	short duration fixed income, as represented by its allocation to
For the fiscal year ended October 31, 2014, the Fund’s Class A,	the Russell Short Duration Bond Fund, which in a lower yield
Class E, Class R1, Class R4, Class R5 and Class S Shares gained	environment detracted from the Fund’s benchmark-relative
5.48%, 5.52%, 5.70%, 5.51%, 5.15 % and 5.70%, respectively.	performance.
This is compared to the Fund’s primary benchmark, the Barclays
U.S. Aggregate Bond Index, which gained 4.14% during the same	How did the investment strategies and techniques employed
period. The Fund’s performance includes operating expenses,	by the Fund and the Underlying Funds affect the Fund’s
whereas index returns are unmanaged and do not include	performance?
expenses of any kind.	The Fund is a fund of funds and its performance is based on
For the fiscal year ended October 31, 2014, the Morningstar®	RIMCo’s strategic asset allocations and the performance of the
Target Date 2016-2020 gained 6.41%. This result serves as a	Underlying Funds in which the Fund invests.
peer comparison and is expressed net of operating expenses.	The Fund’s strategic allocation to fixed income Underlying
The Fund’s outperformance relative to the Barclays U.S.	Funds negatively impacted its benchmark-relative performance.
Aggregate Bond Index was due to the Fund’s out-of-benchmark	Allocations to the Russell Global Opportunistic Credit Fund (an
allocation to equity and global real estate Underlying Funds,	Underlying Fund after August 1, 2014) and Russell Short Duration
which outperformed fixed income Underlying Funds over the	Bond Fund detracted, as these Underlying Funds underperformed
period.	the Fund’s benchmark. In particular, the Russell Short Duration
Bond Fund underperformed the Fund’s benchmark, as having
How did the market conditions described in the Market	a strategic short duration bias over the year was a headwind as
Summary report affect the Fund’s performance?	interest rates generally moved lower. Allocations to the Russell

2020 Strategy Fund 95

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

Strategic Bond Fund and Russell Investment Grade Bond Fund	The Fund’s strategic allocation to alternative Underlying Funds
were slightly positive from a benchmark-relative perspective.	had a mixed impact on benchmark-relative performance. The
Results of Underlying Fund active management were positive.	Fund’s allocation to the Russell Global Real Estate Securities
For the Russell Strategic Bond Fund, exposure to non-agency	Fund was positive, while the allocations to the Russell Global
mortgages and emerging market debt were key contributors to	Infrastructure Fund (an Underlying Fund after August 1, 2014)
the Underlying Fund’s benchmark-relative outperformance.	and Russell Commodity Strategies Fund were negative. From an
Currency selection was also positive, particularly a long U.S.	active management standpoint, performance of these Underlying
Dollar position versus short positions to the Australian Dollar	Funds was generally mixed. The Russell Commodity Strategies
Euro, and Japanese Yen.	Fund underperformed its respective asset class benchmark
With respect to the Fund’s global equity exposure, the Fund’s	while the Russell Global Real Estate Securities Fund and
strategic allocations to the Russell Emerging Markets Fund,	Russell Global Infrastructure Fund (after August 1, 2014)
Russell International Developed Markets Fund (an Underlying	outperformed their respective asset class benchmarks. For the
Fund until August 1, 2014) and Select International Equity Fund	Russell Commodity Strategies Fund, an overweight to energy
(an Underlying Fund after August 1, 2014) detracted from the	commodities detracted from Fund performance. For the Russell
Fund’s benchmark-relative performance, while its allocation to	Global Real Estate Securities Fund, security selection within the
the Russell Global Equity Fund positively impacted performance.	U.S. was positive while an overweight to and security selection
From an active management standpoint, the Select International	within Japan detracted from performance.
Equity Fund underperformed the broad non-U.S. equity market	Describe any changes to the Fund’s structure or allocation
as represented by the Russell Developed ex-U.S. Large Cap™	to the Underlying Funds.
Index Net, while the Russell Global Equity Fund performed in-	On August 1, 2014, RIMCo modified the Fund’s target asset
line with the broad global equity market as represented by the	allocation and as a result, the Fund increased its exposure to
Russell Developed Large Cap Net Index. The Russell Emerging	equity and alternative Underlying Funds and decreased its
Markets Fund underperformed its emerging markets benchmark.	exposure to fixed income Underlying Funds. In connection with
For the Select International Equity Fund, a bias toward low	this change, on August 1, 2014, the Russell U.S. Core Equity
price-to-book ratio stocks detracted from the Underlying Fund’s	Fund and Russell International Developed Markets Fund were
benchmark-relative performance as lower price-to-book stocks	replaced as Underlying Funds with the Select U.S. Equity Fund
strongly underperformed the market in non-U.S. developed	and Select International Equity Fund, respectively. The Fund
regions. For the Russell Emerging Markets Fund, unsuccessful	also added an allocation to the Russell Global Infrastructure
stock selection in China, South Korea, Russia, and Taiwan were	Fund and Russell Global Opportunistic Credit Fund to provide
detractors from performance.	further diversification.
The Fund’s strategic allocation to U.S. large cap equity Underlying	On July 9, 2014, the Fund implemented a 0.60% underweight to
Funds benefited the Fund’s benchmark-relative performance, as	the Russell Commodity Strategies and Russell 0.30% underweight
broad U.S. equities outperformed core fixed income for the period.	to the Global Real Estate Securities Funds, driven by limited
From an active management perspective, each of the large cap	commodity price appreciation expectations over the medium
U.S. equity Underlying Funds underperformed its respective U.S.	term and caution over the interest rate sensitivity of REITs in
equity market segment as represented by its primary benchmark.	an environment of potential rising interest rates. This was offset
In particular, the Select U.S. Equity Fund (an Underlying Fund	by a 0.90% overweight to the Russell Global Equity Fund. This
after August 1, 2014) underperformed during the period it was an	contributed positively to Fund performance during the period, as
Underlying Fund, driven by an overweight to stocks with lower	commodities and global REITs underperformed global equities.
than benchmark valuation ratios (lower price-to-earnings, price-
to-book, and price-to-cash flow ratios). In addition, the Fund’s	On October 30, 2014, the Fund implemented a 0.30% overweight
strategic allocation to the Russell U.S. Small Cap Equity Fund	to the Select U.S. Equity Fund and away from the Russell Global
benefited the Fund’s benchmark-relative performance, though	Infrastructure Fund based on a cautious stance to interest
the Underlying Fund underperformed its Russell 2000® Index	rate sensitive asset classes in a potentially rising interest rate
benchmark.	environment.

96 2020 Strategy Fund

Russell Investment Company
2020 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by
the report. These views do not necessarily represent the
views of RIMCo, or any other person in RIMCo or any other
affiliated organization. These views are subject to change
at any time based upon market conditions or other events,
and RIMCo disclaims any responsibility to update the views
contained herein. These views should not be relied on as
investment advice and, because investment decisions for
a Russell Investment Company (“RIC”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

*	Assumes initial investment on January 3, 2005.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2020 Strategy Fund 97

Russell Investment Company 2020 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,019.00	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.27	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class E	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2014	$1,019.40	$1,023.95
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$1.27	$1.28
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
based on the Fund’s actual expense ratio and an assumed rate of	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
return of 5% per year before expenses, which is not the Fund’s	year period).
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or			Hypothetical
expenses you paid for the period. You may use this information			Performance (5%
		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class R1	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
5% hypothetical examples that appear in the shareholder reports	May 1, 2014	$1,000.00	$1,000.00
of other funds.	Ending Account Value
	October 31, 2014	$1,020.80	$1,025.21
	Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

98 2020 Strategy Fund

Russell Investment Company 2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,019.40	$1,023.95
Expenses Paid During Period*	$1.27	$1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,017.20	$1,022.68
Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,019.90	$1,025.21
Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

2020 Strategy Fund 99

Russell Investment Company 2020 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 54.0%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	362,536	3,625
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	693,176	15,590
Shares			Russell Short Duration Bond Fund	324,963	6,291
			Russell Strategic Bond Fund	3,260,459	36,354
Alternative - 5.8%					61,860
Russell Commodity Strategies Fund	255,847	1,975	International Equities - 19.5%
Russell Global Infrastructure Fund	180,110	2,332	Russell Emerging Markets Fund	196,203	3,665
Russell Global Real Estate Securities Fund	57,472	2,340	Russell Global Equity Fund	644,415	7,598
		6,647	Select International Equity Fund	1,179,153	11,107
Domestic Equities - 20.7%					22,370
Russell U.S. Defensive Equity Fund	64,682	2,977
Russell U.S. Dynamic Equity Fund	171,357	2,175	Total Investments 100.0%
Russell U.S. Small Cap Equity Fund	113,629	3,549	(identified cost $97,614)		114,562
Select U.S. Equity Fund	1,439,378	14,984	Other Assets and Liabilities, Net
		23,685	-(0.0%)		(49)
			Net Assets - 100.0%		114,513

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		5.8
Domestic Equities		20.7
Fixed Income		54.0
International Equities		19.5
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

100 2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$97,614
Investments, at fair value	114,562
Receivables:
Investments sold	416
Fund shares sold	98
Total assets	115,076
Liabilities
Payables:
Fund shares redeemed	544
Accrued fees to affiliates	19
Total liabilities	563
Net Assets	$114,513
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	27,754
Unrealized appreciation (depreciation) on investments	16,948
Shares of beneficial interest	95
Additional paid-in capital	69,714
Net Assets	$114,513
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.11
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$12.85
Class A — Net assets	$539,840
Class A — Shares outstanding ($.01 par value)	44,565
Net asset value per share: Class E(#)	$12.13
Class E — Net assets	$2,311,592
Class E — Shares outstanding ($.01 par value)	190,624
Net asset value per share: Class R1(#)	$12.11
Class R1 — Net assets	$51,257,225
Class R1 — Shares outstanding ($.01 par value)	4,232,768
Net asset value per share: Class R4(#)	$12.11
Class R4 — Net assets	$12,844,143
Class R4 — Shares outstanding ($.01 par value)	1,061,034
Net asset value per share: Class R5(#)	$12.08
Class R5 — Net assets	$37,373,440
Class R5 — Shares outstanding ($.01 par value)	3,092,561
Net asset value per share: Class S(#)	$12.11
Class S — Net assets	$10,187,142
Class S — Shares outstanding ($.01 par value)	841,307
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 101

Russell Investment Company

2020 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$3,516

Expenses
Distribution fees - Class A	2
Distribution fees - Class R3	111
Distribution fees - Class R5	8
Shareholder servicing fees - Class E	6
Shareholder servicing fees - Class R2	36
Shareholder servicing fees - Class R3	111
Shareholder servicing fees - Class R4	2
Shareholder servicing fees - Class R5	8
Total expenses	284
Net investment income (loss)	3,232

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	28,882
Capital gain distributions from Underlying Funds	1,795
Net realized gain (loss)	30,677
Net change in unrealized appreciation (depreciation) on investments	(24,957)
Net realized and unrealized gain (loss)	5,720
Net Increase (Decrease) in Net Assets from Operations	$8,952

See accompanying notes which are an integral part of the financial statements.

102 2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,232	$6,093
Net realized gain (loss)	30,677	9,652
Net change in unrealized appreciation (depreciation)	(24,957)	3,755
Net increase (decrease) in net assets from operations	8,952	19,500
Distributions
From net investment income
Class A	(21)	(25)
Class E	(42)	(58)
Class R1	(1,711)	(3,377)
Class R2	(244)	(511)
Class R3	(750)	(1,535)
Class R4	(32)	—
Class R5	(69)	—
Class S	(362)	(590)
From net realized gain
Class A	(28)	—
Class E	(42)	—
Class R1	(1,733)	—
Class R2	(289)	—
Class R3	(1,084)	—
Class S	(389)	—
Net decrease in net assets from distributions	(6,796)	(6,096)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(81,283)	(58,301)

Total Net Increase (Decrease) in Net Assets	(79,127)	(44,897)

Net Assets
Beginning of period	193,640	238,537
End of period	$114,513	$193,640
Undistributed (overdistributed) net investment income included in net assets	$2	$2

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 103

Russell Investment Company 2020 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	52	$600
Proceeds from reinvestment of distributions	4	49	2	24
Payments for shares redeemed	(82)	(977)	(12)	(139)
Net increase (decrease)	(78)	(928)	42	485
Class E
Proceeds from shares sold	31	372	17	197
Proceeds from reinvestment of distributions	7	84	5	58
Payments for shares redeemed	(35)	(419)	(48)	(544)
Net increase (decrease)	3	37	(26)	(289)
Class R1
Proceeds from shares sold	1,226	14,626	2,561	29,401
Proceeds from reinvestment of distributions	293	3,442	300	3,376
Payments for shares redeemed	(5,079)	(60,796)	(5,917)	(67,478)
Net increase (decrease)	(3,560)	(42,728)	(3,056)	(34,701)
Class R2
Proceeds from shares sold	416	4,962	357	4,119
Proceeds from reinvestment of distributions	46	533	46	511
Payments for shares redeemed	(1,902)	(22,754)	(1,123)	(12,815)
Net increase (decrease)	(1,440)	(17,259)	(720)	(8,185)
Class R3
Proceeds from shares sold	711	8,460	1,530	17,460
Proceeds from reinvestment of distributions	157	1,834	137	1,535
Payments for shares redeemed	(5,849)	(69,696)	(2,750)	(31,485)
Net increase (decrease)	(4,981)	(59,402)	(1,083)	(12,490)
Class R4
Proceeds from shares sold	1,066	12,744	—	—
Proceeds from reinvestment of distributions	3	32	—	—
Payments for shares redeemed	(8)	(91)	—	—
Net increase (decrease)	1,061	12,685	—	—
Class R5
Proceeds from shares sold	3,176	37,886	—	—
Proceeds from reinvestment of distributions	6	69	—	—
Payments for shares redeemed	(89)	(1,068)	—	—
Net increase (decrease)	3,093	36,887	—	—
Class S
Proceeds from shares sold	223	2,666	436	4,993
Proceeds from reinvestment of distributions	64	751	52	590
Payments for shares redeemed	(1,169)	(13,992)	(759)	(8,704)
Net increase (decrease)	(882)	(10,575)	(271)	(3,121)
Total increase (decrease)	(6,784)	$(81,283)	(5,114)	$(58,301)

See accompanying notes which are an integral part of the financial statements.

104 2020 Strategy Fund

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Russell Investment Company

2020 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	11.92	.27	.37	.64	(.22)	(.23)
October 31, 2013	11.17	.24	.80	1.04	(.29)	—
October 31, 2012	10.55	.32	.54	.86	(.24)	—
October 31, 2011	10.63	.42	(.11)	.31	(.39)	—
October 31, 2010	9.42	.25	1.23	1.48	(.27)	—

Class E
October 31, 2014	11.94	.22	.42	.64	(.22)	(.23)
October 31, 2013	11.19	.30	.74	1.04	(.29)	—
October 31, 2012	10.57	.25	.62	.87	(.25)	—
October 31, 2011	10.63	.88	(.56)	.32	(.38)	—
October 31, 2010	9.42	.26	1.22	1.48	(.27)	—

Class R1
October 31, 2014	11.93	.27	.39	.66	(.25)	(.23)
October 31, 2013	11.18	.34	.73	1.07	(.32)	—
October 31, 2012	10.56	.27	.63	.90	(.28)	—
October 31, 2011	10.64	.40	(.07)	.33	(.41)	—
October 31, 2010	9.43	.28	1.22	1.50	(.29)	—

Class R4(3)
October 31, 2014	11.92	.22	.42	.64	(.22)
October 31, 2013	11.17	.30	.74	1.04	(.29)	—
October 31, 2012	10.54	.27	.60	.87	(.24)	—
October 31, 2011	10.62	.36	(.06)	.30	(.38)	—
October 31, 2010	9.41	.26	1.22	1.48	(.27)	—

Class R(4)
October 31, 2014	11.90	.21	.39	.60	(.19)	(.23)
October 31, 2013	11.15	.27	.74	1.01	(.26)	—
October 31, 2012	10.52	.23	.62	.85	(.22)	—
October 31, 2011	10.61	.35	(.08)	.27	(.36)	—
October 31, 2010	9.40	.24	1.21	1.45	(.24)	—

Class S
October 31, 2014	11.93	.28	.38	.66	(.25)	(.23)
October 31, 2013	11.18	.32	.75	1.07	(.32)	—
October 31, 2012	10.56	.27	.63	.90	(.28)	—
October 31, 2011	10.64	.39	(.06)	.33	(.41)	—
October 31, 2010	9.42	.30	1.21	1.51	(.29)	—

See accompanying notes which are an integral part of the financial statements.

106 2020 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.45)	12.11	5.48	540.25		.25	2.24	42
(.29)	11.92	9.52	1,460.25		.25	2.11	15
(.24)	11.17	8.33	902.25		.25	3.02	21
(.39)	10.55	2.89	1,913.25		.25	3.85	24
(.27)	10.63	15.93	2,542.70		.25	2.46	32

(.45)	12.13	5.52	2,312.25		.25	1.80	42
(.29)	11.94	9.48	2,240.25		.25	2.62	15
(.25)	11.19	8.39	2,380.25		.25	2.30	21
(.38)	10.57	3.07	2,455.25		.25	8.23	24
(.27)	10.63	15.91	15,771.71		.25	2.62	32

(.48)	12.11	5.70	51,257	—	—	2.24	42
(.32)	11.93	9.77	92,947	—	—	2.95	15
(.28)	11.18	8.68	121,239	—	—	2.51	21
(.41)	10.56	3.17	111,545	—	—	3.63	24
(.29)	10.64	16.31	84,152.45		—	2.84	32

(.45)	12.11	5.51	12,844.25		.25	1.82	42
(.29)	11.92	9.48	17,172.25		.25	2.65	15
(.24)	11.17	8.46	24,126.25		.25	2.55	21
(.38)	10.54	2.88	44,217.25		.25	3.25	24
(.27)	10.62	15.94	44,060.71		.25	2.59	32

(.42)	12.08	5.15	37,373.50		.50	1.73	42
(.26)	11.90	9.23	59,271.50		.50	2.38	15
(.22)	11.15	8.19	67,605.50		.50	2.17	21
(.36)	10.52	2.56	91,714.50		.50	3.20	24
(.24)	10.61	15.66	90,563.96		.50	2.41	32

(.48)	12.11	5.70	10,187	—	—	2.32	42
(.32)	11.93	9.77	20,550	—	—	2.80	15
(.28)	11.18	8.68	22,285	—	—	2.53	21
(.41)	10.56	3.17	18,962	—	—	3.60	24
(.29)	10.64	16.30	15,600.47		—	2.96	32

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund 107

Russell Investment Company 2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2025 Strategy Fund - Class R1			2025 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	6.23%		1 Year	5.70%
5 Years	9.51	%§	5 Years	8.96	%§
Inception*	4.69	%§	Inception*	4.15	%§

2025 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	5.87%		1 Year	16.78%
5 Years	9.26	%§	5 Years	16.98	%§
Inception*	4.43	%§	Inception*	9.23	%§

108 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The 2025 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of approximately	the Russell 1000® Index finished the same period up 4.81%.
50% equity Underlying Funds, 43% fixed income Underlying
Funds and 7% alternative Underlying Funds. The Fund’s	While fixed income markets were overall positive for the year
allocation to fixed income funds Underlying Funds will be fixed	as interest rates generally trended lower, fixed income markets
at 66% in approximately the year 2025.	underperformed broad equity markets and therefore the Fund’s fixed income exposure detracted from benchmark-relative returns.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2014?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2014, the Fund’s Class R1,	by the Fund and the Underlying Funds affect the Fund’s
Class R4 and Class R5 Shares gained 6.23%, 5.87% and 5.70%,	performance?
respectively. This is compared to the Fund’s primary benchmark,	The Fund is a fund of funds and its performance is based on
the Russell 1000® Index, which gained 16.78% during the same	RIMCo’s strategic asset allocations and the performance of the
period. The Fund’s performance includes operating expenses,	Underlying Funds in which the Fund invests.
whereas index returns are unmanaged and do not include	The Fund’s strategic allocation to fixed income Underlying Funds
expenses of any kind.	negatively impacted benchmark-relative performance, as the
For the fiscal year ended October 31, 2014, the Morningstar®	fixed income Underlying Funds underperformed U.S. equities as
Target Date 2021-2025 gained 7.37%. This result serves as a	measured by the Fund’s benchmark. Results of Underlying Fund
peer comparison and is expressed net of operating expenses.	active management were positive. For the Russell Strategic Bond
The Fund’s underperformance relative to the Russell 1000® Index	Fund, exposure to non-agency mortgages and emerging market
debt were key contributors to the Underlying Fund’s benchmark-
was due to the Fund’s out-of-benchmark allocations to non-U.S.	relative outperformance. Currency selection was also positive,
equity, fixed income and commodity Underlying Funds, which	particularly a long U.S. Dollar position versus short positions to
generally underperformed the U.S. large cap equity market as	the Australian Dollar, Euro and Japanese Yen.
represented by the Russell 1000® Index.
Due to the general underperformance of non-U.S. equities versus
How did the market conditions described in the Market	U.S. equities, the Fund’s strategic global equity exposure detracted
Summary report affect the Fund’s performance?	from benchmark-relative results. From an active management
standpoint, the Select International Equity Fund underperformed

2025 Strategy Fund 109

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	On August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance.	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a 0.60% underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.30% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in
to-book, and price-to-cash flow ratios). In addition, the Fund’s	an environment of potential rising interest rates. This was offset
strategic allocation to the Russell U.S. Small Cap Equity Fund	by a 0.90% overweight to the Russell Global Equity Fund. This
detracted the Fund’s benchmark-relative performance, as small	contributed positively to Fund performance during the period, as
cap equities underperformed U.S. large cap equities during the	commodities and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.30% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

110 2025 Strategy Fund

Russell Investment Company
2025 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on March 31, 2008.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2025 Strategy Fund 111

Russell Investment Company 2025 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

112 2025 Strategy Fund

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,019.60	$1,025.21
Actual Expenses	Expenses Paid During Period*	$—	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
	Class R4(1)	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2014	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,018.40	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of	(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4 Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder
return of 5% per year before expenses, which is not the Fund’s	expense example for the period ended October 31, 2014 reflects the expenses
actual return. The hypothetical account values and expenses	and performance of Class R2 Shares for the period May 1 through October 1,
may not be used to estimate the actual ending account balance or	R4 Shares for period October 2, 2014 through October 31,2014, and Class
expenses you paid for the period. You may use this information	2014
to compare the ongoing costs of investing in the Fund and other			Hypothetical
funds. To do so, compare this 5% hypothetical example with the			Performance (5%
5% hypothetical examples that appear in the shareholder reports		Actual	return before
	Class R5(2)	Performance	expenses)
of other funds.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2014	$1,017.00	$1,022.68
	Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5 Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through October 1,
R5 Shares for period October 2, 2014 through October 31,2014, and Class
2014

Russell Investment Company 2025 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 42.6%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	102,166	1,021
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	180,880	4,068
Shares			Russell Strategic Bond Fund	850,747	9,486
					14,575
Alternative - 6.3%			International Equities - 25.2%
Russell Commodity Strategies Fund	83,139	642	Russell Emerging Markets Fund	81,081	1,514
Russell Global Infrastructure Fund	58,553	758	Russell Global Equity Fund	242,885	2,864
Russell Global Real Estate Securities Fund	18,664	760	Select International Equity Fund	448,626	4,226
		2,160			8,604
Domestic Equities - 25.9%
Russell U.S. Defensive Equity Fund	20,198	930	Total Investments 100.0%
Russell U.S. Dynamic Equity Fund	70,661	897	(identified cost $30,134)		34,199
Russell U.S. Small Cap Equity Fund	48,791	1,524	Other Assets and Liabilities, Net
Select U.S. Equity Fund	529,241	5,509	-(0.0%)		(3)
		8,860	Net Assets - 100.0%		34,196

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		6.3
Domestic Equities		25.9
Fixed Income		42.6
International Equities		25.2
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 113

Russell Investment Company

2025 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$30,134
Investments, at fair value	34,199
Receivables:
Investments sold	134
Fund shares sold	30
Total assets	34,363
Liabilities
Payables:
Fund shares redeemed	161
Accrued fees to affiliates	6
Total liabilities	167
Net Assets	$34,196
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	6,609
Unrealized appreciation (depreciation) on investments	4,065
Shares of beneficial interest	32
Additional paid-in capital	23,489
Net Assets	$34,196
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.67
Class R1 — Net assets	$14,572,685
Class R1 — Shares outstanding ($.01 par value)	1,365,778
Net asset value per share: Class R4(#)	$10.67
Class R4 — Net assets	$7,743,148
Class R4 — Shares outstanding ($.01 par value)	725,368
Net asset value per share: Class R5(#)	$10.64
Class R5 — Net assets	$11,879,996
Class R5 — Shares outstanding ($.01 par value)	1,116,343
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

114 2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$931

Expenses
Distribution fees - Class R3	32
Distribution fees - Class R5	2
Shareholder servicing fees - Class R2	16
Shareholder servicing fees - Class R3	32
Shareholder servicing fees - Class R4	2
Shareholder servicing fees - Class R5	2
Total expenses	86
Net investment income (loss)	845

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,567
Capital gain distributions from Underlying Funds	478
Net realized gain (loss)	7,045
Net change in unrealized appreciation (depreciation) on investments	(5,480)
Net realized and unrealized gain (loss)	1,565
Net Increase (Decrease) in Net Assets from Operations	$2,410

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 115

Russell Investment Company

2025 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$845	$1,343
Net realized gain (loss)	7,045	2,220
Net change in unrealized appreciation (depreciation)	(5,480)	2,443
Net increase (decrease) in net assets from operations	2,410	6,006
Distributions
From net investment income
Class R1	(464)	(903)
Class R2	(112)	(144)
Class R3	(238)	(297)
Class R4	(15)	—
Class R5	(15)	—
From net realized gain
Class R1	(1,048)	(695)
Class R2	(292)	(116)
Class R3	(727)	(273)
Net decrease in net assets from distributions	(2,911)	(2,428)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(11,341)	(13,000)

Total Net Increase (Decrease) in Net Assets	(11,842)	(9,422)

Net Assets
Beginning of period	46,038	55,460
End of period	$34,196	$46,038
Undistributed (overdistributed) net investment income included in net assets	$1	$—

See accompanying notes which are an integral part of the financial statements.

116 2025 Strategy Fund

Russell Investment Company 2025 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	499	$5,244	980	$10,064
Proceeds from reinvestment of distributions	146	1,512	161	1,598
Payments for shares redeemed	(1,382)	(14,628)	(2,523)	(25,740)
Net increase (decrease)	(737)	(7,872)	(1,382)	(14,078)
Class R2
Proceeds from shares sold	239	2,529	222	2,290
Proceeds from reinvestment of distributions	39	404	26	260
Payments for shares redeemed	(901)	(9,509)	(248)	(2,544)
Net increase (decrease)	(623)	(6,576)	—	6
Class R3
Proceeds from shares sold	359	3,786	603	6,161
Proceeds from reinvestment of distributions	94	965	58	570
Payments for shares redeemed	(1,992)	(20,945)	(559)	(5,659)
Net increase (decrease)	(1,539)	(16,194)	102	1,072
Class R4
Proceeds from shares sold	733	7,700	—	—
Proceeds from reinvestment of distributions	1	15	—	—
Payments for shares redeemed	(9)	(95)	—	—
Net increase (decrease)	725	7,620	—	—
Class R5
Proceeds from shares sold	1,207	12,632	—	—
Proceeds from reinvestment of distributions	1	15	—	—
Payments for shares redeemed	(92)	(966)	—	—
Net increase (decrease)	1,116	11,681	—	—
Total increase (decrease)	(1,058)	$(11,341)	(1,280)	$(13,000)

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 117

Russell Investment Company

2025 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2014	10.80	.25	.39	.64	(.24)	(.53)
October 31, 2013	10.01	.28	.96	1.24	(.26)	(.19)
October 31, 2012	9.44	.22	.61	.83	(.23)	(.03)
October 31, 2011	9.49	.30	(.02)	.28	(.33)	-(h)
October 31, 2010	8.31	.20	1.20	1.40	(.22)	—

Class R4(3)
October 31, 2014	10.81	.19	.42	.61	(.22)	(.53)
October 31, 2013	10.01	.23	1.00	1.23	(.24)	(.19)
October 31, 2012	9.44	.22	.58	.80	(.20)	(.03)
October 31, 2011	9.48	.30	(.04)	.26	(.30)	-(h)
October 31, 2010	8.30	.20	1.18	1.38	(.20)	—

Class R5(4)
October 31, 2014	10.77	.19	.40	.59	(.19)	(.53)
October 31, 2013	9.98	.20	.99	1.19	(.21)	(.19)
October 31, 2012	9.41	.19	.58	.77	(.17)	(.03)
October 31, 2011	9.46	.25	(.02)	.23	(.28)	-(h)
October 31, 2010	8.29	.17	1.18	1.35	(.18)	—

See accompanying notes which are an integral part of the financial statements.

118 2025 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.77)	10.67	6.23	14,573	—	—	2.41	67
(.45)	10.80	12.93	22,717	—	—	2.75	28
(.26)	10.01	9.00	34,875	—	—	2.32	37
(.33)	9.44	2.91	28,255	—	—	3.07	27
(.22)	9.49	17.14	19,470.72		—	2.30	26

(.75)	10.67	5.87	7,743.25		.25	1.83	67
(.43)	10.81	12.68	6,736.25		.25	2.20	28
(.23)	10.01	8.67	6,235.25		.25	2.28	37
(.30)	9.44	2.74	8,188.25		.25	3.05	27
(.20)	9.48	16.89	8,541	1.01	.25	2.27	26

(.72)	10.64	5.70	11,880.50		.50	1.84	67
(.40)	10.77	12.41	16,585.50		.50	1.99	28
(.20)	9.98	8.40	14,350.50		.50	2.00	37
(.28)	9.41	2.42	16,037.50		.50	2.57	27
(.18)	9.46	16.54	11,365	1.24	.50	1.87	26

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund 119

Russell Investment Company 2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2030 Strategy Fund - Class A‡			2030 Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	0.24%		1 Year	6.17%
5 Years	8.77	%§	5 Years	9.76	%§
Inception*	4.18	%§	Inception*	4.50	%§

2030 Strategy Fund - Class E			2030 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	6.43%		1 Year	6.63%
5 Years	9.99	%§	5 Years	10.30	%§
Inception*	4.73	%§	Inception*	5.01	%§

2030 Strategy Fund - Class R1‡‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	6.72%		1 Year	16.78%
5 Years	10.30	%§	5 Years	16.98	%§
Inception*	5.01	%§	Inception*	7.84	%§

2030 Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	6.45%
5 Years	10.02	%§
Inception*	4.74	%§

120 2030 Strategy Fund

Russell Investment Company
2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

The 2030 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of approximately	the Russell 1000® Index finished the same period up 4.81%.
62% equity Underlying Funds, 30% fixed income Underlying
Funds and 8% alternative Underlying Funds. The Fund’s	While fixed income markets were overall positive for the year
allocation to fixed income Underlying Funds will be fixed at 66%	as interest rates generally trended lower, fixed income markets
in approximately the year 2030.	underperformed broad equity markets and therefore the Fund’s fixed income exposure detracted from benchmark-relative returns.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2014?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2014, the Fund’s Class A,	by the Fund and the Underlying Funds affect the Fund’s
Class E, Class R1, Class R4, Class R5 and Class S Shares gained	performance?
6.40%, 6.43%, 6.72%, 6.45%, 6.17% and 6.63%, respectively.	The Fund is a fund of funds and its performance is based on
This is compared to the Fund’s primary benchmark, the Russell	RIMCo’s strategic asset allocations and the performance of the
1000® Index, which gained 16.78% during the same period. The	Underlying Funds in which the Fund invests.
Fund’s performance includes operating expenses, whereas index	The Fund’s strategic allocation to fixed income Underlying Funds
returns are unmanaged and do not include expenses of any kind.	negatively impacted benchmark-relative performance, as the
For the fiscal year ended October 31, 2014, the Morningstar®	fixed income Underlying Funds underperformed U.S. equities as
Target Date 2026-2030 gained 7.63%. This result serves as a	measured by the Fund’s benchmark. Results of Underlying Fund
peer comparison and is expressed net of operating expenses.	active management were positive. For the Russell Strategic Bond
The Fund’s underperformance relative to the Russell 1000® Index	Fund, exposure to non-agency mortgages and emerging market
debt were key contributors to the Underlying Fund’s benchmark-
was due to the Fund’s out-of-benchmark allocations to non-U.S.	relative outperformance. Currency selection was also positive,
equity, fixed income and commodity Underlying Funds, which	particularly a long U.S. Dollar position versus short positions to
generally underperformed the U.S. large cap equity market as	the Australian Dollar, Euro, and Japanese Yen.
represented by the Russell 1000® Index.
Due to the general underperformance of non-U.S. equities versus
How did the market conditions described in the Market	U.S. equities, the Fund’s strategic global equity exposure detracted
Summary report affect the Fund’s performance?	from benchmark-relative results. From an active management
standpoint, the Select International Equity Fund underperformed

2030 Strategy Fund 121

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2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014
(Unaudited)

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	On August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a1.00% underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.50% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in
to-book, and price-to-cash flow ratios). In addition, the Fund’s	an environment of potential rising interest rates. This was offset
strategic allocation to the Russell U.S. Small Cap Equity Fund	by a 1.50% overweight to the Russell Global Equity Fund. This
detracted the Fund’s benchmark-relative performance, as small	contributed positively to Fund performance during the period, as
cap equities underperformed U.S. large cap equities during the	commodities and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.50% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

122 2030 Strategy Fund

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2030 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on January 3, 2005.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 Shares and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2030 Strategy Fund 123

Russell Investment Company 2030 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,017.70	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.27	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class E	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2014	$1,017.60	$1,023.95
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$1.27	$1.28
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
based on the Fund’s actual expense ratio and an assumed rate of	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
return of 5% per year before expenses, which is not the Fund’s	year period).
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or			Hypothetical
expenses you paid for the period. You may use this information			Performance (5%
		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class R1	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
5% hypothetical examples that appear in the shareholder reports	May 1, 2014	$1,000.00	$1,000.00
of other funds.	Ending Account Value
	October 31, 2014	$1,019.10	$1,025.21
	Expenses Paid During Period*	$—	$—

* There were no expenses charged to the Class.

124 2030 Strategy Fund

Russell Investment Company 2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,017.80	$1,023.95
Expenses Paid During Period*	$1.27	$1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,016.50	$1,022.68
Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,018.30	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

2030 Strategy Fund 125

Russell Investment Company 2030 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 29.7%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	291,964	2,919
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	245,484	5,521
Shares			Russell Strategic Bond Fund	2,528,492	28,193
					36,633
Alternative - 6.4%			International Equities - 31.8%
Russell Commodity Strategies Fund	287,160	2,217	Russell Emerging Markets Fund	407,079	7,605
Russell Global Infrastructure Fund	220,470	2,855	Russell Global Equity Fund	1,107,395	13,056
Russell Global Real Estate Securities Fund	70,491	2,869	Select International Equity Fund	1,978,367	18,636
		7,941			39,297
Domestic Equities - 32.1%
Russell U.S. Defensive Equity Fund	77,692	3,576	Total Investments 100.0%
Russell U.S. Dynamic Equity Fund	339,728	4,311	(identified cost $105,872)		123,460
Russell U.S. Small Cap Equity Fund	239,587	7,483	Other Assets and Liabilities, Net
Select U.S. Equity Fund	2,326,529	24,219	-(0.0%)		(18)
		39,589	Net Assets - 100.0%		123,442

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative	6.4
Domestic Equities	32.1
Fixed Income	29.7
International Equities	31.8
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

126 2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund
hav
Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$105,872
Investments, at fair value	123,460
Receivables:
Investments sold	312
Fund shares sold	241
Total assets	124,013
Liabilities
Payables:
Fund shares redeemed	551
Accrued fees to affiliates	20
Total liabilities	571
Net Assets	$123,442
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	32,634
Unrealized appreciation (depreciation) on investments	17,588
Shares of beneficial interest	99
Additional paid-in capital	73,119
Net Assets	$123,442
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$12.55
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.32
Class A — Net assets	$2,011,414
Class A — Shares outstanding ($.01 par value)	160,261
Net asset value per share: Class E(#)	$12.46
Class E — Net assets	$362,226
Class E — Shares outstanding ($.01 par value)	29,070
Net asset value per share: Class R1(#)	$12.48
Class R1 — Net assets	$50,599,448
Class R1 — Shares outstanding ($.01 par value)	4,055,421
Net asset value per share: Class R4(#)	$12.46
Class R4 — Net assets	$16,829,647
Class R4 — Shares outstanding ($.01 par value)	1,350,702
Net asset value per share: Class R5(#)	$12.47
Class R5 — Net assets	$39,471,782
Class R5 — Shares outstanding ($.01 par value)	3,166,602
Net asset value per share: Class S(#)	$12.47
Class S — Net assets	$14,167,748
Class S — Shares outstanding ($.01 par value)	1,135,797
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 127

Russell Investment Company

2030 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$4,005

Expenses
Distribution fees - Class A	6
Distribution fees - Class R3	103
Distribution fees - Class R5	8
Shareholder servicing fees - Class E	1
Shareholder servicing fees - Class R2	43
Shareholder servicing fees - Class R3	103
Shareholder servicing fees - Class R4	3
Shareholder servicing fees - Class R5	8
Total expenses	275
Net investment income (loss)	3,730

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,066
Capital gain distributions from Underlying Funds	2,347
Net realized gain (loss)	38,413
Net change in unrealized appreciation (depreciation) on investments	(32,008)
Net realized and unrealized gain (loss)	6,405
Net Increase (Decrease) in Net Assets from Operations	$10,135

See accompanying notes which are an integral part of the financial statements.

128 2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,730	$3,658
Net realized gain (loss)	38,413	6,165
Net change in unrealized appreciation (depreciation)	(32,008)	18,028
Net increase (decrease) in net assets from operations	10,135	27,851
Distributions
From net investment income
Class A	(43)	(40)
Class E	(11)	(11)
Class R1	(1,851)	(1,889)
Class R2	(384)	(378)
Class R3	(906)	(862)
Class R4	(25)	—
Class R5	(34)	—
Class S	(474)	(481)
Net decrease in net assets from distributions	(3,728)	(3,661)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(61,941)	(31,882)

Total Net Increase (Decrease) in Net Assets	(55,534)	(7,692)

Net Assets
Beginning of period	178,976	186,668
End of period	$123,442	$178,976
Undistributed (overdistributed) net investment income included in net assets	$2	$—

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 129

Russell Investment Company 2030 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2	$29	2	$29
Proceeds from reinvestment of distributions	4	43	4	40
Payments for shares redeemed	(38)	(467)	(6)	(70)
Net increase (decrease)	(32)	(395)	—	(1)
Class E
Proceeds from shares sold	19	235	19	208
Proceeds from reinvestment of distributions	1	11	1	11
Payments for shares redeemed	(35)	(436)	(32)	(361)
Net increase (decrease)	(15)	(190)	(12)	(142)
Class R1
Proceeds from shares sold	1,289	15,782	1,889	21,168
Proceeds from reinvestment of distributions	153	1,851	175	1,889
Payments for shares redeemed	(4,362)	(53,588)	(3,407)	(38,023)
Net increase (decrease)	(2,920)	(35,955)	(1,343)	(14,966)
Class R2
Proceeds from shares sold	243	2,983	353	3,947
Proceeds from reinvestment of distributions	32	384	35	378
Payments for shares redeemed	(1,959)	(23,939)	(758)	(8,378)
Net increase (decrease)	(1,684)	(20,572)	(370)	(4,053)
Class R3
Proceeds from shares sold	706	8,631	1,284	14,318
Proceeds from reinvestment of distributions	75	906	81	862
Payments for shares redeemed	(5,085)	(62,031)	(1,924)	(21,527)
Net increase (decrease)	(4,304)	(52,494)	(559)	(6,347)
Class R4
Proceeds from shares sold	1,357	16,576	—	—
Proceeds from reinvestment of distributions	2	25	—	—
Payments for shares redeemed	(8)	(100)	—	—
Net increase (decrease)	1,351	16,501	—	—
Class R5
Proceeds from shares sold	3,289	40,186	—	—
Proceeds from reinvestment of distributions	3	34	—	—
Payments for shares redeemed	(126)	(1,545)	—	—
Net increase (decrease)	3,166	38,675	—	—
Class S
Proceeds from shares sold	321	3,940	465	5,176
Proceeds from reinvestment of distributions	39	474	45	481
Payments for shares redeemed	(970)	(11,925)	(1,081)	(12,030)
Net increase (decrease)	(610)	(7,511)	(571)	(6,373)
Total increase (decrease)	(5,048)	$(61,941)	(2,855)	$(31,882)

See accompanying notes which are an integral part of the financial statements.

130 2030 Strategy Fund

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Russell Investment Company

2030 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2014	12.05	.26	.50	.76	(.26)
October 31, 2013	10.55	.21	1.50	1.71	(.21)
October 31, 2012	9.92	.17	.64	.81	(.18)
October 31, 2011	9.92	.23	.01	.24	(.24)
October 31, 2010	8.60	.17	1.32	1.49	(.17)

Class E
October 31, 2014	11.96	.28	.48	.76	(.26)
October 31, 2013	10.48	.21	1.48	1.69	(.21)
October 31, 2012	9.84	.19	.63	.82	(.18)
October 31, 2011	9.87	.79	(.59)	.20	(.23)
October 31, 2010	8.56	.16	1.32	1.48	(.17)

Class R1
October 31, 2014	11.98	.33	.47	.80	(.30)
October 31, 2013	10.49	.24	1.49	1.73	(.24)
October 31, 2012	9.86	.20	.64	.84	(.21)
October 31, 2011	9.87	.24	.02	.26	(.27)
October 31, 2010	8.57	.19	1.30	1.49	(.19)

Class R4(3)
October 31, 2014	11.96	.27	.49	.76	(.26)
October 31, 2013	10.48	.21	1.48	1.69	(.21)
October 31, 2012	9.84	.20	.61	.81	(.17)
October 31, 2011	9.85	.21	.02	.23	(.24)
October 31, 2010	8.55	.16	1.31	1.47	(.17)

Class R5(4)
October 31, 2014	11.97	.26	.47	.73	(.23)
October 31, 2013	10.48	.19	1.48	1.67	(.18)
October 31, 2012	9.84	.16	.63	.79	(.15)
October 31, 2011	9.85	.21	(.01)	.20	(.21)
October 31, 2010	8.55	.14	1.31	1.45	(.15)

Class S
October 31, 2014	11.98	.33	.46	.79	(.30)
October 31, 2013	10.49	.24	1.49	1.73	(.24)
October 31, 2012	9.86	.20	.64	.84	(.21)
October 31, 2011	9.87	.25	.01	.26	(.27)
October 31, 2010	8.57	.18	1.31	1.49	(.19)

See accompanying notes which are an integral part of the financial statements.

132 2030 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.26)	12.55	6.40	2,011.25		.25	2.14	60
(.21)	12.05	16.42	2,321.25		.25	1.85	16
(.18)	10.55	8.32	2,033.25		.25	1.70	26
(.24)	9.92	2.39	1,820.25		.25	2.21	28
(.17)	9.92	17.51	1,603.74		.25	1.93	25

(.26)	12.46	6.43	362.25		.25	2.25	60
(.21)	11.96	16.34	527.25		.25	1.84	16
(.18)	10.48	8.46	589.25		.25	1.90	26
(.23)	9.84	2.02	975.25		.25	7.79	28
(.17)	9.87	17.48	14,733.73		.25	1.77	25

(.30)	12.48	6.72	50,599	—	—	2.66	60
(.24)	11.98	16.71	83,569	—	—	2.18	16
(.21)	10.49	8.65	87,265	—	—	1.99	26
(.27)	9.86	2.55	79,046	—	—	2.39	28
(.19)	9.87	17.63	53,702.48		—	1.98	25

(.26)	12.46	6.45	16,830.25		.25	2.21	60
(.21)	11.96	16.33	20,147.25		.25	1.86	16
(.17)	10.48	8.43	21,520.25		.25	1.96	26
(.24)	9.84	2.27	38,352.25		.25	2.03	28
(.17)	9.85	17.39	39,163.73		.25	2.05	25

(.23)	12.47	6.17	39,472.50		.50	2.12	60
(.18)	11.97	16.13	51,507.50		.50	1.66	16
(.15)	10.48	8.15	50,961.50		.50	1.64	26
(.21)	9.84	2.03	71,140.50		.50	2.09	28
(.15)	9.85	17.09	72,164.98		.50	1.72	25

(.30)	12.47	6.63	14,168	—	—	2.68	60
(.24)	11.98	16.71	20,905	—	—	2.15	16
(.21)	10.49	8.65	24,300	—	—	1.98	26
(.27)	9.86	2.55	22,043	—	—	2.48	28
(.19)	9.87	17.77	19,124.48		—	1.52	25

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund 133

Russell Investment Company 2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2035 Strategy Fund - Class R1			2035 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	7.12%		1 Year	6.60%
5 Years	11.08	%§	5 Years	10.54	%§
Inception*	4.91	%§	Inception*	4.39	%§

2035 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	6.86%		1 Year	16.78%
5 Years	10.78	%§	5 Years	16.98	%§
Inception*	4.64	%§	Inception*	9.23	%§

134 2035 Strategy Fund

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The 2035 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of 77% equity	the Russell 1000® Index finished the same period up 4.81%.
Underlying Funds, 13% fixed income Underlying Funds and
10% alternative Underlying Funds. The Fund’s allocation to fixed	While fixed income markets were overall positive for the year
income Underlying Funds will be fixed at 66% in approximately	as interest rates generally trended lower, fixed income markets
the year 2035.	underperformed broad equity markets and therefore the Fund’s fixed income exposure detracted from benchmark-relative returns.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2014?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2014, the Fund’s Class R1,	by the Fund and the Underlying Funds affect the Fund’s
Class R4 and Class R5 Shares gained 7.12%, 6.86%, and 6.60%,	performance?
respectively. This is compared to the Fund’s primary benchmark,	The Fund is a fund of funds and its performance is based on
the Russell 1000® Index, which gained 16.78% during the same	RIMCo’s strategic asset allocations and the performance of the
period. The Fund’s performance includes operating expenses,	Underlying Funds in which the Fund invests.
whereas index returns are unmanaged and do not include	The Fund’s strategic allocation to fixed income Underlying Funds
expenses of any kind.	negatively impacted benchmark-relative performance, as the
For the fiscal year ended October 31, 2014, the Morningstar®	fixed income Underlying Funds underperformed U.S. equities as
Target Date 2031-2035 gained 8.41%. This result serves as a	measured by the Fund’s benchmark. Results of Underlying Fund
peer comparison and is expressed net of operating expenses.	active management were positive. For the Russell Strategic Bond
The Fund’s underperformance relative to the Russell 1000® Index	Fund, exposure to non-agency mortgages and emerging market
debt were key contributors to the Underlying Fund’s benchmark-
was due to the Fund’s out-of-benchmark allocations to non-U.S.	relative outperformance. Currency selection was also positive,
equity, fixed income and commodity Underlying Funds, which	particularly a long U.S. Dollar position versus short positions to
generally underperformed the U.S. large cap equity market as	the Australian Dollar, Euro, and Japanese Yen.
represented by the Russell 1000® Index.
Due to the general underperformance of non-U.S. equities versus
How did the market conditions described in the Market	U.S. equities, the Fund’s strategic global equity exposure detracted
Summary report affect the Fund’s performance?	from benchmark-relative results. From an active management
standpoint, the Select International Equity Fund underperformed

2035 Strategy Fund 135

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

136 2035 Strategy Fund

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	On August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a1.00% underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.50% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in an
to-book, and price-to-cash flow ratios). In addition, the Fund’s	environment of potential rising interest rates. This was offset by
strategic allocation to the Russell U.S. Small Cap Equity Fund	a 1.50% overweight to the Russell Global Equity Fund. This
detracted the Fund’s benchmark-relative performance, as small	contributed positively to Fund performance during the period, as
cap equities underperformed U.S. large cap equities during the	commodities and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.50% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Russell Investment Company
2035 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on March 31, 2008.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 Shares and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2035 Strategy Fund 137

Russell Investment Company 2035 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

138 2035 Strategy Fund

Fund Expenses			Hypothetical
The following disclosure provides important information			Performance (5%
		Actual	return before
regarding the Fund’s Shareholder Expense Example	Class R1	Performance	expenses)
(“Example”).	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Example	Ending Account Value
As a shareholder of the Fund, you incur ongoing costs, including	October 31, 2014	$1,017.20	$1,025.21
distribution (12b-1) and/or service fees and other Fund expenses.	Expenses Paid During Period*	$—	$—
The Example is intended to help you understand your ongoing	* There were no expenses charged to the Class.
costs (in dollars) of investing in the Fund and to compare these
costs with the ongoing costs of investing in other mutual funds.			Hypothetical
Performance (5%
The Example is based on an investment of $1,000 invested at the		Actual	return before
beginning of the period and held for the entire period indicated,	Class R4(1)	Performance	expenses)
which for this Fund is from May 1, 2014 to October 31, 2014.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Actual Expenses	Ending Account Value
The information in the table under the heading “Actual	October 31, 2014	$1,016.00	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
together with the amount you invested, to estimate the expenses	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000	(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
= 8.6), then multiply the result by the number in the first column	Shares, and all Class R2 shareholders were issued shares of Class R4. The
in the row entitled “Expenses Paid During Period” to estimate	shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
the expenses you paid on your account during this period.	October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
Hypothetical Example for Comparison Purposes	October 31, 2014.
The information in the table under the heading “Hypothetical			Hypothetical
Performance (5% return before expenses)” provides information			Performance (5%
		Actual	return before
about hypothetical account values and hypothetical expenses	Class R5(2)	Performance	expenses)
based on the Fund’s actual expense ratio and an assumed rate of	Beginning Account Value
return of 5% per year before expenses, which is not the Fund’s	May 1, 2014	$1,000.00	$1,000.00
actual return. The hypothetical account values and expenses	Ending Account Value
may not be used to estimate the actual ending account balance or	October 31, 2014	$1,015.60	$1,022.68
expenses you paid for the period. You may use this information	Expenses Paid During Period*	$2.54	$2.55
to compare the ongoing costs of investing in the Fund and other	* Expenses are equal to the Fund's annualized expense ratio of 0.50%
funds. To do so, compare this 5% hypothetical example with the	(representing the six month period annualized), multiplied by the average
5% hypothetical examples that appear in the shareholder reports	account value over the period, multiplied by 184/365 (to reflect the one-half year period).
of other funds.	(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Please note that the expenses shown in the table are meant	Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects
to highlight your ongoing costs only and do not reflect any	the expenses and performance of Class R3 Shares for the period May 1 through
transactional costs. Therefore, the information under the heading	October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
“Hypothetical Performance (5% return before expenses)” is	October 31, 2014.
useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Russell Investment Company

2035 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 13.2%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	22,705	227
Series Mutual Funds - Class Y			Russell Strategic Bond Fund	297,485	3,317
Shares					3,544
			International Equities - 39.3%
Alternative - 7.8%			Russell Emerging Markets Fund	118,704	2,218
Russell Commodity Strategies Fund	78,913	609	Russell Global Equity Fund	288,837	3,405
Russell Global Infrastructure Fund	57,986	751	Select International Equity Fund	522,839	4,925
Russell Global Real Estate Securities Fund	18,457	751			10,548
		2,111
Domestic Equities - 39.7%			Total Investments 100.0%
Russell U.S. Defensive Equity Fund	17,537	807	(identified cost $23,476)		26,853
Russell U.S. Dynamic Equity Fund	97,147	1,233	Other Assets and Liabilities, Net
Russell U.S. Small Cap Equity Fund	67,897	2,120	-(0.0%)		(3)
Select U.S. Equity Fund	623,397	6,490
		10,650	Net Assets - 100.0%		26,850

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		7.8
Domestic Equities		39.7
Fixed Income		13.2
International Equities		39.3
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 139

Russell Investment Company

2035 Strategy Fund
g
Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$23,476
Investments, at fair value	26,853
Receivables:
Investments sold	303
Fund shares sold	16
Total assets	27,172
Liabilities
Payables:
Fund shares redeemed	316
Accrued fees to affiliates	6
Total liabilities	322
Net Assets	$26,850
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	5,534
Unrealized appreciation (depreciation) on investments	3,377
Shares of beneficial interest	24
Additional paid-in capital	17,914
Net Assets	$26,850
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$11.39
Class R1 — Net assets	$7,842,422
Class R1 — Shares outstanding ($.01 par value)	688,417
Net asset value per share: Class R4(#)	$11.38
Class R4 — Net assets	$7,695,392
Class R4 — Shares outstanding ($.01 par value)	676,045
Net asset value per share: Class R5(#)	$11.38
Class R5 — Net assets	$11,312,119
Class R5 — Shares outstanding ($.01 par value)	994,360
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

140 2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$761

Expenses
Distribution fees - Class R3	26
Distribution fees - Class R5	2
Shareholder servicing fees - Class R2	15
Shareholder servicing fees - Class R3	26
Shareholder servicing fees - Class R4	2
Shareholder servicing fees - Class R5	2
Total expenses	73
Net investment income (loss)	688

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,420
Capital gain distributions from Underlying Funds	469
Net realized gain (loss)	5,889
Net change in unrealized appreciation (depreciation) on investments	(4,673)
Net realized and unrealized gain (loss)	1,216
Net Increase (Decrease) in Net Assets from Operations	$1,904

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 141

Russell Investment Company

2035 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$688	$459
Net realized gain (loss)	5,889	604
Net change in unrealized appreciation (depreciation)	(4,673)	4,339
Net increase (decrease) in net assets from operations	1,904	5,402
Distributions
From net investment income
Class R1	(297)	(240)
Class R2	(140)	(89)
Class R3	(245)	(131)
Class R4	(5)	—
Class R5	(—)**	—
From net realized gain
Class R1	(254)	(318)
Class R2	(132)	(148)
Class R3	(256)	(259)
Net decrease in net assets from distributions	(1,329)	(1,185)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(3,663)	(245)

Total Net Increase (Decrease) in Net Assets	(3,088)	3,972

Net Assets
Beginning of period	29,938	25,966
End of period	$26,850	$29,938
Undistributed (overdistributed) net investment income included in net assets	$1	$—

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

142 2035 Strategy Fund

Russell Investment Company 2035 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	405	$4,535	1,083	$11,018
Proceeds from reinvestment of distributions	50	551	58	557
Payments for shares redeemed	(779)	(8,750)	(1,316)	(13,541)
Net increase (decrease)	(324)	(3,664)	(175)	(1,966)
Class R2
Proceeds from shares sold	197	2,223	180	1,861
Proceeds from reinvestment of distributions	25	272	25	237
Payments for shares redeemed	(783)	(8,720)	(208)	(2,141)
Net increase (decrease)	(561)	(6,225)	(3)	(43)
Class R3
Proceeds from shares sold	303	3,388	425	4,266
Proceeds from reinvestment of distributions	45	500	41	391
Payments for shares redeemed	(1,459)	(16,194)	(288)	(2,893)
Net increase (decrease)	(1,111)	(12,306)	178	1,764
Class R4
Proceeds from shares sold	680	7,552	—	—
Proceeds from reinvestment of distributions	—**	5	—	—
Payments for shares redeemed	(4)	(49)	—	—
Net increase (decrease)	676	7,508	—	—
Class R5
Proceeds from shares sold	1,039	11,528	—	—
Proceeds from reinvestment of distributions	—**	1	—	—
Payments for shares redeemed	(44)	(505)	—	—
Net increase (decrease)	995	11,024	—	—
Total increase (decrease)	(325)	$(3,663)	—	$(245)

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 143

Russell Investment Company 2035 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2014	11.16	.33	.45	.78	(.30)	(.25)
October 31, 2013	9.68	.17	1.75	1.92	(.18)	(.26)
October 31, 2012	9.10	.17	.63	.80	(.17)	(.05)
October 31, 2011	9.13	.20	—(h)	.20	(.23)	—
October 31, 2010	7.92	.16	1.22	1.38	(.17)	—

Class R4(3)
October 31, 2014	11.15	.24	.51	.75	(.27)	(.25)
October 31, 2013	9.67	.16	1.74	1.90	(.16)	(.26)
October 31, 2012	9.09	.14	.63	.77	(.14)	(.05)
October 31, 2011	9.12	.20	(.03)	.17	(.20)	—
October 31, 2010	7.92	.14	1.21	1.35	(.15)	—

Class R5(4)
October 31, 2014	11.15	.24	.48	.72	(.24)	(.25)
October 31, 2013	9.67	.12	1.75	1.87	(.13)	(.26)
October 31, 2012	9.08	.13	.62	.75	(.11)	(.05)
October 31, 2011	9.11	.15	—(h)	.15	(.18)	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—

See accompanying notes which are an integral part of the financial statements.

144 2035 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.55)	11.39	7.12	7,843	—	—	2.91	80
(.44)	11.16	20.63	11,299	—	—	1.68	44
(.22)	9.68	8.99	11,495	—	—	1.78	47
(.23)	9.10	2.10	9,728	—	—	2.13	42
(.17)	9.13	17.61	7,252	1.03	—	1.87	19

(.52)	11.38	6.86	7,695.25		.25	2.14	80
(.42)	11.15	20.36	6,258.25		.25	1.52	44
(.19)	9.67	8.72	5,457.25		.25	1.49	47
(.20)	9.09	1.81	4,944.25		.25	2.12	42
(.15)	9.12	17.22	6,021	1.30	.25	1.64	19

(.49)	11.38	6.60	11,312.50		.50	2.18	80
(.39)	11.15	20.06	12,381.50		.50	1.21	44
(.16)	9.67	8.50	9,014.50		.50	1.36	47
(.18)	9.08	1.60	9,473.50		.50	1.64	42
(.13)	9.11	16.98	6,728	1.54	.50	1.22	19

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund 145

Russell Investment Company 2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2040 Strategy Fund - Class A‡			2040 Strategy Fund - Class R5‡‡‡
	Total			Total
	Return			Return
1 Year	0.74%		1 Year	6.51%
5 Years	9.48	%§	5 Years	10.50	%§
Inception*	4.56	%§	Inception*	4.93	%§

2040 Strategy Fund - Class E			2040 Strategy Fund - Class S
	Total			Total
	Return			Return
1 Year	6.80%		1 Year	7.11%
5 Years	10.75	%§	5 Years	11.07	%§
Inception*	5.18	%§	Inception*	5.46	%§

2040 Strategy Fund - Class R1‡‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	7.11%		1 Year	16.78%
5 Years	11.07	%§	5 Years	16.98	%§
Inception*	5.46	%§	Inception*	7.84	%§

2040 Strategy Fund - Class R4‡‡‡
	Total
	Return
1 Year	6.84%
5 Years	10.80	%§
Inception*	5.19	%§

146 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

2040 Strategy Fund 147

The 2040 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of approximately	the Russell 1000® Index finished the same period up 4.81%.
83% equity Underlying Funds, 7% fixed income Underlying Funds
and 10% alternative Underlying Funds. The Fund’s allocation to	While fixed income markets were overall positive for the year
fixed income funds will be fixed at 66% in approximately the year	as interest rates generally trended lower, fixed income markets
2040.	underperformed broad equity markets and therefore the Fund’s fixed income exposure detracted from benchmark-relative returns.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2014?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2014, the Fund’s Class A,	by the Fund and the Underlying Funds affect the Fund’s
Class E, Class R1, Class R4, Class R5 and Class S Shares gained	performance?
6.85%, 6.80%, 7.11%, 6.84%, 6.51% and 7.11% respectively.	The Fund is a fund of funds and its performance is based on
This is compared to the Fund’s primary benchmark, the Russell	RIMCo’s strategic asset allocations and the performance of the
1000® Index, which gained 16.78% during the same period. The	Underlying Funds in which the Fund invests.
Fund’s performance includes operating expenses, whereas index	The Fund’s strategic allocation to fixed income Underlying Funds
returns are unmanaged and do not include expenses of any kind.	negatively impacted benchmark-relative performance, as the
For the fiscal year ended October 31, 2014, the Morningstar®	fixed income Underlying Funds underperformed U.S. equities as
Target Date 2036-2040 gained 8.37%. This result serves as a	measured by the Fund’s benchmark. Results of Underlying Fund
peer comparison and is expressed net of operating expenses.	active management were positive. For the Russell Strategic Bond
The Fund’s underperformance relative to the Russell 1000® Index	Fund, exposure to non-agency mortgages and emerging market
was due to the Fund’s out-of-benchmark allocations to non-U.S.	debt were key contributors to the Underlying Fund’s benchmark-
relative outperformance. Currency selection was also positive,
equity, fixed income and commodity Underlying Funds, which	particularly a long U.S. Dollar position versus short positions to
generally underperformed the U.S. large cap equity market as	the Australian Dollar, Euro, and Japanese Yen.
represented by the Russell 1000® Index.
Due to the general underperformance of non-U.S. equities versus
How did the market conditions described in the Market	U.S. equities, the Fund’s strategic global equity exposure detracted from benchmark-relative results. From an active management
Summary report affect the Fund’s performance?
standpoint, the Select International Equity Fund underperformed

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	On August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance.	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a1.00%underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.50% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in
to-book, and price-to-cash flow ratios. In addition, the Fund’s	an environment of potential rising interest rates. This was offset
strategic allocation to the Russell U.S. Small Cap Equity Fund	by a 1.50% overweight to the Russell Global Equity Fund. This
detracted the Fund’s benchmark-relative performance, as small	contributed positively to Fund performance during the period, as
cap equities underperformed U.S. large cap equities during the	commodities and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.50% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

148 2040 Strategy Fund

Russell Investment Company
2040 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on January 3, 2005.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
‡‡‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 Shares and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2040 Strategy Fund 149

Russell Investment Company 2040 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,016.30	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.27	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class E	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2014	$1,015.80	$1,023.95
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$1.27	$1.28
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
based on the Fund’s actual expense ratio and an assumed rate of	(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half
return of 5% per year before expenses, which is not the Fund’s	year period).
actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or			Hypothetical
expenses you paid for the period. You may use this information			Performance (5%
		Actual	return before
to compare the ongoing costs of investing in the Fund and other	Class R1	Performance	expenses)
funds. To do so, compare this 5% hypothetical example with the	Beginning Account Value
5% hypothetical examples that appear in the shareholder reports	May 1, 2014	$1,000.00	$1,000.00
of other funds.	Ending Account Value
	October 31, 2014	$1,017.50	$1,025.21
	Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

150 2040 Strategy Fund

Russell Investment Company 2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R4(1)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,016.20	$1,023.95
Expenses Paid During Period*	$1.27	$1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,015.10	$1,022.68
Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

		Hypothetical
		Performance (5%
	Actual	return before
Class S	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,017.50	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

2040 Strategy Fund 151

Russell Investment Company 2040 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 6.9%
Other Russell Investment Company			Russell Strategic Bond Fund	633,807	7,067
Series Mutual Funds - Class Y			International Equities - 42.0%
Shares			Russell Emerging Markets Fund	491,499	9,181
Alternative - 8.5%			Russell Global Equity Fund	1,171,309	13,810
Russell Commodity Strategies Fund	326,678	2,522	Select International Equity Fund	2,115,195	19,925
Russell Global Infrastructure Fund	236,124	3,058			42,916
Russell Global Real Estate Securities Fund	75,506	3,074
		8,654	Total Investments 100.0%
Domestic Equities - 42.6%			(identified cost $86,075)		102,077
Russell U.S. Defensive Equity Fund	66,556	3,063	Other Assets and Liabilities, Net
Russell U.S. Dynamic Equity Fund	402,754	5,111	-(0.0%)		(11)
Russell U.S. Small Cap Equity Fund	278,600	8,701	Net Assets - 100.0%		102,066
Select U.S. Equity Fund	2,551,897	26,565
		43,440

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative	8.5
Domestic Equities	42.6
Fixed Income	6.9
International Equities	42.0
Total Investments	100.0
Other Assets and Liabilities, Net	(—*)
100.0

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

152 2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$86,075
Investments, at fair value	102,077
Receivables:
Investments sold	178
Fund shares sold	147
Total assets	102,402
Liabilities
Payables:
Fund shares redeemed	323
Accrued fees to affiliates	13
Total liabilities	336
Net Assets	$102,066
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	31,052
Unrealized appreciation (depreciation) on investments	16,002
Shares of beneficial interest	78
Additional paid-in capital	54,932
Net Assets	$102,066
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$13.08
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$13.88
Class A — Net assets	$1,114,238
Class A — Shares outstanding ($.01 par value)	85,213
Net asset value per share: Class E(#)	$13.08
Class E — Net assets	$604,639
Class E — Shares outstanding ($.01 par value)	46,239
Net asset value per share: Class R1(#)	$13.09
Class R1 — Net assets	$46,350,876
Class R1 — Shares outstanding ($.01 par value)	3,541,517
Net asset value per share: Class R4(#)	$13.09
Class R4 — Net assets	$11,026,787
Class R4 — Shares outstanding ($.01 par value)	842,542
Net asset value per share: Class R5(#)	$13.06
Class R5 — Net assets	$25,262,606
Class R5 — Shares outstanding ($.01 par value)	1,934,817
Net asset value per share: Class S(#)	$13.09
Class S — Net assets	$17,706,868
Class S — Shares outstanding ($.01 par value)	1,352,776
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 153

Russell Investment Company

2040 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$3,481

Expenses
Distribution fees - Class A	3
Distribution fees - Class R3	69
Distribution fees - Class R5	5
Shareholder servicing fees - Class E	3
Shareholder servicing fees - Class R2	27
Shareholder servicing fees - Class R3	69
Shareholder servicing fees - Class R4	2
Shareholder servicing fees - Class R5	5
Total expenses	183
Net investment income (loss)	3,298

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	32,050
Capital gain distributions from Underlying Funds	2,223
Net realized gain (loss)	34,273
Net change in unrealized appreciation (depreciation) on investments	(28,866)
Net realized and unrealized gain (loss)	5,407
Net Increase (Decrease) in Net Assets from Operations	$8,705

See accompanying notes which are an integral part of the financial statements.

154 2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,298	$2,311
Net realized gain (loss)	34,273	4,473
Net change in unrealized appreciation (depreciation)	(28,866)	19,245
Net increase (decrease) in net assets from operations	8,705	26,029
Distributions
From net investment income
Class A	(25)	(15)
Class E	(26)	(17)
Class R1	(1,693)	(1,124)
Class R2	(277)	(205)
Class R3	(735)	(514)
Class R4	(5)	—
Class S	(536)	(437)
Net decrease in net assets from distributions	(3,297)	(2,312)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(43,151)	(21,566)

Total Net Increase (Decrease) in Net Assets	(37,743)	2,151

Net Assets
Beginning of period	139,809	137,658
End of period	$102,066	$139,809
Undistributed (overdistributed) net investment income included in net assets	$2	$1

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 155

Russell Investment Company 2040 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1	$5	—	$5
Proceeds from reinvestment of distributions	2	25	1	15
Payments for shares redeemed	(1)	(10)	(3)	(39)
Net increase (decrease)	2	20	(2)	(19)
Class E
Proceeds from shares sold	26	340	28	315
Proceeds from reinvestment of distributions	2	26	1	17
Payments for shares redeemed	(70)	(925)	(34)	(403)
Net increase (decrease)	(42)	(559)	(5)	(71)
Class R1
Proceeds from shares sold	1,254	16,093	1,528	17,606
Proceeds from reinvestment of distributions	133	1,693	103	1,124
Payments for shares redeemed	(3,151)	(40,713)	(1,921)	(22,093)
Net increase (decrease)	(1,764)	(22,927)	(290)	(3,363)
Class R2
Proceeds from shares sold	183	2,352	285	3,297
Proceeds from reinvestment of distributions	22	277	19	205
Payments for shares redeemed	(1,182)	(15,121)	(592)	(6,825)
Net increase (decrease)	(977)	(12,492)	(288)	(3,323)
Class R3
Proceeds from shares sold	513	6,570	1,089	12,355
Proceeds from reinvestment of distributions	58	735	48	514
Payments for shares redeemed	(3,499)	(44,490)	(1,823)	(20,818)
Net increase (decrease)	(2,928)	(37,185)	(686)	(7,949)
Class R4
Proceeds from shares sold	844	10,762	—	—
Proceeds from reinvestment of distributions	—**	5	—	—
Payments for shares redeemed	(2)	(28)	—	—
Net increase (decrease)	842	10,739	—	—
Class R5
Proceeds from shares sold	2,014	25,607	—	—
Payments for shares redeemed	(79)	(1,007)	—	—
Net increase (decrease)	1,935	24,600	—	—
Class S
Proceeds from shares sold	486	6,250	781	8,914
Proceeds from reinvestment of distributions	42	536	40	437
Payments for shares redeemed	(946)	(12,133)	(1,411)	(16,192)
Net increase (decrease)	(418)	(5,347)	(590)	(6,841)
Total increase (decrease)	(3,350)	$(43,151)	(1,861)	$(21,566)

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

156 2040 Strategy Fund

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Russell Investment Company

2040 Strategy Fund

Financial Highlights — For the Periods Ended

7For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income
Class A
October 31, 2014	12.53	.30	.55	.85	(.30)
October 31, 2013	10.58	.17	1.95	2.12	(.17)
October 31, 2012	9.89	.17	.67	.84	(.15)
October 31, 2011	9.92	.21	(.02)	.19	(.22)
October 31, 2010	8.61	.16	1.31	1.47	(.16)

Class E
October 31, 2014	12.53	.32	.52	.84	(.29)
October 31, 2013	10.57	.17	1.96	2.13	(.17)
October 31, 2012	9.89	.16	.68	.84	(.16)
October 31, 2011	9.92	.79	(.61)	.18	(.21)
October 31, 2010	8.62	.16	1.31	1.47	(.17)

Class R1
October 31, 2014	12.54	.36	.52	.88	(.33)
October 31, 2013	10.59	.21	1.94	2.15	(.20)
October 31, 2012	9.90	.18	.69	.87	(.18)
October 31, 2011	9.93	.22	—(h)	.22	(.25)
October 31, 2010	8.62	.18	1.32	1.50	(.19)

Class R4(3)
October 31, 2014	12.54	.31	.54	.85	(.30)
October 31, 2013	10.58	.18	1.95	2.13	(.17)
October 31, 2012	9.89	.18	.66	.84	(.15)
October 31, 2011	9.91	.18	.02	.20	(.22)
October 31, 2010	8.61	.15	1.31	1.46	(.16)

Class R5(4)
October 31, 2014	12.52	.32	.49	.81	(.27)
October 31, 2013	10.56	.15	1.95	2.10	(.14)
October 31, 2012	9.87	.14	.67	.81	(.12)
October 31, 2011	9.90	.19	(.03)	.16	(.19)
October 31, 2010	8.60	.14	1.30	1.44	(.14)

Class S
October 31, 2014	12.54	.36	.52	.88	(.33)
October 31, 2013	10.59	.21	1.94	2.15	(.20)
October 31, 2012	9.90	.18	.69	.87	(.18)
October 31, 2011	9.93	.22	—(h)	.22	(.25)
October 31, 2010	8.62	.18	1.32	1.50	(.19)

See accompanying notes which are an integral part of the financial statements.

158 2040 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.30)	13.08	6.85	1,114.25		.25	2.29	64
(.17)	12.53	20.33	1,048.25		.25	1.52	14
(.15)	10.58	8.69	902.25		.25	1.71	26
(.22)	9.89	1.86	1,062.25		.25	2.03	23
(.16)	9.92	17.29	902.76		.25	1.79	19

(.29)	13.08	6.80	605.25		.25	2.49	64
(.17)	12.53	20.45	1,100.25		.25	1.49	14
(.16)	10.57	8.59	979.25		.25	1.55	26
(.21)	9.89	1.79	939.25		.25	7.73	23
(.17)	9.92	17.18	16,638.75		.25	1.77	19

(.33)	13.09	7.11	46,351	—	—	2.83	64
(.20)	12.54	20.61	66,546	—	—	1.79	14
(.18)	10.59	8.99	59,225	—	—	1.76	26
(.25)	9.90	2.12	52,962	—	—	2.19	23
(.19)	9.93	17.57	36,998.49		—	1.94	19

(.30)	13.09	6.84	11,027.25		.25	2.39	64
(.17)	12.54	20.41	12,257.25		.25	1.58	14
(.15)	10.58	8.64	13,393.25		.25	1.81	26
(.22)	9.89	1.94	33,320.25		.25	1.70	23
(.16)	9.91	17.19	32,308.75		.25	1.67	19

(.27)	13.06	6.51	25,262.50		.50	2.47	64
(.14)	12.52	20.14	36,644.50		.50	1.34	14
(.12)	10.56	8.39	38,165.50		.50	1.38	26
(.19)	9.87	1.61	54,269.50		.50	1.85	23
(.14)	9.90	16.92	53,208	1.00	.50	1.48	19

(.33)	13.09	7.11	17,707	—	—	2.79	64
(.20)	12.54	20.61	22,214	—	—	1.87	14
(.18)	10.59	8.99	24,994	—	—	1.75	26
(.25)	9.90	2.12	21,638	—	—	2.18	23
(.19)	9.93	17.57	17,541.50		—	1.94	19

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund 159

Russell Investment Company 2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2045 Strategy Fund - Class R1			2045 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	7.08%		1 Year	6.48%
5 Years	11.07	%§	5 Years	10.54	%§
Inception*	4.94	%§	Inception*	4.41	%§

2045 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	6.80%		1 Year	16.78%
5 Years	10.84	%§	5 Years	16.98	%§
Inception*	4.70	%§	Inception*	9.23	%§

160 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The 2045 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of approximately	the Russell 1000® Index finished the same period up 4.81%.
83% equity Underlying Funds, 7% fixed income Underlying
Funds and 10% alternative Underlying Funds. The Fund’s	While fixed income markets were overall positive for the year
allocation to fixed income Underlying Funds will be fixed at 66%	as interest rates generally trended lower, fixed income markets
in approximately the year 2045.	underperformed broad equity markets and therefore the Fund’s fixed income exposure detracted from benchmark-relative returns.
How did the Fund perform relative to its benchmark for the
fiscal year ended October 31, 2014?	How did the investment strategies and techniques employed
For the fiscal year ended October 31, 2014, the Fund’s Class R1,	by the Fund and the Underlying Funds affect the Fund’s
Class R4 and Class R5 Shares gained 7.08%, 6.80% and 6.48%,	performance?
respectively. This is compared to the Fund’s primary benchmark,	The Fund is a fund of funds and its performance is based on
the Russell 1000® Index, which gained 16.78% during the same	RIMCo’s strategic asset allocations and the performance of the
period. The Fund’s performance includes operating expenses,	Underlying Funds in which the Fund invests.
whereas index returns are unmanaged and do not include	The Fund’s strategic allocation to fixed income Underlying Funds
expenses of any kind.	negatively impacted benchmark-relative performance, as the
For the fiscal year ended October 31, 2014, the Morningstar®	fixed income Underlying Funds underperformed U.S. equities as
Target Date 2041-2045 gained 8.86%. This result serves as a	measured by the Fund’s benchmark. Results of Underlying Fund
peer comparison and is expressed net of operating expenses.	active management were positive. For the Russell Strategic Bond
The Fund’s underperformance relative to the Russell 1000® Index	Fund, exposure to non-agency mortgages and emerging market
debt were key contributors to the Underlying Fund’s benchmark-
was due to the Fund’s out-of-benchmark allocations to non-U.S.	relative outperformance. Currency selection was also positive,
equity, fixed income and commodity Underlying Funds, which	particularly a long U.S. Dollar position versus short positions to
generally underperformed the U.S. large cap equity market as	the Australian Dollar, Euro, and Japanese Yen.
represented by the Russell 1000® Index.
Due to the general underperformance of non-U.S. equities versus
How did the market conditions described in the Market	U.S. equities, the Fund’s strategic global equity exposure detracted
Summary report affect the Fund’s performance?	from benchmark-relative results. From an active management
standpoint, the Select International Equity Fund underperformed

2045 Strategy Fund 161

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	On August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance.	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a 1.00% underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.50% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in
to-book, and price-to-cash flow ratios). In addition, the Fund’s	an environment of potential rising interest rates. This was offset
strategic allocation to the Russell U.S. Small Cap Equity Fund	by a 1.50%overweight to the Russell Global Equity Fund. This
detracted the Fund’s benchmark-relative performance, as small	contributed positively to Fund performance during the period, as
cap equities underperformed U.S. large cap equities during the	commodities and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.50% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

162 2045 Strategy Fund

Russell Investment Company
2045 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on March 31, 2008.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2045 Strategy Fund 163

Russell Investment Company 2045 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,017.20	$1,025.21
Actual Expenses	Expenses Paid During Period*	$—	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
	Class R4(1)	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2014	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,015.90	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of	(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The
return of 5% per year before expenses, which is not the Fund’s	shareholder expense example for the period ended October 31, 2014 reflects
actual return. The hypothetical account values and expenses	the expenses and performance of Class R2 Shares for the period May 1 through
may not be used to estimate the actual ending account balance or	October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
expenses you paid for the period. You may use this information	October 31, 2014.
to compare the ongoing costs of investing in the Fund and other			Hypothetical
funds. To do so, compare this 5% hypothetical example with the			Performance (5%
5% hypothetical examples that appear in the shareholder reports		Actual	return before
	Class R5(2)	Performance	expenses)
of other funds.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2014	$1,014.10	$1,022.68
	Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

164 2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 6.9%
Other Russell Investment Company			Russell Strategic Bond Fund	83,952	936
Series Mutual Funds - Class Y			International Equities - 42.0%
Shares			Russell Emerging Markets Fund	66,049	1,234
Alternative - 8.5%			Russell Global Equity Fund	156,865	1,849
Russell Commodity Strategies Fund	43,538	336	Select International Equity Fund	282,405	2,660
Russell Global Infrastructure Fund	31,526	409			5,743
Russell Global Real Estate Securities Fund	10,101	411
		1,156	Total Investments 100.0%
Domestic Equities - 42.6%			(identified cost $11,900)		13,659
Russell U.S. Defensive Equity Fund	8,916	410	Other Assets and Liabilities, Net
Russell U.S. Dynamic Equity Fund	53,986	685	- 0.0%		1
Russell U.S. Small Cap Equity Fund	37,505	1,171	Net Assets - 100.0%		13,660
Select U.S. Equity Fund	341,733	3,558
		5,824

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		8.5
Domestic Equities		42.6
Fixed Income		6.9
International Equities		42.0
Total Investments		100.0
Other Assets and Liabilities, Net		—*
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 165

Russell Investment Company

2045 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$11,900
Investments, at fair value	13,659
Receivables:
Investments sold	65
Fund shares sold	32
Total assets	13,756
Liabilities
Payables:
Fund shares redeemed	93
Accrued fees to affiliates	3
Total liabilities	96
Net Assets	$13,660
Net Assets Consist of:
Accumulated net realized gain (loss)	$2,887
Unrealized appreciation (depreciation) on investments	1,759
Shares of beneficial interest	12
Additional paid-in capital	9,002
Net Assets	$13,660
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$11.16
Class R1 — Net assets	$5,297,183
Class R1 — Shares outstanding ($.01 par value)	474,552
Net asset value per share: Class R4(#)	$11.18
Class R4 — Net assets	$4,110,688
Class R4 — Shares outstanding ($.01 par value)	367,680
Net asset value per share: Class R5(#)	$11.13
Class R5 — Net assets	$4,252,021
Class R5 — Shares outstanding ($.01 par value)	381,884
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

166 2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$391

Expenses
Distribution fees - Class R3	10
Distribution fees - Class R5	1
Shareholder servicing fees - Class R2	9
Shareholder servicing fees - Class R3	10
Shareholder servicing fees - Class R4	1
Shareholder servicing fees - Class R5	1
Total expenses	32
Net investment income (loss)	359

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,862
Capital gain distributions from Underlying Funds	244
Net realized gain (loss)	3,106
Net change in unrealized appreciation (depreciation) on investments	(2,491)
Net realized and unrealized gain (loss)	615
Net Increase (Decrease) in Net Assets from Operations	$974

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 167

Russell Investment Company

2045 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$359	$217
Net realized gain (loss)	3,106	85
Net change in unrealized appreciation (depreciation)	(2,491)	2,333
Net increase (decrease) in net assets from operations	974	2,635
Distributions
From net investment income
Class R1	(181)	(107)
Class R2	(78)	(45)
Class R3	(101)	(65)
Class R4	(1)	—
From net realized gain
Class R1	(55)	(114)
Class R2	(27)	(56)
Class R3	(38)	(95)
Net decrease in net assets from distributions	(481)	(482)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(3,110)	2,334

Total Net Increase (Decrease) in Net Assets	(2,617)	4,487

Net Assets
Beginning of period	16,277	11,790
End of period	$13,660	$16,277
Undistributed (overdistributed) net investment income included in net assets	$—	$2

See accompanying notes which are an integral part of the financial statements.

168 2045 Strategy Fund

Russell Investment Company 2045 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	291	$3,195	360	$3,589
Proceeds from reinvestment of distributions	22	236	24	221
Payments for shares redeemed	(465)	(5,113)	(339)	(3,356)
Net increase (decrease)	(152)	(1,682)	45	454
Class R2
Proceeds from shares sold	96	1,059	93	928
Proceeds from reinvestment of distributions	10	105	11	102
Payments for shares redeemed	(421)	(4,591)	(89)	(894)
Net increase (decrease)	(315)	(3,427)	15	136
Class R3
Proceeds from shares sold	132	1,444	350	3,393
Proceeds from reinvestment of distributions	13	139	17	159
Payments for shares redeemed	(714)	(7,727)	(187)	(1,808)
Net increase (decrease)	(569)	(6,144)	180	1,744
Class R4
Proceeds from shares sold	370	4,023	—	—
Proceeds from reinvestment of distributions	—**	1	—	—
Payments for shares redeemed	(2)	(21)	—	—
Net increase (decrease)	368	4,003	—	—
Class R5
Proceeds from shares sold	409	4,435	—	—
Payments for shares redeemed	(27)	(295)	—	—
Net increase (decrease)	382	4,140	—	—
Total increase (decrease)	(286)	$(3,110)	240	$2,334

**Less than $500

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 169

Russell Investment Company

2045 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2014	10.78	.30	.45	.75	(.28)	(.09)
October 31, 2013	9.29	.18	1.67	1.85	(.17)	(.19)
October 31, 2012	9.10	.14	.62	.76	(.16)	(.41)
October 31, 2011	9.13	.20	---(h)	.20	(.23)	—
October 31, 2010	7.93	.17	1.20	1.37	(.17)	—

Class R4(3)
October 31, 2014	10.80	.24	.49	.73	(.26)	(.09)
October 31, 2013	9.30	.15	1.69	1.84	(.15)	(.19)
October 31, 2012	9.11	.14	.60	.74	(.14)	(.41)
October 31, 2011	9.12	.23	(.05)	.18	(.19)	—
October 31, 2010	7.92	.13	1.22	1.35	(.15)	—

Class R5(4)
October 31, 2014	10.76	.25	.44	.69	(.23)	(.09)
October 31, 2013	9.27	.12	1.69	1.81	(.13)	(.19)
October 31, 2012	9.08	.12	.60	.72	(.12)	(.41)
October 31, 2011	9.11	.15	—(h)	.15	(.18)	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—

See accompanying notes which are an integral part of the financial statements.

170 2045 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.37)	11.16	7.08	5,297	—	—	2.78	84
(.36)	10.78	20.59	6,750	—	—	1.77	28
(.57)	9.29	9.13	5,391	—	—	1.59	57
(.23)	9.10	2.12	3,791	—	—	2.06	77
(.17)	9.13	17.47	2,347	1.58	—	2.02	31

(.35)	11.18	6.80	4,111.25		.25	2.16	84
(.34)	10.80	20.37	3,404.25		.25	1.48	28
(.55)	9.30	8.82	2,796.25		.25	1.58	57
(.19)	9.11	1.98	2,651.25		.25	2.37	77
(.15)	9.12	17.23	6,692	1.79	.25	1.53	31

(.32)	11.13	6.48	4,252.50		.50	2.24	84
(.32)	10.76	20.07	6,123.50		.50	1.26	28
(.53)	9.27	8.56	3,603.50		.50	1.30	57
(.18)	9.08	1.64	3,511.50		.50	1.55	77
(.13)	9.11	17.00	2,147	2.03	.50	1.13	31

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund 171

Russell Investment Company 2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2050 Strategy Fund - Class R1			2050 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	7.12%		1 Year	6.51%
5 Years	11.09	%§	5 Years	10.55	%§
Inception*	5.23	%§	Inception*	4.69	%§

2050 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	6.81%		1 Year	16.78%
5 Years	10.84	%§	5 Years	16.98	%§
Inception*	4.97	%§	Inception*	9.23	%§

172 2050 Strategy Fund

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The 2050 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of approximately	the Russell 1000® Index finished the same period up 4.81%.
83% equity Underlying Funds, 7% fixed income Underlying
Funds and 10% alternative Underlying Funds, with an increasing	While fixed income markets were overall positive for the year
allocation to fixed income Underlying Funds over time. The	as interest rates generally trended lower, fixed income markets
Fund’s allocation to fixed income funds Underlying Funds will be	underperformed broad equity markets and therefore the Fund’s
fixed at 66% in approximately the year 2050.	fixed income exposure detracted from benchmark-relative returns.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2014?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2014, the Fund’s Class R1,	performance?
Class R4 and Class R5 Shares gained 7.12%, 6.81% and 6.51%,	The Fund is a fund of funds and its performance is based on
respectively. This is compared to the Fund’s primary benchmark,	RIMCo’s strategic asset allocations and the performance of the
the Russell 1000® Index, which gained 16.78% during the same	Underlying Funds in which the Fund invests.
period. The Fund’s performance includes operating expenses,	The Fund’s strategic allocation to fixed income Underlying Funds
whereas index returns are unmanaged and do not include	negatively impacted benchmark-relative performance, as the
expenses of any kind.	fixed income Underlying Funds underperformed U.S. equities as
For the fiscal year ended October 31, 2014, the Morningstar®	measured by the Fund’s benchmark. Results of Underlying Fund
Target Date 2050+ gained 9.14%. This result serves as a peer	active management were positive. For the Russell Strategic Bond
comparison and is expressed net of operating expenses.	Fund, exposure to non-agency mortgages and emerging market
The Fund’s underperformance relative to the Russell 1000® Index	debt were key contributors to the Underlying Fund’s benchmark-
relative outperformance. Currency selection was also positive,
was due to the Fund’s out-of-benchmark allocations to non-U.S.	particularly a long U.S. Dollar position versus short positions to
equity, fixed income and commodity Underlying Funds, which	the Australian Dollar, Euro, and Japanese Yen.
generally underperformed the U.S. large cap equity market as
represented by the Russell 1000® Index.	Due to the general underperformance of non-U.S. equities versus
U.S. equities, the Fund’s strategic global equity exposure detracted
How did the market conditions described in the Market	from benchmark-relative results. From an active management
Summary report affect the Fund’s performance?	standpoint, the Select International Equity Fund underperformed

2050 Strategy Fund 173

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

174 2050 Strategy Fund

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	On August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance.	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a 1.00% underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.50% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in
to-book, and price-to-cash flow ratios). In addition, the Fund’s	an environment of potential rising interest rates. This was offset
strategic allocation to the Russell U.S. Small Cap Equity Fund	by a 1.50% overweight to the Russell Global Equity Fund. This
detracted the Fund’s benchmark-relative performance, as small	contributed positively to Fund performance during the period, as
cap equities underperformed U.S. large cap equities during the	commodities and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.50% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

Russell Investment Company
2050 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on March 31, 2008.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2050 Strategy Fund 175

Russell Investment Company 2050 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,016.60	$1,025.21
Actual Expenses	Expenses Paid During Period*	$—	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
	Class R4(1)	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2014	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,016.10	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of	(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The
return of 5% per year before expenses, which is not the Fund’s	shareholder expense example for the period ended October 31, 2014 reflects
actual return. The hypothetical account values and expenses	the expenses and performance of Class R2 Shares for the period May 1 through
may not be used to estimate the actual ending account balance or	October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
expenses you paid for the period. You may use this information	October 31, 2014.
to compare the ongoing costs of investing in the Fund and other			Hypothetical
funds. To do so, compare this 5% hypothetical example with the			Performance (5%
5% hypothetical examples that appear in the shareholder reports		Actual	return before
	Class R5(2)	Performance	expenses)
of other funds.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2014	$1,014.30	$1,022.68
	Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

176 2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 7.0%
Other Russell Investment Company			Russell Strategic Bond Fund	95,005	1,059
Series Mutual Funds - Class Y			International Equities - 42.0%
Shares			Russell Emerging Markets Fund	73,419	1,372
Alternative - 8.5%			Russell Global Equity Fund	174,584	2,058
Russell Commodity Strategies Fund	48,967	378	Select International Equity Fund	315,539	2,972
Russell Global Infrastructure Fund	35,299	457			6,402
Russell Global Real Estate Securities Fund	11,240	458
		1,293	Total Investments 100.0%
Domestic Equities - 42.5%			(identified cost $12,715)		15,233
Russell U.S. Defensive Equity Fund	9,933	458	Other Assets and Liabilities, Net
Russell U.S. Dynamic Equity Fund	60,064	762	- 0.0%		2
Russell U.S. Small Cap Equity Fund	41,505	1,296	Net Assets - 100.0%		15,235
Select U.S. Equity Fund	380,703	3,963
		6,479

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		8.5
Domestic Equities		42.5
Fixed Income		7.0
International Equities		42.0
Total Investments		100.0
Other Assets and Liabilities, Net		—*
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 177

Russell Investment Company

2050 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$12,715
Investments, at fair value	15,233
Receivables:
Investments sold	94
Fund shares sold	43
Total assets	15,370
Liabilities
Payables:
Fund shares redeemed	132
Accrued fees to affiliates	3
Total liabilities	135
Net Assets	$15,235
Net Assets Consist of:
Accumulated net realized gain (loss)	$4,355
Unrealized appreciation (depreciation) on investments	2,518
Shares of beneficial interest	16
Additional paid-in capital	8,346
Net Assets	$15,235
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$9.52
Class R1 — Net assets	$7,542,307
Class R1 — Shares outstanding ($.01 par value)	792,346
Net asset value per share: Class R4(#)	$9.54
Class R4 — Net assets	$2,169,850
Class R4 — Shares outstanding ($.01 par value)	227,536
Net asset value per share: Class R5(#)	$9.51
Class R5 — Net assets	$5,522,653
Class R5 — Shares outstanding ($.01 par value)	580,607
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

178 2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$512

Expenses
Distribution fees - Class R3	13
Distribution fees - Class R5	1
Shareholder servicing fees - Class R2	7
Shareholder servicing fees - Class R3	13
Shareholder servicing fees - Class R4	—**
Shareholder servicing fees - Class R5	1
Total expenses	35
Net investment income (loss)	477

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,261
Capital gain distributions from Underlying Funds	323
Net realized gain (loss)	4,584
Net change in unrealized appreciation (depreciation) on investments	(3,804)
Net realized and unrealized gain (loss)	780
Net Increase (Decrease) in Net Assets from Operations	$1,257

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 179

Russell Investment Company

2050 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$477	$273
Net realized gain (loss)	4,584	143
Net change in unrealized appreciation (depreciation)	(3,804)	2,871
Net increase (decrease) in net assets from operations	1,257	3,287
Distributions
From net investment income
Class R1	(277)	(171)
Class R2	(81)	(42)
Class R3	(121)	(59)
Class R4	(—)**	—
From net realized gain
Class R1	(96)	(82)
Class R2	(30)	(23)
Class R3	(50)	(39)
Net decrease in net assets from distributions	(655)	(416)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(5,260)	2,151

Total Net Increase (Decrease) in Net Assets	(4,658)	5,022

Net Assets
Beginning of period	19,893	14,871
End of period	$15,235	$19,893
Undistributed (overdistributed) net investment income included in net assets	$—	$2

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

180 2050 Strategy Fund

Russell Investment Company 2050 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	623	$5,840	589	$4,978
Proceeds from reinvestment of distributions	40	373	31	252
Payments for shares redeemed	(1,037)	(9,732)	(568)	(4,809)
Net increase (decrease)	(374)	(3,519)	52	421
Class R2
Proceeds from shares sold	106	995	102	864
Proceeds from reinvestment of distributions	12	111	8	65
Payments for shares redeemed	(499)	(4,661)	(67)	(554)
Net increase (decrease)	(381)	(3,555)	43	375
Class R3
Proceeds from shares sold	213	1,993	426	3,538
Proceeds from reinvestment of distributions	18	171	12	98
Payments for shares redeemed	(845)	(7,839)	(268)	(2,281)
Net increase (decrease)	(614)	(5,675)	170	1,355
Class R4
Proceeds from shares sold	234	2,176	—	—
Payments for shares redeemed	(7)	(62)	—	—
Net increase (decrease)	227	2,114	—	—
Class R5
Proceeds from shares sold	603	5,586	—	—
Payments for shares redeemed	(22)	(211)	—	—
Net increase (decrease)	581	5,375	—	—
Total increase (decrease)	(561)	$(5,260)	265	$2,151

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 181

Russell Investment Company

2050 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2014	9.20	.27	.37	.64	(.24)	(.08)
October 31, 2013	7.84	.15	1.43	1.58	(.15)	(.07)
October 31, 2012	9.19	.11	.48	.59	(.16)	(1.78)
October 31, 2011	9.22	.18	.04	.22	(.23)	(.02)
October 31, 2010	8.03	.14	1.24	1.38	(.17)	(.02)

Class R4(3)
October 31, 2014	9.22	.23	.39	.62	(.22)	(.08)
October 31, 2013	7.85	.12	1.45	1.57	(.13)	(.07)
October 31, 2012	9.19	.12	.46	.58	(.14)	(1.78)
October 31, 2011	9.21	.25	(.07)	.18	(.18)	(.02)
October 31, 2010	8.02	.14	1.22	1.36	(.15)	(.02)

Class R5(4)
October 31, 2014	9.20	.21	.38	.59	(.20)	(.08)
October 31, 2013	7.84	.10	1.44	1.54	(.11)	(.07)
October 31, 2012	9.18	.11	.44	.55	(.11)	(1.78)
October 31, 2011	9.21	.16	.01	.17	(.18)	(.02)
October 31, 2010	8.02	.10	1.24	1.34	(.13)	(.02)

See accompanying notes which are an integral part of the financial statements.

182 2050 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return	(000)	Gross(g)	Net(e)(g)	Net Assets(b)(e)	Turnover Rate

(.32)	9.52	7.12	7,542	—	—	2.89	84
(.22)	9.20	20.61	10,729	—	—	1.75	27
(1.94)	7.84	9.00	8,731	—	—	1.44	78
(.25)	9.19	2.28	5,861	—	—	1.92	72
(.19)	9.22	17.46	2,454.93		—	1.58	28

(.30)	9.54	6.81	2,170.25		.25	2.45	84
(.20)	9.22	20.42	3,515.25		.25	1.44	27
(1.92)	7.85	8.82	2,658.25		.25	1.52	78
(.20)	9.19	1.96	2,408.25		.25	2.61	72
(.17)	9.21	17.20	15,616	1.21	.25	1.62	28

(.28)	9.51	6.51	5,523.50		.50	2.20	84
(.18)	9.20	20.03	5,649.50		.50	1.17	27
(1.89)	7.84	8.50	3,482.50		.50	1.43	78
(.20)	9.18	1.78	4,877.50		.50	1.65	72
(.15)	9.21	16.94	3,693	1.45	.50	1.23	28

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund 183

Russell Investment Company 2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

2055 Strategy Fund - Class R1			2055 Strategy Fund - Class R5‡
	Total			Total
	Return			Return
1 Year	7.01%		1 Year	6.55%
Inception*	8.43	%§	Inception*	7.91	%§

2055 Strategy Fund - Class R4‡			Russell 1000® Index**
	Total			Total
	Return			Return
1 Year	6.93%		1 Year	16.78%
Inception*	8.18	%§	Inception*	15.54	%§

184 2055 Strategy Fund

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2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The 2055 Strategy Fund (the “Fund”) is a fund of funds that	It was a positive equity market for the fiscal year ending October
invests in other Russell Investment Company mutual funds (the	31, 2014. U.S. equities returned 16.07% over the period (as
“Underlying Funds”). The Underlying Funds employ a multi-	measured by the Russell 3000® Index), while non-U.S. equities
manager approach whereby portions of the Underlying Funds	returned 0.17% (as measured by the Russell Developed Ex-US
are allocated to different money managers. Underlying Fund	Large Cap Index). Given the significant outperformance of U.S.
assets not allocated to money managers are managed by Russell	equities over non-U.S. equities, the Fund’s non-U.S. equity
Investment Management Company (“RIMCo”), the Fund’s and	exposure detracted from its performance against its U.S. large
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	cap benchmark.
advisor, may change the allocation of the Underlying Funds’	Global REITs (as represented by the FTSE EPRA/NAREIT
assets among money managers at any time. An exemptive order	Developed Real Estate Index (Net)) finished the fiscal year up
from the Securities and Exchange Commission (“SEC”) permits	9.84%. However, global REITs underperformed U.S. equity
RIMCo to engage or terminate a money manager in an Underlying	markets, which detracted from the Fund’s benchmark-relative
Fund at any time, subject to approval by the Underlying Fund’s	performance through its allocation to the Russell Global Real
Board, without a shareholder vote. Pursuant to the terms of the	Estate Securities Fund. Commodities largely underperformed
exemptive order, an Underlying Fund is required to notify its	broader equity markets with a loss of 5.94% for the fiscal year (as
shareholders within 90 days of when a money manager begins	represented by the Bloomberg Commodity Index Total Return).
providing services.	Thus, the Fund’s allocation to the Russell Commodity Strategies
What is the Fund’s investment objective?	Fund was another headwind to Fund performance. On August
The Fund seeks to provide capital growth and income consistent	1, 2014, the Russell Global Infrastructure Fund was added as
with its current asset allocation which will change over time, with	an Underlying Fund in which the Fund invests. This listed
an increasing allocation to fixed income funds.	infrastructure exposure detracted from the Fund’s performance during the period, as the S&P Global Infrastructure Index (Net)
The Fund pursues this objective by investing in a diversified	lost 0.24% from August 1, 2014 through October 31, 2014, while
portfolio that, as of October 31, 2014, consisted of approximately	the Russell 1000® Index finished the same period up 4.81%.
83% equity Underling Funds, 7% fixed income Underlying
Funds and 10% alternative Underlying Funds, with an increasing	While fixed income markets were overall positive for the year
allocation to fixed income Underlying Funds over time. The	as interest rates generally trended lower, fixed income markets
Fund’s allocation to fixed income funds Underlying Funds will be	underperformed broad equity markets and therefore the Fund’s
fixed at 66% in approximately the year 2055.	fixed income exposure detracted from benchmark-relative returns.

How did the Fund perform relative to its benchmark for the	How did the investment strategies and techniques employed
fiscal year ended October 31, 2014?	by the Fund and the Underlying Funds affect the Fund’s
For the fiscal year ended October 31, 2014, the Fund’s Class R1,	performance?
Class R4 and Class R5 Shares gained 7.01%, 6.93% and 6.55%,	The Fund is a fund of funds and its performance is based on
respectively. This is compared to the Fund’s primary benchmark,	RIMCo’s strategic asset allocations and the performance of the
the Russell 1000® Index, which gained 16.78% during the same	Underlying Funds in which the Fund invests.
period. The Fund’s performance includes operating expenses,	The Fund’s strategic allocation to fixed income Underlying Funds
whereas index returns are unmanaged and do not include	negatively impacted benchmark-relative performance, as the
expenses of any kind.	fixed income Underlying Funds underperformed U.S. equities as
For the fiscal year ended October 31, 2014, the Morningstar®	measured by the Fund’s benchmark. Results of Underlying Fund
Target Date 2050®+ gained 9.14%. This result serves as a peer	active management were positive. For the Russell Strategic Bond
comparison and is expressed net of operating expenses.	Fund, exposure to non-agency mortgages and emerging market
The Fund’s underperformance relative to the Russell 1000® Index	debt were key contributors to the Underlying Fund’s benchmark-
relative outperformance. Currency selection was also positive,
was due to the Fund’s out-of-benchmark allocations to non-U.S.	particularly a long U.S. Dollar position versus short positions to
equity, fixed income and commodity Underlying Funds, which	the Australian Dollar, Euro, and Japanese Yen.
generally underperformed the U.S. large cap equity market as
represented by the Russell 1000® Index.	Due to the general underperformance of non-U.S. equities versus
U.S. equities, the Fund’s strategic global equity exposure detracted
How did the market conditions described in the Market	from benchmark-relative results. From an active management
Summary report affect the Fund’s performance?	standpoint, the Select International Equity Fund underperformed

2055 Strategy Fund 185

Russell Investment Company
2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

the broad non-U.S. equity market as represented by the Russell	U.S. was positive while an overweight to and security selection
Developed ex-U.S. Large Cap™ Index Net, while the Russell	within Japan detracted from performance.
Global Equity Fund performed in-line with the broad global equity
market as represented by the Russell Developed Large Cap Net	Describe any changes to the Fund’s structure or allocation
Index. The Russell Emerging Markets Fund underperformed its	to the Underlying Funds.
emerging markets benchmark. For the Select International Equity	ROn August 1, 2014, RIMCo modified the Fund’s target asset
Fund, a bias toward low price-to-book ratio stocks detracted from	allocation and as a result, the Fund increased its exposure to
the Underlying Fund’s benchmark-relative performance as lower	equity and alternative Underlying Funds and decreased its
price-to-book stocks strongly underperformed the market in non-	exposure to fixed income Underlying Funds. In connection with
U.S. developed regions. For the Russell Emerging Markets Fund,	this change, on August 1, 2014, the Russell U.S. Core Equity
unsuccessful stock selection in China, South Korea, Russia, and	Fund and Russell International Developed Markets Fund were
Taiwan were detractors from performance.	replaced as Underlying Funds with the Select U.S. Equity Fund and Select International Equity Fund, respectively. The Fund
The Fund’s strategic allocation to U.S. large cap equity Underlying	also added an allocation to the Russell Global Infrastructure
Funds negatively impacted the Fund’s benchmark-relative	Fund and Russell Global Opportunistic Credit Fund to provide
performance, as each of the U.S. large cap equity Underlying	further diversification.
Funds underperformed the Fund’s benchmark as well as its U.S.
equity market segment as represented by its primary benchmark.	On July 9, 2014, the Fund implemented a 1.00% underweight to
In particular, the Select U.S. Equity Fund (an Underlying Fund	the Russell Commodity Strategies and 0.50% underweight to the
after August 1, 2014) underperformed during the period it was an	Russell Global Real Estate Securities Funds, driven by limited
Underlying Fund, driven by an overweight to stocks with lower	commodity price appreciation expectations over the medium
than benchmark valuation ratios (lower price-to-earnings, price-	term and caution over the interest rate sensitivity of REITs in an
to-book, and price-to-cash flow ratios). In addition, the Fund’s	environment of potential rising interest rates. This was offset by an
strategic allocation to the Russell U.S. Small Cap Equity Fund	overweight to the Russell Global Equity Fund. This contributed
detracted the Fund’s benchmark-relative performance, as small	positively to Fund performance during the period, as commodities
cap equities underperformed U.S. large cap equities during the	and global REITs underperformed global equities.
period.	On October 30, 2014, the Fund implemented a 0.50% overweight
The Fund’s strategic allocation to alternative Underlying Funds	to the Select U.S. Equity Fund and away from the Russell Global
had a negative effect on benchmark-relative performance. The	Infrastructure Fund based on a cautious stance to interest
Fund’s allocations to the Russell Global Real Estate Securities	rate sensitive asset classes in a potentially rising interest rate
Fund, Russell Global Infrastructure Fund (an Underlying Fund	environment.
after August 1, 2014) and Russell Commodity Strategies Fund	The views expressed in this report reflect those of the portfolio
detracted, as these Underlying Funds underperformed the Fund’s	managers only through the end of the period covered by
benchmark. From an active management standpoint, performance	the report. These views do not necessarily represent the
of these Underlying Funds was generally mixed. The Russell	views of RIMCo, or any other person in RIMCo or any other
Commodity Strategies Fund underperformed its respective asset	affiliated organization. These views are subject to change
class benchmark while the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund and Russell Global Infrastructure Fund (after August 1,	and RIMCo disclaims any responsibility to update the views
2014) outperformed their respective asset class benchmarks. For	contained herein. These views should not be relied on as
the Russell Commodity Strategies Fund, an overweight to energy	investment advice and, because investment decisions for
commodities detracted from Fund performance. For the Russell	a Russell Investment Company (“RIC”) Fund are based on
Global Real Estate Securities Fund, security selection within the	numerous factors, should not be relied on as an indication
of investment decisions of any RIC Fund.

186 2055 Strategy Fund

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2055 Strategy Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on December 31, 2010.
**	Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2055 Strategy Fund 187

Russell Investment Company 2055 Strategy Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.
The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class R1	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,017.20	$1,025.21
Actual Expenses	Expenses Paid During Period*	$—	$—
The information in the table under the heading “Actual
Performance” provides information about actual account values	* There were no expenses charged to the Class.
and actual expenses. You may use the information in this column,			Hypothetical
together with the amount you invested, to estimate the expenses			Performance (5%
that you paid over the period. Simply divide your account value by		Actual	return before
	Class R4(1)	Performance	expenses)
$1,000 (for example, an $8,600 account value divided by $1,000	Beginning Account Value
= 8.6), then multiply the result by the number in the first column	May 1, 2014	$1,000.00	$1,000.00
in the row entitled “Expenses Paid During Period” to estimate	Ending Account Value
the expenses you paid on your account during this period.	October 31, 2014	$1,016.00	$1,023.95
	Expenses Paid During Period*	$1.27	$1.28
Hypothetical Example for Comparison Purposes
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
The information in the table under the heading “Hypothetical	(representing the six month period annualized), multiplied by the average
Performance (5% return before expenses)” provides information	account value over the period, multiplied by 184/365 (to reflect the one-half
about hypothetical account values and hypothetical expenses	year period).
based on the Fund’s actual expense ratio and an assumed rate of	(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The
return of 5% per year before expenses, which is not the Fund’s	shareholder expense example for the period ended October 31, 2014 reflects
actual return. The hypothetical account values and expenses	the expenses and performance of Class R2 Shares for the period May 1 through
may not be used to estimate the actual ending account balance or	October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
expenses you paid for the period. You may use this information	October 31, 2014.
to compare the ongoing costs of investing in the Fund and other			Hypothetical
funds. To do so, compare this 5% hypothetical example with the			Performance (5%
5% hypothetical examples that appear in the shareholder reports		Actual	return before
	Class R5(2)	Performance	expenses)
of other funds.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
	October 31, 2014	$1,014.30	$1,022.68
	Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

188 2055 Strategy Fund

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2055 Strategy Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 6.9%
Other Russell Investment Company			Russell Strategic Bond Fund	17,645	197
Series Mutual Funds - Class Y			International Equities - 42.0%
Shares			Russell Emerging Markets Fund	13,761	257
Alternative - 8.5%			Russell Global Equity Fund	32,612	384
Russell Commodity Strategies Fund	9,114	70	Select International Equity Fund	58,656	553
Russell Global Infrastructure Fund	6,567	85			1,194
Russell Global Real Estate Securities Fund	2,105	86
		241	Total Investments 100.0%
Domestic Equities - 42.6%			(identified cost $2,646)		2,844
Russell U.S. Defensive Equity Fund	1,852	85	Other Assets and Liabilities, Net
Russell U.S. Dynamic Equity Fund	11,230	142	- 0.0%		1
Russell U.S. Small Cap Equity Fund	7,878	246	Net Assets - 100.0%		2,845
Select U.S. Equity Fund	70,968	739
		1,212

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		8.5
Domestic Equities		42.6
Fixed Income		6.9
International Equities		42.0
Total Investments		100.0
Other Assets and Liabilities, Net		—*
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 189

Russell Investment Company

2055 Strategy Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$2,646
Investments, at fair value	2,844
Receivables:
Fund shares sold	9
Total assets	2,853
Liabilities
Payables:
Investments purchased	6
Fund shares redeemed	1
Accrued fees to affiliates	1
Total liabilities	8
Net Assets	$2,845
Net Assets Consist of:
Accumulated net realized gain (loss)	$272
Unrealized appreciation (depreciation) on investments	198
Shares of beneficial interest	2
Additional paid-in capital	2,373
Net Assets	$2,845
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$12.51
Class R1 — Net assets	$579,215
Class R1 — Shares outstanding ($.01 par value)	46,306
Net asset value per share: Class R4(#)	$12.52
Class R4 — Net assets	$1,554,452
Class R4 — Shares outstanding ($.01 par value)	124,192
Net asset value per share: Class R5(#)	$12.50
Class R5 — Net assets	$711,640
Class R5 — Shares outstanding ($.01 par value)	56,912
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

190 2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$66

Expenses
Distribution fees - Class R3	1
Distribution fees - Class R5	—**
Shareholder servicing fees - Class R2	3
Shareholder servicing fees - Class R3	1
Shareholder servicing fees - Class R4	1
Shareholder servicing fees - Class R5	—**
Total expenses	6
Net investment income (loss)	60

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	239
Capital gain distributions from Underlying Funds	40
Net realized gain (loss)	279
Net change in unrealized appreciation (depreciation) on investments	(199)
Net realized and unrealized gain (loss)	80
Net Increase (Decrease) in Net Assets from Operations	$140

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 191

Russell Investment Company

2055 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$60		$24
Net realized gain (loss)	279		4
Net change in unrealized appreciation (depreciation)	(199)		319
Net increase (decrease) in net assets from operations	140		347
Distributions
From net investment income
Class R1	(18)		(5)
Class R2	(32)		(16)
Class R3	(10)		(4)
Class R4	(—)**		—
From net realized gain
Class R1	(2)		(2)
Class R2	(4)		(11)
Class R3	(2)		(3)
Net decrease in net assets from distributions	(68)		(41)

Share Transactions*
Net increase (decrease) in net assets from share transactions	428		678

Total Net Increase (Decrease) in Net Assets	500		984

Net Assets
Beginning of period	2,345		1,361
End of period	$2,845		$2,345

** Less than $500.

See accompanying notes which are an integral part of the financial statements.

192 2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:
	2014			2013
	Shares	Dollars	Shares		Dollars

Class R1
Proceeds from shares sold	146	$1,767		57	$642
Proceeds from reinvestment of distributions	2	20		1	7
Payments for shares redeemed	(155)	(1,855)		(21)	(238)
Net increase (decrease)	(7)	(68)		37	411
Class R2
Proceeds from shares sold	23	286		31	342
Proceeds from reinvestment of distributions	3	36		3	27
Payments for shares redeemed	(133)	(1,626)		(20)	(216)
Net increase (decrease)	(107)	(1,304)		14	153
Class R3
Proceeds from shares sold	28	347		28	306
Proceeds from reinvestment of distributions	1	12		1	8
Payments for shares redeemed	(63)	(766)		(18)	(200)
Net increase (decrease)	(34)	(407)		11	114
Class R4
Proceeds from shares sold	125	1,525		—	—
Proceeds from reinvestment of distributions	—	—**		—	—
Payments for shares redeemed	(1)	(11)		—	—
Net increase (decrease)	124	1,514		—	—
Class R5
Proceeds from shares sold	59	717		—	—
Payments for shares redeemed	(2)	(24)		—	—
Net increase (decrease)	57	693		—	—
Total increase (decrease)	33	$428		62	$678

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 193

Russell Investment Company

2055 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class R1
October 31, 2014	12.04	.34	.49	.83	(.32)	(.04)
October 31, 2013	10.27	.15	1.93	2.08	(.19)	(.12)
October 31, 2012	9.63	.16	.68	.84	(.18)	(.02)
October 31, 2011(1)	10.00	.06	(.37)	(.31)	(.06)	—

Class R4(3)
October 31, 2014	12.03	.28	.54	.82	(.29)	(.04)
October 31, 2013	10.27	.16	1.88	2.04	(.16)	(.12)
October 31, 2012	9.63	.15	.66	.81	(.15)	(.02)
October 31, 2011(1)	10.00	.03	(.36)	(.33)	(.04)	—

Class R5(4)
October 31, 2014	12.03	.22	.56	.78	(.27)	(.04)
October 31, 2013	10.27	.12	1.90	2.02	(.14)	(.12)
October 31, 2012	9.63	.11	.68	.79	(.13)	(.02)
October 31, 2011(1)	10.00	.02	(.37)	(.35)	(.02)	—

See accompanying notes which are an integral part of the financial statements.

194 2055 Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(c)

(.36)	12.51	7.01	579	—	—	2.81	132
(.31)	12.04	20.74	648	—	—	1.31	27
(.20)	10.27	8.92	171	—	—	1.66	23
(.06)	9.63	(3.09)	97	—	—	.63	47

(.33)	12.52	6.93	1,554.25		.25	2.26	132
(.28)	12.03	20.35	1,290.25		.25	1.43	27
(.17)	10.27	8.64	957.25		.25	1.48	23
(.04)	9.63	(3.31)	793.25		.25	.28	47

(.31)	12.50	6.55	712.50		.50	1.80	132
(.26)	12.03	20.09	407.50		.50	1.04	27
(.15)	10.27	8.41	233.50		.50	1.08	23
(.02)	9.63	(3.49)	106.50		.50	.21	47

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund 195

Russell Investment Company In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2014 (Unaudited)

In Retirement Fund - Class A‡‡			In Retirement Fund - Class R5‡‡
	Total			Total
	Return			Return
1 Year	(1.23)%		1 Year	4.43%
5 Years	5.85	%§	5 Years	6.84	%§
Inception*	4.15	%§	Inception*	4.82	%§

In Retirement Fund - Class R1			Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	5.00%		1 Year	4.14%
5 Years	7.39	%§	5 Years	4.22	%§
Inception*	5.35	%§	Inception*	4.61	%§

In Retirement Fund - Class R4‡‡
	Total
	Return
1 Year	4.81%
5 Years	7.13	%§
Inception*	5.11	%§

196 In Retirement Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

The In Retirement Fund (the “Fund”) is a fund of funds that	income was a key positive driver to the Fund’s benchmark-relative
invests in other Russell Investment Company mutual funds (the	performance, as fixed income markets finished at 4.14% for the
“Underlying Funds”). The Underlying Funds employ a multi-	fiscal year as measured by the Fund’s benchmark.
manager approach whereby portions of the Underlying Funds	Global REITs (as represented by the FTSE EPRA/NAREIT
are allocated to different money managers. Underlying Fund	Developed Real Estate Index (Net)) finished the fiscal year up
assets not allocated to money managers are managed by Russell	9.84%, outperforming fixed income markets. This benefited the
Investment Management Company (“RIMCo”), the Fund’s and	Fund’s performance through its allocation to the Russell Global
Underlying Funds’ advisor. RIMCo, as the Underlying Funds’	Real Estate Securities Fund. Commodities largely underperformed
advisor, may change the allocation of the Underlying Funds’	broader equity and fixed income markets with a loss of 5.94%
assets among money managers at any time. An exemptive order	for the fiscal year (as represented by the Bloomberg Commodity
from the Securities and Exchange Commission (“SEC”) permits	Index Total Return). Thus, the Fund’s allocation to the Russell
RIMCo to engage or terminate a money manager in an Underlying	Commodity Strategies Fund was a headwind to Fund performance.
Fund at any time, subject to approval by the Underlying Fund’s	On August 1, 2014, the Russell Global Infrastructure Fund
Board, without a shareholder vote. Pursuant to the terms of the	was added as an Underlying Fund in which the Fund invests.
exemptive order, an Underlying Fund is required to notify its	This listed infrastructure exposure detracted from the Fund’s
shareholders within 90 days of when a money manager begins	performance during the period, as the S&P Global Infrastructure
providing services.	Index (Net) lost 0.24% from August 1, 2014 through October 31,
What is the Fund’s investment objective?	2014, while the Barclays U.S. Aggregate Index gained 1.40%
The Fund seeks to provide income and capital growth.	during the same period.
The Fund pursues this objective by investing in a diversified	Fixed income markets had overall positive performance for the
portfolio that, as of October 31, 2014, consisted of 27% equity	fiscal year, as interest rates generally trended lower over the
Underlying Funds, 66% fixed income Underlying Funds and 7%	period, providing a tailwind to aggregate fixed income markets.
alternative Underlying Funds.	During the fiscal year, the Fund had a strategic allocation to short duration fixed income, as represented by its allocation to
How did the Fund perform relative to its benchmark for the	the Russell Short Duration Bond Fund, which in a lower yield
fiscal year ended October 31, 2014?	environment detracted from the Fund’s benchmark-relative
For the fiscal year ended October 31, 2014, the Fund’s Class	performance.
A, Class R1, Class R4 and Class R5 Shares gained 4.75%,
5.00%, 4.81% and 4.43%, respectively. This is compared to the	How did the investment strategies and techniques employed
Fund’s primary benchmark, the Barclays U.S. Aggregate Bond	by the Fund and the Underlying Funds affect the Fund’s
Index, which gained 4.14% during the same period. The Fund’s	performance?
performance includes operating expenses, whereas index returns	The Fund is a fund of funds and its performance is based on
are unmanaged and do not include expenses of any kind.	RIMCo’s strategic asset allocations and the performance of the
For the fiscal year ended October 31, 2014, the Morningstar®	Underlying Funds in which the Fund invests.
Retirement Income gained 5.23%. This result serves as a peer	The Fund’s strategic allocation to fixed income Underlying
comparison and is expressed net of operating expenses.	Funds negatively impacted its benchmark-relative performance.
Allocations to the Russell Global Opportunistic Credit Fund (an
The Fund’s outperformance relative to the Barclays U.S.	Underlying Fund after August 1, 2014) and Russell Short Duration
Aggregate Bond Index was due to the Fund’s out-of-benchmark	Bond Fund detracted, as these Underlying Funds underperformed
allocation to equity and global real estate Underlying Funds,	the Fund’s benchmark. In particular, the Russell Short Duration
which outperformed fixed income Underlying Funds over the	Bond Fund underperformed the Fund’s benchmark, as having
period.	a strategic short duration bias over the year was a headwind as
How did the market conditions described in the Market	interest rates generally moved lower. Allocations to the Russell
Summary report affect the Fund’s performance?	Strategic Bond Fund and Russell Investment Grade Bond Fund
It was a positive equity market for the fiscal year ending October	were slightly positive from a benchmark-relative perspective.
31, 2014. U.S. equities returned 16.07% over the period (as	Results of Underlying Fund active management were positive.
measured by the Russell 3000® Index), while non-U.S. equities	For the Russell Strategic Bond Fund, exposure to non-agency
returned 0.17% (as measured by the Russell Developed ex-U.S.	mortgages and emerging market debt were key contributors to
Large Cap Index). The outperformance of U.S. equities over fixed	the Underlying Fund’s benchmark-relative outperformance.

In Retirement Fund 197

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

Currency selection was also positive, particularly a long U.S.	while the Russell Global Real Estate Securities Fund and
Dollar position versus short positions to the Australian Dollar	Russell Global Infrastructure Fund (after August 1, 2014)
Euro, and Japanese Yen.	outperformed their respective asset class benchmarks. For the
With respect to the Fund’s global equity exposure, the Fund’s	Russell Commodity Strategies Fund, an overweight to energy
strategic allocations to the Russell Emerging Markets Fund,	commodities detracted from Fund performance. For the Russell
Russell International Developed Markets Fund (an Underlying	Global Real Estate Securities Fund, security selection within the
Fund until August 1, 2014) and Select International Equity Fund	U.S. was positive while an overweight to and security selection
(an Underlying Fund after August 1, 2014) detracted from the	within Japan detracted from performance.
Fund’s benchmark-relative performance, while its allocation to	Describe any changes to the Fund’s structure or allocation
the Russell Global Equity Fund positively impacted performance.	to the Underlying Funds.
From an active management standpoint, the Select International	On August 1, 2014, RIMCo modified the Fund’s target asset
Equity Fund underperformed the broad non-U.S. equity market	allocation and as a result, the Fund increased its exposure to
as represented by the Russell Developed ex-U.S. Large Cap™	equity and alternative Underlying Funds and decreased its
Index Net, while the Russell Global Equity Fund performed in-	exposure to fixed income Underlying Funds. In connection with
line with the broad global equity market as represented by the	this change, on August 1, 2014, the Russell U.S. Core Equity
Russell Developed Large Cap Net Index. The Russell Emerging	Fund and Russell International Developed Markets Fund were
Markets Fund underperformed its emerging markets benchmark.	replaced as Underlying Funds with the Select U.S. Equity Fund
For the Select International Equity Fund, a bias toward low	and Select International Equity Fund, respectively. The Fund
price-to-book ratio stocks detracted from the Underlying Fund’s	also added an allocation to the Russell Global Infrastructure
benchmark-relative performance as lower price-to-book stocks	Fund and Russell Global Opportunistic Credit Fund to provide
strongly underperformed the market in non-U.S. developed	further diversification.
regions. For the Russell Emerging Markets Fund, unsuccessful
stock selection in China, South Korea, Russia, and Taiwan were	On July 9, 2014, the Fund implemented a 0.40% underweight to
detractors from performance.	the Russell Commodity Strategies and 0.20% underweight to the
Russell Global Real Estate Securities Funds, driven by limited
The Fund’s strategic allocation to U.S. large cap equity Underlying	commodity price appreciation expectations over the medium
Funds benefited the Fund’s benchmark-relative performance, as	term and caution over the interest rate sensitivity of REITs in
broad U.S. equities outperformed core fixed income for the period.	an environment of potential rising interest rates. This was offset
From an active management perspective, each of the large cap	by a 0.60% overweight to the Russell Global Equity Fund. This
U.S. equity Underlying Funds underperformed its respective U.S.	contributed positively to Fund performance during the period, as
equity market segment as represented by its primary benchmark.	commodities and global REITs underperformed global equities.
In particular, the Select U.S. Equity Fund (an Underlying Fund
after August 1, 2014) underperformed during the period it was an	On October 30, 2014, the Fund implemented a 0.20% overweight
Underlying Fund, driven by an overweight to stocks with lower	to the Select U.S. Equity Fund and away from the Russell Global
than benchmark valuation ratios (lower price-to-earnings, price-	Infrastructure Fund based on a cautious stance to interest
to-book, and price-to-cash flow ratios). In addition, the Fund’s	rate sensitive asset classes in a potentially rising interest rate
strategic allocation to the Russell U.S. Small Cap Equity Fund	environment.
benefited the Fund’s benchmark-relative performance, though	The views expressed in this report reflect those of the portfolio the Underlying Fund underperformed its Russell 2000® Index
managers only through the end of the period covered by
benchmark.	the report. These views do not necessarily represent the
The Fund’s strategic allocation to alternative Underlying Funds	views of RIMCo, or any other person in RIMCo or any other
had a mixed impact on benchmark-relative performance. The	affiliated organization. These views are subject to change
Fund’s allocation to the Russell Global Real Estate Securities	at any time based upon market conditions or other events,
Fund was positive, while the allocations to the Russell Global	and RIMCo disclaims any responsibility to update the views
Infrastructure Fund (an Underlying Fund after August 1, 2014)	contained herein. These views should not be relied on as
and Russell Commodity Strategies Fund were negative. From an	investment advice and, because investment decisions for
active management standpoint, performance of these Underlying	a Russell Investment Company (“RIC”) Fund are based on
Funds was generally mixed. The Russell Commodity Strategies	numerous factors, should not be relied on as an indication
Fund underperformed its respective asset class benchmark	of investment decisions of any RIC Fund.

198 In Retirement Fund

Russell Investment Company
In Retirement Fund

Portfolio Management Discussion and Analysis, continued — October 31, 2014 (Unaudited)

*	Assumes initial investment on March 31, 2008.
**	The Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.
‡	The Fund first issued Class A Shares on February 25, 2011. The returns shown for Class A Shares prior to that date are the returns of Class R2 Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%.
‡‡	The Fund first issued Class R4 and Class R5 Shares on October 1, 2014. The returns shown for Class R4 and Class R5 Shares prior to that date are the returns of the Fund’s Class R2 and Class R3 Shares, respectively.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

In Retirement Fund 199

Russell Investment Company In Retirement Fund

Shareholder Expense Example — October 31, 2014 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur ongoing costs, including	addition, if these transactional costs were included, your costs
distribution (12b-1) and/or service fees and other Fund expenses.	would have been higher.

The Example is intended to help you understand your ongoing			Hypothetical
costs (in dollars) of investing in the Fund and to compare these			Performance (5%
costs with the ongoing costs of investing in other mutual funds.		Actual	return before
The Example is based on an investment of $1,000 invested at the	Class A	Performance	expenses)
Beginning Account Value
beginning of the period and held for the entire period indicated,	May 1, 2014	$1,000.00	$1,000.00
which for this Fund is from May 1, 2014 to October 31, 2014.	Ending Account Value
	October 31, 2014	$1,017.90	$1,023.95
Actual Expenses	Expenses Paid During Period*	$1.27	$1.28
The information in the table under the heading “Actual
Performance” provides information about actual account values	* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average
and actual expenses. You may use the information in this column,	account value over the period, multiplied by 184/365 (to reflect the one-half
together with the amount you invested, to estimate the expenses	year period).
that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000			Hypothetical
Performance (5%
= 8.6), then multiply the result by the number in the first column		Actual	return before
in the row entitled “Expenses Paid During Period” to estimate	Class R1	Performance	expenses)
the expenses you paid on your account during this period.	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
Hypothetical Example for Comparison Purposes	Ending Account Value
	October 31, 2014	$1,019.50	$1,025.21
The information in the table under the heading “Hypothetical	Expenses Paid During Period*	$—	$—
Performance (5% return before expenses)” provides information
about hypothetical account values and hypothetical expenses	* There were no expenses charged to the Class.
based on the Fund’s actual expense ratio and an assumed rate of
Hypothetical
return of 5% per year before expenses, which is not the Fund’s			Performance (5%
actual return. The hypothetical account values and expenses		Actual	return before
may not be used to estimate the actual ending account balance or	Class R4(1)	Performance	expenses)
expenses you paid for the period. You may use this information	Beginning Account Value
	May 1, 2014	$1,000.00	$1,000.00
to compare the ongoing costs of investing in the Fund and other	Ending Account Value
funds. To do so, compare this 5% hypothetical example with the	October 31, 2014	$1,019.10	$1,023.95
5% hypothetical examples that appear in the shareholder reports	Expenses Paid During Period*	$1.27	$1.28
of other funds.
* Expenses are equal to the Fund's annualized expense ratio of 0.25%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1) As of October 1, 2014, Class R2 Shares were reclassified as Class R4
Shares, and all Class R2 shareholders were issued shares of Class R4. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R2 Shares for the period May 1 through
October 1, 2014, and Class R4 Shares for the period October 2, 2014 through
October 31, 2014.

200 In Retirement Fund

Russell Investment Company In Retirement Fund

Shareholder Expense Example, continued — October 31, 2014 (Unaudited)

		Hypothetical
		Performance (5%
	Actual	return before
Class R5(2)	Performance	expenses)
Beginning Account Value
May 1, 2014	$1,000.00	$1,000.00
Ending Account Value
October 31, 2014	$1,016.90	$1,022.68
Expenses Paid During Period*	$2.54	$2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50%
(representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) As of October 1, 2014, Class R3 Shares were reclassified as Class R5
Shares, and all Class R3 shareholders were issued shares of Class R5. The shareholder expense example for the period ended October 31, 2014 reflects the expenses and performance of Class R3 Shares for the period May 1 through
October 1, 2014, and Class R5 Shares for the period October 2, 2014 through
October 31, 2014.

In Retirement Fund 201

Russell Investment Company

In Retirement Fund

Schedule of Investments — October 31, 2014

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
		Fair			Fair
		Value			Value
	Shares	$		Shares	$
Investments 100.0%			Fixed Income - 65.9%
Other Russell Investment Company			Russell Global Opportunistic Credit Fund	103,709	1,037
Series Mutual Funds - Class Y			Russell Investment Grade Bond Fund	227,163	5,109
Shares			Russell Short Duration Bond Fund	184,256	3,567
			Russell Strategic Bond Fund	971,051	10,827
Alternative - 5.8%					20,540
Russell Commodity Strategies Fund	71,394	551	International Equities - 13.3%
Russell Global Infrastructure Fund	48,271	625	Russell Emerging Markets Fund	32,823	613
Russell Global Real Estate Securities Fund	15,269	622	Russell Global Equity Fund	119,191	1,405
		1,798	Select International Equity Fund	225,047	2,120
Domestic Equities - 15.0%					4,138
Russell U.S. Defensive Equity Fund	16,850	776
Russell U.S. Dynamic Equity Fund	29,396	373	Total Investments 100.0%
Russell U.S. Small Cap Equity Fund	18,109	566	(identified cost $26,607)		31,146
Select U.S. Equity Fund	283,901	2,955	Other Assets and Liabilities, Net
		4,670	-(0.0%)		(5)
			Net Assets - 100.0%		31,141

Presentation of Portfolio Holdings

Categories	% of Net Assets
Alternative		5.8
Domestic Equities		15.0
Fixed Income		65.9
International Equities		13.3
Total Investments		100.0
Other Assets and Liabilities, Net		(—*)
		100.0
* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

202 In Retirement Fund

Russell Investment Company

In Retirement Fund

Statement of Assets and Liabilities — October 31, 2014

Amounts in thousands
Assets
Investments, at identified cost	$26,607
Investments, at fair value	31,146
Receivables:
Investments sold	116
Fund shares sold	19
Total assets	31,281
Liabilities
Payables:
Fund shares redeemed	134
Accrued fees to affiliates	6
Total liabilities	140
Net Assets	$31,141
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	6,949
Unrealized appreciation (depreciation) on investments	4,539
Shares of beneficial interest	29
Additional paid-in capital	19,623
Net Assets	$31,141
Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.88
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.54
Class A — Net assets	$486,032
Class A — Shares outstanding ($.01 par value)	44,662
Net asset value per share: Class R1(#)	$10.72
Class R1 — Net assets	$14,897,021
Class R1 — Shares outstanding ($.01 par value)	1,389,075
Net asset value per share: Class R4(#)	$10.73
Class R4 — Net assets	$5,804,118
Class R4 — Shares outstanding ($.01 par value)	541,104
Net asset value per share: Class R5(#)	$10.70
Class R5 — Net assets	$9,953,704
Class R5 — Shares outstanding ($.01 par value)	929,960
(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 203

Russell Investment Company

In Retirement Fund

Statement of Operations — For the Period Ended October 31, 2014

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$846

Expenses
Distribution fees - Class A	1
Distribution fees - Class R3	31
Distribution fees - Class R5	2
Shareholder servicing fees - Class R2	15
Shareholder servicing fees - Class R3	31
Shareholder servicing fees - Class R4	1
Shareholder servicing fees - Class R5	2
Total expenses	83
Net investment income (loss)	763

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,495
Capital gain distributions from Underlying Funds	361
Net realized gain (loss)	7,856
Net change in unrealized appreciation (depreciation) on investments	(6,489)
Net realized and unrealized gain (loss)	1,367
Net Increase (Decrease) in Net Assets from Operations	$2,130

See accompanying notes which are an integral part of the financial statements.

204 In Retirement Fund

Russell Investment Company

In Retirement Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$763	$1,928
Net realized gain (loss)	7,856	2,917
Net change in unrealized appreciation (depreciation)	(6,489)	(994)
Net increase (decrease) in net assets from operations	2,130	3,851
Distributions
From net investment income
Class A	(8)	(25)
Class R1	(486)	(1,058)
Class R2	(91)	(274)
Class R3	(179)	(551)
Class R4	(17)	—
Class R5	(24)	—
From net realized gain
Class A	(21)	(4)
Class R1	(1,259)	(151)
Class R2	(273)	(44)
Class R3	(729)	(95)
Net decrease in net assets from distributions	(3,087)	(2,202)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(24,603)	(16,981)

Total Net Increase (Decrease) in Net Assets	(25,560)	(15,332)

Net Assets
Beginning of period	56,701	72,033
End of period	$31,141	$56,701
Undistributed (overdistributed) net investment income included in net assets	$1	$43

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 205

Russell Investment Company In Retirement Fund

Statements of Changes in Net Assets, continued

* Share transaction amounts (in thousands) for the periods ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Proceeds from reinvestment of distributions	3	29	3	29
Payments for shares redeemed	(3)	(29)	(55)	(601)
Net increase (decrease)	—	—	(52)	(572)
Class R1
Proceeds from shares sold	494	5,253	821	8,761
Proceeds from reinvestment of distributions	167	1,739	115	1,206
Payments for shares redeemed	(1,973)	(21,007)	(1,693)	(18,011)
Net increase (decrease)	(1,312)	(14,015)	(757)	(8,044)
Class R2
Proceeds from shares sold	261	2,766	264	2,817
Proceeds from reinvestment of distributions	35	364	30	318
Payments for shares redeemed	(1,013)	(10,830)	(614)	(6,537)
Net increase (decrease)	(717)	(7,700)	(320)	(3,402)
Class R3
Proceeds from shares sold	212	2,253	860	9,148
Proceeds from reinvestment of distributions	87	907	62	646
Payments for shares redeemed	(2,041)	(21,663)	(1,387)	(14,757)
Net increase (decrease)	(1,742)	(18,503)	(465)	(4,963)
Class R4
Proceeds from shares sold	555	5,898	—	—
Proceeds from reinvestment of distributions	1	17	—	—
Payments for shares redeemed	(15)	(162)	—	—
Net increase (decrease)	541	5,753	—	—
Class R5
Proceeds from shares sold	961	10,191	—	—
Proceeds from reinvestment of distributions	2	24	—	—
Payments for shares redeemed	(33)	(353)	—	—
Net increase (decrease)	930	9,862	—	—
Total increase (decrease)	(2,300)	$(24,603)	(1,594)	$(16,981)

See accompanying notes which are an integral part of the financial statements.

206 In Retirement Fund

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Russell Investment Company

In Retirement Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(e)	Gain (Loss)	Operations	Investment Income	Realized Gain
Class A
October 31, 2014	11.05	.17	.33	.50	(.19)	(.48)
October 31, 2013	10.74	.36	.29	.65	(.29)	(.05)
October 31, 2012	10.10	.25	.55	.80	(.12)	(.04)
October 31, 2011(2)	10.25	.14	(.15)	(.01)	(.14)	—

Class R1
October 31, 2014	10.90	.21	.31	.52	(.22)	(.48)
October 31, 2013	10.60	.33	.34	.67	(.32)	(.05)
October 31, 2012	10.10	.27	.55	.82	(.28)	(.04)
October 31, 2011	10.28	.24	.07	.31	(.45)	(.04)
October 31, 2010	9.27	.27	1.04	1.31	(.30)	—

Class R4(3)
October 31, 2014	10.90	.17	.33	.50	(.19)	(.48)
October 31, 2013	10.60	.32	.32	.64	(.29)	(.05)
October 31, 2012	10.10	.27	.52	.79	(.25)	(.04)
October 31, 2011	10.28	.27	.01	.28	(.42)	(.04)
October 31, 2010	9.27	.28	1.01	1.29	(.28)	—

Class R5(4)
October 31, 2014	10.88	.16	.30	.46	(.16)	(.48)
October 31, 2013	10.58	.27	.34	.61	(.26)	(.05)
October 31, 2012	10.08	.24	.53	.77	(.23)	(.04)
October 31, 2011	10.27	.19	.07	.26	(.41)	(.04)
October 31, 2010	9.26	.23	1.04	1.27	(.26)	—

See accompanying notes which are an integral part of the financial statements.

208 In Retirement Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(c)(d)	(000)	Gross(f)(g)	Net(e)(f)(g)	Net Assets(b)(c)(e)	Turnover Rate(c)

(.67)	10.88	4.75	486.25		.25	1.60	34
(.34)	11.05	6.15	493.25		.25	3.30	19
(.16)	10.74	8.01	1,035.25		.25	2.43	20
(.14)	10.10	(.06)	1,012.25		.25	1.40	43

(.70)	10.72	5.00	14,897	—	—	1.95	34
(.37)	10.90	6.48	29,451	—	—	3.10	19
(.32)	10.60	8.32	36,665	—	—	2.66	20
(.49)	10.10	3.10	36,059	—	—	2.35	43
(.30)	10.28	14.43	736	2.13	—	2.80	52

(.67)	10.73	4.81	5,804.25		.25	1.56	34
(.34)	10.90	6.16	7,818.25		.25	2.95	19
(.29)	10.60	8.05	10,996.25		.25	2.59	20
(.46)	10.10	2.84	17,288.25		.25	2.60	43
(.28)	10.28	14.16	3,809	2.47	.25	2.86	52

(.64)	10.70	4.43	9,954.50		.50	1.47	34
(.31)	10.88	5.90	18,939.50		.50	2.57	19
(.27)	10.58	7.78	23,337.50		.50	2.35	20
(.45)	10.08	2.55	36,445.50		.50	1.90	43
(.26)	10.27	13.88	1,426	2.71	.50	2.39	52

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund 209

Russell Investment Company LifePoints® Funds

Notes to Financial Highlights — October 31, 2014

(1)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(2)	For the period February 28, 2011 (commencement of operations) to October 31, 2011.
(3)	As of October 1, 2014, Class R2 shares were reclassified as Class R4 shares and all shareholders were issued shares of Class R4. Class R2 shares are no longer offered. The financial highlights for the period ended October 31, 2014 reflect a consolidation of the financial activity of Class R2 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R4 shares for the period October 2, 2014 through October 31, 2014. All prior periods reflect the financial activity of Class R2 shares.
(4)	As of October 1, 2014, Class R3 shares were reclassified as Class R5 shares and all shareholders were issued shares of Class R5. Class R3 shares are no longer offered. The financial highlights for the period ended October 31, 2014 reflect a consolidation of the financial activity of Class R3 shares for the period November 1, 2013 through October 1, 2014 and the financial activity of Class R5 shares for the period October 2, 2014 through October 31, 2014. All prior periods reflect the financial activity of Class R3 shares.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The ratios for periods less than one year are not annualized.
(d)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”).
(f)	The ratios for periods less than one year are annualized.
(g)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h)	Less than $.01 per share.

210 Notes to Financial Highlights

Russell Investment Company LifePoints® Funds

Notes to Financial Statements — October 31, 2014

1. Organization
Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 39 different investment portfolios referred to as funds (each a “Fund” and collectively the “Funds”). These financial statements report on 15 of these Funds.
The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second
Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment
Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds
Each of the Target Portfolio Funds listed in the table below is a “fund of funds” and diversifies its assets by investing, at present, in shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. Each Fund currently intends to invest only in the Underlying Funds. The following table shows each Fund’s target strategic asset allocation to equity Underlying Funds, fixed income Underlying Funds and alternative Underlying Funds. The equity Underlying Funds in which the Funds may invest include the Russell U.S. Core Equity,
Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Small Cap Equity, Russell International Developed
Markets, Russell Global Equity and Russell Emerging Markets Funds. The fixed income Underlying Funds in which the Funds may invest include the Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell Short
Duration Bond Funds. The alternative Underlying Funds in which the Funds may invest include the Russell Commodity Strategies,
Russell Global Infrastructure, Russell Global Real Estate Securities and Russell Multi-Strategy Alternative Funds. Each Fund
intends its strategy of investing in combinations of equity, fixed income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments.
Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target asset allocation for any Fund, including changes to the Underlying Funds in which a Fund invests from time to time. RIMCo’s allocation decisions are generally based on capital markets research, including factors such as RIMCo’s outlook for the economy, financial markets generally, and/or relative market valuation of the asset classes represented by each Underlying Fund. A Fund’ actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income or alternative category level based on RIMCo’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.
In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current
Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.
The following table shows the Target Portfolio Funds’ target strategic asset allocations to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds as of March 1, 2014.
Asset Allocation Targets as of March 1, 2014*
Conservative	Moderate	Balanced	Growth	Equity Growth
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Underlying Funds**	10%	14%	14%	19%	19%
Equity Underlying Funds	18%	31%	54%	65%	73%
Fixed Income Underlying Funds	72%	55%	32%	16%	8%
*	Prospectus dated March 1, 2014. Actual asset allocation may vary.
**	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or that seek returns with a low correlation to global equity markets.

Target Date Funds
Each of the Target Date Funds listed in the table below is a “fund of funds” and seeks to achieve its objective by investing in shares of several of the Underlying Funds which represent various asset classes. Each Fund currently intends to invest only in the
Underlying Funds. The following table shows each Fund’s target strategic asset allocation to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds. The equity Underlying Funds in which the Funds may invest include the
Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Select U.S. Equity,	Russell U.S. Small Cap Equity, Russell Global
Equity, Select International Equity and Russell Emerging Markets Funds. The fixed income Underlying Funds in which the Funds

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may invest include the Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell
Short Duration Bond Funds. The alternative Underlying Funds in which the Funds may invest include the Russell Commodity
Strategies, Russell Global Infrastructure and Russell Global Real Estate Securities Funds. The 2015 Strategy, 2020 Strategy,
2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and 2055 Strategy Funds are referred to herein as the “Strategy Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated in the Fund name, the “target year,” at which time the allocation will remain fixed. The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the Underlying Funds in which it invests does not shift over time. The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. RIMCo may modify the target asset allocation for any Fund, including changes to the Underlying Funds in which a Fund invests, from time to time. RIMCo’s allocation decisions are generally based on strategic capital markets research including factors such as RIMCo’s outlook for the economy, financial markets generally, and/or relative market valuation of the asset classes represented by each Underlying Fund. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 5% at the equity, fixed income or alternative category level based on
RIMCo’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying
Funds in a given year or such changes may be made one or more times in a year.
In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current
Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.
The following table shows the Target Date Funds’ approximate expected allocations to equity Underlying Funds, fixed income
Underlying Funds and alternative Underlying Funds effective on or about August 1, 2014.
		Asset Allocation Targets as of August 1, 2014*
	2015	2020	2025	2030	2035
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund
Alternative Underlying Funds**	7%	7%	8%	8%	10%
Equity Underlying Funds	29%	39%	49%	62%	77%
Fixed Income Underlying Funds	64%	54%	43%	30%	13%
		Asset Allocation Targets as of August 1, 2014*
	2040	2045	2050	2055	In Retirement
Underlying Funds	Strategy Fund	Strategy Fund	Strategy Fund	Strategy Fund	Fund
Alternative Underlying Funds**	11%	11%	11%	11%	7%
Equity Underlying Funds	82%	82%	82%	82%	27%
Fixed Income Underlying Funds	7%	7%	7%	7%	66%
*	Prospectus dated March 1, 2014 as supplemented through August 1, 2014.
**	Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or that seek returns with a low correlation to global equity markets.

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation
The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each
Underlying Fund.
Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk
(e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular
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valuation technique). Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy of inputs is summarized in the three broad levels listed below.
• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.
• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.
• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by Russell Fund Services Company ("RFSC"), acting at the discretion of the Board, that are used in determining the fair value of investments.
All the Funds' investments for the period ended October 31, 2014, were valued using Level 1 inputs.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value
(“NAV”) stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular
Underlying Fund.

Investment Income
Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.
For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code
(the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.
Each Fund files a U.S. tax return. At October 31, 2014, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended October 31, 2011 through October 31, 2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

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The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class R4, Class R5 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause an Underlying Fund to underperform other types of investments.

3. Investment Transactions

Securities

During the period ended October 31, 2014, purchases and sales of the Underlying Funds were as follows:

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	Purchases	Sales
Conservative Strategy Fund	$143,089,298	$216,608,816
Moderate Strategy Fund	129,044,471	259,463,115
Balanced Strategy Fund	706,753,139	1,161,463,228
Growth Strategy Fund	516,337,899	715,252,777
Equity Growth Strategy Fund	235,483,466	369,314,989
2015 Strategy Fund	14,317,800	25,131,031
2020 Strategy Fund	66,898,559	149,928,524
2025 Strategy Fund	26,818,469	39,752,591
2030 Strategy Fund	92,100,995	151,240,285
2035 Strategy Fund	22,810,985	26,648,934
2040 Strategy Fund	78,358,836	119,286,962
2045 Strategy Fund	12,359,731	15,351,235
2050 Strategy Fund	15,495,125	20,614,000
2055 Strategy Fund	3,926,522	3,468,009
In Retirement Fund	14,905,290	41,475,465

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent

RIMCo advises the Funds and RFSC is the Funds’ administrator and transfer and disbursing agent. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company as of October 31, 2014). Frank Russell Company provides ongoing money manager research to RIC and RIMCo. Please refer to note 10, Subsequent Events for an update regarding this information.

Target Portfolio Funds

With respect to the Target Portfolio Funds, the advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2014:

	Advisory	Administrative
Conservative Strategy Fund	$1,097,823	$250,206
Moderate Strategy Fund	1,792,010	408,469
Balanced Strategy Fund	7,475,512	1,703,615
Growth Strategy Fund	4,738,131	1,079,627
Equity Growth Strategy Fund	2,002,630	456,436

RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended October 31, 2014:

Amount
Conservative Strategy Fund	$1,097,823
Moderate Strategy Fund	1,792,010
Balanced Strategy Fund	7,475,512
Growth Strategy Fund	4,738,131
Equity Growth Strategy Fund	2,002,630

Target Date Funds

For the 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy, 2055 Strategy and In Retirement Funds, effective October 1, 2010, RIMCo agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne directly by the Funds.

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Waivers and Reimbursements

Target Portfolio Funds

Until February 28, 2015, RIMCo has contractually agreed to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Until February 28, 2015, RFSC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, R2, R3, R4 and R5 Shares. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2015, RFSC has contractually agreed to waive 0.02% of its transfer agency fees for Class A, C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

As of October 31, 2014, RIMCo and RFSC waived the following expenses:

	RIMCo Waiver	RFSC Waiver	Total
Conservative Strategy Fund	$971,465	$212,113	$1,183,578
Moderate Strategy Fund	1,464,383	339,764	1,804,147
Balanced Strategy Fund	5,500,668	1,449,874	6,950,542
Growth Strategy Fund	3,525,900	924,148	4,450,048
Equity Growth Strategy Fund	1,535,205	426,887	1,962,092

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for the Investment Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has distribution plans pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act. Under the Plans, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plans, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C, Class R3 and Class R5 Shares subject to the Plans. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A, Class R3 or Class R5 Shares or 0.75% of the average daily net assets of a Fund’s Class C Shares on an annual basis.

Under the Plan for Class R4 and Class R5 Shares, the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class R4 and Class R5 Shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class R4 and Class R5 Shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 Shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 Shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2, Class R3, Class R4 and Class R5 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2, Class R3, Class R4 or Class R5 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

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For the period ended October 31, 2014, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares
Balanced Strategy Fund	$766
Equity Growth Strategy Fund	4,935

For the period ended October 31, 2014, the sales commissions paid to the selling agents for the sale of Class A Shares were as follows:

	Aggregate	Class A Front-End
	Front-End	Sales Charges
	Sales Charges	Retained by
	on Class A Shares	Distributor
Conservative Strategy Fund	$294,902	$55,425
Moderate Strategy Fund	569,706	99,799
Balanced Strategy Fund	2,803,851	481,564
Growth Strategy Fund	2,313,415	377,710
Equity Growth Strategy Fund	598,442	98,174
2030 Strategy Fund	248	32
2040 Strategy Fund	293	38

Accrued Fees Payable to Affiliates
Accrued fees payable to affiliates for the period ended October 31, 2014, were as follows:

	Conservative Moderate Strategy Balanced Strategy Growth Strategy			Equity Growth
	Strategy Fund	Fund	Fund	Fund	Strategy Fund
Advisory fees	$6,057	$19,559	$146,259	$93,069	$39,295
Administration fees	19,046	30,325	125,737	80,333	32,865
Distribution fees	165,450	244,825	1,031,252	647,312	260,446
Shareholder servicing fees	60,138	88,657	346,807	218,595	94,927
Transfer agent fees	71,871	114,878	468,423	297,135	120,579
Trustee fees	2,101	3,245	12,629	7,477	3,335
	$324,663	$501,489	$2,131,107	$1,343,921	$551,447

	2015 Strategy 2020 Strategy 2025 Strategy 2030 Strategy			2035 Strategy
	Fund	Fund	Fund	Fund	Fund
Distribution fees	$1,906	$7,962	$2,434	$8,640	$2,267
Shareholder servicing fees	3,244	11,006	4,043	11,768	3,841
	$5,150	$18,968	$6,477	$20,408	$6,108

	2040 Strategy 2045 Strategy 2050 Strategy 2055 Strategy
	Fund	Fund	Fund	Fund	In Retirement Fund
Distribution fees	$5,425	$844	$1,095	$136	$2,202
Shareholder servicing fees	7,566	1,678	1,541	452	3,333
	$12,991	$2,522	$2,636	$588	$5,535

Board of Trustees
The Russell Fund Complex consists of RIC, which has 39 funds, Russell Investment Funds (“RIF”), which has 9 funds and Russell
Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the Trustees is a Trustee of RIC, RIF and RET. During the
period, the Russell Fund Complex paid each of its independent Trustees a retainer of $87,000 per year (effective January 1, 2014,
$96,000); each of its interested Trustees a retainer of $75,000 per year; and each Trustee $7,000 for each regularly scheduled meeting attended in person and $3,500 for each special meeting and the Annual 38a-1 meeting attended in person, and for each
Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee

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meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $12,000 per year. The chairman of the Board receives additional annual compensation of $75,000 (effective January 1, 2014, $85,000). Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for service as a Trustee.

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended October 31, 2014 with Underlying Funds which are, or were, an affiliated company are as follows:

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Conservative Strategy Fund
Russell Commodity Strategies Fund	$7,779	$1,460	$1,912	$(172)	$—	$—
Russell Global Infrastructure Fund	20,015	11,653	7,461	452	829	363
Russell Global Real Estate Securities Fund	6,718	1,930	2,799	921	345	543
Russell U.S. Core Equity Fund	13,374	1,722	3,009	1,778	183	—
Russell Multi-Strategy Alternative Fund	10,538	784	1,856	31	134	—
Russell U.S. Defensive Equity Fund	18,736	10,628	8,420	1,036	270	—
Russell U.S. Small Cap Equity Fund	10,761	12,720	2,229	29	—	—
Russell U.S. Dynamic Equity Fund	10,697	7,919	3,387	141	481	181
Russell Global Opportunistic Credit Fund	21,225	13,036	3,438	1	904	67
Russell Investment Grade Bond Fund	68,838	3,062	53,799	573	1,188	—
Russell Short Duration Bond Fund	137,534	51,665	20,639	20	1,700	149
Russell Strategic Bond Fund	153,380	8,067	82,020	868	2,960	918
Russell Emerging Markets Fund	10,597	12,315	2,071	74	—	—
Russell Global Equity Fund	21,386	3,209	7,472	2,412	260	392
Russell International Developed Markets Fund	18,526	2,919	6,757	1,176	526	—
	$530,104	$143,089	$207,269	$9,340	$9,780	$2,613
Moderate Strategy Fund
Russell Commodity Strategies Fund	$18,244	$1,846	$3,184	$(303)	$—	$1
Russell Global Infrastructure Fund	40,480	14,991	12,187	833	1,899	889
Russell Global Real Estate Securities Fund	17,246	3,653	5,503	1,788	859	1,334
Russell U.S. Core Equity Fund	42,918	4,209	8,593	3,848	598	—
Russell Multi-Strategy Alternative Fund	25,283	911	3,461	53	328	—
Russell U.S. Defensive Equity Fund	38,672	15,627	18,469	3,166	616	—
Russell U.S. Dynamic Equity Fund	21,437	7,889	5,583	323	1,564	594
Russell U.S. Small Cap Equity Fund	34,647	30,836	5,094	1	424	835
Russell Global Opportunistic Credit Fund	33,832	20,060	4,935	4	1,475	109
Russell Investment Grade Bond Fund	151,704	3,834	45,822	671	2,506	—
Russell Strategic Bond Fund	277,882	8,790	78,636	1,094	5,195	1,413
Russell Emerging Markets Fund	32,986	9,346	8,686	(420)	292	958
Russell Global Equity Fund	51,403	2,972	19,103	7,663	710	1,073
Russell International Developed Markets Fund	58,544	4,080	18,237	3,249	1,726	—
	$845,278	$129,044	$237,493	$21,970	$18,192	$7,206
Balanced Strategy Fund
Russell Commodity Strategies Fund	$64,525	$3,141	$51,454	$(7,704)	$—	$5
Russell Global Infrastructure Fund	161,356	49,494	51,929	4,588	8,094	3,918
Russell Global Real Estate Securities Fund	54,659	11,460	22,047	8,773	3,001	4,698
Russell Multi-Strategy Alternative Fund	105,696	2,369	8,604	85	1,355	—
Russell U.S. Core Equity Fund	290,021	6,264	56,506	33,426	4,056	—
Russell U.S. Defensive Equity Fund	246,099	119,622	98,586	10,339	3,672	—
Russell U.S. Small Cap Equity Fund	256,762	174,862	28,103	2,494	5,277	10,397
Russell U.S. Dynamic Equity Fund	253,117	81,049	42,290	8,005	17,845	6,763
Russell Global Opportunistic Credit Fund	142,056	45,194	17,758	(28)	6,768	676
Russell Strategic Bond Fund	990,254	26,377	402,263	11,965	19,128	5,679
Russell Emerging Markets Fund	239,639	105,300	36,892	3,041	1,539	5,043

218 Notes to Financial Statements

Russell Investment Company LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

				Realized Gain	Income	Capital Gains
	Fair Value	Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell International Developed Markets Fund	394,140	13,728	136,913	30,099	12,494	—
Russell Global Equity Fund	361,245	67,893	90,138	12,897	3,721	5,623
	$3,559,569	$706,753	$1,043,483	$117,980	$86,950	$42,802
Growth Strategy Fund
Russell Commodity Strategies Fund	$79,568	$4,753	$31,111	$(4,417)	$—	$5
Russell Global Infrastructure Fund	126,465	26,349	32,687	3,051	6,505	3,197
Russell Global Real Estate Securities Fund	52,527	9,136	18,294	3,480	2,644	4,025
Russell Multi-Strategy Alternative Fund	89,795	2,772	4,781	14	1,116	—
Russell U.S. Defensive Equity Fund	169,221	74,131	59,054	5,666	2,509	—
Russell U.S. Core Equity Fund	209,200	3,140	62,774	34,558	2,949	—
Russell U.S. Dynamic Equity Fund	185,451	52,996	25,573	4,754	13,289	5,038
Russell U.S. Small Cap Equity Fund	212,483	134,028	17,811	1,129	4,692	9,243
Russell Global Opportunistic Credit Fund	135,520	56,823	14,523	(103)	6,221	556
Russell Strategic Bond Fund	224,477	8,177	140,436	6,272	4,570	1,512
Russell Emerging Markets Fund	199,047	90,361	26,397	2,313	1,209	3,964
Russell Global Equity Fund	300,994	41,795	65,730	10,214	3,195	4,827
Russell International Developed Markets Fund	297,780	11,877	122,409	26,742	10,018	—
	$2,282,528	$516,338	$621,580	$93,673	$58,917	$32,367
Equity Growth Strategy Fund
Russell Commodity Strategies Fund	$22,110	$1,601	$30,598	$(4,496)	$—	$2
Russell Global Infrastructure Fund	51,895	11,434	16,467	1,493	2,766	1,368
Russell Global Real Estate Securities Fund	19,153	4,287	16,207	5,997	1,306	2,373
Russell Multi-Strategy Alternative Fund	45,798	2,005	7,234	57	597	—
Russell U.S. Core Equity Fund	95,157	1,570	38,232	21,668	1,387	—
Russell U.S. Defensive Equity Fund	64,310	26,816	27,817	2,745	1,000	—
Russell U.S. Dynamic Equity Fund	95,192	22,314	24,498	3,785	8,175	3,107
Russell U.S. Small Cap Equity Fund	96,890	58,295	12,406	1,113	2,461	4,848
Russell Global Opportunistic Credit Fund	73,519	35,934	13,743	(2)	3,455	298
Russell Emerging Markets Fund	91,988	29,746	15,835	822	706	2,315
Russell Global Equity Fund	133,077	34,527	41,609	5,040	1,355	2,047
Russell International Developed Markets Fund	150,767	6,954	76,394	10,053	5,227	—
	$939,856	$235,483	$321,040	$48,275	$28,435	$16,358
2015 Strategy Fund
Russell Commodity Strategies Fund	$418	$191	$773	$(59)	$—	$—
Russell Global Infrastructure Fund	479	655	176	(2)	2	—
Russell Global Real Estate Securities Fund	479	253	595	122	38	60
Russell U.S. Core Equity Fund	—	195	981	867	14	—
Russell U.S. Defensive Equity Fund	615	264	1,093	707	21	—
Russell U.S. Dynamic Equity Fund	311	239	703	118	72	28
Russell U.S. Small Cap Equity Fund	477	293	468	120	37	72
Select U.S. Equity Fund	2,512	2,967	554	11	6	—
Russell Global Opportunistic Credit Fund	817	980	149	(3)	12	—
Russell Investment Grade Bond Fund	3,829	812	4,012	87	88	—
Russell Short Duration Bond Fund	2,594	2,217	1,016	1	27	2
Russell Strategic Bond Fund	8,645	1,707	7,042	203	207	56
Russell Emerging Markets Fund	524	346	342	13	5	16
Russell Global Equity Fund	1,210	618	1,254	268	19	30
Russell International Developed Markets Fund	—	417	2,373	896	62	—
Select International Equity Fund	1,791	2,164	266	(15)	—	—
	$24,701	$14,318	$21,797	$3,334	$610	$264
2020 Strategy Fund
Russell Commodity Strategies Fund	$1,975	$450	$5,236	$(548)	$—	$—
Russell Global Infrastructure Fund	2,332	3,161	826	(3)	10	—
Russell Global Real Estate Securities Fund	2,340	964	2,764	1,488	217	358
Russell U.S. Core Equity Fund	—	579	6,533	7,641	104	—
Russell U.S. Defensive Equity Fund	2,977	529	5,371	5,597	120	—

				Notes to Financial Statements 219

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

				Realized Gain	Income	Capital Gains
Fair Value		Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell U.S. Dynamic Equity Fund	2,175	1,345	5,911	1,268	655	250
Russell U.S. Small Cap Equity Fund	3,549	1,423	2,463	1,320	282	556
Select U.S. Equity Fund	14,984	17,427	3,035	55	34	—
Russell Global Opportunistic Credit Fund	3,625	4,296	609	(9)	49	—
Russell Investment Grade Bond Fund	15,590	5,484	17,345	289	354	—
Russell Short Duration Bond Fund	6,291	7,459	1,151	(1)	28	—
Russell Strategic Bond Fund	36,354	4,795	44,381	2,657	1,043	315
Russell Emerging Markets Fund	3,665	2,043	2,477	202	39	126
Russell Global Equity Fund	7,598	2,398	6,223	1,986	126	190
Russell International Developed Markets Fund	—	1,418	15,369	6,978	455	—
Select International Equity Fund	11,107	13,128	1,353	(38)	—	—
	$114,562	$66,899	$121,047	$28,882	$3,516	$1,795
2025 Strategy Fund
Russell Commodity Strategies Fund	$642	$313	$1,584	$(164)	$—	$—
Russell Global Infrastructure Fund	758	964	206	(1)	3	—
Russell Global Real Estate Securities Fund	760	386	814	166	53	81
Russell U.S. Core Equity Fund	—	438	2,864	2,280	39	—
Russell U.S. Defensive Equity Fund	930	339	1,701	1,192	33	—
Russell U.S. Dynamic Equity Fund	897	704	2,346	463	233	89
Russell U.S. Small Cap Equity Fund	1,524	884	914	130	76	149
Select U.S. Equity Fund	5,509	6,042	749	13	12	—
Russell Global Opportunistic Credit Fund	1,021	1,153	115	(2)	13	—
Russell Investment Grade Bond Fund	4,068	4,351	1,306	(8)	36	—
Russell Strategic Bond Fund	9,486	3,500	12,495	270	256	72
Russell Emerging Markets Fund	1,514	998	733	36	11	36
Russell Global Equity Fund	2,864	1,006	1,633	280	34	51
Russell International Developed Markets Fund	—	893	5,342	1,926	132	—
Select International Equity Fund	4,226	4,847	384	(14)	—	—
	$34,199	$26,818	$33,186	$6,567	$931	$478
2030 Strategy Fund
Russell Commodity Strategies Fund	$2,217	$878	$9,130	$(1,055)	$—	$—
Russell Global Infrastructure Fund	2,855	3,882	1,025	(10)	13	—
Russell Global Real Estate Securities Fund	2,869	1,148	3,070	1,570	248	410
Russell U.S. Core Equity Fund	—	731	12,117	13,407	200	—
Russell U.S. Defensive Equity Fund	3,576	440	5,814	6,246	139	—
Russell U.S. Dynamic Equity Fund	4,311	2,255	10,484	2,295	1,216	465
Russell U.S. Small Cap Equity Fund	7,483	3,498	3,960	1,038	427	842
Select U.S. Equity Fund	24,219	26,307	3,041	36	55	—
Russell Global Opportunistic Credit Fund	2,919	3,319	352	(7)	39	—
Russell Investment Grade Bond Fund	5,521	6,293	825	4	25	—
Russell Strategic Bond Fund	28,193	12,269	30,779	538	714	190
Russell Emerging Markets Fund	7,605	4,650	3,137	186	58	189
Russell Global Equity Fund	13,056	3,332	6,143	1,736	167	251
Russell International Developed Markets Fund	—	2,081	24,021	10,135	704	—
Select International Equity Fund	18,636	21,018	1,276	(53)	—	—
	$123,460	$92,101	$115,174	$36,066	$4,005	$2,347
2035 Strategy Fund
Russell Commodity Strategies Fund	$609	$563	$1,867	$(164)	$—	$—
Russell Global Infrastructure Fund	751	936	185	(2)	3	—
Russell Global Real Estate Securities Fund	751	475	1,048	140	61	92
Russell U.S. Core Equity Fund	—	630	3,495	2,319	51	—
Russell U.S. Defensive Equity Fund	807	337	1,387	788	28	—
Russell U.S. Dynamic Equity Fund	1,233	904	2,609	476	278	106
Russell U.S. Small Cap Equity Fund	2,120	1,089	762	32	86	169
Select U.S. Equity Fund	6,490	6,586	350	2	14	—
Russell Global Opportunistic Credit Fund	227	244	14	—	3	—
Russell Strategic Bond Fund	3,317	1,677	1,429	(1)	51	12

220 Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

				Realized Gain	Income	Capital Gains
Fair Value		Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell Emerging Markets Fund	2,218	1,602	655	16	12	39
Russell Global Equity Fund	3,405	1,204	1,337	93	34	51
Russell International Developed Markets Fund	—	1,192	5,919	1,729	140	—
Select International Equity Fund	4,925	5,372	172	(8)	—	—
	$26,853	$22,811	$21,229	$5,420	$761	$469
2040 Strategy Fund
Russell Commodity Strategies Fund	$2,522	$1,114	$7,586	$(770)	$—	$—
Russell Global Infrastructure Fund	3,058	3,852	792	(7)	13	—
Russell Global Real Estate Securities Fund	3,074	1,338	3,565	1,474	274	436
Russell U.S. Core Equity Fund	—	902	12,452	12,666	216	—
Russell U.S. Defensive Equity Fund	3,063	474	4,824	4,916	118	—
Russell U.S. Dynamic Equity Fund	5,111	2,567	10,980	2,365	1,315	502
Russell U.S. Small Cap Equity Fund	8,701	4,351	3,618	532	407	803
Select U.S. Equity Fund	26,565	28,250	2,730	36	60	—
Russell Strategic Bond Fund	7,067	1,787	8,643	314	196	58
Russell Emerging Markets Fund	9,181	6,170	2,809	109	56	182
Russell Global Equity Fund	13,810	3,390	5,194	1,289	160	242
Russell International Developed Markets Fund	—	2,021	23,001	9,162	666	—
Select International Equity Fund	19,925	22,143	1,043	(36)	—	—
	$102,077	$78,359	$87,237	$32,050	$3,481	$2,223
2045 Strategy Fund
Russell Commodity Strategies Fund	$336	$343	$1,038	$(73)	$—	$—
Russell Global Infrastructure Fund	409	508	100	(1)	2	—
Russell Global Real Estate Securities Fund	411	269	605	50	32	48
Russell U.S. Core Equity Fund	—	351	1,940	1,217	26	—
Russell U.S. Defensive Equity Fund	410	206	819	407	14	—
Russell U.S. Dynamic Equity Fund	685	488	1,412	245	144	55
Russell U.S. Small Cap Equity Fund	1,171	695	500	21	45	88
Select U.S. Equity Fund	3,558	3,657	238	—	8	—
Russell Strategic Bond Fund	936	564	1,280	9	23	6
Russell Emerging Markets Fund	1,234	968	421	6	6	20
Russell Global Equity Fund	1,849	726	787	55	18	27
Russell International Developed Markets Fund	—	645	3,218	932	73	—
Select International Equity Fund	2,660	2,940	131	(6)	—	—
	$13,659	$12,360	$12,489	$2,862	$391	$244
2050 Strategy Fund
Russell Commodity Strategies Fund	$378	$379	$1,268	$(90)	$—	$—
Russell Global Infrastructure Fund	457	634	177	(3)	2	—
Russell Global Real Estate Securities Fund	458	362	759	122	41	64
Russell U.S. Core Equity Fund	—	471	2,153	1,757	34	—
Russell U.S. Defensive Equity Fund	458	257	953	595	18	—
Russell U.S. Dynamic Equity Fund	762	665	1,853	306	191	73
Russell U.S. Small Cap Equity Fund	1,296	890	794	14	59	116
Select U.S. Equity Fund	3,963	4,600	795	(4)	9	—
Russell Strategic Bond Fund	1,059	631	1,567	29	29	8
Russell Emerging Markets Fund	1,372	1,170	638	10	8	27
Russell Global Equity Fund	2,058	919	1,172	94	24	35
Russell International Developed Markets Fund	—	865	3,711	1,449	97	—
Select International Equity Fund	2,972	3,652	513	(18)	—	—
	$15,233	$15,495	$16,353	$4,261	$512	$323
2055 Strategy Fund
Russell Commodity Strategies Fund	$70	$153	$235	$(16)	$—	$—
Russell Global Infrastructure Fund	85	103	18	—	—	—
Russell Global Real Estate Securities Fund	86	125	155	(1)	6	8
Russell U.S. Core Equity Fund	—	309	591	121	5	—
Russell U.S. Defensive Equity Fund	85	160	252	30	2	—

				Notes to Financial Statements 221

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

				Realized Gain	Income	Capital Gains
Fair Value		Purchases Cost	Sales Cost	(Loss)	Distributions	Distributions
Russell U.S. Dynamic Equity Fund	142	255	358	19	24	9
Russell U.S. Small Cap Equity Fund	246	227	127	(3)	7	14
Select U.S. Equity Fund	739	733	23	—	2	—
Russell Strategic Bond Fund	197	255	299	—	4	1
Russell Emerging Markets Fund	257	257	101	(4)	1	3
Russell Global Equity Fund	384	318	220	(4)	3	5
Russell International Developed Markets Fund	—	433	834	98	12	—
Select International Equity Fund	553	599	16	(1)	—	—
	$2,844	$3,927	$3,229	$239	$66	$40
In Retirement Fund
Russell Commodity Strategies Fund	$551	$115	$1,109	$(109)	$—	$—
Russell Global Infrastructure Fund	625	801	175	(2)	3	—
Russell Global Real Estate Securities Fund	622	267	665	405	52	86
Russell U.S. Core Equity Fund	—	193	1,144	1,365	18	—
Russell U.S. Defensive Equity Fund	776	250	1,353	1,347	28	—
Russell U.S. Dynamic Equity Fund	373	259	922	190	95	36
Russell U.S. Small Cap Equity Fund	566	274	430	221	42	84
Select U.S. Equity Fund	2,955	3,409	570	8	7	—
Russell Global Opportunistic Credit Fund	1,037	1,253	199	(3)	14	—
Russell Investment Grade Bond Fund	5,109	803	7,097	162	126	—
Russell Short Duration Bond Fund	3,567	1,657	2,580	59	48	5
Russell Strategic Bond Fund	10,827	1,737	12,408	1,542	294	87
Russell Emerging Markets Fund	613	393	359	75	6	18
Russell Global Equity Fund	1,405	607	1,853	654	29	45
Russell International Developed Markets Fund	—	368	2,844	1,590	84	—
Select International Equity Fund	2,120	2,519	272	(9)	—	—
	$31,146	$14,905	$33,980	$7,495	$846	$361

5. Federal Income Taxes

At October 31, 2014, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

			No Expiration

	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Balanced Strategy Fund	$—	$1,799,627	$—	$—	$1,799,627
Growth Strategy Fund	150,186,884	25,244,054	—	—	175,430,938
Equity Growth Strategy Fund	160,757,894	19,352,964	—	—	180,110,858

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2014, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

222 Notes to Financial Statements

Russell Investment Company LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

	Conservative Strategy Moderate Strategy Balanced Strategy
		Fund		Fund		Fund
Cost of Investments		$471,875,217		$722,929,384		$3,083,761,310
Unrealized Appreciation		$60,042,218		$126,989,218		$497,627,212
Unrealized Depreciation		(1,813,023)		(4,640,684)		(21,819,577)
Net Unrealized Appreciation (Depreciation)		$58,229,195		$122,348,534		$475,807,635
Undistributed Ordinary Income		$1,225,467		$126,839		$68,970
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)		$10,514,093		$8,665,487		$(1,799,627)
Tax Composition of Distributions
Ordinary Income		$6,438,257		$11,613,837		$59,833,404
Long-Term Capital Gains		$10,367,136	$	— $		—

	Growth Strategy Fund			Equity Growth Strategy Fund	2015 Strategy Fund
Cost of Investments		$1,958,163,877		$812,322,430		$21,934,004
Unrealized Appreciation		$349,086,313		$152,687,284		$2,969,514
Unrealized Depreciation		(24,721,950)		(25,153,911)		(202,437)
Net Unrealized Appreciation (Depreciation)		$324,364,363		$127,533,373		$2,767,077
Undistributed Ordinary Income		$368,103	$	— $		47,443
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)		$(175,430,938	) $	(180,110,858	) $	3,401,778
Tax Composition of Distributions
Ordinary Income		$41,059,327		$20,377,411		$596,531
Long-Term Capital Gains	$	— $		— $		2,407,717
Distributions in Excess	$	— $		609,963		$—

	2020 Strategy Fund 2025 Strategy Fund 2030 Strategy Fund
Cost of Investments		$98,289,572		$30,326,768		$106,750,354
Unrealized Appreciation		$17,483,566		$4,233,204		$18,278,321
Unrealized Depreciation		(1,210,893)		(360,779)		(1,568,341)
Net Unrealized Appreciation (Depreciation)		$16,272,673		$3,872,425		$16,709,980
Undistributed Ordinary Income		$83,064		$89,052		$2,354
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)		$28,348,723		$6,713,366		$33,512,737
Tax Composition of Distributions
Ordinary Income		$3,231,574		$844,226		$3,728,385
Long-Term Capital Gains		$3,565,418		$2,066,836		$—

	2035 Strategy Fund 2040 Strategy Fund 2045 Strategy Fund
Cost of Investments		$23,651,857		$86,775,093		$12,013,111
Unrealized Appreciation		$3,547,761		$16,942,680		$1,828,192
Unrealized Depreciation		(346,160)		(1,640,670)		(181,968)
Net Unrealized Appreciation (Depreciation)		$3,201,601		$15,302,010		$1,646,224
Undistributed Ordinary Income		$60,322		$2,029		$54,853
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)		$5,650,040		$31,752,137		$2,945,612
Tax Composition of Distributions
Ordinary Income		$848,597		$3,297,350		$410,394
Long-Term Capital Gains		$480,299	$	— $		70,693

Notes to Financial Statements 223

Russell Investment Company LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

	2050 Strategy Fund 2055 Strategy Fund In Retirement Fund
Cost of Investments	$12,823,445		$2,659,278	$26,944,804
Unrealized Appreciation	$2,621,479		$219,156	$4,471,445
Unrealized Depreciation	(211,957)		(33,950)	(270,028)
Net Unrealized Appreciation (Depreciation)	$2,409,522		$185,206	$4,201,417
Undistributed Ordinary Income	$65,679	$	— $	9,483
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$4,398,507		$284,817	$7,277,819
Tax Composition of Distributions
Ordinary Income	$563,467		$65,740	$910,901
Long-Term Capital Gains	$91,803		$2,686	$2,176,426

6. Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility. Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended October 31, 2014, the Funds presented herein did not borrow or lend through the interfund lending program.

7. Record Ownership

As of October 31, 2014, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders		%
2015 Strategy Fund		1		11.4
2020 Strategy Fund		2		31.9
2025 Strategy Fund		2		30.1
2030 Strategy Fund		2		30.5
2035 Strategy Fund		1		10.3
2040 Strategy Fund		2		35.5
2045 Strategy Fund		2		23.6
2050 Strategy Fund		1		15.2
2055 Strategy Fund		1		35.6
In Retirement Fund		2		24.5

8. Pending Legal Proceedings

On October 17, 2013, Fred McClure filed a derivative lawsuit against Russell Investment Management Company (“RIMCo”) on behalf of ten funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks recovery of the amount excessive of compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

224 Notes to Financial Statements

Russell Investment Company LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2014

9. Reclassification

Effective October 1, 2014, there was a reclassification of Class R2 and Class R3 Shares for the Funds. For each Fund, Class R2 and Class R3 Shares were reclassified as Class R4 and Class R5 Shares, respectively. Class R2 and Class R3 Shares are no longer offered. Therefore, the amounts presented for the period ended October 31, 2014 in the Statements of Assets and Liabilities, the Statements of Operations, and the Statements of Changes in Net Assets reflect the financial activity of Class R2 and Class R3 Shares for the period November 1, 2013 through October 1, 2014, and the financial activity of Class R4 and Class R5 Shares for the period October 2, 2014 through October 31, 2014.

10. Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following: A special meeting of the Funds’ shareholders was held on November 3, 2014 and November 25, 2014 in order for shareholders to vote on two proposals: 1. To approve a new investment advisory agreement between RIMCo and each Fund, as a result of a transaction involving the sale of RIMCo’s parent company to the London Stock Exchange Group PLC (“LSEG”) (the “Post-Transaction Agreement”).

2. To approve a new investment advisory agreement between RIMCo and each Fund that reflects updated terms and if approved by shareholders, would go into effect in lieu of the Post-Transaction Agreement following the transaction or, if the transactions is not consummated, would replace the Funds’ existing investment advisory agreement (the “New Agreement). Specifically, the New Agreement would provide RIMCo with greater flexibility in managing the Funds and update the Funds’ existing agreement to reflect current industry practices.

On December 2, 2014, FRC and its subsidiaries, including RIMCo, became wholly-owned subsidiaries of LSEG. LSEG is a diversified international exchange group.

The Post-Transaction and New Agreements were approved by the Funds’ shareholders and the New Agreement went into effect upon the consummation of the transaction on December 2, 2014.

Notes to Financial Statements 225

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund and In Retirement Fund (fifteen of the portfolios constituting Russell Investment Company LifePoints Funds, hereafter collectively referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

226 Report of Independent Registered Public Accounting Firm

Russell Investment Company LifePoints® Funds

Tax Information— October 31, 2014 (Unaudited)

For the tax year ended October 31, 2014, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2014, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2015 will show the tax status of all distributions paid to your account in calendar year 2014.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy Fund	9.9%
Moderate Strategy Fund	17.8%
Balanced Strategy Fund	26.3%
Growth Strategy Fund	29.4%
Equity Growth Strategy Fund	29.6%
2015 Strategy Fund	14.0%
2020 Strategy Fund	17.8%
2025 Strategy Fund	19.1%
2030 Strategy Fund	24.4%
2035 Strategy Fund	26.4%
2040 Strategy Fund	27.4%
2045 Strategy Fund	24.8%
2050 Strategy Fund	24.6%
2055 Strategy Fund	29.1%
In Retirement Fund	13.5%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2014:

Conservative Strategy Fund	$10,367,136
2015 Strategy Fund	$2,407,717
2020 Strategy Fund	$3,565,418
2025 Strategy Fund	$2,066,836
2035 Strategy Fund	$480,299
2045 Strategy Fund	$70,693
2050 Strategy Fund	$91,803
2055 Strategy Fund	$2,686
In Retirement Fund	$2,176,426

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information 227

Russell Investment Company LifePoints® Funds

Tax Information, continued — October 31, 2014 (Unaudited)

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign Taxes	Foreign Source Income	Foreign Source
Fund Name	Foreign Taxes Paid	Paid Per Share		Income Per Share
Conservative Strategy Fund	$107,141	$0.0023	$1,624,388	$0.0342
Moderate Strategy Fund	291,406	0.0041	4,333,636	0.0615
Balanced Strategy Fund	1,822,240	0.0063	26,227,610	0.0914
Growth Strategy Fund	1,464,565	0.0077	20,779,040	0.1100
Equity Growth Strategy Fund	679,605	0.0082	9,721,369	0.1170
2015 Strategy Fund	4,135	0.0017	52,336	0.0218
2020 Strategy Fund	25,470	0.0027	308,819	0.0326
2025 Strategy Fund	9,716	0.0030	114,279	0.0356
2030 Strategy Fund	44,668	0.0045	507,203	0.0512
2035 Strategy Fund	12,334	0.0052	136,835	0.0580
2040 Strategy Fund	50,562	0.0065	558,632	0.0716
2045 Strategy Fund	6,778	0.0055	74,811	0.0611
2050 Strategy Fund	7,547	0.0047	83,350	0.0521
2055 Strategy Fund	1,411	0.0062	15,567	0.0685
In Retirement Fund	4,980	0.0017	63,613	0.0219

228 Tax Information

Russell Investment Company LifePoints® Funds

Basis for Approval of Investment Advisory Contracts— (Unaudited)

Approval of Existing Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the advisory agreements with RIMCo (the “Existing Agreements”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) on at least an annual basis and that the terms and conditions of each Existing Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, considered and approved the continuation of the Existing Agreements and the portfolio management contracts at a meeting held in person on May 19-20, 2014 (the “Existing Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; (2) information and reports prepared by RIMCo relating to the profitability of each Fund and Underlying Fund to RIMCo; (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of certain of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds; and (4) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of certain Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the Underlying Funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing Agreements and portfolio management contracts are collectively called the “Existing Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and the Underlying Funds (“Fund Counsel”) discussing the legal standards for their consideration of the continuations of the Existing Agreements and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

At a meeting held in person on April 29, 2014 (the “Existing Agreement Information Review Meeting,” and together with the Existing Agreement Evaluation Meeting, the “Existing Agreement Evaluation Meetings”), the Independent Trustees in preparation for the Existing Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Funds’ management were present to review the Existing Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Existing Agreement Evaluation Information. At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Existing Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing Agreements and the portfolio management contracts with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Existing Agreement Evaluation Meetings as part of this review encompassed the Funds and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Existing Agreement Evaluation Meetings is included in the Existing Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Existing Agreement Evaluation Information received from RIMCo and management at the Existing Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that each of the Underlying Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of

Basis for Approval of Investment Advisory Contracts 229

Russell Investment Company LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued— (Unaudited)

investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of an Underlying Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for an Underlying Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager in the case of Underlying Funds) is responsible under the Existing Agreements for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple discretionary Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages the investment of each Underlying Fund’s cash and also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the discretionary Money Managers and portions of an Underlying Fund during transitions between Money Managers. RIMCo also may manage portions of an Underlying Fund based upon model portfolios provided by non-discretionary Money Managers. In all cases, Underlying Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing Agreements

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Underlying Funds is to construct and manage diversified portfolios in a risk-aware manner. Each discretionary Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. For each Underlying Fund, RIMCo is responsible for, among other things, communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Underlying Fund. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace

230 Basis for Approval of Investment Advisory Contracts

Russell Investment Company LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In evaluating the portfolio management contracts at the 2013 Agreement Evaluation Meetings, the Board considered that each of the Underlying Funds employs a manager-of-managers method of investment and RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the Existing Agreements, including the following:

1. The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2. The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund;

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund; and

6. Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund or the Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Funds during the past year. The Board was not advised of any expected diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the Underlying Funds from such changes. The Board also discussed the impact of organizational changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). FRC, in turn, is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the Existing Agreement Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo has advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Existing Agreement Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Existing Agreement Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Funds or the structure of the Underlying Funds. However, the Board received no assurances in this regard directly from NM. Any Transaction would result, among other things, in an assignment and termination of the Existing Agreements, as required by the 1940 Act and by the terms and conditions of the Existing Agreements. In the event of a Transaction, the Board would be required to consider the approval of the terms and conditions of a replacement agreement (“Post-Transaction Agreement”) for the Existing Agreements and thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. At the Existing Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London Stock Exchange Group plc regarding

Basis for Approval of Investment Advisory Contracts 231

Russell Investment Company LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued— (Unaudited)

a possible Transaction. At both of the Existing Agreement Evaluation Meetings, the Board discussed with RIMCo the need to assure continuity of services required for the Funds’ operations.

As noted above, RIMCo, in addition to managing the investment of each Underlying Fund’s cash, may directly manage a portion of certain Underlying Funds (the “Participating Underlying Funds”) pursuant to the relevant Existing Agreement, the actual allocation being determined from time to time by the Participating Underlying Funds’ RIMCo portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Underlying Funds to modify such Funds’ overall portfolio characteristics by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Participating Underlying Funds. RIMCo monitors and assesses Participating Underlying Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to manage Participating Underlying Fund characteristics consistent with the Funds’ investment objectives and strategies. For U.S. equity Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry or sector). For non-U.S. equity, global infrastructure and global real estate Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector or region). For fixed-income and alternative Participating Underlying Funds, fund characteristics may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning, or interest rates). For all Funds, fund characteristics may be managed to offset undesired relative over or underweights in order to seek to achieve the desired risk/return profile for each Participating Underlying Fund. RIMCo may use an index replication or sampling strategy by selecting an index which represents the desired exposure, or may utilize quantitative or qualitative analysis or quantitative models designed to assess Participating Underlying Fund characteristics and identify a portfolio which provides the desired exposure. Based on this, for the portion of a Participating Underlying Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, exchange-traded funds, exchange-traded notes, REITs, short-term investments and/or derivatives, including futures, forwards, options and/or swaps, in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may choose to use the cash equitization process to manage Participating Underlying Fund characteristics in order to seek to achieve the desired risk/return profile for the Participating Underlying Fund. RIMCo also may manage Participating Underlying Fund assets directly to effect a Participating Underlying Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Underlying Fund assets among Money Managers, increase Underlying Fund cash reserves or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Participating Underlying Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are intended to enhance incrementally the ability of Participating Underlying Funds to carry out their investment programs. At the Existing Agreement Evaluation Meetings, RIMCo advised the Board of a likely expansion of its Direct Management Services. In connection with this expansion, RIMCo stated that it may provide Direct Management Services to additional Underlying Funds and expected that a larger portion of certain Underlying Funds will be managed directly by RIMCo pursuant to the Direct Management Services. Additional Underlying Funds to be managed pursuant to the Direct Management Services may include some or all fixed income Underlying Funds. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Underlying Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to Participating Underlying Fund assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Underlying Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Underlying Funds and the Funds; the limited amount of assets that to the date of the Existing Agreement Evaluation Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Underlying Funds are not increased as a result of RIMCo’s direct management of Participating Underlying Fund assets as part of the Direct Management Services or otherwise.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Existing Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

232 Basis for Approval of Investment Advisory Contracts

Russell Investment Company LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the Conservative Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund each had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth quintile of its Expense Universe for that expense component. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that the actual Advisory Fee for each of the Conservative Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund was less than 5 basis points from the third quintile of its Expense Universe. The Board further considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

Based upon information provided by RIMCo, the Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Board considered, among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds as well as net Fund redemptions or purchases in recent years.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Funds, the Underlying Funds and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds and the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Funds and the Underlying Funds. RIMCo also noted that since the Funds and the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds and the Underlying Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and the Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for each of the Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund were ranked in the fourth or fifth quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents the funds with the highest total expenses among the Expense Universe funds.

The Board considered RIMCo’s explanation that administration fees, transfer agency fees, and the indirect expenses of Underlying Funds contributed to the fourth or fifth quintile ranking for the Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund. The Board considered RIMCo’s explanation that each Fund as part of its investment strategy maintains a larger allocation to non-U.S. equity securities than its Comparable Funds. The Board also considered RIMCo’s expressed belief that certain asset classes such as commodities, global high yield debt and infrastructure play an important role in a diversified portfolio. RIMCo noted that non-U.S. equity funds and certain diversifying return streams (such as commodities, alternatives and infrastructure) generally have higher expense ratios than U.S. equity funds and fixed income funds. The Board considered RIMCo’s explanation that the larger allocations to non-U.S. equities and certain diversifying return streams (such as commodities, alternatives and infrastructure), and

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resulting higher indirect expenses of the Underlying Funds’ investments, made meaningful comparisons with each Fund’s respective Comparable Funds difficult.

On the basis of the Existing Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Existing Agreement Evaluation Meetings by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds, (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or Underlying Fund; (2) the relative expense ratio of each Fund and Underlying Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo appropriately reflects any economies of scale realized by such Fund or Underlying Fund in light of various factors, including the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board concluded that, under the circumstances and based on RIMCo’s performance information and reviews for each Fund and Underlying Fund, the performance of each of the Funds would be consistent with continuation of its Existing Agreement. The Board, in assessing the performance of Funds and Underlying Funds with at least three years of performance history, focused upon performance for the 3-year period ended December 31, 2013 as most relevant, but also considered the Funds’ and Underlying Funds’ performance for the 1-year and, where applicable, 5-year periods ended such date. In reviewing the performance of the Funds and the Underlying Funds generally, the Board took into consideration the various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Underlying Funds, including changes in Money Managers, and, in the case of Participating Underlying Funds, RIMCo’s implementation of its Direct Management Services, which may not yet be fully reflected in Participating Underlying Fund and Fund investment results.

With respect to the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fourth or fifth quintile of its Performance Universe for the 3-year period ended December 31, 2013. The Board considered RIMCo’s explanation that the underperformance of these Funds relative to their respective peer groups was mainly due to asset allocation differences. RIMCo noted, among other things, that the Conservative Strategy Fund and Equity Growth Strategy Fund tend to have higher allocations to fixed income and lower allocations to equities than their respective Comparable Funds, and that equities have largely outperformed fixed income over the 3-year period. RIMCo also explained that each of the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund tend to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, commodities, global high yield debt, emerging market debt, and hedge fund strategies), which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility.

The Board also considered that in January 2014, the Funds implemented a change in strategic asset allocations, which decreased positions in core fixed income, international developed equity and commodities, and increased positions in small cap, emerging markets and infrastructure. According to RIMCo, these changes brought the Funds’ allocations directionally closer towards the average equity and fixed income allocations of the Comparable Funds, although the Funds continue to maintain more diversified growth asset exposure and a larger globally diversified equity allocation than their Comparable Funds.

With respect to the 2015 Strategy Fund, 2020 Strategy Fund and 2030 Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2013, but its performance was ranked in the third quintile of its Performance Universe for the 5-year period ended such date. With respect to the 2025 Strategy Fund and 2045 Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 3-year period ended December 31, 2013, and its performance ranked in the fourth quintile of its Performance Universe for the 1- and 5-year periods ended such date. With respect to the 2035 Strategy Fund and 2040 Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2013, but its performance ranked in the third quintile of

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its Performance Universe for the 1- and 5-year periods ended such date. With respect to the 2050 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-, 3- and 5-year periods ended December 31, 2013. With respect to the 2055 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2013.

The Board considered RIMCo’s explanation that the underperformance of the Target Date Funds relative to their respective peer groups over the three-year period (the 1-year period for the 2055 Strategy Fund) was mainly due to asset allocation differences. RIMCo explained that within the growth-oriented asset allocation, each of the Target Date Funds tend to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure and commodities), which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility. RIMCo also noted that it is considering changes to the glide path that dictates asset allocation between return-seeking growth assets (equity and real asset) and capital preservation assets (core fixed income) for the Target Date Funds, which is expected to bring a number of the Target Date Funds closer to the average equity and fixed income allocations of the Comparable Funds and may reduce differences in peer relative average performance going forward.

In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner. The Board also considered the Underlying Fund Money Manager changes that have been made since 2012 and that the performance of Money Managers continues to impact Fund and Underlying Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services to Participating Underlying Funds, which continue to evolve in nature and scope, was not yet fully reflected in the investment results of the Participating Underlying Funds or the Funds. Lastly, the Board considered potential new strategies discussed at the Existing Agreement Evaluation Meetings and prior Board meetings that may be employed by RIMCo in respect of certain Underlying Funds.

After considering the foregoing and other relevant factors, the Board concluded in respect of each Fund and Underlying Fund that continuation of its Existing Agreement would be in the best interests of such Fund and its shareholders and voted to approve the continuation of each Existing Agreement.

At the Existing Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Underlying Funds other than benefits from their soft dollar arrangements. The Existing Agreement Evaluation Information described, and at the Existing Agreement Evaluation Meetings the Funds’ CCO discussed, oversight of Money Manager soft dollar arrangements. The Existing Agreement Evaluation Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies and procedures, the Money Managers’ soft dollar arrangements, policies and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the Securities and Exchange Commission and by the Underlying Funds in their registration statements. The Board was advised that, in the case of Money Managers using soft dollar arrangements, the CCO monitors, among other things, the commissions paid by the Underlying Funds and percentage of Underlying Fund transactions effected pursuant to the soft dollar arrangements, as well as the products or services purchased by the Money Managers with soft dollars generated by Underlying Fund portfolio transactions. The CCO and RIMCo do not obtain, and the Existing Agreement Evaluation Information therefore did not include, information regarding the value of soft dollar benefits derived by Money Managers from Underlying Fund portfolio transactions. At the Existing Agreement Evaluation Meeting, RIMCo noted that it planned to recommend termination of certain Money Managers to the Board at the May 2014 meeting. RIMCo recommended that each of the other Money Managers be retained at its current or a reduced fee rate. In doing so, RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness

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of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund; and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Existing Agreement Evaluation Information, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the Existing Agreements or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequent to the Existing Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on May 20, 2014 to effect Money Manager changes for the Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Global Real Estate Securities Fund, Russell U.S. Dynamic Equity Fund and Russell Global Opportunistic Credit Fund. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Underlying Fund’s investment portfolio (including the amount of Underlying Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Underlying Fund assets to the Money Manager. The Trustees also considered their findings at the Existing Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory Fees paid by the Underlying Funds, and the fact that the aggregate Advisory Fees paid by the Underlying Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Subsequent to the Existing Agreement Evaluation Meeting, the Board received a proposal from RIMCo at a meeting held on August 26, 2014 to effect Money Manager changes for the Russell International Developed Markets Fund and Russell Multi-Strategy Alternative Fund and at that same meeting to effect a Money Manager change for each of the Russell Global Infrastructure Fund, Russell Emerging Markets Fund and Russell International Developed Markets Fund resulting from a Money Manager change of control for one of each Underlying Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Underlying Fund’s investment portfolio (including the amount of Underlying Fund assets to be allocated to the Money Manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the standard fee rates charged by the Money Manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIMCo from its Advisory

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Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Underlying Fund assets to the Money Manager. The Trustees also considered their findings at the Existing Agreement Evaluation Meeting as to the reasonableness of the aggregate Advisory fees paid by the Underlying Funds, and the fact that the aggregate Advisory fees paid by the Underlying Funds would not increase as a result of the implementation of the proposed Money Manager changes because the Money Managers’ investment advisory fees are paid by RIMCo.

Approval of the Post-Transaction Agreement

On May 20, 2014, London Stock Exchange Group plc (“LSEG”) announced that it had entered into exclusive discussions with NM for the potential acquisition of FRC although there was no certainty that any agreement for a transaction would be reached. On June 26, 2014, the Board was advised by FRC, and LSEG publicly announced, that LSEG had entered into a definitive agreement and plan of merger to acquire FRC, including both its index and investment management businesses. In its announcement (the “LSEG Announcement”), LSEG stated, among other things, that the investment management business would be the subject of “a comprehensive review to determine its positioning and fit with the Group” and that LSEG is “committed to maintaining a clear focus on client service, fund performance and management and employee stability, whilst ensuring appropriate standalone governance.” On June 27, 2014, the Board met by conference telephone call to discuss preliminarily the LSEG Announcement with representatives of FRC, RIMCo and LSEG.

In preparation for its evaluation of the Post-Transaction Agreement, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction Agreement. In their requests for such information, the Independent Trustees advised RIMCo of their intention to rely upon the Existing Agreement Evaluation Information in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information continued to be accurate and complete as of July  29, 2014. The Independent Trustees requested that RIMCo provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIMCo and LSEG to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement hereinafter is referred to collectively as the “Post-Transaction Agreement Evaluation Information.”

At a meeting held in person on July 17, 2014 (the “Post-Transaction Agreement Information Review Meeting”), the Board in further preparation for its evaluation of the Post-Transaction Agreement reviewed Post-Transaction Agreement Evaluation Information received to the date of that Meeting, first with senior representatives of FRC, RIMCo, Fund management and LSEG, and then in a private session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, and, on the basis of that review, requested additional information regarding the Transaction and its impact on RIMCo and the Funds.

The Board met in person on July 29, 2014 to consider approval of the Post-Transaction Agreement (the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees first met to review additional Post-Transaction Agreement Information received to that date with representatives of FRC, RIMCo, Fund management, and LSEG. Presentations made by FRC, RIMCo and LSEG at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed all of the Funds and the Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Transaction Board Meetings is included in the Post-Transaction Agreement Evaluation Information. Presentations made by FRC, RIMCo and LSEG at the Transaction Board Meetings are included in the Post-Transaction Agreement Evaluation Information. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, to review additional Post-Transaction Agreement Evaluation Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction Agreement reflected the Post-Transaction Agreement Evaluation Information and other information received by the Board during the course of the year or prior years (including the Existing Agreement Evaluation Information, as supplemented by RIMCo through the date of the Post-Transaction Agreement Evaluation Meeting) and the findings made by the Board in respect of the Existing Agreement at the Existing Agreement Evaluation Meeting. The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Funds and Other Russell Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing Agreement and services proposed to be provided to the Funds under the Post-Transaction Agreement. The Board noted the short period of time since the Existing Agreement Evaluation Meeting and that information provided by RIMCo to update and

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supplement the Existing Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting did not affect the conclusions reached by the Board at the Existing Agreement Evaluation Meeting.

In approving the Post-Transaction Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the reputation, financial strength and resources of LSEG;

(2) LSEG is a diversified international market infrastructure and capital markets business;

(3) LSEG’s advice that it has a strong track record of successful acquisitions and owning regulated businesses and that its regulatory and compliance history is strong;

(4) LSEG is not engaged in the mutual fund or investment management businesses, with the result that there will be no overlap of mutual fund products to address in the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

(5) LSEG’s advice that the outcome of the comprehensive review and its effect on FRC’s investment management business would not be prejudged and that one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities;

(6) LSEG’s assurances that there were no circumstances that could be envisaged at the time of the Post-Transaction Agreement Evaluation Meeting under which the Funds may be left without an investment manager to conduct their investment programs and that, whatever the outcome of the comprehensive review and for as long as it owns the FRC investment management business, it is committed to maintaining the existing clear focus on client service and fund performance in FRC’s investment management business;

(7) LSEG’s stated intention that the FRC investment management business will operate independently of the rest of LSEG and its expectation that the impact of the Transaction on the Funds will be broadly neutral, with no material improvements or disadvantages, although the Funds may benefit to some extent from the ownership of the FRC investment management business by a company with world class technology, operational competencies, and financial strength;

(8) LSEG’s advice that, as part of the comprehensive review, it will provide continued strong support and investment for growth and innovation, and pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business while also focusing on maintaining strong management and employee continuity;

(9) the Post-Transaction Agreement Evaluation Information did not identify any conflicts of interest that would arise following completion of the Transaction but LSEG did advise the Board that it is continuing to work with FRC to establish the scope of affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate.  The Board was advised that it would be apprised of any material issues that are subsequently identified.

(10) LSEG’s expectation that there will be no diminution in the nature, scope and overall quality of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services, as a result of the Transaction. In this regard, the Post-Transaction Agreement Evaluation Information stated, among other things:

LSEG intends to maintain the existing nature and quality of services provided to the Funds by RIMCo.

In connection with or as a result of the Transaction, LSEG anticipates that RIMCo will maintain the resources, operations, staffing and other functions required for the operation or administration of the Funds.

No changes are expected by LSEG in RIMCo’s investment strategies and practices in respect of the Funds as a result of the Transaction, including the manager-of-managers structure employed by the Funds that are not Funds of Funds (the “Manager-of-Managers Funds”) and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds.

(11) advice from RIMCo and LSEG that there is no intention to propose any immediate changes to any of the Funds’ third-party service providers, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from NM and other current shareholders to LSEG;

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(12) at the Existing Agreement Evaluation Meetings, the Board had performed a full annual review of the Existing Agreement, as required by the 1940 Act, and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee for each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund;

(13) the terms and conditions of the Post-Transaction Agreement are substantially the same as those of the Existing Agreement, which will terminate automatically upon completion of the Transaction, and the Post-Transaction Agreement will not change any Fund’s Advisory Fee (on a contractual or actual basis), expense ratio, profitability, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund;

(14) FRC and/or its affiliates and LSEG, not the Funds, will bear all costs of meetings, preparation of proxy materials and solicitation in connection with obtaining approvals of the Post-Transaction Agreement;

(15) there will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight;

(16) LSEG’s assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Funds within the meaning of Section 15(f) of the 1940 Act;

(17) the Board’s belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in the Manager-of-Managers Funds); and

(18) the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that, at the current expense ratio of each Manager-of-Managers Fund, there would likely be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy selected by shareholders in purchasing their shares of Manager-of-Managers Funds which employ a manager-of-managers structure or Funds of Funds that indirectly employ a manager-of-managers strategy through their investments in the Underlying Funds.

In evaluating the Post-Transaction Agreement, the Board considered the possibility that, depending upon the results of the comprehensive review, the FRC investment management business would be conducted pursuant to the Post-Transaction Agreement as an independent part of the LSEG organization following completion of the Transaction, without any significant diminution expected in the nature, scope and overall quality of services provided to the Funds, and without any expected effect on the Funds’ Advisory Fees (contractual or actual), expenses, profitability, economies of scale, or other fees or benefits to FRC or RIMCo or their affiliates from their Fund relationships. However, the Independent Trustees were unable on the basis of the Post-Transaction Agreement Evaluation Information to determine the outcome of the comprehensive review or its effects, if any, on the FRC investment management business generally or on any of the investment advisory and other services that RIMCo and other FRC affiliates provide to the Funds under the Existing Agreement. Among other things, the Board could not determine whether or for how long FRC’s investment management business will continue as part of the LSEG organization following conclusion of the comprehensive review. In its deliberations, the Board considered the above and other relevant factors in light of the uncertain outcome and effects of the comprehensive review and, consequently, identified the principal factor in determining whether to approve the Post-Transaction Agreement as the need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing Agreement upon completion of the Transaction. No other single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the Post-Transaction Agreement and each Board member attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. After careful consideration of all factors, principally the need for continuation of investment advisory and other services required for the operation of the Funds following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of each Fund and its shareholders for a period ending two years from the date of the Post-Transaction Agreement, but advised Fund management of its intention (subject to the outcome of the comprehensive review) to evaluate the continuance of the Post-Transaction Agreement within one year of its effectiveness, although not required to do so by the terms of the Post-Transaction Agreement or the 1940 Act. The Independent Trustees were advised by

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Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from Fund Counsel discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

Approval of the New Agreement

At the in-person Transaction Board Meetings, the Board considered approval of a new investment advisory agreement between each Fund and RIMCo that reflects updated terms and, if approved by shareholders, will go into effect in lieu of the Post-Transaction Agreement following the Transaction or, if the Transaction is not consummated, will replace the Fund’s Existing Agreement (the “New Agreement”). In preparation for its evaluation of the New Agreement, the Board reviewed information from RIMCo regarding the New Agreement (the “New Agreement Evaluation Information”) at the Post-Transaction Agreement Information Review Meeting. At the Post- Transaction Agreement Information Review Meeting, the Independent Trustees met first with representatives of RIMCo and Fund management and then in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review the New Agreement Evaluation Information.

The Independent Trustees considered approval of the New Agreement at the Post-Transaction Agreement Evaluation Meeting. The Board, including the Independent Trustees, first met with representatives of RIMCo and Fund management to discuss the New Agreement Evaluation Information. Prior to voting on approval of the New Agreement, the Independent Trustees met in a private session with Independent Counsel, at which no representatives of RIMCo or Fund management were present, to review additional New Agreement Evaluation Information received prior to and at the Post-Transaction Agreement Evaluation Meeting. The discussion reflects all of these reviews.

Presentations made by RIMCo at the Transaction Board Meetings regarding the New Agreement encompassed all of the Funds.

In evaluating the New Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1) the Board had performed a full annual review of the Existing Agreement at the Existing Agreement Evaluation Meeting and had reapproved the Existing Agreement, concluding, among other things, that the Advisory Fee of each Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to each Fund;

(2) the New Agreement reflects current industry practices and also expressly addresses RIMCo’s overall investment management responsibilities, including the delegation of such management to Money Managers with discretionary authority, the implementation of recommendations from Money Managers with non-discretionary authority, direct management of all of a Fund’s assets by RIMCo, or any combination thereof;

(3) RIMCo believes that the permission afforded by the New Agreement to use non-discretionary Money Managers with respect to a Fund’s entire portfolio will enhance RIMCo’s ability to determine how best to manage the Fund’s assets, and will allow RIMCo the flexibility to more efficiently and effectively manage Fund assets consistent with a Fund’s objective and to create a more customized investment program for each Fund, depending upon the particular characteristics and objectives of that Fund;

(4) in the case of certain Funds, RIMCo believes that a more extensive use of non-discretionary Money Managers may provide an opportunity to better manage transaction costs and the tax impact associated with trading portfolio securities;

(5) the New Agreement will not change any Fund’s investment objective nor will it change any Fund’s Advisory Fee rate or total expense ratio;

(6) the Advisory Fee paid by each Fund to RIMCo encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund. Fees paid by RIMCo from the Advisory Fee to non-discretionary Money Managers, who provide model portfolios to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells portfolio investments for a Fund, may be less than fees that would be paid to discretionary Money Managers, who make and implement their investment decisions to buy or sell portfolio investments for a Fund. While the Board did not receive any information concerning any additional benefits to RIMCo in connection with an expanded use of non-discretionary Money Managers, during the time, and to the extent, that RIMCo utilizes non-discretionary Money Managers rather than discretionary Money Managers in respect of the Funds,

240 Basis for Approval of Investment Advisory Contracts

Russell Investment Company LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

RIMCo may retain a larger portion of the Advisory Fee and the profits derived by RIMCo generally and from the Funds consequently may be increased; and

(7) if in the future RIMCo determines to change the “multi-manager” approach of any of the existing Funds, RIMCo will discuss such change in advance with the Board and seek any Board approval determined appropriate by RIMCo. In addition, if this were to occur, shareholders would be notified in advance of a change in their Fund’s multi-manager approach. This process will provide notice to shareholders of any material change in their Fund’s investment program and also may help to mitigate any potential conflict of interest inherent in RIMCo’s expanded use of non-discretionary Money Managers.

In their deliberations, the Trustees did not identify any particular information as to the New Agreement that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund. After careful consideration of the above and all other factors considered to be relevant by the Board, the Board believed that approval of the New Agreement would be in the best interests of each Fund and its shareholders. The Independent Trustees were represented by Independent Counsel throughout the process of evaluating the New Agreement.

Basis for Approval of Investment Advisory Contracts 241

Russell Investment Company LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2014 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

242 Shareholder Requests for Additional Information

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2014 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 39 funds, Russell Investment Funds (“RIF”), which has 9 funds, and Russell Exchange Traded Funds Trust (“RET”), which has 1 fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office*	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INTERESTED TRUSTEE
# Sandra Cavanaugh,	President and Chief	Until successor	• President and CEO RIC, RIF and	49	None
Born May 10, 1954	Executive Officer	is chosen and	RET
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President
18th Floor, Seattle, WA	Trustee since 2010	Trustees	and CEO, Russell Financial Services,
98101		Appointed until	Inc. (“RFS”)
		successor is	• Chairman of the Board, President
		duly elected and	and CEO, Russell Fund Services
		qualified	Company (“RFSC”)
• Director, RIMCo
• Chairman of the Board, President and
CEO Russell Insurance Agency, Inc.
(“RIA”) (insurance agency)
• May 2009 to December 2009,
Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice
President, National Sales — Retail
Distribution, JPMorgan Chase/
Washington Mutual, Inc. (investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers 243

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES
Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	49	None
Born April 7, 1945	Chairman of	successor is	Investments, Ltd. (real estate firm)
1301 Second Avenue,	the Investment	duly elected and
18th Floor, Seattle, WA	Committee since	qualified
98101	2010	Appointed until
successor is
duly elected and
qualified

Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the Audit	49	• Director,
Born January 22, 1954	Chairman since 2005	successor is	Committee, Avista Corp (electric		Avista Corp
1301 Second Avenue,		duly elected and	utilities)		(electric
18th Floor, Seattle, WA		qualified	• Regent, University of Washington		utilities)
98101		Annual	• President, Kristianne Gates Blake,		• Until June
			P.S. (accounting services)		30, 2014,
			• Until June 30, 2014, Director, Ecova		Director,
			(total energy and sustainability		Ecova (total
			management)		energy and
			• Until December 31, 2013, Trustee		sustainability
			and Chairman of the Operations		management)
			Committee, Principal Investors Funds		• Until
			and Principal Variable Contracts		December 31,
			Funds (investment company)		2013, Trustee,
			• From April 2004 through December		Principal
			2012, Director, Laird Norton Wealth		Investors
			Management and Laird Norton Tyee		Funds
			Trust (investment company)		(investment
company)
• Until
December 31,
2013, Trustee
Principal
Variable
Contracts
Funds
(investment
company)
• From April
2004 through
December
2012,
Director, Laird
Norton Wealth
Management
and Laird
Norton
Tyee Trust
(investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.

244 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	49	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of Audit		Chairperson
1301 Second Avenue,		duly elected and	Committee, Select Sector SPDR		of Audit
18th Floor, Seattle, WA		qualified	Funds (investment company)		Committee,
98101					Select Sector
SPDR Funds
(investment
company)
• Trustee, ALPS
Series Trust
(investment
company)

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	49	None
Born June 6, 1946		successor is	• June 2004 to June 2014, Senior Vice
1301 Second Avenue,		duly elected and	President and Chief Financial Officer,
18th Floor, Seattle, WA		qualified	Waddell & Reed Financial, Inc.
98101			(investment company)

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	49	None
Born December 3, 1951		successor is	• January 2011 through March 2013,
1301 Second Avenue		duly elected and	President Emerita, Laird Norton
18th Floor, Seattle, WA		qualified	Wealth Management (investment
98101			company)
• April 2003 through December
2010, Chief Executive Officer of
Laird Norton Wealth Management
(investment company)

Raymond P. Tennison, Jr.,	Trustee since 2000	Appointed until	• Retired	49	None
Born December 21, 1955	Chairman of	successor is	• From January 2008 to December
1301 Second Avenue	the Nominating	duly elected and	2011, Vice Chairman of the Board,
18th Floor, Seattle, WA	and Governance	qualified	Simpson Investment Company (paper
98101	Committee since	Appointed until	and forest products)
	2007	successor is	• Until November 2010, President,
		duly elected and	Simpson Investment Company
		qualified	and several additional subsidiary
companies, including Simpson
Timber Company, Simpson Paper
Company and Simpson Tacoma Kraft
Company

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers 245

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Jack R. Thompson,	Trustee since 2005	Appointed until	• September 2007 to September	49	• Director,
Born March 21, 1949	Chairman of the	successor is	2010, Director, Board Chairman and		Board
1301 Second Avenue,	Audit Committee	duly elected and	Chairman of the Audit Committee,		Chairman and
18th Floor, Seattle, WA	since 2012	qualified	LifeVantage Corporation (health		Chairman
98101		Appointed until	products company)		of the Audit
		successor is	• September 2003 to September		Committee,
		duly elected and	2009, Independent Board Chair and		LifeVantage
		qualified	Chairman of the Audit Committee,		Corporation
			Sparx Asia Funds (investment		until
			company)		September
2010 (health
products
company)
• Director,
Sparx Asia
Funds
until 2009
(investment
company)

*	Each Trustee is subject to mandatory retirement at age 72.
Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Fund	During the
				Complex	Past 5 Years
Overseen
by Trustee

TRUSTEE EMERITUS
George F. Russell, Jr.,	Trustee Emeritus and	Until resignation	• Director Emeritus, Frank Russell	49	None
Born July 3, 1932	Chairman Emeritus	or removal	Company (investment consultant to
1301 Second Avenue,	since 1999		institutional investors (“FRC”)) and
18th Floor, Seattle, WA			RIMCo
98101			• Chairman Emeritus, RIC and RIF;
Russell Implementation Services Inc.
(broker-dealer and investment adviser
(“RIS”)); Russell 20-20 Association
(non-profit corporation); and Russell
Trust Company (non-depository trust
company (“RTC”))
• Chairman, Sunshine Management
Services, LLC (investment adviser)

246 Disclosure of Information about Fund Trustees and Officers

Russell Investment Company
LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued —October 31, 2014 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served

OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC, RIF and RET
Born December 16, 1966	Officer since 2005	by Independent	• Chief Compliance Officer, RFSC and U.S. One Inc.
1301 Second Avenue		Trustees	• 2005 to 2011 Chief Compliance Officer, RIMCo
18th Floor, Seattle, WA
98101

Sandra Cavanaugh,	President and Chief	Until successor	• CEO, U.S. Private Client Services, Russell Investments
Born May 10, 1954	Executive Officer	is chosen and	• President and CEO, RIC, RIF and RET
1301 Second Avenue,	since 2010	qualified by	• Chairman of the Board, Co-President and CEO, RFS
18th Floor, Seattle, WA		Trustees	• Chairman of the Board, President and CEO, RFSC
98101			• Director, RIMCo
• Chairman of the Board, President and CEO, RIA
• May 2009 to December 2009, Executive Vice President, Retail
Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales —
Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson,	Treasurer and Chief	Until successor	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET
Born November 26, 1963	Accounting Officer	is chosen and	• Director, RIMCo, RFSC, Russell Trust Company (“RTC”) and RFS
1301 Second Avenue	since 1998	qualified by	• Global Head of Fund Services, Russell Investments
18th Floor, Seattle, WA		Trustees	• October 2011 to December 2013, Head of North America Operations
98101			Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments
• 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC, RIF and RET
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIMCo
18th Floor, Seattle WA			• Director, RTC, RIS and Russell Investments Delaware, Inc.
98101			• Board of Managers, Russell Institutional Funds Management, Inc.
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIMCo, RFSC and RFS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC, RIF and RET
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, RFS, RIA and U.S. One Inc.
98101			• 1999 to 2010 Assistant Secretary, RIC and RIF

Disclosure of Information about Fund Trustees and Officers 247

Russell Investment Company LifePoints® Funds

Adviser and Service Providers — October 31, 2014

Interested Trustees	Administrator and Transfer and Dividend Disbursing
Sandra Cavanaugh	Agent
Independent Trustees	Russell Fund Services Company
Thaddas L. Alston	1301 Second Avenue
Kristianne Blake	Seattle, WA 98101
Cheryl Burgermeister	Custodian
Daniel P. Connealy	State Street Bank and Trust Company
Katherine W. Krysty	1 Iron Street
Raymond P. Tennison, Jr.	Boston, MA 02210
Jack R. Thompson	Office of Shareholder Inquiries
Trustee Emeritus	1301 Second Avenue
George F. Russell, Jr.	Seattle, WA 98101
Officers	(800) 787-7354
Sandra Cavanaugh, President and Chief Executive Officer	Legal Counsel
Cheryl Wichers, Chief Compliance Officer	Dechert LLP
Jeffrey T. Hussey, Chief Investment Officer	One International Place, 40th Floor
Mark E. Swanson, Treasurer and Chief Accounting Officer	100 Oliver Street
Mary Beth R. Albaneze, Secretary	Boston, MA 02110
Adviser	Distributor
Russell Investment Management Company	Russell Financial Services, Inc.
1301 Second Avenue	1301 Second Avenue
Seattle, WA 98101	Seattle, WA 98101
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 1900
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

248 Adviser and Service Providers

Russell Investment Company	1301 Second Avenue		800-787-7354
	Seattle, Washington 98101	Fax:	206-505-3495
www.russell.com

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer (“Code”).
(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:
	1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
	2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;
	3)	compliance with applicable laws and governmental rules and regulations;
	4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and
	5)	accountability for adherence to the Code.
(c)	The Code was restated as of August 2013; the restatement did not involve any material change.
(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.
(e)	Not applicable.
(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only] Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows: 2013 $1,278,172 2014 $1,214,967

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2013	$422,400	Performance of agreed-upon procedures with respect to
		04/30/13 semi-annual reports
to
2014	$444,900	Performance of agreed-upon procedures with respect to
		04/30/14 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2013	$340,300	Tax services
2014	$358,100	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2012	$107,520	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel
2013	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel, anti-money laundering
2014	$0	Review excise reconciliations, transfer agent internal
		controls analysis, overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company
Russell Investment Funds
Russell Exchange Traded Funds Trust
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 30, 2013

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) to apply to any and all engagements of the independent auditor to RIC, RIF and RET, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC, RIF and RET. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

  Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;
  Is in the position of auditing its own work; or
  Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

  Bookkeeping or other services relating to the accounting records or financial statements of the Funds
  Financial information system design and implementation
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports
  Actuarial services
  Internal audit outsourcing services
  Management functions
  Human resources services
  Broker-dealer, investment adviser or investment banking services
  Legal services

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF/RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC, RIF and RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC, RIF or RET.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RET and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows: 2013 $0 2014 $0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
President and CEO, Russell Investment Company; Chairman of the Board, President and
CEO, Russell Fund Services Company

Date: December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Sandra Cavanaugh
Sandra Cavanaugh
President and CEO, Russell Investment Company; Chairman of the Board, President and
CEO, Russell Fund Services Company
Date: December 31, 2014

By: /s/ Mark E. Swanson
Mark E. Swanson
Treasurer and Chief Accounting Officer and CFO, Russell Investment Company;
Global Head of Fund Services, Russell Investment Management Company and
Russell Financial Services Company

Date: December 31, 2014